                                                     REGISTRATION NO.333-142461

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                 FORM N-3
                          REGISTRATION STATEMENT
                                   UNDER
                        THE SECURITIES ACT OF 1933     [X]
                        PRE-EFFECTIVE AMENDMENT NO.    [_]
                      POST-EFFECTIVE AMENDMENT NO. 15  [X]

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          (EXACT NAME OF REGISTRANT)

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          (NAME OF INSURANCE COMPANY)

             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
         (ADDRESS OF INSURANCE COMPANY'S PRINCIPAL EXECUTIVE OFFICES) INSURANCE COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 554-1234

                               -----------------

                                  SHANE DALY
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                     AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

Approximate Date of Proposed Public Offering: Continuous.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):
    [_]immediately upon filing pursuant to paragraph (b) of Rule 485.
    [X]On May 1, 2018 pursuant to paragraph (b) of Rule 485.
    [_]60 days after filing pursuant to paragraph (a) of Rule 485.
    [_]On (date) pursuant to paragraph (a)(1) of Rule 485.
    [_]75 days after filing pursuant to paragraph (a)(2) of Rule 485.
    [_]On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
    [_]This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

   Units of interest in Separate Accounts under variable annuity contracts.

================================================================================

EXPLANATORY NOTE:

This Post-Effective Amendment No. 15 ("PEA") to the Registration Statement No. 333-142461 ("Registration Statement") of AXA Equitable Life Insurance Company ("AXA Equitable") and its Separate Account No. 4 is being filed for the purpose of including in the Registration Statement the additions/modifications reflected in the Prospectus, Supplement to the Prospectus and Statement of Additional Information. Part C has also been updated pursuant to the requirements of Form N-3. The PEA does not amend any other part of the Registration Statement except as specifically noted herein.

Members Retirement Program


PROSPECTUS DATED MAY 1, 2018


PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE PARTICIPATING IN THE PROGRAM OR ALLOCATING AMOUNTS UNDER THE CONTRACT. THIS PROSPECTUS SUPERSEDES ALL PRIOR PROSPECTUSES AND SUPPLEMENTS. YOU SHOULD READ THE PROSPECTUSES FOR EACH TRUST WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

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ABOUT THE MEMBERS RETIREMENT PROGRAM

The Program provides members of certain groups and other eligible persons several plans for the accumulation of retirement savings on a tax-deferred basis. Through trusts ("Plan Trusts") maintained under these plans, you can allocate contributions among the investment options offered under the Program. The investment options under the Program include: (1) the 3-year Guaranteed Rate Account, the 5-year Guaranteed Rate Account, the Guaranteed Interest Option, and the Money Market Guarantee Account (the "guaranteed options"), and
(2) the investment funds (the "Funds") listed in the table below.

As previously advised, on July 10, 2015, the 3-year and 5-year Guaranteed Rate Accounts were closed to contributions, transfers and loan repayments. The Money Market Guarantee Account has been closed to new amounts since January 1, 2009.

WHAT IS THE MEMBERS RETIREMENT PROGRAM CONTRACT?

The Members Retirement Program contract is a group annuity contract issued by AXA EQUITABLE LIFE INSURANCE COMPANY (the "AXA Equitable"). Contributions to the Plan Trusts maintained under the plans will be allocated among our investment funds and guaranteed options in accordance with participant instructions.

INVESTMENT OPTIONS
ASSET ALLOCATION
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.. 1290 VT DoubleLine Dynamic Allocation

.. All Asset Growth-Alt 20/(1)/
.. AllianceBernstein Balanced
.. AXA Aggressive Allocation/(2)/
.. AXA Conservative Allocation/(2)/
.. AXA Conservative-Plus
   Allocation/(2)/
.. AXA Moderate Allocation/(2)/
.. AXA Moderate Plus Allocation/(2)/

.. Target 2015 Allocation/(4)/
.. Target 2025 Allocation/(4)/
.. Target 2035 Allocation/(4)/
.. Target 2045 Allocation/(4)/
.. Target 2055 Allocation/(4)/
.. 1290 Retirement 2020/(5)/
.. 1290 Retirement 2025/(5)/
.. 1290 Retirement 2030/(5)/
.. 1290 Retirement 2035/(5)/
.. 1290 Retirement 2040/(5)/
.. 1290 Retirement 2045/(5)/
.. 1290 Retirement 2050/(5)/
.. 1290 Retirement 2055/(5)/
.. 1290 Retirement 2060/(5)/

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CASH EQUIVALENTS
--------------------------------------------------------------------------------
.. EQ/Money Market
.. Guaranteed Interest Option
.. Guaranteed Rate Accounts
.. Money Market Guarantee
   Account/(3)/
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INTERNATIONAL/GLOBAL STOCKS
--------------------------------------------------------------------------------
.. AXA Global Equity Managed Volatility
.. AXA International Core Managed Volatility
.. EQ/International Equity Index
.. EQ/MFS International Growth
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INTERNATIONAL/GLOBAL BONDS

--------------------------------------------------------------------------------

.. EQ/PIMCO Global Real Return/(5)/

--------------------------------------------------------------------------------
BONDS
--------------------------------------------------------------------------------
.. Charter/SM/ Multi-Sector Bond
.. EQ/Intermediate Government
   Bond
.. EQ/PIMCO Ultra Short Bond
.. Multimanager Core Bond

.. Vanguard VIF Total Bond Market Index/(5)/

--------------------------------------------------------------------------------
LARGE CAP STOCKS
--------------------------------------------------------------------------------

.. 1290 VT Equity Income

.. 1290 VT Socially Responsible
.. AllianceBernstein Growth Equity
.. AXA Large Cap Growth Managed Volatility
.. AXA Large Cap Value Managed Volatility
.. AXA/ClearBridge Large Cap Growth
.. EQ/Capital Guardian Research
.. EQ/Equity 500 Index
.. EQ/Large Cap Growth Index
.. EQ/T. Rowe Price Growth Stock

.. Vanguard VIF Total Stock Market Index/(5)/

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MID CAP STOCKS
--------------------------------------------------------------------------------
.. AllianceBernstein Mid Cap Growth
.. AXA Mid Cap Value Managed Volatility
.. AXA/Janus Enterprise
.. EQ/Mid Cap Index
--------------------------------------------------------------------------------
SMALL CAP STOCKS
--------------------------------------------------------------------------------

.. 1290 VT GAMCO Small Company Value

.. AXA/AB Small Cap Growth
.. EQ/Small Company Index
--------------------------------------------------------------------------------
SPECIALTY
--------------------------------------------------------------------------------

.. 1290 VT GAMCO Mergers & Acquisitions

--------------------------------------------------------------------------------
SECTOR
--------------------------------------------------------------------------------
.. Multimanager Technology
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(1)The "All Asset" Portfolios.
(2)The "AXA Allocation" Portfolios.
(3)The Money Market Guarantee Account is closed to new or additional contributions, transfers and loan repayments. See "Money Market Guarantee Account is closed to new money" under "Investment options" later in this prospectus.

(4)This variable investment option will be closed to contributions on or about July 12, 2018.
(5)This variable investment option will be available on or about May 15, 2018, subject to regulatory approval.

The AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are managed by AXA Equitable. Each of the other Funds invests in shares of a corresponding portfolio ("Portfolio") of AXA Premier VIP Trust, EQ Advisors Trust, Vanguard Variable Insurance Fund and 1290 Funds(R) (the "Investment Trusts"). You should also read the prospectuses for the Trusts and keep them for future reference. As described in more detail in the "Portfolios of the Investment Trusts" section of the prospectus, the Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio and Target 2055 Allocation Portfolio will be closed to contributions on or about July 12, 2018.


GUARANTEED OPTIONS. The guaranteed option we offer is the Guaranteed Interest Option. The Guaranteed Interest Option is part of our general account. If you are an existing contract owner, you may still have allocated values to the Money Market Guarantee Account or the 3-Year or 5-Year Guaranteed Rate Account. The 3-year and 5-year Guaranteed Rate Accounts and Money Market Guarantee Account are closed to contributions, transfers and loan repayments. The 3-Year and 5-Year Guaranteed Accounts since July 10, 2015 and the Money Market Guarantee Account since January 1, 2009. The Money

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SECURITIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                        #502492

Market Guarantee Account has been closed to new contributions since January 1, 2009. See "Investment Options" later in this prospectus.

This prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the contract are changed after the date of this prospectus in accordance with the contract, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.


We have filed registration statements relating to this offering with the Securities and Exchange Commission. A Statement of Additional Information ("SAI"), dated May 1, 2018, which is part of one of the registration statements, is available free of charge upon request by writing to us or calling us toll-free. The SAI has been incorporated by reference into this prospectus. The table of contents for the SAI and a request form to obtain the SAI appear at the end of this prospectus. You may also obtain a copy of this prospectus and the SAI through the SEC website at www.sec.gov. The SAI is available free of charge. You may request one by writing to our Processing Office at The Members Retirement Program, c/o AXA Equitable, Box 4875 Syracuse, NY 13221, or calling 1-800-526-2701.

Contents of this Prospectus

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             Index of key words and phrases                      5
             Who is AXA Equitable?                               6
             How to reach us                                     7
             The Program at a glance -- key features             9
             Employer choice of retirement plans                 9
             Plan features                                       9
             The Contract at a glance -- key features           10

             ------------------------------------------------------
             FEE TABLE                                          12
             ------------------------------------------------------

             Examples                                           13
             Condensed financial information                    13
             Financial statements of investment funds           13

             ------------------------------------------------------
             1. INVESTMENT OPTIONS                              14
             ------------------------------------------------------
             The Funds                                          14
             The Investment Trusts                              17
             Portfolios of the Investment Trusts                18
             Risks of investing in the Funds                    24
             Additional information about the Funds             25
             The guaranteed options                             25

             ------------------------------------------------------
             2. HOW WE VALUE YOUR ACCOUNT BALANCE IN THE FUNDS  27
             ------------------------------------------------------
             For amounts in the Funds                           27
             How we determine the unit value                    27
             How we value the assets of the Funds               27


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When we use the words "we,""us" and "our," we mean AXA Equitable. Please see the index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained.
When we address the reader of this prospectus with words such as "you" and "your," we generally mean the individual plan participant in one or more of the plans available in the Program. For example, "you" and "your" may refer to the individual plan participant when the contract owner has instructed us to take participant in-plan instructions as the contract's owner's instructions under the contract. For example, in "Transfers and access to your account."

As explained in certain sections, "you" and "your" may sometimes refer to the employer. For example, "The Program" section of this prospectus is primarily directed at the employer.

No person is authorized by AXA Equitable Life Insurance Company to give any information or make any representations other than those contained in this prospectus and the SAI, or in other printed or written materials issued by AXA Equitable. You should not rely on any other information or representation.

                          CONTENTS OF THIS PROSPECTUS

             ------------------------------------------------------
             3. TRANSFERS AND ACCESS TO YOUR ACCOUNT            29
             ------------------------------------------------------
             Transfers among investment options                 29
             Disruptive transfer activity                       29
             Our Automated Voice Response System and our
               Internet website                                 30
             Participant loans                                  30
             Choosing benefit payment options                   30
             Proof of correct information                       32
             Benefits payable after the death of a participant  32

             ------------------------------------------------------
             4. THE PROGRAM                                     33
             ------------------------------------------------------
             Summary of plan choices                            33
             Getting started                                    33
             How to make Program contributions                  33
             Allocating Program contributions                   33
             Distributions from the investment options          34
             Rules applicable to participant distributions      34

             ------------------------------------------------------
             5. CHARGES AND EXPENSES                            36
             ------------------------------------------------------
             Charges for state premium and other applicable
               taxes                                            37
             Fees paid to associations                          37
             General information on fees and charges            37
             Charges that the Trusts deduct                     37

             ------------------------------------------------------
             6. TAX INFORMATION                                 38
             ------------------------------------------------------
             Buying a contract to fund a retirement arrangement 38 Income taxation of distributions to
               qualified plan participants                      38
             In-Plan Roth rollover                              39
             Tax withholding and information reporting          39
             Impact of taxes to AXA Equitable                   39

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             7. MORE INFORMATION                                41
             ------------------------------------------------------
             About Program changes or terminations              41
             IRS disqualification                               41
             About the separate accounts                        41
             About the general account                          41
             Cybersecurity                                      41
             About legal proceedings                            42
             Financial statements                               42
             About the trustee                                  42
             Distribution of the contracts                      42
             Reports we provide and available information       42
             Acceptance                                         42


            -----------------------------------------------------------
            APPENDIX
            -----------------------------------------------------------
            I     --   Condensed financial information             I-1

            -----------------------------------------------------------
            STATEMENT OF ADDITIONAL INFORMATION
              Table of contents
            -----------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

Index of key words and phrases

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Below is an index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained. This index should help you locate more information on the terms used in this prospectus.


                                                     PAGE

                    Automated Voice Response System      7
                    AXA Equitable                        6
                    beneficiary                         31
                    benefit payment options             30
                    business day                        27
                    contract                             1
                    corresponding portfolio              1
                    disruptive transfer activity        29
                    eligible rollover distributions     38
                    fair valuation                      28
                    GIO                                 25
                    GRAs                                25
                    guaranteed options               10,25
                    individually designed plan          33
                    IRA                                 38
                    IRS Pre-Approved Plan               33


                                                     PAGE

                     investment funds                 1
                     investment options              14
                     Investment Trusts               17
                     market timing                   29
                     Money Market Guarantee Account  14
                     Pooled Trust                    33
                     Program                         33
                     Roth 401(k)                      9
                     separate accounts               41
                     Separate Trust                   9
                     unit value                      27
                     unit                            27
                     3-year GRA                      26
                     5-year GRA                      26

                        INDEX OF KEY WORDS AND PHRASES

Who is AXA Equitable?

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We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Equitable Holdings, Inc., which is an indirect majority owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the majority shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts. AXA Equitable is solely responsible for paying all amounts owed to you under your contract.

AXA Equitable Holdings, Inc. and its consolidated subsidiaries managed approximately $669.9 billion in assets as of December 31, 2017. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             WHO IS AXA EQUITABLE?

HOW TO REACH US

You may communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location listed below.

You can reach us as indicated below to obtain:

..   Copies of any plans, trusts, adoption agreements, or enrollment or other forms used in the Program.

..   Unit values and other account information under your plan.

..   Any other information or materials that we provide in connection with the
    Program.

INFORMATION ON JOINING THE PROGRAM
 BY PHONE:

  1-800-523-1125 (Retirement Program Specialists available weekdays 9 a.m. to 5 p.m., Eastern Time)
 BY REGULAR MAIL:

  The Members Retirement Program
  c/o AXA Equitable
  Box 4875
  Syracuse, NY 13221
 BY REGISTERED, CERTIFIED, OR OVERNIGHT DELIVERY:

  The Members Retirement Program
  c/o AXA Equitable
  100 Madison St., MD-34-42
  Syracuse, NY 13202
 BY INTERNET:

The Members Retirement Program website www.axa.com/mrp, provides information about the Program, as well as several interactive tools and resources that can help answer some of your retirement planning questions. The website also provides an e-mail feature that can be accessed by clicking on "Contact us."

NO PERSON IS AUTHORIZED BY AXA EQUITABLE LIFE INSURANCE COMPANY TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE SAI, OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY AXA EQUITABLE. YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

INFORMATION ONCE YOU JOIN THE PROGRAM
 BY PHONE:


1-800-526-2701 (U.S.) or 1-800-526-2701-0 from France, Israel, Italy, Republic of Korea, Switzerland, and the United Kingdom (Retirement Plan Account Managers available weekdays 9 a.m. to 5 p.m., Eastern Time).

 TOLL-FREE AUTOMATED VOICE RESPONSE SYSTEM:

By calling 1-800-526-2701 or 1-800-526-2701-0, you may, with your assigned personal security code, use our Automated Voice Response System to:

..   Transfer between investment options and obtain account balance information.

..   Change the allocation of future contributions.

..   Hear personalized performance information and fund unit values.


Our Automated Voice Response System operates 24 hours a day. You may speak with our Retirement Plan Account Managers during regular business hours about any matters covered by our Automated Voice Response System.

 BY INTERNET FOR AMOUNTS IN THE PLAN TRUST

By logging on to www.axa.com/mrp, both participants and employers can access certain retirement account information and perform certain financial transactions. Participants can access the information by clicking on Participant Log-In and entering their credentials. Participants can use the Internet to access certain retirement account information and perform certain transactions such as:

..   Investment performance, current investment fund unit values, and current guaranteed option interest rates.

..   Transfer assets between investment options and obtain account balance information.

..   Change the allocation of future contributions.

Employers can access information by clicking on Employer Log-In and entering their User ID and Password. Employers can use the Internet to access certain plan level retirement account information and perform certain transactions such as:

..   Standard and Customizable Reports

..   Online remittal of Contributions

..   Online remittal of annual Plan and Participant Census Information

..   Online Form 5500 preparation and filing (IRS Pre-Approved Plans only)
 FOR CORRESPONDENCE WITHOUT CONTRIBUTION CHECKS SENT BY REGULAR MAIL:

  The Members Retirement Program
  P.O. Box 4875
  Syracuse, NY 13221
 FOR CORRESPONDENCE WITH CONTRIBUTION CHECKS SENT BY REGULAR MAIL:

  The Association Members Retirement Program
  P.O. Box 13678
  Newark, NJ 07188-3678

                             WHO IS AXA EQUITABLE?

 FOR ALL CORRESPONDENCE (WITH OR WITHOUT CONTRIBUTION CHECKS) SENT BY REGISTERED, CERTIFIED, OR OVERNIGHT DELIVERY:

  AXA Equitable
  Association Service MD-34-42
  100 Madison Street
  Syracuse, NY 13202

Your correspondence will be picked up at the mailing address noted above and delivered to our Processing Office. Your correspondence, however, is not considered received by us until it is received at our Processing Office. Our Processing Office is located at 100 Madison Street, Syracuse, NY 13202.
 BY E-MAIL

We welcome your comments and questions regarding the Members Retirement Program or website. If you have a comment or suggestion email us from the Program website. Go to www.axa.com/mrp, Participant Log-In and click on "Contact Us".

                             WHO IS AXA EQUITABLE?

The Program at a glance -- key features

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EMPLOYER CHOICE OF RETIREMENT PLANS

Our IRS Pre-Approved Plan ("Plan") is a defined contribution prototype or volume submitter plan that can be adopted as a profit-sharing plan (401(k), SIMPLE 401(k), safe harbor 401(k) and Roth 401(k) features are available) and a defined contribution pension plan, or both. A "designated Roth contribution" ("Roth 401(k)") may be added to any of the 401(k) features. It allows eligible employees to designate all or part of their elective deferrals as Roth contributions. See "Tax Information" below.

The Plan is designed to comply with the requirements of Section 404(c) of the Employee Retirement Income Security Act of 1974 ("ERISA"). The Program's investment options are the only investment choices under the IRS Pre-Approved Plan.

If you maintain your own individually-designed plan, which invests through our Investment Only arrangement, you may use the investment options in the Program through our Pooled Trust.

PLAN FEATURES

IRS PRE-APPROVED PLAN:

..   The Program investment options are the only investment choices.

..   Plan-level and participant-level recordkeeping, benefit payments, tax withholding and reporting provided.

..   Use of our Separate Trust.

..   No minimum amount must be invested.

..   Online Form 5500 reporting.

..   Automatic updates for law changes (may require employer adoption) and reporting.

INVESTMENT ONLY:

..   Our Pooled Trust is used for investment only.

..   Recordkeeping services provided for plan assets in Pooled Trust.

PLAN CHARGES AND EXPENSES:

..   Plan and transaction charges vary by type of plan adopted, or by specific transaction.

ADDITIONAL FEATURES FOR AMOUNTS HELD IN THE TRUST:

..   Toll-free number available for transfers and account information.

..   Internet website access to account information and transactions.

..   Participant loans (if elected by your employer; some restrictions apply).

..   Regular statements of account.

..   Retirement Program Specialist and Retirement Plan Account Manager support.

..   Daily valuation of accounts.

-------------------------------------------------------------------------------
                                                       POOLED TRUST FOR
                                                       INDIVIDUALLY
                IRS PRE-APPROVED PLAN                  DESIGNED PLANS
-------------------------------------------------------------------------------
WHO SELECTS     Participant                            Participant or Trustee,
INVESTMENTS?                                           as specified under
                                                       your "Plan"
-------------------------------------------------------------------------------
ARE LOANS                                              Yes, if permitted
AVAILABLE?      Yes, if permitted under your "Plan"    under your Plan
-------------------------------------------------------------------------------
WHEN ARE YOU                                           Benefits depend upon
ELIGIBLE FOR    Upon retirement, death, disability or  the terms of your
DISTRIBUTIONS?  termination of employment              "Plan"
-------------------------------------------------------------------------------

                    THE PROGRAM AT A GLANCE -- KEY FEATURES

The Contract at a glance -- key features

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CONTRIBUTIONS:

..   Can be allocated to any one option or divided among them.

..   Must be made by check or money order payable to AXA Equitable or remitted online.

..   Must be sent along with the form acceptable to AXA.

..   Are credited on the day of receipt if accompanied by properly completed forms. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

TRANSFERS AMONG INVESTMENT OPTIONS:

..   Generally, amounts may be transferred among the investment options at any time.

..   Transfers may be made through our Automated Voice Response System or
    Program website.

..   There is no charge for transfers and no tax liability.

..   Transfers from the Guaranteed Rate Accounts may not be made prior to maturity.

CHARGES AND EXPENSES:

..   Program expense charge assessed against combined value of Program assets in the Trust.

..   Investment management and accounting fees and other expenses charged on an investment fund-by-fund basis, as applicable.

..   Record maintenance and report fee.

..   Enrollment fee.

..   Indirectly, charges of underlying Portfolios for investment management,
    12b-1 fees and other expenses.

PROFESSIONAL INVESTMENT MANAGEMENT:


Through the investment funds under our contract we make available these professional investment advisers who advise or sponsor the different Funds:


..   AllianceBernstein L.P.

..   Allianz Global Investors U.S. LLC

..   AXA Equitable Funds Management Group, LLC


..   AXA Equitable Funds Management Group, LLC d/b/a 1290 Asset Managers(R)


..   BlackRock Investment Management, LLC

..   Capital Guardian Trust Company

..   Diamond Hill Capital Management, Inc.

..   DoubleLine Capital, LP

..   EARNEST Partners, LLC

..   Federated Global Investment Management Corp.

..   GAMCO Asset Management, Inc.

..   Loomis, Sayles & Company, L.P.

..   Massachusetts Financial Services Company d/b/a MFS Investment Management

..   Morgan Stanley Investment Management, Inc.

..   Oppenheimer Funds, Inc.

..   Pacific Investment Management Company LLC

..   SSgA Funds Management, Inc.

..   The Dreyfus Corporation

..   T. Rowe Price Associates, Inc.


..   The Vanguard Fixed Income Group

..   The Vanguard Equity Index Group


..   Wellington Management Company, LLP

..   Wells Capital Management, Inc.

BENEFIT PAYMENT OPTIONS:

..   Lump sum.

..   Installments on a time certain or dollar certain basis including automated minimum distributions if elected.

..   Fixed annuity benefit payout options as available under your employer's plan.

..   Variable annuity benefit payout options as available under your employer's plan (described in a separate prospectus for that option).

For more detailed information, we urge you to read the contents of this prospectus. This prospectus is not the group annuity contract. Please feel free to call us if you have any questions.

GUARANTEED OPTIONS:

The four guaranteed options include two Guaranteed Rate Accounts, a Guaranteed Interest Option, and a Money Market Guarantee Account. The Money Market Guarantee Account and the two Guaranteed Rate Accounts are closed to new or additional contributions, transfers and loan repayments. See "Money Market Guarantee Account is closed to new money" under "Investment Options" later in this prospectus.

For more detailed information, we urge you to read the contents of this prospectus, as well as your contract. Please feel free to speak with your financial professional, or call us, if you have any questions. If for any reason you are not satisfied with your contract, you may return it to us for a refund within a certain number of days.

TAX ADVANTAGES:

..  ON EARNINGS
   No tax on investment earnings until withdrawn.

..  ON TRANSFERS
   No tax on internal transfers.

                   THE CONTRACT AT A GLANCE -- KEY FEATURES

TAX NOTE:

..   Because you are purchasing or contributing to an annuity contract to fund a retirement plan qualified under section 401 of the Internal Revenue Code (the "Code") you should be aware that the contract meets Code qualification requirements but does not provide tax deferral benefits beyond those already provided by the Code. You should consider whether the contract's features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the features, benefits and costs of the contract relative to other types of arrangements. (For more information, see "Tax information" later in the prospectus.)

                   THE CONTRACT AT A GLANCE -- KEY FEATURES

Fee table

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The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.

-----------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM THE VALUE IN YOUR INVESTMENT OPTIONS AT
 THE END OF EACH MONTH EXPRESSED AS AN ANNUAL PERCENTAGE
-----------------------------------------------------------------------------------------------
Program expense charge/(1)/                  0.85% (Maximum)
-----------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE END OF EACH
 CALENDAR QUARTER
-----------------------------------------------------------------------------------------------
Record maintenance and report fee            $3.75
-----------------------------------------------------------------------------------------------
 CHARGES WE MAY DEDUCT FROM YOUR ACCOUNT VALUE
-----------------------------------------------------------------------------------------------
Enrollment fee/(2)/                          $25 per participant
-----------------------------------------------------------------------------------------------


A proportionate share of all fees and expenses paid by a Portfolio that corresponds to any investment fund of the Investment Trusts to which monies are allocated also applies. The table below shows the lowest and highest total operating expenses as of December 31, 2017 charged by any of the Portfolios that apply periodically during the time that you own the contract. These fees and expenses are reflected in the investment funds' net asset value each day. Therefore, they reduce the investment return of the fund and the related investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the prospectuses for the Trusts.



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 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
----------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio
assets including management fees, 12b-1 fees, service fees, and/or other              Lowest Highest
expenses)/(/*/)/                                                                      0.15%  5.24%
----------------------------------------------------------------------------------------------------



(*)"Total Annual Portfolio Operating Expenses" may be based, in part, on estimated amounts of such expenses. Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2019 ("Expense Limitation Arrangement") (unless the Investment Trust's Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2019. The range of expenses in the table above does not include the effect of any Expense Limitation Arrangement. The Expense Limitation Arrangement does not apply to unaffiliated Portfolios. The range of expense in the table below includes the effect of the Expense Limitation Arrangements.



------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses after the effect of Expense Limitation        Lowest Highest
Arrangements/(/**/)/                                                                    0.15%  1.35%
------------------------------------------------------------------------------------------------------


(**)"Total Annual Portfolio Operating Expenses" may be based, in part, on estimated amounts of such expenses.

   For complete information regarding the Expense Limitation Arrangements see the prospectuses for the underlying Portfolios.

----------------------------------------------------------------------------------
 POOLED TRUST EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE
----------------------------------------------------------------------------------

                                                                             INVESTMENT
                                                                           MANAGEMENT AND    DIRECT OPERATING AND
                                                                         ACCOUNTING FEE/(3)/ OTHER EXPENSES/(4)/  TOTAL
                                                                         ------------------  -------------------- -----
AllianceBernstein Growth Equity                                          0.30%               0.09%                0.39%
AllianceBernstein Mid Cap Growth                                         0.65%               0.02%                0.67%
AllianceBernstein Balanced                                               0.50%               0.13%                0.63%


----------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM THE FUNDS EXPRESSED AS AN ANNUAL PERCENTAGE
----------------------------------------------------------------------------------
Other expenses/(4)(5)/                                                   0.01%
----------------------------------------------------------------------------------


(1)This is the maximum fee; the program expense charge you actually pay may be lower, as discussed later in this prospectus, under "Charges and expenses".

(2)This fee is charged to your employer. If your employer fails to pay this charge, we may deduct the amount from subsequent contributions or from your account value.


(3)These fees will fluctuate from year to year and from fund to fund based on the assets in each fund. The percentage set forth in the table represents the highest fees incurred by a fund during the fiscal year ended
   December 31, 2017. These expenses may be higher or lower based on the expenses incurred by a fund during the fiscal year ended December 31, 2018. We receive a portion of this fee for accounting and administrative services.

(4)These expenses vary by investment Fund, and will fluctuate from year to year based on actual expenses. The percentage set forth in the table represents the highest other expenses incurred by a Fund during the fiscal year ended December 31, 2017. These expenses may be higher based on the expenses incurred by the Funds during the fiscal year ended December 31, 2018.

(5)Effective January 1, 2014, AXA Equitable voluntarily capped "Other Expenses" for the pooled trust Funds at 0.01%. The cap is currently in effect through April 30, 2019, at which time AXA Equitable will opt to continue or remove it. If the cap was not in effect, "Other Expenses" as of December 31, 2017 would have been 0.09%.

                                   FEE TABLE

EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses.

The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated and assume the maximum charges applicable under the contract, including the record maintenance and report fee and the enrollment fee. Since there are no surrender charges in connection with amounts invested in the Funds, the expenses are the same whether or not the participant withdraws amounts held in any of the Funds.

The charges used in the examples are the maximum expenses. The Guaranteed Rate Accounts, Guaranteed Interest Option, and the Money Market Guarantee Account are not covered by the fee table and examples. However, ongoing expenses do apply to the Guaranteed Rate Accounts, Guaranteed Interest Option, and the Money Market Guarantee Account. These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

SEPARATE ACCOUNT NO. 66 EXAMPLES: These examples assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes maximum contract charges and total annual expenses of the Portfolios (before expense limitations) set forth in the previous charts. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:


-------------------------------------------------------------------------------------------------------
                                 IF YOU SURRENDER OR DO NOT
                               SURRENDER YOUR CONTRACT AT THE END OF IF YOU ANNUITIZE AT THE END OF THE
                                 THE APPLICABLE TIME PERIOD              APPLICABLE TIME PERIOD
-------------------------------------------------------------------------------------------------------
                               1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR    3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------------------------------------------------------
INVESTMENT TRUSTS:
-------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                   $647    $1,866    $3,053    $5,881    $647     $1,866  $3,053   $5,881
-------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                   $143    $  391    $  655    $1,399    $143     $  391  $  655   $1,399
-------------------------------------------------------------------------------------------------------


POOLED SEPARATE ACCOUNT EXAMPLES: These examples assume that you invest $10,000 in the indicated options under the contract for the time periods indicated. All other information and assumptions stated above apply. Although your actual costs may be higher or lower based on these assumptions, your costs would be:


---------------------------------------------------------------------------------------------------------
                                   IF YOU SURRENDER OR DO NOT
                                 SURRENDER YOUR CONTRACT AT THE END OF IF YOU ANNUITIZE AT THE END OF THE
                                   THE APPLICABLE TIME PERIOD              APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------------
                                 1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR    3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------------
AllianceBernsteinGrowth Equity    $181     $509     $  857    $1,827    $181      $509   $  857   $1,827
---------------------------------------------------------------------------------------------------------
AllianceBernsteinMid Cap Growth   $207     $586     $  987    $2,098    $207      $586   $  987   $2,098
---------------------------------------------------------------------------------------------------------
AllianceBernsteinBalanced         $212     $601     $1,013    $2,152    $212      $601   $1,013   $2,152
---------------------------------------------------------------------------------------------------------


CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this prospectus for condensed financial information concerning the Funds available as of December 31, 2017.


FINANCIAL STATEMENTS OF INVESTMENT FUNDS

Each of the investment funds is, or is part of, one of our separate accounts as described in "About the separate accounts" under "More information" later in this prospectus. The financial statements of the Pooled Separate Accounts, (AllianceBernstein Growth Equity (Separate Account No. 4), AllianceBernstein Mid Cap Growth (Separate Account No. 3) and AllianceBernstein Balanced (Separate Account No. 10)) and Separate Account No. 66 as well as the financial statements of AXA Equitable are included in the SAI. The financial statements for each Trust are in the SAI for that Trust.

                                   FEE TABLE

1. Investment options

--------------------------------------------------------------------------------

We offer VARIOUS INVESTMENT OPTIONS under the contract which include: investment funds that we call the "Funds", two Guaranteed Rate Accounts and the Guaranteed Interest Option. The two Guaranteed Rate Accounts and the Money Market Guarantee Account are no longer being sold. See "Money Market Guarantee Account is closed to new money" under "Investment options" later in this prospectus for further information. We reserve the right to discontinue the offering of any Funds and either or both of the currently available Guaranteed Rate Accounts at any time with notice to you. Not all Funds, Guaranteed Rate Accounts and the Guaranteed Interest Option, may be available with all Plans.

THE FUNDS

Each Fund has a different investment objective. The Funds try to meet their investment objectives by investing either in a portfolio of securities or by holding mutual fund shares. We cannot assure you that any of the Funds will meet their investment objectives.

THE ALLIANCEBERNSTEIN GROWTH EQUITY FUND

OBJECTIVE

The investment objective of the AllianceBernstein Growth Equity Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing its assets in securities represented in the Russell 1000 Growth Index ("Index"); it is intended that the Fund seeks to approximate the risk profile and investment return of the Index on an annualized basis.

INVESTMENT STRATEGIES

The Manager will use a replication construction technique to initiate and maintain the portfolio. The Fund seeks to approximate the Russell 1000 Growth Index by owning all securities in the portfolio in the approximate weight each represents in the Index. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (Source: Russell Investment Group).

The majority of trading in the Fund each year will take place in June, after the annual reconstitution of the Russell indexes by Russell Investments. The list of constituents is ranked based on total market capitalization as of May 31st of each year, with the actual reconstitution effective in June. Changes to the membership lists are pre-announced and subject to change if any corporate activity occurs or if any new information is received prior to release.

Typically, passively managed portfolios are rebalanced when cash is accumulated due to dividend and interest receipts, monies are received from corporate reorganizations (i.e. tenders, mergers and buybacks) and external cash flows.

AllianceBernstein may utilize index futures and Exchange Traded Funds to equitize short-term cash balances or effect basis trades to minimize transaction costs. These instruments are used if, in the advisor's opinion, they provide a more cost-effective alternative than transacting in the cash market.

The Fund is valued daily.

RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the funds," later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Growth Equity Fund specifically.

THE ALLIANCEBERNSTEIN MID CAP GROWTH FUND

OBJECTIVES

The AllianceBernstein Mid Cap Growth Fund seeks to achieve long-term capital growth, through a diversified portfolio of equity securities. The account attempts to achieve this objective by investing primarily in the common stock of medium-sized companies which have the potential to grow faster than the general economy and to grow into much larger companies.

INVESTMENT STRATEGIES

The AllianceBernstein Mid Cap Growth Fund is actively managed to obtain excess return versus the Russell Mid Cap Growth Index. The Fund invests at least 80% of its total assets in the common stock of companies with medium capitalizations at the time of the Fund's investment, similar to the market capitalizations of companies in the Russell Mid Cap Growth Index. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. If deemed appropriate, in order to meet the investment objectives, the Fund may invest in companies in cyclical industries, as well as in securities that the adviser believes are temporarily undervalued. The Fund may also invest in foreign companies without substantial business in the United States. In aggregate, IPO (Initial Public Offerings) investments cannot exceed 5% of the Fund at time of purchase, and no more than 10% due to appreciation. An IPO is an issuer's first offering of a security or class of a security to the public.

The Fund may also invest in other types of securities including convertible preferred stocks, convertible debt securities and short-term securities such as corporate notes, and temporarily invest in money market instruments. Additionally, the Fund may invest up to 10% of its total assets in restricted securities.

The Fund attempts to generate excess return by taking active risk in security selection by looking for companies with unique growth potential. The Fund may often be concentrated in industries where research resources indicate there is high growth potential. The Fund is valued daily.

                              INVESTMENT OPTIONS

RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the funds" later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Mid Cap Growth Fund specifically. Note, however, that due to the AllianceBernstein Mid Cap Growth Fund's investment policies, this Fund provides greater growth potential and greater risk than the AllianceBernstein Growth Equity and AllianceBernstein Balanced Funds. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

THE ALLIANCEBERNSTEIN BALANCED FUND

OBJECTIVES

The Balanced Account (the "Portfolio") seeks to achieve both appreciation of capital and current income through investment in a diversified Portfolio of publicly traded common stocks, equity-type securities, debt securities and short-term money-market instruments. The Balanced Portfolio will include allocations to three sub-portfolios: Global Structured Equity, US Core Fixed Income and Cash.

INVESTMENT STRATEGIES

The Global Structured Equity sub-portfolio's objective is to deliver consistent excess returns driven by intensive company research combined with a disciplined portfolio construction process focused on risk control. The sub-portfolio targets long-term growth of capital and to outperform the Morgan Stanley Capital International (MSCI) World Index over any three year period.

The Global Structured Equity sub-portfolio invests primarily in equity and equity type securities (such as convertible bonds, convertible preferred and warrants) by using a disciplined investment approach to identify attractive investment candidates based on internally generated research. The Adviser's global industry research analysts are responsible for a primary research universe of companies that are primarily stocks in the MSCI World Index or stocks with similar characteristics that meet the Advisor's investment criteria. The analysts conduct in-depth research on these companies to uncover the most attractive investment opportunities. The sub-portfolio is constructed to maximize exposure to stocks selected by the Advisor's analysts and Portfolio Managers. Individual security weights are a function of the analyst view, ownership within other portfolios, volatility, correlation and index weight. It may also hold securities to control risk and to limit the traditional sources of risk such as style/theme exposures. The result is a combination of stocks in the sub-portfolio with fundamental characteristics, as well as country and sector weightings that approximate those of the benchmark. The sub-portfolio primarily invests its assets in countries included in the MSCI World Index, however the sub-portfolio may not invest in Emerging Market securities that fall into the MSCI Emerging Markets country definition. The sub-portfolio may also utilize currency hedging through the use of currency forwards. For the currency hedging process, the Advisor uses forward contracts that require the purchase or delivery of a foreign currency at some future date. The price paid for the contract is the current price of the foreign currency in U.S. dollars plus or minus an adjustment based on the interest rate differential between the U.S. dollar and the foreign currency. This process utilizes the Advisor's currency multi-factor expected return model based upon: interest rate differentials, current account imbalances, convergence to purchasing-power parity and market momentum. The strategy is implemented using optimization tools that explicitly recognize the link between return potential and risk. The use of currency forwards may only be used for currency hedging purposes. The use of cross hedging may only be utilized with prior approval of AXA Equitable.

The US Core Fixed Income's sub-portfolio seeks to consistently add value relative to the broad bond market and core fixed income managers through a research driven, disciplined search for relative value opportunities across the full range of fixed income market sectors. It is actively managed, seeking to primarily add value through a combination of sector and security-specific selections.

The Fixed Income process capitalizes on the Advisor's independent fundamental and quantitative research in an effort to add value. The process begins with proprietary expected return forecasts of our quantitative research team, which narrow the investment universe and identify those sectors, securities, countries and currencies that appear most/least attractive. These quantitative forecasts enable us to prioritize the further in-depth analysis of our fundamental credit and economic research teams. These fundamental research teams are focused on forecasting credit and economic fundamentals which confirm or refute our quantitative model findings.

Once the quantitative and fundamental forecasts have been made, the Advisor's most senior research and portfolio management professionals meet in "research review" sessions where the forecasts are vetted with the goal of reconciling any differences between quantitative and fundamental projections and determining conviction level in each forecast, and identifying major themes to be implemented in the portfolios. The US Core team then translates the final research recommendations -- the output of the research review sessions -- into an appropriate portfolio risk target (tracking error). The US Core Team budgets this risk across the primary decisions (sector allocation, security selection and yield curve structure) with the use of proprietary portfolio construction tools.

The U.S. Core Fixed Income sub-portfolio may invest in a wide variety of publicly traded debt instruments. The sub-portfolio will only purchase US-dollar denominated securities. The sub-portfolio's non-money market securities will consist primarily of the following publicly traded securities:

1) debt securities issued or guaranteed by the United States Government (such as U.S. Treasury securities), its agencies (such as the Government National Mortgage Association), or instrumentalities-(such as the Federal National Mortgage Association), 2) debt securities issued by governmental entities and corporations from developed and developing nations, 3) asset-backed securities, mortgage-related securities (including agency and non-agency fixed, ARM and hybrid pass-throughs, commercial mortgage-backed securities ("CMBS"), mortgage dollar rolls, and up to 5% agency and non-agency collateralized mortgage obligations ("CMOs"), zero coupon bonds, preferred stocks and trust preferred securities and inflation protected securities. At the time in which the account enters into a transaction involving the future delivery of securities which could result in potential economic leverage, the Advisor will maintain cash equivalents or other liquid securities in the portfolio having an amount equal to or greater than the market value of the position/commitment in question. In addition, the Advisor will monitor the account on a periodic basis to ensure that adequate coverage is maintained. The sub-portfolio may purchase 144A securities. The

                              INVESTMENT OPTIONS
sub-portfolio may also buy debt securities with equity features, such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, sales or profits. All such securities will be investment grade, at the time of acquisition, i.e., rated BBB or higher by Standard & Poor's Corporation (S&P), Baa or higher by Moody's Investor Services, Inc. (Moody's), BBB or higher by Fitch or if unrated, will be of comparable investment quality. The sub-portfolio may directly invest in investment grade money market instruments. Cash equivalent investments are defined as any security that has a maturity less than one year, including repurchase agreements in accordance with AXA Equitable guidelines.

Swap transactions are prohibited.

The overall sub-portfolio duration is maintained approximately within 10% of the Barclays Capital Aggregate Bond Index.

The Cash sub-portfolio may invest directly in investment-grade money market instruments.

The portfolio may invest in cash equivalents in a commingled investment fund managed by the Advisor.

ASSET ALLOCATION POLICIES

The Portfolio includes an asset allocation with a 60% weighting for equity securities and a 40% weighting for debt securities (see chart below). This asset allocation, which has been adapted to AXA Equitable specifications, is summarized below. The Advisor will allow the relative weightings of the Portfolio's debt and equity components to vary in response to markets, but ordinarily only by +/- 3% of the portfolio. Beyond those ranges, the Advisor may generally rebalance the Portfolio toward the targeted asset allocation, in line with AXA Equitable specifications. The Fund is valued daily.

------------------------------------------------------------------------------
ALLOCATION                                                    AXA EQUITABLE'S
PORTFOLIO TYPE                 SUB-PORTFOLIO PORTFOLIO        SPECIFIED TARGET
------------------------------------------------------------------------------
Global Equity                  Global Structured Equity             60%
------------------------------------------------------------------------------
Total fixed and money market                                        40%
instruments:
..   Fixed                      .   35%-US Core Fixed Income

..   Money market instruments   .   5%-Cash
------------------------------------------------------------------------------

RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the Funds", below, for information on the risks associated with an investment in the funds generally, and in the AllianceBernstein Balanced Fund specifically.


INVESTMENT ADVISER


The Board of Directors has delegated responsibility to a committee to authorize or approve investments in the AllianceBernstein Balanced, AllianceBernstein Growth Equity and AllianceBernstein Mid Cap Growth funds (collectively, the "Funds"). That committee may exercise its investment authority directly or it may delegate it, in whole or in part, to a third part investment advisor. The committee has delegated responsibility to AllianceBernstein L.P. ("AllianceBernstein") to manage the Funds. Subject to that committee's broad supervisory authority, AllianceBernstein's investment officers and managers have complete discretion over the assets of the Funds and have been given discretion as to sales and, within specified limits, purchases of stocks, other equity securities and certain debt securities. When an investment opportunity arises that is consistent with the objectives of more than one account, investment opportunities are allocated among accounts in an impartial manner based on certain factors such as investment objective and current investment and cash positions.

AllianceBernstein is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. We are the majority-owners of AllianceBernstein, a limited partnership. AllianceBernstein acts as investment adviser to various separate accounts and general accounts of AXA Equitable and other affiliated insurance companies. AllianceBernstein also provides investment management and advisory services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. The following portfolio managers are primarily responsible for the day-to-day management of the portfolios:

--------------------------------------------------------------------------------------------
                               PORTFOLIO                      BUSINESS EXPERIENCE FOR PAST
FUND                           MANAGER                        5 YEARS
--------------------------------------------------------------------------------------------
AllianceBernstein Growth       Judith A. De Vivo              Portfolio Manager at
Equity Fund                                                   AllianceBernstein since 1984
--------------------------------------------------------------------------------------------
AllianceBernstein Mid Cap      John H. Fogarty                Portfolio Manager at
Growth Fund                                                   AllianceBernstein since 1997
--------------------------------------------------------------------------------------------
AllianceBernstein Balanced     Greg Wilensky                  Portfolio Manager at
Fund                                                          AllianceBernstein since 1996
                               Joshua Lisser                  Portfolio Manager at
                                                              AllianceBernstein since 1992
                               Judith A. De Vivo              Portfolio Manager at
                                                              AllianceBernstein since 1984
                               Ben Sklar                      Portfolio Manager at
                                                              AllianceBernstein since 2009
                               John H. Fogarty                Portfolio Manager at
                                                              AllianceBernstein since 1997
--------------------------------------------------------------------------------------------

The SAI provides additional information about the portfolio managers including compensation, other accounts managed and ownership of securities in the fund.


As of December 31, 2017, AllianceBernstein had total assets under management of $554 billion. AllianceBernstein's main office is located at 1345 Avenue of the Americas, New York, New York 10105.


PORTFOLIO HOLDINGS POLICY FOR THE POOLED SEPARATE ACCOUNTS

A description of the policies and procedures with respect to disclosure of the portfolio securities of the AllianceBernstein Balanced Fund, the AllianceBernstein Growth Equity Fund and the AllianceBernstein Mid Cap Growth Fund is available in the SAI. Generally, portfolio information is available 30 days after the month end free of charge by calling 1 (866) 642-3127.

                              INVESTMENT OPTIONS

THE INVESTMENT TRUSTS

The Investment Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Investment Trust issues different shares relating to each portfolio.

The Trusts do not impose sales charges or ''loads'' for buying and selling their shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees of each Investment Trust serves for the benefit of each Investment Trust's shareholders. The Board of Trustees may take many actions regarding the portfolios (for example, the Board of Trustees can establish additional portfolios or eliminate existing portfolios; change portfolio investment objectives; and change portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Investment Trust, and other information about the portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for each Investment Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

All funds other than the AllianceBernstein Growth Equity Fund, the AllianceBernstein Mid Cap Growth Fund and the AllianceBernstein Balanced Fund invest in corresponding portfolios of the Investment Trusts. The investment results you will experience in any one of those investment funds will depend on the investment performance of the corresponding portfolios.

                              INVESTMENT OPTIONS

PORTFOLIOS OF THE INVESTMENT TRUSTS


We offer both affiliated and unaffiliated Investment Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC ("AXA FMG"), a wholly owned subsidiary of AXA Equitable, serves as the investment adviser of the Portfolios of AXA Premier VIP Trust, EQ Advisors Trust and 1290 Funds(R). For some Portfolios, AXA FMG has entered into sub-advisory agreements with one or more other investment advisers (the "sub-advisers") to carry out the investment decisions for the Portfolios. As such, among other responsibilities, AXA FMG oversees the activities of the sub-advisers with respect to the Investment Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly may receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. In addition, AXA FMG receives management fees and administrative fees in connection with the services it provides to the affiliated Portfolios. As such, it is generally more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.


As a participant, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment management fees and administrative expenses, will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments. AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.


Some affiliated Portfolios invest in other affiliated Portfolios (the "AXA Fund of Fund Portfolios"). The AXA Fund of Fund Portfolios offer participants a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the AXA Fund of Fund Portfolios by AXA FMG. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to participants and/or suggest that participants consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the AXA Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by AXA FMG (the "AXA volatility management strategy"), and, in addition, certain AXA Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The AXA volatility management strategy uses futures and options, such as exchange-traded futures and options contracts on securities indices, to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the AXA volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio's exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio's participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.


The AXA Managed Volatility Portfolios that include the AXA volatility management strategy as part of their investment objective and/or principal investment strategy, and the AXA Fund of Fund Portfolios that invest in other Portfolios that use the AXA volatility management strategy, are identified below in the chart by a "(check mark) " under the column entitled "Volatility Management."

Portfolios that utilize the AXA volatility management strategy (or, in the case of certain AXA Fund of Fund Portfolios, invest in other Portfolios that use the AXA volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the AXA volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the AXA volatility management strategy or, in the case of the AXA Fund of Fund Portfolios, that invest exclusively in other Portfolios that do not use the AXA volatility management strategy. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option's equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.


Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the AXA volatility management strategy. Please further note that certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques that differ from the AXA volatility management strategy. Affiliated Portfolios that utilize these volatility management techniques are identified below in the chart by a "(delta)" under the column entitled "Volatility Management". Any such unaffiliated Portfolio is not identified under "Volatility Management" below in the chart. Such techniques could also impact your account value in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios' objective and strategies.

                              INVESTMENT OPTIONS

ASSET TRANSFER PROGRAM. Portfolio allocations in certain AXA variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program
(ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:


(a)By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the sub-adviser to fully implement the Portfolio's investment strategy could be negatively affected; and

(b)By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the AXA Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.


SPECIAL NOTE ABOUT PORTFOLIO CLOSURES: On or about July 12, 2018, the following Portfolios (the "Target Allocation Portfolios") will be closed to contributions and loan repayments:

      .   Target 2015 Allocation Portfolio

      .   Target 2025 Allocation Portfolio

      .   Target 2035 Allocation Portfolio

      .   Target 2045 Allocation Portfolio

      .   Target 2055 Allocation Portfolio

Any amounts you have in a Target Allocation Portfolio can remain in that Portfolio, but you will no longer be able to transfer or contribute any additional amounts to that Portfolio. You can always transfer amounts out of a Target Allocation Portfolio to another investment option, or take distributions, subject to plan provisions from a Target Allocation Portfolio, but you will no longer be able to transfer any such amounts back into that Portfolio.

INSURANCE COMPANY DEDICATED PORTFOLIOS

These Portfolios are exclusively for purchase by insurance company separate accounts on behalf of contract holders. These Portfolios are not available directly to the general public.



-----------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP                                                              INVESTMENT ADVISER (OR SUB-
 TRUST                                                                        ADVISER(S),                 VOLATILITY
 PORTFOLIO NAME      SHARE CLASS  OBJECTIVE                                   AS APPLICABLE)              MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE           B        Seeks to achieve long-term capital          .   AXA Equitable           (check mark)
  ALLOCATION/(+)/                 appreciation.                                   Funds Management
                                                                                  Group, LLC
-----------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE         B        Seeks to achieve a high level of current    .   AXA Equitable           (check mark)
  ALLOCATION/(+) /                income.                                         Funds Management
                                                                                  Group, LLC
-----------------------------------------------------------------------------------------------------------------------
AXA                      B        Seeks to achieve current income and         .   AXA Equitable           (check mark)
  CONSERVATIVE-PLUS               growth of capital, with a greater emphasis      Funds Management
  ALLOCATION/(+) /                on current income.                              Group, LLC
-----------------------------------------------------------------------------------------------------------------------
AXA MODERATE             B        Seeks to achieve long-term capital          .   AXA Equitable           (check mark)
  ALLOCATION/(+) /                appreciation and current income.                Funds Management
                                                                                  Group, LLC
-----------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS        B        Seeks to achieve long-term capital          .   AXA Equitable           (check mark)
  ALLOCATION/(+) /                appreciation and current income, with a         Funds Management
                                  greater emphasis on capital appreciation.       Group, LLC
-----------------------------------------------------------------------------------------------------------------------
CHARTER/SM/              B        Seeks to achieve high total return through  .   AXA Equitable
  MULTI-SECTOR BOND               a combination of current income and             Funds Management
                                  capital appreciation.                           Group, LLC
-----------------------------------------------------------------------------------------------------------------------

                              INVESTMENT OPTIONS

-------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP                                                                INVESTMENT ADVISER (OR SUB-
 TRUST                                                                          ADVISER(S),                 VOLATILITY
 PORTFOLIO NAME      SHARE CLASS  OBJECTIVE                                     AS APPLICABLE)              MANAGEMENT
-------------------------------------------------------------------------------------------------------------------------
TARGET 2015              B        Seeks the highest total return over time      .   AXA Equitable
  ALLOCATION/(*)/                 consistent with its asset mix. Total return       Funds Management
                                  includes capital growth and income.               Group, LLC
-------------------------------------------------------------------------------------------------------------------------
TARGET 2025              B        Seeks the highest total return over time      .   AXA Equitable
  ALLOCATION/(*)/                 consistent with its asset mix. Total return       Funds Management
                                  includes capital growth and income.               Group, LLC
-------------------------------------------------------------------------------------------------------------------------
TARGET 2035              B        Seeks the highest total return over time      .   AXA Equitable
  ALLOCATION/(*)/                 consistent with its asset mix. Total return       Funds Management
                                  includes capital growth and income.               Group, LLC
-------------------------------------------------------------------------------------------------------------------------
TARGET 2045              B        Seeks the highest total return over time      .   AXA Equitable
  ALLOCATION/(*)/                 consistent with its asset mix. Total return       Funds Management
                                  includes capital growth and income.               Group, LLC
-------------------------------------------------------------------------------------------------------------------------
TARGET 2055              B        Seeks the highest total return over time      .   AXA Equitable
  ALLOCATION/(*)/                 consistent with its asset mix. Total return       Funds Management
                                  includes capital growth and income.               Group, LLC
-------------------------------------------------------------------------------------------------------------------------
                                                                                INVESTMENT ADVISER (OR SUB-
 EQ ADVISORS TRUST                                                              ADVISER(S),                 VOLATILITY
 PORTFOLIO NAME      SHARE CLASS  OBJECTIVE                                     AS APPLICABLE)              MANAGEMENT
-------------------------------------------------------------------------------------------------------------------------
1290 VT DOUBLELINE       IB       Seeks to achieve total return from            .   DoubleLine
  DYNAMIC ALLOCATION              long-term capital appreciation and income.        Capital LP
-------------------------------------------------------------------------------------------------------------------------
1290 VT EQUITY           IB       Seeks a combination of growth and             .   Barrow, Hanley,
  INCOME                          income to achieve an above-average and            Mewhinney &
                                  consistent total return.                          Strauss LLC
-------------------------------------------------------------------------------------------------------------------------
1290 VT GAMCO            IB       Seeks to achieve capital appreciation.        .   GAMCO Asset
  MERGERS &                                                                         Management, Inc.
  ACQUISITIONS
-------------------------------------------------------------------------------------------------------------------------
1290 VT GAMCO SMALL      IB       Seeks to maximize capital appreciation.       .   GAMCO Asset
  COMPANY VALUE                                                                     Management, Inc.
-------------------------------------------------------------------------------------------------------------------------
1290 VT SOCIALLY         IB       Seeks to track the investment results of the  .   BlackRock
  RESPONSIBLE                     MSCI KLD 400 Social Index.                        Investment
                                                                                    Management, LLC
-------------------------------------------------------------------------------------------------------------------------
ALL ASSET GROWTH -       IB       Seeks long-term capital appreciation and      .   AXA Equitable
  ALT 20/(++)/                    current income.                                   Funds Management
                                                                                    Group, LLC
-------------------------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY        IB       Seeks to achieve long-term capital            .   AXA Equitable           (check mark)
  MANAGED VOLATILITY              appreciation with an emphasis on risk-            Funds Management
                                  adjusted returns and managing volatility in       Group, LLC
                                  the Portfolio.                                .   BlackRock
                                                                                    Investment
                                                                                    Management, LLC
                                                                                .   Morgan Stanley
                                                                                    Investment
                                                                                    Management Inc.
                                                                                .   OppenheimerFunds,
                                                                                    Inc.
-------------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL        IB       Seeks to achieve long-term growth of          .   AXA Equitable           (check mark)
  CORE MANAGED                    capital with an emphasis on risk-adjusted         Funds Management
  VOLATILITY                      returns and managing volatility in the            Group, LLC
                                  Portfolio.                                    .   BlackRock
                                                                                    Investment
                                                                                    Management, LLC
                                                                                .   EARNEST Partners,
                                                                                    LLC
                                                                                .   Federated Global
                                                                                    Investment
                                                                                    Management Corp.
                                                                                .   Massachusetts
                                                                                    Financial
                                                                                    Services Company
                                                                                    d/b/a MFS
                                                                                    Investment
                                                                                    Management
-------------------------------------------------------------------------------------------------------------------------

                              INVESTMENT OPTIONS

---------------------------------------------------------------------------------------------------------------------------
                                                                                  INVESTMENT ADVISER (OR SUB-
 EQ ADVISORS TRUST                                                                ADVISER(S),                 VOLATILITY
 PORTFOLIO NAME      SHARE CLASS  OBJECTIVE                                       AS APPLICABLE)              MANAGEMENT
---------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP            IB       Seeks to provide long-term capital growth       .   AXA Equitable           (check mark)
  GROWTH MANAGED                  with an emphasis on risk-adjusted returns           Funds Management
  VOLATILITY                      and managing volatility in the Portfolio.           Group, LLC
                                                                                  .   BlackRock
                                                                                      Investment
                                                                                      Management, LLC
                                                                                  .   HS Management
                                                                                      Partners, LLC
                                                                                  .   Loomis, Sayles &
                                                                                      Company, L.P.
                                                                                  .   Polen Capital
                                                                                      Management, LLC
                                                                                  .   T. Rowe Price
                                                                                      Associates, Inc.
---------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE      IB       Seeks to achieve long-term growth of            .   AllianceBernstein       (check mark)
  MANAGED VOLATILITY              capital with an emphasis on risk-adjusted           L.P.
                                  returns and managing volatility in the          .   AXA Equitable
                                  Portfolio.                                          Funds Management
                                                                                      Group, LLC
                                                                                  .   BlackRock
                                                                                      Investment
                                                                                      Management, LLC
                                                                                  .   Massachusetts
                                                                                      Financial
                                                                                      Services Company
                                                                                      d/b/a MFS
                                                                                      Investment
                                                                                      Management
---------------------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE        IB       Seeks to achieve long-term capital              .   AXA Equitable           (check mark)
  MANAGED VOLATILITY              appreciation with an emphasis on risk-              Funds Management
                                  adjusted returns and managing volatility in         Group, LLC
                                  the Portfolio.                                  .   BlackRock
                                                                                      Investment
                                                                                      Management, LLC
                                                                                  .   Diamond Hill
                                                                                      Capital
                                                                                      Management, Inc.
                                                                                  .   Wellington
                                                                                      Management
                                                                                      Company, LLP
---------------------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP         IB       Seeks to achieve long-term growth of            .   AllianceBernstein
  GROWTH                          capital.                                            L.P.
                                                                                  .   AXA Equitable
                                                                                      Funds Management
                                                                                      Group, LLC
---------------------------------------------------------------------------------------------------------------------------
AXA/CLEARBRIDGE          IB       Seeks to achieve long-term capital growth.      .   ClearBridge
  LARGE CAP GROWTH                                                                    Investments, LLC
---------------------------------------------------------------------------------------------------------------------------
AXA/JANUS ENTERPRISE     IB       Seeks to achieve capital growth.                .   Janus Capital
                                                                                      Management LLC
---------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN      IB       Seeks to achieve long-term growth of            .   Capital Guardian
  RESEARCH                        capital.                                            Trust Company
---------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX      IB       Seeks to achieve a total return before          .   AllianceBernstein
                                  expenses that approximates the total return         L.P.
                                  performance of the Standard & Poor's 500
                                  Composite Stock Price Index, including
                                  reinvestment of dividends, at a risk level
                                  consistent with that of the Standard &
                                  Poor's 500 Composite Stock Price Index.
---------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE          IB       Seeks to achieve a total return before          .   SSgA Funds
  GOVERNMENT BOND                 expenses that approximates the total return         Management, Inc.
                                  performance of the Bloomberg Barclays U.S.
                                  Intermediate Government Bond Index,
                                  including reinvestment of dividends, at a risk
                                  level consistent with that of the Bloomberg
                                  Barclays U.S. Intermediate Government
                                  Bond Index.
---------------------------------------------------------------------------------------------------------------------------

                              INVESTMENT OPTIONS

-----------------------------------------------------------------------------------------------------------------------
                                                                                INVESTMENT ADVISER (OR SUB-
 EQ ADVISORS TRUST                                                              ADVISER(S),                 VOLATILITY
 PORTFOLIO NAME      SHARE CLASS  OBJECTIVE                                     AS APPLICABLE)              MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL         IA       Seeks to achieve a total return (before       .   AllianceBernstein
  EQUITY INDEX                    expenses) that approximates the total return      L.P.
                                  performance of a composite index
                                  comprised of 40% DJ Euro STOXX 50 Index,
                                  25% FTSE 100 Index, 25% TOPIX Index,
                                  and 10% S&P/ASX 200 Index, including
                                  reinvestment of dividends, at a risk level
                                  consistent with that of the composite index.
-----------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH      IB       Seeks to achieve a total return before        .   AllianceBernstein
  INDEX                           expenses that approximates the total              L.P.
                                  return performance of the Russell 1000(R)
                                  Growth Index, including reinvestment of
                                  dividends at a risk level consistent with
                                  that of the Russell 1000(R) Growth Index.
-----------------------------------------------------------------------------------------------------------------------
EQ/MFS                   IB       Seeks to achieve capital appreciation.        .   Massachusetts
  INTERNATIONAL                                                                     Financial
  GROWTH                                                                            Services Company
                                                                                    d/b/a MFS
                                                                                    Investment
                                                                                    Management
-----------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX         IB       Seeks to achieve a total return before        .   SSgA Funds
                                  expenses that approximates the total              Management, Inc.
                                  return performance of the Standard &
                                  Poor's Mid Cap 400 Index, including
                                  reinvestment of dividends, at a risk level
                                  consistent with that of the Standard &
                                  Poor's Mid Cap 400 Index.
-----------------------------------------------------------------------------------------------------------------------
EQ/MONEY                 IA       Seeks to obtain a high level of current       .   The Dreyfus
  MARKET/(+++)/                   income, preserve its assets and maintain          Corporation
                                  liquidity.
-----------------------------------------------------------------------------------------------------------------------
EQ/PIMCO GLOBAL                   Seeks to achieve maximum real return,         .   Pacific
  REAL RETURN/(**)/               consistent with preservation of capital and       Investment
                                  prudent investment management.                    Management
                                                                                    Company LLC
-----------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA           IB       Seeks to generate a return in excess of       .   Pacific
  SHORT BOND                      traditional money market products while           Investment
                                  maintaining an emphasis on preservation           Management
                                  of capital and liquidity.                         Company LLC
-----------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY         IB       Seeks to replicate as closely as possible     .   AllianceBernstein
  INDEX                           (before expenses) the total return of the         L.P.
                                  Russell 2000(R) Index.
-----------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE         IB       Seeks to achieve long-term capital            .   T. Rowe Price
  GROWTH STOCK                    appreciation and secondarily, income.             Associates, Inc.
-----------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE        IB       Seeks to achieve a balance of high current    .   AXA Equitable
  BOND                            income and capital appreciation, consistent       Funds Management
                                  with a prudent level of risk.                     Group, LLC
                                                                                .   BlackRock
                                                                                    Financial
                                                                                    Management, Inc.
                                                                                .   DoubleLine
                                                                                    Capital LP
                                                                                .   Pacific
                                                                                    Investment
                                                                                    Management
                                                                                    Company LLC
                                                                                .   SSgA Funds
                                                                                    Management, Inc.
-----------------------------------------------------------------------------------------------------------------------
MULTIMANAGER             IB       Seeks to achieve long-term growth of          .   AXA Equitable
  TECHNOLOGY                      capital.                                          Funds Management
                                                                                    Group, LLC
                                                                                .   Allianz Global
                                                                                    Investors U.S. LLC
                                                                                .   SSgA Funds
                                                                                    Management, Inc.
                                                                                .   Wellington
                                                                                    Management
                                                                                    Company, LLP
-----------------------------------------------------------------------------------------------------------------------

                              INVESTMENT OPTIONS

---------------------------------------------------------------------------------------------------------
                                                                       INVESTMENT
 VANGUARD VARIABLE                                                     ADVISER (OR
 INSURANCE FUND                                                        SUB-ADVISER(S), AS     VOLATILITY
 PORTFOLIO NAME        OBJECTIVE                                       APPLICABLE)            MANAGEMENT
---------------------------------------------------------------------------------------------------------
VANGUARD(R) VIF        Seeks to track the performance of a broad,      .   The Vanguard
  TOTAL BOND MARKET    market-weighted bond index.                         Fixed Income Group
  INDEX
  PORTFOLIO/(**)/
---------------------------------------------------------------------------------------------------------
VANGUARD(R) VIF        Seeks to track the performance of a             .   The Vanguard
  TOTAL STOCK          benchmark index that measures the                   Equity Index Group
  MARKET INDEX         investment return of the overall stock market.
  PORTFOLIO/(**)/
---------------------------------------------------------------------------------------------------------

(+)The "AXA Allocation" Portfolios.
(++)The "All Asset" Portfolios.



(+++)The Portfolio operates as a "government money market fund." The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.
 * This Portfolio will be closed to contributions on or about July 12, 2018. For more information, please see "Special note about Portfolio closures" earlier in this section.
(**)This variable investment option will be available on or about May 15, 2018, subject to regulatory approval.

RETAIL PORTFOLIOS

These Portfolios are retail mutual funds that are also directly available to the general public and do not require investing through a Separate Account. If you were to purchase these Portfolios directly from a broker or mutual fund company, you would not receive the death benefit or incur the expenses of the Separate Account.



-----------------------------------------------------------------------------------------------------------------------------
 1290 FUNDS(R)
 -- CLASS I SHARES                                                                 INVESTMENT ADVISER (OR         VOLATILITY
 PORTFOLIO NAME      OBJECTIVE                                                     SUB-ADVISER(S), AS APPLICABLE) MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------------
1290 RETIREMENT      Seeks the highest total return over time consistent with its  .   AXA Equitable Funds        (delta)
  2020/(*)/          asset mix while managing portfolio volatility. Total return       Management Group, LLC d/
                     includes capital growth and income.                               b/a 1290 Asset Managers(R)
-----------------------------------------------------------------------------------------------------------------------------
1290 RETIREMENT      Seeks the highest total return over time consistent with its  .   AXA Equitable Funds        (delta)
  2025/(*)/          asset mix while managing portfolio volatility. Total return       Management Group, LLC d/
                     includes capital growth and income.                               b/a 1290 Asset Managers(R)
-----------------------------------------------------------------------------------------------------------------------------
1290 RETIREMENT      Seeks the highest total return over time consistent with its  .   AXA Equitable Funds        (delta)
  2030/(*)/          asset mix while managing portfolio volatility. Total return       Management Group, LLC d/
                     includes capital growth and income.                               b/a 1290 Asset Managers(R)
-----------------------------------------------------------------------------------------------------------------------------
1290 RETIREMENT      Seeks the highest total return over time consistent with its  .   AXA Equitable Funds        (delta)
  2035/(*)/          asset mix while managing portfolio volatility. Total return       Management Group, LLC
                     includes capital growth and income.                               d/b/a 1290 Asset
                                                                                       Managers(R)
-----------------------------------------------------------------------------------------------------------------------------
1290 RETIREMENT      Seeks the highest total return over time consistent with its  .   AXA Equitable Funds        (delta)
  2040/(*)/          asset mix while managing portfolio volatility. Total return       Management Group, LLC
                     includes capital growth and income.                               d/b/a 1290 Asset
                                                                                       Managers(R)
-----------------------------------------------------------------------------------------------------------------------------
1290 RETIREMENT      Seeks the highest total return over time consistent with its  .   AXA Equitable Funds        (delta)
  2045/(*)/          asset mix while managing portfolio volatility. Total return       Management Group, LLC
                     includes capital growth and income.                               d/b/a 1290 Asset
                                                                                       Managers(R)
-----------------------------------------------------------------------------------------------------------------------------
1290 RETIREMENT      Seeks the highest total return over time consistent with its  .   AXA Equitable Funds        (delta)
  2050/(*)/          asset mix while managing portfolio volatility. Total return       Management Group, LLC
                     includes capital growth and income.                               d/b/a 1290 Asset
                                                                                       Managers(R)
-----------------------------------------------------------------------------------------------------------------------------
1290 RETIREMENT      Seeks the highest total return over time consistent with its  .   AXA Equitable Funds        (delta)
  2055/(*)/          asset mix while managing portfolio volatility. Total return       Management Group, LLC
                     includes capital growth and income.                               d/b/a 1290 Asset
                                                                                       Managers(R)
-----------------------------------------------------------------------------------------------------------------------------
1290 RETIREMENT      Seeks the highest total return over time consistent with its  .   AXA Equitable Funds        (delta)
  2060/(*)/          asset mix while managing portfolio volatility. Total return       Management Group, LLC
                     includes capital growth and income.                               d/b/a 1290 Asset
                                                                                       Managers(R)
-----------------------------------------------------------------------------------------------------------------------------





(*)This variable investment option will be available on or about May 15, 2018, subject to regulatory approval.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE PORTFOLIOS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF INVESTMENT TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-526-2701.

                              INVESTMENT OPTIONS

RISKS OF INVESTING IN THE FUNDS

All of the Funds invest in securities of one type or another. You should be aware that any investment in securities carries with it a risk of loss, and you could lose money investing in the Funds. The different investment objectives and policies of each Fund may affect the return of each Fund and the risks associated with an investment in that Fund.

Additionally, market and financial risks are inherent in any securities investment. By market risks, we mean factors which do not necessarily relate to a particular issuer, but affect the way markets, and securities within those markets, perform. Market risks can be described in terms of volatility, that is, the range and frequency of market value changes. Market risks include such things as changes in interest rates, general economic conditions and investor perceptions regarding the value of debt and equity securities. By financial risks we mean factors associated with a particular issuer which may affect the price of its securities, such as its competitive posture, its earnings and its ability to meet its debt obligations.

The risk factors associated with an investment in the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are described below. See the SAI for additional information regarding certain investment techniques used by these Funds. See the applicable Trust prospectus for risks and factors and investment techniques associated with an investment in all funds other than the AllianceBernstein Growth Equity Fund, the AllianceBernstein Mid Cap Growth Fund and the AllianceBernstein Balanced Fund.

Important factors associated with an investment in the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are discussed below.

COMMON STOCK. Investing in common stocks and related securities involves the risk that the value of the stocks or related securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the Fund's investments -- and, therefore, the value of the Fund's units -- to fluctuate.

SECURITIES OF MEDIUM AND SMALLER SIZED COMPANIES. The AllianceBernstein Mid Cap Growth Fund invests primarily in the securities of medium sized companies. The AllianceBernstein Balanced Fund may also make these investments, as well as investments in smaller sized companies. The securities of small and medium sized, less mature, lesser known companies involve greater risks than those normally associated with larger, more mature, well-known companies. Therefore, consistent earnings may not be as likely in small companies as in large companies.

The Funds also run a risk of increased and more rapid fluctuations in the value of their investments in securities of small or medium sized companies. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small (less than $1 billion) and medium (between $1 and $20 billion) capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks and the overall stock market. One reason is that small- and medium-sized companies have a lower degree of liquidity in the markets for their stocks.

NON-EQUITY SECURITIES. Investing in non-equity securities, such as bonds and debentures, involves the risk that the value of these securities held by the AllianceBernstein Balanced Fund -- and, therefore, the value of the Fund's units -- will fluctuate with changes in interest rates (interest rate risk) and the perceived ability of the issuer to make interest or principal payments on time (credit risk). Moreover, convertible securities which may be in the AllianceBernstein Mid Cap Growth, and AllianceBernstein Balanced Funds, such as convertible preferred stocks or convertible debt instruments, contain both debt and equity features, and may lose significant value in periods of extreme market volatility.

FOREIGN INVESTING. Investing in securities of foreign companies that may not do substantial business in the U.S. involves additional risks, including risk of loss from changes in the political or economic climate of the countries in which these companies do business. Foreign currency fluctuations, exchange controls or financial instability could cause the value of the AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds' foreign investments to fluctuate. Additionally, foreign accounting, auditing and disclosure standards may differ from domestic standards, and there may be less regulation in foreign countries of stock exchanges, brokers, banks, and listed companies than in the United States. As a result, the Funds' foreign investments may be less liquid and their prices may be subject to greater fluctuations than comparable investments in securities of U.S. issuers.

RESTRICTED SECURITIES. Investing in restricted securities involves additional risks because these securities generally (1) are less liquid than non-restricted securities and (2) lack readily available market quotations. Accordingly, the AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds may be unable to quickly sell their restricted security holdings at fair market value.

The following discussion describes investment risks unique to either the AllianceBernstein Growth Equity Fund, AllianceBernstein Mid Cap Growth Fund or the AllianceBernstein Balanced Fund.

INVESTMENT POLICIES. Due to the AllianceBernstein Mid Cap Growth Fund's investment policies, this Fund provides greater growth potential and may have greater risk than other equity offerings. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

DEBT SECURITIES SUBJECT TO PREPAYMENT RISKS. Mortgage-related securities and certain collateralized mortgage obligations, asset- backed securities and other debt instruments in which the AllianceBernstein Balanced Fund may invest are subject to prepayments prior to their stated maturity. The Fund, however, is unable to accurately predict the rate at which prepayments will be made, as that rate may be affected, among other things, by changes in generally prevailing market interest rates. If prepayments occur, the Fund suffers the risk that it will not be able to reinvest the proceeds at as high a rate of interest as it had previously been receiving. Also, the Fund will incur a loss to the extent that prepayments are made for an amount that is less than the value at which the security was then being carried by the fund. Moreover, securities that may be prepaid tend to increase in value less during times of declining interest rates, and to decrease in value more during times of increasing interest rates, than do securities that are not subject to prepayment.

                              INVESTMENT OPTIONS

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The AllianceBernstein Balanced and AllianceBernstein Mid Cap Growth Funds may purchase and sell securities on a when-issued or delayed delivery basis. In these transactions, securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. The Fund will sell on a forward settlement basis only securities it owns or has the right to acquire.

HEDGING TRANSACTIONS. The AllianceBernstein Balanced Fund may engage in transactions which are designed to protect against potential adverse price movements in securities owned or intended to be purchased by the Fund.

RISKS ASSOCIATED WITH THE ALLIANCEBERNSTEIN BALANCED FUND.

Bonds rated below A by S&P, Moody's or Fitch are more susceptible to adverse conditions or changing circumstances than those rated A or higher; but we regard these lower rated bonds as having adequate capacity to pay principal and interest.

RISKS ASSOCIATED WITH THE ALLIANCEBERNSTEIN GROWTH EQUITY FUND

While the objective of the Fund is to approximate the return of the Russell 1000 Growth Index, the actual performance of the account may deviate from the Index as a result of transaction costs, equitization of cash, security price deviations, investment management fees, operating expense charges such as custody and audit fees, any potential future exchange trading limits, and internal stock restrictions, all of which affects the Fund but not the Index. This deviation is commonly referred to as "tracking error". The account attempts to minimize these deviations through a management process which strives to minimize transactions costs, keep the account fully invested and maintain a portfolio with characteristics that are systematically the same as those of the Russell 1000 Growth Index.

ADDITIONAL INFORMATION ABOUT THE FUNDS

CHANGE OF INVESTMENT OBJECTIVES

We can change the investment objectives of the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds if the New York Department of Financial Services approves the change.

The investment objectives of the Portfolios of the Investment Trusts may be changed by the Board of Trustees of the applicable Investment Trust without the approval of shareholders. (See "Voting rights" below.)

VOTING RIGHTS

No voting rights apply to any of the separate accounts or to the Guaranteed Options.

However, as the owner of shares of the Investment Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

..   the election of trustees;

..   the formal approval of independent public accounting firms selected for each Investment Trust; or

..   any other matters described in each prospectus for the Investment Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners/participants the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners/participants, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners/participants vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.


The Investment Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust, Vanguard Variable Insurance Fund and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. 1290 Funds(R) also sells its shares directly to the public. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Investment Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.


The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

THE GUARANTEED OPTIONS

We offer one guaranteed option:

..   the Guaranteed Interest Option ("GIO");

We also have three other guaranteed options for existing contract owners who have allocated values to them:

..   two Guaranteed Rate Accounts (GRAs); and

..   our Money Market Guarantee Account.

The two GRAs and the Money Market Guarantee Account are no longer being sold.

We guarantee the amount of your contributions to the guaranteed options and the interest credited. Contributions to the guaranteed options become part of our general account, which supports all of our insurance and annuity guarantees as well as our general obligations. The general account, as part of our insurance and annuity operations, is subject to regulation and supervision by the New York Department of Financial Services and to insurance laws and regulations of all jurisdictions in which we are authorized to do business.

Your investment in a guaranteed option is not regulated by the Securities and Exchange Commission, and the following discussion about the guaranteed options has not been reviewed by the staff of the SEC. The discussion, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements made.

                              INVESTMENT OPTIONS

GUARANTEED RATE ACCOUNTS

On July 10, 2015, the 3-year GRA and 5-year GRA were closed to contributions, transfers and loan repayments. You can maintain any amounts had invested in the Guaranteed Rate Accounts, as of that date. Any amounts that remain in the Guaranteed Rate Accounts will continue to earn interest at the quoted interest rate until maturity or withdrawn. At maturity amounts in the Guaranteed Rate Accounts will be invested as per your GRA maturity allocation election on file.

RESTRICTIONS ON WITHDRAWALS AND TRANSFERS

..   You may not transfer from one GRA to another or from a GRA to another investment option except at maturity.

..   Withdrawals may be made from a GRA before maturity if: you are disabled;
    you attain age 70 1/2; you die; or your employment is terminated.

..   You may not remove GRA funds to take a loan.

..   Certain other withdrawals prior to maturity are permitted. See "Procedures for withdrawals, distributions and transfers from a GRA" in the SAI.

GUARANTEED INTEREST OPTION

The Guaranteed Interest Option ("GIO") is part of our general account, pays interest at guaranteed rates, and provides an investment option in which the value of the principal will not fluctuate. We discuss our general account under "More information" later in this Prospectus.

We credit interest daily to amounts in the GIO. We set interest rates monthly. All interest rates are effective annual rates net of program expense and other expenses. Your lifetime minimum rate is 1.00%. The current interest rate will never be less than the lifetime minimum rate.

Transfers from the GIO to other investment options are permitted. Withdrawals are permitted from the GIO, subject to a market value adjustment if plan-initiated.

MONEY MARKET GUARANTEE ACCOUNT IS CLOSED TO NEW MONEY

On January 1, 2009, the Money Market Guarantee Account was closed to new contributions and loan repayments. Any amounts you have in the Money Market Guarantee Account can remain in your account, but you can no longer transfer or contribute any additional amounts to your account. Any amounts that remained in your Money Market Guarantee Account will continue to accrue interest as described below.

You can always transfer amounts out of the Money Market Guarantee Account to another investment option, or take distributions from the Money Market Guarantee Account, but you can no longer transfer any such amounts back into the Money Market Guarantee Account.

MONEY MARKET GUARANTEE ACCOUNT

All contributions you made prior to January 1, 2009, to the Money Market Guarantee Account will continue to earn the same rate of interest. The rate changes monthly and is expressed as an effective annual rate, reflecting daily compounding and the deduction of applicable asset-based fees and charges. While the rate changes monthly, it will never be less than 1%. The rate will approximate current market rates for money market mutual funds minus applicable fees and charges. You may call our Automated Voice Response System or access our website to obtain the current monthly rate.

Your balance in the Money Market Guarantee Account at the end of the month automatically begins receiving interest at the new rate until transferred or withdrawn.

DISTRIBUTIONS, WITHDRAWALS, AND TRANSFERS. You may effect distributions, withdrawals and transfers out of your Money Market Guarantee Account, without penalty, at any time permitted under your plan. We do not impose penalties on distributions, withdrawals or transfers out of your Money Market Guarantee Account only.

                              INVESTMENT OPTIONS

2. How we value your account balance in the Funds

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FOR AMOUNTS IN THE FUNDS

When you invest in a Fund, your contribution or transfer is used to purchase "units" of that Fund. The unit value on any day reflects the value of the Fund's investments for the day and the charges and expenses we deduct from the Fund. We calculate the number of units you purchase by dividing the amount you invest by the unit value of the Fund as of the close of business on the day we receive your contribution or transfer request. A contribution or a transfer request will be effective on the business day we receive the contribution or the transfer request. Contributions and transfer requests received after the end of a business day will be credited the next business day. We will confirm all transfers in writing.

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OUR "BUSINESS DAY" IS GENERALLY ANY DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR REGULAR TRADING AND GENERALLY ENDS AT 4:00 P.M. EASTERN TIME (OR AS OF AN EARLIER CLOSE OF REGULAR TRADING). A BUSINESS DAY DOES NOT INCLUDE A DAY ON WHICH WE ARE NOT OPEN DUE TO EMERGENCY CONDITIONS DETERMINED BY THE SECURITIES AND EXCHANGE COMMISSION. WE MAY ALSO CLOSE EARLY DUE TO SUCH EMERGENCY CONDITIONS. FOR MORE INFORMATION ABOUT OUR BUSINESS DAY AND OUR PRICING OF TRANSACTIONS, PLEASE SEE "DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR."
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On any given day, your account value in any Fund equals the number of the Fund's units credited to your account, multiplied by that day's value for one Fund unit. In order to take deductions from any Fund, we cancel units having a value equal to the amount we need to deduct. Otherwise, the number of your Fund units of any Fund does not change unless you make additional contributions, make a withdrawal, effect a transfer, or request some other transaction that involves moving assets into or out of that Fund option.

HOW WE DETERMINE THE UNIT VALUE

We determine the Unit Value at the end of each business day. The Unit Value for each Fund is determined by first calculating a gross unit value reflecting only investment performance and then adjusting it for Fund expenses to obtain the Fund Unit Value. We calculate the gross unit value by multiplying the gross unit value for the preceding business day by the net investment factor for that subsequent business day and, for the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds, then deducting audit and custodial fees. We calculate the net investment factor as follows:

..   First, we take the value of the Fund's assets at the close of business on the preceding business day.

..   Next, we add the investment income and capital gains, realized and unrealized, that are credited to the assets of the Fund during the business day for which we are calculating the net investment factor.

..   Then we subtract the capital losses, realized and unrealized, charged to the Fund during that business day.

..   Finally, we divide this amount by the value of the Fund's assets at the close of the preceding business day.

The Fund Unit Value is calculated on every business day by multiplying the Fund Unit Value for the last business day of the previous month by the net change factor for that business day. The net change factor for each business day is equal to (a) minus (b) where:

(a)is the gross unit value for that business day divided by the gross unit value for the last business day of the previous month; and

(b)is the charge to the Fund for that month for the daily accrual of fees and expenses times the number of days since the end of the preceding month.


The value of the investments that Separate Account No. 66 has in the 1290 VT DoubleLine Dynamic Allocation, 1290 VT Equity Income, 1290 VT GAMCO Mergers & Acquisitions, 1290 VT GAMCO Small Company Value, 1290 VT Socially Responsible, AXA Global Equity Managed Volatility, AXA International Core Managed
Volatility, AXA Large Cap Growth Managed Volatility, AXA Large Cap Value
Managed Volatility, AXA/ClearBridge Large Cap Growth, AXA/Janus Enterprise, AXA Mid Cap Value Managed Volatility, All Asset Growth-Alt 20, AXA Aggressive Allocation, AXA Conservative Allocation, AXA Conservative-Plus Allocation, AXA Moderate Allocation, AXA Moderate-Plus Allocation, Multimanager Core Bond, Charter/SM/ Multi-Sector Bond, Multimanager Technology, Target 2015 Allocation, Target 2025 Allocation, Target 2035 Allocation, Target 2045 Allocation, Target 2055 Allocation, EQ/AB Small Cap Growth, EQ/Capital Guardian Research,
EQ/Equity 500 Index, EQ/International Equity Index, EQ/Intermediate Government Bond, EQ/Large Cap Growth Index, EQ/Mid Cap Index, EQ/MFS International Growth, EQ/Money Market, EQ/PIMCO Ultra Short Bond, EQ/Small Company Index, and EQ/T. Rowe Price Growth Stock portfolios is calculated by multiplying the number of shares held by Separate Account No. 66 in each portfolio by the net asset value per share of that portfolio determined as of the close of business on the same day as the respective Unit Values of each of the foregoing Funds are determined.


HOW WE VALUE THE ASSETS OF THE FUNDS

The assets of the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are valued as follows:

..   Common stocks listed on national securities exchanges are valued at the last sale price. If on a particular day there is no sale, the stocks are valued at the latest available bid price reported on a composite tape. Other unlisted securities reported on the NASDAQ Stock Exchange are valued at inside (highest) quoted bid prices.

..   Foreign securities not traded directly, or in ADR form, in the United
    States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into dollars at current exchange rates.

..   United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

..   Long-term publicly traded corporate bonds (i.e., maturing in more than one year) are valued at prices obtained from a bond

                HOW WE VALUE YOUR ACCOUNT BALANCE IN THE FUNDS pricing service of a major dealer in bonds when such prices are available; however, in circumstances where it is deemed appropriate to do so, an over-the-counter or exchange quotation may be used.

..   Convertible preferred stocks listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

..   Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

..   Short-term debt securities that mature in more than 60 days are valued at representative quoted prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

..   Option contracts listed on organized exchanges are valued at last sale prices or closing asked prices, in the case of calls, and at quoted bid prices, in the case of puts. The market value of a put or call will usually reflect, among other factors, the market price of the underlying security. When a Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the last offering price. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase or sales transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received, or reduced by the price paid for the option.

FAIR VALUATION

For the Pooled Separate Accounts, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under the direction of our investment officers in accordance with accepted accounting practices and applicable laws and regulations. Market quotations may not be readily available or reliable if, for example, trading has been halted in the particular security; the security does not trade for an extended period of time; or a trading limit has been imposed.

For the Funds offered under Separate Account No. 66, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under policies and procedures established by the Trusts. For more information, please see the prospectus for the applicable Trust.

The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method deemed to reflect fair value. Such a policy is intended to assure that the net asset value of a separate account or fund fairly reflects security values as of the time of pricing.


OTHER FUNDS. For those Funds that invest in corresponding Portfolios of AXA Premier VIP Trust, EQ Advisors Trust, Vanguard Variable Insurance Fund and 1290 Funds(R) (the "Investment Trusts"), the asset value of each Portfolio is computed on a daily basis. See the prospectus for the Investment Trust for information on valuation methodology used by the corresponding portfolios.

                HOW WE VALUE YOUR ACCOUNT BALANCE IN THE FUNDS

3. Transfers and access to your account

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TRANSFERS AMONG INVESTMENT OPTIONS

You may transfer some or all of your amounts among the investment options if you participate in the IRS Pre-Approved Plan. Participants in other plans may make transfers as allowed by the plan.

No transfers from the GRAs to other investment options are permitted prior to maturity. Transfers to the GRAs are no longer permitted as of July 10, 2015. Transfers to or from the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds, are permitted at any time. Transfers from remaining Funds are permitted at any time except if there is any delay in redemptions from the corresponding portfolio of the Trusts.

No transfers to the Money Market Guarantee Account are permitted. See "Money Market Guarantee Account is closed to new money" under "Investment options" earlier in this prospectus for more information.

Please see "Allocating Program contributions" in "The Program" for more information about your role in managing your allocations.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing"organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Fund or the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the Funds or the underlying portfolios in which the Funds invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Fund or portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Fund or portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so investment performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund or portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Fund or portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds or portfolios that invest a significant portion of their assets in foreign securities or the securities of small and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Funds or portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the variable investment options for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that performance will be affected by such activity; and
(3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners/participants.


We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust, EQ Advisors Trust and 1290 Funds(R) (together, the "affiliated Investment Trusts") as well as investment options with underlying Portfolios of outside trusts with which AXA Equitable has entered participation agreements (the "unaffiliated Investment Trusts". The affiliated Investment Trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated Investment Trust obtains from us owner trading activity. The affiliated Investment Trusts currently consider transfers into and out of (or vice versa) the same Fund within a five business day period as potentially disruptive transfer activity.


When a contract owner/participant is identified as having engaged in a potentially disruptive transfer activity for the first time, a letter is sent to the contract owner/participant explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner/participant is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners/participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

                     TRANSFERS AND ACCESS TO YOUR ACCOUNT

Each unaffiliated Investment Trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners/participants, we will work with the unaffiliated trust to review contract owner/participant trading activity. Each Investment Trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its Portfolios. Please see the prospectuses for the Investment Trusts for more information.


For the Pooled Separate Accounts, the portfolio managers review aggregate cash flows on a daily basis. If the portfolio managers consider transfer activity with respect to an account to be disruptive, AXA Equitable reviews contract owner/participant trading activity to identify any potentially disruptive transfer activity. AXA Equitable follows the same policies and procedures identified in the previous paragraph.

We may change those policies and procedures, and any new or revised policies or procedures will apply to all contract owners/participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the trusts may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners/participants. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by the trusts, that fee, like any other trust fee, will be borne by the contract owner/participant.

Contract owners/participants should note that it is not always possible for us and the trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans that provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading in the trust portfolios at the separate account level, contract owners/participants may engage in frequent trading which may not be detected, for example due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the affiliated trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners/participants may be treated differently than others, resulting in the risk that some contract owners/participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

OUR AUTOMATED VOICE RESPONSE SYSTEM AND OUR INTERNET WEBSITE

Participants may use our Automated Voice Response System, or our internet website to transfer between investment options, obtain account information, change the allocation of future contributions and hear investment performance information. To use our Automated Voice Response System, you must have a touch-tone telephone. Our internet website can be accessed at www.axa.com/mrp.

Employers may also access our Plan Services website to have plan level access to transaction activity, reports, census features, make online contributions and prepare and file annual 5500 reports. The Plan Services website can be accessed at www.axa.com/mrp.

We have established procedures to reasonably confirm the genuineness of instructions communicated to us by telephone when using the Automated Voice Response System and by the Program website. The procedures require personal identification information, including entering credentials, prior to acting on telephone instructions or accessing information on the internet website, and providing written confirmation of the transfers. We assign credentials to you after we receive your completed enrollment form. Thus, we will not be liable for following telephone instructions, or internet instructions, we reasonably believe to be genuine.

We reserve the right to limit access to this service if we determine that you are engaged in a market timing strategy (see "Disruptive transfer activity" above).

A transfer request will be effective on the business day we receive the request. We will confirm all transfers in writing.

PARTICIPANT LOANS

Participant loans are available if the employer plan permits them. Participants must apply for a plan loan through the employer. The number of plan loans outstanding are subject to the terms of the employer's plan.


Loans are subject to restrictions under federal tax laws and ERISA, and are also subject to the limits of the plan. Loan packages containing all necessary forms, along with an explanation of how interest rates are set, are available from our Retirement Plan Account Managers. A loan may not be taken from the Guaranteed Rate Accounts. If a participant is married, written spousal consent may be required for a loan.


Generally, the loan amount will be transferred from the investment options into a loan account. The participant must repay the amount borrowed with interest as required by federal income tax rules. If you fail to repay the loan when due, the amount of the unpaid balance may be taxable and subject to additional penalty taxes. No participant who has defaulted on a loan under the employer plan shall be granted any additional loans under this plan. Interest paid on a retirement plan loan is not deductible.

CHOOSING BENEFIT PAYMENT OPTIONS

Benefit payments are subject to plan provisions.

The Program offers a variety of benefit payment options. If you are a participant in an individually-designed plan, ask your employer for details. Once you are eligible, your plan may allow you a choice of one or more of the following forms of distribution:

..   Periodic installments

..   Qualified Joint and Survivor Annuity

..   Joint and Survivor Annuity Options, some with optional Period Certain

..   Life Annuity

..   Life Annuity -- Period Certain

..   Cash Refund Annuity

..   Lump Sum Payment

                     TRANSFERS AND ACCESS TO YOUR ACCOUNT

TYPES OF BENEFITS

Under the IRS Pre-Approved Plan, you may select one or more of the following forms of distribution once you are eligible to receive benefits. If your employer has adopted an individually designed plan that does not offer annuity benefits, not all of these distribution forms may be available to you. We suggest you ask your employer what types of benefits are available under your plan. The distribution will be in the form of a life annuity or another form that you choose and is offered by us at the time. We reserve the right to remove or change these annuity payout options, other than the life annuity, or to add another payout option at any time.

QUALIFIED JOINT AND SURVIVOR ANNUITY. An annuity providing equal monthly payments for your life and, after your death, for your surviving spouse's life. No payments will be made after you and your spouse die, even if you have received only one payment prior to the last death. IN SOME PLANS, THE LAW REQUIRES THAT IF THE VALUE OF YOUR VESTED BENEFITS EXCEEDS $5,000, YOU MUST RECEIVE A QUALIFIED JOINT AND SURVIVOR ANNUITY UNLESS YOUR SPOUSE CONSENTS IN WRITING TO A CONTRARY ELECTION. Please see "Spousal consent requirements" below.

LUMP SUM PAYMENT. A single payment of all or part of your vested benefits. If you take a partial payment of your balance, it must be at least $1,000. If you have more than one GRA, amounts held in your most recent GRA will first be used to make payment. If you terminated employment and your vested account balance is less than $1,000, you will receive a lump sum payment of the entire vested amount unless alternate instructions are provided in a reasonable period after receiving your Election of Benefits Package.

PERIODIC INSTALLMENTS. Monthly, quarterly, semi-annual or annual payments over a period of at least three years, where the initial payment on a monthly basis is at least $300. You can choose either a time-certain payout, which provides variable payments over a specified period of time, or a dollar-certain payout, which provides level payments over a variable period of time. During the installment period, your remaining account balance will be invested in whatever investment options you designate; each payment will be drawn pro-rata from all the investment options you have selected. If you have more than one GRA, amounts held in your most recently purchased three-year or five-year GRA will first be used to make installment payments. If you die before receiving all the installments, we will make the remaining payments to your beneficiary, subject to IRS minimum distribution rules and beneficiary election. We do not offer installments for benefits under individually designed plans.

LIFE ANNUITY. An annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment prior to your death.

LIFE ANNUITY -- PERIOD CERTAIN. An annuity providing monthly payments for your life or, if longer, a specified period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years. The longer the specified period, the smaller the monthly payments will be.

JOINT AND SURVIVOR ANNUITY. An annuity providing monthly payments for your life and that of your beneficiary. You may specify the percentage of the original annuity payment to be made to your beneficiary. Subject to legal limitations, that percentage may be 100%, 75%, 50%, or any other percentage you specify.

JOINT AND SURVIVOR ANNUITY -- PERIOD CERTAIN. An annuity providing monthly payments for your life and that of your beneficiary or, if longer, a specified period of time. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years and the percentage of the annuity payment to be made to your beneficiary (as noted above under Joint and Survivor Annuity). The longer the specified period, the smaller your monthly payments will be.

CASH REFUND ANNUITY. An annuity providing equal monthly payments for your life with a guarantee that the sum of those payments will be at least equal to the portion of your vested benefits used to purchase the annuity. If upon your death the sum of the monthly payments to you is less than that amount, your beneficiary will receive a lump sum payment of the remaining guaranteed amount.

FIXED AND VARIABLE ANNUITY CHOICES

The cost of the fixed annuity is determined from tables in the group annuity contract which show the amounts necessary to purchase each $1 of monthly payment (after deduction of any applicable taxes and the annuity administrative charge described below). Payments depend on the annuity selected, your age, and the age of your beneficiary if you select a joint and survivor annuity. We may change the tables in the contract no more than once every five years.

The minimum amount that can be used to purchase any type of annuity is $5,000. If we give any group pension client with a qualified profit sharing plan a better annuity purchase rate than those currently available for the Program, we will also make those rates available to Program participants.


Under a Qualified Joint and Survivor Annuity or a Cash Refund Annuity, the amount of the monthly payments is fixed at retirement and remains level throughout the distribution period. Under the Life Annuity, Life Annuity -- Period Certain, Joint and Survivor Annuity and Joint and Survivor Annuity -- Period Certain, you may select either fixed or variable payments. The variable payments reflect the investment performance of the Growth Equity Fund. If you are interested in a variable annuity, when you are ready to select your benefit please ask our Retirement Plan Account Managers for our variable annuity prospectus supplement.


SPOUSAL CONSENT REQUIREMENTS

Under the IRS Pre-Approved Plan, you may designate a non-spouse beneficiary any time after the earlier of: (1) the first day of the plan year in which you attain age 35, or (2) the date on which you separate from service with your employer. If you designate a beneficiary other than your spouse prior to you reaching age 35, your spouse must consent to the designation and, upon you reaching age 35, must again give his or her consent or the designation will lapse. In order for you to make a withdrawal, elect a form of benefit other than a Qualified Joint and Survivor Annuity or designate a non-spouse beneficiary, your spouse must consent to your election in writing within the 90 day period before your annuity starting date. To consent, your spouse must sign on the appropriate line on your election

                     TRANSFERS AND ACCESS TO YOUR ACCOUNT
of benefits or beneficiary designation form. Your spouse's signature must be witnessed by a notary public or plan representative.

If you change your mind, you may revoke your election and elect a Qualified Joint and Survivor Annuity or designate your spouse as beneficiary, simply by filing the appropriate form. Your spouse's consent is not required for this revocation.

It is also possible for your spouse to sign a blanket consent form. By signing this form, your spouse consents not just to a specific beneficiary or, with respect to the waiver of the Qualified Joint and Survivor Annuity, the form of distribution, but gives you the right to name any beneficiary, or if applicable, form of distribution you want. Once you file such a form, you may change your election whenever you want, even without spousal consent.

All of these annuity options can be either fixed or variable except for the Cash Refund Annuity and the Qualified Joint and Survivor Annuity which are fixed options only.

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THE AMOUNT OF EACH PAYMENT IN A FIXED OPTION REMAINS THE SAME. VARIABLE OPTION PAYMENTS CHANGE TO REFLECT THE INVESTMENT PERFORMANCE OF THE ALLIANCEBERNSTEIN GROWTH EQUITY FUND.
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See "Procedures for withdrawals, distributions and transfers" in the SAI.

We provide the fixed and variable annuity options. Payments under variable annuity options reflect investment performance of the AllianceBernstein Growth Equity Fund.

The minimum amount that can be used to purchase any type of annuity is $5,000. If we give any group pension client with a qualified plan a better annuity purchase rate than those currently guaranteed under the Program, we will also make those rates available to Program participants.

SPOUSAL CONSENT

If a participant is married and has an account balance greater than $5,000, (except for amounts contributed to the Rollover Account) federal law generally requires payment (subject to plan rules) of a Qualified Joint and Survivor Annuity payable to the participant for life and then to the surviving spouse for life, unless you and your spouse have properly waived that form of payment in advance. Please see "Spousal consent requirements" above. Certain individually designed Plans are not subject to these requirements.

PROOF OF CORRECT INFORMATION

If any information on which an annuity benefit payable under the contract was based has been misstated, the benefit will not be invalidated, but based on the correct information. AXA Equitable will adjust the amount of the annuity payments with respect to a fixed annuity benefit, the number of variable annuity units with respect to a variable annuity benefit and the amount used to provide the annuity benefit. Overpayments will be charged against any annuity payments and underpayments will be added to any annuity payments made under the annuity benefit after this adjustment. AXA Equitable will provide you with a written explanation, based solely on the information in its possession, of the reason for the adjustment. AXA Equitable's liability to you is limited to the amount of annuity benefit that can be provided on the basis of correct information with the actual amount available under the contract.

BENEFITS PAYABLE AFTER THE DEATH OF A PARTICIPANT

Regardless of whether a participant's death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the participant's death and reduces that number by one each subsequent year.

If a participant dies before the entire benefit has been paid, the remaining benefits will be paid to the participant's beneficiary. If a participant dies before he or she is required to begin receiving benefits, the law generally requires the entire benefit to be distributed no more than five years after death. There are exceptions: (1) a beneficiary who is not the participant's spouse may elect payments over his or her life or a fixed period which does not exceed the beneficiary's life expectancy, provided payments begin by December 31 of the year following the year of death, (2) if the benefit is payable to the spouse, the spouse may elect to receive benefits over his or her life or a fixed period which does not exceed his/her life expectancy beginning any time up to December 31 of the year the participant would have attained age 70 1/2 or, if later, December 31 of the year after the participant's death, or
(3) the spouse or the beneficiary who is not the participant's spouse may be able to roll over all or part of the death benefit to an individual retirement arrangement, or, for a spouse only, an annuity under Section 403(b) of the Code or a governmental employer plan under Section 457 of the Code. If, at death, a participant was already receiving benefits, the beneficiary must continue to receive benefits, subject to the federal income tax minimum distribution rules. To designate a beneficiary or to change an earlier designation, a participant must have the employer send us a beneficiary designation form. In some cases, the spouse must consent in writing to a designation of any non-spouse beneficiary, as explained in "Spousal consent requirements" above.

Under the IRS Pre-Approved Plan, on the day we receive proof of death, we automatically transfer the participant's account balance in the Equity Funds to the investment option designated in the contract unless the beneficiary gives us other written instructions. The balance in the Guaranteed Rate Accounts will remain in the Guaranteed Rate Accounts and the balance in the Guaranteed Interest Option, will remain in the Guaranteed Interest Option.

A non-spousal beneficiary may be able to directly roll over a death benefit into a new individual retirement arrangement dedicated to making post-death payments.

                     TRANSFERS AND ACCESS TO YOUR ACCOUNT

4. The Program

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This section explains the Program in further detail. It is intended for employers who wish to enroll in the Program, but contains information of interest to participants as well. You should, of course, understand the provisions of your plan and the Adoption Agreement that define the scope of the Program in more specific terms. References to "you" and "your" in this section are to you in your capacity as an employer. The Program is described in the prospectus solely to provide a more complete understanding of how the Funds and GRAs operate within the Program. The Program itself is not registered under the Securities Act of 1933.


The Members Retirement Program consists of either a defined contribution IRS Pre-Approved Plan and Separate Trust ("IRS Pre-Approved Plan and Trust") that is sponsored by AXA Equitable or, for Employers who prefer to use their own individually-designed or an IRS Pre-Approved defined contribution Plan document, in conjunction with the Plan's Trust, or the Pooled Trust. The Program offers, according to the terms of either the IRS Pre-Approved Plan and Trust or Pooled Trust, a group variable annuity Contract as a funding vehicle for employers who sponsor qualified retirement Plans. The Program is sponsored by AXA-Equitable, and the Trustee under the Separate Trust is Reliance Trust Company. The Program has 3,608 participants and approximately $261 million in assets at December 31, 2017.


Our Retirement Program Specialists are available to answer your questions about joining the Program. Please contact us by using the telephone number or addresses listed under "How to reach us -- INFORMATION ON JOINING THE PROGRAM" earlier in the prospectus.

SUMMARY OF PLAN CHOICES

You have a choice of two retirement plan arrangements under the Program. You can:

..   Choose the IRS PRE-APPROVED PLAN -- which automatically gives you a full range of services from AXA Equitable. These include your choice of the Program investment options, plan-level and participant-level recordkeeping, benefit payments and tax withholding and reporting. Under the IRS Pre-Approved Plan, employers adopt our Master Trust and your only investment choices are from the Investment Options.

   -----------------------------------------------------------------------------
   THE MEMBERS RETIREMENT PLAN IS A DEFINED CONTRIBUTION MASTER PLAN THAT CAN
   BE ADOPTED AS A PROFIT SHARING PLAN (INCLUDING OPTIONAL 401(K), SIMPLE
   401(K) AND SAFE HARBOR 401(K) FEATURES), A DEFINED CONTRIBUTION PENSION
   PLAN, OR BOTH. A ROTH 401(K) OPTION IS AVAILABLE FOR ALL 401(K) PLAN TYPES.
   -----------------------------------------------------------------------------

..   Maintain our POOLED TRUST FOR INDIVIDUALLY DESIGNED PLANS -- and use our
    Pooled Trust for investment options in the Program in addition to your own individual investments. The Pooled Trust is for investment only and can be used for both defined benefit and defined contribution plans. We provide participant-level or plan-level recordkeeping services for plan assets in the Pooled Trust.

   -----------------------------------------------------------------------------
   THE POOLED TRUST IS AN INVESTMENT VEHICLE USED WITH INDIVIDUALLY DESIGNED QUALIFIED RETIREMENT PLANS. IT CAN BE USED FOR BOTH DEFINED CONTRIBUTION AND DEFINED BENEFIT PLANS. WE PROVIDE RECORDKEEPING SERVICES FOR PLAN ASSETS
   HELD IN THE POOLED TRUST.
   -----------------------------------------------------------------------------

Choosing the right plan depends on your own set of circumstances. We recommend that you review all plan, trust, participation and related agreements with your legal and tax counsel.

GETTING STARTED

If you choose the IRS Pre-Approved Plan, you as the employer or trustee must complete an Adoption Agreement. As an employer, you are responsible for the administration of the plan you choose. Please see "Your responsibilities as employer" in the SAI.

HOW TO MAKE PROGRAM CONTRIBUTIONS

Contributions can be made using the online contribution feature at www.axa.com/mrp by clicking Employer Log-In or by mail to the Association Members Retirement Program, PO Box 13678, Newark, NJ 07188-3678. If using the online contribution feature employers will need their User ID and Password. If the contribution is remitted by mail it must be in the form of a check drawn on a bank in the U.S., clearing through the Federal Reserve System, in U.S. dollars, and made payable to AXA Equitable. Third party checks are not acceptable, except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to collection. We reserve the right to reject a contribution if it is received in an unacceptable form. All contributions sent in by mail must be accompanied by a form acceptable to AXA which designates the amount to be allocated to each participant by contribution type. The Statement of Additional Information provides additional details on how to make contributions to the Program.

Contributions are normally credited on the business day that we receive them, provided the Contribution Remittance form is properly completed and matches the check/contribution amount. Contributions are only accepted from the employer for properly enrolled participants. Employees may not send contributions directly to the Program. There is no minimum amount which must be contributed for investment if you adopt either Plan or if you have your own individually designed plan that uses the Pooled Trust.

ALLOCATING PROGRAM CONTRIBUTIONS


The group annuity contract that covers the qualified plan in which you participate is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your Retirement Plan Account Manager is acting as a broker-dealer registered representative, and may not be authorized to act as an investment advisor or to manage the allocations under your contract.

                                  THE PROGRAM

Investment decisions for individually designed plans are made either by the participant or by the plan trustees depending on the terms of the plan.

Participants may allocate contributions among any number of Program investment options. Allocation instructions can be changed at any time. You may allocate employer contributions in different percentages than your employee contributions. The allocation percentages you elect for employer contributions will automatically apply to 401(k) qualified non-elective contributions, qualified matching contributions and matching contributions. The allocation percentages you elect for employee contributions will automatically apply to both your post-tax employee contributions and your 401(k) salary deferral contributions.

THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 PROVIDES RELIEF TO A PLAN FIDUCIARY OF A QUALIFIED PLAN WITH PARTICIPANT DIRECTED ACCOUNTS, IF THE FIDUCIARY ALLOCATES TO A QUALIFIED DEFAULT INVESTMENT ALTERNATIVE (QDIA) CONTRIBUTIONS WHICH THE PARTICIPANT HAS FAILED TO DIRECT TO AN INVESTMENT OPTION UNDER THE PLAN AFTER NOTICE BY THE PLAN. THE QDIA UNDER THE MRP IS THE AXA MODERATE ALLOCATION PORTFOLIO UNLESS THE PLAN'S FIDUCIARY HAS CHOSEN AN ALTERNATE QDIA. IF YOU HAVE NOT SELECTED AN INVESTMENT OPTION(S) UNDER THE MRP TO ALLOCATE YOUR CONTRIBUTIONS, THE PLAN FIDUCIARY WILL ALLOCATE YOUR CONTRIBUTIONS TO THE PLAN'S QDIA, AFTER THE FIDUCIARY HAS GIVEN YOU NOTICE IN ACCORDANCE WITH THE REGULATIONS. AFTER FUNDS HAVE BEEN ALLOCATED TO THE PLAN'S QDIA, YOU MAY REALLOCATE THOSE FUNDS TO ANY OTHER INVESTMENT OPTION UNDER THE MRP.

WHEN TRANSACTION REQUESTS ARE EFFECTIVE

Contributions, as well as transfer requests and allocation changes (not including GRA maturity allocation changes discussed in the SAI), are effective on the business day they are received. Distribution requests are also effective on the business day they are received unless, as in the Plans, there are plan provisions to the contrary. Transaction requests received after the end of a business day will be credited the next business day. Processing of any transaction may be delayed if a properly completed form is not received.

Trustee-to-trustee transfers of plan assets are effective the business day after we receive all items we require, including check and mailing instructions, and a plan opinion/IRS determination letter from the new or amended plan, or adequate proof of qualified plan status.

DISTRIBUTIONS FROM THE INVESTMENT OPTIONS

Keep in mind two sets of rules when considering distributions or withdrawals from the Program. The first are rules and procedures that apply to the investment options, exclusive of the provisions of your plan. We discuss those in this section. The second are rules specific to your plan. We discuss those "Rules applicable to participant distributions" below. Certain plan distributions may be subject to federal income tax, and penalty taxes. See "Tax information" later in this prospectus.

AMOUNTS IN THE FUNDS AND MONEY MARKET GUARANTEE ACCOUNT

These are generally available for distribution at any time, subject to the provisions of your plan. Distributions from the Money Market Guarantee Account and the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are permitted at any time. Distributions from remaining Funds are permitted at any time except if there is any delay in redemptions from the corresponding portfolio of the Trusts, as applicable.

AMOUNTS IN THE GUARANTEED RATE ACCOUNTS AND GUARANTEED INTEREST OPTION

Withdrawals generally may not be taken from GRAs. See "Guaranteed Rate Accounts" earlier in this prospectus. Withdrawals and transfers from the GIO, to other investment options are permitted, subject to certain conditions. See "Guaranteed Interest Option" earlier in this Prospectus.

Payments or withdrawals and application of proceeds to an annuity ordinarily will be made promptly upon request in accordance with plan provisions. However, we can defer payments, applications and withdrawals for any period during which the New York Stock Exchange is closed for trading, sales of securities are restricted or determination of the fair market value of assets is not reasonably practicable because of an emergency.

IF YOUR PLAN IS AN EMPLOYER OR TRUSTEE-DIRECTED PLAN, YOU AS THE EMPLOYER ARE RESPONSIBLE FOR ENSURING THAT THERE IS SUFFICIENT CASH AVAILABLE TO PAY BENEFITS.

RULES APPLICABLE TO PARTICIPANT DISTRIBUTIONS


In addition to our own procedures, distribution and benefit payment options under a tax qualified retirement plan are subject to complicated legal requirements. A general explanation of the federal income tax treatment of distributions and benefit payment options is provided in "Tax information" later in this prospectus and in the SAI. You should discuss your options with a qualified financial advisor. Our Retirement Plan Account Managers also can be of assistance.


In general, under the Plans, participants are eligible for benefits upon retirement, death or disability, or upon termination of employment with a vested benefit. Participants in an individually designed plan are eligible for retirement benefits depending on the terms of their plan. See "Benefit payment options" under "Transfers and access to your money" earlier in this prospectus and "Tax information" later in this prospectus for more details. For participants who own more than 5% of the business, benefits must begin no later than April 1 of the year after the participant reaches age 70 1/2. For all other participants, distribution must begin by April 1 of the later of the year after attaining age 70 1/2 or retirement from the employer sponsoring the plan.

Distributions must be made according to the terms of the plan and rules in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans and other tax qualified retirement arrangements such as IRAs. These provisions could apply to participants who satisfy required minimum distributions through annual withdrawals instead of receiving annuity payments. For this purpose additional annuity contract benefits may include enhanced death benefits and guaranteed minimum income benefits. Currently we believe that these provisions would not apply to Members Retirement Program contracts because of the type of benefits provided under the contract. However, you should consider the potential implication of these Regulations before you purchase or contribute to this annuity contract.

..   A participant may withdraw all or part of his/her account balance under either Plan attributable to post-tax employee

                                  THE PROGRAM
   contributions at any time, provided that he/she withdraw at least $300 at a time (or, if less, his/her entire post-tax account balance).

..   If a participant is married, his/her spouse must generally consent in writing before he/she can make any type of withdrawal except to purchase a Qualified Joint and Survivor Annuity. Self-employed persons may generally not receive a distribution prior to age 59 1/2.

..   Employees may generally not receive a distribution prior to severance from employment.

..   Hardship withdrawals before age 59 1/2 may be permitted under 401(k) and certain other profit sharing plans.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that participants ask their employer what types of withdrawals are available under their plan. See "Procedures for withdrawals, distributions and transfers" in the SAI for a more detailed discussion of these general rules.

Generally participants may not make withdrawals from the Guaranteed Rate Accounts prior to maturity. See "The Guaranteed Rate Accounts" earlier in this prospectus.

                                  THE PROGRAM

5. Charges and expenses

--------------------------------------------------------------------------------

You will incur two general types of charges under the Program:

(1)Charges imposed on amounts invested in the Plan Trust -- these apply to all amounts invested in the Plan Trust (including installment payout option payments), and do not vary by plan. These are, in general, reflected as reductions in the unit values of the Funds or as reductions from the rates credited to the guaranteed options.

(2)Plan and transaction charges -- these vary by plan or are charged for specific transactions, and are typically stated in a dollar amount. Unless otherwise noted, these are deducted in fixed dollar amounts by reducing the number of units in the appropriate Funds and the dollars in the Guaranteed Options.

We deduct amounts for the 3-year or 5-year GRA from your most recent GRA.

We make no deduction from your contributions or withdrawals for sales expenses.

PROGRAM EXPENSE CHARGE
(BASED ON AMOUNTS INVESTED IN THE PROGRAM)

We assess the Program expense charge on the last day of each month or upon the withdrawal of all assets under your plan. The maximum Program expense charge is 0.85% per year, assessed as a monthly charge. The Program expense charge you actually pay may be lower, as illustrated by the chart below. The purpose of this charge is to cover the expenses that we incur in connection with the Program.

-------------------------------------------------------------------------------
                                            AVERAGE ACCOUNT VALUE
                               ------------------------------------------------
                                      $75,000 OR LESS         MORE THAN $75,000
-------------------------------------------------------------------------------
TOTAL PLAN ASSETS                       SCHEDULE A               SCHEDULE B
-------------------------------------------------------------------------------
First $250,000                             0.85%                    0.85%
Next $250,000                              0.65%                    0.55%
Over $500,000                              0.50%                    0.40%
-------------------------------------------------------------------------------

We determine the Program expense charge for your plan on the last day of each month, based on two factors: (1) the Average account value of the accounts in your plan, and (2) the value of the Total plan assets invested in the Members Retirement Program by your plan, on that date. We assess the Program expense charge on all assets in your plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value.

Each participant in a plan has an account value, which is the total value of that participant's investment in the Members Retirement Program. The Average account value in a plan is the average of the account values of all of the participants in the plan, who have an account value greater than zero. If the Average account value under the Plan is $75,000 or less, then the Program expense charge will be determined using Schedule A on the chart above. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be determined using Schedule B on the chart above.

Total plan assets are all of the assets invested in the Members Retirement Program under a plan. The first $250,000 in assets under the plan is subject to a Program expense charge of 0.85% per year. If the Total plan assets exceed $250,000, any amounts greater than that will be subject to a lower charge. The next $250,000 (up to Total plan assets of $500,000) will be subject to a Program expense charge of either 0.65% or 0.55%, under Schedule A or Schedule B, respectively. Any assets in the plan in excess of $500,000 will be subject to a Program expense charge of either 0.50% or 0.40%, under Schedule A or Schedule B, respectively. The sum of the amounts calculated under this formula equals the total Program expense charge for the plan. The percentage of Total plan assets that this sum represents is the annual Program expense charge that each participant in the plan pays on his or her account value.

We will deduct the Program expense charge from your account value, except for amounts held in the 3-year and 5-year Guaranteed Rate Accounts, on a pro-rata basis, as of the last business day of each month. Such amount will be deducted from the participant's account balances in accordance with the ordering rule established by AXA Equitable from time to time and communicated in writing to the Employer. The amounts we deduct from the Guaranteed Interest Option and Money Market Guarantee Account will never cause the rates we pay on those accounts to fall below 1%.


We apply the Program expense charge toward the cost of maintenance of the investment options, the promotion of the Program, investment funds, Guaranteed Rate Accounts, the Guaranteed Interest Option, when available, and Money Market Guarantee Account, administrative costs, such as enrollment and answering participant inquiries, and overhead expenses such as salaries, rent, postage, telephone, travel, legal, actuarial and accounting costs, office equipment and stationery. During 2017, we received $1,647,729 compensation under the Program expense charge.


MEMBERS RETIREMENT PLAN AND INVESTMENT ONLY FEES
(PLAN AND TRANSACTION EXPENSES)

RECORD MAINTENANCE AND REPORT FEE. At the end of each calendar quarter, we deduct a record maintenance and report fee of $3.75 from your account balance. We reserve the right to charge varying fees based on the requested special mailings, reports and services given to your retirement plan.

ENROLLMENT FEE. We charge an employer a non-refundable enrollment fee of $25 for each participant enrolled under its plan. If we do not maintain individual participant records under an individually-designed plan, we instead charge the employer $25 for each plan or trust. If the employer fails to pay these charges, we may deduct the amount from subsequent contributions or from participants' account balances.

                             CHARGES AND EXPENSES

ANNUAL PORTFOLIO OPERATING EXPENSES
(DEDUCTED BY THE TRUSTS)

All Funds other than the AllianceBernstein Growth Equity Fund, the AllianceBernstein Mid Cap Growth Fund and the AllianceBernstein Balanced Fund are indirectly subject to investment management fees, 12b-1 (if applicable) fees and other expenses charged against assets of the corresponding Portfolios of the Investment Trusts. These expenses are described in the Trusts' prospectuses.

INVESTMENT MANAGEMENT AND ACCOUNTING FEES
(BASED ON AMOUNTS INVESTED IN THE PROGRAM)


The computation of unit values for the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds reflects fees charged for investment management and accounting. The investment management and accounting fee covers AllianceBernstein's investment management and our financial accounting services provided to these Funds, as well as portion of our related administrative costs. The portion of the fee attributable to investment management services is retained by AllianceBernstein. We receive fees for financial accounting and administrative services we provide for these Funds. The fees shown in the Fee Table are estimated based on the experience of the Funds during the fiscal year ended December 31, 2017. The fees may be higher or lower based on the experience of the Funds during the fiscal year ended December 31, 2018.


DIRECT OPERATING AND OTHER EXPENSES
(BASED ON AMOUNTS INVESTED IN THE PROGRAM)


In addition to the charges and fees mentioned above, the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and other costs related to the operation of the Funds. The fees shown in the Fee Table are estimated based on the experience of the Funds during the fiscal year ended December 31, 2017. The fees may be higher or lower based on the experience of the Funds during the fiscal year ended December 31, 2018.


OTHER EXPENSES
(BASED ON AMOUNTS INVESTED IN THE PROGRAM)

We may impose certain additional costs and expenses on the Funds. These may include the cost of printing of SEC filings, prospectuses and reports, proxy mailings, other mailing costs, as well as legal and audit expenses.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Currently, we deduct the charge from the amount applied to provide an annuity pay-out option. The current tax charge that might be imposed on us varies by state and ranges from 0% to 1%.

We reserve the right to deduct any applicable charges such as premium taxes from each contribution or from distributions or upon termination of your contract. If we have deducted any applicable tax charges from contributions, we will not deduct a charge for the same taxes later. If, however, an additional tax is later imposed on us when you make a partial or full withdrawal, or your contract is terminated, or you begin receiving annuity payments, we reserve the right to deduct a charge at that time.

FEES PAID TO ASSOCIATIONS

We may pay associations a fee for services provided in connection with the Program being made available to their memberships. The fee may be based on the number of employers whom we solicit, the number who participate in the Program, and/or the value of Program assets. We make these payments without any additional deduction or charge under the Program.

GENERAL INFORMATION ON FEES AND CHARGES


We will give you written notice of any change in the fees and charges. We may also establish a separate fee schedule for requested non-routine administrative services. During 2017 we received total fees and charges under the Program of $1,850,818.

CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 Fees.

..   Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Port-folios available under the contract in turn invest in shares of other Portfolios of the Trusts and/or shares of unaffiliated Portfolios (collectively, the "underlying Portfolios"). The underlying Portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

                             CHARGES AND EXPENSES

6. Tax information

--------------------------------------------------------------------------------

In this section, we briefly outline current federal income tax rules relating to the adoption of the Program, contributions to the Program and distributions to participants under qualified retirement plans. Certain other information about qualified retirement plans appears here and in the SAI.


Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect annuity contracts purchased before the change. In addition to legislation enacted in December 2017, Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax aspects of an annuity contract. We cannot predict, what, if any, legislation will actually be proposed or enacted that may affect annuity contracts.


We cannot provide detailed information on all tax aspects of the Program, plans and contracts. Moreover, the tax aspects that apply to a particular person's situation may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Rights or values under plans or contracts, or payments under plans or contracts, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax advisor before your purchase.



BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Annuity contracts can be purchased in connection with employer plans qualified under Code Section 401. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as the contract's selection of investment funds, availability of guaranteed options, and choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

INCOME TAXATION OF DISTRIBUTIONS TO QUALIFIED PLAN PARTICIPANTS

In this section, the word "you" refers to the plan participant.

Amounts distributed to a participant from a qualified plan are generally subject to federal income tax as ordinary income when benefits are distributed to you or your beneficiary. Generally, only your post-tax contributions, if any, are not taxed when distributed.

If an employer's 401(k) plan permits, an employee may designate some or all of elective deferral contributions as "designated Roth contributions," which are made on a post-tax basis to the 401(k) arrangement. Designated Roth contributions must be separately accounted for. If certain timing and distribution event requirements are satisfied, distributions from a designated Roth contribution account under a 401(k) plan will be tax-free. If both aging and event tests are not met, earnings attributable to a designated Roth account may be includible in income. Distributions from designated Roth contribution accounts may be rolled over to other designated Roth contribution accounts under an eligible retirement plan (401(k) plan, 403(b) plan or governmental employer Section 457 plan) or to Roth IRAs.

ELIGIBLE ROLLOVER DISTRIBUTIONS. Many types of distributions from qualified plans are "eligible rollover distributions" that can be rolled over to another "eligible retirement plan" which will accept the rollover. Eligible retirement plans include qualified plans, individual retirement arrangements ("IRAs"),
Section 403(b) plans, and governmental employer Section 457(b) plans. Eligible rollover distributions may also be rolled over to another eligible retirement plan within 60 days of the receipt of the distribution, but the distribution will be subject to mandatory 20% federal income tax withholding if the distribution is not directly rolled over. If the eligible rollover distribution is directly rolled over, there is no mandatory 20% federal income tax withholding. Eligible rollover distributions to employees under age 59 1/2 may be subject to an additional 10% federal income tax penalty if the distribution is not rolled over. After 2015, eligible rollover distributions from qualified plans may also be rolled over to a SIMPLE IRA. We anticipate that regulatory guidance will be necessary before we implement rollovers into SIMPLE IRAs. An employee's surviving spouse beneficiary may also roll over an eligible rollover distribution to another eligible retirement plan under certain circumstances. A non-spousal death beneficiary may be able to directly roll over death benefits to a new traditional inherited IRA under certain circumstances. Distributions from a qualified plan can also be rolled over to a Roth IRA. Any taxable portion of the amount rolled over will be taxed at the time of the rollover. See "Eligible rollover distributions and federal income tax withholding" in the SAI for a more detailed discussion.

The IRS has issued ordering rules and related guidance on allocation between pre-tax and post-tax amounts on distributions from the plan before annuity payments start, including distributions to be made to multiple destinations, and the effect of direct rollovers. This guidance indicates that all disbursements from the plan that are "scheduled to be made at the same time" are treated as a single distribution even if the recipient has directed that the disbursement be divided among multiple destinations. Multiple destinations include payment to the recipient and direct rollovers to one or more eligible retirement plans.

The guidance generally requires that the pre-tax amount for the aggregated distribution is first assigned to the amount directly rolled over to one or more eligible retirement plans (so that the pre-tax amount would not be currently taxable). If the recipient wants to

                                TAX INFORMATION
divide the direct rollover amount among two or more eligible retirement plans, before the distribution is made, the recipient can choose how the pre-tax amount is to be allocated among the plans. (We expect to have forms for this choice.)

If the pre-tax amount for the aggregated distribution is more than the amount directly rolled over, the guidance indicates that any remaining pre-tax amount is next assigned to any 60-day rollovers up to the amount of the 60-day rollovers. (Please note that the recipient is responsible for the tax treatment of 60-day rollovers and that our information report on Form 1099-R will reflect distribution to the recipient and any required 20% withholding.) The guidance further indicates that any remaining pre-tax amount after assignment of the pre-tax amount to direct rollovers and 60-day rollovers is includible in gross income. Finally, if the amount rolled over to an eligible retirement plan exceeds the portion of the pre-tax amount assigned or allocated to the plan, the excess is a post-tax amount.

This guidance clarifies that a plan participant can use rollovers to separate the pre-tax and post-tax amounts of a distribution. For example, if a plan participant takes a distribution of $100,000 from a plan, $80,000 of which is pre-tax and $20,000 of which is attributable to non-Roth post-tax contributions, the participant could choose to allocate the distribution so that the entire pre-tax amount of $80,000 could be directly rolled over to a traditional IRA and the $20,000 non-Roth post-tax contributions could be rolled over to a Roth IRA.

IN-PLAN ROTH ROLLOVER

If the plan permits and according to plan terms, participants who are eligible to take a distribution from their 401(k) retirement plan can convert their existing plan account into the designated Roth account by either a direct rollover or by taking a distribution and then rolling over the account into the designated Roth account within 60 days. Any pre-tax amounts converted must be included in the participant's taxable income for the same year as the conversion.


Tax law permits a plan to allow an internal direct transfer from a pre-tax or non-Roth post-tax account to a designated Roth account under the plan, even though the transferred amounts are not eligible for withdrawal by the individual electing the transaction. The transfer would be taxable and withdrawals would not be permitted from the designated Roth account under the plan. Additional separate accounting will be required to implement this provision.


ANNUITY OR INSTALLMENT PAYMENTS. Each payment you receive is ordinary income for tax purposes, except where you have a "cost basis" in the benefit. Your cost basis is equal to the amount of your post-tax employee contributions, plus any employer contributions you had to include in gross income in prior years. You may exclude from gross income a portion of each annuity or installment payment you receive. If you (and your survivor) continue to receive payments after you have received your cost basis in the contract, all amounts will be taxable.

IN-SERVICE WITHDRAWALS. Some plans allow in-service withdrawals of post-tax contributions. The portion of each withdrawal attributable to cost basis is not taxable. The portion of each withdrawal attributable to earnings is taxable. Withdrawals are taxable only after they exceed your cost basis if (a) they are attributable to your pre-January 1, 1987 contributions under (b) plans that permitted those withdrawals as of May 5, 1986. In addition, 20% mandatory federal income tax withholding may also apply.

PREMATURE DISTRIBUTIONS. You may be liable for an additional 10% penalty tax on all taxable amounts distributed before age 59 1/2 unless the distribution falls within a specified exception or is rolled over into an IRA or other eligible retirement plan.

The exceptions to the penalty tax include (a) distributions made on account of your death or disability, (b) distributions beginning after separation from service in the form of a life annuity or installments over your life expectancy (or the joint lives or life expectancies of you and your beneficiary),
(c) distributions due to separation from active service after age 55 and
(d) distributions you use to pay deductible medical expenses. See IRS Form 5329 for more information on the additional 10% tax penalty.


TAX WITHHOLDING AND INFORMATION REPORTING

STATUS FOR INCOME TAX PURPOSES; FATCA. In order for us to comply with income tax withholding and information reporting rules which may apply to annuity contracts and tax-qualified plans, we request documentation of "status" for tax purposes. "Status" for tax purposes generally means whether a person is a "U.S. person" or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If we do not have appropriate certification or documentation of a person's status for tax purposes on file, it could affect the rate at which we are required to withhold income tax, and penalties could apply. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act ("FATCA"), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, we may be required to report contract values and other information for certain contract owners/participants. For this reason, we and our affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.

TAX WITHHOLDING. In almost all cases, 20% mandatory income tax withholding will apply to all "eligible rollover distributions" that are not directly rolled over to a qualified plan, 403(b) plan, governmental employer 457 plan or traditional IRA. If a distribution is not an eligible rollover distribution, the recipient may elect out of withholding. The rate of withholding depends on the type of distribution. See "Eligible rollover distributions and federal income tax withholding" in the SAI. Under the IRS Pre-Approved Plan, we will withhold the tax and send you the remaining amount. Under an individually designed plan, we will pay the full amount of the distribution to the plan's trustee. The trustee is then responsible for withholding federal income tax upon distributions to you or your beneficiary.


IMPACT OF TAXES TO AXA EQUITABLE

Under existing federal income tax law, no taxes are payable on investment income and capital gains of the Funds that are applied to increase the reserves under the contracts. Accordingly, AXA Equitable does not anticipate that it will incur any federal income tax liability attributable to income allocated to the variable annuity contracts participating in the Funds and it does not currently impose a charge for

                                TAX INFORMATION
federal income tax on this income when it computes unit values for the Funds. If changes in federal tax laws or interpretations thereof would result in AXA Equitable being taxed, then AXA Equitable may impose a charge against the Funds (on some or all contracts) to provide for payment of such taxes.

AXA Equitable is entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since AXA Equitable is the owner of the assets from which tax benefits may be derived.

                                TAX INFORMATION

7. More information

--------------------------------------------------------------------------------

ABOUT PROGRAM CHANGES OR TERMINATIONS

AMENDMENTS. The contract has been amended in the past and we and the Trustees may agree to amendments in the future. No future change can affect annuity benefits in the course of payment. If certain conditions are met, we may:
(1) terminate the offer of any of the investment options and (2) offer new investment options with different terms.

TERMINATION. We may terminate the contract at any time. If the contract is terminated, we will not accept any further contributions. We may continue to hold amounts allocated to the Guaranteed Rate Accounts until maturity. Amounts already invested in the investment options may remain in the Program and you may also elect payment of benefits through us.

ASSIGNMENT. You may not assign your rights or obligations under the contract without AXA Equitable's prior written consent. AXA Equitable may not assign its rights or obligations under the contract without your prior written consent, except that AXA Equitable will not require your written consent to assign the contract to a corporation in which it has a direct or indirect ownership interest, provided that AXA Equitable remains liable for the failure of that corporation to perform its obligations.

IRS DISQUALIFICATION

If your plan is found not to qualify under the Internal Revenue Code, we may:
(1) return the plan's assets to the employer (in our capacity as the plan administrator) or (2) prevent plan participants from investing in the separate accounts.

ABOUT THE SEPARATE ACCOUNTS

Each Fund is one, or part of one, of our separate accounts. We established the separate accounts under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our investment funds for owners of our variable annuity contracts, including our contracts. The results of each separate account's operations are accounted for without regard to AXA Equitable's, or any other separate account's, operating results. We are the legal owner of all of the assets in the separate accounts and may withdraw any amounts we have in the separate accounts that exceed our reserves and other liabilities under variable annuity contracts. The amount of some of our obligations is based on the assets in the separate accounts. However, the obligations themselves are obligations of AXA Equitable. We reserve the right to take certain actions in connection with our operations and the operations of the investment funds as permitted by applicable law. If necessary, we will seek approval by participants in the Program.

The separate accounts that we call the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth, and AllianceBernstein Balanced Funds commenced operations in 1968, 1969, and 1979 respectively. Separate Account
No. 66, which holds the other Funds offered under the contract, was established in 1997. Because of exclusionary provisions, none of the Funds are subject to regulation under the Investment Company Act of 1940. Separate Account No. 66, however, purchases Class IA shares and Class IB/B shares of the Trusts. The Trusts are registered as open-end management investment companies under the 1940 Act. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

ABOUT THE GENERAL ACCOUNT

Our general obligations and any guaranteed benefits under the contract, including those that apply to the Guaranteed Rate Accounts, Guaranteed Interest Option and Money Market Guarantee Account, are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular policy or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

CYBERSECURITY

We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft,

                               MORE INFORMATION
misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized use or abuse of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future, we take reasonable steps to mitigate these risks and secure our systems from such failures and attacks.


ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in the separate accounts nor would any of these proceedings be likely to have a material adverse effect upon the separate accounts, our ability to meet our obligations under the Program, or the distribution of group annuity contract interests under the Program.

FINANCIAL STATEMENTS

The financial statements of Separate Accounts 3, 4, 10, and 66, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The SAI is available free of charge. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. You may request the SAI by writing to our Processing Office or calling 1-800-526-2701.

ABOUT THE TRUSTEE

As trustee, Reliance Trust Company serves as a party to the contract. It has no responsibility for the administration of the Program or for any distributions or duties under the contract.

DISTRIBUTION OF THE CONTRACTS

AXA Equitable performs all marketing and service functions under the contract. No sales commissions are paid with respect to units of interest in any of the separate accounts available under the contract; however, incentive compensation is paid to AXA Equitable employees performing these functions, based upon sales and the amount of first year plan contributions, as discussed in the SAI. The offering of the units is continuous.

REPORTS WE PROVIDE AND AVAILABLE INFORMATION

We send reports annually to employers showing the aggregate account balances of all participants and information necessary to complete annual IRS filings.

The registration statement, including this prospectus and the SAI, can be obtained from the SEC's website at www.sec.gov.

ACCEPTANCE

The employer or plan sponsor, as the case may be: (1) is solely responsible for determining whether the Program is a suitable funding vehicle and (2) should carefully read the prospectus and other materials before entering into an Adoption Agreement.

                               MORE INFORMATION

Appendix I: Condensed financial information

--------------------------------------------------------------------------------


These selected per unit data and ratios for the years ended December 31, 2008 through December 31, 2017 have been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The financial statements of each of the Funds as well as the consolidated financial statements of AXA Equitable are contained in the SAI. Information is provided for the period that each Fund has been available under the Program, but not longer than ten years.


SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

ALLIANCEBERNSTEIN MID CAP GROWTH FUND -- INCOME, EXPENSES AND CAPITAL CHANGES PER UNIT OUTSTANDING THROUGHOUT THE YEARS INDICATED AND OTHER SUPPLEMENTARY DATA


------------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                               -----------------------------------------------------------------------------------------------
                                    2017      2016      2015      2014      2013     2012    2011    2010     2009      2008
------------------------------------------------------------------------------------------------------------------------------
Income                         $  0.43   $  0.64   $  0.48   $  0.55   $  0.38   $ 0.32   $ 0.61  $ 0.83  $ 0.23   $  0.10
Expenses (Note A)                (0.84)    (0.71)    (0.76)    (0.71)    (0.64)   (0.52)   (0.52)  (0.35)  (0.34)    (0.90)
-----------------------------------------------------------------------------------------------------------------------------
Net investment gain (loss)       (0.41)    (0.07)    (0.28)    (0.16)    (0.26)   (0.20)    0.09    0.48   (0.11)    (0.80)
Net realized and unrealized
  gain (loss) on investments
  (Note B)                       34.81     (1.40)     1.31      2.20     26.16     9.27     1.57   16.73   16.29    (27.53)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  AllianceBernstein Mid Cap
  Growth Fund Unit Value         34.40     (1.47)     1.03      2.04     25.90     9.07     1.66   17.21   16.18    (28.33)
AllianceBernstein Mid Cap
  Growth Fund Unit Value
  (Note C):
Beginning of year               105.46    106.93    105.90    103.86     77.96    68.89    67.23   50.02   33.84     62.17
-----------------------------------------------------------------------------------------------------------------------------
End of year                    $139.86   $105.46   $106.93   $105.90   $103.86   $77.96   $68.89  $67.23  $50.02   $ 33.84
=============================================================================================================================
Ratio of expenses to average
  net assets attributable to
  the Program                     0.67%     0.68%     0.69%     0.68%     0.70%    0.69%    0.73%   0.67%   0.87%     1.80%
Ratio of net investment
  income (loss) to average
  net assets attributable to
  the Program                    (0.33)%   (0.07)%   (0.25%)   (0.16%)   (0.29)%  (0.26)%   0.13%   0.87%  (0.27)%   (1.60)%
Number of AllianceBernstein
  Mid Cap Growth Fund Units
  outstanding at end of year
  (000's)                          151       174       197       221       246      274      288     327     321       338
Portfolio turnover rate (Note
  D)                                60%       79%       79%      116%      137%     131%     137%    151%    217%      129%
=============================================================================================================================

See notes following these tables.

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

ALLIANCEBERNSTEIN GROWTH EQUITY FUND -- INCOME, EXPENSES AND CAPITAL CHANGES
PER UNIT OUTSTANDING THROUGHOUT THE YEARS INDICATED AND OTHER SUPPLEMENTARY DATA


----------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                               ---------------------------------------------------------------------------------------------
                                 2017     2016     2015     2014     2013     2012     2011     2010     2009      2008
----------------------------------------------------------------------------------------------------------------------------
Income                         $ 11.00  $ 10.28  $  9.73  $  8.95  $  7.69  $  7.04  $  5.21  $  5.81  $  3.88  $   2.12
Expenses (Note A)                (2.97)   (2.59)   (2.36)   (2.04)   (1.91)   (1.28)   (1.31)   (1.05)   (1.08)    (4.46)
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)      8.03     7.69     7.37     6.91     5.78     5.76     3.90     4.76     2.80     (2.34)
Net realized and unrealized
  gain (loss) on
  investments (Note B)          187.19    33.26    22.83    58.54   122.90    46.96     7.02    43.77    74.65   (147.82)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  AllianceBernstein Growth
  Equity Fund Unit Value        195.22    40.95    30.20    65.45   128.68    52.72    10.92    48.53    77.45   (150.16)
AllianceBernstein Growth
  Equity Fund Unit Value
  (Note C):
Beginning of year               655.99   615.04   584.84   519.39   390.71   337.99   327.07   278.54   201.09    351.25
---------------------------------------------------------------------------------------------------------------------------
End of year                    $851.21  $655.99  $615.04  $584.84  $519.39  $390.71  $337.99  $327.07  $278.54  $ 201.09
===========================================================================================================================
Ratio of expenses to average
  net assets attributable to
  the Program                     0.39%    0.41%    0.39%    0.36%    0.42%    0.33%    0.38%    0.37%    0.47%     1.57%
Ratio of net income (loss) to
  average net assets
  attributable to the Program     1.06%    1.23%    1.22%    1.26%    1.29%    1.54%    1.14%    1.67%    1.23%    (0.83)%
Number of AllianceBernstein
  Growth Equity Fund Units
  outstanding at end of year
  (000's)                           46       51       57       65       69       77       80       90      100       103
Portfolio turnover rate (Note
  D)                                15%      16%      19%      16%      17%      21%      19%      30%     118%      106%
===========================================================================================================================

See notes following these tables.

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

ALLIANCEBERNSTEIN BALANCED FUND -- INCOME, EXPENSES AND CAPITAL CHANGES PER UNIT OUTSTANDING THROUGHOUT THE YEARS INDICATED AND OTHER SUPPLEMENTARY DATA


---------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------------
                                                2017    2016    2015    2014    2013    2012    2011    2010    2009     2008
---------------------------------------------------------------------------------------------------------------------------------
Income                                         $ 1.97  $ 1.97  $ 1.77  $ 1.89  $ 1.56  $ 1.57  $ 1.50  $ 1.76  $ 1.41  $  1.88
Expenses (Note A)                               (0.51)  (0.50)  (0.45)  (0.43)  (0.45)  (0.38)  (0.33)  (0.28)  (0.22)   (0.80)
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                            1.46    1.47    1.32    1.46    1.11    1.19    1.17    1.48    1.19     1.08
Net realized and unrealized gain (loss) on
  investments (Note B)                           8.84    3.35   (1.28)   1.49    8.15    5.51   (1.42)   3.25    7.95   (17.08)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in AllianceBernstein
  Balanced Fund Unit Value                      10.30    4.82    0.04    2.95    9.26    6.70   (0.25)   4.73    9.14   (16.00)
AllianceBernstein Balanced Fund Unit Value
  (Note C):
Beginning of year                               75.09   70.27   70.23   67.28   58.02   51.32   51.57   46.84   37.70    53.70
---------------------------------------------------------------------------------------------------------------------------------
End of year                                    $85.39  $75.09  $70.27  $70.23  $67.28  $58.02  $51.32  $51.57  $46.84  $ 37.70
=================================================================================================================================
Ratio of expenses to average net assets
  attributable to the Program                    0.63%   0.68%   0.64%   0.61%   0.71%   0.71%   0.63%   0.60%   0.55%    1.69%
Ratio of net investment income to average net
  assets attributable to the Program             1.81%   2.03%   1.85%   2.10%   1.79%   2.18%   2.22%   3.11%   2.92%    2.29%
Number of AllianceBernstein Balanced Fund
  Units outstanding at end of year (000's)        287     324     351     398     431     481     479     535     573      596
Portfolio turnover rate (Note D)                  128%    113%    143%    111%    111%     94%     84%     83%     94%      61%
=================================================================================================================================

A. Enrollment fees are not included above and did not affect the AllianceBernstein Growth Equity Fund, AllianceBernstein Mid Cap Growth Fund or AllianceBernstein Balanced Fund unit values. Enrollment fees were generally deducted from contributions to the Program.
B. See Note 2 to Financial Statements of Separate Accounts No. 3 (Pooled), 4 (Pooled) and 10 (Pooled), which can be found in the SAI.
C. The value for an AllianceBernstein Growth Equity Fund unit was established at $10.00 on January 1, 1968 under the National Association of Realtors Members Retirement Program (NAR Program). The NAR Program was merged into the Members Retirement Program on December 27, 1984. The values for an AllianceBernstein Mid Cap Growth Fund and an AllianceBernstein Balanced Fund unit were established at $10.00 on May 1, 1985, the date on which the Funds were first made available under the Program.
D. The portfolio turnover rate includes all long-term U.S. Government securities, but excludes all short-term U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less. Represents the annual portfolio turnover rate for the entire separate account.

Income, expenses, gains and losses shown above pertain only to participants' accumulations attributable to the Program. Other plans also participate in the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds and may have operating results and other supplementary data different from those shown above.

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

SEPARATE ACCOUNT NO. 66 UNIT VALUES


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR THESE FUNDS AT YEAR END FOR EACH VARIABLE INVESTMENT FUND, EXCEPT FOR THOSE FUNDS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017.



-----------------------------------------------------------------------------------------------------------------------
                                                          FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------- INCEPTION
                                         2008   2009   2010   2011   2012   2013   2014   2015   2016   2017    DATE
-----------------------------------------------------------------------------------------------------------------------
1290 VT DOUBLELINE DYNAMIC ALLOCATION
-----------------------------------------------------------------------------------------------------------------------
   Unit value                               --     --     --     -- $10.02 $11.13 $11.40 $10.97 $11.92 $13.06 11/15/12
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      --     --     --     --     --     --     --      1      3      3
-----------------------------------------------------------------------------------------------------------------------
1290 VT EQUITY INCOME
-----------------------------------------------------------------------------------------------------------------------
   Unit value                               --     --     --     -- $ 9.98 $13.15 $14.29 $14.04 $15.86 $18.37 11/15/12
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      --     --     --     --      8     18     20     24     43     33
-----------------------------------------------------------------------------------------------------------------------
1290 VT GAMCO MERGERS & ACQUISITIONS
-----------------------------------------------------------------------------------------------------------------------
   Unit value                               --     --     --     -- $10.14 $11.25 $11.43 $11.73 $12.63 $13.41 11/15/12
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      --     --     --     --     --     16     10     11      9      9
-----------------------------------------------------------------------------------------------------------------------
1290 VT GAMCO SMALL COMPANY VALUE
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $8.08 $11.43 $15.16 $14.63 $17.24 $23.97 $24.70 $23.29 $28.70 $33.32   5/1/06
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      74    110    171    181    182    148    124    120    115    103
-----------------------------------------------------------------------------------------------------------------------
1290 VT SOCIALLY RESPONSIBLE
-----------------------------------------------------------------------------------------------------------------------
   Unit Value                            $5.10 $ 6.67 $ 7.51 $ 7.53 $ 8.79 $11.80 $13.40 $13.46 $14.80 $17.82   5/1/00
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     208    249    272    251    275    242    204    168    164    169
-----------------------------------------------------------------------------------------------------------------------
ALL ASSET GROWTH-ALT 20
-----------------------------------------------------------------------------------------------------------------------
   Unit value                               --     --     --     -- $10.05 $11.46 $11.73 $11.27 $12.34 $14.30 11/15/12
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      --     --     --     --      6     --      8      7     24     34
-----------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $6.03 $ 7.67 $ 8.68 $ 8.03 $ 9.16 $11.58 $12.13 $11.91 $12.95 $15.42   5/1/07
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      81    169    234    243    192    203    209    216    195    195
-----------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $9.05 $ 9.93 $10.66 $10.86 $11.35 $11.84 $12.15 $12.12 $12.47 $13.08   5/1/07
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      67     87    104    147    157    131    108    105    178    164
-----------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS ALLOCATION
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $8.14 $ 9.31 $10.16 $10.08 $10.83 $11.93 $12.31 $12.22 $12.80 $13.92   7/6/07
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      61     59     65     66     81    104     81     88     88     68
-----------------------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $6.96 $10.45 $11.65 $10.21 $11.95 $14.37 $14.61 $14.36 $15.00 $18.90   5/1/06
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     168    205    186    158    161    133    119    105     96    101
-----------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL CORE MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $8.41 $11.38 $12.43 $10.32 $12.01 $14.10 $13.22 $12.65 $12.67 $16.00  5/18/01
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     273    307    259    239    230    209    181    146    125    117
-----------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP GROWTH MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $3.83 $ 5.17 $ 5.92 $ 5.70 $ 6.49 $ 8.78 $ 9.75 $10.14 $10.70 $13.82   5/1/00
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     547    641    655    639    593    456    393    325    331    301
-----------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $8.09 $ 9.74 $10.98 $10.42 $12.07 $15.99 $17.94 $17.21 $19.84 $22.59  5/18/01
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     653    687    645    605    615    561    523    472    455    403
-----------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR THESE FUNDS AT YEAR END FOR EACH VARIABLE INVESTMENT FUND, EXCEPT FOR THOSE FUNDS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------------------------------- INCEPTION
                                          2008   2009   2010   2011   2012   2013   2014   2015   2016   2017    DATE
------------------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.20 $12.50 $15.31 $13.86 $16.44 $21.88 $24.25 $23.39 $27.51 $30.89   8/1/97
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      580    583    481    454    439    395    372    324    295    254
------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 7.60 $ 8.89 $ 9.77 $ 9.54 $10.38 $11.73 $12.09 $11.98 $12.62 $14.01   7/6/07
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      284    740  1,066  1,229  1,377  1,486  1,532  1,583  1,718  1,745
------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 6.81 $ 8.30 $ 9.26 $ 8.80 $ 9.82 $11.76 $12.20 $12.04 $12.91 $14.83   7/6/07
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       28     81    190    160     78     88    103    129    127    145
------------------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     -- $10.04 $13.87 $14.36 $13.94 $15.69 $19.24 11/15/12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --     --     12     26     27     22     26
------------------------------------------------------------------------------------------------------------------------
AXA/CLEARBRIDGE LARGE CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     -- $ 9.85 $13.70 $14.22 $14.39 $14.52 $18.23 11/15/12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --      4     19     16     15     25     22
------------------------------------------------------------------------------------------------------------------------
AXA/JANUS ENTERPRISE
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     -- $10.13 $14.03 $13.92 $13.16 $12.58 $16.09 11/15/12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --     --      2     11     10     14     18
------------------------------------------------------------------------------------------------------------------------
CHARTER/SM/ MULTI-SECTOR BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 7.72 $ 8.47 $ 9.03 $ 9.49 $ 9.99 $ 9.90 $10.13 $10.07 $10.36 $10.59  5/18/01
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        4     51    101    115    127     84     80     92    104     94
------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $10.79 $14.18 $16.42 $17.07 $20.04 $26.40 $29.17 $29.72 $32.22 $40.40 11/22/02
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      409    385    339    341    329    279    259    240    221    202
------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 6.04 $ 7.60 $ 8.69 $ 8.82 $10.16 $13.36 $15.09 $15.21 $16.91 $20.46  10/6/00
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,811  2,024  1,954  1,828  1,759  1,700  1,636  1,470  1,403  1,207
------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $11.32 $11.06 $11.53 $12.14 $12.26 $12.05 $12.23 $12.28 $12.34 $12.37 11/22/02
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      303    284    279    349    396    321    324    320    333    330
------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $12.85 $16.37 $17.27 $15.20 $17.67 $21.46 $19.98 $19.55 $19.97 $24.60 11/22/02
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      807    788    723    656    613    563    515    485    436    390
------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     -- $ 9.72 $12.88 $14.45 $15.15 $16.11 $20.81 11/15/12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --     --      9     19     34     40     77
------------------------------------------------------------------------------------------------------------------------
EQ/MFS INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     -- $10.41 $11.83 $11.23 $11.25 $11.47 $15.14 11/15/12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --      3     32     40     34     25     52
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR THESE FUNDS AT YEAR END FOR EACH VARIABLE INVESTMENT FUND, EXCEPT FOR THOSE FUNDS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------------------------------- INCEPTION
                                          2008   2009   2010   2011   2012   2013   2014   2015   2016   2017    DATE
------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     -- $10.27 $13.61 $14.83 $14.40 $17.26 $19.93 11/15/12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --      2     13     30     39     54     43
------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------------
   Unit value                                -- $10.00 $10.00 $10.00 $10.00 $10.00 $ 9.99 $ 9.99 $ 9.99 $10.03   1/1/09
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --    624    980  1,447  1,584  1,416  1,395  1,383  1,252  1,064
------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $10.71 $11.56 $11.66 $11.64 $11.81 $11.82 $11.80 $11.77 $12.00 $12.22   5/1/06
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      119    160    185    189    207    233    209    177    194    194
------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.87 $12.45 $15.66 $15.03 $17.37 $23.86 $25.02 $23.87 $28.76 $32.78  5/18/01
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      284    289    299    255    256    246    212    184    164    149
------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     -- $ 9.76 $13.46 $14.61 $16.11 $16.32 $21.76 11/15/12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --      2     12     28     26     38     40
------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     -- $10.03 $ 9.79 $10.15 $10.16 $10.43 $10.74 11/15/12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --     50     80    104    160    138     96
------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 7.76 $12.30 $14.48 $13.78 $15.63 $21.18 $24.05 $25.55 $27.83 $38.71  5/14/04
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      177    223    235    214    219    182    195    179    174    178
------------------------------------------------------------------------------------------------------------------------
TARGET 2015 ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 6.98 $ 8.40 $ 9.30 $ 9.04 $10.02 $11.43 $11.77 $11.54 $12.18 $13.56   5/1/07
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      113    168    218    178    183    204    215    179    120    106
------------------------------------------------------------------------------------------------------------------------
TARGET 2025 ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 6.52 $ 8.03 $ 8.99 $ 8.64 $ 9.75 $11.60 $12.07 $11.82 $12.69 $14.65   5/1/07
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      123    155    230    230    206    213    217    218    228    245
------------------------------------------------------------------------------------------------------------------------
TARGET 2035 ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 6.20 $ 7.79 $ 8.78 $ 8.37 $ 9.55 $11.68 $12.20 $11.95 $12.90 $15.19   5/1/07
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       15     31     46     57     90    116    136    138    149    149
------------------------------------------------------------------------------------------------------------------------
TARGET 2045 ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 5.87 $ 7.50 $ 8.49 $ 8.02 $ 9.26 $11.59 $12.14 $11.87 $12.89 $15.43   5/1/07
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       12     31     38     47     60     92    102    112    109    120
------------------------------------------------------------------------------------------------------------------------
TARGET 2055 ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     --     --     --     -- $ 9.22 $10.10 $12.29  5/26/15
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --     --     --     --      4     15     18
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                                               PAGE

Who is AXA Equitable?                                                                            2

Funding of the Program                                                                           2

Your responsibilities as employer                                                                2

Procedures for withdrawals, distributions and transfers                                          2

Provisions of the IRS Pre-Approved Plan                                                          4

Investment restrictions and certain investment techniques applicable to the AllianceBernstein    6
Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds

Portfolio holdings policy for the Pooled Separate Accounts                                       8

Fund transactions                                                                                8

Investment management and accounting fee                                                         9

Portfolio managers' information (AllianceBernstein Growth Equity Fund, AllianceBernstein        10
Mid Cap Growth Fund and AllianceBernstein Balanced Fund)

Investment professional conflict of interest disclosure                                         13

Portfolio manager compensation                                                                  13

Distribution of the contracts                                                                   14

Custodian and independent registered public accounting firm                                     14

AXA Equitable                                                                                   15

Directors and Principal Officers                                                                15

Officers -- Directors                                                                           17

Other Officers                                                                                  17

Financial statements index                                                                      22

Financial statements                                                                           FSA-1


CLIP AND MAIL TO US TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION

To: The Members Retirement Program
   P.O. Box 4875
   Syracuse, NY 13221


----------------------------------------------------------------------------------
Please send me a copy of the Statement of Additional Information for the Members Retirement Program prospectus dated May 1, 2018.
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip


Copyright 2018 by AXA Equitable Life Insurance Company. All rights reserved.



                                                                        #526897

         Supplement dated May 1, 2018 to Prospectus dated May 1, 2018


--------------------------------------------------------------------------------

                          MEMBERS RETIREMENT PROGRAMS

                          funded under contracts with
                     AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 Avenue of the Americas, New York, New York 10104
                       Toll-Free Telephone 800-223-5790

                              -------------------

                           VARIABLE ANNUITY BENEFITS

                              -------------------

          This Prospectus Supplement should be read and retained for future reference by Participants in the Members Retirement
                     Programs who are considering variable
                  annuity payment benefits after retirement.
               Both the Prospectus and statement of additional
               information are hereby incorporated by reference.

               This Prospectus Supplement is not authorized for
                distribution unless accompanied or preceded by

                   the Prospectus dated May 1, 2018 for the

                    appropriate Members Retirement Program.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS: ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                              RETIREMENT BENEFITS

When you become eligible to receive benefits under a Members Retirement Program, you may select one or more of the following forms of distribution, which are available in variable or fixed form. The law requires that if the value of your Account Balance is more than $5,000, you must receive a Qualified Joint and Survivor Annuity unless your Spouse consents to a different election.

Life Annuity -- annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment.

Life Annuity Period Certain -- an annuity providing monthly payments for your life or, if longer, a specified period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years; the longer the specified period, the smaller the monthly payments will be.

Joint and Survivor Annuity -- Period Certain -- an annuity providing monthly payments for your life and that of your beneficiary or, if longer, a specified period of time. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years; the longer the specified period, the smaller the monthly payments will be.

How Annuity Payments are Made

When your distribution of benefits under an annuity begins, your Units in the Funds are redeemed. Part or all of the proceeds, plus part or all of your Account Balance in the General Account Options, may be used to purchase an annuity. The minimum amount that can be used to purchase any type of annuity is $5,000. Applicable premium taxes will be deducted.

Annuity payments may be fixed or variable.

   FIXED ANNUITY PAYMENTS. Fixed annuity payments are determined from our annuity rate tables in effect at the time the first annuity payment is made. The minimum amount of the fixed payments is determined from tables in our contract with the Trustees, which show the amount of proceeds necessary to purchase each $1 of monthly annuity payments (after deduction of any applicable taxes and the annuity administrative charge). These tables are designed to determine the amounts required to pay for the annuity selected, taking into account our administrative and investment expenses and mortality and expense risks. The size of your payment will depend upon the form of annuity chosen, your age and the age of your beneficiary if you select a joint and survivor annuity. If our current group annuity rates for payment of proceeds would produce a larger payment, those rates will apply instead of the minimums in the contract tables. If we give any group pension client with a qualified plan a better annuity rate than those currently available for the Program, we will also make those rates available to Program participants. Under our contract with the Trustees, we may change the tables but not more frequently than once every five years. Fixed annuity payments will not fluctuate during the payment period.

   VARIABLE ANNUITY PAYMENTS. Variable annuity payments are funded through our Separate Account No. 4 (Pooled) (the "Fund"), through the purchase of Annuity Units. The number of Annuity Units purchased is equal to the amount of the first annuity payment divided by the Annuity Unit Value for the due date of the first annuity payment. The amount of the first annuity payment is determined in the same manner for a variable annuity as it is for a fixed annuity. The number of Annuity Units stays the same throughout the payment period for the variable annuity but the Annuity Unit Value changes to reflect the investment income and the realized and unrealized capital gains and losses of the Fund, after adjustment for an assumed base rate of return of 5-3/4%, described below.

The amounts of variable annuity payments are determined as follows: Payments normally start as of the first day of the second calendar month following our receipt of the proper forms. The first two monthly payments are the same.

Payments after the first two will vary according to the investment performance of the Fund. Each monthly payment will be calculated by multiplying the number of Annuity Units credited to you by the Annuity Unit Value for the first business day of the calendar month before the due date of the payment.

The Annuity Unit Value was set at $1.1553 as of July 1, 1969, the first day that Separate Account No. 4 (Pooled) was operational. For any month after that date, it is the Annuity Unit Value for the preceding month multiplied by the change factor for the current month. The change factor gives effect to the assumed annual base rate of return of 5.75% and to the actual investment experience of the Fund.

Because of the adjustment for the assumed base rate of return, the Annuity Unit Value rises and falls depending on whether the actual rate of investment return is higher or lower than 5-3/4%.

Illustration of Changes in Annuity Payments. To show how we determine variable annuity payments from month to month, assume that the amount you applied to purchase an annuity is enough to fund an annuity with a monthly payment of $363 and that the Annuity Unit Value for the due date of the first annuity payment is $1.05. The number of annuity units credited under your certificate would be
345.71 (363 divided by 1.05 = 345.71). If the third monthly payment is due on March 1, and the Annuity Unit Value for February was $1.10, the annuity payment for March would be the number of units (345.71) times the Annuity Unit Value ($1.10), or $380.28. If the Annuity Unit Value was $1.00 on March 1, the annuity payment for April would be 345.71 times $1.00 or $345.71.

Summary of Annuity Unit Values for the Fund

This table shows the Annuity Unit Values with an assumed base rate of return of 5.75%.


                 First Business Day of                                     Annuity Unit Value
                   ---------------------                                   ------------------
                       October 1993                                             $ 6.3886
                       October 1994                                             $ 6.1563
                       October 1995                                             $ 7.4970
                       October 1996                                             $ 8.0828
                       October 1997                                             $11.0300
                       October 1998                                             $ 7.5963
                       October 1999                                             $ 9.8568
                       October 2000                                             $10.6810
                       October 2001                                             $ 7.3761
                       October 2002                                             $ 5.3455
                       October 2003                                             $ 6.3322
                       October 2004                                             $ 6.7242
                       October 2005                                             $ 7.4953
                       October 2006                                             $ 6.9450
                       October 2007                                             $ 7.9366
                       October 2008                                             $ 6.4923
                       October 2009                                             $ 5.1077
                       October 2010                                             $ 5.3931
                       October 2011                                             $6.09800
                       October 2012                                             $ 6.9849
                       October 2013                                             $ 7.7367
                       October 2014                                             $ 9.1963
                       October 2015                                             $ 8.8121
                       October 2016                                             $ 9.4585
                       October 2017                                             $10.8144


                                   THE FUND

The Fund (Separate Account No. 4 (Pooled)) was established pursuant to the Insurance law of the State of New York in 1969. It is an investment account used to fund benefits under group annuity contracts and other agreements for tax-deferred retirement programs administered by us.


For a full description of the Fund, its investment policies, the risks of an investment in the Fund and information relating to the valuation of Fund assets, see the description of the Fund in our May 1, 2018 prospectus and the Statement of Additional Information.


                              INVESTMENT MANAGER

AXA Equitable's Board of Directors has delegated responsibility to a committee to authorize or approve investments in the Fund. That committee may exercise its investment authority directly or it may delegate it, in whole or in part, to a third part investment advisor. The committee has delegated responsibility to AllianceBernstein L.P. ("AllianceBernstein") to manage the Fund. Subject to that committee's broad supervisory authority, AllianceBernstein's investment officers and managers have complete discretion over the assets of the Fund and have been given discretion as to sales and, within specified limits, purchases of stocks, other equity securities and certain debt securities. When an investment opportunity arises that is consistent with the objectives of more than one account, investment opportunities are allocated among accounts in an impartial manner based on certain factors such as investment objective and current investment and cash positions.

AllianceBernstein is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. We are the majority-owners of AllianceBernstein, a limited partnership. AllianceBernstein acts as investment adviser to various separate accounts and general accounts of AXA Equitable and other affiliated insurance companies. AllianceBernstein also provides investment management and advisory services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.


As of December 31, 2017, AllianceBernstein had total assets under management of $554 billion. AllianceBernstein's main office is located at 1345 Avenue of the Americas, New York, New York 10105.


Fund Transactions


The Fund is charged for securities brokers commissions, transfer taxes and other fees relating to securities transactions. Transactions in equity securities for the Fund are executed primarily through brokers which are selected by AllianceBernstein/AXA Equitable and receive commissions paid by the Fund. For 2017, 2016 and 2015, the Fund paid $1,010, $1,527 and $1,633, respectively, in brokerage commissions. For a full description of our policies relating to the selection of brokers, see the description of the Fund in our May 1, 2018 Statement of Additional Information.

                             FINANCIAL STATEMENTS

The financial statements of the Fund reflect applicable fees, charges and other expenses under the Members Retirement Programs as in effect during the periods covered, as well as the charges against the account made in accordance with the terms of all other contracts participating in the account.


Separate Account No. 4 (Pooled):                                           Page

Report of Independent Registered Public                                    FSA-1
  Accounting Firm

   Statement of Assets and Liabilities,                                    FSA-2
     December 31, 2017

   Statement of Operations for the Year                                    FSA-3
     Ended December 31, 2017

   Statements of Changes in Net Assets                                     FSA-4
     for the Years Ended December 31,
     2017 and 2016

   Portfolio of Investments                                                FSA-5
     December 31, 2017

   Notes to Financial Statements                                          FSA-13

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of AXA Equitable Life Insurance Company and the Contractowners of Separate Account No. 4 (Pooled) of AXA Equitable Life Insurance Company

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Separate Account No. 4 (Pooled) of AXA Equitable Life Insurance Company ("AXA Equitable") (the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 16, 2018

We have served as the auditor of Separate Account No. 4 (Pooled) of AXA Equitable Life Insurance Company since 1993.

                                     FSA-1

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2017

ASSETS:
Investments (Notes 2 and 3):
   Common stocks -- at fair value (cost: $46,126,219)........                   $86,357,914
Cash.........................................................                     1,076,656
Dividends receivable.........................................                        50,569
Receivable for investment securities sold....................                       115,924
Fees receivable from Contractowners..........................                         5,415
                                                                                -----------
   Total assets..............................................                    87,606,478
                                                                                -----------

LIABILITIES:
Due to AXA Equitable's General Account.......................                        33,817
Accrued custody and bank fees................................                         3,962
Administrative fees payable..................................                             3
Asset management fee payable.................................                        70,615
Accrued expenses.............................................                         4,442
Variation margin due to broker...............................                         3,290
                                                                                -----------
   Total liabilities.........................................                       116,129
                                                                                -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION.                   $87,490,349
                                                                                ===========
Amount retained by AXA Equitable in Separate Account No. 4...                   $   385,819
Net assets attributable to contractowners....................                    46,041,019
Net assets allocated to contracts in payout period...........                    41,063,511
                                                                                -----------
NET ASSETS...................................................                   $87,490,349
                                                                                ===========

                                                              UNITS OUTSTANDING UNIT VALUES
                                                              ----------------- -----------
Institutional................................................       1,815       $ 23,901.55
RIA..........................................................       1,525          2,205.03
MRP..........................................................      45,979            851.21
EPP..........................................................         702          2,287.93

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-2

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2017

INVESTMENT INCOME (NOTE 2):
  Dividends........................................................................ $ 1,188,094
                                                                                    -----------
   Total investment income.........................................................   1,188,094
                                                                                    -----------

EXPENSES (NOTE 6):
  Investment management fees.......................................................    (113,723)
  Custody and bank fees............................................................     (14,558)
  Other operating expenses.........................................................     (55,449)
                                                                                    -----------
   Total expenses..................................................................    (183,730)
                                                                                    -----------

NET INVESTMENT INCOME (LOSS).......................................................   1,004,364
                                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTE 2):
  Net realized gain (loss) from investments........................................   7,103,756
  Net realized gain (loss) on futures contracts....................................     111,414
  Change in unrealized appreciation (depreciation) of investments..................  13,087,577
  Change in unrealized appreciation (depreciation) on futures contracts............       5,671
                                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS.......  20,308,418
                                                                                    -----------

NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO OPERATIONS................... $21,312,782
                                                                                    ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-3

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                YEAR ENDED        YEAR ENDED
                                                                                             DECEMBER 31, 2017 DECEMBER 31, 2016
                                                                                             ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net Investment Income (Loss)..............................................................   $  1,004,364       $ 1,111,972
  Net realized gain (loss) on investments and futures contracts.............................      7,215,170         7,966,929
  Net change in unrealized appreciation (depreciation) of investments and futures contracts.     13,093,248        (3,798,199)
                                                                                               ------------       -----------
   Net increase (decrease) in assets attributable to operations.............................     21,312,782         5,280,702
                                                                                               ------------       -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Contributions.............................................................................      5,487,796         1,928,231
  Withdrawals...............................................................................    (13,055,850)       (9,533,165)
  Asset management fees (Note 6)............................................................        (63,319)          (59,223)
  Administrative fees (Note 6)..............................................................       (280,227)         (291,388)
                                                                                               ------------       -----------
   Net increase (decrease) in net assets attributable to contractowners transactions........     (7,911,600)       (7,955,545)
                                                                                               ------------       -----------
   Net increase (decrease) in net assets attributable to AXA Equitable's transactions.......     (1,207,851)       (4,498,633)
                                                                                               ------------       -----------
INCREASE (DECREASE) IN NET ASSETS...........................................................     12,193,331        (7,173,476)
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD.........     75,297,018        82,470,494
                                                                                               ------------       -----------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD...............   $ 87,490,349       $75,297,018
                                                                                               ============       ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-4

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2017

COMPANY                                          SHARES U.S. $ VALUE
--------------------------------------------------------------------
COMMON STOCKS -- 98.7%

INFORMATION TECHNOLOGY -- 37.4%

COMMUNICATIONS EQUIPMENT -- 0.3%
Arista Networks, Inc./(a)/......................    360   $   84,809
CommScope Holding Co., Inc./(a)/................    606       22,925
F5 Networks, Inc./(a)/..........................    420       55,112
Harris Corp.....................................    200       28,330
Motorola Solutions, Inc.........................     70        6,324
Palo Alto Networks, Inc./(a)/...................    600       86,964
                                                          ----------
                                                             284,464
                                                          ----------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.7%
Amphenol Corp. -- Class A.......................  1,990      174,722
CDW Corp./DE....................................  1,011       70,254
Cognex Corp.....................................  1,080       66,053
Coherent, Inc./(a)/.............................    200       56,444
Corning, Inc....................................    300        9,597
FLIR Systems, Inc...............................    450       20,979
IPG Photonics Corp./(a)/........................    260       55,674
National Instruments Corp.......................    540       22,480
Trimble, Inc./(a)/..............................  1,290       52,426
Universal Display Corp..........................    300       51,795
Zebra Technologies Corp. -- Class A/(a)/........    340       35,292
                                                          ----------
                                                             615,716
                                                          ----------
INTERNET SOFTWARE & SERVICES -- 8.4%
Alphabet, Inc. -- Class A/(a)/..................  2,020    2,127,868
Alphabet, Inc. -- Class C/(a)/..................  2,041    2,135,702
CoStar Group, Inc./(a)/.........................    230       68,299
Facebook, Inc. -- Class A/(a)/.................. 15,710    2,772,187
GoDaddy, Inc. -- Class A/(a)/...................    770       38,716
IAC/InterActiveCorp/(a)/........................    460       56,249
LogMeIn, Inc....................................    210       24,045
Match Group, Inc./(a)/..........................    240        7,514
Pandora Media, Inc./(a)/........................  1,514        7,297
Twitter, Inc./(a)/..............................    273        6,555
VeriSign, Inc./(a)/.............................    580       66,375
Zillow Group, Inc. -- Class A/(a)/..............    230        9,370
Zillow Group, Inc. -- Class C/(a)/..............    470       19,232
                                                          ----------
                                                           7,339,409
                                                          ----------
IT SERVICES -- 7.5%
Accenture PLC -- Class A........................  4,160      636,855
Alliance Data Systems Corp......................    330       83,648
Automatic Data Processing, Inc..................  3,010      352,742
Black Knight, Inc./(a)/.........................    710       31,347
Booz Allen Hamilton Holding Corp................    910       34,698
Broadridge Financial Solutions, Inc.............    770       69,747
Cognizant Technology Solutions Corp. -- Class A.  3,930      279,109
CoreLogic, Inc./United States/(a)/..............    320       14,787
CSRA, Inc.......................................  1,070       32,014
DST Systems, Inc................................     40        2,483
DXC Technology Co...............................  1,900      180,310
Euronet Worldwide, Inc./(a)/....................    320       26,966
Fidelity National Information Services, Inc.....  1,260      118,553
First Data Corp. -- Class A/(a)/................  3,047       50,915
Fiserv, Inc./(a)/...............................  1,430      187,516
FleetCor Technologies, Inc./(a)/................    624      120,076
Gartner, Inc./(a)/..............................    590       72,659
Genpact Ltd./(a)/...............................  1,000       31,740

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
IT SERVICES (CONTINUED)
Global Payments, Inc.....................  1,010   $  101,242
International Business Machines Corp.....  3,965      608,310
Jack Henry & Associates, Inc.............    520       60,819
Mastercard, Inc. -- Class A..............  6,330      958,109
Paychex, Inc.............................  2,150      146,372
PayPal Holdings, Inc./(a)/...............  7,610      560,248
Sabre Corp...............................  1,080       22,140
Square, Inc. -- Class A/(a)/.............  1,628       56,443
Switch, Inc..............................    179        3,256
Total System Services, Inc...............  1,200       94,908
Vantiv, Inc. -- Class A/(a)/.............  1,060       77,963
Visa, Inc. -- Class A.................... 12,430    1,417,269
Western Union Co. (The) -- Class W.......  3,160       60,072
WEX, Inc./(a)/...........................    200       28,246
                                                   ----------
                                                    6,521,562
                                                   ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.7%
Advanced Micro Devices, Inc./(a)/........  5,500       56,540
Analog Devices, Inc......................  2,424      215,809
Applied Materials, Inc...................  7,220      369,086
Broadcom Ltd.............................  2,747      705,704
Cavium, Inc./(a)/........................    450       37,724
Cypress Semiconductor Corp...............    150        2,286
KLA-Tencor Corp..........................  1,020      107,171
Lam Research Corp........................  1,070      196,955
Maxim Integrated Products, Inc...........  1,880       98,286
Microchip Technology, Inc................  1,535      134,922
Micron Technology, Inc./(a)/.............  5,450      224,104
Microsemi Corp./(a)/.....................    600       30,990
NVIDIA Corp..............................  3,840      743,040
NXP Semiconductors NV/(a)/...............  1,300      152,217
ON Semiconductor Corp./(a)/..............  2,620       54,863
Qorvo, Inc./(a)/.........................    430       28,638
Skyworks Solutions, Inc..................  1,230      116,788
Teradyne, Inc............................  1,200       50,244
Texas Instruments, Inc...................  6,690      698,704
Versum Materials, Inc....................     30        1,136
Xilinx, Inc..............................  1,550      104,501
                                                   ----------
                                                    4,129,708
                                                   ----------
SOFTWARE -- 8.9%
Activision Blizzard, Inc.................  4,960      314,067
Adobe Systems, Inc./(a)/.................  3,330      583,549
ANSYS, Inc./(a)/.........................    570       84,126
Atlassian Corp. PLC -- Class A/(a)/......    490       22,305
Autodesk, Inc./(a)/......................  1,140      119,506
Cadence Design Systems, Inc./(a)/........  1,850       77,367
CDK Global, Inc..........................    890       63,439
Citrix Systems, Inc./(a)/................  1,000       88,000
Dell Technologies, Inc. -- Class V/(a)/..  1,366      111,029
Electronic Arts, Inc./(a)/...............  2,020      212,221
Fortinet, Inc./(a)/......................    970       42,379
Guidewire Software, Inc./(a)/............    180       13,367
Intuit, Inc..............................  1,640      258,759
Manhattan Associates, Inc./(a)/..........    460       22,788
Microsoft Corp./(b)/..................... 50,450    4,315,493
Oracle Corp..............................  1,565       73,993
PTC, Inc./(a)/...........................    750       45,578
Red Hat, Inc./(a)/.......................  1,190      142,919

                                     FSA-5

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
SOFTWARE (CONTINUED)
salesforce.com, Inc./(a)/....................  4,550  $   465,147
ServiceNow, Inc./(a)/........................  1,127      146,950
Splunk, Inc./(a)/............................    910       75,385
SS&C Technologies Holdings, Inc..............  1,050       42,504
Symantec Corp................................  4,100      115,046
Synopsys, Inc./(a)/..........................     80        6,819
Tableau Software, Inc. -- Class A/(a)/.......    400       27,680
Take-Two Interactive Software, Inc./(a)/.....    700       76,846
Tyler Technologies, Inc./(a)/................    230       40,722
Ultimate Software Group, Inc. (The)/(a)/.....    190       41,464
VMware, Inc. -- Class A/(a)/.................    470       58,900
Workday, Inc. -- Class A/(a)/................    880       89,531
                                                      -----------
                                                        7,777,879
                                                      -----------
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 6.9%
Apple, Inc................................... 35,010    5,924,742
NCR Corp./(a)/...............................    770       26,172
NetApp, Inc..................................  1,550       85,746
Western Digital Corp.........................    250       19,883
                                                        6,056,543
                                                      -----------
Total Information Technology.................          32,725,281
                                                      -----------
CONSUMER DISCRETIONARY -- 18.0%

AUTO COMPONENTS -- 0.4%
Aptiv PLC....................................  1,800      152,694
BorgWarner, Inc..............................    100        5,109
Delphi Technologies PLC/(a)/.................    600       31,482
Gentex Corp..................................  1,190       24,931
Lear Corp....................................    390       68,897
Visteon Corp./(a)/...........................    220       27,531
                                                      -----------
                                                          310,644
                                                      -----------
AUTOMOBILES -- 0.4%
Harley-Davidson, Inc.........................    810       41,213
Tesla, Inc./(a)/.............................    867      269,941
Thor Industries, Inc.........................    320       48,230
                                                      -----------
                                                          359,384
                                                      -----------
DISTRIBUTORS -- 0.1%
Genuine Parts Co.............................    350       33,254
LKQ Corp./(a)/...............................    290       11,794
Pool Corp....................................    270       35,005
                                                      -----------
                                                           80,053
                                                      -----------
DIVERSIFIED CONSUMER SERVICES -- 0.1%
Bright Horizons Family Solutions, Inc./(a)/..    350       32,900
H&R Block, Inc...............................    200        5,244
Service Corp. International/US...............  1,210       45,157
ServiceMaster Global Holdings, Inc./(a)/.....    861       44,144
                                                      -----------
                                                          127,445
                                                      -----------
HOTELS, RESTAURANTS & LEISURE -- 3.3%
Aramark......................................    644       27,524
Chipotle Mexican Grill, Inc. -- Class A/(a)/.    190       54,916
Choice Hotels International, Inc.............    200       15,520
Darden Restaurants, Inc......................    840       80,657
Domino's Pizza, Inc..........................    340       64,246
Dunkin' Brands Group, Inc....................    576       37,135
Extended Stay America, Inc...................    700       13,300
Hilton Grand Vacations, Inc./(a)/............    457       19,171

COMPANY                                              SHARES U.S. $ VALUE
------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Hilton Worldwide Holdings, Inc......................  1,291   $  103,099
Las Vegas Sands Corp................................  2,420      168,166
Marriott International, Inc./MD -- Class A..........  2,108      286,119
McDonald's Corp.....................................  5,498      946,316
MGM Resorts International/(a)/......................    230        7,680
Six Flags Entertainment Corp........................    420       27,959
Starbucks Corp......................................  9,460      543,288
Vail Resorts, Inc...................................    270       57,367
Wendy's Co. (The)...................................  1,190       19,540
Wyndham Worldwide Corp..............................    660       76,474
Wynn Resorts Ltd....................................    540       91,039
Yum China Holdings, Inc./(a)/.......................  2,120       84,842
Yum! Brands, Inc....................................  2,320      189,335
                                                              ----------
                                                               2,913,693
                                                              ----------
HOUSEHOLD DURABLES -- 0.4%
DR Horton, Inc......................................  1,240       63,327
Leggett & Platt, Inc................................    690       32,934
Mohawk Industries, Inc./(a)/........................     40       11,036
NVR, Inc./(a)/......................................     50      175,411
PulteGroup, Inc.....................................    490       16,292
Tempur Sealy International, Inc./(a)/...............    110        6,896
Toll Brothers, Inc..................................    470       22,569
Tupperware Brands Corp..............................    320       20,064
Whirlpool Corp......................................     50        8,432
                                                              ----------
                                                                 356,961
                                                              ----------
INTERNET & DIRECT MARKETING RETAIL -- 5.1%
Amazon.com, Inc./(a)/...............................  2,680    3,134,180
Expedia, Inc........................................    821       98,331
Liberty Expedia Holdings, Inc./(a)/.................     58        2,571
Liberty Interactive Corp. QVC Group -- Class A/(a)/.  1,540       37,607
Netflix, Inc./(a)/..................................  2,763      530,385
Priceline Group, Inc. (The)/(a)/....................    338      587,356
TripAdvisor, Inc./(a)/..............................    340       11,716
Wayfair, Inc. -- Class A/(a)/.......................    250       20,068
                                                              ----------
                                                               4,422,214
                                                              ----------
LEISURE PRODUCTS -- 0.1%
Brunswick Corp./DE..................................    450       24,849
Hasbro, Inc.........................................    560       50,898
Mattel, Inc.........................................    420        6,460
Polaris Industries, Inc.............................    370       45,876
                                                              ----------
                                                                 128,083
                                                              ----------
MEDIA -- 3.2%
AMC Networks, Inc. -- Class A/(a)/..................    320       17,306
Cable One, Inc......................................     50       35,168
CBS Corp. -- Class B................................  2,230      131,570
Charter Communications, Inc. -- Class A/(a)/........    877      294,637
Comcast Corp. -- Class A............................ 29,310    1,173,865
DISH Network Corp. -- Class A/(a)/..................  1,140       54,435
Interpublic Group of Cos., Inc. (The)...............  2,190       44,150
Lions Gate Entertainment Corp. -- Class A/(a)/......    195        6,593
Lions Gate Entertainment Corp. -- Class B/(a)/......    422       13,394
Live Nation Entertainment, Inc./(a)/................    890       37,887
Madison Square Garden Co. (The) -- Class A/(a)/.....     16        3,374
Omnicom Group, Inc..................................  1,510      109,973
Regal Entertainment Group -- Class A................    150        3,452
Scripps Networks Interactive, Inc. -- Class A.......    320       27,322

                                     FSA-6

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
MEDIA (CONTINUED)
Sirius XM Holdings, Inc......................  9,280  $    49,741
Twenty-First Century Fox, Inc. -- Class A....    340       11,740
Twenty-First Century Fox, Inc. -- Class B....    120        4,094
Walt Disney Co. (The)........................  7,190      772,997
                                                      -----------
                                                        2,791,698
                                                      -----------
MULTILINE RETAIL -- 0.3%
Dollar General Corp..........................    690       64,177
Dollar Tree, Inc./(a)/.......................  1,466      157,317
Nordstrom, Inc...............................    780       36,956
                                                      -----------
                                                          258,450
                                                      -----------
SPECIALTY RETAIL -- 3.6%
Advance Auto Parts, Inc......................    120       11,963
AutoZone, Inc./(a)/..........................    170      120,933
Burlington Stores, Inc./(a)/.................    270       33,218
CarMax, Inc./(a)/............................  1,220       78,239
Dick's Sporting Goods, Inc...................    440       12,646
Floor & Decor Holdings, Inc. -- Class A/(a)/.    130        6,328
Foot Locker, Inc.............................     60        2,813
Gap, Inc. (The)..............................     70        2,384
Home Depot, Inc. (The).......................  8,090    1,533,298
L Brands, Inc................................    240       14,453
Lowe's Cos., Inc.............................  5,668      526,784
Michaels Cos., Inc. (The)/(a)/...............    584       14,127
O'Reilly Automotive, Inc./(a)/...............    580      139,513
Ross Stores, Inc.............................  2,560      205,440
Sally Beauty Holdings, Inc./(a)/.............    300        5,628
TJX Cos., Inc. (The).........................  4,320      330,307
Tractor Supply Co............................    850       63,537
Ulta Salon Cosmetics & Fragrance, Inc./(a)/..    400       89,464
Williams-Sonoma, Inc.........................    110        5,687
                                                      -----------
                                                        3,196,762
                                                      -----------
TEXTILES, APPAREL & LUXURY GOODS -- 1.0%
Carter's, Inc................................    300       35,247
Hanesbrands, Inc.............................  2,420       50,602
Lululemon Athletica, Inc./(a)/...............    640       50,297
Michael Kors Holdings Ltd./(a)/..............     40        2,518
NIKE, Inc. -- Class B........................  8,870      554,818
Skechers U.S.A., Inc. -- Class A/(a)/........    370       14,001
Tapestry, Inc................................    300       13,269
Under Armour, Inc. -- Class A/(a)/...........    890       12,843
Under Armour, Inc. -- Class C/(a)/...........    899       11,975
VF Corp......................................  1,620      119,880
                                                      -----------
                                                          865,450
                                                      -----------
Total Consumer Discretionary.................          15,810,837
                                                      -----------
HEALTH CARE -- 12.6%

BIOTECHNOLOGY -- 4.5%
AbbVie, Inc.................................. 10,729    1,037,602
ACADIA Pharmaceuticals, Inc./(a)/............    600       18,066
Agios Pharmaceuticals, Inc./(a)/.............    250       14,293
Alexion Pharmaceuticals, Inc./(a)/...........  1,180      141,116
Alkermes PLC/(a)/............................  1,020       55,825
Alnylam Pharmaceuticals, Inc./(a)/...........    470       59,713
Amgen, Inc...................................  1,410      245,199
Biogen, Inc./(a)/............................  1,359      432,937
BioMarin Pharmaceutical, Inc./(a)/...........  1,170      104,329

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
BIOTECHNOLOGY (CONTINUED)
Bioverativ, Inc./(a)/....................    689   $   37,151
Celgene Corp./(a)/.......................  5,206      543,298
Exelixis, Inc./(a)/......................  1,900       57,760
Gilead Sciences, Inc.....................  6,237      446,819
Incyte Corp./(a)/........................  1,120      106,075
Intercept Pharmaceuticals, Inc./(a)/.....    100        5,842
Intrexon Corp./(a)/......................    270        3,110
Ionis Pharmaceuticals, Inc./(a)/.........    810       40,743
Neurocrine Biosciences, Inc./(a)/........    570       44,226
OPKO Health, Inc./(a)/...................    200          980
Regeneron Pharmaceuticals, Inc./(a)/.....    540      203,018
Seattle Genetics, Inc./(a)/..............    640       34,240
TESARO, Inc./(a)/........................    250       20,717
Vertex Pharmaceuticals, Inc./(a)/........  1,680      251,765
                                                   ----------
                                                    3,904,824
                                                   ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.4%
ABIOMED, Inc./(a)/.......................    270       50,601
Align Technology, Inc./(a)/..............    540      119,982
Baxter International, Inc................    270       17,453
Becton Dickinson and Co..................  1,794      384,024
Boston Scientific Corp./(a)/.............  9,160      227,076
Cooper Cos., Inc. (The)..................    270       58,828
DexCom, Inc./(a)/........................    570       32,712
Edwards Lifesciences Corp./(a)/..........  1,390      156,667
Hill-Rom Holdings, Inc...................    420       35,402
Hologic, Inc./(a)/.......................  1,030       44,032
IDEXX Laboratories, Inc./(a)/............    570       89,137
Intuitive Surgical, Inc./(a)/............    760      277,354
Medtronic PLC............................    650       52,487
ResMed, Inc..............................    940       79,609
Stryker Corp.............................  2,270      351,487
Teleflex, Inc............................     50       12,441
Varian Medical Systems, Inc./(a)/........    590       65,578
West Pharmaceutical Services, Inc........    470       46,375
                                                   ----------
                                                    2,101,245
                                                   ----------
HEALTH CARE PROVIDERS & SERVICES -- 2.7%
Aetna, Inc...............................    690      124,469
AmerisourceBergen Corp. -- Class A.......  1,060       97,329
Centene Corp./(a)/.......................    122       12,307
Cigna Corp...............................  1,490      302,604
Express Scripts Holding Co./(a)/.........    220       16,421
HCA Healthcare, Inc./(a)/................    110        9,662
Henry Schein, Inc./(a)/..................  1,040       72,675
Humana, Inc..............................    910      225,744
LifePoint Health, Inc./(a)/..............     50        2,490
McKesson Corp............................    140       21,833
Patterson Cos., Inc......................     20          723
Premier, Inc. -- Class A/(a)/............     89        2,598
UnitedHealth Group, Inc..................  6,480    1,428,581
WellCare Health Plans, Inc./(a)/.........    270       54,300
                                                   ----------
                                                    2,371,736
                                                   ----------
HEALTH CARE TECHNOLOGY -- 0.2%
athenahealth, Inc./(a)/..................    270       35,921
Cerner Corp./(a)/........................  1,900      128,041
Veeva Systems, Inc. -- Class A/(a)/......    728       40,244
                                                   ----------
                                                      204,206
                                                   ----------

                                     FSA-7

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

COMPANY                                              SHARES U.S. $ VALUE
------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES -- 1.0%
Agilent Technologies, Inc...........................    480  $    32,146
Bio-Techne Corp.....................................    250       32,387
Bruker Corp.........................................    240        8,237
Charles River Laboratories International, Inc./(a)/.    320       35,024
Illumina, Inc./(a)/.................................  1,010      220,675
IQVIA Holdings, Inc./(a)/...........................    601       58,838
Mettler-Toledo International, Inc./(a)/.............    200      123,904
PerkinElmer, Inc....................................    100        7,312
QIAGEN NV/(a)/......................................    450       13,918
Thermo Fisher Scientific, Inc.......................  1,240      235,451
Waters Corp./(a)/...................................    540      104,323
                                                             -----------
                                                                 872,215
                                                             -----------
PHARMACEUTICALS -- 1.8%
Akorn, Inc./(a)/....................................    570       18,371
Bristol-Myers Squibb Co.............................  5,440      333,363
Eli Lilly & Co......................................  6,570      554,903
Johnson & Johnson...................................  2,760      385,627
Merck & Co., Inc....................................  1,000       56,270
Zoetis, Inc.........................................  3,300      237,732
                                                             -----------
                                                               1,586,266
                                                             -----------
Total Health Care...................................          11,040,492
                                                             -----------
INDUSTRIALS -- 12.5%

AEROSPACE & DEFENSE -- 3.0%
Boeing Co. (The)....................................  3,753    1,106,797
General Dynamics Corp...............................    740      150,553
HEICO Corp..........................................    150       14,153
HEICO Corp. -- Class A..............................    312       24,664
Hexcel Corp.........................................    380       23,503
Huntington Ingalls Industries, Inc..................    270       63,639
Lockheed Martin Corp................................  1,510      484,785
Northrop Grumman Corp...............................  1,110      340,670
Raytheon Co.........................................    740      139,009
Rockwell Collins, Inc...............................  1,107      150,131
TransDigm Group, Inc................................    340       93,371
                                                             -----------
                                                               2,591,275
                                                             -----------
AIR FREIGHT & LOGISTICS -- 1.3%
CH Robinson Worldwide, Inc..........................    920       81,963
Expeditors International of Washington, Inc.........    810       52,399
FedEx Corp..........................................  1,670      416,732
United Parcel Service, Inc. -- Class B..............  4,640      552,856
XPO Logistics, Inc./(a)/............................    550       50,374
                                                             -----------
                                                               1,154,324
                                                             -----------
AIRLINES -- 0.4%
Alaska Air Group, Inc...............................    660       48,517
American Airlines Group, Inc........................  1,250       65,038
Copa Holdings SA -- Class A.........................     50        6,703
Southwest Airlines Co...............................  3,750      245,437
                                                             -----------
                                                                 365,695
                                                             -----------
BUILDING PRODUCTS -- 0.4%
Allegion PLC........................................    640       50,918
AO Smith Corp.......................................    940       57,603
Armstrong World Industries, Inc./(a)/...............    250       15,138
Fortune Brands Home & Security, Inc.................    940       64,334

COMPANY                                 SHARES U.S. $ VALUE
-----------------------------------------------------------
BUILDING PRODUCTS (CONTINUED)
Lennox International, Inc..............    270   $   56,230
Masco Corp.............................  1,360       59,758
                                                 ----------
                                                    303,981
                                                 ----------
COMMERCIAL SERVICES & SUPPLIES -- 0.5%
Cintas Corp............................    600       93,498
Clean Harbors, Inc./(a)/...............    220       11,924
Copart, Inc./(a)/......................  1,330       57,443
KAR Auction Services, Inc..............    920       46,469
Rollins, Inc...........................    640       29,779
Waste Management, Inc..................  2,440      210,572
                                                 ----------
                                                    449,685
                                                 ----------
CONSTRUCTION & ENGINEERING -- 0.0%
Quanta Services, Inc./(a)/.............    210        8,213
                                                 ----------

ELECTRICAL EQUIPMENT -- 0.4%
Acuity Brands, Inc.....................    190       33,440
AMETEK, Inc............................    240       17,393
BWX Technologies, Inc..................    620       37,504
Emerson Electric Co....................    590       41,117
Hubbell, Inc...........................    250       33,835
Rockwell Automation, Inc...............    870      170,824
Sensata Technologies Holding NV/(a)/...    550       28,111
                                                 ----------
                                                    362,224
                                                 ----------
INDUSTRIAL CONGLOMERATES -- 2.0%
3M Co..................................  3,938      926,887
General Electric Co.................... 10,140      176,943
Honeywell International, Inc...........  3,010      461,614
Roper Technologies, Inc................    670      173,530
                                                 ----------
                                                  1,738,974
                                                 ----------
MACHINERY -- 2.5%
Allison Transmission Holdings, Inc.....    850       36,610
Caterpillar, Inc.......................  3,450      543,651
Cummins, Inc...........................    350       61,824
Deere & Co.............................  2,140      334,931
Donaldson Co., Inc.....................    790       38,671
Dover Corp.............................    100       10,099
Fortive Corp...........................  1,830      132,400
Gardner Denver Holdings, Inc./(a)/.....    400       13,572
Graco, Inc.............................  1,110       50,194
IDEX Corp..............................    470       62,026
Illinois Tool Works, Inc...............  2,030      338,705
Ingersoll-Rand PLC.....................    840       74,920
Lincoln Electric Holdings, Inc.........    370       33,885
Middleby Corp. (The)/(a)/..............    390       52,630
Nordson Corp...........................    390       57,096
Parker-Hannifin Corp...................    750      149,685
Snap-on, Inc...........................     50        8,715
Stanley Black & Decker, Inc............    120       20,363
Toro Co. (The).........................    660       43,052
WABCO Holdings, Inc./(a)/..............    320       45,920
Wabtec Corp./DE........................    140       11,400
Welbilt, Inc./(a)/.....................    820       19,278
Xylem, Inc./NY.........................    620       42,284
                                                 ----------
                                                  2,181,911
                                                 ----------

                                     FSA-8

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

COMPANY                                     SHARES U.S. $ VALUE
---------------------------------------------------------------
PROFESSIONAL SERVICES -- 0.3%
Dun & Bradstreet Corp. (The)...............    100  $    11,841
Equifax, Inc...............................    810       95,515
Robert Half International, Inc.............    810       44,987
TransUnion/(a)/............................    960       52,762
Verisk Analytics, Inc. -- Class A/(a)/.....    997       95,712
                                                    -----------
                                                        300,817
                                                    -----------
ROAD & RAIL -- 1.2%
CSX Corp...................................  5,250      288,802
JB Hunt Transport Services, Inc............    590       67,838
Landstar System, Inc.......................    270       28,107
Old Dominion Freight Line, Inc./(a)/.......    270       35,519
Union Pacific Corp.........................  4,910      658,431
                                                    -----------
                                                      1,078,697
                                                    -----------
TRADING COMPANIES & DISTRIBUTORS -- 0.5%
Air Lease Corp.............................     20          962
Fastenal Co................................  1,900      103,911
HD Supply Holdings, Inc./(a)/..............  1,318       52,759
MSC Industrial Direct Co., Inc. -- Class A.    120       11,599
United Rentals, Inc./(a)/..................    570       97,989
Univar, Inc./(a)/..........................    650       20,124
Watsco, Inc................................    220       37,409
WW Grainger, Inc...........................    340       80,325
                                                    -----------
                                                        405,078
                                                    -----------
Total Industrials..........................          10,940,874
                                                    -----------
CONSUMER STAPLES -- 6.7%

BEVERAGES -- 2.9%
Brown-Forman Corp. -- Class A..............    300       20,172
Brown-Forman Corp. -- Class B..............  1,090       74,850
Coca-Cola Co. (The)........................ 19,330      886,860
Constellation Brands, Inc. -- Class A......  1,080      246,856
Dr Pepper Snapple Group, Inc...............  1,180      114,531
Monster Beverage Corp./(a)/................  2,740      173,415
PepsiCo, Inc...............................  8,357    1,002,171
                                                    -----------
                                                      2,518,855
                                                    -----------
FOOD & STAPLES RETAILING -- 1.1%
Costco Wholesale Corp......................  2,930      545,332
Kroger Co. (The)...........................  3,250       89,212
Rite Aid Corp./(a)/........................  3,260        6,422
Sprouts Farmers Market, Inc./(a)/..........    876       21,331
Sysco Corp.................................  3,290      199,802
Walgreens Boots Alliance, Inc..............  1,120       81,334
                                                    -----------
                                                        943,433
                                                    -----------
FOOD PRODUCTS -- 0.6%
Blue Buffalo Pet Products, Inc./(a)/.......    580       19,018
Campbell Soup Co...........................    770       37,045
General Mills, Inc.........................  2,750      163,047
Hershey Co. (The)..........................    810       91,943
Kellogg Co.................................  1,510      102,650
Lamb Weston Holdings, Inc./(a)/............    226       12,758
McCormick & Co., Inc./MD...................    790       80,509
Pilgrim's Pride Corp./(a)/.................    300        9,318
TreeHouse Foods, Inc./(a)/.................    100        4,946
                                                    -----------
                                                        521,234
                                                    -----------

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.7%
Church & Dwight Co., Inc.................  1,630   $   81,777
Clorox Co. (The).........................    760      113,043
Colgate-Palmolive Co.....................    910       68,660
Energizer Holdings, Inc..................    380       18,232
Kimberly-Clark Corp......................  2,050      247,353
Procter & Gamble Co. (The)...............    850       78,098
Spectrum Brands Holdings, Inc............    170       19,108
                                                   ----------
                                                      626,271
                                                   ----------
PERSONAL PRODUCTS -- 0.2%
Estee Lauder Cos., Inc. (The) -- Class A.  1,440      183,226
Herbalife Ltd./(a)/......................    450       30,474
Nu Skin Enterprises, Inc. -- Class A.....     50        3,411
                                                   ----------
                                                      217,111
                                                   ----------
TOBACCO -- 1.2%
Altria Group, Inc........................ 12,960      925,474
Philip Morris International, Inc.........    947      100,050
                                                   ----------
                                                    1,025,524
                                                   ----------
Total Consumer Staples...................           5,852,428
                                                   ----------
MATERIALS -- 3.7%

CHEMICALS -- 2.7%
Albemarle Corp...........................    150       19,184
Axalta Coating Systems Ltd./(a)/.........  1,407       45,531
Celanese Corp. -- Class A................    550       58,894
Chemours Co. (The).......................  1,200       60,072
DowDuPont, Inc...........................  7,470      532,013
Ecolab, Inc..............................  1,736      232,936
FMC Corp.................................    890       84,247
Huntsman Corp............................    650       21,639
International Flavors & Fragrances, Inc..    540       82,409
LyondellBasell Industries NV -- Class A..    950      104,804
Monsanto Co..............................  2,953      344,851
NewMarket Corp...........................     50       19,870
Platform Specialty Products Corp./(a)/...    650        6,448
PPG Industries, Inc......................  1,580      184,576
Praxair, Inc.............................  1,680      259,862
RPM International, Inc...................    770       40,363
Scotts Miracle-Gro Co. (The) -- Class A..    270       28,887
Sherwin-Williams Co. (The)...............    570      233,723
Westlake Chemical Corp...................    100       10,653
WR Grace & Co............................    450       31,559
                                                   ----------
                                                    2,402,521
                                                   ----------
CONSTRUCTION MATERIALS -- 0.3%
Eagle Materials, Inc.....................    320       36,256
Martin Marietta Materials, Inc...........    390       86,205
Vulcan Materials Co......................    830      106,547
                                                   ----------
                                                      229,008
                                                   ----------
CONTAINERS & PACKAGING -- 0.6%
AptarGroup, Inc..........................    100        8,628
Ardagh Group SA..........................     50        1,055
Avery Dennison Corp......................    570       65,470
Ball Corp................................  1,240       46,934
Berry Global Group, Inc./(a)/............    840       49,283
Crown Holdings, Inc./(a)/................    610       34,312
Graphic Packaging Holding Co.............  1,460       22,557

                                     FSA-9

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

COMPANY                                 SHARES U.S. $ VALUE
-----------------------------------------------------------
CONTAINERS & PACKAGING (CONTINUED)
International Paper Co.................  2,500   $  144,850
Owens-Illinois, Inc./(a)/..............    840       18,623
Packaging Corp. of America.............    640       77,152
Sealed Air Corp........................    640       31,552
Silgan Holdings, Inc...................    450       13,226
                                                 ----------
                                                    513,642
                                                 ----------
METALS & MINING -- 0.1%
Freeport-McMoRan, Inc./(a)/............  1,780       33,749
Royal Gold, Inc........................    120        9,854
Southern Copper Corp...................    488       23,156
Steel Dynamics, Inc....................    170        7,332
                                                 ----------
                                                     74,091
                                                 ----------
Total Materials........................           3,219,262
                                                 ----------
FINANCIALS -- 3.4%

BANKS -- 0.2%
Bank of the Ozarks, Inc................    325       15,746
East West Bancorp, Inc.................     50        3,042
First Republic Bank/CA.................    850       73,644
Pinnacle Financial Partners, Inc.......    150        9,945
Signature Bank/New York NY/(a)/........    220       30,197
SVB Financial Group/(a)/...............    270       63,118
Western Alliance Bancorp/(a)/..........    350       19,817
                                                 ----------
                                                    215,509
                                                 ----------
CAPITAL MARKETS -- 1.9%
Ameriprise Financial, Inc..............    920      155,912
BGC Partners, Inc. -- Class A..........    350        5,289
CBOE Global Markets, Inc...............    750       93,442
Charles Schwab Corp. (The).............  6,300      323,631
Eaton Vance Corp.......................    700       39,473
FactSet Research Systems, Inc..........    280       53,973
Federated Investors, Inc. -- Class B...    170        6,134
Intercontinental Exchange, Inc.........  1,830      129,125
Invesco Ltd............................    370       13,520
Lazard Ltd. -- Class A.................    700       36,750
Legg Mason, Inc........................    100        4,198
LPL Financial Holdings, Inc............    574       32,798
MarketAxess Holdings, Inc..............    270       54,472
Moody's Corp...........................  1,140      168,275
MSCI, Inc. -- Class A..................    590       74,659
Raymond James Financial, Inc...........    200       17,860
S&P Global, Inc........................  1,750      296,450
SEI Investments Co.....................    860       61,800
State Street Corp......................    100        9,761
T. Rowe Price Group, Inc...............    260       27,282
TD Ameritrade Holding Corp.............  1,510       77,206
                                                 ----------
                                                  1,682,010
                                                 ----------
CONSUMER FINANCE -- 0.1%
Capital One Financial Corp.............    200       19,916
Credit Acceptance Corp./(a)/...........    100       32,348
                                                 ----------
                                                     52,264
                                                 ----------
DIVERSIFIED FINANCIAL SERVICES -- 0.1%
IHS Markit Ltd./(a)/...................  1,450       65,467
Leucadia National Corp.................    500       13,245

COMPANY                                         SHARES U.S. $ VALUE
-------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Morningstar, Inc...............................    100   $    9,697
Voya Financial, Inc............................     50        2,474
                                                         ----------
                                                             90,883
                                                         ----------
INSURANCE -- 1.1%
Allstate Corp. (The)...........................    650       68,061
American International Group, Inc..............    700       41,706
Aon PLC........................................  1,760      235,840
Arch Capital Group Ltd./(a)/...................    100        9,077
Arthur J Gallagher & Co........................    810       51,257
Aspen Insurance Holdings Ltd...................    100        4,060
Assurant, Inc..................................     50        5,042
Erie Indemnity Co. -- Class A..................    120       14,621
Marsh & McLennan Cos., Inc.....................  3,460      281,609
Progressive Corp. (The)........................  3,870      217,958
RenaissanceRe Holdings Ltd.....................     50        6,280
XL Group Ltd...................................    520       18,283
                                                         ----------
                                                            953,794
                                                         ----------
Total Financials...............................           2,994,460
                                                         ----------
REAL ESTATE -- 2.5%

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) -- 2.4%
American Tower Corp............................  2,830      403,756
Boston Properties, Inc.........................    170       22,105
CoreSite Realty Corp...........................    200       22,780
Crown Castle International Corp................  2,718      301,725
CubeSmart......................................    810       23,425
CyrusOne, Inc..................................    500       29,765
Digital Realty Trust, Inc......................  1,019      116,064
Douglas Emmett, Inc............................    750       30,795
Equinix, Inc...................................    564      255,616
Equity LifeStyle Properties, Inc...............    550       48,961
Extra Space Storage, Inc.......................    670       58,592
Federal Realty Investment Trust................    190       25,234
Gaming and Leisure Properties, Inc.............    430       15,910
Hudson Pacific Properties, Inc.................    100        3,425
Iron Mountain, Inc.............................  1,530       57,727
Lamar Advertising Co. -- Class A...............    490       36,378
Outfront Media, Inc............................    100        2,320
Public Storage.................................    980      204,820
SBA Communications Corp./(a)/..................    790      129,054
Simon Property Group, Inc......................  1,919      329,569
Tanger Factory Outlet Centers, Inc.............     10          265
Taubman Centers, Inc...........................    150        9,815
                                                         ----------
                                                          2,128,101
                                                         ----------

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
CBRE Group, Inc. -- Class A/(a)/...............    850       36,813
                                                         ----------
Total Real Estate..............................           2,164,914
                                                         ----------
TELECOMMUNICATION SERVICES -- 1.0%

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.9%
Verizon Communications, Inc.................... 13,730      726,729
Zayo Group Holdings, Inc./(a)/.................  1,245       45,816
                                                         ----------
                                                            772,545
                                                         ----------

                                    FSA-10

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2017

COMPANY                                      SHARES U.S. $ VALUE
----------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
T-Mobile US, Inc./(a)/......................  1,190     $ 75,577
                                                        --------
Total Telecommunication Services............             848,122
                                                        --------
ENERGY -- 0.9%

ENERGY EQUIPMENT & SERVICES -- 0.2%
Halliburton Co..............................  3,900      190,593
RPC, Inc....................................    350        8,935
                                                        --------
                                                         199,528
                                                        --------
OIL, GAS & CONSUMABLE FUELS -- 0.7%
Antero Resources Corp./(a)/.................    750       14,250
Apache Corp.................................    130        5,489
Cabot Oil & Gas Corp........................  2,150       61,490
Cheniere Energy, Inc./(a)/..................    900       48,456
Chesapeake Energy Corp./(a)/................    370        1,465
Cimarex Energy Co...........................    600       73,206
Continental Resources, Inc./OK/(a)/.........    250       13,242
Devon Energy Corp...........................    210        8,694
Diamondback Energy, Inc./(a)/...............    140       17,675
EOG Resources, Inc..........................    370       39,927
EQT Corp....................................    203       11,555

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Gulfport Energy Corp./(a)/...............    100  $     1,276
Laredo Petroleum, Inc./(a)/..............  1,050       11,140
Newfield Exploration Co./(a)/............  1,320       41,620
ONEOK, Inc...............................  2,491      133,144
Parsley Energy, Inc. -- Class A/(a)/.....    980       28,851
RSP Permian, Inc./(a)/...................    400       16,272
Williams Cos., Inc. (The)................    787       23,996
                                                  -----------
                                                      551,748
                                                  -----------
Total Energy.............................             751,276
                                                  -----------
UTILITIES -- 0.0%

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 0.0%
NRG Energy, Inc..........................    350        9,968
                                                  -----------

TOTAL INVESTMENTS -- 98.7%
 (cost $46,126,219)......................          86,357,914
Other assets less liabilities -- 1.3%....           1,132,435
                                                  -----------

NET ASSETS -- 100.0%                              $87,490,349
                                                  ===========

                     NUMBER OF EXPIRATION ORIGINAL     VALUE AT       UNREALIZED
       TYPE          CONTRACTS   MONTH     VALUE   DECEMBER 31, 2017 APPRECIATION
        ----         --------- ---------- -------- ----------------- ------------
PURCHASED CONTRACTS
S&P 500 Index Mini..     7     March 2018 $932,084     $936,600         $4,516

-----------
(a)Non-income producing security.
(b)Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

   Glossary:
   CBOE -- Chicago Board Options Exchange
   MSCI -- Morgan Stanley Capital International
   REIT -- Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

                                    FSA-11

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2017

                % OF TOTAL INVESTMENTS* COUNTRY DIVERSIFICATION
                ----------------------- -----------------------
                        99.7%           United States
                         0.3%           Other
                         ----
                        100.0%
                        ======
-----------
* All data are as of December 31, 2017. The Fund's country breakdown is expressed as a percentage of long-term investments and may vary over time.
The accompanying notes are an integral part of these financial statements.

                                    FSA-12

SEPARATE ACCOUNTS NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2017

1. Organization

   Separate Account No. 4 (Pooled) (the "Fund" or "Account") of AXA Equitable Life Insurance Company ("AXA Equitable"), was established under New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Fund are not chargeable with liabilities arising out of any other business of AXA Equitable. The Fund is investment companies and, accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 -- Investment Companies, which is part of accounting principles generally accepted in the United States of America ("GAAP"). These financial statements reflect the financial position and results of operations for Separate Account No. 4. Annuity contracts issued by AXA Equitable for which the Account is the funding vehicle are Equi-Pen-Plus ("EPP"), Members Retirement Program ("MRP") and Retirement Investment Account ("RIA") (collectively, the "Plans"). Institutional Contracts reflect investments in the Fund by Contractowners of group annuity contracts issued by AXA Equitable. Assets of the Plans and Institutional Contracts are invested in a number of investment Funds (available Funds vary by Plan).

   The Contractowners invest in Separate Account No. 4 under the following respective names:

 -                                      POOLED SEPARATE ACCOUNT FUNDS*
                                        ------------------------------
 RIA
 Separate Account No. 4                 The AllianceBernstein Common Stock
                                        Fund

 MRP
 Separate Account No. 4                 The AllianceBernstein Growth Equity
                                        Fund

 EPP
 Separate Account No. 4                 The AllianceBernstein Common Stock
                                        Fund

 INSTITUTIONAL
 Separate Account No. 4                 Growth Stock Account

   --------
  * As defined in the respective Prospectus of the Plans, excluding Institutional Investments.

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be charged with liabilities arising out of any other business AXA Equitable may conduct.

   Amounts retained by AXA Equitable in Separate Account No. 4 arises principally from (1) contributions from AXA Equitable and (2) that portion, determined ratably, of the Account's investment results applicable to those assets in the accounts in excess of the net assets attributable to Contractowners. Amounts retained by AXA Equitable are not subject to charges for expense risks and asset-based administration charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account"). AXA Equitable's General Account is subject to creditor rights.

   In the normal course of business, AXA Equitable may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Accounts. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   INVESTMENT SECURITIES FOR SEPARATE ACCOUNT NO. 4 ARE VALUED AS FOLLOWS:

   Investment securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by AXA Equitable's investment officers.

   In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities

                                    FSA-13

SEPARATE ACCOUNTS NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

2. Significant Accounting Policies (Continued)

   exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price.

   U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days.

   Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Funds may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Funds values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

   Other assets that do not have a readily available market price are valued at fair value as determined in good faith by AXA Equitable's investment officers.

   Security transactions are recorded on the trade date. Amortized cost of debt securities where applicable is adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   FUTURES CONTRACTS:

   Futures contracts are agreements to buy or sell a security, foreign currency, or stock index for a set price in the future. Initial margin deposits are made upon entering into futures contracts and can be either in cash or securities.

   Futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used.

   Separate Account No. 4 may buy or sell futures contracts solely for the purpose of protecting their Account's securities against anticipated future changes in interest rates that might adversely affect the value of an Account's securities or the price of the securities that an Account intends to purchase at a later date. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. Variation margin payments for futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. For the year ended December 31, 2017, the average monthly notional value of futures contracts held in Separate Account No. 4 was $713,480. All futures contracts were related to equity contracts. For the year ended December 31, 2017.

   When the futures contract is closed, the Account records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Account's basis in the contract. Should interest rates or the price of securities move unexpectedly, the Account may not achieve the anticipated benefits of the financial futures or forward contracts and may incur a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the prices of futures contracts, interest rates and the underlying hedged assets.

   MARKET AND CREDIT RISK:

   Futures contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures contracts reflect the extent of the Account's exposure to off-balance sheet risk. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts

   CONTRACTS IN PAYOUT:

   Net assets allocated to Contracts in the payout period are computed according to various mortality tables, depending on the year the benefits were purchased. The tables used are the 1951 GA, the 1971 GAM, the 1983 GAM, and the 1994 GAR. The assumed investment returns vary by Contract and range from 4 percent to 8.75 percent. The Contracts are participating group annuities, and thus, the

                                    FSA-14

SEPARATE ACCOUNTS NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

2. Significant Accounting Policies (Concluded)

   mortality risk is borne by the Contractowner, as long as the Contract has not been discontinued. AXA Equitable retains the ultimate obligation to pay the benefits if the Contract funds become insufficient and the Contractowner elects to discontinue the contract.

   OTHER ASSETS AND LIABILITIES:

   Amounts due to/from the General Account represent receivables/payables for policy related transactions predominantly related to premiums, surrenders and death benefits.

   CONTRACT PAYMENTS AND WITHDRAWALS:

   Payments received from Contractowners represent contributions under the Contracts (excluding amounts allocated to the guaranteed interest option, reflected in the General Account) after the deduction of any applicable withdrawal charges. The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate.

   Withdrawals are payments to participants and beneficiaries made under the terms of the Plans and include amounts that participants have requested to be withdrawn and paid to them.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Fund by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXAEquitable is expected to affect the unit value of the contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

   FOREIGN TAXES:

   The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which it invests.

3. Fair Value Disclosures

   Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 -- Quoted prices that are publicly available for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 -- Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

   Level 3 -- Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

                                    FSA-15

SEPARATE ACCOUNTS NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

3. Fair Value Disclosures (Concluded)


   The Advisor has established a Valuation Committee (the "Committee") which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedure established by the Advisor and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee's responsibilities include:
   1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Advisor's pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

   The Committee is also responsible for monitoring the implementation of the pricing policies by the Advisor's Pricing Group (the "Pricing Group") and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

   In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Advisor's prices).

   Assets measured at fair value on a recurring basis are summarized below as of the dates indicated:

                                              FAIR VALUE MEASUREMENTS
                                              AS OF DECEMBER 31, 2017
                                              -----------------------
                                                      LEVEL 1
                                              -----------------------
                                              SEPARATE ACCOUNT NO. 4
                                              -----------------------
ASSETS
Investments:
Common stocks
 Consumer discretionary......................             $15,810,837
 Consumer staples............................               5,852,428
 Energy......................................                 751,276
 Financials..................................               2,994,460
 Health Care.................................              11,040,492
 Industrials.................................              10,940,874
 Information Technology......................              32,725,280
 Materials & processing......................               3,219,262
 Real estate.................................               2,164,914
 Telecommunication services..................                 848,122
 Utilities...................................                   9,968
                                                          -----------
   TOTAL COMMON STOCKS.......................              86,357,914
Other financial instruments:
Futures Contracts/(1)/.......................                   4,516
                                                          -----------
TOTAL LEVEL 1................................             $86,362,430
                                                          ===========

   ----------
  (1)Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized depreciation of futures contracts as reported in the portfolio of investments.

                                    FSA-16

SEPARATE ACCOUNTS NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017


4. Purchases and Sales on Investments

   INVESTMENT SECURITY TRANSACTIONS:

   For the year ended December 31, 2017, investment security transactions, excluding short-term debt securities, were as follows for Separate Account No. 4:

                                                       PURCHASES                      SALES
                                              ---------------------------- ----------------------------
                                                                  U.S.                         U.S.
                                                STOCKS AND     GOVERNMENT    STOCKS AND     GOVERNMENT
FUND                                          DEBT SECURITIES AND AGENCIES DEBT SECURITIES AND AGENCIES
----                                          --------------- ------------ --------------- ------------
Separate Account No. 4.......................     $11,994,060     $--          $20,910,522     $--

5. Related Party Transactions

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for Separate Account No. 4. AllianceBernstein is a publicly traded limited partnership which is indirectly majority-owned by AXA Equitable.

   AXA Advisors, LLC ("AXA Advisors") is a wholly-owned subsidiary of AXA Equitable, and a distributor and principal underwriter of the policies ("Contracts"). AXA Advisors is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and is a member of the Financial Industrial Regulatory Authority ("FINRA").

   The contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC or its subsidiaries (affiliates of AXA Equitable). AXA Advisors receives commissions and other service-related payments under its distribution agreement with AXA Equitable and its networking agreement with AXA Network.

   In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, AXA Equitable, AllianceBernstein, and AXA Advisors may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the AXA Equitable Fund's portfolio transactions.

6. Contractowner Charges

   Charges and fees relating to the Fund are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Fund. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a reduction in unit value.

   RIA

   Charges and fees relating to the Fund are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Fund. Depending upon the terms of a contract, sales-related fees and operating expenses are paid by the contract holder
   (i) by a reduction of an appropriate number of Fund units or (ii) by a reduction in unit value from contractowners. Fees with respect to the Retirement Investment Account (RIA) contracts are as follows:

   INVESTMENT MANAGEMENT FEE:

   An annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as a reduction in RIA unit value.

   ADMINISTRATIVE FEES:

   Contracts investing in the Fund are subject to certain administrative expenses according to contract terms. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a reduction in unit value. These fees may include:

   Ongoing Operations Fee -- An expense charge is made based on the combined net balances of each fund. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or
   (ii) reduction in unit value. For employer plans which adopted RIA after February 9, 1986, the monthly rate ranges are summarized in the table below:

             COMBINED BALANCE OF INVESTMENT OPTIONS  MONTHLY RATE
             --------------------------------------  --------------
                        First $150,000.............. 1/12 of 1.25%
                        Next $350,000............... 1/12 of 1.00%

                                    FSA-17

SEPARATE ACCOUNTS NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

6. Contractowner Charges (Continued)

             COMBINED BALANCE OF INVESTMENT OPTIONS  MONTHLY RATE
             --------------------------------------  --------------
                        Next $500,000............... 1/12 of 0.75%
                        Next $1,500,000............. 1/12 of 0.50%
                        Over $2,500,000............. 1/12 of 0.25%

   Participant Recordkeeping Services Charge -- Employers electing RIA's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value.

   Contingent Withdrawal Charge -- Certain withdrawals are subject to defined contingent withdrawal charges. The maximum charge is 6% of the total plan assets withdrawn.

   Loan Fee -- A loan fee equal to 1% of the amount withdrawn as loan principal is deducted on the date the plan loan is made.

   OPERATING AND EXPENSE CHARGES:

   In addition to the charges and fees mentioned above, the Fund is charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. These charges and fees are reflected as reductions of unit value.

   MRP

   Charges and fees relating to the Fund paid to AXA Equitable are deducted in accordance with the terms of the various contracts which participate in the Fund. With respect to the Members Retirement Program these expenses consist of investment management, program expense charge, direct expenses and record maintenance. These charges and fees are paid to AXA Equitable. Fees with respect to the Members Retirement Program contracts are as follows:

  . Program Expense Charge -- AXA Equitable assesses a Program expense charge on a monthly basis, which is charged against accounts in the plans that invest in the Separate Account. AXAEquitable determines the Program expense charge for each plan on the last day of each month, based on two factors: (1) the average account value of the accounts in the plan, and
      (2) the value of the total plan assets invested in the Members Retirement Program by the plan, on that date. The Program expense charge is applied to all assets in the plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value. Prior to May 2, 2016, the Program expense charges will be as follows; if the Average account value under the Plan is $75,000 or less, then the Program expense charge will be (i) 1.00% of the first $250,000, (ii) 0.80% of the next $250,000 and (iii) 0.65% of the excess over $500,000. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be (i) 1.00% of the first $250,000, (ii) 0.70% of the next $250,000 and (iii) 0.55% of the excess over $500,000. Effective May 2, 2016, the Program expense charges will be as follows; if the Average account value under the Plan is $75,000 or less, then the Program expense charge will be (i) 0.85% of the first $250,000, (ii) 0.65% of the next $250,000 and (iii) 0.50% of the excess over $500,000. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be (i) 0.85% of the first $250,000, (ii) 0.55% of the next $250,000 and (iii) 0.40% of the excess over $500,000.

  . Direct Operating and Other Expenses -- In addition to the charges and fees mentioned above, the Fund is charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. This fee is reflected as a reduction in MRP unit value.

  . A record maintenance and report fee of $3.75 per participant is deducted quarterly as a liquidation of fund units.

   EPP

   Charges and fees relating to the Fund are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts, which participate in the Fund. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund Units or (ii) by a reduction in unit value. Fees with respect to the Equi-Pen-Plus Master Plan and Retirement Trust are as follows:

   INVESTMENT MANAGEMENT FEE:

   An annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as reduction in EPP unit value.

                                    FSA-18

SEPARATE ACCOUNTS NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

6. Contractowner Charges (Concluded)


   ADMINISTRATIVE FEES:

   Ongoing Operations Fee -- An expense charge is made based on each client's combined balance of Master Plan and Trust net assets in the Fund and AXA Equitable's Fixed Income Accounts at a monthly rate of 1/12 of (i) 1% of the first $500,000, (ii) 0.75% of the next $500,000 and (iii) 0.50% of the excess over $1,000,000. The ongoing operations fee is generally paid via a liquidation of units held in the fund.

   Participant Recordkeeping Services Charge -- Employers electing Equi-Pen-Plus's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. The participant recordkeeping service charge is generally paid via a liquidation of units held in the fund.

   Withdrawal Charge -- A charge is applied if the client terminates plan participation in the Master Retirement Trust ("Master Trust") and if the client transfers assets to another funding agency before the fifth anniversary of the date AXA Equitable accepts the participation agreement. The redemption charge is generally paid via a liquidation of units held in the fund and will be based on the following schedule:

         FOR TERMINATION OCCURRING IN:       WITHDRAWAL CHARGE:
         -----------------------------  ------------------------------
                Years 1 and 2.......... 3% of all Master Trust Assets
                Years 3 and 4.......... 2% of all Master Trust assets
                Year 5................. 1% of all Master Trust assets
                After Year 5...........     No Withdrawal Charge

   Operating and Expense Charges:

   In addition to the charges and fees mentioned above, the Separate Account No. 4 is charged for certain costs and expenses directly related to their operations. These may include custody, audit and printing of reports. These charges and fees are reflected as reduction of unit value.

   INSTITUTIONAL

   ASSET MANAGEMENT FEES

   Asset management fees are charged to clients investing in the Separate
   Account.

   Asset management fees for the Growth Stock Account is an expense charge determined monthly with an effective annual rate of 0.08%.

   Asset management fees are paid to AXA Equitable. Clients can either pay the fee directly by remittance to the Separate Account or via liquidation of units held in the Separate Account.

   ADMINISTRATIVE FEES

   Certain client contracts provide for a fee for administrative services to be paid directly to AXA Equitable. This administrative fee is calculated according to the terms of the specific contract and is generally paid via a liquidation of units held in the funds in which the contract invests. The payment of the fee for administrative services has no effect on other Separate Account clients or the unit values of the Separate Account.

   OPERATING AND EXPENSE CHARGES

   In addition to the charges and fees mentioned above, the Separate Account No. 4 is charged for certain costs and expenses directly related to their operations. These charges may include custody and audit fees, and result in reduction of Separate Account unit values.

                                    FSA-19

SEPARATE ACCOUNTS NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017


7. Changes in Units Outstanding

   Accumulation units issued and redeemed as of December 31, 2017 and December 31, 2016, were (in thousands):

                   ALLIANCEBERNSTEIN
                   COMMON STOCK FUND
               ------------------------
               DECEMBER 31, DECEMBER 31,
                   2017         2016
               ------------ ------------
RIA
Issued........      --           --
Redeemed......      --           --
                   ---           --
Net Decrease..      --           --
                   ===           ==

                   ALLIANCEBERNSTEIN
                  GROWTH EQUITY FUND
               ------------------------
               DECEMBER 31, DECEMBER 31,
                   2017         2016
               ------------ ------------
MRP
Issued........       5            2
Redeemed......     (10)          (8)
                   ---           --
Net Decrease..      (5)          (6)
                   ===           ==

                   ALLIANCEBERNSTEIN
                   COMMON STOCK FUND
               ------------------------
               DECEMBER 31, DECEMBER 31,
                   2017         2016
               ------------ ------------
EPP
Issued........      --           --
Redeemed......      --           --
                   ---           --
Net Decrease..      --           --
                   ===           ==

                 GROWTH STOCK ACCOUNT
               ------------------------
               DECEMBER 31, DECEMBER 31,
                   2017         2016
               ------------ ------------
INSTITUTIONAL
Issued........       0           --
Redeemed......      --           (1)
                   ---           --
Net Decrease..       0           (1)
                   ===           ==

   The -- on the Units Issued and Units Redeemed section may represent no units issued and units redeemed or units issued and units redeemed of less than 500.

8. Financial Highlights

   AXA Equitable issues a number of registered group annuity contracts that allow employer plan assets to accumulate on a tax-deferred basis. The contracts are typically designed for employers wishing to fund defined benefit, defined contribution and/or 401(k) plans. Annuity contracts available through AXA Equitable are the Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, the Plans). Assets of the Plans are invested in a number of investment Funds (available Funds vary by Plan).

   Institutional units presented on the Statement of Assets and Liabilities reflect investments in the Fund by contractowners of group annuity contracts issued by AXA Equitable. Institutional unit values are determined at the end of each business day. Institutional unit values reflect the investment performance of the Fund for the day and charges and expenses deducted by the Fund. Contract unit values (RIA, MRP and

                                    FSA-20

SEPARATE ACCOUNTS NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2017

8. Financial Highlights (Concluded)

   EPP) reflect the same investment results, prior to deduction for contract specific charges, earned by the Institutional units. In addition, contract unit values reflect certain investment management and accounting fees, which vary by contract. These fees are charged as a percentage of net assets and are disclosed below for the Plans as a percentage of net assets attributable of such units.

   Shown below is accumulation unit value information for units outstanding of Separate Account No. 4 (Pooled) for the periods indicated.

                                                                   UNITS    ACCUMULATION
                                                       UNIT     OUTSTANDING  UNIT VALUE   TOTAL   EXPENSE
                                                       VALUE      (000'S)     (000'S)    RETURN**  RATIO
                                                     ---------- ----------- ------------ -------- -------
SEPARATE ACCOUNT NO. 4
ALLIANCEBERNSTEIN COMMON STOCK FUND
December 31, 2017  RIA* - contract charge 0.08% (a)  $ 2,205.03      2        $ 3,363     30.05%   0.17%
December 31, 2016  RIA* - contract charge 0.08% (a)  $ 1,695.51      2        $ 3,057      6.90%   0.19%
December 31, 2015  RIA* - contract charge 0.08% (a)  $ 1,586.06      2        $ 2,999      5.65%   0.16%
December 31, 2014  RIA* - contract charge 0.08% (a)  $ 1,501.17      2        $ 3,544     12.86%   0.14%
December 31, 2013  RIA* - contract charge 0.08% (a)  $ 1,330.14      2        $ 3,290     33.23%   0.20%
December 31, 2017  EPP* - contract charge 0.08% (a)  $ 2,287.93      1        $ 1,606     30.05%   0.17%
December 31, 2016  EPP* - contract charge 0.08% (a)  $ 1,759.26      1        $ 1,409      6.90%   0.19%
December 31, 2015  EPP* - contract charge 0.08% (a)  $ 1,645.69      1        $ 1,391      5.65%   0.14%
December 31, 2014  EPP* - contract charge 0.08% (a)  $ 1,557.61      1        $ 1,570     12.86%   0.14%
December 31, 2013  EPP* - contract charge 0.08% (a)  $ 1,380.15      1        $ 1,468     33.23%   0.20%
ALLIANCEBERNSTEIN GROWTH EQUITY FUND
December 31, 2017  MRP*- contract charge 0.30% (a)   $   851.21     46        $39,138     29.76%   0.39%
December 31, 2016  MRP*- contract charge 0.30% (a)   $   655.99     51        $33,742      6.66%   0.41%
December 31, 2015  MRP*- contract charge 0.30% (a)   $   615.04     57        $34,827      5.16%   0.39%
December 31, 2014  MRP*- contract charge 0.30% (a)   $   584.84     65        $37,929     12.60%   0.36%
December 31, 2013  MRP*- contract charge 0.30% (a)   $   519.39     69        $35,727     32.93%   0.42%
GROWTH STOCK ACCOUNT
December 31, 2017  Institutional                     $23,901.55      2        $43,381     30.15%   0.09%
December 31, 2016  Institutional                     $18,363.95      2        $37,114      6.99%   0.11%
December 31, 2015  Institutional                     $17,164.79      3        $43,187      5.74%   0.08%
December 31, 2014  Institutional                     $16,233.13      3        $48,535     12.95%   0.12%
December 31, 2013  Institutional                     $14,372.16      3        $46,675     33.34%   0.12%

   ----------
  (a)Contract charge as described in Note 6 included in these financial statements.
  * Expenses as a percentage of average net assets (at the rates indicated) consisting of mortality and expense charges and other expenses for each period presented. The ratios included only those expenses that result in a direct reduction to unit values.
  ** These amounts represent the total return for the periods indicated and expenses assessed through the reduction of unit values. These ratios do not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return is calculated for each period indicated from the effective date through the end of the reporting period.

9. Investment Income Ratio

   Shown below are the investment income ratios throughout the periods indicated for Separate Account No. 4. The investment income ratio is calculated by taking the gross investment income earned divided by the average net assets of a fund during the periods indicated.

                          YEAR ENDED DECEMBER 31,
                       -----------------------------
                       2017  2016  2015  2014  2013
                       ----- ----- ----- ----- -----
Separate Account No.4. 1.46% 1.64% 1.61% 1.64% 1.71%

10.Subsequent Events

   All material subsequent transactions and events have been evaluated for the period after the balance sheet date through April 16, 2018, the date on which the financial statements were available to be issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                                    FSA-21

Members Retirement Program

STATEMENT OF ADDITIONAL INFORMATION DATED

MAY 1, 2018




--------------------------------------------------------------------------------


This Statement of Additional Information (''SAI'') is not a prospectus. You should read this SAI in conjunction with AXA Equitable's prospectus dated May 1, 2018 for the Members Retirement Program.


A copy of the prospectus to which this SAI relates is available at no charge by writing to AXA Equitable at Box 4875, Syracuse, New York 13221 or by calling our toll-free telephone number, in the U.S., 1-800-526-2701 or 1-800-526-2701-0 from France, Israel, Italy, Republic of Korea, Switzerland, and the United Kingdom. Definitions of special terms used in this SAI are found in the prospectus.


Certain of the cross references in this SAI are contained in the prospectus dated May 1, 2018 to which this SAI relates.


           TABLE OF CONTENTS
                                                                PAGE
                                                              IN SAI

           Who is AXA Equitable?                                   2

           Funding of the Program                                  2

           Your responsibilities as employer                       2

           Procedures for withdrawals, distributions and
             transfers                                             2

           Provisions of the IRS Pre-Approved Plan                 4

           Investment restrictions and certain investment
             techniques applicable to the AllianceBernstein
             Growth Equity, AllianceBernstein Mid Cap Growth
             and AllianceBernstein Balanced Funds                  6

           Portfolio holdings policy for the Pooled Separate
             Accounts                                              7

           Fund transactions                                       8

           Investment management and accounting fee                9

           Portfolio managers' information
             (AllianceBernstein Growth Equity Fund,
             AllianceBernstein Mid Cap Growth Fund and
             AllianceBernstein Balanced Fund)                     10

           Investment professional conflict of interest
             disclosure                                           13

           Portfolio manager compensation                         13

           Distribution of the contracts                          14

           Custodian and independent registered public
             accounting firm                                      14

           AXA Equitable                                          15

           Financial statements index                             22

           Financial statements                                FSA-1




            Copyright 2018 by AXA Equitable Life Insurance Company,

            1290 Avenue of the Americas, New York, New York 10104.
                             All rights reserved.


                                                                        #526897

WHO IS AXA EQUITABLE?


We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Equitable Holdings, Inc., which is an indirect majority owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the majority shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts. AXA Equitable is solely responsible for paying all amounts owed under your contract.


FUNDING OF THE PROGRAM

The Program is primarily funded through a group annuity contract issued by AXA Equitable. The Trustee holds the contract for the benefit of employers and participants in the Program.

YOUR RESPONSIBILITIES AS EMPLOYER

If you adopt the IRS Pre-Approved Plan, you as the employer and plan administrator will have certain responsibilities, including:

..   sending us your contributions at the proper time and in the proper format
    (including contribution type and fiscal year);

..   maintaining all personnel records necessary for administering your plan;

..   determining who is eligible to receive benefits;

..   forwarding to us and, when required signing, all the forms your employees are required to submit;

..   distributing summary plan descriptions, confirmation notices, quarterly notices and participant annual reports to your employees and former employees;

..   distributing our prospectuses and confirmation notices to your employees and, in some cases, former employees;

..   filing an annual information return for your plan with the Department of
    Labor, or Internal Revenue Service if required;

..   providing us the information with which to run special non-discrimination tests, if you have a 401(k) plan or your plan accepts post-tax employee or employer matching contributions;

..   determining the amount of all contributions for each participant in the plan;

..   forwarding salary deferral, including designated Roth contributions if applicable, and post-tax employee contributions to us as soon as administratively feasible (and in any event, no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions.) The Department of Labor provides that if any employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.

..   selecting interest rates and monitoring default procedures if you elect the loan provision in your plan; and

..   providing us with written instructions for allocating amounts in the plan's forfeiture account.

If you, as an employer, have an individually designed plan, your responsibilities will not be increased in any way by adopting the Pooled Trust for investment only.

We can provide guidance and assistance in the performance of your responsibilities. If you have questions about any of your obligations, you can contact our Account Executives at 1-800-526-2701 or write to us at Box 4875, Syracuse, New York 13221.

PROCEDURES FOR WITHDRAWALS, DISTRIBUTIONS AND TRANSFERS

PRE-RETIREMENT WITHDRAWALS. Under the IRS Pre-Approved Plan, self-employed persons generally may not receive a distribution prior to age 59 1/2, and employees generally may not receive a distribution prior to severance from employment. However, if the Plans are maintained as profit sharing plans, you may request distribution of benefits after you reach age 59 1/2 even if you are still working, as long as you are 100% vested.

If the IRS Pre-Approved Plan is maintained as a 401(k) plan and you are under age 59 1/2, you may withdraw your own 401(k) elective deferral contributions (either pre-tax or Roth), only if you demonstrate financial hardship within the meaning of applicable income tax regulations and the employer has elected this option on its adoption agreement. In a 401(k) plan, a distribution on account of a hardship is limited to the maximum distributable amount. That amount does not include earnings, qualified non-elective contributions and qualified matching contributions. Each withdrawal must be at least $1,000 (or, if less, your entire account balance or the amount of your hardship withdrawal under a 401(k) plan). If your employer terminates the plan, all amounts (subject to Guaranteed Rate Account restrictions) may be distributed to participants at that time (except elective deferral contribution amounts including Roth if there is a successor plan).

You may withdraw all or part of your Account Balance under the IRS Pre-Approved Plan attributable to post-tax employee contributions at any time, subject to any withdrawal restrictions applicable to the Investment Options, provided that you withdraw at least $300 at a time (or, if less, your Account Balance attributable to post-tax employee contributions). See ''Tax information'' in the prospectus. If an employer's 401(k) plan permits, an employee may designate some or all of elective deferral contributions as ''designated Roth contributions'', which are made on a post-tax basis to the 401(k) arrangement. These contributions are subject to the same withdrawal restrictions as pre-tax elective deferral contributions.

We pay all benefit payments (including withdrawals due to plan terminations) in accordance with the rules described below in the ''Benefit Distributions'' discussion. We effect all other participant withdrawals as of the close of the business day we receive the properly completed form.

In addition, if you are married, your spouse may have to consent in writing before you can make any type of withdrawal, except for the purchase of a Qualified Joint and Survivor Annuity.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that you ask your employer what types of withdrawals are available under your plan.

Transfers and withdrawals from certain investment funds may be delayed if there is any delay in redemption of shares of the respective mutual funds in which the Funds invest. We generally do not expect any delays.

BENEFIT DISTRIBUTIONS. In order for you to begin receiving benefits under the IRS Pre-Approved Plan, your employer must send us your properly completed Election of Benefits form and, if applicable, Beneficiary Designation form. Your benefits will commence according to the provisions of your plan.

Under an individually designed plan, your employer must send us a request for disbursement form. We will process single sum payments as of the close of business on the day we receive a properly completed form. A check payable to the plan's trustee will be forwarded within five days after processing begins. If you wish to receive annuity payments, your plan's trustee may purchase a variable annuity contract from us. We will pay annuity payments directly to you and payments will commence according to the provisions of your plan.

Please note that we use the value of your vested benefits at the close of the business day payment is due to determine the amount of benefits you receive. We will not, therefore, begin processing your check until the following business day. You should expect your check to be mailed within five days after processing begins. Annuity checks can take longer. If you would like expedited delivery at your expense, you may request it on your Election of Benefits Form.

Distributions under a qualified retirement plan such as yours are subject to extremely complicated legal requirements. When you are ready to retire, we suggest that you discuss the available payment options with your employer or financial advisor. Our Account Executives can provide you or your employer with information.

MANDATORY CASHOUTS. The Internal Revenue Code of 1986 (Code) provides that a trust under a qualified plan would not be a qualified trust unless the plan provides that when a mandatory distribution of more than $1,000 is to be made and the participant does not elect a distribution, the plan administrator must roll over such distribution to an individual retirement plan and must provide the plan participant with notice of such direct rollover.

DEATH BENEFITS. If a participant in the IRS Pre-Approved Plan dies without designating a beneficiary, the vested benefit will automatically be paid to the spouse or, if the participant is not married, to the participant's surviving children. If the participant has no surviving children, the participant's vested benefit will be paid to the participant's estate.

ELIGIBLE ROLLOVER DISTRIBUTIONS AND FEDERAL INCOME TAX WITHHOLDING.

All ''eligible rollover distributions'' are subject to mandatory federal income tax withholding of 20% unless the participant elects to have the distribution directly rolled over to an "eligible retirement plan" which will accept the rollover. Eligible retirement plans include qualified plans, individual retirement arrangements ("IRAs"), Section 403(b) plans, and governmental employer Section 457(b) plans. After 2015, eligible rollover distributions from qualified plans may be rolled over to a SIMPLE IRA. We anticipate that regulatory guidance will be necessary before we implement rollovers into SIMPLE IRAs.

An ''eligible rollover distribution'' is generally any distribution that is not one of a series of substantially equal periodic payments made (not less frequently than annually): (1) for the life (or life expectancy) of the plan participant or the joint lives (or joint life expectancies) of the plan participant and his or her designated beneficiary, or (2) for a specified period of 10 years or more. In addition, the following are not subject to mandatory 20% withholding:

..   hardship withdrawals;

..   certain corrective distributions under Code Section 401(k) plans;

..   loans that are treated as distributions;


..   to the extent that it is a post-death required minimum distribution not eligible to be rolled over, a death benefit payment to a beneficiary who is not the plan participant's surviving spouse;

..   a qualified domestic relations order distribution to a beneficiary who is not the plan participant's current spouse or former spouse;


..   a direct rollover to an inherited IRA maintained for the benefit of the beneficiary; and

..   required minimum distributions under Code Section 401(a)(9).

If we make a distribution to a participant's surviving spouse, or to a current or former spouse under a qualified domestic relations order, the distribution may be an eligible rollover distribution, subject to mandatory 20% withholding, unless one of the exceptions described above applies.

If a distribution is not an ''eligible rollover distribution,'' we will withhold income tax from all taxable payments unless the recipient elects not to have income tax withheld.

PREMATURE WITHDRAWALS AND TRANSFERS FROM A GRA. Transfers may not be made from one GRA to another or from a GRA to one of the other investment options until the maturity date of the GRA. Likewise, you may not remove amounts from a GRA prior to maturity in order to obtain a plan loan.

There are no withdrawal restrictions on amounts from GRAs for hardship, in-service, plan transfer or plan termination. There are no penalties on amounts withdrawn from GRAs.

MATURING GRAS. You may arrange in advance for the reinvestment of your maturing GRAs. (GRA maturity allocation change requests received on a business day before 4:00 P.M. Eastern Time are effective four days after we receive them. GRA maturity allocation change requests received after 4:00 P.M. Eastern Time or on a non-business day are effective four days after the next business day after we receive them.) Maturing GRA allocation changes can only be requested by submitting a GRA Maturity Allocation Form to the Trustees.

..   The instructions you give us remain in effect until you change them (again, your GRA maturity allocation change request will be processed as described above).


..   If you did not provide GRA maturity instructions, your maturing GRAs will be allocated to your plan's QDIA. You can, however, change that election at anytime by following the above.

PROVISIONS OF THE IRS PRE-APPROVED PLAN

PLAN ELIGIBILITY REQUIREMENTS. Under the IRS Pre-Approved Plan, the employer specifies the eligibility requirements for its plan in the Adoption Agreement. The employer may exclude any employee who has not attained a specified age (not to exceed 21) and completed a specified number of years (not to exceed two) in each of which he completed 1,000 hours of service. No more than one year of eligible service may be required for a 401(k) arrangement.

CONTRIBUTIONS TO QUALIFIED PLANS. We outline below the current federal income tax rules relating to contributions under qualified retirement plans. This outline assumes that you are not a participant in any other qualified retirement plan.

The employer deducts contributions to the plan in the year it makes them. As a general rule, an employer must make contributions for any year by the due date (including extensions) for filing its federal income tax return for that year. However, Department of Labor (''DOL'') rules generally require that the employer contribute participants' salary deferral contribution amounts, including designated Roth contributions if applicable, (or any non-Roth post-tax employee contribution amounts) under a 401(k) plan as soon as practicable after the payroll period applicable to a deferral. In any event, the employer must make these contributions no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions. The Department of Labor provides that if an employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.

If the employer contributes more to the plan than it may deduct under the rules we describe below, the employer (a) may be liable for a 10% penalty tax on that nondeductible amount and (b) may risk disqualifying the plan.

CONTRIBUTIONS TO THE IRS PRE-APPROVED PLAN. The employer makes annual contributions to its plan based on the plan's provisions.

An employer that adopts the IRS Pre-Approved Plan as a profit sharing plan makes discretionary contributions as it determines annually. The aggregate employer contribution to the plan may not exceed 25% of all participants' compensation for the plan year. For plan purposes, compensation for self-employed persons does not include deductible plan contributions on behalf of the self-employed person.

A 401(k) arrangement is available as part of the profit sharing plan. Employees may make pre-tax contributions to a plan under a 401(k) arrangement. The maximum amount that highly compensated employees may contribute depends on
(a) the amount that non-highly compensated employees contribute and (b) the amount the employer designates as a non-forfeitable 401(k) contribution. Different rules apply to a SIMPLE 401(k) or safe harbor 401(k).

A designated Roth contribution feature which permits elective deferrals to be made on a post-tax basis ''Roth 401(k)'' option may be added to a 401(k) plan by an employer. These amounts can be withdrawn tax-free if it is considered a qualified Roth distribution. A qualified Roth distribution is one that is made at least five taxable years after the first designated Roth contribution is made under the plan and after attainment of age 59 1/2, death or disability.


For 2018, a ''highly compensated'' employee, for this purpose, is (a) an owner of more than 5% of the business, or (b) anyone with earnings of more than $120,000 from the business. For (b), the employer may elect to include only employees in the highest paid 20%. In any event, the maximum amount each employee may defer is limited to $18,500 for 2018 reduced by that employee's salary reduction contributions to simplified employee pension plans established before 1997 (SARSEPs), SIMPLE plans, employee contributions to tax deferred
Section 403(b) arrangements, and contributions deductible by the employee under a trust described under Section 501(c)(18) of the Internal Revenue Code. The maximum amount a participant may defer in a SIMPLE 401(k) plan for 2018 is $12,500.

The additional ''catch-up'' elective deferral for 2018 is up to $6,000 which can be made by any employees who are at least age 50 at any time during 2018.


Matching contributions to a 401(k) plan on behalf of a self-employed individual are no longer treated as elective deferrals, and are the same as matching contributions for other employees.

Employers may adopt a safe harbor 401(k) arrangement. Under this arrangement, an employer agrees to offer a matching contribution equal to (a) 100% of salary deferral contributions, both pre-tax and Roth, up to 3% of compensation and
(b) 50% of salary deferral contributions, both pre-tax and Roth that exceed 3% but are less than 5% of compensation or a 3% non-elective contribution to all eligible employees. These contributions must be non-forfeitable. If the employer makes these contributions and meets the notice requirements for safe harbor 401(k) plans, the plan is not subject to non-discrimination testing on salary deferral and matching or non-elective contributions described above.

If the employer adopts the IRS Pre-Approved Plan as a defined contribution pension plan, its contribution is equal to the percentage of each participant's compensation that the Adoption Agreement specifies.


Under any type of plan, an employer must disregard compensation in excess of $275,000 in 2018 in making contributions. This amount will generally be adjusted for cost-of-living changes in future years in $5,000 increments rounded to the next lowest multiple of $5,000. An employer may integrate contributions with Social Security. This means that contributions, for each participant's compensation, that exceed the integration level may be greater than contributions for compensation below the integration level. The federal tax law imposes limits on this excess. Your Account Executive can help you determine the legally permissible contribution.

Except in the case of certain non-top heavy plans, contributions for non-key employees must be at least 3% of compensation (or, under the profit sharing plan, the percentage the employer contributes for key employees, if less than 3%). In 2018, ''key employee'' means (a) an officer of the business with earnings of more than $175,000 or (b) an owner of more than 5% of the business, or (c) an owner of more than 1% of the business with earnings of more than $150,000. For purposes of (a), no more than 50 employees (or, if less, the greater of three or 10% of the employees) shall be treated as officers.


Certain plans may also permit participants to make non-Roth post-tax contributions. We will maintain a separate account to reflect each participant's post-tax contributions and the earnings (or losses) on those contributions. Post-tax contributions are subject to complex rules under which the maximum amount that a highly compensated employee may contribute depends on the amount that non-highly compensated employees contribute. BEFORE PERMITTING ANY HIGHLY-COMPENSATED EMPLOYEE TO MAKE POST-TAX CONTRIBUTIONS, THE EMPLOYER SHOULD VERIFY THAT IT HAS PASSED ALL NON-DISCRIMINATION TESTS. If an employer employs only ''highly compensated'' employees (as defined above), the plan will not accept post-tax contributions. In addition, the employer may make matching contributions to certain plans, i.e., contributions that are based on the amount of post-tax or pre-tax 401(k) contributions that plan participants make. Special non-discrimination rules apply to matching contributions. These rules may limit the amount of matching contributions that an employer may make for highly compensated employees. These non-discrimination rules for matching contributions do not apply to SIMPLE and safe harbor 401(k) plans.


Contributions (including forfeiture amounts) for each participant in 2018 may not exceed the lesser of (a) $55,000 and (b) 100% of the participant's earnings (excluding, in the case of self-employed persons, all deductible plan contributions). The participant's post-tax contributions count toward this limitation.


Each participant's Account Balance equals the sum of the amounts accumulated in each investment option. We will maintain separate records of each participant's interest in each of the Investment Options attributable to employer contributions, 401(k) non-elective contributions, 401(k) elective contributions, post-tax employee contributions and employer matching contributions. We will also account separately for any amounts rolled over from a previous employer's plan. Our records will also reflect each participant's percentage of vesting (see below) in his/her Account Balance attributable to employer contributions and employer matching contributions.

The participant will receive quarterly notices and confirmation of certain transactions. The participant will also receive an annual statement showing the participant's Account Balance in each investment option attributable to each type of contribution. Based on information that you supply, we will run the required special non-discrimination tests (Actual Deferral Percentage and Actual Contribution Percentage) applicable to (a) 401(k) plans (other than SIMPLE 401(k) and safe harbor 401(k)) and (b) plans that accept post-tax employee contributions or employer matching contributions.

Non-discrimination tests do not apply to SIMPLE 401(k) plans, if the employer makes (a) a matching contribution equal to 100% of the amount of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation, or
(b) a 2% non-elective contribution to all eligible employees. The employer must also follow the notification and filing requirements outlined in the Plan Document, to avoid non-discrimination tests.

Under a SIMPLE 401(k) the employer must offer all eligible employees the opportunity to defer part of their salary into the plan and make either a matching or non-elective contribution. The matching contribution must be 100% of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation. The non-elective contribution is 2% of compensation, which the employer must make for all eligible employees, even those not deferring. The matching or non-elective contribution must be non-forfeitable. The employer must notify employees which contribution the employer will make 60 days before the beginning of the year.

Elective deferrals to a 401(k) plan are subject to applicable FICA (social security), Medicare and FUTA (unemployment) taxes. They may also be subject to the state income tax.

ALLOCATION OF CONTRIBUTIONS. You, as employer or participant, may allocate contributions among any number of the investment options. You may change allocation instructions at any time, and as often as needed, by calling our Automated Voice Response System or accessing the website on the Internet. New instructions become effective on the business day we receive them. Employer contributions may be allocated in different percentages than employee contributions. The allocation percentages elected for employer contributions automatically apply to any 401(k) qualified non-elective contributions, qualified matching contributions, employer matching contributions, SIMPLE employer, safe harbor non-elective and safe harbor matching contributions and rollover contributions. Your allocation percentages for employee contributions automatically apply to any post-tax employee and salary deferral contributions (including pre-tax salary deferral and Roth contributions (post-tax salary deferral). IF WE HAVE NOT RECEIVED VALID INSTRUCTIONS, WE WILL ALLOCATE CONTRIBUTIONS TO THE PLAN'S QUALIFIED DEFAULT INVESTMENT ATERNATIVE WHICH IS THE AXA MODERATE ALLOCATION PORTFOLIO, UNLESS THE PLAN HAS ELECTED AN ALTERNATIVE INVESTMENT OPTION(S). You may, of course, transfer to another investment option at any time, and provide us with contribution allocation instructions for future contributions.

If you do not submit investment instructions, you will be treated as exercising actual control over your assets and the Plan's fiduciary will not be subject to fiduciary liability under ERISA if the Plan's fiduciary makes investments in default investment options in accordance with rules provided by the DOL. DOL has published final regulations that, consistent with the Pension Protection Act of 2006, instruct the Plan sponsors that the default investments must include a mix of asset classes consistent with capital preservation, long term capital appreciation or a blend of both. In order for this exemption to apply to the Plan's fiduciary, the fiduciary must select qualified default investment alternatives as defined in the regulations and the Plan must provide notice to participants of their rights and obligations within a reasonable time before the beginning of each plan year.

THE IRS PRE-APPROVED PLAN AND SECTION 404(C) OF ERISA. The IRS Pre-Approved Plan is a participant directed individual account plan designed to comply with the requirements of Section 404(c) of ERISA. Compliance with the requirements of Section 404(c) of ERISA and the related DOL regulation may relieve plan fiduciaries of liability for any loss that is the direct and necessary result of the participant's or beneficiary's exercise of control. This means that if the employer plan complies with Section 404(c), participants can make and are responsible for the results of their own investment decisions.

The IRS Pre-Approved Plan is intending to comply with Section 404(c) must, among other things, (a) make a broad range of investment choices available to participants and beneficiaries and (b) provide them with adequate information to make informed investment decisions. The Investment Options and documentation available under the IRS Pre-Approved Plan provide the broad range of investment choices and information needed in order to meet the requirements of
Section 404(c). However, while our suggested summary plan descriptions, annual reports, prospectuses, and confirmation notices provide the required investment information, the employer is responsible for distributing this information in a timely manner to participants and beneficiaries. You should read this information carefully before making your investment decisions.

VESTING. Vesting refers to the participant's rights with respect to that portion of a participant's Account Balance attributable to employer contributions under the IRS Pre-Approved Plan. If a participant is ''vested,'' the amount or benefit in which the participant is vested belongs to the participant, and may not be forfeited. The participant's Account Balance attributable to (a) 401(k) contributions (including salary deferral, qualified non-elective and qualified matching contributions), (b) post-tax employee contributions and (c) rollover contributions always belongs to the participant, and is non-forfeitable at all times.

A participant becomes fully vested in all benefits if still employed at death, disability, attainment of normal retirement age or upon termination of the plan. If the participant terminates employment before that time, any benefits that have not yet vested under the plan's vesting schedule are forfeited. The normal retirement age is 65 under the IRS Pre-Approved Plan unless the employer elects a lower age on its Adoption Agreement.

Benefits must vest in accordance with any of the schedules below or one at least as favorable to participants:

-------------------------------------------------------------------------------------
                                                   SCHEDULE A SCHEDULE B SCHEDULE C
-------------------------------------------------------------------------------------
                    YEARS OF                         VESTED     VESTED     VESTED
                     SERVICE                       PERCENTAGE PERCENTAGE PERCENTAGE
-------------------------------------------------------------------------------------
                        1                               0%         0%       100%
                        2                              20          0        100
                        3                              40        100        100
                        4                              60        100        100
                        5                              80        100        100

                        6                             100        100        100
-------------------------------------------------------------------------------------

If the plan requires more than one year of service for participation in the plan, the plan must use Schedule C.

All contributions to a SIMPLE 401(k) plan are 100% vested and not subject to the vesting schedule above. This rule, however, does not apply to employer and matching contributions made to a plan before the plan is amended to become a SIMPLE 401(k) plan. Non-elective and matching contributions required under a safe harbor 401(k) arrangement are 100% vested and not subject to the vesting schedule above.

Employer contributions are required to vest at least as quickly as under a 3-year cliff or a 6-year ''graded vesting'' schedule. The 6-year schedule requires 20% vesting after 2 years of service increasing 20% per year thereafter.

INVESTMENT RESTRICTIONS AND CERTAIN INVESTMENT TECHNIQUES APPLICABLE TO THE ALLIANCEBERNSTEIN GROWTH EQUITY, ALLIANCEBERNSTEIN MID CAP GROWTH AND ALLIANCEBERNSTEIN BALANCED FUNDS

(FOR AN EXPLANATION OF THE INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS OTHER THAN THE ALLIANCEBERNSTEIN GROWTH EQUITY FUND, THE ALLIANCEBERNSTEIN MID CAP GROWTH FUND AND THE ALLIANCEBERNSTEIN BALANCED FUND, SEE ''INVESTMENT RESTRICTIONS'' IN THE APPLICABLE TRUST STATEMENT OF ADDITIONAL INFORMATION.)

None of the AllianceBernstein Mid Cap Growth, AllianceBernstein Growth Equity and AllianceBernstein Balanced Funds will:

..   trade in foreign exchanges (except the AllianceBernstein Balanced Fund will trade in foreign exchanges, except those that fall into the MSCI Emerging Markets country definition, with respect to the Global Equity sub-portfolio;

..   trade in commodities or commodity contracts (except the AllianceBernstein
    Balanced Fund is permitted to enter into hedging transactions through the use of currency forwards, as described in the prospectus);

..   make an investment in order to exercise control or management over a company;

..   underwrite the securities of other companies, including purchasing securities that are restricted under the 1933 Act or rules or regulations thereunder (restricted securities cannot be sold publicly until they are registered under the 1933 Act), except as stated below;

..   make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as they are in a short position;

..   purchase real estate or mortgages, except as stated below. The Funds may buy shares of real estate investment trusts listed on stock exchanges;

..   have more than 5% of its assets invested in the securities of any one registered investment company. A Fund may not own more than 3% of an investment company's outstanding voting securities. Finally, total holdings of investment company securities may not exceed 10% of the value of the Fund's assets;

..   purchase any security on margin or borrow money except for short-term credits necessary for clearance of securities transactions;

..   make loans, except loans through the purchase of debt obligations or through entry into repurchase agreements; or

..   invest more than 10% of its total assets in restricted securities, real estate investments, or portfolio securities not readily marketable.

The AllianceBernstein Growth Equity and AllianceBernstein Balanced Funds will not make an investment in an industry if that investment would make the Fund's holding in that industry exceed 25% of its assets. The United States government, and its agencies and instrumentalities, are not considered members of any industry.

The AllianceBernstein Growth Equity Fund will not purchase or write puts and calls (options). The AllianceBernstein Mid Cap Growth Fund will not purchase or write puts (options).

The following investment techniques may be used by the AllianceBernstein Balanced Fund:

Mortgage-related securities -- The AllianceBernstein Balanced Fund may invest in mortgage-related securities (including agency and nonagency fixed, ARM and hybrid pass throughs, agency and non-agency CMO's, commercial mortgage-backed securities and dollar rolls).

Principal and interest payments made on mortgages in the pools are passed through to the holder of securities. Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, or ''GNMA''), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Corporation (''FNMA'') or the Federal Home Loan Mortgage Corporation (''FHLMC''), which were until recently supported only by discretionary authority of the U.S. Government to purchase the agency's obligations and are now guaranteed by Preferred Stock Purchase Agreements (each a "PSPA") under which, if the Federal Housing Finance Agency ("FHFA") determines that FNMA's or FHLMC's liabilities have exceeded its assets under Generally Accepted Accounting Principles, the U.S. Treasury will contribute cash capital to the entity in an amount equal to the difference between liabilities and assets. Mortgage-related securities created by non-governmental issuers (such as financial institutions, and other secondary market issuers) may be supported by various forms of insurance or guarantees.

Collateralized Mortgage Obligations -- The AllianceBernstein Balanced Fund may invest in collateralized mortgage obligations (''CMOs''). CMOs are debt obligations that were developed specifically to reallocate the various risks inherent in mortgage-backed securities across various bond classes or tranches. They are collateralized by underlying mortgage loans or pools of mortgage-pass-through securities. They can be issued by both agency (GNMA, FHLMC or FNMA) or non-agency issuers. CMOs are not mortgage pass-though securities. Rather, they are pay-through securities, i.e. securities backed by cash flow from the underlying mortgages. CMOs are typically structured into multiple classes, with each class bearing a different stated maturity and having different payment streams. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal payments only after the shorter class or classes have been retired.

Asset-Backed Securities -- The AllianceBernstein Balanced Fund may purchase asset-backed securities. The securitization techniques used to develop mortgage-related securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose vehicles, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations.

The AllianceBernstein Balanced Fund may invest in other asset-backed securities that may be developed in the future or as would be deemed appropriate.

Non-U.S. Debt -- The AllianceBernstein Balanced Fund may invest in non-U.S. sovereign and corporate debt issued in U.S. Dollars.

Hedging Transactions -- The AllianceBernstein Balanced Fund may engage in transactions which are designed to protect against potential adverse price movements in securities owned or intended to be purchased by the Fund.

Zero-Coupon Bonds -- The AllianceBernstein Balanced Fund may invest in zero-coupon bonds. Such bonds may be issued directly by agencies and instrumentalities of the U.S. Government or by private corporations. Zero-coupon bonds may originate as such or may be created by stripping an outstanding bond. Zero-coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. Because a zero-coupon bond does not pay current income, its price can be very volatile when interest rates change.

Repurchase Agreements -- Repurchase agreements are currently entered into with creditworthy counterparties including broker-dealers, member banks of the Federal Reserve System or ''primary dealers'' (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements are often for short periods such as one day or a week, but may be longer. Investments may be made in repurchase agreements pertaining to the marketable obligations of, or marketable obligations guaranteed by, the United States Government, its agencies or instrumentalities.

Foreign Currency Forward Contracts -- The AllianceBernstein Balanced Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a price set at the time of the contract. The Fund will enter into such forward contracts for hedging purposes only.

PORTFOLIO HOLDINGS POLICY FOR THE POOLED SEPARATE ACCOUNTS

It is the policy of the Pooled Separate Accounts (the ''Separate Accounts'') to safeguard against misuse of their portfolio holdings information and to prevent the selective disclosure of such information. Each Separate Account will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The portfolio holdings information for the Separate Accounts including, among other things, the top ten holdings and complete portfolio holdings, is available on a monthly basis and generally can be obtained by contract holders/participants or their consultants, free of charge, 30 days after the month end by calling 1-866-642-3127. AXA Equitable has established this procedure to provide prompt portfolio holdings information so that contract-holders and their consultants can perform effective oversight of plan investments.

On a case-by-case basis, AXA Equitable may approve the disclosure of non-public portfolio holdings and trading information to particular individuals or entities in appropriate circumstances. In all cases, the approval of release of non-public portfolio holdings or trading information will be conditioned on the obligation of the recipient not to trade on the non-public information. Neither AXA Equitable nor its investment advisor, AllianceBernstein L.P., discloses non-public portfolio holdings or portfolio trade information of any Separate Account to the media.

In addition, with the approval of our investment officers, non-public portfolio holdings information may be provided as part of the legitimate business activities of each Separate Account to the following service providers and other organizations: auditors; the custodian; the accounting service provider, the administrator; the transfer agent; counsel to the Separate Accounts; regulatory authorities; pricing services; and financial printers. The entities to whom we or the investment advisor voluntarily provide holdings information, either by explicit agreement or by virtue of their respective duties to each Separate Account, are required to maintain the confidentiality of the information disclosed, including an obligation not to trade on non-public information. As of the date of this SAI, we have on-going arrangements to provide non-public portfolio holdings information to the following service providers: JPMorgan Chase, State Street-Kansas City, PricewaterhouseCoopers LLP, and Donnelley Financial Solutions. Each of these arrangements provides for on-going disclosure of current portfolio holdings information so that the entity can provide services to the Separate Accounts. These service providers do not provide any compensation to AXA Equitable, the Separate Accounts or any affiliates in return for the disclosure of non-public portfolio holdings information.


Until particular portfolio holdings information has been released in regulatory filings or is otherwise available to contract holders and/or participants, and except with regard to the third parties described above, no such information may be provided to any party without the approval of our investment officers or the execution by such third party of an agreement containing appropriate confidentiality language which has been approved by our Legal Department. We will monitor and review any potential conflicts of interest between the contract holders/participants and AXA Equitable and its affiliates that may arise from potential release of non-public portfolio holdings information. We will not release portfolio holdings information unless it is determined that the disclosure is in the best interest of its contract holders/participants and there is a legitimate business purpose for such disclosure. No compensation is received by AXA Equitable or its affiliates or any other person in connection with the disclosure of portfolio holdings information.

FUND TRANSACTIONS


The AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are charged for securities brokers' commissions, transfer taxes and other fees relating to securities transactions. Transactions in equity securities for each of these Funds are executed primarily through brokers that receive a commission paid by the Fund. The brokers are selected by AllianceBernstein L.P. (''AllianceBernstein''). For 2017, 2016 and 2015, the AllianceBernstein Growth Equity Fund paid $1,010, $1,527 and $1,633, respectively, in brokerage commissions; the AllianceBernstein Mid Cap Growth Fund paid $4,276, $13,970 and $14,620, respectively, in brokerage commissions; and the AllianceBernstein Balanced Fund paid $7,912, $11,328 and $14,114, respectively, in brokerage commissions.


AllianceBernstein seeks to obtain the best price and execution of all orders it places, considering all the circumstances. If transactions are executed in the over-the-counter market, they will deal with the principal market makers, unless more favorable prices or better execution is otherwise obtainable. There are occasions on which portfolio transactions for the Funds may be executed as part of concurrent authorizations to purchase or sell the same security for certain other accounts or clients advised by AllianceBernstein and AXA Equitable. These concurrent authorizations potentially can be either advantageous or disadvantageous to the Funds. When these concurrent authorizations occur, the objective is to allocate the executions among the Funds and the other accounts in a fair manner.

Recently, the increasing number of low-cost automated order execution services have contributed to lower commission rates. These services, often referred to as ''low touch'' trading, take advantage of the electronic connectivity of market centers, eliminating the need for human intervention and thereby lowering the cost of execution. These services include: 1) direct market access
(DMA) options, in which orders are placed directly with market centers, such as NASDAQ or Archipelago; 2) aggregators, which allow access to multiple markets simultaneously; and 3) algorithmic trading platforms, which use complex mathematical models to optimize trade routing and timing.

AllianceBernstein also considers the amount and quality of securities research services provided by a broker. Typical research services include general economic information and analyses and specific information on and analyses of companies, industries and markets. Factors in evaluating research services include the diversity of sources used by the broker and the broker's experience, analytical ability, and professional stature. The receipt of research services from brokers tends to reduce the expenses in managing the Funds. This is taken into account when setting the expense charges.


Brokers who provide research services may charge somewhat higher commissions than those who do not. However, AllianceBernstein selects only brokers whose commissions are believed to be reasonable in all the circumstances. Of the brokerage commissions paid by the AllianceBernstein Growth Equity, AllianceBernstein Mid/Cap Growth and AllianceBernstein Balanced Funds during 2017, $0, $3,487 and $6,349, respectively, were paid to brokers providing research services on transactions of $32,904,582, $28,138,869, $66,706,006, respectively.


AllianceBernstein periodically evaluates the services provided by brokers and prepares internal proposals for allocating among those various brokers business for all the accounts AllianceBernstein manages or advises. That evaluation involves consideration of the overall capacity of the broker to execute transactions, its financial condition, its past performance and the value of research services provided by the broker in servicing the various accounts advised or managed by AllianceBernstein. AllianceBernstein has no binding agreements with any firm as to the amount of brokerage business which the firm may expect to receive for research services or otherwise. There may, however, be understandings with certain firms that AllianceBernstein will continue to receive services from such firms only if such firms are allocated a certain amount of brokerage business. AllianceBernstein may try to allocate such amounts of business to such firms to the extent possible in accordance with the policies described above.

Research information obtained by AllianceBernstein may be used in servicing all accounts under their management, including AXA Equitable's accounts. Similarly, not all research provided by a broker or dealer with which the Funds transact business will necessarily be used in connection with those Funds.

Transactions for the Funds in the over-the-counter market are normally executed as principal transactions with a dealer that is a principal market-maker in the security, unless a better price or better execution can be obtained from another source. Under these circumstances, the Funds pay no commission. Similarly, portfolio transactions in money market and debt securities will normally be executed through dealers or underwriters under circumstances where the Fund pays no commission.

When making securities transactions for Funds that do not involve paying a brokerage commission (such as the purchase of short-term debt securities), AllianceBernstein seeks to obtain prompt execution in an effective manner at the best price. Subject to this general objective, AllianceBernstein may give orders to dealers or underwriters who provide investment research. None of the Funds will pay a higher price, however, and the fact that we or AllianceBernstein may benefit from such research is not considered in setting the expense charges.

In addition to using brokers and dealers to execute portfolio securities transactions for accounts AllianceBernstein manages, we or AllianceBernstein may enter into other types of business transactions with brokers or dealers. These other transactions will be unrelated to allocation of the Funds' portfolio transactions.


OTHER FUNDS. For those Funds that invest in corresponding Portfolios of AXA Premier VIP Trust, EQ Advisors Trust, and 1290 Funds(R), see the statement of additional information for each Trust for information concerning the portfolio transactions of the Portfolios.


INVESTMENT MANAGEMENT AND ACCOUNTING FEE

The table below shows the investment management and financial accounting fees paid under the Program during each of the last three years. See ''Fee table''
section in the prospectus.


-------------------------------------------------------------------------------
FUND                                                   2017     2016     2015
-------------------------------------------------------------------------------
AllianceBernstein Growth Equity                      $108,698 $101,346 $110,381
-------------------------------------------------------------------------------
AllianceBernstein Mid Cap Growth                     $127,620 $126,772 $149,193
-------------------------------------------------------------------------------
AllianceBernstein Balanced                           $120,806 $122,776 $134,248
-------------------------------------------------------------------------------

PORTFOLIO MANAGERS' INFORMATION (ALLIANCEBERNSTEIN GROWTH EQUITY FUND, ALLIANCEBERNSTEIN MID CAP GROWTH FUND AND ALLIANCEBERNSTEIN BALANCED FUND)

The tables and discussion below provide information with respect to the portfolio managers who are primarily responsible for the day-to-day management of each Fund.


---------------------------------------------------------------------------------------------
          ALLIANCEBERNSTEIN GROWTH EQUITY FUND, SEPARATE ACCOUNT NO. 4 (''FUND'')
                            ALLIANCEBERNSTEIN L.P. (''ADVISER'')
                            INFORMATION AS OF DECEMBER 31, 2017
---------------------------------------------------------------------------------------------


                               (a)(2)For each person identified in column (a)(1), the number of other accounts of the Adviser managed by the person within each category below and the total assets in the accounts
                                     managed within each category below
                               -----------------------------------------------------------------
                                 Registered
                                 Investment               Other Pooled            Other
                                  Companies              Investment Vehicles    Accounts
                               -----------------------------------------------------------------
(a)(1)  Portfolio manager(s)    Number          Total     Number    Total     Number    Total
        of the Adviser named      of            Assets      of      Assets      of      Assets
        in the prospectus      Accounts         ($MM)    Accounts   ($MM)    Accounts   ($MM)
------------------------------------------------------------------------------------------------
Judith A. DeVivo                  26            23,797      34      6,451       98      33,394
------------------------------------------------------------------------------------------------


                               (a)(3)For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the
                                     account
                               -------------------------------------------------------------------
                                 Registered
                                 Investment                Other Pooled            Other
                                  Companies              Investment Vehicles      Accounts
                               -------------------------------------------------------------------
(a)(1)  Portfolio manager(s)    Number          Total     Number     Total     Number     Total
        of the Adviser named      of            Assets      of       Assets      of       Assets
        in the prospectus      Accounts         ($MM)     Accounts   ($MM)     Accounts    ($MM)
--------------------------------------------------------------------------------------------------
Judith A. DeVivo                  --              --         1         41        27        610
--------------------------------------------------------------------------------------------------


For a description of any material conflicts, please see ''Investment professional conflict of interest'' later in the SAI.

For compensation information, please see ''AllianceBernstein's compensation program'' later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

--------------------------------------------------------------------------------------------
                                           $10,001- $50,001- $100,001- $500,001-  OVER
PORTFOLIO MANAGER         NONE  $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
--------------------------------------------------------------------------------------------
Judith A. DeVivo           X
--------------------------------------------------------------------------------------------

The management of and investment decisions for the Fund's portfolio are made by AllianceBernstein's US Passive Team, which is responsible for management of all of AllianceBernstein's Passive accounts.

JUDITH A. DEVIVO -- SENIOR PORTFOLIO MANAGER -- INDEX STRATEGIES

Judith A. DeVivo is a Senior Vice President and Senior Portfolio Manager. She manages equity portfolios benchmarked to a variety of indices, including the S&P 500, S&P MidCap, MSCI EAFE, S&P SmallCap and Russell 2000, in addition to several customized accounts. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, she was head of portfolio administration for the firm. Location: New York


-----------------------------------------------------------------------------------------
        ALLIANCEBERNSTEIN MID CAP GROWTH FUND, SEPARATE ACCOUNT NO. 3 (''FUND'')
                          ALLIANCEBERNSTEIN L.P. (''ADVISER'')
                          INFORMATION AS OF DECEMBER 31, 2017
-----------------------------------------------------------------------------------------


                                  (a)(2)For each person identified in column (a)(1), the number of other accounts of the Advisor managed by the person within each category below and the total assets in the accounts
                                        managed within each category below
                                  -----------------------------------------------------------------
                                    Registered
                                    Investment               Other Pooled            Other
                                     Companies              Investment Vehicles    Accounts
                                  -----------------------------------------------------------------
(a)(1)  Portfolio manager(s)       Number          Total     Number    Total     Number    Total
        of the Adviser named         of            Assets      of      Assets      of      Assets
        in the Fund prospectus    Accounts         ($MM)    Accounts   ($MM)    Accounts   ($MM)
---------------------------------------------------------------------------------------------------
John H. Fogarty                      22            10,993      14      4,129     2,923     2,645
---------------------------------------------------------------------------------------------------


                                  (a)(3)For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of
                                        the account
                                  ----------------------------------------------------------------
                                    Registered               Other Pooled
                                    Investment                Investment             Other
                                     Companies                 Vehicles             Accounts
                                  ----------------------------------------------------------------
(a)(1)  Portfolio manager(s)       Number          Total     Number    Total     Number    Total
        of the Adviser named         of            Assets      of      Assets      of      Assets
        in the Fund prospectus    Accounts         ($MM)    Accounts   ($MM)     Accounts  ($MM)
--------------------------------------------------------------------------------------------------
John H. Fogarty                      --              --        --        --        --        --
--------------------------------------------------------------------------------------------------


Note: $MM means millions

For a description of any material conflicts, please see ''Investment professional conflict of interest disclosure'' later in the SAI.

For compensation information, please see ''Portfolio manager compensation'' later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

-----------------------------------------------------------------------------------------
                                        $10,001- $50,001- $100,001- $500,001-  OVER
PORTFOLIO MANAGER      NONE  $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------------------------------------------------------------------------------
John H. Fogarty         X
-----------------------------------------------------------------------------------------

The management of and investment decisions for the Fund's portfolio are made by Mr. John H. Fogarty. Mr. Fogarty relies heavily on the fundamental research efforts of the firm's extensive internal fundamental and quantitative research staff.


JOHN H. FOGARTY, CFA -- PORTFOLIO MANAGER -- US GROWTH EQUITIES

John H. Fogarty is a Senior Vice President and Portfolio Manager for US Growth Equities, a position he has held since 2009. He rejoined the firm in 2006 as a fundamental research analyst covering consumer-discretionary stocks in the US, having previously spent nearly three years as a hedge fund manager at Dialectic Capital Management and Vardon Partners. Fogarty began his career at AB in 1988, performing quantitative research, and joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995. He became a portfolio manager in 1997. Fogarty holds a BA in history from Columbia University and is a CFA charterholder. Location: New York



--------------------------------------------------------------------------------------------------
               ALLIANCEBERNSTEIN BALANCED FUND, SEPARATE ACCOUNT NO. 10 (''FUND'')
                              ALLIANCEBERNSTEIN L.P. (''ADVISER'')
                               INFORMATION AS OF DECEMBER 31, 2017
--------------------------------------------------------------------------------------------------


                                (a)(2)For each person identified in column (a)(1), the number of other accounts of the Advisor managed by the person
                                      within each category below and the total assets in the
                                      accounts managed within each category below
                                -----------------------------------------------------------------
                                  Registered               Other Pooled
                                  Investment                Investment             Other
                                   Companies                 Vehicles            Accounts
                                -----------------------------------------------------------------
(a)(1)  Portfolio manager(s)     Number          Total     Number    Total     Number    Total
        of the Adviser named       of            Assets      of      Assets      of      Assets
        in the prospectus       Accounts         ($MM)    Accounts   ($MM)    Accounts   ($MM)
-------------------------------------------------------------------------------------------------
Greg Wilensky                      32             9,389      30      3,588       82       6,619
-------------------------------------------------------------------------------------------------
Joshua Lisser                      26            23,869      34      6,451       98      33,394
-------------------------------------------------------------------------------------------------


                                (a)(3)For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the
                                      account
                                -------------------------------------------------------------------
                                   Registered                Other Pooled
                                   Investment                 Investment             Other
                                   Companies                   Vehicles             Accounts
                                -------------------------------------------------------------------
(a)(1)  Portfolio manager(s)     Number           Total     Number     Total     Number     Total
        of the Adviser named       of             Assets      of       Assets      of       Assets
        in the prospectus        Accounts          ($MM)    Accounts    ($MM)    Accounts    ($MM)
---------------------------------------------------------------------------------------------------
Greg Wilensky                      --               --        --         --         3        731
---------------------------------------------------------------------------------------------------
Joshua Lisser                      --               --         1         41        27        610
---------------------------------------------------------------------------------------------------


For a description of any material conflicts, please see ''Investment professional conflict of interest'' later in the SAI.

For compensation information, please see ''AllianceBernstein's compensation program'' later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

-----------------------------------------------------------------------------------------------
                                              $10,001- $50,001- $100,001- $500,001-  OVER
PORTFOLIO MANAGER             NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------------------------------------------------------------------------------------
Joshua Lisser                  X
-----------------------------------------------------------------------------------------------
Greg Wilensky                  X
-----------------------------------------------------------------------------------------------

AllianceBernstein Balanced Fund, Separate Account No. 10 (''Fund'') is managed by the following team members:


JOSHUA LISSER -- HEAD -- INDEX STRATEGIES

Joshua Lisser is Head of the Index Strategies team and a member of the Multi-Asset Services investment team. He joined AB in 1992 as a portfolio manager in the Index Strategies Group and developed various services, including equity factor strategies, risk-controlled equity strategies and derivative-based risk overlay services. Prior to that, Lisser was with Equitable Capital Management, specializing in derivative investment strategies. He holds a BA from the State University of New York, Binghamton, where he was elected a member of Phi Beta Kappa, and an MBA from New York University.
Location: New York

GREG WILENSKY, CFA -- DIRECTOR -- US MULTI-SECTOR FIXED INCOME, US INFLATION-LINKED FIXED INCOME, STABLE VALUE INVESTMENTS

Greg Wilensky is the Director and Lead Portfolio Manager of AB's US Multi-Sector Fixed Income team, a position he has held since 2007. He has also been responsible for the firm's US Inflation-Linked Fixed Income portfolios since 1999 and the firm's stable value investments business since 1998. A Senior Vice President, Wilensky co-chairs the Securitized Asset and Liquid Markets research review meetings. Prior to joining AB in 1996, he was a treasury manager in the Corporate Finance Group at AT&T. Wilensky holds a BS in business administration from Washington University and an MBA from the University of Chicago. He is a member of the New York Society of Security Analysts and a CFA charterholder. Location: New York

SHAWN KEEGAN -- PORTFOLIO MANAGER -- CREDIT

Shawn Keegan is a Senior Vice President and a member of the Credit portfolio-management team, focusing on US and global portfolios. He is also a member of both the US Multi-Sector and the Canada Fixed Income portfolio-management teams, where he specializes in credit. Keegan first joined AB in 1997 as a portfolio assistant. He then spent a year at Aladdin Capital as a trader before rejoining the firm in 2001 as part of the US Multi-Sector team. Keegan holds a BS in finance from Siena College. Location: New York

JUDITH A. DEVIVO -- SENIOR PORTFOLIO MANAGER -- INDEX STRATEGIES

Judith A. DeVivo is a Senior Vice President and Senior Portfolio Manager. She manages equity portfolios benchmarked to a variety of indices, including the S&P 500, S&P MidCap, MSCI EAFE, S&P SmallCap and Russell 2000, in addition to several customized accounts. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, she was head of portfolio administration for the firm. Location: New York

MICHAEL S. CANTER -- DIRECTOR -- US MULTI-SECTOR AND SECURITIZED ASSETS


Michael Canter is a Senior Vice President and Director of US Multi-Sector and Securitized Assets at AllianceBernstein (AB). He is also the Chief Investment Officer of AB's Securitized Assets Fund and the former CIO of the Recovery Asset Fund (ABRA-S) and the Legacy Securities (PPIP) Fund. In addition, Canter is Head of the Securitized Assets Research Group, which is responsible for the firm's investments in agency mortgage-backed securities (MBS), credit risk-transfer securities (CRT), non-agency residential mortgage-backed securities, commercial mortgage-backed securities and other asset-backed securities (ABS). He has particularly extensive expertise in residential mortgage credit. Canter has been called upon to give expert testimony to the US Senate Committee on Banking, Housing, and Urban Affairs in 2013 and the US House of Representatives Subcommittee on Housing and Insurance in 2017, on how US housing policy should be structured going forward. Prior to joining the firm, he was the president of ACE Principal Finance, a division of ACE Limited (now Chubb). There, Canter managed portfolios of credit default swaps, ABS, MBS and collateralized debt obligations. He is currently a board member of the Association of Mortgage Investors. Canter holds a BA in math and economics from Northwestern University and a PhD in finance from the Columbia University Graduate School of Business. Location: New York


BEN SKLAR -- PORTFOLIO MANAGER -- INDEX STRATEGIES


Ben Sklar joined AllianceBernstein in 2006 as an associate portfolio manager in the Blend Strategies Team, managing global equity portfolios for institutional clients. He joined the Index Strategies team in 2009 as a Portfolio Manager, and has focused on developing a suite of custom index, structured equity and systematic volatility-management strategies. He received a BA from Trinity College, Hartford, and a Masters of Business Administration in finance from New York University. Location: New York

JOHN H. FOGARTY, CFA -- PORTFOLIO MANAGER -- US GROWTH EQUITIES

John H. Fogarty is a Senior Vice President and Portfolio Manager for US Growth Equities, a position he has held since 2009. He rejoined the firm in 2006 as a fundamental research analyst covering consumer-discretionary stocks in the US, having previously spent nearly three years as a hedge fund manager at Dialectic Capital Management and Vardon Partners. Fogarty began his career at AB in 1988, performing quantitative research, and joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995. He became a portfolio manager in 1997. Fogarty holds a BA in history from Columbia University and is a CFA charterholder. Location: New York

INVESTMENT PROFESSIONAL CONFLICT OF INTEREST DISCLOSURE

As an investment advisor and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

EMPLOYEE PERSONAL TRADING

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

MANAGING MULTIPLE ACCOUNTS FOR MULTIPLE CLIENTS

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

ALLOCATING INVESTMENT OPPORTUNITIES

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

PORTFOLIO MANAGER COMPENSATION

AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The program is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i)Fixed base salary: The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)Discretionary incentive compensation in the form of an annual cash bonus:
    AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/ her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any predetermined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

(iii)Discretionary incentive compensation in the form of awards under AllianceBernstein's Incentive Compensation Awards Plan (''deferred awards''): AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein's publicly traded units or deferred cash (the option to take an award in deferred cash is limited to a certain portion of the total award), vest over a four-year period. The awards are generally forfeited if the employee resigns to work for a competitor of AllianceBernstein.

CONTRIBUTIONS UNDER ALLIANCEBERNSTEIN'S PROFIT SHARING/401(K) PLAN

The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

DISTRIBUTION OF THE CONTRACTS

Employees of AXA Equitable perform all marketing and service functions under the contract. AXA Equitable pays no sales commissions with respect to units of interest in any of the Separate Accounts available under the contracts; however, incentive compensation that ranges from 0.40% to 2% of first-year plan contributions, plus $65 per plan sale is paid on a periodic basis to these AXA Equitable employees. No contribution-based or asset-based incentive compensation is awarded on existing plans in subsequent years. This compensation is not paid out of plan or participant funds, and has no effect on plan fees, charges and expenses.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

JPMorgan Chase Bank, N.A. is the custodian for the shares of the Investment Trusts owned by Separate Accounts No. 3, 4 and 10. There is no custodian for the shares of the Investment Trusts owned by Separate Account No. 66.


The financial statements of each Separate Account at December 31, 2017 and for each of the two years in the period ended December 31, 2017, and the consolidated financial statements of AXA Equitable at December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

AXA EQUITABLE

We are managed by a Board of Directors which is elected by our shareholder(s). Our directors and certain of our executive officers and their principal occupations are as follows. Unless otherwise indicated, the following persons have been involved in the management of AXA Equitable and/or its affiliates in various executive positions during the last five years.

DIRECTORS AND PRINCIPAL OFFICERS



-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------

Thomas Buberl                          Mr. Buberl has been a director of AXA
AXA                                    Equitable since May 2016. Mr. Buberl
25, Avenue Matignon                    has served as Chief Executive Officer
75008 Paris, France                    of AXA since September 2016. From March
                                       2016 to August 2016, Mr. Buberl served
                                       as Deputy Chief Executive Officer of
                                       AXA. Prior thereto, Mr. Buberl served
                                       as Chief Executive Officer of AXA
                                       Konzern AG (May 2012 to March 2016),
                                       Chief Executive Officer for the global
                                       business line for the Health Business
                                       (March 2015 to March 2016) and Chief
                                       Executive Officer for the global
                                       business line for the Life and Savings
                                       Business (January 2016 to March 2016).
                                       From November 2008 to April 2012,
                                       Mr. Buberl served as Chief Executive
                                       Officer for Switzerland of Zurich
                                       Financial Services ("Zurich"). Prior to
                                       joining Zurich, Mr. Buberl held various
                                       management positions with Boston
                                       Consulting Group (February 2000 to
                                       October 2005) and Winterthur Group
                                       (November 2005 to October 2008).
                                       Mr. Buberl is also a director of AXA
                                       Financial and MONY America since May
                                       2016 and various other subsidiaries and
                                       affiliates of the AXA Group. He has
                                       been Chairman of the Board of Directors
                                       of AXA Financial, Inc. since February
                                       2017. Since November 2017, Mr. Buberl
                                       has served as Director and Chairman of
                                       the Board of AXA Equitable Holdings,
                                       Inc.
-------------------------------------------------------------------------------

George Stansfield                      Mr. Stansfield has been a Director of
AXA                                    AXA Equitable Life Insurance Company
25, Avenue Matignon                    and since May 2017. Mr. Stansfield has
75008 Paris, France                    served as Deputy Chief Executive
                                       Officer (since November 2017), Group
                                       General Secretary of AXA in charge of
                                       Human Resources, Public Affairs, Legal,
                                       Compliance, GIE AXA, Corporate Social
                                       Responsibility, the AXA Research Fund
                                       and AXA Liabilities Managers (since
                                       July 2016). Prior thereto,
                                       Mr. Stansfield served as a corporate
                                       attorney in the Legal Department
                                       specializing in merger and acquisition
                                       transactions involving financial
                                       institutions, securities law and
                                       general corporate matters of AXA
                                       Equitable Life Insurance Company based
                                       in New York (from 1985 to 1996).
                                       Mr. Stansfield served in AXA's Group
                                       Legal Department in Paris in 1996.
                                       Mr. Stansfield served as Head of Group
                                       Human Resources since 2010 and Group
                                       General Counsel since 2004.
                                       Mr. Stansfield has serves as a member
                                       of AXA Group's Management Committee
                                       since July 2016. Mr. Stansfield has
                                       served as Chairman of the Supervisory
                                       Board of GIE AXA, AXA Liabilities
                                       Managers and Kamet and a Director or
                                       Member of the Management Committee of
                                       AXA Life Insurance Co., Ltd. (Japan)
                                       and AXA ASIA. Mr. Stansfield serves as
                                       a permanent repesentative of AXA to the
                                       board of AXA Millesimes Finance,
                                       Chateau Petit Village, Chateau Pichon
                                       Longueville, SCI de L'Arlot and Societe
                                       Belle Helene. Mr. Stansfield also
                                       serves as Chairman of the Management
                                       Committee of AXA Strategic Ventures,
                                       and is a Trustee of American Library of
                                       Paris. Mr. Stansfield is also a
                                       director of AXA Financial and MONY
                                       America since May 2017. He also serves
                                       as Director of AXA Equitable Holdings,
                                       Inc. since November 2017)
-------------------------------------------------------------------------------

Ramon de Oliveira                      Director of AXA Financial, AXA
Investment Audit Practice, LLC         Equitable and MONY America since May
70 South Fifth Street                  2011. Director of MONY Life (May 2011
Park Ridge, NJ 07656                   to September 2013). Since April 2010,
                                       Mr. de Oliveira has been a member of
                                       AXA's Board of Directors, where he
                                       serves on the Finance Committee (Chair)
                                       and Audit Committee, and from April
                                       2009 to April 2010, he was a member
                                       AXA's Supervisory Board. He is
                                       currently the Managing Director of the
                                       consulting firm Investment Audit
                                       Practice, LLC, based in New York.
                                       Director and member of Executive
                                       Committee, AllianceBernstein
                                       Corporation (since May 2017). From 2002
                                       and 2006, Mr. de Oliveira was Adjunct
                                       Professor of Finance at Columbia
                                       University. Prior thereto, starting in
                                       1977, he spent 24 years at JP Morgan &
                                       Co. where he was Chairman and Chief
                                       Executive Officer of JP Morgan
                                       Investment Management and was also a
                                       member of the firm's Management
                                       Committee since its inception in 1995.
                                       Upon the merger with Chase Manhattan
                                       Bank in 2001, Mr. de Oliveira was the
                                       only executive from JP Morgan & Co.
                                       asked to join the Executive Committee
                                       of the new firm with operating
                                       responsibilities. Mr. de Oliveira is
                                       currently the Chairman of the
                                       Investment Committee of Fonds de
                                       Dotation du Louvre (since 2009) and
                                       JACCAR Holdings SA (2011). Previously,
                                       he served as a Director of JP Morgan
                                       Suisse, American Century Company, Inc.,
                                       SunGard Data Systems, The Hartford
                                       Insurance Company, Tattinger-Kobrand
                                       USA, Quilvest SA and L'Atelier. Mr. de
                                       Oliveira also formerly served as a
                                       Trustee and Chairman of the Investment
                                       Committee of The Kauffman Foundation, a
                                       Member of the Investment Committee of
                                       The Red Cross and the Chairman of the
                                       Board of Friends of Education.
-------------------------------------------------------------------------------

DIRECTORS AND PRINCIPAL OFFICERS (CONTINUED)
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------

Daniel G. Kaye                         Mr. Kaye has been a Director of AXA
767 Quail Run                          Equitable since September 2015. From
Inverness, IL 60067                    January 2013 to May 2014, Mr. Kaye
                                       served as Interim Chief Financial
                                       Officer and Treasurer of HealthEast
                                       Care System ("HealthEast"). Prior to
                                       joining HealthEast, Mr. Kaye spent 35
                                       years with Ernst & Young LLP
                                       ("Ernst & Young") from which he retired
                                       in 2012. Throughout his time at Ernst &
                                       Young, where he was an audit partner
                                       for 25 years, Mr. Kaye enjoyed a track
                                       record of increasing leadership and
                                       responsibilities, including serving as
                                       the New England Managing Partner and
                                       the Midwest Managing Partner of
                                       Assurance. Mr. Kaye is a member of the
                                       Board of Directors of Ferrellgas
                                       Partners L.P. ("Ferrellgas"), where he
                                       serves on the Audit Committee and
                                       Corporate Governance and Nominating
                                       Committee (Chair). Mr. Kaye is a
                                       Certified Public Accountant and
                                       National Association of Corporate
                                       Directors (NACD) Board Leadership
                                       Fellow. Mr. Kaye is also a director of
                                       AXA Financial and MLOA since September
                                       2015. Director, Chair of Audit
                                       Committee and member of Compensation
                                       Committee, AllianceBernstein
                                       Corporation (since May 2017).
-------------------------------------------------------------------------------

Kristi A. Matus                        Ms. Matus has been a Director of AXA
380 Beacon St., #2                     Equitable since September 2015.
Boston, MA 02116                       Ms. Matus formerly served as Executive
                                       Vice President and Chief Financial &
                                       Administrative Officer of athenahealth,
                                       Inc. ("athenahealth") from July 2014 to
                                       May 2016. Prior to joining
                                       athenahealth, Ms. Matus served as
                                       Executive Vice President and Head of
                                       Government Services of Aetna, Inc.
                                       ("Aetna") from February 2012 to July
                                       2013. Prior to Aetna, she held several
                                       senior leadership roles at United
                                       Services Automobile Association
                                       ("USAA"), including Executive Vice
                                       President and Chief Financial Officer
                                       from 2008 to 2012. She began her career
                                       at the Aid Association for Lutherans,
                                       where she held various financial and
                                       operational roles for over a decade.
                                       Ms. Matus is also a director of AXA
                                       Financial and MLOA since September 2015.
-------------------------------------------------------------------------------

Chard C. Vaughan                       Director of AXA Financial, AXA
764 Lynnmore Lane                      Equitable and MONY America since May
Naples, FL 34108                       2010. Director of MONY Life (May 2010
                                       to September 2013). Executive Vice
                                       President and Chief Financial Officer
                                       of Lincoln Financial Group (1995 to May
                                       2005); prior thereto, Chief Financial
                                       Officer (June 1992 to 1995); Senior
                                       Vice President and Chief Financial
                                       Officer of Employee Benefits Division
                                       (July 1990 to 1995). Member of the
                                       Board of Directors of MBIA, Inc,
                                       serving on the Audit Committee, the
                                       Executive Committee and the Finance and
                                       Risk Committee (Chair).
-------------------------------------------------------------------------------

Barbara Fallon-Walsh                   Director of AXA Financial, AXA
1670 Stephens Drive                    Equitable and MONY America since May
Wayne, PA 19087                        2012. Director of MONY Life (May 2012
                                       to September 2013). Director, Audit
                                       Committee member and Chair of both
                                       Compensation Committee and Corporate
                                       Governance Committee, AllianceBernstein
                                       Corporation (since May 2017).
                                       Ms. Fallon-Walsh was with The Vanguard
                                       Group, Inc. ("Vanguard") from 1995
                                       until her retirement in 2012, where she
                                       held several executive positions,
                                       including Head of Institutional
                                       Retirement Plan Services from 2006
                                       through 2011. Ms. Fallon-Walsh started
                                       her career at Security Pacific
                                       Corporation in 1979 and held a number
                                       of senior and executive positions with
                                       the company, which merged with Bank of
                                       America in 1992. From 1992 until
                                       joining Vanguard in 1995,
                                       Ms. Fallon-Walsh served as Executive
                                       Vice President, Bay Area Region and Los
                                       Angeles Gold Coast Region for Bank of
                                       America. Ms. Fallon-Walsh is currently
                                       a member of the Board of Directors of
                                       AXA Investment Managers S.A. ("AXA
                                       IM"), where she serves on the Audit and
                                       Risk Committee and the Remuneration
                                       Committee, and of AXA Rosenberg Group
                                       LLC. Ms. Fallon-Walsh has been a member
                                       of the Main Line Chamber of Commerce
                                       Board of Directors and Executive
                                       Committee, the Business and Advisory
                                       Council for Widener University and
                                       served on the Board of Trustees and
                                       Executive Committee of the Employee
                                       Benefit Research Institute in
                                       Washington, DC.
-------------------------------------------------------------------------------

Bertram L. Scott                       Director of AXA Financial, AXA
Novant Health, Inc.                    Equitable and MONY America since May
108 Providence Road                    2012. Director of MONY Life (May 2012
Charlotte, NC 28207                    to September 2013). Mr. Scott is Senior
                                       Vice President of population health
                                       management of Novant Health, Inc. since
                                       February 2015. From November 2012 to
                                       December 2014, he served as President
                                       and Chief Executive Officer of Affinity
                                       Health Plan. Prior to joining Affinity,
                                       Mr. Scott served as President, U.S.
                                       Commercial of CIGNA Corporation from
                                       June 2010 to December 2011, with
                                       executive responsibilities for U.S.
                                       products, marketing, national accounts,
                                       underwriting and for regional,
                                       individual, select and senior segments.
                                       Prior to joining CIGNA, Mr. Scott
                                       served as Executive Vice President and
                                       Chief Institutional Development & Sales
                                       Officer at TIAA-CREF, a leading
                                       provider of retirement services in the
                                       academic, research, medical and
                                       cultural fields. Mr. Scott is a member
                                       of the Board of Directors of Becton,
                                       Dickinson and Company, where he serves
                                       on the Audit Committee (Chair) as
                                       Chairman and Compensation and Benefits
                                       Committee. He is a Director of Lowe's
                                       Companies, Inc., where he serves on the
                                       Audit Committee and Governance
                                       Committee (since November 2015).
-------------------------------------------------------------------------------

DIRECTORS AND PRINCIPAL OFFICERS (CONTINUED)
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------

Charles G.T. Stonehill                 Mr. Stonehill has been a Director of
Founding Partner                       AXA Equitable Life Insurance Company
Green & Blue Advisors                  since November 2017. He is currently
285 Central Park West                  the Founding Partner of Green & Blue
New York, NY 10024                     Advisors LLC, based in New York.
                                       Mr. Stonehill serves as non-executive
                                       Vice Chairman of the Board of Directors
                                       of Julius Baer Group Ltd. and as a
                                       Member of the Board of Directors of
                                       CommonBond LLC in New York and of
                                       PlayMagnus A/S in Oslo (the company
                                       which represents the World Chess
                                       champion Magnus Carlsen's online,
                                       digital and business interests).
                                       Mr. Stonehill has over 30 years'
                                       experience in energy markets,
                                       investment banking and capital markets,
                                       including key positions at Lazard
                                       Freres & Co. LLC, Credit Suisse First
                                       Boston and Morgan Stanley & Co.
                                       Mr. Stonehill currently serves as a
                                       non-executive Director of CommonBond
                                       LLC, a marketplace lender originating
                                       student loans. Mr. Stonehill has been a
                                       Director of Bank Julius Baer & Co. Ltd.
                                       since 2006. Mr. Stonehill has
                                       represented as a Board Member many
                                       financial services companies, including
                                       as an independent Director of GAM
                                       Holding AG, the LCH Group Ltd. (LCH
                                       Clearnet), and of Lazard & Co.,
                                       Limited, among other companies.
                                       Mr. Stonehill serves as Governor of the
                                       Harrow School in the United Kingdom and
                                       a trustee of the Georg Solti Accademia.
                                       Mr. Stonehill is also a director of AXA
                                       Financial and MONY America since
                                       November 2017.
-------------------------------------------------------------------------------
OFFICERS -- DIRECTORS
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------

Mark Pearson                           Director (since January 2011),
                                       President and Chief Executive Officer
                                       (since February 2011), AXA Financial.
                                       Chairman of the Board and Chief
                                       Executive Officer (since February 2011)
                                       and Director (since January 2011), AXA
                                       Equitable, AXA Equitable Financial
                                       Services, LLC and MONY America.
                                       Director, Chairman of the Board and
                                       Chief Executive Officer of MONY Life
                                       (February 2011 to September 2013).
                                       Member of AXA's Management and
                                       Executive Committees (since 2008).
                                       Director (since January 2011),
                                       President (since February 2011) and
                                       Chief Executive Officer (since November
                                       2017), AXA Equitable Holdings, Inc.
                                       (formerly known as AXA America
                                       Holdings, Inc.) (since January 2011).
                                       Director, AllianceBernstein Corporation
                                       (since February 2011).
-------------------------------------------------------------------------------
OTHER OFFICERS
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------

Marine de Boucaud                      Marine de Boucaud is Senior Executive
                                       Director and Chief Human Resources
                                       Officer for AXA Equitable Life
                                       Insurance Company and a member of the
                                       company's Executive Committee. She is
                                       also Senior Executive Vice President
                                       and Chief Human Resources Officer of
                                       MONY America.

                                       Ms. de Boucaud has over 20 years of
                                       experience as a Human Resources
                                       professional. Prior to her role as
                                       Chief Human Resources officer, Ms. de
                                       Boucaud held a similar role as Human
                                       Resources Director of AXA France,
                                       beginning in 2012, where she was the
                                       first woman to serve on AXA France's
                                       Executive Committee. She began her AXA
                                       career in 2010 as head of Talent
                                       Management.

                                       Among her many accomplishments, Marine
                                       contributed to the digital
                                       transformation initiated by AXA
                                       France's CEO and launched the first
                                       Employee Resource Group (ERG) for women
                                       across multiple AXA entities in France.
                                       She believes in shifting from classic
                                       training techniques to digital ones,
                                       including the use of "gamification,"
                                       which enables faster and more
                                       interactive ways of learning. She
                                       piloted the practice of feedback to
                                       drive culture change and development,
                                       and she was among the pioneers behind
                                       the popular Do You Speak Digital
                                       platform.

                                       Ms. de Boucaud began her career in
                                       finance at BNP Paribas (Banexi) in
                                       Frankfurt, Germany, as a Mergers and
                                       Acquisitions Analyst. In 1993, she
                                       joined Jouve & Associes, a Paris-based
                                       international boutique search firm
                                       before joining Korn/Ferry
                                       International, where she spent over 10
                                       years between New York and Paris as a
                                       Partner in the Technology and Life
                                       Sciences Practices. She later held a
                                       position with leading executive search
                                       firm Spencer Stuart.
-------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------

Brian Winikoff                         Brian Winikoff is Senior Executive Vice
                                       President and Head of U.S. Life,
                                       Retirement and Wealth Management for
                                       AXA Financial, Inc. and MONY America
                                       since September 2016. He is also Senior
                                       Executive Director and Head of U.S.
                                       Life, Retirement, Wealth Management for
                                       AXA Equitable and AXA Equitable
                                       Financial Services, LLC since September
                                       2016 and a member of the company's
                                       Executive Committee. He is Director,
                                       Chairman of the Board, Chief Executive
                                       Officer and Chief Retirement Savings
                                       Officer for AXA Distributors, LLC since
                                       July 2016; Director for both AXA
                                       Advisors, LLC and AXA Distribution
                                       Holding Corporation since July 2016;
                                       Director and Member of Audit Committee
                                       for both AXA Equitable Life and Annuity
                                       Company and U.S. Financial Life
                                       Insurance Company since July 2016.

                                       Prior to joining AXA in 2016,
                                       Mr. Winikoff served as President and
                                       CEO of Crump Life Insurance Services,
                                       the leading independent distributor of
                                       life insurance and related products in
                                       the United States. Previously, he
                                       served as Chief Financial Officer of
                                       Crump Group, Inc., which held three
                                       businesses: Crump Life Insurance
                                       Services, Crump Property and Casualty
                                       Insurance Services (a leading P&C
                                       wholesale broker) and Ascensus (a
                                       leading retirement plan administrator).
                                       Brian joined Crump's predecessor in
                                       2002 as the head of the investor
                                       relations, financial planning, and
                                       strategic initiatives groups.

                                       Prior to joining Crump, Mr. Winikoff
                                       served in a variety of senior
                                       management positons at Hughes
                                       Electronics and Loudcloud, Inc., after
                                       beginning his career as an investment
                                       banker with Salomon Brothers, Inc.
-------------------------------------------------------------------------------

Andrea M. Nitzan                       Executive Director, Chief Accounting
                                       Officer (since December 2012) and
                                       Controller (since November 2014), AXA
                                       Equitable Financial Services, LLC and
                                       AXA Equitable; prior thereto, Senior
                                       Vice President (May 2008 to December
                                       2012); Assistant Vice President and
                                       Chief of Staff (1996 to May 2008).
                                       Executive Vice President, Chief
                                       Accounting Officer and Controller
                                       (since November 2014), AXA Financial
                                       and MONY America (since September
                                       2011). Executive Vice President, Chief
                                       Accounting Officer and Controller
                                       (since November 2017), AXA Equitable
                                       Holdings, Inc. (formerly known as AXA
                                       America Holdings, Inc.) Executive Vice
                                       President, Chief Accounting Officer and
                                       Controller (since January 2018), EQ AZ
                                       Life Re Company. Executive Vice
                                       President and Chief Accounting Officer,
                                       MONY Life (September 2011 to September
                                       2013).
-------------------------------------------------------------------------------

Dave S. Hattem                         Senior Executive Director, Secretary
                                       (since March 2018) and General Counsel
                                       (December 2012 to present); prior
                                       thereto, Senior Vice President
                                       (September 1999 to December 2012) and
                                       General Counsel (February 2010 to
                                       present) of AXA Equitable and AXA
                                       Equitable Financial Services, LLC;
                                       prior thereto, Senior Vice President
                                       (September 1999 to present) and Deputy
                                       General Counsel (May 2004 to February
                                       2010), Associate General Counsel
                                       (September 1999 to May 2004). Senior
                                       Executive Vice President (since May
                                       2013), Secretary (since March 2018) &
                                       General Counsel (since May 2010), AXA
                                       Financial, Inc.; prior thereto,
                                       Executive Vice President May 2012 to
                                       May 2013) and General Counsel (since
                                       May 2010); Senior Vice President
                                       (September 2008 to May 2012) and
                                       General Counsel (May 2010 to present);
                                       Senior Vice President and Deputy
                                       General Counsel (September 2008 to May
                                       2010). Senior Executive Director (since
                                       December 2012) and General Counsel
                                       (since February 2010), MONY America;
                                       prior thereto, Executive Vice President
                                       (May 2012 to December 2012) and General
                                       Counsel (since February 2010).
                                       Executive Senior Vice President and
                                       Deputy General Counsel of MONY Life
                                       (December 2012 to September 2013; held
                                       previous positions). Executive Vice
                                       President (since July 2012) and General
                                       Counsel (since December 2010), AXA
                                       Equitable Life and Annuity Company.
                                       Executive Vice President (since June
                                       2012) and General Counsel (since
                                       December 2010), MONY Financial
                                       Services, Inc. Senior Executive Vice
                                       President and General Counsel (since
                                       November 2017), AXA Equitable Holdings,
                                       Inc. Chair of Directors of Life
                                       Insurance Council of New York, Inc.
-------------------------------------------------------------------------------

Jeffrey J. Hurd                        Senior Executive Director and Chief
                                       Operating Officer (since January 2018),
                                       AXA Equitable Financial Services, LLC
                                       and AXA Equitable. Senior Executive
                                       Vice President and Chief Operating
                                       Officer, AXA Financial, Inc., MONY
                                       America and AXA Equitable Holdings,
                                       Inc. (since January 2018). Executive
                                       Vice President and Chief Operating
                                       Officer (2016 to September 2017),
                                       American International Group (AIG);
                                       prior thereto, Executive Vice President
                                       and Chief Human Resources Officer
                                       (January 2010 -- 2016); Senior Vice
                                       President, Chief Administration Officer
                                       (April 2009 -- January 2010; Senior
                                       Vice President, Head of Asset
                                       Management Restructuring (January 2009
                                       -- January 2010).
-------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------

Anthony F. Recine                      Senior Vice President and Auditor
                                       (since September 2016); prior thereto,
                                       Senior Vice President, Chief Compliance
                                       Officer (February 2005 to September
                                       2016) and Deputy General Counsel
                                       (February 2010 to September 2016) of
                                       MONY America. Managing Director and
                                       Chief Auditor (since September 2016);
                                       prior thereto, Managing Director, Chief
                                       Compliance Officer and Deputy General
                                       Counsel (December 2012 to September
                                       2016), AXA Equitable and AXA Equitable
                                       Financial Services, LLC; prior thereto,
                                       Senior Vice President (February 2005 to
                                       September 2016). Chief Compliance
                                       Officer (February 2005 to September
                                       2016) and Deputy General Counsel
                                       (February 2010 to September 2016);
                                       prior thereto, Senior Vice President,
                                       Chief Compliance Officer and Associate
                                       General Counsel (February 2005 to
                                       February 2010). Senior Vice President,
                                       Chief Compliance Officer and Deputy
                                       General Counsel, AXA Financial (since
                                       May 2010). Vice President, Deputy
                                       General Counsel and Chief Litigation
                                       Counsel (2000 to February 2005) of The
                                       MONY Group, Inc.; prior thereto, Vice
                                       President and Chief Litigation Counsel
                                       (1990 to 2000). Senior Vice President,
                                       Chief Compliance Officer (February 2005
                                       to September 2013) and Deputy General
                                       Counsel (February 2010 to September
                                       2013) of MONY Life.
-------------------------------------------------------------------------------

Anders B. Malmstrom                    Senior Executive Vice President and
                                       Chief Financial Officer (since June
                                       2012), AXA Financial, Inc. and MONY
                                       America. Senior Executive Director and
                                       Chief Financial Officer, AXA Equitable
                                       (since December 2012); prior thereto,
                                       Senior Executive Vice President and
                                       Chief Financial Officer (June 2012 to
                                       December 2012). Director (since July
                                       2012), Senior Executive Director and
                                       Chief Financial Officer (since June
                                       2012), AXA Equitable Financial
                                       Services, LLC. Director (since
                                       July 2012), 1740 Advisers, Inc.
                                       Director, Chairman of the Board,
                                       President and Chief Executive Officer
                                       (since July 2012), ACMC, LLC. Director
                                       (July 2012), AXA Advisors, LLC. Senior
                                       Executive Vice President (since July
                                       2012) and Chief Financial Officer
                                       (since November 2017), AXA Equitable
                                       Holdings, Inc. (formerly known as AXA
                                       America Holdings, Inc.). Director and
                                       Chairman of the Board; Member of the
                                       Audit Committee (since July 2012), AXA
                                       Corporate Solutions Life Reinsurance
                                       Company. Director, AllianceBernstein
                                       Corporation (since May 2017). Director,
                                       Chairman of the Board and Chief
                                       Executive Officer (since July 2012),
                                       AXA Distribution Holding Corporation.
                                       Director (since July 2012) and Chairman
                                       of the Board (since August 2012);
                                       Member of the Audit Committee
                                       (Chairman) (since July), AXA Equitable
                                       Life and Annuity Company. Director and
                                       Chairman of the Board (since July
                                       2012), AXA RE Arizona Company. Director
                                       and Chairman of the Board (since
                                       January 2018), EQ AZ Life Re Company.
                                       Director, Chairman of the Board and
                                       Chief Executive Officer (since July
                                       2012), Financial Marketing Agency, Inc.
                                       Director (since July 2012), Chairman of
                                       the Board, President and Chief
                                       Executive Officer (since August 2012),
                                       MONY Financial Services, Inc. Director
                                       (since July 2012), MONY Financial
                                       Resources of the Americas Limited.
                                       Director (since July 2012), MONY
                                       International Holdings, LLC. Director
                                       (since December 2013), 1740 Advisors,
                                       Inc. Director (since September 2012),
                                       MONY Life Insurance Company of the
                                       Americas, Ltd. Director and Chairman of
                                       the Board; Member of the Audit
                                       Committee (Chairman) (since July 2012),
                                       U.S. Financial Life Insurance Company.
                                       Senior Executive Vice President and
                                       Chief Financial Officer, MONY Life
                                       (June 2012 to September 2013). Director
                                       and Chairman of the Board, CS Life Re
                                       Company (since November 2014).
                                       Director, AXA Strategic Ventures US,
                                       LLC (December 2014 to July 2016).
-------------------------------------------------------------------------------

Joshua E. Braverman                    Senior Executive Director (since
                                       December 2012), AXA Equitable and AXA
                                       Equitable Financial Services; prior
                                       thereto, Executive Vice President and
                                       Treasurer (September 2012 to
                                       September 20172),; prior thereto,
                                       Senior Vice President, Head of
                                       Derivatives (September 2009 to
                                       September 2012). Senior Executive Vice
                                       President (since May 2013) and
                                       Treasurer (from September 2012 --
                                       September 2017), AXA Financial, Inc.
                                       and MONY America; prior thereto,
                                       Executive Vice President and Treasurer
                                       (September 2012 to May 2013). Executive
                                       Vice President (since September 2012)
                                       and Treasurer, MONY Life (September
                                       2012 to September 2017). Director,
                                       Executive Vice President, Chief
                                       Financial Officer and Treasurer and
                                       Member of the Audit Committee (since
                                       September 2012), AXA Equitable Life and
                                       Annuity Company. Director, Executive
                                       Vice President, Chief Financial Officer
                                       and Treasurer and Member of the Audit
                                       Committee (since September 2012), U.S.
                                       Financial Life Insurance Company.
                                       Director, President, and Chief
                                       Executive Officer and Chairman of the
                                       Audit Committee (since September 2012),
                                       AXA Corporate Solutions Life
                                       Reinsurance Company. Director and
                                       Chairman of the Board (since
-------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------

Joshua E. Braverman (cont.)            September 2012), Equitable Casualty
                                       Insurance Company. Director, President
                                       and Chief Executive Officer (since
                                       September 2012), AXA RE Arizona
                                       Company. Director, President and Chief
                                       Executive Officer (since January 2018),
                                       EQ AZ Life Re Company. Director,
                                       President and Chief Financial Officer
                                       (since September 2012), AXA
                                       Distribution Holding Corporation.
                                       Director and President, MONY Life
                                       Insurance Company of the Americas
                                       Limited (since September 2012).
                                       Director, President and Treasurer
                                       (since September 2012), MONY
                                       International Holdings, LLC. Director,
                                       President and Treasurer (since
                                       September 2012), MBT, Ltd. Director,
                                       Chairman, President and Treasurer
                                       (since September 2012), MONY Financial
                                       Resources of the Americas Limited.
                                       Director, Executive Vice President,
                                       Chief Financial Officer and Treasurer
                                       (since September 2012), MONY Financial
                                       Services, Inc. Executive Vice President
                                       and Treasurer (since September 2012),
                                       1740 Advisors, Inc. Director, President
                                       and Chief Executive Officer, CS Life Re
                                       Company (since November 2014).
                                       Executive Vice President (since October
                                       2017), AXA Equitable Holdings, Inc.
                                       (formerly known as AXA America
                                       Holdings, Inc.) Director, President and
                                       Chief Executive Officer (since
                                       September 2012), AXA RE Arizona
                                       Company. Director, President and Chief
                                       Executive Officer (since January 2018),
                                       EQ AZ Life Re Company.
-------------------------------------------------------------------------------

Michael B. Healy                       Senior Executive Director and Chief
                                       Information Officer since February
                                       2017, AXA Equitable and AXA Equitable
                                       Financial Services; prior thereto,
                                       Executive Director (December 2012 to
                                       February 2017) and Chief Information
                                       Officer (since May 2011); Executive
                                       Vice President (May 2011 to December
                                       2012) and Chief Information Officer
                                       (since May 2011); Senior Vice President
                                       and Chief Information Officer
                                       (September 2010 to May 2011); Senior
                                       Vice President (September 2009 to
                                       November 2010). Currently, Senior
                                       Executive Vice President and Chief
                                       Information Officer (since February
                                       2017), AXA Financial and MONY America;
                                       prior thereto, Executive Vice President
                                       and Chief Information Officer (May 2011
                                       to February 2017), AXA Financial and
                                       MONY America; prior thereto, Senior
                                       Vice President and Chief Information
                                       Officer (November 2010 to May 2011);
                                       Senior Vice President (September 2009
                                       to November 2010). Executive Vice
                                       President and Chief Information Officer
                                       (May 2011 to September 2013), MONY
                                       Life; prior thereto, Senior Vice
                                       President and Chief Information Officer
                                       (November 2010 to May 2011); Senior
                                       Vice President (September 2009 to
                                       November 2010).
-------------------------------------------------------------------------------

Keith E. Floman                        Managing Director and Chief Actuary,
                                       AXA Equitable and AXA Equitable
                                       Financial Services (since December
                                       2012); prior thereto, Senior Vice
                                       President and Actuary (November 2008 to
                                       December 2012), Vice President and
                                       Senior Actuary (August 2006 to November
                                       2008). Senior Vice President and
                                       Actuary, MONY America (since November
                                       2008); prior thereto, Vice President
                                       and Senior Actuary (August 2006 to
                                       November 2008). Senior Vice President
                                       and Actuary, MONY Life (November 2008
                                       to September 2013); prior thereto, Vice
                                       President and Senior Actuary (August
                                       2006 to November 2008). Senior Vice
                                       President and Actuary, AXA Equitable
                                       Life and Annuity Company (since
                                       December 2008). Senior Vice President
                                       and Actuary (since January 2009) and
                                       Appointed Actuary (since May 2008),
                                       U.S. Financial Life Insurance Company.
                                       Senior Vice President, AXA Corporate
                                       Solutions Life Reinsurance Company
                                       (since July 2007). Director, Executive
                                       Vice President and Chief Financial
                                       Officer, AXA RE Arizona Company (since
                                       May 2013). Director and Chief Risk
                                       Officer (since January 2018), EQ AZ
                                       Life Re Company. Director, Financial
                                       Marketing Agency, Inc. (since May 2013).
-------------------------------------------------------------------------------

Kevin Molloy                           Senior Executive Vice President, AXA
                                       Financial and MONY America (since May
                                       2013). Senior Executive Director, AXA
                                       Equitable and AXA Equitable Financial
                                       Services (since May 2013). Director and
                                       Member of Audit Committee (since April
                                       2011), AXA Corporate Solutions Life
                                       Reinsurance Company (since March 2011).
                                       Senior Vice President (since October
                                       2014), AXA Distributors, LLC. Director
                                       and Member of Audit Committee (since
                                       March 2017), AXA Equitable Life and
                                       Annuity Company. Director (since March
                                       2017), CS Life RE Company. Director and
                                       Member of Audit Committee (since March
                                       2017), U.S. Financial Life Insurance
                                       Company.
-------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------

Jurgen Schwering                       Senior Vice President and Chief Risk
                                       Officer, AXA Financial, Inc. and MONY
                                       America (since November 2015); prior
                                       thereto, Senior Executive Vice
                                       President and Chief Risk Officer
                                       (February 2014 to November 2015).
                                       Managing Director and Chief Risk
                                       Officer, AXA Equitable and AXA
                                       Equitable Financial Services (since
                                       November 2015); prior thereto, Senior
                                       Executive Director and Chief Risk
                                       Officer (February 2014 to November
                                       2015). Senior Vice President
                                       (since January 2018), EQ AZ Life Re
                                       Company. Senior Vice President (since
                                       October 2017) and Chief Risk Officer
                                       (since February 2016), AXA Corporate
                                       Solutions Life Reinsurance Company.
                                       Executive Vice President and Chief Risk
                                       Officer (since April 2014), AXA RE
                                       Arizona Company. Executive Vice
                                       President and Chief Risk Officer (since
                                       June 2014). CS Life RE Company. Senior
                                       Vice President and Chief Risk Officer
                                       (since December 2016), U.S. Financial
                                       Life Insurance Company. Senior Vice
                                       President and Chief Risk Officer (since
                                       December 2016), AXA Equitable Life and
                                       Annuity Company. Member of the Board
                                       and Head of the Health Insurance, AXA
                                       Konzern AG (October 2012 to February
                                       2014).
-------------------------------------------------------------------------------

Robin M. Raju                          Senior Vice President and Treasurer,
                                       AXA Financial, Inc. (since September
                                       2017). Managing Director (since
                                       February 2015), AXA Equitable and AXA
                                       Equitable Financial Services. Senior
                                       Vice President and Treasurer (since
                                       October 2017), AXA Equitable Holdings,
                                       Inc. (formerly known as AXA America
                                       Holdings, Inc.). Director (since May
                                       2015), AXA Strategic Ventures
                                       Corporation. Senior Vice President
                                       (since February 2015), MONY America.
                                       Director (since April 2014) and Senior
                                       Vice President and Business Chief
                                       Financial Officer (since December
                                       2015), PlanConnect, LLC. Chief
                                       Financial Officer (since July 2015),
                                       Separate Account 166, LLC.
-------------------------------------------------------------------------------

Yun ("Julia") Zhang                    Vice President and Assistant Treasurer
                                       (since September 2014), AXA Financial,
                                       Inc. and MONY America (since September
                                       2017). Lead Director and Treasurer
                                       (since September 2017), AXA Equitable
                                       and AXA Equitable Financial Services
                                       (since September 2017). Vice President
                                       and Assistant Treasurer (since October
                                       2014, AXA Equitable Holdings, Inc.
                                       (formerly known as AXA America
                                       Holdings, Inc.); Vice President, Chief
                                       Financial Officer and Treasurer (since
                                       January 2018), EQ AZ Life Re Company.
                                       Vice President and Treasurer (since May
                                       2015), 1740 Advisers, Inc. Treasurer
                                       (since July 2015), Separate Account
                                       155, LLC. Treasurer (since October
                                       2014), J.M.R. Realty Services, Inc.
                                       Assistant Treasurer (since November
                                       2014), MONY Financial Resources of the
                                       Americas Limited. Vice President and
                                       Assistant Treasurer (since October
                                       2014), MBT Ltd. Vice President and
                                       Assistant Treasurer (since October
                                       2014), MONY International Holdings,
                                       LLC. Vice President and Assistant
                                       Treasurer (since October 2014), U.S.
                                       Financial Life Insurance Company. Vice
                                       President, Chief Financial Officer and
                                       Treasurer (since January 2018), EQ AZ
                                       Life Re Company. Treasurer (since
                                       October 2014), Equitable Structured
                                       Settlement Corp.

                                       Since October 2014, Vice President and
                                       Treasurer, 1285 Holdings, LLC, 787
                                       Holdings, LLC, ACMC, LLC, AXA Advisors,
                                       LLC, AXA Corporate Solutions Life
                                       Reinsurance Company, AXA Distribution
                                       Holding Corporation, AXA Network of
                                       Puerto Rico, Inc., AXA Network, LLC,
                                       AXA RE Arizona Company, CS Life RE
                                       Company, Equitable Casualty Insurance
                                       Company, Financial Marketing Agency,
                                       Inc., MONY Financial Services, Inc.,
                                       MONY Life Insurance Company of the
                                       Americas, Ltd., PlanConnect, LLC.
-------------------------------------------------------------------------------

Steven M. Joenk                        Senior Vice President and Chief
                                       Investment Officer, AXA Financial, Inc.
                                       and MONY America (since March 2017).
                                       Managing Director and Chief Investment
                                       Officer, AXA Equitable and AXA
                                       Equitable Financial Services (since
                                       March 2017). Director and President
                                       (since July 2004), 1740 Advisers, Inc.
                                       Director, Chairman of the Board,
                                       President and Chief Executive Officer
                                       (since February 2011), AXA Equitable
                                       Funds Management Group, LLC. Director
                                       (since January 2005), MONY Financial
                                       Resources of the Americas Limited.
                                       Senior Vice President and Chief
                                       Investment Officer (since April 2017).
                                       MONY Financial Services, Inc.; Director
                                       (since September 2012), MONY
                                       International Holdings, LLC. Senior
                                       Vice President and Chief Investment
                                       Officer (since April 2017),
                                       PlanConnect, LLC. Director (since May
                                       2017), ICI Mutual Insurance.
-------------------------------------------------------------------------------

                          FINANCIAL STATEMENTS INDEX

The financial statements of AXA Equitable included in this Statement of Additional Information should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the group annuity contract. They should not be considered as bearing upon the investment experience of the Funds. The financial statements of Separate Accounts No. 3 (Pooled), 4 (Pooled), 10 (Pooled) and 66 reflect applicable fees, charges and other expenses under the Program as in effect during the periods covered, as well as the charges against the accounts made in accordance with the terms of all other contracts participating in the respective separate accounts, if applicable.


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                         PAGE
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NOS.10 (POOLED),     Report of Independent Registered Public Accounting Firm.........................  FSA-1
4 (POOLED), 3 (POOLED)
AND 66 (POOLED)
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)      Statement of Assets and Liabilities, December 31, 2017..........................  FSA-2
                                      ---------------------------------------------------------------------------------------
                                      Statement of Operations for the Year Ended December 31, 2017....................  FSA-3
                                      ---------------------------------------------------------------------------------------
                                      Statements of Changes in Net Assets for the Years
                                      Ended December 31, 2017 and 2016................................................  FSA-4
                                      ---------------------------------------------------------------------------------------
                                      Portfolio of Investments, December 31, 2017.....................................  FSA-5
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)       Statement of Assets and Liabilities, December 31, 2017.......................... FSA-15
                                      ---------------------------------------------------------------------------------------
                                      Statement of Operations for the Year Ended December 31, 2017.................... FSA-16
                                      ---------------------------------------------------------------------------------------
                                      Statements of Changes in Net Assets for the Years
                                      Ended December 31, 2017 and 2016................................................ FSA-17
                                      ---------------------------------------------------------------------------------------
                                      Portfolio of Investments, December 31, 2017..................................... FSA-18
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)       Statement of Assets and Liabilities, December 31, 2017.......................... FSA-26
                                      ---------------------------------------------------------------------------------------
                                      Statements of Operations for the Year Ended December 31, 2017................... FSA-27
                                      ---------------------------------------------------------------------------------------
                                      Statements of Changes in Net Assets for the Years
                                      Ended December 31, 2017 and 2016................................................ FSA-28
                                      ---------------------------------------------------------------------------------------
                                      Portfolio of Investments, December 31, 2017..................................... FSA-29
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 66 (POOLED)      Statements of Assets and Liabilities, December 31, 2017......................... FSA-32
                                      ---------------------------------------------------------------------------------------
                                      Statements of Operations for the Year Ended December 31, 2017................... FSA-43
                                      ---------------------------------------------------------------------------------------
                                      Statements of Changes in Net Assets for the Years
                                      Ended December 31, 2017 and 2016................................................ FSA-51
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NOS. 10 (POOLED), 4  Notes to Financial Statements................................................... FSA-66
(POOLED), 3 (POOLED)
AND 66 (POOLED)
-----------------------------------------------------------------------------------------------------------------------------
AXA EQUITABLE LIFE INSURANCE          Reports of Independent Registered Public Accounting Firm........................    F-1
COMPANY
                                      ---------------------------------------------------------------------------------------
                                      Consolidated Balance Sheets as of December 31, 2017 and 2016....................    F-2
                                      ---------------------------------------------------------------------------------------
                                      Consolidated Statements of Earnings (Loss), Years
                                      Ended December 31, 2017, 2016 and 2015..........................................    F-4
                                      ---------------------------------------------------------------------------------------
                                      Consolidated and Comprehensive Income (Loss), Years
                                      Ended December 31, 2017, 2016 and 2015..........................................    F-5
                                      ---------------------------------------------------------------------------------------
                                      Consolidated Statements of Equity, Years
                                      Ended December 31, 2017, 2016 and 2015..........................................    F-6
                                      ---------------------------------------------------------------------------------------
                                      Consolidated Statements of Cash Flows, Years
                                      Ended December 31, 2017, 2016 and 2015..........................................    F-7
                                      ---------------------------------------------------------------------------------------
                                      Notes to Consolidated Financial Statements......................................   F-10
-----------------------------------------------------------------------------------------------------------------------------
                                      The financial statements of the Funds reflect fees, charges and other expenses of the Separate Accounts applicable to contracts under Members Retirement
                                      Program as in effect during the periods covered, as well as the expense charges made in accordance with the terms of all other contracts participating in the respective Funds.
-----------------------------------------------------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of AXA Equitable Life Insurance Company and the Contractowners of Separate Accounts 66, No. 10 (Pooled), No. 4 (Pooled), No. 3 (Pooled) of AXA Equitable Life Insurance Company

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities of each of the Variable Investment Options listed in the table below (constituting Separate Account No. 66, hereafter collectively referred to as the "Variable Investment Options"), including the portfolios of investments, of Separate Account No. 10 (Pooled), Separate Account No. 4 (Pooled) and Separate Account No. 3 (Pooled) (hereafter collectively referred to as the "Pooled Separate Accounts") as of December 31, 2017, the related statements of operations for the year ended December 31, 2017 and the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Variable Investment Options and Pooled Separate Accounts as of December 31, 2017 and the results of each of their operations for the year then ended and changes in each of their net assets for each of the two years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

 1290 VT DOUBLELINE DYNAMIC ALLOCATION  CHARTER/SM/ SMALL CAP VALUE
 1290 VT EQUITY INCOME                  EQ/BLACKROCK BASIC VALUE EQUITY
 1290 VT GAMCO MERGERS & ACQUISITIONS   EQ/CAPITAL GUARDIAN RESEARCH
 1290 VT GAMCO SMALL COMPANY VALUE      EQ/EQUITY 500 INDEX
 1290 VT SOCIALLY RESPONSIBLE           EQ/INTERMEDIATE GOVERNMENT BOND
 ALL ASSET GROWTH-ALT 20                EQ/INTERNATIONAL EQUITY INDEX
 AXA AGGRESSIVE ALLOCATION              EQ/LARGE CAP GROWTH INDEX
 AXA CONSERVATIVE ALLOCATION            EQ/MFS INTERNATIONAL GROWTH
 AXA CONSERVATIVE-PLUS ALLOCATION       EQ/MID CAP INDEX
 AXA GLOBAL EQUITY MANAGED VOLATILITY   EQ/MONEY MARKET
 AXA INTERNATIONAL CORE MANAGED
 VOLATILITY                             EQ/PIMCO ULTRA SHORT BOND
 AXA INTERNATIONAL VALUE MANAGED
 VOLATILITY                             EQ/QUALITY BOND PLUS
 AXA LARGE CAP GROWTH MANAGED
 VOLATILITY                             EQ/SMALL COMPANY INDEX
 AXA LARGE CAP VALUE MANAGED VOLATILITY EQ/T. ROWE PRICE GROWTH STOCK
 AXA MID CAP VALUE MANAGED VOLATILITY   MULTIMANAGER CORE BOND
 AXA MODERATE ALLOCATION                MULTIMANAGER TECHNOLOGY
 AXA MODERATE-PLUS ALLOCATION           TARGET 2015 ALLOCATION
 AXA/AB SMALL CAP GROWTH                TARGET 2025 ALLOCATION
 AXA/CLEARBRIDGE LARGE CAP GROWTH       TARGET 2035 ALLOCATION
 AXA/JANUS ENTERPRISE                   TARGET 2045 ALLOCATION
 CHARTER/SM/ MULTI-SECTOR BOND          TARGET 2055 ALLOCATION

BASIS FOR OPINIONS

These financial statements are the responsibility of AXA Equitable Life Insurance Company management. Our responsibility is to express an opinion on the Variable Investment Options' and Pooled Separate Accounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Investment Options and Pooled Separate Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, brokers, and transfer agents of the investee mutual funds or the investee mutual funds directly. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 16, 2018

We have served as the auditor of one or more of the Variable Investment Options in Separate Account 66 of AXA Equitable Life Insurance Company since 1997. We have served as the auditor of Separate Accounts No. 10 (Pooled), No. 4 (Pooled) and No. 3 (Pooled) of AXA Equitable Life Insurance Company since 1993.

                                     FSA-1

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2017

ASSETS:
Investments (Notes 2 and 3):
   Common stocks -- at fair value (cost: $12,430,403).............. $15,418,362
   Long-term debt securities -- at fair value (cost: $9,864,596)...  10,034,719
   Preferred stocks -- at fair value (cost: $26,648)...............      27,684
   Short-term debt securities -- at fair value (cost: $1,826,897)..   1,826,897
Cash...............................................................     131,103
Foreign cash (cost: $40,394).......................................      40,981
Interest and dividends receivable..................................      88,012
Receivable for investment securities sold..........................       1,579
Receivable from AXA Equitable's General Account....................       7,079
Fees receivable from Contractowners................................      14,648
                                                                    -----------
   Total assets....................................................  27,591,064
                                                                    -----------

LIABILITIES:
Payable for investments securities purchased.......................   1,648,569
Accrued custody and bank fees......................................       9,841
Administrative fees payable........................................          24
Asset management fee payable.......................................      24,895
Accrued expenses...................................................       6,545
                                                                    -----------
   Total liabilities...............................................   1,689,874
                                                                    -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION....... $25,901,190
                                                                    ===========

                UNITS OUTSTANDING UNIT VALUES
                ----------------- -----------
Institutional..            1      $40,173.25
RIA............        3,121          356.88
MRP............      287,064           85.39
EPP............          651          378.63

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-2

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2017

INVESTMENT INCOME (NOTE 2):
 Dividends (net of foreign taxes withheld of $18,418).............. $  384,640
 Interest..........................................................    253,978
                                                                    ----------
   Total investment income.........................................    638,618
                                                                    ----------

EXPENSES (NOTE 6):
 Investment management fees........................................   (127,604)
 Custody and bank fees.............................................    (18,704)
 Other operating expenses..........................................    (13,468)
                                                                    ----------
   Total expenses..................................................   (159,776)
                                                                    ----------

NET INVESTMENT INCOME (LOSS).......................................    478,842
                                                                    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS (NOTE 2):
 Net realized gain (loss) from investments and foreign currency transactions....................................................  1,646,496
 Change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.........  1,185,316
                                                                    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS.............................................  2,831,812
                                                                    ----------

NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO OPERATIONS... $3,310,654
                                                                    ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-3

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS


                                              YEAR ENDED        YEAR ENDED
                                           DECEMBER 31, 2017 DECEMBER 31, 2016
                                           ----------------- -----------------
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income (loss).............    $   478,842       $   531,866
 Net realized gain (loss) on investments
   and foreign currency transactions......      1,646,496           696,186
 Net change in unrealized appreciation
   (depreciation) of investments and
   foreign currency transactions..........      1,185,316           457,687
                                              -----------       -----------
   Net increase (decrease) in assets
    attributable to operations............      3,310,654         1,685,739
                                              -----------       -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Contributions............................      1,548,716         1,628,895
 Withdrawals..............................     (4,534,987)       (4,105,880)
 Asset management fees (Note 6)...........        (87,176)          (86,655)
 Administrative fees (Note 6).............       (171,376)         (198,499)
                                              -----------       -----------
   Net increase (decrease) in net assets
    attributable to contractowners
    transactions..........................     (3,244,823)       (2,762,139)
                                              -----------       -----------
INCREASE (DECREASE) IN NET ASSETS.........         65,831        (1,076,400)
NET ASSETS ATTRIBUTABLE TO
 CONTRACTOWNERS OR IN ACCUMULATION --
 BEGINNING OF PERIOD......................     25,835,359        26,911,759
                                              -----------       -----------

NET ASSETS ATTRIBUTABLE TO
 CONTRACTOWNERS OR IN ACCUMULATION --
 END OF PERIOD............................    $25,901,190       $25,835,359
                                              ===========       ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-4

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2017


COMPANY                                        SHARES U.S. $ VALUE
------------------------------------------------------------------
COMMON STOCKS -- 59.5%

FINANCIALS -- 10.8%

BANKS -- 5.5%
Bank of America Corp..........................  5,609   $  165,578
BNP Paribas SA................................    820       61,047
Citigroup, Inc................................   1470      109,383
Commerzbank AG/(a)/...........................   2960       44,190
DNB ASA.......................................  2,120       39,394
Erste Group Bank AG...........................    970       42,069
HSBC Holdings PLC.............................  11040      114,242
ING Groep NV..................................  2,740       50,337
Intesa Sanpaolo SpA (RSP).....................   6500       20,739
Intesa Sanpaolo SpA...........................  9,250       30,715
JPMorgan Chase & Co...........................  1,532      163,832
Lloyds Banking Group PLC...................... 60,880       55,933
Mediobanca SpA................................  3,180       36,060
Mitsubishi UFJ Financial Group, Inc...........  9,700       70,612
Mizuho Financial Group, Inc................... 41,200       74,510
Raiffeisen Bank International AG/(a)/.........  1,250       45,330
Resona Holdings, Inc..........................  7,300       43,509
Societe Generale SA...........................    830       42,825
Sumitomo Mitsui Financial Group, Inc..........  1,300       56,048
Wells Fargo & Co..............................  1,910      115,880
Westpac Banking Corp..........................  1,945       47,424
                                                        ----------
                                                         1,429,657
                                                        ----------
CAPITAL MARKETS -- 1.0%
3i Group PLC..................................  3,060       37,745
CME Group, Inc. -- Class A....................    190       27,749
Eaton Vance Corp..............................    800       45,112
Franklin Resources, Inc.......................    900       38,997
Goldman Sachs Group, Inc. (The)...............    330       84,071
Morgan Stanley................................    720       37,778
                                                        ----------
                                                           271,452
                                                        ----------
CONSUMER FINANCE -- 1.0%
Ally Financial, Inc...........................  1,300       37,908
American Express Co...........................    699       69,425
Capital One Financial Corp....................    568       56,561
Discover Financial Services...................    300       23,076
Synchrony Financial...........................   1620       62,548
                                                        ----------
                                                           249,518
                                                        ----------
DIVERSIFIED FINANCIAL SERVICES -- 1.1%
Berkshire Hathaway, Inc. -- Class B/(a)/......    668      132,411
Industrivarden AB -- Class C..................  1,370       33,859
Investor AB -- Class B........................    990       45,238
Kinnevik AB -- Class B........................  1,270       42,996
ORIX Corp.....................................   1600       26,983
                                                        ----------
                                                           281,487
                                                        ----------
INSURANCE -- 2.2%
Aegon NV......................................  7,630       48,519
Allianz SE (REG)..............................    320       73,289
Axis Capital Holdings Ltd.....................    620       31,161
Everest Re Group Ltd..........................    160       35,402
FNF Group.....................................  1,157       45,401
Hartford Financial Services Group, Inc. (The).    450       25,326
Lincoln National Corp.........................    480       36,898

COMPANY                                           SHARES U.S. $ VALUE
---------------------------------------------------------------------
INSURANCE (CONTINUED)
Muenchener Rueckversicherungs-Gesellschaft AG in
 Muenchen (REG)..................................    255   $   55,111
NN Group NV......................................    820       35,496
Prudential Financial, Inc........................    440       50,591
QBE Insurance Group Ltd..........................  2,630       21,884
RenaissanceRe Holdings Ltd.......................    300       37,677
Travelers Cos., Inc. (The).......................    274       37,165
Unum Group.......................................    690       37,874
                                                           ----------
                                                              571,794
                                                           ----------
Total Financials.................................           2,803,908
                                                           ----------
INFORMATION TECHNOLOGY -- 10.8%

COMMUNICATIONS EQUIPMENT -- 0.7%
Cisco Systems, Inc...............................    584       22,367
F5 Networks, Inc./(a)/...........................    160       20,995
Harris Corp......................................    190       26,914
Juniper Networks, Inc............................  1,120       31,920
Palo Alto Networks, Inc./(a)/....................    463       67,107
                                                           ----------
                                                              169,303
                                                           ----------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.3%
Corning, Inc.....................................  1,050       33,589
Hitachi Ltd......................................  6,000       46,560
                                                           ----------
                                                               80,149
                                                           ----------
INTERNET SOFTWARE & SERVICES -- 2.1%
Alphabet, Inc. -- Class A/(a)/...................    155      163,277
Alphabet, Inc. -- Class C/(a)/...................    145      151,728
Facebook, Inc. -- Class A/(a)/...................   1100      194,106
Twitter, Inc./(a)/...............................  1,930       46,339
                                                           ----------
                                                              555,450
                                                           ----------
IT SERVICES -- 1.5%
Accenture PLC -- Class A.........................    330       50,520
Alliance Data Systems Corp.......................    110       27,883
Cognizant Technology Solutions Corp. -- Class A..    380       26,988
First Data Corp. -- Class A/(a)/.................  2,250       37,597
Fujitsu Ltd......................................   5000       35,456
International Business Machines Corp.............    420       64,436
Visa, Inc. -- Class A............................  1,053      120,063
Western Union Co. (The) -- Class W...............  1,720       32,697
                                                           ----------
                                                              395,640
                                                           ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.6%
Applied Materials, Inc...........................  1,040       53,165
ASML Holding NV..................................    170       29,579
Broadcom Ltd.....................................    154       39,563
Intel Corp.......................................   1710       78,934
NVIDIA Corp......................................    310       59,985
Qorvo, Inc./(a)/.................................    460       30,636
Skyworks Solutions, Inc..........................    330       31,333
Texas Instruments, Inc...........................    330       34,465
Xilinx, Inc......................................    870       58,655
                                                           ----------
                                                              416,315
                                                           ----------
SOFTWARE -- 2.7%
Activision Blizzard, Inc.........................    650       41,158
Adobe Systems, Inc./(a)/.........................    490       85,868

                                     FSA-5

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017


COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
SOFTWARE (CONTINUED)
ANSYS, Inc./(a)/.............................    170   $   25,090
Check Point Software Technologies Ltd./(a)/..    310       32,122
Electronic Arts, Inc./(a)/...................    860       90,352
Microsoft Corp...............................  2,800      239,512
Oracle Corp..................................   1460       69,029
SAP SE.......................................    570       63,819
SS&C Technologies Holdings, Inc..............   1070       43,314
                                                       ----------
                                                          690,264
                                                       ----------
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 1.9%
Apple, Inc...................................  2,263      382,967
BlackBerry Ltd./(a)/.........................   2074       23,240
FUJIFILM Holdings Corp.......................  1,200       48,977
NEC Corp.....................................    800       21,555
Western Digital Corp.........................    230       18,292
                                                       ----------
                                                          495,031
                                                       ----------
Total Information Technology.................           2,802,152
                                                       ----------

INDUSTRIALS -- 7.9%

AEROSPACE & DEFENSE -- 1.7%
Boeing Co. (The).............................    340      100,269
Dassault Aviation SA.........................     20       31,122
Hexcel Corp..................................  1,240       76,694
Huntington Ingalls Industries, Inc...........    150       35,355
L3 Technologies, Inc.........................    183       36,207
Lockheed Martin Corp.........................    220       70,631
Textron, Inc.................................    910       51,497
Thales SA....................................    370       39,851
                                                       ----------
                                                          441,626
                                                       ----------
AIR FREIGHT & LOGISTICS -- 0.2%
Expeditors International of Washington, Inc..    680       43,989
                                                       ----------

AIRLINES -- 0.4%
Deutsche Lufthansa AG........................  1,080       39,693
Qantas Airways Ltd........................... 11,130       43,748
Southwest Airlines Co........................    360       23,562
                                                       ----------
                                                          107,003
                                                       ----------
BUILDING PRODUCTS -- 0.1%
Asahi Glass Co., Ltd.........................    800       34,587
                                                       ----------

COMMERCIAL SERVICES & SUPPLIES -- 0.4%
Copart, Inc./(a)/............................    810       34,984
Dai Nippon Printing Co., Ltd.................  1,500       33,402
Toppan Printing Co., Ltd.....................  3,000       27,106
                                                       ----------
                                                           95,492
                                                       ----------
CONSTRUCTION & ENGINEERING -- 0.6%
Jacobs Engineering Group, Inc................    670       44,194
Kajima Corp..................................  5,000       48,050
Taisei Corp..................................   1100       54,716
                                                       ----------
                                                          146,960
                                                       ----------
ELECTRICAL EQUIPMENT -- 0.3%
Rockwell Automation, Inc.....................    260       51,051
Vestas Wind Systems A/S......................    520       35,957
                                                       ----------
                                                           87,008
                                                       ----------

COMPANY                                     SHARES U.S. $ VALUE
---------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.5%
General Electric Co........................  3,680   $   64,216
NWS Holdings Ltd........................... 16,000       28,797
Roper Technologies, Inc....................    159       41,181
                                                     ----------
                                                        134,194
                                                     ----------
MACHINERY -- 1.9%
AGCO Corp..................................    560       40,001
ANDRITZ AG.................................    510       28,800
Atlas Copco AB.............................    970       41,941
Atlas Copco AB -- Class B..................    780       29,952
Caterpillar, Inc...........................    420       66,184
Deere & Co.................................    330       51,648
Hitachi Construction Machinery Co., Ltd....  1,100       39,874
IDEX Corp..................................    240       31,673
Mitsubishi Heavy Industries Ltd............    700       26,105
Oshkosh Corp...............................    396       35,992
Pentair PLC/(a)/...........................    540       38,135
Volvo AB -- Class B........................   1150       21,456
Yangzijiang Shipbuilding Holdings Ltd...... 28,000       30,727
                                                     ----------
                                                        482,488
                                                     ----------
PROFESSIONAL SERVICES -- 0.7%
Adecco Group AG/(a)/.......................    360       27,510
Capita PLC.................................  5,456       29,536
Experian PLC...............................   2260       49,912
Robert Half International, Inc.............    740       41,100
Wolters Kluwer NV..........................    790       41,215
                                                     ----------
                                                        189,273
                                                     ----------
ROAD & RAIL -- 0.7%
Canadian National Railway Co...............    650       53,771
Central Japan Railway Co...................    400       71,600
Knight-Swift Transportation Holdings, Inc..    564       24,658
Union Pacific Corp.........................    330       44,253
                                                     ----------
                                                        194,282
                                                     ----------
TRADING COMPANIES & DISTRIBUTORS -- 0.4%
ITOCHU Corp................................  2,400       44,750
Sumitomo Corp..............................  3,000       50,896
                                                     ----------
                                                         95,646
                                                     ----------
Total Industrials..........................           2,052,548
                                                     ----------

HEALTH CARE -- 7.3%

BIOTECHNOLOGY -- 1.3%
AbbVie, Inc................................    520       50,289
Amgen, Inc.................................    340       59,126
Biogen, Inc./(a)/..........................    170       54,157
Celgene Corp./(a)/.........................    670       69,921
Gilead Sciences, Inc.......................    930       66,625
United Therapeutics Corp./(a)/.............    280       41,426
                                                     ----------
                                                        341,544
                                                     ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.6%
Cochlear Ltd...............................    240       32,071
Cooper Cos., Inc. (The)....................    160       34,861
Intuitive Surgical, Inc./(a)/..............     80       29,195
Medtronic PLC..............................    270       21,803
Varian Medical Systems, Inc./(a)/..........    250       27,787
                                                     ----------
                                                        145,717
                                                     ----------

                                     FSA-6

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017


COMPANY                                  SHARES U.S. $ VALUE
------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 1.4%
Aetna, Inc..............................    230   $   41,490
Anthem, Inc.............................    270       60,753
Centene Corp./(a)/......................    410       41,361
Cigna Corp..............................    328       66,613
Express Scripts Holding Co./(a)/........    850       63,444
Humana, Inc.............................    180       44,652
UnitedHealth Group, Inc.................    250       55,115
                                                  ----------
                                                     373,428
                                                  ----------
HEALTH CARE TECHNOLOGY -- 0.3%
Cerner Corp./(a)/.......................    677       45,623
Veeva Systems, Inc. -- Class A/(a)/.....    500       27,640
                                                  ----------
                                                      73,263
                                                  ----------
LIFE SCIENCES TOOLS & SERVICES -- 0.2%
Illumina, Inc./(a)/.....................    200       43,698
                                                  ----------

PHARMACEUTICALS -- 3.5%
Allergan PLC............................    270       44,167
Astellas Pharma, Inc....................   1700       21,600
Bayer AG (REG)..........................    470       58,450
Bristol-Myers Squibb Co.................  1,230       75,374
Daiichi Sankyo Co., Ltd.................    800       20,806
GlaxoSmithKline PLC.....................  2,680       47,552
Johnson & Johnson.......................    640       89,421
Merck & Co., Inc........................    974       54,807
Novartis AG (REG).......................    880       74,051
Novo Nordisk A/S -- Class B.............  1,390       74,744
Otsuka Holdings Co., Ltd................    700       30,707
Perrigo Co. PLC.........................    490       42,708
Pfizer, Inc.............................  2,784      100,837
Roche Holding AG........................    405      102,401
Sanofi..................................    917       79,009
                                                  ----------
                                                     916,634
                                                  ----------
Total Health Care.......................           1,894,284
                                                  ----------

CONSUMER DISCRETIONARY -- 7.1%

AUTO COMPONENTS -- 0.2%
Lear Corp...............................    320       56,531
                                                  ----------

AUTOMOBILES -- 1.1%
Bayerische Motoren Werke AG.............    260       26,979
Ford Motor Co...........................   4810       60,077
General Motors Co.......................    990       40,580
Mazda Motor Corp........................   1400       18,713
Peugeot SA..............................  1,960       39,841
Subaru Corp.............................    800       25,372
Toyota Motor Corp.......................  1,200       76,493
                                                  ----------
                                                     288,055
                                                  ----------
DIVERSIFIED CONSUMER SERVICES -- 0.1%
Sotheby's/(a)/..........................    400       20,640
                                                  ----------

HOTELS, RESTAURANTS & LEISURE -- 1.4%
Carnival Corp...........................    570       37,831
Carnival PLC............................    370       24,391
Compass Group PLC.......................   2418       52,238
Darden Restaurants, Inc.................    500       48,010
Genting Singapore PLC...................  44800       43,788
Marriott International, Inc./MD --
 Class A................................    280       38,004

COMPANY                                  SHARES U.S. $ VALUE
------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE
 (CONTINUED)
Royal Caribbean Cruises Ltd.............    320   $   38,170
Starbucks Corp..........................    900       51,687
Tabcorp Holdings Ltd....................  6,435       27,987
                                                  ----------
                                                     362,106
                                                  ----------
HOUSEHOLD DURABLES -- 0.4%
Nikon Corp..............................  1,500       30,192
NVR, Inc./(a)/..........................     10       35,082
Persimmon PLC...........................  1,210       44,816
                                                  ----------
                                                     110,090
                                                  ----------
INTERNET & DIRECT MARKETING RETAIL --
 0.9%
Amazon.com, Inc./(a)/...................    150      175,421
Priceline Group, Inc. (The)/(a)/........     30       52,132
                                                  ----------
                                                     227,553
                                                  ----------
LEISURE PRODUCTS -- 0.1%
Sega Sammy Holdings, Inc................  2,200       27,311
                                                  ----------

MEDIA -- 0.5%
Comcast Corp. -- Class A................  1,080       43,254
Scripps Networks Interactive, Inc. --
 Class A................................    360       30,737
Walt Disney Co. (The)...................    590       63,431
                                                  ----------
                                                     137,422
                                                  ----------
MULTILINE RETAIL -- 0.5%
Kohl's Corp.............................    880       47,722
Nordstrom, Inc..........................    570       27,007
Target Corp.............................    780       50,895
                                                  ----------
                                                     125,624
                                                  ----------
SPECIALTY RETAIL -- 1.2%
Bed Bath & Beyond, Inc..................  1,450       31,886
Best Buy Co., Inc.......................    780       53,407
Dick's Sporting Goods, Inc..............    650       18,681
Foot Locker, Inc........................    470       22,034
Gap, Inc. (The).........................    840       28,610
Home Depot, Inc. (The)..................    250       47,382
Shimamura Co., Ltd......................    200       21,977
Tiffany & Co............................    320       33,264
TJX Cos., Inc. (The)....................    720       55,051
                                                  ----------
                                                     312,292
                                                  ----------
TEXTILES, APPAREL & LUXURY GOODS -- 0.7%
Hermes International....................     70       37,478
LVMH Moet Hennessy Louis Vuitton SE.....    160       46,998
Michael Kors Holdings Ltd./(a)/.........    760       47,842
VF Corp.................................    539       39,886
                                                  ----------
                                                     172,204
                                                  ----------
Total Consumer Discretionary............           1,839,828
                                                  ----------

CONSUMER STAPLES -- 4.9%

BEVERAGES -- 1.0%
Coca-Cola Amatil Ltd....................  4,170       27,693
Diageo PLC..............................  2,030       74,551
Monster Beverage Corp./(a)/.............  1,403       88,796
Pernod Ricard SA........................    370       58,564
                                                  ----------
                                                     249,604
                                                  ----------

                                     FSA-7

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017


COMPANY                              SHARES U.S. $ VALUE
--------------------------------------------------------
FOOD & STAPLES RETAILING -- 0.9%
CVS Health Corp.....................    895   $   64,888
Wal-Mart Stores, Inc................    910       89,862
Walgreens Boots Alliance, Inc.......    697       50,616
Wm Morrison Supermarkets PLC........ 10,003       29,756
                                              ----------
                                                 235,122
                                              ----------
FOOD PRODUCTS -- 1.0%
Bunge Ltd...........................    550       36,894
Hershey Co. (The)...................    410       46,539
Marine Harvest ASA..................  1,530       25,972
Nestle SA (REG).....................  1,085       93,280
NH Foods Ltd........................  1,000       24,365
Yamazaki Baking Co., Ltd............   1400       27,266
                                              ----------
                                                 254,316
                                              ----------
HOUSEHOLD PRODUCTS -- 0.5%
Colgate-Palmolive Co................    880       66,396
Procter & Gamble Co. (The)..........    698       64,132
                                              ----------
                                                 130,528
                                              ----------
PERSONAL PRODUCTS -- 0.3%
L'Oreal SA..........................    260       57,657
Unilever PLC........................    440       24,452
                                              ----------
                                                  82,109
                                              ----------
TOBACCO -- 1.2%
Altria Group, Inc...................  1,340       95,689
British American Tobacco PLC........  1,230       83,307
Philip Morris International, Inc....    960      101,424
Swedish Match AB....................    760       29,995
                                              ----------
                                                 310,415
                                              ----------
Total Consumer Staples..............           1,262,094
                                              ----------

ENERGY -- 3.4%

ENERGY EQUIPMENT & SERVICES -- 0.1%
TechnipFMC PLC......................    990       30,997
                                              ----------

OIL, GAS & CONSUMABLE FUELS -- 3.3%
BP PLC..............................   7640       53,700
Cameco Corp.........................  2,490       23,073
Chevron Corp........................    350       43,817
Eni SpA.............................  2,740       45,377
EQT Corp............................    760       43,259
Exxon Mobil Corp....................  1,892      158,247
HollyFrontier Corp..................    700       35,854
JXTG Holdings, Inc..................  7,400       47,565
Marathon Petroleum Corp.............    240       15,835
OMV AG..............................    600       38,063
Repsol SA...........................  3,460       61,140
Royal Dutch Shell PLC -- Class A....  1,520       50,694
Royal Dutch Shell PLC -- Class B....  1,355       45,716
Snam SpA............................   6820       33,427
Suncor Energy, Inc..................  1,120       41,253
TOTAL SA............................    990       54,691
Valero Energy Corp..................    630       57,904
                                              ----------
                                                 849,615
                                              ----------
Total Energy........................             880,612
                                              ----------

COMPANY                                         SHARES U.S. $ VALUE
-------------------------------------------------------------------
MATERIALS -- 2.5%

CHEMICALS -- 1.7%
BASF SE........................................    385     $ 42,241
Covestro AG....................................    380       39,158
Daicel Corp....................................  1,600       18,161
Koninklijke DSM NV.............................    410       39,196
LyondellBasell Industries NV -- Class A........    530       58,470
Mitsubishi Chemical Holdings Corp..............  5,000       54,722
Mitsubishi Gas Chemical Co., Inc...............  1,100       31,505
Mosaic Co. (The)...............................   1380       35,411
Orica Ltd......................................   1780       25,086
Potash Corp. of Saskatchewan, Inc..............   1510       31,069
Sika AG........................................      6       47,602
Tosoh Corp.....................................    700       15,796
                                                           --------
                                                            438,417
                                                           --------
METALS & MINING -- 0.7%
Fortescue Metals Group Ltd.....................  9,187       34,852
Newmont Mining Corp............................  1,220       45,774
Nippon Steel & Sumitomo Metal Corp.............  1,000       25,555
South32 Ltd.................................... 15,300       41,572
Teck Resources Ltd. -- Class B.................  1,080       28,333
                                                           --------
                                                            176,086
                                                           --------
PAPER & FOREST PRODUCTS -- 0.1%
UPM-Kymmene Oyj................................  1,160       36,040
                                                           --------
Total Materials................................             650,543
                                                           --------

UTILITIES -- 2.0%

ELECTRIC UTILITIES -- 1.4%
Chubu Electric Power Co., Inc..................  3,100       38,460
CLP Holdings Ltd...............................  3,500       35,796
Contact Energy Ltd............................. 10,270       40,596
Endesa SA......................................  1,580       33,819
Entergy Corp...................................    470       38,253
Fortum Oyj.....................................  2,210       43,774
Iberdrola SA...................................  7,690       59,578
Mighty River Power Ltd......................... 15,980       38,300
PG&E Corp./(a)/................................    830       37,209
                                                           --------
                                                            365,785
                                                           --------
GAS UTILITIES -- 0.1%
Gas Natural SDG SA.............................  1,490       34,414
                                                           --------

MULTI-UTILITIES -- 0.5%
AGL Energy Ltd.................................  1,050       19,946
Ameren Corp....................................    660       38,934
SCANA Corp.....................................    540       21,481
WEC Energy Group, Inc..........................    580       38,529
                                                           --------
                                                            118,890
                                                           --------
Total Utilities................................             519,089
                                                           --------

TELECOMMUNICATION SERVICES -- 1.5%

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.0%
AT&T, Inc......................................  1,490       57,931
Nippon Telegraph & Telephone Corp..............  1,700       79,942
Telefonica Deutschland Holding AG..............  4,980       24,943
Telenor ASA....................................  2,040       43,837

                                     FSA-8

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017


COMPANY                              SHARES   U.S. $ VALUE
----------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Telstra Corp., Ltd.................     9,490  $    26,892
TELUS Corp.........................       880       33,446
                                               -----------
                                                   266,991
                                               -----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.5%
NTT DOCOMO, Inc....................     2,000       47,298
Vodafone Group PLC.................    22,980       72,780
                                               -----------
                                                   120,078
                                               -----------
Total Telecommunication Services...                387,069
                                               -----------

REAL ESTATE -- 1.3%

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.3%
Host Hotels & Resorts, Inc.........     1,420       28,187
Stockland..........................    10,050       35,143
                                               -----------
                                                    63,330
                                               -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.0%
CA Immobilien Anlagen AG...........     1,320       40,902
City Developments Ltd..............     4,400       40,953
CK Asset Holdings Ltd..............     5,000       43,561
Kerry Properties Ltd...............     8,500       38,163
Sun Hung Kai Properties Ltd........     3,000       49,919
Wharf Holdings Ltd. (The)..........     4,000       13,786
Wheelock & Co., Ltd................     5,000       35,621
                                               -----------
                                                   262,905
                                               -----------
Total Real Estate..................                326,235
                                               -----------
Total Common Stocks
 (cost $12,430,403)................             15,418,362
                                               -----------

                                    PRINCIPAL
                                     AMOUNT
                                      (000)
----------------------------------------------------------
LONG-TERM DEBT SECURITIES -- 38.7%

GOVERNMENTS - TREASURIES -- 15.6%

UNITED STATES -- 15.6%
U.S. Treasury Bonds
 2.25%, 8/15/46....................   $    40       35,997
  2.50%, 2/15/46-5/15/46...........       130      124,077
  2.75%, 8/15/42-11/15/47..........        55       55,149
  2.875%, 5/15/43-11/15/46.........        56       57,784
  3.00%, 5/15/42-5/15/47...........       348      365,501
  3.125%, 2/15/43..................        35       37,598
  3.625%, 8/15/43-2/15/44..........        78       91,401
  4.625%, 2/15/40..................       164      218,069
  5.25%, 2/15/29...................        25       31,836
  5.375%, 2/15/31..................         5        6,642
U.S. Treasury Notes
 0.75%, 12/31/17...................       100      100,000
  0.875%, 3/31/18..................       606      605,148
  1.125%, 9/30/21..................       108      104,589
  1.25%, 10/31/21..................        87       83,894
  1.375%, 2/29/20-5/31/21..........       651      641,278
  1.50%, 8/31/18-11/30/19..........       343      341,585
  1.625%, 6/30/20-8/31/22..........       403      394,382
  1.75%, 12/31/20-6/30/22..........       305      300,105

                                          PRINCIPAL
                                           AMOUNT
                                            (000)   U.S. $ VALUE
----------------------------------------------------------------
UNITED STATES (CONTINUED)
  1.875%, 2/28/22-7/31/22................      $194   $  191,636
  2.125%, 12/31/22.......................       108      107,561
  2.25%, 8/15/27-11/15/27................       150      147,398
                                                      ----------
Total Governments -- Treasuries..........              4,041,630
                                                      ----------

MORTGAGE PASS-THROUGHS -- 9.4%

AGENCY FIXED RATE 30-YEAR -- 8.6%
Federal Home Loan Mortgage Corp. Gold
 4.00%, 2/01/46..........................        45       46,871
  Series 2007
  5.50%, 7/01/35.........................         6        6,792
  Series 2017
  4.00%, 7/01/44.........................        39       40,638
Federal National Mortgage Association
 3.00%, 2/01/45-12/01/46.................       344      344,228
  3.50%, 1/01/48, TBA....................       615      631,432
  4.00%, 12/01/40-10/01/43...............       107      112,794
  4.00%, 1/01/48, TBA....................       387      404,701
  4.50%, 1/01/48, TBA....................       286      304,277
  5.50%, 1/01/35.........................        11       12,291
  Series 2003
  5.50%, 4/01/33-7/01/33.................        23       25,391
  Series 2004
  5.50%, 4/01/34-11/01/34................        15       16,582
Government National Mortgage Association
 3.00%, 12/20/46.........................        60       60,930
  3.50%, 1/01/48, TBA....................       200      206,750
                                                      ----------
                                                       2,213,677
                                                      ----------

AGENCY FIXED RATE 15-YEAR -- 0.8%
Federal National Mortgage Association
 2.50%, 4/01/31-1/01/32..................       211      210,847
                                                      ----------
Total Mortgage Pass-Throughs.............              2,424,524
                                                      ----------

CORPORATES - INVESTMENT GRADE -- 9.3%/(B)/

INDUSTRIAL -- 5.1%

BASIC -- 0.2%
Dow Chemical Co. (The)
 7.375%, 11/01/29........................         5        6,678
Eastman Chemical Co.
 3.80%, 3/15/25..........................         8        8,328
Glencore Funding LLC
 4.125%, 5/30/23.........................         4        4,142
Mosaic Co. (The)
 5.625%, 11/15/43........................         5        5,412
Vale Overseas Ltd.
 6.875%, 11/21/36........................         5        6,115
Yamana Gold, Inc.
 4.95%, 7/15/24..........................        17       17,741
                                                      ----------
                                                          48,416
                                                      ----------
CAPITAL GOODS -- 0.0%
General Electric Co.
  Series D
  5.00%, 1/21/21/(c)/....................         7        7,228
                                                      ----------

                                     FSA-9

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

                                       PRINCIPAL
                                        AMOUNT
                                         (000)   U.S. $ VALUE
-------------------------------------------------------------
COMMUNICATIONS - MEDIA -- 0.8%
21st Century Fox America, Inc.
 3.00%, 9/15/22.......................       $55     $ 55,705
  4.50%, 2/15/21......................        25       26,503
Cox Communications, Inc.
 2.95%, 6/30/23.......................        11       10,828
RELX Capital, Inc.
 8.625%, 1/15/19......................        27       28,641
Time Warner Cable LLC
 4.125%, 2/15/21......................        30       30,869
  4.50%, 9/15/42......................        10        9,344
Time Warner, Inc.
 3.55%, 6/01/24.......................        19       19,285
  4.00%, 1/15/22......................         9        9,370
  4.70%, 1/15/21......................        10       10,580
                                                     --------
                                                      201,125
                                                     --------
COMMUNICATIONS - TELECOMMUNICATIONS -- 0.7%
AT&T, Inc.
 3.40%, 5/15/25.......................        55       54,145
  3.90%, 8/14/27......................        25       25,140
  4.125%, 2/17/26.....................        28       28,593
  5.15%, 2/14/50......................        10       10,086
British Telecommunications PLC........         9        9,080
  9.125%, 12/15/30/(d)/...............        12       17,903
Telefonica Emisiones SAU
 5.462%, 2/16/21......................        10       10,818
Verizon Communications, Inc.
 3.50%, 11/01/24......................        17       17,297
  5.50%, 3/16/47......................        10       11,392
                                                     --------
                                                      175,374
                                                     --------
CONSUMER CYCLICAL - AUTOMOTIVE -- 0.1%
General Motors Financial Co., Inc.
 3.10%, 1/15/19.......................        25       25,175
  3.25%, 5/15/18......................         2        2,008
  4.00%, 1/15/25......................         5        5,148
  4.30%, 7/13/25......................         5        5,207
                                                     --------
                                                       37,538
                                                     --------
CONSUMER CYCLICAL - RETAILERS -- 0.1%
CVS Health Corp.
 3.875%, 7/20/25......................        23       23,692
                                                     --------
CONSUMER NON-CYCLICAL -- 1.0%
Ahold Finance USA LLC
 6.875%, 5/01/29......................        24       29,628
Altria Group, Inc.
 2.625%, 1/14/20......................        30       30,194
AstraZeneca PLC
 6.45%, 9/15/37.......................        10       13,589
Becton Dickinson and Co.
 3.734%, 12/15/24.....................         7        7,156
Biogen, Inc.
 4.05%, 9/15/25.......................        24       25,414
Bunge Ltd. Finance Corp.
 8.50%, 6/15/19.......................         1        1,084
Gilead Sciences, Inc.
 3.65%, 3/01/26.......................        12       12,453

                                                   PRINCIPAL
                                                    AMOUNT
                                                     (000)   U.S. $ VALUE
-------------------------------------------------------------------------
CONSUMER NON-CYCLICAL (CONTINUED)
Laboratory Corp. of America Holdings
 3.60%, 2/01/25...................................       $10     $ 10,190
Medtronic, Inc.
 3.50%, 3/15/25...................................        30       31,171
Reynolds American, Inc.
 5.85%, 8/15/45...................................        12       14,971
Thermo Fisher Scientific, Inc.
 4.15%, 2/01/24...................................        13       13,781
Tyson Foods, Inc.
 2.65%, 8/15/19...................................        10       10,045
  3.95%, 8/15/24..................................        22       23,113
  4.50%, 6/15/22..................................        30       32,042
                                                                 --------
                                                                  254,831
                                                                 --------
ENERGY -- 1.4%
Cenovus Energy, Inc.
 3.00%, 8/15/22...................................         5        4,966
  5.70%, 10/15/19.................................         9        9,463
Ecopetrol SA
 5.875%, 5/28/45..................................         9        9,225
Encana Corp.
 3.90%, 11/15/21..................................        10       10,275
Energy Transfer LP
 6.70%, 7/01/18...................................        15       15,327
EnLink Midstream Partners LP
 5.05%, 4/01/45...................................        21       20,827
Enterprise Products Operating LLC
 3.35%, 3/15/23...................................        20       20,425
  3.70%, 2/15/26..................................        27       27,648
  5.20%, 9/01/20..................................        20       21,389
Kinder Morgan Energy Partners LP
 2.65%, 2/01/19...................................         8        8,017
  3.95%, 9/01/22..................................        36       37,126
  4.15%, 3/01/22..................................        11       11,430
  6.85%, 2/15/20..................................         9        9,763
Marathon Petroleum Corp.
 5.125%, 3/01/21..................................        11       11,787
Noble Energy, Inc.
 3.90%, 11/15/24..................................        21       21,693
ONEOK, Inc.
 4.25%, 2/01/22...................................        20       20,777
Phillips 66
 4.30%, 4/01/22...................................        21       22,307
Plains All American Pipeline LP/PAA Finance Corp.
 3.60%, 11/01/24..................................        28       27,264
TransCanada PipeLines Ltd.
 3.626%, 5/15/67/(e)/.............................        13       11,978
Valero Energy Corp.
 6.125%, 2/01/20..................................        17       18,240
Williams Partners LP
 3.90%, 1/15/25...................................         6        6,133
  4.125%, 11/15/20................................        16       16,564
                                                                 --------
                                                                  362,624
                                                                 --------
SERVICES -- 0.2%
eBay, Inc.
 3.80%, 3/09/22...................................         8        8,303

                                    FSA-10

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

                                             PRINCIPAL
                                              AMOUNT
                                               (000)   U.S. $ VALUE
-------------------------------------------------------------------
SERVICES (CONTINUED)
Expedia, Inc.
 3.80%, 2/15/28.............................       $17   $   16,437
S&P Global, Inc.
 4.40%, 2/15/26.............................        26       28,080
                                                         ----------
                                                             52,820
                                                         ----------
TECHNOLOGY -- 0.6%
Agilent Technologies, Inc.
 5.00%, 7/15/20.............................         7        7,434
Broadcom Corp./Broadcom Cayman Finance Ltd.
 3.625%, 1/15/24............................         5        4,974
  3.875%, 1/15/27...........................        11       10,852
Enterprise Services LLC
 7.45%, 10/15/29............................         5        6,207
Hewlett Packard Enterprise Co.
 2.10%, 10/04/19............................        16       15,879
  4.90%, 10/15/25/(f)/......................        25       26,338
HP, Inc.
 3.75%, 12/01/20............................         3        3,087
KLA-Tencor Corp.
 4.65%, 11/01/24............................        22       23,863
Lam Research Corp.
 2.80%, 6/15/21.............................        10       10,056
Motorola Solutions, Inc.
 3.50%, 3/01/23.............................        12       12,083
Seagate HDD Cayman
 4.75%, 1/01/25.............................        12       11,780
VMware, Inc.................................        11       10,981
  2.95%, 8/21/22............................         9        8,979
                                                         ----------
                                                            141,532
                                                         ----------
Total Industrial............................              1,305,180
                                                         ----------

FINANCIAL INSTITUTIONS -- 3.8%

BANKING -- 3.0%
Bank of America Corp.
 2.881%, 4/24/23............................        35       35,063
  3.824%, 1/20/28...........................        25       25,860
  4.20%, 8/26/24............................        17       17,920
  5.00%, 5/13/21............................        10       10,793
  Series G
  3.30%, 1/11/23............................        38       38,882
Capital One Financial Corp.
 3.30%, 10/30/24............................        25       24,911
  4.75%, 7/15/21............................        25       26,690
Citigroup, Inc.
 3.668%, 7/24/28............................        45       45,590
Compass Bank
 5.50%, 4/01/20.............................        35       36,817
Fifth Third Bancorp
 3.50%, 3/15/22.............................        12       12,356
Goldman Sachs Group, Inc. (The)
 2.35%, 11/15/21............................         7        6,892
  3.85%, 7/08/24............................        10       10,371
  5.75%, 1/24/22............................        55       60,948
  Series D
  6.00%, 6/15/20............................         7        7,562
  Series G
  7.50%, 2/15/19............................        35       36,993

                                               PRINCIPAL
                                                AMOUNT
                                                 (000)   U.S. $ VALUE
---------------------------------------------------------------------
BANKING (CONTINUED)
HSBC Holdings PLC
 4.00%, 3/30/22...............................       $30     $ 31,359
  5.10%, 4/05/21..............................        20       21,490
JPMorgan Chase & Co.
 3.22%, 3/01/25...............................        50       50,337
  3.625%, 5/13/24.............................        32       33,257
  3.782%, 2/01/28.............................        16       16,563
  4.40%, 7/22/20..............................        20       21,002
  4.50%, 1/24/22..............................        20       21,399
Morgan Stanley
 3.591%, 7/22/28..............................        25       25,230
  Series G
  3.75%, 2/25/23..............................        20       20,715
  5.50%, 7/28/21..............................        38       41,604
PNC Financial Services Group, Inc. (The)
 5.125%, 2/08/20..............................        15       15,839
Santander Holdings USA, Inc.
 4.40%, 7/13/27...............................        25       25,584
State Street Corp.
 3.70%, 11/20/23..............................        15       15,787
US Bancorp
  Series J
  5.30%, 4/15/27/(c)/.........................        12       12,972
Wells Fargo & Co.
 3.069%, 1/24/23..............................        20       20,178
                                                             --------
                                                              770,964
                                                             --------
FINANCE -- 0.1%
Synchrony Financial
 3.95%, 12/01/27..............................        25       24,894
                                                             --------
INSURANCE -- 0.5%
Anthem, Inc.
 3.30%, 1/15/23...............................        11       11,162
Guardian Life Insurance Co. of America (The)
 4.85%, 1/24/77...............................        13       14,236
Hartford Financial Services Group, Inc. (The)
 6.10%, 10/01/41..............................        18       23,969
Lincoln National Corp.
 8.75%, 7/01/19...............................         3        3,270
Massachusetts Mutual Life Insurance Co.
 8.875%, 6/01/39..............................         4        6,608
MetLife, Inc.
 7.717%, 2/15/19..............................        22       23,332
Nationwide Mutual Insurance Co.
 9.375%, 8/15/39..............................         5        8,516
Prudential Financial, Inc.
 4.50%, 11/15/20..............................        19       20,013
XLIT Ltd.
 6.25%, 5/15/27...............................        19       22,449
                                                             --------
                                                              133,555
                                                             --------
REITS -- 0.2%
Healthcare Trust of America Holdings LP
 2.95%, 7/01/22...............................        25       24,935
Host Hotels & Resorts LP
  Series D
  3.75%, 10/15/23.............................         3        3,053

                                    FSA-11

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

                                        PRINCIPAL
                                         AMOUNT
                                          (000)   U.S. $ VALUE
--------------------------------------------------------------
REITS (CONTINUED)
Welltower, Inc.
 4.00%, 6/01/25........................      $ 35   $   36,207
                                                    ----------
                                                        64,195
                                                    ----------
Total Financial Institutions...........                993,608
                                                    ----------

UTILITY -- 0.4%

ELECTRIC -- 0.2%
Berkshire Hathaway Energy Co.
 6.125%, 4/01/36.......................        25       33,527
Exelon Corp.
 5.10%, 6/15/45........................        10       11,831
Pacific Gas & Electric Co.
 4.50%, 12/15/41.......................        10       10,699
TECO Finance, Inc.
 5.15%, 3/15/20........................        10       10,521
                                                    ----------
                                                        66,578
                                                    ----------
NATURAL GAS -- 0.2%
NiSource Finance Corp.
 6.80%, 1/15/19........................         5        5,206
Sempra Energy
 4.05%, 12/01/23.......................        35       36,657
                                                    ----------
                                                        41,863
                                                    ----------
Total Utility..........................                108,441
                                                    ----------
Total Corporates -- Investment Grade...              2,407,229
                                                    ----------

AGENCIES -- 1.9%

AGENCY DEBENTURES -- 1.9%
Federal National Mortgage Association
 6.25%, 5/15/29........................        70       93,463
  6.625%, 11/15/30.....................       145      203,791
Residual Funding Corp. Principal Strip
 Zero Coupon, 7/15/20..................       210      198,277
                                                    ----------
Total Agencies.........................                495,531
                                                    ----------

INFLATION-LINKED SECURITIES -- 1.7%

UNITED STATES -- 1.7%
U.S. Treasury Inflation Index
 0.125%, 4/15/19-4/15/20 (TIPS)........       168      176,248
  0.25%, 1/15/25 (TIPS)................       103      106,281
  0.375%, 7/15/25 (TIPS)...............       144      149,997
                                                    ----------
Total Inflation-Linked Securities......                432,526
                                                    ----------

COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.4%

NON-AGENCY FIXED RATE CMBS -- 0.4%
Commercial Mortgage Trust
 Series 2013-CR6, Class A2
 2.122%, 3/10/46.......................         8        7,637
  Series 2015-PC1, Class A5
  3.902%, 7/10/50......................        38       40,243
UBS-Barclays Commercial Mortgage Trust
 Series 2012-C4, Class A5
 2.85%, 12/10/45.......................        30       30,106
WF-RBS Commercial Mortgage Trust
 Series 2013-C14, Class A5
 3.337%, 6/15/46.......................        17       17,779
                                                    ----------
                                                        95,765
                                                    ----------

                                                   PRINCIPAL
                                                    AMOUNT/
                                                    SHARES
                                                     (000)   U.S. $ VALUE
-------------------------------------------------------------------------
AGENCY CMBS -- 0.0%
Federal Home Loan Mortgage Corp. Multifamily
 Structured Pass Through Certificates
 Series K010, Class A1
 3.32%, 7/25/20...................................       $ 6  $     5,916
                                                              -----------
Total Commercial Mortgage-Backed Securities.......                101,681
                                                              -----------

LOCAL GOVERNMENTS - US MUNICIPAL BONDS -- 0.1%

UNITED STATES -- 0.1%
State of California
  Series 2010
  7.625%, 3/01/40.................................        25       39,111
                                                              -----------

QUASI-SOVEREIGNS -- 0.1%

MEXICO -- 0.1%
Petroleos Mexicanos
 5.375%, 3/13/22..................................        12       12,750
  6.50%, 3/13/27..................................        15       16,425
                                                              -----------
Total Quasi-Sovereigns............................                 29,175
                                                              -----------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%

NON-AGENCY FIXED RATE -- 0.1%
JP Morgan Alternative Loan Trust
  Series 2006-A3, Class 2A1
  3.78%, 7/25/36..................................        30       26,682
                                                              -----------

ASSET-BACKED SECURITIES -- 0.1%

HOME EQUITY LOANS - FIXED RATE -- 0.1%
Credit-Based Asset Servicing & Securitization LLC
  Series 2003-CB1, Class AF
  3.95%, 1/25/33..................................        11       10,869
                                                              -----------
HOME EQUITY LOANS - FLOATING RATE -- 0.0%
Asset Backed Funding Certificates Trust
  Series 2003-WF1, Class A2
  2.677%, 12/25/32/(e)/...........................         7        7,055
                                                              -----------
Total Asset-Backed Securities.....................                 17,924
                                                              -----------

EMERGING MARKETS - CORPORATE BONDS -- 0.0%

INDUSTRIAL -- 0.0%

CONSUMER NON-CYCLICAL -- 0.0%
Teva Pharmaceutical Finance Netherlands III BV
 3.15%, 10/01/26..................................        13       10,676
                                                              -----------

CORPORATES - NON-INVESTMENT GRADE -- 0.0%/(B)/

INDUSTRIAL -- 0.0%

ENERGY -- 0.0%
Diamond Offshore Drilling, Inc.
 4.875%, 11/01/43.................................        11        8,030
                                                              -----------
Total Long-Term Debt Securities
 (cost $9,864,596)................................             10,034,719
                                                              -----------

                                    FSA-12

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2017

COMPANY                                            SHARES U.S. $ VALUE
-----------------------------------------------------------------------
PREFERRED STOCK -- 0.1%

CONSUMER DISCRETIONARY -- 0.1%

AUTOMOBILES -- 0.1%
Bayerische Motoren Werke AG.......................    310  $    27,684
                                                           -----------
Total Preferred Stock (cost $26,648)..............              27,684
                                                           -----------

SHORT-TERM INVESTMENTS -- 7.1%

AGENCY DISCOUNT NOTES -- 7.1%
Federal Home Loan Bank Zero Coupon,
 1/05/18-3/16/18 (cost $1,826,897)................  1,829    1,826,897
                                                           -----------

TOTAL INVESTMENTS -- 105.4% (cost $24,148,544)....          27,307,662
Other assets less liabilities -- (5.4)%...........          (1,406,472)
                                                           -----------

NET ASSETS -- 100.0%..............................         $25,901,190
                                                           ===========

-----------
(a)Non-income producing security.
(b)Classification of investment grade and non-investment grade is unaudited.
(c)Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(d)Variable rate coupon, rate shown as of December 31, 2017.
(e)Floating Rate Security. Stated interest rate was in effect as of December 31, 2017.
(f)Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate was in effect as of December 31, 2017.

Glossary:
CMBS -- Commercial Mortgage-Backed Securities
REG -- Registered Shares
REIT -- Real Estate Investment Trust
RSP -- Revenue Sharing Program
TBA -- To Be Announced
TIPS -- Treasury Inflation Protected Security

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-13

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2017

                % OF TOTAL INVESTMENTS* COUNTRY DIVERSIFICATION
                ----------------------- -----------------------
                        73.9%           United States
                         6.0%           Japan
                         4.2%           United Kingdom
                         2.1%           France
                         1.9%           Germany
                         1.5%           Australia
                         1.4%           Switzerland
                         1.1%           Canada
                         1.1%           Netherlands
                         1.0%           Hong Kong
                         1.0%           Sweden
                         0.8%           Austria
                         0.8%           Spain
                         0.7%           Italy
                         2.5%           Other
                         ----
                        100.0%
                        ======
-----------
* All data are as of December 31, 2017. The Fund's country breakdown is expressed as a percentage of long-term investments and may vary over time. "Other" country weightings represent 0.4% or less in the following countries:
  Bermuda, Brazil, China, Colombia, Denmark, Finland, Israel, Mexico, New Zealand, Norway, and Singapore.

The accompanying notes are an integral part of these financial statements.

                                    FSA-14

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2017

ASSETS:
Investments (Notes 2 and 3):
 Common stocks -- at fair value (cost: $46,126,219)................ $86,357,914
Cash...............................................................   1,076,656
Dividends receivable...............................................      50,569
Receivable for investment securities sold..........................     115,924
Fees receivable from Contractowners................................       5,415
                                                                    -----------
   Total assets....................................................  87,606,478
                                                                    -----------

LIABILITIES:
Due to AXA Equitable's General Account.............................      33,817
Accrued custody and bank fees......................................       3,962
Administrative fees payable........................................           3
Asset management fee payable.......................................      70,615
Accrued expenses...................................................       4,442
Variation margin due to broker.....................................       3,290
                                                                    -----------
   Total liabilities...............................................     116,129
                                                                    -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION....... $87,490,349
                                                                    ===========
Amount retained by AXA Equitable in Separate Account No. 4......... $   385,819
Net assets attributable to contractowners..........................  46,041,019
Net assets allocated to contracts in payout period.................  41,063,511
                                                                    -----------
NET ASSETS......................................................... $87,490,349
                                                                    ===========

                          UNITS OUTSTANDING UNIT VALUES
                          ----------------- -----------
Institutional............       1,815       $23,901.55
RIA......................       1,525         2,205.03
MRP......................      45,979           851.21
EPP......................         702         2,287.93

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-15

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2017

INVESTMENT INCOME (NOTE 2):
  Dividends........................................................................ $ 1,188,094
                                                                                    -----------
   Total investment income.........................................................   1,188,094
                                                                                    -----------

EXPENSES (NOTE 6):
  Investment management fees.......................................................    (113,723)
  Custody and bank fees............................................................     (14,558)
  Other operating expenses.........................................................     (55,449)
                                                                                    -----------
   Total expenses..................................................................    (183,730)
                                                                                    -----------

NET INVESTMENT INCOME (LOSS).......................................................   1,004,364
                                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTE 2):
  Net realized gain (loss) from investments........................................   7,103,756
  Net realized gain (loss) on futures contracts....................................     111,414
  Change in unrealized appreciation (depreciation) of investments..................  13,087,577
  Change in unrealized appreciation (depreciation) on futures contracts............       5,671
                                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS.......  20,308,418
                                                                                    -----------

NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO OPERATIONS................... $21,312,782
                                                                                    ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-16

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS


                                             YEAR ENDED        YEAR ENDED
                                          DECEMBER 31, 2017 DECEMBER 31, 2016
                                          ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net Investment Income (Loss)............   $  1,004,364       $ 1,111,972
 Net realized gain (loss) on
   investments and futures contracts.....      7,215,170         7,966,929
 Net change in unrealized appreciation
   (depreciation) of investments and
   futures contracts.....................     13,093,248        (3,798,199)
                                            ------------       -----------
   Net increase (decrease) in assets
    attributable to operations...........     21,312,782         5,280,702
                                            ------------       -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Contributions...........................      5,487,796         1,928,231
 Withdrawals.............................    (13,055,850)       (9,533,165)
 Asset management fees (Note 6)..........        (63,319)          (59,223)
 Administrative fees (Note 6)............       (280,227)         (291,388)
                                            ------------       -----------
   Net increase (decrease) in net
    assets attributable to
    contractowners transactions..........     (7,911,600)       (7,955,545)
                                            ------------       -----------
   Net increase (decrease) in net
    assets attributable to AXA
    Equitable's transactions.............     (1,207,851)       (4,498,633)
                                            ------------       -----------
INCREASE (DECREASE) IN NET ASSETS........     12,193,331        (7,173,476)
NET ASSETS ATTRIBUTABLE TO
 CONTRACTOWNERS OR IN ACCUMULATION --
 BEGINNING OF PERIOD.....................     75,297,018        82,470,494
                                            ------------       -----------

NET ASSETS ATTRIBUTABLE TO
 CONTRACTOWNERS OR IN ACCUMULATION --
 END OF PERIOD...........................   $ 87,490,349       $75,297,018
                                            ============       ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-17

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2017

COMPANY                                            SHARES U.S. $ VALUE
----------------------------------------------------------------------
COMMON STOCKS -- 98.7%

INFORMATION TECHNOLOGY -- 37.4%

COMMUNICATIONS EQUIPMENT -- 0.3%
Arista Networks, Inc./(a)/........................    360   $   84,809
CommScope Holding Co., Inc./(a)/..................    606       22,925
F5 Networks, Inc./(a)/............................    420       55,112
Harris Corp.......................................    200       28,330
Motorola Solutions, Inc...........................     70        6,324
Palo Alto Networks, Inc./(a)/.....................    600       86,964
                                                            ----------
                                                               284,464
                                                            ----------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.7%
Amphenol Corp. -- Class A.........................  1,990      174,722
CDW Corp./DE......................................  1,011       70,254
Cognex Corp.......................................  1,080       66,053
Coherent, Inc./(a)/...............................    200       56,444
Corning, Inc......................................    300        9,597
FLIR Systems, Inc.................................    450       20,979
IPG Photonics Corp./(a)/..........................    260       55,674
National Instruments Corp.........................    540       22,480
Trimble, Inc./(a)/................................  1,290       52,426
Universal Display Corp............................    300       51,795
Zebra Technologies Corp. -- Class A/(a)/..........    340       35,292
                                                            ----------
                                                               615,716
                                                            ----------
INTERNET SOFTWARE & SERVICES -- 8.4%
Alphabet, Inc. -- Class A/(a)/....................  2,020    2,127,868
Alphabet, Inc. -- Class C/(a)/....................  2,041    2,135,702
CoStar Group, Inc./(a)/...........................    230       68,299
Facebook, Inc. -- Class A/(a)/.................... 15,710    2,772,187
GoDaddy, Inc. -- Class A/(a)/.....................    770       38,716
IAC/InterActiveCorp/(a)/..........................    460       56,249
LogMeIn, Inc......................................    210       24,045
Match Group, Inc./(a)/............................    240        7,514
Pandora Media, Inc./(a)/..........................  1,514        7,297
Twitter, Inc./(a)/................................    273        6,555
VeriSign, Inc./(a)/...............................    580       66,375
Zillow Group, Inc. -- Class A/(a)/................    230        9,370
Zillow Group, Inc. -- Class C/(a)/................    470       19,232
                                                            ----------
                                                             7,339,409
                                                            ----------
IT SERVICES -- 7.5%
Accenture PLC -- Class A..........................  4,160      636,855
Alliance Data Systems Corp........................    330       83,648
Automatic Data Processing, Inc....................  3,010      352,742
Black Knight, Inc./(a)/...........................    710       31,347
Booz Allen Hamilton Holding Corp..................    910       34,698
Broadridge Financial Solutions, Inc...............    770       69,747
Cognizant Technology Solutions Corp. -- Class A...  3,930      279,109
CoreLogic, Inc./United States/(a)/................    320       14,787
CSRA, Inc.........................................  1,070       32,014
DST Systems, Inc..................................     40        2,483
DXC Technology Co.................................   1900      180,310
Euronet Worldwide, Inc./(a)/......................    320       26,966
Fidelity National Information Services, Inc.......  1,260      118,553
First Data Corp. -- Class A/(a)/..................  3,047       50,915
Fiserv, Inc./(a)/.................................  1,430      187,516
FleetCor Technologies, Inc./(a)/..................    624      120,076
Gartner, Inc./(a)/................................    590       72,659
Genpact Ltd./(a)/.................................  1,000       31,740
Global Payments, Inc..............................  1,010      101,242

COMPANY                                            SHARES U.S. $ VALUE
----------------------------------------------------------------------
IT SERVICES (CONTINUED)
International Business Machines Corp..............  3,965   $  608,310
Jack Henry & Associates, Inc......................    520       60,819
Mastercard, Inc. -- Class A.......................  6,330      958,109
Paychex, Inc......................................  2,150      146,372
PayPal Holdings, Inc./(a)/........................  7,610      560,248
Sabre Corp........................................  1,080       22,140
Square, Inc. -- Class A/(a)/......................  1,628       56,443
Switch, Inc.......................................    179        3,256
Total System Services, Inc........................  1,200       94,908
Vantiv, Inc. -- Class A/(a)/......................  1,060       77,963
Visa, Inc. -- Class A............................. 12,430    1,417,269
Western Union Co. (The) -- Class W................  3,160       60,072
WEX, Inc./(a)/....................................    200       28,246
                                                            ----------
                                                             6,521,562
                                                            ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.7%
Advanced Micro Devices, Inc./(a)/.................  5,500       56,540
Analog Devices, Inc...............................  2,424      215,809
Applied Materials, Inc............................  7,220      369,086
Broadcom Ltd......................................  2,747      705,704
Cavium, Inc./(a)/.................................    450       37,724
Cypress Semiconductor Corp........................    150        2,286
KLA-Tencor Corp...................................  1,020      107,171
Lam Research Corp.................................  1,070      196,955
Maxim Integrated Products, Inc....................  1,880       98,286
Microchip Technology, Inc.........................  1,535      134,922
Micron Technology, Inc./(a)/......................  5,450      224,104
Microsemi Corp./(a)/..............................    600       30,990
NVIDIA Corp.......................................  3,840      743,040
NXP Semiconductors NV/(a)/........................  1,300      152,217
ON Semiconductor Corp./(a)/.......................  2,620       54,863
Qorvo, Inc./(a)/..................................    430       28,638
Skyworks Solutions, Inc...........................  1,230      116,788
Teradyne, Inc.....................................  1,200       50,244
Texas Instruments, Inc............................  6,690      698,704
Versum Materials, Inc.............................     30        1,136
Xilinx, Inc.......................................  1,550      104,501
                                                            ----------
                                                             4,129,708
                                                            ----------
SOFTWARE -- 8.9%
Activision Blizzard, Inc..........................  4,960      314,067
Adobe Systems, Inc./(a)/..........................  3,330      583,549
ANSYS, Inc./(a)/..................................    570       84,126
Atlassian Corp. PLC -- Class A/(a)/...............    490       22,305
Autodesk, Inc./(a)/...............................  1,140      119,506
Cadence Design Systems, Inc./(a)/.................  1,850       77,367
CDK Global, Inc...................................    890       63,439
Citrix Systems, Inc./(a)/.........................  1,000       88,000
Dell Technologies, Inc. -- Class V/(a)/...........  1,366      111,029
Electronic Arts, Inc./(a)/........................  2,020      212,221
Fortinet, Inc./(a)/...............................    970       42,379
Guidewire Software, Inc./(a)/.....................    180       13,367
Intuit, Inc.......................................  1,640      258,759
Manhattan Associates, Inc./(a)/...................    460       22,788
Microsoft Corp./(b)/.............................. 50,450    4,315,493
Oracle Corp.......................................  1,565       73,993
PTC, Inc./(a)/....................................    750       45,578
Red Hat, Inc./(a)/................................  1,190      142,919
salesforce.com, Inc./(a)/.........................  4,550      465,147
ServiceNow, Inc./(a)/.............................  1,127      146,950

                                    FSA-18

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

COMPANY                                                 SHARES U.S. $ VALUE
---------------------------------------------------------------------------
SOFTWARE (CONTINUED)
Splunk, Inc./(a)/......................................    910  $    75,385
SS&C Technologies Holdings, Inc........................  1,050       42,504
Symantec Corp..........................................  4,100      115,046
Synopsys, Inc./(a)/....................................     80        6,819
Tableau Software, Inc. -- Class A/(a)/.................    400       27,680
Take-Two Interactive Software, Inc./(a)/...............    700       76,846
Tyler Technologies, Inc./(a)/..........................    230       40,722
Ultimate Software Group, Inc. (The)/(a)/...............    190       41,464
VMware, Inc. -- Class A/(a)/...........................    470       58,900
Workday, Inc. -- Class A/(a)/..........................    880       89,531
                                                                -----------
                                                                  7,777,879
                                                                -----------
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 6.9%
Apple, Inc............................................. 35,010    5,924,742
NCR Corp./(a)/.........................................    770       26,172
NetApp, Inc............................................  1,550       85,746
Western Digital Corp...................................    250       19,883
                                                                  6,056,543
                                                                -----------
Total Information Technology...........................          32,725,281
                                                                -----------

CONSUMER DISCRETIONARY -- 18.0%

AUTO COMPONENTS -- 0.4%
Aptiv PLC..............................................  1,800      152,694
BorgWarner, Inc........................................    100        5,109
Delphi Technologies PLC/(a)/...........................    600       31,482
Gentex Corp............................................  1,190       24,931
Lear Corp..............................................    390       68,897
Visteon Corp./(a)/.....................................    220       27,531
                                                                -----------
                                                                    310,644
                                                                -----------
AUTOMOBILES -- 0.4%
Harley-Davidson, Inc...................................    810       41,213
Tesla, Inc./(a)/.......................................    867      269,941
Thor Industries, Inc...................................    320       48,230
                                                                -----------
                                                                    359,384
                                                                -----------
DISTRIBUTORS -- 0.1%
Genuine Parts Co.......................................    350       33,254
LKQ Corp./(a)/.........................................    290       11,794
Pool Corp..............................................    270       35,005
                                                                -----------
                                                                     80,053
                                                                -----------
DIVERSIFIED CONSUMER SERVICES -- 0.1%
Bright Horizons Family Solutions, Inc./(a)/............    350       32,900
H&R Block, Inc.........................................    200        5,244
Service Corp. International/US.........................  1,210       45,157
ServiceMaster Global Holdings, Inc./(a)/...............    861       44,144
                                                                -----------
                                                                    127,445
                                                                -----------
HOTELS, RESTAURANTS & LEISURE -- 3.3%
Aramark................................................    644       27,524
Chipotle Mexican Grill, Inc. -- Class A/(a)/...........    190       54,916
Choice Hotels International, Inc.......................    200       15,520
Darden Restaurants, Inc................................    840       80,657
Domino's Pizza, Inc....................................    340       64,246
Dunkin' Brands Group, Inc..............................    576       37,135
Extended Stay America, Inc.............................    700       13,300
Hilton Grand Vacations, Inc./(a)/......................    457       19,171
Hilton Worldwide Holdings, Inc.........................  1,291      103,099
Las Vegas Sands Corp...................................  2,420      168,166
Marriott International, Inc./MD -- Class A.............  2,108      286,119

COMPANY                                                 SHARES U.S. $ VALUE
---------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
McDonald's Corp........................................  5,498   $  946,316
MGM Resorts International/(a)/.........................    230        7,680
Six Flags Entertainment Corp...........................    420       27,959
Starbucks Corp.........................................  9,460      543,288
Vail Resorts, Inc......................................    270       57,367
Wendy's Co. (The)......................................  1,190       19,540
Wyndham Worldwide Corp.................................    660       76,474
Wynn Resorts Ltd.......................................    540       91,039
Yum China Holdings, Inc./(a)/..........................  2,120       84,842
Yum! Brands, Inc.......................................  2,320      189,335
                                                                 ----------
                                                                  2,913,693
                                                                 ----------
HOUSEHOLD DURABLES -- 0.4%
DR Horton, Inc.........................................  1,240       63,327
Leggett & Platt, Inc...................................    690       32,934
Mohawk Industries, Inc./(a)/...........................     40       11,036
NVR, Inc./(a)/.........................................     50      175,411
PulteGroup, Inc........................................    490       16,292
Tempur Sealy International, Inc./(a)/..................    110        6,896
Toll Brothers, Inc.....................................    470       22,569
Tupperware Brands Corp.................................    320       20,064
Whirlpool Corp.........................................     50        8,432
                                                                 ----------
                                                                    356,961
                                                                 ----------
INTERNET & DIRECT MARKETING RETAIL -- 5.1%
Amazon.com, Inc./(a)/..................................  2,680    3,134,180
Expedia, Inc...........................................    821       98,331
Liberty Expedia Holdings, Inc./(a)/....................     58        2,571
Liberty Interactive Corp. QVC Group -- Class A/(a)/....  1,540       37,607
Netflix, Inc./(a)/.....................................  2,763      530,385
Priceline Group, Inc. (The)/(a)/.......................    338      587,356
TripAdvisor, Inc./(a)/.................................    340       11,716
Wayfair, Inc. -- Class A/(a)/..........................    250       20,068
                                                                 ----------
                                                                  4,422,214
                                                                 ----------
LEISURE PRODUCTS -- 0.1%
Brunswick Corp./DE.....................................    450       24,849
Hasbro, Inc............................................    560       50,898
Mattel, Inc............................................    420        6,460
Polaris Industries, Inc................................    370       45,876
                                                                 ----------
                                                                    128,083
                                                                 ----------
MEDIA -- 3.2%
AMC Networks, Inc. -- Class A/(a)/.....................    320       17,306
Cable One, Inc.........................................     50       35,168
CBS Corp. -- Class B...................................  2,230      131,570
Charter Communications, Inc. -- Class A/(a)/...........    877      294,637
Comcast Corp. -- Class A............................... 29,310    1,173,865
DISH Network Corp. -- Class A/(a)/.....................  1,140       54,435
Interpublic Group of Cos., Inc. (The)..................  2,190       44,150
Lions Gate Entertainment Corp. -- Class A/(a)/.........    195        6,593
Lions Gate Entertainment Corp. -- Class B/(a)/.........    422       13,394
Live Nation Entertainment, Inc./(a)/...................    890       37,887
Madison Square Garden Co. (The) -- Class A/(a)/........     16        3,374
Omnicom Group, Inc.....................................  1,510      109,973
Regal Entertainment Group -- Class A...................    150        3,452
Scripps Networks Interactive, Inc. -- Class A..........    320       27,322
Sirius XM Holdings, Inc................................  9,280       49,741
Twenty-First Century Fox, Inc. -- Class A..............    340       11,740
Twenty-First Century Fox, Inc. -- Class B..............    120        4,094
Walt Disney Co. (The)..................................  7,190      772,997
                                                                 ----------
                                                                  2,791,698
                                                                 ----------

                                    FSA-19

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
MULTILINE RETAIL -- 0.3%
Dollar General Corp..........................    690  $    64,177
Dollar Tree, Inc./(a)/.......................  1,466      157,317
Nordstrom, Inc...............................    780       36,956
                                                      -----------
                                                          258,450
                                                      -----------
SPECIALTY RETAIL -- 3.6%
Advance Auto Parts, Inc......................    120       11,963
AutoZone, Inc./(a)/..........................    170      120,933
Burlington Stores, Inc./(a)/.................    270       33,218
CarMax, Inc./(a)/............................  1,220       78,239
Dick's Sporting Goods, Inc...................    440       12,646
Floor & Decor Holdings, Inc. -- Class A/(a)/.    130        6,328
Foot Locker, Inc.............................     60        2,813
Gap, Inc. (The)..............................     70        2,384
Home Depot, Inc. (The).......................  8,090    1,533,298
L Brands, Inc................................    240       14,453
Lowe's Cos., Inc.............................  5,668      526,784
Michaels Cos., Inc. (The)/(a)/...............    584       14,127
O'Reilly Automotive, Inc./(a)/...............    580      139,513
Ross Stores, Inc.............................  2,560      205,440
Sally Beauty Holdings, Inc./(a)/.............    300        5,628
TJX Cos., Inc. (The).........................  4,320      330,307
Tractor Supply Co............................    850       63,537
Ulta Salon Cosmetics & Fragrance, Inc./(a)/..    400       89,464
Williams-Sonoma, Inc.........................    110        5,687
                                                      -----------
                                                        3,196,762
                                                      -----------
TEXTILES, APPAREL & LUXURY GOODS -- 1.0%
Carter's, Inc................................    300       35,247
Hanesbrands, Inc.............................  2,420       50,602
Lululemon Athletica, Inc./(a)/...............    640       50,297
Michael Kors Holdings Ltd./(a)/..............     40        2,518
NIKE, Inc. -- Class B........................  8,870      554,818
Skechers U.S.A., Inc. -- Class A/(a)/........    370       14,001
Tapestry, Inc................................    300       13,269
Under Armour, Inc. -- Class A/(a)/...........    890       12,843
Under Armour, Inc. -- Class C/(a)/...........    899       11,975
VF Corp......................................  1,620      119,880
                                                      -----------
                                                          865,450
                                                      -----------
Total Consumer Discretionary.................          15,810,837
                                                      -----------

HEALTH CARE -- 12.6%

BIOTECHNOLOGY -- 4.5%
AbbVie, Inc.................................. 10,729    1,037,602
ACADIA Pharmaceuticals, Inc./(a)/............    600       18,066
Agios Pharmaceuticals, Inc./(a)/.............    250       14,293
Alexion Pharmaceuticals, Inc./(a)/...........  1,180      141,116
Alkermes PLC/(a)/............................  1,020       55,825
Alnylam Pharmaceuticals, Inc./(a)/...........    470       59,713
Amgen, Inc...................................  1,410      245,199
Biogen, Inc./(a)/............................  1,359      432,937
BioMarin Pharmaceutical, Inc./(a)/...........  1,170      104,329
Bioverativ, Inc./(a)/........................    689       37,151
Celgene Corp./(a)/...........................  5,206      543,298
Exelixis, Inc./(a)/..........................  1,900       57,760
Gilead Sciences, Inc.........................  6,237      446,819
Incyte Corp./(a)/............................  1,120      106,075
Intercept Pharmaceuticals, Inc./(a)/.........    100        5,842
Intrexon Corp./(a)/..........................    270        3,110
Ionis Pharmaceuticals, Inc./(a)/.............    810       40,743

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
BIOTECHNOLOGY (CONTINUED)
Neurocrine Biosciences, Inc./(a)/............    570   $   44,226
OPKO Health, Inc./(a)/.......................    200          980
Regeneron Pharmaceuticals, Inc./(a)/.........    540      203,018
Seattle Genetics, Inc./(a)/..................    640       34,240
TESARO, Inc./(a)/............................    250       20,717
Vertex Pharmaceuticals, Inc./(a)/............  1,680      251,765
                                                       ----------
                                                        3,904,824
                                                       ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.4%
ABIOMED, Inc./(a)/...........................    270       50,601
Align Technology, Inc./(a)/..................    540      119,982
Baxter International, Inc....................    270       17,453
Becton Dickinson and Co......................  1,794      384,024
Boston Scientific Corp./(a)/.................  9,160      227,076
Cooper Cos., Inc. (The)......................    270       58,828
DexCom, Inc./(a)/............................    570       32,712
Edwards Lifesciences Corp./(a)/..............  1,390      156,667
Hill-Rom Holdings, Inc.......................    420       35,402
Hologic, Inc./(a)/...........................  1,030       44,032
IDEXX Laboratories, Inc./(a)/................    570       89,137
Intuitive Surgical, Inc./(a)/................    760      277,354
Medtronic PLC................................    650       52,487
ResMed, Inc..................................    940       79,609
Stryker Corp.................................  2,270      351,487
Teleflex, Inc................................     50       12,441
Varian Medical Systems, Inc./(a)/............    590       65,578
West Pharmaceutical Services, Inc............    470       46,375
                                                       ----------
                                                        2,101,245
                                                       ----------
HEALTH CARE PROVIDERS & SERVICES -- 2.7%
Aetna, Inc...................................    690      124,469
AmerisourceBergen Corp. -- Class A...........  1,060       97,329
Centene Corp./(a)/...........................    122       12,307
Cigna Corp...................................  1,490      302,604
Express Scripts Holding Co./(a)/.............    220       16,421
HCA Healthcare, Inc./(a)/....................    110        9,662
Henry Schein, Inc./(a)/......................  1,040       72,675
Humana, Inc..................................    910      225,744
LifePoint Health, Inc./(a)/..................     50        2,490
McKesson Corp................................    140       21,833
Patterson Cos., Inc..........................     20          723
Premier, Inc. -- Class A/(a)/................     89        2,598
UnitedHealth Group, Inc......................  6,480    1,428,581
WellCare Health Plans, Inc./(a)/.............    270       54,300
                                                       ----------
                                                        2,371,736
                                                       ----------
HEALTH CARE TECHNOLOGY -- 0.2%
athenahealth, Inc./(a)/......................    270       35,921
Cerner Corp./(a)/............................  1,900      128,041
Veeva Systems, Inc. -- Class A/(a)/..........    728       40,244
                                                       ----------
                                                          204,206
                                                       ----------
LIFE SCIENCES TOOLS & SERVICES -- 1.0%
Agilent Technologies, Inc....................    480       32,146
Bio-Techne Corp..............................    250       32,387
Bruker Corp..................................    240        8,237
Charles River Laboratories International,
 Inc./(a)/...................................    320       35,024
Illumina, Inc./(a)/..........................  1,010      220,675
IQVIA Holdings, Inc./(a)/....................    601       58,838
Mettler-Toledo International, Inc./(a)/......    200      123,904
PerkinElmer, Inc.............................    100        7,312

                                    FSA-20

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES (CONTINUED)
QIAGEN NV/(a)/...............................    450  $    13,918
Thermo Fisher Scientific, Inc................  1,240      235,451
Waters Corp./(a)/............................    540      104,323
                                                      -----------
                                                          872,215
                                                      -----------
PHARMACEUTICALS -- 1.8%
Akorn, Inc./(a)/.............................    570       18,371
Bristol-Myers Squibb Co......................  5,440      333,363
Eli Lilly & Co...............................  6,570      554,903
Johnson & Johnson............................  2,760      385,627
Merck & Co., Inc.............................  1,000       56,270
Zoetis, Inc..................................  3,300      237,732
                                                      -----------
                                                        1,586,266
                                                      -----------
Total Health Care............................          11,040,492
                                                      -----------

INDUSTRIALS -- 12.5%

AEROSPACE & DEFENSE -- 3.0%
Boeing Co. (The).............................  3,753    1,106,797
General Dynamics Corp........................    740      150,553
HEICO Corp...................................    150       14,153
HEICO Corp. -- Class A.......................    312       24,664
Hexcel Corp..................................    380       23,503
Huntington Ingalls Industries, Inc...........    270       63,639
Lockheed Martin Corp.........................  1,510      484,785
Northrop Grumman Corp........................  1,110      340,670
Raytheon Co..................................    740      139,009
Rockwell Collins, Inc........................  1,107      150,131
TransDigm Group, Inc.........................    340       93,371
                                                      -----------
                                                        2,591,275
                                                      -----------
AIR FREIGHT & LOGISTICS -- 1.3%
CH Robinson Worldwide, Inc...................    920       81,963
Expeditors International of Washington, Inc..    810       52,399
FedEx Corp...................................  1,670      416,732
United Parcel Service, Inc. -- Class B.......  4,640      552,856
XPO Logistics, Inc./(a)/.....................    550       50,374
                                                      -----------
                                                        1,154,324
                                                      -----------
AIRLINES -- 0.4%
Alaska Air Group, Inc........................    660       48,517
American Airlines Group, Inc.................  1,250       65,038
Copa Holdings SA -- Class A..................     50        6,703
Southwest Airlines Co........................  3,750      245,437
                                                      -----------
                                                          365,695
                                                      -----------
BUILDING PRODUCTS -- 0.4%
Allegion PLC.................................    640       50,918
AO Smith Corp................................    940       57,603
Armstrong World Industries, Inc./(a)/........    250       15,138
Fortune Brands Home & Security, Inc..........    940       64,334
Lennox International, Inc....................    270       56,230
Masco Corp...................................  1,360       59,758
                                                      -----------
                                                          303,981
                                                      -----------
COMMERCIAL SERVICES & SUPPLIES -- 0.5%
Cintas Corp..................................    600       93,498
Clean Harbors, Inc./(a)/.....................    220       11,924
Copart, Inc./(a)/............................  1,330       57,443
KAR Auction Services, Inc....................    920       46,469
Rollins, Inc.................................    640       29,779
Waste Management, Inc........................  2,440      210,572
                                                      -----------
                                                          449,685
                                                      -----------

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
CONSTRUCTION & ENGINEERING -- 0.0%
Quanta Services, Inc./(a)/...................    210   $    8,213
                                                       ----------

ELECTRICAL EQUIPMENT -- 0.4%
Acuity Brands, Inc...........................    190       33,440
AMETEK, Inc..................................    240       17,393
BWX Technologies, Inc........................    620       37,504
Emerson Electric Co..........................    590       41,117
Hubbell, Inc.................................    250       33,835
Rockwell Automation, Inc.....................    870      170,824
Sensata Technologies Holding NV/(a)/.........    550       28,111
                                                       ----------
                                                          362,224
                                                       ----------
INDUSTRIAL CONGLOMERATES -- 2.0%
3M Co........................................  3,938      926,887
General Electric Co.......................... 10,140      176,943
Honeywell International, Inc.................  3,010      461,614
Roper Technologies, Inc......................    670      173,530
                                                       ----------
                                                        1,738,974
                                                       ----------
MACHINERY -- 2.5%
Allison Transmission Holdings, Inc...........    850       36,610
Caterpillar, Inc.............................  3,450      543,651
Cummins, Inc.................................    350       61,824
Deere & Co...................................  2,140      334,931
Donaldson Co., Inc...........................    790       38,671
Dover Corp...................................    100       10,099
Fortive Corp.................................  1,830      132,400
Gardner Denver Holdings, Inc./(a)/...........    400       13,572
Graco, Inc...................................  1,110       50,194
IDEX Corp....................................    470       62,026
Illinois Tool Works, Inc.....................  2,030      338,705
Ingersoll-Rand PLC...........................    840       74,920
Lincoln Electric Holdings, Inc...............    370       33,885
Middleby Corp. (The)/(a)/....................    390       52,630
Nordson Corp.................................    390       57,096
Parker-Hannifin Corp.........................    750      149,685
Snap-on, Inc.................................     50        8,715
Stanley Black & Decker, Inc..................    120       20,363
Toro Co. (The)...............................    660       43,052
WABCO Holdings, Inc./(a)/....................    320       45,920
Wabtec Corp./DE..............................    140       11,400
Welbilt, Inc./(a)/...........................    820       19,278
Xylem, Inc./NY...............................    620       42,284
                                                       ----------
                                                        2,181,911
                                                       ----------
PROFESSIONAL SERVICES -- 0.3%
Dun & Bradstreet Corp. (The).................    100       11,841
Equifax, Inc.................................    810       95,515
Robert Half International, Inc...............    810       44,987
TransUnion/(a)/..............................    960       52,762
Verisk Analytics, Inc. -- Class A/(a)/.......    997       95,712
                                                       ----------
                                                          300,817
                                                       ----------
ROAD & RAIL -- 1.2%
CSX Corp.....................................  5,250      288,802
JB Hunt Transport Services, Inc..............    590       67,838
Landstar System, Inc.........................    270       28,107
Old Dominion Freight Line, Inc./(a)/.........    270       35,519
Union Pacific Corp...........................  4,910      658,431
                                                       ----------
                                                        1,078,697
                                                       ----------

                                    FSA-21

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS -- 0.5%
Air Lease Corp...............................     20  $       962
Fastenal Co..................................  1,900      103,911
HD Supply Holdings, Inc./(a)/................  1,318       52,759
MSC Industrial Direct Co., Inc. -- Class A...    120       11,599
United Rentals, Inc./(a)/....................    570       97,989
Univar, Inc./(a)/............................    650       20,124
Watsco, Inc..................................    220       37,409
WW Grainger, Inc.............................    340       80,325
                                                      -----------
                                                          405,078
                                                      -----------
Total Industrials............................          10,940,874
                                                      -----------

CONSUMER STAPLES -- 6.7%

BEVERAGES -- 2.9%
Brown-Forman Corp. -- Class A................    300       20,172
Brown-Forman Corp. -- Class B................  1,090       74,850
Coca-Cola Co. (The).......................... 19,330      886,860
Constellation Brands, Inc. -- Class A........  1,080      246,856
Dr Pepper Snapple Group, Inc.................  1,180      114,531
Monster Beverage Corp./(a)/..................  2,740      173,415
PepsiCo, Inc.................................  8,357    1,002,171
                                                      -----------
                                                        2,518,855
                                                      -----------
FOOD & STAPLES RETAILING -- 1.1%
Costco Wholesale Corp........................  2,930      545,332
Kroger Co. (The).............................  3,250       89,212
Rite Aid Corp./(a)/..........................  3,260        6,422
Sprouts Farmers Market, Inc./(a)/............    876       21,331
Sysco Corp...................................  3,290      199,802
Walgreens Boots Alliance, Inc................  1,120       81,334
                                                      -----------
                                                          943,433
                                                      -----------
FOOD PRODUCTS -- 0.6%
Blue Buffalo Pet Products, Inc./(a)/.........    580       19,018
Campbell Soup Co.............................    770       37,045
General Mills, Inc...........................  2,750      163,047
Hershey Co. (The)............................    810       91,943
Kellogg Co...................................  1,510      102,650
Lamb Weston Holdings, Inc./(a)/..............    226       12,758
McCormick & Co., Inc./MD.....................    790       80,509
Pilgrim's Pride Corp./(a)/...................    300        9,318
TreeHouse Foods, Inc./(a)/...................    100        4,946
                                                      -----------
                                                          521,234
                                                      -----------
HOUSEHOLD PRODUCTS -- 0.7%
Church & Dwight Co., Inc.....................  1,630       81,777
Clorox Co. (The).............................    760      113,043
Colgate-Palmolive Co.........................    910       68,660
Energizer Holdings, Inc......................    380       18,232
Kimberly-Clark Corp..........................  2,050      247,353
Procter & Gamble Co. (The)...................    850       78,098
Spectrum Brands Holdings, Inc................    170       19,108
                                                      -----------
                                                          626,271
                                                      -----------
PERSONAL PRODUCTS -- 0.2%
Estee Lauder Cos., Inc. (The) -- Class A.....  1,440      183,226
Herbalife Ltd./(a)/..........................    450       30,474
Nu Skin Enterprises, Inc. -- Class A.........     50        3,411
                                                      -----------
                                                          217,111
                                                      -----------

COMPANY                                  SHARES U.S. $ VALUE
------------------------------------------------------------
TOBACCO -- 1.2%
Altria Group, Inc....................... 12,960   $  925,474
Philip Morris International, Inc........    947      100,050
                                                  ----------
                                                   1,025,524
                                                  ----------
Total Consumer Staples..................           5,852,428
                                                  ----------

MATERIALS -- 3.7%

CHEMICALS -- 2.7%
Albemarle Corp..........................    150       19,184
Axalta Coating Systems Ltd./(a)/........  1,407       45,531
Celanese Corp. -- Class A...............    550       58,894
Chemours Co. (The)......................  1,200       60,072
DowDuPont, Inc..........................  7,470      532,013
Ecolab, Inc.............................  1,736      232,936
FMC Corp................................    890       84,247
Huntsman Corp...........................    650       21,639
International Flavors & Fragrances, Inc.    540       82,409
LyondellBasell Industries NV -- Class A.    950      104,804
Monsanto Co.............................  2,953      344,851
NewMarket Corp..........................     50       19,870
Platform Specialty Products Corp./(a)/..    650        6,448
PPG Industries, Inc.....................  1,580      184,576
Praxair, Inc............................  1,680      259,862
RPM International, Inc..................    770       40,363
Scotts Miracle-Gro Co. (The) -- Class A.    270       28,887
Sherwin-Williams Co. (The)..............    570      233,723
Westlake Chemical Corp..................    100       10,653
WR Grace & Co...........................    450       31,559
                                                  ----------
                                                   2,402,521
                                                  ----------
CONSTRUCTION MATERIALS -- 0.3%
Eagle Materials, Inc....................    320       36,256
Martin Marietta Materials, Inc..........    390       86,205
Vulcan Materials Co.....................    830      106,547
                                                  ----------
                                                     229,008
                                                  ----------
CONTAINERS & PACKAGING -- 0.6%
AptarGroup, Inc.........................    100        8,628
Ardagh Group SA.........................     50        1,055
Avery Dennison Corp.....................    570       65,470
Ball Corp...............................  1,240       46,934
Berry Global Group, Inc./(a)/...........    840       49,283
Crown Holdings, Inc./(a)/...............    610       34,312
Graphic Packaging Holding Co............  1,460       22,557
International Paper Co..................  2,500      144,850
Owens-Illinois, Inc./(a)/...............    840       18,623
Packaging Corp. of America..............    640       77,152
Sealed Air Corp.........................    640       31,552
Silgan Holdings, Inc....................    450       13,226
                                                  ----------
                                                     513,642
                                                  ----------
METALS & MINING -- 0.1%
Freeport-McMoRan, Inc./(a)/.............  1,780       33,749
Royal Gold, Inc.........................    120        9,854
Southern Copper Corp....................    488       23,156
Steel Dynamics, Inc.....................    170        7,332
                                                  ----------
                                                      74,091
                                                  ----------
Total Materials.........................           3,219,262
                                                  ----------

                                    FSA-22

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

COMPANY                                 SHARES U.S. $ VALUE
-----------------------------------------------------------
FINANCIALS -- 3.4%

BANKS -- 0.2%
Bank of the Ozarks, Inc................    325   $   15,746
East West Bancorp, Inc.................     50        3,042
First Republic Bank/CA.................    850       73,644
Pinnacle Financial Partners, Inc.......    150        9,945
Signature Bank/New York NY/(a)/........    220       30,197
SVB Financial Group/(a)/...............    270       63,118
Western Alliance Bancorp/(a)/..........    350       19,817
                                                 ----------
                                                    215,509
                                                 ----------
CAPITAL MARKETS -- 1.9%
Ameriprise Financial, Inc..............    920      155,912
BGC Partners, Inc. -- Class A..........    350        5,289
CBOE Global Markets, Inc...............    750       93,442
Charles Schwab Corp. (The).............  6,300      323,631
Eaton Vance Corp.......................    700       39,473
FactSet Research Systems, Inc..........    280       53,973
Federated Investors, Inc. -- Class B...    170        6,134
Intercontinental Exchange, Inc.........  1,830      129,125
Invesco Ltd............................    370       13,520
Lazard Ltd. -- Class A.................    700       36,750
Legg Mason, Inc........................    100        4,198
LPL Financial Holdings, Inc............    574       32,798
MarketAxess Holdings, Inc..............    270       54,472
Moody's Corp...........................  1,140      168,275
MSCI, Inc. -- Class A..................    590       74,659
Raymond James Financial, Inc...........    200       17,860
S&P Global, Inc........................  1,750      296,450
SEI Investments Co.....................    860       61,800
State Street Corp......................    100        9,761
T. Rowe Price Group, Inc...............    260       27,282
TD Ameritrade Holding Corp.............  1,510       77,206
                                                 ----------
                                                  1,682,010
                                                 ----------
CONSUMER FINANCE -- 0.1%
Capital One Financial Corp.............    200       19,916
Credit Acceptance Corp./(a)/...........    100       32,348
                                                 ----------
                                                     52,264
                                                 ----------
DIVERSIFIED FINANCIAL SERVICES -- 0.1%
IHS Markit Ltd./(a)/...................  1,450       65,467
Leucadia National Corp.................    500       13,245
Morningstar, Inc.......................    100        9,697
Voya Financial, Inc....................     50        2,474
                                                 ----------
                                                     90,883
                                                 ----------
INSURANCE -- 1.1%
Allstate Corp. (The)...................    650       68,061
American International Group, Inc......    700       41,706
Aon PLC................................  1,760      235,840
Arch Capital Group Ltd./(a)/...........    100        9,077
Arthur J Gallagher & Co................    810       51,257
Aspen Insurance Holdings Ltd...........    100        4,060
Assurant, Inc..........................     50        5,042
Erie Indemnity Co. -- Class A..........    120       14,621
Marsh & McLennan Cos., Inc.............  3,460      281,609
Progressive Corp. (The)................  3,870      217,958
RenaissanceRe Holdings Ltd.............     50        6,280
XL Group Ltd...........................    520       18,283
                                                 ----------
                                                    953,794
                                                 ----------
Total Financials.......................           2,994,460
                                                 ----------

COMPANY                              SHARES U.S. $ VALUE
--------------------------------------------------------
REAL ESTATE -- 2.5%

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) -- 2.4%
American Tower Corp.................  2,830   $  403,756
Boston Properties, Inc..............    170       22,105
CoreSite Realty Corp................    200       22,780
Crown Castle International Corp.....  2,718      301,725
CubeSmart...........................    810       23,425
CyrusOne, Inc.......................    500       29,765
Digital Realty Trust, Inc...........  1,019      116,064
Douglas Emmett, Inc.................    750       30,795
Equinix, Inc........................    564      255,616
Equity LifeStyle Properties, Inc....    550       48,961
Extra Space Storage, Inc............    670       58,592
Federal Realty Investment Trust.....    190       25,234
Gaming and Leisure Properties, Inc..    430       15,910
Hudson Pacific Properties, Inc......    100        3,425
Iron Mountain, Inc..................  1,530       57,727
Lamar Advertising Co. -- Class A....    490       36,378
Outfront Media, Inc.................    100        2,320
Public Storage......................    980      204,820
SBA Communications Corp./(a)/.......    790      129,054
Simon Property Group, Inc...........  1,919      329,569
Tanger Factory Outlet Centers, Inc..     10          265
Taubman Centers, Inc................    150        9,815
                                              ----------
                                               2,128,101
                                              ----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
CBRE Group, Inc. -- Class A/(a)/....    850       36,813
                                              ----------
Total Real Estate...................           2,164,914
                                              ----------

TELECOMMUNICATION SERVICES -- 1.0%

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.9%
Verizon Communications, Inc......... 13,730      726,729
Zayo Group Holdings, Inc./(a)/......  1,245       45,816
                                              ----------
                                                 772,545
                                              ----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
T-Mobile US, Inc./(a)/..............  1,190       75,577
                                              ----------
Total Telecommunication Services....             848,122
                                              ----------

ENERGY -- 0.9%

ENERGY EQUIPMENT & SERVICES -- 0.2%
Halliburton Co......................  3,900      190,593
RPC, Inc............................    350        8,935
                                              ----------
                                                 199,528
                                              ----------
OIL, GAS & CONSUMABLE FUELS -- 0.7%
Antero Resources Corp./(a)/.........    750       14,250
Apache Corp.........................    130        5,489
Cabot Oil & Gas Corp................  2,150       61,490
Cheniere Energy, Inc./(a)/..........    900       48,456
Chesapeake Energy Corp./(a)/........    370        1,465
Cimarex Energy Co...................    600       73,206
Continental Resources, Inc./OK/(a)/.    250       13,242
Devon Energy Corp...................    210        8,694
Diamondback Energy, Inc./(a)/.......    140       17,675
EOG Resources, Inc..................    370       39,927
EQT Corp............................    203       11,555
Gulfport Energy Corp./(a)/..........    100        1,276
Laredo Petroleum, Inc./(a)/.........  1,050       11,140
Newfield Exploration Co./(a)/.......  1,320       41,620

                                    FSA-23

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2017

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
ONEOK, Inc...............................  2,491  $   133,144
Parsley Energy, Inc. -- Class A/(a)/.....    980       28,851
RSP Permian, Inc./(a)/...................    400       16,272
Williams Cos., Inc. (The)................    787       23,996
                                                  -----------
                                                      551,748
                                                  -----------
Total Energy.............................             751,276
                                                  -----------

UTILITIES -- 0.0%

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 0.0%
NRG Energy, Inc..........................    350        9,968
                                                  -----------

TOTAL INVESTMENTS -- 98.7%
  (cost $46,126,219).....................          86,357,914
Other assets less liabilities -- 1.3%....           1,132,435
                                                  -----------

NET ASSETS -- 100.0%                              $87,490,349
                                                  ===========

                     NUMBER OF EXPIRATION ORIGINAL     VALUE AT       UNREALIZED
       TYPE          CONTRACTS   MONTH     VALUE   DECEMBER 31, 2017 APPRECIATION
        ----         --------- ---------- -------- ----------------- ------------
PURCHASED CONTRACTS
S&P 500 Index Mini..     7     March 2018 $932,084     $936,600         $4,516

-----------
(a)Non-income producing security.
(b)Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

   Glossary:
   CBOE -- Chicago Board Options Exchange
   MSCI -- Morgan Stanley Capital International
   REIT -- Real Estate Investment Trust
-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-24

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2017

                % OF TOTAL INVESTMENTS* COUNTRY DIVERSIFICATION
                ----------------------- -----------------------
                        99.7%           United States
                         0.3%           Singapore
                         ----
                        100.0%
                        ======
-----------
* All data are as of December 31, 2017. The Fund's country breakdown is expressed as a percentage of long-term investments and may vary over time.

The accompanying notes are an integral part of these financial statements.

                                    FSA-25

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2017

ASSETS:
Investments (Notes 2 and 3):
 Common stocks -- at fair value (cost: $17,794,014).............. $22,363,206
Cash.............................................................     855,160
Dividends receivable.............................................       2,813
Receivable from AXA Equitable's General Account..................       1,383
Fees receivable from Contractowners..............................      11,934
                                                                  -----------
   Total assets..................................................  23,234,496
                                                                  -----------

LIABILITIES:
Payable for investments securities purchased.....................      46,060
Accrued custody and bank fees....................................       1,427
Administrative fees payable......................................          39
Asset management fee payable.....................................      23,389
Accrued expenses.................................................       3,427
                                                                  -----------
   Total liabilities.............................................      74,342
                                                                  -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION..... $23,160,154
                                                                  ===========

               UNITS OUTSTANDING UNIT VALUES
               ----------------- -----------
Institutional.           12      $77,379.57
RIA...........        1,523          687.48
MRP...........      151,206          139.86

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-26

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2017

INVESTMENT INCOME (NOTE 2):
 Dividends.................................................... $   75,530
                                                               ----------
   Total investment income....................................     75,530
                                                               ----------

EXPENSES (NOTE 6):
 Investment management fees...................................   (133,396)
 Custody and bank fees........................................     (1,392)
 Other operating expenses.....................................     (3,785)
                                                               ----------
   Total expenses.............................................   (138,573)
                                                               ----------

NET INVESTMENT INCOME (LOSS)..................................    (63,043)
                                                               ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
 Net realized gain (loss) from investments....................  2,949,445
 Change in unrealized appreciation (depreciation) of
   investments................................................  3,181,758
                                                               ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS........  6,131,203
                                                               ----------

NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO
 OPERATIONS................................................... $6,068,160
                                                               ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-27

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                          YEAR ENDED        YEAR ENDED
                                                                                       DECEMBER 31, 2017 DECEMBER 31, 2016
                                                                                       ----------------- -----------------
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)........................................................    $   (63,043)      $    (7,283)
  Net realized gain (loss) on investments.............................................      2,949,445        (1,169,121)
  Net change in unrealized appreciation (depreciation) of investments.................      3,181,758           808,081
                                                                                          -----------       -----------
   Net increase (decrease) in assets attributable to operations.......................      6,068,160          (368,323)
                                                                                          -----------       -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Contributions.......................................................................      3,169,935         1,238,313
  Withdrawals.........................................................................     (6,206,999)       (3,515,327)
  Asset management fees (Note 6)......................................................        (76,212)          (74,538)
  Administrative fees (Note 6)........................................................       (134,585)         (151,064)
                                                                                          -----------       -----------
   Net increase (decrease) in net assets attributable to contractowners transactions..     (3,247,861)       (2,502,616)
                                                                                          -----------       -----------
INCREASE (DECREASE) IN NET ASSETS.....................................................      2,820,299        (2,870,939)
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD...     20,339,855        23,210,794
                                                                                          -----------       -----------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD.........    $23,160,154       $20,339,855
                                                                                          ===========       ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-28

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2017

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
COMMON STOCKS -- 96.6%

CONSUMER DISCRETIONARY -- 22.1%

AUTO PARTS -- 1.7%
WABCO Holdings, Inc./(a)/....................  2,760   $  396,060
                                                       ----------

DIVERSIFIED RETAIL -- 3.5%
Dollar Tree, Inc./(a)/.......................  7,620      817,702
                                                       ----------

EDUCATION SERVICES -- 5.9%
2U, Inc./(a)/................................  4,140      267,071
Bright Horizons Family Solutions, Inc./(a)/..  6,520      612,880
Grand Canyon Education, Inc./(a)/............  5,470      489,729
                                                       ----------
                                                        1,369,680
                                                       ----------
LEISURE TIME -- 6.8%
Expedia, Inc.................................  5,195      622,206
Liberty Expedia Holdings, Inc./(a)/..........  1,984       87,951
Planet Fitness, Inc./(a)/.................... 25,020      866,443
                                                       ----------
                                                        1,576,600
                                                       ----------
RESTAURANTS -- 1.9%
Buffalo Wild Wings, Inc./(a)/................  2,800      437,780
                                                       ----------

SPECIALTY RETAIL -- 2.3%
Ulta Salon Cosmetics & Fragrance, Inc./(a)/..  2,370      530,074
                                                       ----------
Total Consumer Discretionary.................           5,127,896
                                                       ----------
PRODUCER DURABLES -- 18.2%

AEROSPACE -- 0.7%
Curtiss-Wright Corp..........................  1,330      162,061
                                                       ----------

BACK OFFICE SUPPORT, HR & CONSULTING -- 3.8%
Copart, Inc./(a)/............................ 14,950      645,690
CoStar Group, Inc./(a)/......................    760      225,682
                                                       ----------
                                                          871,372
                                                       ----------
MACHINERY: INDUSTRIAL -- 1.6%
Nordson Corp.................................  2,500      366,000
                                                       ----------

SCIENTIFIC INSTRUMENTS: CONTROL & FILTER --
 7.0%
Allegion PLC.................................  3,310      263,343
FLIR Systems, Inc............................  3,940      183,683
IDEX Corp....................................  3,300      435,501
National Instruments Corp....................  4,490      186,919
Roper Technologies, Inc......................  2,160      559,440
                                                       ----------
                                                        1,628,886
                                                       ----------
SCIENTIFIC INSTRUMENTS: ELECTRICAL -- 2.7%
AO Smith Corp................................  6,870      420,993
Littelfuse, Inc..............................  1,090      215,624
                                                       ----------
                                                          636,617
                                                       ----------
SCIENTIFIC INSTRUMENTS: GAUGES & METERS -- 1.7%
Mettler-Toledo International, Inc./(a)/......    630      390,298
                                                       ----------

TRUCKERS -- 0.7%
Saia, Inc./(a)/..............................  2,350      166,263
                                                       ----------
Total Producer Durables......................           4,221,497
                                                       ----------

HEALTH CARE -- 18.1%

HEALTH CARE MANAGEMENT SERVICES -- 1.5%
Centene Corp./(a)/...........................  3,510      354,089
                                                       ----------

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
HEALTH CARE SERVICES -- 3.4%
Cerner Corp./(a)/............................  6,910   $  465,665
Teladoc, Inc./(a)/...........................  9,020      314,347
                                                       ----------
                                                          780,012
                                                       ----------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 7.6%
Align Technology, Inc./(a)/..................    945      209,970
Cantel Medical Corp..........................  2,800      288,036
Edwards Lifesciences Corp./(a)/..............  8,810      992,975
Nevro Corp./(a)/.............................  3,810      263,042
                                                       ----------
                                                        1,754,023
                                                       ----------
MEDICAL EQUIPMENT -- 1.2%
IDEXX Laboratories, Inc./(a)/................  1,830      286,175
                                                       ----------

PHARMACEUTICALS -- 4.4%
Zoetis, Inc.................................. 14,210    1,023,689
                                                       ----------
Total Health Care............................           4,197,988
                                                       ----------

TECHNOLOGY -- 17.2%

COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 8.2%
Aspen Technology, Inc./(a)/..................  2,776      183,771
HubSpot, Inc./(a)/...........................  3,570      315,588
ServiceNow, Inc./(a)/........................  2,080      271,211
Splunk, Inc./(a)/............................  3,550      294,082
Trade Desk, Inc. (The) -- Class A/(a)/.......  6,140      280,782
Twitter, Inc./(a)/...........................  7,190      172,632
Tyler Technologies, Inc./(a)/................  2,070      366,494
                                                       ----------
                                                        1,884,560
                                                       ----------
COMPUTER TECHNOLOGY -- 1.9%
LogMeIn, Inc.................................  3,910      447,695
                                                       ----------

ELECTRONIC ENTERTAINMENT -- 1.4%
Take-Two Interactive Software, Inc./(a)/.....  2,990      328,242
                                                       ----------

ELECTRONICS -- 1.4%
Coherent, Inc./(a)/..........................  1,170      330,198
                                                       ----------

SEMICONDUCTORS & COMPONENT -- 3.1%
Xilinx, Inc.................................. 10,510      708,584
                                                       ----------

TELECOMMUNICATIONS EQUIPMENT -- 1.2%
Arista Networks, Inc./(a)/...................  1,150      270,917
                                                       ----------
Total Technology.............................           3,970,196
                                                       ----------

FINANCIAL SERVICES -- 11.0%

BANKS: DIVERSIFIED -- 1.8%
First Republic Bank/CA.......................  4,760      412,406
                                                       ----------

FINANCIAL DATA & SYSTEMS -- 4.7%
Fair Isaac Corp..............................  2,670      409,044
Fiserv, Inc./(a)/............................  5,200      681,876
                                                       ----------
                                                        1,090,920
                                                       ----------
SECURITIES BROKERAGE & SERVICES -- 4.5%
CBOE Global Markets, Inc.....................  3,960      493,376
MarketAxess Holdings, Inc....................  2,710      546,743
                                                       ----------
                                                        1,040,119
                                                       ----------
Total Financial Services.....................           2,543,445
                                                       ----------

                                    FSA-29

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2017

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
MATERIALS & PROCESSING -- 5.2%

BUILDING: CLIMATE CONTROL -- 1.2%
Lennox International, Inc....................  1,330  $   276,986
                                                      -----------

CHEMICALS: DIVERSIFIED -- 1.6%
PolyOne Corp.................................  8,340      362,790
                                                      -----------

METAL FABRICATING -- 2.4%
Fastenal Co.................................. 10,160      555,650
                                                      -----------
Total Materials & Processing.................           1,195,426
                                                      -----------

CONSUMER STAPLES -- 4.8%

BEVERAGE: SOFT DRINKS -- 2.7%
Monster Beverage Corp./(a)/..................  9,695      613,596
                                                      -----------

FOODS -- 2.1%
Blue Buffalo Pet Products, Inc./(a)/......... 15,040      493,162
                                                      -----------
Total Consumer Staples.......................           1,106,758
                                                      -----------

TOTAL INVESTMENTS -- 96.6%
 (cost $17,794,014)..........................          22,363,206
Other assets less liabilities -- 3.4%........             796,948
                                                      -----------

NET ASSETS -- 100.0%                                  $23,160,154
                                                      ===========

-----------
(a)Non-income producing security.

Glossary:
MSCI -- Morgan Stanley Capital International

The accompanying notes are an integral part of these financial statements.

                                    FSA-30

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2017

                % OF TOTAL INVESTMENTS* COUNTRY DIVERSIFICATION
                ----------------------- -----------------------
                        100.0%          United States
-----------
* All data are as of December 31, 2017. The Fund's country breakdown is expressed as a percentage of long-term investments and may vary over time.

The accompanying notes are an integral part of these financial statements.

                                    FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2017

                                           1290 VT                                1290 VT GAMCO
                                         DOUBLELINE                 1290 VT GAMCO     SMALL       1290 VT
                                           DYNAMIC   1290 VT EQUITY  MERGERS AND     COMPANY      SOCIALLY     ALL ASSET
                                         ALLOCATION*    INCOME*     ACQUISITIONS*    VALUE*     RESPONSIBLE* GROWTH-ALT 20*
                                         ----------- -------------- ------------- ------------- ------------ --------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value..............   $38,036      $609,521      $116,034     $3,441,767    $3,006,004     $489,346
Receivable for policy-related
 transactions...........................       239           237            11            122           861          764
                                           -------      --------      --------     ----------    ----------     --------
   Total assets.........................    38,275       609,758       116,045      3,441,889     3,006,865      490,110
                                           -------      --------      --------     ----------    ----------     --------

LIABILITIES:
Payable for shares of the Portfolios
 purchased..............................       239           237            11            104           858          765
Payable for direct operating expenses...         6           101            24            619           499           55
                                           -------      --------      --------     ----------    ----------     --------
   Total liabilities....................       245           338            35            723         1,357          820
                                           -------      --------      --------     ----------    ----------     --------
NET ASSETS..............................   $38,030      $609,420      $116,010     $3,441,166    $3,005,508     $489,290
                                           =======      ========      ========     ==========    ==========     ========

NET ASSETS:
Accumulation unit values................   $38,026      $609,357      $115,996     $3,440,350    $3,005,105     $489,268
Retained by AXA Equitable in Separate
 Account No. 66.........................         4            63            14            816           403           22
                                           -------      --------      --------     ----------    ----------     --------
TOTAL NET ASSETS........................   $38,030      $609,420      $116,010     $3,441,166    $3,005,508     $489,290
                                           =======      ========      ========     ==========    ==========     ========

Investments in shares of the
 Portfolios, at cost....................   $37,520      $593,945      $114,124     $3,035,569    $2,661,445     $447,889

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

                                                                                                             AXA
                                                                              AXA GLOBAL       AXA      INTERNATIONAL
                                   AXA         AXA                              EQUITY    INTERNATIONAL     VALUE
                               AGGRESSIVE  CONSERVATIVE AXA CONSERVATIVE-PLUS   MANAGED   CORE MANAGED     MANAGED
                               ALLOCATION* ALLOCATION*       ALLOCATION*      VOLATILITY*  VOLATILITY*   VOLATILITY*
                               ----------- ------------ --------------------- ----------- ------------- -------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value.... $3,008,664   $2,147,724        $947,016        $1,918,860   $1,885,651      $66,971
Receivable for shares of the
 Portfolios sold..............         --           --              --                --           --           56
Receivable for policy-related
 transactions.................        860        1,021           6,065             1,374          817           --
                               ----------   ----------        --------        ----------   ----------      -------
   Total assets...............  3,009,524    2,148,745         953,081         1,920,234    1,886,468       67,027
                               ----------   ----------        --------        ----------   ----------      -------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........        851        1,021           6,095             1,370          817           --
Payable for policy-related
 transactions.................         --           --              --                --           --           54
Payable for direct operating
 expenses.....................        515          383             198               320          351           --
                               ----------   ----------        --------        ----------   ----------      -------
   Total liabilities..........      1,366        1,404           6,293             1,690        1,168           54
                               ----------   ----------        --------        ----------   ----------      -------
NET ASSETS.................... $3,008,158   $2,147,341        $946,788        $1,918,544   $1,885,300      $66,973
                               ==========   ==========        ========        ==========   ==========      =======

NET ASSETS:
Accumulation unit values...... $3,007,739   $2,147,288        $946,577        $1,918,310   $1,884,772      $66,973
Retained by AXA Equitable in
 Separate Account No. 66......        419           53             211               234          528           --
                               ----------   ----------        --------        ----------   ----------      -------
TOTAL NET ASSETS.............. $3,008,158   $2,147,341        $946,788        $1,918,544   $1,885,300      $66,973
                               ==========   ==========        ========        ==========   ==========      =======

Investments in shares of the
 Portfolios, at cost.......... $2,755,864   $2,167,066        $944,188        $1,604,754   $1,634,315      $57,569

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

                                         AXA LARGE CAP AXA LARGE CAP AXA MID CAP
                                            GROWTH         VALUE        VALUE
                                            MANAGED       MANAGED      MANAGED   AXA MODERATE AXA MODERATE-PLUS
                                          VOLATILITY*   VOLATILITY*  VOLATILITY* ALLOCATION*     ALLOCATION*
                                         ------------- ------------- ----------- ------------ -----------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value..............  $4,184,416    $9,734,251   $7,966,402  $24,444,585     $2,147,420
Receivable for policy-related
 transactions...........................       1,619         1,691        9,518       10,070         12,013
                                          ----------    ----------   ----------  -----------     ----------
   Total assets.........................   4,186,035     9,735,942    7,975,920   24,454,655      2,159,433
                                          ----------    ----------   ----------  -----------     ----------

LIABILITIES:
Payable for shares of the Portfolios
 purchased..............................         312         1,692        9,520       10,040         12,012
Payable for direct operating expenses...         711         1,718        1,511        4,233            338
                                          ----------    ----------   ----------  -----------     ----------
   Total liabilities....................       1,023         3,410       11,031       14,273         12,350
                                          ----------    ----------   ----------  -----------     ----------
NET ASSETS..............................  $4,185,012    $9,732,532   $7,964,889  $24,440,382     $2,147,083
                                          ==========    ==========   ==========  ===========     ==========

NET ASSETS:
Accumulation unit values................  $4,179,681    $9,728,354   $7,962,513  $24,438,098     $2,146,843
Retained by AXA Equitable in Separate
 Account No. 66.........................       5,331         4,178        2,376        2,284            240
                                          ----------    ----------   ----------  -----------     ----------
TOTAL NET ASSETS........................  $4,185,012    $9,732,532   $7,964,889  $24,440,382     $2,147,083
                                          ==========    ==========   ==========  ===========     ==========

Investments in shares of the
 Portfolios, at cost....................  $3,246,859    $6,557,485   $5,659,351  $23,794,398     $2,078,741

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

                                                       AXA/CLEARBRIDGE             CHARTER/SM/  CHARTER/SM/ EQ/BLACKROCK
                                          AXA/AB SMALL    LARGE CAP     AXA/JANUS  MULTI-SECTOR SMALL CAP   BASIC VALUE
                                          CAP GROWTH*      GROWTH*     ENTERPRISE*    BOND*       VALUE*      EQUITY*
                                          ------------ --------------- ----------- ------------ ----------  ------------
ASSETS:
Investments in shares of the Portfolios,
 at fair value...........................   $579,049      $486,502      $281,970    $1,000,753   $14,202      $92,399
Receivable for shares of the Portfolios
 sold....................................         40            --            --            --        11           79
Receivable for policy-related
 transactions............................         --           260           780         3,549        --           --
                                            --------      --------      --------    ----------   -------      -------
   Total assets..........................    579,089       486,762       282,750     1,004,302    14,213       92,478
                                            --------      --------      --------    ----------   -------      -------

LIABILITIES:
Payable for shares of the Portfolios
 purchased...............................         --           260           780         3,551        --           --
Payable for policy-related transactions..         39            --            --            --         7           79
Payable for direct operating expenses....         73            65            39           195        --           --
                                            --------      --------      --------    ----------   -------      -------
   Total liabilities.....................        112           325           819         3,746         7           79
                                            --------      --------      --------    ----------   -------      -------
NET ASSETS...............................   $578,977      $486,437      $281,931    $1,000,556   $14,206      $92,399
                                            ========      ========      ========    ==========   =======      =======

NET ASSETS:
Accumulation unit values.................   $578,787      $486,342      $281,919    $1,000,507   $14,206      $92,393
Retained by AXA Equitable in Separate
 Account No. 66..........................        190            95            12            49        --            6
                                            --------      --------      --------    ----------   -------      -------
TOTAL NET ASSETS.........................   $578,977      $486,437      $281,931    $1,000,556   $14,206      $92,399
                                            ========      ========      ========    ==========   =======      =======

Investments in shares of the Portfolios,
 at cost.................................   $569,085      $447,386      $258,626    $1,013,699   $10,873      $69,210

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

                                         EQ/CAPITAL               EQ/INTERMEDIATE
                                          GUARDIAN  EQ/EQUITY 500   GOVERNMENT    EQ/INTERNATIONAL EQ/LARGE CAP
                                         RESEARCH*     INDEX*          BOND*       EQUITY INDEX*   GROWTH INDEX*
                                         ---------- ------------- --------------- ---------------- -------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value.............. $8,189,602  $25,706,364    $4,080,553       $9,912,461     $1,606,454
Receivable for policy-related
 transactions...........................        284        1,285         1,741              825            149
                                         ----------  -----------    ----------       ----------     ----------
   Total assets.........................  8,189,886   25,707,649     4,082,294        9,913,286      1,606,603
                                         ----------  -----------    ----------       ----------     ----------

LIABILITIES:
Payable for shares of the Portfolios
 purchased..............................        284        1,273         1,747              749            141
Payable for direct operating expenses...      1,471        4,574           784            1,802            180
                                         ----------  -----------    ----------       ----------     ----------
   Total liabilities....................      1,755        5,847         2,531            2,551            321
                                         ----------  -----------    ----------       ----------     ----------
NET ASSETS.............................. $8,188,131  $25,701,802    $4,079,763       $9,910,735     $1,606,282
                                         ==========  ===========    ==========       ==========     ==========

NET ASSETS:
Accumulation unit values................ $8,185,364  $25,693,758    $4,079,721       $9,909,558     $1,606,189
Retained by AXA Equitable in Separate
 Account No. 66.........................      2,767        8,044            42            1,177             93
                                         ----------  -----------    ----------       ----------     ----------
TOTAL NET ASSETS........................ $8,188,131  $25,701,802    $4,079,763       $9,910,735     $1,606,282
                                         ==========  ===========    ==========       ==========     ==========

Investments in shares of the
 Portfolios, at cost.................... $5,118,614  $17,539,113    $4,158,325       $8,534,266     $1,455,325

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

                                             EQ/MFS                                                       EQ/SMALL
                                          INTERNATIONAL EQ/MID CAP  EQ/MONEY   EQ/PIMCO ULTRA EQ/QUALITY  COMPANY
                                             GROWTH*      INDEX*    MARKET*     SHORT BOND*   BOND PLUS*   INDEX*
                                          ------------- ---------- ----------- -------------- ---------- ----------
ASSETS:
Investments in shares of the Portfolios,
 at fair value...........................   $780,548     $861,366  $10,668,391   $2,376,717     $7,060   $4,873,661
Receivable for shares of the Portfolios
 sold....................................         --           --           --           --          9           --
Receivable for policy-related
 transactions............................      7,609          640       23,213        3,932         --       10,249
                                            --------     --------  -----------   ----------     ------   ----------
   Total assets..........................    788,157      862,006   10,691,604    2,380,649      7,069    4,883,910
                                            --------     --------  -----------   ----------     ------   ----------

LIABILITIES:
Payable for shares of the Portfolios
 purchased...............................      7,609          644       23,924        3,935         --       10,256
Payable for policy-related transactions..         --           --           --           --          8           --
Payable for direct operating expenses....         86          145        2,460          443         --          897
                                            --------     --------  -----------   ----------     ------   ----------
   Total liabilities.....................      7,695          789       26,384        4,378          8       11,153
                                            --------     --------  -----------   ----------     ------   ----------
NET ASSETS...............................   $780,462     $861,217  $10,665,220   $2,376,271     $7,061   $4,872,757
                                            ========     ========  ===========   ==========     ======   ==========

NET ASSETS:
Accumulation unit values.................   $780,431     $859,619  $10,665,193   $2,376,254     $7,011   $4,871,606
Retained by AXA Equitable in Separate
 Account No. 66..........................         31        1,598           27           17         50        1,151
                                            --------     --------  -----------   ----------     ------   ----------
TOTAL NET ASSETS.........................   $780,462     $861,217  $10,665,220   $2,376,271     $7,061   $4,872,757
                                            ========     ========  ===========   ==========     ======   ==========

Investments in shares of the Portfolios,
 at cost.................................   $775,591     $840,662  $10,668,434   $2,371,735     $7,081   $4,715,005

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

                                          EQ/T. ROWE
                                         PRICE GROWTH MULTIMANAGER MULTIMANAGER TARGET 2015 TARGET 2025 TARGET 2035
                                            STOCK*     CORE BOND*  TECHNOLOGY*  ALLOCATION* ALLOCATION* ALLOCATION*
                                         ------------ ------------ ------------ ----------- ----------- -----------
ASSETS:
Investments in shares of the
 Portfolios, at fair value..............   $879,846    $1,032,054   $6,896,245  $1,444,481  $3,583,694  $2,269,740
Receivable for policy-related
 transactions...........................        638         1,707          306         101      19,954      29,046
                                           --------    ----------   ----------  ----------  ----------  ----------
   Total assets.........................    880,484     1,033,761    6,896,551   1,444,582   3,603,648   2,298,786
                                           --------    ----------   ----------  ----------  ----------  ----------

LIABILITIES:
Payable for shares of the Portfolios
 purchased..............................        638         1,707          291         101      19,950      29,046
Payable for direct operating expenses...        128           227        1,073         327         598         383
                                           --------    ----------   ----------  ----------  ----------  ----------
   Total liabilities....................        766         1,934        1,364         428      20,548      29,429
                                           --------    ----------   ----------  ----------  ----------  ----------
NET ASSETS..............................   $879,718    $1,031,827   $6,895,187  $1,444,154  $3,583,100  $2,269,357
                                           ========    ==========   ==========  ==========  ==========  ==========

NET ASSETS:
Accumulation unit values................   $879,113    $1,031,603   $6,892,978  $1,444,027  $3,582,666  $2,269,165
Retained by AXA Equitable in Separate
 Account No. 66.........................        605           224        2,209         127         434         192
                                           --------    ----------   ----------  ----------  ----------  ----------
TOTAL NET ASSETS........................   $879,718    $1,031,827   $6,895,187  $1,444,154  $3,583,100  $2,269,357
                                           ========    ==========   ==========  ==========  ==========  ==========

Investments in shares of the
 Portfolios, at cost....................   $891,783    $1,040,868   $5,969,564  $1,408,787  $3,231,552  $2,002,785

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

                                         TARGET 2045 TARGET 2055
                                         ALLOCATION* ALLOCATION*
                                         ----------- -----------
ASSETS:
Investments in shares of the
 Portfolios, at fair value.............. $1,853,788   $225,636
Receivable for policy-related
 transactions...........................     14,896      1,461
                                         ----------   --------
   Total assets.........................  1,868,684    227,097
                                         ----------   --------

LIABILITIES:
Payable for shares of the Portfolios
 purchased..............................     14,880      1,432
Payable for direct operating expenses...        290         62
                                         ----------   --------
   Total liabilities....................     15,170      1,494
                                         ----------   --------
NET ASSETS.............................. $1,853,514   $225,603
                                         ==========   ========

NET ASSETS:
Accumulation unit values................ $1,853,302   $225,603
Retained by AXA Equitable in Separate
 Account No. 66.........................        212         --
                                         ----------   --------
TOTAL NET ASSETS........................ $1,853,514   $225,603
                                         ==========   ========

Investments in shares of the
 Portfolios, at cost.................... $1,594,329   $197,850

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNTS NO. 66

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

The following table provides the Portfolio shares held by the Variable Investment Options of the Account:

                                                     SHARE CLASS** PORTFOLIO SHARES HELD
                                                   --------------- ---------------------

1290 VT DOUBLELINE DYNAMIC ALLOCATION.............        B                  3,303

1290 VT EQUITY INCOME.............................        B                 99,518

1290 VT GAMCO MERGERS & ACQUISITIONS..............        B                  8,970

1290 VT GAMCO SMALL COMPANY VALUE.................        B                 54,680

1290 VT SOCIALLY RESPONSIBLE......................        B                252,411

ALL ASSET GROWTH-ALT 20...........................        B                 23,072

AXA AGGRESSIVE ALLOCATION.........................        B                250,990

AXA CONSERVATIVE ALLOCATION.......................        B                226,978

AXA CONSERVATIVE-PLUS ALLOCATION..................        B                 95,095

AXA GLOBAL EQUITY MANAGED VOLATILITY..............        B                102,727

AXA INTERNATIONAL CORE MANAGED VOLATILITY.........        B                166,354

AXA INTERNATIONAL VALUE MANAGED VOLATILITY........        B                  4,791

AXA LARGE CAP GROWTH MANAGED VOLATILITY...........        B                129,535

AXA LARGE CAP VALUE MANAGED VOLATILITY............        A                 33,246
AXA LARGE CAP VALUE MANAGED VOLATILITY............        B                480,023

AXA MID CAP VALUE MANAGED VOLATILITY..............        B                449,905

AXA MODERATE ALLOCATION...........................        B              1,709,048

AXA MODERATE-PLUS ALLOCATION......................        B                186,866

AXA/AB SMALL CAP GROWTH...........................        A                  3,476
AXA/AB SMALL CAP GROWTH...........................        B                 26,923

AXA/CLEARBRIDGE LARGE CAP GROWTH..................        B                 42,045

AXA/JANUS ENTERPRISE..............................        B                 15,844

CHARTER/SM/ MULTI-SECTOR BOND.....................        A                     11
CHARTER/SM/ MULTI-SECTOR BOND.....................        B                263,427

CHARTER/SM/ SMALL CAP VALUE.......................        B                    790

EQ/BLACKROCK BASIC VALUE EQUITY...................        B                  3,732

EQ/CAPITAL GUARDIAN RESEARCH......................        B                306,427

EQ/EQUITY 500 INDEX...............................        A                 22,345
EQ/EQUITY 500 INDEX...............................        B                562,506

EQ/INTERMEDIATE GOVERNMENT BOND...................        A                      1
EQ/INTERMEDIATE GOVERNMENT BOND...................        B                403,402

EQ/INTERNATIONAL EQUITY INDEX.....................        A                986,026

EQ/LARGE CAP GROWTH INDEX.........................        B                113,494

EQ/MFS INTERNATIONAL GROWTH.......................        B                 93,647

EQ/MID CAP INDEX..................................        B                 57,012

EQ/MONEY MARKET...................................        A                    537
EQ/MONEY MARKET...................................        B             10,667,902

EQ/PIMCO ULTRA SHORT BOND.........................        B                239,036

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNTS NO. 66

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

                                                     SHARE CLASS** PORTFOLIO SHARES HELD
                                                   --------------- ---------------------

EQ/QUALITY BOND PLUS..............................        A                   833

EQ/SMALL COMPANY INDEX............................        B               410,631

EQ/T. ROWE PRICE GROWTH STOCK.....................        B                18,887

MULTIMANAGER CORE BOND............................        B               104,402

MULTIMANAGER TECHNOLOGY...........................        B               266,049

TARGET 2015 ALLOCATION............................        B               156,092

TARGET 2025 ALLOCATION............................        B               315,621

TARGET 2035 ALLOCATION............................        B               191,798

TARGET 2045 ALLOCATION............................        B               155,411

TARGET 2055 ALLOCATION............................        B                20,052

-----------
The accompanying notes are an integral part of these financial statements.
** Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.

The following table provides units outstanding and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges:

                                                                                          UNITS
                                                   CONTRACT                            OUTSTANDING
                                                   CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                   -------- --------------- ---------- -----------

1290 VT DOUBLELINE DYNAMIC ALLOCATION.............  0.02%          B         $ 13.06          3

1290 VT EQUITY INCOME.............................  0.02%          B         $ 18.37         33

1290 VT GAMCO MERGERS & ACQUISITIONS..............  0.02%          B         $ 13.41          9

1290 VT GAMCO SMALL COMPANY VALUE.................  0.02%          B         $ 33.32        103

1290 VT SOCIALLY RESPONSIBLE......................  0.02%          B         $ 17.82        169

ALL ASSET GROWTH-ALT 20...........................  0.02%          B         $ 14.30         34

AXA AGGRESSIVE ALLOCATION.........................  0.02%          B         $ 15.42        195

AXA CONSERVATIVE ALLOCATION.......................  0.02%          B         $ 13.08        164

AXA CONSERVATIVE-PLUS ALLOCATION..................  0.02%          B         $ 13.92         68

AXA GLOBAL EQUITY MANAGED VOLATILITY..............  0.00%          B         $673.11         --
AXA GLOBAL EQUITY MANAGED VOLATILITY..............  0.02%          B         $ 18.90        101

AXA INTERNATIONAL CORE MANAGED VOLATILITY.........  0.00%          B         $178.18         --
AXA INTERNATIONAL CORE MANAGED VOLATILITY.........  0.02%          B         $ 16.00        117

AXA INTERNATIONAL VALUE MANAGED VOLATILITY........  0.00%          B         $193.05         --

AXA LARGE CAP GROWTH MANAGED VOLATILITY...........  0.00%          B         $331.62         --
AXA LARGE CAP GROWTH MANAGED VOLATILITY...........  0.02%          B         $ 13.82        301

AXA LARGE CAP VALUE MANAGED VOLATILITY............  0.00%          A         $243.42          3
AXA LARGE CAP VALUE MANAGED VOLATILITY............  0.02%          B         $ 22.59        403

AXA MID CAP VALUE MANAGED VOLATILITY..............  0.00%          B         $392.24         --
AXA MID CAP VALUE MANAGED VOLATILITY..............  0.02%          B         $ 30.89        254

AXA MODERATE ALLOCATION...........................  0.02%          B         $ 14.01      1,745

AXA MODERATE-PLUS ALLOCATION......................  0.02%          B         $ 14.83        145

AXA/AB SMALL CAP GROWTH...........................  0.05%          A         $492.95         --
AXA/AB SMALL CAP GROWTH...........................  0.02%          B         $ 19.24         26

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNTS NO. 66

STATEMENT OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2017

                                                                                          UNITS
                                                   CONTRACT                            OUTSTANDING
                                                   CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                   -------- --------------- ---------- -----------

AXA/CLEARBRIDGE LARGE CAP GROWTH..................  0.00%          B         $266.94         --
AXA/CLEARBRIDGE LARGE CAP GROWTH..................  0.02%          B         $ 18.23         22

AXA/JANUS ENTERPRISE..............................  0.02%          B         $ 16.09         18

CHARTER/SM/ MULTI-SECTOR BOND.....................  0.02%          B         $ 10.59         94

CHARTER/SM/ SMALL CAP VALUE.......................  0.00%          B         $351.67         --

EQ/BLACKROCK BASIC VALUE EQUITY...................  0.00%          B         $424.21         --

EQ/CAPITAL GUARDIAN RESEARCH......................  0.00%          B         $328.44         --
EQ/CAPITAL GUARDIAN RESEARCH......................  0.02%          B         $ 40.40        202

EQ/EQUITY 500 INDEX...............................  0.05%          A         $822.53          1
EQ/EQUITY 500 INDEX...............................  0.02%          B         $ 20.46      1,207

EQ/INTERMEDIATE GOVERNMENT BOND...................  0.02%          B         $ 12.37        330

EQ/INTERNATIONAL EQUITY INDEX.....................  0.02%          A         $ 24.60        390
EQ/INTERNATIONAL EQUITY INDEX.....................  0.05%          A         $218.57          1

EQ/LARGE CAP GROWTH INDEX.........................  0.00%          B         $214.03         --
EQ/LARGE CAP GROWTH INDEX.........................  0.02%          B         $ 20.81         77

EQ/MFS INTERNATIONAL GROWTH.......................  0.02%          B         $ 15.14         52

EQ/MID CAP INDEX..................................  0.00%          B         $292.20         --
EQ/MID CAP INDEX..................................  0.02%          B         $ 19.93         43

EQ/MONEY MARKET...................................  0.05%          A         $175.40         --
EQ/MONEY MARKET...................................  0.02%          B         $ 10.03      1,064

EQ/PIMCO ULTRA SHORT BOND.........................  0.02%          B         $ 12.22        194

EQ/QUALITY BOND PLUS..............................  0.05%          A         $253.39         --

EQ/SMALL COMPANY INDEX............................  0.02%          B         $ 32.78        149

EQ/T. ROWE PRICE GROWTH STOCK.....................  0.00%          B         $ 25.09         --
EQ/T. ROWE PRICE GROWTH STOCK.....................  0.02%          B         $ 21.76         40

MULTIMANAGER CORE BOND............................  0.02%          B         $ 10.74         96

MULTIMANAGER TECHNOLOGY...........................  0.02%          B         $ 38.71        178

TARGET 2015 ALLOCATION............................  0.02%          B         $ 13.56        106

TARGET 2025 ALLOCATION............................  0.02%          B         $ 14.65        245

TARGET 2035 ALLOCATION............................  0.02%          B         $ 15.19        149

TARGET 2045 ALLOCATION............................  0.02%          B         $ 15.43        120

TARGET 2055 ALLOCATION............................  0.02%          B         $ 12.29         18

-----------
The accompanying notes are an integral part of these financial statements.
* Contract charges reflect the annual program expense, financial accounting and other expenses related to the Variable Investment Options.
** Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in note 5 of these financial statements.
***Variable Investment Options where units outstanding are less than 500 are denoted by a --.

                                    FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017


                                            1290 VT                                1290 VT GAMCO
                                          DOUBLELINE                 1290 VT GAMCO     SMALL       1290 VT
                                            DYNAMIC   1290 VT EQUITY  MERGERS AND     COMPANY      SOCIALLY     ALL ASSET
                                          ALLOCATION*    INCOME*     ACQUISITIONS*    VALUE*     RESPONSIBLE* GROWTH-ALT 20*
                                          ----------- -------------- ------------- ------------- ------------ --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios.........   $  205       $ 9,413        $  188       $ 19,291      $ 29,052      $ 6,818
 Expenses:
   Asset-based charges and direct
    operating expenses...................        7           133            27            760           622          110
                                            ------       -------        ------       --------      --------      -------

NET INVESTMENT INCOME (LOSS).............      198         9,280           161         18,531        28,430        6,708
                                            ------       -------        ------       --------      --------      -------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................      283        (1,188)          619        144,950        39,533        1,051
   Net realized gain distribution from
    the Portfolios.......................    1,779        41,587         6,014        232,021       394,509        9,215
                                            ------       -------        ------       --------      --------      -------
 Net realized gain (loss)................    2,062        40,399         6,633        376,971       434,042       10,266
                                            ------       -------        ------       --------      --------      -------

 Net change in unrealized appreciation
   (depreciation) of investments.........      799        42,508           169         97,298        37,802       39,697
                                            ------       -------        ------       --------      --------      -------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................    2,861        82,907         6,802        474,269       471,844       49,963
                                            ------       -------        ------       --------      --------      -------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...............   $3,059       $92,187        $6,963       $492,800      $500,274      $56,671
                                            ======       =======        ======       ========      ========      =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

                                                                                                              AXA
                                                                               AXA GLOBAL       AXA      INTERNATIONAL
                                    AXA         AXA                              EQUITY    INTERNATIONAL     VALUE
                                AGGRESSIVE  CONSERVATIVE AXA CONSERVATIVE-PLUS   MANAGED   CORE MANAGED     MANAGED
                                ALLOCATION* ALLOCATION*       ALLOCATION*      VOLATILITY*  VOLATILITY*   VOLATILITY*
                                ----------- ------------ --------------------- ----------- ------------- -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.................  $ 42,199     $ 24,268         $ 11,013         $ 19,203     $ 28,889       $ 1,214
 Expenses:
   Asset-based charges and
    direct operating expenses..       635          503              220              389          398            --
                                 --------     --------         --------         --------     --------       -------

NET INVESTMENT INCOME (LOSS)...    41,564       23,765           10,793           18,814       28,491         1,214
                                 --------     --------         --------         --------     --------       -------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss)
    on investments.............       684       (4,400)         (15,118)         143,130       62,968           250
   Net realized gain
    distribution from the
    Portfolios.................    94,117       52,437           30,024               --           --            --
                                 --------     --------         --------         --------     --------       -------
 Net realized gain (loss)......    94,801       48,037           14,906          143,130       62,968           250
                                 --------     --------         --------         --------     --------       -------

 Net change in unrealized
   appreciation
   (depreciation) of
   investments.................   345,252       33,396           54,454          218,725      305,632        11,046
                                 --------     --------         --------         --------     --------       -------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS....   440,053       81,433           69,360          361,855      368,600        11,296
                                 --------     --------         --------         --------     --------       -------

NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS....................  $481,617     $105,198         $ 80,153         $380,669     $397,091       $12,510
                                 ========     ========         ========         ========     ========       =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

                                          AXA LARGE CAP                      AXA MID CAP VALUE
                                          GROWTH MANAGED AXA LARGE CAP VALUE      MANAGED      AXA MODERATE AXA MODERATE-PLUS
                                           VOLATILITY*   MANAGED VOLATILITY*    VOLATILITY*    ALLOCATION*     ALLOCATION*
                                          -------------- ------------------- ----------------- ------------ -----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios.........    $ 18,815        $  142,678          $  81,174      $  299,299      $ 28,245
 Expenses:
   Asset-based charges and direct
    operating expenses...................         872             2,071              1,752           5,341           437
                                             --------        ----------          ---------      ----------      --------

NET INVESTMENT INCOME (LOSS).............      17,943           140,607             79,422         293,958        27,808
                                             --------        ----------          ---------      ----------      --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................     380,391           798,310            459,781         256,173         9,551
   Net realized gain distribution from
    the Portfolios.......................     310,003                --            490,716         801,406        87,457
                                             --------        ----------          ---------      ----------      --------
 Net realized gain (loss)................     690,394           798,310            950,497       1,057,579        97,008
                                             --------        ----------          ---------      ----------      --------

 Net change in unrealized appreciation
   (depreciation) of investments.........     261,575           315,707           (121,494)      1,071,588       138,188
                                             --------        ----------          ---------      ----------      --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................     951,969         1,114,017            829,003       2,129,167       235,196
                                             --------        ----------          ---------      ----------      --------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...............    $969,912        $1,254,624          $ 908,425      $2,423,125      $263,004
                                             ========        ==========          =========      ==========      ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

                                                       AXA/CLEARBRIDGE             CHARTER/SM/  CHARTER/SM/ EQ/BLACKROCK
                                          AXA/AB SMALL    LARGE CAP     AXA/JANUS  MULTI-SECTOR SMALL CAP   BASIC VALUE
                                          CAP GROWTH*      GROWTH*     ENTERPRISE*    BOND*       VALUE*      EQUITY*
                                          ------------ --------------- ----------- ------------ ----------  ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios.........   $ 1,468        $   337       $    --     $16,008      $  200       $1,248
 Expenses:
   Asset-based charges and direct
    operating expenses...................       126             83            53         249          --           --
                                            -------        -------       -------     -------      ------       ------

NET INVESTMENT INCOME (LOSS).............     1,342            254           (53)     15,759         200        1,248
                                            -------        -------       -------     -------      ------       ------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................    24,253          4,487        10,074      (5,967)        174        5,623
   Net realized gain distribution from
    the Portfolios.......................    47,186         53,832        25,214          --          --           --
                                            -------        -------       -------     -------      ------       ------
 Net realized gain (loss)................    71,439         58,319        35,288      (5,967)        174        5,623
                                            -------        -------       -------     -------      ------       ------

 Net change in unrealized appreciation
   (depreciation) of investments.........    25,113         40,485        18,172      14,934       1,066          411
                                            -------        -------       -------     -------      ------       ------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................    96,552         98,804        53,460       8,967       1,240        6,034
                                            -------        -------       -------     -------      ------       ------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...............   $97,894        $99,058       $53,407     $24,726      $1,440       $7,282
                                            =======        =======       =======     =======      ======       ======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

                                          EQ/CAPITAL               EQ/INTERMEDIATE
                                           GUARDIAN  EQ/EQUITY 500   GOVERNMENT    EQ/INTERNATIONAL EQ/LARGE CAP
                                          RESEARCH*     INDEX*          BOND*       EQUITY INDEX*   GROWTH INDEX*
                                          ---------- ------------- --------------- ---------------- -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios......... $   60,268  $  347,356      $ 35,414        $  247,607      $ 11,236
 Expenses:
   Asset-based charges and direct
    operating expenses...................      1,793       5,946           932             2,264           268
                                          ----------  ----------      --------        ----------      --------

NET INVESTMENT INCOME (LOSS).............     58,475     341,410        34,482           245,343        10,968
                                          ----------  ----------      --------        ----------      --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................    654,116   2,746,988        (7,036)          208,264        18,336
   Net realized gain distribution from
    the Portfolios.......................    431,616     213,585         2,339                --        62,129
                                          ----------  ----------      --------        ----------      --------
 Net realized gain (loss)................  1,085,732   2,960,573        (4,697)          208,264        80,465
                                          ----------  ----------      --------        ----------      --------

 Net change in unrealized appreciation
   (depreciation) of investments.........    597,356   1,411,887       (18,583)        1,508,800       187,665
                                          ----------  ----------      --------        ----------      --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................  1,683,088   4,372,460       (23,280)        1,717,064       268,130
                                          ----------  ----------      --------        ----------      --------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............... $1,741,563  $4,713,870      $ 11,202        $1,962,407      $279,098
                                          ==========  ==========      ========        ==========      ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

                                             EQ/MFS                                                   EQ/SMALL
                                          INTERNATIONAL EQ/MID CAP EQ/MONEY EQ/PIMCO ULTRA EQ/QUALITY COMPANY
                                             GROWTH*      INDEX*   MARKET*   SHORT BOND*   BOND PLUS*  INDEX*
                                          ------------- ---------- -------- -------------- ---------- --------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios.........   $  6,224     $  7,439  $47,325     $29,782        $85     $ 48,554
 Expenses:
   Asset-based charges and direct
    operating expenses...................        115          185    2,777         524          4        1,052
                                            --------     --------  -------     -------        ---     --------

NET INVESTMENT INCOME (LOSS).............      6,109        7,254   44,548      29,258         81       47,502
                                            --------     --------  -------     -------        ---     --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................     79,367       50,583      (29)       (303)        --      142,105
   Net realized gain distribution from
    the Portfolios.......................     28,126       71,501      244          --         --      353,776
                                            --------     --------  -------     -------        ---     --------
 Net realized gain (loss)................    107,493      122,084      215        (303)        --      495,881
                                            --------     --------  -------     -------        ---     --------

 Net change in unrealized appreciation
   (depreciation) of investments.........     12,769       (7,708)     136      13,158         12       60,927
                                            --------     --------  -------     -------        ---     --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................    120,262      114,376      351      12,855         12      556,808
                                            --------     --------  -------     -------        ---     --------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...............   $126,371     $121,630  $44,899     $42,113        $93     $604,310
                                            ========     ========  =======     =======        ===     ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

                                           EQ/T. ROWE
                                          PRICE GROWTH MULTIMANAGER MULTIMANAGER TARGET 2015 TARGET 2025 TARGET 2035
                                             STOCK*     CORE BOND*  TECHNOLOGY*  ALLOCATION* ALLOCATION* ALLOCATION*
                                          ------------ ------------ ------------ ----------- ----------- -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios.........   $     --     $22,410     $      259   $ 19,164    $ 48,454    $ 29,815
 Expenses:
   Asset-based charges and direct
    operating expenses...................        171         250          1,407        336         757         497
                                            --------     -------     ----------   --------    --------    --------

NET INVESTMENT INCOME (LOSS).............       (171)     22,160         (1,148)    18,828      47,697      29,318
                                            --------     -------     ----------   --------    --------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................    158,102      (9,921)       951,905    (43,506)      2,212      34,152
   Net realized gain distribution from
    the Portfolios.......................     71,077          --        539,575     36,135          --          --
                                            --------     -------     ----------   --------    --------    --------
 Net realized gain (loss)................    229,179      (9,921)     1,491,480     (7,371)      2,212      34,152
                                            --------     -------     ----------   --------    --------    --------

 Net change in unrealized appreciation
   (depreciation) of investments.........    (30,251)     15,641        463,999    143,911     418,869     286,311
                                            --------     -------     ----------   --------    --------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................    198,928       5,720      1,955,479    136,540     421,081     320,463
                                            --------     -------     ----------   --------    --------    --------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...............   $198,757     $27,880     $1,954,331   $155,368    $468,778    $349,781
                                            ========     =======     ==========   ========    ========    ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2017

                                                           TARGET 2045 TARGET 2055
                                                           ALLOCATION* ALLOCATION*
                                                           ----------- -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios..........................  $ 24,411     $ 2,922
 Expenses:
   Asset-based charges and direct operating expenses......       373          41
                                                            --------     -------

NET INVESTMENT INCOME (LOSS)..............................    24,038       2,881
                                                            --------     -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments................     8,979         (52)
                                                            --------     -------
 Net realized gain (loss).................................     8,979         (52)
                                                            --------     -------

 Net change in unrealized appreciation (depreciation) of
   investments............................................   256,824      32,895
                                                            --------     -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....   265,803      32,843
                                                            --------     -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS...............................................  $289,841     $35,724
                                                            ========     =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                 1290 VT DOUBLELINE                         1290 VT GAMCO MERGERS
                                 DYNAMIC ALLOCATION* 1290 VT EQUITY INCOME*  AND ACQUISITIONS*
                                 ------------------  ---------------------  --------------------
                                   2017      2016       2017       2016       2017       2016
                                 -------   -------   ---------   --------   --------   --------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss)... $   198   $   461   $   9,280   $ 12,415   $    161   $    (32)
 Net realized gain (loss).......   2,062     1,043      40,399     57,323      6,633      3,418
 Net change in unrealized
   appreciation (depreciation)
   of investments...............     799       197      42,508      8,032        169      8,436
                                 -------   -------   ---------   --------   --------   --------

 Net increase (decrease) in net
   assets resulting from
   operations...................   3,059     1,701      92,187     77,770      6,963     11,822
                                 -------   -------   ---------   --------   --------   --------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners...............  14,283    26,280      75,374     77,562     15,008     42,142
 Transfers between Variable
   Investment Options including
   guaranteed interest account,
   net..........................  (2,417)     (329)     25,957    209,832     (2,343)   (34,480)
 Redemptions for contract
   benefits and terminations....  (9,672)   (1,583)   (255,480)   (19,879)   (21,831)   (28,318)
 Contract maintenance charges...    (327)     (293)     (3,910)    (3,360)      (821)    (1,134)
                                 -------   -------   ---------   --------   --------   --------

 Net increase (decrease) in net
   assets resulting from
   contractowners transactions..   1,867    24,075    (158,059)   264,155     (9,987)   (21,790)
                                 -------   -------   ---------   --------   --------   --------

NET INCREASE (DECREASE) IN NET
 ASSETS.........................   4,926    25,776     (65,872)   341,925     (3,024)    (9,968)
NET ASSETS -- BEGINNING OF YEAR
 OR PERIOD......................  33,104     7,328     675,292    333,367    119,034    129,002
                                 -------   -------   ---------   --------   --------   --------

NET ASSETS -- END OF YEAR OR
 PERIOD......................... $38,030   $33,104   $ 609,420   $675,292   $116,010   $119,034
                                 =======   =======   =========   ========   ========   ========

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                   1290 VT GAMCO SMALL      1290 VT SOCIALLY          ALL ASSET
                                     COMPANY VALUE*           RESPONSIBLE*        GROWTH-ALT 20*(A)
                                 ----------------------  ----------------------  ------------------
                                    2017        2016        2017        2016       2017      2016
                                 ----------  ----------  ----------  ----------  --------  --------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss)... $   18,531  $   13,927  $   28,430  $   26,747  $  6,708  $  3,759
 Net realized gain (loss).......    376,971     316,721     434,042     144,313    10,266     1,262
 Net change in unrealized
   appreciation (depreciation)
   of investments...............     97,298     307,392      37,802      37,738    39,697     5,237
                                 ----------  ----------  ----------  ----------  --------  --------

 Net increase (decrease) in net
   assets resulting from
   operations...................    492,800     638,040     500,274     208,798    56,671    10,258
                                 ----------  ----------  ----------  ----------  --------  --------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners...............    280,592     342,656     153,963     174,237    52,061    12,446
 Transfers between Variable
   Investment Options including
   guaranteed interest account,
   net..........................   (212,463)   (196,474)     57,295      88,605   104,373   202,780
 Redemptions for contract
   benefits and terminations....   (401,382)   (242,609)   (115,293)   (285,178)  (17,629)   (2,687)
 Contract maintenance charges...    (22,639)    (22,599)    (17,662)    (17,016)   (2,604)   (1,088)
                                 ----------  ----------  ----------  ----------  --------  --------

 Net increase (decrease) in net
   assets resulting from
   contractowners transactions..   (355,892)   (119,026)     78,303     (39,352)  136,201   211,451
                                 ----------  ----------  ----------  ----------  --------  --------

NET INCREASE (DECREASE) IN NET
 ASSETS.........................    136,908     519,014     578,577     169,446   192,872   221,709
NET ASSETS -- BEGINNING OF YEAR
 OR PERIOD......................  3,304,258   2,785,244   2,426,931   2,257,485   296,418    74,709
                                 ----------  ----------  ----------  ----------  --------  --------

NET ASSETS -- END OF YEAR OR
 PERIOD......................... $3,441,166  $3,304,258  $3,005,508  $2,426,931  $489,290  $296,418
                                 ==========  ==========  ==========  ==========  ========  ========

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)All Asset Growth-Alt 20 replaced All Asset Aggressive-Alt 25 due to a fund merger on May 19, 2017.

                                    FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                     AXA AGGRESSIVE         AXA CONSERVATIVE      AXA CONSERVATIVE-PLUS
                                       ALLOCATION*             ALLOCATION*             ALLOCATION*
                                 ----------------------  ----------------------  ----------------------
                                    2017        2016        2017        2016        2017        2016
                                 ----------  ----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss)... $   41,564  $   22,255  $   23,765  $   20,980  $   10,793  $    9,798
 Net realized gain (loss).......     94,801     173,718      48,037      21,905      14,906      21,313
 Net change in unrealized
   appreciation (depreciation)
   of investments...............    345,252      10,796      33,396         627      54,454      19,665
                                 ----------  ----------  ----------  ----------  ----------  ----------

 Net increase (decrease) in net
   assets resulting from
   operations...................    481,617     206,769     105,198      43,512      80,153      50,776
                                 ----------  ----------  ----------  ----------  ----------  ----------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners...............    306,905     351,510     103,314     141,743      99,775     167,114
 Transfers between Variable
   Investment Options including
   guaranteed interest account,
   net..........................    (80,132)    (70,416)    (44,208)    920,187     (11,812)     22,600
 Redemptions for contract
   benefits and terminations....   (212,717)   (507,531)   (222,685)   (144,887)   (340,421)   (182,052)
 Contract maintenance charges...    (18,614)    (18,672)    (14,829)    (13,132)     (6,962)     (9,062)
                                 ----------  ----------  ----------  ----------  ----------  ----------

 Net increase (decrease) in net
   assets resulting from
   contractowners transactions..     (4,558)   (245,109)   (178,408)    903,911    (259,420)     (1,400)
                                 ----------  ----------  ----------  ----------  ----------  ----------

 Net increase (decrease) in
   amount retained by AXA in
   Separate Account No. 66......         --          --          --          --         (31)         --
                                 ----------  ----------  ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN NET
 ASSETS.........................    477,059     (38,340)    (73,210)    947,423    (179,298)     49,376
NET ASSETS -- BEGINNING OF YEAR
 OR PERIOD......................  2,531,099   2,569,439   2,220,551   1,273,128   1,126,086   1,076,710
                                 ----------  ----------  ----------  ----------  ----------  ----------

NET ASSETS -- END OF YEAR OR
 PERIOD......................... $3,008,158  $2,531,099  $2,147,341  $2,220,551  $  946,788  $1,126,086
                                 ==========  ==========  ==========  ==========  ==========  ==========

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                                            AXA INTERNATIONAL    AXA INTERNATIONAL
                                    AXA GLOBAL EQUITY         CORE MANAGED         VALUE MANAGED
                                   MANAGED VOLATILITY*         VOLATILITY*          VOLATILITY*
                                 ----------------------  ----------------------  ----------------
                                    2017        2016        2017        2016       2017     2016
                                 ----------  ----------  ----------  ----------  -------  -------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss)... $   18,814  $   12,975  $   28,491  $    4,173  $ 1,214  $   248
 Net realized gain (loss).......    143,130      89,873      62,968      40,946      250       82
 Net change in unrealized
   appreciation (depreciation)
   of investments...............    218,725     (34,558)    305,632     (45,300)  11,046       90
                                 ----------  ----------  ----------  ----------  -------  -------

 Net increase (decrease) in net
   assets resulting from
   operations...................    380,669      68,290     397,091        (181)  12,510      420
                                 ----------  ----------  ----------  ----------  -------  -------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners...............    181,735     161,196     155,118     154,153    2,591    2,207
 Transfers between Variable
   Investment Options including
   guaranteed interest account,
   net..........................     64,909    (113,433)    (10,860)   (273,287)      --       --
 Redemptions for contract
   benefits and terminations....   (142,242)   (264,787)   (233,682)   (133,763)    (254)     (14)
 Contract maintenance charges...    (11,489)    (12,222)    (11,721)    (13,214)    (622)    (530)
                                 ----------  ----------  ----------  ----------  -------  -------

 Net increase (decrease) in net
   assets resulting from
   contractowners transactions..     92,913    (229,246)   (101,145)   (266,111)   1,715    1,663
                                 ----------  ----------  ----------  ----------  -------  -------

 Net increase (decrease) in
   amount retained by AXA in
   Separate Account No. 66......         --        (649)         --          --       --       --
                                 ----------  ----------  ----------  ----------  -------  -------

NET INCREASE (DECREASE) IN NET
 ASSETS.........................    473,582    (161,605)    295,946    (266,292)  14,225    2,083
NET ASSETS -- BEGINNING OF YEAR
 OR PERIOD......................  1,444,962   1,606,567   1,589,354   1,855,646   52,748   50,665
                                 ----------  ----------  ----------  ----------  -------  -------

NET ASSETS -- END OF YEAR OR
 PERIOD......................... $1,918,544  $1,444,962  $1,885,300  $1,589,354  $66,973  $52,748
                                 ==========  ==========  ==========  ==========  =======  =======

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                  AXA LARGE CAP GROWTH     AXA LARGE CAP VALUE
                                   MANAGED VOLATILITY*     MANAGED VOLATILITY*
                                 ----------------------  -----------------------
                                    2017        2016         2017        2016
                                 ----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss)... $   17,943  $   18,996  $   140,607  $  153,053
 Net realized gain (loss).......    690,394     242,865      798,310     820,870
 Net change in unrealized
   appreciation (depreciation)
   of investments...............    261,575     (87,101)     315,707     370,429
                                 ----------  ----------  -----------  ----------

 Net increase (decrease) in net
   assets resulting from
   operations...................    969,912     174,760    1,254,624   1,344,352
                                 ----------  ----------  -----------  ----------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners...............    261,230     300,370      408,774     512,423
 Transfers between Variable
   Investment Options including
   guaranteed interest account,
   net..........................    185,155     (12,496)    (369,376)     53,564
 Redemptions for contract
   benefits and terminations....   (778,282)   (195,411)  (1,229,106)   (957,436)
 Contract maintenance charges...    (25,052)    (24,597)     (59,352)    (63,784)
                                 ----------  ----------  -----------  ----------

 Net increase (decrease) in net
   assets resulting from
   contractowners transactions..   (356,949)     67,866   (1,249,060)   (455,233)
                                 ----------  ----------  -----------  ----------

 Net increase (decrease) in
   amount retained by AXA in
   Separate Account No. 66......         --         143           --          --
                                 ----------  ----------  -----------  ----------

NET INCREASE (DECREASE) IN NET
 ASSETS.........................    612,963     242,769        5,564     889,119
NET ASSETS -- BEGINNING OF YEAR
 OR PERIOD......................  3,572,049   3,329,280    9,726,968   8,837,849
                                 ----------  ----------  -----------  ----------

NET ASSETS -- END OF YEAR OR
 PERIOD......................... $4,185,012  $3,572,049  $ 9,732,532  $9,726,968
                                 ==========  ==========  ===========  ==========

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                    AXA MID CAP VALUE           AXA MODERATE           AXA MODERATE-PLUS
                                   MANAGED VOLATILITY*           ALLOCATION*              ALLOCATION*
                                 -----------------------  ------------------------  ----------------------
                                     2017        2016         2017         2016        2017        2016
                                 -----------  ----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss)... $    79,422  $   92,357  $   293,958  $   187,520  $   27,808  $   13,861
 Net realized gain (loss).......     950,497     423,444    1,057,579      628,802      97,008      85,368
 Net change in unrealized
   appreciation (depreciation)
   of investments...............    (121,494)    760,784    1,071,588      229,053     138,188       9,613
                                 -----------  ----------  -----------  -----------  ----------  ----------

 Net increase (decrease) in net
   assets resulting from
   operations...................     908,425   1,276,585    2,423,125    1,045,375     263,004     108,842
                                 -----------  ----------  -----------  -----------  ----------  ----------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners...............     287,059     342,109    3,515,624    4,061,692     379,112     342,767
 Transfers between Variable
   Investment Options including
   guaranteed interest account,
   net..........................     (43,782)   (108,569)      (2,289)     773,103       5,852      (5,674)
 Redemptions for contract
   benefits and terminations....  (1,389,847)   (903,086)  (3,008,002)  (2,996,338)   (128,159)   (343,961)
 Contract maintenance charges...     (49,068)    (55,932)    (170,726)    (163,559)    (14,818)    (13,398)
                                 -----------  ----------  -----------  -----------  ----------  ----------

 Net increase (decrease) in net
   assets resulting from
   contractowners transactions..  (1,195,638)   (725,478)     334,607    1,674,898     241,987     (20,266)
                                 -----------  ----------  -----------  -----------  ----------  ----------

NET INCREASE (DECREASE) IN NET
 ASSETS.........................    (287,213)    551,107    2,757,732    2,720,273     504,991      88,576
NET ASSETS -- BEGINNING OF YEAR
 OR PERIOD......................   8,252,102   7,700,995   21,682,650   18,962,377   1,642,092   1,553,516
                                 -----------  ----------  -----------  -----------  ----------  ----------

NET ASSETS -- END OF YEAR OR
 PERIOD......................... $ 7,964,889  $8,252,102  $24,440,382  $21,682,650  $2,147,083  $1,642,092
                                 ===========  ==========  ===========  ===========  ==========  ==========

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                   AXA/AB SMALL CAP       AXA/CLEARBRIDGE
                                        GROWTH*          LARGE CAP GROWTH*   AXA/JANUS ENTERPRISE*
                                 --------------------  --------------------  --------------------
                                    2017       2016       2017       2016      2017       2016
                                 ---------  ---------  ---------  ---------  --------   --------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss)... $   1,342  $   1,355  $     254  $     (79) $    (53)  $    (41)
 Net realized gain (loss).......    71,439    (25,672)    58,319    (29,476)   35,288    (20,124)
 Net change in unrealized
   appreciation (depreciation)
   of investments...............    25,113     76,614     40,485     39,278    18,172     17,694
                                 ---------  ---------  ---------  ---------  --------   --------

 Net increase (decrease) in net
   assets resulting from
   operations...................    97,894     52,297     99,058      9,723    53,407     (2,471)
                                 ---------  ---------  ---------  ---------  --------   --------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners...............    51,617     60,479     72,408    118,253    72,235     97,514
 Transfers between Variable
   Investment Options including
   guaranteed interest account,
   net..........................   111,006    (27,696)     7,870    (32,750)    1,626    (22,540)
 Redemptions for contract
   benefits and terminations....  (128,017)  (187,694)  (117,140)  (120,358)  (17,064)   (30,761)
 Contract maintenance charges...    (3,535)    (4,162)    (3,590)    (3,279)   (1,769)    (1,317)
                                 ---------  ---------  ---------  ---------  --------   --------

 Net increase (decrease) in net
   assets resulting from
   contractowners transactions..    31,071   (159,073)   (40,452)   (38,134)   55,028     42,896
                                 ---------  ---------  ---------  ---------  --------   --------

NET INCREASE (DECREASE) IN NET
 ASSETS.........................   128,965   (106,776)    58,606    (28,411)  108,435     40,425
NET ASSETS -- BEGINNING OF YEAR
 OR PERIOD......................   450,012    556,788    427,831    456,242   173,496    133,071
                                 ---------  ---------  ---------  ---------  --------   --------

NET ASSETS -- END OF YEAR OR
 PERIOD......................... $ 578,977  $ 450,012  $ 486,437  $ 427,831  $281,931   $173,496
                                 =========  =========  =========  =========  ========   ========

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                 CHARTER/SM/ MULTI-SECTOR CHARTER/SM/ SMALL CAP EQ/BLACKROCK BASIC
                                          BOND*                 VALUE*            VALUE EQUITY*
                                 ----------------------   --------------------  -----------------
                                    2017         2016       2017       2016       2017      2016
                                 ----------   ----------   -------   --------   --------  -------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss)... $   15,759   $   21,605  $   200    $    153   $  1,248  $ 1,299
 Net realized gain (loss).......     (5,967)     (18,104)     174      16,744      5,623      372
 Net change in unrealized
   appreciation (depreciation)
   of investments...............     14,934       18,517    1,066     (11,959)       411   12,575
                                 ----------   ----------   -------   --------   --------  -------

 Net increase (decrease) in net
   assets resulting from
   operations...................     24,726       22,018    1,440       4,938      7,282   14,246
                                 ----------   ----------   -------   --------   --------  -------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners...............    107,570      119,345      410         373      3,402    2,975
 Transfers between Variable
   Investment Options including
   guaranteed interest account,
   net..........................     26,190       74,075       --          --         --       --
 Redemptions for contract
   benefits and terminations....   (224,873)     (63,556)    (287)    (51,552)   (11,118)      --
 Contract maintenance charges...     (6,989)      (6,921)    (125)       (392)    (1,074)    (954)
                                 ----------   ----------   -------   --------   --------  -------

 Net increase (decrease) in net
   assets resulting from
   contractowners transactions..    (98,102)     122,943       (2)    (51,571)    (8,790)   2,021
                                 ----------   ----------   -------   --------   --------  -------

 Net increase (decrease) in
   amount retained by AXA in
   Separate Account No. 66......         --           --       (7)         --         --       --
                                 ----------   ----------   -------   --------   --------  -------

NET INCREASE (DECREASE) IN NET
 ASSETS.........................    (73,376)     144,961    1,431     (46,633)    (1,508)  16,267
NET ASSETS -- BEGINNING OF YEAR
 OR PERIOD......................  1,073,932      928,971   12,775      59,408     93,907   77,640
                                 ----------   ----------   -------   --------   --------  -------

NET ASSETS -- END OF YEAR OR
 PERIOD......................... $1,000,556   $1,073,932  $14,206    $ 12,775   $ 92,399  $93,907
                                 ==========   ==========   =======   ========   ========  =======

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                   EQ/CAPITAL GUARDIAN                                  EQ/INTERMEDIATE
                                        RESEARCH*           EQ/EQUITY 500 INDEX*       GOVERNMENT BOND*
                                 -----------------------  ------------------------  ----------------------
                                     2017        2016         2017         2016        2017        2016
                                 -----------  ----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss)... $    58,475  $   59,177  $   341,410  $   376,912  $   34,482  $   27,348
 Net realized gain (loss).......   1,085,732     645,653    2,960,573    1,968,891      (4,697)     11,489
 Net change in unrealized
   appreciation (depreciation)
   of investments...............     597,356    (125,423)   1,411,887      212,607     (18,583)    (25,870)
                                 -----------  ----------  -----------  -----------  ----------  ----------

 Net increase (decrease) in net
   assets resulting from
   operations...................   1,741,563     579,407    4,713,870    2,558,410      11,202      12,967
                                 -----------  ----------  -----------  -----------  ----------  ----------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners...............     342,208     430,663    1,433,185    1,777,629     291,933     333,055
 Transfers between Variable
   Investment Options including
   guaranteed interest account,
   net..........................      34,090     (76,189)     238,558       26,858     347,219     372,352
 Redemptions for contract
   benefits and terminations....  (1,016,261)   (925,855)  (5,334,947)  (2,675,842)   (651,734)   (513,783)
 Contract maintenance charges...     (50,760)    (53,346)    (157,637)    (170,347)    (27,647)    (31,128)
                                 -----------  ----------  -----------  -----------  ----------  ----------

 Net increase (decrease) in net
   assets resulting from
   contractowners transactions..    (690,723)   (624,727)  (3,820,841)  (1,041,702)    (40,229)    160,496
                                 -----------  ----------  -----------  -----------  ----------  ----------

 Net increase (decrease) in
   amount retained by AXA in
   Separate Account No. 66......          --          --           --           --          --          57
                                 -----------  ----------  -----------  -----------  ----------  ----------

NET INCREASE (DECREASE) IN NET
 ASSETS.........................   1,050,840     (45,320)     893,029    1,516,708     (29,027)    173,520
NET ASSETS -- BEGINNING OF YEAR
 OR PERIOD......................   7,137,291   7,182,611   24,808,773   23,292,065   4,108,790   3,935,270
                                 -----------  ----------  -----------  -----------  ----------  ----------

NET ASSETS -- END OF YEAR OR
 PERIOD......................... $ 8,188,131  $7,137,291  $25,701,802  $24,808,773  $4,079,763  $4,108,790
                                 ===========  ==========  ===========  ===========  ==========  ==========

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                     EQ/INTERNATIONAL       EQ/LARGE CAP GROWTH
                                       EQUITY INDEX*              INDEX*
                                 ------------------------  --------------------
                                     2017         2016        2017       2016
                                 -----------  -----------  ----------  --------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss)... $   245,343  $   242,224  $   10,968  $  6,054
 Net realized gain (loss).......     208,264      331,373      80,465    25,078
 Net change in unrealized
   appreciation (depreciation)
   of investments...............   1,508,800     (404,462)    187,665    13,248
                                 -----------  -----------  ----------  --------

 Net increase (decrease) in net
   assets resulting from
   operations...................   1,962,407      169,135     279,098    44,380
                                 -----------  -----------  ----------  --------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners...............     625,274      787,358     243,823   154,673
 Transfers between Variable
   Investment Options including
   guaranteed interest account,
   net..........................    (166,663)    (621,101)    555,943    14,730
 Redemptions for contract
   benefits and terminations....  (1,485,526)  (1,128,298)   (104,860)  (91,092)
 Contract maintenance charges...     (61,636)     (69,532)     (8,527)   (4,863)
                                 -----------  -----------  ----------  --------

 Net increase (decrease) in net
   assets resulting from
   contractowners transactions..  (1,088,551)  (1,031,573)    686,379    73,448
                                 -----------  -----------  ----------  --------

NET INCREASE (DECREASE) IN NET
 ASSETS.........................     873,856     (862,438)    965,477   117,828
NET ASSETS -- BEGINNING OF YEAR
 OR PERIOD......................   9,036,879    9,899,317     640,805   522,977
                                 -----------  -----------  ----------  --------

NET ASSETS -- END OF YEAR OR
 PERIOD......................... $ 9,910,735  $ 9,036,879  $1,606,282  $640,805
                                 ===========  ===========  ==========  ========

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable..

                                    FSA-60

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                 EQ/MFS INTERNATIONAL
                                        GROWTH*          EQ/MID CAP INDEX*       EQ/MONEY MARKET*
                                 --------------------  --------------------  ------------------------
                                    2017       2016       2017       2016        2017         2016
                                 ---------  ---------  ---------  ---------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss)... $   6,109  $   2,654  $   7,254  $   9,096  $    44,548  $    (3,272)
 Net realized gain (loss).......   107,493    (16,443)   122,084    112,326          215          (72)
 Net change in unrealized
   appreciation (depreciation)
   of investments...............    12,769     27,064     (7,708)    30,659          136           70
                                 ---------  ---------  ---------  ---------  -----------  -----------

 Net increase (decrease) in net
   assets resulting from
   operations...................   126,371     13,275    121,630    152,081       44,899       (3,274)
                                 ---------  ---------  ---------  ---------  -----------  -----------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners...............    86,430     79,791    131,727    134,264    1,655,404    1,673,728
 Transfers between Variable
   Investment Options including
   guaranteed interest account,
   net..........................   466,276   (155,024)   (83,218)   220,933      189,414      331,496
 Redemptions for contract
   benefits and terminations....  (179,592)   (28,818)  (244,833)  (208,869)  (3,647,047)  (3,221,725)
 Contract maintenance charges...    (3,412)    (2,504)    (5,762)    (5,820)     (78,135)     (98,070)
                                 ---------  ---------  ---------  ---------  -----------  -----------

 Net increase (decrease) in net
   assets resulting from
   contractowners transactions..   369,702   (106,555)  (202,086)   140,508   (1,880,364)  (1,314,571)
                                 ---------  ---------  ---------  ---------  -----------  -----------

 Net increase (decrease) in
   amount retained by AXA in
   Separate Account No. 66......        --         --         --         --          (21)         (21)
                                 ---------  ---------  ---------  ---------  -----------  -----------

NET INCREASE (DECREASE) IN NET
 ASSETS.........................   496,073    (93,280)   (80,456)   292,589   (1,835,486)  (1,317,866)
NET ASSETS -- BEGINNING OF YEAR
 OR PERIOD......................   284,389    377,669    941,673    649,084   12,500,706   13,818,572
                                 ---------  ---------  ---------  ---------  -----------  -----------

NET ASSETS -- END OF YEAR OR
 PERIOD......................... $ 780,462  $ 284,389  $ 861,217  $ 941,673  $10,665,220  $12,500,706
                                 =========  =========  =========  =========  ===========  ===========

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-61

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                  EQ/PIMCO ULTRA SHORT                            EQ/SMALL COMPANY
                                          BOND*          EQ/QUALITY BOND PLUS*         INDEX*
                                 ----------------------  --------------------  ----------------------
                                    2017        2016      2017       2016         2017        2016
                                 ----------  ----------   ------     ------    ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss)... $   29,258  $   22,778  $   81     $   79     $   47,502  $   46,422
 Net realized gain (loss).......       (303)     (1,779)     --          2        495,881     430,815
 Net change in unrealized
   appreciation (depreciation)
   of investments...............     13,158      23,216      12         (1)        60,927     378,851
                                 ----------  ----------   ------     ------    ----------  ----------

 Net increase (decrease) in net
   assets resulting from
   operations...................     42,113      44,215      93         80        604,310     856,088
                                 ----------  ----------   ------     ------    ----------  ----------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners...............    201,530     316,676      --         --        353,322     458,960
 Transfers between Variable
   Investment Options including
   guaranteed interest account,
   net..........................    103,290       6,503      --         --        129,699    (340,872)
 Redemptions for contract
   benefits and terminations....   (282,559)   (106,446)     --         --       (889,714)   (635,802)
 Contract maintenance charges...    (13,357)    (14,859)    (91)       (93)       (30,484)    (31,791)
                                 ----------  ----------   ------     ------    ----------  ----------

 Net increase (decrease) in net
   assets resulting from
   contractowners transactions..      8,904     201,874     (91)       (93)      (437,177)   (549,505)
                                 ----------  ----------   ------     ------    ----------  ----------

 Net increase (decrease) in
   amount retained by AXA in
   Separate Account No. 66......         --          (5)     39        (36)            --          --
                                 ----------  ----------   ------     ------    ----------  ----------

NET INCREASE (DECREASE) IN NET
 ASSETS.........................     51,017     246,084      41        (49)       167,133     306,583
NET ASSETS -- BEGINNING OF YEAR
 OR PERIOD......................  2,325,254   2,079,170   7,020      7,069      4,705,624   4,399,041
                                 ----------  ----------   ------     ------    ----------  ----------

NET ASSETS -- END OF YEAR OR
 PERIOD......................... $2,376,271  $2,325,254  $7,061     $7,020     $4,872,757  $4,705,624
                                 ==========  ==========   ======     ======    ==========  ==========

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-62

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                   EQ/T. ROWE PRICE      MULTIMANAGER CORE         MULTIMANAGER
                                    GROWTH STOCK*              BOND*                TECHNOLOGY*
                                 -------------------  ----------------------  ----------------------
                                    2017      2016       2017        2016        2017        2016
                                 ---------  --------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss)... $    (171) $   (154) $   22,160  $   27,404  $   (1,148) $     (851)
 Net realized gain (loss).......   229,179    14,494      (9,921)     (9,208)  1,491,480     566,790
 Net change in unrealized
   appreciation (depreciation)
   of investments...............   (30,251)   16,454      15,641      11,341     463,999    (153,573)
                                 ---------  --------  ----------  ----------  ----------  ----------

 Net increase (decrease) in net
   assets resulting from
   operations...................   198,757    30,794      27,880      29,537   1,954,331     412,366
                                 ---------  --------  ----------  ----------  ----------  ----------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners...............   125,321   212,156     117,851     128,967     308,110     384,784
 Transfers between Variable
   Investment Options including
   guaranteed interest account,
   net..........................    94,512     4,636     (54,471)    355,004     216,309    (126,356)
 Redemptions for contract
   benefits and terminations....  (153,221)  (45,121)   (492,947)   (692,545)   (401,179)   (347,396)
 Contract maintenance charges...    (5,480)   (4,539)     (7,026)     (9,470)    (37,194)    (32,626)
                                 ---------  --------  ----------  ----------  ----------  ----------

 Net increase (decrease) in net
   assets resulting from
   contractowners transactions..    61,132   167,132    (436,593)   (218,044)     86,046    (121,594)
                                 ---------  --------  ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN NET
 ASSETS.........................   259,889   197,926    (408,713)   (188,507)  2,040,377     290,772
NET ASSETS -- BEGINNING OF YEAR
 OR PERIOD......................   619,829   421,903   1,440,540   1,629,047   4,854,810   4,564,038
                                 ---------  --------  ----------  ----------  ----------  ----------

NET ASSETS -- END OF YEAR OR
 PERIOD......................... $ 879,718  $619,829  $1,031,827  $1,440,540  $6,895,187  $4,854,810
                                 =========  ========  ==========  ==========  ==========  ==========

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-63

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                       TARGET 2015             TARGET 2025             TARGET 2035
                                       ALLOCATION*             ALLOCATION*             ALLOCATION*
                                 ----------------------  ----------------------  ----------------------
                                    2017        2016        2017        2016        2017        2016
                                 ----------  ----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss)... $   18,828  $   20,859  $   47,697  $   39,385  $   29,318  $   24,974
 Net realized gain (loss).......     (7,371)    (35,941)      2,212      11,493      34,152      16,343
 Net change in unrealized
   appreciation (depreciation)
   of investments...............    143,911     129,008     418,869     166,991     286,311      98,840
                                 ----------  ----------  ----------  ----------  ----------  ----------

 Net increase (decrease) in net
   assets resulting from
   operations...................    155,368     113,926     468,778     217,869     349,781     140,157
                                 ----------  ----------  ----------  ----------  ----------  ----------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners...............     40,948      87,908     581,954     556,918     422,136     432,622
 Transfers between Variable
   Investment Options including
   guaranteed interest account,
   net..........................    139,534     (25,116)    134,665     (16,044)     (3,855)    (89,884)
 Redemptions for contract
   benefits and terminations....   (339,939)   (766,839)   (474,056)   (418,834)   (402,229)   (195,116)
 Contract maintenance charges...     (9,902)    (14,689)    (23,502)    (22,955)    (15,498)    (14,329)
                                 ----------  ----------  ----------  ----------  ----------  ----------

 Net increase (decrease) in net
   assets resulting from
   contractowners transactions..   (169,359)   (718,736)    219,061      99,085         554     133,293
                                 ----------  ----------  ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN NET
 ASSETS.........................    (13,991)   (604,810)    687,839     316,954     350,335     273,450
NET ASSETS -- BEGINNING OF YEAR
 OR PERIOD......................  1,458,145   2,062,955   2,895,261   2,578,307   1,919,022   1,645,572
                                 ----------  ----------  ----------  ----------  ----------  ----------

NET ASSETS -- END OF YEAR OR
 PERIOD......................... $1,444,154  $1,458,145  $3,583,100  $2,895,261  $2,269,357  $1,919,022
                                 ==========  ==========  ==========  ==========  ==========  ==========

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-64

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                       TARGET 2045           TARGET 2055
                                       ALLOCATION*           ALLOCATION*
                                 ----------------------  ------------------
                                    2017        2016       2017      2016
                                 ----------  ----------  --------  --------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss)... $   24,038  $   18,010  $  2,881  $  1,738
 Net realized gain (loss).......      8,979      (7,824)      (52)    7,581
 Net change in unrealized
   appreciation (depreciation)
   of investments...............    256,824      91,406    32,895    (2,844)
                                 ----------  ----------  --------  --------

 Net increase (decrease) in net
   assets resulting from
   operations...................    289,841     101,592    35,724     6,475
                                 ----------  ----------  --------  --------
FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners...............    318,721     425,750    68,670    53,259
 Transfers between Variable
   Investment Options including
   guaranteed interest account,
   net..........................     37,529    (204,217)    4,134    63,252
 Redemptions for contract
   benefits and terminations....   (184,193)   (239,804)  (35,197)     (847)
 Contract maintenance charges...    (13,119)    (11,691)   (1,750)     (640)
                                 ----------  ----------  --------  --------

 Net increase (decrease) in net
   assets resulting from
   contractowners transactions..    158,938     (29,962)   35,857   115,024
                                 ----------  ----------  --------  --------

 Net increase (decrease) in
   amount retained by AXA in
   Separate Account No. 66......         --          --        (6)       --
                                 ----------  ----------  --------  --------

NET INCREASE (DECREASE) IN NET
 ASSETS.........................    448,779      71,630    71,575   121,499
NET ASSETS -- BEGINNING OF YEAR
 OR PERIOD......................  1,404,735   1,333,105   154,028    32,529
                                 ----------  ----------  --------  --------

NET ASSETS -- END OF YEAR OR
 PERIOD......................... $1,853,514  $1,404,735  $225,603  $154,028
                                 ==========  ==========  ========  ========

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-65

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2017

1. Organization

   Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled), and 66 (collectively, the "Funds" or "Accounts") of AXA Equitable Life Insurance Company ("AXA Equitable"), were established under New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Funds are not chargeable with liabilities arising out of any other business of AXA Equitable. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946--Investment Companies, which is part of accounting principles generally accepted in the United States of America ("GAAP"). These financial statements reflect the financial position and results of operations for each of the Separate Accounts No. 10, 4, 3 and each of the Variable Investment Options of Separate Account No. 66. Annuity contracts issued by AXA Equitable for which the Accounts are the funding vehicles are Equi-Pen-Plus ("EPP"), Members Retirement Program ("MRP"), and Retirement Investment Account ("RIA") (collectively, "the Plans"). Institutional Contracts reflects investments in Funds by Contractowners of group annuity contracts issued by AXA Equitable. Assets of the Plans and Institutional are invested in a number of investment Funds (available Funds vary by Plan).

   Separate Account No. 66 consists of 44 Variable Investment Options. The Account invests in shares of mutual funds of AXA Premier VIP Trust ("VIP") and EQ Advisors Trust ("EQAT") (collectively "the Trusts"). The Trusts are open-end investment management companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. As used herein, "the Trusts" refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Accounts.

   Separate Account No. 10, 4, and 3 present a Statement of Assets and Liabilities as of December 31, 2017, a Statement of Operations for the year ended December 31, 2017, a Statement of Changes in Net Assets for the years ended December 31, 2017 and 2016, and a Portfolio of Investments as of December 31, 2017. The Contractowners invest in Separate Accounts No. 10, 4 and 3 under the following respective names:

 RIA                                    POOLED SEPARATE ACCOUNT FUNDS**
 Separate Account No. 10                The AllianceBernstein Balanced Fund
 Separate Account No. 4                 The AllianceBernstein Common Stock
                                        Fund
 Separate Account No. 3                 The AllianceBernstein Mid Cap Growth
                                        Fund

 MRP                                    POOLED SEPARATE ACCOUNT FUNDS**
 Separate Account No. 10                The AllianceBernstein Balanced Fund
 Separate Account No. 4                 The AllianceBernstein Growth Equity
                                        Fund
 Separate Account No. 3                 The AllianceBernstein Mid Cap Growth
                                        Fund

 EPP                                    POOLED SEPARATE ACCOUNT FUNDS**
 Separate Account No. 10                The AllianceBernstein Balanced Fund
 Separate Account No. 4                 The AllianceBernstein Common Stock
                                        Fund

 INSTITUTIONAL                          POOLED SEPARATE ACCOUNT FUNDS**
 Separate Account No. 10                Balanced Account
 Separate Account No. 4                 Growth Stock Account
 Separate Account No. 3                 Mid Cap Growth Stock Account

                                    FSA-66

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

1. Organization (Continued)

   Separate Account No. 66 consists of the Variable Investment Options listed below. Separate Accounts No. 66 presents, for each of these Variable Investment Options, a Statement of Assets and Liabilities as of December 31, 2017, a Statement of Operations for the year ended December 31, 2017, and a Statement of Changes in Net Assets for the years or periods ended
   December 31, 2017 and 2016, except as otherwise indicated below:

Separate Account No. 66:
                 RIA                   EQ ADVISORS TRUST*
                 ---                   ------------------
                                       1290 VT Socially Responsible           EQ/Large Cap Growth Index
                                       AXA Global Equity Managed Volatility   EQ/Mid Cap Index
                                       AXA International Core Managed
                                       Volatility                             EQ/Money Market
                                       AXA International Value Managed
                                       Volatility                             EQ/Quality Bond PLUS
                                       AXA Large Cap Core Managed
                                       Volatility/(5)/                        EQ/T. Rowe Price Growth Stock
                                       AXA Large Cap Growth Managed
                                       Volatility                             Multimanager Technology
                                       AXA Large Cap Value Managed Volatility AXA Premier VIP Trust*
                                       AXA Mid Cap Value Managed Volatility   Charter/SM/ Multi-Sector Bond
                                       AXA/AB Small Cap Growth                Charter/SM/ Small Cap Value
                                       AXA/ClearBridge Large Cap Growth
                                       EQ/BlackRock Basic Value Equity
                                       EQ/Capital Guardian Research
                                       EQ/Equity 500 Index
                                       EQ/Intermediate Government Bond
                                       EQ/International Equity Index
                                       EQ/JPMorgan Value Opportunities/(5)/
                 MRP                   EQ ADVISORS TRUST*                     AXA PREMIER VIP TRUST*
                 ---                   ------------------                     ----------------------
                                       1290 VT DoubleLine Dynamic
                                       Allocation/(1)/                        AXA Aggressive Allocation
                                       1290 VT Equity Income/(2)/             AXA Conservative Allocation
                                       1290 VT GAMCO Mergers and
                                       Acquisitions/(3)/                      AXA Conservative-Plus Allocation
                                       1290 VT GAMCO Small Company Value/(4)/ AXA Moderate Allocation
                                       1290 VT Socially Responsible           AXA Moderate-Plus Allocation
                                       All Asset Growth - Alt 20              Charter/SM/ Multi-Sector Bond
                                       AXA Global Equity Managed Volatility   Target 2015 Allocation
                                       AXA International Core Managed
                                       Volatility                             Target 2025 Allocation
                                       AXA Large Cap Growth Managed
                                       Volatility                             Target 2035 Allocation
                                       AXA Large Cap Value Managed Volatility Target 2045 Allocation
                                       AXA Mid Cap Value Managed Volatility   Target 2055 Allocation
                                       AXA/AB Small Cap Growth
                                       AXA/ClearBridge Large Cap Growth
                                       AXA/Janus Enterprise
                                       EQ/Capital Guardian Research
                                       EQ/Equity 500 Index
                                       EQ/Intermediate Government Bond
                                       EQ/International Equity Index
                                       EQ/Large Cap Growth Index
                                       EQ/MFS International Growth
                                       EQ/Mid Cap Index
                                       EQ/Money Market
                                       EQ/PIMCO Ultra Short Bond
                                       EQ/Small Company Index
                                       EQ/T. Rowe Price Growth Stock
                                       Multimanager Core Bond
                                       Multimanager Technology

   ----------
   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.
   * As defined in the respective Prospectus of the Plans.
  (1)Formerly known as All Asset Moderate Growth-Alt 15.
  (2)Formerly known as EQ/Boston Advisors Equity Income.
  (3)Formerly known as EQ/GAMCO Mergers And Acquisitions.
  (4)Formerly known as EQ/GAMCO Small Company Value.
  (5)The account had no units at December 31, 2017 and 2016, thus the fund is excluded from all other sections of the financial statements.


                                    FSA-67

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

1. Organization (Concluded)

   Under applicable insurance law, the assets and liabilities of the Accounts are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Accounts are the property of AXA Equitable. However, the portion of the Accounts' assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct. Separate Account No. 66 is used to fund benefits under group annuity Contract ("Contracts") in connection with retirement savings on a tax-deferred basis.

   The amount retained by AXA Equitable in Separate Accounts No. 4 and 66 arises primarily from (1) contributions from AXA Equitable, and (2) that portion, determined ratably, of the Account's investment results applicable to those assets in the account in excess of the net assets attributable to contractowners. Amounts retained by AXA Equitable are not subject to charges for expense risks, assets-based administration charges are distribution charges. Amount retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account"). AXA Equitable's General Account is subject to creditor rights.

   Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolio of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

   In the normal course of business, AXA Equitable may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Accounts. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   ACCOUNTING POLICIES SPECIFIC TO SEPARATE ACCOUNTS NO. 10, 4 AND 3:

   Investment securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by AXA Equitable's investment officers.

   In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price.

   Futures and forward contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used.

   U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days.

   Fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the investment advisor may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security.

   Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m.,

                                    FSA-68

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

2. Significant Accounting Policies (Continued)

   Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. Other assets that do not have a readily available market price are valued at fair value as determined in good faith by AXA Equitable's investment officers.

   INVESTMENT TRANSACTIONS:

   Security transactions are recorded on the trade date. Amortized cost of debt securities where applicable is adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   The books and records of the Accounts are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reflected under "Realized and Unrealized Gain (Loss) on Investments" in the Statement of Operations. Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year.

   FUTURES AND FORWARD CONTRACTS:

   Futures and forward contracts are agreements to buy or sell a security, foreign currency, or stock index for a set price in the future. Initial margin deposits are made upon entering into futures contracts and can be either in cash or securities.

   Separate Accounts No. 10 and 4 may buy or sell futures contracts solely for the purpose of protecting their Account's securities against anticipated future changes in interest rates that might adversely affect the value of an Account's securities or the price of the securities that an Account intends to purchase at a later date. During the period the futures and forward contracts are open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. Variation margin payments for futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. For the year ended December 31, 2017, the average monthly notional value of futures contracts held in Separate Account No. 4 was $713,480. All futures contracts were related to equity contracts. For the year ended December 31, 2017, Separate Account No. 10 did not enter into any futures contracts. Separate Account No. 3 does not enter into futures contracts.

   When the futures or forward contract is closed, the Accounts record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Accounts' basis in the contract. Should interest rates or the price of securities move unexpectedly, the Accounts may not achieve the anticipated benefits of the financial futures or forward contracts and may incur a loss. The use of futures and forward transactions involves the risk of imperfect correlation in movements in the prices of futures and forward contracts, interest rates and the underlying hedged assets.

   Separate Account No. 10 may enter into forward currency contracts in order to hedge its exposure to changes in foreign security holdings, but did not enter into any forward currency contracts during the year ended December 31, 2017. Separate Accounts No. 3, and 4 do not enter into forward currency contracts. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The realized gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains and losses from foreign currency transactions.

   MARKET AND CREDIT RISK:

   Futures and forward contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures and forward contracts reflect the extent of the Accounts' exposure to off-balance sheet risk. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Accounts bear the market risk that arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade that acts as the counterparty of the Accounts' futures transactions. Forward contracts are

                                    FSA-69

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

2. Significant Accounting Policies (Continued)

   entered into directly with a counterparty and not through an exchange and can be terminated only by agreement of both parties to the contract. There is no daily margin settlement and the Accounts are exposed to the risk of default by the counterparty.

   CONTRACTS IN PAYOUT:

   Net assets allocated to Contracts in the payout period are computed according to various mortality tables, depending on the year the benefits were purchased. The tables used are the 1951 GA, the 1971 GAM, the 1983 GAM, and the 1994 GAR. The assumed investment returns vary by Contract and range from 4 percent to 8.75 percent. The Contracts are participating group annuities, and thus, the mortality risk is borne by the Contractowner, as long as the Contract has not been discontinued. AXA Equitable retains the ultimate obligation to pay the benefits if the Contract funds become insufficient and the Contractowner elects to discontinue the contract.

   OTHER ASSETS AND LIABILITIES:

   Amounts due to/from the General Account represent receivables/payables for policy related transactions predominantly related to premiums, surrenders and death benefits.

   CONTRACT PAYMENTS AND WITHDRAWALS:

   Payments received from Contractowners represent contributions under the Contracts (excluding amounts allocated to the guaranteed interest option, reflected in the General Account) after the deduction of any applicable withdrawal changes. The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate.

   Withdrawals are payments to participants and beneficiaries made under the terms of the Plans and include amounts that participants have requested to be withdrawn and paid to them.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

   FOREIGN TAXES:

   The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

   ACCOUNTING POLICIES SPECIFIC TO SEPARATE ACCOUNT NO. 66:

   INVESTMENTS:

   Investments are made in shares of the Portfolios and the fair values of investments are valued at the reported net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:

   Investment transactions are recorded on the trade date. Dividend income and distributions of net realized gains from the Portfolios are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on the redemptions of investments in the Portfolios (determined on the identified cost basis) and (2) distributions of net realized gains on investment transactions of the Portfolios.

   DUE TO AND DUE FROM:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various Portfolios by Contractowners. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades.

                                    FSA-70

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

2. Significant Accounting Policies (Concluded)


   CONTRACT PAYMENTS AND TRANSFERS:

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account.

   Transfers between Variable Investment Options including the guaranteed interest account, net, are amounts that participants have directed to be moved among Portfolios, including permitted transfers to and from the guaranteed interest account. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Redemptions for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in redemptions for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 -- Quoted prices that are publicly available for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 -- Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

   Level 3 -- Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

   Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant

                                    FSA-71

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

3. Fair Value Disclosures (Continued)

   component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

   Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

   The Advisor has established a Valuation Committee (the "Committee") which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedure established by the Advisor and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee's responsibilities include:
   1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Advisor's pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

   The Committee is also responsible for monitoring the implementation of the pricing policies by the Advisor's Pricing Group (the "Pricing Group") and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

   In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Advisor's prices).

   For Separate Account No. 66, all investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between Level 1, Level 2 and Level 3 during the year for Separate Account No. 66.

   For Separate Accounts No. 10, 4, and 3, assets measured at fair value on a recurring basis are summarized below as of the dates indicated:

                                                   FAIR VALUE MEASUREMENTS
                                                   AS OF DECEMBER 31, 2017
                                                           LEVEL 1
                                              ---------------------------------
                                              SEPARATE    SEPARATE    SEPARATE
                                               ACCOUNT    ACCOUNT     ACCOUNT
                                              NO.10/(1)/    NO.4        NO.3
                                              ---------- ----------- ----------
ASSETS
Investments:
Common stocks
 Consumer discretionary...................... $1,340,070 $15,810,837 $5,127,896
 Consumer staples............................    734,992   5,852,428  1,106,758
 Energy......................................    488,302     751,276         --
 Financials..................................  1,553,134   2,994,460  2,543,445
 Health Care.................................  1,352,893  11,040,492  4,197,988
 Industrials.................................  1,101,245  10,940,874         --
 Information Technology......................  2,556,206  32,725,280         --
 Materials & Processing......................    199,057   3,219,262  1,195,426

                                    FSA-72

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

3. Fair Value Disclosures (Continued)

                                                     FAIR VALUE MEASUREMENTS
                                                     AS OF DECEMBER 31, 2017
                                                             LEVEL 1
                                               -----------------------------------
                                                SEPARATE    SEPARATE    SEPARATE
                                                 ACCOUNT    ACCOUNT     ACCOUNT
                                               NO.10/(1)/     NO.4        NO.3
                                               ----------- ----------- -----------
 Real estate.................................. $    69,089 $ 2,164,914 $        --
 Technology...................................          --          --   3,970,196
 Telecommunication services...................      91,377     848,122          --
 Utilities....................................     248,502       9,968          --
                                               ----------- ----------- -----------
   TOTAL COMMON STOCKS........................   9,734,867  86,357,914  22,363,206
                                               ----------- ----------- -----------
Other financial instruments:
Liabilities
 Futures Contracts/(2)/.......................          --       4,516          --
                                               ----------- ----------- -----------
TOTAL LEVEL 1................................. $ 9,734,867 $86,362,430 $22,363,206
                                               =========== =========== ===========

                                                             LEVEL 2
                                               -----------------------------------
                                                SEPARATE    SEPARATE    SEPARATE
                                                 ACCOUNT    ACCOUNT     ACCOUNT
                                               NO.10/(1)/     NO.4        NO.3
                                               ----------- ----------- -----------
ASSETS
Investments:
Fixed Maturities, available for sale
 Corporate.................................... $ 2,425,935 $        -- $        --
 U.S. Treasury, government and agency.........   6,823,266          --          --
 States and political subdivision.............      39,111          --          --
 Foreign governments..........................      29,175          --          --
 Commercial mortgage-backed...................     101,681          --          --
 Residential mortgage-backed..................   2,424,524          --          --
                                               ----------- ----------- -----------
   TOTAL FIXED MATURITIES, AVAILABLE FOR SALE.  11,843,692          --          --
                                               ----------- ----------- -----------
Common stocks
 Consumer discretionary.......................     499,758          --          --
 Consumer staples.............................     527,102          --          --
 Energy.......................................     392,310          --          --
 Financials...................................   1,250,774          --          --
 Health Care..................................     541,391          --          --
 Industrials..................................     951,303          --          --
 Materials & Processing.......................     245,946          --          --
 Producer durables............................     451,486          --          --
 Technology...................................     257,146          --          --
 Telecommunication services...................     295,692          --          --
 Utilities....................................     270,587          --          --
                                               ----------- ----------- -----------
   TOTAL COMMON STOCKS........................   5,683,495          --          --
                                               ----------- ----------- -----------
Preferred stocks
 Consumer discretionary.......................      27,684          --          --
                                               ----------- ----------- -----------
   TOTAL PREFERRED STOCKS.....................      27,684          --          --
                                               ----------- ----------- -----------
 Affiliated separate accounts.................          --          --          --
                                               ----------- ----------- -----------
TOTAL LEVEL 2................................. $17,554,871 $        -- $        --
                                               =========== =========== ===========

                                    FSA-73

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

3. Fair Value Disclosures (Concluded)


                                                       LEVEL 3
                                              --------------------------
                                              SEPARATE SEPARATE SEPARATE
                                              ACCOUNT  ACCOUNT  ACCOUNT
                                               NO.10     NO.4     NO.3
                                              -------- -------- --------
ASSETS
Investments:
Fixed Maturities, available for sale
 Asset-backed................................  $17,924      $--      $--
                                               -------      ---      ---
TOTAL LEVEL 3................................  $17,924      $--      $--
                                               =======      ===      ===

   The table below presents a reconciliation for all Level 3 Assets at December 31, 2017:

                                                LEVEL 3 INSTRUMENTS
                                              FAIR VALUE MEASUREMENTS
                                              SEPARATE ACCOUNT NO. 10
                                              -----------------------
                                                 FIXED MATURITIES
                                              -----------------------
                                                   ASSET-BACKED
                                              -----------------------
BALANCE, DECEMBER 31, 2016...................               $  21,490
Total gains (losses) realized and
 unrealized, included in:
Earnings as:
 Net amortization/accretion..................                      30
                                                            ---------
   SUBTOTAL..................................                  21,520
                                                            ---------
 Change in unrealized gain...................                     249
 Settlements.................................                  (3,845)
                                                            ---------
BALANCE, DECEMBER 31, 2017...................               $  17,924
                                                            =========

   ----------
  (1)For the year ended December 31, 2017, several Common Stock securities transferred from level 1 to level 2 due to changes in updated classification at the measurement date.
  (2)Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized depreciation of futures contracts as reported in the portfolio of investments.

   The table below details the changes in unrealized gains for 2017 by category for Level 3 assets still held as of December 31, 2017:

                                              SEPARATE
                                              ACCOUNT
                                               NO.10
                                              --------
LEVEL 3 INSTRUMENTS STILL HELD AS OF
 DECEMBER 31, 2017
Change in unrealized gains or losses
Fixed maturities, available for sale:
 Asset-backed................................   $  249
                                                ------
TOTAL........................................   $  249
                                                ======

                                    FSA-74

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017


4. Purchases and Sales of Portfolios

   Investment Security Transactions:

   For the year ended December 31, 2017, investment security transactions, excluding short-term debt securities, were as follows for Separate Accounts No. 10, 4, and 3:

                                                       PURCHASES                      SALES
                                              ---------------------------- ----------------------------
                                                                  U.S.                         U.S.
                                                STOCKS AND     GOVERNMENT    STOCKS AND     GOVERNMENT
FUND                                          DEBT SECURITIES AND AGENCIES DEBT SECURITIES AND AGENCIES
----                                          --------------- ------------ --------------- ------------
Separate Account No. 10......................     $27,005,892   $5,077,564     $30,501,715   $4,120,835
Separate Account No. 4.......................      11,994,060           --      20,910,522           --
Separate Account No. 3.......................      12,390,907           --      15,747,962           --

   The cost of purchases and proceeds from sales of Portfolios for the year ended December 31, 2017 were as follows for Separate Account No. 66:

                                                        PURCHASES     SALES
                                                        ---------- -----------
1290 VT DOUBLELINE DYNAMIC ALLOCATION.................. $   16,022 $    12,176
1290 VT EQUITY INCOME..................................    206,765     313,931
1290 VT GAMCO MERGERS AND ACQUISITIONS.................     20,503      24,315
1290 VT GAMCO SMALL COMPANY VALUE......................    622,123     727,359
1290 VT SOCIALLY RESPONSIBLE...........................    616,489     115,149
ALL ASSET GROWTH-ALT 20................................    186,499      40,581
AXA AGGRESSIVE ALLOCATION..............................    494,944     363,730
AXA CONSERVATIVE ALLOCATION............................    179,101     281,208
AXA CONSERVATIVE-PLUS ALLOCATION.......................    144,245     362,837
AXA GLOBAL EQUITY MANAGED VOLATILITY...................    818,009     706,231
AXA INTERNATIONAL CORE MANAGED VOLATILITY..............    272,126     344,757
AXA INTERNATIONAL VALUE MANAGED VOLATILITY.............      3,805         876
AXA LARGE CAP GROWTH MANAGED VOLATILITY................    807,274     836,156
AXA LARGE CAP VALUE MANAGED VOLATILITY.................    551,604   1,659,815
AXA MID CAP VALUE MANAGED VOLATILITY...................    834,063   1,459,421
AXA MODERATE ALLOCATION................................  4,170,163   2,739,320
AXA MODERATE-PLUS ALLOCATION...........................    482,038     124,701
AXA/AB SMALL CAP GROWTH................................    588,116     508,503
AXA/CLEARBRIDGE LARGE CAP GROWTH.......................    191,512     177,862
AXA/JANUS ENTERPRISE...................................    163,083      82,880
CHARTER/SM/ MULTI-SECTOR BOND..........................    327,704     410,008
CHARTER/SM/ SMALL CAP VALUE............................        608         417
EQ/BLACKROCK BASIC VALUE EQUITY........................      4,649      12,191
EQ/CAPITAL GUARDIAN RESEARCH...........................    892,016   1,092,419
EQ/EQUITY 500 INDEX....................................  2,063,190   5,328,420
EQ/INTERMEDIATE GOVERNMENT BOND........................    727,693     731,004
EQ/INTERNATIONAL EQUITY INDEX..........................    846,663   1,689,684
EQ/LARGE CAP GROWTH INDEX..............................  1,116,014     356,447
EQ/MFS INTERNATIONAL GROWTH............................  1,997,967   1,594,003
EQ/MID CAP INDEX.......................................    288,914     412,211
EQ/MONEY MARKET........................................  8,632,191  10,467,631
EQ/PIMCO ULTRA SHORT BOND..............................    369,541     331,325
EQ/QUALITY BOND PLUS...................................         86          93
EQ/SMALL COMPANY INDEX.................................    980,727   1,016,526
EQ/T. ROWE PRICE GROWTH STOCK..........................  1,142,305   1,010,228
MULTIMANAGER CORE BOND.................................    495,904     910,326
MULTIMANAGER TECHNOLOGY................................  4,087,148   3,462,387
TARGET 2015 ALLOCATION.................................    232,863     347,279

                                    FSA-75

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

4. Purchases and Sales of Portfolios (Concluded)

                                                        PURCHASES  SALES
                                                        --------- --------
TARGET 2025 ALLOCATION................................. $722,178  $455,296
TARGET 2035 ALLOCATION.................................  416,443   386,479
TARGET 2045 ALLOCATION.................................  391,928   208,882
TARGET 2055 ALLOCATION.................................   72,065    33,311

5. Expenses and Related Party Transactions

   In Separate Account No. 66, the assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trusts. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options invest are categorized by the share class of the Portfolio. EQAT and VIP issue Class A, Class B and Class K shares. All share classes issued by EQAT and VIP are subject to fees for investment management and advisory services and other Portfolio expenses. Class A and Class B are also subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") approved by the EQAT and VIP Trusts' Board of Trustees and adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class A or Class B shares. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable.

   AXA Equitable Funds Management Group, LLC ("FMG LLC"), a wholly-owned subsidiary of AXA Equitable serves as investment manager of the Portfolios of EQAT and VIP. FMG LLC either (1) contracts with and oversees the activities of the investment sub-advisors with respect to the Portfolios and is responsible for retaining and discontinuing the services of those sub-advisors or (2) directly manages the Portfolios. FMG LLC receives management fees for services performed in its capacity as investment manager of the Portfolios of EQAT and VIP, and pays fees to the sub-advisors for sub-advisory services to the respective Portfolios. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.46% to a high of 1.45% (after waivers, reimbursements, fees paid indirectly and including indirect expenses, as applicable) of the average daily net assets of the Portfolios of EQAT and VIP. Since these fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, they are not included in the expenses or expense ratios of the Variable Investment Options.

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for the AXA/AB Small Cap Growth; EQ/Equity 500 Index; EQ/International Equity Index; EQ/Large Cap Growth Index; EQ/Small Company Index and Separate Accounts No. 10, 4 and 3; as well as a portion of AXA Large Cap Value Managed Volatility and EQ/Quality Bond PLUS. AllianceBernstein is a publicly traded limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent of AXA Equitable).

   AXA Advisors, LLC is an affiliate of AXA Equitable, and a distributor and principal underwriter of the policies ("Contracts"). AXA Advisors is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network") or its subsidiaries (affiliates of AXA Equitable). AXA Advisors receives commissions and other service-related payments under its distribution agreement with AXA Equitable and its networking agreement with AXA Network.

   In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, AXA Equitable, AllianceBernstein, and AXA Advisors may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the AXA Equitable Funds' portfolio transactions.

   AXA Equitable serves as the transfer agent for EQAT and VIP.

6. Reorganization

   In May 2017, pursuant to several Agreement and Plan of Reorganization and Termination, as approved by contractholders, certain Portfolios of EQ Advisors Trust (the "Surviving Portfolios") acquired the net assets of other Portfolios of AXA Premier VIP Trust and EQ Advisors Trust (the "Removed Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were replaced with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). For accounting purposes, these reorganizations were treated as a merger.

                                    FSA-76

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

6. Reorganization (Concluded)


-----------------------------------------------------------------------------
                          REMOVED PORTFOLIO           SURVIVING PORTFOLIO
-----------------------------------------------------------------------------
 MAY 19, 2017             ALL ASSET AGGRESSIVE-ALT 25 ALL ASSET GROWTH-ALT 20
-----------------------------------------------------------------------------
Shares -- Class B            9,204                      20,743
Value -- Class B          $  12.58                    $  20.09
Net Assets Before Merger  $115,809                    $300,819
Net Assets After Merger   $     --                    $416,628
Unrealized Gain           $  3,118
-----------------------------------------------------------------------------

   In 2016, there were no reorganizations within the Variable Investment Options of the Account.

7. Asset-based Charges and Contractowner Charges

   Charges and fees relating to the Portfolios are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Portfolios. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Portfolio units or (ii) reduction in unit value.

   RIA

   Charges and fees relating to the Portfolios are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Portfolios. Depending upon the terms of a contract, sales-related fees and operating expenses are paid by the contract holders
   (i) by a reduction of an appropriate number of Portfolio units or
   (ii) reduction in unit value from contractowners. Fees with respect to the Retirement Investment Account (RIA) contracts are as follows:

   INVESTMENT MANAGEMENT FEE:

   An annual rate of 0.50% of the net assets attributable to RIA units is assessed for the AllianceBernstein Balanced Fund, and AllianceBernstein Mid Cap Growth Fund and an effective annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as a reduction in RIA unit value.

   ADMINISTRATIVE FEES:

   Contracts investing in the Portfolios are subject to certain administrative expenses according to contract terms. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Portfolio units or (ii) reduction in unit value. These fees may include:

   Ongoing Operations Fee -- An expense charge is made based on the combined net balances of each fund. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or
   (ii) reduction in unit value. For employer plans which adopted RIA after February 9, 1986, the monthly rate ranges are summarized in the table below:

             COMBINED BALANCE OF INVESTMENT OPTIONS  MONTHLY RATE
             --------------------------------------  --------------
                        First $150,000.............. 1/12 of 1.25%
                        Next $350,000............... 1/12 of 1.00%
                        Next $500,000............... 1/12 of 0.75%
                        Next $1,500,000............. 1/12 of 0.50%
                        Over $2,500,000............. 1/12 of 0.25%

   Participant Recordkeeping Services Charge -- Employers electing RIA's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value.

   Contingent Withdrawal Charge -- Certain withdrawals are subject to defined contingent withdrawal charges. The maximum charge is 6.00% of the total plan assets withdrawn and is deducted as a liquidation of Portfolio units.

   Loan Fee -- A loan fee equal to 1.00% of the amount withdrawn as loan principal is deducted on the date the plan loan is made.

                                    FSA-77

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

7. Asset-based Charges and Contractowner Charges (Continued)


   OPERATING AND EXPENSE CHARGES:

   In addition to the charges and fees mentioned above, Separate Accounts
   No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. These charges and fees are reflected as reductions of unit value.

   MRP

   Charges and fees relating to the Portfolios paid to AXA Equitable are deducted in accordance with the terms of the various contracts which participate in the Portfolios. With respect to the Members Retirement Program these expenses consist of investment management, program expense charge, direct expenses, and record maintenance. These charges and fees are paid to AXA Equitable. Fees with respect to the Members Retirement Program contracts are as follows:

  . Program Expense Charge -- AXA Equitable assesses a Program expense charge on a monthly basis, which is charged against accounts in the plans that invest in the Separate Accounts. AXA Equitable determines the Program expense charge for each plan on the last day of each month, based on two factors: (1) the average account value of the accounts in the plan, and
      (2) the value of the total plan assets invested in the Members Retirement Program by the plan, on that date. The Program expense charge is applied to all assets in the plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value. Prior to May 2, 2016, the Program expense charges will be as follows; if the Average account value under the Plan is $75,000 or less, then the Program expense charge will be (i) 1.00% of the first $250,000, (ii) 0.80% of the next $250,000 and (iii) 0.65% of the excess over $500,000. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be (i) 1.00% of the first $250,000, (ii) 0.70% of the next $250,000 and (iii) 0.55% of the excess over $500,000. Effective May 2, 2016, the Program expense charges will be as follows; if the Average account value under the Plan is $75,000 or less, then the Program expense charge will be (i) 0.85% of the first $250,000, (ii) 0.65% of the next $250,000 and (iii) 0.50% of the excess over $500,000. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be (i) 0.85% of the first $250,000, (ii) 0.55% of the next $250,000 and (iii) 0.40% of the excess over $500,000.

  . Investment Management Fees -- An expense charge is made daily at an effective annual rate of 0.50% of the net assets of the AllianceBernstein Balanced Fund and an effective annual rate of 0.30% for the AllianceBernstein Growth Equity Fund and an effective annual rate of 0.65% for the AllianceBernstein Mid Cap Growth Fund. This fee is reflected as a reduction in MRP unit value.

  . Direct Operating and Other Expenses -- In addition to the charges and fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. This fee is reflected as a reduction in MRP unit value.

  . A record maintenance and report fee of $3.75 per participant is deducted quarterly as a liquidation of fund units.

   EPP

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts, which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund Units or (ii) reduction in unit value. Fees with respect to the Equi-Pen-Plus Master Plan and Retirement Trust are as follows:

   INVESTMENT MANAGEMENT FEE:

   An annual rate of 0.25% of the total plan and trust net assets is deducted daily for the AllianceBernstein Balanced Fund and an annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as reduction in EPP unit value.

   ADMINISTRATIVE FEES:

   Ongoing Operations Fee -- An expense charge is made based on each client's combined balance of Master Plan and Trust net assets in the Funds and AXA Equitable's Fixed Income Accounts at a monthly rate of 1/12 of (i) 1% of the first $500,000, (ii) 0.75% of the next $500,000 and (iii) 0.50% of the excess over $1,000,000. The ongoing operations fee is generally paid via a liquidation of units held in the fund.

   Participant Recordkeeping Services Charge -- Employers electing Equi-Pen-Plus's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. The participant recordkeeping service charge is generally paid via a liquidation of units held in the fund.

                                    FSA-78

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

7. Asset-based Charges and Contractowner Charges (Concluded)


   Withdrawal Charge -- A charge is applied if the client terminates plan participation in the Master Retirement Trust ("Master Trust") and if the client transfers assets to another funding agency before the fifth anniversary of the date AXA Equitable accepts the participation agreement. The redemption charge is generally paid via a liquidation of units held in the fund and will be based on the following schedule:

         FOR TERMINATION OCCURRING IN:       WITHDRAWAL CHARGE:
         -----------------------------  ------------------------------
                Years 1 and 2.......... 3% of all Master Trust assets
                Years 3 and 4.......... 2% of all Master Trust assets
                Year 5................. 1% of all Master Trust assets
                After Year 5...........     No Withdrawal Charge

   OPERATING AND EXPENSE CHARGES:

   In addition to the charges and fees mentioned above, Separate Accounts
   No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include custody, audit and printing of reports. These charges and fees are reflected as reduction of unit value.

   INSTITUTIONAL

   ASSET MANAGEMENT FEES

   Asset management fees are charged to clients investing in the Separate Accounts. The fees are based on the prior month-end net asset value (as defined) of each client's aggregate interest in AXA Equitable's Separate Accounts, and are determined monthly. The fees are calculated for each client in accordance with the schedule set forth below for the Balanced Account and the Mid Cap Growth Stock Account:

                 EACH CLIENT'S AGGREGATE INTEREST  ANNUAL RATE
                 --------------------------------  -----------
                    Minimum Fee...................   $5,000
                    First $2 million.............. 0.85 of 1%
                    Next $3 million............... 0.60 of 1%
                    Next $5 million............... 0.40 of 1%
                    Next $15 million.............. 0.30 of 1%
                    Next $75 million.............. 0.25 of 1%
                    Excess over $100 million...... 0.20 of 1%

   Asset management fees for the Growth Stock Account is an expense charge determined monthly with an effective annual rate of 0.08%.

   Asset management fees are paid to AXA Equitable. Clients can either pay the fee directly by remittance to the Separate Account or via liquidation of units held in the Separate Accounts.

   ADMINISTRATIVE FEES

   Certain client contracts provide for a fee for administrative services to be paid directly to AXA Equitable. This administrative fee is calculated according to the terms of the specific contract and is generally paid via a liquidation of units held in the funds in which the contract invests. The payment of the fee for administrative services has no effect on other Separate Account clients or the unit values of the separate accounts.

   OPERATING AND EXPENSE CHARGES

   In addition to the charges and fees mentioned above, the Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These charges may include custody and audit fees, and result in reduction of Separate Account unit values.

   Administrative fees paid through a liquidation of units in Separate Account No. 66 are shown in the Statements of Changes in Net Assets as Contract maintenance charges. The aggregate of all other fees are included in Asset-based charges in the Statements of Operations. Asset-based charges including accounting and administration fees.

                                    FSA-79

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

8. Changes in Units Outstanding


   Accumulation units issued and redeemed as of December 31, were (in thousands):

   SEPARATE ACCOUNTS NO. 10, 4 AND 3:

                   ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN
                     BALANCED FUND           COMMON STOCK FUND        MID CAP GROWTH FUND
               ------------------------  ------------------------  ------------------------
               DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                   2017         2016         2017         2016         2017         2016
               ------------ ------------ ------------ ------------ ------------ ------------
RIA
Issued........      --           --           --           --           --           --
Redeemed......      (1)          (3)          --           --           --           (1)
                   ---          ---          ---           --          ---          ---
Net Decrease..      (1)          (3)          --           --           --           (1)
                   ===          ===          ===           ==          ===          ===
                   ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN
                     BALANCED FUND          GROWTH EQUITY FUND        MID CAP GROWTH FUND
               ------------------------  ------------------------  ------------------------
               DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                   2017         2016         2017         2016         2017         2016
               ------------ ------------ ------------ ------------ ------------ ------------
MRP
Issued........      18           22            5            2           24           11
Redeemed......     (55)         (49)         (10)          (8)         (47)         (34)
                   ---          ---          ---           --          ---          ---
Net Decrease..     (37)         (27)          (5)          (6)         (23)         (23)
                   ===          ===          ===           ==          ===          ===
                   ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN
                     BALANCED FUND           COMMON STOCK FUND
               ------------------------  ------------------------
               DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                   2017         2016         2017         2016
               ------------ ------------ ------------ ------------
EPP
Issued........      --           --           --           --
Redeemed......      --           --           --           --
                   ---          ---          ---           --
Net Decrease..      --           --           --           --
                   ===          ===          ===           ==
                                                                        MID CAP GROWTH
                   BALANCED ACCOUNT        GROWTH STOCK ACCOUNT          STOCK ACCOUNT
               ------------------------  ------------------------  ------------------------
               DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                   2017         2016         2017         2016         2017         2016
               ------------ ------------ ------------ ------------ ------------ ------------
INSTITUTIONAL
Issued........      --           --           --           --           --           --
Redeemed......      --           --           --           (1)          --           --
                   ---          ---          ---           --          ---          ---
Net Decrease..      --           --           --           (1)          --           --
                   ===          ===          ===           ==          ===          ===

   SEPARATE ACCOUNT NO. 66:

                                                                  AXA           AXA
                                                AXA GLOBAL     INTERNATIONAL INTERNATIONAL
                               1290 VT SOCIALLY EQUITY MANAGED CORE MANAGED  VALUE MANAGED
                               RESPONSIBLE      VOLATILITY     VOLATILITY    VOLATILITY
                               ---------------- -------------- ------------- -------------
                               2017     2016    2017    2016   2017   2016   2017   2016
                               ----     ----    ----    ----   ----   ----   ----   ----
RIA
Net Issued....................  --       --      --      --     --     --     --     --
Net Redeemed..................  --       --      --      --     --     --     --     --
                                --       --      --      --     --     --     --     --
Net Increase/(Decreased)......  --       --      --      --     --     --     --     --
                                ==       ==      ==      ==     ==     ==     ==     ==

                                    FSA-80

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

8. Changes in Units Outstanding (Continued)

                               AXA LARGE CAP   AXA LARGE CAP   AXA MID CAP       AXA/AB
                               GROWTH MANAGED  VALUE MANAGED   VALUE MANAGED    SMALL CAP
                               VOLATILITY      VOLATILITY      VOLATILITY        GROWTH
                               -------------   ------------    ------------     -----------
                               2017     2016   2017     2016   2017      2016   2017    2016
                               ----     ----   ----     ----   ----      ----   ----    ----
RIA
Net Issued....................  --       --     --       --     --        --     --      --
Net Redeemed..................  --       --     --       (1)    --        --     --      (1)
                                --      ---    ---       --     --        --    ---     ---
Net Increase/(Decreased)......  --       --     --       (1)    --        --     --      (1)
                                ==      ===    ===       ==     ==        ==    ===     ===
                               AXA/CLEARBRIDGE CHARTER/SM/     CHARTER/SM/      EQ/BLACKROCK  EQ/CAPITAL
                               LARGE CAP       MULTI-SECTOR    SMALL CAP        BASIC VALUE   GUARDIAN
                                GROWTH           BOND            VALUE           EQUITY       RESEARCH
                               -------------   ------------    ------------     -----------   -----------
                               2017     2016   2017     2016   2017      2016   2017    2016  2017   2016
                               ----     ----   ----     ----   ----      ----   ----    ----  ----   ----
RIA
Net Issued....................  --       --     --       --     --        --     --      --    --     --
Net Redeemed..................  --       (1)    --       --     --        --     --      --    --     --
                                --      ---    ---       --     --        --    ---     ---    --    ---
Net Increase/(Decreased)......  --       (1)    --       --     --        --     --      --    --     --
                                ==      ===    ===       ==     ==        ==    ===     ===    ==    ===
                                               EQ/INTERMEDIATE EQ/INTERNATIONAL
                               EQ/EQUITY 500   GOVERNMENT       EQUITY          EQ/LARGE CAP
                                 INDEX           BOND            INDEX          GROWTH INDEX
                               -------------   ------------    ------------     -----------
                               2017     2016   2017     2016   2017      2016   2017    2016
                               ----     ----   ----     ----   ----      ----   ----    ----
RIA
Net Issued....................  --       --     --       --     --        --     --      --
Net Redeemed..................  (1)      --     --       --     (1)       --     --      --
                                --      ---    ---       --     --        --    ---     ---
Net Increase/(Decreased)......  (1)      --     --       --     (1)       --     --      --
                                ==      ===    ===       ==     ==        ==    ===     ===
                                                                                EQ/T. ROWE
                               EQ/MID CAP      EQ/MONEY        EQ/QUALITY       PRICE GROWTH  MULTIMANAGER
                                 INDEX          MARKET         BOND PLUS          STOCK       TECHNOLOGY
                               -------------   ------------    ------------     -----------   -----------
                               2017     2016   2017     2016   2017      2016   2017    2016  2017   2016
                               ----     ----   ----     ----   ----      ----   ----    ----  ----   ----
RIA
Net Issued....................  --       --     --       --     --        --     --      --    --     --
Net Redeemed..................  --       --     --       --     --        --     --      --    --     --
                                --      ---    ---       --     --        --    ---     ---    --    ---
Net Increase/(Decreased)......  --       --     --       --     --        --     --      --    --     --
                                ==      ===    ===       ==     ==        ==    ===     ===    ==    ===
                                1290 VT
                               DOUBLELINE                      1290 VT GAMCO    1290 VT GAMCO  1290 VT
                                DYNAMIC        1290 VT EQUITY  MERGERS AND      SMALL COMPANY SOCIALLY
                               ALLOCATION       INCOME         ACQUISITIONS       VALUE       RESPONSIBLE
                               -------------   ------------    ------------     -----------   -----------
                               2017     2016   2017     2016   2017      2016   2017    2016  2017   2016
                               ----     ----   ----     ----   ----      ----   ----    ----  ----   ----
MRP
Net Issued....................   1       32      9       27      2         7     12      30    12     23
Net Redeemed..................  (1)     (30)   (19)      (8)    (2)       (9)   (24)    (35)   (7)   (27)
                                --      ---    ---       --     --        --    ---     ---    --    ---
Net Increase/(Decreased)......  --        2    (10)      19     --        (2)   (12)     (5)    5     (4)
                                ==      ===    ===       ==     ==        ==    ===     ===    ==    ===

                                    FSA-81

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

8. Changes in Units Outstanding (Continued)

                                                                                              AXA GLOBAL
                                                 AXA                                            EQUITY
                               ALL ASSET     AGGRESSIVE    AXA CONSERVATIVE AXA CONSERVATIVE-   MANAGED
                               GROWTH-ALT 20 ALLOCATION     ALLOCATION      PLUS ALLOCATION   VOLATILITY
                               ------------  ------------  ---------------  ----------------  ----------
                               2017    2016  2017   2016    2017     2016   2017     2016     2017   2016
                               ----    ----  ----   ----    ------   ----   ----     ----     ----   ----
MRP
Net Issued....................   13     44     26     72        8      95     8       15        49     12
Net Redeemed..................   (3)   (27)   (26)   (93)     (22)    (22)  (28)     (15)      (44)   (21)
                                ----   ---   ----   ----    ------   ----   ---      ---      ----   ----
Net Increase/(Decreased)......   10     17     --    (21)     (14)     73   (20)      --         5     (9)
                                ====   ===   ====   ====    ======   ====   ===      ===      ====   ====
                                  AXA         AXA LARGE
                               INTERNATIONAL CAP GROWTH    AXA LARGE CAP    AXA MID CAP           AXA
                               CORE MANAGED    MANAGED     VALUE MANAGED    VALUE MANAGED      MODERATE
                               VOLATILITY    VOLATILITY     VOLATILITY      VOLATILITY        ALLOCATION
                               ------------  ------------  ---------------  ----------------  ----------
                               2017    2016  2017   2016    2017     2016   2017     2016     2017   2016
                               ----    ----  ----   ----    ------   ----   ----     ----     ----   ----
MRP
Net Issued....................   16     12     38     43       20      60     9       37       232    320
Net Redeemed..................  (24)   (33)   (68)   (37)     (72)    (77)  (50)     (66)     (205)  (185)
                                ----   ---   ----   ----    ------   ----   ---      ---      ----   ----
Net Increase/(Decreased)......   (8)   (21)   (30)     6      (52)    (17)  (41)     (29)       27    135
                                ====   ===   ====   ====    ======   ====   ===      ===      ====   ====
                                  AXA          AXA/AB      AXA/CLEARBRIDGE                    CHARTER/SM/
                               MODERATE-PLUS  SMALL CAP      LARGE CAP      AXA/JANUS         MULTI-SECTOR
                               ALLOCATION      GROWTH         GROWTH        ENTERPRISE           BOND
                               ------------  ------------  ---------------  ----------------  ----------
                               2017    2016  2017   2016    2017     2016   2017     2016     2017   2016
                               ----    ----  ----   ----    ------   ----   ----     ----     ----   ----
MRP
Net Issued....................   26     26     31     13        8      15    10       13        29     43
Net Redeemed..................   (8)   (28)   (27)   (18)     (11)     (5)   (6)      (9)      (39)   (31)
                                ----   ---   ----   ----    ------   ----   ---      ---      ----   ----
Net Increase/(Decreased)......   18     (2)     4     (5)      (3)     10     4        4       (10)    12
                                ====   ===   ====   ====    ======   ====   ===      ===      ====   ====
                               EQ/CAPITAL                  EQ/INTERMEDIATE  EQ/INTERNATIONAL  EQ/LARGE CAP
                                GUARDIAN     EQ/EQUITY 500  GOVERNMENT       EQUITY             GROWTH
                                RESEARCH        INDEX          BOND           INDEX              INDEX
                               ------------  ------------  ---------------  ----------------  ----------
                               2017    2016  2017   2016    2017     2016   2017     2016     2017   2016
                               ----    ----  ----   ----    ------   ----   ----     ----     ----   ----
MRP
Net Issued....................   11     13     81    106       56      55    28       31        56     16
Net Redeemed..................  (30)   (32)  (277)  (173)     (59)    (42)  (74)     (80)      (19)   (10)
                                ----   ---   ----   ----    ------   ----   ---      ---      ----   ----
Net Increase/(Decreased)......  (19)   (19)  (196)   (67)      (3)     13   (46)     (49)       37      6
                                ====   ===   ====   ====    ======   ====   ===      ===      ====   ====
                                 EQ/MFS                                                        EQ/SMALL
                               INTERNATIONAL EQ/MID CAP                     EQ/PIMCO ULTRA      COMPANY
                                 GROWTH         INDEX      EQ/MONEY MARKET  SHORT BOND           INDEX
                               ------------  ------------  ---------------  ----------------  ----------
                               2017    2016  2017   2016    2017     2016   2017     2016     2017   2016
                               ----    ----  ----   ----    ------   ----   ----     ----     ----   ----
MRP
Net Issued....................  145     10     12     46      858     293    27       30        19     31
Net Redeemed.................. (118)   (19)   (23)   (31)  (1,046)   (424)  (27)     (13)      (34)   (51)
                                ----   ---   ----   ----    ------   ----   ---      ---      ----   ----
Net Increase/(Decreased)......   27     (9)   (11)    15     (188)   (131)   --       17       (15)   (20)
                                ====   ===   ====   ====    ======   ====   ===      ===      ====   ====

                                    FSA-82

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

8. Changes in Units Outstanding (Concluded)

                               EQ/T. ROWE
                               PRICE GROWTH MULTIMANAGER MULTIMANAGER TARGET 2015 TARGET 2025
                                 STOCK      CORE BOND    TECHNOLOGY   ALLOCATION  ALLOCATION
                               -----------  -----------  -----------  ----------  ----------
                               2017   2016  2017   2016  2017   2016  2017  2016  2017  2016
                               ----   ----  ----   ----  ----   ----  ----  ----  ----  ----
MRP
Net Issued....................  54     27    44     60    110    29    13     7    51    49
Net Redeemed.................. (52)   (15)  (86)   (82)  (106)  (34)  (27)  (66)  (34)  (39)
                               ---    ---   ---    ---   ----   ---   ---   ---   ---   ---
Net Increase /(Decreased).....   2     12   (42)   (22)     4    (5)  (14)  (59)   17    10
                               ===    ===   ===    ===   ====   ===   ===   ===   ===   ===
                               TARGET 2035  TARGET 2045  TARGET 2055
                               ALLOCATION   ALLOCATION   ALLOCATION
                               -----------  -----------  -----------
                               2017   2016  2017   2016  2017   2016
                               ----   ----  ----   ----  ----   ----
MRP
Net Issued....................  27     32    26     36      6    11
Net Redeemed.................. (27)   (21)  (15)   (39)    (3)   --
                               ---    ---   ---    ---   ----   ---
Net Increase /(Decreased).....  --     11    11     (3)     3    11
                               ===    ===   ===    ===   ====   ===

   The -- on the Changes in Units section may represent no units issued and units redeemed or units issued and units redeemed of less than 500.

9. Financial Highlights

   AXA Equitable issues a number of registered group annuity contracts that allow employer plan assets to accumulate on a tax-deferred basis. The contracts are typically designed for employers wishing to fund defined benefit, defined contribution and/or 401(k) plans. Annuity contracts available through AXA Equitable are the Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, the Plans). Assets of the Plans are invested in a number of investment Funds (available Funds vary by Plan).

   Institutional units presented on the Statement of Assets and Liabilities reflect investments in the Funds by clients other than contractowners of group annuity contracts issued by AXA Equitable. Institutional unit values are determined at the end of each business day. Institutional unit values reflect the investment performance of the Funds for the day and charges and expenses deducted by the Funds. Contract unit values (RIA, MRP, and EPP) reflect the same investment results, prior to deduction for contract specific charges, earned by the Institutional units. Contract unit values reflect certain investment management and accounting fees, which vary by contract. These fees are charged as a percentage of net assets and are disclosed below for the Plans contracts as percentage of net assets attributable of such units.

   Shown below is accumulation unit value information for units outstanding of Separate Accounts No. 10, 4, 3 and 66 for the periods indicated.

                                                                UNITS    ACCUMULATION INVESTMENT
                                                      UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                                                      VALUE    (000'S)     (000'S)      RATIO#   RETURN** RATIO***
                                                     ------- ----------- ------------ ---------- -------- --------
SEPARATE ACCOUNT NO. 10
ALLIANCEBERNSTEIN BALANCED FUND
December 31, 2017  RIA* - contract charge 0.50% (a)  $356.88       3       $ 1,114       2.49%    13.72%    0.63%
December 31, 2016  RIA*- contract charge 0.50% (a)   $313.83       4       $ 1,273       2.72%     6.88%    0.68%
December 31, 2015  RIA*- contract charge 0.50% (a)   $293.64       7       $ 2,013       2.49%     0.06%    0.63%
December 31, 2014  RIA*- contract charge 0.50% (a)   $293.46       9       $ 2,606       2.72%     4.40%    0.61%
December 31, 2013  RIA*- contract charge 0.50% (a)   $281.10      12       $ 3,355       2.51%    15.97%    0.71%
December 31, 2017  MRP*- contract charge 0.50% (a)   $ 85.39     287       $24,512       2.49%    13.72%    0.63%
December 31, 2016  MRP*- contract charge 0.50% (a)   $ 75.09     324       $24,339       2.72%     6.86%    0.68%
December 31, 2015  MRP*- contract charge 0.50% (a)   $ 70.27     351       $24,698       2.49%     0.06%    0.64%
December 31, 2014  MRP*- contract charge 0.50% (a)   $ 70.23     398       $27,987       2.72%     4.38%    0.61%
December 31, 2013  MRP*- contract charge 0.50% (a)   $ 67.28     431       $28,986       2.51%    15.96%    0.71%

                                    FSA-83

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

9. Financial Highlights (Continued)

                                                                   UNITS    ACCUMULATION INVESTMENT
                                                       UNIT     OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                                                       VALUE      (000'S)     (000'S)      RATIO#   RETURN** RATIO***
                                                     ---------- ----------- ------------ ---------- -------- --------
ALLIANCEBERNSTEIN BALANCED FUND (CONTINUED)
December 31, 2017  EPP*- contract charge 0.25% (a)   $   378.63       1       $   246       2.49%    14.00%    0.38%
December 31, 2016  EPP*- contract charge 0.25% (a)   $   332.13       1       $   210       2.72%     7.15%    0.43%
December 31, 2015  EPP*- contract charge 0.25% (a)   $   309.98       1       $   190       2.49%     0.31%    0.36%
December 31, 2014  EPP*- contract charge 0.25% (a)   $   309.01       1       $   197       2.72%     4.66%    0.36%
December 31, 2013  EPP*- contract charge 0.25% (a)   $   295.26       1       $   233       2.51%    16.25%    0.46%
BALANCED ACCOUNT
December 31, 2017  Institutional                     $40,173.25    --(b)      $    29       2.49%    14.29%    0.13%
December 31, 2016  Institutional                     $35,151.35    --(b)      $    26       2.72%     7.41%    0.18%
December 31, 2015  Institutional                     $32,725.90    --(b)      $    24       2.49%     0.57%    0.14%
December 31, 2014  Institutional                     $32,541.85    --(b)      $    24       2.72%     4.92%    0.21%
December 31, 2013  Institutional                     $31,015.57    --(b)      $    24       2.51%    16.55%    0.21%

SEPARATE ACCOUNT NO. 4
ALLIANCEBERNSTEIN COMMON STOCK FUND
December 31, 2017  RIA* - contract charge 0.08% (a)  $ 2,205.03       2       $ 3,363       1.46%    30.05%    0.17%
December 31, 2016  RIA* - contract charge 0.08% (a)  $ 1,695.51       2       $ 3,057       1.64%     6.90%    0.19%
December 31, 2015  RIA* - contract charge 0.08% (a)  $ 1,586.06       2       $ 2,999       1.61%     5.65%    0.16%
December 31, 2014  RIA* - contract charge 0.08% (a)  $ 1,501.17       2       $ 3,544       1.64%    12.86%    0.14%
December 31, 2013  RIA* - contract charge 0.08% (a)  $ 1,330.14       2       $ 3,290       1.71%    33.23%    0.20%
December 31, 2017  EPP* - contract charge 0.08% (a)  $ 2,287.93       1       $ 1,606       1.46%    30.05%    0.17%
December 31, 2016  EPP* - contract charge 0.08% (a)  $ 1,759.26       1       $ 1,409       1.64%     6.90%    0.19%
December 31, 2015  EPP* - contract charge 0.08% (a)  $ 1,645.69       1       $ 1,391       1.61%     5.65%    0.14%
December 31, 2014  EPP* - contract charge 0.08% (a)  $ 1,557.61       1       $ 1,570       1.64%    12.86%    0.14%
December 31, 2013  EPP* - contract charge 0.08% (a)  $ 1,380.15       1       $ 1,468       1.71%    33.23%    0.20%

ALLIANCEBERNSTEIN GROWTH EQUITY FUND
December 31, 2017  MRP*- contract charge 0.30% (a)   $   851.21      46       $39,138       1.46%    29.76%    0.39%
December 31, 2016  MRP*- contract charge 0.30% (a)   $   655.99      51       $33,742       1.64%     6.66%    0.41%
December 31, 2015  MRP*- contract charge 0.30% (a)   $   615.04      57       $34,827       1.61%     5.16%    0.39%
December 31, 2014  MRP*- contract charge 0.30% (a)   $   584.84      65       $37,929       1.64%    12.60%    0.36%
December 31, 2013  MRP*- contract charge 0.30% (a)   $   519.39      69       $35,727       1.71%    32.93%    0.42%

GROWTH STOCK ACCOUNT
December 31, 2017  Institutional                     $23,901.55       2       $43,381       1.46%    30.15%    0.09%
December 31, 2016  Institutional                     $18,363.95       2       $37,114       1.64%     6.99%    0.11%
December 31, 2015  Institutional                     $17,164.79       3       $43,187       1.61%     5.74%    0.08%
December 31, 2014  Institutional                     $16,233.13       3       $48,535       1.64%    12.95%    0.12%
December 31, 2013  Institutional                     $14,372.16       3       $46,675       1.71%    33.34%    0.12%

SEPARATE ACCOUNT NO. 3
ALLIANCEBERNSTEIN MID CAP GROWTH FUND
December 31, 2017  RIA* - contract charge 0.50% (a)  $   687.48       2       $ 1,047       0.35%    32.81%    0.52%
December 31, 2016  RIA* - contract charge 0.50% (a)  $   517.64       2       $ 1,123       0.61%    (1.22)%   0.53%
December 31, 2015  RIA* - contract charge 0.50% (a)  $   524.03       3       $ 1,324       0.44%     1.14%    0.53%
December 31, 2014  RIA* - contract charge 0.50% (a)  $   518.14       3       $ 1,771       0.53%     2.12%    0.53%
December 31, 2013  RIA* - contract charge 0.50% (a)  $   507.36       4       $ 1,901       0.42%    33.41%    0.55%
December 31, 2017  MRP*- contract charge 0.65% (a)   $   139.86     151       $21,148       0.35%    32.62%    0.67%
December 31, 2016  MRP*- contract charge 0.65% (a)   $   105.46     174       $18,382       0.61%    (1.37)%   0.68%
December 31, 2015  MRP*- contract charge 0.65% (a)   $   106.93     197       $21,078       0.44%     0.97%    0.69%
December 31, 2014  MRP*- contract charge 0.65% (a)   $   105.90     221       $23,410       0.53%     1.96%    0.68%
December 31, 2013  MRP*- contract charge 0.65% (a)   $   103.86     246       $25,600       0.42%    33.22%    0.70%
MID CAP GROWTH STOCK ACCOUNT
December 31, 2017  Institutional                     $77,379.57    --(b)      $   929       0.35%    33.48%    0.02%
December 31, 2016  Institutional                     $57,972.78    --(b)      $   812       0.61%    (0.72)%   0.03%
December 31, 2015  Institutional                     $58,395.05    --(b)      $   806       0.44%     1.65%    0.04%
December 31, 2014  Institutional                     $57,449.35    --(b)      $   827       0.53%     2.64%    0.05%
December 31, 2013  Institutional                     $55,973.12    --(b)      $   778       0.42%    34.08%    0.05%

                                    FSA-84

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

9. Financial Highlights (Continued)

                                               YEARS ENDED DECEMBER 31,
                             -------------------------------------------------------------
                                          UNITS    ACCUMULATION INVESTMENT
                              UNIT     OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                              VALUE      (000'S)     (000'S)      RATIO#   RETURN** RATIO*
                              -------  ----------- ------------ ---------- -------- -------
SEPARATE ACCOUNT NO. 66+

1290 VT DOUBLELINE DYNAMIC ALLOCATION
2017      MRP*, 0.02% (a)    $ 13.06         3        $   38       0.61%     9.56%   0.02%
2016      MRP*, 0.03% (a)    $ 11.92         3        $   33       1.38%     8.66%   0.03%
2015      MRP*, 0.02% (a)    $ 10.97         1        $    7       1.06%    (3.77)%  0.02%
2014      MRP*, 0.02% (a)    $ 11.40      --(b)       $    4       0.62%     2.43%   0.02%
2013      MRP*, 0.03% (a)    $ 11.13      --(b)       $    2       5.56%    11.08%   0.03%

1290 VT EQUITY INCOME
2017      MRP*, 0.02% (a)    $ 18.37        33        $  609       1.64%    15.83%   0.02%
2016      MRP*, 0.03% (a)    $ 15.86        43        $  675       2.54%    12.96%   0.03%
2015      MRP*, 0.02% (a)    $ 14.04        24        $  333       1.74%    (1.75)%  0.02%
2014      MRP*, 0.02% (a)    $ 14.29        20        $  292       1.78%     8.67%   0.02%
2013      MRP*, 0.03% (a)    $ 13.15        18        $  237       1.90%    31.76%   0.03%

1290 VT GAMCO MERGERS AND ACQUISITIONS
2017      MRP*, 0.02% (a)    $ 13.41         9        $  116       0.16%     6.18%   0.02%
2016      MRP*, 0.03% (a)    $ 12.63         9        $  119       0.00%     7.67%   0.03%
2015      MRP*, 0.02% (a)    $ 11.73        11        $  129       0.00%     2.62%   0.02%
2014      MRP*, 0.02% (a)    $ 11.43        10        $  115       0.00%     1.60%   0.02%
2013      MRP*, 0.03% (a)    $ 11.25        16        $  179       0.95%    10.95%   0.03%

1290 VT GAMCO SMALL COMPANY VALUE
2017      MRP*, 0.02% (a)    $ 33.32       103        $3,440       0.59%    16.10%   0.02%
2016      MRP*, 0.03% (a)    $ 28.70       115        $3,304       0.50%    23.23%   0.03%
2015      MRP*, 0.02% (a)    $ 23.29       120        $2,785       0.53%    (5.71)%  0.02%
2014      MRP*, 0.02% (a)    $ 24.70       124        $3,062       0.25%     3.05%   0.02%
2013      MRP*, 0.03% (a)    $ 23.97       148        $3,544       0.27%    39.04%   0.03%

1290 VT SOCIALLY RESPONSIBLE
2017      RIA*, 0.00% (a)    $211.66      --(b)           --       1.08%    20.40%   0.00%
          MRP*, 0.02% (a)    $ 17.82       169        $3,005       1.08%    20.41%   0.02%
2016      RIA*, 0.00% (a)    $175.79      --(b)           --       1.22%     9.95%   0.00%
          MRP*, 0.03% (a)    $ 14.80       164        $2,427       1.22%     9.96%   0.03%
2015      RIA*, 0.00% (a)    $159.88      --(b)           --       0.98%     0.48%   0.00%
          MRP*, 0.02% (a)    $ 13.46       168        $2,257       0.98%     0.45%   0.02%
2014      RIA*, 0.00% (a)    $159.12      --(b)           --       0.77%    13.61%   0.00%
          MRP*, 0.02% (a)    $ 13.40       204        $2,734       0.77%    13.56%   0.02%
2013      RIA*, 0.00% (a)    $140.06      --(b)           --       0.73%    34.34%   0.00%
          MRP*, 0.03% (a)    $ 11.80       242        $2,859       0.73%    34.24%   0.03%

ALL ASSET GROWTH-ALT 20 (D)
2017      MRP*, 0.02% (a)    $ 14.30        34        $  489       1.77%    15.88%   0.02%
2016      MRP*, 0.03% (a)    $ 12.34        24        $  296       2.44%     9.49%   0.03%
2015      MRP*, 0.02% (a)    $ 11.27         7        $   75       0.62%    (3.92)%  0.02%
2014      MRP*, 0.02% (a)    $ 11.73         8        $   94       4.25%     2.36%   0.02%
2013      MRP*, 0.03% (a)    $ 11.46      --(b)       $    1       0.02%    14.03%   0.03%

AXA AGGRESSIVE ALLOCATION
2017      MRP*, 0.02% (a)    $ 15.42       195        $3,008       1.53%    19.07%   0.02%
2016      MRP*, 0.03% (a)    $ 12.95       195        $2,531       0.93%     8.73%   0.03%
2015      MRP*, 0.02% (a)    $ 11.91       216        $2,569       0.98%    (1.81)%  0.02%
2014      MRP*, 0.02% (a)    $ 12.13       209        $2,535       1.61%     4.75%   0.02%
2013      MRP*, 0.03% (a)    $ 11.58       203        $2,355       2.62%    26.42%   0.03%

AXA CONSERVATIVE ALLOCATION
2017      MRP*, 0.02% (a)    $ 13.08       164        $2,147       1.11%     4.89%   0.02%
2016      MRP*, 0.03% (a)    $ 12.47       178        $2,221       1.26%     2.89%   0.03%
2015      MRP*, 0.02% (a)    $ 12.12       105        $1,273       0.77%    (0.25)%  0.02%
2014      MRP*, 0.02% (a)    $ 12.15       108        $1,307       0.77%     2.62%   0.02%
2013      MRP*, 0.03% (a)    $ 11.84       131        $1,546       0.91%     4.32%   0.03%

                                    FSA-85

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

9. Financial Highlights (Continued)

                                                  YEARS ENDED DECEMBER 31,
                                -------------------------------------------------------------
                                             UNITS    ACCUMULATION INVESTMENT
                                 UNIT     OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                                 VALUE      (000'S)     (000'S)      RATIO#   RETURN** RATIO*
                                 -------  ----------- ------------ ---------- -------- -------

AXA CONSERVATIVE-PLUS ALLOCATION
2017         MRP*, 0.02% (a)    $ 13.92        68        $  947       1.15%     8.75%   0.02%
2016         MRP*, 0.03% (a)    $ 12.80        88        $1,126       0.92%     4.75%   0.03%
2015         MRP*, 0.02% (a)    $ 12.22        88        $1,077       0.88%    (0.73)%  0.02%
2014         MRP*, 0.02% (a)    $ 12.31        81        $  998       0.94%     3.19%   0.02%
2013         MRP*, 0.03% (a)    $ 11.93       104        $1,238       1.32%    10.16%   0.03%

AXA GLOBAL EQUITY MANAGED VOLATILITY
2017         RIA*, 0.00% (a)    $673.11      --(b)       $    8       1.13%    26.08%   0.00%
             MRP*, 0.02% (a)    $ 18.90       101        $1,910       1.13%    26.00%   0.02%
2016         RIA*, 0.00% (a)    $533.87      --(b)       $    7       0.86%     4.48%   0.00%
             MRP*, 0.03% (a)    $ 15.00        96        $1,438       0.86%     4.46%   0.03%
2015         RIA*, 0.00% (a)    $510.99      --(b)       $  100       0.85%    (1.73)%  0.00%
             MRP*, 0.02% (a)    $ 14.36       105        $1,506       0.85%    (1.71)%  0.02%
2014         RIA*, 0.00% (a)    $519.96      --(b)       $  112       0.94%     1.69%   0.00%
             MRP*, 0.02% (a)    $ 14.61       119        $1,732       0.94%     1.67%   0.02%
2013         RIA*, 0.00% (a)    $511.33      --(b)       $  213       0.75%    20.36%   0.00%
             MRP*, 0.03% (a)    $ 14.37       133        $1,913       0.75%    20.25%   0.03%

AXA INTERNATIONAL CORE MANAGED VOLATILITY
2017         RIA*, 0.00% (a)    $178.18      --(b)       $   11       1.66%    26.31%   0.00%
             MRP*, 0.02% (a)    $ 16.00       117        $1,874       1.66%    26.28%   0.02%
2016         RIA*, 0.00% (a)    $141.07      --(b)       $    9       0.27%     0.21%   0.00%
             MRP*, 0.03% (a)    $ 12.67       125        $1,580       0.27%     0.16%   0.03%
2015         RIA*, 0.00% (a)    $140.77      --(b)       $    8       0.06%    (4.34)%  0.00%
             MRP*, 0.02% (a)    $ 12.65       146        $1,847       0.06%    (4.31)%  0.02%
2014         RIA*, 0.00% (a)    $147.16      --(b)       $    8       1.23%    (6.24)%  0.00%
             MRP*, 0.02% (a)    $ 13.22       181        $2,390       1.23%    (6.24)%  0.02%
2013         RIA*, 0.00% (a)    $156.95         1        $   90       0.83%    17.52%   0.00%
             MRP*, 0.03% (a)    $ 14.10       209        $2,949       0.83%    17.40%   0.03%

AXA INTERNATIONAL VALUE MANAGED VOLATILITY
2017         RIA*, 0.00% (a)    $193.05      --(b)       $   67       2.00%    23.37%   0.00%
2016         RIA*, 0.00% (a)    $156.48      --(b)       $   53       0.49%     0.75%   0.00%
2015         RIA*, 0.00% (a)    $155.32      --(b)       $   51       0.10%    (3.16)%  0.00%
2014         RIA*, 0.00% (a)    $160.39      --(b)       $   52       1.11%    (7.18)%  0.00%
2013         RIA*, 0.00% (a)    $172.79         1        $  140       1.44%    19.33%   0.00%

AXA LARGE CAP GROWTH MANAGED VOLATILITY
2017         RIA*, 0.00% (a)    $331.62      --(b)       $   17       0.49%    29.22%   0.00%
             MRP*, 0.02% (a)    $ 13.82       301        $4,163       0.49%    29.16%   0.02%
2016         RIA*, 0.00% (a)    $256.64      --(b)       $   32       0.59%     5.51%   0.00%
             MRP*, 0.03% (a)    $ 10.70       331        $3,536       0.59%     5.52%   0.03%
2015         RIA*, 0.00% (a)    $243.24      --(b)       $   30       0.27%     4.04%   0.00%
             MRP*, 0.02% (a)    $ 10.14       325        $3,295       0.27%     4.00%   0.02%
2014         RIA*, 0.00% (a)    $233.80      --(b)       $   31       0.19%    11.08%   0.00%
             MRP*, 0.02% (a)    $  9.75       393        $3,829       0.19%    11.05%   0.02%
2013         RIA*, 0.00% (a)    $210.47      --(b)       $   31       0.16%    35.39%   0.00%
             MRP*, 0.03% (a)    $  8.78       456        $4,002       0.16%    35.29%   0.03%

AXA LARGE CAP VALUE MANAGED VOLATILITY
2017         RIA*, 0.00% (a)    $243.42         3        $  630       1.48%    13.85%   0.00%
             MRP*, 0.02% (a)    $ 22.59       403        $9,098       1.48%    13.86%   0.02%
2016         RIA*, 0.00% (a)    $213.80         3        $  694       1.70%    15.32%   0.00%
             MRP*, 0.03% (a)    $ 19.84       455        $9,030       1.70%    15.28%   0.03%
2015         RIA*, 0.00% (a)    $185.40         4        $  715       1.57%    (4.01)%  0.00%
             MRP*, 0.02% (a)    $ 17.21       472        $8,120       1.57%    (4.07)%  0.02%
2014         RIA*, 0.00% (a)    $193.15         4        $  836       1.33%    12.23%   0.00%
             MRP*, 0.02% (a)    $ 17.94       523        $9,377       1.33%    12.20%   0.02%

                                    FSA-86

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

9. Financial Highlights (Continued)

                                                       YEARS ENDED DECEMBER 31,
                                     -----------------------------------------------------------------
                                                      UNITS    ACCUMULATION INVESTMENT
                                      UNIT         OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                                      VALUE          (000'S)     (000'S)      RATIO#   RETURN** RATIO*
                                        -------    ----------- ------------ ---------- -------- -------

AXA LARGE CAP VALUE MANAGED VOLATILITY (CONTINUED)
2013         RIA*, 0.00% (a)         $172.10              7      $ 1,272       1.04%    32.47%   0.00%
             MRP*, 0.03% (a)         $ 15.99            561      $ 8,974       1.04%    32.48%   0.03%

AXA MID CAP VALUE MANAGED VOLATILITY
2017         RIA*, 0.00% (a)         $392.24           --(b)     $   109       1.05%    12.32%   0.00%
             MRP*, 0.02% (a)         $ 30.89            254      $ 7,854       1.05%    12.29%   0.02%
2016         RIA*, 0.00% (a)         $349.21           --(b)     $   128       1.21%    17.67%   0.00%
             MRP*, 0.03% (a)         $ 27.51            295      $ 8,122       1.21%    17.61%   0.03%
2015         RIA*, 0.00% (a)         $296.77           --(b)     $   133       0.73%    (3.54)%  0.00%
             MRP*, 0.02% (a)         $ 23.39            324      $ 7,567       0.73%    (3.55)%  0.02%
2014         RIA*, 0.00% (a)         $307.66           --(b)     $   140       0.58%    10.87%   0.00%
             MRP*, 0.02% (a)         $ 24.25            372      $ 9,018       0.58%    10.83%   0.02%
2013         RIA*, 0.00% (a)         $277.49              1      $   224       0.51%    33.08%   0.00%
             MRP*, 0.03% (a)         $ 21.88            395      $ 8,647       0.51%    33.09%   0.03%

AXA MODERATE ALLOCATION
2017         MRP*, 0.02% (a)         $ 14.01          1,745      $24,438       1.29%    11.01%   0.02%
2016         MRP*, 0.03% (a)         $ 12.62          1,718      $21,681       0.96%     5.34%   0.03%
2015         MRP*, 0.02% (a)         $ 11.98          1,583      $18,961       0.84%    (0.91)%  0.02%
2014         MRP*, 0.02% (a)         $ 12.09          1,532      $18,515       1.12%     3.07%   0.02%
2013         MRP*, 0.03% (a)         $ 11.73          1,486      $17,439       1.69%    13.01%   0.03%

AXA MODERATE-PLUS ALLOCATION
2017         MRP*, 0.02% (a)         $ 14.83            145      $ 2,147       1.49%    14.87%   0.02%
2016         MRP*, 0.03% (a)         $ 12.91            127      $ 1,642       0.92%     7.23%   0.03%
2015         MRP*, 0.02% (a)         $ 12.04            129      $ 1,553       1.02%    (1.31)%  0.02%
2014         MRP*, 0.02% (a)         $ 12.20            103      $ 1,255       1.45%     3.74%   0.02%
2013         MRP*, 0.03% (a)         $ 11.76             88      $ 1,030       2.15%    19.76%   0.03%

AXA/AB SMALL CAP GROWTH
2017         RIA*, 0.05% (a)         $492.95           --(b)     $    71       0.32%    22.61%   0.05%
             MRP*, 0.02% (a)         $ 19.24             26      $   508       0.32%    22.63%   0.02%
2016         RIA*, 0.05% (a)         $402.06           --(b)     $   107       0.32%    12.52%   0.05%
             MRP*, 0.03% (a)         $ 15.69             22      $   343       0.32%    12.55%   0.03%
2015         RIA*, 0.05% (a)         $357.31              1      $   184       0.04%    (2.96)%  0.05%
             MRP*, 0.02% (a)         $ 13.94             27      $   373       0.04%    (2.92)%  0.02%
2014         RIA*, 0.05% (a)         $368.20              1      $   274       0.06%     3.52%   0.05%
             MRP*, 0.02% (a)         $ 14.36             26      $   381       0.06%     3.53%   0.02%
2013         RIA*, 0.05% (a)         $355.67              1      $   415       0.06%    38.10%   0.05%
             MRP*, 0.03% (a)         $ 13.87             12      $   170       0.06%    38.15%   0.03%

AXA/CLEARBRIDGE LARGE CAP GROWTH
2017         RIA*, 0.00% (a)         $266.94           --(b)     $    92       0.08%    25.60%   0.00%
             MRP*, 0.02% (a)         $ 18.23             22      $   394       0.08%    25.55%   0.02%
2016         RIA*, 0.00% (a)         $212.54           --(b)     $    71       0.00%     0.88%   0.00%
             MRP*, 0.03% (a)         $ 14.52             25      $   357       0.00%     0.90%   0.03%
2015         RIA*, 0.00% (a)         $210.69              1      $   240       0.00%     1.27%   0.00%
             MRP*, 0.02% (a)         $ 14.39             15      $   216       0.00%     1.20%   0.02%
2014         RIA*, 0.00% (a)         $208.05              1      $   194       0.00%     3.80%   0.00%
             MRP*, 0.02% (a)         $ 14.22             16      $   224       0.00%     3.80%   0.02%
2013         RIA*, 0.00% (a)         $200.43              2      $   375       0.00%    39.07%   0.00%
             MRP*, 0.03% (a)         $ 13.70             19      $   255       0.00%    39.09%   0.03%

AXA/JANUS ENTERPRISE
2017         MRP*, 0.02% (a)         $ 16.09             18      $   282       0.00%    27.90%   0.02%
2016         MRP*, 0.03% (a)         $ 12.58             14      $   173       0.00%    (4.41)%  0.03%
2015         MRP*, 0.02% (a)         $ 13.16             10      $   133       0.00%    (5.46)%  0.02%
2014         MRP*, 0.02% (a)         $ 13.92             11      $   150       0.00%    (0.78)%  0.02%
2013         MRP*, 0.03% (a)         $ 14.03              2      $    33       0.00%    38.50%   0.03%

                                    FSA-87

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

9. Financial Highlights (Continued)

                                          YEARS ENDED DECEMBER 31,
                        ------------------------------------------------------------
                                   UNITS    ACCUMULATION INVESTMENT
                         UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL    EXPENSE
                         VALUE    (000'S)     (000'S)      RATIO#   RETURN**  RATIO*
                        ------- ----------- ------------ ---------- --------  -------

CHARTER/SM/ MULTI-SECTOR BOND
2017   RIA*, 0.05% (a)  $234.57     --(b)          --       1.49%      2.18%   0.05%
       MRP*, 0.02% (a)  $ 10.59       94      $ 1,001       1.49%      2.22%   0.02%
2016   RIA*, 0.05% (a)  $229.55     --(b)          --       2.41%      2.88%   0.05%
       MRP*, 0.03% (a)  $ 10.36      104      $ 1,074       2.41%      2.88%   0.03%
2015   RIA*, 0.05% (a)  $223.13     --(b)          --       1.74%     (0.69)%  0.05%
       MRP*, 0.02% (a)  $ 10.07       92      $   929       1.74%     (0.59)%  0.02%
2014   RIA*, 0.05% (a)  $224.68     --(b)     $     1       2.53%      2.34%   0.05%
       MRP*, 0.02% (a)  $ 10.13       80      $   815       2.53%      2.32%   0.02%
2013   RIA*, 0.05% (a)  $219.55     --(b)     $     2       2.90%     (1.06)%  0.05%
       MRP*, 0.03% (a)  $  9.90       84      $   829       2.90%     (0.90)%  0.03%

CHARTER/SM/ SMALL CAP VALUE
2017   RIA*, 0.00% (a)  $351.67     --(b)     $    14       1.53%     11.30%   0.00%
2016   RIA*, 0.00% (a)  $315.97     --(b)     $    13       0.46%     25.23%   0.00%
2015   RIA*, 0.00% (a)  $252.31     --(b)     $    59       0.40%    (13.13)%  0.00%
2014   RIA*, 0.00% (a)  $290.46     --(b)     $   116       0.12%     (5.11)%  0.00%
2013   RIA*, 0.00% (a)  $306.09        1      $   209       0.56%     42.72%   0.00%

EQ/BLACKROCK BASIC VALUE EQUITY
2017   RIA*, 0.00% (a)  $424.21     --(b)     $    92       1.32%      8.11%   0.00%
2016   RIA*, 0.00% (a)  $392.39     --(b)     $    94       1.56%     17.97%   0.00%
2015   RIA*, 0.00% (a)  $332.63     --(b)     $    78       1.26%     (6.15)%  0.00%
2014   RIA*, 0.00% (a)  $354.42     --(b)     $    91       1.08%      9.70%   0.00%
2013   RIA*, 0.00% (a)  $323.07     --(b)     $    87       2.43%     33.73%   0.00%

EQ/CAPITAL GUARDIAN RESEARCH
2017   RIA*, 0.00% (a)  $328.44     --(b)     $     4       0.77%     25.44%   0.00%
       MRP*, 0.02% (a)  $ 40.40      202      $ 8,181       0.77%     25.39%   0.02%
2016   RIA*, 0.00% (a)  $261.84     --(b)     $    31       0.85%      8.42%   0.00%
       MRP*, 0.03% (a)  $ 32.22      221      $ 7,104       0.85%      8.41%   0.03%
2015   RIA*, 0.00% (a)  $241.50     --(b)     $    61       0.56%      1.91%   0.00%
       MRP*, 0.02% (a)  $ 29.72      240      $ 7,120       0.56%      1.89%   0.02%
2014   RIA*, 0.00% (a)  $236.97     --(b)     $    63       0.71%     10.51%   0.00%
       MRP*, 0.02% (a)  $ 29.17      259      $ 7,569       0.71%     10.49%   0.02%
2013   RIA*, 0.00% (a)  $214.43     --(b)     $    55       1.33%     31.77%   0.00%
       MRP*, 0.03% (a)  $ 26.40      279      $ 7,370       1.33%     31.74%   0.03%

EQ/EQUITY 500 INDEX
2017   RIA*, 0.05% (a)  $822.53        1      $   986       1.41%     20.98%   0.05%
       MRP*, 0.02% (a)  $ 20.46    1,207      $24,708       1.41%     20.99%   0.02%
2016   RIA*, 0.05% (a)  $679.87        2      $ 1,084       1.61%     11.18%   0.05%
       MRP*, 0.03% (a)  $ 16.91    1,403      $23,719       1.61%     11.18%   0.03%
2015   RIA*, 0.05% (a)  $611.49        2      $   933       1.53%      0.75%   0.05%
       MRP*, 0.02% (a)  $ 15.21    1,470      $22,355       1.53%      0.80%   0.02%
2014   RIA*, 0.05% (a)  $606.95        1      $   892       1.38%     12.92%   0.05%
       MRP*, 0.02% (a)  $ 15.09    1,636      $24,692       1.38%     12.95%   0.02%
2013   RIA*, 0.05% (a)  $537.51        1      $   756       1.47%     31.45%   0.05%
       MRP*, 0.03% (a)  $ 13.36    1,700      $22,716       1.47%     31.50%   0.03%

EQ/INTERMEDIATE GOVERNMENT BOND
2017   RIA*, 0.05% (a)  $230.61     --(b)          --       0.88%      0.29%   0.05%
       MRP*, 0.02% (a)  $ 12.37      330      $ 4,080       0.88%      0.24%   0.02%
2016   RIA*, 0.05% (a)  $229.93     --(b)          --       0.70%      0.40%   0.05%
       MRP*, 0.03% (a)  $ 12.34      333      $ 4,109       0.70%      0.49%   0.03%
2015   RIA*, 0.05% (a)  $229.02     --(b)          --       0.62%      0.38%   0.05%
       MRP*, 0.02% (a)  $ 12.28      320      $ 3,935       0.62%      0.41%   0.02%
2014   RIA*, 0.05% (a)  $228.15     --(b)          --       0.41%      1.48%   0.05%
       MRP*, 0.02% (a)  $ 12.23      324      $ 3,958       0.41%      1.49%   0.02%

                                    FSA-88

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

9. Financial Highlights (Continued)

                                         YEARS ENDED DECEMBER 31,
                       ------------------------------------------------------------
                                  UNITS    ACCUMULATION INVESTMENT
                        UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL    EXPENSE
                        VALUE    (000'S)     (000'S)      RATIO#   RETURN**  RATIO*
                       ------- ----------- ------------ ---------- --------  -------

EQ/INTERMEDIATE GOVERNMENT BOND (CONTINUED)
2013  RIA*, 0.05% (a)  $224.82     --(b)     $     5       0.20%     (1.69)%  0.05%
      MRP*, 0.03% (a)  $ 12.05      321      $ 3,867       0.20%     (1.71)%  0.03%

EQ/INTERNATIONAL EQUITY INDEX
2017  RIA*, 0.05% (a)  $218.57        1      $   324       2.62%     23.17%   0.05%
      MRP*, 0.02% (a)  $ 24.60      390      $ 9,586       2.62%     23.18%   0.02%
2016  RIA*, 0.05% (a)  $177.46        2      $   322       2.66%      2.14%   0.05%
      MRP*, 0.03% (a)  $ 19.97      436      $ 8,714       2.66%      2.15%   0.03%
2015  RIA*, 0.05% (a)  $173.74        2      $   427       2.30%     (2.18)%  0.05%
      MRP*, 0.02% (a)  $ 19.55      485      $ 9,472       2.30%     (2.15)%  0.02%
2014  RIA*, 0.05% (a)  $177.62        3      $   468       2.95%     (6.95)%  0.05%
      MRP*, 0.02% (a)  $ 19.98      515      $10,286       2.95%     (6.90)%  0.02%
2013  RIA*, 0.05% (a)  $190.88        4      $   698       2.22%     21.41%   0.05%
      MRP*, 0.03% (a)  $ 21.46      563      $12,089       2.22%     21.45%   0.03%

EQ/LARGE CAP GROWTH INDEX
2017  RIA*, 0.00% (a)  $214.03     --(b)          --       0.96%     29.22%   0.00%
      MRP*, 0.02% (a)  $ 20.81       77      $ 1,606       0.96%     29.17%   0.02%
2016  RIA*, 0.00% (a)  $165.63     --(b)          --       1.02%      6.35%   0.00%
      MRP*, 0.03% (a)  $ 16.11       40      $   641       1.02%      6.34%   0.03%
2015  RIA*, 0.00% (a)  $155.74     --(b)          --       1.17%      4.86%   0.00%
      MRP*, 0.02% (a)  $ 15.15       34      $   523       1.17%      4.84%   0.02%
2014  RIA*, 0.00% (a)  $148.52     --(b)          --       1.23%     12.24%   0.00%
      MRP*, 0.02% (a)  $ 14.45       19      $   282       1.23%     12.19%   0.02%
2013  RIA*, 0.00% (a)  $132.32     --(b)          --       4.42%     32.48%   0.00%
      MRP*, 0.03% (a)  $ 12.88        9      $   122       4.42%     32.51%   0.03%

EQ/MFS INTERNATIONAL GROWTH
2017  MRP*, 0.02% (a)  $ 15.14       52      $   780       1.24%     32.00%   0.02%
2016  MRP*, 0.03% (a)  $ 11.47       25      $   284       0.82%      1.96%   0.03%
2015  MRP*, 0.02% (a)  $ 11.25       34      $   378       0.55%      0.18%   0.02%
2014  MRP*, 0.02% (a)  $ 11.23       40      $   450       1.01%     (5.07)%  0.02%
2013  MRP*, 0.03% (a)  $ 11.83       32      $   375       1.87%     13.64%   0.03%

EQ/MID CAP INDEX
2017  RIA*, 0.00% (a)  $292.20     --(b)     $     6       0.92%     15.48%   0.00%
      MRP*, 0.02% (a)  $ 19.93       43      $   854       0.92%     15.47%   0.02%
2016  RIA*, 0.00% (a)  $253.03     --(b)     $     5       1.18%     19.91%   0.00%
      MRP*, 0.03% (a)  $ 17.26       54      $   935       1.18%     19.86%   0.03%
2015  RIA*, 0.00% (a)  $211.01     --(b)     $    90       1.04%     (2.86)%  0.00%
      MRP*, 0.02% (a)  $ 14.40       39      $   558       1.04%     (2.90)%  0.02%
2014  RIA*, 0.00% (a)  $217.22     --(b)     $    38       0.93%      8.99%   0.00%
      MRP*, 0.02% (a)  $ 14.83       30      $   451       0.93%      8.96%   0.02%
2013  RIA*, 0.00% (a)  $199.30     --(b)     $    32       0.95%     32.58%   0.00%
      MRP*, 0.03% (a)  $ 13.61       13      $   183       0.95%    (32.52)%  0.03%

EQ/MONEY MARKET
2017  RIA*, 0.05% (a)  $175.40     --(b)          --       0.39%      0.35%   0.05%
      MRP*, 0.02% (a)  $ 10.03    1,064      $10,665       0.39%      0.40%   0.02%
2016  RIA*, 0.05% (a)  $174.79     --(b)          --       0.00%     (0.05)%  0.05%
      MRP*, 0.03% (a)  $  9.99    1,252      $12,501       0.00%      0.00%   0.03%
2015  RIA*, 0.05% (a)  $174.88     --(b)          --       0.00%     (0.05)%  0.05%
      MRP*, 0.02% (a)  $  9.99    1,383      $13,819       0.00%      0.00%   0.02%
2014  RIA*, 0.05% (a)  $174.97     --(b)     $    11       0.00%     (0.05)%  0.05%
      MRP*, 0.02% (a)  $  9.99    1,395      $13,939       0.00%     (0.10)%  0.02%
2013  RIA*, 0.05% (a)  $175.05     --(b)     $    31       0.00%     (0.05)%  0.05%
      MRP*, 0.03% (a)  $ 10.00    1,416      $14,149       0.00%      0.00%   0.03%

                                    FSA-89

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

9. Financial Highlights (Continued)

                                         YEARS ENDED DECEMBER 31,
                       -----------------------------------------------------------
                                  UNITS    ACCUMULATION INVESTMENT
                        UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                        VALUE    (000'S)     (000'S)      RATIO#   RETURN** RATIO*
                       ------- ----------- ------------ ---------- -------- -------

EQ/PIMCO ULTRA SHORT BOND
2017  MRP*, 0.02% (a)  $ 12.22     194        $2,376       1.31%     1.83%   0.02%
2016  MRP*, 0.03% (a)  $ 12.00     194        $2,325       1.05%     1.95%   0.03%
2015  MRP*, 0.02% (a)  $ 11.77     177        $2,079       0.46%    (0.25)%  0.02%
2014  MRP*, 0.02% (a)  $ 11.80     209        $2,469       0.35%    (0.17)%  0.02%
2013  MRP*, 0.03% (a)  $ 11.82     233        $2,753       0.79%     0.08%   0.03%

EQ/QUALITY BOND PLUS
2017  RIA*, 0.05% (a)  $253.39    --(b)       $    7       1.20%     1.34%   0.05%
2016  RIA*, 0.05% (a)  $250.04    --(b)       $    7       1.15%     1.12%   0.05%
2015  RIA*, 0.05% (a)  $247.26    --(b)       $    7       0.94%     0.17%   0.05%
2014  RIA*, 0.05% (a)  $246.83    --(b)       $    9       0.60%     2.85%   0.05%
2013  RIA*, 0.05% (a)               --
                       $239.98      (b)       $   46       0.37%    (2.33)%  0.05%

EQ/SMALL COMPANY INDEX
2017  MRP*, 0.02% (a)  $ 32.78     149        $4,872       1.06%    13.98%   0.02%
2016  MRP*, 0.03% (a)  $ 28.76     164        $4,705       1.08%    20.49%   0.03%
2015  MRP*, 0.02% (a)  $ 23.87     184        $4,399       0.84%    (4.60)%  0.02%
2014  MRP*, 0.02% (a)  $ 25.02     212        $5,293       0.73%     4.86%   0.02%
2013  MRP*, 0.03% (a)  $ 23.86     246        $5,871       0.96%    37.36%   0.03%

EQ/T. ROWE PRICE GROWTH STOCK
2017  RIA*, 0.00% (a)  $ 25.09    --(b)           --       0.00%    33.39%   0.00%
      MRP*, 0.02% (a)  $ 21.76      40        $  879       0.00%    33.33%   0.02%
2016  RIA*, 0.00% (a)  $ 18.81    --(b)           --       0.00%     1.35%   0.00%
      MRP*, 0.03% (a)  $ 16.32      38        $  619       0.00%     1.30%   0.03%
2015  RIA*, 0.00% (a)  $ 18.56    --(b)           --       0.00%    10.21%   0.00%
      MRP*, 0.02% (a)  $ 16.11      26        $  421       0.00%    10.27%   0.02%
2014  RIA*, 0.00% (a)  $ 16.84    --(b)       $    2       0.00%     8.65%   0.00%
      MRP*, 0.02% (a)  $ 14.61      28        $  413       0.00%     8.54%   0.02%
2013  RIA*, 0.00% (a)  $ 15.50    --(b)       $    2       0.00%    37.90%   0.00%
      MRP*, 0.03% (a)  $ 13.46      12        $  166       0.00%    37.91%   0.03%

MULTIMANAGER CORE BOND
2017  MRP*, 0.02% (a)  $ 10.74      96        $1,032       2.07%     2.97%   0.02%
2016  MRP*, 0.03% (a)  $ 10.43     138        $1,440       2.12%     2.66%   0.03%
2015  MRP*, 0.02% (a)  $ 10.16     160        $1,629       2.06%     0.10%   0.02%
2014  MRP*, 0.02% (a)  $ 10.15     104        $1,058       2.15%     3.68%   0.02%
2013  MRP*, 0.03% (a)  $  9.79      80        $  778       1.60%    (2.39)%  0.03%

MULTIMANAGER TECHNOLOGY
2017  RIA*, 0.00% (a)  $408.41    --(b)           --       0.00%    39.12%   0.00%
      MRP*, 0.02% (a)  $ 38.71     178        $6,893       0.00%    39.09%   0.02%
2016  RIA*, 0.00% (a)  $293.56    --(b)           --       0.01%     8.94%   0.00%
      MRP*, 0.03% (a)  $ 27.83     174        $4,854       0.01%     8.92%   0.03%
2015  RIA*, 0.00% (a)  $269.46    --(b)           --       0.00%     6.29%   0.00%
      MRP*, 0.02% (a)  $ 25.55     179        $4,563       0.00%     6.24%   0.02%
2014  RIA*, 0.00% (a)  $253.51    --(b)       $  103       0.00%    13.55%   0.00%
      MRP*, 0.02% (a)  $ 24.05     195        $4,694       0.00%    13.55%   0.02%
2013  RIA*, 0.00% (a)  $223.26    --(b)       $   92       0.00%    35.59%   0.00%
      MRP*, 0.03% (a)  $ 21.18     182        $3,856       0.00%    35.51%   0.03%

TARGET 2015 ALLOCATION
2017  MRP*, 0.02% (a)  $ 13.56     106        $1,444       1.31%    11.33%   0.02%
2016  MRP*, 0.03% (a)  $ 12.18     120        $1,458       1.13%     5.55%   0.03%
2015  MRP*, 0.02% (a)  $ 11.54     179        $2,063       1.02%    (1.95)%  0.02%
2014  MRP*, 0.02% (a)  $ 11.77     215        $2,529       1.24%     2.97%   0.02%
2013  MRP*, 0.03% (a)  $ 11.43     204        $2,328       1.40%    14.07%   0.03%

                                    FSA-90

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2017

9. Financial Highlights (Concluded)

                                           YEARS ENDED DECEMBER 31,
                          ----------------------------------------------------------
                                    UNITS    ACCUMULATION INVESTMENT
                          UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                          VALUE    (000'S)     (000'S)      RATIO#   RETURN** RATIO*
                          ------ ----------- ------------ ---------- -------- -------

TARGET 2025 ALLOCATION
2017  MRP*, 0.02% (a)     $14.65     245        $3,583       1.47%    15.45%   0.02%
2016  MRP*, 0.03% (a)     $12.69     228        $2,895       1.41%     7.36%   0.03%
2015  MRP*, 0.02% (a)     $11.82     218        $2,578       1.28%    (2.07)%  0.02%
2014  MRP*, 0.02% (a)     $12.07     217        $2,618       1.06%     4.05%   0.02%
2013  MRP*, 0.03% (a)     $11.60     213        $2,476       1.28%    18.97%   0.03%

TARGET 2035 ALLOCATION
2017  MRP*, 0.02% (a)     $15.19     149        $2,269       1.38%    17.75%   0.02%
2016  MRP*, 0.03% (a)     $12.90     149        $1,919       1.45%     7.95%   0.03%
2015  MRP*, 0.02% (a)     $11.95     138        $1,646       1.28%    (2.05)%  0.02%
2014  MRP*, 0.02% (a)     $12.20     136        $1,654       1.36%     4.45%   0.02%
2013  MRP*, 0.03% (a)     $11.68     116        $1,357       1.45%    22.30%   0.03%

TARGET 2045 ALLOCATION
2017  MRP*, 0.02% (a)     $15.43     120        $1,853       1.51%    19.71%   0.02%
2016  MRP*, 0.03% (a)     $12.89     109        $1,405       1.40%     8.59%   0.03%
2015  MRP*, 0.02% (a)     $11.87     112        $1,333       1.36%    (2.22)%  0.02%
2014  MRP*, 0.02% (a)     $12.14     102        $1,237       1.40%     4.75%   0.02%
2013  MRP*, 0.03% (a)     $11.59      92        $1,062       1.59%    25.16%   0.03%

TARGET 2055 ALLOCATION
2017  MRP*, 0.02% (a)     $12.29      18        $  226       1.62%    21.68%   0.02%
2016  MRP*, 0.03% (a)     $10.10      15        $  154       2.47%     9.54%   0.03%
2015  MRP*, 0.02% (a)(c)  $ 9.22       4        $   33       2.18%    (6.77)%  0.02%

   ----------
  (a)Contract charge as described in footnote 7 included in these financial statements.
  (b)Amount rounds to less than 500 units.
  (c)Units were made available on May 26, 2015.
  (d)All Asset Growth-Alt 20 replaced All Asset Aggressive-Alt 25 due to a fund merger on May 19, 2017.
  * For Separate Account No. 66, this ratio represents as the annual percentage of average net assets for each period indicated. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded. For those Variable Investment Options with less than a year of operations, this ratio is not annualized but calculated from the effective date through the end of the reporting period.
  ** This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. This ratio does not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of that Variable Investment Option, without consideration if there were units outstanding as of such date. The total return is calculated for each period indicated from the effective date through the end of the reporting period. Where there are no units outstanding at period-end, the total return is calculated using the current offering price of the unit. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.
  ***For Separate Accounts No. 3, 4, and 10, expenses as a percentage of average net assets (at the rates indicated) consisting of mortality and expense charges and other expenses for each period presented. The ratios included only those expenses that result in a direct reduction to unit values.
  (+)Rates charged for the year ended December 31, 2017 are reflected under "Contract Charges" shown for each unit value class in the Statement of Assets and Liabilities.
  # This ratio represents the amount of dividend income, excluding distribution from net realized gains, received by the Variable Investment Options from the Portfolio, divided by the average daily net assets. This ratio excludes those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Option invests.

10.Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2017 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                                    FSA-91

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

           INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                     AXA EQUITABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm....................   F-1

Consolidated Financial Statements:
  Consolidated Balance Sheets as of December 31, 2017 and 2016.............   F-2
  Consolidated Statements of Income (Loss), for the Years Ended
   December 31, 2017, 2016 and 2015........................................   F-4
  Consolidated Statements of Comprehensive Income (Loss), for the Years
   Ended December 31, 2017, 2016 and 2015..................................   F-5
  Consolidated Statements of Equity, for the Years Ended December 31,
   2017, 2016 and 2015.....................................................   F-6
  Consolidated Statements of Cash Flows, for the Years Ended December 31,
   2017, 2016 and 2015.....................................................   F-7
  Notes to Consolidated Financial Statements
   Note 1 -- Organization..................................................  F-10
   Note 2 -- Significant Accounting Policies...............................  F-10
   Note 3 -- Investments...................................................  F-29
   Note 4 -- Goodwill and Other Intangible Assets..........................  F-46
   Note 5 -- Closed Block..................................................  F-47
   Note 6 -- DAC and Policyholder Bonus Interest Credits...................  F-48
   Note 7 -- Fair Value Disclosures........................................  F-49
   Note 8 -- Insurance Liabilities.........................................  F-61
   Note 9 -- Reinsurance Agreements........................................  F-64
   Note 10 -- Short-Term and Long-Term Debt................................  F-66
   Note 11 -- Related Party Transactions...................................  F-67
   Note 12 -- Employee Benefit Plans.......................................  F-69
   Note 13 -- Share-Based and Other Compensation Programs..................  F-74
   Note 14 -- Income Taxes.................................................  F-79
   Note 15 -- Accumulated Other Comprehensive Income (Loss)................  F-81
   Note 16 -- Commitments and Contingent Liabilities.......................  F-82
   Note 17 -- Insurance Group Statutory Financial Information..............  F-85
   Note 18 -- Business Segment Information.................................  F-86
   Note 19 -- Quarterly Results of Operations (Unaudited)..................  F-89
   Note 20 -- Subsequent Events............................................  F-97

Financial Statement Schedules:
  Schedule I -- Summary of Investments -- Other than Investments in
   Related Parties, as of December 31, 2017................................  F-98
  Schedule III -- Supplementary Insurance Information, as of and for the
   Years Ended December 31, 2017 and 2016 and for the Year ended
   December 31, 2015.......................................................  F-99
  Schedule IV -- Reinsurance, as of and for the Years Ended December 31,
   2017, 2016 and 2015..................................................... F-102

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying consolidated balance sheets of AXA Equitable Life Insurance Company and its subsidiaries as of December 31, 2017 and 2016, and the related consolidated statements of income (loss), comprehensive income
(loss), equity and cash flows for each of the three years in the period ended December 31, 2017, including the related notes and financial statement schedules listed in the accompanying index (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS

As discussed in Note 2 to the consolidated financial statements the Company has restated its 2016 consolidated financial statements and financial statement schedules to correct errors.

BASIS FOR OPINION

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York

April 11, 2018

We have served as the Company's auditor since 1993.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2017 AND 2016

                                                         AS RESTATED
                                                   -----------------
                                                     2017     2016
                                                   -------- --------
                                                     (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities available for sale, at fair
   value (amortized cost of $34,831 and $32,123).. $ 36,358 $ 32,570
  Mortgage loans on real estate (net of valuation
   allowances of $8 and $8).......................   10,935    9,757
  Real estate held for production of income/(1)/..      390       56
  Policy loans....................................    3,315    3,361
  Other equity investments/(1)/...................    1,351    1,323
  Trading securities, at fair value...............   12,628    9,134
  Other invested assets/(1)/......................    3,121    2,226
                                                   -------- --------
   Total investments..............................   68,098   58,427
Cash and cash equivalents/(1)/....................    3,409    2,950
Cash and securities segregated, at fair value.....      825      946
Broker-dealer related receivables.................    2,158    2,100
Deferred policy acquisition costs.................    4,547    5,058
Goodwill and other intangible assets, net.........    3,709    3,741
Amounts due from reinsurers.......................    5,079    4,654
Loans to affiliates...............................      703      703
Guaranteed minimum income benefit reinsurance
  asset, at fair value............................   10,488   10,314
Other assets/(1)/.................................    4,432    4,260
Separate Accounts' assets.........................  122,537  111,403
                                                   -------- --------

TOTAL ASSETS...................................... $225,985 $204,556
                                                   ======== ========

LIABILITIES
Policyholders' account balances................... $ 43,805 $ 38,825
Future policy benefits and other policyholders
  liabilities.....................................   29,034   28,901
Broker-dealer related payables....................      764      484
Securities sold under agreements to repurchase....    1,887    1,996
Customers related payables........................    2,229    2,360
Amounts due to reinsurers.........................      134      125
Short-term and Long-term debt/(1)/................      769      513
Current and deferred income taxes.................    1,973    2,834
Other liabilities/(1)/............................    2,663    2,108
Separate Accounts' liabilities....................  122,537  111,403
                                                   -------- --------
   Total liabilities..............................  205,795  189,549
                                                   -------- --------
Redeemable Noncontrolling Interest/(1)/........... $    626 $    403
                                                   -------- --------

Commitments and contingent liabilities (Note 16)

/(1)/See Note 2 for details of balances with variable interest entities.

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2017 AND 2016
                                  (CONTINUED)

                                                             AS RESTATED
                                                   ---------------------
                                                      2017       2016
                                                   ---------- ----------
                                                       (IN MILLIONS)

EQUITY
AXA Equitable's equity:
  Common stock, $1.25 par value, 2 million shares
   authorized, issued and outstanding............. $        2 $        2
  Capital in excess of par value..................      6,859      5,339
  Retained earnings...............................      9,010      6,150
  Accumulated other comprehensive income (loss)...        598         17
                                                   ---------- ----------
   Total AXA Equitable's equity...................     16,469     11,508
                                                   ---------- ----------
Noncontrolling interest...........................      3,095      3,096
                                                   ---------- ----------
   Total equity...................................     19,564     14,604
                                                   ---------- ----------

TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING
  INTEREST AND EQUITY............................. $  225,985 $  204,556
                                                   ========== ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                   CONSOLIDATED STATEMENTS OF INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

                                                            AS RESTATED
                                                   ----------------------------
                                                     2017      2016      2015
                                                   --------  --------  --------
                                                           (IN MILLIONS)
REVENUES
Policy charges and fee income..................... $  3,334  $  3,344  $  3,291
Premiums..........................................      904       880       852
Net derivative gains (losses).....................      890    (1,211)   (1,161)
Net investment income (loss)......................    2,583     2,318     2,057
Investment gains (losses), net:
  Total other-than-temporary impairment losses....      (13)      (65)      (41)
  Other investment gains (losses), net............     (112)       81        21
                                                   --------  --------  --------
     Total investment gains (losses), net.........     (125)       16       (20)
                                                   --------  --------  --------
Investment management and service fees............    4,106     3,755     3,902
Other income......................................       41        36        40
                                                   --------  --------  --------
   Total revenues.................................   11,733     9,138     8,961
                                                   --------  --------  --------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits...........................    3,462     2,771     2,474
Interest credited to policyholders' account
  balances........................................    1,040     1,029       887
Compensation and benefits.........................    1,762     1,723     1,783
Commissions and distribution related payments.....    1,486     1,467     1,505
Interest expense..................................       29        16        20
Amortization of deferred policy acquisition
  costs, net......................................      268        52      (243)
Other operating costs and expenses................    1,431     1,458     1,497
                                                   --------  --------  --------
   Total benefits and other deductions............    9,478     8,516     7,923
                                                   --------  --------  --------
Income (loss) from operations, before income taxes    2,255       622     1,038
Income tax (expense) benefit......................    1,139        84        22
                                                   --------  --------  --------
Net income (loss).................................    3,394       706     1,060
  Less: Net (income) loss attributable to the
   noncontrolling interest........................     (534)     (496)     (398)
                                                   --------  --------  --------
Net Income (Loss) attributable to AXA Equitable... $  2,860  $    210  $    662
                                                   ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

                                                           AS RESTATED
                                                   --------------------------
                                                     2017     2016     2015
                                                   --------  ------  --------
                                                          (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net income (loss)................................. $  3,394  $  706  $  1,060
                                                   --------  ------  --------

Other comprehensive income (loss) net of income
taxes:
  Foreign currency translation adjustment.........       41     (18)      (25)
  Change in unrealized gains (losses), net of
   reclassification adjustment....................      563    (194)     (832)
  Changes in defined benefit plan related items
   not yet recognized in periodic benefit cost,
   net of reclassification adjustment.............       (5)     (3)       (4)
                                                   --------  ------  --------
Total other comprehensive income (loss), net of
  income taxes....................................      599    (215)     (861)
                                                   --------  ------  --------

Comprehensive income (loss).......................    3,993     491       199

  Less: Comprehensive (income) loss attributable
   to noncontrolling interest.....................     (552)   (479)     (383)
                                                   --------  ------  --------

Comprehensive income (loss) attributable to AXA
  Equitable....................................... $  3,441  $   12  $   (184)
                                                   ========  ======  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

                                                                         AS RESTATED
                                                               -------------------------------
                                                                  2017       2016       2015
                                                               ---------  ---------  ---------
                                                                        (IN MILLIONS)
EQUITY ATTRIBUTABLE TO AXA EQUITABLE:
  Common stock, at par value, beginning and end of year....... $       2  $       2  $       2
                                                               ---------  ---------  ---------

  Capital in excess of par value, beginning of year...........     5,339      5,321      5,957
  Deferred tax on dividend of AB Units........................        --         --        (35)
  Non cash capital contribution from AXA Financial (See Note
   12)........................................................        --         --        137
  Transfer of unrecognized net actuarial loss of the AXA
   Equitable Qualified Pension Plan to AXA Financial (see
   Note 12)...................................................        --         --       (772)
  Capital contribution from Parent............................     1,500         --         --
  Other changes in capital in excess of par value.............        20         18         34
                                                               ---------  ---------  ---------
  Capital in excess of par value, end of year.................     6,859      5,339      5,321
                                                               ---------  ---------  ---------

  Retained earnings, beginning of year........................     6,150      6,990      7,240
  Net income (loss)...........................................     2,860        210        662
  Shareholder dividends.......................................        --     (1,050)      (912)
                                                               ---------  ---------  ---------
  Retained earnings, end of year..............................     9,010      6,150      6,990
                                                               ---------  ---------  ---------
  Accumulated other comprehensive income (loss), beginning of
   year.......................................................        17        215        289
  Transfer of unrecognized net actuarial loss of the AXA
   Equitable Qualified Pension Plan to AXA Financial (see
   Note 12)...................................................        --         --        772
  Other comprehensive income (loss)...........................       581       (198)      (846)
                                                               ---------  ---------  ---------
  Accumulated other comprehensive income (loss), end of year..       598         17        215
                                                               ---------  ---------  ---------

   TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR..................    16,469     11,508     12,528
                                                               ---------  ---------  ---------

Noncontrolling interest, beginning of year....................     3,096      3,059      2,967
Repurchase of AB Holding units................................      (158)      (168)      (154)
Net income (loss) attributable to noncontrolling interest.....       485        491        398
Dividends paid to noncontrolling interest.....................      (457)      (384)      (414)
Dividend of AB Units by AXA Equitable to AXA Financial........        --         --        145
Other comprehensive income (loss) attributable to
  noncontrolling interest.....................................        18        (17)       (15)
Other changes in noncontrolling interest......................       111        115        132
                                                               ---------  ---------  ---------

   Noncontrolling interest, end of year.......................     3,095      3,096      3,059
                                                               ---------  ---------  ---------

TOTAL EQUITY, END OF YEAR..................................... $  19,564  $  14,604  $  15,587
                                                               =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

                                                              AS RESTATED
                                                    ------------------------------
                                                      2017       2016       2015
                                                    --------  ---------  ---------
                                                             (IN MILLIONS)
Net income (loss).................................. $  3,394  $     706  $   1,060
Adjustments to reconcile net income (loss) to net
  cash provided by (used in) operating activities:
  Interest credited to policyholders' account
   balances........................................    1,040      1,029        887
  Policy charges and fee income....................   (3,334)    (3,344)    (3,291)
  Net derivative (gains) losses....................     (890)     1,211      1,161
  Investment (gains) losses, net...................      125        (16)        20
  Realized and unrealized (gains) losses on
   trading securities..............................     (166)        41         43
  Non-cash long term incentive compensation
   expense.........................................      185        152        172
  Amortization of deferred sales commission........       32         41         49
  Other depreciation and amortization..............     (136)       (98)       (18)
  Amortization of deferred cost of reinsurance
   asset...........................................      (84)       159        121
  Amortization of other intangibles................       31         29         28
  Return of real estate joint venture and limited
   partnerships....................................      140        126        161

  Changes in:
   Net broker-dealer and customer related
     receivables/payables..........................     (278)       608        (38)
   Reinsurance recoverable.........................     (416)      (304)      (929)
   Segregated cash and securities, net.............      130       (381)       (89)
   Deferred policy acquisition costs...............      268         52       (243)
   Future policy benefits..........................    1,511        431        631
   Current and deferred income taxes...............     (664)      (742)        50
  Other, net.......................................      189       (161)       (99)
                                                    --------  ---------  ---------

Net cash provided by (used in) operating
  activities....................................... $  1,077  $    (461) $    (324)
                                                    ========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015
                                  (CONTINUED)

                                                              AS RESTATED
                                                    -------------------------------
                                                       2017       2016       2015
                                                    ---------  ---------  ---------
                                                             (IN MILLIONS)
Cash flows from investing activities:
  Proceeds from the sale/maturity/prepayment of:
   Fixed maturities, available for sale............ $   9,738  $   7,154  $   4,368
   Mortgage loans on real estate...................       934        676        609
   Trading account securities......................     9,125      6,271     10,768
   Other...........................................       228         32        134
  Payment for the purchase/origination of:
   Fixed maturities, available for sale............   (12,465)    (7,873)    (4,701)
   Mortgage loans on real estate...................    (2,108)    (3,261)    (1,311)
   Trading account securities......................   (12,667)    (8,691)   (12,501)
   Other...........................................      (280)      (250)      (132)
  Cash settlements related to derivative
   instruments.....................................    (1,259)       102        529
  Decrease in loans to affiliates..................        --        384         --
  Change in short-term investments.................      (264)      (205)      (363)
  Investment in capitalized software, leasehold
   improvements and EDP equipment..................      (100)       (85)       (71)
  Purchase of business, net of cash acquired.......      (130)       (21)        --
  Other, net.......................................       238        409        203
                                                    ---------  ---------  ---------

Net cash provided by (used in) investing
  activities....................................... $  (9,010) $  (5,358) $  (2,468)
                                                    =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015
                                  (CONTINUED)

                                                             AS RESTATED
                                                    ----------------------------
                                                      2017      2016      2015
                                                    --------  --------  --------
                                                            (IN MILLIONS)
Cash flows from financing activities:
  Policyholders' account balances:
   Deposits........................................ $  9,882  $  9,746  $  5,757
   Withdrawals.....................................   (5,926)   (2,874)   (2,861)
   Transfer (to) from Separate Accounts............    1,656     1,202     1,045
  Change in short-term financings..................       53       (69)       95
  Change in collateralized pledged assets..........      710      (677)       (2)
  Change in collateralized pledged liabilities.....    1,108       125      (270)
  (Decrease) increase in overdrafts payable........       63       (85)       80
  Repayment of long term debt......................       --        --      (200)
  Shareholder dividends paid.......................       --    (1,050)     (767)
  Repurchase of AB Holding units...................     (220)     (236)     (214)
  Redemptions (purchases) of non-controlling
   interests of consolidated company-sponsored
   investment funds................................      120      (137)       --
  Distribution to noncontrolling interest in
   consolidated subsidiaries.......................     (457)     (385)     (414)
  Increase (decrease) in Securities sold under
   agreement to repurchase.........................     (109)      104       939
  (Increase) decrease in securities purchased
   under agreement to resell.......................       --        79       (79)
  Capital Contribution from Parent.................    1,500        --        --
  Other, net.......................................      (10)        8         5
                                                    --------  --------  --------

Net cash provided by (used in) financing
  activities.......................................    8,370     5,751     3,114
                                                    ========  ========  ========

Effect of exchange rate changes on cash and cash
  equivalents......................................       22       (10)      (10)

Change in cash and cash equivalents................      459       (78)      312
Cash and cash equivalents, beginning of year.......    2,950     3,028     2,716
                                                    --------  --------  --------

Cash and cash equivalents, end of year............. $  3,409  $  2,950  $  3,028
                                                    ========  ========  ========

Supplemental cash flow information:
  Interest paid.................................... $     (8) $    (11) $     19
                                                    ========  ========  ========
  Income taxes (refunded) paid..................... $     33  $    613  $    (80)
                                                    ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable" and, collectively with its consolidated subsidiaries, the "Company") is a diversified financial services company. The Company is a direct, wholly-owned subsidiary of AXA Equitable Financial Services, LLC ("AEFS"). AEFS is a direct, wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is a direct wholly-owned subsidiary of AXA Equitable Holdings, Inc. ("Holdings"). Holdings is an indirect wholly-owned subsidiary of AXA S.A. ("AXA"), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management.

   In the fourth quarter of 2017, the Company completed the reorganization of its segment results into an expanded segment structure to enhance transparency and accountability. The Company believe that the additional segments will enhance the transparency of our financial results. The Company has modified the presentation of its business segment results to reflect its new operating structure and prior periods' presentation has been revised to conform to the new structure.

   On May 10, 2017, AXA announced its intention to pursue the sale of a minority stake in our indirect parent, Holdings, through a proposed initial public offering (the "Holdings IPO") in the first half of 2018. On
   November 13, 2017, Holdings filed a Form S-1 registration statement with the Securities and Exchange Commission (the "SEC"). The completion of the proposed Holdings IPO will depend on, among other things, the SEC filing and review process and customary regulatory approvals, as well as market conditions. There can be no assurance that the proposed Holdings IPO will occur on the anticipated timeline or at all.

   The Company now conducts operations in four segments: Individual Retirement, Group Retirement, Investment Management and Research, and Protection Solutions. The Company's management evaluates the performance of each of these segments independently.

      . The Individual Retirement segment offers a diverse suite of variable annuity products which are primarily sold to affluent and high net worth individuals saving for retirement or seeking retirement income.

      . The Group Retirement segment offers tax-deferred investment and retirement plans sponsored by educational entities, municipalities and not-for-profit entities as well as small and medium-sized businesses.

      . The Investment Management and Research segment provides diversified investment management, research and related solutions globally to a broad range of clients through three main client channels -- Institutional, Retail and Private Wealth Management -- and distributes its institutional research products and solutions through Bernstein Research Services. The Investment Management and Research segment reflects the business of AllianceBernstein Holding L.P. ("AB Holding"), AllianceBernstein L.P. ("ABLP") and their subsidiaries (collectively, "AB").

      . The Protection Solutions segment includes the Company's life insurance and group employee benefits businesses. The life insurance business offers a variety of variable universal life, indexed universal life and term life products to help affluent and high net worth individuals, as well as small and medium-sized business owners, with their wealth protection, wealth transfer and corporate needs. Our group employee benefits business offers a suite of life, short- and long-term disability, dental and vision insurance products to small and medium-size businesses across the United States.

   Corporate and Other includes certain of the Company's financing and investment expenses. It also includes: the closed block of life insurance (the "Closed Block"), run-off group pension business, run-off health business, certain strategic investments and certain unallocated items, including capital and related investments, interest expense and corporate expense. AB's results of operations are reflected in the Investment Management and Research segment. Accordingly, Corporate and Other does not include any items applicable to AB.

   At December 31, 2017 and 2016, the Company's economic interest in AB was 29.0% and 29.0%, respectively. At December 31, 2017 and 2016, respectively, AXA and its subsidiaries' economic interest in AB (including AXA Financial Group) was approximately 64.7% and 63.7%. AXA Equitable is the parent of AllianceBernstein Corporation, the general partner ("General Partner") of both AB Holding and ABLP; as a result it consolidates AB in the Company's consolidated financial statements.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements present the consolidated results of operations, financial condition, and cash flows of the Company and its subsidiaries and those investment companies, partnerships and joint ventures in which the Company has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   We believe that the consolidated financial statements include all adjustments necessary for a fair presentation of the results of operations of the Company. All significant intercompany transactions and balances have been eliminated in consolidation. The years "2017", "2016" and "2015" refer to the years ended December 31, 2017, 2016 and 2015, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Adoption of New Accounting Pronouncements

   In January 2017, the Financial Accounting Standards Board ("FASB") issued new guidance that amends the definition of a business to provide a more robust framework for determining when a set of assets and activities is a business. The definition primarily adds clarity for evaluating whether certain transactions should be accounted for as acquisitions/dispositions of assets or businesses, the latter subject to guidance on business combinations, but also may interact with other areas of accounting where the defined term is used, such as in the application of guidance on consolidation and goodwill impairment. The new guidance is effective for fiscal years ending December 31, 2018. The Company elected to early adopt the new guidance for the year ending December 31, 2016. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In January 2017, the FASB issued updated guidance to simplify the accounting for goodwill impairment on a prospective basis in years beginning after December 15, 2019, with early adoption permitted for impairment testing performed after January 1, 2017. The revised guidance removes Step 2 from the goodwill impairment testing model that currently requires a hypothetical purchase price allocation to assess goodwill recoverability when Step 1 testing demonstrates a reporting unit's carrying value exceeds its fair value. Existing guidance that limits the measure of goodwill impairment to the carrying amount of the reporting unit's goodwill remains unchanged by elimination of the requirement to perform Step 2 testing. The Company elected to early adopt the guidance effective January 1, 2017 for its first quarter 2017 interim goodwill recoverability assessments. Adoption of this guidance did not have a material impact on the Company's consolidated financial statements.

   In October 2016, the FASB issued updated guidance on consolidation of interests held through related parties that are under common control, which alters how a decision maker needs to consider indirect interests in a VIE held through an entity under common control. The new guidance amends the recently adopted consolidation guidance analysis. Under the new guidance, if a decision maker is required to evaluate whether it is the primary beneficiary of a VIE, it will need to consider only its proportionate indirect interest in the VIE held through a common control party. The Company adopted the revised guidance effective January 1, 2017. Adoption of this guidance did not have a material impact on the Company's consolidated financial statements.

   In March 2016, the FASB issued new guidance simplifying the transition to the equity method of accounting. The amendment eliminates the requirement for an investor to retroactively adjust the basis of a previously held interest in an investment that subsequently qualifies for use of the equity method. Additionally, the amendment requires any unrealized holding gain or loss recognized in accumulated other comprehensive income (loss) ("AOCI ") to be realized in earnings at the date an available-for-sale ("AFS") security qualifies for use of the equity method. The Company adopted the revised guidance effective January 1, 2017. Adoption of this guidance did not have a material impact on the Company's consolidated financial statements.

   In March 2016, the FASB issued new guidance on improvements to employee share-based payment accounting. The amendment includes provisions intended to simplify various aspects related to how share-based payments are accounted for and presented in the financial statements including: income tax effects of share-based payments, minimum statutory tax withholding requirements and forfeitures. The Company adopted the revised guidance effective January 1, 2017. Adoption of this guidance did not have a material impact on the Company's consolidated financial statements.

   In February 2015, the FASB issued a new consolidation standard that makes targeted amendments to the VIE assessment, including guidance specific to the analysis of fee arrangements and related party relationships, modifies the guidance for the evaluation of limited partnerships and similar entities for consolidation to eliminate the presumption of general partner control, and ends the deferral that had been granted to certain investment companies for applying previous VIE guidance. The Company adopted this guidance beginning January 1, 2016 using a modified retrospective approach, thereby not requiring a restatement of prior year periods. At initial adoption, the Company's reevaluation of all legal entities under the new standard resulted in identification of additional VIEs and consolidation of certain investment products of the Investment Management and Research segment that were not consolidated in accordance with previous guidance. The analysis performed under this guidance requires the exercise of judgment and is updated continuously as circumstances change or new entities are formed.

   In August 2014, the FASB issued new guidance which requires management to evaluate whether there is "substantial doubt" about the reporting entity's ability to continue as a going concern and provide related footnote disclosures about those uncertainties, if they exist. The new guidance is effective for annual periods ending after December 15, 2016 and interim periods thereafter. The Company implemented this guidance in its reporting on the year ended December 31, 2016. The effect of implementing this guidance was not material to the Company's consolidated financial statements.

   Future Adoption of New Accounting Pronouncements

   In February 2018, the FASB issued new guidance that will permit, but not require, entities to reclassify to retained earnings tax effects "stranded" in AOCI resulting from the change in federal tax rate enacted by the Tax Cuts and Jobs Act (the "Act") on December 22, 2017. An entity that elects this option must reclassify these stranded tax effects for all items in AOCI, including, but not limited to, AFS securities and employee benefits. Tax effects stranded in AOCI for other reasons, such as prior changes in tax law, may not be reclassified. While the new guidance provides entities the option to reclassify these amounts, new disclosures are required regardless of whether entities elect to do so. The new guidance is effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Early adoption is permitted for periods for which financial statements have not yet been issued or made available for issuance, including in the period the Act was signed into law (i.e., the reporting period including December 22, 2017). Election can be made either to apply the new guidance retrospectively to each period in which the effect of the Act is recognized or in the period of adoption. Management currently is evaluating the options provided for adopting this guidance and the potential impacts on the Company's consolidated financial statements.

   In August 2017, the FASB issued new guidance on accounting for hedging activities, intended to more closely align the financial statement reporting of hedging relationships to the economic results of an entity's risk management activities. In addition, the new guidance makes certain targeted modifications to simplify the application of current hedge accounting guidance. The new guidance is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years, with early application permitted. The effect of adoption should be reflected as of the beginning of the fiscal year of adoption (that is, the initial application date). All transition requirements and elections should be applied to derivatives positions and hedging relationships existing on the date of adoption. Management currently is evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In May 2017, the FASB issued guidance on share-based payments. The amendment provides clarity intended to reduce diversity in practice and the cost and complexity of accounting for changes to the terms or conditions of share-based payment awards. The new guidance is effective for interim and annual periods beginning after December 15, 2017, requires prospective application to awards modified on or after the date of adoption, and permits early adoption. This amendment did not have a material impact on the Company's consolidated financial statements.

   In March 2017, the FASB issued guidance that requires certain premiums on callable debt securities to be amortized to the earliest call date and is intended to better align interest income recognition with the manner in which market participants price these instruments. The new guidance is effective for interim and annual periods beginning after December 15, 2018 with early adoption permitted and is to be applied on a modified retrospective basis. Management currently is evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In March 2017, the FASB issued new guidance on the presentation of net periodic pension and post-retirement benefit costs that requires disaggregation of the service cost component from the other components of net benefit costs on the income statement. The service cost component will be presented with other employee compensation costs in "income from operations," and the remaining components will be reported separately outside of income from operations. While this standard does not change the rules for how benefits costs are measured, it limits the amount eligible for capitalization to the service cost component and, therefore, may require insurers and other entities that establish deferred assets related to the acquisition of new contracts to align its capitalization policies/practices with that limitation. The new guidance is effective for interim and annual periods beginning after December 15, 2017 with early adoption permitted and is to be applied retrospectively for changes in the income statement presentation of net benefit cost and prospectively for changes in capitalization eligibility. The guidance permits the use of amounts previously disclosed for the various components of net benefits cost as the basis for the retrospective change in the income statement presentation, and use of that approach must be disclosed as a "practical expedient" to determining how much of the various components of net benefits costs actually was reflected in historical income statements a result of capitalization and subsequent amortization. For purpose of segment reporting, net periodic benefits costs should continue to be presented based on how management reports those costs internally for evaluation, regardless of these new requirements. The Company expects to utilize the practical expedient for adopting the retrospective change in its income statement presentation of net benefits costs. Based on the assessments performed to-date, adoption of this new guidance in first quarter 2018 is not expected to have a material impact on the Company's consolidated financial statements.

   In August 2016, the FASB issued new guidance to simplify elements of cash flow classification. The new guidance is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The new guidance is effective for interim and annual periods beginning after December 15, 2017 and should be applied using a retrospective transition method. Adoption of this new guidance in first quarter 2018 is not expected to have a material impact on the Company's financial condition or results of operations.

   In June 2016, the FASB issued new guidance related to the accounting for credit losses on financial instruments. The new guidance introduces an approach based on expected losses to estimate credit losses on certain types of financial instruments. It also modifies the impairment model for available-for-sale debt securities and provides for a simplified accounting model for purchased financial assets with credit deterioration since their origination. The new guidance is effective for interim and annual periods beginning after December 15, 2019 with early adoption permitted for annual periods beginning after December 15, 2018. Management currently is evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In February 2016, the FASB issued revised guidance to lease accounting that will require lessees to recognize on the balance sheet a "right-of-use" asset and a lease liability for virtually all lease arrangements, including those embedded in other contracts. The new lease accounting model will continue to distinguish between capital and operating leases. The current straight-line pattern for the recognition of rent expense on an operating lease is expected to remain substantially unchanged by the new guidance but instead will be comprised of amortization of the right-of-use asset and interest cost on the related lease obligation, thereby resulting in an income statement presentation similar to a financing arrangement or capital lease. Lessor accounting will remain substantially unchanged from the current model but has been updated to align with certain changes made to the lessee model. The new guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018, with early adoption permitted. The transition provisions require application on a modified retrospective approach at the beginning of the earliest comparative period presented in the financial statements (that is, January 1, 2017). Extensive quantitative and qualitative disclosures, including significant judgments made by management, will be required to provide greater insight into the extent of revenue and expense recognized and expected to be recognized from existing lease contracts and arrangements. Management currently is evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In January 2016, the FASB issued new guidance related to the recognition and measurement of financial assets and financial liabilities. The new guidance primarily affects the accounting for equity investments, financial liabilities under the fair value option, and presentation and disclosure requirements for financial instruments. In addition, the FASB clarified guidance related to the valuation allowance assessment when recognizing deferred tax assets resulting from unrealized losses on available-for-sale ("AFS") debt securities. The new guidance will require equity investments in unconsolidated entities, except those accounted for under the equity method, to be measured at fair value through earnings, thereby eliminating the AFS classification for equity securities with readily determinable fair values for which changes in fair value currently are reported in AOCI. Adoption of this new guidance is required in interim and annual periods beginning after December 15, 2017 and is to be applied on a modified retrospective basis. At December 31, 2017, the Company's equity investments include approximately $157 million common stock securities designated as AFS for which a cumulative effect adjustment to opening retained earnings will be made at January 1, 2018 to reclassify from AOCI the related net unrealized investment gains/(losses), net of income tax. The Company's investment assets held in the form of equity interests in unconsolidated entities, such as limited partnerships and limited liability companies, including hedge funds, private equity funds, and real estate-related funds, generally are accounted for under the equity method and will not be impacted by this new guidance. The Company does not currently report any of its financial liabilities under the fair value option. Adoption of this new guidance in first quarter 2018 is not expected to have a material impact on the Company's financial condition or results of operations.

   In May 2014, the FASB issued new guidance that revises the recognition criteria for revenue arising from contracts with customers to provide goods or services, except when those revenue streams are from insurance contracts, leases, rights and obligations that are in the scope of certain financial instruments (i.e., derivative contracts) and guarantees other than product or service warranties. The new standard's core principle is that revenue should be recognized when "control" of promised goods or services is transferred to customers and in an amount that reflects the consideration to which it expects to be entitled in exchange. Applying the new revenue recognition criteria generally will require more judgments and estimates than under current guidance in order to identify contractual performance obligations to customers, assess the roles of intermediaries in fulfilling those obligations, determine the amount of variable consideration to include in the transaction price, and allocate the transaction price to distinct performance obligations in bundled contracts. The new guidance is effective for interim and annual periods beginning after December 15, 2017, with early adoption permitted. Transition to the new standard requires a retrospective approach but application is permitted either on a full or modified basis, the latter by recognition of a cumulative-effect adjustment to opening equity in the period of initial adoption. On January 1, 2018, the Company will adopt the new revenue recognition guidance on a modified retrospective basis and provide in its first quarter 2018 reporting the additional disclosures required by the new standard. Revenues within the scope of this standard and subject to the Company's analysis largely emerge from its investment in AllianceBernstein, as reported in the Company's Investment Management and Research segment, but also result from the Company's direct wholly-owned subsidiary, FMG as well as broker-dealer operations. Based on the assessments performed to-date, the Company does not expect any changes in the amounts or timing of revenue recognition, including base investment management and advisory fees, distribution revenues, shareholder servicing revenues, and broker-dealer revenues. However, performance-based fees, that currently are recognized at the end of the applicable measurement period when no risk of reversal remains, and carried-interest distributions received (considered performance-based fees), that currently are recorded as deferred revenues until no risk of reversal remains, in certain instances may be recognized earlier under the new standard if it is probable that significant reversal will not occur. As a result, the Company currently expects its initial adoption of the new revenue recognition standard at January 1, 2018 will result in a pre-tax cumulative effect adjustment to increase opening equity by approximately
   $35 million, representing carried-interest distributions previously received, net of revenue sharing payments to investment team members, with respect to which it is probable that significant reversal will not occur. The Company's future financial statements will include additional disclosures as required by the new revenue recognition guidance.

   Closed Block

   As a result of demutualization, the Company's Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and income of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of the Company's general account (the "General Account"), any of its separate accounts (the "Separate Accounts") or any affiliate of the Company without the approval of the New York State Department of Financial Services (the "NYDFS"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax income from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's income.

   If the actual cumulative income from the Closed Block are greater than the expected cumulative income, only the expected income will be recognized in net income. Actual cumulative income in excess of expected cumulative income at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block income in a subsequent period are less than the expected income for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative income of the Closed Block are less than the expected cumulative income, only actual income would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of deferred policy acquisition costs ("DAC"), are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as available-for-sale ("AFS") are reported at fair value. Changes in fair value are reported in other comprehensive income ("OCI"). The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments ("OTTI"). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in income (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security at the date of acquisition. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Real estate held for the production of income is stated at depreciated cost less valuation allowances.

   Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

   Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

   Partnerships, investment companies and joint venture interests that the Company has control of and has an economic interest in or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity method of accounting and are reported in other equity investments. The Company records its interests in certain of these partnerships on a month or one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with realized and unrealized gains (losses) reported in net investment income (loss) in the statements of Net income (loss).

   Corporate owned life insurance ("COLI") has been purchased by the Company and certain subsidiaries on the lives of certain key employees and the Company and these subsidiaries are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2017 and 2016, the carrying value of COLI was $911 million and $892 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets. The Company classifies as short-term securities purchased with a maturity of twelve months or less.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   Cash and securities segregated primarily includes U.S. Treasury Bills segregated by AB in a special reserve bank custody account for the exclusive benefit of its brokerage customers under Rule 15c3-3 of the Exchange Act.

   All securities owned, including U.S. government and agency securities, mortgage-backed securities, futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Derivatives

   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options and may be exchange-traded or contracted in the over-the-counter market. All derivative positions are carried in the consolidated balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

   Freestanding derivative contracts are reported in the consolidated balance sheets either as assets within "Other invested assets" or as liabilities within "Other liabilities." The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related Credit Support Annex ("CSA") have been executed. The Company uses derivatives to manage asset/liability risk and has designated some of those economic relationships under the criteria to qualify for hedge accounting treatment. All changes in the fair value of the Company's freestanding derivative positions not designated to hedge accounting relationships, including net receipts and payments, are included in "Net derivative gains (losses)" without considering changes in the fair value of the economically associated assets or liabilities.

   The Company is a party to financial instruments and other contracts that contain "embedded" derivative instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are "clearly and closely related" to the economic characteristics of the remaining component of the "host contract" and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When those criteria are satisfied, the resulting embedded derivative is bifurcated from the host contract, carried in the consolidated balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the consolidated statements of income (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

   Securities Repurchase and Reverse Repurchase Agreements

   Securities repurchase and reverse repurchase transactions involve the temporary exchange of securities for cash or other collateral of equivalent value, with agreement to redeliver a like quantity of the same or similar securities at a future date prior to maturity at a fixed and determinable price. Transfers of securities under these agreements to repurchase or resell are evaluated by the Company to determine whether they satisfy the criteria for accounting treatment as secured borrowing or lending arrangements. Agreements not meeting the criteria would require recognition of the transferred securities as sales or purchases with related forward repurchase or resale commitments. All of the Company's securities repurchase transactions are accounted for as collateralized borrowings with the related obligations distinctly captioned in the consolidated balance sheets. Earnings from investing activities related to the cash received under the Company's securities repurchase arrangements are reported in the consolidated statements of income (loss) as "Net investment income" and the associated borrowing cost is reported as "Interest expense." The Company has not actively engaged in securities reverse repurchase transactions.

   Commercial and Agricultural Mortgage Loans on Real Estate:

   Mortgage loans are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   For commercial and agricultural mortgage loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

      . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

      . Debt service coverage ratio -- Derived from actual operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

      . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

      . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

      . Maturity -- Mortgage loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

      . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

      . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

      . Property condition -- Significant deferred maintenance observed during the lenders annual site inspections.

      . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans also are individually evaluated quarterly by the Company's IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problem mortgages but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans, a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for mortgage loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan-specific portion of the loss allowance is based on the Company's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are mortgage loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on mortgage loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on mortgage loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans are classified as nonaccrual mortgage loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured to where the collection of interest is considered likely. At December 31, 2017 and 2016, the carrying values of commercial mortgage loans that had been classified as nonaccrual mortgage loans were $19 million and $34 million, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring ("TDR"), the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the mortgage loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Block's policyholders dividend obligation, insurance liability loss recognition, DAC related to UL policies, investment-type products and participating traditional life policies.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any change in fair value of policyholders' account balances and future policy benefits.

   Fair Value of Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The Company uses unadjusted quoted market prices to measure fair value for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades.

   Recognition of Insurance Income and Related Expenses

   Deposits related to universal life ("UL") and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of DAC.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to income.

   AMORTIZATION POLICY. In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC.

   DAC associated with certain variable annuity products is amortized based on estimated assessments, with DAC on the remainder of variable annuities, UL and investment-type products amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience and changes in the reserve of products that have indexed features such as SCS IUL and MSO, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC are amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in income (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future separate account performance. Management sets estimated future gross profit or assessment assumptions related to separate account performance using a long-term view of expected average market returns by applying a reversion to the mean ("RTM") approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Based upon management's current expectations of interest rates and future fund growth, the Company updated its RTM assumption from 9.0% to 7.0%. The average gross long-term return measurement start date was also updated to December 31, 2014. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At
   December 31, 2017, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 7.0% (4.7% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.7% net of product weighted average Separate Account fees) and 0.0% (-2.3% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is five years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than five years in order to reach the average gross long-term return estimate, the application of the five year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than five years would result in a required deceleration of DAC amortization.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2017, the average rate of assumed investment yields, excluding policy loans, for the Company was 4.7% grading to 4.3% over 7 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in net income in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative income over expected cumulative income as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in net income (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies are subject to recoverability testing as part of the Company's premium deficiency testing. If a premium deficiency exists, DAC are reduced by the amount of the deficiency or to zero through a charge to current period net income (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in net income
   (loss) in the period such deficiency occurs.

   For some products, policyholders can elect to modify product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. These transactions are known as internal replacements. If such modification substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

   Policyholder Bonus Interest Credits

   Policyholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these policyholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets in the consolidated balance sheets and amortization is included in Interest credited to policyholders' account balances in the consolidated statements of income (loss).

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium, investment performance and interest credited, net of surrenders, withdrawals, benefits and charges.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated policyholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 5.0% to 6.3% (weighted average of 5.1%) for approximately 99.1% of life insurance liabilities and from 1.6% to 5.5% (weighted average of 4.2%) for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to income.

   Funding agreements are reported in Policyholders' account balances in the consolidated balance sheets. As a member of the Federal Home Loan Bank of New York ("FHLBNY"), the Company has access to collateralized borrowings. The Company may also issue funding agreements to the FHLBNY. Both the collateralized borrowings and funding agreements would require the Company to pledge qualified mortgage-backed assets and/or government securities as collateral.

   For reinsurance contracts other than those accounted for as derivatives, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefits ("GMDB") and/or contain guaranteed minimum living benefit ("GMLB," and together with GMDB, the "GMxB features") which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit ("GMIB") base. The Company previously issued certain variable annuity products with and guaranteed income benefit ("GIB") features, guaranteed withdrawal benefit for life ("GWBL"), guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum accumulation benefit ("GMAB") features. The Company has also assumed reinsurance for products with GMxB features.

   Reserves for products that have GMIB features, but do not have no-lapse guarantee features, and products with GMDB features are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding separate account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a RTM approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management's estimates.

   Products that have a GMIB feature with a no-lapse guarantee rider ("NLG"), GIB, GWBL, GMWB and GMAB features and the assumed products with GMIB features (collectively "GMxB derivative features") are considered either freestanding or embedded derivatives and discussed below under ("Embedded and Freestanding Insurance Derivatives").

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (I.E., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to income. Premium deficiency reserves have been recorded for the group single premium annuity business, certain interest-sensitive life contracts, structured settlements, individual disability income and major medical. Additionally, in certain instances the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of income may be such that profits are expected to be recognized in earlier years followed by losses in later years. In these situations, accounting standards require that an additional profits followed by loss liability be recognized by an amount necessary to sufficiently offset the losses that would be recognized in later years. A profits followed by loss liability is included in "Future policy benefits" and is predominately associated with certain interest-sensitive life contracts.

   Embedded and Freestanding Insurance Derivatives

   Reserves for products considered either embedded or freestanding derivatives are measured at estimated fair value separately from the host variable annuity product, with changes in estimated fair value reported in Net derivative gains (losses). The estimated fair values of these derivatives are determined based on the present value of projected future benefits minus the present value of projected future fees attributable to the guarantee. The projections of future benefits and future fees require capital markets and actuarial assumptions, including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk-free rates.

   Additionally the Company cedes and assumes reinsurance for products with GMxB features, which are considered an embedded when part of a reinsurance contract covers risks not treated as derivative or a freestanding derivative otherwise. The GMxB reinsurance contract asset and liabilities' fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios.

   Changes in the fair value of embedded and freestanding derivatives are reported on the consolidated statements of income (loss) in Net derivative gains (losses). Reserves for embedded derivatives liabilities and assumed reinsurance contracts are reported in Future policyholders' benefits and other policyholders' liabilities and the GMIB reinsurance contract asset, at fair value is reported in a stand-alone line in the consolidated balance sheets.

   Embedded and freestanding insurance derivatives fair values are determined based on the present value of projected future benefits minus the present value of projected future fees. At policy inception, a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits is attributed to the embedded derivative. The percentage of fees included in the fair value measurement is locked-in at inception. Fees above those amounts represent "excess" fees and are reported in Policy charges and fee income.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to General Account claims only to the extent Separate Account assets exceed separate accounts liabilities. Assets and liabilities of the Separate Account represent the net deposits and accumulated net investment income (loss) less fees, held primarily for the benefit of policyholders, and for which the Company does not bear the investment risk. Separate Account assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to policyholders of such Separate Account are offset within the same line in the consolidated statements of income
   (loss). For 2017, 2016 and 2015, investment results of such Separate Accounts were gains (losses) of $16,735 million, $8,222 million and $(1,148) million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Account assets and liabilities and are not reported in revenues or expenses. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Management and Service Fees and Related Expenses

   INVESTMENT MANAGEMENT AND RESEARCH

   Investment management and service fees principally include the Investment Management and Research segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") and Sanford
   C. Bernstein Limited ("SCBL") for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AB sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Since January 31, 2009, AB sponsored U.S. mutual funds have not offered back-end load shares to new investors. Likewise, as of December 31, 2016, AB sponsored Non-U.S. Funds are no longer offering back-end load shares, except in isolated instances.

   Management periodically reviews the deferred sales commission asset for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If these factors indicate impairment in value, a comparison is made of the carrying value to the undiscounted cash flows expected to be generated by the asset over its remaining life. If it is determined the deferred sales commission asset is not fully recoverable, the asset will be deemed impaired and a loss will be recorded in the amount by which the recorded amount of the asset exceeds its estimated fair value.

   RETIREMENT AND PROTECTION

   Investment management and service fees also includes fees earned by AXA Equitable Funds Management Group, LLC ("AXA Equitable FMG") from providing investment management and administrative services to AXA Premier VIP Trust ("VIP Trust"), EQ Advisors Trust ("EQAT") and 1290 Funds as well as two private investment trusts established in the Cayman Islands, AXA Allocation Funds Trusts and AXA Offshore Multimanager Funds Trust (collectively, the "Other AXA Trusts"). AXA Equitable FMG's administrative services include, among others, fund accounting and compliance services.

   AXA Equitable FMG has entered into sub-advisory agreements with affiliated and unaffiliated registered investment advisers to provide sub-advisory services to AXA Equitable FMG with respect to certain portfolios of EQAT and the Other AXA Trusts. It has also entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. to provide certain sub-administration services to AXA Equitable FMG as instructed by AXA Equitable FMG.

   AXA Equitable FMG's fees related to its services are calculated as a percentage of assets under management and are recorded in Investment management and service fees in the consolidated statements of income (loss) as the related services are performed. Sub-advisory and sub-administrative expenses associated with the services are calculated and recorded as the related services are performed in Other operating costs and expenses in the consolidated statements of income (loss).

   Goodwill and Other Intangible Assets

   Goodwill reported by the Company represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies and relates principally to the acquisition of SCB Inc., an investment research and management company formerly known as Sanford C. Bernstein Inc. ("Bernstein Acquisition") and purchases of units of the limited partnership interest in ABLP ("AB Units"). In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred. Effective January 1, 2017, the Company early-adopted new guidance that eliminated Step 2 testing from the goodwill impairment model and continued to limit the measurement of any goodwill impairment to the carrying value of the reporting unit's goodwill.

   The Company's intangible assets primarily relate to the Bernstein Acquisition and purchases of AB Units and reflect amounts assigned to acquired investment management contracts based on their estimated fair values at the time of acquisition, less accumulated amortization. These intangible assets generally are amortized on a straight-line basis over their estimated useful life, ranging from six to twenty years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, impairment tests are performed to measure the amount of the impairment loss, if any.

   Internal-use Software

   Capitalized internal-use software, included in Other assets in the consolidated balance sheets, is amortized on a straight-line basis over the estimated useful life of the software that ranges between three and five years. Capitalized amounts are periodically tested for impairment in accordance with the guidance on impairment of long-lived assets. An immediate charge to earnings is recognized if capitalized software costs no longer are deemed to be recoverable. In addition, service potential is periodically reassessed to determine whether facts and circumstances have compressed the software's useful life such that acceleration of amortization over a shorter period than initially determined would be required.

   Income Taxes

   The Company and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. The Company provides for Federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred tax assets will not be realized.

   Under accounting for uncertainty in income taxes guidance, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the consolidated financial statements. Tax positions are then measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement.

   As required under accounting for income taxes, the Company determined reasonable estimates for certain effects of the Tax Cuts and Jobs Act enacted on December 22, 2017 and recorded those estimates as provisional amounts in the 2017 consolidated financial statements. In accordance with SEC Staff Accounting Bulletin No. 118 ("SAB 118"), the Company may make additional adjustments during 2018 (the measurement period) to the income tax balance sheet and income statement accounts as the U.S. Department of the Treasury issues further guidance and interpretations.

   Accounting and Consolidation of VIEs

   For all new investment products and entities developed by the Company (other than Collateralized Debt Obligations ("CDOs")), the Company first determines whether the entity is a VIE, which involves determining an entity's variability and variable interests, identifying the holders of the equity investment at risk and assessing the five characteristics of a VIE. Once an entity has been determined to be a VIE, the Company then identifies the primary beneficiary of the VIE. If the Company is deemed to be the primary beneficiary of the VIE, then the Company consolidates the entity.

   The Company provides seed capital to its investment teams to develop new products and services for their clients. The Company's original seed investment typically represents all or a majority of the equity investment in the new product and is temporary in nature. The Company evaluates its seed investments on a quarterly basis to determine whether consolidation is required.

   Management of the Company reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that the Company is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   A VIE must be consolidated by its primary beneficiary, which generally is defined as the party that has a controlling financial interest in the VIE. The Company is deemed to have a controlling financial interest in a VIE if it has (i) the power to direct the activities of the VIE that most significantly affect the VIE's economic performance, and (ii) the obligation to absorb losses of the VIE or the right to receive income from the VIE that potentially could be significant to the VIE. For purposes of evaluating
   (ii) above, fees paid to the Company as a decision maker or service provider are excluded if the fees are compensation for services provided commensurate with the level of effort required to be performed and the arrangement includes only customary terms, conditions or amounts present in arrangements for similar services negotiated at arm's length.

   If the Company has a variable interest in an entity that is determined not to be a VIE, the entity then is evaluated for consolidation under the voting interest entity ("VOE") model. For limited partnerships and similar entities, the Company is deemed to have a controlling financial interest in a VOE, and would be required to consolidate the entity, if the Company owns a majority of the entity's kick-out rights through voting limited partnership interests and other limited partners do not hold substantive participating rights (or other rights that would indicate that the Company does not control the entity). For entities other than limited partnerships, the Company is deemed to have a controlling financial interest in a VOE if it owns a majority voting interest in the entity.

   The analysis performed to identify variable interests held, determine whether entities are VIEs or VOEs, and evaluate whether the Company has a controlling financial interest in such entities requires the exercise of judgment and is updated on a continuous basis as circumstances change or new entities are developed. The primary beneficiary evaluation generally is performed qualitatively based on all facts and circumstances, including consideration of economic interests in the VIE held directly and indirectly through related parties and entities under common control, as well as quantitatively, as appropriate.

   At December 31, 2017, the Company held approximately $1,123 million of investment assets in the form of equity interests issued by non-corporate legal entities determined under the new guidance to be VIEs, such as limited partnerships and limited liability companies, including hedge funds, private equity funds, and real estate-related funds. As an equity investor, the Company is considered to have a variable interest in each of these VIEs as a result of its participation in the risks and/or rewards these funds were designed to create by their defined portfolio objectives and strategies. Primarily through qualitative assessment, including consideration of related party interests or other financial arrangements, if any, the Company was not identified as primary beneficiary of any of these VIEs, largely due to its inability to direct the activities that most significantly impact their economic performance. Consequently, the Company continues to reflect these equity interests in the consolidated balance sheet as Other equity investments and to apply the equity method of accounting for these positions. The net assets of these nonconsolidated VIEs are approximately $160,178 million. The Company's maximum exposure to loss from its direct involvement with these VIEs is the carrying value of its investment of $1,123 million and approximately $693 million of unfunded commitments at December 31, 2017. The Company has no further economic interest in these VIEs in the form of guarantees, derivatives, credit enhancements or similar instruments and obligations.

   At December 31, 2017, the Company consolidated three real estate joint ventures for which it was identified as primary beneficiary under the VIE model. Two of the joint ventures are owned 95% by the Company and 5% by the venture partner. The third consolidated entity is jointly owned by AXA Equitable and AXA France and holds an investment in a real estate venture. Included in the Company's consolidated balance sheets at December 31, 2017 and 2016, respectively, are total assets of $393 million and $36 million related to these VIEs, primarily resulting from the consolidated presentation of $372 million and $36 million of real estate held for production of income. Also resulting from the Company's consolidated presentation of these VIEs are total liabilities of $229 million and $11 million at December 31, 2017 and 2016, respectively, including long term debt in the amount of $203 million and $0 million. In addition, real estate held for production of income reflects $18 million and $20 million as related to two non-consolidated joint ventures at December 31, 2017 and 2016, respectively.

   Included in the Company's consolidated balance sheet at December 31, 2017 are assets of $1,550 million, liabilities of $696 million and redeemable non-controlling interest of $596 million associated with the consolidation of AB-sponsored investment funds under the VIE model. Also included in the Company's consolidated balance sheets are assets of $58 million, liabilities of $2 million and redeemable non-controlling interest of $0 million from consolidation of AB-sponsored investment funds under the VOE model. The assets of these consolidated funds are presented within Other invested assets and cash and cash equivalents, and liabilities of these consolidated funds are presented with other liabilities on the face of the Company's consolidated balance sheet at December 31, 2017; ownership interests not held by the Company relating to consolidated VIEs and VOEs are presented either as redeemable or non-redeemable noncontrolling interest, as appropriate. The Company is not required to provide financial support to these company-sponsored investment funds, and only the assets of such funds are available to settle each fund's own liabilities.

   As of December 31, 2017, the net assets of investment products sponsored by AB that are nonconsolidated VIEs are approximately $53,600 million and the Company's maximum exposure to loss from its direct involvement with these VIEs is its investment of $7.9 million at December 31, 2017. The Company has no further commitments to or economic interest in these VIEs.

   Assumption Updates and Model Changes

   In 2017, the Company made several assumption updates and model changes, including the following: (1) updated the expectation of long-term Separate Accounts volatility used in estimating policyholders' benefits for variable annuities with GMDB and GMIB guarantees and variable universal life contracts with secondary guarantees; (2) updated the estimated duration used to calculate policyholders' benefits for variable annuities with GMDB and GMIB guarantees and the period over which DAC is amortized; (3) updated policyholder behavior assumptions based on emerging experience, including expectations of long-term lapse and partial withdrawal rates for variable annuities with GMxB features; (4) updated premium funding assumptions for certain universal life and variable universal life products with secondary guarantees; (5) completed its periodic review and updated its long term mortality assumption for universal, variable universal and traditional life products; (6) updated the assumption for long term General Account spread and yield assumptions in the DAC amortization and loss recognition testing calculations for universal life, variable universal life and deferred annuity business lines; (7) updated our maintenance expense assumption for universal life and variable universal life products; and (8) implemented other actuarial assumption updates and model changes, resulting in the full release of the reserve. The net impact of assumption changes in 2017 increased policyholders' benefits by $23 million, increased the amortization of DAC by $247 million, decreased policy charges and fee income by $88 million, increased the fair value of our GMIB reinsurance asset by $1.5 billion and decreased the fair value of the GMIB NLG liability by $447 million. This resulted in an increase in Income (loss) from operations, before income taxes of $1.7 billion and increased Net income by approximately $1.1 billion.

   In 2016, the Company made several assumption updates and model changes including the following (1) updated the premium funding assumption used in setting variable life policyholder benefit reserves; (2) made changes in the model used in calculating premium loads, which increased interest sensitive life policyholder benefit reserves; (3) updated its mortality assumption for certain variable interest-sensitive life ("VISL") as a result of favorable mortality experience for some of its older products and unfavorable mortality experience on some of its newer products and (4) updated the General Account spread and yield assumptions for certain VISL products to reflect lower expected investment yields. The net impact of assumption updates and model changes in 2016 decreased Policyholders' benefits by $135 million, increased the amortization of DAC by $193 million, increased policy charges and fee income by $35 million, decreased Income (loss) from operations, before income taxes by $23 million and decreased Net income by approximately $15 million.

   In 2015 the Company announced it would raise cost of insurance ("COI") rates for certain UL policies issued between 2004 and 2007, which have both issue ages 70 and above and a current face value amount of $1 million and above, effective in 2016. The Company raised the COI rates for these policies as management expects future mortality and investment experience to be less favorable than what was anticipated when the original schedule of COI rates was established. This COI rate increase was larger than the increase previously anticipated in management's reserve assumptions. As a result, management updated the assumption to reflect the actual COI rate increase, resulting in a $71 million and $46 million increase in Income (loss) from operations, before income taxes and Net income, respectively, in 2015.

   In 2015, expectations of long-term lapse and partial withdrawal rates for variable annuities with GMDB and GMIB guarantees were lowered based on emerging experience. This update increased expected future claim costs and the fair value of the GMIB reinsurance contract asset. Also in 2015, expectations of GMIB election rates were lowered for certain ages based on emerging experience. This decreased the expected future GMIB claim cost and the fair value of the GMIB reinsurance contract asset, while increasing the expected future GMDB claim cost. The impact of these assumption updates in 2015 were a net decrease in the fair value of the GMIB reinsurance contract asset of $746 million, and increase in the fair value of the GMIBNLG liability of $786 million, a decrease in the GMDB/GMIB reserves of $864 million and a decrease in the amortization of DAC of $32 million. In 2015, this assumption update decreased Income (loss) from operations, before income taxes and Net income by approximately $636 million and $413 million, respectively.

   In 2015, based upon management's then current expectations of interest rates and future fund growth, the Company updated its reversion to the mean ("RTM") assumption used to calculate GMDB/GMIB and VISL reserves and amortization DAC from 9.0% to 7.0%. The impact of this assumption update in 2015 was an increase in GMIB/GMDB reserves of $570 million, an increase in VISL reserves of $29 million and decrease in amortization of DAC of $73 million. In 2015, this assumption update decreased Income (loss) from operations, before income taxes and Net income by approximately $527 million and $342 million, respectively.

   In 2015, expectations of long-term lapse rates for certain Accumulator(R) products at certain durations and moneyness levels were lowered based on emerging experience. This update increased expected future claim costs and the fair value of the GMIB reinsurance contract asset. The impact of this assumption update in 2015 was an increase in the fair value of the GMIB reinsurance contract asset of $216 million, an increase in the fair value of the GMIBNLG liability of $101 million, an increase in the GMIB reserves of $53 million and a decrease in the amortization of DAC of $12 million. In 2015, this assumption update increased Income (loss) from operations, before income taxes and Net income by approximately $74 million and $48 million, respectively.

   In 2015, the Company launched a lump sum payment option to certain contract holders with GMIB and GWBL benefits at the time their AAV falls to zero. As a result, the Company updated its future reserve assumptions to incorporate the expectation that some policyholders will utilize this option. The impact of this assumption update in 2015 resulted in a decrease in the fair value of the GMIB reinsurance contract asset of $263 million, a decrease in the fair value of the GMIBNLG liability of $320 million and a decrease in the GMIB reserves of $47 million. In 2015, this assumption update increased Income (loss) from operations, before income taxes and Net income by approximately $103 million and $67 million, respectively.

   Restatement and Revision of Prior Period Financial Statements

   Management identified errors in its previously issued financial statements related primarily to the calculation of policyholders' benefit reserves and the calculation of DAC amortization for certain variable and interest sensitive life products. Based on quantitative and qualitative factors, management determined that the impact of the errors was material to the consolidated financial statements and financial statement schedules as of and for the year ended December 31, 2016, which therefore are restated herein and discussed below. The impact of these errors to the consolidated financial statements for the year ended December 31, 2015 was not considered to be material either individually or in the aggregate. In order to improve the consistency and comparability of the financial statements, management voluntarily revised the consolidated statements of income (loss), statements of comprehensive income (loss), statements of equity and statements of cash flows for the year ended December 31, 2015 to include the revisions discussed herein.

                                                            DECEMBER 31, 2016
                                              ----------------------------------------------
                                               AS PREVIOUSLY      IMPACT OF
                                                 REPORTED      ADJUSTMENTS/(1)/ AS RESTATED
                                              ---------------- ---------------  ------------
                                                              (IN MILLIONS)
ASSETS:
  Deferred policy acquisition costs.......... $          4,852 $           206  $      5,058
  Guaranteed minimum income benefit
   reinsurance asset, at fair value..........           10,316              (2)       10,314
                                                               ---------------
   Total assets..............................          204,352             204       204,556
                                                               ---------------
LIABILITIES:
  Future policyholders' benefits and other
   policyholders' liabilities................           28,939             (38)       28,901
  Current and deferred taxes.................            2,751              83         2,834
                                                               ---------------
   Total liabilities.........................          189,504              45       189,549
                                                               ---------------

                                                          DECEMBER 31, 2016
                                              ------------------------------------------
                                              AS PREVIOUSLY     IMPACT OF
                                                REPORTED     ADJUSTMENTS/(1)/ AS RESTATED
                                              -------------- ---------------  -----------
                                                            (IN MILLIONS)
EQUITY:
  Retained earnings.......................... $        6,005 $           145  $     6,150
  Accumulated other comprehensive income
   (loss)....................................              3              14           17
                                                             ---------------
  Total equity attributable to AXA Equitable.         11,349             159       11,508
                                                             ---------------
  Total equity...............................         14,445             159       14,604
                                                             ---------------
Total liabilities, redeemable controlling
  interest and equity........................ $      204,352 $           204  $   204,556
                                                             ===============

  /(1)/In the Form 8-K filed on December 21, 2017, the Company reported in
       Exhibit 99.1 to reflect a change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Form 8-K, the Company identified certain additional errors that were material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being restated, and thus these figures differ from what was reported in the Form 8-K.

                                                    AS PREVIOUSLY         IMPACT OF         AS        AS
                                                      REPORTED        ADJUSTMENTS /(1)/  RESTATED   REVISED
                                                --------------------  ----------------  ---------  ---------
                                                     YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                    DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                                --------------------  ----------------  --------------------
                                                   2016       2015      2016     2015      2016      2015
                                                ---------  ---------  -------  -------  ---------  ---------
                                                                        (IN MILLIONS)
STATEMENTS OF INCOME (LOSS):
  REVENUES:
   Premiums....................................       854        828       26       24        880        852
   Net derivative gains (losses)...............    (1,163)    (1,075)     (48)     (86)    (1,211)    (1,161)
                                                                      -------  -------
       Total revenues..........................     9,160      9,023      (22)     (62)     9,138      8,961
                                                                      -------  -------
  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits.....................     2,745      2,457       26       17      2,771      2,474
   Interest credited to policyholder's
     account balances..........................     1,079        973      (50)     (86)     1,029        887
   Amortization of deferred policy
     acquisition costs, net....................       287       (254)    (235)      11         52       (243)
                                                                      -------  -------
       Total benefits and other deductions.....     8,775      7,981     (259)     (58)     8,516      7,923
                                                                      -------  -------
  Income (loss) from operations, before
   income taxes................................       385      1,042      237       (4)       622      1,038
  Income tax (expense) benefit.................       168         23      (84)      (1)        84         22
                                                                      -------  -------
  Net income (loss)............................       553      1,065      153       (5)       706      1,060
                                                                      -------  -------
  Net income (loss) attributable to AXA
   Equitable................................... $      57  $     667  $   153  $    (5) $     210  $     662
                                                                      =======  =======
STATEMENTS OF COMPREHENSIVE INCOME (LOSS):
Net income (loss).............................. $     553  $   1,065  $   153  $    (5) $     706  $   1,060
Change in unrealized gains (losses), net of
  reclassification adjustment..................      (208)      (828)      14       (4)      (194)      (832)
                                                                      -------  -------
  Total other comprehensive income (loss),
   net of income taxes.........................      (229)      (857)      14       (4)      (215)      (861)
                                                                      -------  -------
Comprehensive income (loss)....................       324        208      167       (9)       491        199
                                                                      -------  -------
  Comprehensive income (loss) attributable
   to AXA Equitable............................ $    (155) $    (175) $   167  $    (9) $      12  $    (184)
                                                                      =======  =======

  /(1)/In the Form 8-K filed on December 21, 2017, the Company reported in
       Exhibit 99.1 to reflect a change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Form 8-K, the Company identified certain additional errors that were material to the previously disclosed financial information for the year ended
       December 31, 2016 that impact the pre-change in accounting principle financial information that is being restated and identified certain additional errors that were not material to the previously disclosed financial information for the year ended December 31, 2015, and thus these figures differ from what was reported in the Form 8-K.

                                                     AS PREVIOUSLY                                     AS         AS
                                                       REPORTED         IMPACT OF ADJUSTMENTS/(1)/  RESTATED    REVISED
                                                ----------------------  -------------------------  ---------   ---------
                                                YEAR ENDED DECEMBER 31,  YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,
                                                ----------------------- -------------------------  -----------------------
                                                    2016        2015        2016          2015        2016       2015
                                                -----------  ---------  ------------  -----------  ---------   ---------
                                                                             (IN MILLIONS)
STATEMENTS OF EQUITY:
  Retained earnings, beginning of year......... $     6,998  $   7,243  $         (8) $        (3) $   6,990   $   7,240
  Net income (loss) attributable to AXA
   Equitable...................................          57        667           153           (5)       210         662
                                                                        ------------  -----------
  Retained earnings, end of period.............       6,005      6,998           145           (8)     6,150       6,990
                                                                        ------------  -----------
  Accumulated other comprehensive income
   (loss), beginning of year...................         215        285            --            4        215         289
  Other comprehensive income (loss)............        (212)      (842)           14           (4)      (198)       (846)
                                                                        ------------  -----------
  Accumulated other comprehensive income
   (loss), end of year.........................           3        215            14           --         17         215
                                                                        ------------  -----------
   Total AXA Equitable's equity, end of
     period....................................      11,349     12,536           159           (8)    11,508      12,528
                                                                        ------------  -----------
     TOTAL EQUITY, END OF PERIOD............... $    14,445  $  15,595  $        159  $        (8) $  14,604   $  15,587
                                                                        ============  ===========
STATEMENTS OF CASH FLOWS:
  CASH FLOW FROM OPERATING ACTIVITIES:
   Net income (loss)........................... $       553  $   1,065  $        153  $        (5) $     706   $   1,060
   Interest credited to policyholders'
     account balances..........................       1,079        973           (50)         (86)     1,029         887
   Net derivative (gains) loss.................       1,163      1,075            48           86      1,211       1,161
   Changes in:
   Deferred policy acquisition costs...........         287       (254)         (235)          11         52        (243)
   Current and deferred income taxes...........        (826)        49            84            1       (742)         50
   Other.......................................        (161)       (92)           --           (7)      (161)        (99)
                                                                        ------------  -----------
Net cash provided by (used in) operating
  activities................................... $      (461) $    (324) $         --  $        --  $    (461)  $    (324)
                                                                        ============  ===========

  /(1)/In the Form 8-K filed on December 21, 2017, the Company reported in
       Exhibit 99.1 to reflect a change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Form 8-K, the Company identified certain additional errors that were material to the previously disclosed financial information as of and for the year ended December 31, 2016 that impact the pre-change in accounting principle financial information that is being restated and identified certain additional errors that were not material to the previously disclosed financial information as of and for the year ended December 31, 2015, and thus these figures differ from what was reported in the Form 8-K.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                            GROSS        GROSS
                                               AMORTIZED  UNREALIZED  UNREALIZED                 OTTI
                                                 COST       GAINS       LOSSES     FAIR VALUE IN AOCI/(3)/
                                              ----------- ---------- ------------- ---------- -----------
                                                                     (IN MILLIONS)
DECEMBER 31, 2017
-----------------
Fixed Maturity Securities:
  Public corporate........................... $    13,645  $     725 $          25 $   14,345  $       --
  Private corporate..........................       6,951        217            31      7,137          --
  U.S. Treasury, government and agency.......      12,644        676           185     13,135          --
  States and political subdivisions..........         414         67            --        481          --
  Foreign governments........................         387         27             5        409          --
  Commercial mortgage-backed.................          --         --            --         --          --
   Residential mortgage-backed/(1)/..........         236         15            --        251          --
   Asset-backed/(2)/.........................          93          3            --         96           2
  Redeemable preferred stock.................         461         44             1        504          --
                                              -----------  --------- ------------- ----------  ----------
     Total Fixed Maturities..................      34,831      1,774           247     36,358           2
Equity securities............................         157         --            --        157          --
                                              -----------  --------- ------------- ----------  ----------
Total at December 31, 2017................... $    34,988  $   1,774 $         247 $   36,515  $        2
                                              ===========  ========= ============= ==========  ==========

December 31, 2016:
------------------
Fixed Maturity Securities:
  Public corporate........................... $    12,418  $     675 $          81 $   13,012  $       --
  Private corporate..........................       6,880        215            55      7,040          --
  U.S. Treasury, government and agency.......      10,739        221           624     10,336          --
  States and political subdivisions..........         432         63             2        493          --
  Foreign governments........................         375         29            14        390          --
  Commercial mortgage-backed.................         415         28            72        371           7
   Residential mortgage-backed/(1)/..........         294         20            --        314          --
   Asset-backed/(2)/.........................          51         10             1         60           3
  Redeemable preferred stock.................         519         45            10        554          --
                                              -----------  --------- ------------- ----------  ----------
     Total Fixed Maturities..................      32,123      1,306           859     32,570          10
Equity securities............................         113         --            --        113          --
                                              -----------  --------- ------------- ----------  ----------
Total at December 31, 2016................... $    32,236  $   1,306 $         859 $   32,683  $       10
                                              ===========  ========= ============= ==========  ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
  /(3)/Amounts represent OTTI losses in AOCI, which were not included in income
       (loss) in accordance with current accounting guidance.

   The contractual maturities of AFS fixed maturities at December 31, 2017 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2017

                                               AMORTIZED
                                                 COST      FAIR VALUE
                                              ------------ ----------
                                                   (in millions)
Due in one year or less...................... $      1,339 $    1,352
Due in years two through five................        7,773      8,035
Due in years six through ten.................        9,889     10,136
Due after ten years..........................       15,040     15,984
                                              ------------ ----------
   Subtotal..................................       34,041     35,507
Commercial mortgage-backed securities........           --         --
Residential mortgage-backed securities.......          236        251
Asset-backed securities......................           93         96
Redeemable preferred stocks..................          461        504
                                              ------------ ----------
Total........................................ $     34,831 $   36,358
                                              ============ ==========

   The following table shows proceeds from sales, gross gains (losses) from sales and OTTI for AFS fixed maturities during 2017, 2016 and 2015:

                                                      DECEMBER 31,
                                              ----------------------------
                                                 2017       2016     2015
                                              ----------  --------  ------
                                                      (IN MILLIONS)
Proceeds from sales.......................... $    7,232  $  4,324  $  979
                                              ==========  ========  ======
Gross gains on sales......................... $       98  $    111  $   33
                                              ==========  ========  ======
Gross losses on sales........................ $     (211) $    (58) $   (8)
                                              ==========  ========  ======
Total OTTI................................... $      (13) $    (65) $  (41)
Non-credit losses recognized in OCI..........         --        --      --
                                              ----------  --------  ------
Credit losses recognized in net income (loss) $      (13) $    (65) $  (41)
                                              ==========  ========  ======

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts:

                  FIXED MATURITIES -- CREDIT LOSS IMPAIRMENTS

                                               2017   2016
                                              -----  -----
                                              (IN MILLIONS)
Balances at January 1,....................... $(190) $(198)
Previously recognized impairments on
  securities that matured, paid, prepaid or
  sold.......................................   193     73
Recognized impairments on securities
  impaired to fair value this period/(1)/....    --    (17)
Impairments recognized this period on
  securities not previously impaired.........   (13)   (46)
Additional impairments this period on
  securities previously impaired.............    --     (2)
Increases due to passage of time on
  previously recorded credit losses..........    --     --
Accretion of previously recognized
  impairments due to increases in expected
  cash flows.................................    --     --
                                              -----  -----
Balances at December 31,..................... $ (10) $(190)
                                              =====  =====

  /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                                 DECEMBER 31,
                                               ----------------
                                                 2017    2016
                                               -------- -------
                                                (IN MILLIONS)
AFS Securities:
  Fixed maturities:
   With OTTI loss............................. $      1 $    19
   All other..................................    1,526     428
  Equity securities...........................       --      --
                                               -------- -------
Net Unrealized Gains (Losses)................. $  1,527 $   447
                                               ======== =======

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net income (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                   AOCI GAIN
                                                                                                     (LOSS)
                                              NET UNREALIZED                         DEFERRED      RELATED TO
                                                   GAIN                               INCOME     NET UNREALIZED
                                               (LOSSES) ON           POLICYHOLDERS   TAX ASSET     INVESTMENT
                                               INVESTMENTS     DAC    LIABILITIES   (LIABILITY)  GAINS (LOSSES)
                                              --------------  -----  -------------  -----------  --------------
                                                                        (IN MILLIONS)
BALANCE, JANUARY 1, 2017                      $           19  $  (1)  $        (10)   $      (3)  $           5
Net investment gains (losses) arising during
  the period.................................            (18)    --             --           --             (18)
Reclassification adjustment for OTTI losses:
   Included in Net income (loss).............             --     --             --           --              --
   Excluded from Net income (loss)/(1)/......             --     --             --           --              --
Impact of net unrealized investment gains
  (losses) on:...............................
   DAC.......................................             --      2             --           --               2
   Deferred income taxes.....................             --     --             --           (2)             (2)
   Policyholders liabilities.................             --     --              9           --               9
                                              --------------  -----   ------------    ---------   -------------
BALANCE, DECEMBER 31, 2017................... $            1  $   1   $         (1)   $      (5)  $          (4)
                                              ==============  =====   ============    =========   =============

BALANCE, JANUARY 1, 2016..................... $           16  $  --   $         (4)   $      (5)  $           7
Net investment gains (losses) arising during
  the period.................................             (6)    --             --           --              (6)
Reclassification adjustment for OTTI losses:
   Included in Net income (loss).............              9     --             --           --               9
   Excluded from Net income (loss)/(1)/......             --     --             --           --              --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................             --     (1)            --           --              (1)
   Deferred income taxes.....................             --     --             --            2               2
   Policyholders liabilities.................             --     --             (6)          --              (6)
                                              --------------  -----   ------------    ---------   -------------
BALANCE, DECEMBER 31, 2016................... $           19  $  (1)  $        (10)   $      (3)  $           5
                                              ==============  =====   ============    =========   =============

  /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in income (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                   NET                                           AOCI GAIN (LOSS)
                                               UNREALIZED                            DEFERRED       RELATED TO
                                                  GAINS                               INCOME      NET UNREALIZED
                                               (LOSSES) ON           POLICYHOLDERS   TAX ASSET      INVESTMENT
                                               INVESTMENTS     DAC    LIABILITIES   (LIABILITY)   GAINS (LOSSES)
                                              -------------  ------  -------------  -----------  ----------------
                                                                         (IN MILLIONS)
BALANCE, JANUARY 1, 2017..................... $         428  $  (70)  $       (188)  $      (60)  $           110
Net investment gains (losses) arising during
  the period.................................         1,085      --             --           --             1,085
Reclassification adjustment for OTTI losses:
Included in Net income (loss)................            13      --             --           --                13
Excluded from Net income (loss)/(1)/.........            --      --             --           --                --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................            --    (245)            --           --              (245)
   Deferred income taxes.....................            --      --             --         (240)             (240)
   Policyholders liabilities.................            --      --            (44)          --               (44)
                                              -------------  ------   ------------   ----------   ---------------
BALANCE, DECEMBER 31, 2017................... $       1,526  $ (315)  $       (232)  $     (300)  $           679
                                              =============  ======   ============   ==========   ===============

BALANCE, JANUARY 1, 2016..................... $         674  $  (93)  $       (221)  $     (126)  $           234
Net investment gains (losses) arising during
  the period.................................          (240)     --             --           --              (240)
Reclassification adjustment for OTTI losses:
   Included in Net income (loss).............            (6)     --             --           --                (6)
   Excluded from Net income (loss)/(1)/......            --      --             --           --                --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................            --      23             --           --                23
   Deferred income taxes.....................            --      --             --           66                66
   Policyholders liabilities.................            --      --             33           --                33
                                              -------------  ------   ------------   ----------   ---------------
BALANCE, DECEMBER 31, 2016................... $         428  $  (70)  $       (188)  $      (60)  $           110
                                              =============  ======   ============   ==========   ===============

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in income (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 620 issues at December 31, 2017 and the 794 issues at December 31, 2016 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                               LESS THAN 12 MONTHS   12 MONTHS OR LONGER          TOTAL
                                              --------------------- --------------------- ---------------------
                                                           GROSS                 GROSS                 GROSS
                                                         UNREALIZED            UNREALIZED            UNREALIZED
                                              FAIR VALUE   LOSSES   FAIR VALUE   LOSSES   FAIR VALUE   LOSSES
                                              ---------- ---------- ---------- ---------- ---------- ----------
                                                                        (IN MILLIONS)
DECEMBER 31, 2017:
------------------
Fixed Maturity Securities:
  Public corporate...........................  $   1,384  $       9 $      548 $       16 $    1,932  $      25
  Private corporate..........................        718          8        615         23      1,333         31
  U.S. Treasury, government and agency.......      2,150          6      3,005        179      5,155        185
  States and political subdivisions..........         20         --         --         --         20         --
  Foreign governments........................         11         --         73          5         84          5
  Commercial mortgage- backed................         --         --         --         --         --         --
  Residential mortgage- backed...............         18         --         --         --         18         --
  Asset-backed...............................          7         --          2         --          9         --
  Redeemable preferred stock.................          7         --         12          1         19          1
                                               ---------  --------- ---------- ---------- ----------  ---------

Total........................................  $   4,315  $      23 $    4,255 $      224 $    8,570  $     247
                                               =========  ========= ========== ========== ==========  =========
December 31, 2016:
------------------
Fixed Maturity Securities:
  Public corporate...........................  $   2,455  $      75 $      113 $        6 $    2,568  $      81
  Private corporate..........................      1,483         38        277         17      1,760         55
  U.S. Treasury, government and agency.......      5,356        624         --         --      5,356        624
  States and political subdivisions..........         --         --         18          2         18          2
  Foreign governments........................         73          3         49         11        122         14
  Commercial mortgage- backed................         66          5        171         67        237         72
  Residential mortgage- backed...............         47         --          4         --         51         --
  Asset-backed...............................          4         --          8          1         12          1
  Redeemable preferred stock.................        218          9         12          1        230         10
                                               ---------  --------- ---------- ---------- ----------  ---------

Total........................................  $   9,702  $     754 $      652 $      105 $   10,354  $     859
                                               =========  ========= ========== ========== ==========  =========

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of the Company, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.8% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2017 and 2016 were $182 million and $169 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2017 and 2016, respectively, approximately $1,309 million and $1,574 million, or 3.8% and 4.9%, of the $34,831 million and $32,123 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $5 million and $28 million at December 31, 2017 and 2016, respectively. At December 31, 2017 and 2016, respectively, the $224 million and $105 million of gross unrealized losses of twelve months or more were concentrated in U.S. Treasury, corporate and commercial mortgage-backed securities. In accordance with the policy described in Note 2, the Company concluded that an adjustment to income for OTTI for these securities was not warranted at either December 31, 2017 or 2016. As of December 31, 2017, the Company did not intend to sell the securities nor will it likely be required to dispose of the securities before the anticipated recovery of their remaining amortized cost basis.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business.

   At December 31, 2017, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $3 million.

   At December 31, 2017 and 2016, respectively, the fair value of the Company's trading account securities was $12,628 million and $9,134 million. Also at December 31, 2017 and 2016, respectively, Trading account securities included the General Account's investment in Separate Accounts which had carrying values of $49 million and $63 million.

   MORTGAGE LOANS

   The payment terms of mortgage loans may from time to time be restructured or modified.

   Troubled Debt Restructuring

   The investment in troubled debt restructured mortgage loans, based on amortized cost, amounted to $0 million and $15 million at December 31, 2017 and 2016, respectively. Gross interest income on these loans included in net investment income (loss) totaled $0 million, $0 million and $1 million in 2017, 2016 and 2015, respectively.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2017, 2016 and 2015 are as follows:

                                              COMMERCIAL MORTGAGE LOANS
                                              -----------------------
                                              2017      2016      2015
                                              -----  ----------  -----
                                                   (IN MILLIONS)
ALLOWANCE FOR CREDIT LOSSES:
Beginning Balance, January 1,................ $   8  $        6  $  37
   Charge-offs...............................    --          --    (32)
   Recoveries................................    --          (2)    (1)
   Provision.................................    --           4      2
                                              -----  ----------  -----
Ending Balance, December 31,................. $   8  $        8  $   6
                                              =====  ==========  =====
   Individually Evaluated for Impairment..... $   8  $        8  $   6
                                              =====  ==========  =====

   There were no allowances for credit losses for agricultural mortgage loans in 2017, 2016 and 2015.

   The following tables provide information relating to the loan-to-value and debt service coverage ratios for commercial and agricultural mortgage loans at December 31, 2017 and 2016, respectively. The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2017

                                                       DEBT SERVICE COVERAGE RATIO/(1)/
                                              --------------------------------------------------
                                                                                          LESS    TOTAL
                                               GREATER  1.8X TO 1.5X TO 1.2X TO 1.0X TO   THAN   MORTGAGE
                                              THAN 2.0X  2.0X    1.8X    1.5X    1.2X     1.0X    LOANS
LOAN-TO-VALUE RATIO:/(2)/                     --------- ------- ------- ------- ------- -------- ---------
                                                                     (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/(1)/
0% - 50%.....................................  $    742  $   -- $   320 $    74  $   -- $     -- $   1,136
50% - 70%....................................     4,088     682   1,066     428     145       --     6,409
70% - 90%....................................       169     110     196     272      50       --       797
90% plus.....................................        --      --      27      --      --       --        27
                                               --------  ------ ------- -------  ------ -------- ---------

Total Commercial Mortgage Loans..............  $  4,999  $  792 $ 1,609 $   774  $  195 $     -- $   8,369
                                               ========  ====== ======= =======  ====== ======== =========
AGRICULTURAL MORTGAGE LOANS/(1)/
0% - 50%.....................................  $    272  $  149 $   275 $   515  $  316 $     30 $   1,557
50% - 70%....................................       111      46     227     359     221       49     1,013
70% - 90%....................................        --      --      --       4      --       --         4
90% plus.....................................        --      --      --      --      --       --        --
                                               --------  ------ ------- -------  ------ -------- ---------

Total Agricultural Mortgage Loans............  $    383  $  195 $   502 $   878  $  537 $     79 $   2,574
                                               ========  ====== ======= =======  ====== ======== =========
TOTAL MORTGAGE LOANS/(1)/
0% - 50%.....................................  $  1,014  $  149 $   595 $   589  $  316 $     30 $   2,693
50% - 70%....................................     4,199     728   1,293     787     366       49     7,422
70% - 90%....................................       169     110     196     276      50       --       801
90% plus.....................................        --      --      27      --      --       --        27
                                               --------  ------ ------- -------  ------ -------- ---------

Total Mortgage Loans.........................  $  5,382  $  987 $ 2,111 $ 1,652  $  732 $     79 $  10,943
                                               ========  ====== ======= =======  ====== ======== =========

  /(1)/The debt service coverage ratio is calculated using the most recently reported operating income results from property operations divided by annual debt service.
   /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

       Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
                               December 31, 2016

                                                      Debt Service Coverage Ratio/(1)/
                                              ------------------------------------------------
                                                                                         Less   Total
                                               Greater  1.8x to 1.5x to 1.2x to  1.0x to than  Mortgage
                                              than 2.0x  2.0x    1.8x    1.5x     1.2x   1.0x   Loans
Loan-to-Value Ratio:/(2)/                     --------- ------- ------- -------- ------- ----- --------
                                                                    (in millions)
Commercial Mortgage Loans/(1)/
0% - 50%.....................................  $    738  $   95  $   59 $     56  $   -- $  -- $    948
50% - 70%....................................     3,217     430     673    1,100      76    --    5,496
70% - 90%....................................       282      65     229      127      28    46      777
90% plus.....................................        --      --      28       15      --    --       43
                                               --------  ------  ------ --------  ------ ----- --------

Total Commercial Mortgage Loans..............  $  4,237  $  590  $  989 $  1,298  $  104 $  46 $  7,264
                                               ========  ======  ====== ========  ====== ===== ========

                                                       Debt Service Coverage Ratio/(1)/
                                              --------------------------------------------------
                                                                                           Less   Total
                                               Greater  1.8x to 1.5x to  1.2x to  1.0x to  than  Mortgage
                                              than 2.0x  2.0x    1.8x     1.5x     1.2x    1.0x   Loans
Loan-to-Value Ratio:/(2)/                     --------- ------- -------- -------- ------- ------ --------
                                                                     (in millions)
Agricultural Mortgage Loans/(1)/
0% - 50%.....................................  $    254  $  138 $    296 $    468  $  286 $   49 $  1,491
50% - 70%....................................       141      57      209      333     219     45    1,004
70% - 90%....................................        --      --        2        4      --     --        6
90% plus.....................................        --      --       --       --      --     --       --
                                               --------  ------ -------- --------  ------ ------ --------

Total Agricultural Mortgage Loans............  $    395  $  195 $    507 $    805  $  505 $   94 $  2,501
                                               ========  ====== ======== ========  ====== ====== ========

Total Mortgage Loans/(1)/
0% - 50%.....................................  $    992  $  233 $    355 $    524  $  286 $   49 $  2,439
50% - 70%....................................     3,358     487      882    1,433     295     45    6,500
70% - 90%....................................       282      65      231      131      28     46      783
90% plus.....................................        --      --       28       15      --     --       43
                                               --------  ------ -------- --------  ------ ------ --------

Total Mortgage Loans.........................  $  4,632  $  785 $  1,496 $  2,103  $  609 $  140 $  9,765
                                               ========  ====== ======== ========  ====== ====== ========

  /(1)/The debt service coverage ratio is calculated using the most recently reported operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2017 and 2016, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOAN

                                                                                                    RECORDED
                                                                                                   INVESTMENT
                                                                                  TOTAL     90 DAYS OR (GREATER THAN)
                               30-59 60-89      90 DAYS                         FINANCING              AND
                               DAYS  DAYS  OR (GREATER THAN) TOTAL   CURRENT   RECEIVABLES          ACCRUING
                               ----- ----- ----------------- ------ --------- ------------- -------------------------
                                                                   (IN MILLIONS)
DECEMBER 31, 2017:
------------------

  Commercial.................. $  27 $  --             $  -- $   27 $   8,342 $       8,369               $        --
  Agricultural................    49     3                22     74     2,500         2,574                        22
                               ----- -----             ----- ------ --------- -------------               -----------
TOTAL MORTGAGE LOANS.......... $  76 $   3             $  22 $  101 $  10,842 $      10,943               $        22
                               ===== =====             ===== ====== ========= =============               ===========

December 31, 2016:
------------------

  Commercial.................. $  -- $  --             $  -- $   -- $   7,264 $       7,264               $        --
  Agricultural................     9     2                 6     17     2,484         2,501                         6
                               ----- -----             ----- ------ --------- -------------               -----------
Total Mortgage Loans.......... $   9 $   2             $   6 $   17 $   9,748 $       9,765               $         6
                               ===== =====             ===== ====== ========= =============               ===========

   The following table provides information relating to impaired mortgage loans at December 31, 2017 and 2016, respectively.

                            IMPAIRED MORTGAGE LOANS

                                                          UNPAID                   AVERAGE        INTEREST
                                               RECORDED  PRINCIPAL    RELATED      RECORDED        INCOME
                                              INVESTMENT  BALANCE    ALLOWANCE  INVESTMENT/(1)/  RECOGNIZED
                                              ---------- ---------- ----------  --------------  ------------
                                                                      (IN MILLIONS)
DECEMBER 31, 2017:
------------------

With no related allowance recorded:
  Commercial mortgage loans -- other......... $       -- $       -- $       --      $       --  $         --
  Agricultural mortgage loans................         --         --         --              --            --
                                              ---------- ---------- ----------      ----------  ------------
TOTAL........................................ $       -- $       -- $       --      $       --  $         --
                                              ========== ========== ==========      ==========  ============
With related allowance recorded:
  Commercial mortgage loans -- other......... $       27 $       27 $       (8)     $       27  $          2
  Agricultural mortgage loans................         --         --         --              --            --
                                              ---------- ---------- ----------      ----------  ------------
TOTAL........................................ $       27 $       27 $       (8)     $       27  $          2
                                              ========== ========== ==========      ==========  ============

December 31, 2016:
------------------

With no related allowance recorded:
  Commercial mortgage loans -- other......... $       15 $       15 $       --      $       22  $         --
  Agricultural mortgage loans................         --         --         --              --            --
                                              ---------- ---------- ----------      ----------  ------------
Total........................................ $       15 $       15 $       --      $       22  $         --
                                              ========== ========== ==========      ==========  ============
With related allowance recorded:
  Commercial mortgage loans -- other......... $       27 $       27 $       (8)     $       48  $          2
  Agricultural mortgage loans................         --         --         --              --            --
                                              ---------- ---------- ----------      ----------  ------------
Total........................................ $       27 $       27 $       (8)     $       48  $          2
                                              ========== ========== ==========      ==========  ============

  /(1)/Represents a five-quarter average of recorded amortized cost.

   EQUITY METHOD INVESTMENTS

   Included in other equity investments are limited partnership interests accounted for under the equity method with a total carrying value of $1,106 million and $1,123 million, respectively, at December 31, 2017 and 2016. The Company's total equity in net income (loss) for these limited partnership interests was $156 million, $50 million and $67 million, respectively, for 2017, 2016 and 2015.

   DERIVATIVES AND OFFSETTING ASSETS AND LIABILITIES

   The Company uses derivatives as part of its overall asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a "Derivative Use Plan" approved by applicable states' insurance law. Derivatives are generally not accounted for using hedge accounting, with the exception of Treasury Inflation-Protected Securities ("TIPS"), which is discussed further below. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, fund performance, market volatility and interest rates. A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, bond and bond-index total return swaps, swaptions, variance swaps and equity options, credit and foreign exchange derivatives, as well as bond and repo transactions to support the hedging. The derivative contracts are collectively managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in capital markets.

   Derivatives utilized to hedge exposure to Variable Annuities with Guarantee Features

   The Company has issued and continues to offer variable annuity products with GMxB features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB, in the event of annuitization, being higher than what accumulated policyholders' account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with products that have a GMxB derivative features liability is that under-performance of the financial markets could result in the GMxB derivative features' benefits being higher than what accumulated policyholders' account balances would support.

   For GMxB features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual versus expected actuarial assumptions for mortality, lapse and surrender, withdrawal and policyholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMxB features that result from financial markets movements. A portion of exposure to realized equity volatility is hedged using equity options and variance swaps and a portion of exposure to credit risk is hedged using total return swaps on fixed income indices. Additionally, the Company is party to total return swaps for which the reference U.S. Treasury securities are contemporaneously purchased from the market and sold to the swap counterparty. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. The Company has also purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   The Company implemented an overlay hedge program to ensure a target asset level for all variable annuities at a CTE98 level under most scenarios, and at a CTE95 level in extreme scenarios.

   Derivatives utilized to hedge crediting rate exposure on SCS, SIO, MSO and IUL products/investment options

   The Company hedges crediting rates in the Structured Capital Strategies ("SCS") variable annuity, Structured Investment Option in the EQUI-VEST variable annuity series ("SIO"), Market Stabilizer Option ("MSO") in the variable life insurance products and Indexed Universal Life ("IUL") insurance products. These products permit the contract owner to participate in the performance of an index, ETF or commodity price movement up to a cap for a set period of time. They also contain a protection feature, in which the Company will absorb, up to a certain percentage, the loss of value in an index, ETF or commodity price, which varies by product segment.

   In order to support the returns associated with these features, the Company enters into derivative contracts whose payouts, in combination with fixed income investments, emulate those of the index, ETF or commodity price, subject to caps and buffers without any basis risk due to market exposures, thereby substantially reducing any exposure to market-related earnings volatility.

   Derivatives utilized for General Account Investment Portfolio

   The Company maintains a strategy in its General Account investment portfolio to replicate the credit exposure of fixed maturity securities otherwise permissible for investment under its investment guidelines through the sale of credit default swaps ("CDSs"). Under the terms of these swaps, the Company receives quarterly fixed premiums that, together with any initial amount paid or received at trade inception, replicate the credit spread otherwise currently obtainable by purchasing the referenced entity's bonds of similar maturity. These credit derivatives generally have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net investment income (loss). The Company manages its credit exposure taking into consideration both cash and derivatives based positions and selects the reference entities in its replicated credit exposures in a manner consistent with its selection of fixed maturities. In addition, the Company generally transacts the sale of CDSs in single name reference entities of investment grade credit quality and with counterparties subject to collateral posting requirements. If there is an event of default by the reference entity or other such credit event as defined under the terms of the swap contract, the Company is obligated to perform under the credit derivative and, at the counterparty's option, either pay the referenced amount of the contract less an auction-determined recovery amount or pay the referenced amount of the contract and receive in return the defaulted or similar security of the reference entity for recovery by sale at the contract settlement auction. To date, there have been no events of default or circumstances indicative of a deterioration in the credit quality of the named referenced entities to require or suggest that the Company will have to perform under these CDSs. The maximum potential amount of future payments the Company could be required to make under these credit derivatives is limited to the par value of the referenced securities which is the dollar or euro-equivalent of the derivative notional amount. The Standard North American CDS Contract ("SNAC") or Standard European Corporate Contract ("STEC") under which the Company executes these CDS sales transactions does not contain recourse provisions for recovery of amounts paid under the credit derivative.

   The Company purchased 30-year TIPS and other sovereign bonds, both inflation linked and non-inflation linked, as General Account investments and enters into asset or cross-currency basis swaps, to result in payment of the given bond's coupons and principal at maturity in the bond's specified currency to the swap counterparty in return for fixed dollar amounts. These swaps, when considered in combination with the bonds, together result in a net position that is intended to replicate a dollar-denominated fixed-coupon cash bond with a yield higher than a term-equivalent U.S. Treasury bond. At
   December 31, 2017 and 2016, respectively, the Company's unrealized gains (losses) related to this program were $86 million and $(97) million and reported in AOCI.

   The Company implemented a strategy to hedge a portion of the credit exposure in its General Account investment portfolio by buying protection through a swap. These are swaps on the "super senior tranche" of the investment grade CDX index. Under the terms of these swaps, the Company pays quarterly fixed premiums that, together with any initial amount paid or received at trade inception, serve as premiums paid to hedge the risk arising from multiple defaults of bonds referenced in the CDX index. These credit derivatives have terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net derivative gains (losses).

   In 2016, the Company implemented a program to mitigate its duration gap using total return swaps for which the reference U.S. Treasury securities are sold to the swap counterparty under arrangements economically similar to repurchase agreements. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. Under this program, the Company derecognized approximately $3,905 million of U.S. Treasury securities for which the Company received proceeds of approximately $3,905 million at inception of the total return swap contract. Under the terms of these swaps, the Company retains ongoing exposure to the total returns of the underlying U.S. Treasury securities in exchange for a financing cost. At December 31, 2017, the aggregate fair value of U.S. Treasury securities derecognized under this program was approximately
   $3,796 million. Reported in Other invested assets in the Company's balance sheet at December 31, 2017 is approximately $(23) million, representing the fair value of the total return swap contracts.

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts required to be accounted for as derivative instruments:

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2017

                                                             FAIR VALUE
                                                       -----------------------
                                                                               GAINS (LOSSES)
                                              NOTIONAL    ASSET     LIABILITY   REPORTED IN
                                               AMOUNT  DERIVATIVES DERIVATIVES INCOME (LOSS)
                                              -------- ----------- ----------- --------------
                                                               (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/(1)/
  Futures.................................... $  3,113  $        1 $         3 $         (670)
  Swaps......................................    4,655           3         126           (848)
  Options....................................   20,630       3,334       1,426          1,203
Interest rate contracts:/(1)/
  Floors.....................................       --          --          --             --
  Swaps......................................   19,032         320         191            655
  Futures....................................   11,032          --          --            125
  Swaptions..................................       --          --          --             --
Credit contracts:/(1)/
  Credit default swaps.......................    2,131          35           3             19
Other freestanding contracts:/(1)/
  Foreign currency contracts.................    1,423          19          10            (39)
  Margin.....................................       --          24          --             --
  Collateral.................................       --           4       1,855             --

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts/(4)/..............       --      10,488          --             69
GMxB derivative features' liability/(2,4)/...       --          --       4,164          1,494
SCS, SIO, MSO and IUL indexed features/(3,4)/       --          --       1,698         (1,118)
                                              --------  ---------- ----------- --------------
Balances, December 31, 2017.................. $ 62,016  $   14,228 $     9,476 $          890
                                              ========  ========== =========== ==============

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(3)/SCS and SIO indexed features are reported in Policyholders' account balances; MSO and IUL indexed features are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(4)/Reported in Net derivative gains (losses) in the consolidated statements of income (loss).

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2016

                                                              Fair Value
                                                        -----------------------
                                                                                Gains (Losses)
                                              Notional     Asset     Liability   Reported In
                                               Amount   Derivatives Derivatives Income (Loss)
                                              --------- ----------- ----------- --------------
                                                                (in millions)
Freestanding derivatives:
Equity contracts:/(1)/
  Futures.................................... $   5,086  $        1  $        1  $        (826)
  Swaps......................................     3,529          13          67           (290)
  Options....................................    11,465       2,114       1,154            727
Interest rate contracts:/(1)/
  Floors.....................................     1,500          11          --              4
  Swaps......................................    18,933         246       1,163           (224)
  Futures....................................     6,926          --          --             --
  Swaptions..................................        --          --          --             87
Credit contracts:/(1)/
  Credit default swaps.......................     2,757          20          15             15
Other freestanding contracts:/(1)/
  Foreign currency contracts.................       730          52           6             45
  Margin.....................................        --         113           6             --
  Collateral.................................        --         713         748             --
Embedded derivatives:
GMIB reinsurance contracts/(4)/..............        --      10,314          --           (261)
GMxB derivative features' liability/(2,4)/...        --          --       5,319            140
SCS, SIO, MSO and IUL indexed features/(3,4)/        --          --         887           (628)
                                              ---------  ----------  ----------  -------------
Balances, December 31, 2016.................. $  50,926  $   13,597  $    9,366  $      (1,211)
                                              =========  ==========  ==========  =============

   /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(3)/SCS and SIO indexed features are reported in Policyholders' account balances; MSO and IUL indexed features are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.
   /(4)/Reported in Net derivative gains (losses) in the consolidated statements of income (loss).

   For 2017, 2016 and 2015, respectively, Net derivative gain (losses) from derivatives included $(1,156) million, $(4) million and $474 million of realized gains (losses) on contracts closed during those periods and $1,601 million, $(458) million and $(555) million of unrealized gains (losses) on derivative positions at each respective year end.

   EQUITY-BASED AND TREASURY FUTURES CONTRACTS MARGIN

   All outstanding equity-based and treasury futures contracts at December 31, 2017 are exchange-traded and net settled daily in cash. At December 31, 2017, the Company had open exchange-traded futures positions on: (i) the S&P 500, Russell 2000 and Emerging Market indices, having initial margin requirements of $97 million, (ii) the 2-year, 5-year and 10-year U.S. Treasury Notes on U.S. Treasury bonds and ultra-long bonds, having initial margin requirements of $10 million and (iii) the Euro Stoxx, FTSE 100, Topix, ASX 200 and European, Australasia, and Far East ("EAFE") indices as well as corresponding currency futures on the Euro/U.S. dollar, Pound/U.S. dollar, Australian dollar/U.S. dollar, and Yen/U.S. dollar, having initial margin requirements of $13 million.

   CREDIT RISK

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. A derivative with positive fair value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed at the reporting date. Alternatively, a derivative contract with negative fair value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed at the reporting date. To reduce credit exposures in Over-the-Counter ("OTC") derivative transactions the Company generally enters into master agreements that provide for a netting of financial exposures with the counterparty and allow for collateral arrangements as further described below under "ISDA Master Agreements." The Company further controls and minimizes its counterparty exposure through a credit appraisal and approval process.

   ISDA MASTER AGREEMENTS

   NETTING PROVISIONS. The standardized ISDA Master Agreement under which the Company conducts its OTC derivative transactions includes provisions for payment netting. In the normal course of business activities, if there is more than one derivative transaction with a single counterparty, the Company will set-off the cash flows of those derivatives into a single amount to be exchanged in settlement of the resulting net payable or receivable with that counterparty. In the event of default, insolvency, or other similar event pre-defined under the ISDA Master Agreement that would result in termination of OTC derivatives transactions before their maturity, netting procedures would be applied to calculate a single net payable or receivable with the counterparty.

   COLLATERAL ARRANGEMENTS. The Company generally has executed a CSA under the ISDA Master Agreement, it maintains with each of its OTC derivative counterparties that requires both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities, U.S. government and government agency securities and investment grade corporate bonds. These CSAs are bilateral agreements that require collateral postings by the party "out-of-the-money" or in a net derivative liability position. Various thresholds for the amount and timing of collateralization of net liability positions are applicable. Consequently, the credit exposure of the Company's OTC derivative contracts is limited to the net positive estimated fair value of those contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to CSAs. Derivatives are recognized at fair value in the consolidated balance sheets and are reported either as assets in Other invested assets or as liabilities in Other liabilities, except for embedded insurance-related derivatives as described above and derivatives transacted with a related counterparty. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed.

   At December 31, 2017 and 2016, respectively, the Company held $1,855 million and $755 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents. The aggregate fair value of all collateralized derivative transactions that were in a liability position with trade counterparties as of December 31, 2017 and 2016, respectively, were $2 million and $700 million, for which the Company posted collateral of $3 million and $820 million at December 31, 2017 and 2016, respectively, in the normal operation of its collateral arrangements. Certain of the Company's ISDA Master Agreements contain contingent provisions that permit the counterparty to terminate the ISDA Master Agreement if the Company's credit rating falls below a specified threshold, however, the occurrence of such credit event would not impose additional collateral requirements.

   MARGIN

   Effective January 3, 2017, the CME amended its rulebook, resulting in the characterization of variation margin transfers as settlement payments, as opposed to adjustments to collateral. These amendments impacted the accounting treatment of the Company's centrally cleared derivatives for which the CME serves as the central clearing party. As of the effective date, the application of the amended rulebook reduced gross derivative assets by $18 million.

   Securities Repurchase and Reverse Repurchase Transactions

   Securities repurchase and reverse repurchase transactions are conducted by the Company under a standardized securities industry master agreement, amended to suit the specificities of each respective counterparty. These agreements generally provide detail as to the nature of the transaction, including provisions for payment netting, establish parameters concerning the ownership and custody of the collateral securities, including the right to substitute collateral during the term of the agreement, and provide for remedies in the event of default by either party. Amounts due to/from the same counterparty under these arrangements generally would be netted in the event of default and subject to rights of set-off in bankruptcy. The Company's securities repurchase and reverse repurchase agreements are accounted for as secured borrowing or lending arrangements, respectively and are reported in the consolidated balance sheets on a gross basis. The Company obtains or posts collateral generally in the form of cash and U.S. Treasury, corporate and government agency securities. The fair value of the securities to be repurchased or resold are monitored on a daily basis with additional collateral posted or obtained as necessary. Securities to be repurchased or resold are the same, or substantially the same, as those initially transacted under the arrangement. At December 31, 2017 and 2016, the balance outstanding under securities repurchase transactions was $1,887 million and $1,996 million, respectively. The Company utilized these repurchase and reverse repurchase agreements for asset liability and cash management purposes. For other instruments used for asset liability management purposes, see "Policyholders' Account Balances and Future Policy Benefits" included in Note 2.

   The following table presents information about the Company's offsetting of financial assets and liabilities and derivative instruments at December 31, 2017.

   OFFSETTING OF FINANCIAL ASSETS AND LIABILITIES AND DERIVATIVE INSTRUMENTS
                             AT DECEMBER 31, 2017

                                                             GROSS
                                                GROSS       AMOUNTS       NET AMOUNTS
                                               AMOUNTS   OFFSET IN THE  PRESENTED IN THE
                                              RECOGNIZED BALANCE SHEETS  BALANCE SHEETS
                                              ---------- -------------- ----------------
                                                             (IN MILLIONS)
ASSETS/(1)/
Derivatives:
Equity contracts............................. $    3,339 $        1,555 $          1,784
Interest rate contracts......................        320            191              129
Credit contracts.............................         35              3               32
Currency.....................................         19             10                9
Collateral...................................          3          1,855           (1,852)
Margin.......................................         24             --               24
                                              ---------- -------------- ----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................      3,740          3,614              126
                                              ---------- -------------- ----------------
  Total Derivatives..........................      3,740          3,614              126
Other financial instruments..................      2,995             --            2,995
                                              ---------- -------------- ----------------
  Other invested assets...................... $    6,735 $        3,614 $          3,121
                                              ========== ============== ================
  Total Derivatives, not subject to an ISDA
   Master Agreement.......................... $       -- $           -- $             --
Securities purchased under agreement to
  resell..................................... $       --             -- $             --
                                              ========== ============== ================

                                                             GROSS
                                                GROSS       AMOUNTS       NET AMOUNTS
                                               AMOUNTS   OFFSET IN THE  PRESENTED IN THE
                                              RECOGNIZED BALANCE SHEETS  BALANCE SHEETS
                                              ---------- -------------- ----------------
                                                             (IN MILLIONS)
LIABILITIES/(2)/
Derivatives:
Equity contracts............................. $    1,555 $        1,555 $             --
Interest rate contracts......................        191            191               --
Credit contracts.............................          3              3               --
Currency.....................................         10             10               --
Margin.......................................         --             --               --
Collateral...................................      1,855          1,855               --
                                              ---------- -------------- ----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................      3,614          3,614               --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         --             --               --
                                              ---------- -------------- ----------------
  Total Derivatives..........................      3,614          3,614               --
Other non-financial liabilities..............      2,663             --            2,663
                                              ---------- -------------- ----------------
  Other liabilities.......................... $    6,277 $        3,614 $          2,663
                                              ========== ============== ================
Securities sold under agreement to
  repurchase/(3)/............................ $    1,882 $           -- $          1,882
                                              ========== ============== ================

  /(1)/Excludes Investment Management and Research segment's derivative assets of consolidated VIEs/VOEs.
  /(2)/Excludes Investment Management and Research segment's derivative liabilities of consolidated VIEs/VOEs.
  /(3)/Excludes expense of $5 million in securities sold under agreement to repurchase.

   The following table presents information about the Company's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2017:

         COLLATERAL AMOUNTS OFFSET IN THE CONSOLIDATED BALANCE SHEETS
                             AT DECEMBER 31, 2017

                                                               COLLATERAL (RECEIVED)/HELD
                                                               --------------------------
                                               FAIR VALUE OF     FINANCIAL                     NET
                                                  ASSETS        INSTRUMENTS       CASH       AMOUNTS
                                              ---------------- -------------  -----------  ----------
                                                                   (IN MILLIONS)
ASSETS/(1)/
  Total Derivatives.......................... $          1,954 $          --  $    (1,828) $      126
Other financial instruments..................            2,995            --           --       2,995
                                              ---------------- -------------  -----------  ----------
  OTHER INVESTED ASSETS...................... $          4,949 $          --  $    (1,828) $    3,121
                                              ================ =============  ===========  ==========
Liabilities:/(2)/
Other Derivatives............................ $             -- $          --  $        --  $       --
Other financial liabilities..................            2,663            --           --       2,663
                                              ---------------- -------------  -----------  ----------
OTHER LIABILITIES............................            2,663            --           --       2,663
                                              ================ =============  ===========  ==========
SECURITIES SOLD UNDER AGREEMENT TO
  REPURCHASE/(3)/............................ $          1,882 $      (1,988) $       (21) $     (127)
                                              ---------------- -------------  -----------  ----------

  /(1)/Excludes Investment Management and Research segment's derivative assets of consolidated VIEs/VOEs.
  /(2)/Excludes Investment Management and Research segment's derivative liabilities of consolidated VIEs/VOEs.
  /(3)/Excludes expense of $5 million in securities sold under agreement to repurchase.

   The following table presents information about repurchase agreements accounted for as secured borrowings in the consolidated balance sheets at December 31, 2017:

           REPURCHASE AGREEMENT ACCOUNTED FOR AS SECURED BORROWINGS

                                                                   AT DECEMBER 31, 2017
                                              --------------------------------------------------------------
                                                     REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                              --------------------------------------------------------------
                                              OVERNIGHT AND  UP TO 30       30-90     GREATER THAN
                                               CONTINUOUS      DAYS         DAYS        90 DAYS      TOTAL
                                              ------------- ----------- ------------- ------------- --------
                                                                      (IN MILLIONS)
SECURITIES SOLD UNDER AGREEMENT
  TO REPURCHASE/(1)/
  U.S. Treasury and agency securities........ $          -- $     1,882 $          -- $          -- $  1,882
                                              ------------- ----------- ------------- ------------- --------
Total........................................ $          -- $     1,882 $          -- $          -- $  1,882
                                              ============= =========== ============= ============= ========

  /(1)/Excludes expense of $5 million in securities sold under agreement to repurchase.

   The following table presents information about the Company's offsetting of financial assets and liabilities and derivative instruments at December 31, 2016:

   Offsetting of Financial Assets and Liabilities and Derivative Instruments
                             At December 31, 2016

                                                              Gross
                                                Gross        Amounts        Net Amounts
                                               Amounts    Offset in the   Presented in the
                                              Recognized  Balance Sheets   Balance Sheets
                                              ---------- ---------------- ----------------
                                                              (in millions)
ASSETS/(1)/
Derivatives:
Equity contracts............................. $    2,128 $          1,221 $            907
Interest rate contracts......................        246            1,163             (917)
Credit contracts.............................         20               15                5
Currency.....................................         52                6               46
Margin.......................................        113                6              107
Collateral...................................        713              748              (35)
                                              ---------- ---------------- ----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................      3,272            3,159              113
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         11               --               11
                                              ---------- ---------------- ----------------
  Total Derivatives..........................      3,283            3,159              124
Other financial instruments..................      2,102               --            2,102
                                              ---------- ---------------- ----------------
  Other invested assets...................... $    5,385 $          3,159 $          2,226
                                              ========== ================ ================
Securities purchased under agreement to
  resell..................................... $       -- $             -- $             --
                                              ========== ================ ================

                                                              Gross
                                                Gross        Amounts        Net Amounts
                                               Amounts    Offset in the   Presented in the
                                              Recognized  Balance Sheets   Balance Sheets
                                              ---------- ---------------- ----------------
                                                              (in millions)
LIABILITIES/(2)/
Description
Derivatives:
Equity contracts............................. $    1,221 $          1,221 $             --
Interest rate contracts......................      1,163            1,163               --
Credit contracts.............................         15               15               --
Currency.....................................          6                6               --
Margin.......................................          6                6               --
Collateral...................................        748              748               --
                                              ---------- ---------------- ----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................      3,159            3,159               --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         --               --               --
                                              ---------- ---------------- ----------------
  Total Derivatives..........................      3,159            3,159               --
Other non-financial liabilities..............      2,108               --            2,108
                                              ---------- ---------------- ----------------
  Other liabilities.......................... $    5,267 $          3,159 $          2,108
                                              ========== ================ ================
Securities sold under agreement to
  repurchase/(3)/............................ $    1,992 $             -- $          1,992
                                              ========== ================ ================

   /(1)/Excludes Investment Management and Research segment's derivative assets of consolidated VIEs/VOEs.
  /(2)/Excludes Investment Management and Research segment's derivative liabilities of consolidated VIEs/VOEs.
  /(3)/Excludes expense of $4 million in securities sold under agreement to repurchase.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2016:

    Gross Collateral Amounts Not Offset in the Consolidated Balance Sheets
                             At December 31, 2016

                                                              Collateral (Received)/Held
                                                              --------------------------
                                               Fair Value of     Financial                    Net
                                                  Assets        Instruments      Cash       Amounts
                                              --------------- --------------  ----------  ------------
                                                                   (in millions)
ASSETS/(1)/
  Total Derivatives.......................... $            54 $           --  $       70  $        124
Other financial instruments..................           2,102             --          --         2,102
                                              --------------- --------------  ----------  ------------
  Other invested assets...................... $         2,156 $           --  $       70  $      2,226
                                              =============== ==============  ==========  ============
LIABILITIES/(2)/
                                              --------------- --------------  ----------  ------------
Securities sold under agreement to
  repurchase/(3)/............................ $         1,992 $       (1,986) $       (2) $          4
                                              =============== ==============  ==========  ============

  /(1)/Excludes Investment Management and Research segment's derivative assets of consolidated VIEs/VOEs.
  /(2)/Excludes Investment Management and Research segment's derivative liabilities of consolidated VIEs/VOEs.
  /(3)/Excludes expense of $4 million in securities sold under agreement to repurchase.

   The following table presents information about repurchase agreements accounted for as secured borrowings in the consolidated balance sheets at December 31, 2016.

         Repurchase Agreement Accounted for as Secured Borrowings/(1)/

                                                                 At December 31, 2016
                                              ----------------------------------------------------------
                                                   Remaining Contractual Maturity of the Agreements
                                              ----------------------------------------------------------
                                              Overnight and  Up to 30     30-90    Greater Than
                                               Continuous      days       days       90 days     Total
                                              ------------- ---------- ----------- ------------ --------
                                                                    (in millions)
Securities sold under agreement to repurchase
  U.S. Treasury and agency securities........   $        -- $    1,992 $        --  $        -- $  1,992
                                                ----------- ---------- -----------  ----------- --------
Total........................................   $        -- $    1,992 $        --  $        -- $  1,992
                                                =========== ========== ===========  =========== ========

  /(1)/Excludes expense of $4 million in securities sold under agreement to repurchase.

   NET INVESTMENT INCOME (LOSS)

   The following table breaks out Net investment income (loss) by asset category:

                                              TWELVE MONTHS ENDED DECEMBER 31
                                              -------------------------------
                                                 2017       2016       2015
                                              ---------  ---------  ---------
                                                       (IN MILLIONS)

Fixed maturities............................. $   1,365  $   1,418  $   1,420
Mortgage loans on real estate................       453        461        338
Real estate held for the production of income         2         --         --
Repurchase agreement.........................        --          1          1
Other equity investments.....................       188        170         84
Policy loans.................................       205        210        213
Trading securities...........................       381         80         17
Other investment income......................        54         44         40
                                              ---------  ---------  ---------
  Gross investment income (loss).............     2,648      2,384      2,113
Investment expenses..........................       (65)       (66)       (56)
                                              ---------  ---------  ---------
Net Investment Income (Loss)................. $   2,583  $   2,318  $   2,057
                                              =========  =========  =========

   Net unrealized and realized gains (losses) on trading account equity securities are included in Net investment income (loss) in the consolidated statements of income (loss). The table below shows a breakdown of Net investment income from trading account securities during the years ended 2017, 2016 and 2015:

             NET INVESTMENT INCOME (LOSS) FROM TRADING SECURITIES

                                                 TWELVE MONTHS ENDED DECEMBER 31,
                                              --------------------------------------
                                                  2017          2016         2015
                                              ------------  -----------  -----------
                                                           (IN MILLIONS)

Net investment gains (losses) recognized
  during the period on securities held at
  the end of the period...................... $        171  $       (19) $       (63)
Net investment gains (losses) recognized on
  securities sold during the period..........           (5)         (22)          20
                                              ------------  -----------  -----------
Unrealized and realized gains (losses) on
  trading securities.........................          166          (41)         (43)
Interest and dividend income from trading
  securities.................................          215          121           60
                                              ------------  -----------  -----------
Net investment income (loss) from trading
  securities................................. $        381  $        80  $        17
                                              ------------  -----------  -----------

   INVESTMENT GAINS (LOSSES), NET

   Investment gains (losses), net including changes in the valuation allowances and OTTI are as follows:

                                                  TWELVE MONTHS ENDED DECEMBER 31,
                                              ----------------------------------------
                                                   2017          2016         2015
                                              -------------  -----------  ------------
                                                            (IN MILLIONS)

Fixed maturities............................. $        (130) $        (3) $        (17)
Mortgage loans on real estate................             2           (2)           (1)
Other equity investments.....................             3           (2)           (5)
Other........................................            --           23             3
                                              -------------  -----------  ------------
Investment Gains (Losses), Net............... $        (125) $        16  $        (20)
                                              =============  ===========  ============

   For 2017, 2016 and 2015, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $3 million, $4 million and $4 million.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   Goodwill represents the excess of purchase price over the estimated fair value of identifiable net assets acquired in a business combination. The Company tests goodwill for recoverability each annual reporting period at December 31 and at interim periods if facts or circumstances are indicative of potential impairment. Effective January 1, 2017, the Company early adopted new goodwill guidance that eliminates Step 2 from the impairment model and continues to limit the measure of goodwill impairment to the carrying amount of the reporting unit's goodwill. There was no resulting impact on the carrying amount of the Company's goodwill from adoption of this new guidance.

   The carrying value of the Company's goodwill was $3,584 million and $3,584 million at December 31, 2017 and 2016, respectively, resulting from its investment in AB as well as direct strategic acquisitions of AB, including its purchase of Sanford C. Bernstein, Inc. For purpose of testing this goodwill for impairment, the Company applied a discounted cash flow valuation technique to measure the fair value of the reporting unit, sourcing the underlying cash flows and assumptions from AB's current business plan projections and adjusting the result to reflect the noncontrolling interest in AB as well as incremental taxes at the Company level as related to the form and structure of its investment in AB. At December 31, 2017 and 2016, the Company's annual testing resulted in no impairment of this goodwill as the fair value of the reporting unit exceeded its carrying amount at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill during the periods then ended.

   In the fourth quarter of 2017 and as further described in Note 18, BUSINESS SEGMENT INFORMATION, the Company recast its operating segments to align with the reorganization of its reporting structure, resulting in multiple operating segments for its previously defined Financial Advisory/Insurance segment and to which no goodwill was ascribed. Accordingly, all of the Company's goodwill was reassigned to the Company's Investment Management and Research segment, also deemed a reporting unit for purpose of assessing goodwill recoverability.

   The gross carrying amount of AB related intangible assets was $623 million and $625 million at December 31, 2017 and 2016, respectively and the accumulated amortization of these intangible assets was $498 million and $468 million at December 31, 2017 and 2016, respectively. Amortization expense related to the AB intangible assets totaled $31 million, $29 million and $28 million for 2017, 2016 and 2015, respectively. Estimated annual amortization expense for each of the next two years is approximately
   $30 million, then approximately $23 million in year three and $7 million in years four and five.

   At December 31, 2017 and 2016, respectively, net deferred sales commissions from AB totaled $30 million and $64 million and are included within other assets. Based on the December 31, 2017 net asset balance, the estimated amortization expense of deferred sales commissions for each of the next five years is $21 million, $6 million, $3 million, $0 million and $0 million. The Company tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions and expectations made with respect to future market levels and redemption rates. As of December 31, 2017 and 2016, the Company determined the deferred sales commission asset was not impaired.

   On September 23, 2016, AB acquired a 100% ownership interest in Ramius Alternative Solutions LLC ("RASL"), a global alternative investment management business that, as of the acquisition date, had approximately $2.5 billion in AUM. RASL offers a range of customized alternative investment and advisory solutions to a global institutional client base. On the acquisition date, AB made a cash payment of $21 million and recorded a contingent consideration payable of $12 million based on projected fee revenues over a five-year measurement period. Goodwill in the amount of $22 million and finite-lived intangible assets of $10 million related to investment management contracts also were recognized at the date of acquisition.

   On June 20, 2014, AB acquired an 82% ownership interest in CPH Capital Fondsmaeglerselskab A/S ("CPH"), a Danish asset management firm that managed approximately $3,000 million in global core equity assets for institutional investors, for a cash payment of $64 million and a contingent consideration payable of $9 million based on projected assets under management levels over a three-year measurement period. Also recognized on the date of acquisition were $58 million of goodwill, $24 million of finite-lived intangible assets related to separately-managed account relationships and $4 million of indefinite-lived intangible assets related to an acquired fund's investment contract. Redeemable noncontrolling interest of $17 million was recorded as related to the fair value of CPH purchased by AB. During 2016 and 2015, AB purchased additional shares of CPH, bringing its ownership interest to 90.0% as of December 31, 2016.

   The acquisitions described above did not have a significant impact on the Company's consolidated revenues or net income. As a result, supplemental pro forma information has not been provided. Additional information regarding the contingent payment obligations associated with these and other acquisitions made by AB is included in Note 7, FAIR VALUE DISCLOSURES.

   Capitalized Software

   Capitalized software, net of accumulated amortization, amounted to $162 million and $170 million at December 31, 2017 and 2016, respectively, and is recorded in other assets. Amortization of capitalized software in 2017, 2016 and 2015 was $47 million, $52 million and $55 million, respectively, recorded in other operating costs and expenses in the Consolidated Statements of Income (loss).

5) CLOSED BLOCK

   Summarized financial information for the Company's Closed Block is as follows:

                                                DECEMBER 31,
                                              -----------------
                                                2017     2016
                                              -------- --------
                                                (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders'
  account balances and other................. $  6,945 $  7,179
Policyholder dividend obligation.............       32       52
Other liabilities............................      271       43
                                              -------- --------
Total Closed Block liabilities...............    7,248    7,274
                                              -------- --------
ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at
  fair value (amortized cost of $3,923 and
  $3,884)....................................    4,070    4,025
Mortgage loans on real estate................    1,720    1,623
Policy loans.................................      781      839

                                                DECEMBER 31,
                                              -----------------
                                                2017     2016
                                              -------- --------
                                                (IN MILLIONS)
Cash and other invested assets............... $    351 $    444
Other assets.................................      219      213
                                              -------- --------
Total assets designated to the Closed Block..    7,141    7,144
                                              -------- --------
Excess of Closed Block liabilities over
  assets designated to the Closed Block......      107      130
Amounts included in accumulated other
  comprehensive income (loss):
  Net unrealized investment gains (losses),
   net of policyholder dividend obligation
   of $32 and $52............................      138      100
                                              -------- --------
Maximum Future Income To Be Recognized From
  Closed Block Assets and Liabilities........ $    245 $    230
                                              ======== ========

   The Company's Closed Block revenues and expenses follow:

                                               2017    2016    2015
                                              ------  ------  ------
                                                   (IN MILLIONS)
REVENUES:
Premiums and other income.................... $  224  $  212  $  236
Investment income (loss).....................    314     349     368
Net investment gains (losses)................    (20)     (1)      2
                                              ------  ------  ------
Total revenues...............................    518     560     606
                                              ------  ------  ------
BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends........    537     522     550
Other operating costs and expenses...........      2       4       4
                                              ------  ------  ------
Total benefits and other deductions..........    539     526     554
                                              ------  ------  ------
Net revenues, before income taxes............    (21)     34      52
Income tax (expense) benefit.................      6     (12)    (18)
                                              ------  ------  ------
Net Revenues (Losses)........................ $  (15) $   22  $   34
                                              ======  ======  ======

   A reconciliation of the Company's policyholder dividend obligation follows:

                                                 DECEMBER 31,
                                              ------------------
                                                2017      2016
                                              --------  --------
                                                 (IN MILLIONS)
Balances, beginning of year.................. $     52  $     81
Unrealized investment gains (losses).........      (20)      (29)
                                              --------  --------
Balances, End of year........................ $     32  $     52
                                              ========  ========

6) DAC AND POLICYHOLDER BONUS INTEREST CREDITS

   Changes in the deferred asset for policyholder bonus interest credits are as follows:

                                                     DECEMBER 31,
                                                ---------------------
                                                  2017       2016
                                                --------  -----------
                                                          AS RESTATED
                                                          -----------
                                                    (IN MILLIONS)
Balance, beginning of year..................... $    504     $    534
Policyholder bonus interest credits deferred...        6           13
Amortization charged to income.................      (37)         (43)
                                                --------     --------
Balance, End of Year........................... $    473     $    504
                                                ========     ========

   Changes in deferred acquisition costs at December 31, 2017 and 2016 were as follows:

                                                   DECEMBER 31,
                                              ---------------------
                                                2017       2016
                                              --------  -----------
                                                        AS RESTATED
                                                        -----------
                                                  (IN MILLIONS)
Balance, beginning of year................... $  5,058     $  5,088
Capitalization of commissions, sales and
  issue expenses.............................      578          594
Amortization.................................     (846)        (646)
Change in unrealized investment gains
  (losses)...................................     (243)          22
                                              --------     --------
Balance, End of Year......................... $  4,547     $  5,058
                                              ========     ========

7) FAIR VALUE DISCLOSURES

   Assets and liabilities measured at fair value on a recurring basis are summarized below. At December 31, 2017 and 2016, no assets were required to be measured at fair value on a non-recurring basis. Fair value measurements are required on a non-recurring basis for certain assets, including goodwill and mortgage loans on real estate, only when an OTTI or other event occurs. When such fair value measurements are recorded, they are classified and disclosed within the fair value hierarchy. The Company recognizes transfers between valuation levels at the beginning of the reporting period.

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2017

                                                 LEVEL 1    LEVEL 2   LEVEL 3     TOTAL
                                               ----------  --------- --------- ----------
                                                              (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Public Corporate........................... $       --  $  14,298 $      47 $   14,345
   Private Corporate..........................         --      6,045     1,092      7,137
   U.S. Treasury, government and agency.......         --     13,135        --     13,135
   States and political subdivisions..........         --        441        40        481
   Foreign governments........................         --        409        --        409
   Commercial mortgage-backed.................         --         --        --         --
   Residential mortgage-backed/(1)/...........         --        251        --        251
   Asset-backed/(2)/..........................         --         88         8         96
   Redeemable preferred stock.................        180        324        --        504
                                               ----------  --------- --------- ----------
     Subtotal.................................        180     34,991     1,187     36,358
                                               ----------  --------- --------- ----------
  Other equity investments....................         13         --         1         14
  Trading securities..........................        467     12,161        --     12,628
  Other invested assets:
   Short-term investments.....................         --        768        --        768
   Assets of consolidated VIEs/VOEs...........      1,060        215        27      1,302
   Swaps......................................         --         15        --         15
   Credit Default Swaps.......................         --         33        --         33
   Futures....................................         (2)        --        --         (2)
   Options....................................         --      1,907        --      1,907
   Floors.....................................         --         --        --         --
                                               ----------  --------- --------- ----------
     Subtotal.................................      1,058      2,938        27      4,023
                                               ----------  --------- --------- ----------
Cash equivalents..............................      2,360         --        --      2,360
Segregated securities.........................         --        825        --        825
GMIB reinsurance contracts asset..............         --         --    10,488     10,488
Separate Accounts' assets.....................    118,983      2,983       349    122,315
                                               ----------  --------- --------- ----------
   Total Assets............................... $  123,061  $  53,898 $  12,052 $  189,011
                                               ==========  ========= ========= ==========

                                              LEVEL 1 LEVEL 2  LEVEL 3   TOTAL
                                              ------- -------- -------- --------
                                                        (IN MILLIONS)
LIABILITIES
GMxB derivative features' liability..........  $   -- $     -- $  4,164 $  4,164
SCS, SIO, MSO and IUL indexed features'
  liability..................................      --    1,698       --    1,698
Liabilities of consolidated VIEs/VOEs........     670       22       --      692
Contingent payment arrangements..............      --       --       11       11
                                               ------ -------- -------- --------
   Total Liabilities.........................  $  670 $  1,720 $  4,175 $  6,565
                                               ====== ======== ======== ========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2016

                                                Level 1    Level 2    Level 3     Total
                                               ---------- ---------  --------- ----------
                                                              (in millions)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Public Corporate........................... $       -- $  12,984  $      28 $   13,012
   Private Corporate..........................         --     6,223        817      7,040
   U.S. Treasury, government and agency.......         --    10,336         --     10,336
   States and political subdivisions..........         --       451         42        493
   Foreign governments........................         --       390         --        390
   Commercial mortgage-backed.................         --        22        349        371
   Residential mortgage-backed/(1)/...........         --       314         --        314
   Asset-backed/(2)/..........................         --        36         24         60
   Redeemable preferred stock.................        218       335          1        554
                                               ---------- ---------  --------- ----------
     Subtotal.................................        218    31,091      1,261     32,570
                                               ---------- ---------  --------- ----------
  Other equity investments....................          3        --          5          8
  Trading securities..........................        478     8,656         --      9,134
  Other invested assets:
   Short-term investments.....................         --       574         --        574
   Assets of consolidated VIEs/VOEs...........        342       205         46        593
   Swaps......................................         --      (925)        --       (925)
   Credit Default Swaps.......................         --         5         --          5
   Futures....................................         --        --         --         --
   Options....................................         --       960         --        960
   Floors.....................................         --        11         --         11
                                               ---------- ---------  --------- ----------
     Subtotal.................................        342       830         46      1,218
                                               ---------- ---------  --------- ----------
Cash equivalents..............................      1,529        --         --      1,529
Segregated securities.........................         --       946         --        946
GMIB reinsurance contracts asset..............         --        --     10,314     10,314
Separate Accounts' assets.....................    108,085     2,818        313    111,216
                                               ---------- ---------  --------- ----------
   Total Assets............................... $  110,655 $  44,341  $  11,939 $  166,935
                                               ========== =========  ========= ==========
LIABILITIES
GMxB derivative features' liability........... $       -- $      --  $   5,319 $    5,319
SCS, SIO, MSO and IUL indexed features'
  liability...................................         --       887         --        887
Liabilities of consolidated VIEs/VOEs.........        248         2         --        250
Contingent payment arrangements...............         --        --         18         18
                                               ---------- ---------  --------- ----------
   Total Liabilities.......................... $      248 $     889  $   5,337 $    6,474
                                               ========== =========  ========= ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   At December 31, 2017 and 2016, respectively, the fair value of public fixed maturities is approximately $28,826 million and $24,918 million or approximately 16.2% and 16.0% of the Company's total assets measured at fair value on a recurring basis (excluding GMIB reinsurance contracts and segregated securities measured at fair value on a recurring basis). The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturity securities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the security in a manner agreed as more consistent with current market observations, the security remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2017 and 2016, respectively, the fair value of private fixed maturities is approximately $7,532 million and $7,652 million or approximately 4.2% and 4.9% of the Company's total assets measured at fair value on a recurring basis. The fair values of the Company's private fixed maturities are determined from prices obtained from independent valuation service providers. Prices not obtained from an independent valuation service provider are determined by using a discounted cash flow model or a market comparable company valuation technique. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model or a market comparable company valuation technique may also incorporate unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

   As disclosed in Note 3, at December 31, 2017 and 2016, respectively, the net fair value of freestanding derivative positions is approximately
   $1,953 million and $51 million or approximately 48.5% and 8.2% of Other invested assets measured at fair value on a recurring basis. The fair values of the Company's derivative positions are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves, including overnight index swap ("OIS") curves, and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the derivative instrument in a manner agreed as more consistent with current market observations, the position remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2017 and 2016, respectively, investments classified as Level 1 comprise approximately 69.2% and 71.1% of assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Account assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2017 and 2016, respectively, investments classified as Level 2 comprise approximately 29.9% and 27.9% of assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AB in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2017 and 2016, respectively, approximately $257 million and $340 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   The Company's SCS and EQUI-VEST variable annuity products, the IUL product, and in the MSO fund available in some life contracts offer investment options which permit the contract owner to participate in the performance of an index, ETF or commodity price. These investment options, which depending on the product and on the index selected can currently have 1, 3, 5, or 6 year terms, provide for participation in the performance of specified indices, ETF or commodity price movement up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g. holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices, ETF or commodity prices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are accounted for as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on data obtained from independent valuation service providers.

   At December 31, 2017 and 2016, respectively, investments classified as Level 3 comprise approximately 0.9% and 1.0% of assets measured at fair value on a recurring basis and primarily include commercial mortgage-backed securities ("CMBS") and corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2017 and 2016, respectively, were approximately $97 million and $111 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $8 million and $373 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2017 and 2016, respectively. The Company utilizes prices obtained from an independent valuation service vendor to measure fair value of CMBS securities.

   The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMIBNLG feature allows the policyholder to receive guaranteed minimum lifetime annuity payments based on predetermined annuity purchase rates applied to the contract's benefit base if and when the contract account value is depleted and the NLG feature is activated. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract's benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract's benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

   Level 3 also includes the GMIB reinsurance contract asset and liabilities which are accounted for as derivative contracts. The GMIB reinsurance contract asset and liabilities' fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while GMxB derivative features liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins and nonperformance risk, attributable to GMxB derivative features' liability over a range of market-consistent economic scenarios.

   The valuations of the GMIB reinsurance contract asset and GMxB derivative features liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity separate account funds. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GMxB derivative features liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve, adjusted for non-performance risk, is made to the resulting fair values of the GMIB reinsurance contract asset and liabilities to reflect change in the claims-paying ratings of counterparties and the Company an adjustment to the swap curve for non-performance risk to reflect the claims-paying rating of the Company. Equity and fixed income volatilities were modeled to reflect current market volatilities. Due to the unique, long duration of the GMIBNLG feature, adjustments were made to the equity volatilities to remove the illiquidity bias associated with the longer tenors and risk margins were applied to the non-capital markets inputs to the GMIBNLG valuations.

   After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $69 million and $139 million at December 31, 2017 and 2016, respectively, to recognize incremental counterparty nonperformance risk.

   Lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, which include other factors such as considering surrender charges. Generally, lapse rates are assumed to be lower in periods when a surrender charge applies. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. For valuing the embedded derivative, lapse rates vary throughout the period over which cash flows are projected.

   The Company's Level 3 liabilities include contingent payment arrangements associated with acquisitions in 2010, 2013 and 2014 by AB. At each reporting date, AB estimates the fair values of the contingent consideration expected to be paid based upon probability-weighted AUM and revenue projections, using unobservable market data inputs, which are included in Level 3 of the valuation hierarchy.

   As of December 31, 2017, the Company's consolidated VIEs/VOEs hold
   $2 million of investments that are classified as Level 3. They primarily consist of corporate bonds that are vendor priced with no ratings available, bank loans, non-agency collateralized mortgage obligations and asset-backed securities.

   In 2017, AFS fixed maturities with fair values of $6 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $7 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.1% of total equity at December 31, 2017.

   In 2016, AFS fixed maturities with fair values of $62 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $25 million were transferred from Level 2 into the Level 3 classification. During 2016, one of AB's private securities went public and, due to a trading restriction period, $56 million was transferred from a Level 3 to a Level 2 classification. These transfers in the aggregate represent approximately 0.9% of total equity at December 31, 2016.

   In 2015, AFS fixed maturities with fair values of $125 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $99 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 1.3% of total equity at December 31, 2015.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2017, 2016 and 2015 respectively:

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                             STATE AND              COMMERCIAL    RESIDENTIAL
                                                             POLITICAL    FOREIGN   MORTGAGE-      MORTGAGE-   ASSET-
                                                CORPORATE  SUB-DIVISIONS   GOVTS      BACKED        BACKED     BACKED
                                                ---------  -------------  -------- ------------  ------------- ------
                                                                            (IN MILLIONS)
BALANCE, JANUARY 1, 2017....................... $     845  $          42  $     -- $        349  $          --  $  24
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............         5             --        --           (2)            --     --
     Investment gains (losses), net............         2             --        --          (63)            --     15
                                                ---------  -------------  -------- ------------  -------------  -----
  Subtotal.....................................         7             --        --          (65)            --     15
                                                ---------  -------------  -------- ------------  -------------  -----
Other comprehensive income (loss)..............         4             (1)       --           45             --     (9)
Purchases......................................       612             --        --           --             --     --
Sales..........................................      (331)            (1)       --         (329)            --    (21)
Transfers into Level 3/(1)/....................         7             --        --           --             --     --
Transfers out of Level 3/(1)/..................        (5)            --        --           --             --     (1)
                                                ---------  -------------  -------- ------------  -------------  -----
BALANCE, DECEMBER 31, 2017..................... $   1,139  $          40  $     -- $         --  $          --  $   8
                                                =========  =============  ======== ============  =============  =====

                                                             STATE AND              COMMERCIAL  RESIDENTIAL
                                                             POLITICAL     FOREIGN  MORTGAGE-    MORTGAGE-   ASSET-
                                                CORPORATE  SUB-DIVISIONS    GOVTS     BACKED      BACKED     BACKED
                                                ---------  -------------  --------  ----------  ----------- -------
                                                                           (IN MILLIONS)

BALANCE, JANUARY 1, 2016.......................   $   420    $        45  $      1     $   503        $  -- $    40
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............        --             --        --          --           --      --
     Investment gains (losses), net............         1             --        --         (67)          --      --
                                                  -------    -----------  --------     -------        ----- -------
  Subtotal.....................................         1             --        --         (67)          --      --
                                                  -------    -----------  --------     -------        ----- -------
Other comprehensive income (loss)..............         7             (2)       --          14           --       1
Purchases......................................       572             --        --          --           --      --
Sales..........................................      (142)            (1)       --         (87)          --      (8)
Transfers into Level 3/(1)/....................        25             --        --          --           --      --
Transfers out of Level 3/(1)/..................       (38)            --        (1)        (14)          --      (9)
                                                  -------    -----------  --------     -------        ----- -------
BALANCE, DECEMBER 31, 2016.....................   $   845    $        42  $     --     $   349        $  -- $    24
                                                  =======    ===========  ========     =======        ===== =======

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                             STATE AND             COMMERCIAL  RESIDENTIAL
                                                             POLITICAL    FOREIGN  MORTGAGE-    MORTGAGE-    ASSET-
                                                CORPORATE  SUB-DIVISIONS   GOVTS     BACKED      BACKED      BACKED
                                                ---------  -------------  -------- ----------  -----------  -------
                                                                           (IN MILLIONS)
BALANCE, JANUARY 1, 2015.......................   $   380    $        47  $     --   $    715      $     2  $    53
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............         3             --        --          1           --       --
     Investment gains (losses), net............         2             --        --        (38)          --       --
                                                  -------    -----------  --------   --------      -------  -------
  Subtotal.....................................         5             --        --        (37)          --       --
                                                  -------    -----------  --------   --------      -------  -------
Other comprehensive income (loss)..............       (25)            (1)       --         64           --       (4)
Purchases......................................        60             --         1         --           --       --
Sales..........................................       (38)            (1)       --       (175)          (2)      (9)
Transfers into Level 3/(1)/....................        99             --        --         --           --       --
Transfers out of Level 3/(1)/..................       (61)            --        --        (64)          --       --
                                                  -------    -----------  --------   --------      -------  -------
BALANCE, DECEMBER 31, 2015.....................   $   420    $        45  $      1   $    503      $    --  $    40
                                                  =======    ===========  ========   ========      =======  =======

                                                 REDEEM                                                  GMXB
                                                  ABLE           OTHER           GMIB      SEPARATE   DERIVATIVE  CONTINGENT
                                                PREFERRED       EQUITY        REINSURANCE  ACCOUNTS   FEATURES'     PAYMENT
                                                  STOCK     INVESTMENTS/(2)/     ASSET      ASSETS    LIABILITY   ARRANGEMENT
                                                ---------  -----------------  -----------  --------  -----------  -----------
                                                                                (IN MILLIONS)
BALANCE, JANUARY 1, 2017....................... $       1  $              51  $    10,314  $    313  $    (5,319)          18
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............        --                 --           --        --           --           --
     Investment gains (losses), net............        --                 --           --        29           --           --
     Net derivative gains (losses).............        --                 --           69        --        1,494           --
                                                ---------  -----------------  -----------  --------  -----------  -----------
  Subtotal.....................................        --                 --           69        29        1,494           --
                                                ---------  -----------------  -----------  --------  -----------  -----------
Other comprehensive income (loss)..............        (1)                (4)          --        --           --           --
Purchases/(2)/.................................        --                  6          221        13         (344)          --
Sales/(3)/.....................................        --                 (3)        (116)       (2)           5           --
Settlements/(4)/...............................        --                 --           --        (4)          --           (7)
Activities related to VIEs/VOEs................        --                (22)          --        --           --           --
Transfers into Level 3/(1)/....................        --                 --           --        --           --           --
Transfers out of Level 3/(1)/..................        --                 --           --        --           --           --
                                                ---------  -----------------  -----------  --------  -----------  -----------
BALANCE, DECEMBER 31, 2017..................... $      --  $              28  $    10,488  $    349  $    (4,164) $        11
                                                =========  =================  ===========  ========  ===========  ===========

BALANCE, JANUARY 1, 2016....................... $      --  $              49  $    10,582  $    313  $    (5,146)          31
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............        --                 --           --        --           --           --
     Investment gains (losses), net............        --                 --           --        19           --           --
     Net derivative gains (losses).............        --                 --         (261)       --          140           --
                                                ---------  -----------------  -----------  --------  -----------  -----------
  Subtotal.....................................        --                 --         (261)       19          140           --
                                                ---------  -----------------  -----------  --------  -----------  -----------
Other comprehensive income (loss)..............        --                 (2)          --        --           --
Purchases/(2)/.................................         1                 --          223        10         (317)          11
Sales/(3)/.....................................        --                 --         (230)       --            4           --
Settlements/(4)/...............................        --                 --           --        (7)          --          (24)
Activities related to VIEs/VOEs................        --                 60           --        --           --           --
Transfers into Level 3/(1)/....................        --                 --           --         1           --           --
Transfers out of Level 3/(1)/..................        --                (56)          --       (23)          --           --
                                                ---------  -----------------  -----------  --------  -----------  -----------
BALANCE, DECEMBER 31, 2016..................... $       1  $              51  $    10,314  $    313  $    (5,319) $        18
                                                =========  =================  ===========  ========  ===========  ===========

                                                                                                       GMxB
                                                Redeemable       Other          GMIB      Separate  derivative  Contingent
                                                Preferred       Equity       Reinsurance  Accounts  features'     Payment
                                                  Stock     Investments/(2)/    Asset      Assets   liability   Arrangement
                                                ----------- ---------------  -----------  --------  ----------  -----------
                                                                               (IN MILLIONS)
BALANCE, JANUARY 1, 2015....................... $        -- $            61  $    10,723  $    260  $   (4,130) $        42
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............          --              --           --        --          --           --
     Investment gains (losses), net............          --               5           --        36          --           --
     Net derivative gains (losses).............          --              --         (316)       --        (743)          --
                                                ----------- ---------------  -----------  --------  ----------  -----------
       Subtotal................................          --               5         (316)       36        (743)          --
                                                ----------- ---------------  -----------  --------  ----------  -----------
Other comprehensive income (loss)..............          --               2           --        --          --           --
Purchases/(2)/.................................          --               1          228        26        (274)          --
Sales/(3)/.....................................          --             (20)         (53)       (2)          1          (11)
Settlements/(4)/...............................          --              --           --        (5)         --           --
Transfers into Level 3/(1)/....................          --              --           --        --          --           --
Transfers out of Level 3/(1)/..................          --              --           --        (2)         --           --
                                                ----------- ---------------  -----------  --------  ----------  -----------
BALANCE, DECEMBER 31, 2015..................... $        -- $            49  $    10,582  $    313  $   (5,146) $        31
                                                =========== ===============  ===========  ========  ==========  ===========

  /(1)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.
  /(2)/For the GMIB reinsurance contract asset, and GMxB derivative features'
       liability, represents attributed fee.
  /(3)/For the GMIB reinsurance contract asset, represents recoveries from reinsurers and for GMxB derivative features liability represents benefits paid.
  /(4)/For contingent payment arrangements, it represents payments under the arrangement.

   The table below details changes in unrealized gains (losses) for 2017 and 2016 by category for Level 3 assets and liabilities still held at December 31, 2017 and 2016, respectively:

                                                              INCOME (LOSS)
                                                ----------------------------------------
                                                                   NET
                                                 INVESTMENT     DERIVATIVE
                                                    GAINS         GAINS
                                                (LOSSES), NET    (LOSSES)        OCI
                                                -------------- ------------- -----------
                                                              (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2017
STILL HELD AT DECEMBER 31, 2017
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate................................. $           -- $          -- $         4
     State and political subdivisions..........             --            --          --
     Commercial mortgage-backed................             --            --          45
     Asset-backed..............................             --            --          (9)
                                                -------------- ------------- -----------
       Subtotal................................ $           -- $          -- $        40
                                                -------------- ------------- -----------
   GMIB reinsurance contracts..................             --            69          --
   Separate Accounts' assets/(1)/..............             29            --          --
   GMxB derivative features' liability.........             --         1,494          --
                                                -------------- ------------- -----------
       Total................................... $           29 $       1,563 $        40
                                                ============== ============= ===========

                                                                Income (Loss)
                                                --------------------------------------------
                                                 Investment         Net
                                                    Gains     Derivative Gains
                                                (Losses), Net     (losses)           OCI
                                                ------------- ----------------  ------------
                                                                (in millions)

Level 3 Instruments
Full Year 2016
Still Held at December 31, 2016
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate.................................  $         --   $           --  $         11
     State and political subdivisions..........            --               --            (1)
     Commercial mortgage-backed................            --               --             9
     Asset-backed..............................            --               --             1
                                                 ------------   --------------  ------------
       Subtotal................................  $         --   $           --  $         20
                                                 ------------   --------------  ------------
     GMIB reinsurance contracts................            --             (262)           --
     Separate Accounts' assets/(1)/............            20               --            --
     GMxB derivative features' liability.......            --              140            --
                                                 ------------   --------------  ------------
       Total...................................  $         20   $         (122) $         20
                                                 ============   ==============  ============

  /(1)/There is an investment expense that offsets this investment gain (loss).

   The following table discloses quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2017 and 2016, respectively.

        QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
                               DECEMBER 31, 2017

                                FAIR         VALUATION              SIGNIFICANT                      WEIGHTED
                                VALUE        TECHNIQUE           UNOBSERVABLE INPUT        RANGE     AVERAGE
                               ------- ---------------------- ------------------------- ------------ --------
ASSETS:                                                    (IN MILLIONS)
Investments:
  Fixed maturities,
   available-for-sale:
   Corporate.................. $    53 Matrix pricing model             Spread over the
                                                                      industry-specific
                                                                  benchmark yield curve 0 - 565 BPS  125 BPS

                                   789 Market comparable               EBITDA multiples 5.3X - 27.9X  12.9X
                                       companies                          Discount rate 7.2% - 17.0%  11.1%
                                                                    Cash flow Multiples 9.0X - 17.7X  13.1X
-------------------------------------------------------------------------------------------------------------

Separate Accounts' assets.....     326 Third party appraisal        Capitalization rate     4.6%
                                                               Exit capitalization rate     5.6%
                                                                          Discount rate     6.6%

                                     1 Discounted cash flow            Spread over U.S.
                                                                         Treasury curve   243 BPS
                                                                        Discount factor     4.4%
-------------------------------------------------------------------------------------------------------------

GMIB reinsurance contract       10,488 Discounted cash flow                 Lapse Rates 1.0% - 6.3%
  asset.......................                                         Withdrawal rates 0.0% - 8.0%
                                                                 GMIB Utilization Rates 0.0% - 16.0%
                                                                   Non-performance risk 5BPS - 10BPS
                                                              Volatility rates - Equity 9.9% - 30.9%
-------------------------------------------------------------------------------------------------------------

                               FAIR        VALUATION              SIGNIFICANT                          WEIGHTED
                               VALUE       TECHNIQUE           UNOBSERVABLE INPUT          RANGE       AVERAGE
                               ------ --------------------- ------------------------- ---------------- --------
                                                                (IN MILLIONS)

LIABILITIES:
GMIBNLG....................... $4,056 Discounted cash flow            Non-performance
                                                                      riskLapse Rates       1.0%
                                                                     Withdrawal Rates   0.8% - 26.2%
                                                                Utilization Rates NLG   0.0% - 12.4%
                                                                     Forfeiture Rates   0.0% - 16.0%
                                                                     Long-term equity   0.55% - 2.1%
                                                                           Volatility      20.0%
---------------------------------------------------------------------------------------------------------------
GWBL/GMWB.....................    130 Discounted cash flow      Lapse RatesWithdrawal   0.9% - 5.7%
                                                              Rates Utilization Rates   0.0% - 7.0%
                                                            Volatility rates - Equity 100% AFTER DELAY
                                                                                        9.9% - 30.9%
---------------------------------------------------------------------------------------------------------------
GIB...........................   (27) Discounted cash flow      Lapse RatesWithdrawal   0.9% - 5.7%
                                                              Rates Utilization Rates   0.0% - 7.0%
                                                            Volatility rates - Equity   0.0% - 16.0%
                                                                                        9.9% - 30.9%
---------------------------------------------------------------------------------------------------------------
GMAB..........................      5 Discounted cash flow      Lapse RatesVolatility   0.5% - 11.0%
                                                                       rates - Equity   9.9% - 30.9%
---------------------------------------------------------------------------------------------------------------

        Quantitative Information about Level 3 Fair Value Measurements
                               December 31, 2016

                                Fair         Valuation                  Significant                               Weighted
                                Value        Technique               Unobservable Input               Range       Average
                               ------- ---------------------- --------------------------------- ----------------- --------
Assets:                                                           (in millions)
Investments:
Fixed maturities,
  available-for-sale:
   Corporate.................. $    55 Matrix pricing model
                                                              Spread over the industry-specific
                                                                          benchmark yield curve  0 bps - 565 bps  151 bps

                                   636 Market comparable               EBITDA multiplesDiscount   4.3x - 25.6x     11.7x
                                         companies                     rate Cash flow Multiples   7.0% - 17.8%     11.4%
                                                                                                  14.0x - 16.5x    15.6x
--------------------------------------------------------------------------------------------------------------------------

   Asset-backed...............       2 Matrix pricing model                    Spread over U.S.
                                                                                 Treasury curve 25 bps - 687 bps  38 bps
--------------------------------------------------------------------------------------------------------------------------

Separate Accounts' assets.....     295 Third party appraisal                Capitalization rate       4.8%
                                                                       Exit capitalization rate       5.7%
                                                                                  Discount rate       6.6%

                                     3 Discounted cash flow                    Spread over U.S.
                                                                                 Treasury curve
                                                                         Gross domestic product
                                                                                           rate 273 bps - 512 bps 283 bps
                                                                                Discount factor    1.1% - 7.0%     4.3%
--------------------------------------------------------------------------------------------------------------------------

GMIB reinsurance contract       10,314 Discounted cash flow                         Lapse Rates    1.5% - 5.7%
  asset.......................                                                 Withdrawal rates    0.0% - 8.0%
                                                                         GMIB Utilization Rates   0.0% - 16.0%
                                                                           Non-performance risk  5 bps - 17 bps
                                                                      Volatility rates - Equity   11.0% - 38.0%
--------------------------------------------------------------------------------------------------------------------------
Liabilities:
GMIBNLG.......................   5,155 Discounted cash flow                     Non-performance
                                                                                riskLapse Rates       1.1%
                                                                               Withdrawal Rates   1.2% - 26.2%
                                                                          Utilization Rates NLG   0.0% - 11.5%
                                                                               Forfeiture Rates   0.0% - 16.0%
                                                                               Long-term equity   0.55% - 2.1%
                                                                                     Volatility       20.0%
--------------------------------------------------------------------------------------------------------------------------

                               Fair       Valuation              Significant                          Weighted
                               Value      Technique           Unobservable Input          Range       Average
                               ----- --------------------- ------------------------- ---------------- --------
                                                                (in millions)
GWBL/GMWB..................... $114  Discounted cash flow      Lapse RatesWithdrawal   1.0% - 5.7%
                                                             Rates Utilization Rates   0.0% - 7.0%
                                                           Volatility rates - Equity 100% after delay
                                                                                       9.0% - 35.0%
--------------------------------------------------------------------------------------------------------------
GIB...........................   30  Discounted cash flow                 Withdrawal   1.0% - 5.7%
                                                              RatesUtilization Rates   0.0% - 8.0%
                                                           Volatility rates - Equity 100% after delay
                                                                                       9.0% - 35.0%
--------------------------------------------------------------------------------------------------------------
GMAB..........................   20  Discounted cash flow      Lapse RatesVolatility   1.0% - 11.0%
                                                                      rates - Equity   9.0% - 35.0%
--------------------------------------------------------------------------------------------------------------

   Excluded from the tables above at December 31, 2017 and 2016, respectively, are approximately $370 million and $594 million Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not readily available. The fair value measurements of these Level 3 investments comprise approximately 24.0% and 37.5% of total assets classified as Level 3 and represent only 0.2% and 0.4% of total assets measured at fair value on a recurring basis at December 31, 2017 and 2016, respectively. These investments primarily consist of certain privately placed debt securities with limited trading activity, including commercial mortgage, residential mortgage and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company's reporting significantly higher or lower fair value measurements for these Level 3 investments.

   Included in the tables above at December 31, 2017 and 2016, respectively, are approximately $842 million and $691 million fair value of privately placed, available-for-sale corporate debt securities classified as Level 3. The fair value of private placement securities is determined by application of a matrix pricing model or a market comparable company value technique, representing approximately 73.9% and 81.8% of the total fair value of Level 3 securities in the corporate fixed maturities asset class. The significant unobservable input to the matrix pricing model valuation technique is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities. The significant unobservable input to the market comparable company valuation technique is the discount rate. Generally, a significant increase (decrease) in the discount rate would result in significantly lower (higher) fair value measurements of these securities.

   Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the tables above at December 31, 2017 and 2016, there were no Level 3 securities that were determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit tenant loans, and equipment financings. Included in the tables above at December 31, 2017 and 2016, are approximately 4.5% and 8.3%, respectively, of the total fair value of these Level 3 securities that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would result in significantly lower (higher) fair value measurements.

   Included in other equity investments classified as Level 3 are reporting entities' venture capital securities in the Technology, Media and Telecommunications industries. The fair value measurements of these securities include significant unobservable inputs including an enterprise value to revenue multiples and a discount rate to account for liquidity and various risk factors. Significant increases (decreases) in the enterprise value to revenue multiple inputs in isolation would result in a significantly higher (lower) fair value measurement. Significant increases (decreases) in the discount rate would result in a significantly lower (higher) fair value measurement.

   Separate Accounts assets classified as Level 3 in the table at December 31, 2017 and 2016, primarily consist of a private real estate fund with a fair value of approximately $326 million and $295 million, a private equity investment with a fair value of approximately $0 million and $1 million and mortgage loans with fair value of approximately $1 million and $2 million, respectively. A third party appraisal valuation technique is used to measure the fair value of the private real estate investment fund, including consideration of observable replacement cost and sales comparisons for the underlying commercial properties, as well as the results from applying a discounted cash flow approach. Significant increase (decrease) in isolation in the capitalization rate and exit capitalization rate assumptions used in the discounted cash flow approach to the appraisal value would result in a higher (lower) measure of fair value. A discounted cash flow approach is applied to determine the private equity investment for which the significant unobservable assumptions are the gross domestic product rate formula and a discount factor that takes into account various risks, including the illiquid nature of the investment. A significant increase (decrease) in the gross domestic product rate would have a directionally inverse effect on the fair value of the security. With respect to the fair value measurement of mortgage loans a discounted cash flow approach is applied, a significant increase (decrease) in the assumed spread over U.S. Treasury securities would produce a lower (higher) fair value measurement. Changes in the discount rate or factor used in the valuation techniques to determine the fair values of these private equity investments and mortgage loans generally are not correlated to changes in the other significant unobservable inputs. Significant increase (decrease) in isolation in the discount rate or factor would result in significantly lower (higher) fair value measurements. The remaining Separate Accounts investments classified as Level 3 excluded from the table consist of mortgage- and asset-backed securities with fair values of approximately $14 million and $8 million at December 31, 2017 and $12 million and $3 million at December 31, 2016, respectively. These fair value measurements are determined using substantially the same valuation techniques as earlier described above for the Company's General Account investments in these securities.

   Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using the Company data. Validations of unobservable inputs are performed to the extent the Company has experience. When an input is changed the model is updated and the results of each step of the model are analyzed for reasonableness.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

   Fair value measurement of the GMIB reinsurance contract asset and liabilities includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in volatility would increase the asset and liabilities.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIBNLG liability are lapse rates, withdrawal rates, GMIB utilization rates, adjustment for Non-performance risk and NLG forfeiture rates. NLG forfeiture rates are caused by excess withdrawals above the annual GMIB accrual rate that cause the NLG to expire. Significant decreases in lapse rates, NLG forfeiture rates, adjustment for non-performance risk and GMIB utilization rates would tend to increase the GMIBNLG liability, while decreases in withdrawal rates and volatility rates would tend to decrease the GMIBNLG liability.

   The significant unobservable inputs used in the fair value measurement of the Company's GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in volatility would increase these liabilities.

   During 2017, AB made the final contingent consideration payment relating to its 2014 acquisition and recorded a change in estimate and wrote off the remaining contingent consideration payable relating to its 2010 acquisition. As of December 31, 2017, one acquisition-related contingent consideration liability of $11 million remains relating to AB's 2016 acquisition, which was valued using a revenue growth rate of 31.0% and a discount rate ranging from 1.4% to 2.3%.

   The three AB acquisition-related contingent consideration liabilities (with a combined fair value of $18 million and $18 million as of December 31, 2017 and 2016, respectively) and are valued using a projected AUM growth rates with a weighted average of 18.0% for one acquisition and revenue growth rates and discount rates ranging from 4.0% to 31.0% and 1.4% to 6.4% respectively, for the three acquisitions.

   The carrying values and fair values at December 31, 2017 and 2016 for financial instruments not otherwise disclosed in Notes 3 and 12 are presented in the table below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts, limited partnerships accounted for under the equity method and pension and other postretirement obligations.

                                                                    FAIR VALUE
                                              ------------------------------------------------------
                                               CARRYING
                                                VALUE     LEVEL 1  LEVEL 2     LEVEL 3      TOTAL
                                              ----------- ------- ---------- ----------- -----------
                                                                  (IN MILLIONS)
December 31, 2017:...........................
Mortgage loans on real estate................ $    10,935 $    -- $       -- $    10,895 $    10,895
Loans to affiliates..........................         703 $    --        700          --         700
Policyholders liabilities: Investment
  contracts..................................       2,068      --         --       2,170       2,170
Funding Agreements...........................       3,014      --      3,020          --       3,020
Policy loans.................................       3,315                 --       4,210       4,210
Short-term and Long-term debt................         769      --        768          --         768
Separate Account Liabilities.................       7,537      --         --       7,537       7,537
December 31, 2016:
Mortgage loans on real estate................ $     9,757 $    -- $       -- $     9,608 $     9,608
Loans to affiliates..........................         703      --        775          --         775
Policyholders liabilities: Investment
  contracts..................................       2,226      --         --       2,337       2,337
Funding Agreements...........................       2,255      --      2,202          --       2,202
Policy loans.................................       3,361      --         --       4,257       4,257
Short-term and Long-term debt................         513      --        513          --         513
Separate Account Liabilities.................       6,194      --         --       6,194       6,194

   Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived from taking the appropriate U.S. Treasury rate with a like term to the remaining term of the loan and adding a spread reflective of the risk premium associated with the specific loan. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   Fair values for the Company's long-term debt related to real estate joint ventures is determined by a third party appraisal and assessed for reasonableness. The Company's short-term debt primarily includes commercial paper issued by AB with short-term maturities and book value approximates fair value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined from quotations provided by brokers knowledgeable about these securities and internally assessed for reasonableness, including matrix pricing models for debt securities and discounted cash flow analysis for mortgage loans.

   The fair value of policy loans is calculated by discounting expected cash flows based upon the U.S. treasury yield curve and historical loan repayment patterns.

   Fair values for FHLBNY funding agreements are determined from a matrix pricing model and are internally assessed for reasonableness. The matrix pricing model for FHLBNY funding agreements utilizes an independently sourced U.S. Treasury curve which is separately sourced from the Barclays' suite of curves.

   The fair values for the Company's association plans contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholders' account balances and liabilities for investment contracts with fund investments in Separate Accounts are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk. Certain other products such as Access Accounts and Escrow Shield Plus product reserves are held at book value.

8) INSURANCE LIABILITIES

    A) Variable Annuity Contracts - GMDB, GMIB, GIB and GWBL and Other Features

   The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

      . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

      . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

      . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

      . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include either a five year or an annual reset; or

      . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the direct GMDB and GMIB with no NLG features liabilities, before reinsurance ceded, reflected in the consolidated balance sheets in future policy benefits and other policyholders' liabilities:

                                                GMDB      GMIB      TOTAL
                                              --------  --------  --------
                                                      (IN MILLIONS)
Balance at January 1, 2015................... $  1,725  $  4,702  $  6,427
  Paid guarantee benefits....................     (313)      (89)     (402)
  Other changes in reserve...................    1,579      (727)      852
                                              --------  --------  --------
Balance at December 31, 2015.................    2,991     3,886     6,877
  Paid guarantee benefits....................     (357)     (281)     (638)
  Other changes in reserve...................      531       265       796
                                              --------  --------  --------
Balance at December 31, 2016.................    3,165     3,870     7,035
  Paid guarantee benefits....................     (354)     (151)     (505)
  Other changes in reserve...................    1,269     1,083     2,352
                                              --------  --------  --------
Balance at December 31, 2017................. $  4,080  $  4,802  $  8,882
                                              ========  ========  ========

   The following table summarizes the ceded GMDB liabilities, reflected in the consolidated balance sheets in amounts due from reinsurers:

                                                  GMDB
                                              -------------
                                              (IN MILLIONS)
Balance at January 1, 2015................... $         833
  Paid guarantee benefits....................          (148)
  Other changes in reserve...................           745
                                              -------------
Balance at December 31, 2015.................         1,430
  Paid guarantee benefits....................          (174)
  Other changes in reserve...................           302
                                              -------------
Balance at December 31, 2016.................         1,558
  Paid guarantee benefits....................          (171)
  Other changes in reserve...................           643
                                              -------------
Balance at December 31, 2017................. $       2,030
                                              =============

   The liability for the GMxB derivative features liability, the liability for SCS, SIO, MSO and IUL indexed features and the GMIB reinsurance contracts are considered embedded or freestanding insurance derivatives and are reported at fair value. Summarized in the table below is a summary of the fair value of these liabilities at December 31, 2017 and 2016:

                                                  DECEMBER 31,
                                              --------------------
                                                 2017      2016
                                              ---------  ---------
                                                 (IN MILLIONS)
GMIBNLG /(1)/................................ $   4,056  $   5,155
SCS, MSO, IUL features/ (2)/.................     1,698        887
GWBL/GMWB/(1)/...............................       130        114
GIB/(1)/.....................................       (27)        30
GMAB/(1)/....................................         5         20
                                              ---------  ---------
Total Embedded and Freestanding derivative
  liability.................................. $   5,862  $   6,206
                                              =========  =========
GMIB reinsurance contract asset /(3)/........ $  10,488  $  10,314
                                              =========  =========

  /(1)/Reported in future policyholders' benefits and other policyholders'
       liabilities in the consolidated balance sheets.
  /(2)/Reported in policyholders' account balances in the consolidated balance sheets.
  /(3)/Reported in GMIB reinsurance contract asset, at fair value in the consolidated balance sheets.

   The December 31, 2017 values for direct variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of utilization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                    RETURN OF
                                                     PREMIUM    RATCHET   ROLL-UP     COMBO      TOTAL
                                                    ---------  --------  ---------  ---------  ---------
                                                                    (DOLLARS IN MILLIONS)
GMDB:
-----
  Account values invested in:
   General Account................................. $  13,820  $    109  $      65  $     200  $  14,194
   Separate Accounts............................... $  45,816  $  9,556  $   3,516  $  35,784  $  94,672
  Net amount at risk, gross........................ $     169  $     57  $   1,961  $  15,340  $  17,527
  Net amount at risk, net of amounts reinsured..... $     169  $     39  $   1,344  $   6,294  $   7,846
  Average attained age of contractholders'.........      51.3      66.3       72.9       68.2       55.1
  Percentage of contractholders' over age 70.......       9.6%     40.2%      63.1%      46.5%      18.1%
  Range of contractually specified interest rates..      N.A.      N.A.     3% - 6%  3% - 6.5%  3% - 6.5%

GMIB:
-----
  Account values invested in:
   General Account.................................      N.A.      N.A.  $      23  $     293  $     316
   Separate Accounts...............................      N.A.      N.A.  $  21,195  $  41,091  $  62,286
  Net amount at risk, gross........................      N.A.      N.A.  $     917  $   6,337  $   7,254
  Net amount at risk, net of amounts reinsured.....      N.A.      N.A.  $     287  $   1,561  $   1,848
  Weighted average years remaining until
   utilization.....................................      N.A.      N.A.        1.6        0.7        0.8
  Range of contractually specified interest rates..      N.A.      N.A.     3% - 6%  3% - 6.5%  3% - 6.5%

   For more information about the reinsurance programs of the Company's GMDB and GMIB exposure, see "Reinsurance Agreements" in Note 9.

..   VARIABLE ANNUITY IN-FORCE MANAGEMENT. The Company proactively manages its variable annuity in-force business. Since in 2012, the Company has initiated several programs to purchase from certain policyholders the GMDB and GMIB riders contained in their Accumulator contracts. In March 2016, a program to give policyholders an option to elect a full buyout of their rider or a new partial (50)% buyout of their rider expired. The Company believes that buyout programs are mutually beneficial to both the Company and policyholders who no longer need or want all or part of the GMDB or GMIB rider. To reflect the actual payments from the buyout program that expired in March 2016 the Company recognized a $4 million increase to Net income in 2016.

    B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Because variable annuity contracts offer both GMDB and GMIB features, GMDB and GMIB amounts are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                               DECEMBER 31,
                                              ---------------
                                               2017    2016
                                              ------- -------
                                               (IN MILLIONS)
GMDB:
-----
Equity....................................... $78,069 $69,625
Fixed income.................................   2,234   2,483
Balanced.....................................  14,084  14,434
Other........................................     285     348
                                              ------- -------
Total........................................ $94,672 $86,890
                                              ======= =======

                                                 DECEMBER 31,
                                              -------------------
                                                2017      2016
                                              --------- ---------
                                                 (IN MILLIONS)

GMIB:
-----
Equity....................................... $  50,429 $  45,931
Fixed income.................................     1,568     1,671
Balanced.....................................    10,165    10,097
Other........................................       124       149
                                              --------- ---------
Total........................................ $  62,286 $  57,848
                                              ========= =========

    C) Hedging Programs for GMDB, GMIB, GIB and Other Features

   Beginning in 2003, the Company established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the capital markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not externally reinsured. At December 31, 2017, the total account value and net amount at risk of the hedged variable annuity contracts were $55,771 million and $6,893 million, respectively, with the GMDB feature and $42,077 million and $2,613 million, respectively, with the GMIB and GIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net derivative gains (loss) in the period in which they occur, and may contribute to income (loss) volatility.

    D) Variable and Interest-Sensitive Life Insurance Policies--NLG

   The NLG feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The NLG remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the NLG liabilities, reflected in the General Account in Future policy benefits and other policyholders' liabilities, the related reinsurance reserve ceded, reflected in Amounts due from reinsurers and deferred cost of reinsurance, reflected in Other assets in the Consolidated balance sheets:

                                               DIRECT    REINSURANCE
                                              LIABILITY     CEDED        NET
                                              ---------  -----------  --------
                                                        (IN MILLIONS)
Balance at January 1, 2015...................   $   979     $   (526) $    453
  Other changes in reserves..................       165           16       181
                                                -------     --------  --------
Balance at December 31, 2015.................     1,144         (510)      634
  Other changes in reserves..................        53          (99)      (46)
                                                -------     --------  --------
Balance at December 31, 2016.................     1,197         (609)      588
  Paid Guaranteed Benefits...................       (24)          --       (24)
  Other changes in reserves..................      (487)         (55)     (542)
                                                -------     --------  --------
Balance at December 31, 2017.................   $   686     $   (664) $     22
                                                =======     ========  ========

9) REINSURANCE AGREEMENTS

   The Company assumes and cedes reinsurance with unaffiliated insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The following table summarizes the effect of reinsurance:

                                               2017    2016    2015
                                              ------  ------  ------
                                                   (IN MILLIONS)
Direct premiums.............................. $  880  $  850  $  818
Reinsurance assumed..........................    195     206     207
Reinsurance ceded............................   (171)   (176)   (173)
                                              ------  ------  ------
Premiums..................................... $  904  $  880  $  852
                                              ======  ======  ======
Policy charges and fee income ceded.......... $  718  $  640  $  645
                                              ======  ======  ======
Policyholders' Benefits Ceded................ $  694  $  942  $  527
                                              ======  ======  ======

   Ceded Reinsurance

   The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Company generally retains on a per life basis up to $25 million for single lives and $30 million for joint lives with the excess 100% reinsured. The Company also reinsures risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2017, the Company had reinsured with non-affiliates in the aggregate approximately 3.5% of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 16.8% of its current liability exposure resulting from the GMIB feature. For additional information, see
   Note 8 "Insurance Liabilities."

   Based on management's estimates of future contract cash flows and experience, the estimated net fair values of the ceded GMIB reinsurance contracts, considered derivatives at December 31, 2017 and 2016 were $10,488 million and $10,314 million, respectively. The increases (decreases) in estimated fair value were $174 million, $(268) million and $(141) million for 2017, 2016 and 2015, respectively.

   At December 31, 2017 and 2016, third-party reinsurance recoverables related to insurance contracts amounted to $2,420 million and $2,458 million, respectively. Additionally, $1,904 million and $2,381 million of the amounts due to reinsurers related to three specific reinsurers, which were Zurich Insurance Company Ltd. (AA -- rating), Connecticut General Life Insurance Company (AA -- rating) and Paul Revere Life Insurance Company (A-rating). A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations, the Company continues to have the direct obligation.

   Reinsurance payables related to insurance contracts were $134 million and $125 million, at December 31, 2017 and 2016, respectively.

   The Company cedes substantially all of its run-off health business to a third party insurer. Insurance liabilities ceded totaled $71 million and $82 million at December 31, 2017 and 2016, respectively.

   The Company also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   Assumed Reinsurance

   In addition to the sale of insurance products, the Company currently acts as a professional retrocessionaire by assuming risk from professional reinsurers. The Company assumes accident, life, health, aviation, special risk and space risks by participating in or reinsuring various reinsurance pools and arrangements. Reinsurance assumed reserves were $716 million and $734 million at December 31, 2017 and 2016, respectively.

   For affiliated reinsurance agreements see "Related Party Transactions" in
   Note 11.

10)SHORT-TERM AND LONG-TERM DEBT

   Short-term and long-term debt consists of the following:

                                              DECEMBER 31,
                                              -------------
                                               2017   2016
                                              ------ ------
                                              (IN MILLIONS)
Short-term debt:
   AB revolving credit facility (with
     interest rate of 2.4%).................. $   75 $   --
   AB commercial paper (with interest rates
     of 1.6% and 0.9%).......................    491    513
                                              ------ ------
Total short-term debt........................ $  566 $  513
                                              ------ ------
Long-term debt:
   AXA Equitable non-recourse mortgage debt
     (with interest rate of 4.1%)............     82     --
   AXA Equitable non-recourse mortgage debt
     (with interest rate of 3.9%)............    121     --
                                              ------ ------
Total Short-term and Long-term debt.......... $  769 $  513
                                              ====== ======

   Short-term Debt

   On December 1, 2016, AB entered into a $200 million, unsecured 364-day senior revolving credit facility (the "AB Revolver") with a leading international bank and the other lending institutions that may be party thereto. On November 29, 2017, as part of an amendment and restatement, the maturity date of the AB Revolver was extended from November 29, 2017 to November 28, 2018. There were no other significant changes included in the amendment. The AB Revolver is available for AB's and SCB LLC's business purposes, including the provision of additional liquidity to meet funding requirements primarily related to SCB LLC's operations. Both AB and SCB LLC can draw directly under the AB Revolver and management expects to draw on the AB Revolver from time to time. AB has agreed to guarantee the obligations of SCB LLC under the AB Revolver. The AB Revolver contains affirmative, negative and financial covenants which are identical to those of the AB Credit Facility described below. As of December 31, 2017, AB had $75 million outstanding under the AB Revolver with an interest rate of 2.4%.

   As of December 31, 2017 and 2016, AB had $491 million and $513 million, respectively, in commercial paper outstanding with weighted average interest rates of approximately 1.6% and 0.9%, respectively.

   Long-term Debt

   As of December 31, 2017, AXA Equitable had $121 million and $82 million in mortgage debt outstanding related to two consolidated real estate joint ventures due August 2027 and September 2022, respectively, with weighted average interest rates of approximately 3.9% and 4.1%, respectively.

   Credit Facilities

   Credit facilities available to the Company consist of following:

                                                      DATE                         AVAILABLE TO COMPANY
                                              ---------------------                -------------------
FACILITIES                                      START     MATURITY  TOTAL FACILITY REVOLVER   SWINGLINE
----------                                    ---------- ---------- -------------- ---------  ---------
                                                                              (IN MILLIONS)
SYNDICATED FACILITIES:
   AB Revolver............................... 11/29/2017 11/28/2018 $          200 $     200  $      --
   AB Credit Facility........................ 10/22/2014 10/22/2019 $        1,000 $   1,000  $     240

   Additional Credit Facilities Available

   AB has a $1,000 million committed, unsecured senior revolving credit facility ("AB Credit Facility") with a group of commercial banks and other lenders, which matures on October 22, 2019. The AB Credit Facility provides for possible increases in the principal amount by up to an aggregate incremental amount of $250 million; any such increase is subject to the consent of the affected lenders. The AB Credit Facility is available for AB and SCB LLC's business purposes, including the support of AB's
   $1,000 million commercial paper program. Both AB and SCB LLC can draw directly under the AB Credit Facility and management may draw on the AB Credit Facility from time to time. AB has agreed to guarantee the obligations of SCB LLC under the AB Credit Facility.

   The AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. As of December 31, 2017, AB and SCB LLC were in compliance with these covenants. The AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency- or bankruptcy-related events of default, all amounts payable under the AB Credit Facility automatically would become immediately due and payable, and the lender's commitments automatically would terminate.

   Amounts under the AB Credit Facility may be borrowed, repaid and re-borrowed by AB and SBC LLC from time to time until the maturity of the facility. Voluntary prepayments and commitment reductions requested by AB and SBC LLC are permitted at any time without fee (other than customary breakage costs relating to the prepayment of any drawn loans) upon proper notice and subject to a minimum dollar requirement. Borrowings under the AB Credit Facility bear interest at a rate per annum, which will be, at AB and SBC LLC'S option, a rate equal to an applicable margin, which is subject to adjustment based on the credit ratings of AB, plus one of the following indexes: London Interbank Offered Rate; a floating base rate; or the Federal Funds rate.

   As of December 31, 2017, AB and SCB LLC had no amounts outstanding under the AB Credit Facility and did not draw upon the AB Credit Facility in 2017.

   SCB LLC has three uncommitted lines of credit with three financial institutions. Two of these lines of credit permit SCB LLC to borrow up to an aggregate of approximately $175 million, with AB named as an additional borrower, while line one has no stated limit. As of December 31, 2017, SCB LLC had no bank loans outstanding.

11)RELATED PARTY TRANSACTIONS

   LOANS TO AFFILIATES. In September 2007, AXA issued a $650 million 5.4% Senior Unsecured Note to AXA Equitable. The note pays interest semi-annually and was scheduled to mature on September 30, 2012. In March 2011, the maturity date of the note was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. In November 2014, this loan was refinanced and a new
   $382 million, seven year term loan with an interest rate of 4.0% was issued. In January 2016, the property was sold and a portion of the proceeds was used to repay the $382 million term loan outstanding and a $65 million prepayment penalty.

   In third quarter 2013, AXA Equitable purchased AXA RE Arizona Company's ("AXA RE Arizona") $50 million note receivable from AXA. AXA RE Arizona is a wholly-owned subsidiary of AXA Financial. This note pays interest semi-annually at an interest rate of 5.4% and matures on December 15, 2020.

   LOANS FROM AFFILIATES. In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% which was scheduled to mature on December 1, 2035. In December 2014, AXA Equitable repaid this note at par value plus interest accrued of $1 million to AXA Financial.

   In December 2008, AXA Equitable issued a $500 million callable 7.1% surplus note to AXA Financial. The note paid interest semi-annually and was scheduled to mature on December 1, 2018. In June 2014, AXA Equitable repaid this note at par value plus interest accrued of $3 million to AXA Financial.

   COST SHARING AND SERVICE AGREEMENTS. The Company provides personnel services, employee benefits, facilities, supplies and equipment under service agreements with AXA Financial, certain AXA Financial subsidiaries and affiliates to conduct their business. In addition, the Company participates in certain cost sharing and service agreements with AXA and other nonconsolidated affiliates (collectively, "AXA Affiliates"), including technology and professional development arrangements. The costs related to the cost sharing and service agreements are allocated based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support each company.

   AFFILIATED DISTRIBUTION EXPENSE. AXA Equitable pays commissions and fees to AXA Distribution Holding and its subsidiaries ("AXA Distribution") for sales of insurance products. The commissions and fees paid to AXA Distribution are based on various selling agreements.

   AFFILIATED DISTRIBUTION REVENUE. AXA Distributors, a subsidiary of AXA Equitable, receives commissions and fee revenue from MONY America for sales of its insurance products. The commissions and fees earned from MONY America are based on the various selling agreements.

   INVESTMENT MANAGEMENT AND SERVICE FEES. AXA Equitable FMG, a subsidiary of AXA Equitable, provides investment management and administrative services to EQAT, VIP Trust, 1290 Funds and Other AXA Trusts, all of which are considered related parties. Investment management and service fees earned are calculated as a percentage of assets under management and are recorded as revenue as the related services are performed.

   INVESTMENT MANAGEMENT AND SERVICE EXPENSES. AXA Investment Managers Inc. ("AXA IM") and AXA Rosenberg Investment Management LLC ("AXA Rosenberg") provide sub-advisory services with respect to certain portfolios of EQAT, VIP Trust and the Other AXA Trusts. Also, AXA IM and AXA Real Estate Investment Managers ("AXA REIM") manage certain General Account investments. Fees paid to these affiliates are based on investment advisory service agreements with each affiliate.

   The table below summarizes the expenses reimbursed to/from the Company and fees received/paid by the Company in connection with agreements with AXA Affiliates described above for 2017, 2016 and 2015.

                                                2017     2016     2015
                                              -------- -------- --------
                                                    (in millions)
EXPENSES PAID OR ACCRUED FOR BY THE COMPANY:
General services provided by AXA Affiliates.. $    186 $    188 $    164
Paid or accrued commission and fee expenses
  for sale of insurance products by AXA
  Distribution...............................      608      587      603
Investment management services provided by
  AXA IM, AXA REIM and AXA Rosenberg.........        5        2        1
                                              -------- -------- --------
Total........................................      799      777      768
                                              ======== ======== ========
REVENUE RECEIVED OR ACCRUED FOR BY THE
COMPANY:
General services provided to AXA Affiliates..      456      531      491
Amounts received or accrued for commissions
  and fees earned for sale of MONY America's
  insurance products.........................       43       43       57
Investment management and administrative
  services provided to EQAT, VIP Trust, 1290
  Funds and Other AXA Trusts.................      720      674      707
                                              -------- -------- --------
Total........................................ $  1,219 $  1,248 $  1,255
                                              ======== ======== ========

   INSURANCE RELATED TRANSACTIONS. The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products through reinsurance transactions with AXA RE Arizona.

   The Company currently reinsures to AXA RE Arizona, a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA RE Arizona also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA RE Arizona provide important capital management benefits to AXA Equitable. At December 31, 2017 and 2016, the Company's GMIB reinsurance asset with AXA RE Arizona had carrying values of $8,594 million and $8,578 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums and policy fee income in 2017, 2016 and 2015 totaled approximately $454 million, $447 million and $453 million, respectively. Ceded claims paid in 2017, 2016 and 2015 were $213 million, $65 million and $54 million, respectively.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA RE Arizona to the extent that AXA RE Arizona holds assets in an irrevocable trust (the "Trust") ($9,786 million at December 31, 2017) and/or letters of credit ($3,990 million at December 31, 2017), out of which $250 million letters of credit are guaranteed by AXA Financial while the rest of the letters of credit are guaranteed by AXA. Under the reinsurance transactions, AXA RE Arizona is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA RE Arizona fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA RE Arizona's liquidity.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life, an affiliate. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis.

   Premiums earned in 2017, 2016 and 2015 were $20 million, $20 million and $21 million, respectively. Claims and expenses paid in 2017, 2016 and 2015 were $5 million, $6 million and $5 million, respectively.

   At December 31, 2017 and 2016, affiliated reinsurance recoverables related to insurance contracts amounted to $2,659 million and $2,177 million, respectively.

   In April 2015, AXA entered into a mortality catastrophe bond based on general population mortality in each of France, Japan and the U.S. The purpose of the bond is to protect AXA against a severe worldwide pandemic. AXA Equitable entered into a stop loss reinsurance agreement with AXA Global Life to protect AXA Equitable with respect to a deterioration in its claim experience following the occurrence of an extreme mortality event. Premiums and expenses associated with the reinsurance agreement were $4 million and $4 million in 2017 and 2016, respectively.

   Investment management and service fees includes certain revenues for services provided by AB to mutual funds sponsored by AB. These revenues are described below:

                                                2017    2016     2015
                                              -------- ------- --------
                                                    (IN MILLIONS)

Investment management and services fees...... $  1,148 $   999 $  1,056
Distribution revenues........................      398     372      415
Other revenues -- shareholder servicing fees.       73      76       85
Other revenues -- other......................        7       6        5

   OTHER TRANSACTIONS. Effective December 31, 2015, primary liability for the obligations of AXA Equitable under the AXA Equitable Qualified Pension Plan ("AXA Equitable QP") was transferred from AXA Equitable to AXA Financial under terms of an Assumption Agreement. For additional information regarding this transaction see "Employee Benefit Plans" in Note 12.

   In 2016, AXA Equitable sold artwork to AXA Financial and recognized a $20 million gain on the sale. AXA Equitable used the proceeds received from this sale to make a $21 million donation to AXA Foundation, Inc. (the "Foundation"). The Foundation was organized for the purpose of distributing grants to various tax-exempt charitable organizations and administering various matching gift programs for AXA Equitable, its subsidiaries and affiliates.

   In 2016, AXA Equitable and Saum Sing LLC ("Saum Sing"), an affiliate, formed Broad Vista Partners LLC ("Broad Vista"), of which AXA Equitable owns 70% and Saum Sing owns 30%. On June 30, 2016, Broad Vista entered into a real estate joint venture with a third party and AXA Equitable invested approximately $25 million, reported in Other equity investments in the consolidated balance sheets.

12)EMPLOYEE BENEFIT PLANS

   AXA Equitable Retirement Plans

   AXA Equitable sponsors the AXA Equitable 401(k) Plan, a qualified defined contribution plan for eligible employees and financial professionals. The plan provides for both a company contribution and a discretionary profit-sharing contribution. Expenses associated with this 401(k) Plan were $15 million, $16 million and $18 million in 2017, 2016 and 2015, respectively.

   AXA Equitable also sponsors the AXA Equitable Retirement Plan (the "AXA Equitable QP"), a frozen qualified defined benefit pension plan covering its eligible employees and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average income over a specified period in the plan.

   Effective December 31, 2015, primary liability for the obligations of AXA Equitable under the AXA Equitable QP was transferred from AXA Equitable to AXA Financial under the terms of an Assumption Agreement (the "Assumption Transaction"). Immediately preceding the Assumption Transaction, the AXA Equitable QP had plan assets (held in a trust for the exclusive benefit of plan participants) with market value of approximately $2,236 million and liabilities of approximately $2,447 million. The assumption by AXA Financial and resulting extinguishment of AXA Equitable's primary liability for its obligations under the AXA Equitable QP was recognized by AXA Equitable as a capital contribution in the amount of $211 million ($137 million, net of tax), reflecting the non-cash settlement of its net unfunded liability for the AXA Equitable QP at December 31, 2015. In addition, approximately
   $1,193 million ($772 million, net of tax) unrecognized net actuarial losses related to the AXA Equitable QP and accumulated in AOCI were also transferred to AXA Financial due to the Assumption Transaction. AXA Equitable remains secondarily liable for its obligations under the AXA Equitable QP and would recognize such liability in the event AXA Financial does not perform under the terms of the Assumption Agreement.

   AB Retirement Plans

   AB maintains the Profit Sharing Plan for Employees of AB, a tax-qualified retirement plan for U.S. employees. Employer contributions under this plan are discretionary and generally are limited to the amount deductible for federal income tax purposes.

   AB also maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AB in the United States prior to October 2, 2000 (the "AB Plan"). Benefits under the
   AB Plan are based on years of credited service and average final base salary.

   AB uses a December 31 measurement date for the AB Plan.

   Funding Policy

   The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Protection Act of 2006 (the "Pension Act"), and not greater than the maximum the Company can deduct for federal income tax purposes. Based on the funded status of the plans at December 31, 2016, AB contributed $4 million to the AB Plan during 2017. AB currently estimates that it will contribute $5 million to the AB Plan during 2018. No minimum funding contributions under ERISA are required to be made to the AXA Equitable plans, and management does not expect to make any discretionary contribution to those plans during 2018.

   Net Periodic Pension Expense

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                                2017     2016     2015
                                              --------  ------  --------
                                                     (IN MILLIONS)
Service cost................................. $     --  $   --  $      8
Interest cost................................        6       6        93
Expected return on assets....................       (5)     (5)     (159)
Actuarial (gain) loss........................        1       1         1
Net amortization.............................       --      --       110
                                              --------  ------  --------
Net Periodic Pension Expense................. $      2  $    2  $     53
                                              ========  ======  ========

   Changes in PBO

   Changes in the PBO of the Company's qualified plans were comprised of:

                                                 DECEMBER 31,
                                              ------------------
                                                2017      2016
                                              --------  --------
                                                 (IN MILLIONS)

Projected benefit obligation, beginning of
  year....................................... $    132  $    129
Interest cost................................        6         6
Actuarial (gains) losses.....................       14         2
Benefits paid................................       (6)       (5)
                                              --------  --------
  Projected Benefit Obligation...............      146       132
Transfer to AXA Financial....................       --        --
                                              --------  --------
Projected Benefit Obligation, End of Year.... $    146  $    132
                                              ========  ========

   Changes in Plan Assets/Funded Status

   The following table discloses the changes in plan assets and the funded status of the Company's qualified pension plans. The fair value of plan assets supporting the AXA Equitable QP liability was not impacted by the Assumption Transaction and the payment of plan benefits will continue to be made from the plan assets held in trust for the exclusive benefit of plan participants.

                                                DECEMBER 31,
                                              ----------------
                                                2017     2016
                                              --------  ------
                                                (IN MILLIONS)

Pension plan assets at fair value, beginning
  of year.................................... $     87  $   86
Actual return on plan assets.................       14       4
Contributions................................        4      --
Benefits paid and fees.......................       (4)     (3)
                                              --------  ------
Pension plan assets at fair value, end of
  year.......................................      101      87
PBO..........................................      146     132
                                              --------  ------
  Excess of PBO Over Pension Plan Assets.....      (45)    (45)
Transfer to AXA Financial.................... $     --  $   --
                                              --------  ------
Excess of PBO Over Pension Plan Assets, end
  of year.................................... $    (45) $  (45)
                                              ========  ======

   Accrued pension costs of $(45) million and $(45) million at December 31, 2017 and 2016, respectively, were recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans. The aggregate PBO/accumulated benefit obligation ("ABO") and fair value of pension plan assets for plans with PBOs/ABOs in excess of their assets were $146 million and $101 million, respectively, at December 31, 2017 and $132 million and $87 million, respectively, at December 31, 2016.

   Unrecognized Net Actuarial (Gain) Loss

   The following table discloses the amounts included in AOCI at December 31, 2017 and 2016 that have not yet been recognized as components of net periodic pension cost.

                                              DECEMBER 31,
                                              -------------
                                               2017   2016
                                              ------ ------
                                              (IN MILLIONS)

Unrecognized net actuarial (gain) loss....... $   55 $   51
Unrecognized prior service cost (credit).....      1      1
                                              ------ ------
  Total...................................... $   56 $   52
                                              ====== ======

   The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are approximately $1.6 million and $23,959, respectively.

   Pension Plan Assets

   The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the fair values of the Company's invested assets that are measured at fair value on a recurring basis. See Note 2 for a description of the fair value hierarchy.

   At December 31, 2017 and 2016, the total fair value of plan assets for the qualified pension plans was approximately $101 million and $87 million, respectively, all supporting the AB qualified retirement plan.

                                              DECEMBER 31,
                                              ------------
                                               2017   2016
                                              -----  -----
Fixed Maturities.............................  15.0%  18.0%
Equity Securities............................  66.0   61.0
Other........................................  19.0   21.0
                                              -----  -----
Total........................................ 100.0% 100.0%
                                              =====  =====

                                              LEVEL 1 LEVEL 2 LEVEL 3 TOTAL
                                              ------- ------- ------- -----
                                                      (IN MILLIONS)
DECEMBER 31, 2017:
ASSET CATEGORIES
Common and preferred equity.................. $    24 $    -- $    -- $  24
Mutual funds.................................      55      --      --    55
                                              ------- ------- ------- -----
  Total assets in the fair value hierarchy...      79      --      --    79
Investments measured at net assets value.....      --      --      --    22
                                              ------- ------- ------- -----
   Investments at fair value................. $    79 $    -- $    -- $ 101
                                              ======= ======= ======= =====
December 31, 2016:
Asset Categories
Common and preferred equity.................. $    21 $    -- $    -- $  21
Mutual funds.................................      47      --      --    47
                                              ------- ------- ------- -----
  Total assets in the fair value hierarchy...      68      --      --    68
Investments measured at net assets value.....      --      --      --    19
                                              ------- ------- ------- -----
   Investments at fair value................. $    68 $    -- $    -- $  87
                                              ======= ======= ======= =====

   Plan asset guidelines for the AB qualified retirement plan specify an allocation weighting of 30% to 60% for return seeking investments (target of 40%), 10% to 30% for risk mitigating investments (target of 15%), 0% to 25% for diversifying investments (target of 17%) and 18% to 38% for dynamic asset allocation (target of 28%). Investments in mutual funds, hedge funds (and other alternative investments), and other commingled investment vehicles are permitted under the guidelines. Investments are permitted in overlay portfolios (regulated mutual funds) to complement the long-term strategic asset allocation. This portfolio overlay strategy is designed to manage short-term portfolio risk and mitigate the effect of extreme outcomes.

   Assumptions

   DISCOUNT RATE

   The benefits obligations and related net periodic costs of the Company's qualified and non-qualified pension plans are measured using discount rate assumptions that reflect the rates at which the plans' benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the plans are discounted using a published high-quality bond yield curve as a practical expedient for a matching bond approach. Beginning in 2014, AXA Equitable uses the Citigroup Pension Above-Median-AA Curve (the "Citigroup Curve") for this purpose. The Company has concluded that an adjustment to the Citigroup Curve is not required after comparing the projected benefit streams of the plans to the cash flows and duration of the reference bonds.

   At December 31, 2015, AXA Equitable refined its calculation of the discount rate to use the discrete single equivalent discount rate for each plan as compared to its previous use of an aggregate, weighted average practical expedient. Use of the discrete approach at December 31, 2015 produced a discount rate for the AXA Equitable Life QP of 3.98% as compared to a 4.00% aggregate rate, thereby increasing the net unfunded PBO of the AXA Equitable Life QP by approximately $4 million in 2015.

   MORTALITY

   At December 31, 2015, AXA Equitable concluded to change the mortality projection scale used to measure and report the Company's defined benefit plan obligations from 125% Scale AA to Scale BB, representing a reasonable "fit" to the results of the AXA Equitable QP mortality experience study and a closer alignment to current thinking with respect to projections of mortality improvements.

   In October 2016, the Society of Actuaries ("SOA") released MP-2016, its second annual update to the "gold standard" mortality projection scale issued by the SOA in 2014, reflecting three additional years of historical U.S. population historical mortality data (2012 through 2014). Similar to its predecessor (MP-2015), MP-2016 indicated that, while mortality data continued to show longer lives, longevity was increasing at a slower rate and lagging behind that previously suggested both by MP-2015 and MP-2014. The Company considered this new data as well as observations made from current practice regarding how to best estimate improved trends in life expectancies and concluded to continue using the RP-2000 base mortality table projected on a full generational basis with Scale BB mortality improvements for purposes of measuring and reporting its consolidated defined benefit plan obligations at December 31, 2017.

   Actuarial computations used to determine net periodic costs were made utilizing the following weighted-average assumptions:

                                              Year ended December31,
                                              ---------------------
                                              2017    2016    2015
                                              ----    ----    ----
Discount rate on benefit obligations......... 4.55%   4.75%   4.30%
Expected long-term rate of return on plan
  assets.....................................  6.0%    6.5%    7.0%

   In developing the expected long-term rate of return on plan assets of 6.0%, management considered the historical returns and future expectations for returns for each asset category, as well as the target asset allocation of the portfolio. The expected long-term rate of return on assets is based on weighted average expected returns for each asset class.

   As of December 31, 2017, the mortality projection assumption has been updated to use the generational MP-2017 improvement scale. Previously, mortality was projected generationally using the MP-2016 improvements scale. The base mortality assumption remains at the RP-2014 white-collar mortality table for males and females adjusted back to 2006 using the MP-2014 improvement scale.

   The Internal Revenue Service ("IRS") recently updated the mortality tables used to determine lump sums. For fiscal year-end 2017, we reflected the actual IRS table for 2018 with assumed annual updates for years 2019 and later on the base table (RP-2014 backed off to 2006) with the assumed projection scale of MP-2017.

   The following table discloses assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2017 and 2016. As described above, AXA Equitable refined its calculation of the discount rate for the year ended December 31, 2015 valuation of its defined benefits plans to use the discrete single equivalent discount rate for each plan as compared to its previous use of an aggregate, weighted average practical expedient.

                                              DECEMBER 31,
                                              -----------
                                              2017   2016
                                              -----  -----
Discount rates:
   Other AXA Equitable defined benefit plans. 3.17%  3.48%
   AB Qualified Retirement Plan.............. 4.55%  4.75%
   Periodic cost............................. 3.48%   3.7%
   Expected long-term rates of return on
     pension plan assets (periodic cost).....  6.0%   6.5%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

   Future Benefits

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2018, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2017 and include benefits attributable to estimated future employee service.

                                                 PENSION
                                                BENEFITS
                                              -------------
                                              (IN MILLIONS)

2018.........................................  $          7
2019.........................................             7
2020.........................................             5
2021.........................................             6
2022.........................................             8
Years 2023-2027..............................            40

   AXA FINANCIAL ASSUMPTIONS

   In addition to the Assumption Transaction, since December 31, 1999, AXA Financial has legally assumed primary liability from AXA Equitable for all current and future liabilities of AXA Equitable under certain employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with all of these plans, as described in Note 12.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees, financial professionals and non-officer directors of AXA Financial and its subsidiaries, including the Company. AB also sponsors its own unit option plans for certain of its employees.

   Compensation costs for 2017, 2016 and 2015 for share-based payment arrangements as further described herein are as follows:

                                               2017   2016   2015
                                              ------ ------ ------
                                                 (IN MILLIONS)
Performance Shares........................... $   18 $   17 $   18
Stock Options (Other than AB stock options)..      1      1      1
AXA Shareplan................................      9     14     16
Restricted Awards............................    185    154    174
Other Compensation plans/(1)/................      2      1      2
                                              ------ ------ ------
Total Compensation Expenses.................. $  215 $  187 $  211
                                              ====== ====== ======

  /(1)/Other compensation plans include Stock Appreciation Rights, Restricted
       Stock and AXA Miles.

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance shares under the AXA International Performance Shares Plan (the "Performance Share Plan"). Prior to 2013, they were granted performance units under AXA's Performance Unit Plan.

   Non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable) are granted restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA
   ADRs) annually under The Equity Plan for Directors. They also were granted ADR stock options in years prior to 2014.

   Performance Units and Performance Shares

   2017 GRANT. On June 21, 2017, under the terms of the Performance Share Plan, AXA awarded approximately 1.7 million unearned performance shares to employees of the Company. For employees in our retirement and protection businesses, the extent to which 2017-2019 cumulative performance targets measuring the performance of AXA and the retirement and protection businesses are achieved will determine the number of performance shares earned, which may vary between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the fourth anniversary of the award date. The plan will settle in AXA ordinary shares to all participants. In 2017, the expense associated with the June 21, 2017 grant of performance shares was approximately $9 million.

   SETTLEMENT OF 2014 GRANT IN 2017. On March 24, 2017, share distributions totaling of approximately $21 million were made to active and former AXA Equitable employees in settlement of 2.3 million performance shares earned under the terms of the AXA Performance Share Plan 2014.

   2016 GRANT. On June 6, 2016, under the terms of the Performance Share Plan, AXA awarded approximately 1.9 million unearned performance shares to employees of AXA Equitable. For employees in our retirement and protection businesses, the extent to which 2017-2019 cumulative performance targets measuring the performance of AXA and the retirement and protection businesses are achieved will determine the number of performance shares earned, which may vary between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the fourth anniversary of the award date. The plan will settle in AXA ordinary shares to all participants. In 2017 and 2016, the expense associated with the June 6, 2016 grant of performance shares was approximately $4 million and $10 million, respectively.

   SETTLEMENT OF 2013 GRANT IN 2016. On March 22, 2016, cash distributions of approximately $55 million were made to active and former AXA Equitable employees in settlement of 2.3 million performance units earned under the terms of the 2013 Performance Share Plan.

   2015 GRANT. On June 19, 2015, under the terms of the Performance Share Plan, AXA awarded approximately 1.7 million unearned performance shares to employees of AXA Equitable. For employees in our retirement and protection businesses, the extent to which 2016-2018 cumulative performance targets measuring the performance of AXA and the retirement and protection businesses are achieved will determine the number of performance shares earned, which may vary between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the fourth anniversary of the award date. The plan will settle in AXA ordinary shares to all participants. In 2017, 2016 and 2015, the expense associated with the June 19, 2015 grant of performance shares was $3 million, $4 million and $8 million, respectively.

   SETTLEMENT OF 2012 GRANT IN 2015. On April 2, 2015, cash distributions of approximately $53 million were made to active and former AXA Equitable employees in settlement of approximately 2.3 million performance units earned under the terms of the AXA Performance Unit Plan 2012.

   The fair values of awards made under these programs are measured at the grant date by reference to the closing price of the AXA ordinary share, and the result, as adjusted for achievement of performance targets and pre-vesting forfeitures, generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes until settlement are made only for performance unit awards as they are settled in cash. The fair value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2017 and 2016 was $45 million and $31 million, respectively. Approximately 2 million outstanding performance shares are at risk to achievement of 2017 performance criteria, primarily representing all of the performance shares granted June 19, 2015 and the second tranche of performance shares granted March 24, 2014, for which cumulative average 2016-2018 and 2015-2017 performance targets will determine the number of performance units and shares earned under those awards, respectively.

   Stock Options

   2017 GRANT. On June 21, 2017, 0.5 million options to purchase AXA ordinary shares were granted to employees of the Company under the terms of the Stock Option Plan at an exercise price of (Euro)23.92. All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on June 21, 2017, 0.3 million are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on June 21, 2017 have a ten-year term. The weighted average grant date fair value per option award was estimated at (Euro)1.78 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 25.05%, a weighted average expected term of 8.8 years, an expected dividend yield of 6.53% and a risk-free interest rate of 0.59%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2017, the Company recognized expenses associated with the June 21, 2017 grant of options of approximately $0.5 million.

   2016 GRANT. On June 6, 2016, 0.6 million options to purchase AXA ordinary shares were granted to employees of the Company under the terms of the Stock Option Plan at an exercise price of (Euro)21.52. All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on June 6, 2016, 0.3 million are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on June 6, 2016 have a ten-year term. The weighted average grant date fair value per option award was estimated at (Euro)1.85 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 26.6%, a weighted average expected term of 8.1 years, an expected dividend yield of 6.49% and a risk-free interest rate of 0.33%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2017 and 2016, the Company recognized expenses associated with the June 6, 2015 grant of options of approximately $0.1 million and $0.6 million, respectively.

   2015 GRANT. On June 19, 2015, 0.4 million options to purchase AXA ordinary shares were granted to employees of the Company under the terms of the Stock Option Plan at an exercise price of (Euro)22.90. All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on June 19, 2015, 0.2 million are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on June 19, 2015 have a ten-year term. The weighted average grant date fair value per option award was estimated at (Euro)1.58 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 23.68%, a weighted average expected term of 8.2 years, an expected dividend yield of 6.29% and a risk-free interest rate of 0.92%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2017, 2016 and 2015, the Company recognized expenses associated with the June 19, 2015 grant of options of approximately $0.1 million, $0.1 million and $0.3 million, respectively.

   Shares Authorized

   There is no limitation in the Stock Option Plan or the Equity Plan for Directors on the number of shares that may be issued pursuant to option or other grants.

   A summary of the activity in the AXA and the Company's option plans during 2017 follows:

                                                                             Options Outstanding
                                              ---------------------------------------------------------------------------------
                                                      AXA Ordinary Shares             AXA ADRs/(2)/         AB Holding Units
                                              ---------------------------------   ---------------------- ----------------------
                                                                  Weighted                     Weighted               Weighted
                                                Number            Average           Number     Average     Number     Average
                                              Outstanding         Exercise        Outstanding  Exercise  Outstanding  Exercise
                                              (In 000's)           Price          (In 000's)    Price    (In 000's)    Price
                                              -----------  --------------------   -----------  --------- -----------  ---------

Options Outstanding at January 1, 2017.......       9,536        (Euro)   21.02            45  $   24.90       5,085  $   49.45
Options granted..............................         488          (Euro) 23.92            --  $      --          --  $      --
Options exercised............................      (1,996) (Euro)         18.02            (2) $   21.35      (1,180) $   17.04
Options forfeited, net.......................          --  (Euro)            --            --  $      --          --  $      --
Options expired..............................      (2,626)                33.77            (8)     42.62        (823) $   84.96
                                               ----------                         -----------             ----------
Options Outstanding at December 31, 2017.....       5,402  (Euro)         17.36            35  $   20.98       3,082  $   52.37
                                               ==========  ====================   ===========  =========  ==========  =========
Aggregate Intrinsic..........................
Value of Options Outstanding/(1)/............              (Euro)     39,861/(2)/              $     303                     --
                                                           ====================                =========              =========
Weighted Average Remaining Contractual Term
  (in years).................................         4.2                                 1.2                    1.2
                                               ==========                         ===========             ==========
Options Exercisable at December 31, 2017.....       3,406  (Euro)         14.68            35  $   42.62       3,018  $   52.97
                                               ==========  ====================   ===========  =========  ==========  =========
Aggregate Intrinsic Value of Options
  Exercisable & Expected to Vest/(1)/........              (Euro)        34,275                $     303                     --
                                                           ====================                =========              =========
Weighted Average Remaining Contractual Term
  (in years).................................         2.8                                 1.2                    1.1
                                               ==========                         ===========             ==========

  /(1)/Aggregate intrinsic value, presented in thousands, is calculated as the excess of the closing market price on December 31, 2017 of the respective underlying shares over the strike prices of the option awards.
  /(2)/AXA ordinary shares will be delivered to participants in lieu of AXA
       ADRs at exercise or maturity.

   No stock options were exercised in 2017 and 2016. The intrinsic value related to exercises of stock options during 2015 was approximately
   $0.2 million, resulting in amounts currently deductible for tax purposes of approximately $0.1 million for the period then ended. In 2015, windfall tax benefits of approximately $0.1 million resulted from exercises of stock option awards.

   At December 31, 2017, AXA Financial held 22,974 AXA ordinary shares in treasury at a weighted average cost of $23.14 per share, which were designated to fund future exercises of outstanding stock options.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2017, 2016 and 2015, respectively.

                                                   AXA Ordinary Shares       AB Holding Units/(1)/
                                              ----------------------------  -----------------------
                                                2017      2016      2015    2017   2016      2015
                                              --------  --------  --------  ---- --------  --------

Dividend yield...............................     6.53%     6.49%     6.29%  N/A     7.10%     7.10%
Expected volatility..........................    25.05%    26.60%    23.68%  N/A    31.00%    32.10%
Risk-free interest rates.....................     0.59%     0.33%     0.92%  N/A     1.30%     1.50%
Expected life in years.......................     8.83       8.1       8.2   N/A      6.0       6.0
Weighted average fair value per option at
  grant date................................. $   2.01  $   2.06  $   1.73   N/A $   2.75  $   4.13

  /(1)/There were no options to buy AB Holding Units awarded during 2017. As such, the input assumptions for 2017 are not applicable.

   As of December 31, 2017, approximately $1 million of unrecognized compensation cost related to unvested stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 2.8 years.

   AXA OPTIONS VALUATION. The fair value of AXA stock options is calculated using the Black-Scholes option pricing model. The expected AXA dividend yield is based on market consensus. AXA share price volatility is estimated on the basis of implied volatility, which is checked against an analysis of historical volatility to ensure consistency. The risk-free interest rate is based on the Euro Swap Rate curve for the appropriate term. The effect of expected early exercise is taken into account through the use of an expected life assumption based on historical data.

   AB HOLDING UNIT OPTIONS VALUATION. The fair value of units representing assignments of beneficial ownership of limited partnership interests in AB Holding ("AB Holding Units") options is calculated using the Black-Scholes option pricing model. The expected cash distribution yield is based on the average of our distribution yield over the past four quarters. The volatility factor represents historical AB Holding Units price volatility over the same period as the expected term. The risk-free interest rate is based on the U.S. Treasury bond yield for the appropriate expected term. The expected term was calculated using the simplified method, due to the lack of sufficient historical data.

   Restricted Awards

   Under The Equity Plan for Directors, AXA Financial grants non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable) restricted AXA ordinary shares. Likewise, AB awards restricted AB Holding units to independent members of its General Partner.

   The Company has also granted restricted AXA ordinary share units ("RSUs") to certain executives. The RSUs are phantom AXA ordinary shares that, once vested, entitle the recipient to a cash payment based on the average closing price of the AXA ordinary share over the twenty trading days immediately preceding the vesting date.

   For 2017, 2016 and 2015, respectively, the Company recognized compensation costs of $185 million, $154 million and $174 million for outstanding restricted stock and RSUs. The fair values of awards made under these programs are measured at the grant date by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes are made until settlement and only for RSUs. At December 31, 2017, approximately
   19.1 million restricted AXA ordinary shares and AB Holding unit awards remain unvested. At December 31, 2017, approximately $57 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 3.0 years.

   The following table summarizes restricted AXA ordinary share activity for 2017. In addition, approximately 11,069 RSUs were granted during 2017 with graded vesting over a weighted average service period of 2.06 years.

                                                          WEIGHTED
                                              SHARES OF   AVERAGE
                                              RESTRICTED GRANT DATE
                                                STOCK    FAIR VALUE
                                              ---------- ----------
Unvested as of January 1, 2017...............     36,306 $    24.46
Granted......................................     12,929 $    27.49
Vested.......................................     11,819 $    24.30
                                               --------- ----------
Unvested as of December 31, 2017.............     37,416 $    24.04
                                               ========= ==========

   Unrestricted Awards

   Under the Equity Plan for Directors, AXA Financial provides a stock retainer to non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable). Pursuant to the terms of the retainer, the non-officer directors receive AXA ordinary shares valued at $55,000 each year, paid on a semi-annual basis. These shares are not subject to any vesting requirement or other restriction.

   AXA Shareplan

   In 2017, eligible employees of participating AXA Financial subsidiaries (including AXA Equitable) were offered the opportunity to purchase newly issued AXA ordinary shares, subject to plan limits, under the terms of AXA Shareplan 2017. Eligible employees could have reserved a share purchase during the reservation period from August 28, 2017 through September 8, 2017 and could have canceled their reservation or elected to make a purchase for the first time during the retraction/subscription period from October 13, 2017 through October 17, 2017. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 11, 2017 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of (Euro)20.19 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at an 8.98% formula discounted price of (Euro)22.96 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty-two week period preceding the scheduled end date of AXA Shareplan 2017, which is July 1, 2022. All subscriptions became binding and irrevocable on October 17, 2017.

   The Company recognized compensation expense of $9 million, $14 million and $16 million in 2017, 2016 and 2015 in connection with each respective year's offering of AXA stock under the AXA Shareplan, representing the aggregate discount provided to AXA Equitable participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. AXA Equitable participants in AXA Shareplan 2017, 2016 and 2015 primarily invested under Investment Option B for the purchase of approximately $4 million, $6 million and $5 million AXA ordinary shares, respectively.

   AXA Miles Program 2012

   On March 16, 2012, under the terms of the AXA Miles Program 2012, AXA granted 50 AXA Miles to every employee and eligible financial professional of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents a phantom share of AXA stock that will convert to an actual AXA ordinary share at the end of a four-year vesting period provided the employee or financial professional remains in the employ of the company or has retired from service. Half of each AXA Miles grant, or 25 AXA Miles, were subject to an additional vesting condition that required improvement in at least one of two AXA performance metrics in 2012 as compared to 2011. This vesting condition has been satisfied. On March 16, 2016, AXA ordinary share distributions totaling approximately $4 million were made to active and former employees of the Company in settlement of approximately 0.2 million AXA Miles earned under the terms of the AXA Miles Program 2012.

   AB Long-term Incentive Compensation Plans

   AB maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AB Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect, wholly-owned subsidiary of the Company, is obligated to make capital contributions to AB in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AB in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in AB Holding Units or certain investment products (primarily mutual funds) sponsored by AB. Beginning in 2009, annual awards granted under the Amended and Restated AB Incentive Compensation Award Program were in the form of restricted AB Holding Units.

   AB engages in open-market purchases of AB Holding Units to help fund anticipated obligations under its incentive compensation award program, for purchases of AB Holding Units from employees and other corporate purposes. During 2017 and 2016, AB purchased 9 million and 11 million Holding units for $220 million and $237 million respectively. These amounts reflect open-market purchases of 5 million and 8 million AB Holding units for $117 million and $176 million, respectively, with the remainder relating to purchases of AB Holding units from employees to allow them to fulfill statutory tax withholding requirements at the time of distribution of long-term incentive compensation awards, offset by AB Holding units purchased by employees as part of a distribution reinvestment election.

   During 2017, AB granted to employees and eligible directors 8.3 million restricted AB Holding unit awards (including 6.1 million granted in December for 2017 year-end awards).

   During 2016, AB granted to employees and eligible directors 7.0 million restricted AB Holding awards (including 6.1 million granted in December 2016 for year-end awards). The cost of awards made in the form of restricted AB Holding Units was measured, recognized, and disclosed as a share-based compensation program.

   During 2017 and 2016, AB Holding issued 1.2 million and 0.4 million AB Holding units, respectively, upon exercise of options to buy AB Holding units. AB Holding used the proceeds of $20 million and $6 million, respectively, received from employees as payment in cash for the exercise price to purchase the equivalent number of newly-issued AB Holding Units.

   Effective as of September 30, 2017, AB established the AB 2017 Long Term Incentive Plan ("2017 Plan"), which was adopted at a special meeting of AB Holding Unitholders held on September 29, 2017. The following forms of awards may be granted to employees and Eligible Directors under the 2017
   Plan: (i) restricted AB Holding Units or phantom restricted AB Holding Units (a "phantom" award is a contractual right to receive AB Holding Units at a later date or upon a specified event); (ii) options to buy AB Holding Units; and (iii) other AB Holding Unit-based awards (including, without limitation, AB Holding Unit appreciation rights and performance awards). The purpose of the 2017

   Plan is to promote the interest of AB by: (i) attracting and retaining talented officers, employees and directors, (ii) motivating such officers, employees and directors by means of performance-related incentives to achieve longer-range business and operational goals, (iii) enabling such officers, employees and directors to participate in the long-term growth and financial success of AB, and (iv) aligning the interests of such officers, employees and directors with those of AB Holding Unitholders. The 2017 Plan will expire on September 30, 2027, and no awards under the 2017 Plan will be made after that date. Under the 2017 Plan, the aggregate number of AB Holding Units with respect to which awards may be granted is 60 million, including no more than 30 million newly-issued AB Holding units.

   As of December 31, 2017, no options to buy AB Holding units had been granted and 6.1 million AB Holding units, net of withholding tax requirements, were subject to other AB Holding Unit awards made under the 2017 Plan or an equity compensation plan with similar terms that was canceled in 2017. AB Holding Unit-based awards (including options) in respect of 53.9 million AB Holding units were available for grant as of December 31, 2017.

   The AllianceBernstein 2010 Long Term Incentive Plan, as amended, was canceled on September 30, 2017. The awards and terms under the 2010 Long Term Incentive Plan were substantially similar to the 2017 Plan.

14)INCOME TAXES

   Income (loss) from continuing operations before income taxes included income from domestic operations of $2,115 million, $505 million and $924 million for the years ended December 31, 2017, 2016 and 2015, and income (losses) from foreign operations of $140 million, $117 million and $114 million for the years ended December 31, 2017, 2016 and 2015. Approximately $29 million, $31 million, and $28 million of the company's income tax expense is attributed to foreign jurisdictions for the years ended December 31, 2017, 2016 and 2015.

   A summary of the income tax (expense) benefit in the consolidated statements of income (loss) follows:

                                                 2017       2016     2015
                                              ----------  -------  -------
                                                      (IN MILLIONS)
Income tax (expense) benefit:
  Current (expense) benefit.................. $       (6) $  (274) $   (19)
  Deferred (expense) benefit.................      1,145      358       41
                                              ----------  -------  -------
Total........................................ $    1,139  $    84  $    22
                                              ==========  =======  =======

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the income before income taxes and noncontrolling interest by the expected Federal income tax rate of 35.0%. The sources of the difference and their tax effects are as follows:

                                                 2017      2016     2015
                                              ---------  -------  --------
                                                      (IN MILLIONS)

Expected income tax (expense) benefit........ $    (789) $  (218) $   (363)
Noncontrolling interest......................       175      162       118
Non-taxable investment income (loss).........       250      175       189
Tax audit interest...........................        (6)     (22)        1
State income taxes...........................        (3)      (8)        1
Tax settlements/Uncertain Tax Position
  Release....................................       221       --        77
Change in Tax Law............................     1,308       --        --
Other........................................       (17)      (5)       (1)
                                              ---------  -------  --------
Income tax (expense) benefit................. $   1,139  $    84  $     22
                                              =========  =======  ========

   During the second quarter of 2017, the Company agreed to the Internal Revenue Service's Revenue Agent's Report for its consolidated 2008 and 2009 Federal corporate income tax returns. The impact on the Company's financial statements and unrecognized tax benefits was a tax benefit of $221 million.

   In second quarter 2015, the Company recognized a tax benefit of $77 million related to settlement with the IRS on the appeal of proposed adjustments to the Company's 2004 and 2005 Federal corporate income tax returns.

   The Tax Cuts and Jobs Act (the "Tax Reform Act") was enacted on December 22, 2017. The SEC issued Staff Accounting Bulletin No. 118 ("SAB 118") to address the application of U.S. GAAP in situations where a company does not have the necessary information available to complete its accounting for certain income tax effects of the Tax Reform Act. In accordance with SAB 118, the Company determined reasonable estimates for certain effects of the Tax Reform Act and recorded those estimates as provisional amounts in the 2017 financial statements due to the need for further analysis, collection and preparation of the relevant data necessary to complete the accounting. These amounts are subject to change as the information necessary to complete the calculations is obtained and as tax authorities issue further guidance.

   The following provisional amounts related to the impact of the Tax Reform Act are included in the Company's financial statements:

      . An income tax benefit of $1,331 million from the reduction of deferred tax liabilities due to lower corporate tax rates. The Company will recognize changes to this estimate as the calculation of cumulative temporary differences is refined.

      . An income tax expense of $23 million to account for the deemed repatriation of foreign earnings. The determination of this tax requires further analysis regarding the amount and composition of historical foreign earnings.

   The components of the net deferred income taxes are as follows:

                                               DECEMBER 31, 2017    December 31, 2016
                                              -------------------- --------------------
                                               ASSETS  LIABILITIES  Assets  Liabilities
                                              -------- ----------- -------- -----------
                                                            (IN MILLIONS)

Compensation and related benefits............ $     47  $       -- $     88  $       --
Net operating loss...........................       --          --       --          --
Reserves and reinsurance.....................       --          83       --         534
DAC..........................................       --         821       --       1,463
Unrealized investment gains (losses).........       --         298       --          23
Investments..................................       --         997       --       1,062
Alternative minimum tax credits..............      387          --      394          --
Other........................................       67          --        5          --
                                              --------  ---------- --------  ----------
Total........................................ $    501  $    2,199 $    487  $    3,082
                                              ========  ========== ========  ==========

   As of December 31, 2017, the Company had $387 million of AMT credits which do not expire. While the Tax Reform Act repealed the corporate AMT and allows for the refund of a portion of accumulated minimum tax credits, the refundable credits may be subject to a sequestration fee. Included in the deferred tax revaluation is a $20 million charge related to the sequestration of refundable AMT credits.

   In accordance with the recently enacted Tax Reform Act, the Company provided a $23 million provisional charge on the deemed repatriation of earnings associated with non-U.S. corporate subsidiaries. Therefore, the Company is no longer asserting permanent reinvestment of earnings overseas. Per SAB 118, the Company continues to evaluate the remaining income tax effects on the reversal of the indefinite reinvestment assertion as a result of the Tax Reform Act.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                               2017    2016   2015
                                              ------  ------ ------
                                                  (IN MILLIONS)

Balance at January 1,........................ $  457  $  418 $  475
Additions for tax positions of prior years...     28      39     44
Reductions for tax positions of prior years..   (245)     --   (101)
Additions for tax positions of current year..     --      --     --
Settlements with Tax Authorities.............    (33)     --     --
                                              ------  ------ ------
Balance at December 31,...................... $  207  $  457 $  418
                                              ------  ------ ------
Unrecognized tax benefits that, if
  recognized, would impact the effective rate    172     329    293
                                              ======  ====== ======

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2017 and 2016 were $23 million and $67 million, respectively. For 2017, 2016 and 2015, respectively, there were $(44) million, $15 million and $(25) million in interest expense related to unrecognized tax benefits.

   It is reasonably possible that the total amount of unrecognized tax benefits will change within the next 12 months due to the conclusion of IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

   As of December 31, 2017, tax years 2010 and subsequent remain subject to examination by the IRS.

15)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in Net income (loss). The balances for the past three years follow:

                                                 DECEMBER 31,
                                              ------------------
                                               2017  2016   2015
                                              -----  ----  -----
                                                 (IN MILLIONS)
Unrealized gains (losses) on investments..... $ 617  $ 54  $ 248
Foreign currency translation adjustments.....   (36)  (77)   (59)
Defined benefit pension plans................   (51)  (46)   (43)
                                              -----  ----  -----
Total accumulated other comprehensive income
  (loss).....................................   530   (69)   146
                                              -----  ----  -----
Less: Accumulated other comprehensive
  (income) loss attributable to
  noncontrolling interest....................    68    86     69
                                              -----  ----  -----
Accumulated Other Comprehensive Income
  (Loss) Attributable to AXA Equitable....... $ 598  $ 17  $ 215
                                              =====  ====  =====

   The components of OCI for the past three years, net of tax, follow:

                                                 2017   2016    2015
                                                -----  -----  -------
                                                    (IN MILLIONS)
Foreign currency translation adjustments:
  Foreign currency translation gains
   (losses) arising during the period.......... $  41  $ (18) $   (25)
  (Gains) losses reclassified into net
   income (loss) during the period.............    --     --       --
                                                -----  -----  -------
  Foreign currency translation adjustment......    41    (18)     (25)
                                                -----  -----  -------
Change in net unrealized gains (losses) on
  investments:
  Net unrealized gains (losses) arising
   during the year.............................   741   (160)  (1,020)
  (Gains) losses reclassified into net
   income (loss) during the year/(1)/..........     8      2       12
                                                -----  -----  -------
Net unrealized gains (losses) on investments...   749   (158)  (1,008)
Adjustments for policyholders' liabilities,
  DAC, insurance liability loss recognition
  and other....................................  (186)   (36)     176
                                                -----  -----  -------
Change in unrealized gains (losses), net of
  adjustments (net of deferred income tax
  expense (benefit) of $(244) million, $(97)
  million, and $(454) million).................   563   (194)    (832)
                                                -----  -----  -------
Change in defined benefit plans:
  Net gain (loss) arising during the year......    --     --       --
  Prior service cost arising during the year...    --     --       --
   Less: reclassification adjustments to net
     income (loss) for:/(2)/...................
     Amortization of net (gains) losses
       included in net periodic cost...........    (5)    (3)      (4)
     Amortization of net prior service
       credit included in net periodic cost....    --     --       --
                                                -----  -----  -------
Change in defined benefit plans (net of
  deferred income tax expense (benefit) of
  $(2), $(2) and $(2)).........................    (5)    (3)      (4)
                                                -----  -----  -------
Total other comprehensive income (loss), net
  of income taxes..............................   599   (215)     861
Less: Other comprehensive (income) loss
  attributable to noncontrolling interest......   (18)    17       15
                                                -----  -----  -------
Other Comprehensive Income (Loss)
  Attributable to AXA Equitable................ $ 581  $(198) $  (846)
                                                =====  =====  =======

  /(1)/See "Reclassification adjustments" in Note 3. Reclassification amounts presented net of income tax expense (benefit) of $(5) million, $(1) million and $(6) million for 2017, 2016 and 2015, respectively.

  /(2)/These AOCI components are included in the computation of net periodic costs (see "Employee Benefit Plans" in Note 12). Reclassification amounts presented net of income tax expense (benefit) of $2 million, $2 million and $2 million for 2017, 2016 and 2015, respectively.

   Investment gains and losses reclassified from AOCI to net income (loss) primarily consist of realized gains (losses) on sales and OTTI of AFS securities and are included in Total investment gains (losses), net on the consolidated statements of income (loss). Amounts reclassified from AOCI to net income (loss) as related to defined benefit plans primarily consist of amortizations of net (gains) losses and net prior service cost (credit) recognized as a component of net periodic cost and reported in Compensation and benefit expenses in the consolidated statements of income (loss). Amounts presented in the table above are net of tax.

16)COMMITMENTS AND CONTINGENT LIABILITIES

   LITIGATION

   Litigation, regulatory and other loss contingencies arise in the ordinary course of the Company's activities as a diversified financial services firm. The Company is a defendant in a number of litigation matters arising from the conduct of its business. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages and other relief. Claimants are not always required to specify the monetary damages they seek or they may be required only to state an amount sufficient to meet a court's jurisdictional requirements. Moreover, some jurisdictions allow claimants to allege monetary damages that far exceed any reasonably possible verdict. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim often bears little relevance to the merits or potential value of a claim. Litigation against the Company includes a variety of claims including, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, product design, features and accompanying disclosure, cost of insurance increases, the use of captive reinsurers, payments of death benefits and the reporting and escheatment of unclaimed property, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters.

   As with other financial services companies, the Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters.

   The outcome of a litigation or regulatory matter is difficult to predict and the amount or range of potential losses associated with these or other loss contingencies requires significant management judgment. It is not possible to predict the ultimate outcome or to provide reasonably possible losses or ranges of losses for all pending regulatory matters, litigation and other loss contingencies. While it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known, management believes that neither the outcome of pending litigation and regulatory matters, nor potential liabilities associated with other loss contingencies, are likely to have such an effect. However, given the large and indeterminate amounts sought in certain litigation and the inherent unpredictability of all such matters, it is possible that an adverse outcome in certain of the Company's litigation or regulatory matters, or liabilities arising from other loss contingencies, could, from time to time, have a material adverse effect upon the Company's results of operations or cash flows in a particular quarterly or annual period.

   For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses. As of December 31, 2017, the Company estimates the aggregate range of reasonably possible losses, in excess of any amounts accrued for these matters as of such date, to be up to approximately
   $90 million.

   For other matters, the Company is currently not able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from plaintiffs and other parties, investigation of factual allegations, rulings by a court on motions or appeals, analysis by experts and the progress of settlement discussions. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and regulatory contingencies and updates the Company's accruals, disclosures and reasonably possible losses or ranges of loss based on such reviews.

   In July 2011, a derivative action was filed in the United States District Court for the District of New Jersey entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("Sivolella Litigation") and a substantially similar action was filed in January 2013 entitled Sanford ET AL. v. AXA Equitable FMG ("Sanford Litigation"). These lawsuits were filed on behalf of a total of twelve mutual funds and, among other things, seek recovery under (i) Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and AXA Equitable FMG for investment management services and administrative services and
   (ii) a variety of other theories including unjust enrichment. The Sivolella Litigation and the Sanford Litigation were consolidated and a 25-day trial commenced in January 2016 and concluded in February 2016. In August 2016, the District Court issued its decision in favor of AXA Equitable and AXA Equitable FMG, finding that the plaintiffs had failed to meet their burden to demonstrate that AXA Equitable and AXA Equitable FMG breached their fiduciary duty in violation of Section 36(b) of the Investment Company Act or show any actual damages. In September 2016, the plaintiffs filed a motion to amend the District Court's trial opinion and to amend or make new findings of fact and/or conclusions of law. In December 2016, the District Court issued an order denying the motion to amend and plaintiffs filed a notice to appeal the District Court's decision to the U.S. Court of Appeals for the Third Circuit. We are vigorously defending this matter.

   In April 2014, a lawsuit was filed in the United States District Court for the Southern District of New York, now entitled Ross v. AXA Equitable Life Insurance Company. The lawsuit is a putative class action on behalf of all persons and entities that, between 2011 and March 11, 2014, directly or indirectly, purchased, renewed or paid premiums on life insurance policies issued by AXA Equitable (the "Policies"). The complaint alleges that AXA Equitable did not disclose in its New York statutory annual statements or elsewhere that the collateral for certain reinsurance transactions with affiliated reinsurance companies was supported by parental guarantees, an omission that allegedly caused AXA Equitable to misrepresent its "financial condition" and "legal reserve system." The lawsuit seeks recovery under
   Section 4226 of the New York Insurance Law of all premiums paid by the class for the Policies during the relevant period. In July 2015, the Court granted AXA Equitable's motion to dismiss for lack of subject matter jurisdiction. In April 2015, a second action in the United States District Court for the Southern District of New York was filed on behalf of a putative class of variable annuity holders with "Guaranteed Benefits Insurance Riders," entitled Calvin W. Yarbrough, on behalf of himself and all others similarly situated v. AXA Equitable Life Insurance Company. The new action covers the same class period, makes substantially the same allegations, and seeks the same relief as the Ross action. In October 2015, the Court, on its own, dismissed the Yarbrough litigation on similar grounds as the Ross litigation. In December 2015, the Second Circuit denied the plaintiffs motion to consolidate their appeals but ordered that the appeals be heard together before a single panel of judges. In February 2017, the Second Circuit affirmed the decisions of the district court in favor of AXA Equitable, and that decision is now final because the plaintiffs failed to file a further appeal.

   In November 2014, a lawsuit was filed in the Superior Court of New Jersey, Camden County entitled Arlene Shuster, on behalf of herself and all others similarly situated v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action on behalf of all AXA Equitable variable life insurance policyholders who allocated funds from their policy accounts to investments in AXA Equitable's Separate Accounts, which were subsequently subjected to the volatility management strategy and who suffered injury as a result thereof. The action asserts that AXA Equitable breached its variable life insurance contracts by implementing the volatility management strategy. In February 2016, the Court dismissed the complaint. In March 2016, the plaintiff filed a notice of appeal. In August 2015, another lawsuit was filed in Connecticut Superior Court, Judicial Division of New Haven entitled Richard T. O'Donnell, on behalf of himself and all others similarly situated
   v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action on behalf of all persons who purchased variable annuities from AXA Equitable, which were subsequently subjected to the volatility management strategy and who suffered injury as a result thereof. Plaintiff asserts a claim for breach of contract alleging that AXA Equitable implemented the volatility management strategy in violation of applicable law. In November 2015, the Connecticut Federal District Court transferred this action to the United States District Court for the Southern District of New York. In March 2017, the Southern District of New York granted AXA Equitable's motion to dismiss the complaint. In April 2017, the plaintiff filed a notice of appeal. In April 2018, the appellate court reversed the trial court's decision and remanded the case back to Connecticut state court. We are vigorously defending these matters.

   In February 2016, a lawsuit was filed in the United States District Court for the Southern District of New York entitled Brach Family Foundation, Inc.
   v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action brought on behalf of all owners of universal life ("UL") policies subject to AXA Equitable's COI increase. In early 2016, AXA Equitable raised COI rates for certain UL policies issued between 2004 and 2007, which had both issue ages 70 and above and a current face value amount of $1 million and above. The current complaint alleges a claim for breach of contract and a claim that AXA Equitable made misrepresentations in violation of
   Section 4226 of the New York Insurance Law ("Section 4226"). Plaintiff seeks
   (a) with respect to its breach of contract claim, compensatory damages, costs, and, pre- and post-judgment interest, and (b) with respect to its claim concerning Section 4226, a penalty in the amount of premiums paid by the plaintiff and the putative class. AXA Equitable's response to the complaint was filed in February 2017. Additionally, a separate putative class action and seven individual actions challenging the COI increase have been filed against AXA Equitable in Federal or State courts. Within that group, all of the outstanding Federal actions (the second putative class action and three individual actions) have been transferred to the Federal court where the Brach Family Foundation, Inc. litigation is pending. In October 2017, the Brach court entered an order consolidating the Brach class action and the other putative class action for all purposes and has also ordered that the three individual actions be consolidated with the Brach litigation for the purposes of coordinating pre-trial activities. We are in various stages of motion practice in each of these matters and are vigorously defending them.

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2018 and the four successive years are $214 million, $207 million, $177 million, $169 million, $156 million and $334 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2018 and the four successive years is $56 million, $58 million, $41 million, $40 million, $37 million and $60 million thereafter.

   Rent expense, which is amortized on a straight-line basis over the life of the lease, was $142.9 million, $140.2 million, $137.7 million, respectively, for the years ended December 31, 2017, 2016 and 2015, net of sublease income of $16.4 million, $15.8 million, $5.2 million, respectively, for the years ended December 31, 2017, 2016 and 2015.

   Obligations under Funding Agreements

   Entering into FHLBNY membership, borrowings and funding agreements requires the ownership of FHLBNY stock and the pledge of assets as collateral, AXA Equitable has purchased FHLBNY stock of $144 million and pledged collateral with a carrying value of $4,510 million, as of December 31, 2017. AXA Equitable issues short-term funding agreements to the FHLBNY and uses the funds for asset liability and cash management purposes. AXA Equitable issues long term funding agreements to the FHLBNY and uses the funds for spread lending purposes. Funding agreements are reported in Policyholders' account balances in the consolidated balance sheets. For other instruments used for asset/liability and cash management purposes, see "Derivative and offsetting assets and liabilities" included in Note 3. The table below summarizes AXA Equitable's activity of funding agreements with the FHLBNY.

                                               OUTSTANDING                                           REPAID
                                              BALANCE AT END      MATURITY OF        ISSUED DURING DURING THE
                                                 OF YEAR       OUTSTANDING BALANCE     THE YEAR       YEAR
                                              --------------- ---------------------- ------------- ----------
                                                                       (IN MILLIONS)
DECEMBER 31, 2017:
Short-term FHLBNY funding agreements.........             500 less than one month            6,000      6,000
Long-term FHLBNY funding agreements..........           1,244 less than 4 years                324
                                                          377 Less than 5 years                303
                                                          879 great than five years            135
                                              ---------------                        ------------- ----------
Total long-term funding agreements...........           2,500                                  762         --
                                              ---------------                        ------------- ----------
Total FHLBNY funding agreements at
  December 31, 2017/(1)/.....................           3,000                                6,762      6,000
                                              ===============                        ============= ==========
December 31, 2016:
Short-term FHLBNY funding agreements......... $           500 less than one month    $       6,000 $    6,000
Long-term FHLBNY funding agreements.......... $            58 less than 4 years      $          58 $       --
                                              $           862 Less than 5 years      $         862 $       --
                                              $           818 great than five years  $         818 $       --
                                              ---------------                        ------------- ----------
Total long-term funding agreements........... $         1,738                        $       1,738 $       --
                                              ---------------                        ------------- ----------
Total FHLBNY funding agreements at
  December 31, 2016.......................... $         2,238                        $       7,738 $    6,000
                                              ===============                        ============= ==========

  /(1)/The $14 million difference between the funding agreements carrying value shown in fair value table for 2017 reflects the remaining amortization of a hedge implemented and closed, which locked in the funding agreements borrowing rates.

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2017, 2016 and 2015, respectively, AXA Equitable recorded $29 million, $21 million and $3 million pre-tax charges related to severance and lease costs. The amounts recorded in 2015 included pre-tax charges of $25 million, respectively, related to the reduction in office space in the Company's 1290 Avenue of the Americas, New York, NY headquarters. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                              DECEMBER 31,
                                              ------------
                                               2017   2016
                                              -----  -----
                                              (IN MILLIONS)
SEVERANCE
Balance, beginning of year................... $  22  $  11
Additions....................................    17     20
Cash payments................................   (14)    (9)
Other reductions.............................    (2)    --
                                              -----  -----
Balance, end of Year......................... $  23  $  22
                                              =====  =====

                                               DECEMBER 31,
                                              --------------
                                               2017    2016
                                              ------  ------
                                               (IN MILLIONS)
LEASES
Balance, beginning of year................... $  170  $  190
Expense incurred.............................     29      12
Deferred rent................................     10       5
Payments made................................    (48)    (42)
Interest accretion...........................      4       5
                                              ------  ------
Balance, end of year......................... $  165  $  170
                                              ======  ======

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates and others. At December 31, 2017, these arrangements include commitments by the Company to provide equity financing of $715 million (including $193 million with affiliates and $22 million on consolidated VIEs) to certain limited partnerships and real estate joint ventures under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2017. The Company had $636 million of commitments under existing mortgage loan agreements at December 31, 2017.

   AB maintains a guarantee in connection with the AB Credit Facility. If SCB LLC is unable to meet its obligations, AB will pay the obligations when due or on demand. In addition, AB maintains guarantees totaling $375 million for the three of SCB LLC's four uncommitted lines of credit.

   AB maintains a guarantee with a commercial bank, under which it guarantees the obligations in the ordinary course of business of SCB LLC, Sanford C. Bernstein Limited ("SCBL") and AllianceBernstein Holdings (Cayman) Ltd. ("AB Cayman"). AB also maintains three additional guarantees with other commercial banks under which it guarantees approximately $410 million of obligations for SCBL. In the event that SCB LLC, SCBL or AB Cayman is unable to meet its obligations, AB will pay the obligations when due or on demand.

   During 2010, as general partner of the AB U.S. Real Estate L.P. (the "Real Estate Fund"), AB committed to invest $25 million in the Real Estate
   Fund. As of December 31, 2017, AB had funded $22 million of this commitment. As general partner of the AB U.S. Real Estate II L.P. ("Real Estate Fund II"), AB committed to invest $28 million in Real Estate Fund II. As of December 31, 2017, AB funded $10 million of this commitment

   During 2012, AB entered into an investment agreement under which it committed to invest up to $8 million in an oil and gas fund over a three-year period. As of December 31, 2017, AB had funded $6 million of this commitment.

   AB has not been required to perform under any of the above agreements and currently have no liability in connection with these agreements.

17)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under New York Insurance law, a domestic life insurer may not, without prior approval of the NYDFS, pay a dividend to its shareholders exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than approximately $1,242 million during 2018. Payment of dividends exceeding this amount requires the insurer to file a notice of its intent to declare such dividends with the NYDFS who then has 30 days to disapprove the distribution. For 2017, 2016 and 2015, respectively, AXA Equitable's statutory net income (loss) totaled $894 million, $679 million and $2,038 million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $7,988 million and $5,278 million at December 31, 2017 and 2016, respectively. In 2017, AXA Equitable did not pay shareholder dividends and in 2016, AXA Equitable paid $1,050 million in shareholder dividends. In 2015, AXA Equitable paid $767 million in shareholder dividends and transferred approximately 10.0 million in Units of AB (fair value of $245 million) in the form of a dividend to AEFS.

   At December 31, 2017, AXA Equitable, in accordance with various government and state regulations, had $61 million of securities on deposit with such government or state agencies.

   In 2015, AXA Equitable repaid $200 million of third party surplus notes at maturity.

   At December 31, 2017 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2017.

   The Company cedes a portion of their statutory reserves to AXA RE Arizona, a captive reinsurer, as part of the Company's capital management strategy. AXA RE Arizona prepares financial statements in a special purpose framework for statutory reporting.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AB and AB Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under GAAP; (g) reporting the surplus notes as a component of surplus in SAP but as a liability in GAAP; (h) computer software development costs are capitalized under GAAP but expensed under SAP; (i) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under GAAP, (j) the fair valuing of all acquired assets and liabilities including intangible assets are required for GAAP purchase accounting and
   (k) cost of reinsurance which is recognized as expense under SAP and amortized over the life of the underlying reinsured policies under GAAP.

18)BUSINESS SEGMENT INFORMATION

   The Company has four reportable segments: Individual Retirement, Group Retirement, Investment Management and Research and Protection Solutions.

   The Company changed its segment presentation in the fourth quarter 2017. The segment disclosures are based on the intention to provide the users of the financial statements with a view of the business from the Company's perspective. As a result, the Company determined that it is more useful for a user of the financial statements to assess the historical performance on the basis which management currently evaluates the business. The reportable segments are based on the nature of the business activities, as they exist as of the initial filing date.

   These segments reflect the manner by which the Company's chief operating decision maker views and manages the business. A brief description of these segments follows:

      . The Individual Retirement segment offers a diverse suite of variable annuity products which are primarily sold to affluent and high net worth individuals saving for retirement or seeking retirement income.

      . The Group Retirement segment offers tax-deferred investment and retirement plans to be sponsored by educational entities, municipalities and not-for-profit entities as well as small and medium-sized businesses.

      . The Investment Management and Research segment provides diversified investment management, research and related solutions globally to a broad range of clients through three main client channels-Institutional, Retail and Private Wealth Management-and distributes its institutional research products and solutions through Bernstein Research Services.

      . The Protection Solutions segment includes our life insurance and group employee benefits businesses. Our life insurance business offers a variety of variable universal life, universal life and term life products to help affluent and high net worth individuals, as well as small and medium-sized business owners, with their wealth protection, wealth transfer and corporate needs. Our group employee benefits business offers a suite of dental, vision, life, and short- and long-term disability and other insurance products to small and medium-size businesses across the United States.

   MEASUREMENT

   Operating earnings (loss) is the financial measure which primarily focuses on the Company's segments' results of operations as well as the underlying profitability of the Company's core business. By excluding items that can be distortive and unpredictable such as investment gains (losses) and investment income (loss) from derivative instruments, the Company believes operating earnings (loss) by segment enhances the understanding of the Company's underlying drivers of profitability and trends in the Company's segments. Operating earnings is calculated by adjusting each segment's Net income (loss) attributable to AXA Equitable for the following items:

      . Adjustments related to GMxB features include changes in the fair value of the derivatives we use to hedge our GMxB features within our variable annuity products, the effect of benefit ratio unlock adjustments and changes in the fair value of the embedded derivatives of our GMxB riders reflected within variable annuity products net derivative result;

      . Investment (gains) losses, which includes other-than-temporary impairments of securities, sales or disposals of securities/investments, realized capital gains/losses, and valuation allowances;

      . Derivative (gains) losses from certain derivative instruments, which includes net derivative (gains) losses, excluding derivative instruments used to hedge risks associated with interest margins on interest sensitive life and annuity contracts, replicate credit exposure of fixed maturity securities, replicate a dollar-denominated fixed-coupon cash bonds, Separate Account fee hedges, and freestanding and embedded derivatives associated with products with GMxB features;

      . Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension and other postretirement benefit obligations;

      . Other adjustments including restructuring costs related to severance, lease write-offs related to non-recurring restructuring activities and write-downs of goodwill; and

      . Income tax expense (benefit) related to above adjustments and non-recurring tax items.

   All of the Company's premiums, UL and investment-type product policy fees and other revenues originated in the United States. Income (loss) from operations, before income taxes included $139 million, $109 million and $111 million generated outside of the United States in 2017, 2016 and 2015, respectively, primarily attributable to our Investment Management and Research Segment.

   Revenues derived from any customer did not exceed 10% of revenues for the years ended December 31, 2017, 2016 and 2015.

   The table below presents operating earnings (loss) by segment and Corporate and Other and a reconciliation to Net income (loss) attributable to AXA Equitable for the years ended December 31, 2017, 2016 and 2015, respectively:

                                                 YEAR ENDED DECEMBER 31,
                                              ----------------------------
                                                2017      2016      2015
                                              --------  --------  --------
                                                      (IN MILLIONS)
Net income (loss) attributable to AXA
  Equitable.................................. $  2,860  $    210  $    662
Adjustments related to:
  GMxB features..............................      282     1,511       818
  Investment (gains) losses..................      125       (16)       20
  Investment income (loss) from certain
   derivative instruments....................       18         6      (104)
  Net actuarial (gains) losses related to
   pension and other postretirement benefit
   obligations...............................      132       135       137
  Other adjustments..........................       49        15       (11)
  Income tax expense (benefit) related to
   above adjustments.........................     (183)     (566)     (279)
  Non-recurring tax items....................   (1,538)       22       (78)
                                              --------  --------  --------
Non-GAAP Operating Earnings.................. $  1,745  $  1,317  $  1,165
                                              ========  ========  ========
Operating earnings (loss) by segment:
  Individual Retirement...................... $  1,230  $  1,026  $    911
  Group Retirement...........................      287       173       166
  Investment Management and Research.........      139       108       136
  Protection Solutions.......................      210       105       108
  Corporate and Other/(1)/...................     (121)      (95)     (156)

  /(1)/Includes interest expense of $23 million, $13 million and $19 million, in 2017, 2016 and 2015, respectively.

   Segment revenues is a measure of the Company's revenue by segment as adjusted to exclude certain items. The following table reconciles segment revenues to Total revenues by excluding the following items:

      . Adjustment related to our GMxB business which includes: changes in the fair value of the derivatives we use to hedge our GMxB riders within our variable annuities, and changes in the fair value of the embedded derivatives of our GMxB riders reflected within variable annuity net derivative result;

      . Investment gains (losses), which include other-than-temporary impairments of securities, sales or disposals of securities/investments, realized capital gains/losses, and valuation allowances; and

      . Investment income (loss) from certain derivative instruments, which includes net derivative gains (losses), excluding derivative instruments used to hedge risks associated with interest margins on interest sensitive life and annuity contracts, separate account fee hedges, and freestanding and embedded derivatives associated with products with GMxB features.

   The table below presents Segment revenues for the years ended December 31, 2017, 2016 and 2015.

                                                 YEAR ENDED DECEMBER 31,
                                              -----------------------------
                                                 2017      2016      2015
                                              ---------  --------  --------
                                                      (IN MILLIONS)
Segment revenues:
  Individual Retirement/(1)/................. $   3,788  $  3,239  $  2,548
  Group Retirement/(1)/......................       972       822       806
  Investment Management and Research/(2)/....     3,214     2,931     3,015
  Protection Solutions/(1)/..................     2,417     2,544     2,451
  Corporate and Other/(1)/...................       907       935       913
Adjustments related to:
  GMxB features..............................       381    (1,500)     (818)
  Investment gains (losses)..................      (125)       16       (20)
  Investment income (loss) from certain
   derivative instruments....................       (18)       (6)      104
  Other adjustments to segment revenues......       197       157       (38)
                                              ---------  --------  --------
  Total revenues............................. $  11,733  $  9,138  $  8,961
                                              =========  ========  ========

  /(1)/Includes investment expenses charged by AB of approximately $52 million, $50 million, and $45 million for 2017, 2016 and 2015, respectively, for services provided to the Company.

  /(2)/Inter-segment investment management and other fees of approximately
       $81 million, $77 million, and $73 million for 2017, 2016 and 2015, respectively, are included in segment revenues of the Investment Management and Research segment.

   The table below presents Total assets by segment as of December 31, 2017 and 2016:

                                                  DECEMBER 31,
                                              ---------------------
                                                 2017       2016
                                              ---------- ----------
                                                  (IN MILLIONS)
Total assets by segment:
  Individual Retirement...................... $  120,612 $  106,249
  Group Retirement...........................     40,472     33,300
  Investment Management and Research.........     10,079      9,533
  Protection Solutions.......................     34,328     32,310
  Corporate and Other........................     20,494     23,164
                                              ---------- ----------
   Total assets.............................. $  225,985 $  204,556
                                              ========== ==========

19)QUARTERLY INTERIM FINANCIAL INFORMATION (UNAUDITED)

   Management identified errors in its previously issued financial statements. These errors primarily relate to errors in the calculation of policyholders' benefit reserves for the Company's life products and the calculation of DAC amortization for certain variable and interest sensitive life products. Based upon quantitative and qualitative factors, management determined that the impact of the errors was not material to the consolidated financial statements as of and for the three months ended September 30, 2017, June 30, 2017, March 31, 2017, September 30, 2016, June 30, 2016, and March 31, 2016.
   In order to improve the consistency and comparability of the financial statements, management voluntarily revised the consolidated statements of income (loss) for the quarters ended 2017 and 2016. The impacts of the revisions and change in accounting principle to the quarterly results of operations for 2017 and 2016 are summarized in the tables below.

                                                              THREE MONTHS ENDED
                                              -------------------------------------------------
                                               MARCH 31    JUNE 30   SEPTEMBER 30  DECEMBER 31
                                              ----------  ---------- ------------ -------------
                                                                (IN MILLIONS)
2017
Total Revenues............................... $    2,314  $    4,548  $     2,429 $       2,442
                                              ==========  ==========  =========== =============
Total benefits and other deductions.......... $    2,489  $    2,514  $     2,409 $       2,066
                                              ==========  ==========  =========== =============
Net income (loss)............................ $      (54) $    1,615  $       121 $       1,712
                                              ==========  ==========  =========== =============

2016
Total Revenues............................... $    3,901  $    3,297  $     2,153 $        (213)
                                              ==========  ==========  =========== =============
Total benefits and other deductions.......... $    2,441  $    2,424  $     2,013 $       1,638
                                              ==========  ==========  =========== =============
Net income (loss)............................ $    1,075  $      600  $       175 $      (1,144)
                                              ==========  ==========  =========== =============

                                                                         AS REVISED   IMPACT OF
                                              AS PREVIOUSLY  IMPACT OF  AND ADJUSTED  ACCOUNTING
                                                REPORTED     REVISIONS     HEREIN       CHANGE     AS REVISED
                                              -------------  ---------  ------------  ----------  -----------
                                                                       (IN MILLIONS)
THREE MONTHS ENDED SEPTEMBER 30, 2017
Total Revenues...............................  $      2,520  $     (91)  $     2,429  $       --  $     2,429
                                               ============  =========   ===========  ==========  ===========
Total benefits and other deductions..........  $      2,581  $    (172)  $     2,409  $       --  $     2,409
                                               ============  =========   ===========  ==========  ===========
Net income (loss)............................  $         66  $      55   $       121  $       --  $       121
                                               ============  =========   ===========  ==========  ===========
THREE MONTHS ENDED JUNE 30, 2017
Total Revenues...............................  $      4,488  $    (138)  $     4,350  $      198  $     4,548
                                               ============  =========   ===========  ==========  ===========
Total benefits and other deductions..........  $      2,691  $     (45)  $     2,646  $     (132) $     2,514
                                               ============  =========   ===========  ==========  ===========
Net income (loss)............................  $      1,459  $     (59)  $     1,400  $      215  $     1,615
                                               ============  =========   ===========  ==========  ===========
THREE MONTHS ENDED MARCH 31, 2017
Total Revenues...............................  $      1,989  $     (67)  $     1,922  $      392  $     2,314
                                               ============  =========   ===========  ==========  ===========
Total benefits and other deductions..........  $      2,562  $    (143)  $     2,419  $       70  $     2,489
                                               ============  =========   ===========  ==========  ===========
Net income (loss)............................  $       (313) $      50   $      (263) $      209  $       (54)
                                               ============  =========   ===========  ==========  ===========
THREE MONTHS ENDED DECEMBER 31, 2016
Total Revenues...............................  $     (1,942) $      75   $    (1,867) $    1,654  $      (213)
                                               ============  =========   ===========  ==========  ===========
Total benefits and other deductions..........  $      1,627  $      73   $     1,700  $      (62) $     1,638
                                               ============  =========   ===========  ==========  ===========
Net income (loss)............................  $     (2,259) $      --   $    (2,259) $    1,115  $    (1,144)
                                               ============  =========   ===========  ==========  ===========

                                                                        AS REVISED   IMPACT OF
                                              AS PREVIOUSLY IMPACT OF  AND ADJUSTED  ACCOUNTING
                                                REPORTED    REVISIONS     HEREIN       CHANGE    AS REVISED
                                              ------------- ---------  ------------ -----------  ----------
                                                                      (IN MILLIONS)

Three Months Ended September 30, 2016
Total Revenues...............................    $    2,006  $     (8)   $    1,998 $       155  $    2,153
                                                 ==========  ========    ========== ===========  ==========
Total benefits and other deductions..........    $    2,036  $    (22)   $    2,014 $        (1) $    2,013
                                                 ==========  ========    ========== ===========  ==========
Net income (loss)............................    $       22  $     51    $       73 $       102  $      175
                                                 ==========  ========    ========== ===========  ==========
Three Months Ended June 30, 2016
Total Revenues...............................    $    4,157  $     12    $    4,169 $      (872) $    3,297
                                                 ==========  ========    ========== ===========  ==========
Total benefits and other deductions..........    $    2,581  $     (5)   $    2,576 $      (152) $    2,424
                                                 ==========  ========    ========== ===========  ==========
Net income (loss)............................    $    1,061  $      7    $    1,068 $      (468) $      600
                                                 ==========  ========    ========== ===========  ==========
Three Months Ended March 31, 2016
Total Revenues...............................    $    4,927  $    110    $    5,037 $    (1,136) $    3,901
                                                 ==========  ========    ========== ===========  ==========
Total benefits and other deductions..........    $    2,473  $     67    $    2,540 $       (99) $    2,441
                                                 ==========  ========    ========== ===========  ==========
Net income (loss)............................    $    1,720  $     29    $    1,749 $      (674) $    1,075
                                                 ==========  ========    ========== ===========  ==========

   The impact of these errors to the consolidated financial statements for the three and nine months ended September 30, 2017, the three and six months ended June 30, 2017 and the three months ended March 31, 2017 was not considered to be material, either individually or in the aggregate. In order to improve the consistency and comparability of the financial statements, management has voluntarily revised the consolidated statements of income
   (loss), statements of comprehensive income (loss), statements of equity and statements of cash flow for each of these periods. The effects of the adjustments on the Company's financial statements are summarized in the tables that follow.

   The following tables present line items for September 30, 2017 financial information that has been affected by the revisions. This information has been corrected from the information previously presented in the Q3 2017 Form 10-Q. For these items, the tables detail the amounts as previously reported and the impact upon those line items due to the revisions and the amounts as currently revised.

                                                  AS
                                              PREVIOUSLY IMPACT OF
                                               REPORTED  REVISIONS  AS REVISED
                                              ---------- ---------  ----------
                                                       (IN MILLIONS)
AS OF SEPTEMBER 30, 2017
ASSETS:
  DAC........................................      4,550       353       4,903
  Amounts due from reinsurers................      5,016       (12)      5,004
  Guaranteed minimum income benefit
   reinsurance asset, at fair value..........     10,933       (33)     10,900
  Other Assets...............................      4,258        18       4,276
                                                            ------
   Total Assets.............................. $  219,069    $  326  $  219,395
                                                            ------
LIABILITIES:
  Future policyholders' benefits and other
   policyholders' liabilities................     29,423        29      29,452
  Current and deferred taxes.................      3,148       117       3,265
                                                            ------
   Total Liabilities.........................    202,669       146     202,815
                                                            ------
EQUITY:
  Retained Earnings..........................      7,265       211       7,476
  Accumulated other comprehensive income
   (loss)....................................        362       (31)        331
  AXA Equitable Equity.......................     12,990       180      13,170
  Equity.....................................     15,959       180      16,139
                                                            ------
Total Liabilities and Equity................. $  219,069    $  326  $  219,395
                                                            ======

                                               AS PREVIOUSLY  IMPACT OF
                                                 REPORTED     REVISIONS   AS REVISED
                                               -------------  ---------  -----------
                                                           (IN MILLIONS)
THREE MONTHS ENDED SEPTEMBER 30, 2017
STATEMENTS OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income.............. $         914  $      (7) $       907
   Premiums...................................           204          4          208
   Net derivative gains (losses)..............          (318)       (88)        (406)
                                                              ---------
     Total revenues...........................         2,520        (91)       2,429
                                                              ---------
  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits....................           995        (88)         907
   Interest credited to policyholders'
     account balances.........................           350       (105)         245
   Amortization of deferred policy
     acquisition costs, net...................           (33)        21          (12)
                                                              ---------
     Total benefits and other deductions......         2,581       (172)       2,409
                                                              ---------
  Income (loss) from operations, before
   income taxes...............................           (61)        81           20
  Income tax (expense) benefit................           127        (26)         101
                                                              ---------
  Net income (loss)...........................            66         55          121
  Net income (loss) attributable to AXA
   Equitable.................................. $         (56) $      55  $        (1)
                                                              =========
  STATEMENTS OF COMPREHENSIVE INCOME (LOSS):
   Net income (loss).......................... $          66  $      55  $       121
   Change in unrealized gains (losses), net
     of reclassification adjustment...........           (55)       (24)         (79)
   Other comprehensive income.................           (52)       (24)         (76)
                                                              ---------
   Comprehensive income (loss)................            14         31           45
                                                              ---------
   Comprehensive income (loss) attributable
     to AXA Equitable......................... $        (140) $      31  $      (109)
                                                              =========

                                               AS PREVIOUSLY   IMPACT OF
                                                 REPORTED      REVISIONS   AS REVISED
                                               -------------  ----------  -----------
                                                            (IN MILLIONS)
NINE MONTHS ENDED SEPTEMBER 30, 2017
STATEMENTS OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income.............. $       2,626  $      (21) $     2,605
   Premiums...................................           645          20          665
   Net derivative gains (losses)..............         1,376        (384)         992
                                                              ----------
     Total revenues...........................         9,673        (385)       9,288
                                                              ----------
  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits....................         3,308         (62)       3,246
   Interest credited to policyholders'
     account balances.........................         1,008        (279)         729
   Amortization of deferred policy
     acquisition costs, net...................            15         (47)         (32)
                                                              ----------
     Total benefits and other deductions......         7,800        (388)       7,412
                                                              ----------
  Income (loss) from operations, before
   income taxes...............................         1,873           3        1,876
  Income tax (expense) benefit................          (196)         (1)        (197)
                                                              ----------
  Net income (loss)...........................         1,677           2        1,679
  Net income (loss) attributable to AXA
   Equitable.................................. $       1,324  $        2  $     1,326
                                                              ==========
  STATEMENTS OF COMPREHENSIVE INCOME (LOSS):
   Net income (loss).......................... $       1,677  $        2  $     1,679
   Change in unrealized gains (losses), net
     of reclassification adjustment...........           362         (47)         315
   Other comprehensive income.................           380         (47)         333
                                                              ----------
   Comprehensive income (loss)................         2,057         (45)       2,012
                                                              ----------
   Comprehensive income (loss) attributable
     to AXA Equitable......................... $       1,685  $      (45) $     1,640
                                                              ==========

                                               AS PREVIOUSLY  IMPACT OF
                                                 REPORTED     REVISIONS   AS REVISED
                                               -------------  ---------  -----------
                                                           (IN MILLIONS)
NINE MONTHS ENDED SEPTEMBER 30, 2017
STATEMENTS OF EQUITY:
  Retained earnings, beginning of year........ $       5,941  $     209  $     6,150
  Net income (loss)...........................         1,324          2        1,326
  Retained earnings, end of period............         7,265        211        7,476
  Accumulated other comprehensive income,
   beginning of year..........................             1         16           17
  Other comprehensive income (loss)...........           361        (47)         314
  Accumulated other comprehensive income,
   end of period..............................           362        (31)         331
                                                              ---------
  Total AXA Equitable's equity, end of period.        12,990        180       13,170
                                                              ---------
     TOTAL EQUITY, END OF PERIOD.............. $      15,959  $     180  $    16,139
                                                              =========

                                               AS PREVIOUSLY  IMPACT OF
                                                 REPORTED     REVISIONS   AS REVISED
                                               -------------  ---------  -----------
                                                           (IN MILLIONS)
NINE MONTHS ENDED SEPTEMBER 30, 2017
STATEMENTS OF CASH FLOWS:
CASH FLOW FROM OPERATING ACTIVITIES:
  Net income (loss)........................... $       1,677  $       2  $     1,679
  Policy charges and fee income...............        (2,626)        21       (2,605)
  Interest credited to policyholders'
   account balances...........................         1,008       (279)         729
  Net derivative (gains) loss.................        (1,376)       384         (992)
Changes in:
  Deferred Policy Acquisition costs...........            15        (47)         (32)
  Future policy benefits......................         1,289        (81)       1,208
                                                              ---------
NET CASH PROVIDED BY (USED IN) OPERATING
ACTIVITIES                                     $         994  $      --  $       994
                                                              =========

   The following tables present line items for June 30, 2017 financial information that has been affected by the revisions and the change in accounting principle. This information has been corrected from the information previously presented in the Q2 2017 Form 10-Q. For these items, the tables detail the amounts as previously reported, the impact upon those line items due to the revisions, as revised after the revisions, the impacts of the change in accounting principle and the amounts as currently revised.

                                                                         AS REVISED  IMPACT OF
                                              AS PREVIOUSLY  IMPACT OF  AND ADJUSTED ACCOUNTING
                                                REPORTED     REVISIONS     HEREIN      CHANGE    AS REVISED
                                              ------------- ----------  ------------ ----------  -----------
                                                                      (IN MILLIONS)
AS OF JUNE 30, 2017
ASSETS:
  Other equity investments...................   $     1,477 $      (21)  $     1,456 $       --  $     1,456
  Other invested assets......................         2,622         32         2,654         --        2,654
                                                            ----------               ----------
  Total investments..........................        62,111         11        62,122         --       62,122
  DAC........................................         4,141        247         4,388        525        4,913
  Amounts due from reinsurers................         4,870         19         4,889         --        4,889
  Guaranteed minimum income benefit
   reinsurance contract asset, at fair value.        11,290        (30)       11,260         --       11,260
                                                            ----------               ----------
   Total Assets..............................   $   214,941 $      247   $   215,188 $      525  $   215,713
                                                            ----------               ----------
LIABILITIES:
  Policyholders' account balance.............   $    41,531 $      (15)  $    41,516 $       --  $    41,516
  Future policyholders' benefits and other
   policyholders' liabilities................        26,799         79        26,878      2,801       29,679
  Current and deferred taxes.................         4,000         65         4,065       (798)       3,267
  Other liabilities..........................         2,531         (9)        2,522         --        2,522
                                                            ----------               ----------
   Total Liabilities.........................       196,972        120       197,092      2,003      199,095
                                                            ----------               ----------

                                                                           AS REVISED    IMPACT OF
                                               AS PREVIOUSLY   IMPACT OF  AND ADJUSTED   ACCOUNTING
                                                 REPORTED      REVISIONS     HEREIN        CHANGE     AS REVISED
                                               -------------  ----------  ------------  -----------  -----------
                                                                         (IN MILLIONS)
EQUITY:
  Retained Earnings...........................   $     8,779  $      150   $     8,929  $    (1,450) $     7,479
  Accumulated other comprehensive income
   (loss).....................................           493         (34)          459          (28)         431
                                                              ----------                -----------
  AXA Equitable Equity........................        14,635         116        14,751       (1,478)      13,273
  Noncontrolling interest.....................         2,973          11         2,984           --        2,984
                                                              ----------                -----------
  Equity......................................        17,608         127        17,735       (1,478)      16,257
                                                              ==========                ===========
Total Liabilities and Equity..................   $   214,941  $      247   $   215,188  $       525  $   215,713
                                                              ==========                ===========

                                                                           AS REVISED    IMPACT OF
                                               AS PREVIOUSLY   IMPACT OF  AND ADJUSTED   ACCOUNTING
                                                 REPORTED      REVISIONS     HEREIN        CHANGE     AS REVISED
                                               -------------  ----------  ------------  -----------  -----------
                                                                         (IN MILLIONS)
THREE MONTHS ENDED JUNE 30, 2017
STATEMENTS OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income..............   $       865  $       50   $       915  $       (68) $       847
   Premiums...................................           216           9           225           --          225
   Net derivative gains (losses)..............         1,693        (197)        1,496          266        1,762
                                                              ----------                -----------
     Total revenues...........................         4,488        (138)        4,350          198        4,548
                                                              ----------                -----------
  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits....................         1,452          46         1,498         (134)       1,364
   Amortization of deferred policy
     acquisition costs, net...................           (82)         31           (51)           2          (49)
   Interest credited to policyholders'
     account balances.........................           321        (116)          205           --          205
   Other operating costs and expenses.........           155          (6)          149           --          149
                                                              ----------                -----------
     Total benefits and other deductions......         2,691         (45)        2,646         (132)       2,514
                                                              ----------                -----------
Income (loss) from operations, before income
  taxes.......................................         1,797         (93)        1,704          330        2,034
Income tax (expense) benefit..................          (338)         34          (304)        (115)        (419)
                                                              ----------                -----------
Net income (loss).............................         1,459         (59)        1,400          215        1,615
Net income (loss) attributable to AXA
  Equitable...................................   $     1,346  $      (59)  $     1,287  $       215  $     1,502
                                                              ==========                ===========
STATEMENTS OF COMPREHENSIVE INCOME (LOSS):
  Net income (loss)...........................   $     1,459  $      (59)  $     1,400  $       215  $     1,615
  Change in unrealized gains (losses), net
   of reclassification adjustment.............           314         (29)          285            8          293
  Other comprehensive income..................           294         (29)          265            8          273
                                                              ----------                -----------
  Comprehensive income (loss).................         1,753         (88)        1,665          223        1,888
                                                              ----------                -----------
  Comprehensive income (loss) attributable
   to AXA Equitable...........................   $     1,660  $      (88)  $     1,572  $       223  $     1,795
                                                              ==========                ===========

                                                                           AS REVISED   IMPACT OF
                                               AS PREVIOUSLY   IMPACT OF  AND ADJUSTED  ACCOUNTING
                                                 REPORTED      REVISIONS     HEREIN       CHANGE    AS REVISED
                                               -------------  ----------  ------------  ----------  ----------
                                                                        (IN MILLIONS)
SIX MONTHS ENDED JUNE 30, 2017
STATEMENTS OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income..............     $   1,761  $       72     $   1,833    $   (135)  $   1,698
   Premiums...................................           441          16           457          --         457
   Net derivative gains (losses)..............           969        (296)          673         725       1,398
                                                              ----------                  --------
     Total revenues...........................         6,477        (208)        6,269         590       6,859
                                                              ----------                  --------
  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits....................         2,343          60         2,403         (65)      2,338
   Interest credited to policyholders'
     account balances.........................           658        (174)          484          --         484
   Amortization of deferred policy
     acquisition costs, net...................            43         (66)          (23)          3         (20)
   Other operating costs and expenses.........           539          (9)          530          --         530
                                                              ----------                  --------
     Total benefits and other deductions......         5,253        (189)        5,064         (62)      5,002
                                                              ----------                  --------
Income (loss) from operations, before income
  taxes.......................................         1,224         (19)        1,205         652       1,857
Income tax (expense) benefit..................           (78)          8           (70)       (228)       (298)
                                                              ----------                  --------
Net income (loss).............................         1,146         (11)        1,135         424       1,559
Net income (loss) attributable to AXA
  Equitable...................................     $     915  $      (11)    $     904    $    424   $   1,328
                                                              ==========                  ========
STATEMENTS OF COMPREHENSIVE INCOME (LOSS):
  Net income (loss)...........................     $   1,146  $      (11)    $   1,135    $    424   $   1,559
  Change in unrealized gains (losses), net
   of reclassification adjustment.............           458         (48)          410         (24)        386
  Other comprehensive income..................           473         (48)          425         (24)        401
                                                              ----------                  --------
  Comprehensive income (loss).................         1,619         (59)        1,560         400       1,960
                                                              ----------                  --------
  Comprehensive income (loss) attributable
   to AXA Equitable...........................     $   1,401  $      (59)    $   1,342    $    400   $   1,742
                                                              ==========                  ========

                                                                           AS REVISED   IMPACT OF
                                               AS PREVIOUSLY   IMPACT OF  AND ADJUSTED  ACCOUNTING
                                                 REPORTED      REVISIONS     HEREIN       CHANGE    AS REVISED
                                               -------------  ----------  ------------  ----------  ----------
                                                                        (IN MILLIONS)
SIX MONTHS ENDED JUNE 30, 2017
STATEMENTS OF EQUITY:
  Retained earnings, beginning of year........     $   7,864  $      161     $   8,025    $ (1,874)  $   6,151
  Net income (loss)...........................           915         (11)          904         424       1,328
                                                              ----------                  --------
  Retained earnings, end of period............         8,779         150         8,929      (1,450)      7,479
                                                              ----------                  --------
  Accumulated other comprehensive income,
   beginning of year..........................             7          14            21          (4)         17
  Other comprehensive income (loss)...........           486         (48)          438         (24)        414
                                                              ----------                  --------

                                                                            AS REVISED   IMPACT OF
                                               AS PREVIOUSLY   IMPACT OF   AND ADJUSTED  ACCOUNTING
                                                 REPORTED      REVISIONS      HEREIN       CHANGE    AS REVISED
                                               -------------  -----------  ------------  ----------  ----------
                                                                         (IN MILLIONS)
  Accumulated other comprehensive income,
   end of period..............................    $      493  $       (34)   $      459   $     (28) $      431
                                                              ===========                 =========
  Total AXA Equitable's equity, end of period.        14,635          116        14,751      (1,478)     13,273
                                                              -----------                 ---------
  Noncontrolling interest, beginning of year..         3,085           11         3,096          --       3,096
                                                              -----------                 ---------
  Noncontrolling interest, end of period......         2,973           11         2,984          --       2,984
                                                              ===========                 =========
   TOTAL EQUITY, END OF PERIOD................    $   17,608  $       127    $   17,735   $  (1,478) $   16,257
                                                              ===========                 =========

                                                                            AS REVISED   IMPACT OF
                                               AS PREVIOUSLY   IMPACT OF   AND ADJUSTED  ACCOUNTING
                                                 REPORTED      REVISIONS      HEREIN       CHANGE    AS REVISED
                                               -------------  -----------  ------------  ----------  ----------
                                                                         (IN MILLIONS)
SIX MONTHS ENDED JUNE 30, 2017
STATEMENTS OF CASH FLOWS:
  CASH FLOW FROM OPERATING ACTIVITIES:
   Net income (loss)..........................    $    1,146  $       (11)   $    1,135   $     424  $    1,559
   Policy charges and fee income..............        (1,761)         (72)       (1,833)        135      (1,698)
   Interest credited to policyholders'
     account balances.........................           658         (174)          484          --         484
   Net derivative (gains) loss................          (969)         296          (673)       (725)     (1,398)
   Changes in:................................
   Future policy benefits.....................         1,381          (13)        1,368         (65)      1,303
   Reinsurance recoverable....................          (251)          57          (194)         --        (194)
   Deferred policy acquisition costs..........            43          (66)          (23)          3         (20)
   Current and deferred income taxes..........           (16)          (8)          (24)        228         204
   Other......................................            93           (9)           84          --          84
                                                              -----------                 ---------
Net cash provided by (used in) operating
  activities..................................    $      (75) $        --    $      (75)  $      --  $      (75)
                                                              ===========                 =========

   The following tables present line items for March 31, 2017 financial information that has been affected by the revisions and the change in accounting principle. This information has been corrected from the information previously presented in the Q1 2017 Form 10-Q. For these items, the tables detail the amounts as previously reported, the impact upon those line items due to the revisions, as revised after the revisions, the impacts of the change in accounting principle and the amounts as currently revised.

                                                                             AS REVISED    IMPACT OF
                                              AS PREVIOUSLY   IMPACT OF     AND ADJUSTED   ACCOUNTING
                                                REPORTED      REVISIONS        HEREIN        CHANGE   AS REVISED
                                              ------------- ------------  ---------------- ---------- ----------
                                                                        (IN MILLIONS)
AS OF MARCH 31, 2017
ASSETS:
  Other equity investments...................    $    1,463 $        (23) $          1,440   $     -- $    1,440
  Other invested assets......................         2,050           34             2,084         --      2,084
                                                            ------------                     --------
  Total investments..........................        60,406           11            60,417         --     60,417
  DAC........................................         4,068          367             4,435        526      4,961
  Amounts due from reinsurers................         4,639            8             4,647         --      4,647
  Guaranteed minimum income benefit
   reinsurance asset, at fair value..........         9,795            3             9,798         --      9,798
                                                            ------------                     --------
   Total Assets..............................    $  209,098 $        389  $        209,487   $    526 $  210,013
                                                            ------------                     --------

                                                                           AS REVISED   IMPACT OF
                                               AS PREVIOUSLY   IMPACT OF  AND ADJUSTED  ACCOUNTING
                                                 REPORTED      REVISIONS     HEREIN       CHANGE     AS REVISED
                                               -------------  ----------  ------------  ----------  -----------
                                                                         (IN MILLIONS)
LIABILITIES:
  Policyholders' account balance..............   $    40,308  $      (16)  $    40,292  $       --  $    40,292
  Future policyholders' benefits and other
   policyholders' liabilities.................        25,496          51        25,547       3,144       28,691
  Current and deferred taxes..................         3,523         120         3,643        (917)       2,726
  Other liabilities...........................         2,496          (3)        2,493          --        2,493
                                                              ----------                ----------
   Total Liabilities..........................       192,712         152       192,864       2,227      195,091
                                                              ----------                ----------
EQUITY:
  Retained Earnings...........................         7,411         232         7,643      (1,665)       5,978
  Accumulated other comprehensive income
   (loss).....................................           179          (6)          173         (36)         137
                                                              ----------                ----------
  AXA Equitable Equity........................        12,934         226        13,160      (1,701)      11,459
  Noncontrolling interest.....................         3,035          11         3,046          --        3,046
                                                              ----------                ----------
  Equity......................................        15,969         237        16,206      (1,701)      14,505
                                                              ==========                ==========
   Total Liabilities and Equity...............   $   209,098  $      389   $   209,487  $      526  $   210,013
                                                              ==========                ==========

                                                                           AS REVISED   IMPACT OF
                                               AS PREVIOUSLY   IMPACT OF  AND ADJUSTED  ACCOUNTING
                                                 REPORTED      REVISIONS     HEREIN       CHANGE     AS REVISED
                                               -------------  ----------  ------------  ----------  -----------
                                                                         (IN MILLIONS)
THREE MONTHS ENDED MARCH 31, 2017
STATEMENTS OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income..............   $       896  $       23   $       919  $      (67) $       852
   Premiums...................................           225           7           232          --          232
   Net derivative gains (losses)..............          (724)        (97)         (821)        459         (362)
                                                              ----------                ----------
     Total revenues...........................         1,989         (67)        1,922         392        2,314
                                                              ----------                ----------
  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits....................           891          15           906          69          975
   Interest credited to policyholders'
     account balances.........................           337         (58)          279          --          279
   Amortization of deferred policy
     acquisition costs, net...................           125         (97)           28           1           29
   Other operating costs and expenses.........           384          (3)          381          --          381
                                                              ----------                ----------
     Total benefits and other deductions......         2,562        (143)        2,419          70        2,489
                                                              ----------                ----------
Income (loss) from operations, before income
  taxes.......................................          (573)         76          (497)        322         (175)
Income tax (expense) benefit..................           260         (26)          234        (113)         121
                                                              ----------                ----------
Net income (loss).............................          (313)         50          (263)        209          (54)
Net income (loss) attributable to AXA
  Equitable...................................   $      (431) $       50   $      (381) $      209  $      (172)
                                                              ==========                ==========
STATEMENTS OF COMPREHENSIVE INCOME (LOSS):
  Net income (loss)...........................   $      (313) $       50   $      (263) $      209  $       (54)
  Change in unrealized gains (losses), net
   of reclassification adjustment.............           144         (20)          124         (32)          92
  Other comprehensive income..................           179         (20)          159         (32)         127
                                                              ----------                ----------
  Comprehensive income (loss).................          (134)         30          (104)        177           73
                                                              ----------                ----------
  Comprehensive income (loss) attributable
   to AXA Equitable...........................   $      (259) $       30   $      (229) $      177  $       (52)
                                                              ==========                ==========

                                                                              AS REVISED    IMPACT OF
                                                AS PREVIOUSLY   IMPACT OF    AND ADJUSTED   ACCOUNTING
                                                  REPORTED      REVISIONS       HEREIN        CHANGE    AS REVISED
                                               --------------  ----------  ---------------  ----------  ----------
                                                                          (IN MILLIONS)
THREE MONTHS ENDED MARCH 31, 2017
STATEMENTS OF EQUITY:
  Retained earnings, beginning of year........ $        7,842  $      182  $         8,024  $   (1,874) $    6,150
  Net income (loss)...........................           (431)         50             (381)        209        (172)
                                                               ----------                   ----------
  Retained earnings, end of period............          7,411         232            7,643      (1,665)      5,978
                                                               ----------                   ----------
  Accumulated other comprehensive income,
   beginning of year..........................              7          14               21          (4)         17
  Other comprehensive income (loss)...........            172         (20)             152         (32)        120
                                                               ----------                   ----------
  Accumulated other comprehensive income,
   end of period..............................            179          (6)             173         (36)        137
                                                               ==========                   ==========
  Total AXA Equitable's equity, end of period.         12,934         226           13,160      (1,701)     11,459
                                                               ----------                   ----------
  Noncontrolling interest, beginning of year..          3,085          11            3,096          --       3,096
                                                               ----------                   ----------
  Noncontrolling interest, end of period......          3,035          11            3,046          --       3,046
                                                               ==========                   ==========
   TOTAL EQUITY, END OF PERIOD................ $       15,969  $      237  $        16,206  $   (1,701) $   14,505
                                                               ==========                   ==========

                                                                              AS REVISED    IMPACT OF
                                                AS PREVIOUSLY   IMPACT OF    AND ADJUSTED   ACCOUNTING
                                                  REPORTED      REVISIONS       HEREIN        CHANGE    AS REVISED
                                               --------------  ----------  ---------------  ----------  ----------
                                                                          (IN MILLIONS)
THREE MONTHS ENDED MARCH 31, 2017
  STATEMENTS OF CASH FLOWS:
   Net income (loss).......................... $         (313) $       50  $          (263) $      209  $      (54)
   Policy charges and fee income..............           (896)        (23)            (919)         67        (852)
   Interest credited to policyholders'
     account balances.........................            337         (58)             279          --         279
   Net derivative (gains) loss................            724          97              821        (459)        362
  Changes in:
   Deferred policy acquisition costs..........            125         (97)              28           1          29
   Future policy benefits.....................            185         (13)             172          69         241
   Reinsurance recoverable....................            (44)         21               23          --         (23)
   Current and deferred income taxes..........           (327)         26             (301)        113        (188)
   Other......................................            180          (3)             177          --         177
                                                               ----------                   ----------
  Net cash provided by (used in) operating
   activities................................. $           18  $       --  $            18  $       --  $       18
                                                               ==========                   ==========

20)SUBSEQUENT EVENTS

   Effective February 1, 2018, AXA Equitable entered into a reinsurance agreement to cede 90% of its single premium deferred annuities (SPDA) products issued between 1978-2001 and its Guaranteed Growth Annuity (GGA) single premium deferred annuity products issued between 2001- 2014. As a result of this agreement, AXA Equitable transferred assets with a market value equal to the coinsurance reserves of approximately $635 million.

   In March 2018, AXA Equitable Life sold its interest in two real estate joint ventures to AXA France for a total purchase price of approximately
   $143 million, which resulted in the elimination of $203 million of long-term debt on the Company's balance sheet for the first quarter of 2018.

   The restatement of the Company's 2016 financial statements may cause defaults under certain of AXA Equitable's derivatives agreements. AXA Equitable is seeking waivers for these defaults from the relevant counterparties as appropriate. We do not consider this to have a material impact on our business, results of operations or financial condition.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                                  SCHEDULE I
      SUMMARY OF INVESTMENTS -- OTHER THAN INVESTMENTS IN RELATED PARTIES
                               DECEMBER 31, 2017

                                                                   CARRYING
                                              COST/(1)/ FAIR VALUE  VALUE
                                              --------  ---------- --------
                                                     (IN MILLIONS)
TYPE OF INVESTMENT
Fixed Maturities:
  U.S. government, agencies and authorities..  $12,644   $  13,135 $ 13,135
  State, municipalities and political
   subdivisions..............................      414         481      481
  Foreign governments........................      376         396      396
  Public utilities...........................    3,540       3,728    3,728
  All other corporate bonds..................   17,083      17,784   17,784
  Residential mortgage-backed................      236         251      251
  Asset-backed...............................       89          92       92
  Redeemable preferred stocks................      449         491      491
                                               -------   --------- --------
Total fixed maturities.......................  $34,831   $  36,358 $ 36,358
                                               -------   --------- --------
Equity securities:
Mortgage loans on real estate................   10,943      10,895   10,935
Real estate held for the production of income      390         390      390
Policy loans.................................    3,315       4,210    3,315
Other equity investments.....................    1,351       1,351    1,351
Trading securities...........................   12,661      12,628   12,628
Other invested assets........................    3,121       3,121    3,121
                                               -------   --------- --------
Total Investments............................  $66,612   $  68,953 $ 68,098
                                               =======   ========= ========

  /(1)/Cost for fixed maturities represents original cost, reduced by repayments and writedowns and adjusted for amortization of premiums or accretion of discount; cost for equity securities represents original cost reduced by writedowns; cost for other limited partnership interests represents original cost adjusted for equity in income and reduced by distributions.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                                 SCHEDULE III
                      SUPPLEMENTARY INSURANCE INFORMATION
                AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2017

                                                FUTURE POLICY  POLICY                              AMORTIZATION
                      DEFERRED                     BENEFITS    CHARGES     NET      POLICYHOLDERS' OF DEFERRED
                       POLICY    POLICYHOLDERS'   AND OTHER      AND    INVESTMENT   BENEFITS AND     POLICY      ALL OTHER
                     ACQUISITION    ACCOUNT     POLICYHOLDERS' PREMIUM    INCOME       INTEREST    ACQUISITION    OPERATING
SEGMENT                 COSTS       BALANCES        FUNDS      REVENUE  (LOSS)/(1)/    CREDITED       COSTS      EXPENSE/(2)/
-------              ----------- -------------- -------------- -------- ----------  -------------- ------------  -----------
                                                                 (IN MILLIONS)
Individual
  Retirement........  $    2,490   $     18,909  $      15,090 $  1,982 $    1,568    $      2,243  $      (296)   $   1,030
Group Retirement....         501         11,318              2      248        548             284          (66)         427
Investment
  Management and
  Research..........          --             --             --       --        118              --           --        2,517
Protection Solutions       1,496          9,846          3,468    1,581        703           1,064          639          502
Corporate and Other.          60          3,732         10,474      427        536             911           (9)         232
                      ----------   ------------  ------------- -------- ----------    ------------  -----------    ---------
Total...............  $    4,547   $     43,805  $      29,034 $  4,238 $    3,473    $      4,502  $       268    $   4,708
                      ==========   ============  ============= ======== ==========    ============  ===========    =========

  /(1)/Net investment income (loss) is allocated to segments. Includes net derivative gains (losses).
  /(2)/Operating expenses are allocated to segments.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                                 SCHEDULE III
                      SUPPLEMENTARY INSURANCE INFORMATION
         AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2016 (AS RESTATED)

                                        FUTURE POLICY   POLICY                              AMORTIZATION
              DEFERRED                     BENEFITS     CHARGES     NET      POLICYHOLDERS' OF DEFERRED
               POLICY    POLICYHOLDERS'   AND OTHER       AND    INVESTMENT   BENEFITS AND     POLICY      ALL OTHER
             ACQUISITION    ACCOUNT     POLICYHOLDERS'  PREMIUM    INCOME       INTEREST    ACQUISITION    OPERATING
Segment         COSTS       BALANCES        FUNDS       REVENUE  (LOSS)/(1)/    CREDITED       COSTS      EXPENSE/(2)/
------------ ----------- -------------- --------------  -------- ----------  -------------- ------------  -----------
                                                          (in millions)

  Individual
  Retirement    $  2,340      $  15,024      $  14,090  $  1,844   $   (740)       $  1,045      $  (300)    $  1,258

  Group
  Retirement         320         10,998             (2)      217        456             273          (36)         396

  Investment
  Management
  and
  Research..          --             --             --        --        134              --           --        2,311

  Protection
  Solutions.       2,321          9,790          3,960     1,744        684           1,604          362          491

  Corporate
  and
  Other.....          77          3,013         10,853       419        573             878           26          208
                --------      ---------      ---------  --------   --------        --------      -------     --------
Total.......    $  5,058      $  38,825      $  28,901  $  4,224   $  1,107        $  3,800      $    52     $  4,664
                ========      =========      =========  ========   ========        ========      =======     ========

  /(1)/Net investment income (loss) is allocated to segments. Includes net derivative gains (losses).
  /(2)/Operating expenses are allocated to segments.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                                 SCHEDULE III
                      SUPPLEMENTARY INSURANCE INFORMATION
                     FOR THE YEAR ENDED DECEMBER 31, 2015

                                              POLICY                               AMORTIZATION
                                              CHARGES      NET      POLICYHOLDERS' OF DEFERRED
                                                AND     INVESTMENT   BENEFITS AND     POLICY      ALL OTHER
                                              PREMIUM     INCOME       INTEREST    ACQUISITION    OPERATING
Segment                                       REVENUE  (LOSS)/(1)/     CREDITED       COSTS      EXPENSE/(2)/
-------                                       -------- -----------  -------------- ------------  -----------
Individual Retirement........................ $  1,803 $      (849) $          455 $       (319) $     1,233
Group Retirement.............................      220         436             261          (34)         393
Investment Management and Research...........       --          29              --           --        2,395
Protection Solutions.........................    1,681         649           1,743           70          541
Corporate and Other..........................      439         631             902           40          243
                                              -------- -----------  -------------- ------------  -----------
Total........................................ $  4,143 $       896  $        3,361 $       (243) $     4,805
                                              ======== ===========  ============== ============  ===========

  /(1)/Net investment income (loss) is allocated to segments. Includes net derivative gains (losses).
  /(2)/Operating expenses are allocated to segments.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                                  SCHEDULE IV
                               REINSURANCE/(1)/
        AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

                                                                         ASSUMED                PERCENTAGE
                                                            CEDED TO      FROM                  OF AMOUNT
                                                 GROSS        OTHER       OTHER        NET       ASSUMED
                                                 AMOUNT     COMPANIES   COMPANIES     AMOUNT      TO NET
                                              ------------ ----------- ----------- ------------ ----------
                                                                  (DOLLARS IN MILLIONS)
2017
----
Life Insurance In-Force...................... $    392,926 $    41,330 $    30,300 $    381,896        7.9%
                                              ============ =========== =========== ============ ==========
Premiums:
Life insurance and annuities................. $        826 $       135 $       186 $        877       21.2%
Accident and health..........................           54          36           9           27       33.3%
                                              ------------ ----------- ----------- ------------ ----------
Total Premiums............................... $        880 $       171 $       195 $        904       21.6%
                                              ============ =========== =========== ============ ==========
2016 (As Restated)
------------------
Life Insurance In-Force...................... $    399,230 $    78,760 $    31,722 $    352,192        9.0%
                                              ============ =========== =========== ============ ==========
Premiums:
Life insurance and annuities................. $        790 $       135 $       197 $        852       23.1%
Accident and health..........................           60          41           9           28       32.1%
                                              ------------ ----------- ----------- ------------ ----------
Total Premiums............................... $        850 $       176 $       206 $        880       23.4%
                                              ============ =========== =========== ============ ==========
2015
----
Life Insurance In-Force...................... $    406,240 $    82,927 $    31,427 $    354,740        8.9%
                                              ============ =========== =========== ============ ==========
Premiums:
Life insurance and annuities................. $        751 $       128 $       197 $        820       24.0%
Accident and health..........................           67          45          10           32       31.3%
                                              ------------ ----------- ----------- ------------ ----------
Total Premiums............................... $        818 $       173 $       207 $        852       24.3%
                                              ============ =========== =========== ============ ==========

  /(1)/Includes amounts related to the discontinued group life and health business.

Retirement Investment Account(R)


PROSPECTUS DATED MAY 1, 2018



PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE PURCHASING, OR TAKING ANY OTHER ACTION UNDER A CONTRACT. ALSO, YOU SHOULD READ THE PROSPECTUSES FOR AXA PREMIER VIP TRUST AND EQ ADVISORS TRUST WHICH CONTAIN IMPORTANT INFORMATION ABOUT THEIR PORTFOLIOS.

--------------------------------------------------------------------------------

ABOUT THE RETIREMENT INVESTMENT ACCOUNT(R)


The Retirement Investment Account(R) ("RIA") is an investment program that allows employer plan assets to accumulate on a tax-deferred basis. The investment funds ("Funds") and a guaranteed interest option listed in the table below are available under RIA. The Funds and guaranteed interest option comprise the "investment options" covered by this prospectus. RIA is offered under a group annuity contract issued by AXA EQUITABLE LIFE INSURANCE COMPANY.


This contract is no longer being sold. This prospectus is used with current contract owners only. You should note that your contract features and charges, and your investment options, may vary depending on your state and/or the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional and/or refer to copies of the documents you received when you enrolled.

This prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the contract are changed after the date of this prospectus in accordance with the contract, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.

FUNDS
POOLED SEPARATE ACCOUNTS/(1)/
--------------------------------------------------------------------------------
.. AllianceBernstein Balanced --
   Separate Account No. 10
.. AllianceBernstein Common Stock -- Separate Account No. 4
.. AllianceBernstein Mid Cap Growth -- Separate Account No. 3
--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 66
--------------------------------------------------------------------------------
.. 1290 VT Socially Responsible
.. AXA Global Equity Managed Volatility
.. AXA International Core Managed Volatility
.. AXA International Value Managed Volatility
.. AXA Large Cap Core Managed Volatility
.. AXA Large Cap Growth Managed Volatility
.. AXA Large Cap Value Managed Volatility
.. AXA Mid Cap Value Managed Volatility
.. AXA/AB Small Cap Growth
.. AXA/ClearBridge Large Cap Growth
.. Charter/SM/ Multi-Sector Bond
.. Charter/SM/ Small Cap Value
.. EQ/BlackRock Basic Value Equity
.. EQ/Capital Guardian Research
.. EQ/Equity 500 Index
.. EQ/Intermediate Government Bond
.. EQ/International Equity Index
.. EQ/JPMorgan Value Opportunities
.. EQ/Large Cap Growth Index
.. EQ/Mid Cap Index
.. EQ/Money Market
.. EQ/Quality Bond PLUS
.. EQ/T. Rowe Price Growth Stock
.. Multimanager Technology
--------------------------------------------------------------------------------
(1)The AllianceBernstein Balanced, AllianceBernstein Common Stock, and AllianceBernstein Mid Cap Growth Funds (the "Pooled Separate Accounts") are managed by AXA Equitable.

Separate Account No. 66 Funds invest in shares of a corresponding portfolio ("portfolio") of AXA Premier VIP Trust and EQ Advisors Trust (the "Trusts"). In each case, the Funds and the corresponding portfolios have the same name. You should read the prospectuses for each Trust and keep them for future reference.

GUARANTEED INTEREST OPTION. The guaranteed interest option credits interest daily and we guarantee principal.


Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The Statement of Additional Information ("SAI") dated May 1, 2018, is a part of the registration statement is available free of charge upon request by writing us or calling us toll-free. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this prospectus. The SAI is available free of charge. You may request one by writing to our processing office at AXA Equitable, RIA Service Office, P.O. Box 8095, Boston, MA 02266-8095 or calling 1-800-967-4560.


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SECURITIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                        #502708

Contents of this Prospectus

--------------------------------------------------------------------------------


             About the Retirement Investment Account(R)          1
             Index of key words and phrases                      4
             Who is AXA Equitable?                               5
             How to reach us                                     6
             RIA at a glance -- key features                     7
             Other contracts                                     8

             ------------------------------------------------------
             FEE TABLE                                           9
             ------------------------------------------------------

             Examples                                           10
             Condensed financial information                    10

             ------------------------------------------------------
             1. RIA FEATURES AND BENEFITS                       11
             ------------------------------------------------------
             Investment options                                 11
             The AllianceBernstein Balanced Fund                11
             The AllianceBernstein Common Stock Fund            12
             The AllianceBernstein Mid Cap Growth Fund          13
             Investment adviser of the AllianceBernstein
               Balanced, AllianceBernstein Common Stock and
               AllianceBernstein Mid Cap Growth Funds           13
             Portfolio holdings policy for the Pooled Separate
               Accounts                                         14
             Funds investing in the Trusts                      14
             Portfolios of the Trusts                           15
             Risks of investing in the Funds                    20
             Risk factors -- AllianceBernstein Common Stock,
               AllianceBernstein Mid Cap Growth and
               AllianceBernstein Balanced Funds                 20
             Change of investment objectives                    21
             Guaranteed interest option                         21

             ------------------------------------------------------
             2. HOW WE VALUE YOUR ACCOUNT VALUE                 22
             ------------------------------------------------------
             How we determine the unit value                    22
             How we value the assets of the Funds               22

             ------------------------------------------------------
             3. TRANSFERS                                       24
             ------------------------------------------------------
             Transfers among investment options                 24
             Disruptive transfer activity                       24


-------------
When we use the words "we," "us" and "our" we mean AXA Equitable.
When we address the reader of this prospectus with words such as "you" and "your," we generally mean the employer or plan sponsor of the plans who use RIA as an investment vehicle, unless otherwise explained.


Further, the terms and conditions of the employer's plan govern the aspects of RIA available to plan participants. Accordingly, participants also should carefully consider the features of their employer's plan, which may be different from the features of RIA described in this prospectus.

                          CONTENTS OF THIS PROSPECTUS

             ------------------------------------------------------
             4. ACCESS TO YOUR ACCOUNT VALUE                    26
             ------------------------------------------------------
             Participant loans                                  26
             Choosing benefit payment options                   26

             ------------------------------------------------------
             5. RIA                                             27
             ------------------------------------------------------
             Summary of plan choices of RIA                     27
             How to make contributions                          27
             Selecting investment options                       27
             Allocating program contributions                   28

             ------------------------------------------------------
             6. DISTRIBUTIONS                                   29
             ------------------------------------------------------

             ------------------------------------------------------
             7. OPTIONAL PARTICIPANT RECORDKEEPING SERVICES     30
             ------------------------------------------------------

             ------------------------------------------------------
             8. CHARGES AND EXPENSES                            31
             ------------------------------------------------------
             Participant recordkeeping services charge          32
             Other billing arrangements                         32
             General information on fees and charges            33

             ------------------------------------------------------
             9. TAX INFORMATION                                 34
             ------------------------------------------------------
             Buying a contract to fund a retirement arrangement 34
             Impact of taxes to AXA Equitable                   34
             Certain rules applicable to plans designed to
               comply with Section 404(c) of ERISA              35

             ------------------------------------------------------
             10. MORE INFORMATION                               36
             ------------------------------------------------------
             About changes or terminations                      36
             IRS disqualification                               36
             About the separate accounts                        36
             About the Trusts                                   36
             About the general account                          36
             When we pay proceeds                               37
             When transaction requests are effective            37
             Voting rights                                      37
             Cybersecurity                                      37
             About legal proceedings                            38
             Financial statements                               38
             About the trustee                                  38
             Reports we provide and available information       38
             Acceptance and responsibilities                    38
             About registered units                             38
             Assignment and creditors' claims                   38
             Distribution of the contracts                      38
             Commissions and service fees we pay                39


            -----------------------------------------------------------
            APPENDIX
            -----------------------------------------------------------
            I     --   Condensed financial information             I-1

            -----------------------------------------------------------
            STATEMENT OF ADDITIONAL INFORMATION
              Table of contents
            -----------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

Index of key words and phrases

--------------------------------------------------------------------------------

Below is an index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained. This index should help you locate more information on the terms used in this prospectus.

                                                          PAGE

                 AXA Equitable                             5
                 business day                             22
                 benefit payment options                  26
                 Code                                      7
                 contracts                                27
                 contributions                            27
                 CWC                                      31
                 current rate                             21
                 disruptive transfer activity             24
                 DOL                                      27
                 ERISA                                     7
                 exclusive funding employer plan          27
                 Fair valuation                           23
                 financial professional                   38
                 Funds                                     1
                 guaranteed interest option                1
                 IRS                                      31

                                                          PAGE

                 investment options                          1
                 market timing                              24
                 Master Retirement Trust                    27
                 minimum rate                               21
                 participant recordkeeping service PRS    7,30
                 partial funding employer plan              27
                 participant-directed plans                 24
                 portfolios                                  1
                 QDRO                                       31
                 RIA                                         1
                 SAI                                         1
                 separate accounts                          36
                 Trusts                                   1,36
                 trustee-directed plans                     24
                 unit                                       22
                 unit value                                 22

                        INDEX OF KEY WORDS AND PHRASES

Who is AXA Equitable?

--------------------------------------------------------------------------------



We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Equitable Holdings, Inc., which is an indirect majority owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the majority shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts. AXA Equitable is solely responsible for paying all amounts owed to you under your contract.

AXA Equitable Holdings, Inc. and its consolidated subsidiaries managed approximately $669.9 billion in assets as of December 31, 2017. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             WHO IS AXA EQUITABLE?

HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location listed below.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transfers" later in this prospectus).

You can reach us to obtain:

..   Participation agreements, or enrollment or other forms used in RIA

..   Unit values and other values under your plan

..   Any other information or materials that we provide in connection with RIA
 BY PHONE:

  1-800-967-4560
  (Service consultants are available weekdays 9 a.m. to 5 p.m. Eastern time.) FOR CORRESPONDENCE AND CONTRIBUTION CHECKS SENT BY REGULAR MAIL:

  AXA Equitable
  P.O. Box 8095
  Boston, MA 02266-8095
 FOR CONTRIBUTION CHECKS ONLY SENT BY REGISTERED, CERTIFIED, OR OVERNIGHT
 DELIVERY:

  AXA Equitable
  30 Dan Road
  Canton, MA 02021

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Our processing office is 30 Dan Road, Canton, MA.

NO PERSON IS AUTHORIZED BY AXA EQUITABLE TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE SAI, OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY AXA EQUITABLE. YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

                             WHO IS AXA EQUITABLE?

RIA at a glance -- key features

--------------------------------------------------------------------------------

EMPLOYER PLAN ARRANGEMENTS     RIA is an investment program designed for employer plans
THAT USE THE RIA CONTRACT      that qualify for tax-favored treatment under Section 401(a)
                               of the Internal Revenue Code of 1986, as amended ("Code").
                               Eligible employer plans include defined benefit plans,
                               defined contribution plans or profit-sharing plans,
                               including 401(k) plans. These employer plans generally also must meet the requirements of the Employee Retirement
                               Income Security Act of 1974, as amended ("ERISA").
                               Employer plan arrangements chose RIA:
                               .   As the exclusive funding vehicle for an employer plan.
                                   If you chose this option, the annual amount of plan
                                   contributions must be at least $10,000.
                               .   As a partial investment funding vehicle for an employer
                                   plan. Under this option, the aggregate amount of
                                   contributions in the initial participation year were at
                                   least $50,000, and the annual aggregate amount of
                                   contributions thereafter must be at least $25,000. The
                                   guaranteed interest option is not available. Also, a
                                   partial funding agreement was completed.
-------------------------------------------------------------------------------------------
RIA FEATURES                   .   The maximum number of active investment options that
                                   may be selected at any time is 25. We currently offer
                                   28 investment options.
                               .   Benefit distribution payments.
                               .   Optional Participant Recordkeeping Services ("PRS"),
                                   which includes participant-level recordkeeping and
                                   making benefit payments.
                               .   Available for trustee-directed or participant-directed
                                   plans.
                               ------------------------------------------------------------
                               A PARTICIPANT-DIRECTED EMPLOYER PLAN IS AN EMPLOYER PLAN
                               THAT PERMITS INVESTMENT DIRECTION BY PLAN PARTICIPANTS FOR
                               CONTRIBUTION ALLOCATIONS OR TRANSFERS AMONG INVESTMENT
                               OPTIONS. A TRUSTEE-DIRECTED EMPLOYER PLAN IS AN EMPLOYER
                               PLAN THAT PERMITS THOSE SAME TYPES OF INVESTMENT DECISIONS
                               ONLY BY THE EMPLOYER, A TRUSTEE OR ANY NAMED FIDUCIARY OR
                               AN AUTHORIZED DELEGATE OF THE PLAN.
-------------------------------------------------------------------------------------------
CONTRIBUTIONS                  .   Can be allocated to any one investment option or
                                   divided among them.
                               .   May be made by check or wire transfer.
                               .   Are credited on the day of receipt if accompanied by
                                   properly completed forms.
-------------------------------------------------------------------------------------------
TRANSFERS AMONG INVESTMENT     .   Generally, amounts may be transferred among the
OPTIONS                            investment options.
                               .   There is no charge for transfers and no tax liability.
                               .   Transfers from the guaranteed interest option may be
                                   subject to limitations.
-------------------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT        The Funds are managed by professional investment advisers.
MANAGEMENT
-------------------------------------------------------------------------------------------
GUARANTEED OPTIONS             The guaranteed interest option pays interest at guaranteed rates and provides guarantees of principal.
-------------------------------------------------------------------------------------------

TAX CONSIDERATIONS             .   On earnings      No tax until you make withdrawals under the plan.
                               .   On transfers     No tax on internal transfers among the investment options.
                               --------------------------------------------------------------------------------

  Because you are enrolling in an annuity contract that funds a qualified employer sponsored retirement arrangement, you should be aware that such annuities do not provide tax
  deferral benefits beyond those already provided by the
  Code. Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax
  deferral meet your needs and goals. You may also want to
  consider the relative features, benefits and costs of these annuities with any other investment that you may use in
  connection with your retirement plan or arrangement. (For
  more information, see "Tax information" later in this
  prospectus.)
--------------------------------------------------------------

                        RIA AT A GLANCE -- KEY FEATURES

-------------------------------------------------------------------------------------
CHARGES AND EXPENSES     .   Ongoing operations fee assessed against assets invested
                             in investment options including any outstanding loan
                             balance.
                         .   Investment management and financial accounting fees and
                             other expenses charged on a Fund-by-Fund basis, as
                             applicable.
                         .   No sales charges deducted from contributions, but
                             contingent withdrawal charges may apply for non-
                             benefit distributions.
                         .   Charges of the Trusts' portfolios for management fees
                             and other expenses, and 12b-1 fees.
                         .   Administrative fee if you purchase an annuity payout
                             option.
                         .   Participant recordkeeping (optional) charge per
                             participant annual fee of $25.
                         .   Loan fee of 1% of loan principal amount at the time the
                             plan loan is made.
                         .   Administrative charge for certain Funds of Separate
                             Account No. 66.
                         .   We deduct a charge designed to approximate certain
                             taxes that may be imposed on us, such as premium taxes
                             in your state. This charge is generally deducted from
                             the amount applied to an annuity payout option.
-------------------------------------------------------------------------------------
BENEFIT PAYMENT OPTIONS  .   Lump sum.
                         .   Installments on a time certain or dollar certain basis.
                         .   Variety of fixed annuity benefit payout options as
                             available under an employer's plan.
-------------------------------------------------------------------------------------
ADDITIONAL FEATURES      .   Participant loans (if elected by your employer; some
                             restrictions apply).
                         .   Quarterly reports showing:
                            -- transactions in the investment options during the
                               quarter for the employer plan;
                            -- the number of units in the Funds credited to the
                               employer plan; and
                            -- the unit values and/or the balances in all of the
                               investment options as of the end of the quarter.
                         .   Automatic confirmation notice to employer/trustee
                             following the processing of an investment option
                             transfer.
                         .   Annual and semiannual report of the Funds.
-------------------------------------------------------------------------------------

THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF THE CONTRACT. IN SOME CASES RESTRICTIONS OR EXCEPTIONS APPLY. ALSO, ALL FEATURES OF THE CONTRACT ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES.

For more detailed information, we urge you to read the contents of this prospectus, as well as your contract. This prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. Your contract and any endorsements, riders and data pages are the entire contract between you and AXA Equitable. The prospectus and contract should be read carefully before investing. Please feel free to call us if you have any questions.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, fees and/or charges that are different from those in the contracts offered by this prospectus. Not every contract is offered through the same distributor. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about any of the AXA Equitable annuity contracts.

                        RIA AT A GLANCE -- KEY FEATURES

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when enrolling in, owning, and surrendering the RIA contract. The tables reflect charges that affect plan balances participating in the Funds through the group annuity contract, as well as charges you will bear directly under your contract. The table also shows charges and expenses of the portfolios of each Trust that you will bear indirectly. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, make certain withdrawals, purchase an annuity payout option or take a loan from the contract. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. WE DEDUCT NO SALES CHARGE AT THE TIME YOU MAKE A CONTRIBUTION, AND THERE ARE NO TRANSFER OR EXCHANGE FEES WHEN YOU TRANSFER ASSETS AMONG THE INVESTMENT OPTIONS UNDER THE CONTRACT.

---------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN
TRANSACTIONS:
---------------------------------------------------------------------------------
Maximum contingent withdrawal charge (as a percentage of Fund assets)/(1)/  6%

Administrative fee if you purchase an annuity payout option                 $175

Loan fee (as a percentage of amount withdrawn as loan principal at the
time the loan is made)                                                      1%
---------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying
Trust portfolio fees and expenses.

----------------------------------------------------------------------------------
CHARGE WE DEDUCT FROM YOUR ACCOUNT VALUE
----------------------------------------------------------------------------------
Maximum ongoing operations fee (expressed as an annual percentage)/(2)/     1.25%

----------------------------------------------------------------------------------
 CHARGES WE DEDUCT EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS IN
 SEPARATE ACCOUNT NO. 66
----------------------------------------------------------------------------------
Administrative charge (applies only to certain Funds/(3)/ in Separate
Account No. 66)/(4)/                                                        0.05%

----------------------------------------------------------------------------------
 POOLED TRUST EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE
----------------------------------------------------------------------------------

                                      INVESTMENT
                                    MANAGEMENT AND    DIRECT OPERATING AND
                                  ACCOUNTING FEE/(4)/ OTHER EXPENSES/(5)/  TOTAL
                                  ------------------  -------------------- -----
AllianceBernstein Common Stock          0.08%                0.08%         0.16%
AllianceBernstein Mid Cap Growth        0.50%                0.03%         0.53%
AllianceBernstein Balanced              0.50%                0.13%         0.63%

---------------------------------------------------------------------------------
CHARGES WE DEDUCT AT THE END OF EACH MONTH
---------------------------------------------------------------------------------
Annual Optional Participant Recordkeeping Services
Fee/(6)/                                                $25 per plan participant
---------------------------------------------------------------------------------

A proportionate share of all fees and expenses paid by a portfolio that corresponds to any variable investment option of the Trusts to which plan balances are allocated also applies. The table below shows the lowest and highest total operating expenses as of December 31, 2017 charged by any of the portfolios. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio's fees and expenses is contained in the Trust prospectus for the portfolio.



--------------------------------------------------------------------------------
PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF AVERAGE DAILY
NET ASSETS
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses (expenses that are      Lowest Highest
deducted from portfolio assets including management fees, 12b-1   0.59%  1.48%
fees,
service fees, and/or other expenses)/(7)/
--------------------------------------------------------------------------------


Notes:

(1)The contingent withdrawal charge is waived in certain circumstances. The charge reduces to 2% of the amount withdrawn in the ninth participation year and cannot be imposed after the ninth anniversary of a plan's participation in RIA.

(2)The annual ongoing operations fee is deducted monthly and applied on a decremental scale, declining to 0.50% on the account value over $1,000,000, except for plans that adopted RIA before February 9, 1986.

(3)The Funds that have an Administrative charge are: Charter/SM/ Multi-Sector Bond, EQ/Intermediate Government Bond, EQ/International Equity Index, EQ/Quality Bond PLUS, AXA/AB Small Cap Growth, EQ/Equity 500 Index and EQ/Money Market.


(4)These fees will fluctuate from year to year and from fund to fund based on the assets in each fund. The percentage set forth in the table represents the highest fees incurred by a fund during the fiscal year ended
   December 31, 2017. These expenses may be higher or lower based on the expenses incurred by a fund during the fiscal year ended December 31, 2018.

                                   FEE TABLE

(5)These expenses vary by investment Fund, and will fluctuate from year to year based on actual expenses. The percentage set forth in the table represents the highest other expenses incurred by a Fund during the fiscal year ended December 31, 2017. These expenses may be higher based on the expenses incurred by the Funds during the fiscal year ended December 31, 2018.


(6)We deduct this fee on a monthly basis at the rate of $2.08 per participant.

(7)"Total Annual Portfolio Operating Expenses" may be based, in part, on estimated amounts of such expenses.

EXAMPLES

These examples are intended to help you compare the cost of investing in the RIA contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying Trust fees and expenses.

The examples below show the expenses (which expenses, including the Optional Participants Recordkeeping Services fee, are directly reflected in the participant's retirement account value) that a hypothetical contract owner would pay in the situations illustrated. For purposes of the two sets of examples below, the ongoing operations fee is computed by reference to the actual aggregate annual ongoing operations fee as a percentage of total assets by employer plans in the RIA annuity contract other than corporate plans, resulting in an estimated ongoing operations fee of $519.29 per $10,000. The examples reflect the $25 annual charge for the Optional Participant Recordkeeping Services.

We assume there is no waiver of the withdrawal charge and that no loan has been taken. The charges used in the examples are the maximum expenses rather than the lower current expenses. The guaranteed interest option is not covered by the fee table and examples. However, the ongoing operations fee, the withdrawal charge, the loan fee, the Optional Participant Recordkeeping Services fee, and the administrative fee if you purchase an annuity payout option do apply to amounts in the guaranteed interest option. These examples should not be considered a representation of past or future expenses for any option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

SEPARATE ACCOUNT NO. 66 EXAMPLES:

These examples assume that you invest $10,000 in the Funds in Separate Account No. 66 under the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the highest and lowest fees and expenses of any of the available portfolios (before expense limitations) of each Trust. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                     SEPARATE ACCOUNT NO. 66
---------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE   CONTRACT AT THE END OF THE
                                    END OF THE APPLICABLE TIME PERIOD         APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,418   $2,883    $4,260    $7,241    $838  $2,432  $3,923   $7,241
---------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,334   $2,657    $3,922    $6,727    $749  $2,194  $3,570   $6,727
---------------------------------------------------------------------------------------------------------


POOLED SEPARATE ACCOUNT EXAMPLES:

These examples assume that you invest $10,000 in the Funds in the Pooled separate accounts under the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year. The example also assumes maximum contract charges and total annual expenses of the portfolios (before expense limitations) set forth in the previous charts. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


---------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE   CONTRACT AT THE END OF THE
                                    END OF THE APPLICABLE TIME PERIOD         APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------------
AllianceBernsteinBalanced           $1,341   $2,675    $3,949    $6,769    $756  $2,213  $3,598   $6,769
---------------------------------------------------------------------------------------------------------
AllianceBernsteinCommon Stock       $1,285   $2,521    $3,715    $6,397    $696  $2,050  $3,353   $6,397
---------------------------------------------------------------------------------------------------------
AllianceBernsteinMid Cap Growth     $1,325   $2,632    $3,883    $6,666    $739  $2,167  $3,529   $6,666
---------------------------------------------------------------------------------------------------------


CONDENSED FINANCIAL INFORMATION


Please see the Appendix at the end of this prospectus for unit values and the number of units outstanding of each Fund available as of December 31, 2017.


FINANCIAL STATEMENTS OF THE FUNDS

Each Fund is, or is part of, one of our separate accounts as described in "About the separate accounts" under "More information" later in this prospectus. The financial statements of the Funds are contained in the SAI. The financial statements for the portfolios of each Trust are included in the SAI for each Trust.

                                   FEE TABLE

1. RIA features and benefits

--------------------------------------------------------------------------------

INVESTMENT OPTIONS

We offer various investment options under RIA, including the Funds and the guaranteed interest option. Each Fund has a different investment objective. The Funds try to meet their investment objectives by investing either in a portfolio of securities or by holding mutual fund shares. The maximum number of active investment options that can be available under any RIA annuity contract at any time is 25. We cannot assure you that any of the Funds will meet their investment objectives.

You can lose your principal when investing in the Funds. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market Fund.

THE ALLIANCEBERNSTEIN BALANCED FUND

OBJECTIVES

The Balanced Fund (Separate Account No. 10) (the "Portfolio") seeks to achieve both appreciation of capital and current income through investment in a diversified Portfolio of publicly traded common stocks, equity-type securities, debt securities and short-term money-market instruments. The Balanced Fund will include allocations to three sub-portfolios: Global Structured Equity, US Core Fixed Income and Cash.

INVESTMENT STRATEGIES

The Global Structured Equity sub-portfolio's objective is to deliver consistent excess returns driven by intensive company research combined with a disciplined portfolio construction process focused on risk control. The sub-portfolio targets long-term growth of capital and to outperform the Morgan Stanley Capital International (MSCI) World Index over any three year period.

The Global Structured Equity sub-portfolio invests primarily in equity and equity type securities (such as convertible bonds, convertible preferred and warrants) by using a disciplined investment approach to identify attractive investment candidates based on internally generated research. The Advisor's global industry research analysts are responsible for a primary research universe of companies that are primarily stocks in the MSCI World Index or stocks with similar characteristics that meet the Advisor's investment criteria. The analysts conduct in-depth research on these companies to uncover the most attractive investment opportunities. The sub-portfolio is constructed to maximize exposure to stocks selected by the Advisor's analysts and Portfolio Managers. Individual security weights are a function of the analyst view, ownership within other portfolios, volatility, correlation and index weight. It may also hold securities to control risk and to limit the traditional sources of risk such as style/theme exposures. The result is a combination of stocks in the sub-portfolio with fundamental characteristics, as well as country and sector weightings that approximate those of the benchmark. The sub-portfolio primarily invests its assets in countries included in the MSCI World Index, however the sub portfolio may not invest in Emerging Market securities that fall into the MSCI Emerging Markets country definition. The sub-portfolio may also utilize currency hedging through the use of currency forwards. For the currency hedging process, the Advisor uses forward contracts that require the purchase or delivery of a foreign currency at some future date. The price paid for the contract is the current price of the foreign currency in U.S. dollars plus or minus an adjustment based on the interest rate differential between the U.S. dollar and the foreign currency. This process utilizes the Advisor's currency multi-factor expected return model based upon: interest rate differentials, current account imbalances, convergence to purchasing-power parity and market momentum. The strategy is implemented using optimization tools that explicitly recognize the link between return potential and risk. The use of currency forwards may only be used for currency hedging purposes. The use of cross hedging may only be utilized with prior approval of AXA Equitable.

The U.S. Core Fixed Income's sub-portfolio seeks to consistently add value relative to the broad bond market and core fixed income managers through a research driven, disciplined search for relative value opportunities across the full range of fixed income market sectors. It is actively managed, seeking to add value primarily through a combination of sector and security-specific selections.

The Fixed Income process capitalizes on the Advisor's independent fundamental and quantitative research in an effort to add value. The process begins with proprietary expected return forecasts of our quantitative research team, which narrow the investment universe and identify those sectors, securities, countries and currencies that appear most/least attractive. These quantitative forecasts enable us to prioritize the further in-depth analysis of our fundamental credit and economic research teams. These fundamental research teams are focused on forecasting credit and economic fundamentals which confirm or refute our quantitative model findings.

Once the quantitative and fundamental forecasts have been made, the Advisor's most senior research and portfolio management professionals meet in "research review" sessions where the forecasts are vetted with the goal of reconciling any differences between quantitative and fundamental projections and determining conviction level in each forecast, and identifying major themes to be implemented in the portfolios. The US Core team then translates the final research recommendations -- the output of the research review sessions -- into an appropriate portfolio risk target (tracking error). The US Core Team budgets this risk across the primary decisions (sector allocation, security selection and yield curve structure) with the use of proprietary portfolio construction tools.

The U.S. Core Fixed Income sub-portfolio may invest in a wide variety of publicly traded debt instruments. The sub-portfolio will only purchase US-dollar denominated securities. The sub-portfolio's non-money market securities will consist primarily of the following publicly traded securities:

1) debt securities issued or guaranteed by the United States Government (such as U.S. Treasury securities), its agencies (such as the

                           RIA FEATURES AND BENEFITS

Government National Mortgage Association), or instrumentalities (such as the Federal National Mortgage Association), 2) debt securities issued by governmental entities and corporations from developed and developing nations,
3) asset-backed securities, mortgage-related securities (including agency and non-agency fixed, ARM and hybrid pass-throughs, commercial mortgage-backed securities ("CMBS"), mortgage dollar rolls, and up to 5% agency and non-agency collateralized mortgage obligations ("CMOs"), zero coupon bonds, preferred stocks and trust preferred securities and inflation protected securities. At the time in which the account enters into a transaction involving the future delivery of securities which could result in potential economic leverage, the Advisor will maintain cash equivalents or other liquid securities in the portfolio having an amount equal to or greater than the market value of the position/commitment in question. In addition, the Advisor will monitor the account on a periodic basis to ensure that adequate coverage is maintained. The sub-portfolio may purchase 144A securities. The sub-portfolio may also buy debt securities with equity features, such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, sales or profits. All such securities will be investment grade, at the time of acquisition, i.e., rated BBB or higher by Standard & Poor's Corporation (S&P), Baa or higher by Moody's Investor Services, Inc. (Moody's), BBB or higher by Fitch or if unrated, will be of comparable investment quality. The sub-portfolio may directly invest in investment grade money market instruments. Cash equivalent investments are defined as any security that has a maturity less than one year, including repurchase agreements in accordance with AXA Equitable guidelines.

Swap transactions are prohibited.

The overall sub-portfolio duration is maintained approximately within 10% of the Barclays Capital Aggregate Bond Index.

The Cash sub-portfolio may invest directly in investment-grade money market instruments.

The portfolio may invest in cash equivalents in a commingled investment fund managed by the Advisor.

ASSET ALLOCATION POLICIES

The Portfolio includes an asset allocation with a 60% weighting for equity securities and a 40% weighting for debt securities (see chart below). This asset allocation, which has been adapted to AXA Equitable specifications, is summarized below. The Advisor will allow the relative weightings of the Portfolio's debt and equity components to vary in response to markets, but ordinarily only by +/- 3% of the portfolio. Beyond those ranges, the Advisor may generally rebalance the Portfolio toward the targeted asset allocation, in line with AXA Equitable specifications. The Fund is valued daily.


-------------------------------------------------------------------------------
ALLOCATION                                                    AXA EQUITABLE'S
PORTFOLIO TYPE                   SUB-PORTFOLIO                SPECIFIED TARGET
-------------------------------------------------------------------------------
Global Equity                  Global Structured Equity       60%
-------------------------------------------------------------------------------
Total fixed and money market                                  40%
instruments:
..   Fixed                      .   35%-US Core Fixed Income
..   Money market instruments   .   5%-Cash
-------------------------------------------------------------------------------

RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the Funds" later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Balanced Fund specifically.

THE ALLIANCEBERNSTEIN COMMON STOCK FUND

OBJECTIVE

The investment objective of the AllianceBernstein Common Stock Fund (Separate Account No. 4) is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing its assets in securities represented in the Russell 1000 Growth Index ("Index"); it is intended that the Fund seeks to approximate the risk profile and investment return of the Index on an annualized basis.

INVESTMENT STRATEGIES

The Manager will use a replication construction technique to initiate and maintain the portfolio. The Fund seeks to approximate the Russell 1000 Growth Index by owning all securities in the portfolio in the approximate weight each represents in the Index. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (Source: Russell Investment Group).

The majority of trading in the Fund each year will take place in June after the annual reconstitution of the Russell indexes by Russell Investments. The list of constituents is ranked based on total market capitalization as of May 31st of each year, with the actual reconstitution effective in June. Changes to the membership lists are pre-announced and subject to change if any corporate activity occurs or if any new information is received prior to release.

Typically, passively managed portfolios are rebalanced when cash is accumulated due to dividend and interest receipts, monies are received from corporate reorganizations (i.e. tenders, mergers and buybacks) and external cash flows.

AllianceBernstein may utilize index futures and Exchange Traded Funds to equitize short-term cash balances or effect basis trades to minimize transaction costs. These instruments are used if, in the advisor's opinion, they provide a more cost-effective alternative than transacting in the cash market.

The Fund is valued daily.

                           RIA FEATURES AND BENEFITS

RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the Funds" later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Common Stock Fund specifically.

THE ALLIANCEBERNSTEIN MID CAP GROWTH FUND

OBJECTIVE

The AllianceBernstein Mid Cap Growth Fund (Separate Account No. 3) seeks to achieve long-term capital growth through a diversified portfolio of equity securities. The account will attempt to achieve this objective by investing primarily in the common stock of medium-sized companies which have the potential to grow faster than the general economy and to grow into much larger companies.

INVESTMENT STRATEGIES

The AllianceBernstein Mid Cap Growth Fund is actively managed to obtain excess return versus the Russell Mid Cap Growth Index. The Fund invested at least 80% of its total assets in the common stock of companies with medium capitalizations at the time of the Fund's investment, similar to the market capitalizations of companies in the Russell Mid Cap Growth Index. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. If deemed appropriate, in order to meet the investment objectives, the Fund may invest in companies in cyclical industries as well as in securities that the adviser believes are temporarily undervalued. The Fund may also invest in foreign companies without substantial business in the United States. In aggregate, IPO (Initial Public Offerings) investments cannot exceed 5% of the Fund at time of purchase, and no more than 10% due to appreciation. An IPO is an issuer's first offering of a security or class of a security to the public.

The Fund may also invest in other types of securities including convertible preferred stocks, convertible debt securities and short-term securities such as corporate notes, and temporarily invest in money market instruments. Additionally, the Fund may invest up to 10% of its total assets in restricted securities.

The Fund attempts to generate excess return by taking active risk in security selection by looking for companies with unique growth potential. The Fund may often be concentrated in industries where research resources indicate there is high growth potential. The Fund is valued daily.

RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the Funds" later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Mid Cap Growth Fund specifically. Note, however, that due to the AllianceBernstein Mid Cap Growth Fund's investment policies, this Fund provides greater growth potential and greater risk than the AllianceBernstein Common Stock and AllianceBernstein Balanced Funds. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.


INVESTMENT ADVISER OF THE ALLIANCEBERNSTEIN BALANCED, ALLIANCEBERNSTEIN COMMON STOCK AND ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS


The Board of Directors has delegated responsibility to a committee to authorize or approve investments in the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth funds (collectively, the "Funds"). That committee may exercise its investment authority directly or it may delegate it, in whole or in part, to a third party investment advisor. The committee has delegated responsibility to AllianceBernstein L.P. ("AllianceBernstein") to manage the Funds. Subject to that committee's broad supervisory authority, AllianceBernstein's investment officers and managers have complete discretion over the assets of the Funds and have been given discretion as to sales and, within specified limits, purchases of stocks, other equity securities and certain debt securities. When an investment opportunity arises that is consistent with the objectives of more than one account, investment opportunities are allocated among accounts in an impartial manner based on certain factors such as investment objective and current investment and cash positions.

AllianceBernstein is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. We are the majority-owners of AllianceBernstein, a limited partnership. AllianceBernstein acts as investment adviser to various separate accounts and general accounts of AXA Equitable and other affiliated insurance companies. AllianceBernstein also provides investment management and advisory services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. The following portfolio managers are primarily responsible for the day-to-day management of the portfolios:

---------------------------------------------------------------------------------
                                                            BUSINESS EXPERIENCE
                 FUND                    PORTFOLIO MANAGER  FOR PAST 5 YEARS
---------------------------------------------------------------------------------
AllianceBernstein                          Greg Wilensky    Portfolio Manager
Balanced Fund                                               at AllianceBernstein
                                                            since 1996
                                           Joshua Lisser    Portfolio Manager
                                                            at AllianceBernstein
                                                            since 1992
                                         Judith A. De Vivo  Portfolio Manager
                                                            at AllianceBernstein
                                                            since 1984
                                             Ben Sklar      Portfolio Manager
                                                            at AllianceBernstein
                                                            since 2009
                                          John H. Fogarty   Portfolio Manager
                                                            at AllianceBernstein
                                                            since 1997
---------------------------------------------------------------------------------
AllianceBernstein                        Judith A. De Vivo  Portfolio Manager
Common Stock Fund                                           at AllianceBernstein
                                                            since 1984
---------------------------------------------------------------------------------
AllianceBernstein Mid                     John H. Fogarty   Portfolio Manager
Cap Growth Fund                                             at AllianceBernstein
                                                            since 1997
---------------------------------------------------------------------------------

The SAI provides additional information about the portfolio managers including compensation, other accounts managed and ownership of securities of the Funds.


As of December 31, 2017 AllianceBernstein had total assets under management of approximately $554 billion. AllianceBernstein's main office is located at 1345 Avenue of the Americas, New York, New York 10105.

                           RIA FEATURES AND BENEFITS

PORTFOLIO HOLDINGS POLICY FOR THE POOLED SEPARATE ACCOUNTS

A description of the policies and procedures with respect to disclosure of the portfolio securities of The AllianceBernstein Balanced Fund, The
AllianceBernstein Common Stock Fund and the AllianceBernstein Mid Cap Growth Fund is available in the SAI. Generally, portfolio information is available 30 days after the month and free of charge by calling 1(866) 642-3127.

FUNDS INVESTING IN THE TRUSTS

The Funds of Separate Account No. 66 invest in corresponding portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The investment results you will experience in any one of those Funds will depend on the investment performance of the corresponding portfolios. The table on the next page shows the names of the corresponding portfolios, their investment objectives, and their advisers.

                           RIA FEATURES AND BENEFITS

PORTFOLIOS OF THE TRUSTS


We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC ("AXA FMG"), a wholly owned subsidiary of AXA Equitable, serves as the investment adviser of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA FMG has entered into sub-advisory agreements with one or more other investment advisers (the "sub-advisers") to carry out the investment decisions for the Portfolios. As such, among other responsibilities, AXA FMG oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. In addition, AXA FMG receives management fees and administrative fees in connection with the services it provides to the Portfolios.


As a participant, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment management fees and administrative expenses, will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments. AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some Portfolios invest in other affiliated Portfolios (the "AXA Fund of Fund Portfolios"). The AXA Fund of Fund Portfolios offer participants a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the AXA Fund of Fund Portfolios by AXA FMG. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to participants and/or suggest that participants consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.


As described in more detail in the Portfolio prospectuses, the AXA Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by AXA FMG (the "AXA volatility management strategy"), and, in addition, certain AXA Fund of Fund Portfolios may invest in Portfolios that utilize this strategy. The AXA volatility management strategy uses futures and options, such as exchange-traded futures and options contracts on securities indices, to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the AXA volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio's exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio's participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.


The AXA Managed Volatility Portfolios that include the AXA volatility management strategy as part of their investment objective and/or principal investment strategy, and the AXA Fund of Fund Portfolios that invest in other Portfolios that use the AXA volatility management strategy, are identified below in the chart by a "(check mark) " under the column entitled "Volatility Management."

Portfolios that utilize the AXA volatility management strategy (or, in the case of certain AXA Fund of Fund Portfolios, invest in other Portfolios that use the AXA volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the AXA volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the AXA volatility management strategy or, in the case of the AXA Fund of Fund Portfolios, that invest exclusively in other Portfolios that do not use the AXA volatility management strategy. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option's equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.


Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the AXA volatility management strategy. Please further note that certain other Portfolios may utilize volatility management techniques that differ from the AXA volatility management strategy. Such techniques could also impact your account value in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios' objective and strategies.


Portfolio allocations in certain AXA variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the

                           RIA FEATURES AND BENEFITS
other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses.

This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

   (a)By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the sub-adviser to fully implement the Portfolio's investment strategy could be negatively affected; and

   (b)By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the AXA Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.


--------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP                                                                INVESTMENT ADVISER
 TRUST                                                                          (OR SUB-ADVISER(S),    VOLATILITY
 PORTFOLIO NAME      SHARE CLASS  OBJECTIVE                                     AS APPLICABLE)         MANAGEMENT
--------------------------------------------------------------------------------------------------------------------
CHARTER/SM/              A        Seeks to achieve high total return through    .   AXA Equitable
  MULTI-SECTOR BOND               a combination of current income and               Funds Management
                                  capital appreciation.                             Group, LLC
--------------------------------------------------------------------------------------------------------------------
CHARTER/SM/ SMALL        B        Seeks to achieve long-term growth of          .   AXA Equitable
  CAP VALUE                       capital.                                          Funds Management
                                                                                    Group, LLC
--------------------------------------------------------------------------------------------------------------------
                                                                                INVESTMENT ADVISER
 EQ ADVISORS TRUST                                                              (OR SUB-ADVISER(S)     VOLATILITY
 PORTFOLIO NAME      SHARE CLASS  OBJECTIVE                                     AS APPLICABLE)         MANAGEMENT
--------------------------------------------------------------------------------------------------------------------
1290 VT SOCIALLY         IB       Seeks to track the investment results of the  .   BlackRock
  RESPONSIBLE                     MSCI KLD 400 Social Index.                        Investment
                                                                                    Management, LLC
--------------------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY        IB       Seeks to achieve long-term capital            .   AXA Equitable      (check mark)
  MANAGED VOLATILITY              appreciation with an emphasis on risk-            Funds Management
                                  adjusted returns and managing volatility in       Group, LLC
                                  the Portfolio.                                .   BlackRock
                                                                                    Investment
                                                                                    Management, LLC
                                                                                .   Morgan Stanley
                                                                                    Investment
                                                                                    Management Inc.
                                                                                .   OppenheimerFunds,
                                                                                    Inc.
--------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL        IB       Seeks to achieve long-term growth of          .   AXA Equitable      (check mark)
  CORE MANAGED                    capital with an emphasis on risk-adjusted         Funds Management
  VOLATILITY                      returns and managing volatility in the            Group, LLC
                                  Portfolio.                                    .   BlackRock
                                                                                    Investment
                                                                                    Management, LLC
                                                                                .   EARNEST Partners,
                                                                                    LLC
                                                                                .   Massachusetts
                                                                                    Financial
                                                                                    Services Company
                                                                                    d/b/a MFS
                                                                                    Investment
                                                                                    Management
                                                                                .   Federated Global
                                                                                    Investment
                                                                                    Management Corp.
--------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL        IB       Seeks to provide current income and long-     .   AXA Equitable      (check mark)
  VALUE MANAGED                   term growth of income, accompanied by             Funds Management
  VOLATILITY                      growth of capital with an emphasis on risk-       Group, LLC
                                  adjusted returns and managing volatility in   .   BlackRock
                                  the Portfolio.                                    Investment
                                                                                    Management, LLC
                                                                                .   Northern Cross,
                                                                                    LLC
--------------------------------------------------------------------------------------------------------------------

                           RIA FEATURES AND BENEFITS

---------------------------------------------------------------------------------------------------------------------
                                                                                 INVESTMENT ADVISER
 EQ ADVISORS TRUST                                                               (OR SUB-ADVISER(S),    VOLATILITY
 PORTFOLIO NAME      SHARE CLASS  OBJECTIVE                                      AS APPLICABLE)         MANAGEMENT
---------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP CORE       IB       Seeks to achieve long-term growth of           .   AXA Equitable      (check mark)
  MANAGED VOLATILITY              capital with an emphasis on risk-adjusted          Funds Management
                                  returns and managing volatility in the             Group, LLC
                                  Portfolio.                                     .   BlackRock
                                                                                     Investment
                                                                                     Management, LLC
                                                                                 .   Capital Guardian
                                                                                     Trust Company
                                                                                 .   Vaughan Nelson
                                                                                     Investment
                                                                                     Management, L.P.
                                                                                 .   Thornburg
                                                                                     Investment
                                                                                     Management, Inc.
---------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP            IB       Seeks to provide long-term capital growth      .   AXA Equitable      (check mark)
  GROWTH MANAGED                  with an emphasis on risk-adjusted returns          Funds Management
  VOLATILITY                      and managing volatility in the Portfolio.          Group, LLC
                                                                                 .   BlackRock
                                                                                     Investment
                                                                                     Management, LLC
                                                                                 .   HS Management
                                                                                     Partners, LLC
                                                                                 .   Loomis, Sayles &
                                                                                     Company, L.P.
                                                                                 .   Polen Capital
                                                                                     Management, LLC
                                                                                 .   T. Rowe Price
                                                                                     Associates, Inc.
---------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE      IA       Seeks to achieve long-term growth of           .   AllianceBernstein  (check mark)
  MANAGED VOLATILITY              capital with an emphasis on risk-adjusted          L.P.
                                  returns and managing volatility in the         .   AXA Equitable
                                  Portfolio.                                         Funds Management
                                                                                     Group, LLC
                                                                                 .   BlackRock
                                                                                     Investment
                                                                                     Management, LLC
                                                                                 .   Massachusetts
                                                                                     Financial
                                                                                     Services Company
                                                                                     d/b/a MFS
                                                                                     Investment
                                                                                     Management
---------------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE        IB       Seeks to achieve long-term capital             .   AXA Equitable      (check mark)
  MANAGED VOLATILITY              appreciation with an emphasis on risk-             Funds Management
                                  adjusted returns and managing volatility in        Group, LLC
                                  the Portfolio.                                 .   BlackRock
                                                                                     Investment
                                                                                     Management, LLC
                                                                                 .   Diamond Hill
                                                                                     Capital
                                                                                     Management, Inc.
                                                                                 .   Wellington
                                                                                     Management
                                                                                     Company, LLP
---------------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP         IA       Seeks to achieve long-term growth of           .   AllianceBernstein
  GROWTH                          capital.                                           L.P.
                                                                                 .   AXA Equitable
                                                                                     Funds Management
                                                                                     Group, LLC
---------------------------------------------------------------------------------------------------------------------
AXA/CLEARBRIDGE          IB       Seeks to achieve long-term capital growth.     .   ClearBridge
  LARGE CAP GROWTH                                                                   Investments, LLC
---------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC       IB       Seeks to achieve capital appreciation and      .   BlackRock
  VALUE EQUITY                    secondarily, income.                               Investment
                                                                                     Management, LLC
---------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN      IB       Seeks to achieve long-term growth of capital.  .   Capital Guardian
  RESEARCH                                                                           Trust Company
---------------------------------------------------------------------------------------------------------------------

                           RIA FEATURES AND BENEFITS

----------------------------------------------------------------------------------------------------------------------
                                                                                    INVESTMENT ADVISER
 EQ ADVISORS TRUST                                                                  (OR SUB-ADVISER(S),    VOLATILITY
 PORTFOLIO NAME      SHARE CLASS  OBJECTIVE                                         AS APPLICABLE)         MANAGEMENT
----------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX      IA       Seeks to achieve a total return before            .   AllianceBernstein
                                  expenses that approximates the total return           L.P.
                                  performance of the Standard & Poor's 500
                                  Composite Stock Price Index, including
                                  reinvestment of dividends, at a risk level
                                  consistent with that of the Standard & Poor's
                                  500 Composite Stock Price Index.
----------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE          IA       Seeks to achieve a total return before            .   SSgA Funds
  GOVERNMENT BOND                 expenses that approximates the total return           Management, Inc.
                                  performance of the Bloomberg Barclays U.S.
                                  Intermediate Government Bond Index,
                                  including reinvestment of dividends, at a risk
                                  level consistent with that of the Bloomberg
                                  Barclays U.S. Intermediate Government Bond
                                  Index.
----------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL         IA       Seeks to achieve a total return (before           .   AllianceBernstein
  EQUITY INDEX                    expenses) that approximates the total return          L.P.
                                  performance of a composite index comprised
                                  of 40% DJ Euro STOXX 50 Index, 25% FTSE
                                  100 Index, 25% TOPIX Index, and 10% S&P/
                                  ASX 200 Index, including reinvestment of
                                  dividends, at a risk level consistent with that
                                  of the composite index.
----------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE        IB       Seeks to achieve long-term capital                .   J.P.Morgan
  OPPORTUNITIES                   appreciation.                                         Investment
                                                                                        Management Inc.
----------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH      IB       Seeks to achieve a total return before            .   AllianceBernstein
  INDEX                           expenses that approximates the total return           L.P.
                                  performance of the Russell 1000(R) Growth
                                  Index, including reinvestment of dividends at
                                  a risk level consistent with that of the Russell
                                  1000(R) Growth Index.
----------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX         IB       Seeks to achieve a total return before            .   SSgA Funds
                                  expenses that approximates the total return           Management, Inc.
                                  performance of the Standard & Poor's Mid
                                  Cap 400 Index, including reinvestment of
                                  dividends, at a risk level consistent with that
                                  of the Standard & Poor's Mid Cap 400 Index.
----------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET/(*)/     IA       Seeks to obtain a high level of current           .   The Dreyfus
                                  income, preserve its assets and maintain              Corporation
                                  liquidity.
----------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS     IA       Seeks to achieve high current income              .   AllianceBernstein
                                  consistent with moderate risk to capital.             L.P.
                                                                                    .   AXA Equitable
                                                                                        Funds Management
                                                                                        Group, LLC
                                                                                    .   Pacific
                                                                                        Investment
                                                                                        Management
                                                                                        Company LLC
----------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE         IB       Seeks to achieve long-term capital                .   T. Rowe Price
  GROWTH STOCK                    appreciation and secondarily, income.                 Associates, Inc.
----------------------------------------------------------------------------------------------------------------------
MULTIMANAGER             IB       Seeks to achieve long-term growth of              .   Allianz Global
  TECHNOLOGY                      capital.                                              Investors U.S. LLC
                                                                                    .   AXA Equitable
                                                                                        Funds Management
                                                                                        Group, LLC
                                                                                    .   SSgA Funds
                                                                                        Management, Inc.
                                                                                    .   Wellington
                                                                                        Management
                                                                                        Company, LLP
----------------------------------------------------------------------------------------------------------------------


(*)The Portfolio operates as a "government money market fund." The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

                           RIA FEATURES AND BENEFITS

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-967-4560.

                           RIA FEATURES AND BENEFITS

RISKS OF INVESTING IN THE FUNDS

All of the Funds invest in securities of one type or another. You should be aware that any investment in securities carries with it a risk of loss, and you could lose money investing in the Funds. The different investment objectives and policies of each Fund may affect the return of each Fund and the risks associated with an investment in that Fund.

Additionally, market and financial risks are inherent in any securities investment. By market risks, we mean factors which do not necessarily relate to a particular issuer, but affect the way markets, and securities within those markets, perform. Market risks can be described in terms of volatility, that is, the range and frequency of market value changes. Market risks include such things as changes in interest rates, general economic conditions and investor perceptions regarding the value of debt and equity securities. By financial risks we mean factors associated with a particular issuer which may affect the price of its securities, such as its competitive posture, its earnings and its ability to meet its debt obligations.

The risk factors associated with an investment in the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are described below. See the SAI for additional information regarding certain investment techniques used by these Funds. See the prospectuses for each Trust for risk factors and investment techniques associated with the portfolios in which the other Funds invest.

RISK FACTORS -- ALLIANCEBERNSTEIN COMMON STOCK, ALLIANCEBERNSTEIN MID CAP GROWTH AND ALLIANCEBERNSTEIN BALANCED FUNDS

COMMON STOCK. Investing in common stocks and related securities involves the risk that the value of the stocks or related securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the Fund's investments -- and, therefore, the value of the Fund's units -- to fluctuate.

SECURITIES OF MEDIUM AND SMALLER-SIZED COMPANIES. The AllianceBernstein Mid Cap Growth Fund invests primarily in the securities of medium-sized companies. The AllianceBernstein Balanced Fund may also make these investments, as well as investments in smaller-sized companies. The securities of small and medium-sized, less mature, lesser known companies involve greater risks than those normally associated with larger, more mature, well-known companies. Therefore, consistent earnings may not be as likely in small companies as in large companies.

The Funds also run a risk of increased and more rapid fluctuations in the value of their investments in securities of small or medium-sized companies. This is due to the greater business risks of small-size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small (less than $1 billion) and medium (between $1 and $20 billion) capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks and the overall stock market. One reason is that small and medium-sized companies have a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

NON-EQUITY SECURITIES. Investing in non-equity securities, such as bonds and debentures, involves the risk that the value of these securities held by the AllianceBernstein Balanced Fund -- and, therefore, the value of the Fund's units -- will fluctuate with changes in interest rates (interest rate risk) and the perceived ability of the issuer to make interest or principal payments on time (credit risk). A decline in prevailing interest rates generally will increase the value of the securities held by the AllianceBernstein Balanced Fund, while an increase in prevailing interest rates usually reduces the value of the AllianceBernstein Balanced Fund's holdings. As a result, interest rate fluctuations will affect the value of the AllianceBernstein Balanced Fund's units, but will not affect the income received from the Fund's current portfolio holdings. Moreover, convertible securities, which may be in the AllianceBernstein Balanced and AllianceBernstein Mid Cap Growth Funds, such as convertible preferred stocks or convertible debt instruments, contain both debt and equity features, and may lose significant value in periods of extreme market volatility.

FOREIGN INVESTING. Investing in securities of foreign companies that may not do substantial business in the United States involves additional risks, including risk of loss from changes in the political or economic climate of the countries in which these companies do business. Foreign currency fluctuations, exchange controls or financial instability could cause the value of the AllianceBernstein, Mid Cap Growth and Balanced Funds' foreign investments to fluctuate. Additionally, foreign accounting, auditing and disclosure standards may differ from domestic standards, and there may be less regulation in foreign countries of stock exchanges, brokers, banks, and listed companies than in the United States. As a result, the Fund's foreign investments may be less liquid and their prices may be subject to greater fluctuations than comparable investments in securities of U.S. issuers.

RESTRICTED SECURITIES. Investing in restricted securities involves additional risks because these securities generally (1) are less liquid than non-restricted securities and (2) lack readily available market quotations. Accordingly, the AllianceBernstein Balanced and the AllianceBernstein Mid Cap Growth Funds may be unable to quickly sell their restricted security holdings at fair market value.

The following discussion describes investment risks unique to either the AllianceBernstein Common Stock Fund, AllianceBernstein Mid Cap Growth Fund or the AllianceBernstein Balanced Fund.

RISKS OF INVESTMENT STRATEGIES. Due to the AllianceBernstein Mid Cap Growth Fund's aggressive investment policies, this Fund provides greater growth potential and may have greater risk than other equity offerings. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

RISKS ASSOCIATED WITH THE ALLIANCEBERNSTEIN COMMON STOCK FUND

While the objective of the Fund is to approximate the return of the Russell 1000 Growth Index, the actual performance of the Fund may deviate from the Index as a result of transaction costs, equitization of cash, security price deviations, investment management fees, operating expense charges such as custody and audit fees, any potential future exchange trading limits, and internal stock restrictions, all of which affects the Fund but not the Index. This deviation is commonly referred to as "tracking error." The Fund attempts to minimize these deviations through a management process which strives to minimize

                           RIA FEATURES AND BENEFITS
transactions costs, keep the account fully invested and maintain a portfolio with characteristics that are systematically the same as those of the Russell 1000 Growth Index.

RISKS ASSOCIATED WITH THE ALLIANCEBERNSTEIN BALANCED FUND

Bonds rated below A by S&P, Moody's or Fitch are more susceptible to adverse economic conditions or changing circumstances than those rated A or higher, but we regard these lower-rated bonds as having an adequate capacity to pay principal and interest.

CHANGE OF INVESTMENT OBJECTIVES

We can change the investment objectives of the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds if the New York State Department of Financial Services approves the change.

The investment objectives of the portfolios of the Trusts may be changed by the Board of Trustees of each Trust without the approval of shareholders. See "Voting rights" under "More information" later in this prospectus.

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this prospectus.

The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate. After we credit the interest, we deduct certain charges and fees.

We credit interest through and allocate interest on the date of any transfer or withdrawal transaction. We credit interest each day of the month to the account value in the guaranteed interest account at the beginning of the day at a daily rate equivalent to the guaranteed interest rate that applies to those amounts.

CURRENT AND MINIMUM INTEREST RATES

Except as described below, the "current rate" is the rate of interest that we actually credit to amounts in the guaranteed interest option for any given calendar year. We declare current rates for each class of employer plan that is using the RIA annuity contract as its funding vehicle before the beginning of each calendar year. In addition to the current rate, we declare "minimum rates" for the next two calendar years. The minimum interest rates will never be lower than 4%.


The current interest rate for 2018 and the minimum interest rates for 2019 and 2020 guaranteed for each class are stated in the proposal documents submitted to sponsors of prospective RIA employer plans. The establishment of new classes will not decrease the rates that apply to employer plans already assigned to a previous class. The effective current rate for 2019 and the minimum rates effective for calendar year 2020 and 2021 will be declared in December 2018.


CLASSES OF EMPLOYER PLANS

We assigned an employer plan to a "class" of employer plans upon its participation in the Master Retirement Trust in order to help us determine the current and minimum guaranteed rates of interest that apply for the employer plan participating in the guaranteed interest option under the RIA annuity contract. The initial class of employer plans to which an employer plan was assigned depended on the date the plan was adopted.

REVISED INTEREST RATES

All of the following conditions must exist for us to declare a revised rate:

..   on the date of the allocation, the "current" guaranteed interest rate with respect to the employer plan's guaranteed interest option that would otherwise apply, exceeds the benchmark treasury rate by at least 0.75%; and

..   prior allocations to the guaranteed interest option for the employer plan during that calendar year equal or exceed 110% of the average annual allocations to the guaranteed interest option for the employer plan during the three immediately preceding calendar years.

                           RIA FEATURES AND BENEFITS

2. How we value your account value

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FOR THE FUNDS. When you invest in a Fund, your contribution or transfer purchases "units" of that Fund. The unit value on any day reflects the value of the Fund's investments for the day and the charges and expenses we deduct from the Fund. We calculate the number of units you purchase by dividing the amount you invest by the unit value of the Fund as of the close of business on the day we receive your contribution or transfer instruction.

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GENERALLY, OUR "BUSINESS DAY" IS ANY DAY ON WHICH THE NEW YORK STOCK EXCHANGE
IS OPEN FOR TRADING. A BUSINESS DAY DOES NOT INCLUDE ANY DAY WE CHOOSE NOT TO OPEN DUE TO EMERGENCY CONDITIONS. WE MAY ALSO CLOSE EARLY DUE TO EMERGENCY CONDITIONS.
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On any given day, your account value in any Fund equals the number of the Fund's units credited to your account, adjusted for any Fund's units cancelled from your account, multiplied by that day's value for one Fund unit. In order to take deductions from any Fund, we cancel units having a value equal to the amount we need to deduct. Otherwise, the number of your Fund units of any Fund does not change unless you make additional contributions, make a withdrawal, make a transfer, or request some other transaction that involves moving assets into or out of that Fund.

FOR THE GUARANTEED INTEREST OPTION. The value of any investment in the guaranteed interest option is, at any time, the total contributions allocated to the guaranteed interest option, plus the interest earned, less
(i) withdrawals to make employer plan benefit payments, (ii) withdrawals to make other employer plan withdrawals (including loans) and (iii) charges and fees provided for under the contracts.

HOW WE DETERMINE THE UNIT VALUE

When contributions are invested in the Funds, the number of units outstanding attributable to each Fund is correspondingly increased; and when amounts are withdrawn from one of these Funds, the number of units outstanding attributable to that Fund is correspondingly decreased.

For the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, the unit values reflect investment performance and investment management and financial accounting fees. We determine the respective unit values for these Funds by multiplying the unit value for the preceding business day by the net investment factor for that subsequent day. We determine the net investment factor as follows:

..   First, we take the value of the Fund's assets at the close of business on the preceding business day.

..   Next, we add the investment income and capital gains, realized and unrealized, that are credited to the assets of the Fund during the business day for which the net investment factor is being determined.

..   Then, we subtract the capital losses, realized and unrealized, and investment management and financial accounting fees charged to the Fund during that business day.

..   Finally, we divide this amount by the value of the Fund's assets at the close of the preceding business day.

Prior to June 1, 1994, for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, the investment management and financial accounting fees were deducted monthly from employer plan balances in these Funds.

For a Fund of Separate Account No. 66, the unit value for any business day together with any preceding non-business days ("valuation period") is equal to the unit value for the preceding valuation period multiplied by the net investment factor for that Fund for that valuation period. The net investment factor for a valuation period is:

    a       - c
(   --  )
    b

where:

(a)is the value of the Fund's shares of the corresponding portfolio at the end of the valuation period before giving effect to any amounts allocated to or withdrawn from the Fund for the valuation period. For this purpose, we use the share value reported to us by the applicable Trust. This share value is after deduction for investment advisory fees and other expenses of each Trust.

(b)is the value of the Fund's shares of the corresponding portfolio at the end of the preceding valuation period (after any amounts are allocated or withdrawn for that valuation period).

(c)is the daily factor for the separate account administrative charge multiplied by the number of calendar days in the valuation period.

HOW WE VALUE THE ASSETS OF THE FUNDS

Assets of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds are valued as follows:

..   Common stocks listed on national securities exchanges are valued at the last sale price. If on a particular day there is no sale, the stocks are valued at the latest available bid price reported on a composite tape. Other unlisted securities reported on the NASDAQ Stock Exchange are valued at inside (highest) quoted bid prices.

..   Foreign securities not traded directly, or in ADR form, in the United
    States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into dollars at current exchange rates.

..   United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

..   Long-term publicly traded corporate bonds (i.e., maturing in more than one year) are valued at prices obtained from a bond

                        HOW WE VALUE YOUR ACCOUNT VALUE
   pricing service of a major dealer in bonds when such prices are available; however, in circumstances where it is deemed appropriate to do so, an over-the-counter or exchange quotation may be used.

..   Convertible preferred stocks listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

..   Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

..   Short-term debt securities that mature in more than 60 days are valued at representative quoted prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

..   Option contracts listed on organized exchanges are valued at last sale prices or closing asked prices, in the case of calls, and at quoted bid prices, in the case of puts. The market value of a put or call will usually reflect, among other factors, the market price of the underlying security. When a Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the last offering price. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase or sales transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received, or reduced by the price paid for the option.

FAIR VALUATION

For the Pooled Separate Accounts, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under the direction of our investment officers in accordance with accepted accounting practices and applicable laws and regulations. Market quotations may not be readily available or reliable if, for example, trading has been halted in the particular security; the security does not trade for an extended period of time; or a trading limit has been imposed.

For the Funds offered under Separate Account No. 66, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under policies and procedures established by the Trusts. For more information, please see the prospectuses for the applicable Trust.

The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method deemed to reflect fair value. Such a policy is intended to assure that the net asset value of a separate account or fund fairly reflects security values as of the time of pricing.

                        HOW WE VALUE YOUR ACCOUNT VALUE

3. Transfers


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TRANSFERS AMONG INVESTMENT OPTIONS

You may transfer accumulated amounts among the investment options at any time and in any amount, subject to the transfer limitations described below. In addition to our rules, transfers among the investment options may be subject to employer plan provisions which may limit or disallow such movements. We do not impose a charge for transfers among the investment options.

The following section describes transfer limitations that apply, under certain situations, to amounts transferred out of the guaranteed interest option during the calendar quarter in which the request is made and the three preceding calendar quarters ("transfer period").

PARTICIPANT-DIRECTED PLANS. Under these plans, the contract owner has instructed us to accept the plan trustee's allocations that are in accordance with the plan participants' directions. If the employer elects to fund the employer plan with the guaranteed interest option and the EQ/Money Market, EQ/Intermediate Government Bond, EQ/Quality Bond PLUS or Charter/SM/ Multi-Sector Bond Funds, during any transfer period, the following limitations apply:

For plans electing the optional participant recordkeeping services ("PRS"), the maximum amount that may be transferred by the trustee on behalf of a participant from the guaranteed interest option is equal to the greater of:
(i) 25% of the amount the participant had in the guaranteed interest option as of the last calendar day of the prior calendar year, or (ii) the total of all amounts transferred out of the guaranteed interest option during the prior calendar year on the participant's behalf. Generally, this means that new participants will not be able to direct the trustee to transfer amounts out of the guaranteed interest option during the first calendar year of their participation under the contract.

If assets have been transferred from another funding vehicle by the employer, then the participant, for the transfer period in which the transfer occurred, may direct the trustee to transfer to the Funds up to 25% of such transferred amount that the participant initially allocated to the guaranteed interest option.

For plans not electing the PRS, the maximum amount that may be transferred from the guaranteed interest option is equal to the greater of: (i) 25% of the amount the employer plan had in the guaranteed interest option as of the last calendar day of the prior calendar year, or (ii) the total of all amounts the employer plan transferred out of the guaranteed interest option during the prior calendar year. The employer plan is responsible for monitoring this transfer limitation. PRS is discussed in "Optional participant recordkeeping services" later in this prospectus.

If assets have been transferred from another funding vehicle by the employer, then the trustee on behalf of the participant, for the transfer period in which the transfer occurred, may transfer to the Funds up to 25% of such transferred amount that was initially allocated to the guaranteed interest option.

From time to time, we may remove certain restrictions that apply to transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions.

TRUSTEE-DIRECTED PLANS. Transfers of accumulated amounts among the investment options will be permitted as determined by us in our sole discretion only and subject to our rules then in effect.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Fund or the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the Funds or the underlying portfolios in which the Funds invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Fund or portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Fund or portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so investment performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund or portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Fund or portfolio investments may impede efficient Fund or portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the Fund or portfolio manager to effect more frequent purchases and sales of Fund or portfolio securities. Similarly, a Fund or portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds or portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Funds or portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting Fund or portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these

                                   TRANSFERS
procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the Fund or underlying portfolios;
(2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all participants.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same Fund within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

When a participant is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the participant explaining that AXA Equitable has a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the participant is identified a second time as engaged in potential disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

For the Pooled Separate Accounts, the portfolio managers review aggregate cash flows on a daily basis. If the portfolio managers consider transfer activity with respect to an account to be disruptive, AXA Equitable reviews participant's trading activity to identify any potentially disruptive transfer activity. AXA Equitable follows the same policies and procedures identified in the previous paragraph. We may change those policies and procedures, and any new or revised policies or procedures will apply to all participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the trusts may impose a redemption fee designed to discourage frequent or disruptive trading by participants. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by the trusts, that fee, like any other trust fee, will be borne by the participant.

Participants should note that it is not always possible for us and the trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans that provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading in the trust portfolios at the separate account level, participants may engage in frequent trading which may not be detected, for example due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the affiliated trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some participants may be treated differently than others, resulting in the risk that some participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

                                   TRANSFERS

4. Access to your account value


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PARTICIPANT LOANS


Contract withdrawals to make participant loans are available under RIA, if the employer plan permits them. Participants must apply for a plan loan through the employer plan. The plan administrator is responsible for administering the loan program. Loans are subject to restrictions under federal tax rules and ERISA.


Below we briefly summarize some of the important terms of the loan provisions under RIA. A more detailed discussion is provided in the SAI under "Loan provisions."

Generally, all loan amounts must be taken from the guaranteed interest option. The participant must pay the interest as required by federal income tax rules. All repayments are made back into the guaranteed interest option. If the participant fails to repay the loan when due, the amount of the unpaid balance may be subject to a contingent withdrawal charge, taxes, and additional penalty taxes. Interest paid on a retirement plan loan is not deductible.

The minimum amount of a loan for a participant is $1,000, and the maximum amount is 90% of the balances attributable to the plan participant in all the investment options. We also charge a loan fee in an amount equal to 1% of the loan principal amount on the date a loan is made. In addition, while the maximum amount of a loan under the Contract is 90% of the balances attributable to the plan participant, the amount of the loan to a participant under the plan is limited by federal tax rules. Those rules will limit the amount of a loan the participant may withdraw under the Contract.

CHOOSING BENEFIT PAYMENT OPTIONS

RIA offers a variety of benefit payment options, subject to the provisions of an employer's plan. Plan participants should consult their employer for details. An employer's plan may allow a choice of one or more of the following forms of distribution:

..   purchase of one of our annuities;

..   lump sum distribution;

..   use of part of the proceeds to purchase one of our annuities with the balance to be paid as a lump sum; or

..   permitted cash withdrawals.

Subject to the provisions of your plan, RIA makes available the following forms of fixed annuities:

..   life annuity;

..   life annuity - period certain;

..   life annuity - refund certain;

..   period certain annuity; and

..   qualified joint and survivor life annuity.

All of the forms outlined above (with the exception of the qualified joint and survivor life annuity) are available as either single or joint life annuities. We also offer other annuity forms not outlined here. The distribution will be in the form of a life annuity or another form offered by us at the time. We reserve the right to remove or change these annuity payout options, other than the life annuity, or to add another payout option at any time.

The various fixed annuities we offer under RIA are described in greater detail in the SAI under "Annuity benefits." As a general matter, the minimum amount that can be used to purchase any type of annuity, net of all applicable charges and fees, is $3,500. An annuity administrative fee of $175 will be deducted from the amount used to purchase an annuity.

We require that the amount of any benefit distribution from an employer plan that uses RIA as a partial investment funding vehicle be in proportion to the amount of plan assets held in RIA, unless we and the plan trustees specifically agree in writing to some other method.


Requests for cash distributions must be made to us on an aggregate basis opposed to a participant-by-participant basis, except for employer plans using the PRS discussed in "Optional participant recordkeeping services" later in this prospectus. Cash withdrawals by a plan participant prior to retirement may give rise to contingent withdrawal charges, and tax penalties or other adverse tax consequences.

We make distribution checks payable to the trustees of the plan. The plan trustees are responsible for distribution of Funds to the participant or other payee and for any applicable federal and state income tax withholding and reporting.


RIA does not have separate disability or death benefit provisions. All disability and death benefits are provided in accordance with the employer plan.

                         ACCESS TO YOUR ACCOUNT VALUE

5. RIA

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This section explains RIA in further detail. It is intended for employers who use RIA, but contains information of interest to plan participants as well. Plan participants should, of course, understand the provisions of their plan that describes their rights in more specific terms.

RIA is an investment program designed for employer plans that qualify for tax-favored treatment under Section 401(a) of the Code. Eligible employer plans include defined benefit plans, defined contribution plans or profit-sharing plans, including 401(k) plans. These employer plans generally must also meet the requirements of ERISA.


RIA consists of two group annuity contracts ("contracts") issued by AXA Equitable, a Master Retirement Trust agreement, a participation or installation agreement, and an optional participant recordkeeping services ("PRS") agreement. RIA had $42.39 million in assets as of December 31, 2017.


Our service consultants are available to answer your questions about RIA. Please contact us by using the telephone number or addresses listed under "How to reach us - INFORMATION ON JOINING RIA" earlier in this prospectus.

SUMMARY OF PLAN CHOICES OF RIA

RIA is used:

..   as the exclusive funding vehicle for the assets of an employer plan. Under this option, the annual amount of plan contributions must be at least $10,000. We call this type of plan an "exclusive funding employer plan"; or

..   as a partial investment funding vehicle for an employer plan. Under this option, the aggregate amount of contributions in the initial participation year must be at least $50,000, and the annual aggregate amount of contributions thereafter must be at least $25,000. We call this type of plan a "partial funding employer plan." We do not offer the guaranteed interest option with a partial funding employer plan. A partial funding agreement with us was required to use this partial funding employer plan.

An exclusive funding employer plan may not change its participation basis to that of a partial funding employer plan, or vice versa, unless the underwriting and other requirements referred to above are satisfied and approved by us. We reserve the right to impose higher annual minimums for certain plans. We will give you advance notice of any such changes.

You have the choice of using RIA with two types of plans. You may use RIA for:

..   participant-directed employer plans, which permit participants to allocate contributions and transfer account accumulations among the investment options; or

..   trustee-directed employer plans, which permit these types of investment decisions to be made only by the employer, a trustee or any named fiduciary or an authorized delegate of the plan.

At our sole discretion, a trustee-directed plan may change its participation basis to a participant-directed plan.

MAKING THE RIGHT CHOICES FOR YOUR PLAN DEPENDS ON YOUR OWN SET OF
CIRCUMSTANCES. WE RECOMMEND THAT YOU REVIEW ALL CONTRACTS AND TRUST, PARTICIPATION AND RELATED AGREEMENTS WITH YOUR LEGAL AND TAX COUNSEL.

HOW TO MAKE CONTRIBUTIONS

REGULAR CONTRIBUTIONS. Contributions may be made by check or by wire transfer. All contributions under an employer plan should be sent to the address under "For contributions checks only" in "How to reach us" earlier in this prospectus. All contributions made by check must be drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. Third-party checks are not acceptable, except for roll-over contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

Contributions are normally credited on the business day that we receive them. Contributions are only accepted from the employer or plan trustee.


There is no minimum amount for each contribution where employer plan contributions are made on a basis more frequent than annually. The total amount of contributions under an employer plan is limited by law.


To make a rollover or transfer to an existing RIA Plan, funds must be in cash. Therefore, any assets accumulated under another existing plan will have to be liquidated for cash.

SELECTING INVESTMENT OPTIONS

You can select from the investment options available under the contracts. The maximum number of active options you may select at any time is 25. Plan participant choices will be limited to the investment options selected. If the Plan is intended to comply with the requirements of ERISA Section 404(c), the employer or the plan trustee is responsible for making sure that the investment options chosen constitute a broad range of investment choices as required by the Department of Labor ("DOL") Section 404(c) regulations.

Generally, for participant-directed plans, if you intend for your plan to comply with ERISA Section 404(c), you should, among other things:

..   select the EQ/Money Market Fund if you select any of the EQ/Intermediate
    Government Bond, EQ/Quality Bond PLUS, or Charter/SM/ Multi-Sector Bond Funds; or

..   select the guaranteed interest option if you do not select any of the
    EQ/Money Market, EQ/Intermediate Government Bond, EQ/Quality Bond PLUS, Charter/SM/ Multi-Sector Bond or AXA/AB Small Cap Growth Funds.

                                      RIA

If you select any of the EQ/Money Market, EQ/Intermediate Government Bond, EQ/Quality Bond PLUS or Charter/SM/ Multi-Sector Bond Funds and the guaranteed interest option, certain restrictions will apply to transfers out of the guaranteed interest option.

ALLOCATING PROGRAM CONTRIBUTIONS

We allocate contributions to the investment options in accordance with the allocation instructions provided to us by the plan trustee or the individual who the plan trustee has previously authorized in writing. Allocations may be made by dollar amounts or in any whole number percentages that total 100%.

Allocation changes may be made without charge, but may be subject to employer plan provisions that may limit or disallow such movements.

                                      RIA

6. Distributions

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Keep in mind two sets of rules when considering distributions or withdrawals from RIA. The first are rules and procedures that apply to the investment options, exclusive of the provisions of your plan. We discuss those in this section. The second are rules specific to your plan, which are not described here.

Moreover, distribution and benefit payment options under a tax qualified retirement plan are subject to complicated legal requirements. A general explanation of the federal income tax treatment of distributions and benefit payment options is provided in "Tax information" later in this prospectus and the SAI. The participant should discuss his or her options with a qualified financial adviser. Our service consultants also can be of assistance. Certain plan distributions may be subject to a contingent withdrawal charge, federal income tax, and penalty taxes. See "Charges and expenses" and "Tax information" later in this prospectus.

AMOUNTS IN THE FUNDS. These are generally available for distribution at any time, subject to the provisions of your plan. Distributions from the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are permitted at any time. Distributions from remaining Funds are permitted at any time except if there is any delay in redemptions from the corresponding portfolio of each Trust, as applicable. See "When we pay proceeds" later in this prospectus.

AMOUNTS IN THE GUARANTEED INTEREST OPTION. These are generally available for distribution at any time, subject to the provisions of your plan. A deferred payout provision, however, applies to trustee-directed employer plans which are terminating their RIA contract. Under that provision, we can defer payment of the employer plan balance held in the guaranteed interest option, less the contingent withdrawal charge, by paying out the balance in six installments over five years. During the deferred payout period, we credit the balances upon which we defer payment with the current interest rate declared for each year. We also continue to deduct the ongoing operations fee monthly from the balance during the deferred payout period.

When we impose the deferred payout provision, any trustee-directed employer plan benefits becoming due during the deferred payout period will not be paid from the employer plan balance in the guaranteed interest option. If, however, sufficient funds are available, the benefits would be paid from the new funding vehicle for the trustee-directed employer plan.

Participant-directed employer plans are not subject to the deferred payout provision.
ILLUSTRATION OF DEFERRED PAYOUT PROVISION


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      TRANSACTION DATE                 END OF YEAR 1                 END OF YEAR 2                 END OF YEAR 3
-------------------------------------------------------------------------------------------------------------------------
  Guaranteed Interest Option   Balance 1                     Balance 2                     Balance 3
  Plan Assets                  +  Interest                   +  Interest                   +  Interest
- Withdrawal Charge            - Operations Fee              - Operations Fee              - Operations Fee
-----------------              --------------                --------------                --------------
Distribution Amount 1          Distribution Amount 2         Distribution Amount 3         Distribution Amount 4
Dist. Amt. 1                   Dist. Amt. 2                  Dist. Amt. 3                  Dist. Amt. 4
---------------  = 1st Payment --------------  = 2nd Payment --------------  = 3rd Payment --------------  = 4th Payment
      6                              5                             4                             3
Dist. Amount 1                 Dist. Amount 2                Dist. Amount 3                Dist. Amount 4
- 1st Payment                  -  2nd Payment                -  3rd Payment                -  4th Payment
---------------                --------------                --------------                --------------
     Balance 1   (right arrow)        Balance  (right arrow)        Balance  (right arrow)        Balance  (right arrow)


-------------------------------------------------
        END OF YEAR 4           END OF YEAR 5
-------------------------------------------------
Balance 4                     Balance 5
+  Interest                   +  Interest
- Operations Fee              - Operations Fee
--------------                --------------
Distribution Amount 5         Final Distribution
Dist. Amt. 5
--------------  = 5th Payment
      2
Dist. Amount 5
-  5th Payment
--------------
       Balance  (right arrow)

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                                 DISTRIBUTIONS

7. Optional participant recordkeeping services

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SERVICES PROVIDED. If you elected the participant recordkeeping services program ("PRS"), we:

..   establish an individual participant account for each participant covered by your plan based on data you provide;

..   receive and deposit contributions on behalf of participants to individual participant accounts;

..   maintain records reflecting, for each participant, contributions, transfers, loan transactions, withdrawals and investment experience and interest accrued, as applicable, on an individual participant's proportionate values in the plan;

..   provide to you individual participant's reports reflecting the activity in the individual participant's proportionate interest in the plan; and

..   process transfers and distributions of the participant's portion of his or her share of the employer plan assets among the investment options as you instruct.

You are responsible for providing AXA Equitable with required information and for complying with our procedures relating to the PRS program. We will not be liable for errors in recordkeeping if the information you provide is not provided on a timely basis or is incorrect. The plan administrator retains full responsibility for the income tax withholding and reporting requirements including required notices to the plan participants, as set forth in the federal income tax rules and applicable Treasury Regulations.

INVESTMENT OPTIONS. You must include the guaranteed interest option in the investment options if you select PRS.

FEES. We charge an annual fee of $25 per active participant paid in twelve equal monthly installments of $2.08. We deduct the fee from the amounts attributable to each individual participant at the end of each month by means of a reduction of units or a cash withdrawal from the guaranteed interest option. We retain the right to change the fee upon 30 days' notice to the employer. See "Charges and expenses" later in this prospectus.

ENROLLMENT. Enrollment of your plan in PRS is no longer available.

                  OPTIONAL PARTICIPANT RECORDKEEPING SERVICES

8. Charges and expenses

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You will incur two general types of charges under RIA:

(1)Charges reflected as reductions in the unit values of the Funds which are recorded as expenses of the Fund. These charges apply to all amounts invested in RIA, including installment payout option payments.

(2)Charges stated as a defined percentage or fixed dollar amount and deducted by reducing the number of units in the appropriate Funds and the dollars in the guaranteed interest option.

We make no deduction from your contributions for sales expenses.

CONTINGENT WITHDRAWAL CHARGE
(REDUCES THE NUMBER OF UNITS)

We may impose a contingent withdrawal charge ("CWC") against withdrawals made from any of the Funds or the guaranteed interest option at any time up to and including the ninth anniversary of the date on which the employer plan began its participation in RIA. The CWC is designed to recover the unamortized sales and promotion expenses and initial enrollment expenses incurred by us.

We will not apply a CWC against amounts withdrawn for the purpose of making benefit distribution payments unless such withdrawals are made (i) on or after the date of discontinuance of an employer plan's participation in RIA or
(ii) as a result of a full or partial termination, within the meaning of applicable Internal Revenue Service ("IRS") or court interpretations.

We will apply a CWC against amounts withdrawn for purposes of making benefit payments to participants who terminated employment either voluntarily or involuntarily, but only when such terminations are attributable to (i) the employer's merger with another company, (ii) the sale of the employer or
(iii) the bankruptcy of the employer which leads to the full or partial termination of the plan or the discontinuance of the employer plan's participation in RIA.

We do not apply a CWC on transfers between the investment options. However, we do apply a CWC to withdrawals from RIA for the purpose of transferring to another funding vehicle under the employer plan, unless an officer of AXA Equitable agrees, in writing, to waive this charge. We do not consider withdrawals from RIA for the purpose of paying plan expenses or the premium on a life insurance policy, including one held under the employer plan, to be in-service withdrawals or any other type of benefit distribution. These withdrawals are subject to the CWC.

The amount of any CWC is determined in accordance with the rate schedule set forth below. We include outstanding loan balances in the plan's assets for purposes of assessing the CWC.

-------------------------------------------------------------
        WITHDRAWAL IN
     PARTICIPATION YEARS       CONTINGENT WITHDRAWAL CHARGE
-------------------------------------------------------------
           1 or 2                 6% of Amount Withdrawn
-------------------------------------------------------------
           3 or 4                           5%
-------------------------------------------------------------
           5 or 6                           4%
-------------------------------------------------------------
           7 or 8                           3%
-------------------------------------------------------------
              9                             2%
-------------------------------------------------------------
        10 and later                        0%
-------------------------------------------------------------

Benefit distribution payments are those payments that become payable with respect to participants under the terms of the employer plan as follows:

1. as the result of the retirement, death or disability of a participant;

2. as the result of a participant's separation from service as defined under
   Section 402(d)(4)(A) of the Code;

3. in connection with a loan transaction, if the loan is repaid in accordance with its terms;

4. as a minimum distribution pursuant to Section 401(a)(9) of the Code;

5. as a hardship withdrawal pursuant to Section 401(k) of the Code;

6. pursuant to a qualified domestic relations order ("QDRO") under
   Section 414(p) of the Code, but only if the QDRO specifically requires that the plan administrator withdraw amounts for payment to an alternate payee;

7. as a result of an in-service withdrawal attributable to the after-tax contributions of a participant; or

8. as a result of an in-service withdrawal from a profit-sharing plan after meeting a minimum number of years of service and/or participation in the plan, and the attainment of a minimum age specified in the plan.

Prior to any withdrawal from RIA for benefit distribution purposes, AXA Equitable reserves the right to receive from the employer and/or trustees of the plan, evidence satisfactory to it that such benefit distribution conforms to at least one of the types mentioned above.

ANNUITY ADMINISTRATIVE CHARGE

If a participant elects an annuity payout option, we deduct a $175 charge from the amount used to purchase the annuity. This charge reimburses us for administrative expenses associated with processing the application for the annuity and issuing each month's annuity payment.

LOAN FEE

We charge a loan fee in an amount equal to 1% of the amount withdrawn as loan principal on the date the plan loan is made.

                             CHARGES AND EXPENSES

ONGOING OPERATIONS FEE
(REDUCES THE NUMBER OF UNITS)

The ongoing operations fee is based on the combined net balances (including any outstanding loan balance) of an employer plan in the investment options at the close of business on the last business day of each month. The amount of the ongoing operations fee is determined under the rate schedule that applies to the employer plan. Unless you make other arrangements, we deduct the charge from employer plan balances at the close of business on the last business day of the following month.

Set forth below is the rate schedule for employer plans which adopted RIA after February 9, 1986. Information concerning the rate schedule for employer plans that adopted RIA on or before February 9, 1986 is included in the SAI under "Additional information about RIA."

-------------------------------------------------------------
      COMBINED BALANCE
    OF INVESTMENT OPTIONS              MONTHLY RATE
-------------------------------------------------------------
       First $ 150,000                 1/12 of 1.25%
-------------------------------------------------------------
       Next $ 350,000                  1/12 of 1.00%
-------------------------------------------------------------
       Next $ 500,000                  1/12 of 0.75%
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       Next $1,500,000                 1/12 of 0.50%
-------------------------------------------------------------
       Over $2,500,000                 1/12 of 0.25%
-------------------------------------------------------------

The ongoing operations fee is designed to cover such expenses as contract underwriting and issuance for employer plans, employer plan-level recordkeeping, processing transactions and benefit distributions, administratively maintaining the investment options, commissions, promotion of RIA, administrative costs (including certain enrollment and other servicing costs), systems development, legal and technical support, product and financial planning and part of our general overhead expenses. Administrative costs and overhead expenses include such items as salaries, rent, postage, telephone, travel, office equipment and stationery, and legal, actuarial and accounting fees.

ADMINISTRATIVE CHARGE FOR CERTAIN OF THE FUNDS OF SEPARATE ACCOUNT NO. 66 (REFLECTED IN THE UNIT VALUES)

We make a daily charge at an annual rate of 0.05% of the assets invested in certain of the Funds of Separate Account No. 66 as indicated under the "Fee Table" earlier in this prospectus. The charge is designed to reimburse us for our costs in providing administrative services in connection with the contracts.

INVESTMENT MANAGEMENT AND ACCOUNTING FEES
(REFLECTED IN THE UNIT VALUES)


The computation of unit values for the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds reflects fees we charge for investment management and accounting. The investment management and accounting fee covers AllianceBernstein's investment management and our financial accounting services provided to these Funds, as well as portion of our related administrative costs. The portion of the fee attributable to investment management services is retained by AllianceBernstein. We receive fees for financial accounting and administrative services we provide for these Funds. The fees shown in the Fee Table represent the fees incurred by the Funds during the fiscal year ended December 31, 2017. The fees may be higher or lower based on the expenses incurred by the Funds during the fiscal year ended December 31, 2018.


DIRECT OPERATING AND OTHER EXPENSES
(REFLECTED IN THE UNIT VALUES)


In addition to the investment management and accounting fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain expenses related to the ongoing operations of the Funds. The fees shown in the Fee Table represent the fees incurred by the Funds during the fiscal year ended December 31, 2017. The fees may be higher or lower based on the expenses incurred by the Funds during the fiscal year ended December 31, 2018.


PARTICIPANT RECORDKEEPING SERVICES CHARGE

The PRS is an optional service. If you elected this service, we charge a per participant annual fee of $25. We deduct this fee on a monthly basis at the rate of $2.08 per participant. We determine the amount of the fee for an employer plan at the close of business on the last business day of each month based on the number of participants enrolled with us at that time. Unless you make other arrangements, we deduct this fee from the balances attributable to each participant in the investment options at the close of business on the last business day of the following month. The PRS fee covers expenses incurred for establishing and maintaining individual records, issuing statements and reports for individual employees and employer plans, and processing individual transactions and benefit distributions. We are not responsible for reconciling participants' individual account balances with the entire amount of the employer plan where we do not maintain individual account balances.

OTHER BILLING ARRANGEMENTS

The ongoing operations and participant recordkeeping services fees can be paid by a direct billing arrangement we have with the employer subject to a written agreement between AXA Equitable and the employer.

ANNUAL PORTFOLIO OPERATING EXPENSES
(INDIRECT EXPENSES BORNE BY THE FUNDS)

The Funds that invest in portfolios of the Trusts are indirectly subject to investment advisory and other expenses charged against assets of their corresponding portfolios. These expenses are described in the prospectuses for the Trusts.

PORTFOLIO OPERATING EXPENSES
(DEDUCTED BY THE TRUSTS)

The Trusts deduct the following types of fees and expenses:

..   Investment management fees.

..   12b-1 fees (see "More information" later in this prospectus).

..   Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These expenses are reflected in the daily share price of each Portfolio. For more information about the calculation of these expenses, including applicable expense limitations, please refer to the prospectus of the Trust.

                             CHARGES AND EXPENSES

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed by us varies by state and ranges from 0% to 1%.

GENERAL INFORMATION ON FEES AND CHARGES

We reserve the right (1) to change from time to time the charges and fees described in this prospectus upon prior notice to the employer and (2) to establish separate fee schedules for requested non-routine administrative services and for newly scheduled services not presently contemplated under the contracts.

                             CHARGES AND EXPENSES

9. Tax information

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In this section, we briefly outline current federal income tax rules relating to the adoption of the program, contributions to the program and distributions to participants under qualified retirement plans.

Federal income tax rules include the United States laws in the Internal Revenue Code, Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code.

Employer retirement plans that may qualify for tax-favored treatment are governed by the provisions of the Code and ERISA. The Code is administered by the IRS. ERISA is administered primarily by the DOL.

Provisions of the Code and ERISA include requirements for various features including:

..   participation, vesting and funding;

..   nondiscrimination;

..   limits on contributions and benefits;

..   distributions;

..   penalties;

..   duties of fiduciaries;

..   prohibited transactions; and

..   withholding, reporting and disclosure.

IT IS THE RESPONSIBILITY OF THE EMPLOYER, PLAN TRUSTEE AND PLAN ADMINISTRATOR TO SATISFY THE REQUIREMENTS OF THE CODE AND ERISA.


This prospectus does not provide detailed tax or ERISA information. The following discussion briefly outlines the Code provisions relating to contributions to and distributions from certain tax-qualified retirement plans, although some information on other provisions is also provided. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and regulations or other interpretations thereof. In addition, federal tax laws and ERISA are continually under review by the Congress, and any changes in those laws, or in the regulations pertaining to those laws, may affect the tax treatment of amounts contributed to tax-qualified retirement plans or the legality of fiduciary actions under ERISA. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect annuity contracts purchased before the change. In addition to legislation enacted in December 2017, Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax aspects of an annuity contract. We cannot predict, what, if any, legislation will actually be proposed or enacted that may affect annuity contracts.


Certain tax advantages of tax-qualified retirement plans may not be available under certain state and local tax laws. This outline does not discuss the effect of any state or local tax laws. It also does not discuss the effect of federal estate and gift tax laws (or state and local estate, or federal income tax and withholding rules for non-U.S. tax-payers, inheritance and other similar tax laws). Rights or values under plans or contracts or payments under the contracts, for example, amounts due to beneficiaries, may be subject to gift or estate taxes. You should not rely only on this document, but should consult your tax adviser before your purchase. This outline assumes that the participant does not participate in any other qualified retirement plan. Finally, it should be noted that many tax consequences depend on the particular jurisdiction or circumstances of a participant or beneficiary.

We cannot provide detailed information on all tax aspects of the plans or contracts. Moreover, the tax aspects that apply to a particular person's plan or contract may vary depending on the facts applicable to that person.

The provisions of the Code and ERISA are highly complex. For complete information on these provisions, as well as all other federal, state, local and other tax considerations, qualified legal and tax advisers should be consulted.



BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Annuity contracts can be purchased in connection with retirement plans qualified under Code Section 401. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, one should consider the annuity's features and benefits, such as the selection of investment funds and guaranteed interest option and choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you select.

IMPACT OF TAXES TO AXA EQUITABLE

Under existing federal income tax law, no taxes are payable on investment income and capital gains of the Funds that are applied to increase the reserves under the contracts. Accordingly, AXA Equitable does not anticipate that it will incur any federal income tax liability attributable to income allocated to the variable annuity contracts participating in the Funds and it does not currently impose a charge for federal income tax on this income when it computes unit values for the Funds. If changes in federal tax laws or interpretations thereof would result in AXA Equitable being taxed, then AXA Equitable may impose a charge against the Funds (on some or all contracts) to provide for payment of such taxes.

AXA Equitable is entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since AXA Equitable is the owner of the assets from which tax benefits may be derived.

                                TAX INFORMATION

CERTAIN RULES APPLICABLE TO PLANS DESIGNED TO COMPLY WITH SECTION 404(C) OF
ERISA

Section 404(c) of ERISA, and the related DOL regulation, provide that if a plan complies with that subsection and its regulations, and if a plan participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries may be relieved of liability for any investment loss that is the direct and necessary result of the plan participant's or beneficiary's exercise of control. The plan participant can make and is responsible for the results of his or her own investment decisions.

Plans that comply with Section 404(c) must provide, among other things, a broad range of investment choices to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance by the plan sponsor with the
Section 404(c) and its regulation is completely voluntary.

The RIA Program provides employer plans with the broad range of investment choices and information needed to meet the requirements of Section 404(c) and its regulation. If it is the intention of the plan's sponsor to meet the requirement of Section 404(c), it is the plan's sponsor's responsibility to comply with the requirements of the regulation. AXA Equitable and its agents shall not be responsible if a plan fails to meet the requirements of
Section 404(c).

                                TAX INFORMATION

10. More information

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ABOUT CHANGES OR TERMINATIONS

AMENDMENTS. The contracts have been amended in the past and we and the trustee under the Master Trust Agreement may agree to amendments in the future. No future change can affect annuity benefits in the course of payment. If certain conditions are met, we may: (1) terminate the offer of any of the investment options and (2) offer new investment options with different terms.

We may unilaterally amend or modify the contracts or the Master Retirement Trust without the consent of the employer or plan sponsor, as the case may be, in order to keep the contracts or the Master Retirement Trust in compliance with law.

TERMINATION. We can discontinue offering RIA at any time. Discontinuance of RIA would not affect annuities in the course of payment, but we would not accept further contributions. The employer may elect to maintain investment options balances with us to provide annuity benefits in accordance with the terms of the contracts. The employer may elect to discontinue the participation of the employer plan in RIA at any time upon advance written notice to us.

We may elect, upon written notice to the employer, to discontinue the participation of the employer plan in RIA if (1) the employer fails to comply with any terms of the Master Retirement Trust, (2) the employer fails to make the required minimum contributions, (3) as may be agreed upon in writing between AXA Equitable and the employer if the plan fails to maintain minimum amounts of Funds invested in RIA, or (4) the employer fails to comply with any representations and warranties made by the employer, trustees or employer plan to AXA Equitable in connection with the employer plan's participation in RIA.

At any time on or after the participation of the employer in RIA has been discontinued, we may withdraw the entire amount of the employer plan assets held in the investment options, and pay them to the trustee of the employer plan, subject to our right to defer payout of amounts held in the guaranteed interest option, less any applicable charges and fees and outstanding loan balances.

IRS DISQUALIFICATION

If your plan is found not to qualify under the Code, we can terminate your participation under RIA. In this event, we will withdraw the employer plan balances from the investment options, less applicable charges and fees and any outstanding loan balances, and pay the amounts to the trustees of the plan.

ABOUT THE SEPARATE ACCOUNTS

Each Fund is one, or part of one, of our separate accounts. We established the separate accounts under provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our Funds for owners of our variable annuity contracts, including our group annuity contracts. The results of each separate account's operations are accounted for without regard to AXA Equitable's, or any other separate account's, operating results. We are the legal owner of all of the assets in the separate accounts and may withdraw any amounts we have in the separate accounts that exceed our reserves and other liabilities under variable annuity contracts. The amount of some of our obligations under the contracts is based on the assets in the separate accounts. However, the obligations themselves are obligations of AXA Equitable. We reserve the right to take certain actions in connection with our operations and the operations of the Funds as permitted by applicable law. If necessary, we will seek approval by participants in RIA.

We established the AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in 1969, and AllianceBernstein Balanced Fund in 1979. We established Separate Account No. 66, which holds the other Funds offered under the contract, in 1997. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Because of exclusionary provisions, none of the Funds is subject to regulation under the Investment Company Act of 1940, as amended ("1940 Act"). The Trusts' shares are purchased by Separate Account No. 66.

ABOUT THE TRUSTS


AXA Premier VIP Trust and EQ Advisors Trust are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each portfolio. AXA Equitable Funds Management Group, LLC (AXA FMG) serves as the investment adviser of the Trusts. As such, AXA FMG oversees the activities of the investment advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those advisers.


The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees of each Trust serves for the benefit of each Trust's shareholders. The Board of Trustees may take many actions regarding the portfolios (for example, the Board of Trustees can establish additional portfolios or eliminate existing portfolios; change portfolio investment objectives; and change portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

ABOUT THE GENERAL ACCOUNT

Our general obligations and any guaranteed benefits under the contract, including those that apply to the guaranteed interest options, are supported by AXA Equitable's general account and are subject to

                               MORE INFORMATION

AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

WHEN WE PAY PROCEEDS

Ordinarily we will apply proceeds to an annuity and make payments or withdrawals out of the investment options promptly after the date of the transaction. However, we can defer payments, apply proceeds to an annuity and process withdrawals from the Funds for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option's assets is not reasonably practicable, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We may also defer withdrawals from the plan in installments in order to protect the interests of the other contract holder in a Fund.

WHEN TRANSACTION REQUESTS ARE EFFECTIVE

Transaction requests may be made by the authorized person for the employer plan as shown on our records, in written or facsimile form acceptable to us and signed by the employer. All requests will be effective on the business day we receive a properly completed and signed written or facsimile request for a financial transaction at the RIA service office. Transaction requests received after the end of a business day will be processed the next business day.

We will honor your properly completed transaction requests received via facsimile only if we receive a properly completed transaction form. The request form must be signed by an individual who the plan trustees have previously authorized in writing. We are not responsible for determining the accuracy of a transmission and are not liable for any consequences, including but not limited to, investment losses and lost investment gains, resulting from a faulty or incomplete transmission. If your request form is not properly completed, we will contact you within 24 hours of our receipt of your facsimile.

We will use our best efforts to acknowledge receipt of a facsimile transmission, but our failure to acknowledge or a failure in your receipt of such acknowledgment will not invalidate your transaction request. If you do not receive acknowledgment of your facsimile within 24 hours, contact the RIA service office at the toll free 800 number.

VOTING RIGHTS

No voting rights apply to any of the separate accounts or to the guaranteed interest option. We do, however, have the right to vote shares of the Trusts held by the Funds.

If a Trust holds a meeting of shareholders, we will vote shares of the portfolios of the Trusts allocated to the corresponding Funds in accordance with instructions received from employers, participants or trustees, as the case may be. Shares will be voted in proportion to the voter's interest in the Funds holding the shares as of the record date for the shareholders meeting. We will vote the shares for which no instructions have been received in the same proportion as we vote shares for which we have received instructions. Employers, participants or trustees will receive: (1) periodic reports relating to each Trust and (2) proxy materials, together with a voting instruction form, in connection with shareholder meetings. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contractowners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

CYBERSECURITY


We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized use or abuse of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other

                               MORE INFORMATION
affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future, we take reasonable steps to mitigate these risks and secure our systems from such failures and attacks.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in the separate accounts, nor would any of these proceedings be likely to have a material adverse effect upon the separate accounts, our ability to meet our obligations under RIA, or the distribution of group annuity contract interests under RIA.

FINANCIAL STATEMENTS

The financial statements of Separate Accounts 3, 4, 10, and 66, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-967-4560.

ABOUT THE TRUSTEE

As trustee, Reliance Trust Company serves as a party to the group annuity contracts. It has no responsibility for the administration of RIA or for any distributions or duties under the group annuity contracts.

REPORTS WE PROVIDE AND AVAILABLE INFORMATION

We send the employer a report each quarter that shows transactions in the investment options during the quarter for the employer plan, the number of units in the Funds credited to the employer plan, the unit values and the balances in all of the investment options as of the end of the quarter. The employer automatically receives a confirmation notice following the processing of a financial investment option transaction.

The employer will also receive an annual report and a semiannual report containing financial statements of the Funds and a list of the Funds' or Trust's portfolio securities.

The registration statement, including this prospectus and the SAI, can be obtained from the SEC's website at www.sec.gov.

ACCEPTANCE AND RESPONSIBILITIES

The employer or plan sponsor, as the case may be, was solely responsible for determining whether RIA is a suitable funding vehicle and entered into a participation or installation agreement with us.

Our duties and responsibilities are limited to those described in this prospectus. Except as explicitly set forth in the PRS program, we do not provide administrative services in connection with an employer plan. In addition, no financial professional or firm operated by a financial professional is authorized to solicit or agree to perform plan administrative services in his capacity as a financial professional. If an employer or trustee engages a financial professional to provide administrative support services to an employer plan, the employer or trustee engages that financial professional as its representative rather than AXA Equitable's. WE ARE NOT LIABLE TO ANY EMPLOYER, TRUSTEE OR EMPLOYER PLAN FOR ANY DAMAGES ARISING FROM OR IN CONNECTION WITH ANY PLAN ADMINISTRATION SERVICES PERFORMED OR AGREED TO BE PERFORMED BY A FINANCIAL PROFESSIONAL.

ABOUT REGISTERED UNITS

This prospectus relates to our offering of units of interest in the Funds that are registered under the 1933 Act. Financial data and other information contained in this prospectus may refer to such "registered units," as offered in the RIA program. We also offer units under RIA to retirement plans maintained by corporations or governmental entities (collectively, "corporate plans"). However, because of an exemption under the 1933 Act, these corporate plan units are not registered under the 1933 Act or covered by this prospectus.

ASSIGNMENT AND CREDITORS' CLAIMS

Employers and plan participants cannot assign, sell, alienate, discount or pledge as collateral for a loan or other obligation to any party the employer plan balances and rights under RIA, except to the extent allowed by law for a QDRO as that term is defined in the Code. (This reference to a loan does not apply to a loan under RIA.) Proceeds we pay under our contracts cannot be assigned or encumbered by the payee. We will pay all proceeds under our contracts free from the claims of creditors to the extent allowed by law.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by AXA Advisors, LLC ("AXA Advisors"). AXA Advisors serves as a principal underwriter of Separate Accounts 3, 4, 10 and
66. The offering of the contracts is intended to be continuous.


AXA Advisors is an affiliate of AXA Equitable. AXA Advisors is under the common control of AXA Equitable Holdings, Inc. Its principal business address is 1290 Avenue of the Americas, New York, NY 10104. It is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). AXA Advisors is also a distributor for other AXA Equitable life and annuity products. As of July 9, 2003 the RIA contract is no longer offered as a funding vehicle to new employer plans; however, we continue to support existing RIA contracts, and new participants may continue to be enrolled under existing RIA plans.


AXA Equitable pays compensation to AXA Advisors based on contracts sold. AXA Equitable may also make additional payments to AXA Advisors. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its

                               MORE INFORMATION
contracts, none of the compensation paid to AXA Advisors are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this prospectus.

AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 6.0% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional servicing the contract. The compensation paid by AXA Advisors varies among financial professionals. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

COMMISSIONS AND SERVICE FEES WE PAY

Financial professionals who assisted in establishing employer plans in RIA and who are providing necessary services (not including record-keeping services) are entitled to receive commissions and service fees from us as stated above. Such commissions and fees are not in addition to the fees and charges we describe in "Charges and expenses" earlier in this prospectus. Any service fees we pay to financial professionals are contingent upon their providing service satisfactory to us. While the charges and expenses that we receive from a RIA employer plan initially may be less than the commissions and service fees we pay to financial professionals, we expect that over time those charges and expenses we collect will be adequate to cover all of our expenses.

CERTAIN RETIREMENT PLANS THAT USE RIA MAY ALLOW EMPLOYER PLAN ASSETS TO BE USED IN PART TO BUY LIFE INSURANCE POLICIES RATHER THAN APPLYING ALL OF THE CONTRIBUTIONS TO RIA. Financial professionals will receive commissions on any such AXA Equitable insurance policies at standard rates. These commissions are subject to regulation by state law and are at rates higher than those applicable to commissions payable for placing an employer plan under RIA.

                               MORE INFORMATION

Appendix I: Condensed financial information

--------------------------------------------------------------------------------


These selected per unit data and ratios for the years ended December 31, 2008 through 2017 have been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The financial statements of each of the Funds as well as the consolidated financial statements of AXA Equitable are contained in the SAI. Information is provided for the period that each Fund has been available under RIA, but not longer than ten years.


SEPARATE ACCOUNT NO. 10 -- POOLED (ALLIANCEBERNSTEIN BALANCED FUND) OF AXA EQUITABLE LIFE INSURANCE COMPANY

INCOME, EXPENSES AND CAPITAL CHANGES PER REGISTERED UNIT OUTSTANDING DURING THE
            PERIODS INDICATED AND OTHER SUPPLEMENTARY DATA (NOTE E)


------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                         ------  -----------------------------------------------------------------------
                                          2017    2016    2015    2014    2013    2012    2011    2010    2009    2008
------------------------------------------------------------------------------------------------------------------------
Income                                    $8.22   $8.22   $7.39   $7.89   $6.55   $6.55   $6.27   $7.35   $5.86   $7.87

Expenses (Note B)                        (2.10)  (2.04)  (1.81)  (1.76)  (1.84)  (1.60)  (1.31)  (1.17)  (0.91)  (1.22)
-----------------------------------------------------------------------------------------------------------------------
Net investment income                     6.12    6.18    5.58    6.13    4.71    4.95    4.96    6.18    4.95    6.65
Net realized and unrealized gain (loss)
  on investments
  (Note C)                                36.93   14.01  (5.40)   6.23    33.99   23.05  (6.02)   13.61   33.18  (71.10)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in unit value     43.05   20.19   0.18    12.36   38.70   28.00  (1.06)   19.79   38.13  (64.45)

AllianceBernstein Balanced Fund unit
  value (Note A):

Beginning of Period                      313.83  293.64  293.46  281.10  242.40  214.40  215.46  195.67  157.54  221.99
-----------------------------------------------------------------------------------------------------------------------
End of Period                            $356.88 $313.83 $293.64 $293.46 $281.10 $242.40 $214.40 $215.46 $195.67 $157.54
=======================================================================================================================
Ratio of expenses to average net assets
  (Note B)                                0.63%   0.67%   0.63%   0.61%   0.71%   0.71%   0.63%   0.60%   0.55%   0.63%

Ratio of net investment income to
  average net assets                      1.82%   2.04%   1.87%   2.11%   1.80%   2.19%   2.25%   3.11%   2.92%   3.35%

Number of units outstanding at end of
  period                                   566     593     639    1,171   1,214   1,221   1,416   2,056   2,661   3,500
Portfolio turnover rate
  (Note D)                                128%    113%    143%    111%    111%     94%     84%     83%     94%     61%
=======================================================================================================================

See Notes following tables.

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

SEPARATE ACCOUNT NO. 4 -- POOLED (ALLIANCEBERNSTEIN COMMON STOCK FUND) OF AXA EQUITABLE LIFE INSURANCE COMPANY

INCOME, EXPENSES AND CAPITAL CHANGES PER REGISTERED UNIT OUTSTANDING DURING THE
            PERIODS INDICATED AND OTHER SUPPLEMENTARY DATA (NOTE E)


------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                              --------  --------------------------------------------------------------------------------
                                2017      2016      2015      2014      2013     2012    2011    2010    2009     2008
------------------------------------------------------------------------------------------------------------------------
Income                         $28.42    $26.56    $24.97    $22.90    $19.56   $17.96  $13.24  $14.68   $9.85   $5.33

Expenses (Note B)              (3.24)    (2.98)    (2.45)    (2.00)    (2.25)   (1.07)  (1.38)  (1.07)  (1.56)   (3.55)
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss)    25.18     23.58     22.52     20.90     17.31    16.89   11.86   13.61   8.29     1.78
Net realized and unrealized
  gain (loss) on investments
  (Note C)                     484.34     85.87     62.37    150.13    314.47   119.78   17.85  111.36  189.22  (372.58)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  unit value                   509.52    109.45     84.89    171.03    331.78   136.67   29.71  124.97  197.51  (370.80)

AllianceBernstein Common
  Stock Fund unit value
  (Note A):

Beginning of Period           1,695.51  1,586.06  1,501.17  1,330.14   998.36   861.69  831.98  707.01  509.50   880.30
-----------------------------------------------------------------------------------------------------------------------
End of Period                 $2,205.03 $1,695.51 $1,586.06 $1,501.17 $1,330.14 $998.36 $861.69 $831.98 $707.01 $509.50
=======================================================================================================================
Ratio of expenses to
  average net assets
  (Note B)                      0.17%     0.18%     0.16%     0.14%     0.20%    0.11%   0.16%   0.15%   0.27%   0.51%

Ratio of net investment
  income (loss) to average
  net assets                    1.29%     1.46%     1.45%     1.49%     1.52%    1.77%   1.37%   1.89%   1.43%   0.25%

Number of units outstanding
  at end of period               229       261       264       414       479      709     780     921    1,449   1,543
Portfolio turnover rate
  (Note D)                       15%       16%       19%       16%       17%      21%     19%     30%    118%     106%
=======================================================================================================================

See Notes following tables.

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

SEPARATE ACCOUNT NO. 3 -- POOLED (ALLIANCEBERNSTEIN MID CAP GROWTH FUND) OF AXA EQUITABLE LIFE INSURANCE COMPANY

INCOME, EXPENSES AND CAPITAL CHANGES PER REGISTERED UNIT OUTSTANDING DURING THE
            PERIODS INDICATED AND OTHER SUPPLEMENTARY DATA (NOTE E)


-------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                         -----   ------------------------------------------------------------------------

                                          2017    2016    2015    2014    2013    2012    2011    2010    2009     2008
-------------------------------------------------------------------------------------------------------------------------
Income                                    $2.10   $3.13   $2.34   $2.70   $1.84   $1.57   $2.94   $4.03   $1.11   $0.48

Expenses (Note B)                        (3.20)  (2.63)  (2.68)  (2.66)  (2.44)  (1.96)  (1.89)  (1.36)  (1.38)   (1.37)
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss)             (1.10)   0.50   (0.34)   0.04   (0.60)  (0.39)   1.05    2.67   (0.27)   (0.89)
Net realized and unrealized gain (loss)
  on investments (Note C)                170.94  (6.89)   6.23    10.74  127.67   45.12   7.55    81.33   79.09  (132.73)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in unit value    169.84  (6.39)   5.89    10.78  127.07   44.73   8.60    84.00   78.82  (133.62)

AllianceBernstein Mid Cap Growth
  Fund unit value (Note A):

Beginning of Period                      517.64  524.03  518.14  507.36  380.29  335.56  326.96  242.96  164.14   297.76
-----------------------------------------------------------------------------------------------------------------------
End of Period                            $687.48 $517.64 $524.03 $518.14 $507.36 $380.29 $335.56 $326.96 $242.96 $164.14
=======================================================================================================================
Ratio of expenses to average net
  assets (Note B)                         0.52%   0.52%   0.53%   0.53%   0.55%   0.54%   0.58%   0.52%   0.72%   0.58%

Ratio of net investment income (loss)
  to average net assets                  (0.18)%  0.10%  (0.09)%  0.00%  (0.14)% (0.11)%  0.30%   1.00%  (0.14)% (0.37)%

Number of units outstanding at end of
  period                                   345     365     369     766     769     993    1,042   1,773   1,954   2,130
Portfolio turnover rate (Note D)           60%     79%     79%    116%    137%    131%    137%    151%    217%     129%
=======================================================================================================================

See Notes following tables.
Notes:
A. The values for a registered AllianceBernstein Balanced Fund, AllianceBernstein Common Stock Fund and AllianceBernstein Mid Cap Growth Fund unit on January 23, 1985, April 8, 1985 and July 7, 1986, the first date on which payments were allocated to purchase registered units in each Fund, were $28.07, $84.15 and $44.82, respectively.
B. Certain expenses under RIA are borne directly by employer plans participating in RIA. Accordingly, those charges and fees discussed in "Charges and expenses" earlier in this prospectus, are not included above and did not affect the Fund unit values. Those charges and fees are recovered by AXA Equitable through an appropriate reduction in the number of units credited to each employer plan participating in the Fund unless the charges and fees are billed directly to and paid by the employer. The dollar amount recovered is included under the caption "From Contractowner Transactions" as administrative fees and asset management fees in the Statement of Changes in Net Assets for each Fund, which appear in the Financial Statements in the SAI.
   As of June 1, 1994, the annual investment management and financial accounting fee is deducted from the assets of the AllianceBernstein Balanced Fund, AllianceBernstein Common Stock Fund and AllianceBernstein Mid Cap Growth Fund and is reflected in the computation of their unit values.
C. See Note 2 to Financial Statements of Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled) and 66 (Pooled) which appear in the SAI.
D. The portfolio turnover rate excludes all short-term U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less. The rate stated is the annual turnover rate for the entire Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled).
E. Income, expenses, gains and losses shown above pertain only to employer plans' accumulations attributable to RIA registered units. Other plans and trusts also participate in Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled) and may have operating results and other supplementary data different from those shown above.

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

SEPARATE ACCOUNT NO. 66 (POOLED) UNIT VALUES AND NUMBER OF REGISTERED UNITS OUTSTANDING


----------------------------------------------------------------------------------------------------------------
                                                         FOR THE YEAR ENDED DECEMBER 31,
                                 -------------------------------------------------------------------------------
                                  2008    2009    2010    2011    2012    2013    2014    2015    2016    2017
----------------------------------------------------------------------------------------------------------------
1290 VT SOCIALLY RESPONSIBLE
----------------------------------------------------------------------------------------------------------------
   Unit value                    $ 60.48 $ 79.16 $ 89.07 $ 89.31 $104.26 $140.06 $159.12 $159.88 $175.79 $211.66
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        --      --      --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY MANAGED VOLATILITY
----------------------------------------------------------------------------------------------------------------
   Unit value                    $247.64 $371.61 $414.17 $363.17 $424.84 $511.33 $519.96 $510.99 $533.87 $673.11
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        --      --      --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL CORE MANAGED VOLATILITY
----------------------------------------------------------------------------------------------------------------
   Unit value                    $ 93.51 $126.55 $138.22 $114.82 $133.55 $156.95 $147.16 $140.77 $141.07 $178.18
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        --      --      --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL VALUE MANAGED VOLATILITY
----------------------------------------------------------------------------------------------------------------
   Unit value                    $106.43 $138.63 $147.04 $123.27 $144.80 $172.79 $160.39 $155.32 $156.48 $193.05
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        19      18      18      18       9       9       9       2       1      --
----------------------------------------------------------------------------------------------------------------
AXA LARGE CAP CORE MANAGED VOLATILITY
----------------------------------------------------------------------------------------------------------------
   Unit value                    $ 73.61 $ 93.12 $106.33 $101.82 $117.08 $154.03 $171.93 $172.57 $189.53 $231.13
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        --      --      --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------
AXA LARGE CAP GROWTH MANAGED VOLATILITY
----------------------------------------------------------------------------------------------------------------
   Unit value                    $ 91.92 $123.96 $141.87 $136.68 $155.46 $210.47 $233.80 $243.24 $256.64 $331.62
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding     1,683   1,870      65      64      63      62      61      53      53      51
----------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE MANAGED VOLATILITY
----------------------------------------------------------------------------------------------------------------
   Unit value                    $ 86.50 $104.33 $117.79 $112.13 $129.92 $172.10 $193.15 $185.40 $213.80 $243.42
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding       940     990     437     272     214     211     209     206     203     201
----------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE MANAGED VOLATILITY
----------------------------------------------------------------------------------------------------------------
   Unit value                    $116.66 $158.48 $194.08 $175.78 $208.52 $277.49 $307.66 $296.77 $349.21 $392.24
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding         8       8       8       7       7       6       6       1       1      --
----------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP GROWTH
----------------------------------------------------------------------------------------------------------------
   Unit value                    $123.37 $167.72 $223.93 $222.92 $257.54 $355.67 $368.20 $357.31 $402.06 $492.95
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        71      96     125     123     136      25      25      --      --      --
----------------------------------------------------------------------------------------------------------------
AXA/CLEARBRIDGE LARGE CAP GROWTH
----------------------------------------------------------------------------------------------------------------
   Unit value                    $ 77.26 $108.39 $127.13 $119.67 $144.12 $200.43 $208.05 $210.69 $212.54 $266.94
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        --      --      --       2      --      --       1      --      --      --
----------------------------------------------------------------------------------------------------------------
CHARTER/SM/ MULTI-SECTOR BOND
----------------------------------------------------------------------------------------------------------------
   Unit value                    $170.57 $187.39 $200.21 $210.78 $221.90 $219.55 $224.68 $223.13 $229.55 $234.57
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        14      14      14      14      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------
CHARTER/SM/ SMALL CAP VALUE
----------------------------------------------------------------------------------------------------------------
   Unit value                    $128.25 $162.14 $201.87 $183.67 $214.47 $306.09 $290.46 $252.31 $315.97 $351.67
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding         6       6       6       6       5       5       5       1       1      --
----------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE EQUITY
----------------------------------------------------------------------------------------------------------------
   Unit value                    $145.63 $189.73 $213.04 $206.42 $234.57 $323.07 $354.42 $332.63 $392.39 $424.21
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        --      --      --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN RESEARCH
----------------------------------------------------------------------------------------------------------------
   Unit value                    $ 87.55 $115.09 $133.27 $138.61 $162.73 $214.43 $236.97 $241.50 $261.84 $328.44
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        --      --      --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

SEPARATE ACCOUNT NO. 66 (POOLED) UNIT VALUES AND NUMBER OF REGISTERED UNITS OUTSTANDING (CONTINUED)


----------------------------------------------------------------------------------------------------------------
                                                         FOR THE YEAR ENDED DECEMBER 31,
                                 -------------------------------------------------------------------------------
                                  2008    2009    2010    2011    2012    2013    2014    2015    2016    2017
----------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX
----------------------------------------------------------------------------------------------------------------
   Unit value                    $241.50 $304.57 $349.06 $355.04 $408.92 $537.51 $606.95 $611.49 $679.87 $822.53
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding       563     481     451     160      11      11      11       9       9       9
----------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND
----------------------------------------------------------------------------------------------------------------
   Unit value                    $210.03 $205.66 $214.77 $226.59 $228.69 $224.82 $228.15 $229.01 $229.93 $230.61
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        --      --      --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY INDEX
----------------------------------------------------------------------------------------------------------------
   Unit value                    $114.54 $145.86 $153.78 $135.29 $157.22 $190.88 $177.62 $173.74 $177.46 $218.57
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding     1,116   1,136     645     323     300     297     294     283     280     278
----------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE OPPORTUNITIES
----------------------------------------------------------------------------------------------------------------
   Unit value                    $ 94.61 $125.18 $140.60 $133.25 $154.63 $209.97 $240.15 $234.67 $285.19 $335.72
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        40      40      39      39      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX
----------------------------------------------------------------------------------------------------------------
   Unit value                    $ 53.85 $ 73.35 $ 85.05 $ 87.06 $ 99.88 $132.32 $148.52 $155.74 $165.63 $214.03
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding       831     889      --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX
----------------------------------------------------------------------------------------------------------------
   Unit value                    $ 76.78 $104.63 $131.57 $128.40 $150.33 $199.30 $217.22 $211.01 $253.03 $292.21
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        --      --      --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET
----------------------------------------------------------------------------------------------------------------
   Unit value                    $174.81 $175.24 $175.32 $175.23 $175.14 $175.05 $174.97 $174.88 $174.79 $175.40
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding       136     135     133      14       1       1       1       1       1      --
----------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
----------------------------------------------------------------------------------------------------------------
   Unit value                    $208.88 $221.89 $236.13 $239.46 $245.70 $239.98 $246.83 $247.26 $250.04 $253.39
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding       108      92      91      90      30      29      29      28      28       1
----------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH STOCK
----------------------------------------------------------------------------------------------------------------
   Unit value                    $  5.81 $  8.28 $  9.64 $  9.45 $ 11.24 $ 15.50 $ 16.84 $ 18.56 $ 18.81 $ 25.09
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding       134     133     132     130     116     114     113      20      19      --
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
----------------------------------------------------------------------------------------------------------------
   Unit value                    $ 81.78 $129.57 $152.51 $145.17 $164.66 $223.26 $253.51 $269.46 $293.56 $408.41
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding       558     636      64      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                          PAGE

Who is AXA Equitable?                                                       2
FUND INFORMATION                                                            2
General                                                                     2
Restrictions and requirements of the AllianceBernstein Balanced,            2
AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds
Certain investments of the AllianceBernstein Mid Cap Growth and/or          2
AllianceBernstein Balanced Funds
Portfolio holdings policy for the Pooled Separate Accounts                  3
Brokerage fees and charges for securities transactions                      4
ADDITIONAL INFORMATION ABOUT RIA                                            5
Loan provisions                                                             5
Annuity benefits                                                            6
Amount of fixed-annuity payments                                            6
Ongoing operations fee                                                      6
MANAGEMENT FOR THE ALLIANCEBERNSTEIN BALANCED, ALLIANCEBERNSTEIN COMMON     7
STOCK AND ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS AND AXA EQUITABLE
Funds                                                                       7
Portfolio managers' information (AllianceBernstein Balanced Fund,           7
AllianceBernstein Common Stock Fund and AllianceBernstein Mid Cap Growth
Fund
Investment professional conflict of interest disclosure                    11
Portfolio manager compensation                                             11
Distribution of the contracts                                              12
Custodian and independent registered public accounting firm                12
AXA Equitable                                                              13
  Directors and Principal Officers                                         13
  Directors -- Officers                                                    15
  Other Officers                                                           15
Separate Account Units of Interest Under Group Annuity Contracts           20
FINANCIAL STATEMENTS INDEX                                                 21
Financial statements                                                      FSA-1


SEND THIS REQUEST FORM TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION

To:  AXA Equitable -- RIA Service Office
   P.O. Box 8095
   Boston, MA 02266-8095


----------------------------------------------------------------------------------
Please send me a Retirement Investment Account(R) SAI for May 1, 2018.
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip
----------------------------------------------------------------------------------
Client number



                                                                        #526908

Retirement Investment Account(R)


STATEMENT OF ADDITIONAL INFORMATION DATED
MAY 1, 2018

--------------------------------------------------------------------------------

This statement of additional information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for our Retirement Investment Account(R) ("RIA"), dated May 1, 2018 ("prospectus"), and any supplements.


Terms defined in the prospectus have the same meaning in the SAI unless the context otherwise requires.

You can obtain a copy of the prospectus, and any supplements to the prospectus, from us free of charge by writing or calling the RIA service office listed on the back of this SAI, or by contacting your financial professional. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104 and our telephone number is
 (212) 554-1234.

           TABLE OF CONTENTS

           Who is AXA Equitable?                                  2

           FUND INFORMATION                                       2

           General                                                2

           Restrictions and requirements of the
             AllianceBernstein Balanced, AllianceBernstein
             Common Stock and AllianceBernstein Mid Cap
             Growth Funds                                         2

           Certain investments of the AllianceBernstein Mid
             Cap Growth and/or AllianceBernstein Balanced
             Funds                                                2

           Portfolio holdings policy for the Pooled Separate
             Accounts                                             3

           Brokerage fees and charges for securities
             transactions                                         4

           ADDITIONAL INFORMATION ABOUT RIA                       5

           Loan provisions                                        5

           Annuity benefits                                       6

           Amount of fixed-annuity payments                       6

           Ongoing operations fee                                 6

           MANAGEMENT FOR THE ALLIANCEBERNSTEIN BALANCED,
             ALLIANCEBERNSTEIN COMMON STOCK AND
             ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS AND
             AXA EQUITABLE                                        7

           Funds                                                  7

           Portfolio managers' information
             (AllianceBernstein Balanced Fund,
             AllianceBernstein Common Stock Fund and
             AllianceBernstein Mid Cap Growth Fund)               7

           Investment professional conflict of interest
             disclosure                                          11

           Portfolio manager compensation                        11

           Distribution of the contracts                         12

           Custodian and independent registered public
             accounting firm                                     12

           AXA Equitable                                         13

           Directors and Principal Officers                      13

           Officers -- Directors                                 15

           Other Officers                                        15

           Separate Accounts Units of Interest Under Group
             Annuity Contracts                                   20

           FINANCIAL STATEMENTS INDEX                            21

           Financial statements                               FSA-1



             Copyright 2018. AXA Equitable Life Insurance Company


            1290 Avenue of the Americas, New York, New York 10104.
 All rights reserved. Retirement Investment Account(R) is a registered service mark of The AXA Equitable Life Insurance Company.


                                                 #526908

WHO IS AXA EQUITABLE?


We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Equitable Holdings, Inc., which is an indirect majority owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the majority shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts. AXA Equitable is solely responsible for paying all amounts owed under your contract.


FUND INFORMATION

GENERAL

In our prospectus we discuss in more detail, among other things, the structure of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, their investment objectives and policies, including the types of portfolio securities that they may hold and levels of investment risks that may be involved, and investment management. We also summarize certain of these matters with respect to the Investment Funds and their corresponding portfolios. See "Investment options" in the prospectus.

Here we will discuss special restrictions, requirements and transaction expenses that apply to the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds and determination of the value of units for all Funds, including some historical information. You can find information about the investment objectives and policies, as well as restrictions, requirements and risks pertaining to the corresponding AXA Premier VIP Trust or EQ Advisors Trust portfolio in which the Investment Funds invest in the prospectus and SAI for each Trust.

RESTRICTIONS AND REQUIREMENTS OF THE ALLIANCEBERNSTEIN BALANCED,
ALLIANCEBERNSTEIN COMMON STOCK AND ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS

Neither the AllianceBernstein Common Stock Fund nor the AllianceBernstein Balanced Fund will make an investment in an industry if that investment would cause either Fund's holding in that industry to exceed 25% of either Fund's assets. The United States government, and its agencies and instrumentalities, are not considered members of any industry.

The AllianceBernstein Balanced Fund and AllianceBernstein Common Stock Fund will not purchase or write puts or calls (options). The AllianceBernstein Mid Cap Growth Fund will not purchase or write puts (options).

The following investment restrictions apply to the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. None of these Funds will:

..   trade in foreign exchanges (however, the AllianceBernstein Balanced Fund will trade in foreign exchanges, except those that fall into the MSCI Emerging Markets country definition, with respect to the Global Equity sub-portfolio);

..   trade in commodities or commodity contracts (except the AllianceBernstein
    Balanced Fund is permitted to enter into hedging transactions through the use of currency forwards, as described in the prospectus);

..   purchase real estate or mortgages, except as stated below. The Funds may buy shares of real estate investment trusts listed on stock exchanges or reported on the NASDAQ which is now a national stock market exchange;

..   make an investment in order to exercise control or management over a company;

..   underwrite the securities of other companies, including purchasing securities that are restricted under the 1933 Act or rules or regulations thereunder (restricted securities cannot be sold publicly until they are registered under the 1933 Act), except as stated below;

..   make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held as long as they are in short position;

..   have more than 5% of its assets invested in the securities of any one registered investment company. A Fund may not own more than 3% of a registered investment company's outstanding voting securities. The Fund's total holdings of registered investment company securities may not exceed 10% of the value of the Fund's assets;

..   purchase any security on margin or borrow money except for short-term credits necessary for clearance of securities transactions;

..   make loans, except loans through the purchase of debt obligations or through entry into repurchase agreements; or

..   invest more than 10% of its total assets in restricted securities, real estate investments, or portfolio securities not readily marketable (the AllianceBernstein Common Stock Fund will not invest in restricted securities).

CERTAIN INVESTMENTS OF THE ALLIANCEBERNSTEIN MID CAP GROWTH AND/OR ALLIANCEBERNSTEIN BALANCED FUNDS

The following are brief descriptions of certain types of investments which may be made by the AllianceBernstein Mid Cap Growth and/or AllianceBernstein Balanced Funds and certain risks and investment techniques.

MORTGAGE-RELATED SECURITIES. The AllianceBernstein Balanced Fund may invest in mortgage-related securities (including agency and non-agency fixed, ARM and hybrid pass throughs, agency and nonagency CMO's, commercial mortgage-backed securities and dollar rolls). Principal and interest payments made on mortgages in the pools are passed through to the holder of securities. Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, or "GNMA"), or guaranteed by agencies or instrumentalities of the U.S.

Government (in the case of securities guaranteed by the Federal National Mortgage Corporation ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which were until recently supported only by discretionary authority of the U.S. Government to purchase the agency's obligations and are now guaranteed by Preferred Stock Purchase Agreements (each a "PSPA") under which, if the Federal Housing Finance Agency ("FHFA") determines that FNMA's or FHLMC's liabilities have exceeded its assets under Generally Accepted Accounting Principles, the U.S. Treasury will contribute cash capital to the entity in an amount equal to the difference between liabilities and assets. Mortgage-related securities created by non-governmental issuers (such as financial institutions, and other secondary market issuers) may be supported by various forms of insurance or guarantees.

COLLATERALIZED MORTGAGE OBLIGATIONS. The AllianceBernstein Balanced Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are debt obligations that were developed specifically to reallocate the various risks inherent in mortgage-backed securities across various bond classes or tranches. They are collateralized by underlying mortgage loans or pools of mortgage-pass-through securities. They can be issued by both agency (GNMA, FHLMC or FNMA) or non-agency issuers. CMOs are not mortgage pass-through securities. Rather, they are pay-through securities, i.e. securities backed by cash flow from the underlying mortgages. CMOs are typically structured into multiple classes, with each class bearing a different stated maturity and having different payment streams. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal payments only after the shorter class or classes have been retired.

ASSET-BACKED SECURITIES. The AllianceBernstein Balanced Fund may purchase asset-backed securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose vehicles, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations. The AllianceBernstein Balanced Fund may invest in other asset-backed securities that may be developed in the future or as would be deemed appropriate.

NON-US DEBT. The AllianceBernstein Balanced Fund may invest in non-U.S. sovereign and corporate debt issued in U.S. Dollars.

ZERO COUPON BONDS. The AllianceBernstein Balanced Fund may invest in zero coupon bonds. Such bonds may be issued directly by agencies and instrumentalities of the U.S. Government or by private corporations. Zero coupon bonds may originate as such or may be created by stripping an outstanding bond. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change.

REPURCHASE AGREEMENTS. Repurchase agreements are currently entered into with creditworthy counterparties including broker-dealers, member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements are often for short periods such as one day or a week, but may be longer. Investment may be made in repurchase agreements pertaining to the marketable obligations, or marketable obligations guaranteed by the United States Government, its agencies or instrumentalities.

DEBT SECURITIES SUBJECT TO PREPAYMENT RISKS. Mortgage-related securities and certain collateralized mortgage obligations, asset-backed securities and other debt instruments in which the AllianceBernstein Balanced Fund may invest are subject to prepayments prior to their stated maturity. The Fund usually is unable to accurately predict the rate at which prepayments will be made, which rate may be affected, among other things, by changes in generally prevailing market interest rates. If prepayments occur, the Fund suffers the risk that it will not be able to reinvest the proceeds at as high a rate of interest as it had previously been receiving. Also, the Fund will incur a loss to the extent that prepayments are made for an amount that is less than the value at which the security was then being carried by the Fund.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds may purchase and sell securities on a when-issued or delayed delivery basis. In these transactions, securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When a Fund engages in when-issued or delayed delivery transactions, the Fund relies on the other party to consummate the transaction. Failure to consummate the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the Fund may close out its position prior to the settlement date. The Fund will sell on a forward settlement basis only securities it owns or has the right to acquire.

FOREIGN CURRENCY FORWARD CONTRACTS. The AllianceBernstein Balanced Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a price set at the time of the contract. The Fund will enter into such forward contracts for hedging purposes only.

HEDGING TRANSACTIONS. The AllianceBernstein Balanced Fund may engage in transactions which are designed to protect against potential adverse price movements in securities owned or intended to be purchased by the Fund.

PORTFOLIO HOLDINGS POLICY FOR THE POOLED SEPARATE ACCOUNTS

It is the policy of the Pooled Separate Accounts (the "Separate Accounts") to safeguard against misuse of their portfolio holdings information and to prevent the selective disclosure of such information. Each Separate Account will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The portfolio holdings information for the Separate Accounts including, among other things, the top ten holdings and complete portfolio holdings, is available on a monthly basis and generally can be obtained by contract holders/participants or their consultants, free of charge, 30 days after the month end by calling 1-800-967-4560. AXA Equitable has established this procedure to provide prompt portfolio holdings information so that contractholders and their consultants can perform effective oversight of plan investments.

On a case-by-case basis, AXA Equitable may approve the disclosure of non-public portfolio holdings and trading information to particular individuals or entities in appropriate circumstances. In all cases, the approval of release of non-public portfolio holdings or trading information will be conditioned on the obligation of the recipient to maintain the confidentiality of the information including an obligation not to trade on non-public information. Neither AXA Equitable nor its investment adviser, AllianceBernstein L.P., discloses non-public portfolio holdings or portfolio trade information of any Separate Account to the media.

In addition, with the approval of our investment officers, non-public portfolio holdings information may be provided as part of the legitimate business activities of each Separate Account to the following service providers and other organizations: auditors; the custodian; the accounting service provider, the administrator; the transfer agent; counsel to the Separate Accounts; regulatory authorities; pricing services; and financial printers. The entities to whom we or the investment advisor voluntarily provide holdings information, either by explicit agreement or by virtue of their respective duties to each Separate Account, are required to maintain the confidentiality of the information disclosed, including an obligation not to trade on non-public information. As of the date of this SAI, we have ongoing arrangements to provide non-public portfolio holdings information to the following service providers: JPMorgan Chase, State Street-Kansas City, PricewaterhouseCoopers LLP, Capital Printing Systems, Inc., and RR Donnelley. Each of these arrangements provides for ongoing disclosure of current portfolio holdings information so that the entity can provide services to the Separate Accounts. These service providers do not provide any compensation to AXA Equitable, the Separate Accounts or any affiliates in return for the disclosure of non-public portfolio holdings information.

Until particular portfolio holdings information has been released in regulatory filings or is otherwise available to contract holders and/or participants, and except with regard to the third parties described above, no such information may be provided to any party without the approval of our investment officers or the execution by such third party of an agreement containing appropriate confidentiality language which has been approved by our Legal Department. Our investment officers will monitor and review any potential conflicts of interest between the contract holders/participants and AXA Equitable and its affiliates that may arise from potential release of non-public portfolio holdings information. We will not release portfolio holdings information unless it is determined that the disclosure is in the best interest of its contract holders/participants and there is a legitimate business purpose for such disclosure. No compensation is received by AXA Equitable or its affiliates or any other person in connection with the disclosure of portfolio holdings information.

BROKERAGE FEES AND CHARGES FOR SECURITIES TRANSACTIONS

We discuss in the prospectus that AllianceBernstein is the investment manager of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. Subject to the broad supervisory authority of the committee, AllianceBernstein invests and reinvests the assets of these Funds in a manner consistent with the policies described in the prospectus. AllianceBernstein also performs portfolio selection and transaction services, including arranging the execution of portfolio transactions. AllianceBernstein is also an adviser for certain portfolios in EQ Advisors Trust and AXA Premier VIP Trust. Information on brokerage fees and charges for securities transactions for the Trusts' portfolios is provided in the prospectus for each Trust.

The AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds are charged for securities brokers commissions, transfer taxes and other fees and expenses relating to their operation. Transactions in equity securities for a Fund are executed primarily through brokers which receive a commission paid by the Fund. Brokers are selected by AllianceBernstein. AllianceBernstein seeks to obtain the best price and execution of all orders placed for the portfolio of the Funds, considering all the circumstances. If transactions are executed in the over-the-counter market AllianceBernstein will deal with the principal market makers, unless more favorable prices or better execution is otherwise obtainable. There are occasions on which portfolio transactions for the Funds may be executed as part of concurrent authorizations to purchase or sell the same security for certain other accounts or clients advised by AllianceBernstein. Although these concurrent authorizations potentially can be either advantageous or disadvantageous to the Funds, they are effected only when it is believed that to do so is in the best interest of the Funds. When these concurrent authorizations occur, the objective is to allocate the executions among the accounts or clients in a fair manner.

Recently, the increasing number of low-cost automated order execution services have contributed to lower commission rates. These services, often referred to as "low touch" trading, take advantage of the electronic connectivity of market centers, eliminating the need for human intervention and thereby lowering the cost of execution. These services include: 1) direct market access (DMA) options, in which orders are placed directly with market centers, such as NASDAQ or Archipelago; 2) aggregators, which allow access to multiple markets simultaneously; and 3) algorithmic trading platforms, which use complex mathematical models to optimize trade routing and timing.

We try to choose only brokers which we believe will obtain the best prices and executions on securities transactions. Subject to this general requirement, we also consider the amount and quality of securities research services provided by a broker. Typical research services include general economic information and analyses and specific information on and analyses of companies, industries and markets. Factors we use in evaluating research services include the diversity of sources used by the broker and the broker's experience, analytical ability and professional stature.

The receipt of research services from brokers tends to reduce our expenses in managing the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. We take this into account when setting the expense charges. Brokers who provide research services may charge somewhat higher commissions than those who do not. However, we will select only brokers whose commissions we believe are reasonable in all the circumstances.

We periodically evaluate the services provided by brokers and prepare internal proposals for allocating among those various brokers business for all the accounts we manage or advise. That evaluation involves consideration of the overall capacity of the broker to execute transactions, its financial condition, its past performance and the value of research services provided by the broker in servicing the various accounts advised or managed by us. Generally, we do not tell brokers that we will try to allocate a particular amount of business to them. We do occasionally let brokers know how their performance has been evaluated.

Research information that we obtain may be used in servicing all clients or accounts under our management, including our general account. Similarly, we will not necessarily use all research provided by a broker or dealer with which the Funds transact business in connection with those Funds.

Transactions for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in the over-the-counter market are normally executed as principal transactions with a dealer that is a principal market maker in the security, unless a better price or better execution can be obtained from another source. Under these circumstances, the Funds pay no commission. Similarly, portfolio transactions in money market and debt securities will normally be executed through dealers or underwriters under circumstances where the Fund pays no commission.

When making securities transactions for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds that do not involve paying a brokerage commission (such as the purchase of short-term debt securities), we seek to obtain prompt execution in an effective manner at the best price. Subject to this general objective, we may give orders to dealers or underwriters who provide investment research. None of the Funds will pay a higher price, however, and the fact that we may benefit from such research is not considered in setting the expense charges.

In addition to using brokers and dealers to execute portfolio securities transactions for clients or accounts we manage, we may enter into other types of business transactions with brokers or dealers. These other transactions will be unrelated to allocation of the Funds' portfolio transactions.


For the years ended December 31, 2017, 2016 and 2015, total brokerage commissions for Separate Account No. 10 -- Pooled were $7,912, $11,328 and $14,114, respectively; for Separate Account No. 4 -- Pooled were $1,010, $1,527 and $1,633, respectively; for Separate Account No. 3 -- Pooled were $4,276, $13,970 and $14,620, respectively. For the fiscal year ended December 31, 2017, commissions of $6,349, $0 and $3,487, were paid to brokers providing research services to Separate Account No. 10 -- Pooled, Separate Account No. 4 -- Pooled and Separate Account No. 3 -- Pooled, respectively, on portfolio transactions of $66,706,006, $32,904,582 and $28,138,869, respectively.


ADDITIONAL INFORMATION ABOUT RIA

LOAN PROVISIONS

Loans to plan trustees on behalf of participants are permitted in our RIA program. It is the plan administrator's responsibility to administer the loan program.

The following are important features of the RIA loan provision:

..   We will only permit loans from the guaranteed interest option. If the amount requested to be borrowed plus the loan fee and loan reserve we discuss below is more than the amount available in the guaranteed interest option for the loan transaction, the employer can move the additional amounts necessary from one or more Funds to the guaranteed interest option.

..   The plan administrator determines the interest rate, the maximum term and all other terms and conditions of the loan.

..   Repayment of loan principal and interest can be made only to the guaranteed interest option. The employer must identify the portion of the repayment amount which is principal and which is interest.

..   Upon repayment of a loan amount, any repayment of loan principal and loan reserve (see below) taken from one or more Funds for loan purposes may be moved back to a Fund.

..   We charge a loan fee in an amount equal to 1% of the loan principal amount on the date a loan is made. The contingent withdrawal charge will be applied to any unpaid principal, as if the amount had been withdrawn on the day the principal payment was due. See "Charges and expenses" in the prospectus.

..   The minimum amount of a loan for a participant is $1,000, and the maximum amount is 90% of the balances in all the investment options for a participant. Subject to the maximum loan amount permitted by the employer's plan and the Code.

..   On the date a loan is made, we create a loan reserve account in the guaranteed interest option in an amount equal to 10% of the loan amount. The 10% loan reserve is intended to cover (1) the ongoing operations fee applicable to amounts borrowed, (2) the possibility of our having to deduct applicable contingent withdrawal charges (see "Charges and expenses" in the prospectus) and (3) the deduction of any other withholdings, if required. The loan amount will not earn any interest under the contracts while the loan is outstanding. The amount of the loan reserve will continue to earn interest at the guaranteed interest option rate applicable for the employer plan.

..   The ongoing operations fee will apply to the sum of the investment option balances (including the loan reserve) plus any unpaid loan principal. If the employer plan is terminated or any amount is withdrawn, or if any withdrawal from RIA results in the reduction of the 10% loan reserve amount in the guaranteed interest option, during the time a loan is outstanding, the contingent withdrawal charge will be applied to any principal loan balances outstanding as well as to any employer plan balances (including the loan reserve) in the investment options. See "Charges and expenses" in the prospectus.

ANNUITY BENEFITS

Subject to the provisions of an employer plan, we have available under RIA the following forms of fixed annuities.

..   LIFE ANNUITY: An annuity which guarantees a lifetime income to the retired employee-participant ("annuitant") and ends with the last monthly payment before the annuitant's death. There is no death benefit associated with this annuity form and it provides the highest monthly amount of any of the guaranteed life annuity forms. If this form of annuity is selected, it is possible that only one payment will be made if the annuitant dies after that payment.

..   LIFE ANNUITY -- PERIOD CERTAIN: This annuity form guarantees a lifetime income to the annuitant and, if the annuitant dies during a previously selected minimum payment period, continuation of payments to a designated beneficiary for the balance of the period. The minimum period is usually 5, 10, 15 or 20 years.

..   LIFE ANNUITY -- REFUND CERTAIN: This annuity form guarantees a lifetime income to the annuitant and, if the annuitant dies before the initial single premium has been recovered, payments will continue to a designated beneficiary until the single premium has been recovered. If no beneficiary survives the annuitant, the refund will be paid in one lump sum to the estate.

..   PERIOD CERTAIN ANNUITY: Instead of guaranteed lifetime income, this annuity form provides for payments to the annuitant over a specified period, usually 5, 10, 15 or 20 years, with payments continuing to the designated beneficiary for the balance of the period if the annuitant dies before the period expires.

..   QUALIFIED JOINT AND SURVIVOR LIFE ANNUITY: This annuity form guarantees lifetime income to the annuitant, and, after the annuitant's death, the continuation of income to the surviving spouse. Generally, unless a married annuitant elects otherwise with the written consent of his spouse, this will be the form of annuity payment. If this form of annuity is selected, it is possible that only one payment will be made if both the annuitant and the spouse die after that payment.

All of the forms outlined above (with the exception of qualified joint and survivor life annuity) are available as either Single or Joint life annuities. We offer other forms not outlined here. Your financial professional can provide details.

AMOUNT OF FIXED-ANNUITY PAYMENTS

Our forms of a fixed annuity provide monthly payments of specified amounts. Fixed-annuity payments, once begun, will not change. The size of payments will depend on the form of annuity that is chosen, our annuity rate tables in effect when the first payment is made, and, in the case of a life income annuity, on the annuitant's age. The tables in our contracts show monthly payments for each $1,000 of proceeds applied under an annuity. If our annuity rates in effect on the annuitant's retirement date would yield a larger payment, those current rates will apply instead of the tables. Our annuity rate tables are designed to determine the amounts required for the annuity benefits elected and for administrative and investment expenses and mortality and expense risks. Under our contracts we can change the annuity rate tables every five years. Such changes would not affect annuity payments being made.

ONGOING OPERATIONS FEE

We determine the ongoing operations fee based on the combined net balances of an employer plan in all the investment options (including any outstanding loan balances) at the close of business on the last business day of each month. For employer plans that adopted RIA on or before February 9, 1986, we use the rate schedule set forth below, and apply it to the employer plan balances at the close of business on the last business day of the following month. For employer plans that adopted RIA after February 9, 1986 we use the rate schedule set forth in the prospectus. See "Charges and expenses" in the prospectus.

                        ------------------------------------
                        COMBINED BALANCE          MONTHLY
                        OF INVESTMENT OPTIONS      RATE
                        ------------------------------------
                        First       $150,000   1/12 of 1.25%
                        Next        $350,000   1/12 of 1.00%
                        Next        $500,000   1/12 of 0.75%
                        Next      $1,500,000   1/12 of 0.50%
                        Over      $2,500,000   1/12 of 0.25%
                        ------------------------------------

MANAGEMENT FOR THE ALLIANCEBERNSTEIN BALANCED, ALLIANCEBERNSTEIN COMMON STOCK AND ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS AND AXA EQUITABLE

FUNDS


In the Prospectus we give information about us, the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds and how we, together with AllianceBernstein, provide investment management for the investments and operations of these Funds. See "More information" in the prospectus. The amounts of the investment management and financial accounting fees we received from employer plans participating through registered contracts in the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in 2017 were $989, $375 and $1,076 respectively; 2016 were $925, $340 and $933 respectively; and 2015 were $1,103, $366 and $1,205, respectively.


PORTFOLIO MANAGERS' INFORMATION (ALLIANCEBERNSTEIN BALANCED FUND,
ALLIANCEBERNSTEIN COMMON STOCK FUND AND ALLIANCEBERNSTEIN MID CAP GROWTH FUND)

The tables and discussion below provide information with respect to the portfolio managers who are primarily responsible for the day-to-day management of each Fund.


---------------------------------------------------------------------------------------------------------------------------
                      ALLIANCEBERNSTEIN BALANCED FUND, SEPARATE ACCOUNT NO. 10 ("FUND")
                                      ALLIANCEBERNSTEIN L.P. ("ADVISER")
                                     INFORMATION AS OF DECEMBER 31, 2017
---------------------------------------------------------------------------------------------------------------------------
(A)(1) PORTFOLIO      (A)(2) FOR EACH PERSON IDENTIFIED IN COLUMN        (A)(3) FOR EACH OF THE CATEGORIES IN COLUMN
   MANAGER(S) OF THE     (A)(1), THE NUMBER OF OTHER ACCOUNTS OF            (A)(2), THE NUMBER OF ACCOUNTS AND THE
   ADVISER NAMED IN      THE ADVISER MANAGED BY THE PERSON                  TOTAL ASSETS IN THE ACCOUNTS WITH
   THE PROSPECTUS        WITHIN EACH CATEGORY BELOW AND THE TOTAL           RESPECT TO WHICH THE ADVISORY FEE IS
                         ASSETS IN THE ACCOUNTS MANAGED WITHIN              BASED ON THE PERFORMANCE OF THE
                         EACH CATEGORY BELOW                                ACCOUNT
                      -----------------------------------------------------------------------------------------------------
                        REGISTERED        OTHER POOLED                     REGISTERED        OTHER POOLED
                        INVESTMENT         INVESTMENT         OTHER        INVESTMENT         INVESTMENT         OTHER
                         COMPANIES          VEHICLES        ACCOUNTS        COMPANIES          VEHICLES        ACCOUNTS
                      -----------------------------------------------------------------------------------------------------
                       NUMBER     TOTAL   NUMBER  TOTAL   NUMBER  TOTAL   NUMBER     TOTAL   NUMBER  TOTAL   NUMBER  TOTAL
                         OF       ASSETS    OF    ASSETS    OF    ASSETS    OF       ASSETS    OF    ASSETS    OF    ASSETS
                      ACCOUNTS    ($MM)  ACCOUNTS ($MM)  ACCOUNTS ($MM)  ACCOUNTS    ($MM)  ACCOUNTS ($MM)  ACCOUNTS ($MM)
---------------------------------------------------------------------------------------------------------------------------
Greg Wilensky            32        9,389    30    3,588     82     6,619    --         --      --      --       3     731
---------------------------------------------------------------------------------------------------------------------------
Joshua Lisser            26       23,869    34    6,451     98    33,394    --         --       1      41      27     610
---------------------------------------------------------------------------------------------------------------------------


Note: $MM means millions

For a description of any material conflicts, please see "Investment professional conflict of interest" later in the SAI.

For compensation information, please see "AllianceBernstein's compensation program" later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

--------------------------------------------------------------------------------------
                                     $10,001- $50,001- $100,001- $500,001-  OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
--------------------------------------------------------------------------------------
Joshua Lisser         X
--------------------------------------------------------------------------------------
Greg Wilensky         X
--------------------------------------------------------------------------------------

JOSHUA LISSER, SHAWN KEEGAN AND GREG WILENSKY HAVE NO OWNERSHIP SHARES TO
REPORT.

AllianceBernstein Balanced Fund, Separate Account No. 10 ("Fund") is managed by the following team members:


JOSHUA LISSER -- HEAD -- INDEX STRATEGIES

Joshua Lisser is Head of the Index Strategies team and a member of the Multi-Asset Services investment team. He joined AB in 1992 as a portfolio manager in the Index Strategies Group and developed various services, including equity factor strategies, risk-controlled equity strategies and derivative-based risk overlay services. Prior to that, Lisser was with Equitable Capital Management, specializing in derivative investment strategies. He holds a BA from the State University of New York, Binghamton, where he was elected a member of Phi Beta Kappa, and an MBA from New York University.
Location: New York

GREG WILENSKY, CFA -- DIRECTOR -- US MULTI-SECTOR FIXED INCOME, US INFLATION-LINKED FIXED INCOME, STABLE VALUE INVESTMENTS

Greg Wilensky is the Director and Lead Portfolio Manager of AB's US Multi-Sector Fixed Income team, a position he has held since 2007. He has also been responsible for the firm's US Inflation-Linked Fixed Income portfolios since 1999 and the firm's stable value investments business since 1998. A Senior Vice President, Wilensky co-chairs the Securitized Asset and Liquid Markets research review meetings. Prior to joining AB in 1996, he was a treasury manager in the Corporate Finance Group at AT&T. Wilensky holds a BS in business administration from Washington University and an MBA from the University of Chicago. He is a member of the New York Society of Security Analysts and a CFA charterholder. Location: New York

SHAWN KEEGAN -- PORTFOLIO MANAGER -- CREDIT

Shawn Keegan is a Senior Vice President and a member of the Credit portfolio-management team, focusing on US and global portfolios. He is also a member of both the US Multi-Sector and the Canada Fixed Income portfolio-management teams, where he specializes in credit. Keegan first joined AB in 1997 as a portfolio assistant. He then spent a year at Aladdin Capital as a trader before rejoining the firm in 2001 as part of the US Multi-Sector team. Keegan holds a BS in finance from Siena College. Location: New York


JUDITH A. DEVIVO -- SENIOR PORTFOLIO MANAGER -- INDEX STRATEGIES

Judith A. DeVivo is a Senior Vice President and Senior Portfolio Manager. She manages equity portfolios benchmarked to a variety of indices, including the S&P 500, S&P MidCap, MSCI EAFE, S&P SmallCap and Russell 2000, in addition to several customized accounts. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, she was head of portfolio administration for the firm. Location: New York

MICHAEL S. CANTER -- DIRECTOR -- US MULTI-SECTOR AND SECURITIZED ASSETS


Michael Canter is a Senior Vice President and Director of US Multi-Sector and Securitized Assets at AllianceBernstein (AB). He is also the Chief Investment Officer of AB's Securitized Assets Fund and the former CIO of the Recovery Asset Fund (ABRA-S) and the Legacy Securities (PPIP) Fund. In addition, Canter is Head of the Securitized Assets Research Group, which is responsible for the firm's investments in agency mortgage-backed securities (MBS), credit risk-transfer securities (CRT), non-agency residential mortgage-backed securities, commercial mortgage-backed securities and other asset-backed securities (ABS). He has particularly extensive expertise in residential mortgage credit. Canter has been called upon to give expert testimony to the US Senate Committee on Banking, Housing, and Urban Affairs in 2013 and the US House of Representatives Subcommittee on Housing and Insurance in 2017, on how US housing policy should be structured going forward. Prior to joining the firm, he was the president of ACE Principal Finance, a division of ACE Limited (now Chubb). There, Canter managed portfolios of credit default swaps, ABS, MBS and collateralized debt obligations. He is currently a board member of the Association of Mortgage Investors. Canter holds a BA in math and economics from Northwestern University and a PhD in finance from the Columbia University Graduate School of Business. Location: New York


BEN SKLAR -- PORTFOLIO MANAGER -- INDEX STRATEGIES


Ben Sklar joined AllianceBernstein in 2006 as an associate portfolio manager in the Blend Strategies Team, managing global equity portfolios for institutional clients. He joined the Index Strategies team in 2009 as a Portfolio Manager, and has focused on developing a suite of custom index, structured equity and systematic volatility-management strategies. He received a BA from Trinity College, Hartford, and a Masters of Business Administration in finance from New York University. Location: New York

JOHN H. FOGARTY, CFA -- PORTFOLIO MANAGER -- US GROWTH EQUITIES

John H. Fogarty is a Senior Vice President and Portfolio Manager for US Growth Equities, a position he has held since 2009. He rejoined the firm in 2006 as a fundamental research analyst covering consumer-discretionary stocks in the US, having previously spent nearly three years as a hedge fund manager at Dialectic Capital Management and Vardon Partners. Fogarty began his career at AB in 1988, performing quantitative research, and joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995. He became a portfolio manager in 1997. Fogarty holds a BA in history from Columbia University and is a CFA charterholder. Location: New York

----------------------------------------------------------------------------------------------------------------------------
                                     ALLIANCEBERNSTEIN COMMON STOCK FUND, SEPARATE ACCOUNT NO. 4 ("FUND")
                                                   ALLIANCEBERNSTEIN L.P. ("ADVISER")
                                                   INFORMATION AS OF DECEMBER 31, 2017
----------------------------------------------------------------------------------------------------------------------------
(a)(1) Portfolio     (a)(2) For each person identified in column (a)(1), (a)(3) For each of the categories in column (a)(2),
   manager(s) of        the number of other accounts of the Adviser         the number of accounts and the total
   the Adviser          managed by the person within each category          assets in the accounts with respect to
   named in the         below and the total assets in the accounts          which the advisory fee is based on the
   prospectus           managed within each category below                  performance of the account
                     -------------------------------------------------------------------------------------------------------
                       Registered         Other Pooled                     Registered         Other Pooled
                       Investment          Investment         Other        Investment          Investment         Other
                        Companies           Vehicles        Accounts        Companies           Vehicles        Accounts
                     -------------------------------------------------------------------------------------------------------
                      Number      Total   Number  Total   Number  Total   Number      Total   Number  Total   Number  Total
                        of        Assets    of    Assets    of    Assets    of        Assets    of    Assets    of    Assets
                     Accounts     ($MM)  Accounts ($MM)  Accounts ($MM)  Accounts     ($MM)  Accounts ($MM)  Accounts ($MM)
----------------------------------------------------------------------------------------------------------------------------
Judith A. DeVivo        26        23,797    34    6,451     98    33,394    --          --      1       41      27     610
----------------------------------------------------------------------------------------------------------------------------


Note: $MM means millions

For a description of any material conflicts, please see "Investment professional conflict of interest" later in the SAI.

For compensation information, please see "AllianceBernstein's compensation program" later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

--------------------------------------------------------------------------------------
                                     $10,001- $50,001- $100,001- $500,001-  OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
--------------------------------------------------------------------------------------
Judith A. DeVivo      X
--------------------------------------------------------------------------------------

The management of and investment decisions for the Fund's portfolio are made by AllianceBernstein's US Passive Team, which is responsible for management of all of AllianceBernstein's Passive accounts.

JUDITH A. DEVIVO -- SENIOR PORTFOLIO MANAGER -- INDEX STRATEGIES

Judith A. DeVivo is a Senior Vice President and Senior Portfolio Manager. She manages equity portfolios benchmarked to a variety of indices, including the S&P 500, S&P MidCap, MSCI EAFE, S&P SmallCap and Russell 2000, in addition to several customized accounts. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, she was head of portfolio administration for the firm. Location: New York


----------------------------------------------------------------------------------------------------------------------------
                          ALLIANCEBERNSTEIN MID CAP GROWTH FUND, SEPARATE ACCOUNT NO. 3 ("FUND")
                                            ALLIANCEBERNSTEIN L.P. ("ADVISER")
                                            INFORMATION AS OF DECEMBER 31, 2017
----------------------------------------------------------------------------------------------------------------------------
(a)(1)
   Portfolio
   manager(s) (a)(2) For each person identified in column (a)(1),
   of the        the number of other accounts of the                     (a)(3) For each of the categories in column
   Adviser       Adviser managed by the person within each                  (a)(2), the number of accounts and the
   named         category below and the total assets in the                 total assets in the accounts with respect
   in the        accounts managed within each category                      to which the advisory fee is based on the
   prospectus    below                                                      performance of the account
              --------------------------------------------------------------------------------------------------------------
                Registered            Other Pooled                         Registered         Other Pooled
                Investment             Investment            Other         Investment          Investment         Other
                 Companies              Vehicles           Accounts         Companies           Vehicles        Accounts
              --------------------------------------------------------------------------------------------------------------
               Number       Total     Number    Total    Number   Total   Number      Total   Number  Total   Number  Total
                 of         Assets      of      Assets     of     Assets    of        Assets    of    Assets    of    Assets
              Accounts      ($MM)    Accounts   ($MM)   Accounts  ($MM)  Accounts     ($MM)  Accounts ($MM)  Accounts ($MM)
----------------------------------------------------------------------------------------------------------------------------
  John H.
    Fogarty      22         10,993      14      4,129    2,923    2,645     --          --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------


Note: $MM means millions

For a description of any material conflicts, please see "Investment professional conflict of interest" later in the SAI.

For compensation information, please see "AllianceBernstein's compensation program" later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

--------------------------------------------------------------------------------------
                                     $10,001- $50,001- $100,001- $500,001-  OVER
 PORTFOLIO MANAGER   NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
--------------------------------------------------------------------------------------
John H. Fogarty       X
--------------------------------------------------------------------------------------

The management of and investment decisions for the Fund's portfolio are made by Mr. John H. Fogarty. Mr. Fogarty relies heavily on the fundamental research efforts of the firm's extensive internal research staff.


JOHN H. FOGARTY, CFA -- PORTFOLIO MANAGER -- US GROWTH EQUITIES

John H. Fogarty is a Senior Vice President and Portfolio Manager for US Growth Equities, a position he has held since 2009. He rejoined the firm in 2006 as a fundamental research analyst covering consumer-discretionary stocks in the US, having previously spent nearly three years as a hedge fund manager at Dialectic Capital Management and Vardon Partners. Fogarty began his career at AB in 1988, performing quantitative research, and joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995. He became a portfolio manager in 1997. Fogarty holds a BA in history from Columbia University and is a CFA charterholder. Location: New York

INVESTMENT PROFESSIONAL CONFLICT OF INTEREST DISCLOSURE

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

EMPLOYEE PERSONAL TRADING

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

MANAGING MULTIPLE ACCOUNTS FOR MULTIPLE CLIENTS

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

ALLOCATING INVESTMENT OPPORTUNITIES

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

PORTFOLIO MANAGER COMPENSATION

AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The program is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i)Fixed base salary: The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)Discretionary incentive compensation in the form of an annual cash bonus:
    AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/ her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any predetermined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

(iii)Discretionary incentive compensation in the form of awards under AllianceBernstein's Incentive Compensation Awards Plan (''deferred awards''): AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein's publicly traded units or deferred cash (the option to take an award in deferred cash is limited to a certain portion of the total award), vest over a four-year period. The awards are generally forfeited if the employee resigns to work for a competitor of AllianceBernstein.

CONTRIBUTIONS UNDER ALLIANCEBERNSTEIN'S PROFIT SHARING/401(K) PLAN

The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

DISTRIBUTION OF THE CONTRACTS


Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable, and certain of AXA Equitable's separate accounts, AXA Equitable paid AXA Advisors a fee of $0 in 2017, $0 in 2016 and $0 in 2015, respectively. AXA Equitable paid AXA Advisors as the distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts $521,468,953 in 2017, $542,160,541 in 2016 and $560,399,960
in 2015. Of these amounts, AXA Advisors retained $267,653,575, $281,641,950 and $285,764,982, respectively.


CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

JPMorgan Chase Bank, N.A. is the custodian for the shares of the Trusts owned by Separate Accounts No. 3, 4 and 10. There is no custodian for the shares of the Trusts owned by Separate Account No. 66.


The financial statements of each Separate Account at December 31, 2017 and for each of the two years in the period ended December 31, 2017, and the consolidated financial statements of AXA Equitable at December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

AXA EQUITABLE

We are managed by a Board of Directors which is elected by our shareholder(s). Our directors and certain of our executive officers and their principal occupations are as follows. Unless otherwise indicated, the following persons have been involved in the management of AXA Equitable and/or its affiliates in various executive positions during the last five years.


DIRECTORS AND PRINCIPAL OFFICERS


-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------

Thomas Buberl                          Mr. Buberl has been a director of AXA
AXA                                    Equitable since May 2016. Mr. Buberl
25, Avenue Matignon                    has served as Chief Executive Officer
75008 Paris, France                    of AXA since September 2016. From March
                                       2016 to August 2016, Mr. Buberl served
                                       as Deputy Chief Executive Officer of
                                       AXA. Prior thereto, Mr. Buberl served
                                       as Chief Executive Officer of AXA
                                       Konzern AG (May 2012 to March 2016),
                                       Chief Executive Officer for the global
                                       business line for the Health Business
                                       (March 2015 to March 2016) and Chief
                                       Executive Officer for the global
                                       business line for the Life and Savings
                                       Business (January 2016 to March 2016).
                                       From November 2008 to April 2012,
                                       Mr. Buberl served as Chief Executive
                                       Officer for Switzerland of Zurich
                                       Financial Services ("Zurich"). Prior to
                                       joining Zurich, Mr. Buberl held various
                                       management positions with Boston
                                       Consulting Group (February 2000 to
                                       October 2005) and Winterthur Group
                                       (November 2005 to October 2008).
                                       Mr. Buberl is also a director of AXA
                                       Financial and MONY America since May
                                       2016 and various other subsidiaries and
                                       affiliates of the AXA Group. He has
                                       been Chairman of the Board of Directors
                                       of AXA Financial, Inc. since February
                                       2017. Since November 2017, Mr. Buberl
                                       has served as Director and Chairman of
                                       the Board of AXA Equitable Holdings,
                                       Inc.
-------------------------------------------------------------------------------

George Stansfield                      Mr. Stansfield has been a Director of
AXA                                    AXA Equitable Life Insurance Company
25, Avenue Matignon                    and since May 2017. Mr. Stansfield has
75008 Paris, France                    served as Deputy Chief Executive
                                       Officer (since November 2017), Group
                                       General Secretary of AXA in charge of
                                       Human Resources, Public Affairs, Legal,
                                       Compliance, GIE AXA, Corporate Social
                                       Responsibility, the AXA Research Fund
                                       and AXA Liabilities Managers (since
                                       July 2016). Prior thereto,
                                       Mr. Stansfield served as a corporate
                                       attorney in the Legal Department
                                       specializing in merger and acquisition
                                       transactions involving financial
                                       institutions, securities law and
                                       general corporate matters of AXA
                                       Equitable Life Insurance Company based
                                       in New York (from 1985 to 1996).
                                       Mr. Stansfield served in AXA's Group
                                       Legal Department in Paris in 1996.
                                       Mr. Stansfield served as Head of Group
                                       Human Resources since 2010 and Group
                                       General Counsel since 2004.
                                       Mr. Stansfield has serves as a member
                                       of AXA Group's Management Committee
                                       since July 2016. Mr. Stansfield has
                                       served as Chairman of the Supervisory
                                       Board of GIE AXA, AXA Liabilities
                                       Managers and Kamet and a Director or
                                       Member of the Management Committee of
                                       AXA Life Insurance Co., Ltd. (Japan)
                                       and AXA ASIA. Mr. Stansfield serves as
                                       a permanent repesentative of AXA to the
                                       board of AXA Millesimes Finance,
                                       Chateau Petit Village, Chateau Pichon
                                       Longueville, SCI de L'Arlot and Societe
                                       Belle Helene. Mr. Stansfield also
                                       serves as Chairman of the Management
                                       Committee of AXA Strategic Ventures,
                                       and is a Trustee of American Library of
                                       Paris. Mr. Stansfield is also a
                                       director of AXA Financial and MONY
                                       America since May 2017. He also serves
                                       as Director of AXA Equitable Holdings,
                                       Inc. since November 2017)
-------------------------------------------------------------------------------

Ramon de Oliveira                      Director of AXA Financial, AXA
Investment Audit Practice, LLC         Equitable and MONY America since May
70 South Fifth Street                  2011. Director of MONY Life (May 2011
Park Ridge, NJ 07656                   to September 2013). Since April 2010,
                                       Mr. de Oliveira has been a member of
                                       AXA's Board of Directors, where he
                                       serves on the Finance Committee (Chair)
                                       and Audit Committee, and from April
                                       2009 to April 2010, he was a member
                                       AXA's Supervisory Board. He is
                                       currently the Managing Director of the
                                       consulting firm Investment Audit
                                       Practice, LLC, based in New York.
                                       Director and member of Executive
                                       Committee, AllianceBernstein
                                       Corporation (since May 2017). From 2002
                                       and 2006, Mr. de Oliveira was Adjunct
                                       Professor of Finance at Columbia
                                       University. Prior thereto, starting in
                                       1977, he spent 24 years at JP Morgan &
                                       Co. where he was Chairman and Chief
                                       Executive Officer of JP Morgan
                                       Investment Management and was also a
                                       member of the firm's Management
                                       Committee since its inception in 1995.
                                       Upon the merger with Chase Manhattan
                                       Bank in 2001, Mr. de Oliveira was the
                                       only executive from JP Morgan & Co.
                                       asked to join the Executive Committee
                                       of the new firm with operating
                                       responsibilities. Mr. de Oliveira is
                                       currently the Chairman of the
                                       Investment Committee of Fonds de
                                       Dotation du Louvre (since 2009) and
                                       JACCAR Holdings SA (2011). Previously,
                                       he served as a Director of JP Morgan
                                       Suisse, American Century Company, Inc.,
                                       SunGard Data Systems, The Hartford
                                       Insurance Company, Tattinger-Kobrand
                                       USA, Quilvest SA and L'Atelier. Mr. de
                                       Oliveira also formerly served as a
                                       Trustee and Chairman of the Investment
                                       Committee of The Kauffman Foundation, a
                                       Member of the Investment Committee of
                                       The Red Cross and the Chairman of the
                                       Board of Friends of Education.
-------------------------------------------------------------------------------

DIRECTORS AND PRINCIPAL OFFICERS
(CONTINUED)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------

Daniel G. Kaye                         Mr. Kaye has been a Director of AXA
767 Quail Run                          Equitable since September 2015. From
Inverness, IL 60067                    January 2013 to May 2014, Mr. Kaye
                                       served as Interim Chief Financial
                                       Officer and Treasurer of HealthEast
                                       Care System ("HealthEast"). Prior to
                                       joining HealthEast, Mr. Kaye spent 35
                                       years with Ernst & Young LLP
                                       ("Ernst & Young") from which he retired
                                       in 2012. Throughout his time at Ernst &
                                       Young, where he was an audit partner
                                       for 25 years, Mr. Kaye enjoyed a track
                                       record of increasing leadership and
                                       responsibilities, including serving as
                                       the New England Managing Partner and
                                       the Midwest Managing Partner of
                                       Assurance. Mr. Kaye is a member of the
                                       Board of Directors of Ferrellgas
                                       Partners L.P. ("Ferrellgas"), where he
                                       serves on the Audit Committee and
                                       Corporate Governance and Nominating
                                       Committee (Chair). Mr. Kaye is a
                                       Certified Public Accountant and
                                       National Association of Corporate
                                       Directors (NACD) Board Leadership
                                       Fellow. Mr. Kaye is also a director of
                                       AXA Financial and MLOA since September
                                       2015. Director, Chair of Audit
                                       Committee and member of Compensation
                                       Committee, AllianceBernstein
                                       Corporation (since May 2017).
-------------------------------------------------------------------------------

Kristi A. Matus                        Ms. Matus has been a Director of AXA
380 Beacon St., #2                     Equitable since September 2015.
Boston, MA 02116                       Ms. Matus formerly served as Executive
                                       Vice President and Chief Financial &
                                       Administrative Officer of athenahealth,
                                       Inc. ("athenahealth") from July 2014 to
                                       May 2016. Prior to joining
                                       athenahealth, Ms. Matus served as
                                       Executive Vice President and Head of
                                       Government Services of Aetna, Inc.
                                       ("Aetna") from February 2012 to July
                                       2013. Prior to Aetna, she held several
                                       senior leadership roles at United
                                       Services Automobile Association
                                       ("USAA"), including Executive Vice
                                       President and Chief Financial Officer
                                       from 2008 to 2012. She began her career
                                       at the Aid Association for Lutherans,
                                       where she held various financial and
                                       operational roles for over a decade.
                                       Ms. Matus is also a director of AXA
                                       Financial and MLOA since September 2015.
-------------------------------------------------------------------------------

Chard C. Vaughan                       Director of AXA Financial, AXA
764 Lynnmore Lane                      Equitable and MONY America since May
Naples, FL 34108                       2010. Director of MONY Life (May 2010
                                       to September 2013). Executive Vice
                                       President and Chief Financial Officer
                                       of Lincoln Financial Group (1995 to May
                                       2005); prior thereto, Chief Financial
                                       Officer (June 1992 to 1995); Senior
                                       Vice President and Chief Financial
                                       Officer of Employee Benefits Division
                                       (July 1990 to 1995). Member of the
                                       Board of Directors of MBIA, Inc,
                                       serving on the Audit Committee, the
                                       Executive Committee and the Finance and
                                       Risk Committee (Chair).
-------------------------------------------------------------------------------

Barbara Fallon-Walsh                   Director of AXA Financial, AXA
1670 Stephens Drive                    Equitable and MONY America since May
Wayne, PA 19087                        2012. Director of MONY Life (May 2012
                                       to September 2013). Director, Audit
                                       Committee member and Chair of both
                                       Compensation Committee and Corporate
                                       Governance Committee, AllianceBernstein
                                       Corporation (since May 2017).
                                       Ms. Fallon-Walsh was with The Vanguard
                                       Group, Inc. ("Vanguard") from 1995
                                       until her retirement in 2012, where she
                                       held several executive positions,
                                       including Head of Institutional
                                       Retirement Plan Services from 2006
                                       through 2011. Ms. Fallon-Walsh started
                                       her career at Security Pacific
                                       Corporation in 1979 and held a number
                                       of senior and executive positions with
                                       the company, which merged with Bank of
                                       America in 1992. From 1992 until
                                       joining Vanguard in 1995,
                                       Ms. Fallon-Walsh served as Executive
                                       Vice President, Bay Area Region and Los
                                       Angeles Gold Coast Region for Bank of
                                       America. Ms. Fallon-Walsh is currently
                                       a member of the Board of Directors of
                                       AXA Investment Managers S.A. ("AXA
                                       IM"), where she serves on the Audit and
                                       Risk Committee and the Remuneration
                                       Committee, and of AXA Rosenberg Group
                                       LLC. Ms. Fallon-Walsh has been a member
                                       of the Main Line Chamber of Commerce
                                       Board of Directors and Executive
                                       Committee, the Business and Advisory
                                       Council for Widener University and
                                       served on the Board of Trustees and
                                       Executive Committee of the Employee
                                       Benefit Research Institute in
                                       Washington, DC.
-------------------------------------------------------------------------------

Bertram L. Scott                       Director of AXA Financial, AXA
Novant Health, Inc.                    Equitable and MONY America since May
108 Providence Road                    2012. Director of MONY Life (May 2012
Charlotte, NC 28207                    to September 2013). Mr. Scott is Senior
                                       Vice President of population health
                                       management of Novant Health, Inc. since
                                       February 2015. From November 2012 to
                                       December 2014, he served as President
                                       and Chief Executive Officer of Affinity
                                       Health Plan. Prior to joining Affinity,
                                       Mr. Scott served as President, U.S.
                                       Commercial of CIGNA Corporation from
                                       June 2010 to December 2011, with
                                       executive responsibilities for U.S.
                                       products, marketing, national accounts,
                                       underwriting and for regional,
                                       individual, select and senior segments.
                                       Prior to joining CIGNA, Mr. Scott
                                       served as Executive Vice President and
                                       Chief Institutional Development & Sales
                                       Officer at TIAA-CREF, a leading
                                       provider of retirement services in the
                                       academic, research, medical and
                                       cultural fields. Mr. Scott is a member
                                       of the Board of Directors of Becton,
                                       Dickinson and Company, where he serves
                                       on the Audit Committee (Chair) as
                                       Chairman and Compensation and Benefits
                                       Committee. He is a Director of Lowe's
                                       Companies, Inc., where he serves on the
                                       Audit Committee and Governance
                                       Committee (since November 2015).
-------------------------------------------------------------------------------

DIRECTORS AND PRINCIPAL OFFICERS
(CONTINUED)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                                         BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS     YEARS
----------------------------------------------------------------------------------

Charles G.T. Stonehill                   Mr. Stonehill has been a Director of
Founding Partner                         AXA Equitable Life Insurance Company
Green & Blue Advisors                    since November 2017. He is currently
285 Central Park West                    the Founding Partner of Green & Blue
New York, NY 10024                       Advisors LLC, based in New York.
                                         Mr. Stonehill serves as non-executive
                                         Vice Chairman of the Board of Directors
                                         of Julius Baer Group Ltd. and as a
                                         Member of the Board of Directors of
                                         CommonBond LLC in New York and of
                                         PlayMagnus A/S in Oslo (the company
                                         which represents the World Chess
                                         champion Magnus Carlsen's online,
                                         digital and business interests).
                                         Mr. Stonehill has over 30 years'
                                         experience in energy markets,
                                         investment banking and capital markets,
                                         including key positions at Lazard
                                         Freres & Co. LLC, Credit Suisse First
                                         Boston and Morgan Stanley & Co.
                                         Mr. Stonehill currently serves as a
                                         non-executive Director of CommonBond
                                         LLC, a marketplace lender originating
                                         student loans. Mr. Stonehill has been a
                                         Director of Bank Julius Baer & Co. Ltd.
                                         since 2006. Mr. Stonehill has
                                         represented as a Board Member many
                                         financial services companies, including
                                         as an independent Director of GAM
                                         Holding AG, the LCH Group Ltd. (LCH
                                         Clearnet), and of Lazard & Co.,
                                         Limited, among other companies.
                                         Mr. Stonehill serves as Governor of the
                                         Harrow School in the United Kingdom and
                                         a trustee of the Georg Solti Accademia.
                                         Mr. Stonehill is also a director of AXA
                                         Financial and MONY America since
                                         November 2017.
----------------------------------------------------------------------------------
OFFICERS -- DIRECTORS
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                                         BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS     YEARS
----------------------------------------------------------------------------------

Mark Pearson                             Director (since January 2011),
                                         President and Chief Executive Officer
                                         (since February 2011), AXA Financial.
                                         Chairman of the Board and Chief
                                         Executive Officer (since February 2011)
                                         and Director (since January 2011), AXA
                                         Equitable, AXA Equitable Financial
                                         Services, LLC and MONY America.
                                         Director, Chairman of the Board and
                                         Chief Executive Officer of MONY Life
                                         (February 2011 to September 2013).
                                         Member of AXA's Management and
                                         Executive Committees (since 2008).
                                         Director (since January 2011),
                                         President (since February 2011) and
                                         Chief Executive Officer (since November
                                         2017), AXA Equitable Holdings, Inc.
                                         (formerly known as AXA America
                                         Holdings, Inc.) (since January 2011).
                                         Director, AllianceBernstein Corporation
                                         (since February 2011).
----------------------------------------------------------------------------------
OTHER OFFICERS
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                                         BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS     YEARS
----------------------------------------------------------------------------------

Marine de Boucaud                        Marine de Boucaud is Senior Executive
                                         Director and Chief Human Resources
                                         Officer for AXA Equitable Life
                                         Insurance Company and a member of the
                                         company's Executive Committee. She is
                                         also Senior Executive Vice President
                                         and Chief Human Resources Officer of
                                         MONY America.

                                         Ms. de Boucaud has over 20 years of
                                         experience as a Human Resources
                                         professional. Prior to her role as
                                         Chief Human Resources officer, Ms. de
                                         Boucaud held a similar role as Human
                                         Resources Director of AXA France,
                                         beginning in 2012, where she was the
                                         first woman to serve on AXA France's
                                         Executive Committee. She began her AXA
                                         career in 2010 as head of Talent
                                         Management.

                                         Among her many accomplishments, Marine
                                         contributed to the digital
                                         transformation initiated by AXA
                                         France's CEO and launched the first
                                         Employee Resource Group (ERG) for women
                                         across multiple AXA entities in France.
                                         She believes in shifting from classic
                                         training techniques to digital ones,
                                         including the use of "gamification,"
                                         which enables faster and more
                                         interactive ways of learning. She
                                         piloted the practice of feedback to
                                         drive culture change and development,
                                         and she was among the pioneers behind
                                         the popular Do You Speak Digital
                                         platform.

                                         Ms. de Boucaud began her career in
                                         finance at BNP Paribas (Banexi) in
                                         Frankfurt, Germany, as a Mergers and
                                         Acquisitions Analyst. In 1993, she
                                         joined Jouve & Associes, a Paris-based
                                         international boutique search firm
                                         before joining Korn/Ferry
                                         International, where she spent over 10
                                         years between New York and Paris as a
                                         Partner in the Technology and Life
                                         Sciences Practices. She later held a
                                         position with leading executive search
                                         firm Spencer Stuart.
----------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------

Brian Winikoff                         Brian Winikoff is Senior Executive Vice
                                       President and Head of U.S. Life,
                                       Retirement and Wealth Management for
                                       AXA Financial, Inc. and MONY America
                                       since September 2016. He is also Senior
                                       Executive Director and Head of U.S.
                                       Life, Retirement, Wealth Management for
                                       AXA Equitable and AXA Equitable
                                       Financial Services, LLC since September
                                       2016 and a member of the company's
                                       Executive Committee. He is Director,
                                       Chairman of the Board, Chief Executive
                                       Officer and Chief Retirement Savings
                                       Officer for AXA Distributors, LLC since
                                       July 2016; Director for both AXA
                                       Advisors, LLC and AXA Distribution
                                       Holding Corporation since July 2016;
                                       Director and Member of Audit Committee
                                       for both AXA Equitable Life and Annuity
                                       Company and U.S. Financial Life
                                       Insurance Company since July 2016.

                                       Prior to joining AXA in 2016,
                                       Mr. Winikoff served as President and
                                       CEO of Crump Life Insurance Services,
                                       the leading independent distributor of
                                       life insurance and related products in
                                       the United States. Previously, he
                                       served as Chief Financial Officer of
                                       Crump Group, Inc., which held three
                                       businesses: Crump Life Insurance
                                       Services, Crump Property and Casualty
                                       Insurance Services (a leading P&C
                                       wholesale broker) and Ascensus (a
                                       leading retirement plan administrator).
                                       Brian joined Crump's predecessor in
                                       2002 as the head of the investor
                                       relations, financial planning, and
                                       strategic initiatives groups.

                                       Prior to joining Crump, Mr. Winikoff
                                       served in a variety of senior
                                       management positons at Hughes
                                       Electronics and Loudcloud, Inc., after
                                       beginning his career as an investment
                                       banker with Salomon Brothers, Inc.
-------------------------------------------------------------------------------

Andrea M. Nitzan                       Executive Director, Chief Accounting
                                       Officer (since December 2012) and
                                       Controller (since November 2014), AXA
                                       Equitable Financial Services, LLC and
                                       AXA Equitable; prior thereto, Senior
                                       Vice President (May 2008 to December
                                       2012); Assistant Vice President and
                                       Chief of Staff (1996 to May 2008).
                                       Executive Vice President, Chief
                                       Accounting Officer and Controller
                                       (since November 2014), AXA Financial
                                       and MONY America (since September
                                       2011). Executive Vice President, Chief
                                       Accounting Officer and Controller
                                       (since November 2017), AXA Equitable
                                       Holdings, Inc. (formerly known as AXA
                                       America Holdings, Inc.) Executive Vice
                                       President, Chief Accounting Officer and
                                       Controller (since January 2018), EQ AZ
                                       Life Re Company. Executive Vice
                                       President and Chief Accounting Officer,
                                       MONY Life (September 2011 to September
                                       2013).
-------------------------------------------------------------------------------

Dave S. Hattem                         Senior Executive Director, Secretary
                                       (since March 2018) and General Counsel
                                       (December 2012 to present); prior
                                       thereto, Senior Vice President
                                       (September 1999 to December 2012) and
                                       General Counsel (February 2010 to
                                       present) of AXA Equitable and AXA
                                       Equitable Financial Services, LLC;
                                       prior thereto, Senior Vice President
                                       (September 1999 to present) and Deputy
                                       General Counsel (May 2004 to February
                                       2010), Associate General Counsel
                                       (September 1999 to May 2004). Senior
                                       Executive Vice President (since May
                                       2013), Secretary (since March 2018) &
                                       General Counsel (since May 2010), AXA
                                       Financial, Inc.; prior thereto,
                                       Executive Vice President May 2012 to
                                       May 2013) and General Counsel (since
                                       May 2010); Senior Vice President
                                       (September 2008 to May 2012) and
                                       General Counsel (May 2010 to present);
                                       Senior Vice President and Deputy
                                       General Counsel (September 2008 to May
                                       2010). Senior Executive Director (since
                                       December 2012) and General Counsel
                                       (since February 2010), MONY America;
                                       prior thereto, Executive Vice President
                                       (May 2012 to December 2012) and General
                                       Counsel (since February 2010).
                                       Executive Senior Vice President and
                                       Deputy General Counsel of MONY Life
                                       (December 2012 to September 2013; held
                                       previous positions). Executive Vice
                                       President (since July 2012) and General
                                       Counsel (since December 2010), AXA
                                       Equitable Life and Annuity Company.
                                       Executive Vice President (since June
                                       2012) and General Counsel (since
                                       December 2010), MONY Financial
                                       Services, Inc. Senior Executive Vice
                                       President and General Counsel (since
                                       November 2017), AXA Equitable Holdings,
                                       Inc. Chair of Directors of Life
                                       Insurance Council of New York, Inc.
-------------------------------------------------------------------------------

Jeffrey J. Hurd                        Senior Executive Director and Chief
                                       Operating Officer (since January 2018),
                                       AXA Equitable Financial Services, LLC
                                       and AXA Equitable. Senior Executive
                                       Vice President and Chief Operating
                                       Officer, AXA Financial, Inc., MONY
                                       America and AXA Equitable Holdings,
                                       Inc. (since January 2018). Executive
                                       Vice President and Chief Operating
                                       Officer (2016 to September 2017),
                                       American International Group (AIG);
                                       prior thereto, Executive Vice President
                                       and Chief Human Resources Officer
                                       (January 2010 -- 2016); Senior Vice
                                       President, Chief Administration Officer
                                       (April 2009 -- January 2010; Senior
                                       Vice President, Head of Asset
                                       Management Restructuring (January 2009
                                       -- January 2010).
-------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------

Anthony F. Recine                      Senior Vice President and Auditor
                                       (since September 2016); prior thereto,
                                       Senior Vice President, Chief Compliance
                                       Officer (February 2005 to September
                                       2016) and Deputy General Counsel
                                       (February 2010 to September 2016) of
                                       MONY America. Managing Director and
                                       Chief Auditor (since September 2016);
                                       prior thereto, Managing Director, Chief
                                       Compliance Officer and Deputy General
                                       Counsel (December 2012 to September
                                       2016), AXA Equitable and AXA Equitable
                                       Financial Services, LLC; prior thereto,
                                       Senior Vice President (February 2005 to
                                       September 2016). Chief Compliance
                                       Officer (February 2005 to September
                                       2016) and Deputy General Counsel
                                       (February 2010 to September 2016);
                                       prior thereto, Senior Vice President,
                                       Chief Compliance Officer and Associate
                                       General Counsel (February 2005 to
                                       February 2010). Senior Vice President,
                                       Chief Compliance Officer and Deputy
                                       General Counsel, AXA Financial (since
                                       May 2010). Vice President, Deputy
                                       General Counsel and Chief Litigation
                                       Counsel (2000 to February 2005) of The
                                       MONY Group, Inc.; prior thereto, Vice
                                       President and Chief Litigation Counsel
                                       (1990 to 2000). Senior Vice President,
                                       Chief Compliance Officer (February 2005
                                       to September 2013) and Deputy General
                                       Counsel (February 2010 to September
                                       2013) of MONY Life.
-------------------------------------------------------------------------------

Anders B. Malmstrom                    Senior Executive Vice President and
                                       Chief Financial Officer (since June
                                       2012), AXA Financial, Inc. and MONY
                                       America. Senior Executive Director and
                                       Chief Financial Officer, AXA Equitable
                                       (since December 2012); prior thereto,
                                       Senior Executive Vice President and
                                       Chief Financial Officer (June 2012 to
                                       December 2012). Director (since July
                                       2012), Senior Executive Director and
                                       Chief Financial Officer (since June
                                       2012), AXA Equitable Financial
                                       Services, LLC. Director (since
                                       July 2012), 1740 Advisers, Inc.
                                       Director, Chairman of the Board,
                                       President and Chief Executive Officer
                                       (since July 2012), ACMC, LLC. Director
                                       (July 2012), AXA Advisors, LLC. Senior
                                       Executive Vice President (since July
                                       2012) and Chief Financial Officer
                                       (since November 2017), AXA Equitable
                                       Holdings, Inc. (formerly known as AXA
                                       America Holdings, Inc.). Director and
                                       Chairman of the Board; Member of the
                                       Audit Committee (since July 2012), AXA
                                       Corporate Solutions Life Reinsurance
                                       Company. Director, AllianceBernstein
                                       Corporation (since May 2017). Director,
                                       Chairman of the Board and Chief
                                       Executive Officer (since July 2012),
                                       AXA Distribution Holding Corporation.
                                       Director (since July 2012) and Chairman
                                       of the Board (since August 2012);
                                       Member of the Audit Committee
                                       (Chairman) (since July), AXA Equitable
                                       Life and Annuity Company. Director and
                                       Chairman of the Board (since July
                                       2012), AXA RE Arizona Company. Director
                                       and Chairman of the Board (since
                                       January 2018), EQ AZ Life Re Company.
                                       Director, Chairman of the Board and
                                       Chief Executive Officer (since July
                                       2012), Financial Marketing Agency, Inc.
                                       Director (since July 2012), Chairman of
                                       the Board, President and Chief
                                       Executive Officer (since August 2012),
                                       MONY Financial Services, Inc. Director
                                       (since July 2012), MONY Financial
                                       Resources of the Americas Limited.
                                       Director (since July 2012), MONY
                                       International Holdings, LLC. Director
                                       (since December 2013), 1740 Advisors,
                                       Inc. Director (since September 2012),
                                       MONY Life Insurance Company of the
                                       Americas, Ltd. Director and Chairman of
                                       the Board; Member of the Audit
                                       Committee (Chairman) (since July 2012),
                                       U.S. Financial Life Insurance Company.
                                       Senior Executive Vice President and
                                       Chief Financial Officer, MONY Life
                                       (June 2012 to September 2013). Director
                                       and Chairman of the Board, CS Life Re
                                       Company (since November 2014).
                                       Director, AXA Strategic Ventures US,
                                       LLC (December 2014 to July 2016).
-------------------------------------------------------------------------------

Joshua E. Braverman                    Senior Executive Director (since
                                       December 2012), AXA Equitable and AXA
                                       Equitable Financial Services; prior
                                       thereto, Executive Vice President and
                                       Treasurer (September 2012 to
                                       September 20172),; prior thereto,
                                       Senior Vice President, Head of
                                       Derivatives (September 2009 to
                                       September 2012). Senior Executive Vice
                                       President (since May 2013) and
                                       Treasurer (from September 2012 --
                                       September 2017), AXA Financial, Inc.
                                       and MONY America; prior thereto,
                                       Executive Vice President and Treasurer
                                       (September 2012 to May 2013). Executive
                                       Vice President (since September 2012)
                                       and Treasurer, MONY Life (September
                                       2012 to September 2017). Director,
                                       Executive Vice President, Chief
                                       Financial Officer and Treasurer and
                                       Member of the Audit Committee (since
                                       September 2012), AXA Equitable Life and
                                       Annuity Company. Director, Executive
                                       Vice President, Chief Financial Officer
                                       and Treasurer and Member of the Audit
                                       Committee (since September 2012), U.S.
                                       Financial Life Insurance Company.
                                       Director, President, and Chief
                                       Executive Officer and Chairman of the
                                       Audit Committee (since September 2012),
                                       AXA Corporate Solutions Life
                                       Reinsurance Company. Director and
                                       Chairman of the Board (since
-------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------

Joshua E. Braverman (cont.)            September 2012), Equitable Casualty
                                       Insurance Company. Director, President
                                       and Chief Executive Officer (since
                                       September 2012), AXA RE Arizona
                                       Company. Director, President and Chief
                                       Executive Officer (since January 2018),
                                       EQ AZ Life Re Company. Director,
                                       President and Chief Financial Officer
                                       (since September 2012), AXA
                                       Distribution Holding Corporation.
                                       Director and President, MONY Life
                                       Insurance Company of the Americas
                                       Limited (since September 2012).
                                       Director, President and Treasurer
                                       (since September 2012), MONY
                                       International Holdings, LLC. Director,
                                       President and Treasurer (since
                                       September 2012), MBT, Ltd. Director,
                                       Chairman, President and Treasurer
                                       (since September 2012), MONY Financial
                                       Resources of the Americas Limited.
                                       Director, Executive Vice President,
                                       Chief Financial Officer and Treasurer
                                       (since September 2012), MONY Financial
                                       Services, Inc. Executive Vice President
                                       and Treasurer (since September 2012),
                                       1740 Advisors, Inc. Director, President
                                       and Chief Executive Officer, CS Life Re
                                       Company (since November 2014).
                                       Executive Vice President (since October
                                       2017), AXA Equitable Holdings, Inc.
                                       (formerly known as AXA America
                                       Holdings, Inc.) Director, President and
                                       Chief Executive Officer (since
                                       September 2012), AXA RE Arizona
                                       Company. Director, President and Chief
                                       Executive Officer (since January 2018),
                                       EQ AZ Life Re Company.
-------------------------------------------------------------------------------

Michael B. Healy                       Senior Executive Director and Chief
                                       Information Officer since February
                                       2017, AXA Equitable and AXA Equitable
                                       Financial Services; prior thereto,
                                       Executive Director (December 2012 to
                                       February 2017) and Chief Information
                                       Officer (since May 2011); Executive
                                       Vice President (May 2011 to December
                                       2012) and Chief Information Officer
                                       (since May 2011); Senior Vice President
                                       and Chief Information Officer
                                       (September 2010 to May 2011); Senior
                                       Vice President (September 2009 to
                                       November 2010). Currently, Senior
                                       Executive Vice President and Chief
                                       Information Officer (since February
                                       2017), AXA Financial and MONY America;
                                       prior thereto, Executive Vice President
                                       and Chief Information Officer (May 2011
                                       to February 2017), AXA Financial and
                                       MONY America; prior thereto, Senior
                                       Vice President and Chief Information
                                       Officer (November 2010 to May 2011);
                                       Senior Vice President (September 2009
                                       to November 2010). Executive Vice
                                       President and Chief Information Officer
                                       (May 2011 to September 2013), MONY
                                       Life; prior thereto, Senior Vice
                                       President and Chief Information Officer
                                       (November 2010 to May 2011); Senior
                                       Vice President (September 2009 to
                                       November 2010).
-------------------------------------------------------------------------------

Keith E. Floman                        Managing Director and Chief Actuary,
                                       AXA Equitable and AXA Equitable
                                       Financial Services (since December
                                       2012); prior thereto, Senior Vice
                                       President and Actuary (November 2008 to
                                       December 2012), Vice President and
                                       Senior Actuary (August 2006 to November
                                       2008). Senior Vice President and
                                       Actuary, MONY America (since November
                                       2008); prior thereto, Vice President
                                       and Senior Actuary (August 2006 to
                                       November 2008). Senior Vice President
                                       and Actuary, MONY Life (November 2008
                                       to September 2013); prior thereto, Vice
                                       President and Senior Actuary (August
                                       2006 to November 2008). Senior Vice
                                       President and Actuary, AXA Equitable
                                       Life and Annuity Company (since
                                       December 2008). Senior Vice President
                                       and Actuary (since January 2009) and
                                       Appointed Actuary (since May 2008),
                                       U.S. Financial Life Insurance Company.
                                       Senior Vice President, AXA Corporate
                                       Solutions Life Reinsurance Company
                                       (since July 2007). Director, Executive
                                       Vice President and Chief Financial
                                       Officer, AXA RE Arizona Company (since
                                       May 2013). Director and Chief Risk
                                       Officer (since January 2018), EQ AZ
                                       Life Re Company. Director, Financial
                                       Marketing Agency, Inc. (since May 2013).
-------------------------------------------------------------------------------

Kevin Molloy                           Senior Executive Vice President, AXA
                                       Financial and MONY America (since May
                                       2013). Senior Executive Director, AXA
                                       Equitable and AXA Equitable Financial
                                       Services (since May 2013). Director and
                                       Member of Audit Committee (since April
                                       2011), AXA Corporate Solutions Life
                                       Reinsurance Company (since March 2011).
                                       Senior Vice President (since October
                                       2014), AXA Distributors, LLC. Director
                                       and Member of Audit Committee (since
                                       March 2017), AXA Equitable Life and
                                       Annuity Company. Director (since March
                                       2017), CS Life RE Company. Director and
                                       Member of Audit Committee (since March
                                       2017), U.S. Financial Life Insurance
                                       Company.
-------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------

Jurgen Schwering                       Senior Vice President and Chief Risk
                                       Officer, AXA Financial, Inc. and MONY
                                       America (since November 2015); prior
                                       thereto, Senior Executive Vice
                                       President and Chief Risk Officer
                                       (February 2014 to November 2015).
                                       Managing Director and Chief Risk
                                       Officer, AXA Equitable and AXA
                                       Equitable Financial Services (since
                                       November 2015); prior thereto, Senior
                                       Executive Director and Chief Risk
                                       Officer (February 2014 to November
                                       2015). Senior Vice President
                                       (since January 2018), EQ AZ Life Re
                                       Company. Senior Vice President (since
                                       October 2017) and Chief Risk Officer
                                       (since February 2016), AXA Corporate
                                       Solutions Life Reinsurance Company.
                                       Executive Vice President and Chief Risk
                                       Officer (since April 2014), AXA RE
                                       Arizona Company. Executive Vice
                                       President and Chief Risk Officer (since
                                       June 2014). CS Life RE Company. Senior
                                       Vice President and Chief Risk Officer
                                       (since December 2016), U.S. Financial
                                       Life Insurance Company. Senior Vice
                                       President and Chief Risk Officer (since
                                       December 2016), AXA Equitable Life and
                                       Annuity Company. Member of the Board
                                       and Head of the Health Insurance, AXA
                                       Konzern AG (October 2012 to February
                                       2014).
-------------------------------------------------------------------------------

Robin M. Raju                          Senior Vice President and Treasurer,
                                       AXA Financial, Inc. (since September
                                       2017). Managing Director (since
                                       February 2015), AXA Equitable and AXA
                                       Equitable Financial Services. Senior
                                       Vice President and Treasurer (since
                                       October 2017), AXA Equitable Holdings,
                                       Inc. (formerly known as AXA America
                                       Holdings, Inc.). Director (since May
                                       2015), AXA Strategic Ventures
                                       Corporation. Senior Vice President
                                       (since February 2015), MONY America.
                                       Director (since April 2014) and Senior
                                       Vice President and Business Chief
                                       Financial Officer (since December
                                       2015), PlanConnect, LLC. Chief
                                       Financial Officer (since July 2015),
                                       Separate Account 166, LLC.
-------------------------------------------------------------------------------

Yun ("Julia") Zhang                    Vice President and Assistant Treasurer
                                       (since September 2014), AXA Financial,
                                       Inc. and MONY America (since September
                                       2017). Lead Director and Treasurer
                                       (since September 2017), AXA Equitable
                                       and AXA Equitable Financial Services
                                       (since September 2017). Vice President
                                       and Assistant Treasurer (since October
                                       2014, AXA Equitable Holdings, Inc.
                                       (formerly known as AXA America
                                       Holdings, Inc.); Vice President, Chief
                                       Financial Officer and Treasurer (since
                                       January 2018), EQ AZ Life Re Company.
                                       Vice President and Treasurer (since May
                                       2015), 1740 Advisers, Inc. Treasurer
                                       (since July 2015), Separate Account
                                       155, LLC. Treasurer (since October
                                       2014), J.M.R. Realty Services, Inc.
                                       Assistant Treasurer (since November
                                       2014), MONY Financial Resources of the
                                       Americas Limited. Vice President and
                                       Assistant Treasurer (since October
                                       2014), MBT Ltd. Vice President and
                                       Assistant Treasurer (since October
                                       2014), MONY International Holdings,
                                       LLC. Vice President and Assistant
                                       Treasurer (since October 2014), U.S.
                                       Financial Life Insurance Company. Vice
                                       President, Chief Financial Officer and
                                       Treasurer (since January 2018), EQ AZ
                                       Life Re Company. Treasurer (since
                                       October 2014), Equitable Structured
                                       Settlement Corp.

                                       Since October 2014, Vice President and
                                       Treasurer, 1285 Holdings, LLC, 787
                                       Holdings, LLC, ACMC, LLC, AXA Advisors,
                                       LLC, AXA Corporate Solutions Life
                                       Reinsurance Company, AXA Distribution
                                       Holding Corporation, AXA Network of
                                       Puerto Rico, Inc., AXA Network, LLC,
                                       AXA RE Arizona Company, CS Life RE
                                       Company, Equitable Casualty Insurance
                                       Company, Financial Marketing Agency,
                                       Inc., MONY Financial Services, Inc.,
                                       MONY Life Insurance Company of the
                                       Americas, Ltd., PlanConnect, LLC.
-------------------------------------------------------------------------------

Steven M. Joenk                        Senior Vice President and Chief
                                       Investment Officer, AXA Financial, Inc.
                                       and MONY America (since March 2017).
                                       Managing Director and Chief Investment
                                       Officer, AXA Equitable and AXA
                                       Equitable Financial Services (since
                                       March 2017). Director and President
                                       (since July 2004), 1740 Advisers, Inc.
                                       Director, Chairman of the Board,
                                       President and Chief Executive Officer
                                       (since February 2011), AXA Equitable
                                       Funds Management Group, LLC. Director
                                       (since January 2005), MONY Financial
                                       Resources of the Americas Limited.
                                       Senior Vice President and Chief
                                       Investment Officer (since April 2017).
                                       MONY Financial Services, Inc.; Director
                                       (since September 2012), MONY
                                       International Holdings, LLC. Senior
                                       Vice President and Chief Investment
                                       Officer (since April 2017),
                                       PlanConnect, LLC. Director (since May
                                       2017), ICI Mutual Insurance.
-------------------------------------------------------------------------------

                       Retirement Investment Account(R)

--------------------------------------------------------------------------------

SEPARATE ACCOUNTS UNITS OF INTEREST
UNDER GROUP ANNUITY CONTRACTS

                                     FUNDS

--------------------------------------------------------------------------------

POOLED SEPARATE ACCOUNTS

..   AllianceBernstein Balanced, Separate Account No. 10 -- Pooled

..   AllianceBernstein Common Stock, Separate Account No. 4 -- Pooled

..   AllianceBernstein Mid Cap Growth, Separate Account No. 3 -- Pooled
SEPARATE ACCOUNT NO. 66

..   1290 VT Socially Responsible

..   AXA Global Equity Managed Volatility

..   AXA International Core Managed Volatility

..   AXA International Value Managed Volatility

..   AXA Large Cap Core Managed Volatility

..   AXA Large Cap Growth Managed Volatility

..   AXA Large Cap Value Managed Volatility

..   AXA Mid Cap Value Managed Volatility

..   AXA/AB Small Cap Growth

..   AXA/ClearBridge Large Cap Growth

..   Charter/SM/ Multi-Sector Bond

..   Charter/SM/ Small Cap Value

..   EQ/BlackRock Basic Value Equity

..   EQ/Capital Guardian Research

..   EQ/Equity 500 Index

..   EQ/Intermediate Government Bond

..   EQ/International Equity Index

..   EQ/JPMorgan Value Opportunities

..   EQ/Large Cap Growth Index

..   EQ/Mid Cap Index

..   EQ/Money Market

..   EQ/Quality Bond PLUS

..   EQ/T.Rowe Price Growth Stock

..   Multimanager Technology


                                      OF
                     AXA EQUITABLE LIFE INSURANCE COMPANY

                 BY PHONE:                   BY REGULAR MAIL (CORRESPONDENCE  BY REGISTERED, CERTIFIED, OR OVERNIGHT
                                               AND CONTRIBUTION CHECKS):      DELIVERY (CONTRIBUTION CHECKS ONLY):
              1-800-967-4560                         AXA Equitable                       AXA Equitable
(service consultants are available weekdays          P.O. Box 8095                        30 Dan Road
      9 a.m. to 5 p.m. Eastern time)             Boston, MA 02266-8095                  Canton, MA 02021

---------------------------------------------------------------------------------------------------------------------------------
                                                   FINANCIAL STATEMENTS INDEX
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            PAGE
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNTS NO. 10 (POOLED),  Report of Independent Registered Public Accounting Firm............................... FSA-1
4 (POOLED), 3 (POOLED) AND
66 (POOLED)
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)    Statement of Assets and Liabilities, December 31, 2017................................ FSA-2
                                    ---------------------------------------------------------------------------------------------
                                    Statement of Operations for the Year Ended December 31, 2017.......................... FSA-3
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Changes in Net Assets for the Years
                                    Ended December 31, 2017 and 2016...................................................... FSA-4
                                    ---------------------------------------------------------------------------------------------
                                    Portfolio of Investments, December 31, 2017........................................... FSA-5
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)     Statement of Assets and Liabilities, December 31, 2017................................ FSA-15
                                    ---------------------------------------------------------------------------------------------
                                    Statement of Operations for the Year Ended December 31, 2017.......................... FSA-16
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Changes in Net Assets for the Years
                                    Ended December 31, 2017 and 2016...................................................... FSA-17
                                    ---------------------------------------------------------------------------------------------
                                    Portfolio of Investments, December 31, 2017........................................... FSA-18
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)     Statement of Assets and Liabilities, December 31, 2017................................ FSA-26
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Operations for the Year Ended December 31, 2017......................... FSA-27
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Changes in Net Assets for the Years
                                    Ended December 31, 2017 and 2016...................................................... FSA-28
                                    ---------------------------------------------------------------------------------------------
                                    Portfolio of Investments, December 31, 2017........................................... FSA-29
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 66 (POOLED)    Statements of Assets and Liabilities, December 31, 2017............................... FSA-32
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Operations for the Year Ended December 31, 2017......................... FSA-43
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Changes in Net Assets for the Years
                                    Ended December 31, 2017 and 2016...................................................... FSA-51
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT 10 (POOLED),       Notes to Financial Statements......................................................... FSA-66
4 (POOLED), 3 (POOLED) AND
66 (POOLED)
---------------------------------------------------------------------------------------------------------------------------------
AXA EQUITABLE LIFE                  Reports of Independent Registered Public Accounting Firm.............................. F-1
INSURANCE COMPANY                   ---------------------------------------------------------------------------------------------
                                    Consolidated Balance Sheets as of December 31, 2017 and 2016.......................... F-2
                                    ---------------------------------------------------------------------------------------------
                                    Consolidated Statements of Earnings (Loss), Years
                                    Ended December 31, 2017, 2016 and 2015................................................ F-4
                                    ---------------------------------------------------------------------------------------------
                                    Consolidated Statements of Comprehensive Income (Loss),
                                    Years Ended December 31, 2017, 2016 and 2015.......................................... F-5
                                    ---------------------------------------------------------------------------------------------
                                    Consolidated Statements of Equity, Years
                                    Ended December 31, 2017, 2016 and 2015................................................ F-6
                                    ---------------------------------------------------------------------------------------------
                                    Consolidated Statements of Cash Flows, Years
                                    Ended December 31, 2017, 2016 and 2015................................................ F-7
                                    ---------------------------------------------------------------------------------------------
                                    Notes to Consolidated Financial Statements............................................ F-10
---------------------------------------------------------------------------------------------------------------------------------
                                    The financial statements of the Funds reflect fees, charges and other expenses of the
                                    Separate Accounts applicable to contracts under RIA as in effect during the periods covered, as well as the expense charges made in accordance with the terms of all other contracts participating in the respective Funds.
---------------------------------------------------------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of AXA Equitable Life Insurance Company and the Contractowners of Separate Accounts 66, No. 10 (Pooled), No. 4 (Pooled), No. 3 (Pooled) of AXA Equitable Life Insurance Company

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities of each of the Variable Investment Options listed in the table below (constituting Separate Account No. 66, hereafter collectively referred to as the "Variable Investment Options"), including the portfolios of investments, of Separate Account No. 10 (Pooled), Separate Account No. 4 (Pooled) and Separate Account No. 3 (Pooled) (hereafter collectively referred to as the "Pooled Separate Accounts") as of December 31, 2017, the related statements of operations for the year ended December 31, 2017 and the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Variable Investment Options and Pooled Separate Accounts as of December 31, 2017 and the results of each of their operations for the year then ended and changes in each of their net assets for each of the two years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

 1290 VT DOUBLELINE DYNAMIC ALLOCATION  CHARTER/SM/ SMALL CAP VALUE
 1290 VT EQUITY INCOME                  EQ/BLACKROCK BASIC VALUE EQUITY
 1290 VT GAMCO MERGERS & ACQUISITIONS   EQ/CAPITAL GUARDIAN RESEARCH
 1290 VT GAMCO SMALL COMPANY VALUE      EQ/EQUITY 500 INDEX
 1290 VT SOCIALLY RESPONSIBLE           EQ/INTERMEDIATE GOVERNMENT BOND
 ALL ASSET GROWTH-ALT 20                EQ/INTERNATIONAL EQUITY INDEX
 AXA AGGRESSIVE ALLOCATION              EQ/LARGE CAP GROWTH INDEX
 AXA CONSERVATIVE ALLOCATION            EQ/MFS INTERNATIONAL GROWTH
 AXA CONSERVATIVE-PLUS ALLOCATION       EQ/MID CAP INDEX
 AXA GLOBAL EQUITY MANAGED VOLATILITY   EQ/MONEY MARKET
 AXA INTERNATIONAL CORE MANAGED
 VOLATILITY                             EQ/PIMCO ULTRA SHORT BOND
 AXA INTERNATIONAL VALUE MANAGED
 VOLATILITY                             EQ/QUALITY BOND PLUS
 AXA LARGE CAP GROWTH MANAGED
 VOLATILITY                             EQ/SMALL COMPANY INDEX
 AXA LARGE CAP VALUE MANAGED VOLATILITY EQ/T. ROWE PRICE GROWTH STOCK
 AXA MID CAP VALUE MANAGED VOLATILITY   MULTIMANAGER CORE BOND
 AXA MODERATE ALLOCATION                MULTIMANAGER TECHNOLOGY
 AXA MODERATE-PLUS ALLOCATION           TARGET 2015 ALLOCATION
 AXA/AB SMALL CAP GROWTH                TARGET 2025 ALLOCATION
 AXA/CLEARBRIDGE LARGE CAP GROWTH       TARGET 2035 ALLOCATION
 AXA/JANUS ENTERPRISE                   TARGET 2045 ALLOCATION
 CHARTER/SM/ MULTI-SECTOR BOND          TARGET 2055 ALLOCATION

BASIS FOR OPINIONS

These financial statements are the responsibility of AXA Equitable Life Insurance Company management. Our responsibility is to express an opinion on the Variable Investment Options' and Pooled Separate Accounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Investment Options and Pooled Separate Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, brokers, and transfer agents of the investee mutual funds or the investee mutual funds directly. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 16, 2018

We have served as the auditor of one or more of the Variable Investment Options in Separate Account 66 of AXA Equitable Life Insurance Company since 1997. We have served as the auditor of Separate Accounts No. 10 (Pooled), No. 4 (Pooled) and No. 3 (Pooled) of AXA Equitable Life Insurance Company since 1993.

                                     FSA-1

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2017

ASSETS:
Investments (Notes 2 and 3):
   Common stocks -- at fair value (cost: $12,430,403).............. $15,418,362
   Long-term debt securities -- at fair value (cost: $9,864,596)...  10,034,719
   Preferred stocks -- at fair value (cost: $26,648)...............      27,684
   Short-term debt securities -- at fair value (cost: $1,826,897)..   1,826,897
Cash...............................................................     131,103
Foreign cash (cost: $40,394).......................................      40,981
Interest and dividends receivable..................................      88,012
Receivable for investment securities sold..........................       1,579
Receivable from AXA Equitable's General Account....................       7,079
Fees receivable from Contractowners................................      14,648
                                                                    -----------
   Total assets....................................................  27,591,064
                                                                    -----------

LIABILITIES:
Payable for investments securities purchased.......................   1,648,569
Accrued custody and bank fees......................................       9,841
Administrative fees payable........................................          24
Asset management fee payable.......................................      24,895
Accrued expenses...................................................       6,545
                                                                    -----------
   Total liabilities...............................................   1,689,874
                                                                    -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION....... $25,901,190
                                                                    ===========

                UNITS OUTSTANDING UNIT VALUES
                ----------------- -----------
Institutional..            1      $40,173.25
RIA............        3,121          356.88
MRP............      287,064           85.39
EPP............          651          378.63

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-2

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2017

INVESTMENT INCOME (NOTE 2):
 Dividends (net of foreign taxes withheld of $18,418).............. $  384,640
 Interest..........................................................    253,978
                                                                    ----------
   Total investment income.........................................    638,618
                                                                    ----------

EXPENSES (NOTE 6):
 Investment management fees........................................   (127,604)
 Custody and bank fees.............................................    (18,704)
 Other operating expenses..........................................    (13,468)
                                                                    ----------
   Total expenses..................................................   (159,776)
                                                                    ----------

NET INVESTMENT INCOME (LOSS).......................................    478,842
                                                                    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS (NOTE 2):
 Net realized gain (loss) from investments and foreign currency transactions....................................................  1,646,496
 Change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.........  1,185,316
                                                                    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS.............................................  2,831,812
                                                                    ----------

NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO OPERATIONS... $3,310,654
                                                                    ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-3

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS


                                              YEAR ENDED        YEAR ENDED
                                           DECEMBER 31, 2017 DECEMBER 31, 2016
                                           ----------------- -----------------
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income (loss).............    $   478,842       $   531,866
 Net realized gain (loss) on investments
   and foreign currency transactions......      1,646,496           696,186
 Net change in unrealized appreciation
   (depreciation) of investments and
   foreign currency transactions..........      1,185,316           457,687
                                              -----------       -----------
   Net increase (decrease) in assets
    attributable to operations............      3,310,654         1,685,739
                                              -----------       -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Contributions............................      1,548,716         1,628,895
 Withdrawals..............................     (4,534,987)       (4,105,880)
 Asset management fees (Note 6)...........        (87,176)          (86,655)
 Administrative fees (Note 6).............       (171,376)         (198,499)
                                              -----------       -----------
   Net increase (decrease) in net assets
    attributable to contractowners
    transactions..........................     (3,244,823)       (2,762,139)
                                              -----------       -----------
INCREASE (DECREASE) IN NET ASSETS.........         65,831        (1,076,400)
NET ASSETS ATTRIBUTABLE TO
 CONTRACTOWNERS OR IN ACCUMULATION --
 BEGINNING OF PERIOD......................     25,835,359        26,911,759
                                              -----------       -----------

NET ASSETS ATTRIBUTABLE TO
 CONTRACTOWNERS OR IN ACCUMULATION --
 END OF PERIOD............................    $25,901,190       $25,835,359
                                              ===========       ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-4

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2017


COMPANY                                        SHARES U.S. $ VALUE
------------------------------------------------------------------
COMMON STOCKS -- 59.5%

FINANCIALS -- 10.8%

BANKS -- 5.5%
Bank of America Corp..........................  5,609   $  165,578
BNP Paribas SA................................    820       61,047
Citigroup, Inc................................   1470      109,383
Commerzbank AG/(a)/...........................   2960       44,190
DNB ASA.......................................  2,120       39,394
Erste Group Bank AG...........................    970       42,069
HSBC Holdings PLC.............................  11040      114,242
ING Groep NV..................................  2,740       50,337
Intesa Sanpaolo SpA (RSP).....................   6500       20,739
Intesa Sanpaolo SpA...........................  9,250       30,715
JPMorgan Chase & Co...........................  1,532      163,832
Lloyds Banking Group PLC...................... 60,880       55,933
Mediobanca SpA................................  3,180       36,060
Mitsubishi UFJ Financial Group, Inc...........  9,700       70,612
Mizuho Financial Group, Inc................... 41,200       74,510
Raiffeisen Bank International AG/(a)/.........  1,250       45,330
Resona Holdings, Inc..........................  7,300       43,509
Societe Generale SA...........................    830       42,825
Sumitomo Mitsui Financial Group, Inc..........  1,300       56,048
Wells Fargo & Co..............................  1,910      115,880
Westpac Banking Corp..........................  1,945       47,424
                                                        ----------
                                                         1,429,657
                                                        ----------
CAPITAL MARKETS -- 1.0%
3i Group PLC..................................  3,060       37,745
CME Group, Inc. -- Class A....................    190       27,749
Eaton Vance Corp..............................    800       45,112
Franklin Resources, Inc.......................    900       38,997
Goldman Sachs Group, Inc. (The)...............    330       84,071
Morgan Stanley................................    720       37,778
                                                        ----------
                                                           271,452
                                                        ----------
CONSUMER FINANCE -- 1.0%
Ally Financial, Inc...........................  1,300       37,908
American Express Co...........................    699       69,425
Capital One Financial Corp....................    568       56,561
Discover Financial Services...................    300       23,076
Synchrony Financial...........................   1620       62,548
                                                        ----------
                                                           249,518
                                                        ----------
DIVERSIFIED FINANCIAL SERVICES -- 1.1%
Berkshire Hathaway, Inc. -- Class B/(a)/......    668      132,411
Industrivarden AB -- Class C..................  1,370       33,859
Investor AB -- Class B........................    990       45,238
Kinnevik AB -- Class B........................  1,270       42,996
ORIX Corp.....................................   1600       26,983
                                                        ----------
                                                           281,487
                                                        ----------
INSURANCE -- 2.2%
Aegon NV......................................  7,630       48,519
Allianz SE (REG)..............................    320       73,289
Axis Capital Holdings Ltd.....................    620       31,161
Everest Re Group Ltd..........................    160       35,402
FNF Group.....................................  1,157       45,401
Hartford Financial Services Group, Inc. (The).    450       25,326
Lincoln National Corp.........................    480       36,898

COMPANY                                           SHARES U.S. $ VALUE
---------------------------------------------------------------------
INSURANCE (CONTINUED)
Muenchener Rueckversicherungs-Gesellschaft AG in
 Muenchen (REG)..................................    255   $   55,111
NN Group NV......................................    820       35,496
Prudential Financial, Inc........................    440       50,591
QBE Insurance Group Ltd..........................  2,630       21,884
RenaissanceRe Holdings Ltd.......................    300       37,677
Travelers Cos., Inc. (The).......................    274       37,165
Unum Group.......................................    690       37,874
                                                           ----------
                                                              571,794
                                                           ----------
Total Financials.................................           2,803,908
                                                           ----------
INFORMATION TECHNOLOGY -- 10.8%

COMMUNICATIONS EQUIPMENT -- 0.7%
Cisco Systems, Inc...............................    584       22,367
F5 Networks, Inc./(a)/...........................    160       20,995
Harris Corp......................................    190       26,914
Juniper Networks, Inc............................  1,120       31,920
Palo Alto Networks, Inc./(a)/....................    463       67,107
                                                           ----------
                                                              169,303
                                                           ----------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.3%
Corning, Inc.....................................  1,050       33,589
Hitachi Ltd......................................  6,000       46,560
                                                           ----------
                                                               80,149
                                                           ----------
INTERNET SOFTWARE & SERVICES -- 2.1%
Alphabet, Inc. -- Class A/(a)/...................    155      163,277
Alphabet, Inc. -- Class C/(a)/...................    145      151,728
Facebook, Inc. -- Class A/(a)/...................   1100      194,106
Twitter, Inc./(a)/...............................  1,930       46,339
                                                           ----------
                                                              555,450
                                                           ----------
IT SERVICES -- 1.5%
Accenture PLC -- Class A.........................    330       50,520
Alliance Data Systems Corp.......................    110       27,883
Cognizant Technology Solutions Corp. -- Class A..    380       26,988
First Data Corp. -- Class A/(a)/.................  2,250       37,597
Fujitsu Ltd......................................   5000       35,456
International Business Machines Corp.............    420       64,436
Visa, Inc. -- Class A............................  1,053      120,063
Western Union Co. (The) -- Class W...............  1,720       32,697
                                                           ----------
                                                              395,640
                                                           ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.6%
Applied Materials, Inc...........................  1,040       53,165
ASML Holding NV..................................    170       29,579
Broadcom Ltd.....................................    154       39,563
Intel Corp.......................................   1710       78,934
NVIDIA Corp......................................    310       59,985
Qorvo, Inc./(a)/.................................    460       30,636
Skyworks Solutions, Inc..........................    330       31,333
Texas Instruments, Inc...........................    330       34,465
Xilinx, Inc......................................    870       58,655
                                                           ----------
                                                              416,315
                                                           ----------
SOFTWARE -- 2.7%
Activision Blizzard, Inc.........................    650       41,158
Adobe Systems, Inc./(a)/.........................    490       85,868

                                     FSA-5

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017


COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
SOFTWARE (CONTINUED)
ANSYS, Inc./(a)/.............................    170   $   25,090
Check Point Software Technologies Ltd./(a)/..    310       32,122
Electronic Arts, Inc./(a)/...................    860       90,352
Microsoft Corp...............................  2,800      239,512
Oracle Corp..................................   1460       69,029
SAP SE.......................................    570       63,819
SS&C Technologies Holdings, Inc..............   1070       43,314
                                                       ----------
                                                          690,264
                                                       ----------
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 1.9%
Apple, Inc...................................  2,263      382,967
BlackBerry Ltd./(a)/.........................   2074       23,240
FUJIFILM Holdings Corp.......................  1,200       48,977
NEC Corp.....................................    800       21,555
Western Digital Corp.........................    230       18,292
                                                       ----------
                                                          495,031
                                                       ----------
Total Information Technology.................           2,802,152
                                                       ----------

INDUSTRIALS -- 7.9%

AEROSPACE & DEFENSE -- 1.7%
Boeing Co. (The).............................    340      100,269
Dassault Aviation SA.........................     20       31,122
Hexcel Corp..................................  1,240       76,694
Huntington Ingalls Industries, Inc...........    150       35,355
L3 Technologies, Inc.........................    183       36,207
Lockheed Martin Corp.........................    220       70,631
Textron, Inc.................................    910       51,497
Thales SA....................................    370       39,851
                                                       ----------
                                                          441,626
                                                       ----------
AIR FREIGHT & LOGISTICS -- 0.2%
Expeditors International of Washington, Inc..    680       43,989
                                                       ----------

AIRLINES -- 0.4%
Deutsche Lufthansa AG........................  1,080       39,693
Qantas Airways Ltd........................... 11,130       43,748
Southwest Airlines Co........................    360       23,562
                                                       ----------
                                                          107,003
                                                       ----------
BUILDING PRODUCTS -- 0.1%
Asahi Glass Co., Ltd.........................    800       34,587
                                                       ----------

COMMERCIAL SERVICES & SUPPLIES -- 0.4%
Copart, Inc./(a)/............................    810       34,984
Dai Nippon Printing Co., Ltd.................  1,500       33,402
Toppan Printing Co., Ltd.....................  3,000       27,106
                                                       ----------
                                                           95,492
                                                       ----------
CONSTRUCTION & ENGINEERING -- 0.6%
Jacobs Engineering Group, Inc................    670       44,194
Kajima Corp..................................  5,000       48,050
Taisei Corp..................................   1100       54,716
                                                       ----------
                                                          146,960
                                                       ----------
ELECTRICAL EQUIPMENT -- 0.3%
Rockwell Automation, Inc.....................    260       51,051
Vestas Wind Systems A/S......................    520       35,957
                                                       ----------
                                                           87,008
                                                       ----------

COMPANY                                     SHARES U.S. $ VALUE
---------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.5%
General Electric Co........................  3,680   $   64,216
NWS Holdings Ltd........................... 16,000       28,797
Roper Technologies, Inc....................    159       41,181
                                                     ----------
                                                        134,194
                                                     ----------
MACHINERY -- 1.9%
AGCO Corp..................................    560       40,001
ANDRITZ AG.................................    510       28,800
Atlas Copco AB.............................    970       41,941
Atlas Copco AB -- Class B..................    780       29,952
Caterpillar, Inc...........................    420       66,184
Deere & Co.................................    330       51,648
Hitachi Construction Machinery Co., Ltd....  1,100       39,874
IDEX Corp..................................    240       31,673
Mitsubishi Heavy Industries Ltd............    700       26,105
Oshkosh Corp...............................    396       35,992
Pentair PLC/(a)/...........................    540       38,135
Volvo AB -- Class B........................   1150       21,456
Yangzijiang Shipbuilding Holdings Ltd...... 28,000       30,727
                                                     ----------
                                                        482,488
                                                     ----------
PROFESSIONAL SERVICES -- 0.7%
Adecco Group AG/(a)/.......................    360       27,510
Capita PLC.................................  5,456       29,536
Experian PLC...............................   2260       49,912
Robert Half International, Inc.............    740       41,100
Wolters Kluwer NV..........................    790       41,215
                                                     ----------
                                                        189,273
                                                     ----------
ROAD & RAIL -- 0.7%
Canadian National Railway Co...............    650       53,771
Central Japan Railway Co...................    400       71,600
Knight-Swift Transportation Holdings, Inc..    564       24,658
Union Pacific Corp.........................    330       44,253
                                                     ----------
                                                        194,282
                                                     ----------
TRADING COMPANIES & DISTRIBUTORS -- 0.4%
ITOCHU Corp................................  2,400       44,750
Sumitomo Corp..............................  3,000       50,896
                                                     ----------
                                                         95,646
                                                     ----------
Total Industrials..........................           2,052,548
                                                     ----------

HEALTH CARE -- 7.3%

BIOTECHNOLOGY -- 1.3%
AbbVie, Inc................................    520       50,289
Amgen, Inc.................................    340       59,126
Biogen, Inc./(a)/..........................    170       54,157
Celgene Corp./(a)/.........................    670       69,921
Gilead Sciences, Inc.......................    930       66,625
United Therapeutics Corp./(a)/.............    280       41,426
                                                     ----------
                                                        341,544
                                                     ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.6%
Cochlear Ltd...............................    240       32,071
Cooper Cos., Inc. (The)....................    160       34,861
Intuitive Surgical, Inc./(a)/..............     80       29,195
Medtronic PLC..............................    270       21,803
Varian Medical Systems, Inc./(a)/..........    250       27,787
                                                     ----------
                                                        145,717
                                                     ----------

                                     FSA-6

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017


COMPANY                                  SHARES U.S. $ VALUE
------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 1.4%
Aetna, Inc..............................    230   $   41,490
Anthem, Inc.............................    270       60,753
Centene Corp./(a)/......................    410       41,361
Cigna Corp..............................    328       66,613
Express Scripts Holding Co./(a)/........    850       63,444
Humana, Inc.............................    180       44,652
UnitedHealth Group, Inc.................    250       55,115
                                                  ----------
                                                     373,428
                                                  ----------
HEALTH CARE TECHNOLOGY -- 0.3%
Cerner Corp./(a)/.......................    677       45,623
Veeva Systems, Inc. -- Class A/(a)/.....    500       27,640
                                                  ----------
                                                      73,263
                                                  ----------
LIFE SCIENCES TOOLS & SERVICES -- 0.2%
Illumina, Inc./(a)/.....................    200       43,698
                                                  ----------

PHARMACEUTICALS -- 3.5%
Allergan PLC............................    270       44,167
Astellas Pharma, Inc....................   1700       21,600
Bayer AG (REG)..........................    470       58,450
Bristol-Myers Squibb Co.................  1,230       75,374
Daiichi Sankyo Co., Ltd.................    800       20,806
GlaxoSmithKline PLC.....................  2,680       47,552
Johnson & Johnson.......................    640       89,421
Merck & Co., Inc........................    974       54,807
Novartis AG (REG).......................    880       74,051
Novo Nordisk A/S -- Class B.............  1,390       74,744
Otsuka Holdings Co., Ltd................    700       30,707
Perrigo Co. PLC.........................    490       42,708
Pfizer, Inc.............................  2,784      100,837
Roche Holding AG........................    405      102,401
Sanofi..................................    917       79,009
                                                  ----------
                                                     916,634
                                                  ----------
Total Health Care.......................           1,894,284
                                                  ----------

CONSUMER DISCRETIONARY -- 7.1%

AUTO COMPONENTS -- 0.2%
Lear Corp...............................    320       56,531
                                                  ----------

AUTOMOBILES -- 1.1%
Bayerische Motoren Werke AG.............    260       26,979
Ford Motor Co...........................   4810       60,077
General Motors Co.......................    990       40,580
Mazda Motor Corp........................   1400       18,713
Peugeot SA..............................  1,960       39,841
Subaru Corp.............................    800       25,372
Toyota Motor Corp.......................  1,200       76,493
                                                  ----------
                                                     288,055
                                                  ----------
DIVERSIFIED CONSUMER SERVICES -- 0.1%
Sotheby's/(a)/..........................    400       20,640
                                                  ----------

HOTELS, RESTAURANTS & LEISURE -- 1.4%
Carnival Corp...........................    570       37,831
Carnival PLC............................    370       24,391
Compass Group PLC.......................   2418       52,238
Darden Restaurants, Inc.................    500       48,010
Genting Singapore PLC...................  44800       43,788
Marriott International, Inc./MD --
 Class A................................    280       38,004

COMPANY                                  SHARES U.S. $ VALUE
------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE
 (CONTINUED)
Royal Caribbean Cruises Ltd.............    320   $   38,170
Starbucks Corp..........................    900       51,687
Tabcorp Holdings Ltd....................  6,435       27,987
                                                  ----------
                                                     362,106
                                                  ----------
HOUSEHOLD DURABLES -- 0.4%
Nikon Corp..............................  1,500       30,192
NVR, Inc./(a)/..........................     10       35,082
Persimmon PLC...........................  1,210       44,816
                                                  ----------
                                                     110,090
                                                  ----------
INTERNET & DIRECT MARKETING RETAIL --
 0.9%
Amazon.com, Inc./(a)/...................    150      175,421
Priceline Group, Inc. (The)/(a)/........     30       52,132
                                                  ----------
                                                     227,553
                                                  ----------
LEISURE PRODUCTS -- 0.1%
Sega Sammy Holdings, Inc................  2,200       27,311
                                                  ----------

MEDIA -- 0.5%
Comcast Corp. -- Class A................  1,080       43,254
Scripps Networks Interactive, Inc. --
 Class A................................    360       30,737
Walt Disney Co. (The)...................    590       63,431
                                                  ----------
                                                     137,422
                                                  ----------
MULTILINE RETAIL -- 0.5%
Kohl's Corp.............................    880       47,722
Nordstrom, Inc..........................    570       27,007
Target Corp.............................    780       50,895
                                                  ----------
                                                     125,624
                                                  ----------
SPECIALTY RETAIL -- 1.2%
Bed Bath & Beyond, Inc..................  1,450       31,886
Best Buy Co., Inc.......................    780       53,407
Dick's Sporting Goods, Inc..............    650       18,681
Foot Locker, Inc........................    470       22,034
Gap, Inc. (The).........................    840       28,610
Home Depot, Inc. (The)..................    250       47,382
Shimamura Co., Ltd......................    200       21,977
Tiffany & Co............................    320       33,264
TJX Cos., Inc. (The)....................    720       55,051
                                                  ----------
                                                     312,292
                                                  ----------
TEXTILES, APPAREL & LUXURY GOODS -- 0.7%
Hermes International....................     70       37,478
LVMH Moet Hennessy Louis Vuitton SE.....    160       46,998
Michael Kors Holdings Ltd./(a)/.........    760       47,842
VF Corp.................................    539       39,886
                                                  ----------
                                                     172,204
                                                  ----------
Total Consumer Discretionary............           1,839,828
                                                  ----------

CONSUMER STAPLES -- 4.9%

BEVERAGES -- 1.0%
Coca-Cola Amatil Ltd....................  4,170       27,693
Diageo PLC..............................  2,030       74,551
Monster Beverage Corp./(a)/.............  1,403       88,796
Pernod Ricard SA........................    370       58,564
                                                  ----------
                                                     249,604
                                                  ----------

                                     FSA-7

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017


COMPANY                              SHARES U.S. $ VALUE
--------------------------------------------------------
FOOD & STAPLES RETAILING -- 0.9%
CVS Health Corp.....................    895   $   64,888
Wal-Mart Stores, Inc................    910       89,862
Walgreens Boots Alliance, Inc.......    697       50,616
Wm Morrison Supermarkets PLC........ 10,003       29,756
                                              ----------
                                                 235,122
                                              ----------
FOOD PRODUCTS -- 1.0%
Bunge Ltd...........................    550       36,894
Hershey Co. (The)...................    410       46,539
Marine Harvest ASA..................  1,530       25,972
Nestle SA (REG).....................  1,085       93,280
NH Foods Ltd........................  1,000       24,365
Yamazaki Baking Co., Ltd............   1400       27,266
                                              ----------
                                                 254,316
                                              ----------
HOUSEHOLD PRODUCTS -- 0.5%
Colgate-Palmolive Co................    880       66,396
Procter & Gamble Co. (The)..........    698       64,132
                                              ----------
                                                 130,528
                                              ----------
PERSONAL PRODUCTS -- 0.3%
L'Oreal SA..........................    260       57,657
Unilever PLC........................    440       24,452
                                              ----------
                                                  82,109
                                              ----------
TOBACCO -- 1.2%
Altria Group, Inc...................  1,340       95,689
British American Tobacco PLC........  1,230       83,307
Philip Morris International, Inc....    960      101,424
Swedish Match AB....................    760       29,995
                                              ----------
                                                 310,415
                                              ----------
Total Consumer Staples..............           1,262,094
                                              ----------

ENERGY -- 3.4%

ENERGY EQUIPMENT & SERVICES -- 0.1%
TechnipFMC PLC......................    990       30,997
                                              ----------

OIL, GAS & CONSUMABLE FUELS -- 3.3%
BP PLC..............................   7640       53,700
Cameco Corp.........................  2,490       23,073
Chevron Corp........................    350       43,817
Eni SpA.............................  2,740       45,377
EQT Corp............................    760       43,259
Exxon Mobil Corp....................  1,892      158,247
HollyFrontier Corp..................    700       35,854
JXTG Holdings, Inc..................  7,400       47,565
Marathon Petroleum Corp.............    240       15,835
OMV AG..............................    600       38,063
Repsol SA...........................  3,460       61,140
Royal Dutch Shell PLC -- Class A....  1,520       50,694
Royal Dutch Shell PLC -- Class B....  1,355       45,716
Snam SpA............................   6820       33,427
Suncor Energy, Inc..................  1,120       41,253
TOTAL SA............................    990       54,691
Valero Energy Corp..................    630       57,904
                                              ----------
                                                 849,615
                                              ----------
Total Energy........................             880,612
                                              ----------

COMPANY                                         SHARES U.S. $ VALUE
-------------------------------------------------------------------
MATERIALS -- 2.5%

CHEMICALS -- 1.7%
BASF SE........................................    385     $ 42,241
Covestro AG....................................    380       39,158
Daicel Corp....................................  1,600       18,161
Koninklijke DSM NV.............................    410       39,196
LyondellBasell Industries NV -- Class A........    530       58,470
Mitsubishi Chemical Holdings Corp..............  5,000       54,722
Mitsubishi Gas Chemical Co., Inc...............  1,100       31,505
Mosaic Co. (The)...............................   1380       35,411
Orica Ltd......................................   1780       25,086
Potash Corp. of Saskatchewan, Inc..............   1510       31,069
Sika AG........................................      6       47,602
Tosoh Corp.....................................    700       15,796
                                                           --------
                                                            438,417
                                                           --------
METALS & MINING -- 0.7%
Fortescue Metals Group Ltd.....................  9,187       34,852
Newmont Mining Corp............................  1,220       45,774
Nippon Steel & Sumitomo Metal Corp.............  1,000       25,555
South32 Ltd.................................... 15,300       41,572
Teck Resources Ltd. -- Class B.................  1,080       28,333
                                                           --------
                                                            176,086
                                                           --------
PAPER & FOREST PRODUCTS -- 0.1%
UPM-Kymmene Oyj................................  1,160       36,040
                                                           --------
Total Materials................................             650,543
                                                           --------

UTILITIES -- 2.0%

ELECTRIC UTILITIES -- 1.4%
Chubu Electric Power Co., Inc..................  3,100       38,460
CLP Holdings Ltd...............................  3,500       35,796
Contact Energy Ltd............................. 10,270       40,596
Endesa SA......................................  1,580       33,819
Entergy Corp...................................    470       38,253
Fortum Oyj.....................................  2,210       43,774
Iberdrola SA...................................  7,690       59,578
Mighty River Power Ltd......................... 15,980       38,300
PG&E Corp./(a)/................................    830       37,209
                                                           --------
                                                            365,785
                                                           --------
GAS UTILITIES -- 0.1%
Gas Natural SDG SA.............................  1,490       34,414
                                                           --------

MULTI-UTILITIES -- 0.5%
AGL Energy Ltd.................................  1,050       19,946
Ameren Corp....................................    660       38,934
SCANA Corp.....................................    540       21,481
WEC Energy Group, Inc..........................    580       38,529
                                                           --------
                                                            118,890
                                                           --------
Total Utilities................................             519,089
                                                           --------

TELECOMMUNICATION SERVICES -- 1.5%

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.0%
AT&T, Inc......................................  1,490       57,931
Nippon Telegraph & Telephone Corp..............  1,700       79,942
Telefonica Deutschland Holding AG..............  4,980       24,943
Telenor ASA....................................  2,040       43,837

                                     FSA-8

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017


COMPANY                              SHARES   U.S. $ VALUE
----------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Telstra Corp., Ltd.................     9,490  $    26,892
TELUS Corp.........................       880       33,446
                                               -----------
                                                   266,991
                                               -----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.5%
NTT DOCOMO, Inc....................     2,000       47,298
Vodafone Group PLC.................    22,980       72,780
                                               -----------
                                                   120,078
                                               -----------
Total Telecommunication Services...                387,069
                                               -----------

REAL ESTATE -- 1.3%

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.3%
Host Hotels & Resorts, Inc.........     1,420       28,187
Stockland..........................    10,050       35,143
                                               -----------
                                                    63,330
                                               -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.0%
CA Immobilien Anlagen AG...........     1,320       40,902
City Developments Ltd..............     4,400       40,953
CK Asset Holdings Ltd..............     5,000       43,561
Kerry Properties Ltd...............     8,500       38,163
Sun Hung Kai Properties Ltd........     3,000       49,919
Wharf Holdings Ltd. (The)..........     4,000       13,786
Wheelock & Co., Ltd................     5,000       35,621
                                               -----------
                                                   262,905
                                               -----------
Total Real Estate..................                326,235
                                               -----------
Total Common Stocks
 (cost $12,430,403)................             15,418,362
                                               -----------

                                    PRINCIPAL
                                     AMOUNT
                                      (000)
----------------------------------------------------------
LONG-TERM DEBT SECURITIES -- 38.7%

GOVERNMENTS - TREASURIES -- 15.6%

UNITED STATES -- 15.6%
U.S. Treasury Bonds
 2.25%, 8/15/46....................   $    40       35,997
  2.50%, 2/15/46-5/15/46...........       130      124,077
  2.75%, 8/15/42-11/15/47..........        55       55,149
  2.875%, 5/15/43-11/15/46.........        56       57,784
  3.00%, 5/15/42-5/15/47...........       348      365,501
  3.125%, 2/15/43..................        35       37,598
  3.625%, 8/15/43-2/15/44..........        78       91,401
  4.625%, 2/15/40..................       164      218,069
  5.25%, 2/15/29...................        25       31,836
  5.375%, 2/15/31..................         5        6,642
U.S. Treasury Notes
 0.75%, 12/31/17...................       100      100,000
  0.875%, 3/31/18..................       606      605,148
  1.125%, 9/30/21..................       108      104,589
  1.25%, 10/31/21..................        87       83,894
  1.375%, 2/29/20-5/31/21..........       651      641,278
  1.50%, 8/31/18-11/30/19..........       343      341,585
  1.625%, 6/30/20-8/31/22..........       403      394,382
  1.75%, 12/31/20-6/30/22..........       305      300,105

                                          PRINCIPAL
                                           AMOUNT
                                            (000)   U.S. $ VALUE
----------------------------------------------------------------
UNITED STATES (CONTINUED)
  1.875%, 2/28/22-7/31/22................      $194   $  191,636
  2.125%, 12/31/22.......................       108      107,561
  2.25%, 8/15/27-11/15/27................       150      147,398
                                                      ----------
Total Governments -- Treasuries..........              4,041,630
                                                      ----------

MORTGAGE PASS-THROUGHS -- 9.4%

AGENCY FIXED RATE 30-YEAR -- 8.6%
Federal Home Loan Mortgage Corp. Gold
 4.00%, 2/01/46..........................        45       46,871
  Series 2007
  5.50%, 7/01/35.........................         6        6,792
  Series 2017
  4.00%, 7/01/44.........................        39       40,638
Federal National Mortgage Association
 3.00%, 2/01/45-12/01/46.................       344      344,228
  3.50%, 1/01/48, TBA....................       615      631,432
  4.00%, 12/01/40-10/01/43...............       107      112,794
  4.00%, 1/01/48, TBA....................       387      404,701
  4.50%, 1/01/48, TBA....................       286      304,277
  5.50%, 1/01/35.........................        11       12,291
  Series 2003
  5.50%, 4/01/33-7/01/33.................        23       25,391
  Series 2004
  5.50%, 4/01/34-11/01/34................        15       16,582
Government National Mortgage Association
 3.00%, 12/20/46.........................        60       60,930
  3.50%, 1/01/48, TBA....................       200      206,750
                                                      ----------
                                                       2,213,677
                                                      ----------

AGENCY FIXED RATE 15-YEAR -- 0.8%
Federal National Mortgage Association
 2.50%, 4/01/31-1/01/32..................       211      210,847
                                                      ----------
Total Mortgage Pass-Throughs.............              2,424,524
                                                      ----------

CORPORATES - INVESTMENT GRADE -- 9.3%/(B)/

INDUSTRIAL -- 5.1%

BASIC -- 0.2%
Dow Chemical Co. (The)
 7.375%, 11/01/29........................         5        6,678
Eastman Chemical Co.
 3.80%, 3/15/25..........................         8        8,328
Glencore Funding LLC
 4.125%, 5/30/23.........................         4        4,142
Mosaic Co. (The)
 5.625%, 11/15/43........................         5        5,412
Vale Overseas Ltd.
 6.875%, 11/21/36........................         5        6,115
Yamana Gold, Inc.
 4.95%, 7/15/24..........................        17       17,741
                                                      ----------
                                                          48,416
                                                      ----------
CAPITAL GOODS -- 0.0%
General Electric Co.
  Series D
  5.00%, 1/21/21/(c)/....................         7        7,228
                                                      ----------

                                     FSA-9

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

                                       PRINCIPAL
                                        AMOUNT
                                         (000)   U.S. $ VALUE
-------------------------------------------------------------
COMMUNICATIONS - MEDIA -- 0.8%
21st Century Fox America, Inc.
 3.00%, 9/15/22.......................       $55     $ 55,705
  4.50%, 2/15/21......................        25       26,503
Cox Communications, Inc.
 2.95%, 6/30/23.......................        11       10,828
RELX Capital, Inc.
 8.625%, 1/15/19......................        27       28,641
Time Warner Cable LLC
 4.125%, 2/15/21......................        30       30,869
  4.50%, 9/15/42......................        10        9,344
Time Warner, Inc.
 3.55%, 6/01/24.......................        19       19,285
  4.00%, 1/15/22......................         9        9,370
  4.70%, 1/15/21......................        10       10,580
                                                     --------
                                                      201,125
                                                     --------
COMMUNICATIONS - TELECOMMUNICATIONS -- 0.7%
AT&T, Inc.
 3.40%, 5/15/25.......................        55       54,145
  3.90%, 8/14/27......................        25       25,140
  4.125%, 2/17/26.....................        28       28,593
  5.15%, 2/14/50......................        10       10,086
British Telecommunications PLC........         9        9,080
  9.125%, 12/15/30/(d)/...............        12       17,903
Telefonica Emisiones SAU
 5.462%, 2/16/21......................        10       10,818
Verizon Communications, Inc.
 3.50%, 11/01/24......................        17       17,297
  5.50%, 3/16/47......................        10       11,392
                                                     --------
                                                      175,374
                                                     --------
CONSUMER CYCLICAL - AUTOMOTIVE -- 0.1%
General Motors Financial Co., Inc.
 3.10%, 1/15/19.......................        25       25,175
  3.25%, 5/15/18......................         2        2,008
  4.00%, 1/15/25......................         5        5,148
  4.30%, 7/13/25......................         5        5,207
                                                     --------
                                                       37,538
                                                     --------
CONSUMER CYCLICAL - RETAILERS -- 0.1%
CVS Health Corp.
 3.875%, 7/20/25......................        23       23,692
                                                     --------
CONSUMER NON-CYCLICAL -- 1.0%
Ahold Finance USA LLC
 6.875%, 5/01/29......................        24       29,628
Altria Group, Inc.
 2.625%, 1/14/20......................        30       30,194
AstraZeneca PLC
 6.45%, 9/15/37.......................        10       13,589
Becton Dickinson and Co.
 3.734%, 12/15/24.....................         7        7,156
Biogen, Inc.
 4.05%, 9/15/25.......................        24       25,414
Bunge Ltd. Finance Corp.
 8.50%, 6/15/19.......................         1        1,084
Gilead Sciences, Inc.
 3.65%, 3/01/26.......................        12       12,453

                                                   PRINCIPAL
                                                    AMOUNT
                                                     (000)   U.S. $ VALUE
-------------------------------------------------------------------------
CONSUMER NON-CYCLICAL (CONTINUED)
Laboratory Corp. of America Holdings
 3.60%, 2/01/25...................................       $10     $ 10,190
Medtronic, Inc.
 3.50%, 3/15/25...................................        30       31,171
Reynolds American, Inc.
 5.85%, 8/15/45...................................        12       14,971
Thermo Fisher Scientific, Inc.
 4.15%, 2/01/24...................................        13       13,781
Tyson Foods, Inc.
 2.65%, 8/15/19...................................        10       10,045
  3.95%, 8/15/24..................................        22       23,113
  4.50%, 6/15/22..................................        30       32,042
                                                                 --------
                                                                  254,831
                                                                 --------
ENERGY -- 1.4%
Cenovus Energy, Inc.
 3.00%, 8/15/22...................................         5        4,966
  5.70%, 10/15/19.................................         9        9,463
Ecopetrol SA
 5.875%, 5/28/45..................................         9        9,225
Encana Corp.
 3.90%, 11/15/21..................................        10       10,275
Energy Transfer LP
 6.70%, 7/01/18...................................        15       15,327
EnLink Midstream Partners LP
 5.05%, 4/01/45...................................        21       20,827
Enterprise Products Operating LLC
 3.35%, 3/15/23...................................        20       20,425
  3.70%, 2/15/26..................................        27       27,648
  5.20%, 9/01/20..................................        20       21,389
Kinder Morgan Energy Partners LP
 2.65%, 2/01/19...................................         8        8,017
  3.95%, 9/01/22..................................        36       37,126
  4.15%, 3/01/22..................................        11       11,430
  6.85%, 2/15/20..................................         9        9,763
Marathon Petroleum Corp.
 5.125%, 3/01/21..................................        11       11,787
Noble Energy, Inc.
 3.90%, 11/15/24..................................        21       21,693
ONEOK, Inc.
 4.25%, 2/01/22...................................        20       20,777
Phillips 66
 4.30%, 4/01/22...................................        21       22,307
Plains All American Pipeline LP/PAA Finance Corp.
 3.60%, 11/01/24..................................        28       27,264
TransCanada PipeLines Ltd.
 3.626%, 5/15/67/(e)/.............................        13       11,978
Valero Energy Corp.
 6.125%, 2/01/20..................................        17       18,240
Williams Partners LP
 3.90%, 1/15/25...................................         6        6,133
  4.125%, 11/15/20................................        16       16,564
                                                                 --------
                                                                  362,624
                                                                 --------
SERVICES -- 0.2%
eBay, Inc.
 3.80%, 3/09/22...................................         8        8,303

                                    FSA-10

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

                                             PRINCIPAL
                                              AMOUNT
                                               (000)   U.S. $ VALUE
-------------------------------------------------------------------
SERVICES (CONTINUED)
Expedia, Inc.
 3.80%, 2/15/28.............................       $17   $   16,437
S&P Global, Inc.
 4.40%, 2/15/26.............................        26       28,080
                                                         ----------
                                                             52,820
                                                         ----------
TECHNOLOGY -- 0.6%
Agilent Technologies, Inc.
 5.00%, 7/15/20.............................         7        7,434
Broadcom Corp./Broadcom Cayman Finance Ltd.
 3.625%, 1/15/24............................         5        4,974
  3.875%, 1/15/27...........................        11       10,852
Enterprise Services LLC
 7.45%, 10/15/29............................         5        6,207
Hewlett Packard Enterprise Co.
 2.10%, 10/04/19............................        16       15,879
  4.90%, 10/15/25/(f)/......................        25       26,338
HP, Inc.
 3.75%, 12/01/20............................         3        3,087
KLA-Tencor Corp.
 4.65%, 11/01/24............................        22       23,863
Lam Research Corp.
 2.80%, 6/15/21.............................        10       10,056
Motorola Solutions, Inc.
 3.50%, 3/01/23.............................        12       12,083
Seagate HDD Cayman
 4.75%, 1/01/25.............................        12       11,780
VMware, Inc.................................        11       10,981
  2.95%, 8/21/22............................         9        8,979
                                                         ----------
                                                            141,532
                                                         ----------
Total Industrial............................              1,305,180
                                                         ----------

FINANCIAL INSTITUTIONS -- 3.8%

BANKING -- 3.0%
Bank of America Corp.
 2.881%, 4/24/23............................        35       35,063
  3.824%, 1/20/28...........................        25       25,860
  4.20%, 8/26/24............................        17       17,920
  5.00%, 5/13/21............................        10       10,793
  Series G
  3.30%, 1/11/23............................        38       38,882
Capital One Financial Corp.
 3.30%, 10/30/24............................        25       24,911
  4.75%, 7/15/21............................        25       26,690
Citigroup, Inc.
 3.668%, 7/24/28............................        45       45,590
Compass Bank
 5.50%, 4/01/20.............................        35       36,817
Fifth Third Bancorp
 3.50%, 3/15/22.............................        12       12,356
Goldman Sachs Group, Inc. (The)
 2.35%, 11/15/21............................         7        6,892
  3.85%, 7/08/24............................        10       10,371
  5.75%, 1/24/22............................        55       60,948
  Series D
  6.00%, 6/15/20............................         7        7,562
  Series G
  7.50%, 2/15/19............................        35       36,993

                                               PRINCIPAL
                                                AMOUNT
                                                 (000)   U.S. $ VALUE
---------------------------------------------------------------------
BANKING (CONTINUED)
HSBC Holdings PLC
 4.00%, 3/30/22...............................       $30     $ 31,359
  5.10%, 4/05/21..............................        20       21,490
JPMorgan Chase & Co.
 3.22%, 3/01/25...............................        50       50,337
  3.625%, 5/13/24.............................        32       33,257
  3.782%, 2/01/28.............................        16       16,563
  4.40%, 7/22/20..............................        20       21,002
  4.50%, 1/24/22..............................        20       21,399
Morgan Stanley
 3.591%, 7/22/28..............................        25       25,230
  Series G
  3.75%, 2/25/23..............................        20       20,715
  5.50%, 7/28/21..............................        38       41,604
PNC Financial Services Group, Inc. (The)
 5.125%, 2/08/20..............................        15       15,839
Santander Holdings USA, Inc.
 4.40%, 7/13/27...............................        25       25,584
State Street Corp.
 3.70%, 11/20/23..............................        15       15,787
US Bancorp
  Series J
  5.30%, 4/15/27/(c)/.........................        12       12,972
Wells Fargo & Co.
 3.069%, 1/24/23..............................        20       20,178
                                                             --------
                                                              770,964
                                                             --------
FINANCE -- 0.1%
Synchrony Financial
 3.95%, 12/01/27..............................        25       24,894
                                                             --------
INSURANCE -- 0.5%
Anthem, Inc.
 3.30%, 1/15/23...............................        11       11,162
Guardian Life Insurance Co. of America (The)
 4.85%, 1/24/77...............................        13       14,236
Hartford Financial Services Group, Inc. (The)
 6.10%, 10/01/41..............................        18       23,969
Lincoln National Corp.
 8.75%, 7/01/19...............................         3        3,270
Massachusetts Mutual Life Insurance Co.
 8.875%, 6/01/39..............................         4        6,608
MetLife, Inc.
 7.717%, 2/15/19..............................        22       23,332
Nationwide Mutual Insurance Co.
 9.375%, 8/15/39..............................         5        8,516
Prudential Financial, Inc.
 4.50%, 11/15/20..............................        19       20,013
XLIT Ltd.
 6.25%, 5/15/27...............................        19       22,449
                                                             --------
                                                              133,555
                                                             --------
REITS -- 0.2%
Healthcare Trust of America Holdings LP
 2.95%, 7/01/22...............................        25       24,935
Host Hotels & Resorts LP
  Series D
  3.75%, 10/15/23.............................         3        3,053

                                    FSA-11

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

                                        PRINCIPAL
                                         AMOUNT
                                          (000)   U.S. $ VALUE
--------------------------------------------------------------
REITS (CONTINUED)
Welltower, Inc.
 4.00%, 6/01/25........................      $ 35   $   36,207
                                                    ----------
                                                        64,195
                                                    ----------
Total Financial Institutions...........                993,608
                                                    ----------

UTILITY -- 0.4%

ELECTRIC -- 0.2%
Berkshire Hathaway Energy Co.
 6.125%, 4/01/36.......................        25       33,527
Exelon Corp.
 5.10%, 6/15/45........................        10       11,831
Pacific Gas & Electric Co.
 4.50%, 12/15/41.......................        10       10,699
TECO Finance, Inc.
 5.15%, 3/15/20........................        10       10,521
                                                    ----------
                                                        66,578
                                                    ----------
NATURAL GAS -- 0.2%
NiSource Finance Corp.
 6.80%, 1/15/19........................         5        5,206
Sempra Energy
 4.05%, 12/01/23.......................        35       36,657
                                                    ----------
                                                        41,863
                                                    ----------
Total Utility..........................                108,441
                                                    ----------
Total Corporates -- Investment Grade...              2,407,229
                                                    ----------

AGENCIES -- 1.9%

AGENCY DEBENTURES -- 1.9%
Federal National Mortgage Association
 6.25%, 5/15/29........................        70       93,463
  6.625%, 11/15/30.....................       145      203,791
Residual Funding Corp. Principal Strip
 Zero Coupon, 7/15/20..................       210      198,277
                                                    ----------
Total Agencies.........................                495,531
                                                    ----------

INFLATION-LINKED SECURITIES -- 1.7%

UNITED STATES -- 1.7%
U.S. Treasury Inflation Index
 0.125%, 4/15/19-4/15/20 (TIPS)........       168      176,248
  0.25%, 1/15/25 (TIPS)................       103      106,281
  0.375%, 7/15/25 (TIPS)...............       144      149,997
                                                    ----------
Total Inflation-Linked Securities......                432,526
                                                    ----------

COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.4%

NON-AGENCY FIXED RATE CMBS -- 0.4%
Commercial Mortgage Trust
 Series 2013-CR6, Class A2
 2.122%, 3/10/46.......................         8        7,637
  Series 2015-PC1, Class A5
  3.902%, 7/10/50......................        38       40,243
UBS-Barclays Commercial Mortgage Trust
 Series 2012-C4, Class A5
 2.85%, 12/10/45.......................        30       30,106
WF-RBS Commercial Mortgage Trust
 Series 2013-C14, Class A5
 3.337%, 6/15/46.......................        17       17,779
                                                    ----------
                                                        95,765
                                                    ----------

                                                   PRINCIPAL
                                                    AMOUNT/
                                                    SHARES
                                                     (000)   U.S. $ VALUE
-------------------------------------------------------------------------
AGENCY CMBS -- 0.0%
Federal Home Loan Mortgage Corp. Multifamily
 Structured Pass Through Certificates
 Series K010, Class A1
 3.32%, 7/25/20...................................       $ 6  $     5,916
                                                              -----------
Total Commercial Mortgage-Backed Securities.......                101,681
                                                              -----------

LOCAL GOVERNMENTS - US MUNICIPAL BONDS -- 0.1%

UNITED STATES -- 0.1%
State of California
  Series 2010
  7.625%, 3/01/40.................................        25       39,111
                                                              -----------

QUASI-SOVEREIGNS -- 0.1%

MEXICO -- 0.1%
Petroleos Mexicanos
 5.375%, 3/13/22..................................        12       12,750
  6.50%, 3/13/27..................................        15       16,425
                                                              -----------
Total Quasi-Sovereigns............................                 29,175
                                                              -----------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%

NON-AGENCY FIXED RATE -- 0.1%
JP Morgan Alternative Loan Trust
  Series 2006-A3, Class 2A1
  3.78%, 7/25/36..................................        30       26,682
                                                              -----------

ASSET-BACKED SECURITIES -- 0.1%

HOME EQUITY LOANS - FIXED RATE -- 0.1%
Credit-Based Asset Servicing & Securitization LLC
  Series 2003-CB1, Class AF
  3.95%, 1/25/33..................................        11       10,869
                                                              -----------
HOME EQUITY LOANS - FLOATING RATE -- 0.0%
Asset Backed Funding Certificates Trust
  Series 2003-WF1, Class A2
  2.677%, 12/25/32/(e)/...........................         7        7,055
                                                              -----------
Total Asset-Backed Securities.....................                 17,924
                                                              -----------

EMERGING MARKETS - CORPORATE BONDS -- 0.0%

INDUSTRIAL -- 0.0%

CONSUMER NON-CYCLICAL -- 0.0%
Teva Pharmaceutical Finance Netherlands III BV
 3.15%, 10/01/26..................................        13       10,676
                                                              -----------

CORPORATES - NON-INVESTMENT GRADE -- 0.0%/(B)/

INDUSTRIAL -- 0.0%

ENERGY -- 0.0%
Diamond Offshore Drilling, Inc.
 4.875%, 11/01/43.................................        11        8,030
                                                              -----------
Total Long-Term Debt Securities
 (cost $9,864,596)................................             10,034,719
                                                              -----------

                                    FSA-12

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2017

COMPANY                                            SHARES U.S. $ VALUE
-----------------------------------------------------------------------
PREFERRED STOCK -- 0.1%

CONSUMER DISCRETIONARY -- 0.1%

AUTOMOBILES -- 0.1%
Bayerische Motoren Werke AG.......................    310  $    27,684
                                                           -----------
Total Preferred Stock (cost $26,648)..............              27,684
                                                           -----------

SHORT-TERM INVESTMENTS -- 7.1%

AGENCY DISCOUNT NOTES -- 7.1%
Federal Home Loan Bank Zero Coupon,
 1/05/18-3/16/18 (cost $1,826,897)................  1,829    1,826,897
                                                           -----------

TOTAL INVESTMENTS -- 105.4% (cost $24,148,544)....          27,307,662
Other assets less liabilities -- (5.4)%...........          (1,406,472)
                                                           -----------

NET ASSETS -- 100.0%..............................         $25,901,190
                                                           ===========

-----------
(a)Non-income producing security.
(b)Classification of investment grade and non-investment grade is unaudited.
(c)Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(d)Variable rate coupon, rate shown as of December 31, 2017.
(e)Floating Rate Security. Stated interest rate was in effect as of December 31, 2017.
(f)Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate was in effect as of December 31, 2017.

Glossary:
CMBS -- Commercial Mortgage-Backed Securities
REG -- Registered Shares
REIT -- Real Estate Investment Trust
RSP -- Revenue Sharing Program
TBA -- To Be Announced
TIPS -- Treasury Inflation Protected Security

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-13

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2017

                % OF TOTAL INVESTMENTS* COUNTRY DIVERSIFICATION
                ----------------------- -----------------------
                        73.9%           United States
                         6.0%           Japan
                         4.2%           United Kingdom
                         2.1%           France
                         1.9%           Germany
                         1.5%           Australia
                         1.4%           Switzerland
                         1.1%           Canada
                         1.1%           Netherlands
                         1.0%           Hong Kong
                         1.0%           Sweden
                         0.8%           Austria
                         0.8%           Spain
                         0.7%           Italy
                         2.5%           Other
                         ----
                        100.0%
                        ======
-----------
* All data are as of December 31, 2017. The Fund's country breakdown is expressed as a percentage of long-term investments and may vary over time. "Other" country weightings represent 0.4% or less in the following countries:
  Bermuda, Brazil, China, Colombia, Denmark, Finland, Israel, Mexico, New Zealand, Norway, and Singapore.

The accompanying notes are an integral part of these financial statements.

                                    FSA-14

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2017

ASSETS:
Investments (Notes 2 and 3):
 Common stocks -- at fair value (cost: $46,126,219)................ $86,357,914
Cash...............................................................   1,076,656
Dividends receivable...............................................      50,569
Receivable for investment securities sold..........................     115,924
Fees receivable from Contractowners................................       5,415
                                                                    -----------
   Total assets....................................................  87,606,478
                                                                    -----------

LIABILITIES:
Due to AXA Equitable's General Account.............................      33,817
Accrued custody and bank fees......................................       3,962
Administrative fees payable........................................           3
Asset management fee payable.......................................      70,615
Accrued expenses...................................................       4,442
Variation margin due to broker.....................................       3,290
                                                                    -----------
   Total liabilities...............................................     116,129
                                                                    -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION....... $87,490,349
                                                                    ===========
Amount retained by AXA Equitable in Separate Account No. 4......... $   385,819
Net assets attributable to contractowners..........................  46,041,019
Net assets allocated to contracts in payout period.................  41,063,511
                                                                    -----------
NET ASSETS......................................................... $87,490,349
                                                                    ===========

                          UNITS OUTSTANDING UNIT VALUES
                          ----------------- -----------
Institutional............       1,815       $23,901.55
RIA......................       1,525         2,205.03
MRP......................      45,979           851.21
EPP......................         702         2,287.93

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-15

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2017

INVESTMENT INCOME (NOTE 2):
  Dividends........................................................................ $ 1,188,094
                                                                                    -----------
   Total investment income.........................................................   1,188,094
                                                                                    -----------

EXPENSES (NOTE 6):
  Investment management fees.......................................................    (113,723)
  Custody and bank fees............................................................     (14,558)
  Other operating expenses.........................................................     (55,449)
                                                                                    -----------
   Total expenses..................................................................    (183,730)
                                                                                    -----------

NET INVESTMENT INCOME (LOSS).......................................................   1,004,364
                                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTE 2):
  Net realized gain (loss) from investments........................................   7,103,756
  Net realized gain (loss) on futures contracts....................................     111,414
  Change in unrealized appreciation (depreciation) of investments..................  13,087,577
  Change in unrealized appreciation (depreciation) on futures contracts............       5,671
                                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS.......  20,308,418
                                                                                    -----------

NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO OPERATIONS................... $21,312,782
                                                                                    ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-16

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS


                                             YEAR ENDED        YEAR ENDED
                                          DECEMBER 31, 2017 DECEMBER 31, 2016
                                          ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net Investment Income (Loss)............   $  1,004,364       $ 1,111,972
 Net realized gain (loss) on
   investments and futures contracts.....      7,215,170         7,966,929
 Net change in unrealized appreciation
   (depreciation) of investments and
   futures contracts.....................     13,093,248        (3,798,199)
                                            ------------       -----------
   Net increase (decrease) in assets
    attributable to operations...........     21,312,782         5,280,702
                                            ------------       -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Contributions...........................      5,487,796         1,928,231
 Withdrawals.............................    (13,055,850)       (9,533,165)
 Asset management fees (Note 6)..........        (63,319)          (59,223)
 Administrative fees (Note 6)............       (280,227)         (291,388)
                                            ------------       -----------
   Net increase (decrease) in net
    assets attributable to
    contractowners transactions..........     (7,911,600)       (7,955,545)
                                            ------------       -----------
   Net increase (decrease) in net
    assets attributable to AXA
    Equitable's transactions.............     (1,207,851)       (4,498,633)
                                            ------------       -----------
INCREASE (DECREASE) IN NET ASSETS........     12,193,331        (7,173,476)
NET ASSETS ATTRIBUTABLE TO
 CONTRACTOWNERS OR IN ACCUMULATION --
 BEGINNING OF PERIOD.....................     75,297,018        82,470,494
                                            ------------       -----------

NET ASSETS ATTRIBUTABLE TO
 CONTRACTOWNERS OR IN ACCUMULATION --
 END OF PERIOD...........................   $ 87,490,349       $75,297,018
                                            ============       ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-17

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2017

COMPANY                                            SHARES U.S. $ VALUE
----------------------------------------------------------------------
COMMON STOCKS -- 98.7%

INFORMATION TECHNOLOGY -- 37.4%

COMMUNICATIONS EQUIPMENT -- 0.3%
Arista Networks, Inc./(a)/........................    360   $   84,809
CommScope Holding Co., Inc./(a)/..................    606       22,925
F5 Networks, Inc./(a)/............................    420       55,112
Harris Corp.......................................    200       28,330
Motorola Solutions, Inc...........................     70        6,324
Palo Alto Networks, Inc./(a)/.....................    600       86,964
                                                            ----------
                                                               284,464
                                                            ----------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.7%
Amphenol Corp. -- Class A.........................  1,990      174,722
CDW Corp./DE......................................  1,011       70,254
Cognex Corp.......................................  1,080       66,053
Coherent, Inc./(a)/...............................    200       56,444
Corning, Inc......................................    300        9,597
FLIR Systems, Inc.................................    450       20,979
IPG Photonics Corp./(a)/..........................    260       55,674
National Instruments Corp.........................    540       22,480
Trimble, Inc./(a)/................................  1,290       52,426
Universal Display Corp............................    300       51,795
Zebra Technologies Corp. -- Class A/(a)/..........    340       35,292
                                                            ----------
                                                               615,716
                                                            ----------
INTERNET SOFTWARE & SERVICES -- 8.4%
Alphabet, Inc. -- Class A/(a)/....................  2,020    2,127,868
Alphabet, Inc. -- Class C/(a)/....................  2,041    2,135,702
CoStar Group, Inc./(a)/...........................    230       68,299
Facebook, Inc. -- Class A/(a)/.................... 15,710    2,772,187
GoDaddy, Inc. -- Class A/(a)/.....................    770       38,716
IAC/InterActiveCorp/(a)/..........................    460       56,249
LogMeIn, Inc......................................    210       24,045
Match Group, Inc./(a)/............................    240        7,514
Pandora Media, Inc./(a)/..........................  1,514        7,297
Twitter, Inc./(a)/................................    273        6,555
VeriSign, Inc./(a)/...............................    580       66,375
Zillow Group, Inc. -- Class A/(a)/................    230        9,370
Zillow Group, Inc. -- Class C/(a)/................    470       19,232
                                                            ----------
                                                             7,339,409
                                                            ----------
IT SERVICES -- 7.5%
Accenture PLC -- Class A..........................  4,160      636,855
Alliance Data Systems Corp........................    330       83,648
Automatic Data Processing, Inc....................  3,010      352,742
Black Knight, Inc./(a)/...........................    710       31,347
Booz Allen Hamilton Holding Corp..................    910       34,698
Broadridge Financial Solutions, Inc...............    770       69,747
Cognizant Technology Solutions Corp. -- Class A...  3,930      279,109
CoreLogic, Inc./United States/(a)/................    320       14,787
CSRA, Inc.........................................  1,070       32,014
DST Systems, Inc..................................     40        2,483
DXC Technology Co.................................   1900      180,310
Euronet Worldwide, Inc./(a)/......................    320       26,966
Fidelity National Information Services, Inc.......  1,260      118,553
First Data Corp. -- Class A/(a)/..................  3,047       50,915
Fiserv, Inc./(a)/.................................  1,430      187,516
FleetCor Technologies, Inc./(a)/..................    624      120,076
Gartner, Inc./(a)/................................    590       72,659
Genpact Ltd./(a)/.................................  1,000       31,740
Global Payments, Inc..............................  1,010      101,242

COMPANY                                            SHARES U.S. $ VALUE
----------------------------------------------------------------------
IT SERVICES (CONTINUED)
International Business Machines Corp..............  3,965   $  608,310
Jack Henry & Associates, Inc......................    520       60,819
Mastercard, Inc. -- Class A.......................  6,330      958,109
Paychex, Inc......................................  2,150      146,372
PayPal Holdings, Inc./(a)/........................  7,610      560,248
Sabre Corp........................................  1,080       22,140
Square, Inc. -- Class A/(a)/......................  1,628       56,443
Switch, Inc.......................................    179        3,256
Total System Services, Inc........................  1,200       94,908
Vantiv, Inc. -- Class A/(a)/......................  1,060       77,963
Visa, Inc. -- Class A............................. 12,430    1,417,269
Western Union Co. (The) -- Class W................  3,160       60,072
WEX, Inc./(a)/....................................    200       28,246
                                                            ----------
                                                             6,521,562
                                                            ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.7%
Advanced Micro Devices, Inc./(a)/.................  5,500       56,540
Analog Devices, Inc...............................  2,424      215,809
Applied Materials, Inc............................  7,220      369,086
Broadcom Ltd......................................  2,747      705,704
Cavium, Inc./(a)/.................................    450       37,724
Cypress Semiconductor Corp........................    150        2,286
KLA-Tencor Corp...................................  1,020      107,171
Lam Research Corp.................................  1,070      196,955
Maxim Integrated Products, Inc....................  1,880       98,286
Microchip Technology, Inc.........................  1,535      134,922
Micron Technology, Inc./(a)/......................  5,450      224,104
Microsemi Corp./(a)/..............................    600       30,990
NVIDIA Corp.......................................  3,840      743,040
NXP Semiconductors NV/(a)/........................  1,300      152,217
ON Semiconductor Corp./(a)/.......................  2,620       54,863
Qorvo, Inc./(a)/..................................    430       28,638
Skyworks Solutions, Inc...........................  1,230      116,788
Teradyne, Inc.....................................  1,200       50,244
Texas Instruments, Inc............................  6,690      698,704
Versum Materials, Inc.............................     30        1,136
Xilinx, Inc.......................................  1,550      104,501
                                                            ----------
                                                             4,129,708
                                                            ----------
SOFTWARE -- 8.9%
Activision Blizzard, Inc..........................  4,960      314,067
Adobe Systems, Inc./(a)/..........................  3,330      583,549
ANSYS, Inc./(a)/..................................    570       84,126
Atlassian Corp. PLC -- Class A/(a)/...............    490       22,305
Autodesk, Inc./(a)/...............................  1,140      119,506
Cadence Design Systems, Inc./(a)/.................  1,850       77,367
CDK Global, Inc...................................    890       63,439
Citrix Systems, Inc./(a)/.........................  1,000       88,000
Dell Technologies, Inc. -- Class V/(a)/...........  1,366      111,029
Electronic Arts, Inc./(a)/........................  2,020      212,221
Fortinet, Inc./(a)/...............................    970       42,379
Guidewire Software, Inc./(a)/.....................    180       13,367
Intuit, Inc.......................................  1,640      258,759
Manhattan Associates, Inc./(a)/...................    460       22,788
Microsoft Corp./(b)/.............................. 50,450    4,315,493
Oracle Corp.......................................  1,565       73,993
PTC, Inc./(a)/....................................    750       45,578
Red Hat, Inc./(a)/................................  1,190      142,919
salesforce.com, Inc./(a)/.........................  4,550      465,147
ServiceNow, Inc./(a)/.............................  1,127      146,950

                                    FSA-18

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

COMPANY                                                 SHARES U.S. $ VALUE
---------------------------------------------------------------------------
SOFTWARE (CONTINUED)
Splunk, Inc./(a)/......................................    910  $    75,385
SS&C Technologies Holdings, Inc........................  1,050       42,504
Symantec Corp..........................................  4,100      115,046
Synopsys, Inc./(a)/....................................     80        6,819
Tableau Software, Inc. -- Class A/(a)/.................    400       27,680
Take-Two Interactive Software, Inc./(a)/...............    700       76,846
Tyler Technologies, Inc./(a)/..........................    230       40,722
Ultimate Software Group, Inc. (The)/(a)/...............    190       41,464
VMware, Inc. -- Class A/(a)/...........................    470       58,900
Workday, Inc. -- Class A/(a)/..........................    880       89,531
                                                                -----------
                                                                  7,777,879
                                                                -----------
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 6.9%
Apple, Inc............................................. 35,010    5,924,742
NCR Corp./(a)/.........................................    770       26,172
NetApp, Inc............................................  1,550       85,746
Western Digital Corp...................................    250       19,883
                                                                  6,056,543
                                                                -----------
Total Information Technology...........................          32,725,281
                                                                -----------

CONSUMER DISCRETIONARY -- 18.0%

AUTO COMPONENTS -- 0.4%
Aptiv PLC..............................................  1,800      152,694
BorgWarner, Inc........................................    100        5,109
Delphi Technologies PLC/(a)/...........................    600       31,482
Gentex Corp............................................  1,190       24,931
Lear Corp..............................................    390       68,897
Visteon Corp./(a)/.....................................    220       27,531
                                                                -----------
                                                                    310,644
                                                                -----------
AUTOMOBILES -- 0.4%
Harley-Davidson, Inc...................................    810       41,213
Tesla, Inc./(a)/.......................................    867      269,941
Thor Industries, Inc...................................    320       48,230
                                                                -----------
                                                                    359,384
                                                                -----------
DISTRIBUTORS -- 0.1%
Genuine Parts Co.......................................    350       33,254
LKQ Corp./(a)/.........................................    290       11,794
Pool Corp..............................................    270       35,005
                                                                -----------
                                                                     80,053
                                                                -----------
DIVERSIFIED CONSUMER SERVICES -- 0.1%
Bright Horizons Family Solutions, Inc./(a)/............    350       32,900
H&R Block, Inc.........................................    200        5,244
Service Corp. International/US.........................  1,210       45,157
ServiceMaster Global Holdings, Inc./(a)/...............    861       44,144
                                                                -----------
                                                                    127,445
                                                                -----------
HOTELS, RESTAURANTS & LEISURE -- 3.3%
Aramark................................................    644       27,524
Chipotle Mexican Grill, Inc. -- Class A/(a)/...........    190       54,916
Choice Hotels International, Inc.......................    200       15,520
Darden Restaurants, Inc................................    840       80,657
Domino's Pizza, Inc....................................    340       64,246
Dunkin' Brands Group, Inc..............................    576       37,135
Extended Stay America, Inc.............................    700       13,300
Hilton Grand Vacations, Inc./(a)/......................    457       19,171
Hilton Worldwide Holdings, Inc.........................  1,291      103,099
Las Vegas Sands Corp...................................  2,420      168,166
Marriott International, Inc./MD -- Class A.............  2,108      286,119

COMPANY                                                 SHARES U.S. $ VALUE
---------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
McDonald's Corp........................................  5,498   $  946,316
MGM Resorts International/(a)/.........................    230        7,680
Six Flags Entertainment Corp...........................    420       27,959
Starbucks Corp.........................................  9,460      543,288
Vail Resorts, Inc......................................    270       57,367
Wendy's Co. (The)......................................  1,190       19,540
Wyndham Worldwide Corp.................................    660       76,474
Wynn Resorts Ltd.......................................    540       91,039
Yum China Holdings, Inc./(a)/..........................  2,120       84,842
Yum! Brands, Inc.......................................  2,320      189,335
                                                                 ----------
                                                                  2,913,693
                                                                 ----------
HOUSEHOLD DURABLES -- 0.4%
DR Horton, Inc.........................................  1,240       63,327
Leggett & Platt, Inc...................................    690       32,934
Mohawk Industries, Inc./(a)/...........................     40       11,036
NVR, Inc./(a)/.........................................     50      175,411
PulteGroup, Inc........................................    490       16,292
Tempur Sealy International, Inc./(a)/..................    110        6,896
Toll Brothers, Inc.....................................    470       22,569
Tupperware Brands Corp.................................    320       20,064
Whirlpool Corp.........................................     50        8,432
                                                                 ----------
                                                                    356,961
                                                                 ----------
INTERNET & DIRECT MARKETING RETAIL -- 5.1%
Amazon.com, Inc./(a)/..................................  2,680    3,134,180
Expedia, Inc...........................................    821       98,331
Liberty Expedia Holdings, Inc./(a)/....................     58        2,571
Liberty Interactive Corp. QVC Group -- Class A/(a)/....  1,540       37,607
Netflix, Inc./(a)/.....................................  2,763      530,385
Priceline Group, Inc. (The)/(a)/.......................    338      587,356
TripAdvisor, Inc./(a)/.................................    340       11,716
Wayfair, Inc. -- Class A/(a)/..........................    250       20,068
                                                                 ----------
                                                                  4,422,214
                                                                 ----------
LEISURE PRODUCTS -- 0.1%
Brunswick Corp./DE.....................................    450       24,849
Hasbro, Inc............................................    560       50,898
Mattel, Inc............................................    420        6,460
Polaris Industries, Inc................................    370       45,876
                                                                 ----------
                                                                    128,083
                                                                 ----------
MEDIA -- 3.2%
AMC Networks, Inc. -- Class A/(a)/.....................    320       17,306
Cable One, Inc.........................................     50       35,168
CBS Corp. -- Class B...................................  2,230      131,570
Charter Communications, Inc. -- Class A/(a)/...........    877      294,637
Comcast Corp. -- Class A............................... 29,310    1,173,865
DISH Network Corp. -- Class A/(a)/.....................  1,140       54,435
Interpublic Group of Cos., Inc. (The)..................  2,190       44,150
Lions Gate Entertainment Corp. -- Class A/(a)/.........    195        6,593
Lions Gate Entertainment Corp. -- Class B/(a)/.........    422       13,394
Live Nation Entertainment, Inc./(a)/...................    890       37,887
Madison Square Garden Co. (The) -- Class A/(a)/........     16        3,374
Omnicom Group, Inc.....................................  1,510      109,973
Regal Entertainment Group -- Class A...................    150        3,452
Scripps Networks Interactive, Inc. -- Class A..........    320       27,322
Sirius XM Holdings, Inc................................  9,280       49,741
Twenty-First Century Fox, Inc. -- Class A..............    340       11,740
Twenty-First Century Fox, Inc. -- Class B..............    120        4,094
Walt Disney Co. (The)..................................  7,190      772,997
                                                                 ----------
                                                                  2,791,698
                                                                 ----------

                                    FSA-19

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
MULTILINE RETAIL -- 0.3%
Dollar General Corp..........................    690  $    64,177
Dollar Tree, Inc./(a)/.......................  1,466      157,317
Nordstrom, Inc...............................    780       36,956
                                                      -----------
                                                          258,450
                                                      -----------
SPECIALTY RETAIL -- 3.6%
Advance Auto Parts, Inc......................    120       11,963
AutoZone, Inc./(a)/..........................    170      120,933
Burlington Stores, Inc./(a)/.................    270       33,218
CarMax, Inc./(a)/............................  1,220       78,239
Dick's Sporting Goods, Inc...................    440       12,646
Floor & Decor Holdings, Inc. -- Class A/(a)/.    130        6,328
Foot Locker, Inc.............................     60        2,813
Gap, Inc. (The)..............................     70        2,384
Home Depot, Inc. (The).......................  8,090    1,533,298
L Brands, Inc................................    240       14,453
Lowe's Cos., Inc.............................  5,668      526,784
Michaels Cos., Inc. (The)/(a)/...............    584       14,127
O'Reilly Automotive, Inc./(a)/...............    580      139,513
Ross Stores, Inc.............................  2,560      205,440
Sally Beauty Holdings, Inc./(a)/.............    300        5,628
TJX Cos., Inc. (The).........................  4,320      330,307
Tractor Supply Co............................    850       63,537
Ulta Salon Cosmetics & Fragrance, Inc./(a)/..    400       89,464
Williams-Sonoma, Inc.........................    110        5,687
                                                      -----------
                                                        3,196,762
                                                      -----------
TEXTILES, APPAREL & LUXURY GOODS -- 1.0%
Carter's, Inc................................    300       35,247
Hanesbrands, Inc.............................  2,420       50,602
Lululemon Athletica, Inc./(a)/...............    640       50,297
Michael Kors Holdings Ltd./(a)/..............     40        2,518
NIKE, Inc. -- Class B........................  8,870      554,818
Skechers U.S.A., Inc. -- Class A/(a)/........    370       14,001
Tapestry, Inc................................    300       13,269
Under Armour, Inc. -- Class A/(a)/...........    890       12,843
Under Armour, Inc. -- Class C/(a)/...........    899       11,975
VF Corp......................................  1,620      119,880
                                                      -----------
                                                          865,450
                                                      -----------
Total Consumer Discretionary.................          15,810,837
                                                      -----------

HEALTH CARE -- 12.6%

BIOTECHNOLOGY -- 4.5%
AbbVie, Inc.................................. 10,729    1,037,602
ACADIA Pharmaceuticals, Inc./(a)/............    600       18,066
Agios Pharmaceuticals, Inc./(a)/.............    250       14,293
Alexion Pharmaceuticals, Inc./(a)/...........  1,180      141,116
Alkermes PLC/(a)/............................  1,020       55,825
Alnylam Pharmaceuticals, Inc./(a)/...........    470       59,713
Amgen, Inc...................................  1,410      245,199
Biogen, Inc./(a)/............................  1,359      432,937
BioMarin Pharmaceutical, Inc./(a)/...........  1,170      104,329
Bioverativ, Inc./(a)/........................    689       37,151
Celgene Corp./(a)/...........................  5,206      543,298
Exelixis, Inc./(a)/..........................  1,900       57,760
Gilead Sciences, Inc.........................  6,237      446,819
Incyte Corp./(a)/............................  1,120      106,075
Intercept Pharmaceuticals, Inc./(a)/.........    100        5,842
Intrexon Corp./(a)/..........................    270        3,110
Ionis Pharmaceuticals, Inc./(a)/.............    810       40,743

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
BIOTECHNOLOGY (CONTINUED)
Neurocrine Biosciences, Inc./(a)/............    570   $   44,226
OPKO Health, Inc./(a)/.......................    200          980
Regeneron Pharmaceuticals, Inc./(a)/.........    540      203,018
Seattle Genetics, Inc./(a)/..................    640       34,240
TESARO, Inc./(a)/............................    250       20,717
Vertex Pharmaceuticals, Inc./(a)/............  1,680      251,765
                                                       ----------
                                                        3,904,824
                                                       ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.4%
ABIOMED, Inc./(a)/...........................    270       50,601
Align Technology, Inc./(a)/..................    540      119,982
Baxter International, Inc....................    270       17,453
Becton Dickinson and Co......................  1,794      384,024
Boston Scientific Corp./(a)/.................  9,160      227,076
Cooper Cos., Inc. (The)......................    270       58,828
DexCom, Inc./(a)/............................    570       32,712
Edwards Lifesciences Corp./(a)/..............  1,390      156,667
Hill-Rom Holdings, Inc.......................    420       35,402
Hologic, Inc./(a)/...........................  1,030       44,032
IDEXX Laboratories, Inc./(a)/................    570       89,137
Intuitive Surgical, Inc./(a)/................    760      277,354
Medtronic PLC................................    650       52,487
ResMed, Inc..................................    940       79,609
Stryker Corp.................................  2,270      351,487
Teleflex, Inc................................     50       12,441
Varian Medical Systems, Inc./(a)/............    590       65,578
West Pharmaceutical Services, Inc............    470       46,375
                                                       ----------
                                                        2,101,245
                                                       ----------
HEALTH CARE PROVIDERS & SERVICES -- 2.7%
Aetna, Inc...................................    690      124,469
AmerisourceBergen Corp. -- Class A...........  1,060       97,329
Centene Corp./(a)/...........................    122       12,307
Cigna Corp...................................  1,490      302,604
Express Scripts Holding Co./(a)/.............    220       16,421
HCA Healthcare, Inc./(a)/....................    110        9,662
Henry Schein, Inc./(a)/......................  1,040       72,675
Humana, Inc..................................    910      225,744
LifePoint Health, Inc./(a)/..................     50        2,490
McKesson Corp................................    140       21,833
Patterson Cos., Inc..........................     20          723
Premier, Inc. -- Class A/(a)/................     89        2,598
UnitedHealth Group, Inc......................  6,480    1,428,581
WellCare Health Plans, Inc./(a)/.............    270       54,300
                                                       ----------
                                                        2,371,736
                                                       ----------
HEALTH CARE TECHNOLOGY -- 0.2%
athenahealth, Inc./(a)/......................    270       35,921
Cerner Corp./(a)/............................  1,900      128,041
Veeva Systems, Inc. -- Class A/(a)/..........    728       40,244
                                                       ----------
                                                          204,206
                                                       ----------
LIFE SCIENCES TOOLS & SERVICES -- 1.0%
Agilent Technologies, Inc....................    480       32,146
Bio-Techne Corp..............................    250       32,387
Bruker Corp..................................    240        8,237
Charles River Laboratories International,
 Inc./(a)/...................................    320       35,024
Illumina, Inc./(a)/..........................  1,010      220,675
IQVIA Holdings, Inc./(a)/....................    601       58,838
Mettler-Toledo International, Inc./(a)/......    200      123,904
PerkinElmer, Inc.............................    100        7,312

                                    FSA-20

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES (CONTINUED)
QIAGEN NV/(a)/...............................    450  $    13,918
Thermo Fisher Scientific, Inc................  1,240      235,451
Waters Corp./(a)/............................    540      104,323
                                                      -----------
                                                          872,215
                                                      -----------
PHARMACEUTICALS -- 1.8%
Akorn, Inc./(a)/.............................    570       18,371
Bristol-Myers Squibb Co......................  5,440      333,363
Eli Lilly & Co...............................  6,570      554,903
Johnson & Johnson............................  2,760      385,627
Merck & Co., Inc.............................  1,000       56,270
Zoetis, Inc..................................  3,300      237,732
                                                      -----------
                                                        1,586,266
                                                      -----------
Total Health Care............................          11,040,492
                                                      -----------

INDUSTRIALS -- 12.5%

AEROSPACE & DEFENSE -- 3.0%
Boeing Co. (The).............................  3,753    1,106,797
General Dynamics Corp........................    740      150,553
HEICO Corp...................................    150       14,153
HEICO Corp. -- Class A.......................    312       24,664
Hexcel Corp..................................    380       23,503
Huntington Ingalls Industries, Inc...........    270       63,639
Lockheed Martin Corp.........................  1,510      484,785
Northrop Grumman Corp........................  1,110      340,670
Raytheon Co..................................    740      139,009
Rockwell Collins, Inc........................  1,107      150,131
TransDigm Group, Inc.........................    340       93,371
                                                      -----------
                                                        2,591,275
                                                      -----------
AIR FREIGHT & LOGISTICS -- 1.3%
CH Robinson Worldwide, Inc...................    920       81,963
Expeditors International of Washington, Inc..    810       52,399
FedEx Corp...................................  1,670      416,732
United Parcel Service, Inc. -- Class B.......  4,640      552,856
XPO Logistics, Inc./(a)/.....................    550       50,374
                                                      -----------
                                                        1,154,324
                                                      -----------
AIRLINES -- 0.4%
Alaska Air Group, Inc........................    660       48,517
American Airlines Group, Inc.................  1,250       65,038
Copa Holdings SA -- Class A..................     50        6,703
Southwest Airlines Co........................  3,750      245,437
                                                      -----------
                                                          365,695
                                                      -----------
BUILDING PRODUCTS -- 0.4%
Allegion PLC.................................    640       50,918
AO Smith Corp................................    940       57,603
Armstrong World Industries, Inc./(a)/........    250       15,138
Fortune Brands Home & Security, Inc..........    940       64,334
Lennox International, Inc....................    270       56,230
Masco Corp...................................  1,360       59,758
                                                      -----------
                                                          303,981
                                                      -----------
COMMERCIAL SERVICES & SUPPLIES -- 0.5%
Cintas Corp..................................    600       93,498
Clean Harbors, Inc./(a)/.....................    220       11,924
Copart, Inc./(a)/............................  1,330       57,443
KAR Auction Services, Inc....................    920       46,469
Rollins, Inc.................................    640       29,779
Waste Management, Inc........................  2,440      210,572
                                                      -----------
                                                          449,685
                                                      -----------

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
CONSTRUCTION & ENGINEERING -- 0.0%
Quanta Services, Inc./(a)/...................    210   $    8,213
                                                       ----------

ELECTRICAL EQUIPMENT -- 0.4%
Acuity Brands, Inc...........................    190       33,440
AMETEK, Inc..................................    240       17,393
BWX Technologies, Inc........................    620       37,504
Emerson Electric Co..........................    590       41,117
Hubbell, Inc.................................    250       33,835
Rockwell Automation, Inc.....................    870      170,824
Sensata Technologies Holding NV/(a)/.........    550       28,111
                                                       ----------
                                                          362,224
                                                       ----------
INDUSTRIAL CONGLOMERATES -- 2.0%
3M Co........................................  3,938      926,887
General Electric Co.......................... 10,140      176,943
Honeywell International, Inc.................  3,010      461,614
Roper Technologies, Inc......................    670      173,530
                                                       ----------
                                                        1,738,974
                                                       ----------
MACHINERY -- 2.5%
Allison Transmission Holdings, Inc...........    850       36,610
Caterpillar, Inc.............................  3,450      543,651
Cummins, Inc.................................    350       61,824
Deere & Co...................................  2,140      334,931
Donaldson Co., Inc...........................    790       38,671
Dover Corp...................................    100       10,099
Fortive Corp.................................  1,830      132,400
Gardner Denver Holdings, Inc./(a)/...........    400       13,572
Graco, Inc...................................  1,110       50,194
IDEX Corp....................................    470       62,026
Illinois Tool Works, Inc.....................  2,030      338,705
Ingersoll-Rand PLC...........................    840       74,920
Lincoln Electric Holdings, Inc...............    370       33,885
Middleby Corp. (The)/(a)/....................    390       52,630
Nordson Corp.................................    390       57,096
Parker-Hannifin Corp.........................    750      149,685
Snap-on, Inc.................................     50        8,715
Stanley Black & Decker, Inc..................    120       20,363
Toro Co. (The)...............................    660       43,052
WABCO Holdings, Inc./(a)/....................    320       45,920
Wabtec Corp./DE..............................    140       11,400
Welbilt, Inc./(a)/...........................    820       19,278
Xylem, Inc./NY...............................    620       42,284
                                                       ----------
                                                        2,181,911
                                                       ----------
PROFESSIONAL SERVICES -- 0.3%
Dun & Bradstreet Corp. (The).................    100       11,841
Equifax, Inc.................................    810       95,515
Robert Half International, Inc...............    810       44,987
TransUnion/(a)/..............................    960       52,762
Verisk Analytics, Inc. -- Class A/(a)/.......    997       95,712
                                                       ----------
                                                          300,817
                                                       ----------
ROAD & RAIL -- 1.2%
CSX Corp.....................................  5,250      288,802
JB Hunt Transport Services, Inc..............    590       67,838
Landstar System, Inc.........................    270       28,107
Old Dominion Freight Line, Inc./(a)/.........    270       35,519
Union Pacific Corp...........................  4,910      658,431
                                                       ----------
                                                        1,078,697
                                                       ----------

                                    FSA-21

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS -- 0.5%
Air Lease Corp...............................     20  $       962
Fastenal Co..................................  1,900      103,911
HD Supply Holdings, Inc./(a)/................  1,318       52,759
MSC Industrial Direct Co., Inc. -- Class A...    120       11,599
United Rentals, Inc./(a)/....................    570       97,989
Univar, Inc./(a)/............................    650       20,124
Watsco, Inc..................................    220       37,409
WW Grainger, Inc.............................    340       80,325
                                                      -----------
                                                          405,078
                                                      -----------
Total Industrials............................          10,940,874
                                                      -----------

CONSUMER STAPLES -- 6.7%

BEVERAGES -- 2.9%
Brown-Forman Corp. -- Class A................    300       20,172
Brown-Forman Corp. -- Class B................  1,090       74,850
Coca-Cola Co. (The).......................... 19,330      886,860
Constellation Brands, Inc. -- Class A........  1,080      246,856
Dr Pepper Snapple Group, Inc.................  1,180      114,531
Monster Beverage Corp./(a)/..................  2,740      173,415
PepsiCo, Inc.................................  8,357    1,002,171
                                                      -----------
                                                        2,518,855
                                                      -----------
FOOD & STAPLES RETAILING -- 1.1%
Costco Wholesale Corp........................  2,930      545,332
Kroger Co. (The).............................  3,250       89,212
Rite Aid Corp./(a)/..........................  3,260        6,422
Sprouts Farmers Market, Inc./(a)/............    876       21,331
Sysco Corp...................................  3,290      199,802
Walgreens Boots Alliance, Inc................  1,120       81,334
                                                      -----------
                                                          943,433
                                                      -----------
FOOD PRODUCTS -- 0.6%
Blue Buffalo Pet Products, Inc./(a)/.........    580       19,018
Campbell Soup Co.............................    770       37,045
General Mills, Inc...........................  2,750      163,047
Hershey Co. (The)............................    810       91,943
Kellogg Co...................................  1,510      102,650
Lamb Weston Holdings, Inc./(a)/..............    226       12,758
McCormick & Co., Inc./MD.....................    790       80,509
Pilgrim's Pride Corp./(a)/...................    300        9,318
TreeHouse Foods, Inc./(a)/...................    100        4,946
                                                      -----------
                                                          521,234
                                                      -----------
HOUSEHOLD PRODUCTS -- 0.7%
Church & Dwight Co., Inc.....................  1,630       81,777
Clorox Co. (The).............................    760      113,043
Colgate-Palmolive Co.........................    910       68,660
Energizer Holdings, Inc......................    380       18,232
Kimberly-Clark Corp..........................  2,050      247,353
Procter & Gamble Co. (The)...................    850       78,098
Spectrum Brands Holdings, Inc................    170       19,108
                                                      -----------
                                                          626,271
                                                      -----------
PERSONAL PRODUCTS -- 0.2%
Estee Lauder Cos., Inc. (The) -- Class A.....  1,440      183,226
Herbalife Ltd./(a)/..........................    450       30,474
Nu Skin Enterprises, Inc. -- Class A.........     50        3,411
                                                      -----------
                                                          217,111
                                                      -----------

COMPANY                                  SHARES U.S. $ VALUE
------------------------------------------------------------
TOBACCO -- 1.2%
Altria Group, Inc....................... 12,960   $  925,474
Philip Morris International, Inc........    947      100,050
                                                  ----------
                                                   1,025,524
                                                  ----------
Total Consumer Staples..................           5,852,428
                                                  ----------

MATERIALS -- 3.7%

CHEMICALS -- 2.7%
Albemarle Corp..........................    150       19,184
Axalta Coating Systems Ltd./(a)/........  1,407       45,531
Celanese Corp. -- Class A...............    550       58,894
Chemours Co. (The)......................  1,200       60,072
DowDuPont, Inc..........................  7,470      532,013
Ecolab, Inc.............................  1,736      232,936
FMC Corp................................    890       84,247
Huntsman Corp...........................    650       21,639
International Flavors & Fragrances, Inc.    540       82,409
LyondellBasell Industries NV -- Class A.    950      104,804
Monsanto Co.............................  2,953      344,851
NewMarket Corp..........................     50       19,870
Platform Specialty Products Corp./(a)/..    650        6,448
PPG Industries, Inc.....................  1,580      184,576
Praxair, Inc............................  1,680      259,862
RPM International, Inc..................    770       40,363
Scotts Miracle-Gro Co. (The) -- Class A.    270       28,887
Sherwin-Williams Co. (The)..............    570      233,723
Westlake Chemical Corp..................    100       10,653
WR Grace & Co...........................    450       31,559
                                                  ----------
                                                   2,402,521
                                                  ----------
CONSTRUCTION MATERIALS -- 0.3%
Eagle Materials, Inc....................    320       36,256
Martin Marietta Materials, Inc..........    390       86,205
Vulcan Materials Co.....................    830      106,547
                                                  ----------
                                                     229,008
                                                  ----------
CONTAINERS & PACKAGING -- 0.6%
AptarGroup, Inc.........................    100        8,628
Ardagh Group SA.........................     50        1,055
Avery Dennison Corp.....................    570       65,470
Ball Corp...............................  1,240       46,934
Berry Global Group, Inc./(a)/...........    840       49,283
Crown Holdings, Inc./(a)/...............    610       34,312
Graphic Packaging Holding Co............  1,460       22,557
International Paper Co..................  2,500      144,850
Owens-Illinois, Inc./(a)/...............    840       18,623
Packaging Corp. of America..............    640       77,152
Sealed Air Corp.........................    640       31,552
Silgan Holdings, Inc....................    450       13,226
                                                  ----------
                                                     513,642
                                                  ----------
METALS & MINING -- 0.1%
Freeport-McMoRan, Inc./(a)/.............  1,780       33,749
Royal Gold, Inc.........................    120        9,854
Southern Copper Corp....................    488       23,156
Steel Dynamics, Inc.....................    170        7,332
                                                  ----------
                                                      74,091
                                                  ----------
Total Materials.........................           3,219,262
                                                  ----------

                                    FSA-22

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

COMPANY                                 SHARES U.S. $ VALUE
-----------------------------------------------------------
FINANCIALS -- 3.4%

BANKS -- 0.2%
Bank of the Ozarks, Inc................    325   $   15,746
East West Bancorp, Inc.................     50        3,042
First Republic Bank/CA.................    850       73,644
Pinnacle Financial Partners, Inc.......    150        9,945
Signature Bank/New York NY/(a)/........    220       30,197
SVB Financial Group/(a)/...............    270       63,118
Western Alliance Bancorp/(a)/..........    350       19,817
                                                 ----------
                                                    215,509
                                                 ----------
CAPITAL MARKETS -- 1.9%
Ameriprise Financial, Inc..............    920      155,912
BGC Partners, Inc. -- Class A..........    350        5,289
CBOE Global Markets, Inc...............    750       93,442
Charles Schwab Corp. (The).............  6,300      323,631
Eaton Vance Corp.......................    700       39,473
FactSet Research Systems, Inc..........    280       53,973
Federated Investors, Inc. -- Class B...    170        6,134
Intercontinental Exchange, Inc.........  1,830      129,125
Invesco Ltd............................    370       13,520
Lazard Ltd. -- Class A.................    700       36,750
Legg Mason, Inc........................    100        4,198
LPL Financial Holdings, Inc............    574       32,798
MarketAxess Holdings, Inc..............    270       54,472
Moody's Corp...........................  1,140      168,275
MSCI, Inc. -- Class A..................    590       74,659
Raymond James Financial, Inc...........    200       17,860
S&P Global, Inc........................  1,750      296,450
SEI Investments Co.....................    860       61,800
State Street Corp......................    100        9,761
T. Rowe Price Group, Inc...............    260       27,282
TD Ameritrade Holding Corp.............  1,510       77,206
                                                 ----------
                                                  1,682,010
                                                 ----------
CONSUMER FINANCE -- 0.1%
Capital One Financial Corp.............    200       19,916
Credit Acceptance Corp./(a)/...........    100       32,348
                                                 ----------
                                                     52,264
                                                 ----------
DIVERSIFIED FINANCIAL SERVICES -- 0.1%
IHS Markit Ltd./(a)/...................  1,450       65,467
Leucadia National Corp.................    500       13,245
Morningstar, Inc.......................    100        9,697
Voya Financial, Inc....................     50        2,474
                                                 ----------
                                                     90,883
                                                 ----------
INSURANCE -- 1.1%
Allstate Corp. (The)...................    650       68,061
American International Group, Inc......    700       41,706
Aon PLC................................  1,760      235,840
Arch Capital Group Ltd./(a)/...........    100        9,077
Arthur J Gallagher & Co................    810       51,257
Aspen Insurance Holdings Ltd...........    100        4,060
Assurant, Inc..........................     50        5,042
Erie Indemnity Co. -- Class A..........    120       14,621
Marsh & McLennan Cos., Inc.............  3,460      281,609
Progressive Corp. (The)................  3,870      217,958
RenaissanceRe Holdings Ltd.............     50        6,280
XL Group Ltd...........................    520       18,283
                                                 ----------
                                                    953,794
                                                 ----------
Total Financials.......................           2,994,460
                                                 ----------

COMPANY                              SHARES U.S. $ VALUE
--------------------------------------------------------
REAL ESTATE -- 2.5%

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) -- 2.4%
American Tower Corp.................  2,830   $  403,756
Boston Properties, Inc..............    170       22,105
CoreSite Realty Corp................    200       22,780
Crown Castle International Corp.....  2,718      301,725
CubeSmart...........................    810       23,425
CyrusOne, Inc.......................    500       29,765
Digital Realty Trust, Inc...........  1,019      116,064
Douglas Emmett, Inc.................    750       30,795
Equinix, Inc........................    564      255,616
Equity LifeStyle Properties, Inc....    550       48,961
Extra Space Storage, Inc............    670       58,592
Federal Realty Investment Trust.....    190       25,234
Gaming and Leisure Properties, Inc..    430       15,910
Hudson Pacific Properties, Inc......    100        3,425
Iron Mountain, Inc..................  1,530       57,727
Lamar Advertising Co. -- Class A....    490       36,378
Outfront Media, Inc.................    100        2,320
Public Storage......................    980      204,820
SBA Communications Corp./(a)/.......    790      129,054
Simon Property Group, Inc...........  1,919      329,569
Tanger Factory Outlet Centers, Inc..     10          265
Taubman Centers, Inc................    150        9,815
                                              ----------
                                               2,128,101
                                              ----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
CBRE Group, Inc. -- Class A/(a)/....    850       36,813
                                              ----------
Total Real Estate...................           2,164,914
                                              ----------

TELECOMMUNICATION SERVICES -- 1.0%

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.9%
Verizon Communications, Inc......... 13,730      726,729
Zayo Group Holdings, Inc./(a)/......  1,245       45,816
                                              ----------
                                                 772,545
                                              ----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
T-Mobile US, Inc./(a)/..............  1,190       75,577
                                              ----------
Total Telecommunication Services....             848,122
                                              ----------

ENERGY -- 0.9%

ENERGY EQUIPMENT & SERVICES -- 0.2%
Halliburton Co......................  3,900      190,593
RPC, Inc............................    350        8,935
                                              ----------
                                                 199,528
                                              ----------
OIL, GAS & CONSUMABLE FUELS -- 0.7%
Antero Resources Corp./(a)/.........    750       14,250
Apache Corp.........................    130        5,489
Cabot Oil & Gas Corp................  2,150       61,490
Cheniere Energy, Inc./(a)/..........    900       48,456
Chesapeake Energy Corp./(a)/........    370        1,465
Cimarex Energy Co...................    600       73,206
Continental Resources, Inc./OK/(a)/.    250       13,242
Devon Energy Corp...................    210        8,694
Diamondback Energy, Inc./(a)/.......    140       17,675
EOG Resources, Inc..................    370       39,927
EQT Corp............................    203       11,555
Gulfport Energy Corp./(a)/..........    100        1,276
Laredo Petroleum, Inc./(a)/.........  1,050       11,140
Newfield Exploration Co./(a)/.......  1,320       41,620

                                    FSA-23

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2017

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
ONEOK, Inc...............................  2,491  $   133,144
Parsley Energy, Inc. -- Class A/(a)/.....    980       28,851
RSP Permian, Inc./(a)/...................    400       16,272
Williams Cos., Inc. (The)................    787       23,996
                                                  -----------
                                                      551,748
                                                  -----------
Total Energy.............................             751,276
                                                  -----------

UTILITIES -- 0.0%

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 0.0%
NRG Energy, Inc..........................    350        9,968
                                                  -----------

TOTAL INVESTMENTS -- 98.7%
  (cost $46,126,219).....................          86,357,914
Other assets less liabilities -- 1.3%....           1,132,435
                                                  -----------

NET ASSETS -- 100.0%                              $87,490,349
                                                  ===========

                     NUMBER OF EXPIRATION ORIGINAL     VALUE AT       UNREALIZED
       TYPE          CONTRACTS   MONTH     VALUE   DECEMBER 31, 2017 APPRECIATION
        ----         --------- ---------- -------- ----------------- ------------
PURCHASED CONTRACTS
S&P 500 Index Mini..     7     March 2018 $932,084     $936,600         $4,516

-----------
(a)Non-income producing security.
(b)Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

   Glossary:
   CBOE -- Chicago Board Options Exchange
   MSCI -- Morgan Stanley Capital International
   REIT -- Real Estate Investment Trust
-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-24

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2017

                % OF TOTAL INVESTMENTS* COUNTRY DIVERSIFICATION
                ----------------------- -----------------------
                        99.7%           United States
                         0.3%           Singapore
                         ----
                        100.0%
                        ======
-----------
* All data are as of December 31, 2017. The Fund's country breakdown is expressed as a percentage of long-term investments and may vary over time.

The accompanying notes are an integral part of these financial statements.

                                    FSA-25

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2017

ASSETS:
Investments (Notes 2 and 3):
 Common stocks -- at fair value (cost: $17,794,014).............. $22,363,206
Cash.............................................................     855,160
Dividends receivable.............................................       2,813
Receivable from AXA Equitable's General Account..................       1,383
Fees receivable from Contractowners..............................      11,934
                                                                  -----------
   Total assets..................................................  23,234,496
                                                                  -----------

LIABILITIES:
Payable for investments securities purchased.....................      46,060
Accrued custody and bank fees....................................       1,427
Administrative fees payable......................................          39
Asset management fee payable.....................................      23,389
Accrued expenses.................................................       3,427
                                                                  -----------
   Total liabilities.............................................      74,342
                                                                  -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION..... $23,160,154
                                                                  ===========

               UNITS OUTSTANDING UNIT VALUES
               ----------------- -----------
Institutional.           12      $77,379.57
RIA...........        1,523          687.48
MRP...........      151,206          139.86

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-26

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2017

INVESTMENT INCOME (NOTE 2):
 Dividends.................................................... $   75,530
                                                               ----------
   Total investment income....................................     75,530
                                                               ----------

EXPENSES (NOTE 6):
 Investment management fees...................................   (133,396)
 Custody and bank fees........................................     (1,392)
 Other operating expenses.....................................     (3,785)
                                                               ----------
   Total expenses.............................................   (138,573)
                                                               ----------

NET INVESTMENT INCOME (LOSS)..................................    (63,043)
                                                               ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
 Net realized gain (loss) from investments....................  2,949,445
 Change in unrealized appreciation (depreciation) of
   investments................................................  3,181,758
                                                               ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS........  6,131,203
                                                               ----------

NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO
 OPERATIONS................................................... $6,068,160
                                                               ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-27

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                          YEAR ENDED        YEAR ENDED
                                                                                       DECEMBER 31, 2017 DECEMBER 31, 2016
                                                                                       ----------------- -----------------
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)........................................................    $   (63,043)      $    (7,283)
  Net realized gain (loss) on investments.............................................      2,949,445        (1,169,121)
  Net change in unrealized appreciation (depreciation) of investments.................      3,181,758           808,081
                                                                                          -----------       -----------
   Net increase (decrease) in assets attributable to operations.......................      6,068,160          (368,323)
                                                                                          -----------       -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Contributions.......................................................................      3,169,935         1,238,313
  Withdrawals.........................................................................     (6,206,999)       (3,515,327)
  Asset management fees (Note 6)......................................................        (76,212)          (74,538)
  Administrative fees (Note 6)........................................................       (134,585)         (151,064)
                                                                                          -----------       -----------
   Net increase (decrease) in net assets attributable to contractowners transactions..     (3,247,861)       (2,502,616)
                                                                                          -----------       -----------
INCREASE (DECREASE) IN NET ASSETS.....................................................      2,820,299        (2,870,939)
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD...     20,339,855        23,210,794
                                                                                          -----------       -----------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD.........    $23,160,154       $20,339,855
                                                                                          ===========       ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-28

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2017

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
COMMON STOCKS -- 96.6%

CONSUMER DISCRETIONARY -- 22.1%

AUTO PARTS -- 1.7%
WABCO Holdings, Inc./(a)/....................  2,760   $  396,060
                                                       ----------

DIVERSIFIED RETAIL -- 3.5%
Dollar Tree, Inc./(a)/.......................  7,620      817,702
                                                       ----------

EDUCATION SERVICES -- 5.9%
2U, Inc./(a)/................................  4,140      267,071
Bright Horizons Family Solutions, Inc./(a)/..  6,520      612,880
Grand Canyon Education, Inc./(a)/............  5,470      489,729
                                                       ----------
                                                        1,369,680
                                                       ----------
LEISURE TIME -- 6.8%
Expedia, Inc.................................  5,195      622,206
Liberty Expedia Holdings, Inc./(a)/..........  1,984       87,951
Planet Fitness, Inc./(a)/.................... 25,020      866,443
                                                       ----------
                                                        1,576,600
                                                       ----------
RESTAURANTS -- 1.9%
Buffalo Wild Wings, Inc./(a)/................  2,800      437,780
                                                       ----------

SPECIALTY RETAIL -- 2.3%
Ulta Salon Cosmetics & Fragrance, Inc./(a)/..  2,370      530,074
                                                       ----------
Total Consumer Discretionary.................           5,127,896
                                                       ----------
PRODUCER DURABLES -- 18.2%

AEROSPACE -- 0.7%
Curtiss-Wright Corp..........................  1,330      162,061
                                                       ----------

BACK OFFICE SUPPORT, HR & CONSULTING -- 3.8%
Copart, Inc./(a)/............................ 14,950      645,690
CoStar Group, Inc./(a)/......................    760      225,682
                                                       ----------
                                                          871,372
                                                       ----------
MACHINERY: INDUSTRIAL -- 1.6%
Nordson Corp.................................  2,500      366,000
                                                       ----------

SCIENTIFIC INSTRUMENTS: CONTROL & FILTER --
 7.0%
Allegion PLC.................................  3,310      263,343
FLIR Systems, Inc............................  3,940      183,683
IDEX Corp....................................  3,300      435,501
National Instruments Corp....................  4,490      186,919
Roper Technologies, Inc......................  2,160      559,440
                                                       ----------
                                                        1,628,886
                                                       ----------
SCIENTIFIC INSTRUMENTS: ELECTRICAL -- 2.7%
AO Smith Corp................................  6,870      420,993
Littelfuse, Inc..............................  1,090      215,624
                                                       ----------
                                                          636,617
                                                       ----------
SCIENTIFIC INSTRUMENTS: GAUGES & METERS -- 1.7%
Mettler-Toledo International, Inc./(a)/......    630      390,298
                                                       ----------

TRUCKERS -- 0.7%
Saia, Inc./(a)/..............................  2,350      166,263
                                                       ----------
Total Producer Durables......................           4,221,497
                                                       ----------

HEALTH CARE -- 18.1%

HEALTH CARE MANAGEMENT SERVICES -- 1.5%
Centene Corp./(a)/...........................  3,510      354,089
                                                       ----------

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
HEALTH CARE SERVICES -- 3.4%
Cerner Corp./(a)/............................  6,910   $  465,665
Teladoc, Inc./(a)/...........................  9,020      314,347
                                                       ----------
                                                          780,012
                                                       ----------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 7.6%
Align Technology, Inc./(a)/..................    945      209,970
Cantel Medical Corp..........................  2,800      288,036
Edwards Lifesciences Corp./(a)/..............  8,810      992,975
Nevro Corp./(a)/.............................  3,810      263,042
                                                       ----------
                                                        1,754,023
                                                       ----------
MEDICAL EQUIPMENT -- 1.2%
IDEXX Laboratories, Inc./(a)/................  1,830      286,175
                                                       ----------

PHARMACEUTICALS -- 4.4%
Zoetis, Inc.................................. 14,210    1,023,689
                                                       ----------
Total Health Care............................           4,197,988
                                                       ----------

TECHNOLOGY -- 17.2%

COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 8.2%
Aspen Technology, Inc./(a)/..................  2,776      183,771
HubSpot, Inc./(a)/...........................  3,570      315,588
ServiceNow, Inc./(a)/........................  2,080      271,211
Splunk, Inc./(a)/............................  3,550      294,082
Trade Desk, Inc. (The) -- Class A/(a)/.......  6,140      280,782
Twitter, Inc./(a)/...........................  7,190      172,632
Tyler Technologies, Inc./(a)/................  2,070      366,494
                                                       ----------
                                                        1,884,560
                                                       ----------
COMPUTER TECHNOLOGY -- 1.9%
LogMeIn, Inc.................................  3,910      447,695
                                                       ----------

ELECTRONIC ENTERTAINMENT -- 1.4%
Take-Two Interactive Software, Inc./(a)/.....  2,990      328,242
                                                       ----------

ELECTRONICS -- 1.4%
Coherent, Inc./(a)/..........................  1,170      330,198
                                                       ----------

SEMICONDUCTORS & COMPONENT -- 3.1%
Xilinx, Inc.................................. 10,510      708,584
                                                       ----------

TELECOMMUNICATIONS EQUIPMENT -- 1.2%
Arista Networks, Inc./(a)/...................  1,150      270,917
                                                       ----------
Total Technology.............................           3,970,196
                                                       ----------

FINANCIAL SERVICES -- 11.0%

BANKS: DIVERSIFIED -- 1.8%
First Republic Bank/CA.......................  4,760      412,406
                                                       ----------

FINANCIAL DATA & SYSTEMS -- 4.7%
Fair Isaac Corp..............................  2,670      409,044
Fiserv, Inc./(a)/............................  5,200      681,876
                                                       ----------
                                                        1,090,920
                                                       ----------
SECURITIES BROKERAGE & SERVICES -- 4.5%
CBOE Global Markets, Inc.....................  3,960      493,376
MarketAxess Holdings, Inc....................  2,710      546,743
                                                       ----------
                                                        1,040,119
                                                       ----------
Total Financial Services.....................           2,543,445
                                                       ----------

                                    FSA-29

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2017

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
MATERIALS & PROCESSING -- 5.2%

BUILDING: CLIMATE CONTROL -- 1.2%
Lennox International, Inc....................  1,330  $   276,986
                                                      -----------

CHEMICALS: DIVERSIFIED -- 1.6%
PolyOne Corp.................................  8,340      362,790
                                                      -----------

METAL FABRICATING -- 2.4%
Fastenal Co.................................. 10,160      555,650
                                                      -----------
Total Materials & Processing.................           1,195,426
                                                      -----------

CONSUMER STAPLES -- 4.8%

BEVERAGE: SOFT DRINKS -- 2.7%
Monster Beverage Corp./(a)/..................  9,695      613,596
                                                      -----------

FOODS -- 2.1%
Blue Buffalo Pet Products, Inc./(a)/......... 15,040      493,162
                                                      -----------
Total Consumer Staples.......................           1,106,758
                                                      -----------

TOTAL INVESTMENTS -- 96.6%
 (cost $17,794,014)..........................          22,363,206
Other assets less liabilities -- 3.4%........             796,948
                                                      -----------

NET ASSETS -- 100.0%                                  $23,160,154
                                                      ===========

-----------
(a)Non-income producing security.

Glossary:
MSCI -- Morgan Stanley Capital International

The accompanying notes are an integral part of these financial statements.

                                    FSA-30

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2017

                % OF TOTAL INVESTMENTS* COUNTRY DIVERSIFICATION
                ----------------------- -----------------------
                        100.0%          United States
-----------
* All data are as of December 31, 2017. The Fund's country breakdown is expressed as a percentage of long-term investments and may vary over time.

The accompanying notes are an integral part of these financial statements.

                                    FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2017

                                           1290 VT                                1290 VT GAMCO
                                         DOUBLELINE                 1290 VT GAMCO     SMALL       1290 VT
                                           DYNAMIC   1290 VT EQUITY  MERGERS AND     COMPANY      SOCIALLY     ALL ASSET
                                         ALLOCATION*    INCOME*     ACQUISITIONS*    VALUE*     RESPONSIBLE* GROWTH-ALT 20*
                                         ----------- -------------- ------------- ------------- ------------ --------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value..............   $38,036      $609,521      $116,034     $3,441,767    $3,006,004     $489,346
Receivable for policy-related
 transactions...........................       239           237            11            122           861          764
                                           -------      --------      --------     ----------    ----------     --------
   Total assets.........................    38,275       609,758       116,045      3,441,889     3,006,865      490,110
                                           -------      --------      --------     ----------    ----------     --------

LIABILITIES:
Payable for shares of the Portfolios
 purchased..............................       239           237            11            104           858          765
Payable for direct operating expenses...         6           101            24            619           499           55
                                           -------      --------      --------     ----------    ----------     --------
   Total liabilities....................       245           338            35            723         1,357          820
                                           -------      --------      --------     ----------    ----------     --------
NET ASSETS..............................   $38,030      $609,420      $116,010     $3,441,166    $3,005,508     $489,290
                                           =======      ========      ========     ==========    ==========     ========

NET ASSETS:
Accumulation unit values................   $38,026      $609,357      $115,996     $3,440,350    $3,005,105     $489,268
Retained by AXA Equitable in Separate
 Account No. 66.........................         4            63            14            816           403           22
                                           -------      --------      --------     ----------    ----------     --------
TOTAL NET ASSETS........................   $38,030      $609,420      $116,010     $3,441,166    $3,005,508     $489,290
                                           =======      ========      ========     ==========    ==========     ========

Investments in shares of the
 Portfolios, at cost....................   $37,520      $593,945      $114,124     $3,035,569    $2,661,445     $447,889

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

                                                                                                             AXA
                                                                              AXA GLOBAL       AXA      INTERNATIONAL
                                   AXA         AXA                              EQUITY    INTERNATIONAL     VALUE
                               AGGRESSIVE  CONSERVATIVE AXA CONSERVATIVE-PLUS   MANAGED   CORE MANAGED     MANAGED
                               ALLOCATION* ALLOCATION*       ALLOCATION*      VOLATILITY*  VOLATILITY*   VOLATILITY*
                               ----------- ------------ --------------------- ----------- ------------- -------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value.... $3,008,664   $2,147,724        $947,016        $1,918,860   $1,885,651      $66,971
Receivable for shares of the
 Portfolios sold..............         --           --              --                --           --           56
Receivable for policy-related
 transactions.................        860        1,021           6,065             1,374          817           --
                               ----------   ----------        --------        ----------   ----------      -------
   Total assets...............  3,009,524    2,148,745         953,081         1,920,234    1,886,468       67,027
                               ----------   ----------        --------        ----------   ----------      -------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........        851        1,021           6,095             1,370          817           --
Payable for policy-related
 transactions.................         --           --              --                --           --           54
Payable for direct operating
 expenses.....................        515          383             198               320          351           --
                               ----------   ----------        --------        ----------   ----------      -------
   Total liabilities..........      1,366        1,404           6,293             1,690        1,168           54
                               ----------   ----------        --------        ----------   ----------      -------
NET ASSETS.................... $3,008,158   $2,147,341        $946,788        $1,918,544   $1,885,300      $66,973
                               ==========   ==========        ========        ==========   ==========      =======

NET ASSETS:
Accumulation unit values...... $3,007,739   $2,147,288        $946,577        $1,918,310   $1,884,772      $66,973
Retained by AXA Equitable in
 Separate Account No. 66......        419           53             211               234          528           --
                               ----------   ----------        --------        ----------   ----------      -------
TOTAL NET ASSETS.............. $3,008,158   $2,147,341        $946,788        $1,918,544   $1,885,300      $66,973
                               ==========   ==========        ========        ==========   ==========      =======

Investments in shares of the
 Portfolios, at cost.......... $2,755,864   $2,167,066        $944,188        $1,604,754   $1,634,315      $57,569

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

                                         AXA LARGE CAP AXA LARGE CAP AXA MID CAP
                                            GROWTH         VALUE        VALUE
                                            MANAGED       MANAGED      MANAGED   AXA MODERATE AXA MODERATE-PLUS
                                          VOLATILITY*   VOLATILITY*  VOLATILITY* ALLOCATION*     ALLOCATION*
                                         ------------- ------------- ----------- ------------ -----------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value..............  $4,184,416    $9,734,251   $7,966,402  $24,444,585     $2,147,420
Receivable for policy-related
 transactions...........................       1,619         1,691        9,518       10,070         12,013
                                          ----------    ----------   ----------  -----------     ----------
   Total assets.........................   4,186,035     9,735,942    7,975,920   24,454,655      2,159,433
                                          ----------    ----------   ----------  -----------     ----------

LIABILITIES:
Payable for shares of the Portfolios
 purchased..............................         312         1,692        9,520       10,040         12,012
Payable for direct operating expenses...         711         1,718        1,511        4,233            338
                                          ----------    ----------   ----------  -----------     ----------
   Total liabilities....................       1,023         3,410       11,031       14,273         12,350
                                          ----------    ----------   ----------  -----------     ----------
NET ASSETS..............................  $4,185,012    $9,732,532   $7,964,889  $24,440,382     $2,147,083
                                          ==========    ==========   ==========  ===========     ==========

NET ASSETS:
Accumulation unit values................  $4,179,681    $9,728,354   $7,962,513  $24,438,098     $2,146,843
Retained by AXA Equitable in Separate
 Account No. 66.........................       5,331         4,178        2,376        2,284            240
                                          ----------    ----------   ----------  -----------     ----------
TOTAL NET ASSETS........................  $4,185,012    $9,732,532   $7,964,889  $24,440,382     $2,147,083
                                          ==========    ==========   ==========  ===========     ==========

Investments in shares of the
 Portfolios, at cost....................  $3,246,859    $6,557,485   $5,659,351  $23,794,398     $2,078,741

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

                                                       AXA/CLEARBRIDGE             CHARTER/SM/  CHARTER/SM/ EQ/BLACKROCK
                                          AXA/AB SMALL    LARGE CAP     AXA/JANUS  MULTI-SECTOR SMALL CAP   BASIC VALUE
                                          CAP GROWTH*      GROWTH*     ENTERPRISE*    BOND*       VALUE*      EQUITY*
                                          ------------ --------------- ----------- ------------ ----------  ------------
ASSETS:
Investments in shares of the Portfolios,
 at fair value...........................   $579,049      $486,502      $281,970    $1,000,753   $14,202      $92,399
Receivable for shares of the Portfolios
 sold....................................         40            --            --            --        11           79
Receivable for policy-related
 transactions............................         --           260           780         3,549        --           --
                                            --------      --------      --------    ----------   -------      -------
   Total assets..........................    579,089       486,762       282,750     1,004,302    14,213       92,478
                                            --------      --------      --------    ----------   -------      -------

LIABILITIES:
Payable for shares of the Portfolios
 purchased...............................         --           260           780         3,551        --           --
Payable for policy-related transactions..         39            --            --            --         7           79
Payable for direct operating expenses....         73            65            39           195        --           --
                                            --------      --------      --------    ----------   -------      -------
   Total liabilities.....................        112           325           819         3,746         7           79
                                            --------      --------      --------    ----------   -------      -------
NET ASSETS...............................   $578,977      $486,437      $281,931    $1,000,556   $14,206      $92,399
                                            ========      ========      ========    ==========   =======      =======

NET ASSETS:
Accumulation unit values.................   $578,787      $486,342      $281,919    $1,000,507   $14,206      $92,393
Retained by AXA Equitable in Separate
 Account No. 66..........................        190            95            12            49        --            6
                                            --------      --------      --------    ----------   -------      -------
TOTAL NET ASSETS.........................   $578,977      $486,437      $281,931    $1,000,556   $14,206      $92,399
                                            ========      ========      ========    ==========   =======      =======

Investments in shares of the Portfolios,
 at cost.................................   $569,085      $447,386      $258,626    $1,013,699   $10,873      $69,210

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

                                         EQ/CAPITAL               EQ/INTERMEDIATE
                                          GUARDIAN  EQ/EQUITY 500   GOVERNMENT    EQ/INTERNATIONAL EQ/LARGE CAP
                                         RESEARCH*     INDEX*          BOND*       EQUITY INDEX*   GROWTH INDEX*
                                         ---------- ------------- --------------- ---------------- -------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value.............. $8,189,602  $25,706,364    $4,080,553       $9,912,461     $1,606,454
Receivable for policy-related
 transactions...........................        284        1,285         1,741              825            149
                                         ----------  -----------    ----------       ----------     ----------
   Total assets.........................  8,189,886   25,707,649     4,082,294        9,913,286      1,606,603
                                         ----------  -----------    ----------       ----------     ----------

LIABILITIES:
Payable for shares of the Portfolios
 purchased..............................        284        1,273         1,747              749            141
Payable for direct operating expenses...      1,471        4,574           784            1,802            180
                                         ----------  -----------    ----------       ----------     ----------
   Total liabilities....................      1,755        5,847         2,531            2,551            321
                                         ----------  -----------    ----------       ----------     ----------
NET ASSETS.............................. $8,188,131  $25,701,802    $4,079,763       $9,910,735     $1,606,282
                                         ==========  ===========    ==========       ==========     ==========

NET ASSETS:
Accumulation unit values................ $8,185,364  $25,693,758    $4,079,721       $9,909,558     $1,606,189
Retained by AXA Equitable in Separate
 Account No. 66.........................      2,767        8,044            42            1,177             93
                                         ----------  -----------    ----------       ----------     ----------
TOTAL NET ASSETS........................ $8,188,131  $25,701,802    $4,079,763       $9,910,735     $1,606,282
                                         ==========  ===========    ==========       ==========     ==========

Investments in shares of the
 Portfolios, at cost.................... $5,118,614  $17,539,113    $4,158,325       $8,534,266     $1,455,325

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

                                             EQ/MFS                                                       EQ/SMALL
                                          INTERNATIONAL EQ/MID CAP  EQ/MONEY   EQ/PIMCO ULTRA EQ/QUALITY  COMPANY
                                             GROWTH*      INDEX*    MARKET*     SHORT BOND*   BOND PLUS*   INDEX*
                                          ------------- ---------- ----------- -------------- ---------- ----------
ASSETS:
Investments in shares of the Portfolios,
 at fair value...........................   $780,548     $861,366  $10,668,391   $2,376,717     $7,060   $4,873,661
Receivable for shares of the Portfolios
 sold....................................         --           --           --           --          9           --
Receivable for policy-related
 transactions............................      7,609          640       23,213        3,932         --       10,249
                                            --------     --------  -----------   ----------     ------   ----------
   Total assets..........................    788,157      862,006   10,691,604    2,380,649      7,069    4,883,910
                                            --------     --------  -----------   ----------     ------   ----------

LIABILITIES:
Payable for shares of the Portfolios
 purchased...............................      7,609          644       23,924        3,935         --       10,256
Payable for policy-related transactions..         --           --           --           --          8           --
Payable for direct operating expenses....         86          145        2,460          443         --          897
                                            --------     --------  -----------   ----------     ------   ----------
   Total liabilities.....................      7,695          789       26,384        4,378          8       11,153
                                            --------     --------  -----------   ----------     ------   ----------
NET ASSETS...............................   $780,462     $861,217  $10,665,220   $2,376,271     $7,061   $4,872,757
                                            ========     ========  ===========   ==========     ======   ==========

NET ASSETS:
Accumulation unit values.................   $780,431     $859,619  $10,665,193   $2,376,254     $7,011   $4,871,606
Retained by AXA Equitable in Separate
 Account No. 66..........................         31        1,598           27           17         50        1,151
                                            --------     --------  -----------   ----------     ------   ----------
TOTAL NET ASSETS.........................   $780,462     $861,217  $10,665,220   $2,376,271     $7,061   $4,872,757
                                            ========     ========  ===========   ==========     ======   ==========

Investments in shares of the Portfolios,
 at cost.................................   $775,591     $840,662  $10,668,434   $2,371,735     $7,081   $4,715,005

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

                                          EQ/T. ROWE
                                         PRICE GROWTH MULTIMANAGER MULTIMANAGER TARGET 2015 TARGET 2025 TARGET 2035
                                            STOCK*     CORE BOND*  TECHNOLOGY*  ALLOCATION* ALLOCATION* ALLOCATION*
                                         ------------ ------------ ------------ ----------- ----------- -----------
ASSETS:
Investments in shares of the
 Portfolios, at fair value..............   $879,846    $1,032,054   $6,896,245  $1,444,481  $3,583,694  $2,269,740
Receivable for policy-related
 transactions...........................        638         1,707          306         101      19,954      29,046
                                           --------    ----------   ----------  ----------  ----------  ----------
   Total assets.........................    880,484     1,033,761    6,896,551   1,444,582   3,603,648   2,298,786
                                           --------    ----------   ----------  ----------  ----------  ----------

LIABILITIES:
Payable for shares of the Portfolios
 purchased..............................        638         1,707          291         101      19,950      29,046
Payable for direct operating expenses...        128           227        1,073         327         598         383
                                           --------    ----------   ----------  ----------  ----------  ----------
   Total liabilities....................        766         1,934        1,364         428      20,548      29,429
                                           --------    ----------   ----------  ----------  ----------  ----------
NET ASSETS..............................   $879,718    $1,031,827   $6,895,187  $1,444,154  $3,583,100  $2,269,357
                                           ========    ==========   ==========  ==========  ==========  ==========

NET ASSETS:
Accumulation unit values................   $879,113    $1,031,603   $6,892,978  $1,444,027  $3,582,666  $2,269,165
Retained by AXA Equitable in Separate
 Account No. 66.........................        605           224        2,209         127         434         192
                                           --------    ----------   ----------  ----------  ----------  ----------
TOTAL NET ASSETS........................   $879,718    $1,031,827   $6,895,187  $1,444,154  $3,583,100  $2,269,357
                                           ========    ==========   ==========  ==========  ==========  ==========

Investments in shares of the
 Portfolios, at cost....................   $891,783    $1,040,868   $5,969,564  $1,408,787  $3,231,552  $2,002,785

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

                                         TARGET 2045 TARGET 2055
                                         ALLOCATION* ALLOCATION*
                                         ----------- -----------
ASSETS:
Investments in shares of the
 Portfolios, at fair value.............. $1,853,788   $225,636
Receivable for policy-related
 transactions...........................     14,896      1,461
                                         ----------   --------
   Total assets.........................  1,868,684    227,097
                                         ----------   --------

LIABILITIES:
Payable for shares of the Portfolios
 purchased..............................     14,880      1,432
Payable for direct operating expenses...        290         62
                                         ----------   --------
   Total liabilities....................     15,170      1,494
                                         ----------   --------
NET ASSETS.............................. $1,853,514   $225,603
                                         ==========   ========

NET ASSETS:
Accumulation unit values................ $1,853,302   $225,603
Retained by AXA Equitable in Separate
 Account No. 66.........................        212         --
                                         ----------   --------
TOTAL NET ASSETS........................ $1,853,514   $225,603
                                         ==========   ========

Investments in shares of the
 Portfolios, at cost.................... $1,594,329   $197,850

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNTS NO. 66

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

The following table provides the Portfolio shares held by the Variable Investment Options of the Account:

                                                     SHARE CLASS** PORTFOLIO SHARES HELD
                                                   --------------- ---------------------

1290 VT DOUBLELINE DYNAMIC ALLOCATION.............        B                  3,303

1290 VT EQUITY INCOME.............................        B                 99,518

1290 VT GAMCO MERGERS & ACQUISITIONS..............        B                  8,970

1290 VT GAMCO SMALL COMPANY VALUE.................        B                 54,680

1290 VT SOCIALLY RESPONSIBLE......................        B                252,411

ALL ASSET GROWTH-ALT 20...........................        B                 23,072

AXA AGGRESSIVE ALLOCATION.........................        B                250,990

AXA CONSERVATIVE ALLOCATION.......................        B                226,978

AXA CONSERVATIVE-PLUS ALLOCATION..................        B                 95,095

AXA GLOBAL EQUITY MANAGED VOLATILITY..............        B                102,727

AXA INTERNATIONAL CORE MANAGED VOLATILITY.........        B                166,354

AXA INTERNATIONAL VALUE MANAGED VOLATILITY........        B                  4,791

AXA LARGE CAP GROWTH MANAGED VOLATILITY...........        B                129,535

AXA LARGE CAP VALUE MANAGED VOLATILITY............        A                 33,246
AXA LARGE CAP VALUE MANAGED VOLATILITY............        B                480,023

AXA MID CAP VALUE MANAGED VOLATILITY..............        B                449,905

AXA MODERATE ALLOCATION...........................        B              1,709,048

AXA MODERATE-PLUS ALLOCATION......................        B                186,866

AXA/AB SMALL CAP GROWTH...........................        A                  3,476
AXA/AB SMALL CAP GROWTH...........................        B                 26,923

AXA/CLEARBRIDGE LARGE CAP GROWTH..................        B                 42,045

AXA/JANUS ENTERPRISE..............................        B                 15,844

CHARTER/SM/ MULTI-SECTOR BOND.....................        A                     11
CHARTER/SM/ MULTI-SECTOR BOND.....................        B                263,427

CHARTER/SM/ SMALL CAP VALUE.......................        B                    790

EQ/BLACKROCK BASIC VALUE EQUITY...................        B                  3,732

EQ/CAPITAL GUARDIAN RESEARCH......................        B                306,427

EQ/EQUITY 500 INDEX...............................        A                 22,345
EQ/EQUITY 500 INDEX...............................        B                562,506

EQ/INTERMEDIATE GOVERNMENT BOND...................        A                      1
EQ/INTERMEDIATE GOVERNMENT BOND...................        B                403,402

EQ/INTERNATIONAL EQUITY INDEX.....................        A                986,026

EQ/LARGE CAP GROWTH INDEX.........................        B                113,494

EQ/MFS INTERNATIONAL GROWTH.......................        B                 93,647

EQ/MID CAP INDEX..................................        B                 57,012

EQ/MONEY MARKET...................................        A                    537
EQ/MONEY MARKET...................................        B             10,667,902

EQ/PIMCO ULTRA SHORT BOND.........................        B                239,036

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNTS NO. 66

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

                                                     SHARE CLASS** PORTFOLIO SHARES HELD
                                                   --------------- ---------------------

EQ/QUALITY BOND PLUS..............................        A                   833

EQ/SMALL COMPANY INDEX............................        B               410,631

EQ/T. ROWE PRICE GROWTH STOCK.....................        B                18,887

MULTIMANAGER CORE BOND............................        B               104,402

MULTIMANAGER TECHNOLOGY...........................        B               266,049

TARGET 2015 ALLOCATION............................        B               156,092

TARGET 2025 ALLOCATION............................        B               315,621

TARGET 2035 ALLOCATION............................        B               191,798

TARGET 2045 ALLOCATION............................        B               155,411

TARGET 2055 ALLOCATION............................        B                20,052

-----------
The accompanying notes are an integral part of these financial statements.
** Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.

The following table provides units outstanding and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges:

                                                                                          UNITS
                                                   CONTRACT                            OUTSTANDING
                                                   CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                   -------- --------------- ---------- -----------

1290 VT DOUBLELINE DYNAMIC ALLOCATION.............  0.02%          B         $ 13.06          3

1290 VT EQUITY INCOME.............................  0.02%          B         $ 18.37         33

1290 VT GAMCO MERGERS & ACQUISITIONS..............  0.02%          B         $ 13.41          9

1290 VT GAMCO SMALL COMPANY VALUE.................  0.02%          B         $ 33.32        103

1290 VT SOCIALLY RESPONSIBLE......................  0.02%          B         $ 17.82        169

ALL ASSET GROWTH-ALT 20...........................  0.02%          B         $ 14.30         34

AXA AGGRESSIVE ALLOCATION.........................  0.02%          B         $ 15.42        195

AXA CONSERVATIVE ALLOCATION.......................  0.02%          B         $ 13.08        164

AXA CONSERVATIVE-PLUS ALLOCATION..................  0.02%          B         $ 13.92         68

AXA GLOBAL EQUITY MANAGED VOLATILITY..............  0.00%          B         $673.11         --
AXA GLOBAL EQUITY MANAGED VOLATILITY..............  0.02%          B         $ 18.90        101

AXA INTERNATIONAL CORE MANAGED VOLATILITY.........  0.00%          B         $178.18         --
AXA INTERNATIONAL CORE MANAGED VOLATILITY.........  0.02%          B         $ 16.00        117

AXA INTERNATIONAL VALUE MANAGED VOLATILITY........  0.00%          B         $193.05         --

AXA LARGE CAP GROWTH MANAGED VOLATILITY...........  0.00%          B         $331.62         --
AXA LARGE CAP GROWTH MANAGED VOLATILITY...........  0.02%          B         $ 13.82        301

AXA LARGE CAP VALUE MANAGED VOLATILITY............  0.00%          A         $243.42          3
AXA LARGE CAP VALUE MANAGED VOLATILITY............  0.02%          B         $ 22.59        403

AXA MID CAP VALUE MANAGED VOLATILITY..............  0.00%          B         $392.24         --
AXA MID CAP VALUE MANAGED VOLATILITY..............  0.02%          B         $ 30.89        254

AXA MODERATE ALLOCATION...........................  0.02%          B         $ 14.01      1,745

AXA MODERATE-PLUS ALLOCATION......................  0.02%          B         $ 14.83        145

AXA/AB SMALL CAP GROWTH...........................  0.05%          A         $492.95         --
AXA/AB SMALL CAP GROWTH...........................  0.02%          B         $ 19.24         26

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNTS NO. 66

STATEMENT OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2017

                                                                                          UNITS
                                                   CONTRACT                            OUTSTANDING
                                                   CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                   -------- --------------- ---------- -----------

AXA/CLEARBRIDGE LARGE CAP GROWTH..................  0.00%          B         $266.94         --
AXA/CLEARBRIDGE LARGE CAP GROWTH..................  0.02%          B         $ 18.23         22

AXA/JANUS ENTERPRISE..............................  0.02%          B         $ 16.09         18

CHARTER/SM/ MULTI-SECTOR BOND.....................  0.02%          B         $ 10.59         94

CHARTER/SM/ SMALL CAP VALUE.......................  0.00%          B         $351.67         --

EQ/BLACKROCK BASIC VALUE EQUITY...................  0.00%          B         $424.21         --

EQ/CAPITAL GUARDIAN RESEARCH......................  0.00%          B         $328.44         --
EQ/CAPITAL GUARDIAN RESEARCH......................  0.02%          B         $ 40.40        202

EQ/EQUITY 500 INDEX...............................  0.05%          A         $822.53          1
EQ/EQUITY 500 INDEX...............................  0.02%          B         $ 20.46      1,207

EQ/INTERMEDIATE GOVERNMENT BOND...................  0.02%          B         $ 12.37        330

EQ/INTERNATIONAL EQUITY INDEX.....................  0.02%          A         $ 24.60        390
EQ/INTERNATIONAL EQUITY INDEX.....................  0.05%          A         $218.57          1

EQ/LARGE CAP GROWTH INDEX.........................  0.00%          B         $214.03         --
EQ/LARGE CAP GROWTH INDEX.........................  0.02%          B         $ 20.81         77

EQ/MFS INTERNATIONAL GROWTH.......................  0.02%          B         $ 15.14         52

EQ/MID CAP INDEX..................................  0.00%          B         $292.20         --
EQ/MID CAP INDEX..................................  0.02%          B         $ 19.93         43

EQ/MONEY MARKET...................................  0.05%          A         $175.40         --
EQ/MONEY MARKET...................................  0.02%          B         $ 10.03      1,064

EQ/PIMCO ULTRA SHORT BOND.........................  0.02%          B         $ 12.22        194

EQ/QUALITY BOND PLUS..............................  0.05%          A         $253.39         --

EQ/SMALL COMPANY INDEX............................  0.02%          B         $ 32.78        149

EQ/T. ROWE PRICE GROWTH STOCK.....................  0.00%          B         $ 25.09         --
EQ/T. ROWE PRICE GROWTH STOCK.....................  0.02%          B         $ 21.76         40

MULTIMANAGER CORE BOND............................  0.02%          B         $ 10.74         96

MULTIMANAGER TECHNOLOGY...........................  0.02%          B         $ 38.71        178

TARGET 2015 ALLOCATION............................  0.02%          B         $ 13.56        106

TARGET 2025 ALLOCATION............................  0.02%          B         $ 14.65        245

TARGET 2035 ALLOCATION............................  0.02%          B         $ 15.19        149

TARGET 2045 ALLOCATION............................  0.02%          B         $ 15.43        120

TARGET 2055 ALLOCATION............................  0.02%          B         $ 12.29         18

-----------
The accompanying notes are an integral part of these financial statements.
* Contract charges reflect the annual program expense, financial accounting and other expenses related to the Variable Investment Options.
** Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in note 5 of these financial statements.
***Variable Investment Options where units outstanding are less than 500 are denoted by a --.

                                    FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017


                                            1290 VT                                1290 VT GAMCO
                                          DOUBLELINE                 1290 VT GAMCO     SMALL       1290 VT
                                            DYNAMIC   1290 VT EQUITY  MERGERS AND     COMPANY      SOCIALLY     ALL ASSET
                                          ALLOCATION*    INCOME*     ACQUISITIONS*    VALUE*     RESPONSIBLE* GROWTH-ALT 20*
                                          ----------- -------------- ------------- ------------- ------------ --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios.........   $  205       $ 9,413        $  188       $ 19,291      $ 29,052      $ 6,818
 Expenses:
   Asset-based charges and direct
    operating expenses...................        7           133            27            760           622          110
                                            ------       -------        ------       --------      --------      -------

NET INVESTMENT INCOME (LOSS).............      198         9,280           161         18,531        28,430        6,708
                                            ------       -------        ------       --------      --------      -------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................      283        (1,188)          619        144,950        39,533        1,051
   Net realized gain distribution from
    the Portfolios.......................    1,779        41,587         6,014        232,021       394,509        9,215
                                            ------       -------        ------       --------      --------      -------
 Net realized gain (loss)................    2,062        40,399         6,633        376,971       434,042       10,266
                                            ------       -------        ------       --------      --------      -------

 Net change in unrealized appreciation
   (depreciation) of investments.........      799        42,508           169         97,298        37,802       39,697
                                            ------       -------        ------       --------      --------      -------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................    2,861        82,907         6,802        474,269       471,844       49,963
                                            ------       -------        ------       --------      --------      -------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...............   $3,059       $92,187        $6,963       $492,800      $500,274      $56,671
                                            ======       =======        ======       ========      ========      =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

                                                                                                              AXA
                                                                               AXA GLOBAL       AXA      INTERNATIONAL
                                    AXA         AXA                              EQUITY    INTERNATIONAL     VALUE
                                AGGRESSIVE  CONSERVATIVE AXA CONSERVATIVE-PLUS   MANAGED   CORE MANAGED     MANAGED
                                ALLOCATION* ALLOCATION*       ALLOCATION*      VOLATILITY*  VOLATILITY*   VOLATILITY*
                                ----------- ------------ --------------------- ----------- ------------- -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.................  $ 42,199     $ 24,268         $ 11,013         $ 19,203     $ 28,889       $ 1,214
 Expenses:
   Asset-based charges and
    direct operating expenses..       635          503              220              389          398            --
                                 --------     --------         --------         --------     --------       -------

NET INVESTMENT INCOME (LOSS)...    41,564       23,765           10,793           18,814       28,491         1,214
                                 --------     --------         --------         --------     --------       -------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss)
    on investments.............       684       (4,400)         (15,118)         143,130       62,968           250
   Net realized gain
    distribution from the
    Portfolios.................    94,117       52,437           30,024               --           --            --
                                 --------     --------         --------         --------     --------       -------
 Net realized gain (loss)......    94,801       48,037           14,906          143,130       62,968           250
                                 --------     --------         --------         --------     --------       -------

 Net change in unrealized
   appreciation
   (depreciation) of
   investments.................   345,252       33,396           54,454          218,725      305,632        11,046
                                 --------     --------         --------         --------     --------       -------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS....   440,053       81,433           69,360          361,855      368,600        11,296
                                 --------     --------         --------         --------     --------       -------

NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS....................  $481,617     $105,198         $ 80,153         $380,669     $397,091       $12,510
                                 ========     ========         ========         ========     ========       =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

                                          AXA LARGE CAP                      AXA MID CAP VALUE
                                          GROWTH MANAGED AXA LARGE CAP VALUE      MANAGED      AXA MODERATE AXA MODERATE-PLUS
                                           VOLATILITY*   MANAGED VOLATILITY*    VOLATILITY*    ALLOCATION*     ALLOCATION*
                                          -------------- ------------------- ----------------- ------------ -----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios.........    $ 18,815        $  142,678          $  81,174      $  299,299      $ 28,245
 Expenses:
   Asset-based charges and direct
    operating expenses...................         872             2,071              1,752           5,341           437
                                             --------        ----------          ---------      ----------      --------

NET INVESTMENT INCOME (LOSS).............      17,943           140,607             79,422         293,958        27,808
                                             --------        ----------          ---------      ----------      --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................     380,391           798,310            459,781         256,173         9,551
   Net realized gain distribution from
    the Portfolios.......................     310,003                --            490,716         801,406        87,457
                                             --------        ----------          ---------      ----------      --------
 Net realized gain (loss)................     690,394           798,310            950,497       1,057,579        97,008
                                             --------        ----------          ---------      ----------      --------

 Net change in unrealized appreciation
   (depreciation) of investments.........     261,575           315,707           (121,494)      1,071,588       138,188
                                             --------        ----------          ---------      ----------      --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................     951,969         1,114,017            829,003       2,129,167       235,196
                                             --------        ----------          ---------      ----------      --------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...............    $969,912        $1,254,624          $ 908,425      $2,423,125      $263,004
                                             ========        ==========          =========      ==========      ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

                                                       AXA/CLEARBRIDGE             CHARTER/SM/  CHARTER/SM/ EQ/BLACKROCK
                                          AXA/AB SMALL    LARGE CAP     AXA/JANUS  MULTI-SECTOR SMALL CAP   BASIC VALUE
                                          CAP GROWTH*      GROWTH*     ENTERPRISE*    BOND*       VALUE*      EQUITY*
                                          ------------ --------------- ----------- ------------ ----------  ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios.........   $ 1,468        $   337       $    --     $16,008      $  200       $1,248
 Expenses:
   Asset-based charges and direct
    operating expenses...................       126             83            53         249          --           --
                                            -------        -------       -------     -------      ------       ------

NET INVESTMENT INCOME (LOSS).............     1,342            254           (53)     15,759         200        1,248
                                            -------        -------       -------     -------      ------       ------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................    24,253          4,487        10,074      (5,967)        174        5,623
   Net realized gain distribution from
    the Portfolios.......................    47,186         53,832        25,214          --          --           --
                                            -------        -------       -------     -------      ------       ------
 Net realized gain (loss)................    71,439         58,319        35,288      (5,967)        174        5,623
                                            -------        -------       -------     -------      ------       ------

 Net change in unrealized appreciation
   (depreciation) of investments.........    25,113         40,485        18,172      14,934       1,066          411
                                            -------        -------       -------     -------      ------       ------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................    96,552         98,804        53,460       8,967       1,240        6,034
                                            -------        -------       -------     -------      ------       ------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...............   $97,894        $99,058       $53,407     $24,726      $1,440       $7,282
                                            =======        =======       =======     =======      ======       ======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

                                          EQ/CAPITAL               EQ/INTERMEDIATE
                                           GUARDIAN  EQ/EQUITY 500   GOVERNMENT    EQ/INTERNATIONAL EQ/LARGE CAP
                                          RESEARCH*     INDEX*          BOND*       EQUITY INDEX*   GROWTH INDEX*
                                          ---------- ------------- --------------- ---------------- -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios......... $   60,268  $  347,356      $ 35,414        $  247,607      $ 11,236
 Expenses:
   Asset-based charges and direct
    operating expenses...................      1,793       5,946           932             2,264           268
                                          ----------  ----------      --------        ----------      --------

NET INVESTMENT INCOME (LOSS).............     58,475     341,410        34,482           245,343        10,968
                                          ----------  ----------      --------        ----------      --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................    654,116   2,746,988        (7,036)          208,264        18,336
   Net realized gain distribution from
    the Portfolios.......................    431,616     213,585         2,339                --        62,129
                                          ----------  ----------      --------        ----------      --------
 Net realized gain (loss)................  1,085,732   2,960,573        (4,697)          208,264        80,465
                                          ----------  ----------      --------        ----------      --------

 Net change in unrealized appreciation
   (depreciation) of investments.........    597,356   1,411,887       (18,583)        1,508,800       187,665
                                          ----------  ----------      --------        ----------      --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................  1,683,088   4,372,460       (23,280)        1,717,064       268,130
                                          ----------  ----------      --------        ----------      --------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............... $1,741,563  $4,713,870      $ 11,202        $1,962,407      $279,098
                                          ==========  ==========      ========        ==========      ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

                                             EQ/MFS                                                   EQ/SMALL
                                          INTERNATIONAL EQ/MID CAP EQ/MONEY EQ/PIMCO ULTRA EQ/QUALITY COMPANY
                                             GROWTH*      INDEX*   MARKET*   SHORT BOND*   BOND PLUS*  INDEX*
                                          ------------- ---------- -------- -------------- ---------- --------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios.........   $  6,224     $  7,439  $47,325     $29,782        $85     $ 48,554
 Expenses:
   Asset-based charges and direct
    operating expenses...................        115          185    2,777         524          4        1,052
                                            --------     --------  -------     -------        ---     --------

NET INVESTMENT INCOME (LOSS).............      6,109        7,254   44,548      29,258         81       47,502
                                            --------     --------  -------     -------        ---     --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................     79,367       50,583      (29)       (303)        --      142,105
   Net realized gain distribution from
    the Portfolios.......................     28,126       71,501      244          --         --      353,776
                                            --------     --------  -------     -------        ---     --------
 Net realized gain (loss)................    107,493      122,084      215        (303)        --      495,881
                                            --------     --------  -------     -------        ---     --------

 Net change in unrealized appreciation
   (depreciation) of investments.........     12,769       (7,708)     136      13,158         12       60,927
                                            --------     --------  -------     -------        ---     --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................    120,262      114,376      351      12,855         12      556,808
                                            --------     --------  -------     -------        ---     --------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...............   $126,371     $121,630  $44,899     $42,113        $93     $604,310
                                            ========     ========  =======     =======        ===     ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

                                           EQ/T. ROWE
                                          PRICE GROWTH MULTIMANAGER MULTIMANAGER TARGET 2015 TARGET 2025 TARGET 2035
                                             STOCK*     CORE BOND*  TECHNOLOGY*  ALLOCATION* ALLOCATION* ALLOCATION*
                                          ------------ ------------ ------------ ----------- ----------- -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios.........   $     --     $22,410     $      259   $ 19,164    $ 48,454    $ 29,815
 Expenses:
   Asset-based charges and direct
    operating expenses...................        171         250          1,407        336         757         497
                                            --------     -------     ----------   --------    --------    --------

NET INVESTMENT INCOME (LOSS).............       (171)     22,160         (1,148)    18,828      47,697      29,318
                                            --------     -------     ----------   --------    --------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................    158,102      (9,921)       951,905    (43,506)      2,212      34,152
   Net realized gain distribution from
    the Portfolios.......................     71,077          --        539,575     36,135          --          --
                                            --------     -------     ----------   --------    --------    --------
 Net realized gain (loss)................    229,179      (9,921)     1,491,480     (7,371)      2,212      34,152
                                            --------     -------     ----------   --------    --------    --------

 Net change in unrealized appreciation
   (depreciation) of investments.........    (30,251)     15,641        463,999    143,911     418,869     286,311
                                            --------     -------     ----------   --------    --------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................    198,928       5,720      1,955,479    136,540     421,081     320,463
                                            --------     -------     ----------   --------    --------    --------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...............   $198,757     $27,880     $1,954,331   $155,368    $468,778    $349,781
                                            ========     =======     ==========   ========    ========    ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2017

                                                           TARGET 2045 TARGET 2055
                                                           ALLOCATION* ALLOCATION*
                                                           ----------- -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios..........................  $ 24,411     $ 2,922
 Expenses:
   Asset-based charges and direct operating expenses......       373          41
                                                            --------     -------

NET INVESTMENT INCOME (LOSS)..............................    24,038       2,881
                                                            --------     -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments................     8,979         (52)
                                                            --------     -------
 Net realized gain (loss).................................     8,979         (52)
                                                            --------     -------

 Net change in unrealized appreciation (depreciation) of
   investments............................................   256,824      32,895
                                                            --------     -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....   265,803      32,843
                                                            --------     -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS...............................................  $289,841     $35,724
                                                            ========     =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                 1290 VT DOUBLELINE                         1290 VT GAMCO MERGERS
                                 DYNAMIC ALLOCATION* 1290 VT EQUITY INCOME*  AND ACQUISITIONS*
                                 ------------------  ---------------------  --------------------
                                   2017      2016       2017       2016       2017       2016
                                 -------   -------   ---------   --------   --------   --------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss)... $   198   $   461   $   9,280   $ 12,415   $    161   $    (32)
 Net realized gain (loss).......   2,062     1,043      40,399     57,323      6,633      3,418
 Net change in unrealized
   appreciation (depreciation)
   of investments...............     799       197      42,508      8,032        169      8,436
                                 -------   -------   ---------   --------   --------   --------

 Net increase (decrease) in net
   assets resulting from
   operations...................   3,059     1,701      92,187     77,770      6,963     11,822
                                 -------   -------   ---------   --------   --------   --------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners...............  14,283    26,280      75,374     77,562     15,008     42,142
 Transfers between Variable
   Investment Options including
   guaranteed interest account,
   net..........................  (2,417)     (329)     25,957    209,832     (2,343)   (34,480)
 Redemptions for contract
   benefits and terminations....  (9,672)   (1,583)   (255,480)   (19,879)   (21,831)   (28,318)
 Contract maintenance charges...    (327)     (293)     (3,910)    (3,360)      (821)    (1,134)
                                 -------   -------   ---------   --------   --------   --------

 Net increase (decrease) in net
   assets resulting from
   contractowners transactions..   1,867    24,075    (158,059)   264,155     (9,987)   (21,790)
                                 -------   -------   ---------   --------   --------   --------

NET INCREASE (DECREASE) IN NET
 ASSETS.........................   4,926    25,776     (65,872)   341,925     (3,024)    (9,968)
NET ASSETS -- BEGINNING OF YEAR
 OR PERIOD......................  33,104     7,328     675,292    333,367    119,034    129,002
                                 -------   -------   ---------   --------   --------   --------

NET ASSETS -- END OF YEAR OR
 PERIOD......................... $38,030   $33,104   $ 609,420   $675,292   $116,010   $119,034
                                 =======   =======   =========   ========   ========   ========

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                   1290 VT GAMCO SMALL      1290 VT SOCIALLY          ALL ASSET
                                     COMPANY VALUE*           RESPONSIBLE*        GROWTH-ALT 20*(A)
                                 ----------------------  ----------------------  ------------------
                                    2017        2016        2017        2016       2017      2016
                                 ----------  ----------  ----------  ----------  --------  --------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss)... $   18,531  $   13,927  $   28,430  $   26,747  $  6,708  $  3,759
 Net realized gain (loss).......    376,971     316,721     434,042     144,313    10,266     1,262
 Net change in unrealized
   appreciation (depreciation)
   of investments...............     97,298     307,392      37,802      37,738    39,697     5,237
                                 ----------  ----------  ----------  ----------  --------  --------

 Net increase (decrease) in net
   assets resulting from
   operations...................    492,800     638,040     500,274     208,798    56,671    10,258
                                 ----------  ----------  ----------  ----------  --------  --------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners...............    280,592     342,656     153,963     174,237    52,061    12,446
 Transfers between Variable
   Investment Options including
   guaranteed interest account,
   net..........................   (212,463)   (196,474)     57,295      88,605   104,373   202,780
 Redemptions for contract
   benefits and terminations....   (401,382)   (242,609)   (115,293)   (285,178)  (17,629)   (2,687)
 Contract maintenance charges...    (22,639)    (22,599)    (17,662)    (17,016)   (2,604)   (1,088)
                                 ----------  ----------  ----------  ----------  --------  --------

 Net increase (decrease) in net
   assets resulting from
   contractowners transactions..   (355,892)   (119,026)     78,303     (39,352)  136,201   211,451
                                 ----------  ----------  ----------  ----------  --------  --------

NET INCREASE (DECREASE) IN NET
 ASSETS.........................    136,908     519,014     578,577     169,446   192,872   221,709
NET ASSETS -- BEGINNING OF YEAR
 OR PERIOD......................  3,304,258   2,785,244   2,426,931   2,257,485   296,418    74,709
                                 ----------  ----------  ----------  ----------  --------  --------

NET ASSETS -- END OF YEAR OR
 PERIOD......................... $3,441,166  $3,304,258  $3,005,508  $2,426,931  $489,290  $296,418
                                 ==========  ==========  ==========  ==========  ========  ========

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)All Asset Growth-Alt 20 replaced All Asset Aggressive-Alt 25 due to a fund merger on May 19, 2017.

                                    FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                     AXA AGGRESSIVE         AXA CONSERVATIVE      AXA CONSERVATIVE-PLUS
                                       ALLOCATION*             ALLOCATION*             ALLOCATION*
                                 ----------------------  ----------------------  ----------------------
                                    2017        2016        2017        2016        2017        2016
                                 ----------  ----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss)... $   41,564  $   22,255  $   23,765  $   20,980  $   10,793  $    9,798
 Net realized gain (loss).......     94,801     173,718      48,037      21,905      14,906      21,313
 Net change in unrealized
   appreciation (depreciation)
   of investments...............    345,252      10,796      33,396         627      54,454      19,665
                                 ----------  ----------  ----------  ----------  ----------  ----------

 Net increase (decrease) in net
   assets resulting from
   operations...................    481,617     206,769     105,198      43,512      80,153      50,776
                                 ----------  ----------  ----------  ----------  ----------  ----------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners...............    306,905     351,510     103,314     141,743      99,775     167,114
 Transfers between Variable
   Investment Options including
   guaranteed interest account,
   net..........................    (80,132)    (70,416)    (44,208)    920,187     (11,812)     22,600
 Redemptions for contract
   benefits and terminations....   (212,717)   (507,531)   (222,685)   (144,887)   (340,421)   (182,052)
 Contract maintenance charges...    (18,614)    (18,672)    (14,829)    (13,132)     (6,962)     (9,062)
                                 ----------  ----------  ----------  ----------  ----------  ----------

 Net increase (decrease) in net
   assets resulting from
   contractowners transactions..     (4,558)   (245,109)   (178,408)    903,911    (259,420)     (1,400)
                                 ----------  ----------  ----------  ----------  ----------  ----------

 Net increase (decrease) in
   amount retained by AXA in
   Separate Account No. 66......         --          --          --          --         (31)         --
                                 ----------  ----------  ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN NET
 ASSETS.........................    477,059     (38,340)    (73,210)    947,423    (179,298)     49,376
NET ASSETS -- BEGINNING OF YEAR
 OR PERIOD......................  2,531,099   2,569,439   2,220,551   1,273,128   1,126,086   1,076,710
                                 ----------  ----------  ----------  ----------  ----------  ----------

NET ASSETS -- END OF YEAR OR
 PERIOD......................... $3,008,158  $2,531,099  $2,147,341  $2,220,551  $  946,788  $1,126,086
                                 ==========  ==========  ==========  ==========  ==========  ==========

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                                            AXA INTERNATIONAL    AXA INTERNATIONAL
                                    AXA GLOBAL EQUITY         CORE MANAGED         VALUE MANAGED
                                   MANAGED VOLATILITY*         VOLATILITY*          VOLATILITY*
                                 ----------------------  ----------------------  ----------------
                                    2017        2016        2017        2016       2017     2016
                                 ----------  ----------  ----------  ----------  -------  -------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss)... $   18,814  $   12,975  $   28,491  $    4,173  $ 1,214  $   248
 Net realized gain (loss).......    143,130      89,873      62,968      40,946      250       82
 Net change in unrealized
   appreciation (depreciation)
   of investments...............    218,725     (34,558)    305,632     (45,300)  11,046       90
                                 ----------  ----------  ----------  ----------  -------  -------

 Net increase (decrease) in net
   assets resulting from
   operations...................    380,669      68,290     397,091        (181)  12,510      420
                                 ----------  ----------  ----------  ----------  -------  -------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners...............    181,735     161,196     155,118     154,153    2,591    2,207
 Transfers between Variable
   Investment Options including
   guaranteed interest account,
   net..........................     64,909    (113,433)    (10,860)   (273,287)      --       --
 Redemptions for contract
   benefits and terminations....   (142,242)   (264,787)   (233,682)   (133,763)    (254)     (14)
 Contract maintenance charges...    (11,489)    (12,222)    (11,721)    (13,214)    (622)    (530)
                                 ----------  ----------  ----------  ----------  -------  -------

 Net increase (decrease) in net
   assets resulting from
   contractowners transactions..     92,913    (229,246)   (101,145)   (266,111)   1,715    1,663
                                 ----------  ----------  ----------  ----------  -------  -------

 Net increase (decrease) in
   amount retained by AXA in
   Separate Account No. 66......         --        (649)         --          --       --       --
                                 ----------  ----------  ----------  ----------  -------  -------

NET INCREASE (DECREASE) IN NET
 ASSETS.........................    473,582    (161,605)    295,946    (266,292)  14,225    2,083
NET ASSETS -- BEGINNING OF YEAR
 OR PERIOD......................  1,444,962   1,606,567   1,589,354   1,855,646   52,748   50,665
                                 ----------  ----------  ----------  ----------  -------  -------

NET ASSETS -- END OF YEAR OR
 PERIOD......................... $1,918,544  $1,444,962  $1,885,300  $1,589,354  $66,973  $52,748
                                 ==========  ==========  ==========  ==========  =======  =======

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                  AXA LARGE CAP GROWTH     AXA LARGE CAP VALUE
                                   MANAGED VOLATILITY*     MANAGED VOLATILITY*
                                 ----------------------  -----------------------
                                    2017        2016         2017        2016
                                 ----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss)... $   17,943  $   18,996  $   140,607  $  153,053
 Net realized gain (loss).......    690,394     242,865      798,310     820,870
 Net change in unrealized
   appreciation (depreciation)
   of investments...............    261,575     (87,101)     315,707     370,429
                                 ----------  ----------  -----------  ----------

 Net increase (decrease) in net
   assets resulting from
   operations...................    969,912     174,760    1,254,624   1,344,352
                                 ----------  ----------  -----------  ----------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners...............    261,230     300,370      408,774     512,423
 Transfers between Variable
   Investment Options including
   guaranteed interest account,
   net..........................    185,155     (12,496)    (369,376)     53,564
 Redemptions for contract
   benefits and terminations....   (778,282)   (195,411)  (1,229,106)   (957,436)
 Contract maintenance charges...    (25,052)    (24,597)     (59,352)    (63,784)
                                 ----------  ----------  -----------  ----------

 Net increase (decrease) in net
   assets resulting from
   contractowners transactions..   (356,949)     67,866   (1,249,060)   (455,233)
                                 ----------  ----------  -----------  ----------

 Net increase (decrease) in
   amount retained by AXA in
   Separate Account No. 66......         --         143           --          --
                                 ----------  ----------  -----------  ----------

NET INCREASE (DECREASE) IN NET
 ASSETS.........................    612,963     242,769        5,564     889,119
NET ASSETS -- BEGINNING OF YEAR
 OR PERIOD......................  3,572,049   3,329,280    9,726,968   8,837,849
                                 ----------  ----------  -----------  ----------

NET ASSETS -- END OF YEAR OR
 PERIOD......................... $4,185,012  $3,572,049  $ 9,732,532  $9,726,968
                                 ==========  ==========  ===========  ==========

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                    AXA MID CAP VALUE           AXA MODERATE           AXA MODERATE-PLUS
                                   MANAGED VOLATILITY*           ALLOCATION*              ALLOCATION*
                                 -----------------------  ------------------------  ----------------------
                                     2017        2016         2017         2016        2017        2016
                                 -----------  ----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss)... $    79,422  $   92,357  $   293,958  $   187,520  $   27,808  $   13,861
 Net realized gain (loss).......     950,497     423,444    1,057,579      628,802      97,008      85,368
 Net change in unrealized
   appreciation (depreciation)
   of investments...............    (121,494)    760,784    1,071,588      229,053     138,188       9,613
                                 -----------  ----------  -----------  -----------  ----------  ----------

 Net increase (decrease) in net
   assets resulting from
   operations...................     908,425   1,276,585    2,423,125    1,045,375     263,004     108,842
                                 -----------  ----------  -----------  -----------  ----------  ----------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners...............     287,059     342,109    3,515,624    4,061,692     379,112     342,767
 Transfers between Variable
   Investment Options including
   guaranteed interest account,
   net..........................     (43,782)   (108,569)      (2,289)     773,103       5,852      (5,674)
 Redemptions for contract
   benefits and terminations....  (1,389,847)   (903,086)  (3,008,002)  (2,996,338)   (128,159)   (343,961)
 Contract maintenance charges...     (49,068)    (55,932)    (170,726)    (163,559)    (14,818)    (13,398)
                                 -----------  ----------  -----------  -----------  ----------  ----------

 Net increase (decrease) in net
   assets resulting from
   contractowners transactions..  (1,195,638)   (725,478)     334,607    1,674,898     241,987     (20,266)
                                 -----------  ----------  -----------  -----------  ----------  ----------

NET INCREASE (DECREASE) IN NET
 ASSETS.........................    (287,213)    551,107    2,757,732    2,720,273     504,991      88,576
NET ASSETS -- BEGINNING OF YEAR
 OR PERIOD......................   8,252,102   7,700,995   21,682,650   18,962,377   1,642,092   1,553,516
                                 -----------  ----------  -----------  -----------  ----------  ----------

NET ASSETS -- END OF YEAR OR
 PERIOD......................... $ 7,964,889  $8,252,102  $24,440,382  $21,682,650  $2,147,083  $1,642,092
                                 ===========  ==========  ===========  ===========  ==========  ==========

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                   AXA/AB SMALL CAP       AXA/CLEARBRIDGE
                                        GROWTH*          LARGE CAP GROWTH*   AXA/JANUS ENTERPRISE*
                                 --------------------  --------------------  --------------------
                                    2017       2016       2017       2016      2017       2016
                                 ---------  ---------  ---------  ---------  --------   --------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss)... $   1,342  $   1,355  $     254  $     (79) $    (53)  $    (41)
 Net realized gain (loss).......    71,439    (25,672)    58,319    (29,476)   35,288    (20,124)
 Net change in unrealized
   appreciation (depreciation)
   of investments...............    25,113     76,614     40,485     39,278    18,172     17,694
                                 ---------  ---------  ---------  ---------  --------   --------

 Net increase (decrease) in net
   assets resulting from
   operations...................    97,894     52,297     99,058      9,723    53,407     (2,471)
                                 ---------  ---------  ---------  ---------  --------   --------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners...............    51,617     60,479     72,408    118,253    72,235     97,514
 Transfers between Variable
   Investment Options including
   guaranteed interest account,
   net..........................   111,006    (27,696)     7,870    (32,750)    1,626    (22,540)
 Redemptions for contract
   benefits and terminations....  (128,017)  (187,694)  (117,140)  (120,358)  (17,064)   (30,761)
 Contract maintenance charges...    (3,535)    (4,162)    (3,590)    (3,279)   (1,769)    (1,317)
                                 ---------  ---------  ---------  ---------  --------   --------

 Net increase (decrease) in net
   assets resulting from
   contractowners transactions..    31,071   (159,073)   (40,452)   (38,134)   55,028     42,896
                                 ---------  ---------  ---------  ---------  --------   --------

NET INCREASE (DECREASE) IN NET
 ASSETS.........................   128,965   (106,776)    58,606    (28,411)  108,435     40,425
NET ASSETS -- BEGINNING OF YEAR
 OR PERIOD......................   450,012    556,788    427,831    456,242   173,496    133,071
                                 ---------  ---------  ---------  ---------  --------   --------

NET ASSETS -- END OF YEAR OR
 PERIOD......................... $ 578,977  $ 450,012  $ 486,437  $ 427,831  $281,931   $173,496
                                 =========  =========  =========  =========  ========   ========

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                 CHARTER/SM/ MULTI-SECTOR CHARTER/SM/ SMALL CAP EQ/BLACKROCK BASIC
                                          BOND*                 VALUE*            VALUE EQUITY*
                                 ----------------------   --------------------  -----------------
                                    2017         2016       2017       2016       2017      2016
                                 ----------   ----------   -------   --------   --------  -------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss)... $   15,759   $   21,605  $   200    $    153   $  1,248  $ 1,299
 Net realized gain (loss).......     (5,967)     (18,104)     174      16,744      5,623      372
 Net change in unrealized
   appreciation (depreciation)
   of investments...............     14,934       18,517    1,066     (11,959)       411   12,575
                                 ----------   ----------   -------   --------   --------  -------

 Net increase (decrease) in net
   assets resulting from
   operations...................     24,726       22,018    1,440       4,938      7,282   14,246
                                 ----------   ----------   -------   --------   --------  -------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners...............    107,570      119,345      410         373      3,402    2,975
 Transfers between Variable
   Investment Options including
   guaranteed interest account,
   net..........................     26,190       74,075       --          --         --       --
 Redemptions for contract
   benefits and terminations....   (224,873)     (63,556)    (287)    (51,552)   (11,118)      --
 Contract maintenance charges...     (6,989)      (6,921)    (125)       (392)    (1,074)    (954)
                                 ----------   ----------   -------   --------   --------  -------

 Net increase (decrease) in net
   assets resulting from
   contractowners transactions..    (98,102)     122,943       (2)    (51,571)    (8,790)   2,021
                                 ----------   ----------   -------   --------   --------  -------

 Net increase (decrease) in
   amount retained by AXA in
   Separate Account No. 66......         --           --       (7)         --         --       --
                                 ----------   ----------   -------   --------   --------  -------

NET INCREASE (DECREASE) IN NET
 ASSETS.........................    (73,376)     144,961    1,431     (46,633)    (1,508)  16,267
NET ASSETS -- BEGINNING OF YEAR
 OR PERIOD......................  1,073,932      928,971   12,775      59,408     93,907   77,640
                                 ----------   ----------   -------   --------   --------  -------

NET ASSETS -- END OF YEAR OR
 PERIOD......................... $1,000,556   $1,073,932  $14,206    $ 12,775   $ 92,399  $93,907
                                 ==========   ==========   =======   ========   ========  =======

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                   EQ/CAPITAL GUARDIAN                                  EQ/INTERMEDIATE
                                        RESEARCH*           EQ/EQUITY 500 INDEX*       GOVERNMENT BOND*
                                 -----------------------  ------------------------  ----------------------
                                     2017        2016         2017         2016        2017        2016
                                 -----------  ----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss)... $    58,475  $   59,177  $   341,410  $   376,912  $   34,482  $   27,348
 Net realized gain (loss).......   1,085,732     645,653    2,960,573    1,968,891      (4,697)     11,489
 Net change in unrealized
   appreciation (depreciation)
   of investments...............     597,356    (125,423)   1,411,887      212,607     (18,583)    (25,870)
                                 -----------  ----------  -----------  -----------  ----------  ----------

 Net increase (decrease) in net
   assets resulting from
   operations...................   1,741,563     579,407    4,713,870    2,558,410      11,202      12,967
                                 -----------  ----------  -----------  -----------  ----------  ----------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners...............     342,208     430,663    1,433,185    1,777,629     291,933     333,055
 Transfers between Variable
   Investment Options including
   guaranteed interest account,
   net..........................      34,090     (76,189)     238,558       26,858     347,219     372,352
 Redemptions for contract
   benefits and terminations....  (1,016,261)   (925,855)  (5,334,947)  (2,675,842)   (651,734)   (513,783)
 Contract maintenance charges...     (50,760)    (53,346)    (157,637)    (170,347)    (27,647)    (31,128)
                                 -----------  ----------  -----------  -----------  ----------  ----------

 Net increase (decrease) in net
   assets resulting from
   contractowners transactions..    (690,723)   (624,727)  (3,820,841)  (1,041,702)    (40,229)    160,496
                                 -----------  ----------  -----------  -----------  ----------  ----------

 Net increase (decrease) in
   amount retained by AXA in
   Separate Account No. 66......          --          --           --           --          --          57
                                 -----------  ----------  -----------  -----------  ----------  ----------

NET INCREASE (DECREASE) IN NET
 ASSETS.........................   1,050,840     (45,320)     893,029    1,516,708     (29,027)    173,520
NET ASSETS -- BEGINNING OF YEAR
 OR PERIOD......................   7,137,291   7,182,611   24,808,773   23,292,065   4,108,790   3,935,270
                                 -----------  ----------  -----------  -----------  ----------  ----------

NET ASSETS -- END OF YEAR OR
 PERIOD......................... $ 8,188,131  $7,137,291  $25,701,802  $24,808,773  $4,079,763  $4,108,790
                                 ===========  ==========  ===========  ===========  ==========  ==========

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                     EQ/INTERNATIONAL       EQ/LARGE CAP GROWTH
                                       EQUITY INDEX*              INDEX*
                                 ------------------------  --------------------
                                     2017         2016        2017       2016
                                 -----------  -----------  ----------  --------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss)... $   245,343  $   242,224  $   10,968  $  6,054
 Net realized gain (loss).......     208,264      331,373      80,465    25,078
 Net change in unrealized
   appreciation (depreciation)
   of investments...............   1,508,800     (404,462)    187,665    13,248
                                 -----------  -----------  ----------  --------

 Net increase (decrease) in net
   assets resulting from
   operations...................   1,962,407      169,135     279,098    44,380
                                 -----------  -----------  ----------  --------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners...............     625,274      787,358     243,823   154,673
 Transfers between Variable
   Investment Options including
   guaranteed interest account,
   net..........................    (166,663)    (621,101)    555,943    14,730
 Redemptions for contract
   benefits and terminations....  (1,485,526)  (1,128,298)   (104,860)  (91,092)
 Contract maintenance charges...     (61,636)     (69,532)     (8,527)   (4,863)
                                 -----------  -----------  ----------  --------

 Net increase (decrease) in net
   assets resulting from
   contractowners transactions..  (1,088,551)  (1,031,573)    686,379    73,448
                                 -----------  -----------  ----------  --------

NET INCREASE (DECREASE) IN NET
 ASSETS.........................     873,856     (862,438)    965,477   117,828
NET ASSETS -- BEGINNING OF YEAR
 OR PERIOD......................   9,036,879    9,899,317     640,805   522,977
                                 -----------  -----------  ----------  --------

NET ASSETS -- END OF YEAR OR
 PERIOD......................... $ 9,910,735  $ 9,036,879  $1,606,282  $640,805
                                 ===========  ===========  ==========  ========

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable..

                                    FSA-60

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                 EQ/MFS INTERNATIONAL
                                        GROWTH*          EQ/MID CAP INDEX*       EQ/MONEY MARKET*
                                 --------------------  --------------------  ------------------------
                                    2017       2016       2017       2016        2017         2016
                                 ---------  ---------  ---------  ---------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss)... $   6,109  $   2,654  $   7,254  $   9,096  $    44,548  $    (3,272)
 Net realized gain (loss).......   107,493    (16,443)   122,084    112,326          215          (72)
 Net change in unrealized
   appreciation (depreciation)
   of investments...............    12,769     27,064     (7,708)    30,659          136           70
                                 ---------  ---------  ---------  ---------  -----------  -----------

 Net increase (decrease) in net
   assets resulting from
   operations...................   126,371     13,275    121,630    152,081       44,899       (3,274)
                                 ---------  ---------  ---------  ---------  -----------  -----------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners...............    86,430     79,791    131,727    134,264    1,655,404    1,673,728
 Transfers between Variable
   Investment Options including
   guaranteed interest account,
   net..........................   466,276   (155,024)   (83,218)   220,933      189,414      331,496
 Redemptions for contract
   benefits and terminations....  (179,592)   (28,818)  (244,833)  (208,869)  (3,647,047)  (3,221,725)
 Contract maintenance charges...    (3,412)    (2,504)    (5,762)    (5,820)     (78,135)     (98,070)
                                 ---------  ---------  ---------  ---------  -----------  -----------

 Net increase (decrease) in net
   assets resulting from
   contractowners transactions..   369,702   (106,555)  (202,086)   140,508   (1,880,364)  (1,314,571)
                                 ---------  ---------  ---------  ---------  -----------  -----------

 Net increase (decrease) in
   amount retained by AXA in
   Separate Account No. 66......        --         --         --         --          (21)         (21)
                                 ---------  ---------  ---------  ---------  -----------  -----------

NET INCREASE (DECREASE) IN NET
 ASSETS.........................   496,073    (93,280)   (80,456)   292,589   (1,835,486)  (1,317,866)
NET ASSETS -- BEGINNING OF YEAR
 OR PERIOD......................   284,389    377,669    941,673    649,084   12,500,706   13,818,572
                                 ---------  ---------  ---------  ---------  -----------  -----------

NET ASSETS -- END OF YEAR OR
 PERIOD......................... $ 780,462  $ 284,389  $ 861,217  $ 941,673  $10,665,220  $12,500,706
                                 =========  =========  =========  =========  ===========  ===========

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-61

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                  EQ/PIMCO ULTRA SHORT                            EQ/SMALL COMPANY
                                          BOND*          EQ/QUALITY BOND PLUS*         INDEX*
                                 ----------------------  --------------------  ----------------------
                                    2017        2016      2017       2016         2017        2016
                                 ----------  ----------   ------     ------    ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss)... $   29,258  $   22,778  $   81     $   79     $   47,502  $   46,422
 Net realized gain (loss).......       (303)     (1,779)     --          2        495,881     430,815
 Net change in unrealized
   appreciation (depreciation)
   of investments...............     13,158      23,216      12         (1)        60,927     378,851
                                 ----------  ----------   ------     ------    ----------  ----------

 Net increase (decrease) in net
   assets resulting from
   operations...................     42,113      44,215      93         80        604,310     856,088
                                 ----------  ----------   ------     ------    ----------  ----------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners...............    201,530     316,676      --         --        353,322     458,960
 Transfers between Variable
   Investment Options including
   guaranteed interest account,
   net..........................    103,290       6,503      --         --        129,699    (340,872)
 Redemptions for contract
   benefits and terminations....   (282,559)   (106,446)     --         --       (889,714)   (635,802)
 Contract maintenance charges...    (13,357)    (14,859)    (91)       (93)       (30,484)    (31,791)
                                 ----------  ----------   ------     ------    ----------  ----------

 Net increase (decrease) in net
   assets resulting from
   contractowners transactions..      8,904     201,874     (91)       (93)      (437,177)   (549,505)
                                 ----------  ----------   ------     ------    ----------  ----------

 Net increase (decrease) in
   amount retained by AXA in
   Separate Account No. 66......         --          (5)     39        (36)            --          --
                                 ----------  ----------   ------     ------    ----------  ----------

NET INCREASE (DECREASE) IN NET
 ASSETS.........................     51,017     246,084      41        (49)       167,133     306,583
NET ASSETS -- BEGINNING OF YEAR
 OR PERIOD......................  2,325,254   2,079,170   7,020      7,069      4,705,624   4,399,041
                                 ----------  ----------   ------     ------    ----------  ----------

NET ASSETS -- END OF YEAR OR
 PERIOD......................... $2,376,271  $2,325,254  $7,061     $7,020     $4,872,757  $4,705,624
                                 ==========  ==========   ======     ======    ==========  ==========

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-62

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                   EQ/T. ROWE PRICE      MULTIMANAGER CORE         MULTIMANAGER
                                    GROWTH STOCK*              BOND*                TECHNOLOGY*
                                 -------------------  ----------------------  ----------------------
                                    2017      2016       2017        2016        2017        2016
                                 ---------  --------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss)... $    (171) $   (154) $   22,160  $   27,404  $   (1,148) $     (851)
 Net realized gain (loss).......   229,179    14,494      (9,921)     (9,208)  1,491,480     566,790
 Net change in unrealized
   appreciation (depreciation)
   of investments...............   (30,251)   16,454      15,641      11,341     463,999    (153,573)
                                 ---------  --------  ----------  ----------  ----------  ----------

 Net increase (decrease) in net
   assets resulting from
   operations...................   198,757    30,794      27,880      29,537   1,954,331     412,366
                                 ---------  --------  ----------  ----------  ----------  ----------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners...............   125,321   212,156     117,851     128,967     308,110     384,784
 Transfers between Variable
   Investment Options including
   guaranteed interest account,
   net..........................    94,512     4,636     (54,471)    355,004     216,309    (126,356)
 Redemptions for contract
   benefits and terminations....  (153,221)  (45,121)   (492,947)   (692,545)   (401,179)   (347,396)
 Contract maintenance charges...    (5,480)   (4,539)     (7,026)     (9,470)    (37,194)    (32,626)
                                 ---------  --------  ----------  ----------  ----------  ----------

 Net increase (decrease) in net
   assets resulting from
   contractowners transactions..    61,132   167,132    (436,593)   (218,044)     86,046    (121,594)
                                 ---------  --------  ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN NET
 ASSETS.........................   259,889   197,926    (408,713)   (188,507)  2,040,377     290,772
NET ASSETS -- BEGINNING OF YEAR
 OR PERIOD......................   619,829   421,903   1,440,540   1,629,047   4,854,810   4,564,038
                                 ---------  --------  ----------  ----------  ----------  ----------

NET ASSETS -- END OF YEAR OR
 PERIOD......................... $ 879,718  $619,829  $1,031,827  $1,440,540  $6,895,187  $4,854,810
                                 =========  ========  ==========  ==========  ==========  ==========

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-63

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                       TARGET 2015             TARGET 2025             TARGET 2035
                                       ALLOCATION*             ALLOCATION*             ALLOCATION*
                                 ----------------------  ----------------------  ----------------------
                                    2017        2016        2017        2016        2017        2016
                                 ----------  ----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss)... $   18,828  $   20,859  $   47,697  $   39,385  $   29,318  $   24,974
 Net realized gain (loss).......     (7,371)    (35,941)      2,212      11,493      34,152      16,343
 Net change in unrealized
   appreciation (depreciation)
   of investments...............    143,911     129,008     418,869     166,991     286,311      98,840
                                 ----------  ----------  ----------  ----------  ----------  ----------

 Net increase (decrease) in net
   assets resulting from
   operations...................    155,368     113,926     468,778     217,869     349,781     140,157
                                 ----------  ----------  ----------  ----------  ----------  ----------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners...............     40,948      87,908     581,954     556,918     422,136     432,622
 Transfers between Variable
   Investment Options including
   guaranteed interest account,
   net..........................    139,534     (25,116)    134,665     (16,044)     (3,855)    (89,884)
 Redemptions for contract
   benefits and terminations....   (339,939)   (766,839)   (474,056)   (418,834)   (402,229)   (195,116)
 Contract maintenance charges...     (9,902)    (14,689)    (23,502)    (22,955)    (15,498)    (14,329)
                                 ----------  ----------  ----------  ----------  ----------  ----------

 Net increase (decrease) in net
   assets resulting from
   contractowners transactions..   (169,359)   (718,736)    219,061      99,085         554     133,293
                                 ----------  ----------  ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN NET
 ASSETS.........................    (13,991)   (604,810)    687,839     316,954     350,335     273,450
NET ASSETS -- BEGINNING OF YEAR
 OR PERIOD......................  1,458,145   2,062,955   2,895,261   2,578,307   1,919,022   1,645,572
                                 ----------  ----------  ----------  ----------  ----------  ----------

NET ASSETS -- END OF YEAR OR
 PERIOD......................... $1,444,154  $1,458,145  $3,583,100  $2,895,261  $2,269,357  $1,919,022
                                 ==========  ==========  ==========  ==========  ==========  ==========

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-64

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                       TARGET 2045           TARGET 2055
                                       ALLOCATION*           ALLOCATION*
                                 ----------------------  ------------------
                                    2017        2016       2017      2016
                                 ----------  ----------  --------  --------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss)... $   24,038  $   18,010  $  2,881  $  1,738
 Net realized gain (loss).......      8,979      (7,824)      (52)    7,581
 Net change in unrealized
   appreciation (depreciation)
   of investments...............    256,824      91,406    32,895    (2,844)
                                 ----------  ----------  --------  --------

 Net increase (decrease) in net
   assets resulting from
   operations...................    289,841     101,592    35,724     6,475
                                 ----------  ----------  --------  --------
FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners...............    318,721     425,750    68,670    53,259
 Transfers between Variable
   Investment Options including
   guaranteed interest account,
   net..........................     37,529    (204,217)    4,134    63,252
 Redemptions for contract
   benefits and terminations....   (184,193)   (239,804)  (35,197)     (847)
 Contract maintenance charges...    (13,119)    (11,691)   (1,750)     (640)
                                 ----------  ----------  --------  --------

 Net increase (decrease) in net
   assets resulting from
   contractowners transactions..    158,938     (29,962)   35,857   115,024
                                 ----------  ----------  --------  --------

 Net increase (decrease) in
   amount retained by AXA in
   Separate Account No. 66......         --          --        (6)       --
                                 ----------  ----------  --------  --------

NET INCREASE (DECREASE) IN NET
 ASSETS.........................    448,779      71,630    71,575   121,499
NET ASSETS -- BEGINNING OF YEAR
 OR PERIOD......................  1,404,735   1,333,105   154,028    32,529
                                 ----------  ----------  --------  --------

NET ASSETS -- END OF YEAR OR
 PERIOD......................... $1,853,514  $1,404,735  $225,603  $154,028
                                 ==========  ==========  ========  ========

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-65

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2017

1. Organization

   Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled), and 66 (collectively, the "Funds" or "Accounts") of AXA Equitable Life Insurance Company ("AXA Equitable"), were established under New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Funds are not chargeable with liabilities arising out of any other business of AXA Equitable. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946--Investment Companies, which is part of accounting principles generally accepted in the United States of America ("GAAP"). These financial statements reflect the financial position and results of operations for each of the Separate Accounts No. 10, 4, 3 and each of the Variable Investment Options of Separate Account No. 66. Annuity contracts issued by AXA Equitable for which the Accounts are the funding vehicles are Equi-Pen-Plus ("EPP"), Members Retirement Program ("MRP"), and Retirement Investment Account ("RIA") (collectively, "the Plans"). Institutional Contracts reflects investments in Funds by Contractowners of group annuity contracts issued by AXA Equitable. Assets of the Plans and Institutional are invested in a number of investment Funds (available Funds vary by Plan).

   Separate Account No. 66 consists of 44 Variable Investment Options. The Account invests in shares of mutual funds of AXA Premier VIP Trust ("VIP") and EQ Advisors Trust ("EQAT") (collectively "the Trusts"). The Trusts are open-end investment management companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. As used herein, "the Trusts" refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Accounts.

   Separate Account No. 10, 4, and 3 present a Statement of Assets and Liabilities as of December 31, 2017, a Statement of Operations for the year ended December 31, 2017, a Statement of Changes in Net Assets for the years ended December 31, 2017 and 2016, and a Portfolio of Investments as of December 31, 2017. The Contractowners invest in Separate Accounts No. 10, 4 and 3 under the following respective names:

 RIA                                    POOLED SEPARATE ACCOUNT FUNDS**
 Separate Account No. 10                The AllianceBernstein Balanced Fund
 Separate Account No. 4                 The AllianceBernstein Common Stock
                                        Fund
 Separate Account No. 3                 The AllianceBernstein Mid Cap Growth
                                        Fund

 MRP                                    POOLED SEPARATE ACCOUNT FUNDS**
 Separate Account No. 10                The AllianceBernstein Balanced Fund
 Separate Account No. 4                 The AllianceBernstein Growth Equity
                                        Fund
 Separate Account No. 3                 The AllianceBernstein Mid Cap Growth
                                        Fund

 EPP                                    POOLED SEPARATE ACCOUNT FUNDS**
 Separate Account No. 10                The AllianceBernstein Balanced Fund
 Separate Account No. 4                 The AllianceBernstein Common Stock
                                        Fund

 INSTITUTIONAL                          POOLED SEPARATE ACCOUNT FUNDS**
 Separate Account No. 10                Balanced Account
 Separate Account No. 4                 Growth Stock Account
 Separate Account No. 3                 Mid Cap Growth Stock Account

                                    FSA-66

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

1. Organization (Continued)

   Separate Account No. 66 consists of the Variable Investment Options listed below. Separate Accounts No. 66 presents, for each of these Variable Investment Options, a Statement of Assets and Liabilities as of December 31, 2017, a Statement of Operations for the year ended December 31, 2017, and a Statement of Changes in Net Assets for the years or periods ended
   December 31, 2017 and 2016, except as otherwise indicated below:

Separate Account No. 66:
                 RIA                   EQ ADVISORS TRUST*
                 ---                   ------------------
                                       1290 VT Socially Responsible           EQ/Large Cap Growth Index
                                       AXA Global Equity Managed Volatility   EQ/Mid Cap Index
                                       AXA International Core Managed
                                       Volatility                             EQ/Money Market
                                       AXA International Value Managed
                                       Volatility                             EQ/Quality Bond PLUS
                                       AXA Large Cap Core Managed
                                       Volatility/(5)/                        EQ/T. Rowe Price Growth Stock
                                       AXA Large Cap Growth Managed
                                       Volatility                             Multimanager Technology
                                       AXA Large Cap Value Managed Volatility AXA Premier VIP Trust*
                                       AXA Mid Cap Value Managed Volatility   Charter/SM/ Multi-Sector Bond
                                       AXA/AB Small Cap Growth                Charter/SM/ Small Cap Value
                                       AXA/ClearBridge Large Cap Growth
                                       EQ/BlackRock Basic Value Equity
                                       EQ/Capital Guardian Research
                                       EQ/Equity 500 Index
                                       EQ/Intermediate Government Bond
                                       EQ/International Equity Index
                                       EQ/JPMorgan Value Opportunities/(5)/
                 MRP                   EQ ADVISORS TRUST*                     AXA PREMIER VIP TRUST*
                 ---                   ------------------                     ----------------------
                                       1290 VT DoubleLine Dynamic
                                       Allocation/(1)/                        AXA Aggressive Allocation
                                       1290 VT Equity Income/(2)/             AXA Conservative Allocation
                                       1290 VT GAMCO Mergers and
                                       Acquisitions/(3)/                      AXA Conservative-Plus Allocation
                                       1290 VT GAMCO Small Company Value/(4)/ AXA Moderate Allocation
                                       1290 VT Socially Responsible           AXA Moderate-Plus Allocation
                                       All Asset Growth - Alt 20              Charter/SM/ Multi-Sector Bond
                                       AXA Global Equity Managed Volatility   Target 2015 Allocation
                                       AXA International Core Managed
                                       Volatility                             Target 2025 Allocation
                                       AXA Large Cap Growth Managed
                                       Volatility                             Target 2035 Allocation
                                       AXA Large Cap Value Managed Volatility Target 2045 Allocation
                                       AXA Mid Cap Value Managed Volatility   Target 2055 Allocation
                                       AXA/AB Small Cap Growth
                                       AXA/ClearBridge Large Cap Growth
                                       AXA/Janus Enterprise
                                       EQ/Capital Guardian Research
                                       EQ/Equity 500 Index
                                       EQ/Intermediate Government Bond
                                       EQ/International Equity Index
                                       EQ/Large Cap Growth Index
                                       EQ/MFS International Growth
                                       EQ/Mid Cap Index
                                       EQ/Money Market
                                       EQ/PIMCO Ultra Short Bond
                                       EQ/Small Company Index
                                       EQ/T. Rowe Price Growth Stock
                                       Multimanager Core Bond
                                       Multimanager Technology

   ----------
   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.
   * As defined in the respective Prospectus of the Plans.
  (1)Formerly known as All Asset Moderate Growth-Alt 15.
  (2)Formerly known as EQ/Boston Advisors Equity Income.
  (3)Formerly known as EQ/GAMCO Mergers And Acquisitions.
  (4)Formerly known as EQ/GAMCO Small Company Value.
  (5)The account had no units at December 31, 2017 and 2016, thus the fund is excluded from all other sections of the financial statements.


                                    FSA-67

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

1. Organization (Concluded)

   Under applicable insurance law, the assets and liabilities of the Accounts are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Accounts are the property of AXA Equitable. However, the portion of the Accounts' assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct. Separate Account No. 66 is used to fund benefits under group annuity Contract ("Contracts") in connection with retirement savings on a tax-deferred basis.

   The amount retained by AXA Equitable in Separate Accounts No. 4 and 66 arises primarily from (1) contributions from AXA Equitable, and (2) that portion, determined ratably, of the Account's investment results applicable to those assets in the account in excess of the net assets attributable to contractowners. Amounts retained by AXA Equitable are not subject to charges for expense risks, assets-based administration charges are distribution charges. Amount retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account"). AXA Equitable's General Account is subject to creditor rights.

   Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolio of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

   In the normal course of business, AXA Equitable may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Accounts. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   ACCOUNTING POLICIES SPECIFIC TO SEPARATE ACCOUNTS NO. 10, 4 AND 3:

   Investment securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by AXA Equitable's investment officers.

   In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price.

   Futures and forward contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used.

   U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days.

   Fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the investment advisor may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security.

   Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m.,

                                    FSA-68

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

2. Significant Accounting Policies (Continued)

   Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. Other assets that do not have a readily available market price are valued at fair value as determined in good faith by AXA Equitable's investment officers.

   INVESTMENT TRANSACTIONS:

   Security transactions are recorded on the trade date. Amortized cost of debt securities where applicable is adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   The books and records of the Accounts are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reflected under "Realized and Unrealized Gain (Loss) on Investments" in the Statement of Operations. Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year.

   FUTURES AND FORWARD CONTRACTS:

   Futures and forward contracts are agreements to buy or sell a security, foreign currency, or stock index for a set price in the future. Initial margin deposits are made upon entering into futures contracts and can be either in cash or securities.

   Separate Accounts No. 10 and 4 may buy or sell futures contracts solely for the purpose of protecting their Account's securities against anticipated future changes in interest rates that might adversely affect the value of an Account's securities or the price of the securities that an Account intends to purchase at a later date. During the period the futures and forward contracts are open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. Variation margin payments for futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. For the year ended December 31, 2017, the average monthly notional value of futures contracts held in Separate Account No. 4 was $713,480. All futures contracts were related to equity contracts. For the year ended December 31, 2017, Separate Account No. 10 did not enter into any futures contracts. Separate Account No. 3 does not enter into futures contracts.

   When the futures or forward contract is closed, the Accounts record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Accounts' basis in the contract. Should interest rates or the price of securities move unexpectedly, the Accounts may not achieve the anticipated benefits of the financial futures or forward contracts and may incur a loss. The use of futures and forward transactions involves the risk of imperfect correlation in movements in the prices of futures and forward contracts, interest rates and the underlying hedged assets.

   Separate Account No. 10 may enter into forward currency contracts in order to hedge its exposure to changes in foreign security holdings, but did not enter into any forward currency contracts during the year ended December 31, 2017. Separate Accounts No. 3, and 4 do not enter into forward currency contracts. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The realized gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains and losses from foreign currency transactions.

   MARKET AND CREDIT RISK:

   Futures and forward contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures and forward contracts reflect the extent of the Accounts' exposure to off-balance sheet risk. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Accounts bear the market risk that arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade that acts as the counterparty of the Accounts' futures transactions. Forward contracts are

                                    FSA-69

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

2. Significant Accounting Policies (Continued)

   entered into directly with a counterparty and not through an exchange and can be terminated only by agreement of both parties to the contract. There is no daily margin settlement and the Accounts are exposed to the risk of default by the counterparty.

   CONTRACTS IN PAYOUT:

   Net assets allocated to Contracts in the payout period are computed according to various mortality tables, depending on the year the benefits were purchased. The tables used are the 1951 GA, the 1971 GAM, the 1983 GAM, and the 1994 GAR. The assumed investment returns vary by Contract and range from 4 percent to 8.75 percent. The Contracts are participating group annuities, and thus, the mortality risk is borne by the Contractowner, as long as the Contract has not been discontinued. AXA Equitable retains the ultimate obligation to pay the benefits if the Contract funds become insufficient and the Contractowner elects to discontinue the contract.

   OTHER ASSETS AND LIABILITIES:

   Amounts due to/from the General Account represent receivables/payables for policy related transactions predominantly related to premiums, surrenders and death benefits.

   CONTRACT PAYMENTS AND WITHDRAWALS:

   Payments received from Contractowners represent contributions under the Contracts (excluding amounts allocated to the guaranteed interest option, reflected in the General Account) after the deduction of any applicable withdrawal changes. The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate.

   Withdrawals are payments to participants and beneficiaries made under the terms of the Plans and include amounts that participants have requested to be withdrawn and paid to them.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

   FOREIGN TAXES:

   The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

   ACCOUNTING POLICIES SPECIFIC TO SEPARATE ACCOUNT NO. 66:

   INVESTMENTS:

   Investments are made in shares of the Portfolios and the fair values of investments are valued at the reported net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:

   Investment transactions are recorded on the trade date. Dividend income and distributions of net realized gains from the Portfolios are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on the redemptions of investments in the Portfolios (determined on the identified cost basis) and (2) distributions of net realized gains on investment transactions of the Portfolios.

   DUE TO AND DUE FROM:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various Portfolios by Contractowners. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades.

                                    FSA-70

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

2. Significant Accounting Policies (Concluded)


   CONTRACT PAYMENTS AND TRANSFERS:

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account.

   Transfers between Variable Investment Options including the guaranteed interest account, net, are amounts that participants have directed to be moved among Portfolios, including permitted transfers to and from the guaranteed interest account. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Redemptions for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in redemptions for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 -- Quoted prices that are publicly available for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 -- Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

   Level 3 -- Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

   Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant

                                    FSA-71

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

3. Fair Value Disclosures (Continued)

   component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

   Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

   The Advisor has established a Valuation Committee (the "Committee") which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedure established by the Advisor and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee's responsibilities include:
   1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Advisor's pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

   The Committee is also responsible for monitoring the implementation of the pricing policies by the Advisor's Pricing Group (the "Pricing Group") and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

   In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Advisor's prices).

   For Separate Account No. 66, all investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between Level 1, Level 2 and Level 3 during the year for Separate Account No. 66.

   For Separate Accounts No. 10, 4, and 3, assets measured at fair value on a recurring basis are summarized below as of the dates indicated:

                                                   FAIR VALUE MEASUREMENTS
                                                   AS OF DECEMBER 31, 2017
                                                           LEVEL 1
                                              ---------------------------------
                                              SEPARATE    SEPARATE    SEPARATE
                                               ACCOUNT    ACCOUNT     ACCOUNT
                                              NO.10/(1)/    NO.4        NO.3
                                              ---------- ----------- ----------
ASSETS
Investments:
Common stocks
 Consumer discretionary...................... $1,340,070 $15,810,837 $5,127,896
 Consumer staples............................    734,992   5,852,428  1,106,758
 Energy......................................    488,302     751,276         --
 Financials..................................  1,553,134   2,994,460  2,543,445
 Health Care.................................  1,352,893  11,040,492  4,197,988
 Industrials.................................  1,101,245  10,940,874         --
 Information Technology......................  2,556,206  32,725,280         --
 Materials & Processing......................    199,057   3,219,262  1,195,426

                                    FSA-72

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

3. Fair Value Disclosures (Continued)

                                                     FAIR VALUE MEASUREMENTS
                                                     AS OF DECEMBER 31, 2017
                                                             LEVEL 1
                                               -----------------------------------
                                                SEPARATE    SEPARATE    SEPARATE
                                                 ACCOUNT    ACCOUNT     ACCOUNT
                                               NO.10/(1)/     NO.4        NO.3
                                               ----------- ----------- -----------
 Real estate.................................. $    69,089 $ 2,164,914 $        --
 Technology...................................          --          --   3,970,196
 Telecommunication services...................      91,377     848,122          --
 Utilities....................................     248,502       9,968          --
                                               ----------- ----------- -----------
   TOTAL COMMON STOCKS........................   9,734,867  86,357,914  22,363,206
                                               ----------- ----------- -----------
Other financial instruments:
Liabilities
 Futures Contracts/(2)/.......................          --       4,516          --
                                               ----------- ----------- -----------
TOTAL LEVEL 1................................. $ 9,734,867 $86,362,430 $22,363,206
                                               =========== =========== ===========

                                                             LEVEL 2
                                               -----------------------------------
                                                SEPARATE    SEPARATE    SEPARATE
                                                 ACCOUNT    ACCOUNT     ACCOUNT
                                               NO.10/(1)/     NO.4        NO.3
                                               ----------- ----------- -----------
ASSETS
Investments:
Fixed Maturities, available for sale
 Corporate.................................... $ 2,425,935 $        -- $        --
 U.S. Treasury, government and agency.........   6,823,266          --          --
 States and political subdivision.............      39,111          --          --
 Foreign governments..........................      29,175          --          --
 Commercial mortgage-backed...................     101,681          --          --
 Residential mortgage-backed..................   2,424,524          --          --
                                               ----------- ----------- -----------
   TOTAL FIXED MATURITIES, AVAILABLE FOR SALE.  11,843,692          --          --
                                               ----------- ----------- -----------
Common stocks
 Consumer discretionary.......................     499,758          --          --
 Consumer staples.............................     527,102          --          --
 Energy.......................................     392,310          --          --
 Financials...................................   1,250,774          --          --
 Health Care..................................     541,391          --          --
 Industrials..................................     951,303          --          --
 Materials & Processing.......................     245,946          --          --
 Producer durables............................     451,486          --          --
 Technology...................................     257,146          --          --
 Telecommunication services...................     295,692          --          --
 Utilities....................................     270,587          --          --
                                               ----------- ----------- -----------
   TOTAL COMMON STOCKS........................   5,683,495          --          --
                                               ----------- ----------- -----------
Preferred stocks
 Consumer discretionary.......................      27,684          --          --
                                               ----------- ----------- -----------
   TOTAL PREFERRED STOCKS.....................      27,684          --          --
                                               ----------- ----------- -----------
 Affiliated separate accounts.................          --          --          --
                                               ----------- ----------- -----------
TOTAL LEVEL 2................................. $17,554,871 $        -- $        --
                                               =========== =========== ===========

                                    FSA-73

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

3. Fair Value Disclosures (Concluded)


                                                       LEVEL 3
                                              --------------------------
                                              SEPARATE SEPARATE SEPARATE
                                              ACCOUNT  ACCOUNT  ACCOUNT
                                               NO.10     NO.4     NO.3
                                              -------- -------- --------
ASSETS
Investments:
Fixed Maturities, available for sale
 Asset-backed................................  $17,924      $--      $--
                                               -------      ---      ---
TOTAL LEVEL 3................................  $17,924      $--      $--
                                               =======      ===      ===

   The table below presents a reconciliation for all Level 3 Assets at December 31, 2017:

                                                LEVEL 3 INSTRUMENTS
                                              FAIR VALUE MEASUREMENTS
                                              SEPARATE ACCOUNT NO. 10
                                              -----------------------
                                                 FIXED MATURITIES
                                              -----------------------
                                                   ASSET-BACKED
                                              -----------------------
BALANCE, DECEMBER 31, 2016...................               $  21,490
Total gains (losses) realized and
 unrealized, included in:
Earnings as:
 Net amortization/accretion..................                      30
                                                            ---------
   SUBTOTAL..................................                  21,520
                                                            ---------
 Change in unrealized gain...................                     249
 Settlements.................................                  (3,845)
                                                            ---------
BALANCE, DECEMBER 31, 2017...................               $  17,924
                                                            =========

   ----------
  (1)For the year ended December 31, 2017, several Common Stock securities transferred from level 1 to level 2 due to changes in updated classification at the measurement date.
  (2)Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized depreciation of futures contracts as reported in the portfolio of investments.

   The table below details the changes in unrealized gains for 2017 by category for Level 3 assets still held as of December 31, 2017:

                                              SEPARATE
                                              ACCOUNT
                                               NO.10
                                              --------
LEVEL 3 INSTRUMENTS STILL HELD AS OF
 DECEMBER 31, 2017
Change in unrealized gains or losses
Fixed maturities, available for sale:
 Asset-backed................................   $  249
                                                ------
TOTAL........................................   $  249
                                                ======

                                    FSA-74

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017


4. Purchases and Sales of Portfolios

   Investment Security Transactions:

   For the year ended December 31, 2017, investment security transactions, excluding short-term debt securities, were as follows for Separate Accounts No. 10, 4, and 3:

                                                       PURCHASES                      SALES
                                              ---------------------------- ----------------------------
                                                                  U.S.                         U.S.
                                                STOCKS AND     GOVERNMENT    STOCKS AND     GOVERNMENT
FUND                                          DEBT SECURITIES AND AGENCIES DEBT SECURITIES AND AGENCIES
----                                          --------------- ------------ --------------- ------------
Separate Account No. 10......................     $27,005,892   $5,077,564     $30,501,715   $4,120,835
Separate Account No. 4.......................      11,994,060           --      20,910,522           --
Separate Account No. 3.......................      12,390,907           --      15,747,962           --

   The cost of purchases and proceeds from sales of Portfolios for the year ended December 31, 2017 were as follows for Separate Account No. 66:

                                                        PURCHASES     SALES
                                                        ---------- -----------
1290 VT DOUBLELINE DYNAMIC ALLOCATION.................. $   16,022 $    12,176
1290 VT EQUITY INCOME..................................    206,765     313,931
1290 VT GAMCO MERGERS AND ACQUISITIONS.................     20,503      24,315
1290 VT GAMCO SMALL COMPANY VALUE......................    622,123     727,359
1290 VT SOCIALLY RESPONSIBLE...........................    616,489     115,149
ALL ASSET GROWTH-ALT 20................................    186,499      40,581
AXA AGGRESSIVE ALLOCATION..............................    494,944     363,730
AXA CONSERVATIVE ALLOCATION............................    179,101     281,208
AXA CONSERVATIVE-PLUS ALLOCATION.......................    144,245     362,837
AXA GLOBAL EQUITY MANAGED VOLATILITY...................    818,009     706,231
AXA INTERNATIONAL CORE MANAGED VOLATILITY..............    272,126     344,757
AXA INTERNATIONAL VALUE MANAGED VOLATILITY.............      3,805         876
AXA LARGE CAP GROWTH MANAGED VOLATILITY................    807,274     836,156
AXA LARGE CAP VALUE MANAGED VOLATILITY.................    551,604   1,659,815
AXA MID CAP VALUE MANAGED VOLATILITY...................    834,063   1,459,421
AXA MODERATE ALLOCATION................................  4,170,163   2,739,320
AXA MODERATE-PLUS ALLOCATION...........................    482,038     124,701
AXA/AB SMALL CAP GROWTH................................    588,116     508,503
AXA/CLEARBRIDGE LARGE CAP GROWTH.......................    191,512     177,862
AXA/JANUS ENTERPRISE...................................    163,083      82,880
CHARTER/SM/ MULTI-SECTOR BOND..........................    327,704     410,008
CHARTER/SM/ SMALL CAP VALUE............................        608         417
EQ/BLACKROCK BASIC VALUE EQUITY........................      4,649      12,191
EQ/CAPITAL GUARDIAN RESEARCH...........................    892,016   1,092,419
EQ/EQUITY 500 INDEX....................................  2,063,190   5,328,420
EQ/INTERMEDIATE GOVERNMENT BOND........................    727,693     731,004
EQ/INTERNATIONAL EQUITY INDEX..........................    846,663   1,689,684
EQ/LARGE CAP GROWTH INDEX..............................  1,116,014     356,447
EQ/MFS INTERNATIONAL GROWTH............................  1,997,967   1,594,003
EQ/MID CAP INDEX.......................................    288,914     412,211
EQ/MONEY MARKET........................................  8,632,191  10,467,631
EQ/PIMCO ULTRA SHORT BOND..............................    369,541     331,325
EQ/QUALITY BOND PLUS...................................         86          93
EQ/SMALL COMPANY INDEX.................................    980,727   1,016,526
EQ/T. ROWE PRICE GROWTH STOCK..........................  1,142,305   1,010,228
MULTIMANAGER CORE BOND.................................    495,904     910,326
MULTIMANAGER TECHNOLOGY................................  4,087,148   3,462,387
TARGET 2015 ALLOCATION.................................    232,863     347,279

                                    FSA-75

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

4. Purchases and Sales of Portfolios (Concluded)

                                                        PURCHASES  SALES
                                                        --------- --------
TARGET 2025 ALLOCATION................................. $722,178  $455,296
TARGET 2035 ALLOCATION.................................  416,443   386,479
TARGET 2045 ALLOCATION.................................  391,928   208,882
TARGET 2055 ALLOCATION.................................   72,065    33,311

5. Expenses and Related Party Transactions

   In Separate Account No. 66, the assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trusts. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options invest are categorized by the share class of the Portfolio. EQAT and VIP issue Class A, Class B and Class K shares. All share classes issued by EQAT and VIP are subject to fees for investment management and advisory services and other Portfolio expenses. Class A and Class B are also subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") approved by the EQAT and VIP Trusts' Board of Trustees and adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class A or Class B shares. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable.

   AXA Equitable Funds Management Group, LLC ("FMG LLC"), a wholly-owned subsidiary of AXA Equitable serves as investment manager of the Portfolios of EQAT and VIP. FMG LLC either (1) contracts with and oversees the activities of the investment sub-advisors with respect to the Portfolios and is responsible for retaining and discontinuing the services of those sub-advisors or (2) directly manages the Portfolios. FMG LLC receives management fees for services performed in its capacity as investment manager of the Portfolios of EQAT and VIP, and pays fees to the sub-advisors for sub-advisory services to the respective Portfolios. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.46% to a high of 1.45% (after waivers, reimbursements, fees paid indirectly and including indirect expenses, as applicable) of the average daily net assets of the Portfolios of EQAT and VIP. Since these fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, they are not included in the expenses or expense ratios of the Variable Investment Options.

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for the AXA/AB Small Cap Growth; EQ/Equity 500 Index; EQ/International Equity Index; EQ/Large Cap Growth Index; EQ/Small Company Index and Separate Accounts No. 10, 4 and 3; as well as a portion of AXA Large Cap Value Managed Volatility and EQ/Quality Bond PLUS. AllianceBernstein is a publicly traded limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent of AXA Equitable).

   AXA Advisors, LLC is an affiliate of AXA Equitable, and a distributor and principal underwriter of the policies ("Contracts"). AXA Advisors is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network") or its subsidiaries (affiliates of AXA Equitable). AXA Advisors receives commissions and other service-related payments under its distribution agreement with AXA Equitable and its networking agreement with AXA Network.

   In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, AXA Equitable, AllianceBernstein, and AXA Advisors may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the AXA Equitable Funds' portfolio transactions.

   AXA Equitable serves as the transfer agent for EQAT and VIP.

6. Reorganization

   In May 2017, pursuant to several Agreement and Plan of Reorganization and Termination, as approved by contractholders, certain Portfolios of EQ Advisors Trust (the "Surviving Portfolios") acquired the net assets of other Portfolios of AXA Premier VIP Trust and EQ Advisors Trust (the "Removed Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were replaced with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). For accounting purposes, these reorganizations were treated as a merger.

                                    FSA-76

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

6. Reorganization (Concluded)


-----------------------------------------------------------------------------
                          REMOVED PORTFOLIO           SURVIVING PORTFOLIO
-----------------------------------------------------------------------------
 MAY 19, 2017             ALL ASSET AGGRESSIVE-ALT 25 ALL ASSET GROWTH-ALT 20
-----------------------------------------------------------------------------
Shares -- Class B            9,204                      20,743
Value -- Class B          $  12.58                    $  20.09
Net Assets Before Merger  $115,809                    $300,819
Net Assets After Merger   $     --                    $416,628
Unrealized Gain           $  3,118
-----------------------------------------------------------------------------

   In 2016, there were no reorganizations within the Variable Investment Options of the Account.

7. Asset-based Charges and Contractowner Charges

   Charges and fees relating to the Portfolios are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Portfolios. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Portfolio units or (ii) reduction in unit value.

   RIA

   Charges and fees relating to the Portfolios are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Portfolios. Depending upon the terms of a contract, sales-related fees and operating expenses are paid by the contract holders
   (i) by a reduction of an appropriate number of Portfolio units or
   (ii) reduction in unit value from contractowners. Fees with respect to the Retirement Investment Account (RIA) contracts are as follows:

   INVESTMENT MANAGEMENT FEE:

   An annual rate of 0.50% of the net assets attributable to RIA units is assessed for the AllianceBernstein Balanced Fund, and AllianceBernstein Mid Cap Growth Fund and an effective annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as a reduction in RIA unit value.

   ADMINISTRATIVE FEES:

   Contracts investing in the Portfolios are subject to certain administrative expenses according to contract terms. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Portfolio units or (ii) reduction in unit value. These fees may include:

   Ongoing Operations Fee -- An expense charge is made based on the combined net balances of each fund. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or
   (ii) reduction in unit value. For employer plans which adopted RIA after February 9, 1986, the monthly rate ranges are summarized in the table below:

             COMBINED BALANCE OF INVESTMENT OPTIONS  MONTHLY RATE
             --------------------------------------  --------------
                        First $150,000.............. 1/12 of 1.25%
                        Next $350,000............... 1/12 of 1.00%
                        Next $500,000............... 1/12 of 0.75%
                        Next $1,500,000............. 1/12 of 0.50%
                        Over $2,500,000............. 1/12 of 0.25%

   Participant Recordkeeping Services Charge -- Employers electing RIA's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value.

   Contingent Withdrawal Charge -- Certain withdrawals are subject to defined contingent withdrawal charges. The maximum charge is 6.00% of the total plan assets withdrawn and is deducted as a liquidation of Portfolio units.

   Loan Fee -- A loan fee equal to 1.00% of the amount withdrawn as loan principal is deducted on the date the plan loan is made.

                                    FSA-77

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

7. Asset-based Charges and Contractowner Charges (Continued)


   OPERATING AND EXPENSE CHARGES:

   In addition to the charges and fees mentioned above, Separate Accounts
   No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. These charges and fees are reflected as reductions of unit value.

   MRP

   Charges and fees relating to the Portfolios paid to AXA Equitable are deducted in accordance with the terms of the various contracts which participate in the Portfolios. With respect to the Members Retirement Program these expenses consist of investment management, program expense charge, direct expenses, and record maintenance. These charges and fees are paid to AXA Equitable. Fees with respect to the Members Retirement Program contracts are as follows:

  . Program Expense Charge -- AXA Equitable assesses a Program expense charge on a monthly basis, which is charged against accounts in the plans that invest in the Separate Accounts. AXA Equitable determines the Program expense charge for each plan on the last day of each month, based on two factors: (1) the average account value of the accounts in the plan, and
      (2) the value of the total plan assets invested in the Members Retirement Program by the plan, on that date. The Program expense charge is applied to all assets in the plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value. Prior to May 2, 2016, the Program expense charges will be as follows; if the Average account value under the Plan is $75,000 or less, then the Program expense charge will be (i) 1.00% of the first $250,000, (ii) 0.80% of the next $250,000 and (iii) 0.65% of the excess over $500,000. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be (i) 1.00% of the first $250,000, (ii) 0.70% of the next $250,000 and (iii) 0.55% of the excess over $500,000. Effective May 2, 2016, the Program expense charges will be as follows; if the Average account value under the Plan is $75,000 or less, then the Program expense charge will be (i) 0.85% of the first $250,000, (ii) 0.65% of the next $250,000 and (iii) 0.50% of the excess over $500,000. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be (i) 0.85% of the first $250,000, (ii) 0.55% of the next $250,000 and (iii) 0.40% of the excess over $500,000.

  . Investment Management Fees -- An expense charge is made daily at an effective annual rate of 0.50% of the net assets of the AllianceBernstein Balanced Fund and an effective annual rate of 0.30% for the AllianceBernstein Growth Equity Fund and an effective annual rate of 0.65% for the AllianceBernstein Mid Cap Growth Fund. This fee is reflected as a reduction in MRP unit value.

  . Direct Operating and Other Expenses -- In addition to the charges and fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. This fee is reflected as a reduction in MRP unit value.

  . A record maintenance and report fee of $3.75 per participant is deducted quarterly as a liquidation of fund units.

   EPP

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts, which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund Units or (ii) reduction in unit value. Fees with respect to the Equi-Pen-Plus Master Plan and Retirement Trust are as follows:

   INVESTMENT MANAGEMENT FEE:

   An annual rate of 0.25% of the total plan and trust net assets is deducted daily for the AllianceBernstein Balanced Fund and an annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as reduction in EPP unit value.

   ADMINISTRATIVE FEES:

   Ongoing Operations Fee -- An expense charge is made based on each client's combined balance of Master Plan and Trust net assets in the Funds and AXA Equitable's Fixed Income Accounts at a monthly rate of 1/12 of (i) 1% of the first $500,000, (ii) 0.75% of the next $500,000 and (iii) 0.50% of the excess over $1,000,000. The ongoing operations fee is generally paid via a liquidation of units held in the fund.

   Participant Recordkeeping Services Charge -- Employers electing Equi-Pen-Plus's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. The participant recordkeeping service charge is generally paid via a liquidation of units held in the fund.

                                    FSA-78

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

7. Asset-based Charges and Contractowner Charges (Concluded)


   Withdrawal Charge -- A charge is applied if the client terminates plan participation in the Master Retirement Trust ("Master Trust") and if the client transfers assets to another funding agency before the fifth anniversary of the date AXA Equitable accepts the participation agreement. The redemption charge is generally paid via a liquidation of units held in the fund and will be based on the following schedule:

         FOR TERMINATION OCCURRING IN:       WITHDRAWAL CHARGE:
         -----------------------------  ------------------------------
                Years 1 and 2.......... 3% of all Master Trust assets
                Years 3 and 4.......... 2% of all Master Trust assets
                Year 5................. 1% of all Master Trust assets
                After Year 5...........     No Withdrawal Charge

   OPERATING AND EXPENSE CHARGES:

   In addition to the charges and fees mentioned above, Separate Accounts
   No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include custody, audit and printing of reports. These charges and fees are reflected as reduction of unit value.

   INSTITUTIONAL

   ASSET MANAGEMENT FEES

   Asset management fees are charged to clients investing in the Separate Accounts. The fees are based on the prior month-end net asset value (as defined) of each client's aggregate interest in AXA Equitable's Separate Accounts, and are determined monthly. The fees are calculated for each client in accordance with the schedule set forth below for the Balanced Account and the Mid Cap Growth Stock Account:

                 EACH CLIENT'S AGGREGATE INTEREST  ANNUAL RATE
                 --------------------------------  -----------
                    Minimum Fee...................   $5,000
                    First $2 million.............. 0.85 of 1%
                    Next $3 million............... 0.60 of 1%
                    Next $5 million............... 0.40 of 1%
                    Next $15 million.............. 0.30 of 1%
                    Next $75 million.............. 0.25 of 1%
                    Excess over $100 million...... 0.20 of 1%

   Asset management fees for the Growth Stock Account is an expense charge determined monthly with an effective annual rate of 0.08%.

   Asset management fees are paid to AXA Equitable. Clients can either pay the fee directly by remittance to the Separate Account or via liquidation of units held in the Separate Accounts.

   ADMINISTRATIVE FEES

   Certain client contracts provide for a fee for administrative services to be paid directly to AXA Equitable. This administrative fee is calculated according to the terms of the specific contract and is generally paid via a liquidation of units held in the funds in which the contract invests. The payment of the fee for administrative services has no effect on other Separate Account clients or the unit values of the separate accounts.

   OPERATING AND EXPENSE CHARGES

   In addition to the charges and fees mentioned above, the Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These charges may include custody and audit fees, and result in reduction of Separate Account unit values.

   Administrative fees paid through a liquidation of units in Separate Account No. 66 are shown in the Statements of Changes in Net Assets as Contract maintenance charges. The aggregate of all other fees are included in Asset-based charges in the Statements of Operations. Asset-based charges including accounting and administration fees.

                                    FSA-79

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

8. Changes in Units Outstanding


   Accumulation units issued and redeemed as of December 31, were (in thousands):

   SEPARATE ACCOUNTS NO. 10, 4 AND 3:

                   ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN
                     BALANCED FUND           COMMON STOCK FUND        MID CAP GROWTH FUND
               ------------------------  ------------------------  ------------------------
               DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                   2017         2016         2017         2016         2017         2016
               ------------ ------------ ------------ ------------ ------------ ------------
RIA
Issued........      --           --           --           --           --           --
Redeemed......      (1)          (3)          --           --           --           (1)
                   ---          ---          ---           --          ---          ---
Net Decrease..      (1)          (3)          --           --           --           (1)
                   ===          ===          ===           ==          ===          ===
                   ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN
                     BALANCED FUND          GROWTH EQUITY FUND        MID CAP GROWTH FUND
               ------------------------  ------------------------  ------------------------
               DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                   2017         2016         2017         2016         2017         2016
               ------------ ------------ ------------ ------------ ------------ ------------
MRP
Issued........      18           22            5            2           24           11
Redeemed......     (55)         (49)         (10)          (8)         (47)         (34)
                   ---          ---          ---           --          ---          ---
Net Decrease..     (37)         (27)          (5)          (6)         (23)         (23)
                   ===          ===          ===           ==          ===          ===
                   ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN
                     BALANCED FUND           COMMON STOCK FUND
               ------------------------  ------------------------
               DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                   2017         2016         2017         2016
               ------------ ------------ ------------ ------------
EPP
Issued........      --           --           --           --
Redeemed......      --           --           --           --
                   ---          ---          ---           --
Net Decrease..      --           --           --           --
                   ===          ===          ===           ==
                                                                        MID CAP GROWTH
                   BALANCED ACCOUNT        GROWTH STOCK ACCOUNT          STOCK ACCOUNT
               ------------------------  ------------------------  ------------------------
               DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                   2017         2016         2017         2016         2017         2016
               ------------ ------------ ------------ ------------ ------------ ------------
INSTITUTIONAL
Issued........      --           --           --           --           --           --
Redeemed......      --           --           --           (1)          --           --
                   ---          ---          ---           --          ---          ---
Net Decrease..      --           --           --           (1)          --           --
                   ===          ===          ===           ==          ===          ===

   SEPARATE ACCOUNT NO. 66:

                                                                  AXA           AXA
                                                AXA GLOBAL     INTERNATIONAL INTERNATIONAL
                               1290 VT SOCIALLY EQUITY MANAGED CORE MANAGED  VALUE MANAGED
                               RESPONSIBLE      VOLATILITY     VOLATILITY    VOLATILITY
                               ---------------- -------------- ------------- -------------
                               2017     2016    2017    2016   2017   2016   2017   2016
                               ----     ----    ----    ----   ----   ----   ----   ----
RIA
Net Issued....................  --       --      --      --     --     --     --     --
Net Redeemed..................  --       --      --      --     --     --     --     --
                                --       --      --      --     --     --     --     --
Net Increase/(Decreased)......  --       --      --      --     --     --     --     --
                                ==       ==      ==      ==     ==     ==     ==     ==

                                    FSA-80

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

8. Changes in Units Outstanding (Continued)

                               AXA LARGE CAP   AXA LARGE CAP   AXA MID CAP       AXA/AB
                               GROWTH MANAGED  VALUE MANAGED   VALUE MANAGED    SMALL CAP
                               VOLATILITY      VOLATILITY      VOLATILITY        GROWTH
                               -------------   ------------    ------------     -----------
                               2017     2016   2017     2016   2017      2016   2017    2016
                               ----     ----   ----     ----   ----      ----   ----    ----
RIA
Net Issued....................  --       --     --       --     --        --     --      --
Net Redeemed..................  --       --     --       (1)    --        --     --      (1)
                                --      ---    ---       --     --        --    ---     ---
Net Increase/(Decreased)......  --       --     --       (1)    --        --     --      (1)
                                ==      ===    ===       ==     ==        ==    ===     ===
                               AXA/CLEARBRIDGE CHARTER/SM/     CHARTER/SM/      EQ/BLACKROCK  EQ/CAPITAL
                               LARGE CAP       MULTI-SECTOR    SMALL CAP        BASIC VALUE   GUARDIAN
                                GROWTH           BOND            VALUE           EQUITY       RESEARCH
                               -------------   ------------    ------------     -----------   -----------
                               2017     2016   2017     2016   2017      2016   2017    2016  2017   2016
                               ----     ----   ----     ----   ----      ----   ----    ----  ----   ----
RIA
Net Issued....................  --       --     --       --     --        --     --      --    --     --
Net Redeemed..................  --       (1)    --       --     --        --     --      --    --     --
                                --      ---    ---       --     --        --    ---     ---    --    ---
Net Increase/(Decreased)......  --       (1)    --       --     --        --     --      --    --     --
                                ==      ===    ===       ==     ==        ==    ===     ===    ==    ===
                                               EQ/INTERMEDIATE EQ/INTERNATIONAL
                               EQ/EQUITY 500   GOVERNMENT       EQUITY          EQ/LARGE CAP
                                 INDEX           BOND            INDEX          GROWTH INDEX
                               -------------   ------------    ------------     -----------
                               2017     2016   2017     2016   2017      2016   2017    2016
                               ----     ----   ----     ----   ----      ----   ----    ----
RIA
Net Issued....................  --       --     --       --     --        --     --      --
Net Redeemed..................  (1)      --     --       --     (1)       --     --      --
                                --      ---    ---       --     --        --    ---     ---
Net Increase/(Decreased)......  (1)      --     --       --     (1)       --     --      --
                                ==      ===    ===       ==     ==        ==    ===     ===
                                                                                EQ/T. ROWE
                               EQ/MID CAP      EQ/MONEY        EQ/QUALITY       PRICE GROWTH  MULTIMANAGER
                                 INDEX          MARKET         BOND PLUS          STOCK       TECHNOLOGY
                               -------------   ------------    ------------     -----------   -----------
                               2017     2016   2017     2016   2017      2016   2017    2016  2017   2016
                               ----     ----   ----     ----   ----      ----   ----    ----  ----   ----
RIA
Net Issued....................  --       --     --       --     --        --     --      --    --     --
Net Redeemed..................  --       --     --       --     --        --     --      --    --     --
                                --      ---    ---       --     --        --    ---     ---    --    ---
Net Increase/(Decreased)......  --       --     --       --     --        --     --      --    --     --
                                ==      ===    ===       ==     ==        ==    ===     ===    ==    ===
                                1290 VT
                               DOUBLELINE                      1290 VT GAMCO    1290 VT GAMCO  1290 VT
                                DYNAMIC        1290 VT EQUITY  MERGERS AND      SMALL COMPANY SOCIALLY
                               ALLOCATION       INCOME         ACQUISITIONS       VALUE       RESPONSIBLE
                               -------------   ------------    ------------     -----------   -----------
                               2017     2016   2017     2016   2017      2016   2017    2016  2017   2016
                               ----     ----   ----     ----   ----      ----   ----    ----  ----   ----
MRP
Net Issued....................   1       32      9       27      2         7     12      30    12     23
Net Redeemed..................  (1)     (30)   (19)      (8)    (2)       (9)   (24)    (35)   (7)   (27)
                                --      ---    ---       --     --        --    ---     ---    --    ---
Net Increase/(Decreased)......  --        2    (10)      19     --        (2)   (12)     (5)    5     (4)
                                ==      ===    ===       ==     ==        ==    ===     ===    ==    ===

                                    FSA-81

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

8. Changes in Units Outstanding (Continued)

                                                                                              AXA GLOBAL
                                                 AXA                                            EQUITY
                               ALL ASSET     AGGRESSIVE    AXA CONSERVATIVE AXA CONSERVATIVE-   MANAGED
                               GROWTH-ALT 20 ALLOCATION     ALLOCATION      PLUS ALLOCATION   VOLATILITY
                               ------------  ------------  ---------------  ----------------  ----------
                               2017    2016  2017   2016    2017     2016   2017     2016     2017   2016
                               ----    ----  ----   ----    ------   ----   ----     ----     ----   ----
MRP
Net Issued....................   13     44     26     72        8      95     8       15        49     12
Net Redeemed..................   (3)   (27)   (26)   (93)     (22)    (22)  (28)     (15)      (44)   (21)
                                ----   ---   ----   ----    ------   ----   ---      ---      ----   ----
Net Increase/(Decreased)......   10     17     --    (21)     (14)     73   (20)      --         5     (9)
                                ====   ===   ====   ====    ======   ====   ===      ===      ====   ====
                                  AXA         AXA LARGE
                               INTERNATIONAL CAP GROWTH    AXA LARGE CAP    AXA MID CAP           AXA
                               CORE MANAGED    MANAGED     VALUE MANAGED    VALUE MANAGED      MODERATE
                               VOLATILITY    VOLATILITY     VOLATILITY      VOLATILITY        ALLOCATION
                               ------------  ------------  ---------------  ----------------  ----------
                               2017    2016  2017   2016    2017     2016   2017     2016     2017   2016
                               ----    ----  ----   ----    ------   ----   ----     ----     ----   ----
MRP
Net Issued....................   16     12     38     43       20      60     9       37       232    320
Net Redeemed..................  (24)   (33)   (68)   (37)     (72)    (77)  (50)     (66)     (205)  (185)
                                ----   ---   ----   ----    ------   ----   ---      ---      ----   ----
Net Increase/(Decreased)......   (8)   (21)   (30)     6      (52)    (17)  (41)     (29)       27    135
                                ====   ===   ====   ====    ======   ====   ===      ===      ====   ====
                                  AXA          AXA/AB      AXA/CLEARBRIDGE                    CHARTER/SM/
                               MODERATE-PLUS  SMALL CAP      LARGE CAP      AXA/JANUS         MULTI-SECTOR
                               ALLOCATION      GROWTH         GROWTH        ENTERPRISE           BOND
                               ------------  ------------  ---------------  ----------------  ----------
                               2017    2016  2017   2016    2017     2016   2017     2016     2017   2016
                               ----    ----  ----   ----    ------   ----   ----     ----     ----   ----
MRP
Net Issued....................   26     26     31     13        8      15    10       13        29     43
Net Redeemed..................   (8)   (28)   (27)   (18)     (11)     (5)   (6)      (9)      (39)   (31)
                                ----   ---   ----   ----    ------   ----   ---      ---      ----   ----
Net Increase/(Decreased)......   18     (2)     4     (5)      (3)     10     4        4       (10)    12
                                ====   ===   ====   ====    ======   ====   ===      ===      ====   ====
                               EQ/CAPITAL                  EQ/INTERMEDIATE  EQ/INTERNATIONAL  EQ/LARGE CAP
                                GUARDIAN     EQ/EQUITY 500  GOVERNMENT       EQUITY             GROWTH
                                RESEARCH        INDEX          BOND           INDEX              INDEX
                               ------------  ------------  ---------------  ----------------  ----------
                               2017    2016  2017   2016    2017     2016   2017     2016     2017   2016
                               ----    ----  ----   ----    ------   ----   ----     ----     ----   ----
MRP
Net Issued....................   11     13     81    106       56      55    28       31        56     16
Net Redeemed..................  (30)   (32)  (277)  (173)     (59)    (42)  (74)     (80)      (19)   (10)
                                ----   ---   ----   ----    ------   ----   ---      ---      ----   ----
Net Increase/(Decreased)......  (19)   (19)  (196)   (67)      (3)     13   (46)     (49)       37      6
                                ====   ===   ====   ====    ======   ====   ===      ===      ====   ====
                                 EQ/MFS                                                        EQ/SMALL
                               INTERNATIONAL EQ/MID CAP                     EQ/PIMCO ULTRA      COMPANY
                                 GROWTH         INDEX      EQ/MONEY MARKET  SHORT BOND           INDEX
                               ------------  ------------  ---------------  ----------------  ----------
                               2017    2016  2017   2016    2017     2016   2017     2016     2017   2016
                               ----    ----  ----   ----    ------   ----   ----     ----     ----   ----
MRP
Net Issued....................  145     10     12     46      858     293    27       30        19     31
Net Redeemed.................. (118)   (19)   (23)   (31)  (1,046)   (424)  (27)     (13)      (34)   (51)
                                ----   ---   ----   ----    ------   ----   ---      ---      ----   ----
Net Increase/(Decreased)......   27     (9)   (11)    15     (188)   (131)   --       17       (15)   (20)
                                ====   ===   ====   ====    ======   ====   ===      ===      ====   ====

                                    FSA-82

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

8. Changes in Units Outstanding (Concluded)

                               EQ/T. ROWE
                               PRICE GROWTH MULTIMANAGER MULTIMANAGER TARGET 2015 TARGET 2025
                                 STOCK      CORE BOND    TECHNOLOGY   ALLOCATION  ALLOCATION
                               -----------  -----------  -----------  ----------  ----------
                               2017   2016  2017   2016  2017   2016  2017  2016  2017  2016
                               ----   ----  ----   ----  ----   ----  ----  ----  ----  ----
MRP
Net Issued....................  54     27    44     60    110    29    13     7    51    49
Net Redeemed.................. (52)   (15)  (86)   (82)  (106)  (34)  (27)  (66)  (34)  (39)
                               ---    ---   ---    ---   ----   ---   ---   ---   ---   ---
Net Increase /(Decreased).....   2     12   (42)   (22)     4    (5)  (14)  (59)   17    10
                               ===    ===   ===    ===   ====   ===   ===   ===   ===   ===
                               TARGET 2035  TARGET 2045  TARGET 2055
                               ALLOCATION   ALLOCATION   ALLOCATION
                               -----------  -----------  -----------
                               2017   2016  2017   2016  2017   2016
                               ----   ----  ----   ----  ----   ----
MRP
Net Issued....................  27     32    26     36      6    11
Net Redeemed.................. (27)   (21)  (15)   (39)    (3)   --
                               ---    ---   ---    ---   ----   ---
Net Increase /(Decreased).....  --     11    11     (3)     3    11
                               ===    ===   ===    ===   ====   ===

   The -- on the Changes in Units section may represent no units issued and units redeemed or units issued and units redeemed of less than 500.

9. Financial Highlights

   AXA Equitable issues a number of registered group annuity contracts that allow employer plan assets to accumulate on a tax-deferred basis. The contracts are typically designed for employers wishing to fund defined benefit, defined contribution and/or 401(k) plans. Annuity contracts available through AXA Equitable are the Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, the Plans). Assets of the Plans are invested in a number of investment Funds (available Funds vary by Plan).

   Institutional units presented on the Statement of Assets and Liabilities reflect investments in the Funds by clients other than contractowners of group annuity contracts issued by AXA Equitable. Institutional unit values are determined at the end of each business day. Institutional unit values reflect the investment performance of the Funds for the day and charges and expenses deducted by the Funds. Contract unit values (RIA, MRP, and EPP) reflect the same investment results, prior to deduction for contract specific charges, earned by the Institutional units. Contract unit values reflect certain investment management and accounting fees, which vary by contract. These fees are charged as a percentage of net assets and are disclosed below for the Plans contracts as percentage of net assets attributable of such units.

   Shown below is accumulation unit value information for units outstanding of Separate Accounts No. 10, 4, 3 and 66 for the periods indicated.

                                                                UNITS    ACCUMULATION INVESTMENT
                                                      UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                                                      VALUE    (000'S)     (000'S)      RATIO#   RETURN** RATIO***
                                                     ------- ----------- ------------ ---------- -------- --------
SEPARATE ACCOUNT NO. 10
ALLIANCEBERNSTEIN BALANCED FUND
December 31, 2017  RIA* - contract charge 0.50% (a)  $356.88       3       $ 1,114       2.49%    13.72%    0.63%
December 31, 2016  RIA*- contract charge 0.50% (a)   $313.83       4       $ 1,273       2.72%     6.88%    0.68%
December 31, 2015  RIA*- contract charge 0.50% (a)   $293.64       7       $ 2,013       2.49%     0.06%    0.63%
December 31, 2014  RIA*- contract charge 0.50% (a)   $293.46       9       $ 2,606       2.72%     4.40%    0.61%
December 31, 2013  RIA*- contract charge 0.50% (a)   $281.10      12       $ 3,355       2.51%    15.97%    0.71%
December 31, 2017  MRP*- contract charge 0.50% (a)   $ 85.39     287       $24,512       2.49%    13.72%    0.63%
December 31, 2016  MRP*- contract charge 0.50% (a)   $ 75.09     324       $24,339       2.72%     6.86%    0.68%
December 31, 2015  MRP*- contract charge 0.50% (a)   $ 70.27     351       $24,698       2.49%     0.06%    0.64%
December 31, 2014  MRP*- contract charge 0.50% (a)   $ 70.23     398       $27,987       2.72%     4.38%    0.61%
December 31, 2013  MRP*- contract charge 0.50% (a)   $ 67.28     431       $28,986       2.51%    15.96%    0.71%

                                    FSA-83

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

9. Financial Highlights (Continued)

                                                                   UNITS    ACCUMULATION INVESTMENT
                                                       UNIT     OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                                                       VALUE      (000'S)     (000'S)      RATIO#   RETURN** RATIO***
                                                     ---------- ----------- ------------ ---------- -------- --------
ALLIANCEBERNSTEIN BALANCED FUND (CONTINUED)
December 31, 2017  EPP*- contract charge 0.25% (a)   $   378.63       1       $   246       2.49%    14.00%    0.38%
December 31, 2016  EPP*- contract charge 0.25% (a)   $   332.13       1       $   210       2.72%     7.15%    0.43%
December 31, 2015  EPP*- contract charge 0.25% (a)   $   309.98       1       $   190       2.49%     0.31%    0.36%
December 31, 2014  EPP*- contract charge 0.25% (a)   $   309.01       1       $   197       2.72%     4.66%    0.36%
December 31, 2013  EPP*- contract charge 0.25% (a)   $   295.26       1       $   233       2.51%    16.25%    0.46%
BALANCED ACCOUNT
December 31, 2017  Institutional                     $40,173.25    --(b)      $    29       2.49%    14.29%    0.13%
December 31, 2016  Institutional                     $35,151.35    --(b)      $    26       2.72%     7.41%    0.18%
December 31, 2015  Institutional                     $32,725.90    --(b)      $    24       2.49%     0.57%    0.14%
December 31, 2014  Institutional                     $32,541.85    --(b)      $    24       2.72%     4.92%    0.21%
December 31, 2013  Institutional                     $31,015.57    --(b)      $    24       2.51%    16.55%    0.21%

SEPARATE ACCOUNT NO. 4
ALLIANCEBERNSTEIN COMMON STOCK FUND
December 31, 2017  RIA* - contract charge 0.08% (a)  $ 2,205.03       2       $ 3,363       1.46%    30.05%    0.17%
December 31, 2016  RIA* - contract charge 0.08% (a)  $ 1,695.51       2       $ 3,057       1.64%     6.90%    0.19%
December 31, 2015  RIA* - contract charge 0.08% (a)  $ 1,586.06       2       $ 2,999       1.61%     5.65%    0.16%
December 31, 2014  RIA* - contract charge 0.08% (a)  $ 1,501.17       2       $ 3,544       1.64%    12.86%    0.14%
December 31, 2013  RIA* - contract charge 0.08% (a)  $ 1,330.14       2       $ 3,290       1.71%    33.23%    0.20%
December 31, 2017  EPP* - contract charge 0.08% (a)  $ 2,287.93       1       $ 1,606       1.46%    30.05%    0.17%
December 31, 2016  EPP* - contract charge 0.08% (a)  $ 1,759.26       1       $ 1,409       1.64%     6.90%    0.19%
December 31, 2015  EPP* - contract charge 0.08% (a)  $ 1,645.69       1       $ 1,391       1.61%     5.65%    0.14%
December 31, 2014  EPP* - contract charge 0.08% (a)  $ 1,557.61       1       $ 1,570       1.64%    12.86%    0.14%
December 31, 2013  EPP* - contract charge 0.08% (a)  $ 1,380.15       1       $ 1,468       1.71%    33.23%    0.20%

ALLIANCEBERNSTEIN GROWTH EQUITY FUND
December 31, 2017  MRP*- contract charge 0.30% (a)   $   851.21      46       $39,138       1.46%    29.76%    0.39%
December 31, 2016  MRP*- contract charge 0.30% (a)   $   655.99      51       $33,742       1.64%     6.66%    0.41%
December 31, 2015  MRP*- contract charge 0.30% (a)   $   615.04      57       $34,827       1.61%     5.16%    0.39%
December 31, 2014  MRP*- contract charge 0.30% (a)   $   584.84      65       $37,929       1.64%    12.60%    0.36%
December 31, 2013  MRP*- contract charge 0.30% (a)   $   519.39      69       $35,727       1.71%    32.93%    0.42%

GROWTH STOCK ACCOUNT
December 31, 2017  Institutional                     $23,901.55       2       $43,381       1.46%    30.15%    0.09%
December 31, 2016  Institutional                     $18,363.95       2       $37,114       1.64%     6.99%    0.11%
December 31, 2015  Institutional                     $17,164.79       3       $43,187       1.61%     5.74%    0.08%
December 31, 2014  Institutional                     $16,233.13       3       $48,535       1.64%    12.95%    0.12%
December 31, 2013  Institutional                     $14,372.16       3       $46,675       1.71%    33.34%    0.12%

SEPARATE ACCOUNT NO. 3
ALLIANCEBERNSTEIN MID CAP GROWTH FUND
December 31, 2017  RIA* - contract charge 0.50% (a)  $   687.48       2       $ 1,047       0.35%    32.81%    0.52%
December 31, 2016  RIA* - contract charge 0.50% (a)  $   517.64       2       $ 1,123       0.61%    (1.22)%   0.53%
December 31, 2015  RIA* - contract charge 0.50% (a)  $   524.03       3       $ 1,324       0.44%     1.14%    0.53%
December 31, 2014  RIA* - contract charge 0.50% (a)  $   518.14       3       $ 1,771       0.53%     2.12%    0.53%
December 31, 2013  RIA* - contract charge 0.50% (a)  $   507.36       4       $ 1,901       0.42%    33.41%    0.55%
December 31, 2017  MRP*- contract charge 0.65% (a)   $   139.86     151       $21,148       0.35%    32.62%    0.67%
December 31, 2016  MRP*- contract charge 0.65% (a)   $   105.46     174       $18,382       0.61%    (1.37)%   0.68%
December 31, 2015  MRP*- contract charge 0.65% (a)   $   106.93     197       $21,078       0.44%     0.97%    0.69%
December 31, 2014  MRP*- contract charge 0.65% (a)   $   105.90     221       $23,410       0.53%     1.96%    0.68%
December 31, 2013  MRP*- contract charge 0.65% (a)   $   103.86     246       $25,600       0.42%    33.22%    0.70%
MID CAP GROWTH STOCK ACCOUNT
December 31, 2017  Institutional                     $77,379.57    --(b)      $   929       0.35%    33.48%    0.02%
December 31, 2016  Institutional                     $57,972.78    --(b)      $   812       0.61%    (0.72)%   0.03%
December 31, 2015  Institutional                     $58,395.05    --(b)      $   806       0.44%     1.65%    0.04%
December 31, 2014  Institutional                     $57,449.35    --(b)      $   827       0.53%     2.64%    0.05%
December 31, 2013  Institutional                     $55,973.12    --(b)      $   778       0.42%    34.08%    0.05%

                                    FSA-84

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

9. Financial Highlights (Continued)

                                               YEARS ENDED DECEMBER 31,
                             -------------------------------------------------------------
                                          UNITS    ACCUMULATION INVESTMENT
                              UNIT     OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                              VALUE      (000'S)     (000'S)      RATIO#   RETURN** RATIO*
                              -------  ----------- ------------ ---------- -------- -------
SEPARATE ACCOUNT NO. 66+

1290 VT DOUBLELINE DYNAMIC ALLOCATION
2017      MRP*, 0.02% (a)    $ 13.06         3        $   38       0.61%     9.56%   0.02%
2016      MRP*, 0.03% (a)    $ 11.92         3        $   33       1.38%     8.66%   0.03%
2015      MRP*, 0.02% (a)    $ 10.97         1        $    7       1.06%    (3.77)%  0.02%
2014      MRP*, 0.02% (a)    $ 11.40      --(b)       $    4       0.62%     2.43%   0.02%
2013      MRP*, 0.03% (a)    $ 11.13      --(b)       $    2       5.56%    11.08%   0.03%

1290 VT EQUITY INCOME
2017      MRP*, 0.02% (a)    $ 18.37        33        $  609       1.64%    15.83%   0.02%
2016      MRP*, 0.03% (a)    $ 15.86        43        $  675       2.54%    12.96%   0.03%
2015      MRP*, 0.02% (a)    $ 14.04        24        $  333       1.74%    (1.75)%  0.02%
2014      MRP*, 0.02% (a)    $ 14.29        20        $  292       1.78%     8.67%   0.02%
2013      MRP*, 0.03% (a)    $ 13.15        18        $  237       1.90%    31.76%   0.03%

1290 VT GAMCO MERGERS AND ACQUISITIONS
2017      MRP*, 0.02% (a)    $ 13.41         9        $  116       0.16%     6.18%   0.02%
2016      MRP*, 0.03% (a)    $ 12.63         9        $  119       0.00%     7.67%   0.03%
2015      MRP*, 0.02% (a)    $ 11.73        11        $  129       0.00%     2.62%   0.02%
2014      MRP*, 0.02% (a)    $ 11.43        10        $  115       0.00%     1.60%   0.02%
2013      MRP*, 0.03% (a)    $ 11.25        16        $  179       0.95%    10.95%   0.03%

1290 VT GAMCO SMALL COMPANY VALUE
2017      MRP*, 0.02% (a)    $ 33.32       103        $3,440       0.59%    16.10%   0.02%
2016      MRP*, 0.03% (a)    $ 28.70       115        $3,304       0.50%    23.23%   0.03%
2015      MRP*, 0.02% (a)    $ 23.29       120        $2,785       0.53%    (5.71)%  0.02%
2014      MRP*, 0.02% (a)    $ 24.70       124        $3,062       0.25%     3.05%   0.02%
2013      MRP*, 0.03% (a)    $ 23.97       148        $3,544       0.27%    39.04%   0.03%

1290 VT SOCIALLY RESPONSIBLE
2017      RIA*, 0.00% (a)    $211.66      --(b)           --       1.08%    20.40%   0.00%
          MRP*, 0.02% (a)    $ 17.82       169        $3,005       1.08%    20.41%   0.02%
2016      RIA*, 0.00% (a)    $175.79      --(b)           --       1.22%     9.95%   0.00%
          MRP*, 0.03% (a)    $ 14.80       164        $2,427       1.22%     9.96%   0.03%
2015      RIA*, 0.00% (a)    $159.88      --(b)           --       0.98%     0.48%   0.00%
          MRP*, 0.02% (a)    $ 13.46       168        $2,257       0.98%     0.45%   0.02%
2014      RIA*, 0.00% (a)    $159.12      --(b)           --       0.77%    13.61%   0.00%
          MRP*, 0.02% (a)    $ 13.40       204        $2,734       0.77%    13.56%   0.02%
2013      RIA*, 0.00% (a)    $140.06      --(b)           --       0.73%    34.34%   0.00%
          MRP*, 0.03% (a)    $ 11.80       242        $2,859       0.73%    34.24%   0.03%

ALL ASSET GROWTH-ALT 20 (D)
2017      MRP*, 0.02% (a)    $ 14.30        34        $  489       1.77%    15.88%   0.02%
2016      MRP*, 0.03% (a)    $ 12.34        24        $  296       2.44%     9.49%   0.03%
2015      MRP*, 0.02% (a)    $ 11.27         7        $   75       0.62%    (3.92)%  0.02%
2014      MRP*, 0.02% (a)    $ 11.73         8        $   94       4.25%     2.36%   0.02%
2013      MRP*, 0.03% (a)    $ 11.46      --(b)       $    1       0.02%    14.03%   0.03%

AXA AGGRESSIVE ALLOCATION
2017      MRP*, 0.02% (a)    $ 15.42       195        $3,008       1.53%    19.07%   0.02%
2016      MRP*, 0.03% (a)    $ 12.95       195        $2,531       0.93%     8.73%   0.03%
2015      MRP*, 0.02% (a)    $ 11.91       216        $2,569       0.98%    (1.81)%  0.02%
2014      MRP*, 0.02% (a)    $ 12.13       209        $2,535       1.61%     4.75%   0.02%
2013      MRP*, 0.03% (a)    $ 11.58       203        $2,355       2.62%    26.42%   0.03%

AXA CONSERVATIVE ALLOCATION
2017      MRP*, 0.02% (a)    $ 13.08       164        $2,147       1.11%     4.89%   0.02%
2016      MRP*, 0.03% (a)    $ 12.47       178        $2,221       1.26%     2.89%   0.03%
2015      MRP*, 0.02% (a)    $ 12.12       105        $1,273       0.77%    (0.25)%  0.02%
2014      MRP*, 0.02% (a)    $ 12.15       108        $1,307       0.77%     2.62%   0.02%
2013      MRP*, 0.03% (a)    $ 11.84       131        $1,546       0.91%     4.32%   0.03%

                                    FSA-85

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

9. Financial Highlights (Continued)

                                                  YEARS ENDED DECEMBER 31,
                                -------------------------------------------------------------
                                             UNITS    ACCUMULATION INVESTMENT
                                 UNIT     OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                                 VALUE      (000'S)     (000'S)      RATIO#   RETURN** RATIO*
                                 -------  ----------- ------------ ---------- -------- -------

AXA CONSERVATIVE-PLUS ALLOCATION
2017         MRP*, 0.02% (a)    $ 13.92        68        $  947       1.15%     8.75%   0.02%
2016         MRP*, 0.03% (a)    $ 12.80        88        $1,126       0.92%     4.75%   0.03%
2015         MRP*, 0.02% (a)    $ 12.22        88        $1,077       0.88%    (0.73)%  0.02%
2014         MRP*, 0.02% (a)    $ 12.31        81        $  998       0.94%     3.19%   0.02%
2013         MRP*, 0.03% (a)    $ 11.93       104        $1,238       1.32%    10.16%   0.03%

AXA GLOBAL EQUITY MANAGED VOLATILITY
2017         RIA*, 0.00% (a)    $673.11      --(b)       $    8       1.13%    26.08%   0.00%
             MRP*, 0.02% (a)    $ 18.90       101        $1,910       1.13%    26.00%   0.02%
2016         RIA*, 0.00% (a)    $533.87      --(b)       $    7       0.86%     4.48%   0.00%
             MRP*, 0.03% (a)    $ 15.00        96        $1,438       0.86%     4.46%   0.03%
2015         RIA*, 0.00% (a)    $510.99      --(b)       $  100       0.85%    (1.73)%  0.00%
             MRP*, 0.02% (a)    $ 14.36       105        $1,506       0.85%    (1.71)%  0.02%
2014         RIA*, 0.00% (a)    $519.96      --(b)       $  112       0.94%     1.69%   0.00%
             MRP*, 0.02% (a)    $ 14.61       119        $1,732       0.94%     1.67%   0.02%
2013         RIA*, 0.00% (a)    $511.33      --(b)       $  213       0.75%    20.36%   0.00%
             MRP*, 0.03% (a)    $ 14.37       133        $1,913       0.75%    20.25%   0.03%

AXA INTERNATIONAL CORE MANAGED VOLATILITY
2017         RIA*, 0.00% (a)    $178.18      --(b)       $   11       1.66%    26.31%   0.00%
             MRP*, 0.02% (a)    $ 16.00       117        $1,874       1.66%    26.28%   0.02%
2016         RIA*, 0.00% (a)    $141.07      --(b)       $    9       0.27%     0.21%   0.00%
             MRP*, 0.03% (a)    $ 12.67       125        $1,580       0.27%     0.16%   0.03%
2015         RIA*, 0.00% (a)    $140.77      --(b)       $    8       0.06%    (4.34)%  0.00%
             MRP*, 0.02% (a)    $ 12.65       146        $1,847       0.06%    (4.31)%  0.02%
2014         RIA*, 0.00% (a)    $147.16      --(b)       $    8       1.23%    (6.24)%  0.00%
             MRP*, 0.02% (a)    $ 13.22       181        $2,390       1.23%    (6.24)%  0.02%
2013         RIA*, 0.00% (a)    $156.95         1        $   90       0.83%    17.52%   0.00%
             MRP*, 0.03% (a)    $ 14.10       209        $2,949       0.83%    17.40%   0.03%

AXA INTERNATIONAL VALUE MANAGED VOLATILITY
2017         RIA*, 0.00% (a)    $193.05      --(b)       $   67       2.00%    23.37%   0.00%
2016         RIA*, 0.00% (a)    $156.48      --(b)       $   53       0.49%     0.75%   0.00%
2015         RIA*, 0.00% (a)    $155.32      --(b)       $   51       0.10%    (3.16)%  0.00%
2014         RIA*, 0.00% (a)    $160.39      --(b)       $   52       1.11%    (7.18)%  0.00%
2013         RIA*, 0.00% (a)    $172.79         1        $  140       1.44%    19.33%   0.00%

AXA LARGE CAP GROWTH MANAGED VOLATILITY
2017         RIA*, 0.00% (a)    $331.62      --(b)       $   17       0.49%    29.22%   0.00%
             MRP*, 0.02% (a)    $ 13.82       301        $4,163       0.49%    29.16%   0.02%
2016         RIA*, 0.00% (a)    $256.64      --(b)       $   32       0.59%     5.51%   0.00%
             MRP*, 0.03% (a)    $ 10.70       331        $3,536       0.59%     5.52%   0.03%
2015         RIA*, 0.00% (a)    $243.24      --(b)       $   30       0.27%     4.04%   0.00%
             MRP*, 0.02% (a)    $ 10.14       325        $3,295       0.27%     4.00%   0.02%
2014         RIA*, 0.00% (a)    $233.80      --(b)       $   31       0.19%    11.08%   0.00%
             MRP*, 0.02% (a)    $  9.75       393        $3,829       0.19%    11.05%   0.02%
2013         RIA*, 0.00% (a)    $210.47      --(b)       $   31       0.16%    35.39%   0.00%
             MRP*, 0.03% (a)    $  8.78       456        $4,002       0.16%    35.29%   0.03%

AXA LARGE CAP VALUE MANAGED VOLATILITY
2017         RIA*, 0.00% (a)    $243.42         3        $  630       1.48%    13.85%   0.00%
             MRP*, 0.02% (a)    $ 22.59       403        $9,098       1.48%    13.86%   0.02%
2016         RIA*, 0.00% (a)    $213.80         3        $  694       1.70%    15.32%   0.00%
             MRP*, 0.03% (a)    $ 19.84       455        $9,030       1.70%    15.28%   0.03%
2015         RIA*, 0.00% (a)    $185.40         4        $  715       1.57%    (4.01)%  0.00%
             MRP*, 0.02% (a)    $ 17.21       472        $8,120       1.57%    (4.07)%  0.02%
2014         RIA*, 0.00% (a)    $193.15         4        $  836       1.33%    12.23%   0.00%
             MRP*, 0.02% (a)    $ 17.94       523        $9,377       1.33%    12.20%   0.02%

                                    FSA-86

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

9. Financial Highlights (Continued)

                                                       YEARS ENDED DECEMBER 31,
                                     -----------------------------------------------------------------
                                                      UNITS    ACCUMULATION INVESTMENT
                                      UNIT         OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                                      VALUE          (000'S)     (000'S)      RATIO#   RETURN** RATIO*
                                        -------    ----------- ------------ ---------- -------- -------

AXA LARGE CAP VALUE MANAGED VOLATILITY (CONTINUED)
2013         RIA*, 0.00% (a)         $172.10              7      $ 1,272       1.04%    32.47%   0.00%
             MRP*, 0.03% (a)         $ 15.99            561      $ 8,974       1.04%    32.48%   0.03%

AXA MID CAP VALUE MANAGED VOLATILITY
2017         RIA*, 0.00% (a)         $392.24           --(b)     $   109       1.05%    12.32%   0.00%
             MRP*, 0.02% (a)         $ 30.89            254      $ 7,854       1.05%    12.29%   0.02%
2016         RIA*, 0.00% (a)         $349.21           --(b)     $   128       1.21%    17.67%   0.00%
             MRP*, 0.03% (a)         $ 27.51            295      $ 8,122       1.21%    17.61%   0.03%
2015         RIA*, 0.00% (a)         $296.77           --(b)     $   133       0.73%    (3.54)%  0.00%
             MRP*, 0.02% (a)         $ 23.39            324      $ 7,567       0.73%    (3.55)%  0.02%
2014         RIA*, 0.00% (a)         $307.66           --(b)     $   140       0.58%    10.87%   0.00%
             MRP*, 0.02% (a)         $ 24.25            372      $ 9,018       0.58%    10.83%   0.02%
2013         RIA*, 0.00% (a)         $277.49              1      $   224       0.51%    33.08%   0.00%
             MRP*, 0.03% (a)         $ 21.88            395      $ 8,647       0.51%    33.09%   0.03%

AXA MODERATE ALLOCATION
2017         MRP*, 0.02% (a)         $ 14.01          1,745      $24,438       1.29%    11.01%   0.02%
2016         MRP*, 0.03% (a)         $ 12.62          1,718      $21,681       0.96%     5.34%   0.03%
2015         MRP*, 0.02% (a)         $ 11.98          1,583      $18,961       0.84%    (0.91)%  0.02%
2014         MRP*, 0.02% (a)         $ 12.09          1,532      $18,515       1.12%     3.07%   0.02%
2013         MRP*, 0.03% (a)         $ 11.73          1,486      $17,439       1.69%    13.01%   0.03%

AXA MODERATE-PLUS ALLOCATION
2017         MRP*, 0.02% (a)         $ 14.83            145      $ 2,147       1.49%    14.87%   0.02%
2016         MRP*, 0.03% (a)         $ 12.91            127      $ 1,642       0.92%     7.23%   0.03%
2015         MRP*, 0.02% (a)         $ 12.04            129      $ 1,553       1.02%    (1.31)%  0.02%
2014         MRP*, 0.02% (a)         $ 12.20            103      $ 1,255       1.45%     3.74%   0.02%
2013         MRP*, 0.03% (a)         $ 11.76             88      $ 1,030       2.15%    19.76%   0.03%

AXA/AB SMALL CAP GROWTH
2017         RIA*, 0.05% (a)         $492.95           --(b)     $    71       0.32%    22.61%   0.05%
             MRP*, 0.02% (a)         $ 19.24             26      $   508       0.32%    22.63%   0.02%
2016         RIA*, 0.05% (a)         $402.06           --(b)     $   107       0.32%    12.52%   0.05%
             MRP*, 0.03% (a)         $ 15.69             22      $   343       0.32%    12.55%   0.03%
2015         RIA*, 0.05% (a)         $357.31              1      $   184       0.04%    (2.96)%  0.05%
             MRP*, 0.02% (a)         $ 13.94             27      $   373       0.04%    (2.92)%  0.02%
2014         RIA*, 0.05% (a)         $368.20              1      $   274       0.06%     3.52%   0.05%
             MRP*, 0.02% (a)         $ 14.36             26      $   381       0.06%     3.53%   0.02%
2013         RIA*, 0.05% (a)         $355.67              1      $   415       0.06%    38.10%   0.05%
             MRP*, 0.03% (a)         $ 13.87             12      $   170       0.06%    38.15%   0.03%

AXA/CLEARBRIDGE LARGE CAP GROWTH
2017         RIA*, 0.00% (a)         $266.94           --(b)     $    92       0.08%    25.60%   0.00%
             MRP*, 0.02% (a)         $ 18.23             22      $   394       0.08%    25.55%   0.02%
2016         RIA*, 0.00% (a)         $212.54           --(b)     $    71       0.00%     0.88%   0.00%
             MRP*, 0.03% (a)         $ 14.52             25      $   357       0.00%     0.90%   0.03%
2015         RIA*, 0.00% (a)         $210.69              1      $   240       0.00%     1.27%   0.00%
             MRP*, 0.02% (a)         $ 14.39             15      $   216       0.00%     1.20%   0.02%
2014         RIA*, 0.00% (a)         $208.05              1      $   194       0.00%     3.80%   0.00%
             MRP*, 0.02% (a)         $ 14.22             16      $   224       0.00%     3.80%   0.02%
2013         RIA*, 0.00% (a)         $200.43              2      $   375       0.00%    39.07%   0.00%
             MRP*, 0.03% (a)         $ 13.70             19      $   255       0.00%    39.09%   0.03%

AXA/JANUS ENTERPRISE
2017         MRP*, 0.02% (a)         $ 16.09             18      $   282       0.00%    27.90%   0.02%
2016         MRP*, 0.03% (a)         $ 12.58             14      $   173       0.00%    (4.41)%  0.03%
2015         MRP*, 0.02% (a)         $ 13.16             10      $   133       0.00%    (5.46)%  0.02%
2014         MRP*, 0.02% (a)         $ 13.92             11      $   150       0.00%    (0.78)%  0.02%
2013         MRP*, 0.03% (a)         $ 14.03              2      $    33       0.00%    38.50%   0.03%

                                    FSA-87

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

9. Financial Highlights (Continued)

                                          YEARS ENDED DECEMBER 31,
                        ------------------------------------------------------------
                                   UNITS    ACCUMULATION INVESTMENT
                         UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL    EXPENSE
                         VALUE    (000'S)     (000'S)      RATIO#   RETURN**  RATIO*
                        ------- ----------- ------------ ---------- --------  -------

CHARTER/SM/ MULTI-SECTOR BOND
2017   RIA*, 0.05% (a)  $234.57     --(b)          --       1.49%      2.18%   0.05%
       MRP*, 0.02% (a)  $ 10.59       94      $ 1,001       1.49%      2.22%   0.02%
2016   RIA*, 0.05% (a)  $229.55     --(b)          --       2.41%      2.88%   0.05%
       MRP*, 0.03% (a)  $ 10.36      104      $ 1,074       2.41%      2.88%   0.03%
2015   RIA*, 0.05% (a)  $223.13     --(b)          --       1.74%     (0.69)%  0.05%
       MRP*, 0.02% (a)  $ 10.07       92      $   929       1.74%     (0.59)%  0.02%
2014   RIA*, 0.05% (a)  $224.68     --(b)     $     1       2.53%      2.34%   0.05%
       MRP*, 0.02% (a)  $ 10.13       80      $   815       2.53%      2.32%   0.02%
2013   RIA*, 0.05% (a)  $219.55     --(b)     $     2       2.90%     (1.06)%  0.05%
       MRP*, 0.03% (a)  $  9.90       84      $   829       2.90%     (0.90)%  0.03%

CHARTER/SM/ SMALL CAP VALUE
2017   RIA*, 0.00% (a)  $351.67     --(b)     $    14       1.53%     11.30%   0.00%
2016   RIA*, 0.00% (a)  $315.97     --(b)     $    13       0.46%     25.23%   0.00%
2015   RIA*, 0.00% (a)  $252.31     --(b)     $    59       0.40%    (13.13)%  0.00%
2014   RIA*, 0.00% (a)  $290.46     --(b)     $   116       0.12%     (5.11)%  0.00%
2013   RIA*, 0.00% (a)  $306.09        1      $   209       0.56%     42.72%   0.00%

EQ/BLACKROCK BASIC VALUE EQUITY
2017   RIA*, 0.00% (a)  $424.21     --(b)     $    92       1.32%      8.11%   0.00%
2016   RIA*, 0.00% (a)  $392.39     --(b)     $    94       1.56%     17.97%   0.00%
2015   RIA*, 0.00% (a)  $332.63     --(b)     $    78       1.26%     (6.15)%  0.00%
2014   RIA*, 0.00% (a)  $354.42     --(b)     $    91       1.08%      9.70%   0.00%
2013   RIA*, 0.00% (a)  $323.07     --(b)     $    87       2.43%     33.73%   0.00%

EQ/CAPITAL GUARDIAN RESEARCH
2017   RIA*, 0.00% (a)  $328.44     --(b)     $     4       0.77%     25.44%   0.00%
       MRP*, 0.02% (a)  $ 40.40      202      $ 8,181       0.77%     25.39%   0.02%
2016   RIA*, 0.00% (a)  $261.84     --(b)     $    31       0.85%      8.42%   0.00%
       MRP*, 0.03% (a)  $ 32.22      221      $ 7,104       0.85%      8.41%   0.03%
2015   RIA*, 0.00% (a)  $241.50     --(b)     $    61       0.56%      1.91%   0.00%
       MRP*, 0.02% (a)  $ 29.72      240      $ 7,120       0.56%      1.89%   0.02%
2014   RIA*, 0.00% (a)  $236.97     --(b)     $    63       0.71%     10.51%   0.00%
       MRP*, 0.02% (a)  $ 29.17      259      $ 7,569       0.71%     10.49%   0.02%
2013   RIA*, 0.00% (a)  $214.43     --(b)     $    55       1.33%     31.77%   0.00%
       MRP*, 0.03% (a)  $ 26.40      279      $ 7,370       1.33%     31.74%   0.03%

EQ/EQUITY 500 INDEX
2017   RIA*, 0.05% (a)  $822.53        1      $   986       1.41%     20.98%   0.05%
       MRP*, 0.02% (a)  $ 20.46    1,207      $24,708       1.41%     20.99%   0.02%
2016   RIA*, 0.05% (a)  $679.87        2      $ 1,084       1.61%     11.18%   0.05%
       MRP*, 0.03% (a)  $ 16.91    1,403      $23,719       1.61%     11.18%   0.03%
2015   RIA*, 0.05% (a)  $611.49        2      $   933       1.53%      0.75%   0.05%
       MRP*, 0.02% (a)  $ 15.21    1,470      $22,355       1.53%      0.80%   0.02%
2014   RIA*, 0.05% (a)  $606.95        1      $   892       1.38%     12.92%   0.05%
       MRP*, 0.02% (a)  $ 15.09    1,636      $24,692       1.38%     12.95%   0.02%
2013   RIA*, 0.05% (a)  $537.51        1      $   756       1.47%     31.45%   0.05%
       MRP*, 0.03% (a)  $ 13.36    1,700      $22,716       1.47%     31.50%   0.03%

EQ/INTERMEDIATE GOVERNMENT BOND
2017   RIA*, 0.05% (a)  $230.61     --(b)          --       0.88%      0.29%   0.05%
       MRP*, 0.02% (a)  $ 12.37      330      $ 4,080       0.88%      0.24%   0.02%
2016   RIA*, 0.05% (a)  $229.93     --(b)          --       0.70%      0.40%   0.05%
       MRP*, 0.03% (a)  $ 12.34      333      $ 4,109       0.70%      0.49%   0.03%
2015   RIA*, 0.05% (a)  $229.02     --(b)          --       0.62%      0.38%   0.05%
       MRP*, 0.02% (a)  $ 12.28      320      $ 3,935       0.62%      0.41%   0.02%
2014   RIA*, 0.05% (a)  $228.15     --(b)          --       0.41%      1.48%   0.05%
       MRP*, 0.02% (a)  $ 12.23      324      $ 3,958       0.41%      1.49%   0.02%

                                    FSA-88

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

9. Financial Highlights (Continued)

                                         YEARS ENDED DECEMBER 31,
                       ------------------------------------------------------------
                                  UNITS    ACCUMULATION INVESTMENT
                        UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL    EXPENSE
                        VALUE    (000'S)     (000'S)      RATIO#   RETURN**  RATIO*
                       ------- ----------- ------------ ---------- --------  -------

EQ/INTERMEDIATE GOVERNMENT BOND (CONTINUED)
2013  RIA*, 0.05% (a)  $224.82     --(b)     $     5       0.20%     (1.69)%  0.05%
      MRP*, 0.03% (a)  $ 12.05      321      $ 3,867       0.20%     (1.71)%  0.03%

EQ/INTERNATIONAL EQUITY INDEX
2017  RIA*, 0.05% (a)  $218.57        1      $   324       2.62%     23.17%   0.05%
      MRP*, 0.02% (a)  $ 24.60      390      $ 9,586       2.62%     23.18%   0.02%
2016  RIA*, 0.05% (a)  $177.46        2      $   322       2.66%      2.14%   0.05%
      MRP*, 0.03% (a)  $ 19.97      436      $ 8,714       2.66%      2.15%   0.03%
2015  RIA*, 0.05% (a)  $173.74        2      $   427       2.30%     (2.18)%  0.05%
      MRP*, 0.02% (a)  $ 19.55      485      $ 9,472       2.30%     (2.15)%  0.02%
2014  RIA*, 0.05% (a)  $177.62        3      $   468       2.95%     (6.95)%  0.05%
      MRP*, 0.02% (a)  $ 19.98      515      $10,286       2.95%     (6.90)%  0.02%
2013  RIA*, 0.05% (a)  $190.88        4      $   698       2.22%     21.41%   0.05%
      MRP*, 0.03% (a)  $ 21.46      563      $12,089       2.22%     21.45%   0.03%

EQ/LARGE CAP GROWTH INDEX
2017  RIA*, 0.00% (a)  $214.03     --(b)          --       0.96%     29.22%   0.00%
      MRP*, 0.02% (a)  $ 20.81       77      $ 1,606       0.96%     29.17%   0.02%
2016  RIA*, 0.00% (a)  $165.63     --(b)          --       1.02%      6.35%   0.00%
      MRP*, 0.03% (a)  $ 16.11       40      $   641       1.02%      6.34%   0.03%
2015  RIA*, 0.00% (a)  $155.74     --(b)          --       1.17%      4.86%   0.00%
      MRP*, 0.02% (a)  $ 15.15       34      $   523       1.17%      4.84%   0.02%
2014  RIA*, 0.00% (a)  $148.52     --(b)          --       1.23%     12.24%   0.00%
      MRP*, 0.02% (a)  $ 14.45       19      $   282       1.23%     12.19%   0.02%
2013  RIA*, 0.00% (a)  $132.32     --(b)          --       4.42%     32.48%   0.00%
      MRP*, 0.03% (a)  $ 12.88        9      $   122       4.42%     32.51%   0.03%

EQ/MFS INTERNATIONAL GROWTH
2017  MRP*, 0.02% (a)  $ 15.14       52      $   780       1.24%     32.00%   0.02%
2016  MRP*, 0.03% (a)  $ 11.47       25      $   284       0.82%      1.96%   0.03%
2015  MRP*, 0.02% (a)  $ 11.25       34      $   378       0.55%      0.18%   0.02%
2014  MRP*, 0.02% (a)  $ 11.23       40      $   450       1.01%     (5.07)%  0.02%
2013  MRP*, 0.03% (a)  $ 11.83       32      $   375       1.87%     13.64%   0.03%

EQ/MID CAP INDEX
2017  RIA*, 0.00% (a)  $292.20     --(b)     $     6       0.92%     15.48%   0.00%
      MRP*, 0.02% (a)  $ 19.93       43      $   854       0.92%     15.47%   0.02%
2016  RIA*, 0.00% (a)  $253.03     --(b)     $     5       1.18%     19.91%   0.00%
      MRP*, 0.03% (a)  $ 17.26       54      $   935       1.18%     19.86%   0.03%
2015  RIA*, 0.00% (a)  $211.01     --(b)     $    90       1.04%     (2.86)%  0.00%
      MRP*, 0.02% (a)  $ 14.40       39      $   558       1.04%     (2.90)%  0.02%
2014  RIA*, 0.00% (a)  $217.22     --(b)     $    38       0.93%      8.99%   0.00%
      MRP*, 0.02% (a)  $ 14.83       30      $   451       0.93%      8.96%   0.02%
2013  RIA*, 0.00% (a)  $199.30     --(b)     $    32       0.95%     32.58%   0.00%
      MRP*, 0.03% (a)  $ 13.61       13      $   183       0.95%    (32.52)%  0.03%

EQ/MONEY MARKET
2017  RIA*, 0.05% (a)  $175.40     --(b)          --       0.39%      0.35%   0.05%
      MRP*, 0.02% (a)  $ 10.03    1,064      $10,665       0.39%      0.40%   0.02%
2016  RIA*, 0.05% (a)  $174.79     --(b)          --       0.00%     (0.05)%  0.05%
      MRP*, 0.03% (a)  $  9.99    1,252      $12,501       0.00%      0.00%   0.03%
2015  RIA*, 0.05% (a)  $174.88     --(b)          --       0.00%     (0.05)%  0.05%
      MRP*, 0.02% (a)  $  9.99    1,383      $13,819       0.00%      0.00%   0.02%
2014  RIA*, 0.05% (a)  $174.97     --(b)     $    11       0.00%     (0.05)%  0.05%
      MRP*, 0.02% (a)  $  9.99    1,395      $13,939       0.00%     (0.10)%  0.02%
2013  RIA*, 0.05% (a)  $175.05     --(b)     $    31       0.00%     (0.05)%  0.05%
      MRP*, 0.03% (a)  $ 10.00    1,416      $14,149       0.00%      0.00%   0.03%

                                    FSA-89

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

9. Financial Highlights (Continued)

                                         YEARS ENDED DECEMBER 31,
                       -----------------------------------------------------------
                                  UNITS    ACCUMULATION INVESTMENT
                        UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                        VALUE    (000'S)     (000'S)      RATIO#   RETURN** RATIO*
                       ------- ----------- ------------ ---------- -------- -------

EQ/PIMCO ULTRA SHORT BOND
2017  MRP*, 0.02% (a)  $ 12.22     194        $2,376       1.31%     1.83%   0.02%
2016  MRP*, 0.03% (a)  $ 12.00     194        $2,325       1.05%     1.95%   0.03%
2015  MRP*, 0.02% (a)  $ 11.77     177        $2,079       0.46%    (0.25)%  0.02%
2014  MRP*, 0.02% (a)  $ 11.80     209        $2,469       0.35%    (0.17)%  0.02%
2013  MRP*, 0.03% (a)  $ 11.82     233        $2,753       0.79%     0.08%   0.03%

EQ/QUALITY BOND PLUS
2017  RIA*, 0.05% (a)  $253.39    --(b)       $    7       1.20%     1.34%   0.05%
2016  RIA*, 0.05% (a)  $250.04    --(b)       $    7       1.15%     1.12%   0.05%
2015  RIA*, 0.05% (a)  $247.26    --(b)       $    7       0.94%     0.17%   0.05%
2014  RIA*, 0.05% (a)  $246.83    --(b)       $    9       0.60%     2.85%   0.05%
2013  RIA*, 0.05% (a)               --
                       $239.98      (b)       $   46       0.37%    (2.33)%  0.05%

EQ/SMALL COMPANY INDEX
2017  MRP*, 0.02% (a)  $ 32.78     149        $4,872       1.06%    13.98%   0.02%
2016  MRP*, 0.03% (a)  $ 28.76     164        $4,705       1.08%    20.49%   0.03%
2015  MRP*, 0.02% (a)  $ 23.87     184        $4,399       0.84%    (4.60)%  0.02%
2014  MRP*, 0.02% (a)  $ 25.02     212        $5,293       0.73%     4.86%   0.02%
2013  MRP*, 0.03% (a)  $ 23.86     246        $5,871       0.96%    37.36%   0.03%

EQ/T. ROWE PRICE GROWTH STOCK
2017  RIA*, 0.00% (a)  $ 25.09    --(b)           --       0.00%    33.39%   0.00%
      MRP*, 0.02% (a)  $ 21.76      40        $  879       0.00%    33.33%   0.02%
2016  RIA*, 0.00% (a)  $ 18.81    --(b)           --       0.00%     1.35%   0.00%
      MRP*, 0.03% (a)  $ 16.32      38        $  619       0.00%     1.30%   0.03%
2015  RIA*, 0.00% (a)  $ 18.56    --(b)           --       0.00%    10.21%   0.00%
      MRP*, 0.02% (a)  $ 16.11      26        $  421       0.00%    10.27%   0.02%
2014  RIA*, 0.00% (a)  $ 16.84    --(b)       $    2       0.00%     8.65%   0.00%
      MRP*, 0.02% (a)  $ 14.61      28        $  413       0.00%     8.54%   0.02%
2013  RIA*, 0.00% (a)  $ 15.50    --(b)       $    2       0.00%    37.90%   0.00%
      MRP*, 0.03% (a)  $ 13.46      12        $  166       0.00%    37.91%   0.03%

MULTIMANAGER CORE BOND
2017  MRP*, 0.02% (a)  $ 10.74      96        $1,032       2.07%     2.97%   0.02%
2016  MRP*, 0.03% (a)  $ 10.43     138        $1,440       2.12%     2.66%   0.03%
2015  MRP*, 0.02% (a)  $ 10.16     160        $1,629       2.06%     0.10%   0.02%
2014  MRP*, 0.02% (a)  $ 10.15     104        $1,058       2.15%     3.68%   0.02%
2013  MRP*, 0.03% (a)  $  9.79      80        $  778       1.60%    (2.39)%  0.03%

MULTIMANAGER TECHNOLOGY
2017  RIA*, 0.00% (a)  $408.41    --(b)           --       0.00%    39.12%   0.00%
      MRP*, 0.02% (a)  $ 38.71     178        $6,893       0.00%    39.09%   0.02%
2016  RIA*, 0.00% (a)  $293.56    --(b)           --       0.01%     8.94%   0.00%
      MRP*, 0.03% (a)  $ 27.83     174        $4,854       0.01%     8.92%   0.03%
2015  RIA*, 0.00% (a)  $269.46    --(b)           --       0.00%     6.29%   0.00%
      MRP*, 0.02% (a)  $ 25.55     179        $4,563       0.00%     6.24%   0.02%
2014  RIA*, 0.00% (a)  $253.51    --(b)       $  103       0.00%    13.55%   0.00%
      MRP*, 0.02% (a)  $ 24.05     195        $4,694       0.00%    13.55%   0.02%
2013  RIA*, 0.00% (a)  $223.26    --(b)       $   92       0.00%    35.59%   0.00%
      MRP*, 0.03% (a)  $ 21.18     182        $3,856       0.00%    35.51%   0.03%

TARGET 2015 ALLOCATION
2017  MRP*, 0.02% (a)  $ 13.56     106        $1,444       1.31%    11.33%   0.02%
2016  MRP*, 0.03% (a)  $ 12.18     120        $1,458       1.13%     5.55%   0.03%
2015  MRP*, 0.02% (a)  $ 11.54     179        $2,063       1.02%    (1.95)%  0.02%
2014  MRP*, 0.02% (a)  $ 11.77     215        $2,529       1.24%     2.97%   0.02%
2013  MRP*, 0.03% (a)  $ 11.43     204        $2,328       1.40%    14.07%   0.03%

                                    FSA-90

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2017

9. Financial Highlights (Concluded)

                                           YEARS ENDED DECEMBER 31,
                          ----------------------------------------------------------
                                    UNITS    ACCUMULATION INVESTMENT
                          UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                          VALUE    (000'S)     (000'S)      RATIO#   RETURN** RATIO*
                          ------ ----------- ------------ ---------- -------- -------

TARGET 2025 ALLOCATION
2017  MRP*, 0.02% (a)     $14.65     245        $3,583       1.47%    15.45%   0.02%
2016  MRP*, 0.03% (a)     $12.69     228        $2,895       1.41%     7.36%   0.03%
2015  MRP*, 0.02% (a)     $11.82     218        $2,578       1.28%    (2.07)%  0.02%
2014  MRP*, 0.02% (a)     $12.07     217        $2,618       1.06%     4.05%   0.02%
2013  MRP*, 0.03% (a)     $11.60     213        $2,476       1.28%    18.97%   0.03%

TARGET 2035 ALLOCATION
2017  MRP*, 0.02% (a)     $15.19     149        $2,269       1.38%    17.75%   0.02%
2016  MRP*, 0.03% (a)     $12.90     149        $1,919       1.45%     7.95%   0.03%
2015  MRP*, 0.02% (a)     $11.95     138        $1,646       1.28%    (2.05)%  0.02%
2014  MRP*, 0.02% (a)     $12.20     136        $1,654       1.36%     4.45%   0.02%
2013  MRP*, 0.03% (a)     $11.68     116        $1,357       1.45%    22.30%   0.03%

TARGET 2045 ALLOCATION
2017  MRP*, 0.02% (a)     $15.43     120        $1,853       1.51%    19.71%   0.02%
2016  MRP*, 0.03% (a)     $12.89     109        $1,405       1.40%     8.59%   0.03%
2015  MRP*, 0.02% (a)     $11.87     112        $1,333       1.36%    (2.22)%  0.02%
2014  MRP*, 0.02% (a)     $12.14     102        $1,237       1.40%     4.75%   0.02%
2013  MRP*, 0.03% (a)     $11.59      92        $1,062       1.59%    25.16%   0.03%

TARGET 2055 ALLOCATION
2017  MRP*, 0.02% (a)     $12.29      18        $  226       1.62%    21.68%   0.02%
2016  MRP*, 0.03% (a)     $10.10      15        $  154       2.47%     9.54%   0.03%
2015  MRP*, 0.02% (a)(c)  $ 9.22       4        $   33       2.18%    (6.77)%  0.02%

   ----------
  (a)Contract charge as described in footnote 7 included in these financial statements.
  (b)Amount rounds to less than 500 units.
  (c)Units were made available on May 26, 2015.
  (d)All Asset Growth-Alt 20 replaced All Asset Aggressive-Alt 25 due to a fund merger on May 19, 2017.
  * For Separate Account No. 66, this ratio represents as the annual percentage of average net assets for each period indicated. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded. For those Variable Investment Options with less than a year of operations, this ratio is not annualized but calculated from the effective date through the end of the reporting period.
  ** This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. This ratio does not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of that Variable Investment Option, without consideration if there were units outstanding as of such date. The total return is calculated for each period indicated from the effective date through the end of the reporting period. Where there are no units outstanding at period-end, the total return is calculated using the current offering price of the unit. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.
  ***For Separate Accounts No. 3, 4, and 10, expenses as a percentage of average net assets (at the rates indicated) consisting of mortality and expense charges and other expenses for each period presented. The ratios included only those expenses that result in a direct reduction to unit values.
  (+)Rates charged for the year ended December 31, 2017 are reflected under "Contract Charges" shown for each unit value class in the Statement of Assets and Liabilities.
  # This ratio represents the amount of dividend income, excluding distribution from net realized gains, received by the Variable Investment Options from the Portfolio, divided by the average daily net assets. This ratio excludes those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Option invests.

10.Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2017 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                                    FSA-91

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

           INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                     AXA EQUITABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm....................   F-1

Consolidated Financial Statements:
  Consolidated Balance Sheets as of December 31, 2017 and 2016.............   F-2
  Consolidated Statements of Income (Loss), for the Years Ended
   December 31, 2017, 2016 and 2015........................................   F-4
  Consolidated Statements of Comprehensive Income (Loss), for the Years
   Ended December 31, 2017, 2016 and 2015..................................   F-5
  Consolidated Statements of Equity, for the Years Ended December 31,
   2017, 2016 and 2015.....................................................   F-6
  Consolidated Statements of Cash Flows, for the Years Ended December 31,
   2017, 2016 and 2015.....................................................   F-7
  Notes to Consolidated Financial Statements
   Note 1 -- Organization..................................................  F-10
   Note 2 -- Significant Accounting Policies...............................  F-10
   Note 3 -- Investments...................................................  F-29
   Note 4 -- Goodwill and Other Intangible Assets..........................  F-46
   Note 5 -- Closed Block..................................................  F-47
   Note 6 -- DAC and Policyholder Bonus Interest Credits...................  F-48
   Note 7 -- Fair Value Disclosures........................................  F-49
   Note 8 -- Insurance Liabilities.........................................  F-61
   Note 9 -- Reinsurance Agreements........................................  F-64
   Note 10 -- Short-Term and Long-Term Debt................................  F-66
   Note 11 -- Related Party Transactions...................................  F-67
   Note 12 -- Employee Benefit Plans.......................................  F-69
   Note 13 -- Share-Based and Other Compensation Programs..................  F-74
   Note 14 -- Income Taxes.................................................  F-79
   Note 15 -- Accumulated Other Comprehensive Income (Loss)................  F-81
   Note 16 -- Commitments and Contingent Liabilities.......................  F-82
   Note 17 -- Insurance Group Statutory Financial Information..............  F-85
   Note 18 -- Business Segment Information.................................  F-86
   Note 19 -- Quarterly Results of Operations (Unaudited)..................  F-89
   Note 20 -- Subsequent Events............................................  F-97

Financial Statement Schedules:
  Schedule I -- Summary of Investments -- Other than Investments in
   Related Parties, as of December 31, 2017................................  F-98
  Schedule III -- Supplementary Insurance Information, as of and for the
   Years Ended December 31, 2017 and 2016 and for the Year ended
   December 31, 2015.......................................................  F-99
  Schedule IV -- Reinsurance, as of and for the Years Ended December 31,
   2017, 2016 and 2015..................................................... F-102

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying consolidated balance sheets of AXA Equitable Life Insurance Company and its subsidiaries as of December 31, 2017 and 2016, and the related consolidated statements of income (loss), comprehensive income
(loss), equity and cash flows for each of the three years in the period ended December 31, 2017, including the related notes and financial statement schedules listed in the accompanying index (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS

As discussed in Note 2 to the consolidated financial statements the Company has restated its 2016 consolidated financial statements and financial statement schedules to correct errors.

BASIS FOR OPINION

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York

April 11, 2018

We have served as the Company's auditor since 1993.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2017 AND 2016

                                                         AS RESTATED
                                                   -----------------
                                                     2017     2016
                                                   -------- --------
                                                     (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities available for sale, at fair
   value (amortized cost of $34,831 and $32,123).. $ 36,358 $ 32,570
  Mortgage loans on real estate (net of valuation
   allowances of $8 and $8).......................   10,935    9,757
  Real estate held for production of income/(1)/..      390       56
  Policy loans....................................    3,315    3,361
  Other equity investments/(1)/...................    1,351    1,323
  Trading securities, at fair value...............   12,628    9,134
  Other invested assets/(1)/......................    3,121    2,226
                                                   -------- --------
   Total investments..............................   68,098   58,427
Cash and cash equivalents/(1)/....................    3,409    2,950
Cash and securities segregated, at fair value.....      825      946
Broker-dealer related receivables.................    2,158    2,100
Deferred policy acquisition costs.................    4,547    5,058
Goodwill and other intangible assets, net.........    3,709    3,741
Amounts due from reinsurers.......................    5,079    4,654
Loans to affiliates...............................      703      703
Guaranteed minimum income benefit reinsurance
  asset, at fair value............................   10,488   10,314
Other assets/(1)/.................................    4,432    4,260
Separate Accounts' assets.........................  122,537  111,403
                                                   -------- --------

TOTAL ASSETS...................................... $225,985 $204,556
                                                   ======== ========

LIABILITIES
Policyholders' account balances................... $ 43,805 $ 38,825
Future policy benefits and other policyholders
  liabilities.....................................   29,034   28,901
Broker-dealer related payables....................      764      484
Securities sold under agreements to repurchase....    1,887    1,996
Customers related payables........................    2,229    2,360
Amounts due to reinsurers.........................      134      125
Short-term and Long-term debt/(1)/................      769      513
Current and deferred income taxes.................    1,973    2,834
Other liabilities/(1)/............................    2,663    2,108
Separate Accounts' liabilities....................  122,537  111,403
                                                   -------- --------
   Total liabilities..............................  205,795  189,549
                                                   -------- --------
Redeemable Noncontrolling Interest/(1)/........... $    626 $    403
                                                   -------- --------

Commitments and contingent liabilities (Note 16)

/(1)/See Note 2 for details of balances with variable interest entities.

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2017 AND 2016
                                  (CONTINUED)

                                                             AS RESTATED
                                                   ---------------------
                                                      2017       2016
                                                   ---------- ----------
                                                       (IN MILLIONS)

EQUITY
AXA Equitable's equity:
  Common stock, $1.25 par value, 2 million shares
   authorized, issued and outstanding............. $        2 $        2
  Capital in excess of par value..................      6,859      5,339
  Retained earnings...............................      9,010      6,150
  Accumulated other comprehensive income (loss)...        598         17
                                                   ---------- ----------
   Total AXA Equitable's equity...................     16,469     11,508
                                                   ---------- ----------
Noncontrolling interest...........................      3,095      3,096
                                                   ---------- ----------
   Total equity...................................     19,564     14,604
                                                   ---------- ----------

TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING
  INTEREST AND EQUITY............................. $  225,985 $  204,556
                                                   ========== ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                   CONSOLIDATED STATEMENTS OF INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

                                                            AS RESTATED
                                                   ----------------------------
                                                     2017      2016      2015
                                                   --------  --------  --------
                                                           (IN MILLIONS)
REVENUES
Policy charges and fee income..................... $  3,334  $  3,344  $  3,291
Premiums..........................................      904       880       852
Net derivative gains (losses).....................      890    (1,211)   (1,161)
Net investment income (loss)......................    2,583     2,318     2,057
Investment gains (losses), net:
  Total other-than-temporary impairment losses....      (13)      (65)      (41)
  Other investment gains (losses), net............     (112)       81        21
                                                   --------  --------  --------
     Total investment gains (losses), net.........     (125)       16       (20)
                                                   --------  --------  --------
Investment management and service fees............    4,106     3,755     3,902
Other income......................................       41        36        40
                                                   --------  --------  --------
   Total revenues.................................   11,733     9,138     8,961
                                                   --------  --------  --------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits...........................    3,462     2,771     2,474
Interest credited to policyholders' account
  balances........................................    1,040     1,029       887
Compensation and benefits.........................    1,762     1,723     1,783
Commissions and distribution related payments.....    1,486     1,467     1,505
Interest expense..................................       29        16        20
Amortization of deferred policy acquisition
  costs, net......................................      268        52      (243)
Other operating costs and expenses................    1,431     1,458     1,497
                                                   --------  --------  --------
   Total benefits and other deductions............    9,478     8,516     7,923
                                                   --------  --------  --------
Income (loss) from operations, before income taxes    2,255       622     1,038
Income tax (expense) benefit......................    1,139        84        22
                                                   --------  --------  --------
Net income (loss).................................    3,394       706     1,060
  Less: Net (income) loss attributable to the
   noncontrolling interest........................     (534)     (496)     (398)
                                                   --------  --------  --------
Net Income (Loss) attributable to AXA Equitable... $  2,860  $    210  $    662
                                                   ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

                                                           AS RESTATED
                                                   --------------------------
                                                     2017     2016     2015
                                                   --------  ------  --------
                                                          (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net income (loss)................................. $  3,394  $  706  $  1,060
                                                   --------  ------  --------

Other comprehensive income (loss) net of income
taxes:
  Foreign currency translation adjustment.........       41     (18)      (25)
  Change in unrealized gains (losses), net of
   reclassification adjustment....................      563    (194)     (832)
  Changes in defined benefit plan related items
   not yet recognized in periodic benefit cost,
   net of reclassification adjustment.............       (5)     (3)       (4)
                                                   --------  ------  --------
Total other comprehensive income (loss), net of
  income taxes....................................      599    (215)     (861)
                                                   --------  ------  --------

Comprehensive income (loss).......................    3,993     491       199

  Less: Comprehensive (income) loss attributable
   to noncontrolling interest.....................     (552)   (479)     (383)
                                                   --------  ------  --------

Comprehensive income (loss) attributable to AXA
  Equitable....................................... $  3,441  $   12  $   (184)
                                                   ========  ======  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

                                                                         AS RESTATED
                                                               -------------------------------
                                                                  2017       2016       2015
                                                               ---------  ---------  ---------
                                                                        (IN MILLIONS)
EQUITY ATTRIBUTABLE TO AXA EQUITABLE:
  Common stock, at par value, beginning and end of year....... $       2  $       2  $       2
                                                               ---------  ---------  ---------

  Capital in excess of par value, beginning of year...........     5,339      5,321      5,957
  Deferred tax on dividend of AB Units........................        --         --        (35)
  Non cash capital contribution from AXA Financial (See Note
   12)........................................................        --         --        137
  Transfer of unrecognized net actuarial loss of the AXA
   Equitable Qualified Pension Plan to AXA Financial (see
   Note 12)...................................................        --         --       (772)
  Capital contribution from Parent............................     1,500         --         --
  Other changes in capital in excess of par value.............        20         18         34
                                                               ---------  ---------  ---------
  Capital in excess of par value, end of year.................     6,859      5,339      5,321
                                                               ---------  ---------  ---------

  Retained earnings, beginning of year........................     6,150      6,990      7,240
  Net income (loss)...........................................     2,860        210        662
  Shareholder dividends.......................................        --     (1,050)      (912)
                                                               ---------  ---------  ---------
  Retained earnings, end of year..............................     9,010      6,150      6,990
                                                               ---------  ---------  ---------
  Accumulated other comprehensive income (loss), beginning of
   year.......................................................        17        215        289
  Transfer of unrecognized net actuarial loss of the AXA
   Equitable Qualified Pension Plan to AXA Financial (see
   Note 12)...................................................        --         --        772
  Other comprehensive income (loss)...........................       581       (198)      (846)
                                                               ---------  ---------  ---------
  Accumulated other comprehensive income (loss), end of year..       598         17        215
                                                               ---------  ---------  ---------

   TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR..................    16,469     11,508     12,528
                                                               ---------  ---------  ---------

Noncontrolling interest, beginning of year....................     3,096      3,059      2,967
Repurchase of AB Holding units................................      (158)      (168)      (154)
Net income (loss) attributable to noncontrolling interest.....       485        491        398
Dividends paid to noncontrolling interest.....................      (457)      (384)      (414)
Dividend of AB Units by AXA Equitable to AXA Financial........        --         --        145
Other comprehensive income (loss) attributable to
  noncontrolling interest.....................................        18        (17)       (15)
Other changes in noncontrolling interest......................       111        115        132
                                                               ---------  ---------  ---------

   Noncontrolling interest, end of year.......................     3,095      3,096      3,059
                                                               ---------  ---------  ---------

TOTAL EQUITY, END OF YEAR..................................... $  19,564  $  14,604  $  15,587
                                                               =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

                                                              AS RESTATED
                                                    ------------------------------
                                                      2017       2016       2015
                                                    --------  ---------  ---------
                                                             (IN MILLIONS)
Net income (loss).................................. $  3,394  $     706  $   1,060
Adjustments to reconcile net income (loss) to net
  cash provided by (used in) operating activities:
  Interest credited to policyholders' account
   balances........................................    1,040      1,029        887
  Policy charges and fee income....................   (3,334)    (3,344)    (3,291)
  Net derivative (gains) losses....................     (890)     1,211      1,161
  Investment (gains) losses, net...................      125        (16)        20
  Realized and unrealized (gains) losses on
   trading securities..............................     (166)        41         43
  Non-cash long term incentive compensation
   expense.........................................      185        152        172
  Amortization of deferred sales commission........       32         41         49
  Other depreciation and amortization..............     (136)       (98)       (18)
  Amortization of deferred cost of reinsurance
   asset...........................................      (84)       159        121
  Amortization of other intangibles................       31         29         28
  Return of real estate joint venture and limited
   partnerships....................................      140        126        161

  Changes in:
   Net broker-dealer and customer related
     receivables/payables..........................     (278)       608        (38)
   Reinsurance recoverable.........................     (416)      (304)      (929)
   Segregated cash and securities, net.............      130       (381)       (89)
   Deferred policy acquisition costs...............      268         52       (243)
   Future policy benefits..........................    1,511        431        631
   Current and deferred income taxes...............     (664)      (742)        50
  Other, net.......................................      189       (161)       (99)
                                                    --------  ---------  ---------

Net cash provided by (used in) operating
  activities....................................... $  1,077  $    (461) $    (324)
                                                    ========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015
                                  (CONTINUED)

                                                              AS RESTATED
                                                    -------------------------------
                                                       2017       2016       2015
                                                    ---------  ---------  ---------
                                                             (IN MILLIONS)
Cash flows from investing activities:
  Proceeds from the sale/maturity/prepayment of:
   Fixed maturities, available for sale............ $   9,738  $   7,154  $   4,368
   Mortgage loans on real estate...................       934        676        609
   Trading account securities......................     9,125      6,271     10,768
   Other...........................................       228         32        134
  Payment for the purchase/origination of:
   Fixed maturities, available for sale............   (12,465)    (7,873)    (4,701)
   Mortgage loans on real estate...................    (2,108)    (3,261)    (1,311)
   Trading account securities......................   (12,667)    (8,691)   (12,501)
   Other...........................................      (280)      (250)      (132)
  Cash settlements related to derivative
   instruments.....................................    (1,259)       102        529
  Decrease in loans to affiliates..................        --        384         --
  Change in short-term investments.................      (264)      (205)      (363)
  Investment in capitalized software, leasehold
   improvements and EDP equipment..................      (100)       (85)       (71)
  Purchase of business, net of cash acquired.......      (130)       (21)        --
  Other, net.......................................       238        409        203
                                                    ---------  ---------  ---------

Net cash provided by (used in) investing
  activities....................................... $  (9,010) $  (5,358) $  (2,468)
                                                    =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015
                                  (CONTINUED)

                                                             AS RESTATED
                                                    ----------------------------
                                                      2017      2016      2015
                                                    --------  --------  --------
                                                            (IN MILLIONS)
Cash flows from financing activities:
  Policyholders' account balances:
   Deposits........................................ $  9,882  $  9,746  $  5,757
   Withdrawals.....................................   (5,926)   (2,874)   (2,861)
   Transfer (to) from Separate Accounts............    1,656     1,202     1,045
  Change in short-term financings..................       53       (69)       95
  Change in collateralized pledged assets..........      710      (677)       (2)
  Change in collateralized pledged liabilities.....    1,108       125      (270)
  (Decrease) increase in overdrafts payable........       63       (85)       80
  Repayment of long term debt......................       --        --      (200)
  Shareholder dividends paid.......................       --    (1,050)     (767)
  Repurchase of AB Holding units...................     (220)     (236)     (214)
  Redemptions (purchases) of non-controlling
   interests of consolidated company-sponsored
   investment funds................................      120      (137)       --
  Distribution to noncontrolling interest in
   consolidated subsidiaries.......................     (457)     (385)     (414)
  Increase (decrease) in Securities sold under
   agreement to repurchase.........................     (109)      104       939
  (Increase) decrease in securities purchased
   under agreement to resell.......................       --        79       (79)
  Capital Contribution from Parent.................    1,500        --        --
  Other, net.......................................      (10)        8         5
                                                    --------  --------  --------

Net cash provided by (used in) financing
  activities.......................................    8,370     5,751     3,114
                                                    ========  ========  ========

Effect of exchange rate changes on cash and cash
  equivalents......................................       22       (10)      (10)

Change in cash and cash equivalents................      459       (78)      312
Cash and cash equivalents, beginning of year.......    2,950     3,028     2,716
                                                    --------  --------  --------

Cash and cash equivalents, end of year............. $  3,409  $  2,950  $  3,028
                                                    ========  ========  ========

Supplemental cash flow information:
  Interest paid.................................... $     (8) $    (11) $     19
                                                    ========  ========  ========
  Income taxes (refunded) paid..................... $     33  $    613  $    (80)
                                                    ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable" and, collectively with its consolidated subsidiaries, the "Company") is a diversified financial services company. The Company is a direct, wholly-owned subsidiary of AXA Equitable Financial Services, LLC ("AEFS"). AEFS is a direct, wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is a direct wholly-owned subsidiary of AXA Equitable Holdings, Inc. ("Holdings"). Holdings is an indirect wholly-owned subsidiary of AXA S.A. ("AXA"), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management.

   In the fourth quarter of 2017, the Company completed the reorganization of its segment results into an expanded segment structure to enhance transparency and accountability. The Company believe that the additional segments will enhance the transparency of our financial results. The Company has modified the presentation of its business segment results to reflect its new operating structure and prior periods' presentation has been revised to conform to the new structure.

   On May 10, 2017, AXA announced its intention to pursue the sale of a minority stake in our indirect parent, Holdings, through a proposed initial public offering (the "Holdings IPO") in the first half of 2018. On
   November 13, 2017, Holdings filed a Form S-1 registration statement with the Securities and Exchange Commission (the "SEC"). The completion of the proposed Holdings IPO will depend on, among other things, the SEC filing and review process and customary regulatory approvals, as well as market conditions. There can be no assurance that the proposed Holdings IPO will occur on the anticipated timeline or at all.

   The Company now conducts operations in four segments: Individual Retirement, Group Retirement, Investment Management and Research, and Protection Solutions. The Company's management evaluates the performance of each of these segments independently.

      . The Individual Retirement segment offers a diverse suite of variable annuity products which are primarily sold to affluent and high net worth individuals saving for retirement or seeking retirement income.

      . The Group Retirement segment offers tax-deferred investment and retirement plans sponsored by educational entities, municipalities and not-for-profit entities as well as small and medium-sized businesses.

      . The Investment Management and Research segment provides diversified investment management, research and related solutions globally to a broad range of clients through three main client channels -- Institutional, Retail and Private Wealth Management -- and distributes its institutional research products and solutions through Bernstein Research Services. The Investment Management and Research segment reflects the business of AllianceBernstein Holding L.P. ("AB Holding"), AllianceBernstein L.P. ("ABLP") and their subsidiaries (collectively, "AB").

      . The Protection Solutions segment includes the Company's life insurance and group employee benefits businesses. The life insurance business offers a variety of variable universal life, indexed universal life and term life products to help affluent and high net worth individuals, as well as small and medium-sized business owners, with their wealth protection, wealth transfer and corporate needs. Our group employee benefits business offers a suite of life, short- and long-term disability, dental and vision insurance products to small and medium-size businesses across the United States.

   Corporate and Other includes certain of the Company's financing and investment expenses. It also includes: the closed block of life insurance (the "Closed Block"), run-off group pension business, run-off health business, certain strategic investments and certain unallocated items, including capital and related investments, interest expense and corporate expense. AB's results of operations are reflected in the Investment Management and Research segment. Accordingly, Corporate and Other does not include any items applicable to AB.

   At December 31, 2017 and 2016, the Company's economic interest in AB was 29.0% and 29.0%, respectively. At December 31, 2017 and 2016, respectively, AXA and its subsidiaries' economic interest in AB (including AXA Financial Group) was approximately 64.7% and 63.7%. AXA Equitable is the parent of AllianceBernstein Corporation, the general partner ("General Partner") of both AB Holding and ABLP; as a result it consolidates AB in the Company's consolidated financial statements.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements present the consolidated results of operations, financial condition, and cash flows of the Company and its subsidiaries and those investment companies, partnerships and joint ventures in which the Company has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   We believe that the consolidated financial statements include all adjustments necessary for a fair presentation of the results of operations of the Company. All significant intercompany transactions and balances have been eliminated in consolidation. The years "2017", "2016" and "2015" refer to the years ended December 31, 2017, 2016 and 2015, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Adoption of New Accounting Pronouncements

   In January 2017, the Financial Accounting Standards Board ("FASB") issued new guidance that amends the definition of a business to provide a more robust framework for determining when a set of assets and activities is a business. The definition primarily adds clarity for evaluating whether certain transactions should be accounted for as acquisitions/dispositions of assets or businesses, the latter subject to guidance on business combinations, but also may interact with other areas of accounting where the defined term is used, such as in the application of guidance on consolidation and goodwill impairment. The new guidance is effective for fiscal years ending December 31, 2018. The Company elected to early adopt the new guidance for the year ending December 31, 2016. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In January 2017, the FASB issued updated guidance to simplify the accounting for goodwill impairment on a prospective basis in years beginning after December 15, 2019, with early adoption permitted for impairment testing performed after January 1, 2017. The revised guidance removes Step 2 from the goodwill impairment testing model that currently requires a hypothetical purchase price allocation to assess goodwill recoverability when Step 1 testing demonstrates a reporting unit's carrying value exceeds its fair value. Existing guidance that limits the measure of goodwill impairment to the carrying amount of the reporting unit's goodwill remains unchanged by elimination of the requirement to perform Step 2 testing. The Company elected to early adopt the guidance effective January 1, 2017 for its first quarter 2017 interim goodwill recoverability assessments. Adoption of this guidance did not have a material impact on the Company's consolidated financial statements.

   In October 2016, the FASB issued updated guidance on consolidation of interests held through related parties that are under common control, which alters how a decision maker needs to consider indirect interests in a VIE held through an entity under common control. The new guidance amends the recently adopted consolidation guidance analysis. Under the new guidance, if a decision maker is required to evaluate whether it is the primary beneficiary of a VIE, it will need to consider only its proportionate indirect interest in the VIE held through a common control party. The Company adopted the revised guidance effective January 1, 2017. Adoption of this guidance did not have a material impact on the Company's consolidated financial statements.

   In March 2016, the FASB issued new guidance simplifying the transition to the equity method of accounting. The amendment eliminates the requirement for an investor to retroactively adjust the basis of a previously held interest in an investment that subsequently qualifies for use of the equity method. Additionally, the amendment requires any unrealized holding gain or loss recognized in accumulated other comprehensive income (loss) ("AOCI ") to be realized in earnings at the date an available-for-sale ("AFS") security qualifies for use of the equity method. The Company adopted the revised guidance effective January 1, 2017. Adoption of this guidance did not have a material impact on the Company's consolidated financial statements.

   In March 2016, the FASB issued new guidance on improvements to employee share-based payment accounting. The amendment includes provisions intended to simplify various aspects related to how share-based payments are accounted for and presented in the financial statements including: income tax effects of share-based payments, minimum statutory tax withholding requirements and forfeitures. The Company adopted the revised guidance effective January 1, 2017. Adoption of this guidance did not have a material impact on the Company's consolidated financial statements.

   In February 2015, the FASB issued a new consolidation standard that makes targeted amendments to the VIE assessment, including guidance specific to the analysis of fee arrangements and related party relationships, modifies the guidance for the evaluation of limited partnerships and similar entities for consolidation to eliminate the presumption of general partner control, and ends the deferral that had been granted to certain investment companies for applying previous VIE guidance. The Company adopted this guidance beginning January 1, 2016 using a modified retrospective approach, thereby not requiring a restatement of prior year periods. At initial adoption, the Company's reevaluation of all legal entities under the new standard resulted in identification of additional VIEs and consolidation of certain investment products of the Investment Management and Research segment that were not consolidated in accordance with previous guidance. The analysis performed under this guidance requires the exercise of judgment and is updated continuously as circumstances change or new entities are formed.

   In August 2014, the FASB issued new guidance which requires management to evaluate whether there is "substantial doubt" about the reporting entity's ability to continue as a going concern and provide related footnote disclosures about those uncertainties, if they exist. The new guidance is effective for annual periods ending after December 15, 2016 and interim periods thereafter. The Company implemented this guidance in its reporting on the year ended December 31, 2016. The effect of implementing this guidance was not material to the Company's consolidated financial statements.

   Future Adoption of New Accounting Pronouncements

   In February 2018, the FASB issued new guidance that will permit, but not require, entities to reclassify to retained earnings tax effects "stranded" in AOCI resulting from the change in federal tax rate enacted by the Tax Cuts and Jobs Act (the "Act") on December 22, 2017. An entity that elects this option must reclassify these stranded tax effects for all items in AOCI, including, but not limited to, AFS securities and employee benefits. Tax effects stranded in AOCI for other reasons, such as prior changes in tax law, may not be reclassified. While the new guidance provides entities the option to reclassify these amounts, new disclosures are required regardless of whether entities elect to do so. The new guidance is effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Early adoption is permitted for periods for which financial statements have not yet been issued or made available for issuance, including in the period the Act was signed into law (i.e., the reporting period including December 22, 2017). Election can be made either to apply the new guidance retrospectively to each period in which the effect of the Act is recognized or in the period of adoption. Management currently is evaluating the options provided for adopting this guidance and the potential impacts on the Company's consolidated financial statements.

   In August 2017, the FASB issued new guidance on accounting for hedging activities, intended to more closely align the financial statement reporting of hedging relationships to the economic results of an entity's risk management activities. In addition, the new guidance makes certain targeted modifications to simplify the application of current hedge accounting guidance. The new guidance is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years, with early application permitted. The effect of adoption should be reflected as of the beginning of the fiscal year of adoption (that is, the initial application date). All transition requirements and elections should be applied to derivatives positions and hedging relationships existing on the date of adoption. Management currently is evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In May 2017, the FASB issued guidance on share-based payments. The amendment provides clarity intended to reduce diversity in practice and the cost and complexity of accounting for changes to the terms or conditions of share-based payment awards. The new guidance is effective for interim and annual periods beginning after December 15, 2017, requires prospective application to awards modified on or after the date of adoption, and permits early adoption. This amendment did not have a material impact on the Company's consolidated financial statements.

   In March 2017, the FASB issued guidance that requires certain premiums on callable debt securities to be amortized to the earliest call date and is intended to better align interest income recognition with the manner in which market participants price these instruments. The new guidance is effective for interim and annual periods beginning after December 15, 2018 with early adoption permitted and is to be applied on a modified retrospective basis. Management currently is evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In March 2017, the FASB issued new guidance on the presentation of net periodic pension and post-retirement benefit costs that requires disaggregation of the service cost component from the other components of net benefit costs on the income statement. The service cost component will be presented with other employee compensation costs in "income from operations," and the remaining components will be reported separately outside of income from operations. While this standard does not change the rules for how benefits costs are measured, it limits the amount eligible for capitalization to the service cost component and, therefore, may require insurers and other entities that establish deferred assets related to the acquisition of new contracts to align its capitalization policies/practices with that limitation. The new guidance is effective for interim and annual periods beginning after December 15, 2017 with early adoption permitted and is to be applied retrospectively for changes in the income statement presentation of net benefit cost and prospectively for changes in capitalization eligibility. The guidance permits the use of amounts previously disclosed for the various components of net benefits cost as the basis for the retrospective change in the income statement presentation, and use of that approach must be disclosed as a "practical expedient" to determining how much of the various components of net benefits costs actually was reflected in historical income statements a result of capitalization and subsequent amortization. For purpose of segment reporting, net periodic benefits costs should continue to be presented based on how management reports those costs internally for evaluation, regardless of these new requirements. The Company expects to utilize the practical expedient for adopting the retrospective change in its income statement presentation of net benefits costs. Based on the assessments performed to-date, adoption of this new guidance in first quarter 2018 is not expected to have a material impact on the Company's consolidated financial statements.

   In August 2016, the FASB issued new guidance to simplify elements of cash flow classification. The new guidance is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The new guidance is effective for interim and annual periods beginning after December 15, 2017 and should be applied using a retrospective transition method. Adoption of this new guidance in first quarter 2018 is not expected to have a material impact on the Company's financial condition or results of operations.

   In June 2016, the FASB issued new guidance related to the accounting for credit losses on financial instruments. The new guidance introduces an approach based on expected losses to estimate credit losses on certain types of financial instruments. It also modifies the impairment model for available-for-sale debt securities and provides for a simplified accounting model for purchased financial assets with credit deterioration since their origination. The new guidance is effective for interim and annual periods beginning after December 15, 2019 with early adoption permitted for annual periods beginning after December 15, 2018. Management currently is evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In February 2016, the FASB issued revised guidance to lease accounting that will require lessees to recognize on the balance sheet a "right-of-use" asset and a lease liability for virtually all lease arrangements, including those embedded in other contracts. The new lease accounting model will continue to distinguish between capital and operating leases. The current straight-line pattern for the recognition of rent expense on an operating lease is expected to remain substantially unchanged by the new guidance but instead will be comprised of amortization of the right-of-use asset and interest cost on the related lease obligation, thereby resulting in an income statement presentation similar to a financing arrangement or capital lease. Lessor accounting will remain substantially unchanged from the current model but has been updated to align with certain changes made to the lessee model. The new guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018, with early adoption permitted. The transition provisions require application on a modified retrospective approach at the beginning of the earliest comparative period presented in the financial statements (that is, January 1, 2017). Extensive quantitative and qualitative disclosures, including significant judgments made by management, will be required to provide greater insight into the extent of revenue and expense recognized and expected to be recognized from existing lease contracts and arrangements. Management currently is evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In January 2016, the FASB issued new guidance related to the recognition and measurement of financial assets and financial liabilities. The new guidance primarily affects the accounting for equity investments, financial liabilities under the fair value option, and presentation and disclosure requirements for financial instruments. In addition, the FASB clarified guidance related to the valuation allowance assessment when recognizing deferred tax assets resulting from unrealized losses on available-for-sale ("AFS") debt securities. The new guidance will require equity investments in unconsolidated entities, except those accounted for under the equity method, to be measured at fair value through earnings, thereby eliminating the AFS classification for equity securities with readily determinable fair values for which changes in fair value currently are reported in AOCI. Adoption of this new guidance is required in interim and annual periods beginning after December 15, 2017 and is to be applied on a modified retrospective basis. At December 31, 2017, the Company's equity investments include approximately $157 million common stock securities designated as AFS for which a cumulative effect adjustment to opening retained earnings will be made at January 1, 2018 to reclassify from AOCI the related net unrealized investment gains/(losses), net of income tax. The Company's investment assets held in the form of equity interests in unconsolidated entities, such as limited partnerships and limited liability companies, including hedge funds, private equity funds, and real estate-related funds, generally are accounted for under the equity method and will not be impacted by this new guidance. The Company does not currently report any of its financial liabilities under the fair value option. Adoption of this new guidance in first quarter 2018 is not expected to have a material impact on the Company's financial condition or results of operations.

   In May 2014, the FASB issued new guidance that revises the recognition criteria for revenue arising from contracts with customers to provide goods or services, except when those revenue streams are from insurance contracts, leases, rights and obligations that are in the scope of certain financial instruments (i.e., derivative contracts) and guarantees other than product or service warranties. The new standard's core principle is that revenue should be recognized when "control" of promised goods or services is transferred to customers and in an amount that reflects the consideration to which it expects to be entitled in exchange. Applying the new revenue recognition criteria generally will require more judgments and estimates than under current guidance in order to identify contractual performance obligations to customers, assess the roles of intermediaries in fulfilling those obligations, determine the amount of variable consideration to include in the transaction price, and allocate the transaction price to distinct performance obligations in bundled contracts. The new guidance is effective for interim and annual periods beginning after December 15, 2017, with early adoption permitted. Transition to the new standard requires a retrospective approach but application is permitted either on a full or modified basis, the latter by recognition of a cumulative-effect adjustment to opening equity in the period of initial adoption. On January 1, 2018, the Company will adopt the new revenue recognition guidance on a modified retrospective basis and provide in its first quarter 2018 reporting the additional disclosures required by the new standard. Revenues within the scope of this standard and subject to the Company's analysis largely emerge from its investment in AllianceBernstein, as reported in the Company's Investment Management and Research segment, but also result from the Company's direct wholly-owned subsidiary, FMG as well as broker-dealer operations. Based on the assessments performed to-date, the Company does not expect any changes in the amounts or timing of revenue recognition, including base investment management and advisory fees, distribution revenues, shareholder servicing revenues, and broker-dealer revenues. However, performance-based fees, that currently are recognized at the end of the applicable measurement period when no risk of reversal remains, and carried-interest distributions received (considered performance-based fees), that currently are recorded as deferred revenues until no risk of reversal remains, in certain instances may be recognized earlier under the new standard if it is probable that significant reversal will not occur. As a result, the Company currently expects its initial adoption of the new revenue recognition standard at January 1, 2018 will result in a pre-tax cumulative effect adjustment to increase opening equity by approximately
   $35 million, representing carried-interest distributions previously received, net of revenue sharing payments to investment team members, with respect to which it is probable that significant reversal will not occur. The Company's future financial statements will include additional disclosures as required by the new revenue recognition guidance.

   Closed Block

   As a result of demutualization, the Company's Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and income of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of the Company's general account (the "General Account"), any of its separate accounts (the "Separate Accounts") or any affiliate of the Company without the approval of the New York State Department of Financial Services (the "NYDFS"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax income from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's income.

   If the actual cumulative income from the Closed Block are greater than the expected cumulative income, only the expected income will be recognized in net income. Actual cumulative income in excess of expected cumulative income at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block income in a subsequent period are less than the expected income for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative income of the Closed Block are less than the expected cumulative income, only actual income would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of deferred policy acquisition costs ("DAC"), are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as available-for-sale ("AFS") are reported at fair value. Changes in fair value are reported in other comprehensive income ("OCI"). The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments ("OTTI"). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in income (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security at the date of acquisition. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Real estate held for the production of income is stated at depreciated cost less valuation allowances.

   Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

   Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

   Partnerships, investment companies and joint venture interests that the Company has control of and has an economic interest in or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity method of accounting and are reported in other equity investments. The Company records its interests in certain of these partnerships on a month or one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with realized and unrealized gains (losses) reported in net investment income (loss) in the statements of Net income (loss).

   Corporate owned life insurance ("COLI") has been purchased by the Company and certain subsidiaries on the lives of certain key employees and the Company and these subsidiaries are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2017 and 2016, the carrying value of COLI was $911 million and $892 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets. The Company classifies as short-term securities purchased with a maturity of twelve months or less.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   Cash and securities segregated primarily includes U.S. Treasury Bills segregated by AB in a special reserve bank custody account for the exclusive benefit of its brokerage customers under Rule 15c3-3 of the Exchange Act.

   All securities owned, including U.S. government and agency securities, mortgage-backed securities, futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Derivatives

   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options and may be exchange-traded or contracted in the over-the-counter market. All derivative positions are carried in the consolidated balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

   Freestanding derivative contracts are reported in the consolidated balance sheets either as assets within "Other invested assets" or as liabilities within "Other liabilities." The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related Credit Support Annex ("CSA") have been executed. The Company uses derivatives to manage asset/liability risk and has designated some of those economic relationships under the criteria to qualify for hedge accounting treatment. All changes in the fair value of the Company's freestanding derivative positions not designated to hedge accounting relationships, including net receipts and payments, are included in "Net derivative gains (losses)" without considering changes in the fair value of the economically associated assets or liabilities.

   The Company is a party to financial instruments and other contracts that contain "embedded" derivative instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are "clearly and closely related" to the economic characteristics of the remaining component of the "host contract" and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When those criteria are satisfied, the resulting embedded derivative is bifurcated from the host contract, carried in the consolidated balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the consolidated statements of income (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

   Securities Repurchase and Reverse Repurchase Agreements

   Securities repurchase and reverse repurchase transactions involve the temporary exchange of securities for cash or other collateral of equivalent value, with agreement to redeliver a like quantity of the same or similar securities at a future date prior to maturity at a fixed and determinable price. Transfers of securities under these agreements to repurchase or resell are evaluated by the Company to determine whether they satisfy the criteria for accounting treatment as secured borrowing or lending arrangements. Agreements not meeting the criteria would require recognition of the transferred securities as sales or purchases with related forward repurchase or resale commitments. All of the Company's securities repurchase transactions are accounted for as collateralized borrowings with the related obligations distinctly captioned in the consolidated balance sheets. Earnings from investing activities related to the cash received under the Company's securities repurchase arrangements are reported in the consolidated statements of income (loss) as "Net investment income" and the associated borrowing cost is reported as "Interest expense." The Company has not actively engaged in securities reverse repurchase transactions.

   Commercial and Agricultural Mortgage Loans on Real Estate:

   Mortgage loans are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   For commercial and agricultural mortgage loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

      . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

      . Debt service coverage ratio -- Derived from actual operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

      . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

      . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

      . Maturity -- Mortgage loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

      . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

      . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

      . Property condition -- Significant deferred maintenance observed during the lenders annual site inspections.

      . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans also are individually evaluated quarterly by the Company's IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problem mortgages but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans, a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for mortgage loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan-specific portion of the loss allowance is based on the Company's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are mortgage loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on mortgage loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on mortgage loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans are classified as nonaccrual mortgage loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured to where the collection of interest is considered likely. At December 31, 2017 and 2016, the carrying values of commercial mortgage loans that had been classified as nonaccrual mortgage loans were $19 million and $34 million, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring ("TDR"), the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the mortgage loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Block's policyholders dividend obligation, insurance liability loss recognition, DAC related to UL policies, investment-type products and participating traditional life policies.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any change in fair value of policyholders' account balances and future policy benefits.

   Fair Value of Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The Company uses unadjusted quoted market prices to measure fair value for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades.

   Recognition of Insurance Income and Related Expenses

   Deposits related to universal life ("UL") and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of DAC.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to income.

   AMORTIZATION POLICY. In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC.

   DAC associated with certain variable annuity products is amortized based on estimated assessments, with DAC on the remainder of variable annuities, UL and investment-type products amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience and changes in the reserve of products that have indexed features such as SCS IUL and MSO, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC are amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in income (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future separate account performance. Management sets estimated future gross profit or assessment assumptions related to separate account performance using a long-term view of expected average market returns by applying a reversion to the mean ("RTM") approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Based upon management's current expectations of interest rates and future fund growth, the Company updated its RTM assumption from 9.0% to 7.0%. The average gross long-term return measurement start date was also updated to December 31, 2014. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At
   December 31, 2017, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 7.0% (4.7% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.7% net of product weighted average Separate Account fees) and 0.0% (-2.3% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is five years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than five years in order to reach the average gross long-term return estimate, the application of the five year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than five years would result in a required deceleration of DAC amortization.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2017, the average rate of assumed investment yields, excluding policy loans, for the Company was 4.7% grading to 4.3% over 7 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in net income in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative income over expected cumulative income as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in net income (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies are subject to recoverability testing as part of the Company's premium deficiency testing. If a premium deficiency exists, DAC are reduced by the amount of the deficiency or to zero through a charge to current period net income (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in net income
   (loss) in the period such deficiency occurs.

   For some products, policyholders can elect to modify product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. These transactions are known as internal replacements. If such modification substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

   Policyholder Bonus Interest Credits

   Policyholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these policyholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets in the consolidated balance sheets and amortization is included in Interest credited to policyholders' account balances in the consolidated statements of income (loss).

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium, investment performance and interest credited, net of surrenders, withdrawals, benefits and charges.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated policyholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 5.0% to 6.3% (weighted average of 5.1%) for approximately 99.1% of life insurance liabilities and from 1.6% to 5.5% (weighted average of 4.2%) for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to income.

   Funding agreements are reported in Policyholders' account balances in the consolidated balance sheets. As a member of the Federal Home Loan Bank of New York ("FHLBNY"), the Company has access to collateralized borrowings. The Company may also issue funding agreements to the FHLBNY. Both the collateralized borrowings and funding agreements would require the Company to pledge qualified mortgage-backed assets and/or government securities as collateral.

   For reinsurance contracts other than those accounted for as derivatives, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefits ("GMDB") and/or contain guaranteed minimum living benefit ("GMLB," and together with GMDB, the "GMxB features") which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit ("GMIB") base. The Company previously issued certain variable annuity products with and guaranteed income benefit ("GIB") features, guaranteed withdrawal benefit for life ("GWBL"), guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum accumulation benefit ("GMAB") features. The Company has also assumed reinsurance for products with GMxB features.

   Reserves for products that have GMIB features, but do not have no-lapse guarantee features, and products with GMDB features are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding separate account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a RTM approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management's estimates.

   Products that have a GMIB feature with a no-lapse guarantee rider ("NLG"), GIB, GWBL, GMWB and GMAB features and the assumed products with GMIB features (collectively "GMxB derivative features") are considered either freestanding or embedded derivatives and discussed below under ("Embedded and Freestanding Insurance Derivatives").

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (I.E., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to income. Premium deficiency reserves have been recorded for the group single premium annuity business, certain interest-sensitive life contracts, structured settlements, individual disability income and major medical. Additionally, in certain instances the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of income may be such that profits are expected to be recognized in earlier years followed by losses in later years. In these situations, accounting standards require that an additional profits followed by loss liability be recognized by an amount necessary to sufficiently offset the losses that would be recognized in later years. A profits followed by loss liability is included in "Future policy benefits" and is predominately associated with certain interest-sensitive life contracts.

   Embedded and Freestanding Insurance Derivatives

   Reserves for products considered either embedded or freestanding derivatives are measured at estimated fair value separately from the host variable annuity product, with changes in estimated fair value reported in Net derivative gains (losses). The estimated fair values of these derivatives are determined based on the present value of projected future benefits minus the present value of projected future fees attributable to the guarantee. The projections of future benefits and future fees require capital markets and actuarial assumptions, including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk-free rates.

   Additionally the Company cedes and assumes reinsurance for products with GMxB features, which are considered an embedded when part of a reinsurance contract covers risks not treated as derivative or a freestanding derivative otherwise. The GMxB reinsurance contract asset and liabilities' fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios.

   Changes in the fair value of embedded and freestanding derivatives are reported on the consolidated statements of income (loss) in Net derivative gains (losses). Reserves for embedded derivatives liabilities and assumed reinsurance contracts are reported in Future policyholders' benefits and other policyholders' liabilities and the GMIB reinsurance contract asset, at fair value is reported in a stand-alone line in the consolidated balance sheets.

   Embedded and freestanding insurance derivatives fair values are determined based on the present value of projected future benefits minus the present value of projected future fees. At policy inception, a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits is attributed to the embedded derivative. The percentage of fees included in the fair value measurement is locked-in at inception. Fees above those amounts represent "excess" fees and are reported in Policy charges and fee income.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to General Account claims only to the extent Separate Account assets exceed separate accounts liabilities. Assets and liabilities of the Separate Account represent the net deposits and accumulated net investment income (loss) less fees, held primarily for the benefit of policyholders, and for which the Company does not bear the investment risk. Separate Account assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to policyholders of such Separate Account are offset within the same line in the consolidated statements of income
   (loss). For 2017, 2016 and 2015, investment results of such Separate Accounts were gains (losses) of $16,735 million, $8,222 million and $(1,148) million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Account assets and liabilities and are not reported in revenues or expenses. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Management and Service Fees and Related Expenses

   INVESTMENT MANAGEMENT AND RESEARCH

   Investment management and service fees principally include the Investment Management and Research segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") and Sanford
   C. Bernstein Limited ("SCBL") for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AB sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Since January 31, 2009, AB sponsored U.S. mutual funds have not offered back-end load shares to new investors. Likewise, as of December 31, 2016, AB sponsored Non-U.S. Funds are no longer offering back-end load shares, except in isolated instances.

   Management periodically reviews the deferred sales commission asset for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If these factors indicate impairment in value, a comparison is made of the carrying value to the undiscounted cash flows expected to be generated by the asset over its remaining life. If it is determined the deferred sales commission asset is not fully recoverable, the asset will be deemed impaired and a loss will be recorded in the amount by which the recorded amount of the asset exceeds its estimated fair value.

   RETIREMENT AND PROTECTION

   Investment management and service fees also includes fees earned by AXA Equitable Funds Management Group, LLC ("AXA Equitable FMG") from providing investment management and administrative services to AXA Premier VIP Trust ("VIP Trust"), EQ Advisors Trust ("EQAT") and 1290 Funds as well as two private investment trusts established in the Cayman Islands, AXA Allocation Funds Trusts and AXA Offshore Multimanager Funds Trust (collectively, the "Other AXA Trusts"). AXA Equitable FMG's administrative services include, among others, fund accounting and compliance services.

   AXA Equitable FMG has entered into sub-advisory agreements with affiliated and unaffiliated registered investment advisers to provide sub-advisory services to AXA Equitable FMG with respect to certain portfolios of EQAT and the Other AXA Trusts. It has also entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. to provide certain sub-administration services to AXA Equitable FMG as instructed by AXA Equitable FMG.

   AXA Equitable FMG's fees related to its services are calculated as a percentage of assets under management and are recorded in Investment management and service fees in the consolidated statements of income (loss) as the related services are performed. Sub-advisory and sub-administrative expenses associated with the services are calculated and recorded as the related services are performed in Other operating costs and expenses in the consolidated statements of income (loss).

   Goodwill and Other Intangible Assets

   Goodwill reported by the Company represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies and relates principally to the acquisition of SCB Inc., an investment research and management company formerly known as Sanford C. Bernstein Inc. ("Bernstein Acquisition") and purchases of units of the limited partnership interest in ABLP ("AB Units"). In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred. Effective January 1, 2017, the Company early-adopted new guidance that eliminated Step 2 testing from the goodwill impairment model and continued to limit the measurement of any goodwill impairment to the carrying value of the reporting unit's goodwill.

   The Company's intangible assets primarily relate to the Bernstein Acquisition and purchases of AB Units and reflect amounts assigned to acquired investment management contracts based on their estimated fair values at the time of acquisition, less accumulated amortization. These intangible assets generally are amortized on a straight-line basis over their estimated useful life, ranging from six to twenty years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, impairment tests are performed to measure the amount of the impairment loss, if any.

   Internal-use Software

   Capitalized internal-use software, included in Other assets in the consolidated balance sheets, is amortized on a straight-line basis over the estimated useful life of the software that ranges between three and five years. Capitalized amounts are periodically tested for impairment in accordance with the guidance on impairment of long-lived assets. An immediate charge to earnings is recognized if capitalized software costs no longer are deemed to be recoverable. In addition, service potential is periodically reassessed to determine whether facts and circumstances have compressed the software's useful life such that acceleration of amortization over a shorter period than initially determined would be required.

   Income Taxes

   The Company and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. The Company provides for Federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred tax assets will not be realized.

   Under accounting for uncertainty in income taxes guidance, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the consolidated financial statements. Tax positions are then measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement.

   As required under accounting for income taxes, the Company determined reasonable estimates for certain effects of the Tax Cuts and Jobs Act enacted on December 22, 2017 and recorded those estimates as provisional amounts in the 2017 consolidated financial statements. In accordance with SEC Staff Accounting Bulletin No. 118 ("SAB 118"), the Company may make additional adjustments during 2018 (the measurement period) to the income tax balance sheet and income statement accounts as the U.S. Department of the Treasury issues further guidance and interpretations.

   Accounting and Consolidation of VIEs

   For all new investment products and entities developed by the Company (other than Collateralized Debt Obligations ("CDOs")), the Company first determines whether the entity is a VIE, which involves determining an entity's variability and variable interests, identifying the holders of the equity investment at risk and assessing the five characteristics of a VIE. Once an entity has been determined to be a VIE, the Company then identifies the primary beneficiary of the VIE. If the Company is deemed to be the primary beneficiary of the VIE, then the Company consolidates the entity.

   The Company provides seed capital to its investment teams to develop new products and services for their clients. The Company's original seed investment typically represents all or a majority of the equity investment in the new product and is temporary in nature. The Company evaluates its seed investments on a quarterly basis to determine whether consolidation is required.

   Management of the Company reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that the Company is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   A VIE must be consolidated by its primary beneficiary, which generally is defined as the party that has a controlling financial interest in the VIE. The Company is deemed to have a controlling financial interest in a VIE if it has (i) the power to direct the activities of the VIE that most significantly affect the VIE's economic performance, and (ii) the obligation to absorb losses of the VIE or the right to receive income from the VIE that potentially could be significant to the VIE. For purposes of evaluating
   (ii) above, fees paid to the Company as a decision maker or service provider are excluded if the fees are compensation for services provided commensurate with the level of effort required to be performed and the arrangement includes only customary terms, conditions or amounts present in arrangements for similar services negotiated at arm's length.

   If the Company has a variable interest in an entity that is determined not to be a VIE, the entity then is evaluated for consolidation under the voting interest entity ("VOE") model. For limited partnerships and similar entities, the Company is deemed to have a controlling financial interest in a VOE, and would be required to consolidate the entity, if the Company owns a majority of the entity's kick-out rights through voting limited partnership interests and other limited partners do not hold substantive participating rights (or other rights that would indicate that the Company does not control the entity). For entities other than limited partnerships, the Company is deemed to have a controlling financial interest in a VOE if it owns a majority voting interest in the entity.

   The analysis performed to identify variable interests held, determine whether entities are VIEs or VOEs, and evaluate whether the Company has a controlling financial interest in such entities requires the exercise of judgment and is updated on a continuous basis as circumstances change or new entities are developed. The primary beneficiary evaluation generally is performed qualitatively based on all facts and circumstances, including consideration of economic interests in the VIE held directly and indirectly through related parties and entities under common control, as well as quantitatively, as appropriate.

   At December 31, 2017, the Company held approximately $1,123 million of investment assets in the form of equity interests issued by non-corporate legal entities determined under the new guidance to be VIEs, such as limited partnerships and limited liability companies, including hedge funds, private equity funds, and real estate-related funds. As an equity investor, the Company is considered to have a variable interest in each of these VIEs as a result of its participation in the risks and/or rewards these funds were designed to create by their defined portfolio objectives and strategies. Primarily through qualitative assessment, including consideration of related party interests or other financial arrangements, if any, the Company was not identified as primary beneficiary of any of these VIEs, largely due to its inability to direct the activities that most significantly impact their economic performance. Consequently, the Company continues to reflect these equity interests in the consolidated balance sheet as Other equity investments and to apply the equity method of accounting for these positions. The net assets of these nonconsolidated VIEs are approximately $160,178 million. The Company's maximum exposure to loss from its direct involvement with these VIEs is the carrying value of its investment of $1,123 million and approximately $693 million of unfunded commitments at December 31, 2017. The Company has no further economic interest in these VIEs in the form of guarantees, derivatives, credit enhancements or similar instruments and obligations.

   At December 31, 2017, the Company consolidated three real estate joint ventures for which it was identified as primary beneficiary under the VIE model. Two of the joint ventures are owned 95% by the Company and 5% by the venture partner. The third consolidated entity is jointly owned by AXA Equitable and AXA France and holds an investment in a real estate venture. Included in the Company's consolidated balance sheets at December 31, 2017 and 2016, respectively, are total assets of $393 million and $36 million related to these VIEs, primarily resulting from the consolidated presentation of $372 million and $36 million of real estate held for production of income. Also resulting from the Company's consolidated presentation of these VIEs are total liabilities of $229 million and $11 million at December 31, 2017 and 2016, respectively, including long term debt in the amount of $203 million and $0 million. In addition, real estate held for production of income reflects $18 million and $20 million as related to two non-consolidated joint ventures at December 31, 2017 and 2016, respectively.

   Included in the Company's consolidated balance sheet at December 31, 2017 are assets of $1,550 million, liabilities of $696 million and redeemable non-controlling interest of $596 million associated with the consolidation of AB-sponsored investment funds under the VIE model. Also included in the Company's consolidated balance sheets are assets of $58 million, liabilities of $2 million and redeemable non-controlling interest of $0 million from consolidation of AB-sponsored investment funds under the VOE model. The assets of these consolidated funds are presented within Other invested assets and cash and cash equivalents, and liabilities of these consolidated funds are presented with other liabilities on the face of the Company's consolidated balance sheet at December 31, 2017; ownership interests not held by the Company relating to consolidated VIEs and VOEs are presented either as redeemable or non-redeemable noncontrolling interest, as appropriate. The Company is not required to provide financial support to these company-sponsored investment funds, and only the assets of such funds are available to settle each fund's own liabilities.

   As of December 31, 2017, the net assets of investment products sponsored by AB that are nonconsolidated VIEs are approximately $53,600 million and the Company's maximum exposure to loss from its direct involvement with these VIEs is its investment of $7.9 million at December 31, 2017. The Company has no further commitments to or economic interest in these VIEs.

   Assumption Updates and Model Changes

   In 2017, the Company made several assumption updates and model changes, including the following: (1) updated the expectation of long-term Separate Accounts volatility used in estimating policyholders' benefits for variable annuities with GMDB and GMIB guarantees and variable universal life contracts with secondary guarantees; (2) updated the estimated duration used to calculate policyholders' benefits for variable annuities with GMDB and GMIB guarantees and the period over which DAC is amortized; (3) updated policyholder behavior assumptions based on emerging experience, including expectations of long-term lapse and partial withdrawal rates for variable annuities with GMxB features; (4) updated premium funding assumptions for certain universal life and variable universal life products with secondary guarantees; (5) completed its periodic review and updated its long term mortality assumption for universal, variable universal and traditional life products; (6) updated the assumption for long term General Account spread and yield assumptions in the DAC amortization and loss recognition testing calculations for universal life, variable universal life and deferred annuity business lines; (7) updated our maintenance expense assumption for universal life and variable universal life products; and (8) implemented other actuarial assumption updates and model changes, resulting in the full release of the reserve. The net impact of assumption changes in 2017 increased policyholders' benefits by $23 million, increased the amortization of DAC by $247 million, decreased policy charges and fee income by $88 million, increased the fair value of our GMIB reinsurance asset by $1.5 billion and decreased the fair value of the GMIB NLG liability by $447 million. This resulted in an increase in Income (loss) from operations, before income taxes of $1.7 billion and increased Net income by approximately $1.1 billion.

   In 2016, the Company made several assumption updates and model changes including the following (1) updated the premium funding assumption used in setting variable life policyholder benefit reserves; (2) made changes in the model used in calculating premium loads, which increased interest sensitive life policyholder benefit reserves; (3) updated its mortality assumption for certain variable interest-sensitive life ("VISL") as a result of favorable mortality experience for some of its older products and unfavorable mortality experience on some of its newer products and (4) updated the General Account spread and yield assumptions for certain VISL products to reflect lower expected investment yields. The net impact of assumption updates and model changes in 2016 decreased Policyholders' benefits by $135 million, increased the amortization of DAC by $193 million, increased policy charges and fee income by $35 million, decreased Income (loss) from operations, before income taxes by $23 million and decreased Net income by approximately $15 million.

   In 2015 the Company announced it would raise cost of insurance ("COI") rates for certain UL policies issued between 2004 and 2007, which have both issue ages 70 and above and a current face value amount of $1 million and above, effective in 2016. The Company raised the COI rates for these policies as management expects future mortality and investment experience to be less favorable than what was anticipated when the original schedule of COI rates was established. This COI rate increase was larger than the increase previously anticipated in management's reserve assumptions. As a result, management updated the assumption to reflect the actual COI rate increase, resulting in a $71 million and $46 million increase in Income (loss) from operations, before income taxes and Net income, respectively, in 2015.

   In 2015, expectations of long-term lapse and partial withdrawal rates for variable annuities with GMDB and GMIB guarantees were lowered based on emerging experience. This update increased expected future claim costs and the fair value of the GMIB reinsurance contract asset. Also in 2015, expectations of GMIB election rates were lowered for certain ages based on emerging experience. This decreased the expected future GMIB claim cost and the fair value of the GMIB reinsurance contract asset, while increasing the expected future GMDB claim cost. The impact of these assumption updates in 2015 were a net decrease in the fair value of the GMIB reinsurance contract asset of $746 million, and increase in the fair value of the GMIBNLG liability of $786 million, a decrease in the GMDB/GMIB reserves of $864 million and a decrease in the amortization of DAC of $32 million. In 2015, this assumption update decreased Income (loss) from operations, before income taxes and Net income by approximately $636 million and $413 million, respectively.

   In 2015, based upon management's then current expectations of interest rates and future fund growth, the Company updated its reversion to the mean ("RTM") assumption used to calculate GMDB/GMIB and VISL reserves and amortization DAC from 9.0% to 7.0%. The impact of this assumption update in 2015 was an increase in GMIB/GMDB reserves of $570 million, an increase in VISL reserves of $29 million and decrease in amortization of DAC of $73 million. In 2015, this assumption update decreased Income (loss) from operations, before income taxes and Net income by approximately $527 million and $342 million, respectively.

   In 2015, expectations of long-term lapse rates for certain Accumulator(R) products at certain durations and moneyness levels were lowered based on emerging experience. This update increased expected future claim costs and the fair value of the GMIB reinsurance contract asset. The impact of this assumption update in 2015 was an increase in the fair value of the GMIB reinsurance contract asset of $216 million, an increase in the fair value of the GMIBNLG liability of $101 million, an increase in the GMIB reserves of $53 million and a decrease in the amortization of DAC of $12 million. In 2015, this assumption update increased Income (loss) from operations, before income taxes and Net income by approximately $74 million and $48 million, respectively.

   In 2015, the Company launched a lump sum payment option to certain contract holders with GMIB and GWBL benefits at the time their AAV falls to zero. As a result, the Company updated its future reserve assumptions to incorporate the expectation that some policyholders will utilize this option. The impact of this assumption update in 2015 resulted in a decrease in the fair value of the GMIB reinsurance contract asset of $263 million, a decrease in the fair value of the GMIBNLG liability of $320 million and a decrease in the GMIB reserves of $47 million. In 2015, this assumption update increased Income (loss) from operations, before income taxes and Net income by approximately $103 million and $67 million, respectively.

   Restatement and Revision of Prior Period Financial Statements

   Management identified errors in its previously issued financial statements related primarily to the calculation of policyholders' benefit reserves and the calculation of DAC amortization for certain variable and interest sensitive life products. Based on quantitative and qualitative factors, management determined that the impact of the errors was material to the consolidated financial statements and financial statement schedules as of and for the year ended December 31, 2016, which therefore are restated herein and discussed below. The impact of these errors to the consolidated financial statements for the year ended December 31, 2015 was not considered to be material either individually or in the aggregate. In order to improve the consistency and comparability of the financial statements, management voluntarily revised the consolidated statements of income (loss), statements of comprehensive income (loss), statements of equity and statements of cash flows for the year ended December 31, 2015 to include the revisions discussed herein.

                                                            DECEMBER 31, 2016
                                              ----------------------------------------------
                                               AS PREVIOUSLY      IMPACT OF
                                                 REPORTED      ADJUSTMENTS/(1)/ AS RESTATED
                                              ---------------- ---------------  ------------
                                                              (IN MILLIONS)
ASSETS:
  Deferred policy acquisition costs.......... $          4,852 $           206  $      5,058
  Guaranteed minimum income benefit
   reinsurance asset, at fair value..........           10,316              (2)       10,314
                                                               ---------------
   Total assets..............................          204,352             204       204,556
                                                               ---------------
LIABILITIES:
  Future policyholders' benefits and other
   policyholders' liabilities................           28,939             (38)       28,901
  Current and deferred taxes.................            2,751              83         2,834
                                                               ---------------
   Total liabilities.........................          189,504              45       189,549
                                                               ---------------

                                                          DECEMBER 31, 2016
                                              ------------------------------------------
                                              AS PREVIOUSLY     IMPACT OF
                                                REPORTED     ADJUSTMENTS/(1)/ AS RESTATED
                                              -------------- ---------------  -----------
                                                            (IN MILLIONS)
EQUITY:
  Retained earnings.......................... $        6,005 $           145  $     6,150
  Accumulated other comprehensive income
   (loss)....................................              3              14           17
                                                             ---------------
  Total equity attributable to AXA Equitable.         11,349             159       11,508
                                                             ---------------
  Total equity...............................         14,445             159       14,604
                                                             ---------------
Total liabilities, redeemable controlling
  interest and equity........................ $      204,352 $           204  $   204,556
                                                             ===============

  /(1)/In the Form 8-K filed on December 21, 2017, the Company reported in
       Exhibit 99.1 to reflect a change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Form 8-K, the Company identified certain additional errors that were material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being restated, and thus these figures differ from what was reported in the Form 8-K.

                                                    AS PREVIOUSLY         IMPACT OF         AS        AS
                                                      REPORTED        ADJUSTMENTS /(1)/  RESTATED   REVISED
                                                --------------------  ----------------  ---------  ---------
                                                     YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                    DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                                --------------------  ----------------  --------------------
                                                   2016       2015      2016     2015      2016      2015
                                                ---------  ---------  -------  -------  ---------  ---------
                                                                        (IN MILLIONS)
STATEMENTS OF INCOME (LOSS):
  REVENUES:
   Premiums....................................       854        828       26       24        880        852
   Net derivative gains (losses)...............    (1,163)    (1,075)     (48)     (86)    (1,211)    (1,161)
                                                                      -------  -------
       Total revenues..........................     9,160      9,023      (22)     (62)     9,138      8,961
                                                                      -------  -------
  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits.....................     2,745      2,457       26       17      2,771      2,474
   Interest credited to policyholder's
     account balances..........................     1,079        973      (50)     (86)     1,029        887
   Amortization of deferred policy
     acquisition costs, net....................       287       (254)    (235)      11         52       (243)
                                                                      -------  -------
       Total benefits and other deductions.....     8,775      7,981     (259)     (58)     8,516      7,923
                                                                      -------  -------
  Income (loss) from operations, before
   income taxes................................       385      1,042      237       (4)       622      1,038
  Income tax (expense) benefit.................       168         23      (84)      (1)        84         22
                                                                      -------  -------
  Net income (loss)............................       553      1,065      153       (5)       706      1,060
                                                                      -------  -------
  Net income (loss) attributable to AXA
   Equitable................................... $      57  $     667  $   153  $    (5) $     210  $     662
                                                                      =======  =======
STATEMENTS OF COMPREHENSIVE INCOME (LOSS):
Net income (loss).............................. $     553  $   1,065  $   153  $    (5) $     706  $   1,060
Change in unrealized gains (losses), net of
  reclassification adjustment..................      (208)      (828)      14       (4)      (194)      (832)
                                                                      -------  -------
  Total other comprehensive income (loss),
   net of income taxes.........................      (229)      (857)      14       (4)      (215)      (861)
                                                                      -------  -------
Comprehensive income (loss)....................       324        208      167       (9)       491        199
                                                                      -------  -------
  Comprehensive income (loss) attributable
   to AXA Equitable............................ $    (155) $    (175) $   167  $    (9) $      12  $    (184)
                                                                      =======  =======

  /(1)/In the Form 8-K filed on December 21, 2017, the Company reported in
       Exhibit 99.1 to reflect a change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Form 8-K, the Company identified certain additional errors that were material to the previously disclosed financial information for the year ended
       December 31, 2016 that impact the pre-change in accounting principle financial information that is being restated and identified certain additional errors that were not material to the previously disclosed financial information for the year ended December 31, 2015, and thus these figures differ from what was reported in the Form 8-K.

                                                     AS PREVIOUSLY                                     AS         AS
                                                       REPORTED         IMPACT OF ADJUSTMENTS/(1)/  RESTATED    REVISED
                                                ----------------------  -------------------------  ---------   ---------
                                                YEAR ENDED DECEMBER 31,  YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,
                                                ----------------------- -------------------------  -----------------------
                                                    2016        2015        2016          2015        2016       2015
                                                -----------  ---------  ------------  -----------  ---------   ---------
                                                                             (IN MILLIONS)
STATEMENTS OF EQUITY:
  Retained earnings, beginning of year......... $     6,998  $   7,243  $         (8) $        (3) $   6,990   $   7,240
  Net income (loss) attributable to AXA
   Equitable...................................          57        667           153           (5)       210         662
                                                                        ------------  -----------
  Retained earnings, end of period.............       6,005      6,998           145           (8)     6,150       6,990
                                                                        ------------  -----------
  Accumulated other comprehensive income
   (loss), beginning of year...................         215        285            --            4        215         289
  Other comprehensive income (loss)............        (212)      (842)           14           (4)      (198)       (846)
                                                                        ------------  -----------
  Accumulated other comprehensive income
   (loss), end of year.........................           3        215            14           --         17         215
                                                                        ------------  -----------
   Total AXA Equitable's equity, end of
     period....................................      11,349     12,536           159           (8)    11,508      12,528
                                                                        ------------  -----------
     TOTAL EQUITY, END OF PERIOD............... $    14,445  $  15,595  $        159  $        (8) $  14,604   $  15,587
                                                                        ============  ===========
STATEMENTS OF CASH FLOWS:
  CASH FLOW FROM OPERATING ACTIVITIES:
   Net income (loss)........................... $       553  $   1,065  $        153  $        (5) $     706   $   1,060
   Interest credited to policyholders'
     account balances..........................       1,079        973           (50)         (86)     1,029         887
   Net derivative (gains) loss.................       1,163      1,075            48           86      1,211       1,161
   Changes in:
   Deferred policy acquisition costs...........         287       (254)         (235)          11         52        (243)
   Current and deferred income taxes...........        (826)        49            84            1       (742)         50
   Other.......................................        (161)       (92)           --           (7)      (161)        (99)
                                                                        ------------  -----------
Net cash provided by (used in) operating
  activities................................... $      (461) $    (324) $         --  $        --  $    (461)  $    (324)
                                                                        ============  ===========

  /(1)/In the Form 8-K filed on December 21, 2017, the Company reported in
       Exhibit 99.1 to reflect a change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Form 8-K, the Company identified certain additional errors that were material to the previously disclosed financial information as of and for the year ended December 31, 2016 that impact the pre-change in accounting principle financial information that is being restated and identified certain additional errors that were not material to the previously disclosed financial information as of and for the year ended December 31, 2015, and thus these figures differ from what was reported in the Form 8-K.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                            GROSS        GROSS
                                               AMORTIZED  UNREALIZED  UNREALIZED                 OTTI
                                                 COST       GAINS       LOSSES     FAIR VALUE IN AOCI/(3)/
                                              ----------- ---------- ------------- ---------- -----------
                                                                     (IN MILLIONS)
DECEMBER 31, 2017
-----------------
Fixed Maturity Securities:
  Public corporate........................... $    13,645  $     725 $          25 $   14,345  $       --
  Private corporate..........................       6,951        217            31      7,137          --
  U.S. Treasury, government and agency.......      12,644        676           185     13,135          --
  States and political subdivisions..........         414         67            --        481          --
  Foreign governments........................         387         27             5        409          --
  Commercial mortgage-backed.................          --         --            --         --          --
   Residential mortgage-backed/(1)/..........         236         15            --        251          --
   Asset-backed/(2)/.........................          93          3            --         96           2
  Redeemable preferred stock.................         461         44             1        504          --
                                              -----------  --------- ------------- ----------  ----------
     Total Fixed Maturities..................      34,831      1,774           247     36,358           2
Equity securities............................         157         --            --        157          --
                                              -----------  --------- ------------- ----------  ----------
Total at December 31, 2017................... $    34,988  $   1,774 $         247 $   36,515  $        2
                                              ===========  ========= ============= ==========  ==========

December 31, 2016:
------------------
Fixed Maturity Securities:
  Public corporate........................... $    12,418  $     675 $          81 $   13,012  $       --
  Private corporate..........................       6,880        215            55      7,040          --
  U.S. Treasury, government and agency.......      10,739        221           624     10,336          --
  States and political subdivisions..........         432         63             2        493          --
  Foreign governments........................         375         29            14        390          --
  Commercial mortgage-backed.................         415         28            72        371           7
   Residential mortgage-backed/(1)/..........         294         20            --        314          --
   Asset-backed/(2)/.........................          51         10             1         60           3
  Redeemable preferred stock.................         519         45            10        554          --
                                              -----------  --------- ------------- ----------  ----------
     Total Fixed Maturities..................      32,123      1,306           859     32,570          10
Equity securities............................         113         --            --        113          --
                                              -----------  --------- ------------- ----------  ----------
Total at December 31, 2016................... $    32,236  $   1,306 $         859 $   32,683  $       10
                                              ===========  ========= ============= ==========  ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
  /(3)/Amounts represent OTTI losses in AOCI, which were not included in income
       (loss) in accordance with current accounting guidance.

   The contractual maturities of AFS fixed maturities at December 31, 2017 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2017

                                               AMORTIZED
                                                 COST      FAIR VALUE
                                              ------------ ----------
                                                   (in millions)
Due in one year or less...................... $      1,339 $    1,352
Due in years two through five................        7,773      8,035
Due in years six through ten.................        9,889     10,136
Due after ten years..........................       15,040     15,984
                                              ------------ ----------
   Subtotal..................................       34,041     35,507
Commercial mortgage-backed securities........           --         --
Residential mortgage-backed securities.......          236        251
Asset-backed securities......................           93         96
Redeemable preferred stocks..................          461        504
                                              ------------ ----------
Total........................................ $     34,831 $   36,358
                                              ============ ==========

   The following table shows proceeds from sales, gross gains (losses) from sales and OTTI for AFS fixed maturities during 2017, 2016 and 2015:

                                                      DECEMBER 31,
                                              ----------------------------
                                                 2017       2016     2015
                                              ----------  --------  ------
                                                      (IN MILLIONS)
Proceeds from sales.......................... $    7,232  $  4,324  $  979
                                              ==========  ========  ======
Gross gains on sales......................... $       98  $    111  $   33
                                              ==========  ========  ======
Gross losses on sales........................ $     (211) $    (58) $   (8)
                                              ==========  ========  ======
Total OTTI................................... $      (13) $    (65) $  (41)
Non-credit losses recognized in OCI..........         --        --      --
                                              ----------  --------  ------
Credit losses recognized in net income (loss) $      (13) $    (65) $  (41)
                                              ==========  ========  ======

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts:

                  FIXED MATURITIES -- CREDIT LOSS IMPAIRMENTS

                                               2017   2016
                                              -----  -----
                                              (IN MILLIONS)
Balances at January 1,....................... $(190) $(198)
Previously recognized impairments on
  securities that matured, paid, prepaid or
  sold.......................................   193     73
Recognized impairments on securities
  impaired to fair value this period/(1)/....    --    (17)
Impairments recognized this period on
  securities not previously impaired.........   (13)   (46)
Additional impairments this period on
  securities previously impaired.............    --     (2)
Increases due to passage of time on
  previously recorded credit losses..........    --     --
Accretion of previously recognized
  impairments due to increases in expected
  cash flows.................................    --     --
                                              -----  -----
Balances at December 31,..................... $ (10) $(190)
                                              =====  =====

  /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                                 DECEMBER 31,
                                               ----------------
                                                 2017    2016
                                               -------- -------
                                                (IN MILLIONS)
AFS Securities:
  Fixed maturities:
   With OTTI loss............................. $      1 $    19
   All other..................................    1,526     428
  Equity securities...........................       --      --
                                               -------- -------
Net Unrealized Gains (Losses)................. $  1,527 $   447
                                               ======== =======

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net income (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                   AOCI GAIN
                                                                                                     (LOSS)
                                              NET UNREALIZED                         DEFERRED      RELATED TO
                                                   GAIN                               INCOME     NET UNREALIZED
                                               (LOSSES) ON           POLICYHOLDERS   TAX ASSET     INVESTMENT
                                               INVESTMENTS     DAC    LIABILITIES   (LIABILITY)  GAINS (LOSSES)
                                              --------------  -----  -------------  -----------  --------------
                                                                        (IN MILLIONS)
BALANCE, JANUARY 1, 2017                      $           19  $  (1)  $        (10)   $      (3)  $           5
Net investment gains (losses) arising during
  the period.................................            (18)    --             --           --             (18)
Reclassification adjustment for OTTI losses:
   Included in Net income (loss).............             --     --             --           --              --
   Excluded from Net income (loss)/(1)/......             --     --             --           --              --
Impact of net unrealized investment gains
  (losses) on:...............................
   DAC.......................................             --      2             --           --               2
   Deferred income taxes.....................             --     --             --           (2)             (2)
   Policyholders liabilities.................             --     --              9           --               9
                                              --------------  -----   ------------    ---------   -------------
BALANCE, DECEMBER 31, 2017................... $            1  $   1   $         (1)   $      (5)  $          (4)
                                              ==============  =====   ============    =========   =============

BALANCE, JANUARY 1, 2016..................... $           16  $  --   $         (4)   $      (5)  $           7
Net investment gains (losses) arising during
  the period.................................             (6)    --             --           --              (6)
Reclassification adjustment for OTTI losses:
   Included in Net income (loss).............              9     --             --           --               9
   Excluded from Net income (loss)/(1)/......             --     --             --           --              --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................             --     (1)            --           --              (1)
   Deferred income taxes.....................             --     --             --            2               2
   Policyholders liabilities.................             --     --             (6)          --              (6)
                                              --------------  -----   ------------    ---------   -------------
BALANCE, DECEMBER 31, 2016................... $           19  $  (1)  $        (10)   $      (3)  $           5
                                              ==============  =====   ============    =========   =============

  /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in income (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                   NET                                           AOCI GAIN (LOSS)
                                               UNREALIZED                            DEFERRED       RELATED TO
                                                  GAINS                               INCOME      NET UNREALIZED
                                               (LOSSES) ON           POLICYHOLDERS   TAX ASSET      INVESTMENT
                                               INVESTMENTS     DAC    LIABILITIES   (LIABILITY)   GAINS (LOSSES)
                                              -------------  ------  -------------  -----------  ----------------
                                                                         (IN MILLIONS)
BALANCE, JANUARY 1, 2017..................... $         428  $  (70)  $       (188)  $      (60)  $           110
Net investment gains (losses) arising during
  the period.................................         1,085      --             --           --             1,085
Reclassification adjustment for OTTI losses:
Included in Net income (loss)................            13      --             --           --                13
Excluded from Net income (loss)/(1)/.........            --      --             --           --                --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................            --    (245)            --           --              (245)
   Deferred income taxes.....................            --      --             --         (240)             (240)
   Policyholders liabilities.................            --      --            (44)          --               (44)
                                              -------------  ------   ------------   ----------   ---------------
BALANCE, DECEMBER 31, 2017................... $       1,526  $ (315)  $       (232)  $     (300)  $           679
                                              =============  ======   ============   ==========   ===============

BALANCE, JANUARY 1, 2016..................... $         674  $  (93)  $       (221)  $     (126)  $           234
Net investment gains (losses) arising during
  the period.................................          (240)     --             --           --              (240)
Reclassification adjustment for OTTI losses:
   Included in Net income (loss).............            (6)     --             --           --                (6)
   Excluded from Net income (loss)/(1)/......            --      --             --           --                --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................            --      23             --           --                23
   Deferred income taxes.....................            --      --             --           66                66
   Policyholders liabilities.................            --      --             33           --                33
                                              -------------  ------   ------------   ----------   ---------------
BALANCE, DECEMBER 31, 2016................... $         428  $  (70)  $       (188)  $      (60)  $           110
                                              =============  ======   ============   ==========   ===============

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in income (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 620 issues at December 31, 2017 and the 794 issues at December 31, 2016 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                               LESS THAN 12 MONTHS   12 MONTHS OR LONGER          TOTAL
                                              --------------------- --------------------- ---------------------
                                                           GROSS                 GROSS                 GROSS
                                                         UNREALIZED            UNREALIZED            UNREALIZED
                                              FAIR VALUE   LOSSES   FAIR VALUE   LOSSES   FAIR VALUE   LOSSES
                                              ---------- ---------- ---------- ---------- ---------- ----------
                                                                        (IN MILLIONS)
DECEMBER 31, 2017:
------------------
Fixed Maturity Securities:
  Public corporate...........................  $   1,384  $       9 $      548 $       16 $    1,932  $      25
  Private corporate..........................        718          8        615         23      1,333         31
  U.S. Treasury, government and agency.......      2,150          6      3,005        179      5,155        185
  States and political subdivisions..........         20         --         --         --         20         --
  Foreign governments........................         11         --         73          5         84          5
  Commercial mortgage- backed................         --         --         --         --         --         --
  Residential mortgage- backed...............         18         --         --         --         18         --
  Asset-backed...............................          7         --          2         --          9         --
  Redeemable preferred stock.................          7         --         12          1         19          1
                                               ---------  --------- ---------- ---------- ----------  ---------

Total........................................  $   4,315  $      23 $    4,255 $      224 $    8,570  $     247
                                               =========  ========= ========== ========== ==========  =========
December 31, 2016:
------------------
Fixed Maturity Securities:
  Public corporate...........................  $   2,455  $      75 $      113 $        6 $    2,568  $      81
  Private corporate..........................      1,483         38        277         17      1,760         55
  U.S. Treasury, government and agency.......      5,356        624         --         --      5,356        624
  States and political subdivisions..........         --         --         18          2         18          2
  Foreign governments........................         73          3         49         11        122         14
  Commercial mortgage- backed................         66          5        171         67        237         72
  Residential mortgage- backed...............         47         --          4         --         51         --
  Asset-backed...............................          4         --          8          1         12          1
  Redeemable preferred stock.................        218          9         12          1        230         10
                                               ---------  --------- ---------- ---------- ----------  ---------

Total........................................  $   9,702  $     754 $      652 $      105 $   10,354  $     859
                                               =========  ========= ========== ========== ==========  =========

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of the Company, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.8% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2017 and 2016 were $182 million and $169 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2017 and 2016, respectively, approximately $1,309 million and $1,574 million, or 3.8% and 4.9%, of the $34,831 million and $32,123 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $5 million and $28 million at December 31, 2017 and 2016, respectively. At December 31, 2017 and 2016, respectively, the $224 million and $105 million of gross unrealized losses of twelve months or more were concentrated in U.S. Treasury, corporate and commercial mortgage-backed securities. In accordance with the policy described in Note 2, the Company concluded that an adjustment to income for OTTI for these securities was not warranted at either December 31, 2017 or 2016. As of December 31, 2017, the Company did not intend to sell the securities nor will it likely be required to dispose of the securities before the anticipated recovery of their remaining amortized cost basis.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business.

   At December 31, 2017, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $3 million.

   At December 31, 2017 and 2016, respectively, the fair value of the Company's trading account securities was $12,628 million and $9,134 million. Also at December 31, 2017 and 2016, respectively, Trading account securities included the General Account's investment in Separate Accounts which had carrying values of $49 million and $63 million.

   MORTGAGE LOANS

   The payment terms of mortgage loans may from time to time be restructured or modified.

   Troubled Debt Restructuring

   The investment in troubled debt restructured mortgage loans, based on amortized cost, amounted to $0 million and $15 million at December 31, 2017 and 2016, respectively. Gross interest income on these loans included in net investment income (loss) totaled $0 million, $0 million and $1 million in 2017, 2016 and 2015, respectively.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2017, 2016 and 2015 are as follows:

                                              COMMERCIAL MORTGAGE LOANS
                                              -----------------------
                                              2017      2016      2015
                                              -----  ----------  -----
                                                   (IN MILLIONS)
ALLOWANCE FOR CREDIT LOSSES:
Beginning Balance, January 1,................ $   8  $        6  $  37
   Charge-offs...............................    --          --    (32)
   Recoveries................................    --          (2)    (1)
   Provision.................................    --           4      2
                                              -----  ----------  -----
Ending Balance, December 31,................. $   8  $        8  $   6
                                              =====  ==========  =====
   Individually Evaluated for Impairment..... $   8  $        8  $   6
                                              =====  ==========  =====

   There were no allowances for credit losses for agricultural mortgage loans in 2017, 2016 and 2015.

   The following tables provide information relating to the loan-to-value and debt service coverage ratios for commercial and agricultural mortgage loans at December 31, 2017 and 2016, respectively. The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2017

                                                       DEBT SERVICE COVERAGE RATIO/(1)/
                                              --------------------------------------------------
                                                                                          LESS    TOTAL
                                               GREATER  1.8X TO 1.5X TO 1.2X TO 1.0X TO   THAN   MORTGAGE
                                              THAN 2.0X  2.0X    1.8X    1.5X    1.2X     1.0X    LOANS
LOAN-TO-VALUE RATIO:/(2)/                     --------- ------- ------- ------- ------- -------- ---------
                                                                     (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/(1)/
0% - 50%.....................................  $    742  $   -- $   320 $    74  $   -- $     -- $   1,136
50% - 70%....................................     4,088     682   1,066     428     145       --     6,409
70% - 90%....................................       169     110     196     272      50       --       797
90% plus.....................................        --      --      27      --      --       --        27
                                               --------  ------ ------- -------  ------ -------- ---------

Total Commercial Mortgage Loans..............  $  4,999  $  792 $ 1,609 $   774  $  195 $     -- $   8,369
                                               ========  ====== ======= =======  ====== ======== =========
AGRICULTURAL MORTGAGE LOANS/(1)/
0% - 50%.....................................  $    272  $  149 $   275 $   515  $  316 $     30 $   1,557
50% - 70%....................................       111      46     227     359     221       49     1,013
70% - 90%....................................        --      --      --       4      --       --         4
90% plus.....................................        --      --      --      --      --       --        --
                                               --------  ------ ------- -------  ------ -------- ---------

Total Agricultural Mortgage Loans............  $    383  $  195 $   502 $   878  $  537 $     79 $   2,574
                                               ========  ====== ======= =======  ====== ======== =========
TOTAL MORTGAGE LOANS/(1)/
0% - 50%.....................................  $  1,014  $  149 $   595 $   589  $  316 $     30 $   2,693
50% - 70%....................................     4,199     728   1,293     787     366       49     7,422
70% - 90%....................................       169     110     196     276      50       --       801
90% plus.....................................        --      --      27      --      --       --        27
                                               --------  ------ ------- -------  ------ -------- ---------

Total Mortgage Loans.........................  $  5,382  $  987 $ 2,111 $ 1,652  $  732 $     79 $  10,943
                                               ========  ====== ======= =======  ====== ======== =========

  /(1)/The debt service coverage ratio is calculated using the most recently reported operating income results from property operations divided by annual debt service.
   /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

       Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
                               December 31, 2016

                                                      Debt Service Coverage Ratio/(1)/
                                              ------------------------------------------------
                                                                                         Less   Total
                                               Greater  1.8x to 1.5x to 1.2x to  1.0x to than  Mortgage
                                              than 2.0x  2.0x    1.8x    1.5x     1.2x   1.0x   Loans
Loan-to-Value Ratio:/(2)/                     --------- ------- ------- -------- ------- ----- --------
                                                                    (in millions)
Commercial Mortgage Loans/(1)/
0% - 50%.....................................  $    738  $   95  $   59 $     56  $   -- $  -- $    948
50% - 70%....................................     3,217     430     673    1,100      76    --    5,496
70% - 90%....................................       282      65     229      127      28    46      777
90% plus.....................................        --      --      28       15      --    --       43
                                               --------  ------  ------ --------  ------ ----- --------

Total Commercial Mortgage Loans..............  $  4,237  $  590  $  989 $  1,298  $  104 $  46 $  7,264
                                               ========  ======  ====== ========  ====== ===== ========

                                                       Debt Service Coverage Ratio/(1)/
                                              --------------------------------------------------
                                                                                           Less   Total
                                               Greater  1.8x to 1.5x to  1.2x to  1.0x to  than  Mortgage
                                              than 2.0x  2.0x    1.8x     1.5x     1.2x    1.0x   Loans
Loan-to-Value Ratio:/(2)/                     --------- ------- -------- -------- ------- ------ --------
                                                                     (in millions)
Agricultural Mortgage Loans/(1)/
0% - 50%.....................................  $    254  $  138 $    296 $    468  $  286 $   49 $  1,491
50% - 70%....................................       141      57      209      333     219     45    1,004
70% - 90%....................................        --      --        2        4      --     --        6
90% plus.....................................        --      --       --       --      --     --       --
                                               --------  ------ -------- --------  ------ ------ --------

Total Agricultural Mortgage Loans............  $    395  $  195 $    507 $    805  $  505 $   94 $  2,501
                                               ========  ====== ======== ========  ====== ====== ========

Total Mortgage Loans/(1)/
0% - 50%.....................................  $    992  $  233 $    355 $    524  $  286 $   49 $  2,439
50% - 70%....................................     3,358     487      882    1,433     295     45    6,500
70% - 90%....................................       282      65      231      131      28     46      783
90% plus.....................................        --      --       28       15      --     --       43
                                               --------  ------ -------- --------  ------ ------ --------

Total Mortgage Loans.........................  $  4,632  $  785 $  1,496 $  2,103  $  609 $  140 $  9,765
                                               ========  ====== ======== ========  ====== ====== ========

  /(1)/The debt service coverage ratio is calculated using the most recently reported operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2017 and 2016, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOAN

                                                                                                    RECORDED
                                                                                                   INVESTMENT
                                                                                  TOTAL     90 DAYS OR (GREATER THAN)
                               30-59 60-89      90 DAYS                         FINANCING              AND
                               DAYS  DAYS  OR (GREATER THAN) TOTAL   CURRENT   RECEIVABLES          ACCRUING
                               ----- ----- ----------------- ------ --------- ------------- -------------------------
                                                                   (IN MILLIONS)
DECEMBER 31, 2017:
------------------

  Commercial.................. $  27 $  --             $  -- $   27 $   8,342 $       8,369               $        --
  Agricultural................    49     3                22     74     2,500         2,574                        22
                               ----- -----             ----- ------ --------- -------------               -----------
TOTAL MORTGAGE LOANS.......... $  76 $   3             $  22 $  101 $  10,842 $      10,943               $        22
                               ===== =====             ===== ====== ========= =============               ===========

December 31, 2016:
------------------

  Commercial.................. $  -- $  --             $  -- $   -- $   7,264 $       7,264               $        --
  Agricultural................     9     2                 6     17     2,484         2,501                         6
                               ----- -----             ----- ------ --------- -------------               -----------
Total Mortgage Loans.......... $   9 $   2             $   6 $   17 $   9,748 $       9,765               $         6
                               ===== =====             ===== ====== ========= =============               ===========

   The following table provides information relating to impaired mortgage loans at December 31, 2017 and 2016, respectively.

                            IMPAIRED MORTGAGE LOANS

                                                          UNPAID                   AVERAGE        INTEREST
                                               RECORDED  PRINCIPAL    RELATED      RECORDED        INCOME
                                              INVESTMENT  BALANCE    ALLOWANCE  INVESTMENT/(1)/  RECOGNIZED
                                              ---------- ---------- ----------  --------------  ------------
                                                                      (IN MILLIONS)
DECEMBER 31, 2017:
------------------

With no related allowance recorded:
  Commercial mortgage loans -- other......... $       -- $       -- $       --      $       --  $         --
  Agricultural mortgage loans................         --         --         --              --            --
                                              ---------- ---------- ----------      ----------  ------------
TOTAL........................................ $       -- $       -- $       --      $       --  $         --
                                              ========== ========== ==========      ==========  ============
With related allowance recorded:
  Commercial mortgage loans -- other......... $       27 $       27 $       (8)     $       27  $          2
  Agricultural mortgage loans................         --         --         --              --            --
                                              ---------- ---------- ----------      ----------  ------------
TOTAL........................................ $       27 $       27 $       (8)     $       27  $          2
                                              ========== ========== ==========      ==========  ============

December 31, 2016:
------------------

With no related allowance recorded:
  Commercial mortgage loans -- other......... $       15 $       15 $       --      $       22  $         --
  Agricultural mortgage loans................         --         --         --              --            --
                                              ---------- ---------- ----------      ----------  ------------
Total........................................ $       15 $       15 $       --      $       22  $         --
                                              ========== ========== ==========      ==========  ============
With related allowance recorded:
  Commercial mortgage loans -- other......... $       27 $       27 $       (8)     $       48  $          2
  Agricultural mortgage loans................         --         --         --              --            --
                                              ---------- ---------- ----------      ----------  ------------
Total........................................ $       27 $       27 $       (8)     $       48  $          2
                                              ========== ========== ==========      ==========  ============

  /(1)/Represents a five-quarter average of recorded amortized cost.

   EQUITY METHOD INVESTMENTS

   Included in other equity investments are limited partnership interests accounted for under the equity method with a total carrying value of $1,106 million and $1,123 million, respectively, at December 31, 2017 and 2016. The Company's total equity in net income (loss) for these limited partnership interests was $156 million, $50 million and $67 million, respectively, for 2017, 2016 and 2015.

   DERIVATIVES AND OFFSETTING ASSETS AND LIABILITIES

   The Company uses derivatives as part of its overall asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a "Derivative Use Plan" approved by applicable states' insurance law. Derivatives are generally not accounted for using hedge accounting, with the exception of Treasury Inflation-Protected Securities ("TIPS"), which is discussed further below. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, fund performance, market volatility and interest rates. A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, bond and bond-index total return swaps, swaptions, variance swaps and equity options, credit and foreign exchange derivatives, as well as bond and repo transactions to support the hedging. The derivative contracts are collectively managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in capital markets.

   Derivatives utilized to hedge exposure to Variable Annuities with Guarantee Features

   The Company has issued and continues to offer variable annuity products with GMxB features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB, in the event of annuitization, being higher than what accumulated policyholders' account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with products that have a GMxB derivative features liability is that under-performance of the financial markets could result in the GMxB derivative features' benefits being higher than what accumulated policyholders' account balances would support.

   For GMxB features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual versus expected actuarial assumptions for mortality, lapse and surrender, withdrawal and policyholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMxB features that result from financial markets movements. A portion of exposure to realized equity volatility is hedged using equity options and variance swaps and a portion of exposure to credit risk is hedged using total return swaps on fixed income indices. Additionally, the Company is party to total return swaps for which the reference U.S. Treasury securities are contemporaneously purchased from the market and sold to the swap counterparty. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. The Company has also purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   The Company implemented an overlay hedge program to ensure a target asset level for all variable annuities at a CTE98 level under most scenarios, and at a CTE95 level in extreme scenarios.

   Derivatives utilized to hedge crediting rate exposure on SCS, SIO, MSO and IUL products/investment options

   The Company hedges crediting rates in the Structured Capital Strategies ("SCS") variable annuity, Structured Investment Option in the EQUI-VEST variable annuity series ("SIO"), Market Stabilizer Option ("MSO") in the variable life insurance products and Indexed Universal Life ("IUL") insurance products. These products permit the contract owner to participate in the performance of an index, ETF or commodity price movement up to a cap for a set period of time. They also contain a protection feature, in which the Company will absorb, up to a certain percentage, the loss of value in an index, ETF or commodity price, which varies by product segment.

   In order to support the returns associated with these features, the Company enters into derivative contracts whose payouts, in combination with fixed income investments, emulate those of the index, ETF or commodity price, subject to caps and buffers without any basis risk due to market exposures, thereby substantially reducing any exposure to market-related earnings volatility.

   Derivatives utilized for General Account Investment Portfolio

   The Company maintains a strategy in its General Account investment portfolio to replicate the credit exposure of fixed maturity securities otherwise permissible for investment under its investment guidelines through the sale of credit default swaps ("CDSs"). Under the terms of these swaps, the Company receives quarterly fixed premiums that, together with any initial amount paid or received at trade inception, replicate the credit spread otherwise currently obtainable by purchasing the referenced entity's bonds of similar maturity. These credit derivatives generally have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net investment income (loss). The Company manages its credit exposure taking into consideration both cash and derivatives based positions and selects the reference entities in its replicated credit exposures in a manner consistent with its selection of fixed maturities. In addition, the Company generally transacts the sale of CDSs in single name reference entities of investment grade credit quality and with counterparties subject to collateral posting requirements. If there is an event of default by the reference entity or other such credit event as defined under the terms of the swap contract, the Company is obligated to perform under the credit derivative and, at the counterparty's option, either pay the referenced amount of the contract less an auction-determined recovery amount or pay the referenced amount of the contract and receive in return the defaulted or similar security of the reference entity for recovery by sale at the contract settlement auction. To date, there have been no events of default or circumstances indicative of a deterioration in the credit quality of the named referenced entities to require or suggest that the Company will have to perform under these CDSs. The maximum potential amount of future payments the Company could be required to make under these credit derivatives is limited to the par value of the referenced securities which is the dollar or euro-equivalent of the derivative notional amount. The Standard North American CDS Contract ("SNAC") or Standard European Corporate Contract ("STEC") under which the Company executes these CDS sales transactions does not contain recourse provisions for recovery of amounts paid under the credit derivative.

   The Company purchased 30-year TIPS and other sovereign bonds, both inflation linked and non-inflation linked, as General Account investments and enters into asset or cross-currency basis swaps, to result in payment of the given bond's coupons and principal at maturity in the bond's specified currency to the swap counterparty in return for fixed dollar amounts. These swaps, when considered in combination with the bonds, together result in a net position that is intended to replicate a dollar-denominated fixed-coupon cash bond with a yield higher than a term-equivalent U.S. Treasury bond. At
   December 31, 2017 and 2016, respectively, the Company's unrealized gains (losses) related to this program were $86 million and $(97) million and reported in AOCI.

   The Company implemented a strategy to hedge a portion of the credit exposure in its General Account investment portfolio by buying protection through a swap. These are swaps on the "super senior tranche" of the investment grade CDX index. Under the terms of these swaps, the Company pays quarterly fixed premiums that, together with any initial amount paid or received at trade inception, serve as premiums paid to hedge the risk arising from multiple defaults of bonds referenced in the CDX index. These credit derivatives have terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net derivative gains (losses).

   In 2016, the Company implemented a program to mitigate its duration gap using total return swaps for which the reference U.S. Treasury securities are sold to the swap counterparty under arrangements economically similar to repurchase agreements. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. Under this program, the Company derecognized approximately $3,905 million of U.S. Treasury securities for which the Company received proceeds of approximately $3,905 million at inception of the total return swap contract. Under the terms of these swaps, the Company retains ongoing exposure to the total returns of the underlying U.S. Treasury securities in exchange for a financing cost. At December 31, 2017, the aggregate fair value of U.S. Treasury securities derecognized under this program was approximately
   $3,796 million. Reported in Other invested assets in the Company's balance sheet at December 31, 2017 is approximately $(23) million, representing the fair value of the total return swap contracts.

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts required to be accounted for as derivative instruments:

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2017

                                                             FAIR VALUE
                                                       -----------------------
                                                                               GAINS (LOSSES)
                                              NOTIONAL    ASSET     LIABILITY   REPORTED IN
                                               AMOUNT  DERIVATIVES DERIVATIVES INCOME (LOSS)
                                              -------- ----------- ----------- --------------
                                                               (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/(1)/
  Futures.................................... $  3,113  $        1 $         3 $         (670)
  Swaps......................................    4,655           3         126           (848)
  Options....................................   20,630       3,334       1,426          1,203
Interest rate contracts:/(1)/
  Floors.....................................       --          --          --             --
  Swaps......................................   19,032         320         191            655
  Futures....................................   11,032          --          --            125
  Swaptions..................................       --          --          --             --
Credit contracts:/(1)/
  Credit default swaps.......................    2,131          35           3             19
Other freestanding contracts:/(1)/
  Foreign currency contracts.................    1,423          19          10            (39)
  Margin.....................................       --          24          --             --
  Collateral.................................       --           4       1,855             --

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts/(4)/..............       --      10,488          --             69
GMxB derivative features' liability/(2,4)/...       --          --       4,164          1,494
SCS, SIO, MSO and IUL indexed features/(3,4)/       --          --       1,698         (1,118)
                                              --------  ---------- ----------- --------------
Balances, December 31, 2017.................. $ 62,016  $   14,228 $     9,476 $          890
                                              ========  ========== =========== ==============

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(3)/SCS and SIO indexed features are reported in Policyholders' account balances; MSO and IUL indexed features are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(4)/Reported in Net derivative gains (losses) in the consolidated statements of income (loss).

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2016

                                                              Fair Value
                                                        -----------------------
                                                                                Gains (Losses)
                                              Notional     Asset     Liability   Reported In
                                               Amount   Derivatives Derivatives Income (Loss)
                                              --------- ----------- ----------- --------------
                                                                (in millions)
Freestanding derivatives:
Equity contracts:/(1)/
  Futures.................................... $   5,086  $        1  $        1  $        (826)
  Swaps......................................     3,529          13          67           (290)
  Options....................................    11,465       2,114       1,154            727
Interest rate contracts:/(1)/
  Floors.....................................     1,500          11          --              4
  Swaps......................................    18,933         246       1,163           (224)
  Futures....................................     6,926          --          --             --
  Swaptions..................................        --          --          --             87
Credit contracts:/(1)/
  Credit default swaps.......................     2,757          20          15             15
Other freestanding contracts:/(1)/
  Foreign currency contracts.................       730          52           6             45
  Margin.....................................        --         113           6             --
  Collateral.................................        --         713         748             --
Embedded derivatives:
GMIB reinsurance contracts/(4)/..............        --      10,314          --           (261)
GMxB derivative features' liability/(2,4)/...        --          --       5,319            140
SCS, SIO, MSO and IUL indexed features/(3,4)/        --          --         887           (628)
                                              ---------  ----------  ----------  -------------
Balances, December 31, 2016.................. $  50,926  $   13,597  $    9,366  $      (1,211)
                                              =========  ==========  ==========  =============

   /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(3)/SCS and SIO indexed features are reported in Policyholders' account balances; MSO and IUL indexed features are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.
   /(4)/Reported in Net derivative gains (losses) in the consolidated statements of income (loss).

   For 2017, 2016 and 2015, respectively, Net derivative gain (losses) from derivatives included $(1,156) million, $(4) million and $474 million of realized gains (losses) on contracts closed during those periods and $1,601 million, $(458) million and $(555) million of unrealized gains (losses) on derivative positions at each respective year end.

   EQUITY-BASED AND TREASURY FUTURES CONTRACTS MARGIN

   All outstanding equity-based and treasury futures contracts at December 31, 2017 are exchange-traded and net settled daily in cash. At December 31, 2017, the Company had open exchange-traded futures positions on: (i) the S&P 500, Russell 2000 and Emerging Market indices, having initial margin requirements of $97 million, (ii) the 2-year, 5-year and 10-year U.S. Treasury Notes on U.S. Treasury bonds and ultra-long bonds, having initial margin requirements of $10 million and (iii) the Euro Stoxx, FTSE 100, Topix, ASX 200 and European, Australasia, and Far East ("EAFE") indices as well as corresponding currency futures on the Euro/U.S. dollar, Pound/U.S. dollar, Australian dollar/U.S. dollar, and Yen/U.S. dollar, having initial margin requirements of $13 million.

   CREDIT RISK

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. A derivative with positive fair value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed at the reporting date. Alternatively, a derivative contract with negative fair value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed at the reporting date. To reduce credit exposures in Over-the-Counter ("OTC") derivative transactions the Company generally enters into master agreements that provide for a netting of financial exposures with the counterparty and allow for collateral arrangements as further described below under "ISDA Master Agreements." The Company further controls and minimizes its counterparty exposure through a credit appraisal and approval process.

   ISDA MASTER AGREEMENTS

   NETTING PROVISIONS. The standardized ISDA Master Agreement under which the Company conducts its OTC derivative transactions includes provisions for payment netting. In the normal course of business activities, if there is more than one derivative transaction with a single counterparty, the Company will set-off the cash flows of those derivatives into a single amount to be exchanged in settlement of the resulting net payable or receivable with that counterparty. In the event of default, insolvency, or other similar event pre-defined under the ISDA Master Agreement that would result in termination of OTC derivatives transactions before their maturity, netting procedures would be applied to calculate a single net payable or receivable with the counterparty.

   COLLATERAL ARRANGEMENTS. The Company generally has executed a CSA under the ISDA Master Agreement, it maintains with each of its OTC derivative counterparties that requires both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities, U.S. government and government agency securities and investment grade corporate bonds. These CSAs are bilateral agreements that require collateral postings by the party "out-of-the-money" or in a net derivative liability position. Various thresholds for the amount and timing of collateralization of net liability positions are applicable. Consequently, the credit exposure of the Company's OTC derivative contracts is limited to the net positive estimated fair value of those contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to CSAs. Derivatives are recognized at fair value in the consolidated balance sheets and are reported either as assets in Other invested assets or as liabilities in Other liabilities, except for embedded insurance-related derivatives as described above and derivatives transacted with a related counterparty. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed.

   At December 31, 2017 and 2016, respectively, the Company held $1,855 million and $755 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents. The aggregate fair value of all collateralized derivative transactions that were in a liability position with trade counterparties as of December 31, 2017 and 2016, respectively, were $2 million and $700 million, for which the Company posted collateral of $3 million and $820 million at December 31, 2017 and 2016, respectively, in the normal operation of its collateral arrangements. Certain of the Company's ISDA Master Agreements contain contingent provisions that permit the counterparty to terminate the ISDA Master Agreement if the Company's credit rating falls below a specified threshold, however, the occurrence of such credit event would not impose additional collateral requirements.

   MARGIN

   Effective January 3, 2017, the CME amended its rulebook, resulting in the characterization of variation margin transfers as settlement payments, as opposed to adjustments to collateral. These amendments impacted the accounting treatment of the Company's centrally cleared derivatives for which the CME serves as the central clearing party. As of the effective date, the application of the amended rulebook reduced gross derivative assets by $18 million.

   Securities Repurchase and Reverse Repurchase Transactions

   Securities repurchase and reverse repurchase transactions are conducted by the Company under a standardized securities industry master agreement, amended to suit the specificities of each respective counterparty. These agreements generally provide detail as to the nature of the transaction, including provisions for payment netting, establish parameters concerning the ownership and custody of the collateral securities, including the right to substitute collateral during the term of the agreement, and provide for remedies in the event of default by either party. Amounts due to/from the same counterparty under these arrangements generally would be netted in the event of default and subject to rights of set-off in bankruptcy. The Company's securities repurchase and reverse repurchase agreements are accounted for as secured borrowing or lending arrangements, respectively and are reported in the consolidated balance sheets on a gross basis. The Company obtains or posts collateral generally in the form of cash and U.S. Treasury, corporate and government agency securities. The fair value of the securities to be repurchased or resold are monitored on a daily basis with additional collateral posted or obtained as necessary. Securities to be repurchased or resold are the same, or substantially the same, as those initially transacted under the arrangement. At December 31, 2017 and 2016, the balance outstanding under securities repurchase transactions was $1,887 million and $1,996 million, respectively. The Company utilized these repurchase and reverse repurchase agreements for asset liability and cash management purposes. For other instruments used for asset liability management purposes, see "Policyholders' Account Balances and Future Policy Benefits" included in Note 2.

   The following table presents information about the Company's offsetting of financial assets and liabilities and derivative instruments at December 31, 2017.

   OFFSETTING OF FINANCIAL ASSETS AND LIABILITIES AND DERIVATIVE INSTRUMENTS
                             AT DECEMBER 31, 2017

                                                             GROSS
                                                GROSS       AMOUNTS       NET AMOUNTS
                                               AMOUNTS   OFFSET IN THE  PRESENTED IN THE
                                              RECOGNIZED BALANCE SHEETS  BALANCE SHEETS
                                              ---------- -------------- ----------------
                                                             (IN MILLIONS)
ASSETS/(1)/
Derivatives:
Equity contracts............................. $    3,339 $        1,555 $          1,784
Interest rate contracts......................        320            191              129
Credit contracts.............................         35              3               32
Currency.....................................         19             10                9
Collateral...................................          3          1,855           (1,852)
Margin.......................................         24             --               24
                                              ---------- -------------- ----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................      3,740          3,614              126
                                              ---------- -------------- ----------------
  Total Derivatives..........................      3,740          3,614              126
Other financial instruments..................      2,995             --            2,995
                                              ---------- -------------- ----------------
  Other invested assets...................... $    6,735 $        3,614 $          3,121
                                              ========== ============== ================
  Total Derivatives, not subject to an ISDA
   Master Agreement.......................... $       -- $           -- $             --
Securities purchased under agreement to
  resell..................................... $       --             -- $             --
                                              ========== ============== ================

                                                             GROSS
                                                GROSS       AMOUNTS       NET AMOUNTS
                                               AMOUNTS   OFFSET IN THE  PRESENTED IN THE
                                              RECOGNIZED BALANCE SHEETS  BALANCE SHEETS
                                              ---------- -------------- ----------------
                                                             (IN MILLIONS)
LIABILITIES/(2)/
Derivatives:
Equity contracts............................. $    1,555 $        1,555 $             --
Interest rate contracts......................        191            191               --
Credit contracts.............................          3              3               --
Currency.....................................         10             10               --
Margin.......................................         --             --               --
Collateral...................................      1,855          1,855               --
                                              ---------- -------------- ----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................      3,614          3,614               --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         --             --               --
                                              ---------- -------------- ----------------
  Total Derivatives..........................      3,614          3,614               --
Other non-financial liabilities..............      2,663             --            2,663
                                              ---------- -------------- ----------------
  Other liabilities.......................... $    6,277 $        3,614 $          2,663
                                              ========== ============== ================
Securities sold under agreement to
  repurchase/(3)/............................ $    1,882 $           -- $          1,882
                                              ========== ============== ================

  /(1)/Excludes Investment Management and Research segment's derivative assets of consolidated VIEs/VOEs.
  /(2)/Excludes Investment Management and Research segment's derivative liabilities of consolidated VIEs/VOEs.
  /(3)/Excludes expense of $5 million in securities sold under agreement to repurchase.

   The following table presents information about the Company's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2017:

         COLLATERAL AMOUNTS OFFSET IN THE CONSOLIDATED BALANCE SHEETS
                             AT DECEMBER 31, 2017

                                                               COLLATERAL (RECEIVED)/HELD
                                                               --------------------------
                                               FAIR VALUE OF     FINANCIAL                     NET
                                                  ASSETS        INSTRUMENTS       CASH       AMOUNTS
                                              ---------------- -------------  -----------  ----------
                                                                   (IN MILLIONS)
ASSETS/(1)/
  Total Derivatives.......................... $          1,954 $          --  $    (1,828) $      126
Other financial instruments..................            2,995            --           --       2,995
                                              ---------------- -------------  -----------  ----------
  OTHER INVESTED ASSETS...................... $          4,949 $          --  $    (1,828) $    3,121
                                              ================ =============  ===========  ==========
Liabilities:/(2)/
Other Derivatives............................ $             -- $          --  $        --  $       --
Other financial liabilities..................            2,663            --           --       2,663
                                              ---------------- -------------  -----------  ----------
OTHER LIABILITIES............................            2,663            --           --       2,663
                                              ================ =============  ===========  ==========
SECURITIES SOLD UNDER AGREEMENT TO
  REPURCHASE/(3)/............................ $          1,882 $      (1,988) $       (21) $     (127)
                                              ---------------- -------------  -----------  ----------

  /(1)/Excludes Investment Management and Research segment's derivative assets of consolidated VIEs/VOEs.
  /(2)/Excludes Investment Management and Research segment's derivative liabilities of consolidated VIEs/VOEs.
  /(3)/Excludes expense of $5 million in securities sold under agreement to repurchase.

   The following table presents information about repurchase agreements accounted for as secured borrowings in the consolidated balance sheets at December 31, 2017:

           REPURCHASE AGREEMENT ACCOUNTED FOR AS SECURED BORROWINGS

                                                                   AT DECEMBER 31, 2017
                                              --------------------------------------------------------------
                                                     REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                              --------------------------------------------------------------
                                              OVERNIGHT AND  UP TO 30       30-90     GREATER THAN
                                               CONTINUOUS      DAYS         DAYS        90 DAYS      TOTAL
                                              ------------- ----------- ------------- ------------- --------
                                                                      (IN MILLIONS)
SECURITIES SOLD UNDER AGREEMENT
  TO REPURCHASE/(1)/
  U.S. Treasury and agency securities........ $          -- $     1,882 $          -- $          -- $  1,882
                                              ------------- ----------- ------------- ------------- --------
Total........................................ $          -- $     1,882 $          -- $          -- $  1,882
                                              ============= =========== ============= ============= ========

  /(1)/Excludes expense of $5 million in securities sold under agreement to repurchase.

   The following table presents information about the Company's offsetting of financial assets and liabilities and derivative instruments at December 31, 2016:

   Offsetting of Financial Assets and Liabilities and Derivative Instruments
                             At December 31, 2016

                                                              Gross
                                                Gross        Amounts        Net Amounts
                                               Amounts    Offset in the   Presented in the
                                              Recognized  Balance Sheets   Balance Sheets
                                              ---------- ---------------- ----------------
                                                              (in millions)
ASSETS/(1)/
Derivatives:
Equity contracts............................. $    2,128 $          1,221 $            907
Interest rate contracts......................        246            1,163             (917)
Credit contracts.............................         20               15                5
Currency.....................................         52                6               46
Margin.......................................        113                6              107
Collateral...................................        713              748              (35)
                                              ---------- ---------------- ----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................      3,272            3,159              113
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         11               --               11
                                              ---------- ---------------- ----------------
  Total Derivatives..........................      3,283            3,159              124
Other financial instruments..................      2,102               --            2,102
                                              ---------- ---------------- ----------------
  Other invested assets...................... $    5,385 $          3,159 $          2,226
                                              ========== ================ ================
Securities purchased under agreement to
  resell..................................... $       -- $             -- $             --
                                              ========== ================ ================

                                                              Gross
                                                Gross        Amounts        Net Amounts
                                               Amounts    Offset in the   Presented in the
                                              Recognized  Balance Sheets   Balance Sheets
                                              ---------- ---------------- ----------------
                                                              (in millions)
LIABILITIES/(2)/
Description
Derivatives:
Equity contracts............................. $    1,221 $          1,221 $             --
Interest rate contracts......................      1,163            1,163               --
Credit contracts.............................         15               15               --
Currency.....................................          6                6               --
Margin.......................................          6                6               --
Collateral...................................        748              748               --
                                              ---------- ---------------- ----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................      3,159            3,159               --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         --               --               --
                                              ---------- ---------------- ----------------
  Total Derivatives..........................      3,159            3,159               --
Other non-financial liabilities..............      2,108               --            2,108
                                              ---------- ---------------- ----------------
  Other liabilities.......................... $    5,267 $          3,159 $          2,108
                                              ========== ================ ================
Securities sold under agreement to
  repurchase/(3)/............................ $    1,992 $             -- $          1,992
                                              ========== ================ ================

   /(1)/Excludes Investment Management and Research segment's derivative assets of consolidated VIEs/VOEs.
  /(2)/Excludes Investment Management and Research segment's derivative liabilities of consolidated VIEs/VOEs.
  /(3)/Excludes expense of $4 million in securities sold under agreement to repurchase.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2016:

    Gross Collateral Amounts Not Offset in the Consolidated Balance Sheets
                             At December 31, 2016

                                                              Collateral (Received)/Held
                                                              --------------------------
                                               Fair Value of     Financial                    Net
                                                  Assets        Instruments      Cash       Amounts
                                              --------------- --------------  ----------  ------------
                                                                   (in millions)
ASSETS/(1)/
  Total Derivatives.......................... $            54 $           --  $       70  $        124
Other financial instruments..................           2,102             --          --         2,102
                                              --------------- --------------  ----------  ------------
  Other invested assets...................... $         2,156 $           --  $       70  $      2,226
                                              =============== ==============  ==========  ============
LIABILITIES/(2)/
                                              --------------- --------------  ----------  ------------
Securities sold under agreement to
  repurchase/(3)/............................ $         1,992 $       (1,986) $       (2) $          4
                                              =============== ==============  ==========  ============

  /(1)/Excludes Investment Management and Research segment's derivative assets of consolidated VIEs/VOEs.
  /(2)/Excludes Investment Management and Research segment's derivative liabilities of consolidated VIEs/VOEs.
  /(3)/Excludes expense of $4 million in securities sold under agreement to repurchase.

   The following table presents information about repurchase agreements accounted for as secured borrowings in the consolidated balance sheets at December 31, 2016.

         Repurchase Agreement Accounted for as Secured Borrowings/(1)/

                                                                 At December 31, 2016
                                              ----------------------------------------------------------
                                                   Remaining Contractual Maturity of the Agreements
                                              ----------------------------------------------------------
                                              Overnight and  Up to 30     30-90    Greater Than
                                               Continuous      days       days       90 days     Total
                                              ------------- ---------- ----------- ------------ --------
                                                                    (in millions)
Securities sold under agreement to repurchase
  U.S. Treasury and agency securities........   $        -- $    1,992 $        --  $        -- $  1,992
                                                ----------- ---------- -----------  ----------- --------
Total........................................   $        -- $    1,992 $        --  $        -- $  1,992
                                                =========== ========== ===========  =========== ========

  /(1)/Excludes expense of $4 million in securities sold under agreement to repurchase.

   NET INVESTMENT INCOME (LOSS)

   The following table breaks out Net investment income (loss) by asset category:

                                              TWELVE MONTHS ENDED DECEMBER 31
                                              -------------------------------
                                                 2017       2016       2015
                                              ---------  ---------  ---------
                                                       (IN MILLIONS)

Fixed maturities............................. $   1,365  $   1,418  $   1,420
Mortgage loans on real estate................       453        461        338
Real estate held for the production of income         2         --         --
Repurchase agreement.........................        --          1          1
Other equity investments.....................       188        170         84
Policy loans.................................       205        210        213
Trading securities...........................       381         80         17
Other investment income......................        54         44         40
                                              ---------  ---------  ---------
  Gross investment income (loss).............     2,648      2,384      2,113
Investment expenses..........................       (65)       (66)       (56)
                                              ---------  ---------  ---------
Net Investment Income (Loss)................. $   2,583  $   2,318  $   2,057
                                              =========  =========  =========

   Net unrealized and realized gains (losses) on trading account equity securities are included in Net investment income (loss) in the consolidated statements of income (loss). The table below shows a breakdown of Net investment income from trading account securities during the years ended 2017, 2016 and 2015:

             NET INVESTMENT INCOME (LOSS) FROM TRADING SECURITIES

                                                 TWELVE MONTHS ENDED DECEMBER 31,
                                              --------------------------------------
                                                  2017          2016         2015
                                              ------------  -----------  -----------
                                                           (IN MILLIONS)

Net investment gains (losses) recognized
  during the period on securities held at
  the end of the period...................... $        171  $       (19) $       (63)
Net investment gains (losses) recognized on
  securities sold during the period..........           (5)         (22)          20
                                              ------------  -----------  -----------
Unrealized and realized gains (losses) on
  trading securities.........................          166          (41)         (43)
Interest and dividend income from trading
  securities.................................          215          121           60
                                              ------------  -----------  -----------
Net investment income (loss) from trading
  securities................................. $        381  $        80  $        17
                                              ------------  -----------  -----------

   INVESTMENT GAINS (LOSSES), NET

   Investment gains (losses), net including changes in the valuation allowances and OTTI are as follows:

                                                  TWELVE MONTHS ENDED DECEMBER 31,
                                              ----------------------------------------
                                                   2017          2016         2015
                                              -------------  -----------  ------------
                                                            (IN MILLIONS)

Fixed maturities............................. $        (130) $        (3) $        (17)
Mortgage loans on real estate................             2           (2)           (1)
Other equity investments.....................             3           (2)           (5)
Other........................................            --           23             3
                                              -------------  -----------  ------------
Investment Gains (Losses), Net............... $        (125) $        16  $        (20)
                                              =============  ===========  ============

   For 2017, 2016 and 2015, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $3 million, $4 million and $4 million.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   Goodwill represents the excess of purchase price over the estimated fair value of identifiable net assets acquired in a business combination. The Company tests goodwill for recoverability each annual reporting period at December 31 and at interim periods if facts or circumstances are indicative of potential impairment. Effective January 1, 2017, the Company early adopted new goodwill guidance that eliminates Step 2 from the impairment model and continues to limit the measure of goodwill impairment to the carrying amount of the reporting unit's goodwill. There was no resulting impact on the carrying amount of the Company's goodwill from adoption of this new guidance.

   The carrying value of the Company's goodwill was $3,584 million and $3,584 million at December 31, 2017 and 2016, respectively, resulting from its investment in AB as well as direct strategic acquisitions of AB, including its purchase of Sanford C. Bernstein, Inc. For purpose of testing this goodwill for impairment, the Company applied a discounted cash flow valuation technique to measure the fair value of the reporting unit, sourcing the underlying cash flows and assumptions from AB's current business plan projections and adjusting the result to reflect the noncontrolling interest in AB as well as incremental taxes at the Company level as related to the form and structure of its investment in AB. At December 31, 2017 and 2016, the Company's annual testing resulted in no impairment of this goodwill as the fair value of the reporting unit exceeded its carrying amount at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill during the periods then ended.

   In the fourth quarter of 2017 and as further described in Note 18, BUSINESS SEGMENT INFORMATION, the Company recast its operating segments to align with the reorganization of its reporting structure, resulting in multiple operating segments for its previously defined Financial Advisory/Insurance segment and to which no goodwill was ascribed. Accordingly, all of the Company's goodwill was reassigned to the Company's Investment Management and Research segment, also deemed a reporting unit for purpose of assessing goodwill recoverability.

   The gross carrying amount of AB related intangible assets was $623 million and $625 million at December 31, 2017 and 2016, respectively and the accumulated amortization of these intangible assets was $498 million and $468 million at December 31, 2017 and 2016, respectively. Amortization expense related to the AB intangible assets totaled $31 million, $29 million and $28 million for 2017, 2016 and 2015, respectively. Estimated annual amortization expense for each of the next two years is approximately
   $30 million, then approximately $23 million in year three and $7 million in years four and five.

   At December 31, 2017 and 2016, respectively, net deferred sales commissions from AB totaled $30 million and $64 million and are included within other assets. Based on the December 31, 2017 net asset balance, the estimated amortization expense of deferred sales commissions for each of the next five years is $21 million, $6 million, $3 million, $0 million and $0 million. The Company tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions and expectations made with respect to future market levels and redemption rates. As of December 31, 2017 and 2016, the Company determined the deferred sales commission asset was not impaired.

   On September 23, 2016, AB acquired a 100% ownership interest in Ramius Alternative Solutions LLC ("RASL"), a global alternative investment management business that, as of the acquisition date, had approximately $2.5 billion in AUM. RASL offers a range of customized alternative investment and advisory solutions to a global institutional client base. On the acquisition date, AB made a cash payment of $21 million and recorded a contingent consideration payable of $12 million based on projected fee revenues over a five-year measurement period. Goodwill in the amount of $22 million and finite-lived intangible assets of $10 million related to investment management contracts also were recognized at the date of acquisition.

   On June 20, 2014, AB acquired an 82% ownership interest in CPH Capital Fondsmaeglerselskab A/S ("CPH"), a Danish asset management firm that managed approximately $3,000 million in global core equity assets for institutional investors, for a cash payment of $64 million and a contingent consideration payable of $9 million based on projected assets under management levels over a three-year measurement period. Also recognized on the date of acquisition were $58 million of goodwill, $24 million of finite-lived intangible assets related to separately-managed account relationships and $4 million of indefinite-lived intangible assets related to an acquired fund's investment contract. Redeemable noncontrolling interest of $17 million was recorded as related to the fair value of CPH purchased by AB. During 2016 and 2015, AB purchased additional shares of CPH, bringing its ownership interest to 90.0% as of December 31, 2016.

   The acquisitions described above did not have a significant impact on the Company's consolidated revenues or net income. As a result, supplemental pro forma information has not been provided. Additional information regarding the contingent payment obligations associated with these and other acquisitions made by AB is included in Note 7, FAIR VALUE DISCLOSURES.

   Capitalized Software

   Capitalized software, net of accumulated amortization, amounted to $162 million and $170 million at December 31, 2017 and 2016, respectively, and is recorded in other assets. Amortization of capitalized software in 2017, 2016 and 2015 was $47 million, $52 million and $55 million, respectively, recorded in other operating costs and expenses in the Consolidated Statements of Income (loss).

5) CLOSED BLOCK

   Summarized financial information for the Company's Closed Block is as follows:

                                                DECEMBER 31,
                                              -----------------
                                                2017     2016
                                              -------- --------
                                                (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders'
  account balances and other................. $  6,945 $  7,179
Policyholder dividend obligation.............       32       52
Other liabilities............................      271       43
                                              -------- --------
Total Closed Block liabilities...............    7,248    7,274
                                              -------- --------
ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at
  fair value (amortized cost of $3,923 and
  $3,884)....................................    4,070    4,025
Mortgage loans on real estate................    1,720    1,623
Policy loans.................................      781      839

                                                DECEMBER 31,
                                              -----------------
                                                2017     2016
                                              -------- --------
                                                (IN MILLIONS)
Cash and other invested assets............... $    351 $    444
Other assets.................................      219      213
                                              -------- --------
Total assets designated to the Closed Block..    7,141    7,144
                                              -------- --------
Excess of Closed Block liabilities over
  assets designated to the Closed Block......      107      130
Amounts included in accumulated other
  comprehensive income (loss):
  Net unrealized investment gains (losses),
   net of policyholder dividend obligation
   of $32 and $52............................      138      100
                                              -------- --------
Maximum Future Income To Be Recognized From
  Closed Block Assets and Liabilities........ $    245 $    230
                                              ======== ========

   The Company's Closed Block revenues and expenses follow:

                                               2017    2016    2015
                                              ------  ------  ------
                                                   (IN MILLIONS)
REVENUES:
Premiums and other income.................... $  224  $  212  $  236
Investment income (loss).....................    314     349     368
Net investment gains (losses)................    (20)     (1)      2
                                              ------  ------  ------
Total revenues...............................    518     560     606
                                              ------  ------  ------
BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends........    537     522     550
Other operating costs and expenses...........      2       4       4
                                              ------  ------  ------
Total benefits and other deductions..........    539     526     554
                                              ------  ------  ------
Net revenues, before income taxes............    (21)     34      52
Income tax (expense) benefit.................      6     (12)    (18)
                                              ------  ------  ------
Net Revenues (Losses)........................ $  (15) $   22  $   34
                                              ======  ======  ======

   A reconciliation of the Company's policyholder dividend obligation follows:

                                                 DECEMBER 31,
                                              ------------------
                                                2017      2016
                                              --------  --------
                                                 (IN MILLIONS)
Balances, beginning of year.................. $     52  $     81
Unrealized investment gains (losses).........      (20)      (29)
                                              --------  --------
Balances, End of year........................ $     32  $     52
                                              ========  ========

6) DAC AND POLICYHOLDER BONUS INTEREST CREDITS

   Changes in the deferred asset for policyholder bonus interest credits are as follows:

                                                     DECEMBER 31,
                                                ---------------------
                                                  2017       2016
                                                --------  -----------
                                                          AS RESTATED
                                                          -----------
                                                    (IN MILLIONS)
Balance, beginning of year..................... $    504     $    534
Policyholder bonus interest credits deferred...        6           13
Amortization charged to income.................      (37)         (43)
                                                --------     --------
Balance, End of Year........................... $    473     $    504
                                                ========     ========

   Changes in deferred acquisition costs at December 31, 2017 and 2016 were as follows:

                                                   DECEMBER 31,
                                              ---------------------
                                                2017       2016
                                              --------  -----------
                                                        AS RESTATED
                                                        -----------
                                                  (IN MILLIONS)
Balance, beginning of year................... $  5,058     $  5,088
Capitalization of commissions, sales and
  issue expenses.............................      578          594
Amortization.................................     (846)        (646)
Change in unrealized investment gains
  (losses)...................................     (243)          22
                                              --------     --------
Balance, End of Year......................... $  4,547     $  5,058
                                              ========     ========

7) FAIR VALUE DISCLOSURES

   Assets and liabilities measured at fair value on a recurring basis are summarized below. At December 31, 2017 and 2016, no assets were required to be measured at fair value on a non-recurring basis. Fair value measurements are required on a non-recurring basis for certain assets, including goodwill and mortgage loans on real estate, only when an OTTI or other event occurs. When such fair value measurements are recorded, they are classified and disclosed within the fair value hierarchy. The Company recognizes transfers between valuation levels at the beginning of the reporting period.

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2017

                                                 LEVEL 1    LEVEL 2   LEVEL 3     TOTAL
                                               ----------  --------- --------- ----------
                                                              (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Public Corporate........................... $       --  $  14,298 $      47 $   14,345
   Private Corporate..........................         --      6,045     1,092      7,137
   U.S. Treasury, government and agency.......         --     13,135        --     13,135
   States and political subdivisions..........         --        441        40        481
   Foreign governments........................         --        409        --        409
   Commercial mortgage-backed.................         --         --        --         --
   Residential mortgage-backed/(1)/...........         --        251        --        251
   Asset-backed/(2)/..........................         --         88         8         96
   Redeemable preferred stock.................        180        324        --        504
                                               ----------  --------- --------- ----------
     Subtotal.................................        180     34,991     1,187     36,358
                                               ----------  --------- --------- ----------
  Other equity investments....................         13         --         1         14
  Trading securities..........................        467     12,161        --     12,628
  Other invested assets:
   Short-term investments.....................         --        768        --        768
   Assets of consolidated VIEs/VOEs...........      1,060        215        27      1,302
   Swaps......................................         --         15        --         15
   Credit Default Swaps.......................         --         33        --         33
   Futures....................................         (2)        --        --         (2)
   Options....................................         --      1,907        --      1,907
   Floors.....................................         --         --        --         --
                                               ----------  --------- --------- ----------
     Subtotal.................................      1,058      2,938        27      4,023
                                               ----------  --------- --------- ----------
Cash equivalents..............................      2,360         --        --      2,360
Segregated securities.........................         --        825        --        825
GMIB reinsurance contracts asset..............         --         --    10,488     10,488
Separate Accounts' assets.....................    118,983      2,983       349    122,315
                                               ----------  --------- --------- ----------
   Total Assets............................... $  123,061  $  53,898 $  12,052 $  189,011
                                               ==========  ========= ========= ==========

                                              LEVEL 1 LEVEL 2  LEVEL 3   TOTAL
                                              ------- -------- -------- --------
                                                        (IN MILLIONS)
LIABILITIES
GMxB derivative features' liability..........  $   -- $     -- $  4,164 $  4,164
SCS, SIO, MSO and IUL indexed features'
  liability..................................      --    1,698       --    1,698
Liabilities of consolidated VIEs/VOEs........     670       22       --      692
Contingent payment arrangements..............      --       --       11       11
                                               ------ -------- -------- --------
   Total Liabilities.........................  $  670 $  1,720 $  4,175 $  6,565
                                               ====== ======== ======== ========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2016

                                                Level 1    Level 2    Level 3     Total
                                               ---------- ---------  --------- ----------
                                                              (in millions)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Public Corporate........................... $       -- $  12,984  $      28 $   13,012
   Private Corporate..........................         --     6,223        817      7,040
   U.S. Treasury, government and agency.......         --    10,336         --     10,336
   States and political subdivisions..........         --       451         42        493
   Foreign governments........................         --       390         --        390
   Commercial mortgage-backed.................         --        22        349        371
   Residential mortgage-backed/(1)/...........         --       314         --        314
   Asset-backed/(2)/..........................         --        36         24         60
   Redeemable preferred stock.................        218       335          1        554
                                               ---------- ---------  --------- ----------
     Subtotal.................................        218    31,091      1,261     32,570
                                               ---------- ---------  --------- ----------
  Other equity investments....................          3        --          5          8
  Trading securities..........................        478     8,656         --      9,134
  Other invested assets:
   Short-term investments.....................         --       574         --        574
   Assets of consolidated VIEs/VOEs...........        342       205         46        593
   Swaps......................................         --      (925)        --       (925)
   Credit Default Swaps.......................         --         5         --          5
   Futures....................................         --        --         --         --
   Options....................................         --       960         --        960
   Floors.....................................         --        11         --         11
                                               ---------- ---------  --------- ----------
     Subtotal.................................        342       830         46      1,218
                                               ---------- ---------  --------- ----------
Cash equivalents..............................      1,529        --         --      1,529
Segregated securities.........................         --       946         --        946
GMIB reinsurance contracts asset..............         --        --     10,314     10,314
Separate Accounts' assets.....................    108,085     2,818        313    111,216
                                               ---------- ---------  --------- ----------
   Total Assets............................... $  110,655 $  44,341  $  11,939 $  166,935
                                               ========== =========  ========= ==========
LIABILITIES
GMxB derivative features' liability........... $       -- $      --  $   5,319 $    5,319
SCS, SIO, MSO and IUL indexed features'
  liability...................................         --       887         --        887
Liabilities of consolidated VIEs/VOEs.........        248         2         --        250
Contingent payment arrangements...............         --        --         18         18
                                               ---------- ---------  --------- ----------
   Total Liabilities.......................... $      248 $     889  $   5,337 $    6,474
                                               ========== =========  ========= ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   At December 31, 2017 and 2016, respectively, the fair value of public fixed maturities is approximately $28,826 million and $24,918 million or approximately 16.2% and 16.0% of the Company's total assets measured at fair value on a recurring basis (excluding GMIB reinsurance contracts and segregated securities measured at fair value on a recurring basis). The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturity securities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the security in a manner agreed as more consistent with current market observations, the security remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2017 and 2016, respectively, the fair value of private fixed maturities is approximately $7,532 million and $7,652 million or approximately 4.2% and 4.9% of the Company's total assets measured at fair value on a recurring basis. The fair values of the Company's private fixed maturities are determined from prices obtained from independent valuation service providers. Prices not obtained from an independent valuation service provider are determined by using a discounted cash flow model or a market comparable company valuation technique. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model or a market comparable company valuation technique may also incorporate unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

   As disclosed in Note 3, at December 31, 2017 and 2016, respectively, the net fair value of freestanding derivative positions is approximately
   $1,953 million and $51 million or approximately 48.5% and 8.2% of Other invested assets measured at fair value on a recurring basis. The fair values of the Company's derivative positions are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves, including overnight index swap ("OIS") curves, and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the derivative instrument in a manner agreed as more consistent with current market observations, the position remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2017 and 2016, respectively, investments classified as Level 1 comprise approximately 69.2% and 71.1% of assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Account assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2017 and 2016, respectively, investments classified as Level 2 comprise approximately 29.9% and 27.9% of assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AB in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2017 and 2016, respectively, approximately $257 million and $340 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   The Company's SCS and EQUI-VEST variable annuity products, the IUL product, and in the MSO fund available in some life contracts offer investment options which permit the contract owner to participate in the performance of an index, ETF or commodity price. These investment options, which depending on the product and on the index selected can currently have 1, 3, 5, or 6 year terms, provide for participation in the performance of specified indices, ETF or commodity price movement up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g. holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices, ETF or commodity prices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are accounted for as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on data obtained from independent valuation service providers.

   At December 31, 2017 and 2016, respectively, investments classified as Level 3 comprise approximately 0.9% and 1.0% of assets measured at fair value on a recurring basis and primarily include commercial mortgage-backed securities ("CMBS") and corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2017 and 2016, respectively, were approximately $97 million and $111 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $8 million and $373 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2017 and 2016, respectively. The Company utilizes prices obtained from an independent valuation service vendor to measure fair value of CMBS securities.

   The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMIBNLG feature allows the policyholder to receive guaranteed minimum lifetime annuity payments based on predetermined annuity purchase rates applied to the contract's benefit base if and when the contract account value is depleted and the NLG feature is activated. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract's benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract's benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

   Level 3 also includes the GMIB reinsurance contract asset and liabilities which are accounted for as derivative contracts. The GMIB reinsurance contract asset and liabilities' fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while GMxB derivative features liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins and nonperformance risk, attributable to GMxB derivative features' liability over a range of market-consistent economic scenarios.

   The valuations of the GMIB reinsurance contract asset and GMxB derivative features liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity separate account funds. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GMxB derivative features liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve, adjusted for non-performance risk, is made to the resulting fair values of the GMIB reinsurance contract asset and liabilities to reflect change in the claims-paying ratings of counterparties and the Company an adjustment to the swap curve for non-performance risk to reflect the claims-paying rating of the Company. Equity and fixed income volatilities were modeled to reflect current market volatilities. Due to the unique, long duration of the GMIBNLG feature, adjustments were made to the equity volatilities to remove the illiquidity bias associated with the longer tenors and risk margins were applied to the non-capital markets inputs to the GMIBNLG valuations.

   After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $69 million and $139 million at December 31, 2017 and 2016, respectively, to recognize incremental counterparty nonperformance risk.

   Lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, which include other factors such as considering surrender charges. Generally, lapse rates are assumed to be lower in periods when a surrender charge applies. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. For valuing the embedded derivative, lapse rates vary throughout the period over which cash flows are projected.

   The Company's Level 3 liabilities include contingent payment arrangements associated with acquisitions in 2010, 2013 and 2014 by AB. At each reporting date, AB estimates the fair values of the contingent consideration expected to be paid based upon probability-weighted AUM and revenue projections, using unobservable market data inputs, which are included in Level 3 of the valuation hierarchy.

   As of December 31, 2017, the Company's consolidated VIEs/VOEs hold
   $2 million of investments that are classified as Level 3. They primarily consist of corporate bonds that are vendor priced with no ratings available, bank loans, non-agency collateralized mortgage obligations and asset-backed securities.

   In 2017, AFS fixed maturities with fair values of $6 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $7 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.1% of total equity at December 31, 2017.

   In 2016, AFS fixed maturities with fair values of $62 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $25 million were transferred from Level 2 into the Level 3 classification. During 2016, one of AB's private securities went public and, due to a trading restriction period, $56 million was transferred from a Level 3 to a Level 2 classification. These transfers in the aggregate represent approximately 0.9% of total equity at December 31, 2016.

   In 2015, AFS fixed maturities with fair values of $125 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $99 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 1.3% of total equity at December 31, 2015.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2017, 2016 and 2015 respectively:

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                             STATE AND              COMMERCIAL    RESIDENTIAL
                                                             POLITICAL    FOREIGN   MORTGAGE-      MORTGAGE-   ASSET-
                                                CORPORATE  SUB-DIVISIONS   GOVTS      BACKED        BACKED     BACKED
                                                ---------  -------------  -------- ------------  ------------- ------
                                                                            (IN MILLIONS)
BALANCE, JANUARY 1, 2017....................... $     845  $          42  $     -- $        349  $          --  $  24
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............         5             --        --           (2)            --     --
     Investment gains (losses), net............         2             --        --          (63)            --     15
                                                ---------  -------------  -------- ------------  -------------  -----
  Subtotal.....................................         7             --        --          (65)            --     15
                                                ---------  -------------  -------- ------------  -------------  -----
Other comprehensive income (loss)..............         4             (1)       --           45             --     (9)
Purchases......................................       612             --        --           --             --     --
Sales..........................................      (331)            (1)       --         (329)            --    (21)
Transfers into Level 3/(1)/....................         7             --        --           --             --     --
Transfers out of Level 3/(1)/..................        (5)            --        --           --             --     (1)
                                                ---------  -------------  -------- ------------  -------------  -----
BALANCE, DECEMBER 31, 2017..................... $   1,139  $          40  $     -- $         --  $          --  $   8
                                                =========  =============  ======== ============  =============  =====

                                                             STATE AND              COMMERCIAL  RESIDENTIAL
                                                             POLITICAL     FOREIGN  MORTGAGE-    MORTGAGE-   ASSET-
                                                CORPORATE  SUB-DIVISIONS    GOVTS     BACKED      BACKED     BACKED
                                                ---------  -------------  --------  ----------  ----------- -------
                                                                           (IN MILLIONS)

BALANCE, JANUARY 1, 2016.......................   $   420    $        45  $      1     $   503        $  -- $    40
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............        --             --        --          --           --      --
     Investment gains (losses), net............         1             --        --         (67)          --      --
                                                  -------    -----------  --------     -------        ----- -------
  Subtotal.....................................         1             --        --         (67)          --      --
                                                  -------    -----------  --------     -------        ----- -------
Other comprehensive income (loss)..............         7             (2)       --          14           --       1
Purchases......................................       572             --        --          --           --      --
Sales..........................................      (142)            (1)       --         (87)          --      (8)
Transfers into Level 3/(1)/....................        25             --        --          --           --      --
Transfers out of Level 3/(1)/..................       (38)            --        (1)        (14)          --      (9)
                                                  -------    -----------  --------     -------        ----- -------
BALANCE, DECEMBER 31, 2016.....................   $   845    $        42  $     --     $   349        $  -- $    24
                                                  =======    ===========  ========     =======        ===== =======

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                             STATE AND             COMMERCIAL  RESIDENTIAL
                                                             POLITICAL    FOREIGN  MORTGAGE-    MORTGAGE-    ASSET-
                                                CORPORATE  SUB-DIVISIONS   GOVTS     BACKED      BACKED      BACKED
                                                ---------  -------------  -------- ----------  -----------  -------
                                                                           (IN MILLIONS)
BALANCE, JANUARY 1, 2015.......................   $   380    $        47  $     --   $    715      $     2  $    53
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............         3             --        --          1           --       --
     Investment gains (losses), net............         2             --        --        (38)          --       --
                                                  -------    -----------  --------   --------      -------  -------
  Subtotal.....................................         5             --        --        (37)          --       --
                                                  -------    -----------  --------   --------      -------  -------
Other comprehensive income (loss)..............       (25)            (1)       --         64           --       (4)
Purchases......................................        60             --         1         --           --       --
Sales..........................................       (38)            (1)       --       (175)          (2)      (9)
Transfers into Level 3/(1)/....................        99             --        --         --           --       --
Transfers out of Level 3/(1)/..................       (61)            --        --        (64)          --       --
                                                  -------    -----------  --------   --------      -------  -------
BALANCE, DECEMBER 31, 2015.....................   $   420    $        45  $      1   $    503      $    --  $    40
                                                  =======    ===========  ========   ========      =======  =======

                                                 REDEEM                                                  GMXB
                                                  ABLE           OTHER           GMIB      SEPARATE   DERIVATIVE  CONTINGENT
                                                PREFERRED       EQUITY        REINSURANCE  ACCOUNTS   FEATURES'     PAYMENT
                                                  STOCK     INVESTMENTS/(2)/     ASSET      ASSETS    LIABILITY   ARRANGEMENT
                                                ---------  -----------------  -----------  --------  -----------  -----------
                                                                                (IN MILLIONS)
BALANCE, JANUARY 1, 2017....................... $       1  $              51  $    10,314  $    313  $    (5,319)          18
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............        --                 --           --        --           --           --
     Investment gains (losses), net............        --                 --           --        29           --           --
     Net derivative gains (losses).............        --                 --           69        --        1,494           --
                                                ---------  -----------------  -----------  --------  -----------  -----------
  Subtotal.....................................        --                 --           69        29        1,494           --
                                                ---------  -----------------  -----------  --------  -----------  -----------
Other comprehensive income (loss)..............        (1)                (4)          --        --           --           --
Purchases/(2)/.................................        --                  6          221        13         (344)          --
Sales/(3)/.....................................        --                 (3)        (116)       (2)           5           --
Settlements/(4)/...............................        --                 --           --        (4)          --           (7)
Activities related to VIEs/VOEs................        --                (22)          --        --           --           --
Transfers into Level 3/(1)/....................        --                 --           --        --           --           --
Transfers out of Level 3/(1)/..................        --                 --           --        --           --           --
                                                ---------  -----------------  -----------  --------  -----------  -----------
BALANCE, DECEMBER 31, 2017..................... $      --  $              28  $    10,488  $    349  $    (4,164) $        11
                                                =========  =================  ===========  ========  ===========  ===========

BALANCE, JANUARY 1, 2016....................... $      --  $              49  $    10,582  $    313  $    (5,146)          31
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............        --                 --           --        --           --           --
     Investment gains (losses), net............        --                 --           --        19           --           --
     Net derivative gains (losses).............        --                 --         (261)       --          140           --
                                                ---------  -----------------  -----------  --------  -----------  -----------
  Subtotal.....................................        --                 --         (261)       19          140           --
                                                ---------  -----------------  -----------  --------  -----------  -----------
Other comprehensive income (loss)..............        --                 (2)          --        --           --
Purchases/(2)/.................................         1                 --          223        10         (317)          11
Sales/(3)/.....................................        --                 --         (230)       --            4           --
Settlements/(4)/...............................        --                 --           --        (7)          --          (24)
Activities related to VIEs/VOEs................        --                 60           --        --           --           --
Transfers into Level 3/(1)/....................        --                 --           --         1           --           --
Transfers out of Level 3/(1)/..................        --                (56)          --       (23)          --           --
                                                ---------  -----------------  -----------  --------  -----------  -----------
BALANCE, DECEMBER 31, 2016..................... $       1  $              51  $    10,314  $    313  $    (5,319) $        18
                                                =========  =================  ===========  ========  ===========  ===========

                                                                                                       GMxB
                                                Redeemable       Other          GMIB      Separate  derivative  Contingent
                                                Preferred       Equity       Reinsurance  Accounts  features'     Payment
                                                  Stock     Investments/(2)/    Asset      Assets   liability   Arrangement
                                                ----------- ---------------  -----------  --------  ----------  -----------
                                                                               (IN MILLIONS)
BALANCE, JANUARY 1, 2015....................... $        -- $            61  $    10,723  $    260  $   (4,130) $        42
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............          --              --           --        --          --           --
     Investment gains (losses), net............          --               5           --        36          --           --
     Net derivative gains (losses).............          --              --         (316)       --        (743)          --
                                                ----------- ---------------  -----------  --------  ----------  -----------
       Subtotal................................          --               5         (316)       36        (743)          --
                                                ----------- ---------------  -----------  --------  ----------  -----------
Other comprehensive income (loss)..............          --               2           --        --          --           --
Purchases/(2)/.................................          --               1          228        26        (274)          --
Sales/(3)/.....................................          --             (20)         (53)       (2)          1          (11)
Settlements/(4)/...............................          --              --           --        (5)         --           --
Transfers into Level 3/(1)/....................          --              --           --        --          --           --
Transfers out of Level 3/(1)/..................          --              --           --        (2)         --           --
                                                ----------- ---------------  -----------  --------  ----------  -----------
BALANCE, DECEMBER 31, 2015..................... $        -- $            49  $    10,582  $    313  $   (5,146) $        31
                                                =========== ===============  ===========  ========  ==========  ===========

  /(1)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.
  /(2)/For the GMIB reinsurance contract asset, and GMxB derivative features'
       liability, represents attributed fee.
  /(3)/For the GMIB reinsurance contract asset, represents recoveries from reinsurers and for GMxB derivative features liability represents benefits paid.
  /(4)/For contingent payment arrangements, it represents payments under the arrangement.

   The table below details changes in unrealized gains (losses) for 2017 and 2016 by category for Level 3 assets and liabilities still held at December 31, 2017 and 2016, respectively:

                                                              INCOME (LOSS)
                                                ----------------------------------------
                                                                   NET
                                                 INVESTMENT     DERIVATIVE
                                                    GAINS         GAINS
                                                (LOSSES), NET    (LOSSES)        OCI
                                                -------------- ------------- -----------
                                                              (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2017
STILL HELD AT DECEMBER 31, 2017
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate................................. $           -- $          -- $         4
     State and political subdivisions..........             --            --          --
     Commercial mortgage-backed................             --            --          45
     Asset-backed..............................             --            --          (9)
                                                -------------- ------------- -----------
       Subtotal................................ $           -- $          -- $        40
                                                -------------- ------------- -----------
   GMIB reinsurance contracts..................             --            69          --
   Separate Accounts' assets/(1)/..............             29            --          --
   GMxB derivative features' liability.........             --         1,494          --
                                                -------------- ------------- -----------
       Total................................... $           29 $       1,563 $        40
                                                ============== ============= ===========

                                                                Income (Loss)
                                                --------------------------------------------
                                                 Investment         Net
                                                    Gains     Derivative Gains
                                                (Losses), Net     (losses)           OCI
                                                ------------- ----------------  ------------
                                                                (in millions)

Level 3 Instruments
Full Year 2016
Still Held at December 31, 2016
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate.................................  $         --   $           --  $         11
     State and political subdivisions..........            --               --            (1)
     Commercial mortgage-backed................            --               --             9
     Asset-backed..............................            --               --             1
                                                 ------------   --------------  ------------
       Subtotal................................  $         --   $           --  $         20
                                                 ------------   --------------  ------------
     GMIB reinsurance contracts................            --             (262)           --
     Separate Accounts' assets/(1)/............            20               --            --
     GMxB derivative features' liability.......            --              140            --
                                                 ------------   --------------  ------------
       Total...................................  $         20   $         (122) $         20
                                                 ============   ==============  ============

  /(1)/There is an investment expense that offsets this investment gain (loss).

   The following table discloses quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2017 and 2016, respectively.

        QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
                               DECEMBER 31, 2017

                                FAIR         VALUATION              SIGNIFICANT                      WEIGHTED
                                VALUE        TECHNIQUE           UNOBSERVABLE INPUT        RANGE     AVERAGE
                               ------- ---------------------- ------------------------- ------------ --------
ASSETS:                                                    (IN MILLIONS)
Investments:
  Fixed maturities,
   available-for-sale:
   Corporate.................. $    53 Matrix pricing model             Spread over the
                                                                      industry-specific
                                                                  benchmark yield curve 0 - 565 BPS  125 BPS

                                   789 Market comparable               EBITDA multiples 5.3X - 27.9X  12.9X
                                       companies                          Discount rate 7.2% - 17.0%  11.1%
                                                                    Cash flow Multiples 9.0X - 17.7X  13.1X
-------------------------------------------------------------------------------------------------------------

Separate Accounts' assets.....     326 Third party appraisal        Capitalization rate     4.6%
                                                               Exit capitalization rate     5.6%
                                                                          Discount rate     6.6%

                                     1 Discounted cash flow            Spread over U.S.
                                                                         Treasury curve   243 BPS
                                                                        Discount factor     4.4%
-------------------------------------------------------------------------------------------------------------

GMIB reinsurance contract       10,488 Discounted cash flow                 Lapse Rates 1.0% - 6.3%
  asset.......................                                         Withdrawal rates 0.0% - 8.0%
                                                                 GMIB Utilization Rates 0.0% - 16.0%
                                                                   Non-performance risk 5BPS - 10BPS
                                                              Volatility rates - Equity 9.9% - 30.9%
-------------------------------------------------------------------------------------------------------------

                               FAIR        VALUATION              SIGNIFICANT                          WEIGHTED
                               VALUE       TECHNIQUE           UNOBSERVABLE INPUT          RANGE       AVERAGE
                               ------ --------------------- ------------------------- ---------------- --------
                                                                (IN MILLIONS)

LIABILITIES:
GMIBNLG....................... $4,056 Discounted cash flow            Non-performance
                                                                      riskLapse Rates       1.0%
                                                                     Withdrawal Rates   0.8% - 26.2%
                                                                Utilization Rates NLG   0.0% - 12.4%
                                                                     Forfeiture Rates   0.0% - 16.0%
                                                                     Long-term equity   0.55% - 2.1%
                                                                           Volatility      20.0%
---------------------------------------------------------------------------------------------------------------
GWBL/GMWB.....................    130 Discounted cash flow      Lapse RatesWithdrawal   0.9% - 5.7%
                                                              Rates Utilization Rates   0.0% - 7.0%
                                                            Volatility rates - Equity 100% AFTER DELAY
                                                                                        9.9% - 30.9%
---------------------------------------------------------------------------------------------------------------
GIB...........................   (27) Discounted cash flow      Lapse RatesWithdrawal   0.9% - 5.7%
                                                              Rates Utilization Rates   0.0% - 7.0%
                                                            Volatility rates - Equity   0.0% - 16.0%
                                                                                        9.9% - 30.9%
---------------------------------------------------------------------------------------------------------------
GMAB..........................      5 Discounted cash flow      Lapse RatesVolatility   0.5% - 11.0%
                                                                       rates - Equity   9.9% - 30.9%
---------------------------------------------------------------------------------------------------------------

        Quantitative Information about Level 3 Fair Value Measurements
                               December 31, 2016

                                Fair         Valuation                  Significant                               Weighted
                                Value        Technique               Unobservable Input               Range       Average
                               ------- ---------------------- --------------------------------- ----------------- --------
Assets:                                                           (in millions)
Investments:
Fixed maturities,
  available-for-sale:
   Corporate.................. $    55 Matrix pricing model
                                                              Spread over the industry-specific
                                                                          benchmark yield curve  0 bps - 565 bps  151 bps

                                   636 Market comparable               EBITDA multiplesDiscount   4.3x - 25.6x     11.7x
                                         companies                     rate Cash flow Multiples   7.0% - 17.8%     11.4%
                                                                                                  14.0x - 16.5x    15.6x
--------------------------------------------------------------------------------------------------------------------------

   Asset-backed...............       2 Matrix pricing model                    Spread over U.S.
                                                                                 Treasury curve 25 bps - 687 bps  38 bps
--------------------------------------------------------------------------------------------------------------------------

Separate Accounts' assets.....     295 Third party appraisal                Capitalization rate       4.8%
                                                                       Exit capitalization rate       5.7%
                                                                                  Discount rate       6.6%

                                     3 Discounted cash flow                    Spread over U.S.
                                                                                 Treasury curve
                                                                         Gross domestic product
                                                                                           rate 273 bps - 512 bps 283 bps
                                                                                Discount factor    1.1% - 7.0%     4.3%
--------------------------------------------------------------------------------------------------------------------------

GMIB reinsurance contract       10,314 Discounted cash flow                         Lapse Rates    1.5% - 5.7%
  asset.......................                                                 Withdrawal rates    0.0% - 8.0%
                                                                         GMIB Utilization Rates   0.0% - 16.0%
                                                                           Non-performance risk  5 bps - 17 bps
                                                                      Volatility rates - Equity   11.0% - 38.0%
--------------------------------------------------------------------------------------------------------------------------
Liabilities:
GMIBNLG.......................   5,155 Discounted cash flow                     Non-performance
                                                                                riskLapse Rates       1.1%
                                                                               Withdrawal Rates   1.2% - 26.2%
                                                                          Utilization Rates NLG   0.0% - 11.5%
                                                                               Forfeiture Rates   0.0% - 16.0%
                                                                               Long-term equity   0.55% - 2.1%
                                                                                     Volatility       20.0%
--------------------------------------------------------------------------------------------------------------------------

                               Fair       Valuation              Significant                          Weighted
                               Value      Technique           Unobservable Input          Range       Average
                               ----- --------------------- ------------------------- ---------------- --------
                                                                (in millions)
GWBL/GMWB..................... $114  Discounted cash flow      Lapse RatesWithdrawal   1.0% - 5.7%
                                                             Rates Utilization Rates   0.0% - 7.0%
                                                           Volatility rates - Equity 100% after delay
                                                                                       9.0% - 35.0%
--------------------------------------------------------------------------------------------------------------
GIB...........................   30  Discounted cash flow                 Withdrawal   1.0% - 5.7%
                                                              RatesUtilization Rates   0.0% - 8.0%
                                                           Volatility rates - Equity 100% after delay
                                                                                       9.0% - 35.0%
--------------------------------------------------------------------------------------------------------------
GMAB..........................   20  Discounted cash flow      Lapse RatesVolatility   1.0% - 11.0%
                                                                      rates - Equity   9.0% - 35.0%
--------------------------------------------------------------------------------------------------------------

   Excluded from the tables above at December 31, 2017 and 2016, respectively, are approximately $370 million and $594 million Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not readily available. The fair value measurements of these Level 3 investments comprise approximately 24.0% and 37.5% of total assets classified as Level 3 and represent only 0.2% and 0.4% of total assets measured at fair value on a recurring basis at December 31, 2017 and 2016, respectively. These investments primarily consist of certain privately placed debt securities with limited trading activity, including commercial mortgage, residential mortgage and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company's reporting significantly higher or lower fair value measurements for these Level 3 investments.

   Included in the tables above at December 31, 2017 and 2016, respectively, are approximately $842 million and $691 million fair value of privately placed, available-for-sale corporate debt securities classified as Level 3. The fair value of private placement securities is determined by application of a matrix pricing model or a market comparable company value technique, representing approximately 73.9% and 81.8% of the total fair value of Level 3 securities in the corporate fixed maturities asset class. The significant unobservable input to the matrix pricing model valuation technique is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities. The significant unobservable input to the market comparable company valuation technique is the discount rate. Generally, a significant increase (decrease) in the discount rate would result in significantly lower (higher) fair value measurements of these securities.

   Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the tables above at December 31, 2017 and 2016, there were no Level 3 securities that were determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit tenant loans, and equipment financings. Included in the tables above at December 31, 2017 and 2016, are approximately 4.5% and 8.3%, respectively, of the total fair value of these Level 3 securities that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would result in significantly lower (higher) fair value measurements.

   Included in other equity investments classified as Level 3 are reporting entities' venture capital securities in the Technology, Media and Telecommunications industries. The fair value measurements of these securities include significant unobservable inputs including an enterprise value to revenue multiples and a discount rate to account for liquidity and various risk factors. Significant increases (decreases) in the enterprise value to revenue multiple inputs in isolation would result in a significantly higher (lower) fair value measurement. Significant increases (decreases) in the discount rate would result in a significantly lower (higher) fair value measurement.

   Separate Accounts assets classified as Level 3 in the table at December 31, 2017 and 2016, primarily consist of a private real estate fund with a fair value of approximately $326 million and $295 million, a private equity investment with a fair value of approximately $0 million and $1 million and mortgage loans with fair value of approximately $1 million and $2 million, respectively. A third party appraisal valuation technique is used to measure the fair value of the private real estate investment fund, including consideration of observable replacement cost and sales comparisons for the underlying commercial properties, as well as the results from applying a discounted cash flow approach. Significant increase (decrease) in isolation in the capitalization rate and exit capitalization rate assumptions used in the discounted cash flow approach to the appraisal value would result in a higher (lower) measure of fair value. A discounted cash flow approach is applied to determine the private equity investment for which the significant unobservable assumptions are the gross domestic product rate formula and a discount factor that takes into account various risks, including the illiquid nature of the investment. A significant increase (decrease) in the gross domestic product rate would have a directionally inverse effect on the fair value of the security. With respect to the fair value measurement of mortgage loans a discounted cash flow approach is applied, a significant increase (decrease) in the assumed spread over U.S. Treasury securities would produce a lower (higher) fair value measurement. Changes in the discount rate or factor used in the valuation techniques to determine the fair values of these private equity investments and mortgage loans generally are not correlated to changes in the other significant unobservable inputs. Significant increase (decrease) in isolation in the discount rate or factor would result in significantly lower (higher) fair value measurements. The remaining Separate Accounts investments classified as Level 3 excluded from the table consist of mortgage- and asset-backed securities with fair values of approximately $14 million and $8 million at December 31, 2017 and $12 million and $3 million at December 31, 2016, respectively. These fair value measurements are determined using substantially the same valuation techniques as earlier described above for the Company's General Account investments in these securities.

   Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using the Company data. Validations of unobservable inputs are performed to the extent the Company has experience. When an input is changed the model is updated and the results of each step of the model are analyzed for reasonableness.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

   Fair value measurement of the GMIB reinsurance contract asset and liabilities includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in volatility would increase the asset and liabilities.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIBNLG liability are lapse rates, withdrawal rates, GMIB utilization rates, adjustment for Non-performance risk and NLG forfeiture rates. NLG forfeiture rates are caused by excess withdrawals above the annual GMIB accrual rate that cause the NLG to expire. Significant decreases in lapse rates, NLG forfeiture rates, adjustment for non-performance risk and GMIB utilization rates would tend to increase the GMIBNLG liability, while decreases in withdrawal rates and volatility rates would tend to decrease the GMIBNLG liability.

   The significant unobservable inputs used in the fair value measurement of the Company's GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in volatility would increase these liabilities.

   During 2017, AB made the final contingent consideration payment relating to its 2014 acquisition and recorded a change in estimate and wrote off the remaining contingent consideration payable relating to its 2010 acquisition. As of December 31, 2017, one acquisition-related contingent consideration liability of $11 million remains relating to AB's 2016 acquisition, which was valued using a revenue growth rate of 31.0% and a discount rate ranging from 1.4% to 2.3%.

   The three AB acquisition-related contingent consideration liabilities (with a combined fair value of $18 million and $18 million as of December 31, 2017 and 2016, respectively) and are valued using a projected AUM growth rates with a weighted average of 18.0% for one acquisition and revenue growth rates and discount rates ranging from 4.0% to 31.0% and 1.4% to 6.4% respectively, for the three acquisitions.

   The carrying values and fair values at December 31, 2017 and 2016 for financial instruments not otherwise disclosed in Notes 3 and 12 are presented in the table below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts, limited partnerships accounted for under the equity method and pension and other postretirement obligations.

                                                                    FAIR VALUE
                                              ------------------------------------------------------
                                               CARRYING
                                                VALUE     LEVEL 1  LEVEL 2     LEVEL 3      TOTAL
                                              ----------- ------- ---------- ----------- -----------
                                                                  (IN MILLIONS)
December 31, 2017:...........................
Mortgage loans on real estate................ $    10,935 $    -- $       -- $    10,895 $    10,895
Loans to affiliates..........................         703 $    --        700          --         700
Policyholders liabilities: Investment
  contracts..................................       2,068      --         --       2,170       2,170
Funding Agreements...........................       3,014      --      3,020          --       3,020
Policy loans.................................       3,315                 --       4,210       4,210
Short-term and Long-term debt................         769      --        768          --         768
Separate Account Liabilities.................       7,537      --         --       7,537       7,537
December 31, 2016:
Mortgage loans on real estate................ $     9,757 $    -- $       -- $     9,608 $     9,608
Loans to affiliates..........................         703      --        775          --         775
Policyholders liabilities: Investment
  contracts..................................       2,226      --         --       2,337       2,337
Funding Agreements...........................       2,255      --      2,202          --       2,202
Policy loans.................................       3,361      --         --       4,257       4,257
Short-term and Long-term debt................         513      --        513          --         513
Separate Account Liabilities.................       6,194      --         --       6,194       6,194

   Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived from taking the appropriate U.S. Treasury rate with a like term to the remaining term of the loan and adding a spread reflective of the risk premium associated with the specific loan. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   Fair values for the Company's long-term debt related to real estate joint ventures is determined by a third party appraisal and assessed for reasonableness. The Company's short-term debt primarily includes commercial paper issued by AB with short-term maturities and book value approximates fair value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined from quotations provided by brokers knowledgeable about these securities and internally assessed for reasonableness, including matrix pricing models for debt securities and discounted cash flow analysis for mortgage loans.

   The fair value of policy loans is calculated by discounting expected cash flows based upon the U.S. treasury yield curve and historical loan repayment patterns.

   Fair values for FHLBNY funding agreements are determined from a matrix pricing model and are internally assessed for reasonableness. The matrix pricing model for FHLBNY funding agreements utilizes an independently sourced U.S. Treasury curve which is separately sourced from the Barclays' suite of curves.

   The fair values for the Company's association plans contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholders' account balances and liabilities for investment contracts with fund investments in Separate Accounts are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk. Certain other products such as Access Accounts and Escrow Shield Plus product reserves are held at book value.

8) INSURANCE LIABILITIES

    A) Variable Annuity Contracts - GMDB, GMIB, GIB and GWBL and Other Features

   The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

      . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

      . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

      . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

      . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include either a five year or an annual reset; or

      . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the direct GMDB and GMIB with no NLG features liabilities, before reinsurance ceded, reflected in the consolidated balance sheets in future policy benefits and other policyholders' liabilities:

                                                GMDB      GMIB      TOTAL
                                              --------  --------  --------
                                                      (IN MILLIONS)
Balance at January 1, 2015................... $  1,725  $  4,702  $  6,427
  Paid guarantee benefits....................     (313)      (89)     (402)
  Other changes in reserve...................    1,579      (727)      852
                                              --------  --------  --------
Balance at December 31, 2015.................    2,991     3,886     6,877
  Paid guarantee benefits....................     (357)     (281)     (638)
  Other changes in reserve...................      531       265       796
                                              --------  --------  --------
Balance at December 31, 2016.................    3,165     3,870     7,035
  Paid guarantee benefits....................     (354)     (151)     (505)
  Other changes in reserve...................    1,269     1,083     2,352
                                              --------  --------  --------
Balance at December 31, 2017................. $  4,080  $  4,802  $  8,882
                                              ========  ========  ========

   The following table summarizes the ceded GMDB liabilities, reflected in the consolidated balance sheets in amounts due from reinsurers:

                                                  GMDB
                                              -------------
                                              (IN MILLIONS)
Balance at January 1, 2015................... $         833
  Paid guarantee benefits....................          (148)
  Other changes in reserve...................           745
                                              -------------
Balance at December 31, 2015.................         1,430
  Paid guarantee benefits....................          (174)
  Other changes in reserve...................           302
                                              -------------
Balance at December 31, 2016.................         1,558
  Paid guarantee benefits....................          (171)
  Other changes in reserve...................           643
                                              -------------
Balance at December 31, 2017................. $       2,030
                                              =============

   The liability for the GMxB derivative features liability, the liability for SCS, SIO, MSO and IUL indexed features and the GMIB reinsurance contracts are considered embedded or freestanding insurance derivatives and are reported at fair value. Summarized in the table below is a summary of the fair value of these liabilities at December 31, 2017 and 2016:

                                                  DECEMBER 31,
                                              --------------------
                                                 2017      2016
                                              ---------  ---------
                                                 (IN MILLIONS)
GMIBNLG /(1)/................................ $   4,056  $   5,155
SCS, MSO, IUL features/ (2)/.................     1,698        887
GWBL/GMWB/(1)/...............................       130        114
GIB/(1)/.....................................       (27)        30
GMAB/(1)/....................................         5         20
                                              ---------  ---------
Total Embedded and Freestanding derivative
  liability.................................. $   5,862  $   6,206
                                              =========  =========
GMIB reinsurance contract asset /(3)/........ $  10,488  $  10,314
                                              =========  =========

  /(1)/Reported in future policyholders' benefits and other policyholders'
       liabilities in the consolidated balance sheets.
  /(2)/Reported in policyholders' account balances in the consolidated balance sheets.
  /(3)/Reported in GMIB reinsurance contract asset, at fair value in the consolidated balance sheets.

   The December 31, 2017 values for direct variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of utilization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                    RETURN OF
                                                     PREMIUM    RATCHET   ROLL-UP     COMBO      TOTAL
                                                    ---------  --------  ---------  ---------  ---------
                                                                    (DOLLARS IN MILLIONS)
GMDB:
-----
  Account values invested in:
   General Account................................. $  13,820  $    109  $      65  $     200  $  14,194
   Separate Accounts............................... $  45,816  $  9,556  $   3,516  $  35,784  $  94,672
  Net amount at risk, gross........................ $     169  $     57  $   1,961  $  15,340  $  17,527
  Net amount at risk, net of amounts reinsured..... $     169  $     39  $   1,344  $   6,294  $   7,846
  Average attained age of contractholders'.........      51.3      66.3       72.9       68.2       55.1
  Percentage of contractholders' over age 70.......       9.6%     40.2%      63.1%      46.5%      18.1%
  Range of contractually specified interest rates..      N.A.      N.A.     3% - 6%  3% - 6.5%  3% - 6.5%

GMIB:
-----
  Account values invested in:
   General Account.................................      N.A.      N.A.  $      23  $     293  $     316
   Separate Accounts...............................      N.A.      N.A.  $  21,195  $  41,091  $  62,286
  Net amount at risk, gross........................      N.A.      N.A.  $     917  $   6,337  $   7,254
  Net amount at risk, net of amounts reinsured.....      N.A.      N.A.  $     287  $   1,561  $   1,848
  Weighted average years remaining until
   utilization.....................................      N.A.      N.A.        1.6        0.7        0.8
  Range of contractually specified interest rates..      N.A.      N.A.     3% - 6%  3% - 6.5%  3% - 6.5%

   For more information about the reinsurance programs of the Company's GMDB and GMIB exposure, see "Reinsurance Agreements" in Note 9.

..   VARIABLE ANNUITY IN-FORCE MANAGEMENT. The Company proactively manages its variable annuity in-force business. Since in 2012, the Company has initiated several programs to purchase from certain policyholders the GMDB and GMIB riders contained in their Accumulator contracts. In March 2016, a program to give policyholders an option to elect a full buyout of their rider or a new partial (50)% buyout of their rider expired. The Company believes that buyout programs are mutually beneficial to both the Company and policyholders who no longer need or want all or part of the GMDB or GMIB rider. To reflect the actual payments from the buyout program that expired in March 2016 the Company recognized a $4 million increase to Net income in 2016.

    B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Because variable annuity contracts offer both GMDB and GMIB features, GMDB and GMIB amounts are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                               DECEMBER 31,
                                              ---------------
                                               2017    2016
                                              ------- -------
                                               (IN MILLIONS)
GMDB:
-----
Equity....................................... $78,069 $69,625
Fixed income.................................   2,234   2,483
Balanced.....................................  14,084  14,434
Other........................................     285     348
                                              ------- -------
Total........................................ $94,672 $86,890
                                              ======= =======

                                                 DECEMBER 31,
                                              -------------------
                                                2017      2016
                                              --------- ---------
                                                 (IN MILLIONS)

GMIB:
-----
Equity....................................... $  50,429 $  45,931
Fixed income.................................     1,568     1,671
Balanced.....................................    10,165    10,097
Other........................................       124       149
                                              --------- ---------
Total........................................ $  62,286 $  57,848
                                              ========= =========

    C) Hedging Programs for GMDB, GMIB, GIB and Other Features

   Beginning in 2003, the Company established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the capital markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not externally reinsured. At December 31, 2017, the total account value and net amount at risk of the hedged variable annuity contracts were $55,771 million and $6,893 million, respectively, with the GMDB feature and $42,077 million and $2,613 million, respectively, with the GMIB and GIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net derivative gains (loss) in the period in which they occur, and may contribute to income (loss) volatility.

    D) Variable and Interest-Sensitive Life Insurance Policies--NLG

   The NLG feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The NLG remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the NLG liabilities, reflected in the General Account in Future policy benefits and other policyholders' liabilities, the related reinsurance reserve ceded, reflected in Amounts due from reinsurers and deferred cost of reinsurance, reflected in Other assets in the Consolidated balance sheets:

                                               DIRECT    REINSURANCE
                                              LIABILITY     CEDED        NET
                                              ---------  -----------  --------
                                                        (IN MILLIONS)
Balance at January 1, 2015...................   $   979     $   (526) $    453
  Other changes in reserves..................       165           16       181
                                                -------     --------  --------
Balance at December 31, 2015.................     1,144         (510)      634
  Other changes in reserves..................        53          (99)      (46)
                                                -------     --------  --------
Balance at December 31, 2016.................     1,197         (609)      588
  Paid Guaranteed Benefits...................       (24)          --       (24)
  Other changes in reserves..................      (487)         (55)     (542)
                                                -------     --------  --------
Balance at December 31, 2017.................   $   686     $   (664) $     22
                                                =======     ========  ========

9) REINSURANCE AGREEMENTS

   The Company assumes and cedes reinsurance with unaffiliated insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The following table summarizes the effect of reinsurance:

                                               2017    2016    2015
                                              ------  ------  ------
                                                   (IN MILLIONS)
Direct premiums.............................. $  880  $  850  $  818
Reinsurance assumed..........................    195     206     207
Reinsurance ceded............................   (171)   (176)   (173)
                                              ------  ------  ------
Premiums..................................... $  904  $  880  $  852
                                              ======  ======  ======
Policy charges and fee income ceded.......... $  718  $  640  $  645
                                              ======  ======  ======
Policyholders' Benefits Ceded................ $  694  $  942  $  527
                                              ======  ======  ======

   Ceded Reinsurance

   The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Company generally retains on a per life basis up to $25 million for single lives and $30 million for joint lives with the excess 100% reinsured. The Company also reinsures risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2017, the Company had reinsured with non-affiliates in the aggregate approximately 3.5% of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 16.8% of its current liability exposure resulting from the GMIB feature. For additional information, see
   Note 8 "Insurance Liabilities."

   Based on management's estimates of future contract cash flows and experience, the estimated net fair values of the ceded GMIB reinsurance contracts, considered derivatives at December 31, 2017 and 2016 were $10,488 million and $10,314 million, respectively. The increases (decreases) in estimated fair value were $174 million, $(268) million and $(141) million for 2017, 2016 and 2015, respectively.

   At December 31, 2017 and 2016, third-party reinsurance recoverables related to insurance contracts amounted to $2,420 million and $2,458 million, respectively. Additionally, $1,904 million and $2,381 million of the amounts due to reinsurers related to three specific reinsurers, which were Zurich Insurance Company Ltd. (AA -- rating), Connecticut General Life Insurance Company (AA -- rating) and Paul Revere Life Insurance Company (A-rating). A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations, the Company continues to have the direct obligation.

   Reinsurance payables related to insurance contracts were $134 million and $125 million, at December 31, 2017 and 2016, respectively.

   The Company cedes substantially all of its run-off health business to a third party insurer. Insurance liabilities ceded totaled $71 million and $82 million at December 31, 2017 and 2016, respectively.

   The Company also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   Assumed Reinsurance

   In addition to the sale of insurance products, the Company currently acts as a professional retrocessionaire by assuming risk from professional reinsurers. The Company assumes accident, life, health, aviation, special risk and space risks by participating in or reinsuring various reinsurance pools and arrangements. Reinsurance assumed reserves were $716 million and $734 million at December 31, 2017 and 2016, respectively.

   For affiliated reinsurance agreements see "Related Party Transactions" in
   Note 11.

10)SHORT-TERM AND LONG-TERM DEBT

   Short-term and long-term debt consists of the following:

                                              DECEMBER 31,
                                              -------------
                                               2017   2016
                                              ------ ------
                                              (IN MILLIONS)
Short-term debt:
   AB revolving credit facility (with
     interest rate of 2.4%).................. $   75 $   --
   AB commercial paper (with interest rates
     of 1.6% and 0.9%).......................    491    513
                                              ------ ------
Total short-term debt........................ $  566 $  513
                                              ------ ------
Long-term debt:
   AXA Equitable non-recourse mortgage debt
     (with interest rate of 4.1%)............     82     --
   AXA Equitable non-recourse mortgage debt
     (with interest rate of 3.9%)............    121     --
                                              ------ ------
Total Short-term and Long-term debt.......... $  769 $  513
                                              ====== ======

   Short-term Debt

   On December 1, 2016, AB entered into a $200 million, unsecured 364-day senior revolving credit facility (the "AB Revolver") with a leading international bank and the other lending institutions that may be party thereto. On November 29, 2017, as part of an amendment and restatement, the maturity date of the AB Revolver was extended from November 29, 2017 to November 28, 2018. There were no other significant changes included in the amendment. The AB Revolver is available for AB's and SCB LLC's business purposes, including the provision of additional liquidity to meet funding requirements primarily related to SCB LLC's operations. Both AB and SCB LLC can draw directly under the AB Revolver and management expects to draw on the AB Revolver from time to time. AB has agreed to guarantee the obligations of SCB LLC under the AB Revolver. The AB Revolver contains affirmative, negative and financial covenants which are identical to those of the AB Credit Facility described below. As of December 31, 2017, AB had $75 million outstanding under the AB Revolver with an interest rate of 2.4%.

   As of December 31, 2017 and 2016, AB had $491 million and $513 million, respectively, in commercial paper outstanding with weighted average interest rates of approximately 1.6% and 0.9%, respectively.

   Long-term Debt

   As of December 31, 2017, AXA Equitable had $121 million and $82 million in mortgage debt outstanding related to two consolidated real estate joint ventures due August 2027 and September 2022, respectively, with weighted average interest rates of approximately 3.9% and 4.1%, respectively.

   Credit Facilities

   Credit facilities available to the Company consist of following:

                                                      DATE                         AVAILABLE TO COMPANY
                                              ---------------------                -------------------
FACILITIES                                      START     MATURITY  TOTAL FACILITY REVOLVER   SWINGLINE
----------                                    ---------- ---------- -------------- ---------  ---------
                                                                              (IN MILLIONS)
SYNDICATED FACILITIES:
   AB Revolver............................... 11/29/2017 11/28/2018 $          200 $     200  $      --
   AB Credit Facility........................ 10/22/2014 10/22/2019 $        1,000 $   1,000  $     240

   Additional Credit Facilities Available

   AB has a $1,000 million committed, unsecured senior revolving credit facility ("AB Credit Facility") with a group of commercial banks and other lenders, which matures on October 22, 2019. The AB Credit Facility provides for possible increases in the principal amount by up to an aggregate incremental amount of $250 million; any such increase is subject to the consent of the affected lenders. The AB Credit Facility is available for AB and SCB LLC's business purposes, including the support of AB's
   $1,000 million commercial paper program. Both AB and SCB LLC can draw directly under the AB Credit Facility and management may draw on the AB Credit Facility from time to time. AB has agreed to guarantee the obligations of SCB LLC under the AB Credit Facility.

   The AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. As of December 31, 2017, AB and SCB LLC were in compliance with these covenants. The AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency- or bankruptcy-related events of default, all amounts payable under the AB Credit Facility automatically would become immediately due and payable, and the lender's commitments automatically would terminate.

   Amounts under the AB Credit Facility may be borrowed, repaid and re-borrowed by AB and SBC LLC from time to time until the maturity of the facility. Voluntary prepayments and commitment reductions requested by AB and SBC LLC are permitted at any time without fee (other than customary breakage costs relating to the prepayment of any drawn loans) upon proper notice and subject to a minimum dollar requirement. Borrowings under the AB Credit Facility bear interest at a rate per annum, which will be, at AB and SBC LLC'S option, a rate equal to an applicable margin, which is subject to adjustment based on the credit ratings of AB, plus one of the following indexes: London Interbank Offered Rate; a floating base rate; or the Federal Funds rate.

   As of December 31, 2017, AB and SCB LLC had no amounts outstanding under the AB Credit Facility and did not draw upon the AB Credit Facility in 2017.

   SCB LLC has three uncommitted lines of credit with three financial institutions. Two of these lines of credit permit SCB LLC to borrow up to an aggregate of approximately $175 million, with AB named as an additional borrower, while line one has no stated limit. As of December 31, 2017, SCB LLC had no bank loans outstanding.

11)RELATED PARTY TRANSACTIONS

   LOANS TO AFFILIATES. In September 2007, AXA issued a $650 million 5.4% Senior Unsecured Note to AXA Equitable. The note pays interest semi-annually and was scheduled to mature on September 30, 2012. In March 2011, the maturity date of the note was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. In November 2014, this loan was refinanced and a new
   $382 million, seven year term loan with an interest rate of 4.0% was issued. In January 2016, the property was sold and a portion of the proceeds was used to repay the $382 million term loan outstanding and a $65 million prepayment penalty.

   In third quarter 2013, AXA Equitable purchased AXA RE Arizona Company's ("AXA RE Arizona") $50 million note receivable from AXA. AXA RE Arizona is a wholly-owned subsidiary of AXA Financial. This note pays interest semi-annually at an interest rate of 5.4% and matures on December 15, 2020.

   LOANS FROM AFFILIATES. In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% which was scheduled to mature on December 1, 2035. In December 2014, AXA Equitable repaid this note at par value plus interest accrued of $1 million to AXA Financial.

   In December 2008, AXA Equitable issued a $500 million callable 7.1% surplus note to AXA Financial. The note paid interest semi-annually and was scheduled to mature on December 1, 2018. In June 2014, AXA Equitable repaid this note at par value plus interest accrued of $3 million to AXA Financial.

   COST SHARING AND SERVICE AGREEMENTS. The Company provides personnel services, employee benefits, facilities, supplies and equipment under service agreements with AXA Financial, certain AXA Financial subsidiaries and affiliates to conduct their business. In addition, the Company participates in certain cost sharing and service agreements with AXA and other nonconsolidated affiliates (collectively, "AXA Affiliates"), including technology and professional development arrangements. The costs related to the cost sharing and service agreements are allocated based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support each company.

   AFFILIATED DISTRIBUTION EXPENSE. AXA Equitable pays commissions and fees to AXA Distribution Holding and its subsidiaries ("AXA Distribution") for sales of insurance products. The commissions and fees paid to AXA Distribution are based on various selling agreements.

   AFFILIATED DISTRIBUTION REVENUE. AXA Distributors, a subsidiary of AXA Equitable, receives commissions and fee revenue from MONY America for sales of its insurance products. The commissions and fees earned from MONY America are based on the various selling agreements.

   INVESTMENT MANAGEMENT AND SERVICE FEES. AXA Equitable FMG, a subsidiary of AXA Equitable, provides investment management and administrative services to EQAT, VIP Trust, 1290 Funds and Other AXA Trusts, all of which are considered related parties. Investment management and service fees earned are calculated as a percentage of assets under management and are recorded as revenue as the related services are performed.

   INVESTMENT MANAGEMENT AND SERVICE EXPENSES. AXA Investment Managers Inc. ("AXA IM") and AXA Rosenberg Investment Management LLC ("AXA Rosenberg") provide sub-advisory services with respect to certain portfolios of EQAT, VIP Trust and the Other AXA Trusts. Also, AXA IM and AXA Real Estate Investment Managers ("AXA REIM") manage certain General Account investments. Fees paid to these affiliates are based on investment advisory service agreements with each affiliate.

   The table below summarizes the expenses reimbursed to/from the Company and fees received/paid by the Company in connection with agreements with AXA Affiliates described above for 2017, 2016 and 2015.

                                                2017     2016     2015
                                              -------- -------- --------
                                                    (in millions)
EXPENSES PAID OR ACCRUED FOR BY THE COMPANY:
General services provided by AXA Affiliates.. $    186 $    188 $    164
Paid or accrued commission and fee expenses
  for sale of insurance products by AXA
  Distribution...............................      608      587      603
Investment management services provided by
  AXA IM, AXA REIM and AXA Rosenberg.........        5        2        1
                                              -------- -------- --------
Total........................................      799      777      768
                                              ======== ======== ========
REVENUE RECEIVED OR ACCRUED FOR BY THE
COMPANY:
General services provided to AXA Affiliates..      456      531      491
Amounts received or accrued for commissions
  and fees earned for sale of MONY America's
  insurance products.........................       43       43       57
Investment management and administrative
  services provided to EQAT, VIP Trust, 1290
  Funds and Other AXA Trusts.................      720      674      707
                                              -------- -------- --------
Total........................................ $  1,219 $  1,248 $  1,255
                                              ======== ======== ========

   INSURANCE RELATED TRANSACTIONS. The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products through reinsurance transactions with AXA RE Arizona.

   The Company currently reinsures to AXA RE Arizona, a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA RE Arizona also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA RE Arizona provide important capital management benefits to AXA Equitable. At December 31, 2017 and 2016, the Company's GMIB reinsurance asset with AXA RE Arizona had carrying values of $8,594 million and $8,578 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums and policy fee income in 2017, 2016 and 2015 totaled approximately $454 million, $447 million and $453 million, respectively. Ceded claims paid in 2017, 2016 and 2015 were $213 million, $65 million and $54 million, respectively.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA RE Arizona to the extent that AXA RE Arizona holds assets in an irrevocable trust (the "Trust") ($9,786 million at December 31, 2017) and/or letters of credit ($3,990 million at December 31, 2017), out of which $250 million letters of credit are guaranteed by AXA Financial while the rest of the letters of credit are guaranteed by AXA. Under the reinsurance transactions, AXA RE Arizona is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA RE Arizona fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA RE Arizona's liquidity.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life, an affiliate. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis.

   Premiums earned in 2017, 2016 and 2015 were $20 million, $20 million and $21 million, respectively. Claims and expenses paid in 2017, 2016 and 2015 were $5 million, $6 million and $5 million, respectively.

   At December 31, 2017 and 2016, affiliated reinsurance recoverables related to insurance contracts amounted to $2,659 million and $2,177 million, respectively.

   In April 2015, AXA entered into a mortality catastrophe bond based on general population mortality in each of France, Japan and the U.S. The purpose of the bond is to protect AXA against a severe worldwide pandemic. AXA Equitable entered into a stop loss reinsurance agreement with AXA Global Life to protect AXA Equitable with respect to a deterioration in its claim experience following the occurrence of an extreme mortality event. Premiums and expenses associated with the reinsurance agreement were $4 million and $4 million in 2017 and 2016, respectively.

   Investment management and service fees includes certain revenues for services provided by AB to mutual funds sponsored by AB. These revenues are described below:

                                                2017    2016     2015
                                              -------- ------- --------
                                                    (IN MILLIONS)

Investment management and services fees...... $  1,148 $   999 $  1,056
Distribution revenues........................      398     372      415
Other revenues -- shareholder servicing fees.       73      76       85
Other revenues -- other......................        7       6        5

   OTHER TRANSACTIONS. Effective December 31, 2015, primary liability for the obligations of AXA Equitable under the AXA Equitable Qualified Pension Plan ("AXA Equitable QP") was transferred from AXA Equitable to AXA Financial under terms of an Assumption Agreement. For additional information regarding this transaction see "Employee Benefit Plans" in Note 12.

   In 2016, AXA Equitable sold artwork to AXA Financial and recognized a $20 million gain on the sale. AXA Equitable used the proceeds received from this sale to make a $21 million donation to AXA Foundation, Inc. (the "Foundation"). The Foundation was organized for the purpose of distributing grants to various tax-exempt charitable organizations and administering various matching gift programs for AXA Equitable, its subsidiaries and affiliates.

   In 2016, AXA Equitable and Saum Sing LLC ("Saum Sing"), an affiliate, formed Broad Vista Partners LLC ("Broad Vista"), of which AXA Equitable owns 70% and Saum Sing owns 30%. On June 30, 2016, Broad Vista entered into a real estate joint venture with a third party and AXA Equitable invested approximately $25 million, reported in Other equity investments in the consolidated balance sheets.

12)EMPLOYEE BENEFIT PLANS

   AXA Equitable Retirement Plans

   AXA Equitable sponsors the AXA Equitable 401(k) Plan, a qualified defined contribution plan for eligible employees and financial professionals. The plan provides for both a company contribution and a discretionary profit-sharing contribution. Expenses associated with this 401(k) Plan were $15 million, $16 million and $18 million in 2017, 2016 and 2015, respectively.

   AXA Equitable also sponsors the AXA Equitable Retirement Plan (the "AXA Equitable QP"), a frozen qualified defined benefit pension plan covering its eligible employees and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average income over a specified period in the plan.

   Effective December 31, 2015, primary liability for the obligations of AXA Equitable under the AXA Equitable QP was transferred from AXA Equitable to AXA Financial under the terms of an Assumption Agreement (the "Assumption Transaction"). Immediately preceding the Assumption Transaction, the AXA Equitable QP had plan assets (held in a trust for the exclusive benefit of plan participants) with market value of approximately $2,236 million and liabilities of approximately $2,447 million. The assumption by AXA Financial and resulting extinguishment of AXA Equitable's primary liability for its obligations under the AXA Equitable QP was recognized by AXA Equitable as a capital contribution in the amount of $211 million ($137 million, net of tax), reflecting the non-cash settlement of its net unfunded liability for the AXA Equitable QP at December 31, 2015. In addition, approximately
   $1,193 million ($772 million, net of tax) unrecognized net actuarial losses related to the AXA Equitable QP and accumulated in AOCI were also transferred to AXA Financial due to the Assumption Transaction. AXA Equitable remains secondarily liable for its obligations under the AXA Equitable QP and would recognize such liability in the event AXA Financial does not perform under the terms of the Assumption Agreement.

   AB Retirement Plans

   AB maintains the Profit Sharing Plan for Employees of AB, a tax-qualified retirement plan for U.S. employees. Employer contributions under this plan are discretionary and generally are limited to the amount deductible for federal income tax purposes.

   AB also maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AB in the United States prior to October 2, 2000 (the "AB Plan"). Benefits under the
   AB Plan are based on years of credited service and average final base salary.

   AB uses a December 31 measurement date for the AB Plan.

   Funding Policy

   The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Protection Act of 2006 (the "Pension Act"), and not greater than the maximum the Company can deduct for federal income tax purposes. Based on the funded status of the plans at December 31, 2016, AB contributed $4 million to the AB Plan during 2017. AB currently estimates that it will contribute $5 million to the AB Plan during 2018. No minimum funding contributions under ERISA are required to be made to the AXA Equitable plans, and management does not expect to make any discretionary contribution to those plans during 2018.

   Net Periodic Pension Expense

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                                2017     2016     2015
                                              --------  ------  --------
                                                     (IN MILLIONS)
Service cost................................. $     --  $   --  $      8
Interest cost................................        6       6        93
Expected return on assets....................       (5)     (5)     (159)
Actuarial (gain) loss........................        1       1         1
Net amortization.............................       --      --       110
                                              --------  ------  --------
Net Periodic Pension Expense................. $      2  $    2  $     53
                                              ========  ======  ========

   Changes in PBO

   Changes in the PBO of the Company's qualified plans were comprised of:

                                                 DECEMBER 31,
                                              ------------------
                                                2017      2016
                                              --------  --------
                                                 (IN MILLIONS)

Projected benefit obligation, beginning of
  year....................................... $    132  $    129
Interest cost................................        6         6
Actuarial (gains) losses.....................       14         2
Benefits paid................................       (6)       (5)
                                              --------  --------
  Projected Benefit Obligation...............      146       132
Transfer to AXA Financial....................       --        --
                                              --------  --------
Projected Benefit Obligation, End of Year.... $    146  $    132
                                              ========  ========

   Changes in Plan Assets/Funded Status

   The following table discloses the changes in plan assets and the funded status of the Company's qualified pension plans. The fair value of plan assets supporting the AXA Equitable QP liability was not impacted by the Assumption Transaction and the payment of plan benefits will continue to be made from the plan assets held in trust for the exclusive benefit of plan participants.

                                                DECEMBER 31,
                                              ----------------
                                                2017     2016
                                              --------  ------
                                                (IN MILLIONS)

Pension plan assets at fair value, beginning
  of year.................................... $     87  $   86
Actual return on plan assets.................       14       4
Contributions................................        4      --
Benefits paid and fees.......................       (4)     (3)
                                              --------  ------
Pension plan assets at fair value, end of
  year.......................................      101      87
PBO..........................................      146     132
                                              --------  ------
  Excess of PBO Over Pension Plan Assets.....      (45)    (45)
Transfer to AXA Financial.................... $     --  $   --
                                              --------  ------
Excess of PBO Over Pension Plan Assets, end
  of year.................................... $    (45) $  (45)
                                              ========  ======

   Accrued pension costs of $(45) million and $(45) million at December 31, 2017 and 2016, respectively, were recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans. The aggregate PBO/accumulated benefit obligation ("ABO") and fair value of pension plan assets for plans with PBOs/ABOs in excess of their assets were $146 million and $101 million, respectively, at December 31, 2017 and $132 million and $87 million, respectively, at December 31, 2016.

   Unrecognized Net Actuarial (Gain) Loss

   The following table discloses the amounts included in AOCI at December 31, 2017 and 2016 that have not yet been recognized as components of net periodic pension cost.

                                              DECEMBER 31,
                                              -------------
                                               2017   2016
                                              ------ ------
                                              (IN MILLIONS)

Unrecognized net actuarial (gain) loss....... $   55 $   51
Unrecognized prior service cost (credit).....      1      1
                                              ------ ------
  Total...................................... $   56 $   52
                                              ====== ======

   The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are approximately $1.6 million and $23,959, respectively.

   Pension Plan Assets

   The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the fair values of the Company's invested assets that are measured at fair value on a recurring basis. See Note 2 for a description of the fair value hierarchy.

   At December 31, 2017 and 2016, the total fair value of plan assets for the qualified pension plans was approximately $101 million and $87 million, respectively, all supporting the AB qualified retirement plan.

                                              DECEMBER 31,
                                              ------------
                                               2017   2016
                                              -----  -----
Fixed Maturities.............................  15.0%  18.0%
Equity Securities............................  66.0   61.0
Other........................................  19.0   21.0
                                              -----  -----
Total........................................ 100.0% 100.0%
                                              =====  =====

                                              LEVEL 1 LEVEL 2 LEVEL 3 TOTAL
                                              ------- ------- ------- -----
                                                      (IN MILLIONS)
DECEMBER 31, 2017:
ASSET CATEGORIES
Common and preferred equity.................. $    24 $    -- $    -- $  24
Mutual funds.................................      55      --      --    55
                                              ------- ------- ------- -----
  Total assets in the fair value hierarchy...      79      --      --    79
Investments measured at net assets value.....      --      --      --    22
                                              ------- ------- ------- -----
   Investments at fair value................. $    79 $    -- $    -- $ 101
                                              ======= ======= ======= =====
December 31, 2016:
Asset Categories
Common and preferred equity.................. $    21 $    -- $    -- $  21
Mutual funds.................................      47      --      --    47
                                              ------- ------- ------- -----
  Total assets in the fair value hierarchy...      68      --      --    68
Investments measured at net assets value.....      --      --      --    19
                                              ------- ------- ------- -----
   Investments at fair value................. $    68 $    -- $    -- $  87
                                              ======= ======= ======= =====

   Plan asset guidelines for the AB qualified retirement plan specify an allocation weighting of 30% to 60% for return seeking investments (target of 40%), 10% to 30% for risk mitigating investments (target of 15%), 0% to 25% for diversifying investments (target of 17%) and 18% to 38% for dynamic asset allocation (target of 28%). Investments in mutual funds, hedge funds (and other alternative investments), and other commingled investment vehicles are permitted under the guidelines. Investments are permitted in overlay portfolios (regulated mutual funds) to complement the long-term strategic asset allocation. This portfolio overlay strategy is designed to manage short-term portfolio risk and mitigate the effect of extreme outcomes.

   Assumptions

   DISCOUNT RATE

   The benefits obligations and related net periodic costs of the Company's qualified and non-qualified pension plans are measured using discount rate assumptions that reflect the rates at which the plans' benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the plans are discounted using a published high-quality bond yield curve as a practical expedient for a matching bond approach. Beginning in 2014, AXA Equitable uses the Citigroup Pension Above-Median-AA Curve (the "Citigroup Curve") for this purpose. The Company has concluded that an adjustment to the Citigroup Curve is not required after comparing the projected benefit streams of the plans to the cash flows and duration of the reference bonds.

   At December 31, 2015, AXA Equitable refined its calculation of the discount rate to use the discrete single equivalent discount rate for each plan as compared to its previous use of an aggregate, weighted average practical expedient. Use of the discrete approach at December 31, 2015 produced a discount rate for the AXA Equitable Life QP of 3.98% as compared to a 4.00% aggregate rate, thereby increasing the net unfunded PBO of the AXA Equitable Life QP by approximately $4 million in 2015.

   MORTALITY

   At December 31, 2015, AXA Equitable concluded to change the mortality projection scale used to measure and report the Company's defined benefit plan obligations from 125% Scale AA to Scale BB, representing a reasonable "fit" to the results of the AXA Equitable QP mortality experience study and a closer alignment to current thinking with respect to projections of mortality improvements.

   In October 2016, the Society of Actuaries ("SOA") released MP-2016, its second annual update to the "gold standard" mortality projection scale issued by the SOA in 2014, reflecting three additional years of historical U.S. population historical mortality data (2012 through 2014). Similar to its predecessor (MP-2015), MP-2016 indicated that, while mortality data continued to show longer lives, longevity was increasing at a slower rate and lagging behind that previously suggested both by MP-2015 and MP-2014. The Company considered this new data as well as observations made from current practice regarding how to best estimate improved trends in life expectancies and concluded to continue using the RP-2000 base mortality table projected on a full generational basis with Scale BB mortality improvements for purposes of measuring and reporting its consolidated defined benefit plan obligations at December 31, 2017.

   Actuarial computations used to determine net periodic costs were made utilizing the following weighted-average assumptions:

                                              Year ended December31,
                                              ---------------------
                                              2017    2016    2015
                                              ----    ----    ----
Discount rate on benefit obligations......... 4.55%   4.75%   4.30%
Expected long-term rate of return on plan
  assets.....................................  6.0%    6.5%    7.0%

   In developing the expected long-term rate of return on plan assets of 6.0%, management considered the historical returns and future expectations for returns for each asset category, as well as the target asset allocation of the portfolio. The expected long-term rate of return on assets is based on weighted average expected returns for each asset class.

   As of December 31, 2017, the mortality projection assumption has been updated to use the generational MP-2017 improvement scale. Previously, mortality was projected generationally using the MP-2016 improvements scale. The base mortality assumption remains at the RP-2014 white-collar mortality table for males and females adjusted back to 2006 using the MP-2014 improvement scale.

   The Internal Revenue Service ("IRS") recently updated the mortality tables used to determine lump sums. For fiscal year-end 2017, we reflected the actual IRS table for 2018 with assumed annual updates for years 2019 and later on the base table (RP-2014 backed off to 2006) with the assumed projection scale of MP-2017.

   The following table discloses assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2017 and 2016. As described above, AXA Equitable refined its calculation of the discount rate for the year ended December 31, 2015 valuation of its defined benefits plans to use the discrete single equivalent discount rate for each plan as compared to its previous use of an aggregate, weighted average practical expedient.

                                              DECEMBER 31,
                                              -----------
                                              2017   2016
                                              -----  -----
Discount rates:
   Other AXA Equitable defined benefit plans. 3.17%  3.48%
   AB Qualified Retirement Plan.............. 4.55%  4.75%
   Periodic cost............................. 3.48%   3.7%
   Expected long-term rates of return on
     pension plan assets (periodic cost).....  6.0%   6.5%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

   Future Benefits

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2018, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2017 and include benefits attributable to estimated future employee service.

                                                 PENSION
                                                BENEFITS
                                              -------------
                                              (IN MILLIONS)

2018.........................................  $          7
2019.........................................             7
2020.........................................             5
2021.........................................             6
2022.........................................             8
Years 2023-2027..............................            40

   AXA FINANCIAL ASSUMPTIONS

   In addition to the Assumption Transaction, since December 31, 1999, AXA Financial has legally assumed primary liability from AXA Equitable for all current and future liabilities of AXA Equitable under certain employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with all of these plans, as described in Note 12.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees, financial professionals and non-officer directors of AXA Financial and its subsidiaries, including the Company. AB also sponsors its own unit option plans for certain of its employees.

   Compensation costs for 2017, 2016 and 2015 for share-based payment arrangements as further described herein are as follows:

                                               2017   2016   2015
                                              ------ ------ ------
                                                 (IN MILLIONS)
Performance Shares........................... $   18 $   17 $   18
Stock Options (Other than AB stock options)..      1      1      1
AXA Shareplan................................      9     14     16
Restricted Awards............................    185    154    174
Other Compensation plans/(1)/................      2      1      2
                                              ------ ------ ------
Total Compensation Expenses.................. $  215 $  187 $  211
                                              ====== ====== ======

  /(1)/Other compensation plans include Stock Appreciation Rights, Restricted
       Stock and AXA Miles.

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance shares under the AXA International Performance Shares Plan (the "Performance Share Plan"). Prior to 2013, they were granted performance units under AXA's Performance Unit Plan.

   Non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable) are granted restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA
   ADRs) annually under The Equity Plan for Directors. They also were granted ADR stock options in years prior to 2014.

   Performance Units and Performance Shares

   2017 GRANT. On June 21, 2017, under the terms of the Performance Share Plan, AXA awarded approximately 1.7 million unearned performance shares to employees of the Company. For employees in our retirement and protection businesses, the extent to which 2017-2019 cumulative performance targets measuring the performance of AXA and the retirement and protection businesses are achieved will determine the number of performance shares earned, which may vary between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the fourth anniversary of the award date. The plan will settle in AXA ordinary shares to all participants. In 2017, the expense associated with the June 21, 2017 grant of performance shares was approximately $9 million.

   SETTLEMENT OF 2014 GRANT IN 2017. On March 24, 2017, share distributions totaling of approximately $21 million were made to active and former AXA Equitable employees in settlement of 2.3 million performance shares earned under the terms of the AXA Performance Share Plan 2014.

   2016 GRANT. On June 6, 2016, under the terms of the Performance Share Plan, AXA awarded approximately 1.9 million unearned performance shares to employees of AXA Equitable. For employees in our retirement and protection businesses, the extent to which 2017-2019 cumulative performance targets measuring the performance of AXA and the retirement and protection businesses are achieved will determine the number of performance shares earned, which may vary between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the fourth anniversary of the award date. The plan will settle in AXA ordinary shares to all participants. In 2017 and 2016, the expense associated with the June 6, 2016 grant of performance shares was approximately $4 million and $10 million, respectively.

   SETTLEMENT OF 2013 GRANT IN 2016. On March 22, 2016, cash distributions of approximately $55 million were made to active and former AXA Equitable employees in settlement of 2.3 million performance units earned under the terms of the 2013 Performance Share Plan.

   2015 GRANT. On June 19, 2015, under the terms of the Performance Share Plan, AXA awarded approximately 1.7 million unearned performance shares to employees of AXA Equitable. For employees in our retirement and protection businesses, the extent to which 2016-2018 cumulative performance targets measuring the performance of AXA and the retirement and protection businesses are achieved will determine the number of performance shares earned, which may vary between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the fourth anniversary of the award date. The plan will settle in AXA ordinary shares to all participants. In 2017, 2016 and 2015, the expense associated with the June 19, 2015 grant of performance shares was $3 million, $4 million and $8 million, respectively.

   SETTLEMENT OF 2012 GRANT IN 2015. On April 2, 2015, cash distributions of approximately $53 million were made to active and former AXA Equitable employees in settlement of approximately 2.3 million performance units earned under the terms of the AXA Performance Unit Plan 2012.

   The fair values of awards made under these programs are measured at the grant date by reference to the closing price of the AXA ordinary share, and the result, as adjusted for achievement of performance targets and pre-vesting forfeitures, generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes until settlement are made only for performance unit awards as they are settled in cash. The fair value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2017 and 2016 was $45 million and $31 million, respectively. Approximately 2 million outstanding performance shares are at risk to achievement of 2017 performance criteria, primarily representing all of the performance shares granted June 19, 2015 and the second tranche of performance shares granted March 24, 2014, for which cumulative average 2016-2018 and 2015-2017 performance targets will determine the number of performance units and shares earned under those awards, respectively.

   Stock Options

   2017 GRANT. On June 21, 2017, 0.5 million options to purchase AXA ordinary shares were granted to employees of the Company under the terms of the Stock Option Plan at an exercise price of (Euro)23.92. All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on June 21, 2017, 0.3 million are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on June 21, 2017 have a ten-year term. The weighted average grant date fair value per option award was estimated at (Euro)1.78 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 25.05%, a weighted average expected term of 8.8 years, an expected dividend yield of 6.53% and a risk-free interest rate of 0.59%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2017, the Company recognized expenses associated with the June 21, 2017 grant of options of approximately $0.5 million.

   2016 GRANT. On June 6, 2016, 0.6 million options to purchase AXA ordinary shares were granted to employees of the Company under the terms of the Stock Option Plan at an exercise price of (Euro)21.52. All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on June 6, 2016, 0.3 million are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on June 6, 2016 have a ten-year term. The weighted average grant date fair value per option award was estimated at (Euro)1.85 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 26.6%, a weighted average expected term of 8.1 years, an expected dividend yield of 6.49% and a risk-free interest rate of 0.33%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2017 and 2016, the Company recognized expenses associated with the June 6, 2015 grant of options of approximately $0.1 million and $0.6 million, respectively.

   2015 GRANT. On June 19, 2015, 0.4 million options to purchase AXA ordinary shares were granted to employees of the Company under the terms of the Stock Option Plan at an exercise price of (Euro)22.90. All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on June 19, 2015, 0.2 million are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on June 19, 2015 have a ten-year term. The weighted average grant date fair value per option award was estimated at (Euro)1.58 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 23.68%, a weighted average expected term of 8.2 years, an expected dividend yield of 6.29% and a risk-free interest rate of 0.92%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2017, 2016 and 2015, the Company recognized expenses associated with the June 19, 2015 grant of options of approximately $0.1 million, $0.1 million and $0.3 million, respectively.

   Shares Authorized

   There is no limitation in the Stock Option Plan or the Equity Plan for Directors on the number of shares that may be issued pursuant to option or other grants.

   A summary of the activity in the AXA and the Company's option plans during 2017 follows:

                                                                             Options Outstanding
                                              ---------------------------------------------------------------------------------
                                                      AXA Ordinary Shares             AXA ADRs/(2)/         AB Holding Units
                                              ---------------------------------   ---------------------- ----------------------
                                                                  Weighted                     Weighted               Weighted
                                                Number            Average           Number     Average     Number     Average
                                              Outstanding         Exercise        Outstanding  Exercise  Outstanding  Exercise
                                              (In 000's)           Price          (In 000's)    Price    (In 000's)    Price
                                              -----------  --------------------   -----------  --------- -----------  ---------

Options Outstanding at January 1, 2017.......       9,536        (Euro)   21.02            45  $   24.90       5,085  $   49.45
Options granted..............................         488          (Euro) 23.92            --  $      --          --  $      --
Options exercised............................      (1,996) (Euro)         18.02            (2) $   21.35      (1,180) $   17.04
Options forfeited, net.......................          --  (Euro)            --            --  $      --          --  $      --
Options expired..............................      (2,626)                33.77            (8)     42.62        (823) $   84.96
                                               ----------                         -----------             ----------
Options Outstanding at December 31, 2017.....       5,402  (Euro)         17.36            35  $   20.98       3,082  $   52.37
                                               ==========  ====================   ===========  =========  ==========  =========
Aggregate Intrinsic..........................
Value of Options Outstanding/(1)/............              (Euro)     39,861/(2)/              $     303                     --
                                                           ====================                =========              =========
Weighted Average Remaining Contractual Term
  (in years).................................         4.2                                 1.2                    1.2
                                               ==========                         ===========             ==========
Options Exercisable at December 31, 2017.....       3,406  (Euro)         14.68            35  $   42.62       3,018  $   52.97
                                               ==========  ====================   ===========  =========  ==========  =========
Aggregate Intrinsic Value of Options
  Exercisable & Expected to Vest/(1)/........              (Euro)        34,275                $     303                     --
                                                           ====================                =========              =========
Weighted Average Remaining Contractual Term
  (in years).................................         2.8                                 1.2                    1.1
                                               ==========                         ===========             ==========

  /(1)/Aggregate intrinsic value, presented in thousands, is calculated as the excess of the closing market price on December 31, 2017 of the respective underlying shares over the strike prices of the option awards.
  /(2)/AXA ordinary shares will be delivered to participants in lieu of AXA
       ADRs at exercise or maturity.

   No stock options were exercised in 2017 and 2016. The intrinsic value related to exercises of stock options during 2015 was approximately
   $0.2 million, resulting in amounts currently deductible for tax purposes of approximately $0.1 million for the period then ended. In 2015, windfall tax benefits of approximately $0.1 million resulted from exercises of stock option awards.

   At December 31, 2017, AXA Financial held 22,974 AXA ordinary shares in treasury at a weighted average cost of $23.14 per share, which were designated to fund future exercises of outstanding stock options.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2017, 2016 and 2015, respectively.

                                                   AXA Ordinary Shares       AB Holding Units/(1)/
                                              ----------------------------  -----------------------
                                                2017      2016      2015    2017   2016      2015
                                              --------  --------  --------  ---- --------  --------

Dividend yield...............................     6.53%     6.49%     6.29%  N/A     7.10%     7.10%
Expected volatility..........................    25.05%    26.60%    23.68%  N/A    31.00%    32.10%
Risk-free interest rates.....................     0.59%     0.33%     0.92%  N/A     1.30%     1.50%
Expected life in years.......................     8.83       8.1       8.2   N/A      6.0       6.0
Weighted average fair value per option at
  grant date................................. $   2.01  $   2.06  $   1.73   N/A $   2.75  $   4.13

  /(1)/There were no options to buy AB Holding Units awarded during 2017. As such, the input assumptions for 2017 are not applicable.

   As of December 31, 2017, approximately $1 million of unrecognized compensation cost related to unvested stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 2.8 years.

   AXA OPTIONS VALUATION. The fair value of AXA stock options is calculated using the Black-Scholes option pricing model. The expected AXA dividend yield is based on market consensus. AXA share price volatility is estimated on the basis of implied volatility, which is checked against an analysis of historical volatility to ensure consistency. The risk-free interest rate is based on the Euro Swap Rate curve for the appropriate term. The effect of expected early exercise is taken into account through the use of an expected life assumption based on historical data.

   AB HOLDING UNIT OPTIONS VALUATION. The fair value of units representing assignments of beneficial ownership of limited partnership interests in AB Holding ("AB Holding Units") options is calculated using the Black-Scholes option pricing model. The expected cash distribution yield is based on the average of our distribution yield over the past four quarters. The volatility factor represents historical AB Holding Units price volatility over the same period as the expected term. The risk-free interest rate is based on the U.S. Treasury bond yield for the appropriate expected term. The expected term was calculated using the simplified method, due to the lack of sufficient historical data.

   Restricted Awards

   Under The Equity Plan for Directors, AXA Financial grants non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable) restricted AXA ordinary shares. Likewise, AB awards restricted AB Holding units to independent members of its General Partner.

   The Company has also granted restricted AXA ordinary share units ("RSUs") to certain executives. The RSUs are phantom AXA ordinary shares that, once vested, entitle the recipient to a cash payment based on the average closing price of the AXA ordinary share over the twenty trading days immediately preceding the vesting date.

   For 2017, 2016 and 2015, respectively, the Company recognized compensation costs of $185 million, $154 million and $174 million for outstanding restricted stock and RSUs. The fair values of awards made under these programs are measured at the grant date by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes are made until settlement and only for RSUs. At December 31, 2017, approximately
   19.1 million restricted AXA ordinary shares and AB Holding unit awards remain unvested. At December 31, 2017, approximately $57 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 3.0 years.

   The following table summarizes restricted AXA ordinary share activity for 2017. In addition, approximately 11,069 RSUs were granted during 2017 with graded vesting over a weighted average service period of 2.06 years.

                                                          WEIGHTED
                                              SHARES OF   AVERAGE
                                              RESTRICTED GRANT DATE
                                                STOCK    FAIR VALUE
                                              ---------- ----------
Unvested as of January 1, 2017...............     36,306 $    24.46
Granted......................................     12,929 $    27.49
Vested.......................................     11,819 $    24.30
                                               --------- ----------
Unvested as of December 31, 2017.............     37,416 $    24.04
                                               ========= ==========

   Unrestricted Awards

   Under the Equity Plan for Directors, AXA Financial provides a stock retainer to non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable). Pursuant to the terms of the retainer, the non-officer directors receive AXA ordinary shares valued at $55,000 each year, paid on a semi-annual basis. These shares are not subject to any vesting requirement or other restriction.

   AXA Shareplan

   In 2017, eligible employees of participating AXA Financial subsidiaries (including AXA Equitable) were offered the opportunity to purchase newly issued AXA ordinary shares, subject to plan limits, under the terms of AXA Shareplan 2017. Eligible employees could have reserved a share purchase during the reservation period from August 28, 2017 through September 8, 2017 and could have canceled their reservation or elected to make a purchase for the first time during the retraction/subscription period from October 13, 2017 through October 17, 2017. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 11, 2017 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of (Euro)20.19 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at an 8.98% formula discounted price of (Euro)22.96 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty-two week period preceding the scheduled end date of AXA Shareplan 2017, which is July 1, 2022. All subscriptions became binding and irrevocable on October 17, 2017.

   The Company recognized compensation expense of $9 million, $14 million and $16 million in 2017, 2016 and 2015 in connection with each respective year's offering of AXA stock under the AXA Shareplan, representing the aggregate discount provided to AXA Equitable participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. AXA Equitable participants in AXA Shareplan 2017, 2016 and 2015 primarily invested under Investment Option B for the purchase of approximately $4 million, $6 million and $5 million AXA ordinary shares, respectively.

   AXA Miles Program 2012

   On March 16, 2012, under the terms of the AXA Miles Program 2012, AXA granted 50 AXA Miles to every employee and eligible financial professional of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents a phantom share of AXA stock that will convert to an actual AXA ordinary share at the end of a four-year vesting period provided the employee or financial professional remains in the employ of the company or has retired from service. Half of each AXA Miles grant, or 25 AXA Miles, were subject to an additional vesting condition that required improvement in at least one of two AXA performance metrics in 2012 as compared to 2011. This vesting condition has been satisfied. On March 16, 2016, AXA ordinary share distributions totaling approximately $4 million were made to active and former employees of the Company in settlement of approximately 0.2 million AXA Miles earned under the terms of the AXA Miles Program 2012.

   AB Long-term Incentive Compensation Plans

   AB maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AB Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect, wholly-owned subsidiary of the Company, is obligated to make capital contributions to AB in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AB in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in AB Holding Units or certain investment products (primarily mutual funds) sponsored by AB. Beginning in 2009, annual awards granted under the Amended and Restated AB Incentive Compensation Award Program were in the form of restricted AB Holding Units.

   AB engages in open-market purchases of AB Holding Units to help fund anticipated obligations under its incentive compensation award program, for purchases of AB Holding Units from employees and other corporate purposes. During 2017 and 2016, AB purchased 9 million and 11 million Holding units for $220 million and $237 million respectively. These amounts reflect open-market purchases of 5 million and 8 million AB Holding units for $117 million and $176 million, respectively, with the remainder relating to purchases of AB Holding units from employees to allow them to fulfill statutory tax withholding requirements at the time of distribution of long-term incentive compensation awards, offset by AB Holding units purchased by employees as part of a distribution reinvestment election.

   During 2017, AB granted to employees and eligible directors 8.3 million restricted AB Holding unit awards (including 6.1 million granted in December for 2017 year-end awards).

   During 2016, AB granted to employees and eligible directors 7.0 million restricted AB Holding awards (including 6.1 million granted in December 2016 for year-end awards). The cost of awards made in the form of restricted AB Holding Units was measured, recognized, and disclosed as a share-based compensation program.

   During 2017 and 2016, AB Holding issued 1.2 million and 0.4 million AB Holding units, respectively, upon exercise of options to buy AB Holding units. AB Holding used the proceeds of $20 million and $6 million, respectively, received from employees as payment in cash for the exercise price to purchase the equivalent number of newly-issued AB Holding Units.

   Effective as of September 30, 2017, AB established the AB 2017 Long Term Incentive Plan ("2017 Plan"), which was adopted at a special meeting of AB Holding Unitholders held on September 29, 2017. The following forms of awards may be granted to employees and Eligible Directors under the 2017
   Plan: (i) restricted AB Holding Units or phantom restricted AB Holding Units (a "phantom" award is a contractual right to receive AB Holding Units at a later date or upon a specified event); (ii) options to buy AB Holding Units; and (iii) other AB Holding Unit-based awards (including, without limitation, AB Holding Unit appreciation rights and performance awards). The purpose of the 2017

   Plan is to promote the interest of AB by: (i) attracting and retaining talented officers, employees and directors, (ii) motivating such officers, employees and directors by means of performance-related incentives to achieve longer-range business and operational goals, (iii) enabling such officers, employees and directors to participate in the long-term growth and financial success of AB, and (iv) aligning the interests of such officers, employees and directors with those of AB Holding Unitholders. The 2017 Plan will expire on September 30, 2027, and no awards under the 2017 Plan will be made after that date. Under the 2017 Plan, the aggregate number of AB Holding Units with respect to which awards may be granted is 60 million, including no more than 30 million newly-issued AB Holding units.

   As of December 31, 2017, no options to buy AB Holding units had been granted and 6.1 million AB Holding units, net of withholding tax requirements, were subject to other AB Holding Unit awards made under the 2017 Plan or an equity compensation plan with similar terms that was canceled in 2017. AB Holding Unit-based awards (including options) in respect of 53.9 million AB Holding units were available for grant as of December 31, 2017.

   The AllianceBernstein 2010 Long Term Incentive Plan, as amended, was canceled on September 30, 2017. The awards and terms under the 2010 Long Term Incentive Plan were substantially similar to the 2017 Plan.

14)INCOME TAXES

   Income (loss) from continuing operations before income taxes included income from domestic operations of $2,115 million, $505 million and $924 million for the years ended December 31, 2017, 2016 and 2015, and income (losses) from foreign operations of $140 million, $117 million and $114 million for the years ended December 31, 2017, 2016 and 2015. Approximately $29 million, $31 million, and $28 million of the company's income tax expense is attributed to foreign jurisdictions for the years ended December 31, 2017, 2016 and 2015.

   A summary of the income tax (expense) benefit in the consolidated statements of income (loss) follows:

                                                 2017       2016     2015
                                              ----------  -------  -------
                                                      (IN MILLIONS)
Income tax (expense) benefit:
  Current (expense) benefit.................. $       (6) $  (274) $   (19)
  Deferred (expense) benefit.................      1,145      358       41
                                              ----------  -------  -------
Total........................................ $    1,139  $    84  $    22
                                              ==========  =======  =======

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the income before income taxes and noncontrolling interest by the expected Federal income tax rate of 35.0%. The sources of the difference and their tax effects are as follows:

                                                 2017      2016     2015
                                              ---------  -------  --------
                                                      (IN MILLIONS)

Expected income tax (expense) benefit........ $    (789) $  (218) $   (363)
Noncontrolling interest......................       175      162       118
Non-taxable investment income (loss).........       250      175       189
Tax audit interest...........................        (6)     (22)        1
State income taxes...........................        (3)      (8)        1
Tax settlements/Uncertain Tax Position
  Release....................................       221       --        77
Change in Tax Law............................     1,308       --        --
Other........................................       (17)      (5)       (1)
                                              ---------  -------  --------
Income tax (expense) benefit................. $   1,139  $    84  $     22
                                              =========  =======  ========

   During the second quarter of 2017, the Company agreed to the Internal Revenue Service's Revenue Agent's Report for its consolidated 2008 and 2009 Federal corporate income tax returns. The impact on the Company's financial statements and unrecognized tax benefits was a tax benefit of $221 million.

   In second quarter 2015, the Company recognized a tax benefit of $77 million related to settlement with the IRS on the appeal of proposed adjustments to the Company's 2004 and 2005 Federal corporate income tax returns.

   The Tax Cuts and Jobs Act (the "Tax Reform Act") was enacted on December 22, 2017. The SEC issued Staff Accounting Bulletin No. 118 ("SAB 118") to address the application of U.S. GAAP in situations where a company does not have the necessary information available to complete its accounting for certain income tax effects of the Tax Reform Act. In accordance with SAB 118, the Company determined reasonable estimates for certain effects of the Tax Reform Act and recorded those estimates as provisional amounts in the 2017 financial statements due to the need for further analysis, collection and preparation of the relevant data necessary to complete the accounting. These amounts are subject to change as the information necessary to complete the calculations is obtained and as tax authorities issue further guidance.

   The following provisional amounts related to the impact of the Tax Reform Act are included in the Company's financial statements:

      . An income tax benefit of $1,331 million from the reduction of deferred tax liabilities due to lower corporate tax rates. The Company will recognize changes to this estimate as the calculation of cumulative temporary differences is refined.

      . An income tax expense of $23 million to account for the deemed repatriation of foreign earnings. The determination of this tax requires further analysis regarding the amount and composition of historical foreign earnings.

   The components of the net deferred income taxes are as follows:

                                               DECEMBER 31, 2017    December 31, 2016
                                              -------------------- --------------------
                                               ASSETS  LIABILITIES  Assets  Liabilities
                                              -------- ----------- -------- -----------
                                                            (IN MILLIONS)

Compensation and related benefits............ $     47  $       -- $     88  $       --
Net operating loss...........................       --          --       --          --
Reserves and reinsurance.....................       --          83       --         534
DAC..........................................       --         821       --       1,463
Unrealized investment gains (losses).........       --         298       --          23
Investments..................................       --         997       --       1,062
Alternative minimum tax credits..............      387          --      394          --
Other........................................       67          --        5          --
                                              --------  ---------- --------  ----------
Total........................................ $    501  $    2,199 $    487  $    3,082
                                              ========  ========== ========  ==========

   As of December 31, 2017, the Company had $387 million of AMT credits which do not expire. While the Tax Reform Act repealed the corporate AMT and allows for the refund of a portion of accumulated minimum tax credits, the refundable credits may be subject to a sequestration fee. Included in the deferred tax revaluation is a $20 million charge related to the sequestration of refundable AMT credits.

   In accordance with the recently enacted Tax Reform Act, the Company provided a $23 million provisional charge on the deemed repatriation of earnings associated with non-U.S. corporate subsidiaries. Therefore, the Company is no longer asserting permanent reinvestment of earnings overseas. Per SAB 118, the Company continues to evaluate the remaining income tax effects on the reversal of the indefinite reinvestment assertion as a result of the Tax Reform Act.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                               2017    2016   2015
                                              ------  ------ ------
                                                  (IN MILLIONS)

Balance at January 1,........................ $  457  $  418 $  475
Additions for tax positions of prior years...     28      39     44
Reductions for tax positions of prior years..   (245)     --   (101)
Additions for tax positions of current year..     --      --     --
Settlements with Tax Authorities.............    (33)     --     --
                                              ------  ------ ------
Balance at December 31,...................... $  207  $  457 $  418
                                              ------  ------ ------
Unrecognized tax benefits that, if
  recognized, would impact the effective rate    172     329    293
                                              ======  ====== ======

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2017 and 2016 were $23 million and $67 million, respectively. For 2017, 2016 and 2015, respectively, there were $(44) million, $15 million and $(25) million in interest expense related to unrecognized tax benefits.

   It is reasonably possible that the total amount of unrecognized tax benefits will change within the next 12 months due to the conclusion of IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

   As of December 31, 2017, tax years 2010 and subsequent remain subject to examination by the IRS.

15)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in Net income (loss). The balances for the past three years follow:

                                                 DECEMBER 31,
                                              ------------------
                                               2017  2016   2015
                                              -----  ----  -----
                                                 (IN MILLIONS)
Unrealized gains (losses) on investments..... $ 617  $ 54  $ 248
Foreign currency translation adjustments.....   (36)  (77)   (59)
Defined benefit pension plans................   (51)  (46)   (43)
                                              -----  ----  -----
Total accumulated other comprehensive income
  (loss).....................................   530   (69)   146
                                              -----  ----  -----
Less: Accumulated other comprehensive
  (income) loss attributable to
  noncontrolling interest....................    68    86     69
                                              -----  ----  -----
Accumulated Other Comprehensive Income
  (Loss) Attributable to AXA Equitable....... $ 598  $ 17  $ 215
                                              =====  ====  =====

   The components of OCI for the past three years, net of tax, follow:

                                                 2017   2016    2015
                                                -----  -----  -------
                                                    (IN MILLIONS)
Foreign currency translation adjustments:
  Foreign currency translation gains
   (losses) arising during the period.......... $  41  $ (18) $   (25)
  (Gains) losses reclassified into net
   income (loss) during the period.............    --     --       --
                                                -----  -----  -------
  Foreign currency translation adjustment......    41    (18)     (25)
                                                -----  -----  -------
Change in net unrealized gains (losses) on
  investments:
  Net unrealized gains (losses) arising
   during the year.............................   741   (160)  (1,020)
  (Gains) losses reclassified into net
   income (loss) during the year/(1)/..........     8      2       12
                                                -----  -----  -------
Net unrealized gains (losses) on investments...   749   (158)  (1,008)
Adjustments for policyholders' liabilities,
  DAC, insurance liability loss recognition
  and other....................................  (186)   (36)     176
                                                -----  -----  -------
Change in unrealized gains (losses), net of
  adjustments (net of deferred income tax
  expense (benefit) of $(244) million, $(97)
  million, and $(454) million).................   563   (194)    (832)
                                                -----  -----  -------
Change in defined benefit plans:
  Net gain (loss) arising during the year......    --     --       --
  Prior service cost arising during the year...    --     --       --
   Less: reclassification adjustments to net
     income (loss) for:/(2)/...................
     Amortization of net (gains) losses
       included in net periodic cost...........    (5)    (3)      (4)
     Amortization of net prior service
       credit included in net periodic cost....    --     --       --
                                                -----  -----  -------
Change in defined benefit plans (net of
  deferred income tax expense (benefit) of
  $(2), $(2) and $(2)).........................    (5)    (3)      (4)
                                                -----  -----  -------
Total other comprehensive income (loss), net
  of income taxes..............................   599   (215)     861
Less: Other comprehensive (income) loss
  attributable to noncontrolling interest......   (18)    17       15
                                                -----  -----  -------
Other Comprehensive Income (Loss)
  Attributable to AXA Equitable................ $ 581  $(198) $  (846)
                                                =====  =====  =======

  /(1)/See "Reclassification adjustments" in Note 3. Reclassification amounts presented net of income tax expense (benefit) of $(5) million, $(1) million and $(6) million for 2017, 2016 and 2015, respectively.

  /(2)/These AOCI components are included in the computation of net periodic costs (see "Employee Benefit Plans" in Note 12). Reclassification amounts presented net of income tax expense (benefit) of $2 million, $2 million and $2 million for 2017, 2016 and 2015, respectively.

   Investment gains and losses reclassified from AOCI to net income (loss) primarily consist of realized gains (losses) on sales and OTTI of AFS securities and are included in Total investment gains (losses), net on the consolidated statements of income (loss). Amounts reclassified from AOCI to net income (loss) as related to defined benefit plans primarily consist of amortizations of net (gains) losses and net prior service cost (credit) recognized as a component of net periodic cost and reported in Compensation and benefit expenses in the consolidated statements of income (loss). Amounts presented in the table above are net of tax.

16)COMMITMENTS AND CONTINGENT LIABILITIES

   LITIGATION

   Litigation, regulatory and other loss contingencies arise in the ordinary course of the Company's activities as a diversified financial services firm. The Company is a defendant in a number of litigation matters arising from the conduct of its business. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages and other relief. Claimants are not always required to specify the monetary damages they seek or they may be required only to state an amount sufficient to meet a court's jurisdictional requirements. Moreover, some jurisdictions allow claimants to allege monetary damages that far exceed any reasonably possible verdict. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim often bears little relevance to the merits or potential value of a claim. Litigation against the Company includes a variety of claims including, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, product design, features and accompanying disclosure, cost of insurance increases, the use of captive reinsurers, payments of death benefits and the reporting and escheatment of unclaimed property, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters.

   As with other financial services companies, the Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters.

   The outcome of a litigation or regulatory matter is difficult to predict and the amount or range of potential losses associated with these or other loss contingencies requires significant management judgment. It is not possible to predict the ultimate outcome or to provide reasonably possible losses or ranges of losses for all pending regulatory matters, litigation and other loss contingencies. While it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known, management believes that neither the outcome of pending litigation and regulatory matters, nor potential liabilities associated with other loss contingencies, are likely to have such an effect. However, given the large and indeterminate amounts sought in certain litigation and the inherent unpredictability of all such matters, it is possible that an adverse outcome in certain of the Company's litigation or regulatory matters, or liabilities arising from other loss contingencies, could, from time to time, have a material adverse effect upon the Company's results of operations or cash flows in a particular quarterly or annual period.

   For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses. As of December 31, 2017, the Company estimates the aggregate range of reasonably possible losses, in excess of any amounts accrued for these matters as of such date, to be up to approximately
   $90 million.

   For other matters, the Company is currently not able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from plaintiffs and other parties, investigation of factual allegations, rulings by a court on motions or appeals, analysis by experts and the progress of settlement discussions. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and regulatory contingencies and updates the Company's accruals, disclosures and reasonably possible losses or ranges of loss based on such reviews.

   In July 2011, a derivative action was filed in the United States District Court for the District of New Jersey entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("Sivolella Litigation") and a substantially similar action was filed in January 2013 entitled Sanford ET AL. v. AXA Equitable FMG ("Sanford Litigation"). These lawsuits were filed on behalf of a total of twelve mutual funds and, among other things, seek recovery under (i) Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and AXA Equitable FMG for investment management services and administrative services and
   (ii) a variety of other theories including unjust enrichment. The Sivolella Litigation and the Sanford Litigation were consolidated and a 25-day trial commenced in January 2016 and concluded in February 2016. In August 2016, the District Court issued its decision in favor of AXA Equitable and AXA Equitable FMG, finding that the plaintiffs had failed to meet their burden to demonstrate that AXA Equitable and AXA Equitable FMG breached their fiduciary duty in violation of Section 36(b) of the Investment Company Act or show any actual damages. In September 2016, the plaintiffs filed a motion to amend the District Court's trial opinion and to amend or make new findings of fact and/or conclusions of law. In December 2016, the District Court issued an order denying the motion to amend and plaintiffs filed a notice to appeal the District Court's decision to the U.S. Court of Appeals for the Third Circuit. We are vigorously defending this matter.

   In April 2014, a lawsuit was filed in the United States District Court for the Southern District of New York, now entitled Ross v. AXA Equitable Life Insurance Company. The lawsuit is a putative class action on behalf of all persons and entities that, between 2011 and March 11, 2014, directly or indirectly, purchased, renewed or paid premiums on life insurance policies issued by AXA Equitable (the "Policies"). The complaint alleges that AXA Equitable did not disclose in its New York statutory annual statements or elsewhere that the collateral for certain reinsurance transactions with affiliated reinsurance companies was supported by parental guarantees, an omission that allegedly caused AXA Equitable to misrepresent its "financial condition" and "legal reserve system." The lawsuit seeks recovery under
   Section 4226 of the New York Insurance Law of all premiums paid by the class for the Policies during the relevant period. In July 2015, the Court granted AXA Equitable's motion to dismiss for lack of subject matter jurisdiction. In April 2015, a second action in the United States District Court for the Southern District of New York was filed on behalf of a putative class of variable annuity holders with "Guaranteed Benefits Insurance Riders," entitled Calvin W. Yarbrough, on behalf of himself and all others similarly situated v. AXA Equitable Life Insurance Company. The new action covers the same class period, makes substantially the same allegations, and seeks the same relief as the Ross action. In October 2015, the Court, on its own, dismissed the Yarbrough litigation on similar grounds as the Ross litigation. In December 2015, the Second Circuit denied the plaintiffs motion to consolidate their appeals but ordered that the appeals be heard together before a single panel of judges. In February 2017, the Second Circuit affirmed the decisions of the district court in favor of AXA Equitable, and that decision is now final because the plaintiffs failed to file a further appeal.

   In November 2014, a lawsuit was filed in the Superior Court of New Jersey, Camden County entitled Arlene Shuster, on behalf of herself and all others similarly situated v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action on behalf of all AXA Equitable variable life insurance policyholders who allocated funds from their policy accounts to investments in AXA Equitable's Separate Accounts, which were subsequently subjected to the volatility management strategy and who suffered injury as a result thereof. The action asserts that AXA Equitable breached its variable life insurance contracts by implementing the volatility management strategy. In February 2016, the Court dismissed the complaint. In March 2016, the plaintiff filed a notice of appeal. In August 2015, another lawsuit was filed in Connecticut Superior Court, Judicial Division of New Haven entitled Richard T. O'Donnell, on behalf of himself and all others similarly situated
   v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action on behalf of all persons who purchased variable annuities from AXA Equitable, which were subsequently subjected to the volatility management strategy and who suffered injury as a result thereof. Plaintiff asserts a claim for breach of contract alleging that AXA Equitable implemented the volatility management strategy in violation of applicable law. In November 2015, the Connecticut Federal District Court transferred this action to the United States District Court for the Southern District of New York. In March 2017, the Southern District of New York granted AXA Equitable's motion to dismiss the complaint. In April 2017, the plaintiff filed a notice of appeal. In April 2018, the appellate court reversed the trial court's decision and remanded the case back to Connecticut state court. We are vigorously defending these matters.

   In February 2016, a lawsuit was filed in the United States District Court for the Southern District of New York entitled Brach Family Foundation, Inc.
   v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action brought on behalf of all owners of universal life ("UL") policies subject to AXA Equitable's COI increase. In early 2016, AXA Equitable raised COI rates for certain UL policies issued between 2004 and 2007, which had both issue ages 70 and above and a current face value amount of $1 million and above. The current complaint alleges a claim for breach of contract and a claim that AXA Equitable made misrepresentations in violation of
   Section 4226 of the New York Insurance Law ("Section 4226"). Plaintiff seeks
   (a) with respect to its breach of contract claim, compensatory damages, costs, and, pre- and post-judgment interest, and (b) with respect to its claim concerning Section 4226, a penalty in the amount of premiums paid by the plaintiff and the putative class. AXA Equitable's response to the complaint was filed in February 2017. Additionally, a separate putative class action and seven individual actions challenging the COI increase have been filed against AXA Equitable in Federal or State courts. Within that group, all of the outstanding Federal actions (the second putative class action and three individual actions) have been transferred to the Federal court where the Brach Family Foundation, Inc. litigation is pending. In October 2017, the Brach court entered an order consolidating the Brach class action and the other putative class action for all purposes and has also ordered that the three individual actions be consolidated with the Brach litigation for the purposes of coordinating pre-trial activities. We are in various stages of motion practice in each of these matters and are vigorously defending them.

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2018 and the four successive years are $214 million, $207 million, $177 million, $169 million, $156 million and $334 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2018 and the four successive years is $56 million, $58 million, $41 million, $40 million, $37 million and $60 million thereafter.

   Rent expense, which is amortized on a straight-line basis over the life of the lease, was $142.9 million, $140.2 million, $137.7 million, respectively, for the years ended December 31, 2017, 2016 and 2015, net of sublease income of $16.4 million, $15.8 million, $5.2 million, respectively, for the years ended December 31, 2017, 2016 and 2015.

   Obligations under Funding Agreements

   Entering into FHLBNY membership, borrowings and funding agreements requires the ownership of FHLBNY stock and the pledge of assets as collateral, AXA Equitable has purchased FHLBNY stock of $144 million and pledged collateral with a carrying value of $4,510 million, as of December 31, 2017. AXA Equitable issues short-term funding agreements to the FHLBNY and uses the funds for asset liability and cash management purposes. AXA Equitable issues long term funding agreements to the FHLBNY and uses the funds for spread lending purposes. Funding agreements are reported in Policyholders' account balances in the consolidated balance sheets. For other instruments used for asset/liability and cash management purposes, see "Derivative and offsetting assets and liabilities" included in Note 3. The table below summarizes AXA Equitable's activity of funding agreements with the FHLBNY.

                                               OUTSTANDING                                           REPAID
                                              BALANCE AT END      MATURITY OF        ISSUED DURING DURING THE
                                                 OF YEAR       OUTSTANDING BALANCE     THE YEAR       YEAR
                                              --------------- ---------------------- ------------- ----------
                                                                       (IN MILLIONS)
DECEMBER 31, 2017:
Short-term FHLBNY funding agreements.........             500 less than one month            6,000      6,000
Long-term FHLBNY funding agreements..........           1,244 less than 4 years                324
                                                          377 Less than 5 years                303
                                                          879 great than five years            135
                                              ---------------                        ------------- ----------
Total long-term funding agreements...........           2,500                                  762         --
                                              ---------------                        ------------- ----------
Total FHLBNY funding agreements at
  December 31, 2017/(1)/.....................           3,000                                6,762      6,000
                                              ===============                        ============= ==========
December 31, 2016:
Short-term FHLBNY funding agreements......... $           500 less than one month    $       6,000 $    6,000
Long-term FHLBNY funding agreements.......... $            58 less than 4 years      $          58 $       --
                                              $           862 Less than 5 years      $         862 $       --
                                              $           818 great than five years  $         818 $       --
                                              ---------------                        ------------- ----------
Total long-term funding agreements........... $         1,738                        $       1,738 $       --
                                              ---------------                        ------------- ----------
Total FHLBNY funding agreements at
  December 31, 2016.......................... $         2,238                        $       7,738 $    6,000
                                              ===============                        ============= ==========

  /(1)/The $14 million difference between the funding agreements carrying value shown in fair value table for 2017 reflects the remaining amortization of a hedge implemented and closed, which locked in the funding agreements borrowing rates.

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2017, 2016 and 2015, respectively, AXA Equitable recorded $29 million, $21 million and $3 million pre-tax charges related to severance and lease costs. The amounts recorded in 2015 included pre-tax charges of $25 million, respectively, related to the reduction in office space in the Company's 1290 Avenue of the Americas, New York, NY headquarters. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                              DECEMBER 31,
                                              ------------
                                               2017   2016
                                              -----  -----
                                              (IN MILLIONS)
SEVERANCE
Balance, beginning of year................... $  22  $  11
Additions....................................    17     20
Cash payments................................   (14)    (9)
Other reductions.............................    (2)    --
                                              -----  -----
Balance, end of Year......................... $  23  $  22
                                              =====  =====

                                               DECEMBER 31,
                                              --------------
                                               2017    2016
                                              ------  ------
                                               (IN MILLIONS)
LEASES
Balance, beginning of year................... $  170  $  190
Expense incurred.............................     29      12
Deferred rent................................     10       5
Payments made................................    (48)    (42)
Interest accretion...........................      4       5
                                              ------  ------
Balance, end of year......................... $  165  $  170
                                              ======  ======

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates and others. At December 31, 2017, these arrangements include commitments by the Company to provide equity financing of $715 million (including $193 million with affiliates and $22 million on consolidated VIEs) to certain limited partnerships and real estate joint ventures under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2017. The Company had $636 million of commitments under existing mortgage loan agreements at December 31, 2017.

   AB maintains a guarantee in connection with the AB Credit Facility. If SCB LLC is unable to meet its obligations, AB will pay the obligations when due or on demand. In addition, AB maintains guarantees totaling $375 million for the three of SCB LLC's four uncommitted lines of credit.

   AB maintains a guarantee with a commercial bank, under which it guarantees the obligations in the ordinary course of business of SCB LLC, Sanford C. Bernstein Limited ("SCBL") and AllianceBernstein Holdings (Cayman) Ltd. ("AB Cayman"). AB also maintains three additional guarantees with other commercial banks under which it guarantees approximately $410 million of obligations for SCBL. In the event that SCB LLC, SCBL or AB Cayman is unable to meet its obligations, AB will pay the obligations when due or on demand.

   During 2010, as general partner of the AB U.S. Real Estate L.P. (the "Real Estate Fund"), AB committed to invest $25 million in the Real Estate
   Fund. As of December 31, 2017, AB had funded $22 million of this commitment. As general partner of the AB U.S. Real Estate II L.P. ("Real Estate Fund II"), AB committed to invest $28 million in Real Estate Fund II. As of December 31, 2017, AB funded $10 million of this commitment

   During 2012, AB entered into an investment agreement under which it committed to invest up to $8 million in an oil and gas fund over a three-year period. As of December 31, 2017, AB had funded $6 million of this commitment.

   AB has not been required to perform under any of the above agreements and currently have no liability in connection with these agreements.

17)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under New York Insurance law, a domestic life insurer may not, without prior approval of the NYDFS, pay a dividend to its shareholders exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than approximately $1,242 million during 2018. Payment of dividends exceeding this amount requires the insurer to file a notice of its intent to declare such dividends with the NYDFS who then has 30 days to disapprove the distribution. For 2017, 2016 and 2015, respectively, AXA Equitable's statutory net income (loss) totaled $894 million, $679 million and $2,038 million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $7,988 million and $5,278 million at December 31, 2017 and 2016, respectively. In 2017, AXA Equitable did not pay shareholder dividends and in 2016, AXA Equitable paid $1,050 million in shareholder dividends. In 2015, AXA Equitable paid $767 million in shareholder dividends and transferred approximately 10.0 million in Units of AB (fair value of $245 million) in the form of a dividend to AEFS.

   At December 31, 2017, AXA Equitable, in accordance with various government and state regulations, had $61 million of securities on deposit with such government or state agencies.

   In 2015, AXA Equitable repaid $200 million of third party surplus notes at maturity.

   At December 31, 2017 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2017.

   The Company cedes a portion of their statutory reserves to AXA RE Arizona, a captive reinsurer, as part of the Company's capital management strategy. AXA RE Arizona prepares financial statements in a special purpose framework for statutory reporting.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AB and AB Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under GAAP; (g) reporting the surplus notes as a component of surplus in SAP but as a liability in GAAP; (h) computer software development costs are capitalized under GAAP but expensed under SAP; (i) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under GAAP, (j) the fair valuing of all acquired assets and liabilities including intangible assets are required for GAAP purchase accounting and
   (k) cost of reinsurance which is recognized as expense under SAP and amortized over the life of the underlying reinsured policies under GAAP.

18)BUSINESS SEGMENT INFORMATION

   The Company has four reportable segments: Individual Retirement, Group Retirement, Investment Management and Research and Protection Solutions.

   The Company changed its segment presentation in the fourth quarter 2017. The segment disclosures are based on the intention to provide the users of the financial statements with a view of the business from the Company's perspective. As a result, the Company determined that it is more useful for a user of the financial statements to assess the historical performance on the basis which management currently evaluates the business. The reportable segments are based on the nature of the business activities, as they exist as of the initial filing date.

   These segments reflect the manner by which the Company's chief operating decision maker views and manages the business. A brief description of these segments follows:

      . The Individual Retirement segment offers a diverse suite of variable annuity products which are primarily sold to affluent and high net worth individuals saving for retirement or seeking retirement income.

      . The Group Retirement segment offers tax-deferred investment and retirement plans to be sponsored by educational entities, municipalities and not-for-profit entities as well as small and medium-sized businesses.

      . The Investment Management and Research segment provides diversified investment management, research and related solutions globally to a broad range of clients through three main client channels-Institutional, Retail and Private Wealth Management-and distributes its institutional research products and solutions through Bernstein Research Services.

      . The Protection Solutions segment includes our life insurance and group employee benefits businesses. Our life insurance business offers a variety of variable universal life, universal life and term life products to help affluent and high net worth individuals, as well as small and medium-sized business owners, with their wealth protection, wealth transfer and corporate needs. Our group employee benefits business offers a suite of dental, vision, life, and short- and long-term disability and other insurance products to small and medium-size businesses across the United States.

   MEASUREMENT

   Operating earnings (loss) is the financial measure which primarily focuses on the Company's segments' results of operations as well as the underlying profitability of the Company's core business. By excluding items that can be distortive and unpredictable such as investment gains (losses) and investment income (loss) from derivative instruments, the Company believes operating earnings (loss) by segment enhances the understanding of the Company's underlying drivers of profitability and trends in the Company's segments. Operating earnings is calculated by adjusting each segment's Net income (loss) attributable to AXA Equitable for the following items:

      . Adjustments related to GMxB features include changes in the fair value of the derivatives we use to hedge our GMxB features within our variable annuity products, the effect of benefit ratio unlock adjustments and changes in the fair value of the embedded derivatives of our GMxB riders reflected within variable annuity products net derivative result;

      . Investment (gains) losses, which includes other-than-temporary impairments of securities, sales or disposals of securities/investments, realized capital gains/losses, and valuation allowances;

      . Derivative (gains) losses from certain derivative instruments, which includes net derivative (gains) losses, excluding derivative instruments used to hedge risks associated with interest margins on interest sensitive life and annuity contracts, replicate credit exposure of fixed maturity securities, replicate a dollar-denominated fixed-coupon cash bonds, Separate Account fee hedges, and freestanding and embedded derivatives associated with products with GMxB features;

      . Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension and other postretirement benefit obligations;

      . Other adjustments including restructuring costs related to severance, lease write-offs related to non-recurring restructuring activities and write-downs of goodwill; and

      . Income tax expense (benefit) related to above adjustments and non-recurring tax items.

   All of the Company's premiums, UL and investment-type product policy fees and other revenues originated in the United States. Income (loss) from operations, before income taxes included $139 million, $109 million and $111 million generated outside of the United States in 2017, 2016 and 2015, respectively, primarily attributable to our Investment Management and Research Segment.

   Revenues derived from any customer did not exceed 10% of revenues for the years ended December 31, 2017, 2016 and 2015.

   The table below presents operating earnings (loss) by segment and Corporate and Other and a reconciliation to Net income (loss) attributable to AXA Equitable for the years ended December 31, 2017, 2016 and 2015, respectively:

                                                 YEAR ENDED DECEMBER 31,
                                              ----------------------------
                                                2017      2016      2015
                                              --------  --------  --------
                                                      (IN MILLIONS)
Net income (loss) attributable to AXA
  Equitable.................................. $  2,860  $    210  $    662
Adjustments related to:
  GMxB features..............................      282     1,511       818
  Investment (gains) losses..................      125       (16)       20
  Investment income (loss) from certain
   derivative instruments....................       18         6      (104)
  Net actuarial (gains) losses related to
   pension and other postretirement benefit
   obligations...............................      132       135       137
  Other adjustments..........................       49        15       (11)
  Income tax expense (benefit) related to
   above adjustments.........................     (183)     (566)     (279)
  Non-recurring tax items....................   (1,538)       22       (78)
                                              --------  --------  --------
Non-GAAP Operating Earnings.................. $  1,745  $  1,317  $  1,165
                                              ========  ========  ========
Operating earnings (loss) by segment:
  Individual Retirement...................... $  1,230  $  1,026  $    911
  Group Retirement...........................      287       173       166
  Investment Management and Research.........      139       108       136
  Protection Solutions.......................      210       105       108
  Corporate and Other/(1)/...................     (121)      (95)     (156)

  /(1)/Includes interest expense of $23 million, $13 million and $19 million, in 2017, 2016 and 2015, respectively.

   Segment revenues is a measure of the Company's revenue by segment as adjusted to exclude certain items. The following table reconciles segment revenues to Total revenues by excluding the following items:

      . Adjustment related to our GMxB business which includes: changes in the fair value of the derivatives we use to hedge our GMxB riders within our variable annuities, and changes in the fair value of the embedded derivatives of our GMxB riders reflected within variable annuity net derivative result;

      . Investment gains (losses), which include other-than-temporary impairments of securities, sales or disposals of securities/investments, realized capital gains/losses, and valuation allowances; and

      . Investment income (loss) from certain derivative instruments, which includes net derivative gains (losses), excluding derivative instruments used to hedge risks associated with interest margins on interest sensitive life and annuity contracts, separate account fee hedges, and freestanding and embedded derivatives associated with products with GMxB features.

   The table below presents Segment revenues for the years ended December 31, 2017, 2016 and 2015.

                                                 YEAR ENDED DECEMBER 31,
                                              -----------------------------
                                                 2017      2016      2015
                                              ---------  --------  --------
                                                      (IN MILLIONS)
Segment revenues:
  Individual Retirement/(1)/................. $   3,788  $  3,239  $  2,548
  Group Retirement/(1)/......................       972       822       806
  Investment Management and Research/(2)/....     3,214     2,931     3,015
  Protection Solutions/(1)/..................     2,417     2,544     2,451
  Corporate and Other/(1)/...................       907       935       913
Adjustments related to:
  GMxB features..............................       381    (1,500)     (818)
  Investment gains (losses)..................      (125)       16       (20)
  Investment income (loss) from certain
   derivative instruments....................       (18)       (6)      104
  Other adjustments to segment revenues......       197       157       (38)
                                              ---------  --------  --------
  Total revenues............................. $  11,733  $  9,138  $  8,961
                                              =========  ========  ========

  /(1)/Includes investment expenses charged by AB of approximately $52 million, $50 million, and $45 million for 2017, 2016 and 2015, respectively, for services provided to the Company.

  /(2)/Inter-segment investment management and other fees of approximately
       $81 million, $77 million, and $73 million for 2017, 2016 and 2015, respectively, are included in segment revenues of the Investment Management and Research segment.

   The table below presents Total assets by segment as of December 31, 2017 and 2016:

                                                  DECEMBER 31,
                                              ---------------------
                                                 2017       2016
                                              ---------- ----------
                                                  (IN MILLIONS)
Total assets by segment:
  Individual Retirement...................... $  120,612 $  106,249
  Group Retirement...........................     40,472     33,300
  Investment Management and Research.........     10,079      9,533
  Protection Solutions.......................     34,328     32,310
  Corporate and Other........................     20,494     23,164
                                              ---------- ----------
   Total assets.............................. $  225,985 $  204,556
                                              ========== ==========

19)QUARTERLY INTERIM FINANCIAL INFORMATION (UNAUDITED)

   Management identified errors in its previously issued financial statements. These errors primarily relate to errors in the calculation of policyholders' benefit reserves for the Company's life products and the calculation of DAC amortization for certain variable and interest sensitive life products. Based upon quantitative and qualitative factors, management determined that the impact of the errors was not material to the consolidated financial statements as of and for the three months ended September 30, 2017, June 30, 2017, March 31, 2017, September 30, 2016, June 30, 2016, and March 31, 2016.
   In order to improve the consistency and comparability of the financial statements, management voluntarily revised the consolidated statements of income (loss) for the quarters ended 2017 and 2016. The impacts of the revisions and change in accounting principle to the quarterly results of operations for 2017 and 2016 are summarized in the tables below.

                                                              THREE MONTHS ENDED
                                              -------------------------------------------------
                                               MARCH 31    JUNE 30   SEPTEMBER 30  DECEMBER 31
                                              ----------  ---------- ------------ -------------
                                                                (IN MILLIONS)
2017
Total Revenues............................... $    2,314  $    4,548  $     2,429 $       2,442
                                              ==========  ==========  =========== =============
Total benefits and other deductions.......... $    2,489  $    2,514  $     2,409 $       2,066
                                              ==========  ==========  =========== =============
Net income (loss)............................ $      (54) $    1,615  $       121 $       1,712
                                              ==========  ==========  =========== =============

2016
Total Revenues............................... $    3,901  $    3,297  $     2,153 $        (213)
                                              ==========  ==========  =========== =============
Total benefits and other deductions.......... $    2,441  $    2,424  $     2,013 $       1,638
                                              ==========  ==========  =========== =============
Net income (loss)............................ $    1,075  $      600  $       175 $      (1,144)
                                              ==========  ==========  =========== =============

                                                                         AS REVISED   IMPACT OF
                                              AS PREVIOUSLY  IMPACT OF  AND ADJUSTED  ACCOUNTING
                                                REPORTED     REVISIONS     HEREIN       CHANGE     AS REVISED
                                              -------------  ---------  ------------  ----------  -----------
                                                                       (IN MILLIONS)
THREE MONTHS ENDED SEPTEMBER 30, 2017
Total Revenues...............................  $      2,520  $     (91)  $     2,429  $       --  $     2,429
                                               ============  =========   ===========  ==========  ===========
Total benefits and other deductions..........  $      2,581  $    (172)  $     2,409  $       --  $     2,409
                                               ============  =========   ===========  ==========  ===========
Net income (loss)............................  $         66  $      55   $       121  $       --  $       121
                                               ============  =========   ===========  ==========  ===========
THREE MONTHS ENDED JUNE 30, 2017
Total Revenues...............................  $      4,488  $    (138)  $     4,350  $      198  $     4,548
                                               ============  =========   ===========  ==========  ===========
Total benefits and other deductions..........  $      2,691  $     (45)  $     2,646  $     (132) $     2,514
                                               ============  =========   ===========  ==========  ===========
Net income (loss)............................  $      1,459  $     (59)  $     1,400  $      215  $     1,615
                                               ============  =========   ===========  ==========  ===========
THREE MONTHS ENDED MARCH 31, 2017
Total Revenues...............................  $      1,989  $     (67)  $     1,922  $      392  $     2,314
                                               ============  =========   ===========  ==========  ===========
Total benefits and other deductions..........  $      2,562  $    (143)  $     2,419  $       70  $     2,489
                                               ============  =========   ===========  ==========  ===========
Net income (loss)............................  $       (313) $      50   $      (263) $      209  $       (54)
                                               ============  =========   ===========  ==========  ===========
THREE MONTHS ENDED DECEMBER 31, 2016
Total Revenues...............................  $     (1,942) $      75   $    (1,867) $    1,654  $      (213)
                                               ============  =========   ===========  ==========  ===========
Total benefits and other deductions..........  $      1,627  $      73   $     1,700  $      (62) $     1,638
                                               ============  =========   ===========  ==========  ===========
Net income (loss)............................  $     (2,259) $      --   $    (2,259) $    1,115  $    (1,144)
                                               ============  =========   ===========  ==========  ===========

                                                                        AS REVISED   IMPACT OF
                                              AS PREVIOUSLY IMPACT OF  AND ADJUSTED  ACCOUNTING
                                                REPORTED    REVISIONS     HEREIN       CHANGE    AS REVISED
                                              ------------- ---------  ------------ -----------  ----------
                                                                      (IN MILLIONS)

Three Months Ended September 30, 2016
Total Revenues...............................    $    2,006  $     (8)   $    1,998 $       155  $    2,153
                                                 ==========  ========    ========== ===========  ==========
Total benefits and other deductions..........    $    2,036  $    (22)   $    2,014 $        (1) $    2,013
                                                 ==========  ========    ========== ===========  ==========
Net income (loss)............................    $       22  $     51    $       73 $       102  $      175
                                                 ==========  ========    ========== ===========  ==========
Three Months Ended June 30, 2016
Total Revenues...............................    $    4,157  $     12    $    4,169 $      (872) $    3,297
                                                 ==========  ========    ========== ===========  ==========
Total benefits and other deductions..........    $    2,581  $     (5)   $    2,576 $      (152) $    2,424
                                                 ==========  ========    ========== ===========  ==========
Net income (loss)............................    $    1,061  $      7    $    1,068 $      (468) $      600
                                                 ==========  ========    ========== ===========  ==========
Three Months Ended March 31, 2016
Total Revenues...............................    $    4,927  $    110    $    5,037 $    (1,136) $    3,901
                                                 ==========  ========    ========== ===========  ==========
Total benefits and other deductions..........    $    2,473  $     67    $    2,540 $       (99) $    2,441
                                                 ==========  ========    ========== ===========  ==========
Net income (loss)............................    $    1,720  $     29    $    1,749 $      (674) $    1,075
                                                 ==========  ========    ========== ===========  ==========

   The impact of these errors to the consolidated financial statements for the three and nine months ended September 30, 2017, the three and six months ended June 30, 2017 and the three months ended March 31, 2017 was not considered to be material, either individually or in the aggregate. In order to improve the consistency and comparability of the financial statements, management has voluntarily revised the consolidated statements of income
   (loss), statements of comprehensive income (loss), statements of equity and statements of cash flow for each of these periods. The effects of the adjustments on the Company's financial statements are summarized in the tables that follow.

   The following tables present line items for September 30, 2017 financial information that has been affected by the revisions. This information has been corrected from the information previously presented in the Q3 2017 Form 10-Q. For these items, the tables detail the amounts as previously reported and the impact upon those line items due to the revisions and the amounts as currently revised.

                                                  AS
                                              PREVIOUSLY IMPACT OF
                                               REPORTED  REVISIONS  AS REVISED
                                              ---------- ---------  ----------
                                                       (IN MILLIONS)
AS OF SEPTEMBER 30, 2017
ASSETS:
  DAC........................................      4,550       353       4,903
  Amounts due from reinsurers................      5,016       (12)      5,004
  Guaranteed minimum income benefit
   reinsurance asset, at fair value..........     10,933       (33)     10,900
  Other Assets...............................      4,258        18       4,276
                                                            ------
   Total Assets.............................. $  219,069    $  326  $  219,395
                                                            ------
LIABILITIES:
  Future policyholders' benefits and other
   policyholders' liabilities................     29,423        29      29,452
  Current and deferred taxes.................      3,148       117       3,265
                                                            ------
   Total Liabilities.........................    202,669       146     202,815
                                                            ------
EQUITY:
  Retained Earnings..........................      7,265       211       7,476
  Accumulated other comprehensive income
   (loss)....................................        362       (31)        331
  AXA Equitable Equity.......................     12,990       180      13,170
  Equity.....................................     15,959       180      16,139
                                                            ------
Total Liabilities and Equity................. $  219,069    $  326  $  219,395
                                                            ======

                                               AS PREVIOUSLY  IMPACT OF
                                                 REPORTED     REVISIONS   AS REVISED
                                               -------------  ---------  -----------
                                                           (IN MILLIONS)
THREE MONTHS ENDED SEPTEMBER 30, 2017
STATEMENTS OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income.............. $         914  $      (7) $       907
   Premiums...................................           204          4          208
   Net derivative gains (losses)..............          (318)       (88)        (406)
                                                              ---------
     Total revenues...........................         2,520        (91)       2,429
                                                              ---------
  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits....................           995        (88)         907
   Interest credited to policyholders'
     account balances.........................           350       (105)         245
   Amortization of deferred policy
     acquisition costs, net...................           (33)        21          (12)
                                                              ---------
     Total benefits and other deductions......         2,581       (172)       2,409
                                                              ---------
  Income (loss) from operations, before
   income taxes...............................           (61)        81           20
  Income tax (expense) benefit................           127        (26)         101
                                                              ---------
  Net income (loss)...........................            66         55          121
  Net income (loss) attributable to AXA
   Equitable.................................. $         (56) $      55  $        (1)
                                                              =========
  STATEMENTS OF COMPREHENSIVE INCOME (LOSS):
   Net income (loss).......................... $          66  $      55  $       121
   Change in unrealized gains (losses), net
     of reclassification adjustment...........           (55)       (24)         (79)
   Other comprehensive income.................           (52)       (24)         (76)
                                                              ---------
   Comprehensive income (loss)................            14         31           45
                                                              ---------
   Comprehensive income (loss) attributable
     to AXA Equitable......................... $        (140) $      31  $      (109)
                                                              =========

                                               AS PREVIOUSLY   IMPACT OF
                                                 REPORTED      REVISIONS   AS REVISED
                                               -------------  ----------  -----------
                                                            (IN MILLIONS)
NINE MONTHS ENDED SEPTEMBER 30, 2017
STATEMENTS OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income.............. $       2,626  $      (21) $     2,605
   Premiums...................................           645          20          665
   Net derivative gains (losses)..............         1,376        (384)         992
                                                              ----------
     Total revenues...........................         9,673        (385)       9,288
                                                              ----------
  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits....................         3,308         (62)       3,246
   Interest credited to policyholders'
     account balances.........................         1,008        (279)         729
   Amortization of deferred policy
     acquisition costs, net...................            15         (47)         (32)
                                                              ----------
     Total benefits and other deductions......         7,800        (388)       7,412
                                                              ----------
  Income (loss) from operations, before
   income taxes...............................         1,873           3        1,876
  Income tax (expense) benefit................          (196)         (1)        (197)
                                                              ----------
  Net income (loss)...........................         1,677           2        1,679
  Net income (loss) attributable to AXA
   Equitable.................................. $       1,324  $        2  $     1,326
                                                              ==========
  STATEMENTS OF COMPREHENSIVE INCOME (LOSS):
   Net income (loss).......................... $       1,677  $        2  $     1,679
   Change in unrealized gains (losses), net
     of reclassification adjustment...........           362         (47)         315
   Other comprehensive income.................           380         (47)         333
                                                              ----------
   Comprehensive income (loss)................         2,057         (45)       2,012
                                                              ----------
   Comprehensive income (loss) attributable
     to AXA Equitable......................... $       1,685  $      (45) $     1,640
                                                              ==========

                                               AS PREVIOUSLY  IMPACT OF
                                                 REPORTED     REVISIONS   AS REVISED
                                               -------------  ---------  -----------
                                                           (IN MILLIONS)
NINE MONTHS ENDED SEPTEMBER 30, 2017
STATEMENTS OF EQUITY:
  Retained earnings, beginning of year........ $       5,941  $     209  $     6,150
  Net income (loss)...........................         1,324          2        1,326
  Retained earnings, end of period............         7,265        211        7,476
  Accumulated other comprehensive income,
   beginning of year..........................             1         16           17
  Other comprehensive income (loss)...........           361        (47)         314
  Accumulated other comprehensive income,
   end of period..............................           362        (31)         331
                                                              ---------
  Total AXA Equitable's equity, end of period.        12,990        180       13,170
                                                              ---------
     TOTAL EQUITY, END OF PERIOD.............. $      15,959  $     180  $    16,139
                                                              =========

                                               AS PREVIOUSLY  IMPACT OF
                                                 REPORTED     REVISIONS   AS REVISED
                                               -------------  ---------  -----------
                                                           (IN MILLIONS)
NINE MONTHS ENDED SEPTEMBER 30, 2017
STATEMENTS OF CASH FLOWS:
CASH FLOW FROM OPERATING ACTIVITIES:
  Net income (loss)........................... $       1,677  $       2  $     1,679
  Policy charges and fee income...............        (2,626)        21       (2,605)
  Interest credited to policyholders'
   account balances...........................         1,008       (279)         729
  Net derivative (gains) loss.................        (1,376)       384         (992)
Changes in:
  Deferred Policy Acquisition costs...........            15        (47)         (32)
  Future policy benefits......................         1,289        (81)       1,208
                                                              ---------
NET CASH PROVIDED BY (USED IN) OPERATING
ACTIVITIES                                     $         994  $      --  $       994
                                                              =========

   The following tables present line items for June 30, 2017 financial information that has been affected by the revisions and the change in accounting principle. This information has been corrected from the information previously presented in the Q2 2017 Form 10-Q. For these items, the tables detail the amounts as previously reported, the impact upon those line items due to the revisions, as revised after the revisions, the impacts of the change in accounting principle and the amounts as currently revised.

                                                                         AS REVISED  IMPACT OF
                                              AS PREVIOUSLY  IMPACT OF  AND ADJUSTED ACCOUNTING
                                                REPORTED     REVISIONS     HEREIN      CHANGE    AS REVISED
                                              ------------- ----------  ------------ ----------  -----------
                                                                      (IN MILLIONS)
AS OF JUNE 30, 2017
ASSETS:
  Other equity investments...................   $     1,477 $      (21)  $     1,456 $       --  $     1,456
  Other invested assets......................         2,622         32         2,654         --        2,654
                                                            ----------               ----------
  Total investments..........................        62,111         11        62,122         --       62,122
  DAC........................................         4,141        247         4,388        525        4,913
  Amounts due from reinsurers................         4,870         19         4,889         --        4,889
  Guaranteed minimum income benefit
   reinsurance contract asset, at fair value.        11,290        (30)       11,260         --       11,260
                                                            ----------               ----------
   Total Assets..............................   $   214,941 $      247   $   215,188 $      525  $   215,713
                                                            ----------               ----------
LIABILITIES:
  Policyholders' account balance.............   $    41,531 $      (15)  $    41,516 $       --  $    41,516
  Future policyholders' benefits and other
   policyholders' liabilities................        26,799         79        26,878      2,801       29,679
  Current and deferred taxes.................         4,000         65         4,065       (798)       3,267
  Other liabilities..........................         2,531         (9)        2,522         --        2,522
                                                            ----------               ----------
   Total Liabilities.........................       196,972        120       197,092      2,003      199,095
                                                            ----------               ----------

                                                                           AS REVISED    IMPACT OF
                                               AS PREVIOUSLY   IMPACT OF  AND ADJUSTED   ACCOUNTING
                                                 REPORTED      REVISIONS     HEREIN        CHANGE     AS REVISED
                                               -------------  ----------  ------------  -----------  -----------
                                                                         (IN MILLIONS)
EQUITY:
  Retained Earnings...........................   $     8,779  $      150   $     8,929  $    (1,450) $     7,479
  Accumulated other comprehensive income
   (loss).....................................           493         (34)          459          (28)         431
                                                              ----------                -----------
  AXA Equitable Equity........................        14,635         116        14,751       (1,478)      13,273
  Noncontrolling interest.....................         2,973          11         2,984           --        2,984
                                                              ----------                -----------
  Equity......................................        17,608         127        17,735       (1,478)      16,257
                                                              ==========                ===========
Total Liabilities and Equity..................   $   214,941  $      247   $   215,188  $       525  $   215,713
                                                              ==========                ===========

                                                                           AS REVISED    IMPACT OF
                                               AS PREVIOUSLY   IMPACT OF  AND ADJUSTED   ACCOUNTING
                                                 REPORTED      REVISIONS     HEREIN        CHANGE     AS REVISED
                                               -------------  ----------  ------------  -----------  -----------
                                                                         (IN MILLIONS)
THREE MONTHS ENDED JUNE 30, 2017
STATEMENTS OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income..............   $       865  $       50   $       915  $       (68) $       847
   Premiums...................................           216           9           225           --          225
   Net derivative gains (losses)..............         1,693        (197)        1,496          266        1,762
                                                              ----------                -----------
     Total revenues...........................         4,488        (138)        4,350          198        4,548
                                                              ----------                -----------
  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits....................         1,452          46         1,498         (134)       1,364
   Amortization of deferred policy
     acquisition costs, net...................           (82)         31           (51)           2          (49)
   Interest credited to policyholders'
     account balances.........................           321        (116)          205           --          205
   Other operating costs and expenses.........           155          (6)          149           --          149
                                                              ----------                -----------
     Total benefits and other deductions......         2,691         (45)        2,646         (132)       2,514
                                                              ----------                -----------
Income (loss) from operations, before income
  taxes.......................................         1,797         (93)        1,704          330        2,034
Income tax (expense) benefit..................          (338)         34          (304)        (115)        (419)
                                                              ----------                -----------
Net income (loss).............................         1,459         (59)        1,400          215        1,615
Net income (loss) attributable to AXA
  Equitable...................................   $     1,346  $      (59)  $     1,287  $       215  $     1,502
                                                              ==========                ===========
STATEMENTS OF COMPREHENSIVE INCOME (LOSS):
  Net income (loss)...........................   $     1,459  $      (59)  $     1,400  $       215  $     1,615
  Change in unrealized gains (losses), net
   of reclassification adjustment.............           314         (29)          285            8          293
  Other comprehensive income..................           294         (29)          265            8          273
                                                              ----------                -----------
  Comprehensive income (loss).................         1,753         (88)        1,665          223        1,888
                                                              ----------                -----------
  Comprehensive income (loss) attributable
   to AXA Equitable...........................   $     1,660  $      (88)  $     1,572  $       223  $     1,795
                                                              ==========                ===========

                                                                           AS REVISED   IMPACT OF
                                               AS PREVIOUSLY   IMPACT OF  AND ADJUSTED  ACCOUNTING
                                                 REPORTED      REVISIONS     HEREIN       CHANGE    AS REVISED
                                               -------------  ----------  ------------  ----------  ----------
                                                                        (IN MILLIONS)
SIX MONTHS ENDED JUNE 30, 2017
STATEMENTS OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income..............     $   1,761  $       72     $   1,833    $   (135)  $   1,698
   Premiums...................................           441          16           457          --         457
   Net derivative gains (losses)..............           969        (296)          673         725       1,398
                                                              ----------                  --------
     Total revenues...........................         6,477        (208)        6,269         590       6,859
                                                              ----------                  --------
  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits....................         2,343          60         2,403         (65)      2,338
   Interest credited to policyholders'
     account balances.........................           658        (174)          484          --         484
   Amortization of deferred policy
     acquisition costs, net...................            43         (66)          (23)          3         (20)
   Other operating costs and expenses.........           539          (9)          530          --         530
                                                              ----------                  --------
     Total benefits and other deductions......         5,253        (189)        5,064         (62)      5,002
                                                              ----------                  --------
Income (loss) from operations, before income
  taxes.......................................         1,224         (19)        1,205         652       1,857
Income tax (expense) benefit..................           (78)          8           (70)       (228)       (298)
                                                              ----------                  --------
Net income (loss).............................         1,146         (11)        1,135         424       1,559
Net income (loss) attributable to AXA
  Equitable...................................     $     915  $      (11)    $     904    $    424   $   1,328
                                                              ==========                  ========
STATEMENTS OF COMPREHENSIVE INCOME (LOSS):
  Net income (loss)...........................     $   1,146  $      (11)    $   1,135    $    424   $   1,559
  Change in unrealized gains (losses), net
   of reclassification adjustment.............           458         (48)          410         (24)        386
  Other comprehensive income..................           473         (48)          425         (24)        401
                                                              ----------                  --------
  Comprehensive income (loss).................         1,619         (59)        1,560         400       1,960
                                                              ----------                  --------
  Comprehensive income (loss) attributable
   to AXA Equitable...........................     $   1,401  $      (59)    $   1,342    $    400   $   1,742
                                                              ==========                  ========

                                                                           AS REVISED   IMPACT OF
                                               AS PREVIOUSLY   IMPACT OF  AND ADJUSTED  ACCOUNTING
                                                 REPORTED      REVISIONS     HEREIN       CHANGE    AS REVISED
                                               -------------  ----------  ------------  ----------  ----------
                                                                        (IN MILLIONS)
SIX MONTHS ENDED JUNE 30, 2017
STATEMENTS OF EQUITY:
  Retained earnings, beginning of year........     $   7,864  $      161     $   8,025    $ (1,874)  $   6,151
  Net income (loss)...........................           915         (11)          904         424       1,328
                                                              ----------                  --------
  Retained earnings, end of period............         8,779         150         8,929      (1,450)      7,479
                                                              ----------                  --------
  Accumulated other comprehensive income,
   beginning of year..........................             7          14            21          (4)         17
  Other comprehensive income (loss)...........           486         (48)          438         (24)        414
                                                              ----------                  --------

                                                                            AS REVISED   IMPACT OF
                                               AS PREVIOUSLY   IMPACT OF   AND ADJUSTED  ACCOUNTING
                                                 REPORTED      REVISIONS      HEREIN       CHANGE    AS REVISED
                                               -------------  -----------  ------------  ----------  ----------
                                                                         (IN MILLIONS)
  Accumulated other comprehensive income,
   end of period..............................    $      493  $       (34)   $      459   $     (28) $      431
                                                              ===========                 =========
  Total AXA Equitable's equity, end of period.        14,635          116        14,751      (1,478)     13,273
                                                              -----------                 ---------
  Noncontrolling interest, beginning of year..         3,085           11         3,096          --       3,096
                                                              -----------                 ---------
  Noncontrolling interest, end of period......         2,973           11         2,984          --       2,984
                                                              ===========                 =========
   TOTAL EQUITY, END OF PERIOD................    $   17,608  $       127    $   17,735   $  (1,478) $   16,257
                                                              ===========                 =========

                                                                            AS REVISED   IMPACT OF
                                               AS PREVIOUSLY   IMPACT OF   AND ADJUSTED  ACCOUNTING
                                                 REPORTED      REVISIONS      HEREIN       CHANGE    AS REVISED
                                               -------------  -----------  ------------  ----------  ----------
                                                                         (IN MILLIONS)
SIX MONTHS ENDED JUNE 30, 2017
STATEMENTS OF CASH FLOWS:
  CASH FLOW FROM OPERATING ACTIVITIES:
   Net income (loss)..........................    $    1,146  $       (11)   $    1,135   $     424  $    1,559
   Policy charges and fee income..............        (1,761)         (72)       (1,833)        135      (1,698)
   Interest credited to policyholders'
     account balances.........................           658         (174)          484          --         484
   Net derivative (gains) loss................          (969)         296          (673)       (725)     (1,398)
   Changes in:................................
   Future policy benefits.....................         1,381          (13)        1,368         (65)      1,303
   Reinsurance recoverable....................          (251)          57          (194)         --        (194)
   Deferred policy acquisition costs..........            43          (66)          (23)          3         (20)
   Current and deferred income taxes..........           (16)          (8)          (24)        228         204
   Other......................................            93           (9)           84          --          84
                                                              -----------                 ---------
Net cash provided by (used in) operating
  activities..................................    $      (75) $        --    $      (75)  $      --  $      (75)
                                                              ===========                 =========

   The following tables present line items for March 31, 2017 financial information that has been affected by the revisions and the change in accounting principle. This information has been corrected from the information previously presented in the Q1 2017 Form 10-Q. For these items, the tables detail the amounts as previously reported, the impact upon those line items due to the revisions, as revised after the revisions, the impacts of the change in accounting principle and the amounts as currently revised.

                                                                             AS REVISED    IMPACT OF
                                              AS PREVIOUSLY   IMPACT OF     AND ADJUSTED   ACCOUNTING
                                                REPORTED      REVISIONS        HEREIN        CHANGE   AS REVISED
                                              ------------- ------------  ---------------- ---------- ----------
                                                                        (IN MILLIONS)
AS OF MARCH 31, 2017
ASSETS:
  Other equity investments...................    $    1,463 $        (23) $          1,440   $     -- $    1,440
  Other invested assets......................         2,050           34             2,084         --      2,084
                                                            ------------                     --------
  Total investments..........................        60,406           11            60,417         --     60,417
  DAC........................................         4,068          367             4,435        526      4,961
  Amounts due from reinsurers................         4,639            8             4,647         --      4,647
  Guaranteed minimum income benefit
   reinsurance asset, at fair value..........         9,795            3             9,798         --      9,798
                                                            ------------                     --------
   Total Assets..............................    $  209,098 $        389  $        209,487   $    526 $  210,013
                                                            ------------                     --------

                                                                           AS REVISED   IMPACT OF
                                               AS PREVIOUSLY   IMPACT OF  AND ADJUSTED  ACCOUNTING
                                                 REPORTED      REVISIONS     HEREIN       CHANGE     AS REVISED
                                               -------------  ----------  ------------  ----------  -----------
                                                                         (IN MILLIONS)
LIABILITIES:
  Policyholders' account balance..............   $    40,308  $      (16)  $    40,292  $       --  $    40,292
  Future policyholders' benefits and other
   policyholders' liabilities.................        25,496          51        25,547       3,144       28,691
  Current and deferred taxes..................         3,523         120         3,643        (917)       2,726
  Other liabilities...........................         2,496          (3)        2,493          --        2,493
                                                              ----------                ----------
   Total Liabilities..........................       192,712         152       192,864       2,227      195,091
                                                              ----------                ----------
EQUITY:
  Retained Earnings...........................         7,411         232         7,643      (1,665)       5,978
  Accumulated other comprehensive income
   (loss).....................................           179          (6)          173         (36)         137
                                                              ----------                ----------
  AXA Equitable Equity........................        12,934         226        13,160      (1,701)      11,459
  Noncontrolling interest.....................         3,035          11         3,046          --        3,046
                                                              ----------                ----------
  Equity......................................        15,969         237        16,206      (1,701)      14,505
                                                              ==========                ==========
   Total Liabilities and Equity...............   $   209,098  $      389   $   209,487  $      526  $   210,013
                                                              ==========                ==========

                                                                           AS REVISED   IMPACT OF
                                               AS PREVIOUSLY   IMPACT OF  AND ADJUSTED  ACCOUNTING
                                                 REPORTED      REVISIONS     HEREIN       CHANGE     AS REVISED
                                               -------------  ----------  ------------  ----------  -----------
                                                                         (IN MILLIONS)
THREE MONTHS ENDED MARCH 31, 2017
STATEMENTS OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income..............   $       896  $       23   $       919  $      (67) $       852
   Premiums...................................           225           7           232          --          232
   Net derivative gains (losses)..............          (724)        (97)         (821)        459         (362)
                                                              ----------                ----------
     Total revenues...........................         1,989         (67)        1,922         392        2,314
                                                              ----------                ----------
  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits....................           891          15           906          69          975
   Interest credited to policyholders'
     account balances.........................           337         (58)          279          --          279
   Amortization of deferred policy
     acquisition costs, net...................           125         (97)           28           1           29
   Other operating costs and expenses.........           384          (3)          381          --          381
                                                              ----------                ----------
     Total benefits and other deductions......         2,562        (143)        2,419          70        2,489
                                                              ----------                ----------
Income (loss) from operations, before income
  taxes.......................................          (573)         76          (497)        322         (175)
Income tax (expense) benefit..................           260         (26)          234        (113)         121
                                                              ----------                ----------
Net income (loss).............................          (313)         50          (263)        209          (54)
Net income (loss) attributable to AXA
  Equitable...................................   $      (431) $       50   $      (381) $      209  $      (172)
                                                              ==========                ==========
STATEMENTS OF COMPREHENSIVE INCOME (LOSS):
  Net income (loss)...........................   $      (313) $       50   $      (263) $      209  $       (54)
  Change in unrealized gains (losses), net
   of reclassification adjustment.............           144         (20)          124         (32)          92
  Other comprehensive income..................           179         (20)          159         (32)         127
                                                              ----------                ----------
  Comprehensive income (loss).................          (134)         30          (104)        177           73
                                                              ----------                ----------
  Comprehensive income (loss) attributable
   to AXA Equitable...........................   $      (259) $       30   $      (229) $      177  $       (52)
                                                              ==========                ==========

                                                                              AS REVISED    IMPACT OF
                                                AS PREVIOUSLY   IMPACT OF    AND ADJUSTED   ACCOUNTING
                                                  REPORTED      REVISIONS       HEREIN        CHANGE    AS REVISED
                                               --------------  ----------  ---------------  ----------  ----------
                                                                          (IN MILLIONS)
THREE MONTHS ENDED MARCH 31, 2017
STATEMENTS OF EQUITY:
  Retained earnings, beginning of year........ $        7,842  $      182  $         8,024  $   (1,874) $    6,150
  Net income (loss)...........................           (431)         50             (381)        209        (172)
                                                               ----------                   ----------
  Retained earnings, end of period............          7,411         232            7,643      (1,665)      5,978
                                                               ----------                   ----------
  Accumulated other comprehensive income,
   beginning of year..........................              7          14               21          (4)         17
  Other comprehensive income (loss)...........            172         (20)             152         (32)        120
                                                               ----------                   ----------
  Accumulated other comprehensive income,
   end of period..............................            179          (6)             173         (36)        137
                                                               ==========                   ==========
  Total AXA Equitable's equity, end of period.         12,934         226           13,160      (1,701)     11,459
                                                               ----------                   ----------
  Noncontrolling interest, beginning of year..          3,085          11            3,096          --       3,096
                                                               ----------                   ----------
  Noncontrolling interest, end of period......          3,035          11            3,046          --       3,046
                                                               ==========                   ==========
   TOTAL EQUITY, END OF PERIOD................ $       15,969  $      237  $        16,206  $   (1,701) $   14,505
                                                               ==========                   ==========

                                                                              AS REVISED    IMPACT OF
                                                AS PREVIOUSLY   IMPACT OF    AND ADJUSTED   ACCOUNTING
                                                  REPORTED      REVISIONS       HEREIN        CHANGE    AS REVISED
                                               --------------  ----------  ---------------  ----------  ----------
                                                                          (IN MILLIONS)
THREE MONTHS ENDED MARCH 31, 2017
  STATEMENTS OF CASH FLOWS:
   Net income (loss).......................... $         (313) $       50  $          (263) $      209  $      (54)
   Policy charges and fee income..............           (896)        (23)            (919)         67        (852)
   Interest credited to policyholders'
     account balances.........................            337         (58)             279          --         279
   Net derivative (gains) loss................            724          97              821        (459)        362
  Changes in:
   Deferred policy acquisition costs..........            125         (97)              28           1          29
   Future policy benefits.....................            185         (13)             172          69         241
   Reinsurance recoverable....................            (44)         21               23          --         (23)
   Current and deferred income taxes..........           (327)         26             (301)        113        (188)
   Other......................................            180          (3)             177          --         177
                                                               ----------                   ----------
  Net cash provided by (used in) operating
   activities................................. $           18  $       --  $            18  $       --  $       18
                                                               ==========                   ==========

20)SUBSEQUENT EVENTS

   Effective February 1, 2018, AXA Equitable entered into a reinsurance agreement to cede 90% of its single premium deferred annuities (SPDA) products issued between 1978-2001 and its Guaranteed Growth Annuity (GGA) single premium deferred annuity products issued between 2001- 2014. As a result of this agreement, AXA Equitable transferred assets with a market value equal to the coinsurance reserves of approximately $635 million.

   In March 2018, AXA Equitable Life sold its interest in two real estate joint ventures to AXA France for a total purchase price of approximately
   $143 million, which resulted in the elimination of $203 million of long-term debt on the Company's balance sheet for the first quarter of 2018.

   The restatement of the Company's 2016 financial statements may cause defaults under certain of AXA Equitable's derivatives agreements. AXA Equitable is seeking waivers for these defaults from the relevant counterparties as appropriate. We do not consider this to have a material impact on our business, results of operations or financial condition.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                                  SCHEDULE I
      SUMMARY OF INVESTMENTS -- OTHER THAN INVESTMENTS IN RELATED PARTIES
                               DECEMBER 31, 2017

                                                                   CARRYING
                                              COST/(1)/ FAIR VALUE  VALUE
                                              --------  ---------- --------
                                                     (IN MILLIONS)
TYPE OF INVESTMENT
Fixed Maturities:
  U.S. government, agencies and authorities..  $12,644   $  13,135 $ 13,135
  State, municipalities and political
   subdivisions..............................      414         481      481
  Foreign governments........................      376         396      396
  Public utilities...........................    3,540       3,728    3,728
  All other corporate bonds..................   17,083      17,784   17,784
  Residential mortgage-backed................      236         251      251
  Asset-backed...............................       89          92       92
  Redeemable preferred stocks................      449         491      491
                                               -------   --------- --------
Total fixed maturities.......................  $34,831   $  36,358 $ 36,358
                                               -------   --------- --------
Equity securities:
Mortgage loans on real estate................   10,943      10,895   10,935
Real estate held for the production of income      390         390      390
Policy loans.................................    3,315       4,210    3,315
Other equity investments.....................    1,351       1,351    1,351
Trading securities...........................   12,661      12,628   12,628
Other invested assets........................    3,121       3,121    3,121
                                               -------   --------- --------
Total Investments............................  $66,612   $  68,953 $ 68,098
                                               =======   ========= ========

  /(1)/Cost for fixed maturities represents original cost, reduced by repayments and writedowns and adjusted for amortization of premiums or accretion of discount; cost for equity securities represents original cost reduced by writedowns; cost for other limited partnership interests represents original cost adjusted for equity in income and reduced by distributions.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                                 SCHEDULE III
                      SUPPLEMENTARY INSURANCE INFORMATION
                AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2017

                                                FUTURE POLICY  POLICY                              AMORTIZATION
                      DEFERRED                     BENEFITS    CHARGES     NET      POLICYHOLDERS' OF DEFERRED
                       POLICY    POLICYHOLDERS'   AND OTHER      AND    INVESTMENT   BENEFITS AND     POLICY      ALL OTHER
                     ACQUISITION    ACCOUNT     POLICYHOLDERS' PREMIUM    INCOME       INTEREST    ACQUISITION    OPERATING
SEGMENT                 COSTS       BALANCES        FUNDS      REVENUE  (LOSS)/(1)/    CREDITED       COSTS      EXPENSE/(2)/
-------              ----------- -------------- -------------- -------- ----------  -------------- ------------  -----------
                                                                 (IN MILLIONS)
Individual
  Retirement........  $    2,490   $     18,909  $      15,090 $  1,982 $    1,568    $      2,243  $      (296)   $   1,030
Group Retirement....         501         11,318              2      248        548             284          (66)         427
Investment
  Management and
  Research..........          --             --             --       --        118              --           --        2,517
Protection Solutions       1,496          9,846          3,468    1,581        703           1,064          639          502
Corporate and Other.          60          3,732         10,474      427        536             911           (9)         232
                      ----------   ------------  ------------- -------- ----------    ------------  -----------    ---------
Total...............  $    4,547   $     43,805  $      29,034 $  4,238 $    3,473    $      4,502  $       268    $   4,708
                      ==========   ============  ============= ======== ==========    ============  ===========    =========

  /(1)/Net investment income (loss) is allocated to segments. Includes net derivative gains (losses).
  /(2)/Operating expenses are allocated to segments.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                                 SCHEDULE III
                      SUPPLEMENTARY INSURANCE INFORMATION
         AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2016 (AS RESTATED)

                                        FUTURE POLICY   POLICY                              AMORTIZATION
              DEFERRED                     BENEFITS     CHARGES     NET      POLICYHOLDERS' OF DEFERRED
               POLICY    POLICYHOLDERS'   AND OTHER       AND    INVESTMENT   BENEFITS AND     POLICY      ALL OTHER
             ACQUISITION    ACCOUNT     POLICYHOLDERS'  PREMIUM    INCOME       INTEREST    ACQUISITION    OPERATING
Segment         COSTS       BALANCES        FUNDS       REVENUE  (LOSS)/(1)/    CREDITED       COSTS      EXPENSE/(2)/
------------ ----------- -------------- --------------  -------- ----------  -------------- ------------  -----------
                                                          (in millions)

  Individual
  Retirement    $  2,340      $  15,024      $  14,090  $  1,844   $   (740)       $  1,045      $  (300)    $  1,258

  Group
  Retirement         320         10,998             (2)      217        456             273          (36)         396

  Investment
  Management
  and
  Research..          --             --             --        --        134              --           --        2,311

  Protection
  Solutions.       2,321          9,790          3,960     1,744        684           1,604          362          491

  Corporate
  and
  Other.....          77          3,013         10,853       419        573             878           26          208
                --------      ---------      ---------  --------   --------        --------      -------     --------
Total.......    $  5,058      $  38,825      $  28,901  $  4,224   $  1,107        $  3,800      $    52     $  4,664
                ========      =========      =========  ========   ========        ========      =======     ========

  /(1)/Net investment income (loss) is allocated to segments. Includes net derivative gains (losses).
  /(2)/Operating expenses are allocated to segments.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                                 SCHEDULE III
                      SUPPLEMENTARY INSURANCE INFORMATION
                     FOR THE YEAR ENDED DECEMBER 31, 2015

                                              POLICY                               AMORTIZATION
                                              CHARGES      NET      POLICYHOLDERS' OF DEFERRED
                                                AND     INVESTMENT   BENEFITS AND     POLICY      ALL OTHER
                                              PREMIUM     INCOME       INTEREST    ACQUISITION    OPERATING
Segment                                       REVENUE  (LOSS)/(1)/     CREDITED       COSTS      EXPENSE/(2)/
-------                                       -------- -----------  -------------- ------------  -----------
Individual Retirement........................ $  1,803 $      (849) $          455 $       (319) $     1,233
Group Retirement.............................      220         436             261          (34)         393
Investment Management and Research...........       --          29              --           --        2,395
Protection Solutions.........................    1,681         649           1,743           70          541
Corporate and Other..........................      439         631             902           40          243
                                              -------- -----------  -------------- ------------  -----------
Total........................................ $  4,143 $       896  $        3,361 $       (243) $     4,805
                                              ======== ===========  ============== ============  ===========

  /(1)/Net investment income (loss) is allocated to segments. Includes net derivative gains (losses).
  /(2)/Operating expenses are allocated to segments.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                                  SCHEDULE IV
                               REINSURANCE/(1)/
        AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

                                                                         ASSUMED                PERCENTAGE
                                                            CEDED TO      FROM                  OF AMOUNT
                                                 GROSS        OTHER       OTHER        NET       ASSUMED
                                                 AMOUNT     COMPANIES   COMPANIES     AMOUNT      TO NET
                                              ------------ ----------- ----------- ------------ ----------
                                                                  (DOLLARS IN MILLIONS)
2017
----
Life Insurance In-Force...................... $    392,926 $    41,330 $    30,300 $    381,896        7.9%
                                              ============ =========== =========== ============ ==========
Premiums:
Life insurance and annuities................. $        826 $       135 $       186 $        877       21.2%
Accident and health..........................           54          36           9           27       33.3%
                                              ------------ ----------- ----------- ------------ ----------
Total Premiums............................... $        880 $       171 $       195 $        904       21.6%
                                              ============ =========== =========== ============ ==========
2016 (As Restated)
------------------
Life Insurance In-Force...................... $    399,230 $    78,760 $    31,722 $    352,192        9.0%
                                              ============ =========== =========== ============ ==========
Premiums:
Life insurance and annuities................. $        790 $       135 $       197 $        852       23.1%
Accident and health..........................           60          41           9           28       32.1%
                                              ------------ ----------- ----------- ------------ ----------
Total Premiums............................... $        850 $       176 $       206 $        880       23.4%
                                              ============ =========== =========== ============ ==========
2015
----
Life Insurance In-Force...................... $    406,240 $    82,927 $    31,427 $    354,740        8.9%
                                              ============ =========== =========== ============ ==========
Premiums:
Life insurance and annuities................. $        751 $       128 $       197 $        820       24.0%
Accident and health..........................           67          45          10           32       31.3%
                                              ------------ ----------- ----------- ------------ ----------
Total Premiums............................... $        818 $       173 $       207 $        852       24.3%
                                              ============ =========== =========== ============ ==========

  /(1)/Includes amounts related to the discontinued group life and health business.

                                    PART C

                               OTHER INFORMATION

Item 29. Financial Statements and Exhibits.

         (a) Financial Statements included in Part B for both the Member Retirement Account Program contract and the Retirement Investment Account Program contract, respectively:

                The financial statements of AXA Equitable Life Insurance Company and Separate Account Nos. 10 (Pooled), 4 (Pooled), 3 (Pooled) and 66 are included in each of the above contract's Statement of Additional Information, respectively.

         (b)    Exhibits.

                The following exhibits correspond to those required by paragraph (b) of item 29 as to exhibits in Form N-3:

         1. Resolutions of the Board of Directors of AXA Equitable Life Insurance Company ("AXA Equitable") authorizing the establishment of Separate Account Nos. 3, 4 and 10 and additional similar separate accounts, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant, filed April 14, 1986.

         2.     Not applicable.

         3.     Not applicable.

         4      (a)    Amended and Restated Participation Agreement among EQ
                       Advisors Trust, AXA Equitable Life Insurance Company
                       ("AXA Equitable"), AXA Distributors, LLC and AXA
                       Advisors dated July 15,2002 is incorporated herein by reference 13 Post-Effective Amendment No. 25 to the EQ
                       Advisor's Trust Registration Statement on Form N-1A
                       (File No. 333-17217 and 811-07953), filed on
                       February 7,2003.

                (a)(i) Amendment No. 1, dated May 2,2003, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10,2004.

                (a)(ii)Amendment No. 2, dated July 9,2004, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15,2004.

               (a)(iii)Amendment No. 3, dated October 1,2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

                (a)(iv)Amendment No. 4, dated May 1,2005, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7,2005.

                (a)(v) Amendment No. 5, dated September 30, 2005, to the
                       Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5,2006.

                (a)(vi)Amendment No. 6, dated August 1, 2006, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

               (a)(vii)Amendment No. 7, dated May 1, 2007, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, ,AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

              (a)(viii)Amendment No. 8, dated January 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

                (a)(ix)Amendment No. 9, dated May 1, 2008, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

                (a)(x) Amendment No. 10, dated January 1,2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

                (a)(xi)Amendment No. 11, dated May 1,2009, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

               (a)(xii)Amendment No. 12, dated September 29,2009, to the
                       Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

              (a)(xiii)Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

               (a)(xiv)Amendment No. 14, dated December 15,2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

                (a)(xv)Amendment No. 15, dated June 7,2011, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

               (a)(xvi)Amendment No. 16, dated April 30, 2012, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable and AXA Distributors, LLC, dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 96 to the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 7, 2012.

              (a)(b)(i)Second Amended and Restated Participation Agreement
                       among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

             (a)(b)(ii)Amendment No. 1 dated as of June 4, 2013 to the Second
                       Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

            (a)(b)(iii)Amendment No. 2 dated as of October 21, 2013 to the
                       Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

             (a)(b)(iv)Amendment No. 3, dated as of April 4, 2014 ("Amendment
                       No. 3"), to the Second Amended and Restated
                       Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

              (a)(b)(v)Amendment No. 4, dated as of June 1, 2014 ("Amendment
                       No. 4"), to the Second Amended and Restated
                       Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

             (a)(b)(vi)Amendment No. 5, dated as of July 16, 2014 ("Amendment
                       No. 5"), to the Second Amended and Restated
                       Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on February 5, 2015.

            (a)(b)(vii)Amendment No. 6, dated as of April 30, 2015 ("Amendment
                       No. 6"), to the Second Amended and Restated
                       Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 17, 2015.

           (a)(b)(viii)Amendment No. 7, dated as of December 21, 2015
                       ("Amendment No. 7"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties") incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485 (a) (File No. 333-17217) filed on February 11, 2016.

             (a)(b)(ix)Amendment No. 8, dated as of December 9, 2016
                       ("Amendment No. 8"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties") incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485 (a) (File No. 333-17217) filed on January 31, 2017.

              (a)(b)(x)Amendment No. 9 dated as of May 1, 2017 ("Amendment
                       No. 9") to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement") by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217), filed on April 28, 2017.

             (a)(b)(xi)Amendment No. 10 dated as of November 1, 2017
                       ("Amendment No. 10") to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement") by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217), filed on October 27, 2017.

                (b) Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3,2001 incorporated herein by reference to and/or previously filed with Pre-Effective Amendment No. 1 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on December 10, 2001.

                (b)(i) Amendment No. 1, dated as of August 1,2003 to the
                       Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 6 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 25, 2004.

                (b)(ii)Amendment No. 2, dated as of May 1,2006 to the
                       Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 16 to AXA Premier VIP Trust Registration Statement (File: No. 333-70754) on Form N-1A filed on June 1, 2006.

               (b)(iii)Amendment No. 3, dated as of May 25, 2007 to the
                       Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3,2001 incorporated herein by reference to Post-Effective Amendment No. 20 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 5, 2008.

                (b)(iv)Amended and Restated Participation Agreement among the
                       Registrant, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated as of May 23, 2012, incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on July 22, 2013.

                (b)(v) Amendment No. 1 dated as of October 21, 2013, to the
                       Amended and Restated Participation Agreement among the Registrant, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated as of May 23, 2012, incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on October 2, 2013.

                (b)(vi)Amendment No. 2, dated as of April 18, 2014 ("Amendment
                       No. 2") to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement") by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A
                       (File No. 333-70754) filed on January 12, 2015.

               (b)(vii)Amendment No. 3, dated as of July 8, 2014 ("Amendment
                       No. 3") to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement") by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A
                       (File No. 333-70754) filed on January 12, 2015.

              (b)(viii)Amendment No. 4, dated as of December 10, 2014
                       ("Amendment No. 4"), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A
                       (File No. 333-70754) filed on January 12, 2015.

                (b)(ix)Amendment No. 5, dated as of September 26, 2015
                       ("Amendment No. 5"), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties") incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form 485 (b) (File No. 333-70754) filed on April 26, 2016.

                (c) Participation Agreement, dated as of April 25, 2002 among Vanguard Variable Insurance Fund, The Van Guard Group, Inc., Vanguard Marketing Corporation and The Equitable Life Assurance Society of the United States is incorporated herein by reference to Registration Statement File No. 333-142459 on Form N-3 filed on
                       April 19, 2018.

                (c)(i) Amendment to Participation Agreement, dated as of April
                       3, 2018, by and among Vanguard Variable Insurance Fund, The Van Guard Group, Inc., Vanguard Marketing Corporation and The Equitable Life Assurance Society of the United States is incorporated herein by reference to Registration Statement File No. 333-142459 on Form N-3 filed on April 19, 2018.

         5.     (a)    Sales Agreement, dated as of January 1, 1996, by and
                       among Equico Securities, Inc., Equitable, and Separate
                       Account A, Separate Account No. 301 and Separate Account
                       No. 51, incorporated by reference to Exhibit No. 4(d) to Registration Statement No. 33-76028 filed on April 29,
                       1996.

                (b) Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000, incorporated by reference to Exhibit No. 3(d) to Registration Statement File No. 33-58950, filed on
                       April 19, 2001.

                (c) Transition Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000, incorporated by reference to Exhibit No. 3(e) to Registration File No. 33-58950, filed on April 19, 2001.

                (d) General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with this Registration Statement (File No. 2-30070) on April 19, 2004.

                (d)(i) First Amendment dated as of January 1, 2003 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

                (d)(ii) Second Amendment dated as of January 1, 2004 to General
                        Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

                (d)(iii)Third Amendment dated as of July 19, 2004 to General
                        Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

                (d)(iv) Fourth Amendment dated as of November 1, 2004 to
                        General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

               (d)(v) Fifth Amendment dated as of November 1, 2006, to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

               (d)(vi) Sixth Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

               (d)(vii) Seventh Amendment dated as of February 15, 2008, to
                        General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries previously filed with this Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

               (d)(viii)Eighth Amendment dated as of November 1, 2008, to
                        General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries previously filed with this Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2009.

               (d)(ix) Ninth Amendment dated as of November 1, 2011 to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

               (d)(x) Tenth Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4
                        (File No. 333-178750) filed on October 16, 2014.

               (d)(xi) Eleventh Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4
                        (File No. 333-178750) filed on October 16, 2014.

               (d)(xii) Twelfth Amendment dated as of November 1, 2013, to
                        General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4
                        (File No. 333-178750) filed on October 16, 2014.

               (d)(xiii)Thirteenth Amendment dated as of October 1, 2014 to
                        General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4
                        (File No. 333-202147), filed on September 9, 2015.

               (d)(xiv) Fourteenth Amendment dated as of August 1, 2015 to
                        General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to this Registration Statement on Form N-4 (File No. 2-30070), filed on April 19, 2016.

               (d)(xv) Sixteenth Amendment dated May 1, 2016 to the General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company, (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on
                        April 18, 2017.

               (d)(xvi) Seventeenth Amendment to General Agent Sales Agreement,
                        dated as of August 1, 2016, by and between AXA Equitable Life Insurance Company, formerly known as The Equitable Life Assurance Society of the United States, ("AXA Equitable"), and AXA NETWORK, LLC, ("General Agent") ") incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 17, 2018.

               (d)(xvii)Eighteenth Amendment to General Agent Sales Agreement, dated as of March 1 2017, by and between AXA Equitable Life Insurance Company, formerly known as The Equitable Life Assurance Society of the United States, ("AXA Equitable"), and AXA NETWORK, LLC ("General Agent") incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on
                        April 17, 2018.

                       The following Exhibits relate to the Retirement Investment Account:

         6.     (a)(1) Group Annuity Contract AC 5000 - 83T (No. 15,740)
                       between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                (a)(2) Riders 1, 2, 3, 4, 5, 6 and 7 to Group Annuity Contract
                       AC 5000 - 83T (No. 15,740) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, as executed, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 28, 1988.

                (a)(3) Form of Rider 8 to Group Annuity Contract AC 5000 - 83T
                       (No. 15,740) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed February 25, 1992.

                (a)(4) Form of Rider 9 to Group Annuity Contract AC 5000 - 83T
                       between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Exhibit No. 6(a)4 to Registration Statement No. 33-76028 filed on March 3, 1994.

                (b)(1) Group Annuity Contract AC 5000 - 83E (No. 15,739)
                       between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Retirement Trust, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                (b)(2) Riders l, 2, 3, 4, 5, 6 and 7 to Group Annuity Contract
                       AC 5000 - 83E (No. 15,739) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Retirement Trust, as executed, incorporated by reference to Registration
                       No. 2-91983 on Form N-3 of Registrant filed April 14,
                       1986.

                (b)(3) Form of Rider 8 to Group Annuity Contract AC 5000 - 83E
                       (No. 15,739) between Equitable and United States Trust Company of New York, as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed February 25, 1992.

                (b)(4) Form of Rider 9 to Group Annuity Contract AC 5000 - 83E
                       between Equitable and United States Trust Company of New York, as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Exhibit No. 6(b)4 to Registration Statement No. 33-76028 filed on March 3, 1994.

                (c)(1) Retirement Investment Account Master Retirement Trust
                       effective as of January 1, 1979, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                (c)(2) Amendment to the Retirement Investment Account Master
                       Retirement Trust effective July 1, 1984, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                (c)(3) Revised Retirement Investment Account Master Retirement
                       Trust effective as of March 1, 1990, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 27, 1990.

                (c)(4) Form of Restated Retirement Investment Account Master
                       Retirement Trust as submitted to the Internal Revenue Service, incorporated by reference to Registration
                       No. 2-91983 on Form N-3 of Registrant filed February 25, 1992.

                The following Exhibits relate to the Members Retirement Program:

                (d) Exhibit 6(e) (Copy of Group Annuity Contract AC 6059, effective August 30, 1984, among the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

                (e) Exhibit 6(f) (Form of Rider No. 1 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-34554 on Form N-3 of Registrant, filed April 26, 1990.

                (f) Exhibit 6(g) (Form of Rider No. 2 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-34554 on Form N-3 of Registrant, filed April 26, 1990.

                (g) Form of Rider No. 3 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration
                       No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                (h) Form of Rider No. 4 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-46995 on Form N-3 of Registrant, filed March 2, 1993.

                (i) Form of Rider No. 5 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 33-91588 on Form N-3 of Registrant, filed April 29, 1997.

                (j) Form of Rider No. 6 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-124410 on
                       Form N-3 of Registrant, filed April 27, 2006.

                (k) Form of Rider No. 7 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-124410 on
                       Form N-3 of Registrant, filed April 27, 2006.

                (l) Form of Rider No. 8 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-124410 on
                       Form N-3 of Registrant, filed April 27, 2006.

                (m) Membership Retirement Program GIO Rider (Form No. APC 10-36-15 AC 6059 Rider 12), incorporated herein by reference to the Registration Statement (File No. 333-142459) filed on April 21, 2016.

                The following exhibits relate to the Retirement Investment
                Account:

         7.     (a)    Retirement Investment Account Enrollment Forms -
                       Including Participation and Enrollment Agreements, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                (b)(1) Supplementary Agreement to Master Retirement Trust
                       Participation Agreement, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                (b)(2) Supplementary Agreement B to Master Retirement Trust
                       Participation Agreement (RIA Loans), incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 28, 1988.

                (b)(3) Form of Supplementary Agreement A to Master Retirement
                       Trust Participation Agreement (RIA Partial Funding), as amended, incorporated by reference to Registration
                       No. 2-91983 on Form N-3 of Registrant filed April 30,
                       1991.

                (b)(4) Form of Supplementary Agreement to Master Retirement
                       Trust Participation Agreement (The Bond Account), incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed February 25, 1992.

                (c) Basic Installation Information Form, dated May, 1989, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 24, 1992.

                (d) RIA Installation Agreement, dated May, 1989, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 24, 1992.

                The following Exhibits relate to the Members Retirement Program:

                (e) Exhibit 7(k) (Form of Participation Agreement for the standardized profit-sharing Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 16, 1986.

                (f) Exhibit 7(l) (Form of Participation Agreement for the non-standardized Profit-Sharing Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 16, 1986.

                (g) Exhibit 7(m) (Form of Participation Agreement for the standardized Defined Contribution Pension Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 16, 1986.

                (h) Exhibit 7(n) (Form of Participation Agreement for the non-standardized Defined Contribution Pension Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 16, 1986.

                (i) Exhibit 7(r) (Copy of Attachment to Profit Sharing Participation Agreement under the Association Members Retirement Plan of the Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

                (j) Exhibit 7(0)(2) (Form of Participant Enrollment Form under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 2 in Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 21, 1987.

                (k) Exhibit 7(t) (Form of Standardized Participation Agreement under the Association Members Defined Benefit Pension Plan), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

                (l) Exhibit 7(ee) (Form of Standardized Participation Agreement for the Defined Contribution Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (m) Exhibit 7(ff) (Form of Non-Standardized Participation Agreement for the Defined Contribution Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (n) Exhibit 7(gg) (Form of Standardized Participation Agreement for the Profit-Sharing Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (o) Exhibit 7(hh) (Form of Non-Standardized Participation Agreement for the Profit-Sharing Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (p) Exhibit 7 (ii) (Form of Simplified Participation Agreement for the Defined Contribution Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (q) Exhibit 7(jj) (Form of Simplified Participation Agreement for the Profit-Sharing Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (r) Exhibit 7(kk) (Form of Standardized (and non-integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (s) Exhibit 7(11) (Form of Standardized (and integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (t) Exhibit 7 (mm) (Form of Non-Standardized (and nonintegrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to PostEffective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (u) Exhibit 7(nn) (Form of Non-Standardized (and integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (v) Form of First Amendment to the Members Retirement Plan of The Equitable Life Assurance Society of the United States Participation Agreement, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                (w) Membership Retirement Program Enrollment Form previously filed with this Registration Statement (File
                       No. 333-142459) on April 24, 2009.

                (x) Administrative Services Agreement as of July 20, 2016 by and among AXA Equitable Life Insurance Company and 1290 Funds, incorporated herein by reference to Registration Statement No. 333-142459 on Form N-3 filed on April 19, 2018.

                (x)(i) Amendment No. 1 to the Administrative Services Agreement
                       effective as of March 1, 2018 to the Administrative Services Agreement dated as of July 20,2016 by and among AXA Equitable Life Insurance Company and 1290 Funds incorporated herein by reference to Registration Statement No. 333-142459 on Form N-3 filed on April 19, 2018.

         8.

                (a) Restated Charter of AXA Equitable, as amended August 31, 2010, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

                (b) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File
                       No. 333-05593), filed on April 20, 2006.

         9.     Not Applicable.

         10.    Not Applicable.

         11.    (a)    Exhibit 11(e)(2) (Form of Association Members Retirement
                       Plan, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No.
                       33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (b) Exhibit 11(j)(2) (Form of Association Members Retirement Trust, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (c) Exhibit 11(k) (Copy of the Association Members Pooled Trust for Retirement Plans, as submitted to the Internal Revenue Service on March 3, 1987), incorporated by reference to Post-Effective Amendment No. 2 to Registration on Form S-1 of Registrant, filed April 21, 1987.

                (d) Exhibit 11(o) (Form of Association Members Defined Benefit Pension Plan, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration
                       No. 3321417 on Form N-3 of Registrant, filed April 26, 1989.

                (e) Form of First Amendment to the Pooled Trust for Association Members Retirement Plans of The Equitable Life Assurance Society of the United States, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                (f) Form of First Amendment to the Association Members Retirement Plan of The Equitable Life Assurance Society of the United States, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                (g) Form of Basic Plan Document (No. 1) for Volume Submitter plan as filed with the Internal Revenue Service in November 2003, incorporated by reference to Exhibit
                       No. 7(m) to the Registration Statement on Form N-3 covering Separate Account 4, filed on April 27, 2004.

                (h) Membership Retirement Program Form of IRS Pre-Approved Defined Contribution Prototype Plan and Trust Basic Plan Document [DC-BPD #03] as filed with the Internal Revenue Service in April 2012, is incorporated herein by reference to the Registration Statement (File No. 333-142459) filed on April 21, 2016.

         12. Opinion of Shane Daly, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, filed herewith.

         13.    (a)    Consent of PricewaterhouseCoopers LLP, filed herewith.

                (b)    Powers of Attorney, filed herewith.

Item 30. Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.


NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH
BUSINESS ADDRESS               AXA EQUITABLE
------------------             --------------------------
DIRECTORS

Thomas Buberl                  Director
AXA
25, Avenue Matignon
75008 Paris, France

Barbara Fallon-Walsh           Director
1670 Stephens Drive
Wayne, PA 19087

Daniel G. Kaye                 Director
767 Quail Run
Inverness, IL 60067

Kristi A. Matus                Director
380 Beacon Street, #2
Boston, MA 02116

Ramon de Oliveira              Director
Investment Audit Practice, LLC
580 Park Avenue
New York, NY 10065

Bertram L. Scott               Director
Novant Health, Inc.
108 Providence Road
Charlotte, NC 28207

George Stansfield              Director
AXA
25, Avenue Matignon
75008 Paris, France

Richard C. Vaughan             Director
764 Lynnmore Lane
Naples, FL 34108-7522

Charles G.T. Stonehill         Director
Founding Partner
Green & Blue Advisors
285 Central Park West
New York, New York 10024

OFFICER-DIRECTOR

*Mark Pearson                  Chairman of the Board,
                               Chief Executive Officer, Director and President

OTHER OFFICERS

*Dave S. Hattem                Senior Executive Director, Secretary and
                               General Counsel

*Heinz-Juergen Schwering       Managing Director and Chief Risk Officer

*Anders B. Malmstrom           Senior Executive Director and Chief Financial
                               Officer

*Marine de Boucaud             Senior Executive Director and Chief Human
                               Resources Officer

*Joshua E. Braverman           Senior Executive Director

*Kermitt J. Brooks             Managing Director and Deputy General Counsel

*Michael B. Healy              Senior Executive Director and Chief Information
                               Officer

*Andrea M. Nitzan              Executive Director, Chief Accounting Officer
                               and Controller

*Brian Winikoff                Senior Executive Director and Head of U.S. Life,
                               Retirement and Wealth Management

*Adrienne Johnson              Senior Executive Director and Chief
                               Transformation Officer

*Kevin Molloy                  Senior Executive Director

*Keith Floman                  Managing Director and Chief Actuary

*David Kam                     Managing Director and Actuary

*Michel Perrin                 Managing Director and Actuary

*Nicholas Huth                 Managing Director, Associate General Counsel
                               and Chief Compliance Officer

*Kathryn Ferrero               Senior Executive Director and Chief Marketing
                               Officer

*David Karr                    Senior Executive Director

*Dominique Baede               Managing Director

*Christina Banthin             Managing Director and Associate General Counsel

*Eric Colby                    Managing Director

*Graham Day                    Managing Director

*Matthew Drummond              Managing Director

*Ronald Herrmann               Managing Director

*Steven M. Joenk               Managing Director and Chief Investment Officer

*David Kahal                   Managing Director

*Kevin M. Kennedy              Managing Director

*Kenneth Kozlowski             Managing Director

*Susan La Vallee               Managing Director

*Barbara Lenkiewicz            Managing Director

*Patricia Louie                Managing Director and Associate General Counsel

*Carol Macaluso                Managing Director

*James Mellin                  Managing Director

*Hillary Menard                Managing Director

*Prabha ("Mary") Ng            Managing Director

*Christine Nigro               Managing Director

*James O'Boyle                 Managing Director

*Robin Raju                    Managing Director

*Anthony F. Recine             Managing Director and Chief Auditor

*John Rivett                   Managing Director

*Pamela Rosado                 Managing Director and Associate General Counsel

*Steven I. Rosenthal           Managing Director

*Theresa Trusskey              Managing Director

*Marc Warshawsky               Managing Director

*Melisa Waters                 Managing Director

*Jeffrey J. Hurd               Senior Executive Director and Chief Operating
                               Officer

*Antonio Di Caro               Managing Director

*Glen Gardner                  Managing Director

*Shelby Hollister-Share        Managing Director

*Manuel Prendes                Managing Director

*Aaron Sarfatti                Managing Director

*Stephen Scanlon               Managing Director

*Samuel Schwartz               Managing Director

*Michael Simcox                Managing Director

*Mia Tarpey                    Managing Director

*Yun ("Julia") Zhang           Lead Director and Treasurer

Item 31. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

          Separate Account Nos. 3, 4, 10 and 66 of AXA Equitable Life Insurance Company (the "Separate Accounts") are separate accounts of AXA Equitable Life Insurance Company. AXA Equitable, a New York stock life insurance company is an indirect wholly owned subsidiary of AXA Equitable Holdings, Inc. (the "Holding Company").

          As of the date of this filing, AXA S.A. ("AXA")owns 100% of the Holding Company's outstanding common stock. On May 10, 2017, AXA announced its intention to pursue the sale of a minority stake in our indirect parent, AXA Equitable Holdings, Inc., the parent company of AXA Financial, Inc., through a proposed initial public offering (the "Holdings IPO") in the first half of 2018. On November 13, 2017, Holdings filed a Form S-1 registration statement with the Securities and Exchange Commission ("SEC"). The completion of the proposed Holdings IPO will depend on, among other things, the SEC filing and review process and customary regulatory approvals, as well as market conditions. There can be no assurance that the proposed Holdings IPO will occur on the anticipated timeline or at all.

          AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable Life Insurance Company. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

          (a) The 2016/2017 AXA Group Organizational Charts are incorporated herein by reference to Exhibit 26(a) to Registration Statement (File
No. 333-216084) on Form N-4, filed August 25, 2017.

          (b) AXA Equitable Holdings, Inc. - Subsidiary Organization Chart:
Q1-2018 is incorporated herein by reference to Exhibit 26(b) to Registration Statement (File No. 2-30070) on Form N-4 filed April 17, 2018.

Item 32. Number of Contractowners

         As of March 31, 2018 there were 315 participants of Retirement Investment Account Contracts offered by the registrant, all of which are qualified contracts. As of the same date, there were 3,327 participants in the Members Retirement Program offered by the registrant, all of which are qualified contracts.

Item 33. Indemnification

         (a)    Indemnification of Directors and Officers

         The By-Laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

         7.4    Indemnification of Directors, Officers and Employees.

                (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                     (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate is or was a director, officer or employee of the Company shall be indemnified by the Company;

                     (ii) any person made or threatened to be made a party to
                          any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                     (iii)the related expenses of any such person in any of
                          said categories may be advanced by the Company.

                (b) To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726: Insurance Law ss. 1216.)

                The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, ACE, Chubb Insurance Company, AXIS Insurance Company, Zurich Insurance Company, AWAC (Allied World Assurance Company, Ltd.), Aspen Bermuda XS, and ARGO RE Ltd. The annual limit on such policies is $155 million, and the policies insure that officers and directors against certain liabilities arising out of their conduct in such capacities.

         (b)    Indemnification of Principal Underwriters

                For the Retirement Investment Account:

                     To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Advisors, LLC has undertaken to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Advisors, LLC.

                For the Members Retirement Program:

                     Not applicable. Presently, there is no Principal Underwriter of the contracts. AXA Equitable provides marketing and sales services for distribution of the contracts. No commissions are paid; however, incentive compensation is paid to AXA Equitable employees who provide these services based upon first year plan distributions and number of plans sold.

         (c)    Undertaking

                     Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Business and Other Connections of Investment Adviser

              AXA Equitable Life Insurance Company ("AXA Equitable") acts as the investment manager for Separate Account Nos. 3, 4 and 10. With respect to Alliance Capital Management L.P. ("Alliance"), a publicly-traded limited partnership, is indirectly majority-owned by AXA Equitable and provides personnel and facilities for portfolio selection and transaction services. Alliance recommends the securities investments to be purchased and sold for Separate Account Nos. 3, 4 and 10, and arranges for the execution of portfolio transactions. Alliance coordinates related accounting and bookkeeping functions with AXA Equitable. Both AXA Equitable and Alliance are registered investment advisers under the Investment Advisers Act of 1940.

              Information regarding the directors and principal officers of AXA Equitable is provided in Item 30 of this Part C and is incorporated herein by reference.

       Set forth below is certain information regarding the directors and principal officers of AllianceBernstein Corporation ("AllianceBernstein"). The business address of the AllianceBernstein persons whose names are preceded by an asterisk is 1345 Avenue of the Americas, New York, New York 10105.

             (1)                       (2)                     (3)
                                  POSITIONS AND        PRINCIPAL OCCUPATION
NAME AND PRINCIPAL                OFFICES WITH        (AND OTHER POSITIONS)
BUSINESS ADDRESS                ALLIANCEBERNSTEIN      WITHIN PAST 2 YEARS
------------------             -------------------  ---------------------------
DIRECTORS

Robert B. Zoellick             Chairman of the      See Column 2.
                               Board

* Seth P. Bernstein            President and Chief  President and Chief
                               Executive Officer    Executive Officer,
                                                    AllianceBernstein, and
                                                    Holding (May 2017 to
                                                    present)

* Paul L. Audet                Director             Independent Director

* Ramon de Oliveira            Director             Member of the Board, AXA

Denis Duverne                  Director             Chairman of the Board, AXA
AXA                                                 (September 2016-present)
25, Avenue Matignon
75008, Paris, France

* Barbara Fallon-Walsh         Director             Independent Director

* Daniel G. Kaye               Director             Independent Director

* Shelley B. Leibowitz         Director             Founder, SL Advisory LLC

Anders Malmstrom               Director             Chief Financial Officer,
c/o AXA Financial, Inc.                             AXA Financial, Inc.
1290 Ave. of the Americas
New York, NY 10104

* Das Narayandas               Director             Edsel Bryant Ford
                                                    Professor of Business
                                                    Admin., Harvard Bus. School

             (1)                       (2)                     (3)
                                  POSITIONS AND        PRINCIPAL OCCUPATION
NAME AND PRINCIPAL                OFFICES WITH        (AND OTHER POSITIONS)
BUSINESS ADDRESS                ALLIANCEBERNSTEIN      WITHIN PAST 2 YEARS
------------------             -------------------  --------------------------

Mark Pearson                   Director             Director, President and
AXA Financial, Inc.                                 Chief Executive Officer of
1290 Avenue of the Americas                         AXA Financial, and
New York, NY 10104                                  Chairman and Chief
                                                    Executive Officer of AXA
                                                    Equitable.

             (1)                       (2)                     (3)
                                  POSITIONS AND        PRINCIPAL OCCUPATION
NAME AND PRINCIPAL                OFFICES WITH        (AND OTHER POSITIONS)
BUSINESS ADDRESS                ALLIANCEBERNSTEIN      WITHIN PAST 2 YEARS
------------------             -------------------  --------------------------
OFFICERS

* Seth P. Bernstein            President and Chief  See Column 2.
                               Executive Officer

* Kate C. Burke                Head of Human        See Column 2.
                               Capital and Chief
                               Talent Officer

* Laurence E. Cranch           General Counsel      See Column 2.

* James A. Gingrich            Chief Operating      See Column 2.
                               Officer

* John C. Weisenseel           Chief Financial      See Column 2.
                               Officer

Item 35. Principal Underwriters

                For Retirement Investment Account:

         (a) AXA Advisors, LLC, an affiliate of AXA Equitable and MONY Life Insurance Company of America are the principal underwriters for AXA Equitable's Separate Account A, Separate Account No. 301, Separate Account No. 45, Separate Account 49, Separate Account No. 70, Separate Account I, Separate Account FP, AXA Premier VIP Trust and EQ Avisors Trust; and of MONY America Variable Account A, MONY America Variable Account L and MONY America Variable Account K. AXA Advisors, LLC's principal business address is 1290 Avenue of the Americas, New York, NY 10104.

                For Members Retirement Program:

                Not applicable. Presently, there is no Principal Underwriter of the contracts, see Item 33(b) of this Part C which is incorporated by reference.

         (b) See Item 30 of this Part C, which is incorporated herein by reference.

         (c)    Not applicable.

Item 36. Location of Accounts and Records

         AXA Equitable Life Insurance Company

         135 West 50th Street
         New York, New York 10020

         1290 Avenue of the Americas
         New York, New York 10104

         500 Plaza Drive
         Secaucus, New Jersey 07094

Item 37. Management Services

         Not applicable.

Item 38. Undertakings

         The Registrant hereby undertakes the following:

                (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

                (b) to include (1) as part of its applications to purchase any contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

                (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request; and

                (d) AXA Equitable represents that the fees and charges deducted under the Contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the Contract.

                                  SIGNATURES

       As required by the Securities Act of 1933, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 19th day of April, 2018.

                                   AXA EQUITABLE LIFE INSURANCE COMPANY
                                                   (Registrant)

                                   By:  AXA Equitable Life Insurance Company

                                   By:  /s/ Shane Daly
                                        ----------------------------------------
                                        Shane Daly
                                        Vice President and Associate General
                                        Counsel

                                  SIGNATURES

       As required by the Securities Act of 1933, the Depositor has caused this Registration Statement to be signed on its behalf, in the City and State of New York, on this 19th day of April, 2018.

                                         AXA EQUITABLE LIFE INSURANCE COMPANY
                                                      (Depositor)

                                         By:  /s/ Shane Daly
                                              ----------------------------------
                                              Shane Daly
                                              Vice President and Associate
                                              General Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                  Chairman of the Board, Chief Executive Officer,
                               Director and President

PRINCIPAL FINANCIAL OFFICER:

*Anders B. Malmstrom           Senior Executive Director
                               and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Andrea Nitzan                 Executive Director, Chief Accounting Officer
                               and Controller

*DIRECTORS:

Barbara Fallon-Walsh  Ramon de Oliveira   Mark Pearson
Daniel G. Kaye        Bertram Scott       Charles G.T. Stonehill
Kristi A. Matus       Richard C. Vaughan

*By:  /s/ Shane Daly
      --------------------------
      Shane Daly
      Attorney-in-Fact
      April 19, 2018

                                 EXHIBIT INDEX

EXHIBIT NO.                                                           TAG VALUE
-----------                                                           ---------

  12         Opinion and Consent of Counsel                            EX-99.12

  13(a)      Consent of PricewaterhouseCoopers LLP                    EX-99.13a

  13(b)      Powers of Attorney                                       EX-99.13b